UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-05028

PIMCO Funds

(Exact name of registrant as specified in charter)

840 Newport Center Drive, Newport Beach, CA 92660

(Address of principal executive offices)

John P. Hardaway

Treasurer and Principal Financial Officer

PIMCO Funds

840 Newport Center Drive

Newport Beach, CA 92660

(Name and address of agent for service)

Copies to:

Brendan C. Fox

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Registrant’s telephone number, including area code: (866) 746-2606

Date of fiscal year end: March 31

Date of reporting period: September 30, 2009

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

EXPLANATORY NOTE

The Registrant has filed this Certified Shareholder Report on Form N-CSR in two (2) separate submissions due to file size limitations on EDGAR submissions. The initial submission of the Certified Shareholder Report on Form N-CSR (accession #0001193125-09-249352) provides the information required by Item 1 with respect to certain reports transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (the “Act”) (17 CFR 270.30e-1). This submission provides the information required by Item 1 with respect to the remaining reports transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1) that were not included in the Registrant’s initial submission. Apart from Item 1, this submission is identical in all material respects to the initial submission.

Item 1. Reports to Stockholders.

The following are copies of the reports transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1).

Filed under the previously filed companion submission on Form N-CSR:

•	PIMCO Funds—Bond Funds—Institutional, M, P, Administrative and D Classes

•	PIMCO Funds—International Bond Funds—Institutional, P, Administrative and D Classes

•	PIMCO Funds—Bond Funds—A, B, C and R Classes

•	PIMCO Funds—Total Return Funds—Institutional, P, Administrative and D Classes

•	PIMCO Funds—PIMCO Total Return Fund—A, B, C and R Classes

•	PIMCO Funds—PIMCO Real Return Fund—A, B, C and R Classes

•	PIMCO Funds—Strategic Markets Bond Funds—Institutional, P, Administrative and D Classes

Filed under this submission on Form N-CSR:

•	PIMCO Funds—Real Return Strategy, Asset Allocation & Equity-Related Funds—A, B, C and R Classes

•	PIMCO Funds—Municipal Bond Funds—Institutional, P, Administrative and D Classes

•	PIMCO Funds—Municipal Bond Funds—A, B, and C Classes

•	PIMCO Funds—Inflation-Protected Funds—Institutional, P, Administrative and D Classes

•	PIMCO Funds—Credit Bond Funds—Institutional, P, Administrative and D Classes

•	PIMCO Funds—RealRetirement® Funds

•	PIMCO Funds—Private Account Portfolio Series

PIMCO Funds

Semiannual Report

SEPTEMBER 30, 2009

Real Return Strategy, Asset Allocation & Equity-Related Funds

Share Classes

REAL RETURN STRATEGY

PIMCO CommodityRealReturn Strategy Fund®

PIMCO RealEstateRealReturn Strategy Fund

ASSET ALLOCATION

PIMCO All Asset Fund

PIMCO All Asset All Authority Fund

PIMCO Global Multi-Asset Fund

EQUITY-RELATED

PIMCO StocksPLUS® Fund

PIMCO StocksPLUS® Total Return Fund

PIMCO Fundamental Advantage Total Return Strategy Fund

PIMCO Fundamental IndexPLUS™ TR Fund

PIMCO Small Cap StocksPLUS® TR Fund

PIMCO International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged)

PIMCO International StocksPLUS® TR Strategy Fund (Unhedged)

PIMCO StocksPLUS® TR Short Strategy Fund

This material is authorized for use only when preceded or accompanied by the current PIMCO Funds prospectus. Investors should consider the investment objectives, risks, charges and expenses of each Fund carefully before investing. This and other information is contained in the Funds’ prospectus. Please read the prospectus carefully before you invest or send money.

		Page

Chairman’s Letter		4
Important Information About the Funds		6
Benchmark Descriptions		21
Financial Highlights		104
Statements of Assets and Liabilities		116
Consolidated Statements of Assets and Liabilities		118
Statements of Operations		119
Consolidated Statements of Operations		121
Statements of Changes in Net Assets		122
Consolidated Statements of Changes in Net Assets		125
Statements of Cash Flows		126
Consolidated Statement of Cash Flows		128
Notes to Financial Statements		129
Glossary		148
Privacy Policy		149
Approval of Renewal of the Amended and Restated Investment Advisory Contract, Supervision and Administration Agreement, Asset Allocation Sub-Advisory Agreements and Sub-Advisory Agreements		150

FUND	Fund Summary	Schedule of Investments

All Asset Fund	8	23
All Asset All Authority Fund	9	24
Fundamental Advantage Total Return Strategy Fund	10	25
Fundamental IndexPLUS™ TR Fund	11	32
International StocksPLUS® TR Strategy Fund (Unhedged)	12	39
International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged)	13	45
RealEstateRealReturn Strategy Fund	14	52
Small Cap StocksPLUS® TR Fund	15	58
StocksPLUS® Fund	16	64
StocksPLUS® Total Return Fund	17	71
StocksPLUS® TR Short Strategy Fund	18	78
CommodityRealReturn Strategy Fund®	19	86
Global Multi-Asset Fund	20	97

Semiannual Report	September 30, 2009	3

Chairman’s Letter

Dear PIMCO Funds Shareholder:

Financial markets and the broader economy generally stabilized during the fiscal reporting period and most asset classes higher on the risk spectrum gained significantly from the lows reached in March 2009. Government policy initiatives, centered on unprecedented monetary stimulus and near zero short-term interest rates, were the primary contributors to improved economic stability and the recent market rally. However, the requirements for a sustained global economic recovery are complex and challenging. In the U.S. alone, consumer indebtedness is at a level greater than likely income potential and credit availability, unemployment remains high, and many major banking institutions continue to focus on rebuilding their balance sheet in lieu of lending to consumers and businesses. In this uncertain environment, we believe that an understanding of the many market risk factors is critical to both portfolio allocation and in determining the effectiveness of investment opportunities for our clients. As such, we remain focused and committed to guide our clients through the ongoing uncertainty, while continuing to stay at the forefront of risk management and market opportunities.

Highlights of the financial markets during the six-month reporting period include:

•

The Federal Reserve maintained a target range for the Federal Funds Rate of 0.00% to 0.25% and the Bank of England kept its key-lending rate at 0.50%, while the European Central Bank reduced its overnight rate to 1.00%. The Bank of Japan maintained its lending rate at 0.10%.

•

Yields on government bonds generally increased in most developed markets as investors moved into riskier asset classes. The yield on the ten-year U.S. Treasury note increased 0.64% to end the period at 3.31%. The Barclays Capital U.S. Aggregate Index, a widely used index of U.S. Treasury, investment-grade corporate and mortgage-backed securities, returned 5.59% for the reporting period.

•

Agency mortgage-backed securities (“MBS”) outperformed like-duration U.S. Treasury securities as the Federal Reserve’s MBS Purchase Program helped to compress mortgage yield premiums closer to pre-crisis levels. Non-Agency MBS (not backed by a U.S. Government guarantee) performed well due to expected demand from the Public-Private Investment Program (“PPIP”) as well as from renewed interest in riskier assets. Consumer asset-backed securities (“ABS”) also outperformed like-duration U.S. Treasury securities due to robust demand for assets issued through the Federal Reserve’s Term Asset-Backed Securities Loan Facility (“TALF”) and the re-emergence of unleveraged cash investors, such as pension funds and insurance companies.

•

Corporate bonds, primarily high-yield, represented one of the best performing fixed-income asset classes during the reporting period. Corporate bond premiums to U.S. Treasury securities continued to tighten and approached levels last seen in 2007 as fund flows into corporate bonds were strong and the supply of available bonds began to contract slightly after years of high single-digit growth. Performance was strongest in the financial sector, which gained from improved asset valuations, a continued profitable steep yield curve, and increased fee-based income from underwritings as capital markets revived during the reporting period.

•

Municipal bonds outperformed U.S. Treasury securities and municipal yield ratios moved back closer to historical averages after widening dramatically in 2008. Inflows into municipal funds remained strong amid heightened expectations for future tax increases and interest in municipal bonds as part of an individual’s asset allocations. The supply of new issue tax-exempt municipal bonds was relatively light as issuance was diverted into taxable Build America Bonds. The Barclays Capital Municipal Bond Index returned 9.38% for the reporting period.

4	PIMCO Funds

•

U.S. Treasury Inflation-Protected Securities (“TIPS”) outperformed their nominal U.S. Treasury counterparts as the principal value of TIPS was adjusted higher due to positive inflation and the decline in real yields. The Barclays Capital U.S. TIPS Index returned 3.76% for the reporting period. Futures’ prices on most commodities recovered strongly, as measured by the Dow Jones-UBS Commodity Index Total Return, which returned 16.41% for the reporting period.

•

Emerging Markets (“EM”) bonds denominated in U.S. dollars outperformed U.S. Treasury securities as credit premiums tightened on most EM bonds amid an increase in risk appetite and positive flows into the EM sector. EM assets denominated in local currency also had strong returns led by monetary stimulus by most EM countries to counter the worldwide recession. EM currency appreciation aided performance of most EM local assets during the reporting period.

•

Equity markets worldwide trended higher, rebounding from lows reached in March 2009 as investors returned due to the low value of certain equities and the peak in the liquidation cycle. U.S. equities, as measured by the S&P 500 Index, returned 34.02% and international equities, as represented by the MSCI World Index, returned 41.81% for the reporting period.

On the following pages of this PIMCO Funds Semiannual Report, you will find specific details as to each Fund’s total return investment performance and a discussion of those factors that most affected performance.

Thank you again for the trust you have placed in us. We never take it lightly and will continue to work diligently to meet your investment needs. If you have any questions regarding any of your PIMCO Funds investments, please contact your financial advisor, or call Allianz Global Investors at 1-800-426-0107. We also invite you to visit www.allianzinvestors.com.

Sincerely,

Brent R. Harris

President, and Chairman of the Board, PIMCO Funds

November 10, 2009

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

Semiannual Report	September 30, 2009	5

Important Information About the Funds

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a Fund are likely to decrease in value. The price volatility of fixed-income securities can also increase during periods of rising interest rates resulting in increased losses to a Fund.

Bond funds and individual bonds with a longer duration (a measure of the expected life of a security) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations.

The Funds may be subject to various risks as described in each Fund’s prospectus. Some of those risks may include, but are not limited to, the following: interest rate risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, equity risk, commodity risk, mortgage-related and other asset-backed risk, foreign (non-U.S.) investment risk, European specific risk, Far-Eastern (excluding Japan) specific risk, Japanese specific risk, real estate risk, emerging markets risk, currency risk, issuer non-diversification risk, leveraging risk, smaller company risk, management risk, California state-specific risk, New York state-specific risk, municipal project specific risk, short sale risk, tax risk, subsidiary risk, allocation risk and underlying fund risks. A complete description of these and other risks is contained in each Fund’s prospectus. The Funds may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk, leverage risk and the risk that a fund could not close out a position when it would be most advantageous to do so. Funds investing in derivatives could lose more than the principal amount invested in these instruments. Investing in non-U.S. securities may entail risk due to non-U.S. economic and political developments; this risk may be enhanced when investing in emerging markets. High-yield bonds typically have a lower credit rating than other bonds. Lower rated bonds generally involve a greater risk to principal than higher-rated bonds. Concentrating investments in individual sectors may add additional risk and volatility compared to a diversified fund. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio.

The All Asset and All Asset All Authority Funds invest in a portfolio of mutual funds. The cost of investing in these Funds will generally be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. The CommodityRealReturn Strategy Fund® is intended for long-term investors and an investment in this Fund should be no more than a small part of a typical diversified portfolio. The Fund’s share price is expected to be more volatile than that of other funds. The Fund may invest directly or indirectly (through investment in a wholly-owned subsidiary) in commodity-linked derivative instruments and/or notes, which may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments and/or notes may be affected by changes in overall market movements, changes in interest rates, and other factors such as weather, disease, embargoes, and international economic and political developments, as well as the trading activity of speculators and arbitrageurs in the underlying commodities. StocksPLUS® TR Short Strategy Fund will generally realize gains only when the price of the S&P 500 Index is declining.

The inception date on each Fund’s performance page is the inception date of the Fund’s oldest share class or classes. Unless otherwise indicated, the actual share class (A, B, C or R) is the Fund’s oldest share class. The oldest share class for the following Funds is the Institutional share class, and class A, B and C shares were first offered in (month/year): StocksPLUS® Fund (1/97), CommodityRealReturn Strategy Fund® (11/02), All Asset Fund (4/03), StocksPLUS® Total Return Fund (7/03), All Asset All Authority Fund (A&C Shares 7/05), Small Cap StocksPLUS® TR Fund (A&C Shares 7/06), StocksPLUS® TR Short Strategy Fund (A&C Shares 7/06) and Fundamental Advantage Total Return Strategy Fund (A&C Shares 7/08). The R Shares for each Fund were first offered in (12/02) except All Asset Fund, which was first offered in (1/06), and Global Multi-Asset Fund, which was first offered (1/09). Returns measure performance from the inception of the oldest share class to the present, so some returns predate the inception of the actual share class. Those returns are calculated by adjusting the returns of the oldest share class to reflect the indicated share class’s different charges and expenses. Total return performance assumes that all dividend and capital gain distributions were reinvested on the payable date. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Class A Shares are subject to an initial sales charge. Class B Shares are subject to a contingent deferred sales charge (“CDSC”) which declines from either 3.5% in the first year to 0% at the end of the fifth year or 5% in the first year to 0% at the end of the sixth year, depending on the fund and when the shares were purchased. Class C Shares are subject to a 1% CDSC, which may apply in the first year, or 18 months in the case of the CommodityRealReturn Strategy, International StocksPLUS® TR Strategy (U.S. Dollar-Hedged) and RealEstateRealReturn Strategy Funds. A CDSC may be imposed in certain circumstances on Class A Shares that are purchased without an initial sales charge and then redeemed during the first 18 months after purchase.

Effective November 1, 2009, Class B shares of PIMCO Funds will no longer be available for purchase, except through exchanges and dividend reinvestments.

The Cumulative Returns charts assume the initial investment of $10,000 was made at the beginning of the first full month following the class’s inception. The charts and Average Annual Total Return tables reflect any sales load that would have applied at the time of purchase or any contingent deferred sales charge that would have applied if a full redemption occurred on the last business day of the

6	PIMCO Funds

most recent fiscal year. Results assume that all dividends and capital gain distributions were reinvested. Results assume fees and expenses and results do not take into account the effect of taxes. A Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

In addition to its benchmark, each Fund measures its performance against a Lipper Average, which is calculated by Lipper, Inc. (“Lipper”), a Reuters Company, and represents the total return performance averages of funds that are tracked by Lipper that have the same Fund Classification. Lipper does not take into account fees, expenses or taxes. An investment in a Fund is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Funds.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by PIMCO Funds as the policies and procedures that PIMCO will use when voting proxies on behalf of the Funds. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of each Fund, and information about how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at 1-866-746-2606, on the Allianz Global Investors Distributors’ website at www.allianzinvestors.com, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PIMCO Funds files a complete schedule of each Fund’s portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Funds’ Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and is available without charge, upon request, by calling the Trust at 1-866-746-2606 and on the Funds’ website at www.pimco-funds.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund’s individual page in this Semiannual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, from April 1, 2009 to September 30, 2009.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class, in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary from period to period because of various factors such as an increase in expenses that are not covered by the advisory and supervisory and administrative fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

Semiannual Report	September 30, 2009	7

PIMCO All Asset Fund

Class A:	PASAX
Class B:	PASBX
Class C:	PASCX
Class R:	PATRX

Portfolio Insights

•

The Fund seeks maximum real return, consistent with preservation of real capital and prudent investment management, by investing under normal circumstances substantially all of its assets in Institutional Class shares of the Underlying PIMCO Funds (i.e., any of the PIMCO Funds, except the PIMCO All Asset All Authority Fund, PIMCO Global Multi-Asset Fund, and the PIMCO RealRetirement® Funds).

•

Exposure to investment-grade credit, via the PIMCO Investment Grade Corporate Bond Fund, benefited performance as the Underlying PIMCO Fund outperformed the Barclays Capital U.S. TIPS 1-10 Year Index (the “benchmark index”) during the period.

•

Significant allocations to long-maturity U.S. Treasury Inflation-Protected Securities (“TIPS”), primarily through the PIMCO Real Return Asset Fund, benefited performance versus the benchmark as longer-maturity U.S. TIPS outperformed the shorter-maturity U.S. TIPS in the benchmark index.

•

Exposure to emerging market currencies and locally-issued emerging market bonds, through the PIMCO Developing Local Markets Fund and the PIMCO Emerging Local Bond Fund, benefited performance as both Underlying PIMCO Funds outperformed the benchmark index.

•	Exposure to U.S. dollar-denominated emerging market bonds, through the PIMCO Emerging Markets Fund, benefited performance as the Underlying PIMCO Fund outperformed the benchmark index.

•	Exposure to commodities, through the PIMCO CommodityRealReturn Strategy Fund®, benefited performance as the Underlying PIMCO Fund outperformed the benchmark index.

•

Exposure to equity strategies, primarily through the PIMCO EM Fundamental IndexPLUS™ TR Strategy Fund and the PIMCO International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged), benefited performance as equities gained more than the benchmark index.

Average Annual Total Return for the period ended September 30, 2009
	6 Months*	1 Year	5 Years	Fund Inception (07/31/02)
PIMCO All Asset Fund Class A	23.07%	9.72%	4.69%	7.88%
PIMCO All Asset Fund Class A (adjusted)	18.46%	5.61%	3.89%	7.31%
PIMCO All Asset Fund Class B	22.60%	8.90%	3.91%	7.07%
PIMCO All Asset Fund Class B (adjusted)	19.10%	5.40%	3.83%	7.07%
PIMCO All Asset Fund Class C (adjusted)	21.66%	7.93%	3.90%	7.08%
PIMCO All Asset Fund Class R	22.89%	9.40%	4.39%	7.58%
Barclays Capital U.S. TIPS: 1-10 Year Index	3.57%	4.02%	4.65%	5.76%
Consumer Price Index + 500 Basis points	4.09%	3.77%	7.84%	7.80%
Lipper Flexible Portfolio Funds Average	23.02%	2.99%	4.53%	6.73%

* Cumulative return. All Fund returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit www.allianzinvestors.com. The adjusted returns take into account the maximum sales charge of 3.75% on A shares, 3.50% CDSC on B shares and 1% CDSC on C shares. Until 05/01/09, a redemption fee of 2% may have applied to shares that were redeemed or exchanged within 7 days of acquisition. Performance shown does not reflect any applicable redemption fees and would be lower if it did. Redemption fees are paid to and retained by the Fund and are not sales charges. Effective 05/01/09, the Fund no longer imposes a redemption fee. Please see page 6 for more information. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. The Fund’s gross expense ratios are 1.665% for Class A shares, 2.415% for Class B shares, 2.415% for Class C shares, and 1.965% for Class R shares. Expense ratio information is as of the Fund’s current prospectus dated 10/01/09, as supplemented to date.

Cumulative Returns Through September 30, 2009

PIMCO Funds Allocation‡

Real Return Asset Fund	25.9%
Investment Grade Corporate Bond Fund	13.0%
Real Return Fund	5.6%
Long-Term Credit Fund	5.6%
Fundamental Advantage Total Return Strategy Fund	5.5%
Other	44.4%
‡	% of Total Investments as of 09/30/09

Expense Example	Actual Performance				Hypothetical Performance
					(5% return before expenses)
	Class A	Class B	Class C	Class R	Class A	Class B	Class C	Class R
Beginning Account Value (04/01/09)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (09/30/09)	$1,230.74	$1,226.00	$1,226.55	$1,228.92	$1,020.86	$1,017.10	$1,017.10	$1,019.35
Expenses Paid During Period†	$4.70	$8.87	$8.87	$6.37	$4.26	$8.04	$8.04	$5.77

† For each class of the Fund, expenses are equal to the net annualized expense ratio for the class (0.835% for Class A, 1.585% for Class B, 1.585% for Class C and 1.135% for Class R), multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). The expense ratio excludes the expenses of the Underlying Funds, which based upon allocation of the Fund’s assets among the Underlying Funds are indirectly borne by the shareholders of the Fund. The Underlying Fund expenses attributable to management fees are currently capped at 0.64% of the total assets invested in Underlying Funds. The annualized expense ratio of 0.835% for Class A, 1.585% for Class B, 1.585% for Class C and, 1.135% for Class R reflects net annualized expenses after application of an expense recoupment for 0.01%.

Please refer to page 7 herein for an explanation of the information presented in the above Expense Example.

8	PIMCO Funds

PIMCO All Asset All Authority Fund

Class A:	PAUAX
Class C:	PAUCX

Portfolio Insights

•

The Fund seeks maximum real return, consistent with preservation of real capital and prudent investment management, by investing under normal circumstances substantially all of its assets in Institutional Class shares of the Underlying PIMCO Funds (i.e., any of the PIMCO Funds, except the PIMCO All Asset Fund, PIMCO Global Multi-Asset Fund, and the PIMCO RealRetirement® Funds).

•

An allocation to the PIMCO StocksPLUS® Short Strategy Fund detracted from performance due to the Underlying PIMCO Fund’s short exposure to the S&P 500 Index (the “benchmark index”), which gained over the period.

•	Exposure to investment-grade credit, via the PIMCO Investment Grade Corporate Bond Fund, detracted from performance as the Underlying PIMCO Fund underperformed the benchmark index during the period.

•

Significant allocations to long-maturity U.S. Treasury Inflation-Protected Securities (“TIPS”), primarily through the PIMCO Real Return Asset Fund, detracted from performance versus the benchmark index as the Underlying PIMCO Fund underperformed the benchmark index.

•

Exposure to emerging market currencies and locally-issued emerging market bonds, through the PIMCO Developing Local Markets Fund and the PIMCO Emerging Local Bond Fund, detracted from performance as both Underlying PIMCO Funds underperformed the benchmark index.

•	Exposure to commodities, through the PIMCO CommodityRealReturn Strategy Fund®, detracted from performance as the Underlying PIMCO Fund underperformed the benchmark index.

•	An allocation to the PIMCO EM Fundamental IndexPLUS™ TR Strategy Fund benefited performance as the Underlying PIMCO Fund outperformed the benchmark index.

Average Annual Total Return for the period ended September 30, 2009

	6 Months*	1 Year	5 Years	Fund Inception (10/31/03)
PIMCO All Asset All Authority Fund Class A	19.84%	13.42%	6.32%	7.11%
PIMCO All Asset All Authority Fund Class A (adjusted)	15.35%	9.17%	5.51%	6.42%
PIMCO All Asset All Authority Fund Class C (adjusted)	18.34%	11.55%	5.52%	6.31%
S&P 500 Index	34.02%	-6.91%	1.02%	2.14%
Consumer Price Index + 650 Basis points	4.87%	5.33%	9.46%	9.51%
Lipper Flexible Portfolio Funds Average	23.02%	2.99%	4.53%	5.23%

* Cumulative return. All Fund returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit www.allianzinvestors.com. The adjusted returns take into account the maximum sales charge of 3.75% on A shares and 1% CDSC on C shares. Until 05/01/09, a redemption fee of 2% may have applied to shares that were redeemed or exchanged within 7 days of acquisition. Performance shown does not reflect any applicable redemption fees and would be lower if it did. Redemption fees are paid to and retained by the Fund and are not sales charges. Effective 05/01/09, the Fund no longer imposes a redemption fee. Please see page 6 for more information. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. The Fund’s gross expense ratios are 2.14% and 2.89% for Class A and Class C shares, respectively. Expense ratio information is as of the Fund’s current prospectus dated 10/01/09, as supplemented to date.

Cumulative Returns Through September 30, 2009

PIMCO Funds Allocation‡

Real Return Asset Fund	19.5%
StocksPLUS® TR Short Strategy Fund	12.9%
Investment Grade Corporate Bond Fund	11.1%
Total Return Fund	10.4%
Fundamental Advantage Total Return Strategy Fund	7.8%
Other	38.3%
‡	% of Total Investments as of 09/30/09

Expense Example	Actual Performance		Hypothetical Performance
			(5% return before expenses)
	Class A	Class C	Class A	Class C
Beginning Account Value (04/01/09)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (09/30/09)	$1,198.41	$1,193.43	$1,019.75	$1,015.99
Expenses Paid During Period†	$5.84	$9.95	$5.37	$9.15

† For each class of the Fund, expenses are equal to the net annualized expense ratio for the class (1.06% for Class A and 1.81% for Class C), multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). The Underlying Fund expenses attributable to management fees indirectly borne by the Fund are currently capped at 0.69% of total assets.

Please refer to page 7 herein for an explanation of the information presented in the above Expense Example

Semiannual Report	September 30, 2009	9

PIMCO Fundamental Advantage Total Return Strategy Fund

Class A:	PTFAX
Class C:	PTRCX

Portfolio Insights

•

The Fund seeks maximum total return, consistent with prudent investment management, by investing under normal circumstances in derivatives providing long exposure to Enhanced RAFI® 1000 and short exposure to the S&P 500 Index, backed by a diversified portfolio of short and intermediate maturity fixed-income instruments.

•	The Fund’s long-short equity exposure added to returns as the Enhanced RAFI® 1000 outperformed the S&P 500 Index for the period.

•	Within the fixed-income portfolio backing the equity derivatives, a yield advantage over LIBOR provided a source of incremental income for the Fund, which benefited performance.

•	Duration exposure (or sensitivity to changes in market interest rates) detracted from returns as the yield on the ten-year U.S. Treasury increased.

•	Allocations to corporate bonds benefited performance as these securities significantly outperformed like-duration U.S. Treasuries.

•	Exposure to Agency mortgage-backed securities (“MBS”) added to returns as fixed-rate Agency MBS outperformed like-duration U.S. Treasuries.

•	Holdings in non-Agency MBS benefited performance as these securities generally experienced positive price returns over the period.

Average Annual Total Return for the period ended September 30, 2009

	6 Months*	1 Year	Fund Inception (02/29/08)
PIMCO Fundamental Advantage Total Return Strategy Fund Class A	22.25%	22.20%	10.71%
PIMCO Fundamental Advantage Total Return Strategy Fund Class A (adjusted)	17.66%	17.61%	8.08%
PIMCO Fundamental Advantage Total Return Strategy Fund Class C (adjusted)	20.77%	21.68%	10.43%
3 Month LIBOR Index	0.46%	1.77%	2.25%
Lipper Equity Market Neutral Funds Average	6.35%	0.95%	-2.54%

* Cumulative return. All Fund returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit www.allianzinvestors.com. The adjusted returns take into account the maximum sales charge of 3.75% on A shares and 1% CDSC on C shares. Until 05/01/09, a redemption fee of 2% may have applied to shares that were redeemed or exchanged within 7 days of acquisition. Performance shown does not reflect any applicable redemption fees and would be lower if it did. Redemption fees are paid to and retained by the Fund and are not sales charges. Effective 05/01/09, the Fund no longer imposes a redemption fee. Please see page 6 for more information. The Fund’s gross expense ratios are 2.89% and 3.43% for Class A and Class C shares, respectively. Expense ratio information is as of the Fund’s current prospectus dated 10/01/09, as supplemented to date.

Cumulative Returns Through September 30, 2009

Allocation Breakdown‡

U.S. Treasury Obligations	44.1%
Corporate Bonds & Notes	31.4%
Short-Term Instruments	8.6%
U.S. Government Agencies	7.9%
Asset-Backed Securities	3.1%
Other	4.9%
‡	% of Total Investments as of 09/30/09

Expense Example	Actual Performance		Hypothetical Performance
			(5% return before expenses)
	Class A	Class C	Class A	Class C
Beginning Account Value (04/01/09)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (09/30/09)	$1,222.48	$1,217.69	$1,018.45	$1,014.39
Expenses Paid During Period†	$7.35	$11.84	$6.68	$10.76

† For each class of the Fund, expenses are equal to the net annualized expense ratio for the class (1.32% for Class A and 2.13% for Class C), multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Please refer to page 7 herein for an explanation of the information presented in the above Expense Example.

10	PIMCO Funds

PIMCO Fundamental IndexPLUSTM TR Fund

Class A:	PIXAX
Class C:	PIXCX

Portfolio Insights

•

The Fund seeks to exceed the total return of the FTSE RAFI® 1000 Index (the “Index”) by investing under normal circumstances in derivatives based on Enhanced RAFI® 1000, an enhanced, performance recalibrated version of the Index, backed by a portfolio of short and intermediate maturity fixed-income instruments.

•	The Fund’s exposure to domestic equity markets, through equity index derivatives, added to absolute performance as the Enhanced RAFI® 1000 rose sharply over the period.

•	Within the fixed-income portfolio backing the equity derivatives, a yield advantage over LIBOR provided a source of incremental income for the Fund, which benefited performance.

•	Duration exposure (or sensitivity to changes in market interest rates) detracted from returns as the yield on the ten-year U.S. Treasury increased.

•	Allocations to corporate bonds benefited performance as these securities significantly outperformed like-duration U.S. Treasuries.

•	Exposure to Agency mortgage-backed securities (“MBS”) added to returns as fixed-rate Agency MBS outperformed like-duration U.S. Treasuries.

•	Holdings in non-Agency MBS benefited performance as these securities generally experienced positive price returns over the period.

Average Annual Total Return for the period ended September 30, 2009
	6 Months*	1 Year	Fund Inception (06/30/05)
PIMCO Fundamental IndexPLUS™ TR Fund Class A	72.44%	11.67%	1.49%
PIMCO Fundamental IndexPLUS™ TR Fund Class A (adjusted)	65.98%	7.48%	0.58%
PIMCO Fundamental IndexPLUS™ TR Fund Class C (adjusted)	70.73%	9.84%	0.78%
FTSE RAFI ® 1000 Index	62.92%	6.32%	2.04%
S&P 500 Index	34.02%	-6.91%	-0.69%
Lipper Specialty Diversified Equity Funds Average	26.98%	1.04%	1.42%

* Cumulative return. All Fund returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit www.allianzinvestors.com. The adjusted returns take into account the maximum sales charge of 3.75% on A shares and 1% CDSC on C shares. Until 05/01/09, a redemption fee of 2% may have applied to shares that were redeemed or exchanged within 7 days of acquisition. Performance shown does not reflect any applicable redemption fees and would be lower if it did. Redemption fees are paid to and retained by the Fund and are not sales charges. Effective 05/01/09, the Fund no longer imposes a redemption fee. Please see page 6 for more information. The Fund’s gross expense ratios are 2.07% and 2.79% for Class A and Class C shares, respectively. Expense ratio information is as of the Fund’s current prospectus dated 10/01/09, as supplemented to date.

The FTSE Research Affiliates Fundamental Indexes (“RAFI”) are calculated by FTSE International Limited (“FTSE”) in conjunction with Research Affiliates LLC (“RA”). All rights and interests in the FTSE RAFI indexes vest in FTSE. All rights in and to the RA fundamental weighting methodology used in the calculation of the FTSE RAFI indexes vest in RA. “FTSE” is a trademark of the London Stock Exchange Plc and The Financial Times Limited and is used by FTSE under license. “Research Affiliates”, “Fundamental Index” and “RAFI” are trademarks of RA. Except to the extent disallowed by applicable law, neither FTSE nor RA shall be liable (including in negligence) for any loss arising out of use of the FTSE Research Affiliates Fundamental Indexes by any person.

The FTSE RAFI® 1000 has a Patent Pending by Research Affiliates, LLC; Publ. No. US-2005-0171884-A1.

Cumulative Returns Through September 30, 2009

Allocation Breakdown‡

U.S. Government Agencies	54.1%
Corporate Bonds & Notes	22.0%
Mortgage-Backed Securities	8.2%
Short-Term Instruments	4.1%
Foreign Currency-Denominated Issues	3.7%
Other	7.9%
‡	% of Total Investments as of 09/30/09

Expense Example	Actual Performance		Hypothetical Performance
			(5% return before expenses)
	Class A	Class C	Class A	Class C
Beginning Account Value (04/01/09)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (09/30/09)	$1,724.42	$1,717.30	$1,017.65	$1,013.99
Expenses Paid During Period†	$10.11	$15.05	$7.49	$11.16

† For each class of the Fund, expenses are equal to the net annualized expense ratio for the class (1.48% for Class A and 2.21% for Class C), multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Please refer to page 7 herein for an explanation of the information presented in the above Expense Example.

Semiannual Report	September 30, 2009	11

PIMCO International StocksPLUS® TR Strategy Fund (Unhedged)

Class A:	PPUAX
Class C:	PPUCX

Portfolio Insights

•

The Fund seeks to exceed the total return of its benchmark index, consistent with prudent investment management, by investing under normal circumstances in non-U.S. equity derivatives, backed by a portfolio of fixed-income instruments.

•	The Fund’s exposure to international equity markets, through equity index derivatives, added to absolute performance as the MSCI EAFE Net Dividend Index (USD Unhedged) rose sharply over the period.

•	Within the fixed-income portfolio backing the equity derivatives, a yield advantage over LIBOR provided a source of incremental income for the Fund, which benefited performance.

•	Duration exposure (or sensitivity to changes in market interest rates) detracted from returns as the yield on the ten-year U.S. Treasury increased.

•	Allocations to corporate bonds benefited performance as these securities significantly outperformed like-duration U.S. Treasuries.

•	Exposure to Agency mortgage-backed securities (“MBS”) added to returns as fixed-rate Agency MBS outperformed like-duration U.S. Treasuries.

•	Holdings in non-Agency MBS benefited performance as these securities generally experienced positive price returns over the period.

Average Annual Total Return for the period ended September 30, 2009
	6 Months*	1 Year	Fund Inception (11/30/06)
PIMCO International StocksPLUS® TR Strategy Fund (Unhedged) Class A	70.90%	14.68%	-3.38%
PIMCO International StocksPLUS® TR Strategy Fund (Unhedged) Class A (adjusted)	64.42%	10.43%	-4.68%
PIMCO International StocksPLUS® TR Strategy Fund (Unhedged) Class C (adjusted)	68.98%	12.63%	-4.14%
MSCI EAFE Net Dividend Index (USD Unhedged)	49.85%	3.24%	-6.07%
Lipper International Multi-Cap Core Funds Average	48.74%	2.86%	-5.50%

* Cumulative return. All Fund returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit www.allianzinvestors.com. The adjusted returns take into account the maximum sales charge of 3.75% on A shares and 1% CDSC on C shares. Until 05/01/09, a redemption fee of 2% may have applied to shares that were redeemed or exchanged within 30 days of acquisition. Performance shown does not reflect any applicable redemption fees and would be lower if it did. Redemption fees are paid to and retained by the Fund and are not sales charges. Effective 05/01/09, the Fund no longer imposes a redemption fee. Please see page 6 for more information. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. The Fund’s gross expense ratios are 2.10% and 2.88% for Class A and Class C shares, respectively. Expense ratio information is as of the Fund’s current prospectus dated 10/01/09, as supplemented to date.

Cumulative Returns Through September 30, 2009

Allocation Breakdown‡

Corporate Bonds & Notes	29.2%
U.S. Treasury Obligations	23.0%
U.S. Government Agencies	21.4%
Short-Term Instruments	12.5%
Mortgage-Backed Securities	5.7%
Other	8.2%
‡	% of Total Investments as of 09/30/09

Expense Example	Actual Performance		Hypothetical Performance
			(5% return before expenses)
	Class A	Class C	Class A	Class C
Beginning Account Value (04/01/09)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (09/30/09)	$1,708.97	$1,699.78	$1,019.80	$1,016.04
Expenses Paid During Period†	$7.13	$12.18	$5.32	$9.10

† For each class of the Fund, expenses are equal to the net annualized expense ratio for the class (1.05% for Class A and 1.80% for Class C), multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Please refer to page 7 herein for an explanation of the information presented in the above Expense Example.

12	PIMCO Funds

PIMCO International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged)

Class A:	PIPAX
Class B:	PIPBX
Class C:	PIPCX

Portfolio Insights

•

The Fund seeks to exceed the total return of its benchmark index, consistent with prudent investment management, by investing under normal circumstances in non-U.S. equity derivatives, backed by a portfolio of fixed-income instruments.

•

Portfolios managed to a U.S. dollar hedged benchmark are primarily hedged to the U.S. dollar. On a total return basis, portfolios that are hedged to the U.S. dollar generally underperformed unhedged portfolios over the period, as the U.S. dollar underperformed most major currencies.

•	The Fund’s exposure to international equity markets, through equity index derivatives, added to absolute performance as the MSCI EAFE Net Dividend Hedged USD Index rose sharply over the period.

•	Within the fixed-income portfolio backing the equity derivatives, a yield advantage over LIBOR provided a source of incremental income for the Fund, which benefited performance.

•	Duration exposure (or sensitivity to changes in market interest rates) detracted from returns as the yield on the ten-year U.S. Treasury increased.

•	Allocations to corporate bonds benefited performance as these securities significantly outperformed like-duration U.S. Treasuries.

•	Exposure to Agency mortgage-backed securities (“MBS”) added to returns as fixed-rate Agency MBS outperformed like-duration U.S. Treasuries.

•	Holdings in non-Agency MBS benefited performance as these securities generally experienced positive price returns over the period.

Average Annual Total Return for the period ended September 30, 2009

	6 Months*	1 Year	5 Years	Fund Inception (10/30/03)
PIMCO International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged) Class A	57.21%	18.98%	6.94%	7.75%
PIMCO International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged) Class A (adjusted)	48.56%	12.44%	5.74%	6.73%
PIMCO International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged) Class B	56.64%	18.09%	6.17%	6.97%
PIMCO International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged) Class B (adjusted)	51.64%	13.09%	5.89%	6.85%
PIMCO International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged) Class C (adjusted)	55.55%	16.93%	6.18%	6.99%
MSCI EAFE Net Dividend Hedged USD Index	35.07%	0.93%	5.01%	5.73%	**
Lipper International Multi-Cap Core Funds Average	48.74%	2.86%	6.47%	7.50%	**

* Cumulative return. All Fund returns are net of fees and expenses.

** Average annual total return since 10/31/03.

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit www.allianzinvestors.com. The adjusted returns take into account the maximum sales charge of 5.50% on A shares, 5% CDSC on B shares and 1% CDSC on C shares. Until 05/01/09, a redemption fee of 2% may have applied to shares that were redeemed or exchanged within 30 days of acquisition. Performance shown does not reflect any applicable redemption fees and would be lower if it did. Redemption fees are paid to and retained by the Fund and are not sales charges. Effective 05/01/09, the Fund no longer imposes a redemption fee. Please see page 6 for more information. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. The Fund’s gross expense ratios are 2.96% for Class A shares and 3.73% for Class B and Class C shares, respectively. Expense ratio information is as of the Fund’s current prospectus dated 10/01/09, as supplemented to date.

Cumulative Returns Through September 30, 2009

Allocation Breakdown‡

U.S. Government Agencies	35.2%
U.S. Treasury Obligations	23.5%
Corporate Bonds & Notes	16.0%
Mortgage-Backed Securities	9.5%
Short-Term Instruments	7.1%
Exchange-Traded Funds	3.2%
Other	5.5%
‡	% of Total Investments as of 09/30/09

Expense Example	Actual Performance			Hypothetical Performance
				(5% return before expenses)
	Class A	Class B	Class C	Class A	Class B	Class C
Beginning Account Value (04/01/09)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (09/30/09)	$1,572.10	$1,566.40	$1,565.49	$1,017.85	$1,013.89	$1,013.89
Expenses Paid During Period†	$9.28	$14.35	$14.34	$7.28	$11.26	$11.26

† For each class of the Fund, expenses are equal to the net annualized expense ratio for the class (1.44% for Class A, 2.23% for Class B and 2.23% for Class C), multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Please refer to page 7 herein for an explanation of the information presented in the above Expense Example.

Semiannual Report	September 30, 2009	13

PIMCO RealEstateRealReturn Strategy Fund

Class A:	PETAX
Class B:	PETBX
Class C:	PETCX

Portfolio Insights

•

The Fund seeks maximum real return, consistent with prudent investment management, by investing under normal circumstances in real estate-linked derivative instruments backed by a portfolio of inflation-indexed securities and other fixed-income instruments.

•

Real Estate Investment Trusts (“REITs”) gained 78.12% as measured by the Fund’s benchmark index, the Dow Jones U.S. Select REIT Total Return Index, which benefited the Fund’s total return performance through derivative exposure to the Fund’s benchmark index.

•

The portfolio’s construction, which uses U.S. Treasury Inflation-Protected Securities (“TIPS”) as collateral, benefited performance as U.S. TIPS outperformed the assumed one-month LIBOR financing cost of gaining REIT-benchmark index exposure.

•	Exposure to corporate securities benefited performance as spreads over U.S. Treasuries decreased.

•	An emphasis on inflation-linked bonds in Japan benefited performance as the ten-year real yield declined.

•	Holdings of U.S. Agency mortgage-backed securities benefited performance as mortgage spreads tightened.

•	A curve-steepening bias in the U.S. benefited performance as the 30-year U.S. Treasury yield increased more than the two-year U.S. Treasury yield.

Average Annual Total Return for the period ended September 30, 2009

	6 Months*	1 Year	5 Years	Fund Inception (10/30/03)
PIMCO RealEstateRealReturn Strategy Fund Class A	96.08%	-26.47%	1.30%	5.79%
PIMCO RealEstateRealReturn Strategy Fund Class A (adjusted)	85.30%	-30.51%	0.16%	4.78%
PIMCO RealEstateRealReturn Strategy Fund Class B	95.96%	-27.07%	0.51%	4.98%
PIMCO RealEstateRealReturn Strategy Fund Class B (adjusted)	90.96%	-30.71%	0.38%	4.93%
PIMCO RealEstateRealReturn Strategy Fund Class C (adjusted)	94.96%	-27.66%	0.51%	4.98%
Dow Jones U.S. Select REIT Total Return Index	78.12%	-29.33%	1.13%	4.64%	**
Lipper Real Estate Funds Average	71.79%	-26.43%	0.40%	3.87%	**

* Cumulative return. All Fund returns are net of fees and expenses.

** Average annual total return since 10/31/03.

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit www.allianzinvestors.com. The adjusted returns take into account the maximum sales charge of 5.50% on A shares, 5% CDSC on B shares and 1% CDSC on C shares. Until 05/01/09, a redemption fee of 2% may have applied to shares that were redeemed or exchanged within 30 days of acquisition. Performance shown does not reflect any applicable redemption fees and would be lower if it did. Redemption fees are paid to and retained by the Fund and are not sales charges. Effective 05/01/09, the Fund no longer imposes a redemption fee. Please see page 6 for more information. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. The Fund’s gross expense ratios are 1.30% for Class A shares and 2.06% for Class B and Class C shares, respectively. Expense ratio information is as of the Fund’s current prospectus dated 10/01/09, as supplemented to date.

Cumulative Returns Through September 30, 2009

Allocation Breakdown‡

U.S. Treasury Obligations	72.1%
Corporate Bonds & Notes	14.0%
Mortgage-Backed Securities	5.8%
Short-Term Instruments	3.2%
Foreign Currency-Denominated Issues	2.6%
Other	2.3%
‡	% of Total Investments as of 09/30/09

Expense Example	Actual Performance			Hypothetical Performance
				(5% return before expenses)
	Class A	Class B	Class C	Class A	Class B	Class C
Beginning Account Value (04/01/09)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (09/30/09)	$1,960.78	$1,959.60	$1,959.60	$1,017.90	$1,014.14	$1,014.14
Expenses Paid During Period†	$10.61	$16.17	$16.17	$7.23	$11.01	$11.01

† For each class of the Fund, expenses are equal to the net annualized expense ratio for the class (1.43% for Class A, 2.18% for Class B and 2.18% for Class C), multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Please refer to page 7 herein for an explanation of the information presented in the above Expense Example.

14	PIMCO Funds

PIMCO Small Cap StocksPLUS® TR Fund

Class A:	PCKAX
Class C:	PCKCX

Portfolio Insights

•

The Fund seeks to exceed the total return of the Russell 2000® Index by investing under normal circumstances in Russell 2000® Index derivatives, backed by a diversified portfolio of fixed-income instruments actively managed by PIMCO.

•	The Fund’s exposure to domestic equity markets, through equity index derivatives, added to absolute performance as the Russell 2000 Index rose sharply over the period.

•	Within the fixed-income portfolio backing the equity derivatives, a yield advantage over LIBOR provided a source of incremental income for the Fund, which benefited performance.

•	Duration exposure (or sensitivity to changes in market interest rates) detracted from returns as the yield on the ten-year U.S. Treasury increased.

•	Allocations to corporate bonds benefited performance as these securities significantly outperformed like-duration U.S. Treasuries.

•	Exposure to Agency mortgage-backed securities (“MBS”) added to returns as fixed-rate Agency MBS outperformed like-duration U.S. Treasuries.

•	Holdings in non-Agency MBS benefited performance as these securities generally experienced positive price returns over the period.

Average Annual Total Return for the period ended September 30, 2009
	6 Months*	1 Year	Fund Inception (03/31/06)
PIMCO Small Cap StocksPLUS® TR Fund Class A	65.84%	4.76%	-0.16%
PIMCO Small Cap StocksPLUS® TR Fund Class A (adjusted)	59.62%	0.83%	-1.24%
PIMCO Small Cap StocksPLUS® TR Fund Class C (adjusted)	64.34%	3.09%	-0.96%
Russell 2000® Index	43.94%	-9.56%	-5.22%
Lipper Specialty Diversified Equity Funds Average	26.98%	1.04%	0.71%

* Cumulative return. All Fund returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit www.allianzinvestors.com. The adjusted returns take into account the maximum sales charge of 3.75% on A shares and 1% CDSC on C shares. Until 05/01/09, a redemption fee of 2% may have applied to shares that were redeemed or exchanged within 30 days of acquisition. Performance shown does not reflect any applicable redemption fees and would be lower if it did. Redemption fees are paid to and retained by the Fund and are not sales charges. Effective 05/01/09, the Fund no longer imposes a redemption fee. Please see page 6 for more information. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. The Fund’s gross expense ratios are 1.48% and 2.32% for Class A and Class C shares, respectively. Expense ratio information is as of the Fund’s current prospectus dated 10/01/09, as supplemented to date.

Cumulative Returns Through September 30, 2009

Allocation Breakdown‡

U.S. Government Agencies	46.2%
Corporate Bonds & Notes	27.4%
Short-Term Instruments	12.7%
U.S. Treasury Obligations	7.0%
Foreign Currency-Denominated Issues	2.4%
Other	4.3%
‡	% of Total Investments as of 09/30/09

Expense Example	Actual Performance		Hypothetical Performance
			(5% return before expenses)
	Class A	Class C	Class A	Class C
Beginning Account Value (04/01/09)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (09/30/09)	$1,658.36	$1,653.43	$1,018.55	$1,014.79
Expenses Paid During Period†	$8.66	$13.64	$6.58	$10.35

† For each class of the Fund, expenses are equal to the net annualized expense ratio for the class (1.30% for Class A and 2.05% for Class C), multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Please refer to page 7 herein for an explanation of the information presented in the above Expense Example.

Semiannual Report	September 30, 2009	15

PIMCO StocksPLUS® Fund

Class A:	PSPAX
Class B:	PSPBX
Class C:	PSPCX
Class R:	PSPRX

Portfolio Insights

•	The Fund seeks to exceed the total return of the S&P 500 Index by investing under normal circumstances in S&P 500 Index derivatives, backed by a portfolio of fixed-income instruments.

•	The Fund’s exposure to domestic equity markets through equity index derivatives added to absolute performance as the S&P 500 Index rose sharply over the period.

•	Within the fixed-income portfolio backing the equity derivatives, a yield advantage over LIBOR provided a source of incremental income for the Fund, which benefited performance.

•	Duration exposure (or sensitivity to changes in market interest rates) detracted from returns as the yield on the two-year U.S. Treasury increased.

•	Allocations to corporate bonds benefited performance as these securities significantly outperformed like-duration U.S. Treasuries.

•	Exposure to Agency mortgage-backed securities (“MBS”) added to returns as fixed-rate Agency MBS outperformed like-duration U.S. Treasuries.

•	Holdings in non-Agency MBS benefited performance as these securities generally experienced positive price returns over the period.

Average Annual Total Return for the period ended September 30, 2009

	6 Months*	1 Year	5 Years	10 Years	Fund Inception (05/13/93)
PIMCO StocksPLUS® Fund Class A	49.27%	-2.48%	-0.54%	-0.77%	7.21%
PIMCO StocksPLUS® Fund Class A (adjusted)	44.79%	-5.40%	-1.15%	-1.07%	7.01%
PIMCO StocksPLUS® Fund Class B	48.50%	-3.22%	-1.31%	-1.28%	6.87%
PIMCO StocksPLUS® Fund Class B (adjusted)	43.50%	-7.96%	-1.64%	-1.28%	6.87%
PIMCO StocksPLUS® Fund Class C (adjusted)	47.94%	-3.90%	-1.04%	-1.25%	6.68%
PIMCO StocksPLUS® Fund Class R	48.98%	-2.64%	-0.80%	-0.96%	6.99%
S&P 500 Index	34.02%	-6.91%	1.02%	-0.15%	7.54%	**
Lipper Large-Cap Core Funds Average	33.67%	-5.89%	1.13%	0.20%	6.85%	**

* Cumulative return. All Fund returns are net of fees and expenses.

** Average annual total return since 04/30/93.

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit www.allianzinvestors.com. The adjusted returns take into account the maximum sales charge of 3% on A shares, 5% CDSC on B shares and 1% CDSC on C shares. Until 05/01/09, a redemption fee of 2% may have applied to shares that are redeemed or exchanged within 7 days of acquisition. Performance shown does not reflect any applicable redemption fees and would be lower if it did. Redemption fees are paid to and retained by the Fund and are not sales charges. Effective 05/01/09, the Fund no longer imposes a redemption fee. Please see page 6 for more information. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. The Fund’s gross expense ratios are 1.52% for Class A shares, 2.25% for Class B shares, 2.02% for Class C shares, and 1.76% for Class R shares. Expense ratio information is as of the Fund’s current prospectus dated 10/01/09, as supplemented to date.

Cumulative Returns Through September 30, 2009

Allocation Breakdown‡

Short-Term Instruments	29.4%
Corporate Bonds & Notes	19.3%
U.S. Government Agencies	16.0%
U.S. Treasury Obligations	14.2%
Mortgage-Backed Securities	7.7%
Asset-Backed Securities	5.6%
Other	7.8%
‡	% of Total Investments as of 09/30/09

Expense Example	Actual Performance				Hypothetical Performance
					(5% return before expenses)
	Class A	Class B	Class C	Class R	Class A	Class B	Class C	Class R
Beginning Account Value (04/01/09)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (09/30/09)	$1,492.69	$1,484.98	$1,489.36	$1,489.75	$1,020.16	$1,016.39	$1,017.65	$1,018.90
Expenses Paid During Period†	$6.12	$10.78	$9.24	$7.68	$4.96	$8.74	$7.49	$6.23

† For each class of the Fund, expenses are equal to the net annualized expense ratio for the class (0.98% for Class A, 1.73% for Class B, 1.48% for Class C and 1.23 for Class R), multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Please refer to page 7 herein for an explanation of the information presented in the above Expense Example.

16	PIMCO Funds

PIMCO StocksPLUS® Total Return Fund

Class A:	PTOAX
Class B:	PTOBX
Class C:	PSOCX

Portfolio Insights

•	The Fund seeks to exceed the total return of the S&P 500 Index by investing under normal circumstances in S&P 500 Index derivatives, backed by a portfolio of fixed-income instruments.

•	The Fund’s exposure to domestic equity markets, through equity index derivatives, added to absolute performance as the S&P 500 Index rose sharply over the period.

•	Within the fixed-income portfolio backing the equity derivatives, a yield advantage over LIBOR provided a source of incremental income for the Fund, which benefited performance.

•	Duration exposure (or sensitivity to changes in market interest rates) detracted from returns as the yield on the ten-year U.S. Treasury increased.

•	Allocations to corporate bonds benefited performance as these securities significantly outperformed like-duration U.S. Treasuries.

•	Exposure to Agency mortgage-backed securities (“MBS”) added to returns as fixed-rate Agency MBS outperformed like-duration U.S. Treasuries.

•	Holdings in non-Agency MBS benefited performance as these securities generally experienced positive price returns over the period.

Average Annual Total Return for the period ended September 30, 2009
	6 Months*	1 Year	5 Years	Fund Inception (06/28/02)
PIMCO StocksPLUS® Total Return Fund Class A	54.64%	1.61%	0.64%	3.87%
PIMCO StocksPLUS® Total Return Fund Class A (adjusted)	48.84%	-2.20%	-0.13%	3.32%
PIMCO StocksPLUS® Total Return Fund Class B	54.22%	0.82%	-0.09%	3.06%
PIMCO StocksPLUS® Total Return Fund Class B (adjusted)	50.72%	-2.46%	-0.15%	3.06%
PIMCO StocksPLUS® Total Return Fund Class C (adjusted)	53.11%	-0.10%	-0.11%	3.07%
S&P 500 Index	34.02%	-6.91%	1.02%	2.92%	**
Lipper Large-Cap Core Funds Average	33.67%	-5.89%	1.13%	2.65%	**

* Cumulative return. All Fund returns are net of fees and expenses.

** Average annual total return since 06/30/02.

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit www.allianzinvestors.com. The adjusted returns take into account the maximum sales charge of 3.75% on A shares, 3.50% CDSC on B shares and 1% CDSC on C shares. Until 05/01/09, a redemption fee of 2% may have applied to shares that were redeemed or exchanged within 7 days of acquisition. Performance shown does not reflect any applicable redemption fees and would be lower if it did. Redemption fees are paid to and retained by the Fund and are not sales charges. Effective 05/01/09, the Fund no longer imposes a redemption fee. Please see page 6 for more information. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. The Fund’s gross expense ratios are 2.97% for Class A shares, 3.75% for Class B shares, and 3.74% for Class C shares. Expense ratio information is as of the Fund’s current prospectus dated 10/01/09, as supplemented to date.

Cumulative Returns Through September 30, 2009

Allocation Breakdown‡

U.S. Government Agencies	40.6%
Corporate Bonds & Notes	24.8%
Short-Term Instruments	9.8%
U.S. Treasury Obligations	7.1%
Mortgage-Backed Securities	6.2%
Other	11.5%
‡	% of Total Investments as of 09/30/09

Expense Example	Actual Performance			Hypothetical Performance
				(5% return before expenses)
	Class A	Class B	Class C	Class A	Class B	Class C
Beginning Account Value (04/01/09)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (09/30/09)	$1,546.40	$1,542.19	$1,541.05	$1,019.35	$1,015.59	$1,015.59
Expenses Paid During Period†	$7.28	$12.04	$12.04	$5.77	$9.55	$9.55

† For each class of the Fund, expenses are equal to the net annualized expense ratio for the class (1.14% for Class A, 1.89% for Class B and 1.89% for Class C), multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Please refer to page 7 herein for an explanation of the information presented in the above Expense Example.

Semiannual Report	September 30, 2009	17

PIMCO StocksPLUS® TR Short Strategy Fund

Class A:	PSSAX
Class C:	PSSCX

Portfolio Insights

•

The Fund seeks total return through the implementation of short investment positions on the S&P 500 (the “Index”) by investing primarily in short positions with respect to the Index or specific Index securities, backed by a portfolio of fixed-income instruments, such that the Fund’s net asset value is generally expected to vary inversely to the value of the Index, subject to certain limitations.

•	The Fund’s short exposure to domestic equity markets, through equity index derivatives, significantly detracted from absolute performance as the S&P 500 Index rose sharply over the period.

•

Within the fixed-income portfolio backing the equity derivatives, a significant yield as well as the receipt of a LIBOR-based financing rate provided two sources of incremental income for the Fund, which benefited performance.

•	Duration exposure (or sensitivity to changes in market interest rates) detracted from returns as the yield on the ten-year U.S. Treasury increased.

•	Allocations to corporate bonds benefited performance as these securities significantly outperformed like-duration U.S. Treasuries.

•	Exposure to Agency mortgage-backed securities (“MBS”) added to returns as fixed-rate Agency MBS outperformed like-duration U.S. Treasuries.

•	Holdings in non-Agency MBS benefited performance as these securities generally experienced positive price returns over the period.

Average Annual Total Return for the period ended September 30, 2009

	6 Months*	1 Year	5 Years	Fund Inception (07/23/03)
PIMCO StocksPLUS® TR Short Strategy Fund Class A	-19.05%	13.15%	4.16%	4.70%
PIMCO StocksPLUS® TR Short Strategy Fund Class A (adjusted)	-22.08%	8.90%	3.37%	4.05%
PIMCO StocksPLUS® TR Short Strategy Fund Class C (adjusted)	-20.05%	11.99%	3.38%	3.91%
S&P 500 Index	34.02%	-6.91%	1.02%	3.11%	**
Inverse of S&P 500 Index	-26.92%	-0.93%	-3.47%	-5.12%	**
Lipper Dedicated Short Bias Funds Average	-38.52%	-32.21%	-9.30%	-9.97%	**

* Cumulative return. All Fund returns are net of fees and expenses.

** Average annual total return since 07/31/03.

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit www.allianzinvestors.com. The adjusted returns take into account the maximum sales charge of 3.75% on A shares and 1% CDSC on C shares. Until 05/01/09, a redemption fee of 2% may have applied to shares that were redeemed or exchanged within 7 days of acquisition. Performance shown does not reflect any applicable redemption fees and would be lower if it did. Redemption fees are paid to and retained by the Fund and are not sales charges. Effective 05/01/09, the Fund no longer imposes a redemption fee. Please see page 6 for more information. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. The Fund’s gross expense ratios are 2.09% and 2.97% for Class A and Class C shares, respectively. Expense ratio information is as of the Fund’s current prospectus dated 10/01/09, as supplemented to date.

The out performance of this Fund relative to its benchmark since inception is influenced by the Fund’s use of investment strategies that attempt to profit from pricing inefficiencies in the various markets in which the Fund may invest. The strategies were employed shortly after the inception of the Fund and have not been employed in the last several years. Specifically, market conditions had temporarily allowed the Fund to simultaneously purchase and sell equivalent stock index futures contracts in two markets to benefit from a discrepancy in their prices. There can be no assurance nor is there any expectation that the Fund will be able to implement these or similar strategies in the future. Past performance is no guarantee of future results, and the Fund’s performance since inception should not be expected to continue in the future.

Effective July 31, 2009, the Fund selected the S&P 500 Index as its primary benchmark in replacement of the Inverse of the S&P 500 Index, which the Fund retains as its secondary benchmark. This change was made because, the Fund added the S&P 500 Index to facilitate a comparison of the Fund’s performance to the S&P 500 Index.

Cumulative Returns Through September 30, 2009

Allocation Breakdown‡

U.S. Treasury Obligations	41.1%
Corporate Bonds & Notes	25.9%
U.S. Government Agencies	14.5%
Short-Term Instruments	10.8%
Mortgage-Backed Securities	2.7%
Other	5.0%
‡	% of Total Investments as of 09/30/09

Expense Example	Actual Performance		Hypothetical Performance
			(5% return before expenses)
	Class A	Class C	Class A	Class C
Beginning Account Value (04/01/09)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (09/30/09)	$809.50	$807.44	$1,019.50	$1,015.74
Expenses Paid During Period†	$5.04	$8.43	$5.62	$9.40

† For each class of the Fund, expenses are equal to the net annualized expense ratio for the class (1.11% for Class A and 1.86% for Class C), multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Please refer to page 7 herein for an explanation of the information presented in the above Expense Example.

18	PIMCO Funds

PIMCO CommodityRealReturn Strategy Fund®

Class A:	PCRAX
Class B:	PCRBX
Class C:	PCRCX

Portfolio Insights

•

The Fund seeks maximum real return, consistent with prudent investment management, by investing under normal circumstances in commodity-linked derivative instruments backed by a portfolio of inflation-indexed securities and other fixed-income instruments.

•

Commodities gained 16.41% as measured by the Fund’s benchmark index, the Dow Jones-UBS Commodity Index Total Return, which benefited the Fund’s total return performance. The largest gain occurred in the industrial metals sector, which gained 47.08%, while the largest decline occurred in the livestock sector, which declined 11.43%.

•

The portfolio’s construction, which uses U.S. Treasury Inflation-Protected Securities (“TIPS”) as collateral, benefited performance as U.S. TIPS outperformed the assumed U.S. Treasury Bill collateral rate embedded in the benchmark index.

•	Exposure to U.S. corporate securities benefited performance as spreads over U.S. Treasuries decreased.

•	An emphasis on inflation-linked bonds in Japan benefited performance as the ten-year real yield declined.

•	Holdings of U.S. Agency mortgage-backed securities benefited performance as mortgage spreads tightened.

•	A curve-steepening bias in the U.S. benefited performance as the 30-year U.S. Treasury yield increased more than the two-year U.S. Treasury yield.

•	Above-index total U.S. duration (or sensitivity to changes in market interest rates) detracted from performance as the ten-year U.S. Treasury yield rose.

Average Annual Total Return for the period ended September 30, 2009
	6 Months*	1 Year	5 Years	Fund Inception (06/28/02)
PIMCO CommodityRealReturn Strategy Fund® Class A	25.95%	-19.85%	-0.48%	8.92%
PIMCO CommodityRealReturn Strategy Fund® Class A (adjusted)	19.02%	-24.26%	-1.60%	8.07%
PIMCO CommodityRealReturn Strategy Fund® Class B	25.39%	-20.51%	-1.26%	8.10%
PIMCO CommodityRealReturn Strategy Fund® Class B (adjusted)	20.39%	-23.30%	-1.46%	8.10%
PIMCO CommodityRealReturn Strategy Fund® Class C (adjusted)	24.46%	-20.99%	-1.23%	8.12%
Dow Jones-UBS Commodity Index Total Return	16.41%	-23.71%	-0.70%	6.01%	**
Lipper Commodities Funds Average	21.78%	-18.99%	-4.89%	2.60%	**

* Cumulative return. All Fund returns are net of fees and expenses.

** Average annual total return since 06/30/02.

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit www.allianzinvestors.com. The adjusted returns take into account the maximum sales charge of 5.50% on A shares, 5% CDSC on B shares and 1% CDSC on C shares. Until 05/01/09, a redemption fee of 2% may have applied to shares that were redeemed or exchanged within 30 days of acquisition. Performance shown does not reflect any applicable redemption fees and would be lower if it did. Redemption fees are paid to and retained by the Fund and are not sales charges. Effective 05/01/09, the Fund no longer imposes a redemption fee. Please see page 6 for more information. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. The Fund’s gross expense ratios are 1.69% for Class A shares and 2.44% for Class B and Class C shares, respectively. Expense ratio information is as of the Fund’s current prospectus dated 10/01/09, as supplemented to date.

Cumulative Returns Through September 30, 2009

Allocation Breakdown‡

U.S. Treasury Obligations	69.2%
Short-Term Instruments	9.0%
Corporate Bonds & Notes	8.4%
U.S. Government Agencies	7.2%
Foreign Currency-Denominated Issues	2.2%
Other	4.0%
‡	% of Total Investments as of 09/30/09

Expense Example	Actual Performance			Hypothetical Performance
				(5% return before expenses)
	Class A	Class B	Class C	Class A	Class B	Class C
Beginning Account Value (04/01/09)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (09/30/09)	$1,259.51	$1,253.90	$1,254.59	$1,018.40	$1,014.64	$1,014.64
Expenses Paid During Period†	$7.53	$11.75	$11.76	$6.73	$10.50	$10.50

† For each class of the Fund, expenses are equal to the net annualized expense ratio for the class (1.33% for Class A, 2.08% for Class B and 2.08% for Class C), multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). The annualized expense ratio of 1.33% for Class A, 2.08% for Class B, and 2.08% for Class C reflects net annualized expenses after application of an expense waiver of 0.11%.

Please refer to page 7 herein for an explanation of the information presented in the above Expense Example.

Semiannual Report	September 30, 2009	19

PIMCO Global Multi-Asset Fund

Class A:	PGMAX
Class C:	PGMCX
Class R:	PGMRX

Portfolio Insights

•

The Fund seeks total return which exceeds that of a blend of 60% MSCI World Index/40% Barclays Capital U.S. Aggregate Index, by investing under normal circumstances in a combination of affiliated and unaffiliated funds, which may or may not be registered under the Investment Company Act of 1940, fixed-income instruments, equity securities, forwards and derivatives.

•	The Fund’s primary benchmark index, the MSCI World Index, produced positive total returns, as the global equity markets rallied over the period.

•	Exposure to emerging markets equities, primarily through a total return swap on the MSCI Emerging Markets Index, benefited performance as the MSCI Emerging Markets Index posted positive total returns.

•	Exposure to commodities, primarily through the PIMCO CommodityRealReturn Strategy Fund®, benefited performance as commodities posted positive returns for the period.

•

An allocation to Real Estate Investment Trusts (“REITs”), primarily through the PIMCO RealEstateRealReturn Strategy Fund, benefited performance as the underlying Fund posted positive returns over the period.

•	An underweight to U.S. credit spread duration detracted from performance as spreads over U.S. Treasuries narrowed during the period.

•	An underweight to U.S. equities relative to the primary benchmark index detracted from performance as U.S. equities posted positive returns over the period.

•	An overweight to duration (or sensitivity to changes in market interest rates) detracted from performance as the ten-year U.S. Treasury yield rose during the period.

Cumulative Annual Total Return for the period ended September 30, 2009
	6 Months*	Fund Inception (10/29/08)
PIMCO Global Multi-Asset Fund Class A	20.97%	17.76%
PIMCO Global Multi-Asset Fund Class A (adjusted)	16.46%	12.97%
PIMCO Global Multi-Asset Fund Class C (adjusted)	19.47%	15.85%
PIMCO Global Multi-Asset Fund Class R	20.75%	17.38%
MSCI World Index	41.81%	24.88%	**
60% MSCI World Index/40% Barclays Capital U.S. Aggregate Bond Index	26.38%	20.52%	**
Lipper Global Flexible Portfolio Funds Average	27.83%	19.98%	**

* Cumulative return. All Fund returns are net of fees and expenses.

** Cumulative total return since 10/31/08.

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit www.allianzinvestors.com. The adjusted returns take into account the maximum sales charge of 3.75% on A shares and 1% CDSC on C shares. Until 05/01/09, a redemption fee of 2% may have applied to shares that were redeemed or exchanged within 7 days of acquisition. Performance shown does not reflect any applicable redemption fees and would be lower if it did. Redemption fees are paid to and retained by the Fund and are not sales charges. Effective 05/01/09, the Fund no longer imposes a redemption fee. Please see page 6 for more information. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. The Fund’s gross expense ratios are 2.09% for Class A shares, 2.84% for Class C shares, and 2.34% for Class R shares. Expense ratio information is as of the Fund’s current prospectus dated 10/01/09, as supplemented to date.

Cumulative Returns Through September 30, 2009

Allocation Breakdown‡

Short-Term Instruments	25.3%
U.S. Treasury Obligations	14.7%
Corporate Bonds & Notes	14.6%
StocksPLUS® Fund	9.7%
Total Return Fund	7.1%
Global Advantage Strategy Bond Fund	6.8%
Exchange-Traded Funds	6.0%
Other	15.8%
‡	% of Total Investments as of 09/30/09

Expense Example	Actual Performance			Hypothetical Performance
				(5% return before expenses)
	Class A	Class C	Class R	Class A	Class C	Class R
Beginning Account Value (04/01/09)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (09/30/09)	$1,209.74	$1,204.75	$1,207.53	$1,018.25	$1,014.49	$1,017.00
Expenses Paid During Period†	$7.53	$11.66	$8.91	$6.88	$10.66	$8.14

† For each class of the Fund, expenses are equal to the net annualized expense ratio for the class (1.36% for Class A, 2.11% for Class C and 1.61% for Class R), multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). The annualized expense ratio of 1.36% for Class A, 2.11% for Class C and 1.61% for Class R reflects net annualized expenses after application of an expense waiver of 0.19%.

Please refer to page 7 herein for an explanation of the information presented in the above Expense Example.

20	PIMCO Funds

Benchmark Descriptions

Index	Description

3 Month LIBOR Index	3 Month LIBOR Index. LIBOR (London Intrabank Offered Rate) is an average interest rate, determined by the British Bankers Association, that banks charge one another for the use of short-term money (3 months) in England’s Eurodollar market. It is not possible to invest directly in an unmanaged index.

60% MSCI World Index/40% Barclays Capital U.S. Aggregate Bond Index	60% MSCI World Index/40% Barclays Capital U.S. Aggregate Bond Index. The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. As of June 2007 the MSCI World Index consisted of the following 23 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States. It is not possible to invest directly in an unmanaged index. It is not possible to invest directly in an unmanaged index. The Barclays Capital U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis. It is not possible to invest directly in an unmanaged index. Prior to November 1, 2008, this index was published by Lehman Brothers.

Barclays Capital Municipal Bond Index	Barclays Capital Municipal Bond Index consists of a broad selection of investment-grade general obligation and revenue bonds of maturities ranging from one year to 30 years. It is an unmanaged index representative of the tax-exempt bond market. The index is made up of all investment grade municipal bonds issued after December 31, 1990 having a remaining maturity of at least one year. It is not possible to invest directly in an unmanaged index. Prior to November 1, 2008, this index was published by Lehman Brothers.

Barclays Capital U.S. Aggregate Index	Barclays Capital U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis. It is not possible to invest directly in an unmanaged index. Prior to November 1, 2008, this index was published by Lehman Brothers.

Barclays Capital U.S. TIPS Index	Barclays Capital U.S. TIPS Index is an unmanaged market index comprised of all U.S. Treasury Inflation Protected Securities rated investment grade (Baa3 or better), have at least one year to final maturity, and at least $250 million par amount outstanding. Performance data for this index prior to October 1997 represents returns of the Barclays Capital Inflation Notes Index. It is not possible to invest directly in an unmanaged index. Prior to November 1, 2008, this index was published by Lehman Brothers.

Barclays Capital U.S. TIPS: 1-10 Year Index	Barclays Capital U.S. TIPS: 1-10 Year is an unmanaged index market comprised of U.S. Treasury Inflation Protected securities having a maturity of at least 1 year and less than 10 years. It is not possible to invest directly in an unmanaged index. Prior to November 1, 2008, this index was published by Lehman Brothers.

Consumer Price Index + 500 Basis points	CPI + 500 Basis Points benchmark is created by adding 5% to the annual percentage change in the Consumer Price Index (“CPI”). This index reflects non-seasonally adjusted returns. The Consumer Price Index is an unmanaged index representing the rate of inflation of the U.S. consumer prices as determined by the US Department of Labor Statistics. There can be no guarantee that the CPI or other indexes will reflect the exact level of inflation at any given time. It is not possible to invest directly in an unmanaged index.

Semiannual Report	September 30, 2009	21

Benchmark Descriptions  (Cont.)

Index	Description

Consumer Price Index + 650 Basis points	CPI + 650 Basis Points benchmark is created by adding 6.5% to the annual percentage change in the Consumer Price Index (“CPI”). This index reflects non-seasonally adjusted returns. The Consumer Price Index is an unmanaged index representing the rate of inflation of the U.S. consumer prices as determined by the US Department of Labor Statistics. There can be no guarantee that the CPI or other indexes will reflect the exact level of inflation at any given time. It is not possible to invest directly in an unmanaged index.

Dow Jones U.S. Select REIT Total Return Index	The Dow Jones U.S. Select Real Estate Investment Trust (REIT) Total Return Index is a subset of the Dow Jones Americas Select Real Estate Securities Index (RESI) and includes only REITs and REIT-like securities. The objective of the index is to measure the performance of publicly traded real estate securities. The indexes are designed to serve as proxies for direct real estate investment, in part by excluding companies whose performance may be driven by factors other than the value of real estate. It is not possible to invest directly in the index. Prior to April 1, 2009, this index was named Dow Jones Wilshire REIT Total Return Index.

Dow Jones-UBS Commodity Index Total Return	Dow Jones-UBS Commodity Index Total Return is an unmanaged index composed of futures contracts on 19 physical commodities. The index is designed to be a highly liquid and diversified benchmark for commodities as an asset class. It is not possible to invest directly in an unmanaged index.

FTSE RAFI® 1000 Index	FTSE RAFI® 1000 Index is part of the FTSE RAFI Index Series, launched in association with Research Affiliates. As part of FTSE Group’s range of nonmarket cap weighted indices, the FTSE RAFI Index Series weights index constituents using four fundamental factors, rather than market capitalization. These factors include dividends, cash flow, sales and book value. The FTSE RAFI US 1000 Index comprises the largest 1000 US-listed companies by fundamental value, selected from the constituents of the FTSE US All Cap Index, part of the FTSE Global Equity Index Series (GEIS). The total return index calculations add the income a stock’s dividend provides to the performance of the index. It is not possible to invest directly in an unmanaged index.

Inverse of S&P 500 Index	Inverse of S&P 500 Index is the negative equivalent of the return of the S&P 500 index. The S&P 500 Index is an unmanaged market index generally considered representative of the stock market as a whole. The Index focuses on the large-cap segment of the U.S. equities market It is not possible to invest directly in an unmanaged index.

MSCI EAFE Net Dividend Hedged USD Index	MSCI EAFE Net Dividend Hedged USD Index is an unmanaged index of issuers in countries of Europe, Australia, and the Far East represented in U.S. Dollars on a hedged basis. It is not possible to invest directly in the index.

MSCI EAFE Net Dividend Index (USD Unhedged)	MSCI EAFE Net Dividend Index (USD Unhedged) is an unmanaged index of issuers in countries of Europe, Australia, and the Far East represented in U.S. Dollars on a unhedged basis. It is not possible to invest directly in the index.

MSCI World Index	The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. As of June 2007 the MSCI World Index consisted of the following 23 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States. It is not possible to invest directly in an unmanaged index.

Russell 2000® Index	Russell 2000® Index is composed of 2,000 of the smallest companies in the Russell 3000 Index and is considered to be representative of the small cap market in general. It is not possible to invest directly in an unmanaged index.

S&P 500 Index	S&P 500 Index is an unmanaged market index generally considered representative of the stock market as a whole. The Index focuses on the large-cap segment of the U.S. equities market. It is not possible to invest directly in an unmanaged index.

22	PIMCO Funds

Schedule of Investments All Asset Fund	(Unaudited) September 30, 2009

	SHARES	MARKET VALUE (000S)
PIMCO FUNDS (a)(b) 100.3%
CommodityRealReturn Strategy Fund®	70,667,573	$543,434
Convertible Fund	29,241,382	344,464
Developing Local Markets Fund	10,641,880	105,461
Diversified Income Fund	44,909,452	466,609
EM Fundamental IndexPLUS™ TR Strategy Fund	13,357,335	240,432
Emerging Local Bond Fund	21,180,000	207,564
Emerging Markets Bond Fund	23,231,026	237,653
Floating Income Fund	21,560,049	183,260
Foreign Bond Fund (Unhedged)	800,950	8,138
Fundamental Advantage Total Return Strategy Fund	137,598,147	740,278
Fundamental IndexPLUS™ Fund	1,789,251	13,473
Fundamental IndexPLUS™ TR Fund	12,941,073	107,929
Global Advantage Strategy Bond Fund	24,290,939	274,973
High Yield Fund	15,307,117	129,804
Income Fund	24,893,725	242,465
International StocksPLUS® TR Strategy Fund (Unhedged)	5,614,916	44,189
International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged)	13,030,419	132,389

	SHARES	MARKET VALUE (000S)
Investment Grade Corporate Bond Fund	155,855,989	$1,740,911
Long Duration Total Return Fund	41,311,947	468,064
Long-Term Credit Fund	63,599,924	747,299
Long-Term U.S. Government Fund	46,050,209	543,393
Low Duration Fund	49,035,356	500,651
Real Return Asset Fund	316,958,799	3,480,208
Real Return Fund	69,497,771	747,796
RealEstateRealReturn Strategy Fund	9,569,879	39,237
Short-Term Fund	66,872,492	655,350
Small Cap StocksPLUS® TR Fund	9,918,238	92,438
StocksPLUS® Fund	1,396,556	10,307
StocksPLUS® Total Return Fund	5,910,377	44,328
Total Return Fund	31,330,950	342,134

Total PIMCO Funds (Cost $12,418,558)		13,434,631

Total Investments 100.3% (Cost $12,418,558)		$13,434,631

Other Assets and Liabilities (Net) (0.3%)		(33,697)

Net Assets 100.0%		$13,400,934

Notes to Schedule of Investments (amounts in thousands*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Affiliated to the Fund.
(b)	Institutional Class Shares of each PIMCO Fund.
(c)	Fair Value Measurements +

The following is a summary of the fair valuations according to the inputs used as of September 30, 2009 in valuing the Fund’s assets and liabilities:

Category ++	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 09/30/2009
PIMCO Funds, at value	$13,434,631	$0	$0	$13,434,631

+	See note 2 in the Notes to Financial Statements for additional information.
++	Refer to the Schedule of Investments for additional information.

See Accompanying Notes	Semiannual Report	September 30, 2009	23

Schedule of Investments All Asset All Authority Fund	(Unaudited) September 30, 2009

	SHARES	MARKET VALUE (000S)
PIMCO FUNDS (a)(b) 109.5%
CommodityRealReturn Strategy Fund®	13,627,894	$104,798
Convertible Fund	2,390,959	28,165
Developing Local Markets Fund	1,942,877	19,254
Diversified Income Fund	2,963,593	30,792
EM Fundamental IndexPLUS™ TR Strategy Fund	2,189,563	39,412
Emerging Local Bond Fund	1,512,508	14,823
Emerging Markets Bond Fund	4,362,814	44,632
Floating Income Fund	3,014,233	25,621
Foreign Bond Fund (Unhedged)	998,581	10,146
Fundamental Advantage Total Return Strategy Fund	39,049,306	210,085
Fundamental IndexPLUS™ Fund	118,551	893
Fundamental IndexPLUS™ TR Fund	1,439,363	12,004
Global Advantage Strategy Bond Fund	3,407,019	38,567
High Yield Fund	8,859,216	75,126
Income Fund	5,078,357	49,463
Investment Grade Corporate Bond Fund	26,887,213	300,330
Long Duration Total Return Fund	9,718,558	110,111
Long-Term Credit Fund	9,626,683	113,114
Long-Term U.S. Government Fund	10,474,351	123,597
Low Duration Fund	82,090	838
Real Return Asset Fund	47,782,750	524,655
Real Return Fund	14,442,390	155,400
RealEstateRealReturn Strategy Fund	1,691,893	6,937
Short-Term Fund	69	1
Small Cap StocksPLUS® TR Fund	535,222	4,988
StocksPLUS® Fund	148,730	1,098
StocksPLUS® Total Return Fund	240,365	1,803
StocksPLUS® TR Short Strategy Fund	63,660,264	348,858
Total Return Fund	25,725,557	280,923

Total PIMCO Funds (Cost $2,509,734)		2,676,434

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 0.8%

REPURCHASE AGREEMENTS 0.8%

State Street Bank and Trust Co.
0.010% due 10/01/2009	$20,006	$20,006

(Dated 09/30/2009. Collateralized by U.S. Treasury Bills 0.000% due 12/10/2009 valued at $20,408. Repurchase proceeds are $20,006.)

Total Short-Term Instruments (Cost $20,006)		20,006

Total Investments 110.3% (Cost $2,529,740)		$2,696,440

Other Assets and Liabilities (Net) (10.3%)		(251,635)

Net Assets 100.0%		$2,444,805

Notes to Schedule of Investments (amounts in thousands*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Affiliated to the Fund.
(b)	Institutional Class Shares of each PIMCO Fund.
(c)	Fair Value Measurements +

The following is a summary of the fair valuations according to the inputs used as of September 30, 2009 in valuing the Fund’s assets and liabilities:

Category ++	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 09/30/2009
PIMCO Funds	$2,676,434	$0	$0	$2,676,434
Short-Term Instruments	0	20,006	0	20,006

Investments, at value	$2,676,434	$20,006	$0	$2,696,440

+	See note 2 in the Notes to Financial Statements for additional information.
++	Refer to the Schedule of Investments for additional information.

24	PIMCO Funds	See Accompanying Notes

Schedule of Investments Fundamental Advantage Total Return Strategy Fund	(Unaudited) September 30, 2009

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CORPORATE BONDS & NOTES 32.0%

BANKING & FINANCE 24.4%

American Express Centurion Bank
0.306% due 03/23/2010	$2,700	$2,690
0.324% due 07/13/2010	1,100	1,090
0.402% due 12/17/2009	600	600

American Express Co.
6.150% due 08/28/2017	2,100	2,209
7.000% due 03/19/2018	800	882

American Express Credit Corp.
0.396% due 10/04/2010	4,080	4,030

American Express Travel Related Services Co., Inc.
0.461% due 06/01/2011	1,800	1,726

American International Group, Inc.
0.620% due 10/18/2011	6,500	5,727

ANZ National International Ltd.
6.200% due 07/19/2013	900	986

Bank of America Corp.
0.549% due 02/12/2010	1,350	1,350
4.875% due 09/15/2012	2,350	2,415
6.500% due 08/01/2016	4,300	4,528

Bank of Scotland PLC
4.880% due 04/15/2011	18,900	19,157

Barclays Bank PLC
5.000% due 09/22/2016	5,500	5,582

Bear Stearns Cos. LLC
0.497% due 02/23/2010	400	400
0.549% due 05/18/2010	3,600	3,603
0.562% due 11/28/2011	2,800	2,783
0.718% due 01/31/2011	400	400
7.250% due 02/01/2018	2,000	2,288

Citibank N.A.
1.625% due 03/30/2011	600	607
1.875% due 05/07/2012	800	806
1.875% due 06/04/2012	400	403

Citigroup Funding, Inc.
1.518% due 05/07/2010	12,400	12,412
2.250% due 12/10/2012	1,500	1,522

Citigroup, Inc.
0.313% due 12/28/2009	5,200	5,193
2.125% due 04/30/2012	1,100	1,116
5.500% due 04/11/2013	5,000	5,122
5.500% due 10/15/2014	5,700	5,700

Comerica Bank
0.517% due 05/24/2011	3,100	2,968

Countrywide Financial Corp.
5.800% due 06/07/2012	3,515	3,711

Dexia Credit Local
0.939% due 09/23/2011	4,700	4,748

Duke University
4.200% due 04/01/2014	900	947
5.150% due 04/01/2019	800	865

Ford Motor Credit Co. LLC
7.250% due 10/25/2011	1,800	1,749
7.375% due 02/01/2011	3,300	3,284

General Electric Capital Corp.
1.800% due 03/11/2011	300	304
2.000% due 09/28/2012	3,100	3,120
3.000% due 12/09/2011	2,000	2,071
5.875% due 01/14/2038	3,000	2,760

Goldman Sachs Group, Inc.
0.739% due 03/22/2016	2,300	2,173
6.150% due 04/01/2018	2,300	2,423
6.250% due 09/01/2017	3,800	4,025

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Hartford Life Global Funding Trusts
0.490% due 11/15/2009	$3,000	$2,986

HSBC Finance Corp.
0.674% due 08/09/2011	3,200	3,107
0.720% due 11/16/2009	3,700	3,702

International Lease Finance Corp.
0.627% due 05/24/2010	3,400	3,239
0.860% due 07/13/2012	6,400	5,030
5.000% due 04/15/2010	5,200	5,051
5.400% due 02/15/2012	1,400	1,204

JPMorgan Chase & Co.
7.900% due 04/29/2049	2,100	2,023

JPMorgan Chase Capital XXI
1.433% due 02/02/2037	3,300	2,202

KeyBank N.A.
2.598% due 06/02/2010	1,200	1,195

Lehman Brothers Holdings, Inc.
2.951% due 05/25/2010 (a)	8,800	1,518
3.375% due 01/26/2017 (a)	900	112

Macquarie Bank Ltd.
3.300% due 07/17/2014	8,600	8,718

Macquarie Group Ltd.
7.300% due 08/01/2014	3,100	3,314

Merrill Lynch & Co., Inc.
0.410% due 12/04/2009	2,000	2,000
0.544% due 06/05/2012	4,600	4,426
0.640% due 02/15/2011	1,600	1,560
0.692% due 02/05/2010	9,800	9,803
0.704% due 07/25/2011	400	389

Metropolitan Life Global Funding I
0.893% due 09/17/2010	10,900	10,878

Morgan Stanley
0.989% due 10/15/2015	5,700	5,221
2.550% due 05/14/2010	1,200	1,213

National Australia Bank Ltd.
2.550% due 01/13/2012	3,000	3,060

Northern Rock PLC
5.625% due 06/22/2017	3,800	3,500

Pacific Life Global Funding
0.519% due 06/22/2011	3,094	2,875

Premium Asset Trust
0.798% due 10/08/2009	4,000	3,997

Pricoa Global Funding I
0.483% due 09/27/2013	700	646
0.591% due 01/30/2012	900	852
1.130% due 06/04/2010	2,700	2,684

Princeton University
5.700% due 03/01/2039	800	884

Principal Life Income Funding Trusts
5.550% due 04/27/2015	900	907

Royal Bank of Scotland Group PLC
0.854% due 04/08/2011	7,000	7,020
3.000% due 12/09/2011	2,600	2,678
4.875% due 08/25/2014	200	203

SLM Corp.
0.499% due 03/15/2011	2,700	2,432
0.693% due 01/31/2014	900	538
4.000% due 01/15/2010	2,800	2,782

TransCapitalInvest Ltd. for OJSC AK Transneft
8.700% due 08/07/2018	300	328

UBS AG
1.392% due 05/05/2010	2,800	2,806
5.750% due 04/25/2018	400	407

Wachovia Corp.
0.569% due 06/15/2017	1,000	863

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.639% due 10/15/2011	$5,500	$5,425
5.750% due 02/01/2018	1,000	1,060

Wells Fargo & Co.
7.980% due 03/29/2049	13,600	12,444

Westpac Banking Corp.
0.993% due 07/16/2014	1,000	994

		268,751

INDUSTRIALS 4.6%

Amgen, Inc.
6.900% due 06/01/2038	2,600	3,176

CODELCO, Inc.
7.500% due 01/15/2019	300	364

CVS Caremark Corp.
0.661% due 06/01/2010	1,660	1,661

Dell, Inc.
5.650% due 04/15/2018	1,600	1,682

Dow Chemical Co.
4.850% due 08/15/2012	3,500	3,643

Gaz Capital S.A.
7.343% due 04/11/2013	100	107
8.146% due 04/11/2018	600	637
8.625% due 04/28/2034	3,300	3,629

Martin Marietta Materials, Inc.
0.641% due 04/30/2010	4,160	4,140

Norfolk Southern Corp.
5.750% due 04/01/2018	3,600	3,922

Oracle Corp.
5.750% due 04/15/2018	2,700	2,980

Petrobras International Finance Co.
7.875% due 03/15/2019	3,400	3,940

Petroleos Mexicanos
8.000% due 05/03/2019	1,100	1,262

Philip Morris International, Inc.
6.375% due 05/16/2038	400	462

Quicksilver Resources, Inc.
11.750% due 01/01/2016	1,100	1,218

Reynolds American, Inc.
0.999% due 06/15/2011	3,100	3,050

Roche Holdings, Inc.
2.393% due 02/25/2011	2,100	2,158

Suncor Energy, Inc.
6.100% due 06/01/2018	4,000	4,188

Time Warner, Inc.
0.684% due 11/13/2009	2,900	2,901

Vale Overseas Ltd.
5.625% due 09/15/2019	3,100	3,170

Wal-Mart Stores, Inc.
6.200% due 04/15/2038	2,200	2,512

		50,802

UTILITIES 3.0%

Centrais Eletricas Brasileiras S.A.
6.875% due 07/30/2019	5,800	6,293

EDF S.A.
5.500% due 01/26/2014	300	330
6.500% due 01/26/2019	300	344
6.950% due 01/26/2039	300	373

New Cingular Wireless Services, Inc.
7.875% due 03/01/2011	3,000	3,257

Public Service Electric & Gas Co.
5.300% due 05/01/2018	1,100	1,180

See Accompanying Notes	Semiannual Report	September 30, 2009	25

Schedule of Investments  Fundamental Advantage Total Return Strategy Fund  (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Telecom Italia Capital S.A.
1.120% due 07/18/2011	$5,750	$5,708

Telefonica Emisiones SAU
0.809% due 02/04/2013	3,000	2,948

Verizon Wireless Capital LLC
3.025% due 05/20/2011	6,077	6,290

Vodafone Group PLC
5.000% due 12/16/2013	5,400	5,766

		32,489

Total Corporate Bonds & Notes (Cost $350,470)		352,042

CONVERTIBLE BONDS & NOTES 0.3%

Bristol-Myers Squibb Co.
0.000% due 09/15/2023	3,200	2,985

Total Convertible Bonds & Notes (Cost $2,830)		2,985

MUNICIPAL BONDS & NOTES 0.9%

California State General Obligation Bonds, Series 2009
5.650% due 04/01/2039	100	106
7.500% due 04/01/2034	100	110
7.550% due 04/01/2039	100	111

Chicago, Illinois Transit Authority Revenue Bonds, Series 2008
6.300% due 12/01/2021	100	108
6.899% due 12/01/2040	1,600	1,793

Illinois State Regional Transportation Authority Revenue Bonds, (NPFGC Insured), Series 2006
5.000% due 07/01/2025	500	537

New Jersey State Tobacco Settlement Financing Corp. Revenue Bonds, Series 2007
5.000% due 06/01/2029	100	86
5.000% due 06/01/2041	1,900	1,438

Northern Alaska State Tobacco Securitization Corp. Revenue Bonds, Series 2006
5.000% due 06/01/2046	2,600	1,840

Ohio State Buckeye Tobacco Settlement Financing Authority Revenue Bonds, Series 2007
5.875% due 06/01/2047	2,100	1,706

University of California Revenue Bonds, Series 2009
6.270% due 05/15/2031	2,500	2,613

Total Municipal Bonds & Notes (Cost $9,328)		10,448

U.S. GOVERNMENT AGENCIES 8.0%

Fannie Mae
2.990% due 03/01/2034	964	983
3.122% due 07/01/2035	1,364	1,395
4.013% due 12/01/2034	1,111	1,139
4.500% due 10/01/2024	3,500	3,624
5.000% due 07/01/2023 - 10/01/2039	1,771	1,842
5.000% due 06/01/2035 - 02/01/2036 (f)	15,763	16,348
5.500% due 11/01/2036 - 08/01/2038 (f)	9,418	9,868
5.500% due 12/01/2037 - 11/01/2038	6,413	6,720
6.000% due 08/01/2036 - 10/01/2036	1,226	1,297
6.000% due 09/01/2036 - 11/01/2036 (f)	7,941	8,402

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Freddie Mac
0.389% due 05/04/2011	$1,031	$1,032
5.000% due 02/15/2016 - 11/01/2035	1,423	1,473
5.000% due 10/01/2035 (f)	10,815	11,216
5.500% due 09/01/2037 (f)	7,974	8,359
5.500% due 09/01/2038	7,336	7,690

Ginnie Mae
6.000% due 02/15/2037 - 09/15/2037	1,258	1,331

Small Business Administration
5.490% due 03/01/2028	450	483
6.020% due 08/01/2028	4,891	5,468

Total U.S. Government Agencies (Cost $84,474)		88,670

U.S. TREASURY OBLIGATIONS 45.0%

U.S. Treasury Bonds
4.250% due 05/15/2039 (f)	16,000	16,563
4.375% due 02/15/2038 (f)	1,000	1,054
4.500% due 05/15/2038	24,300	26,168
4.500% due 08/15/2039 (f)	60,999	65,803

U.S. Treasury Notes
0.875% due 04/30/2011 (f)	15,342	15,391
0.875% due 05/31/2011 (f)	508	509
1.000% due 07/31/2011 (f)	16	16
1.000% due 08/31/2011 (f)	331,100	331,850
1.125% due 06/30/2011 (f)	5,042	5,074
3.000% due 09/30/2016	32,600	32,745

Total U.S. Treasury Obligations (Cost $488,571)		495,173

MORTGAGE-BACKED SECURITIES 1.4%

Banc of America Commercial Mortgage, Inc.
5.837% due 06/10/2049	7,100	5,836

Bear Stearns Commercial Mortgage Securities
5.201% due 12/11/2038	3,400	3,162

GS Mortgage Securities Corp. II
5.999% due 08/10/2045	1,600	1,327

JPMorgan Chase Commercial Mortgage Securities Corp.
5.440% due 06/12/2047	2,300	1,982

Nomura Asset Acceptance Corp.
4.976% due 05/25/2035	1,215	790

WaMu Mortgage Pass-Through Certificates
5.667% due 06/25/2037	3,688	2,422

Total Mortgage-Backed Securities (Cost $16,455)		15,519

ASSET-BACKED SECURITIES 3.2%

Access Group, Inc.
1.804% due 10/27/2025	3,274	3,307

Chase Issuance Trust
1.799% due 09/15/2015	5,400	5,556

Ford Credit Auto Owner Trust
1.210% due 01/15/2012	1,100	1,103
2.000% due 12/15/2011	3,800	3,833

IXIS Real Estate Capital Trust
0.586% due 02/25/2036	3,751	2,941

Long Beach Mortgage Loan Trust
0.306% due 12/25/2036	237	181

SLM Student Loan Trust
2.004% due 04/25/2023	6,479	6,737

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

South Carolina Student Loan Corp.
1.111% due 03/02/2020		$3,100	$3,089
1.361% due 09/03/2024		1,400	1,397

Structured Asset Securities Corp.
0.356% due 01/25/2037		10,000	6,848

Total Asset-Backed Securities (Cost $37,311)			34,992

SOVEREIGN ISSUES 0.5%

Export-Import Bank of Korea
5.875% due 01/14/2015		3,000	3,171

Mexico Government International Bond
6.050% due 01/11/2040		800	802

Societe Financement de l’Economie Francaise
0.713% due 07/16/2012		2,000	2,002

Total Sovereign Issues (Cost $5,784)			5,975

FOREIGN CURRENCY-DENOMINATED ISSUES 1.7%

American International Group, Inc.
4.000% due 09/20/2011	EUR	900	1,245

Barclays Bank PLC
10.000% due 05/21/2021	GBP	1,209	2,510
14.000% due 11/29/2049		1,000	2,077

Citigroup, Inc.
4.750% due 02/10/2019	EUR	2,000	2,443

Fortis Bank Nederland Holding NV
3.000% due 04/17/2012		500	749

Goldman Sachs Group, Inc.
6.375% due 05/02/2018		400	651

KeyCorp
1.051% due 11/22/2010		1,600	2,155

LeasePlan Corp. NV
3.125% due 02/10/2012		100	150

Merrill Lynch & Co., Inc.
1.134% due 05/30/2014		1,900	2,512

Principal Financial Global Funding LLC
2.750% due 07/12/2010	CHF	600	578

Royal Bank of Scotland Group PLC
7.092% due 10/29/2049	EUR	2,000	1,478

SLM Corp.
2.750% due 03/15/2011	CHF	2,100	1,814

Total Foreign Currency-Denominated Issues (Cost $16,239)			18,362

		SHARES
CONVERTIBLE PREFERRED SECURITIES 0.2%

Wells Fargo & Co.
7.500% due 12/31/2049		2,500	2,232

Total Convertible Preferred Securities (Cost $1,950)			2,232

		PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 8.7%

REPURCHASE AGREEMENTS 0.0%

State Street Bank and Trust Co.
0.010% due 10/01/2009		$212	212

(Dated 09/30/2009. Collateralized by U.S. Treasury Bills 0.000% due 11/27/2009 valued at $220. Repurchase proceeds are $212.)

26	PIMCO Funds	See Accompanying Notes

(Unaudited) September 30, 2009

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. CASH MANAGEMENT BILLS 0.8%
0.186% due 04/01/2010 (d)(f)	$8,908	$8,901

U.S. TREASURY BILLS 1.1%
0.220% due 02/25/2010 - 03/04/2010 (b)(f)	11,790	11,783

	SHARES
SHORT-TERM FLOATING NAV PORTFOLIO (c) 6.8%
	7,505,311	75,151

Total Short-Term Instruments (Cost $96,042)		96,047

MARKET VALUE (000S)
PURCHASED OPTIONS (h) 0.0%
(Cost $26)	$6

Total Investments 101.9% (Cost $1,109,480)	$1,122,451

Written Options (i) (0.1%) (Premiums $2,607)	(1,030)

Other Assets and Liabilities (Net) (1.8%)	(20,174)

Net Assets 100.0%	$1,101,247

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Security is in default.
(b)	Coupon represents a weighted average rate.
(c)	Affiliated to the Fund.
(d)	Securities with an aggregate market value of $839 have been pledged as collateral for swap and swaption contracts on September 30, 2009.
(e)	The average amount of borrowings while outstanding during the period ended September 30, 2009 was $131,526 at a weighted average interest rate of 0.279%. On September 30, 2009, there were no open reverse repurchase agreements.
(f)	Securities with an aggregate market value of $99,135 and cash of $353 have been pledged as collateral for the following open futures contracts on September 30, 2009:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
90-Day Euribor December Futures	Long	12/2009	7	$0
90-Day Euribor December Futures	Long	03/2010	3	0
90-Day Euribor December Futures	Long	03/2011	4	0
90-Day Euribor March Futures	Long	12/2009	3	0
90-Day Euribor March Futures	Long	03/2010	15	(1)
90-Day Eurodollar December Futures	Long	12/2009	384	1,043
90-Day Eurodollar December Futures	Long	12/2010	85	52
90-Day Eurodollar June Futures	Long	06/2010	277	399
90-Day Eurodollar March Futures	Long	03/2010	265	826
90-Day Eurodollar March Futures	Long	03/2011	81	11
90-Day Eurodollar September Futures	Long	09/2010	109	137
E-Mini S&P 500 Index December Futures	Short	12/2009	3,367	(3,494)
S&P 500 Index December Futures	Short	12/2009	3,427	(11,862)
U.S. Treasury 5-Year Note December Futures	Long	12/2009	66	128
U.S. Treasury 10-Year Note December Futures	Long	12/2009	206	327
U.S. Treasury 30-Year Bond December Futures	Long	12/2009	238	336
United Kingdom 90-Day LIBOR Sterling Interest Rate December Futures	Long	09/2010	7	0
United Kingdom 90-Day LIBOR Sterling Interest Rate December Futures	Long	12/2010	7	0
United Kingdom 90-Day LIBOR Sterling Interest Rate June Futures	Long	06/2010	3	0
United Kingdom 90-Day LIBOR Sterling Interest Rate March Futures	Long	06/2010	1	0
United Kingdom 90-Day LIBOR Sterling Interest Rate September Futures	Long	06/2010	3	0

				$(12,098)

(g)	Swap agreements outstanding on September 30, 2009:

Credit Default Swaps on Corporate, Sovereign, and U.S. Municipal Issues - Sell Protection (1)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at September 30, 2009 (3)	Notional Amount (4)	Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation
General Electric Capital Corp.	CITI	5.000%	09/20/2014	1.978%	$10,500	$1,425	$374	$1,051
Mexico Government International Bond	JPM	3.030%	12/20/2009	0.914%	1,000	13	0	13
Procter & Gamble Co.	DUB	1.000%	09/20/2014	0.418%	6,600	183	82	101

						$1,621	$456	$1,165

Credit Default Swaps on Credit Indices - Buy Protection (2)
Index/Tranches	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Notional Amount (4)	Market Value (5)	Upfront Premiums Paid/(Received)	Unrealized (Depreciation)
CDX.HY-12 5-Year Index	DUB	(5.000%	)	06/20/2014	$94	$6	$12	$(6)

See Accompanying Notes	Semiannual Report	September 30, 2009	27

Schedule of Investments  Fundamental Advantage Total Return Strategy Fund  (Cont.)

Credit Default Swaps on Credit Indices - Sell Protection (1)
Index/Tranches	Counterparty	Fixed Deal Receive Rate	Maturity Date	Notional Amount (4)	Market Value (5)	Upfront Premiums Paid/(Received)	Unrealized Appreciation
CDX.IG-9 5-Year Index 30-100%	BCLY	0.757%	12/20/2012	$486	$8	$0	$8
CDX.IG-9 10-Year Index 30-100%	JPM	0.552%	12/20/2017	2,334	33	0	33
CDX.IG-10 5-Year Index 30-100%	DUB	0.530%	06/20/2013	972	11	0	11

					$52	$0	$52

(1)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities compromising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities compromising the referenced index.
(2)	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the underlying securities compromising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the underlying securities compromising the referenced index.
(3)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, U.S. municipal issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
(4)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(5)	The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	1-Year BRL-CDI	10.600%	01/02/2012	BCLY	BRL	900	$(5)	$0	$(5)
Pay	1-Year BRL-CDI	10.600%	01/02/2012	JPM		600	(3)	0	(3)
Pay	1-Year BRL-CDI	10.610%	01/02/2012	HSBC		1,400	(7)	0	(7)
Pay	3-Month USD-LIBOR	3.000%	12/16/2010	BOA		$15,700	338	328	10
Pay	3-Month USD-LIBOR	3.000%	12/16/2010	MSC		40,900	881	857	24
Pay	3-Month USD-LIBOR	4.000%	12/17/2010	BOA		6,100	300	119	181
Pay	3-Month USD-LIBOR	3.000%	02/04/2011	RBS		9,500	311	278	33
Pay	3-Month USD-LIBOR	4.000%	06/17/2011	BOA		1,200	71	44	27
Pay	3-Month USD-LIBOR	4.000%	06/17/2011	CITI		4,300	256	155	101
Pay	3-Month USD-LIBOR	4.000%	06/17/2011	DUB		1,200	71	38	33
Pay	3-Month USD-LIBOR	3.000%	12/16/2011	BOA		2,500	72	58	14
Pay	3-Month USD-LIBOR	3.000%	12/16/2011	RBS		92,300	2,670	2,095	575
Pay	3-Month USD-LIBOR	4.000%	12/16/2014	RBS		15,500	865	331	534
Pay	3-Month USD-LIBOR	4.000%	12/16/2019	BOA		200	8	(4)	12
Pay	3-Month USD-LIBOR	4.000%	12/16/2019	MSC		700	27	(12)	39
Pay	6-Month EUR-LIBOR	4.500%	03/18/2014	BNP	EUR	1,400	197	(21)	218
Pay	6-Month GBP-LIBOR	5.000%	09/17/2013	HSBC	GBP	500	62	5	57
Pay	6-Month GBP-LIBOR	5.000%	03/18/2014	CSFB		9,200	1,180	(117)	1,297
Pay	6-Month GBP-LIBOR	5.000%	03/18/2014	DUB		500	64	0	64
Pay	6-Month GBP-LIBOR	5.000%	03/18/2014	RBS		7,900	1,014	(94)	1,108
Pay	6-Month GBP-LIBOR	5.250%	03/18/2014	RBS		1,400	203	(1)	204

							$8,575	$4,059	$4,516

Total Return Swaps on Indices
Pay/Receive Total Return on Reference Index	Index	# of Shares or Units	Floating Rate (6)	Notional Amount	Maturity Date	Counterparty	Unrealized Appreciation/ (Depreciation)
Receive	eRAFI 1000 Index	2,166,695	1-Month USD-LIBOR plus 0.200%	$208,938	02/26/2010	CSFB	$6,674
Receive	eRAFI 1000 Index	1,319,524	1-Month USD-LIBOR plus 0.300%	130,542	03/12/2010	CSFB	786
Receive	eRAFI 1000 Index	1,296,249	1-Month USD-LIBOR plus 0.310%	124,999	02/26/2010	JPM	3,983
Receive	eRAFI 1000 Index	5,885,852	1-Month USD-LIBOR plus 0.300%	582,295	10/15/2009	MLP	3,505
Receive	eRAFI 1000 Index	233,222	1-Month USD-LIBOR plus 0.200%	23,450	09/15/2010	MLP	(237)

							$14,711

(6)	Floating rate is based upon predetermined notional amounts, which may be a multiple of the number of shares or units disclosed.

28	PIMCO Funds	See Accompanying Notes

(Unaudited) September 30, 2009

(h)	Purchased options outstanding on September 30, 2009:

Options on Exchange-Traded Futures Contracts
Description	Exercise Price	Expiration Date	# of Contracts	Cost	Market Value
Call - CBOE S&P 500 Index December Futures	$1,400.000	12/17/2009	370	$14	$0
Call - CBOE S&P 500 Index December Futures	1,425.000	12/17/2009	70	2	0
Call - CBOE S&P 500 Index December Futures	1,450.000	12/17/2009	136	4	0
Put - CBOT U.S. Treasury 5-Year Note November Futures	100.000	10/23/2009	66	1	0
Put - CBOT U.S. Treasury 10-Year Note December Futures	98.000	11/20/2009	136	1	2
Put - CBOT U.S. Treasury 30-Year Note December Futures	100.000	11/20/2009	240	4	4

				$26	$6

(i)	Written options outstanding on September 30, 2009:

Options on Exchange-Traded Futures Contracts
Description	Exercise Price	Expiration Date	# of Contracts	Premium	Market Value
Call - CBOT U.S. Treasury 10-Year Note December Futures	$120.000	11/20/2009	70	$30	$44
Call - CBOT U.S. Treasury 10-Year Note December Futures	121.000	11/20/2009	19	11	7
Put - CBOT U.S. Treasury 10-Year Note December Futures	115.000	11/20/2009	19	15	7

				$56	$58

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Premium	Market Value
Put - OTC 10-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Pay	4.350%	11/23/2009	$1,900	$9	$4
Put - OTC 5-Year Interest Rate Swap	BNP	3-Month USD-LIBOR	Pay	3.750%	11/23/2009	46,000	382	25
Call - OTC 7-Year Interest Rate Swap	GSC	3-Month USD-LIBOR	Receive	2.950%	11/23/2009	123,400	589	789
Put - OTC 10-Year Interest Rate Swap	GSC	3-Month USD-LIBOR	Pay	4.350%	11/23/2009	4,000	25	7
Put - OTC 5-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Pay	3.750%	11/23/2009	46,000	457	25
Put - OTC 10-Year Interest Rate Swap	MLP	3-Month USD-LIBOR	Pay	4.350%	11/23/2009	1,700	10	3
Put - OTC 5-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Pay	3.750%	11/23/2009	98,000	941	54
Put - OTC 10-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Pay	4.350%	11/23/2009	1,600	11	3
Call - OTC 10-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Receive	3.000%	11/23/2009	20,000	127	62

							$2,551	$972

Transactions in written call and put options for the period ended September 30, 2009:

	# of Contracts	Notional Amount in $	Notional Amount in EUR		Premium
Balance at 03/31/2009	590	$21,000	EUR	1,000	$289
Sales	294	342,600		0	2,658
Closing Buys	(72)	(10,000)		(1,000)	(72)
Expirations	(704)	(11,000)		0	(268)
Exercised	0	0		0	0

Balance at 09/30/2009	108	$342,600	EUR	0	$2,607

(j)	Short sales outstanding on September 30, 2009:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Market Value
Fannie Mae	6.000%	10/01/2039	$3,000	$3,155	$3,165
Fannie Mae	6.000%	11/01/2039	6,000	6,297	6,310

				$9,452	$9,475

(k)	Foreign currency contracts outstanding on September 30, 2009:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	AUD	208	10/2009	JPM	$2	$0	$2
Buy		208	10/2009	RBS	11	0	11
Sell	BRL	3,701	10/2009	HSBC	0	(123)	(123)
Buy		3,701	10/2009	JPM	253	0	253
Buy		7,306	02/2010	HSBC	159	0	159
Buy	CAD	390	10/2009	CITI	4	0	4

See Accompanying Notes	Semiannual Report	September 30, 2009	29

Schedule of Investments  Fundamental Advantage Total Return Strategy Fund  (Cont.)

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Sell	CHF	1,803	10/2009	BNP	$0	$(74)	$(74)
Buy		1,803	10/2009	HSBC	0	(8)	(8)
Sell		1,803	12/2009	HSBC	8	0	8
Buy	CNY	1,968	03/2010	JPM	0	(3)	(3)
Buy		1,811	08/2010	HSBC	0	(1)	(1)
Buy		42,682	08/2010	JPM	0	(69)	(69)
Buy		3,443	08/2010	MSC	0	(2)	(2)
Sell	EUR	2,908	10/2009	BCLY	0	(90)	(90)
Sell		3,478	10/2009	BNP	0	(109)	(109)
Sell	GBP	5,091	10/2009	BNP	366	0	366
Buy	IDR	9,559,950	01/2010	BCLY	0	(11)	(11)
Sell	JPY	131,659	10/2009	RBC	0	(15)	(15)
Sell		22,952	10/2009	RBS	0	(4)	(4)
Buy	KRW	101,516	11/2009	DUB	4	0	4
Buy		2,480,675	11/2009	JPM	38	0	38
Buy		101,414	11/2009	MSC	4	0	4
Buy	MXN	13,163	11/2009	CITI	0	(10)	(10)
Buy		13,173	11/2009	HSBC	0	(10)	(10)
Buy	MYR	583	11/2009	BCLY	3	0	3
Buy		289	11/2009	BOA	1	0	1
Buy		279	11/2009	RBS	1	0	1
Buy	SGD	238	11/2009	DUB	4	0	4
Buy		237	11/2009	HSBC	4	0	4
Buy		1,382	11/2009	UBS	3	0	3
Buy	TWD	5,389	11/2009	GSC	4	0	4
Buy		5,405	11/2009	HSBC	5	0	5

					$874	$(529)	$345

(l)	Fair Value Measurements +

The following is a summary of the fair valuations according to the inputs used as of September 30, 2009 in valuing the Fund’s assets and liabilities:

Category ++	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 09/30/2009
Corporate Bonds & Notes	$0	$352,042	$0	$352,042
U.S. Government Agencies	0	88,670	0	88,670
U.S. Treasury Obligations	0	495,173	0	495,173
Short-Term Instruments	75,151	20,896	0	96,047
Other Investments +++	2,233	88,286	0	90,519

Investments, at value	$77,384	$1,045,067	$0	$1,122,451

Short Sales, at value	$0	$(9,475)	$0	$(9,475)

Financial Derivative Instruments ++++	$(12,098)	$14,985	$4,768	$7,655

Total	$65,286	$1,050,577	$4,768	$1,120,631

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ending September 30, 2009:

Category ++	Beginning Balance at 03/31/2009	Net Purchases/ (Sales)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)	Net Transfers In/ (Out) of Level 3	Ending Balance at 09/30/2009	Net Change in Unrealized Appreciation/ (Depreciation) on investments held at 09/30/2009
Investments, at value	$0	$0	$0	$0	$0	$0	$0	$0

Financial Derivative Instruments ++++	$13,181	$0	$0	$0	$(14,233)	$5,820	$4,768	$(7,686)

Total	$13,181	$0	$0	$0	$(14,233)	$5,820	$4,768	$(7,686)

+	See note 2 in the Notes to Financial Statements for additional information.
++	Refer to the Schedule of Investments for additional information.
+++	Sum of all other categories each of which individually has an aggregate market value of less than 5% of net assets.
++++	Financial derivative instruments may include open futures contracts, swap contracts, written options, and foreign currency contracts.

30	PIMCO Funds	See Accompanying Notes

(Unaudited) September 30, 2009

(m)	Fair Value of Derivative Instruments ^

The following is a summary of the fair valuations of the Fund’s derivative instruments categorized by risk exposure:

Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of September 30, 2009:

	Derivatives not accounted for as hedging instruments
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Other Contracts	Total
Assets:
Investments, at value (purchased options)	$6	$0	$0	$0	$0	$6
Variation margin receivable ^^	3,260	0	0	0	0	3,260
Unrealized appreciation on foreign currency contracts	0	874	0	0	0	874
Unrealized appreciation on swap agreements	4,531	0	1,218	14,947	0	20,696

	$7,797	$874	$1,218	$14,947	$0	$24,836

Liabilities:
Written options outstanding	$1,030	$0	$0	$0	$0	$1,030
Variation margin payable ^^	2	0	0	15,356	0	15,358
Unrealized depreciation on foreign currency contracts	0	529	0	0	0	529
Unrealized depreciation on swap agreements	15	0	6	237	0	258

	$1,047	$529	$6	$15,593	$0	$17,175

The Effect of Derivative Instruments on the Statement of Operations for the Six Months Ended September 30, 2009:

	Derivatives not accounted for as hedging instruments
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result from Operations:
Net realized (loss) on investments (purchased options)	$(10)	$0	$0	$(67)	$0	$(77)
Net realized gain (loss) on futures contracts, written options and swaps	7,168	0	(4,885)	52,891	0	55,174
Net realized (loss) on foreign currency transactions	0	(1,211)	0	0	0	(1,211)

	$7,158	$(1,211)	$(4,885)	$52,824	$0	$53,886

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result from Operations:
Net change in unrealized appreciation (depreciation) on investments (purchased options)	$8	$0	$0	$(15)	$0	$(7)
Net change in unrealized appreciation (depreciation) on futures contracts, written options and swaps	522	0	6,404	(8,000)	0	(1,074)
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	0	934	0	0	0	934

	$530	$934	$6,404	$(8,015)	$0	$(147)

^	See note 2 in the Notes to Financial Statements for additional information.
^^	The Fair Values of Derivative Instruments may include cumulative appreciation/depreciation of futures contracts as reported in the Notes to Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

See Accompanying Notes	Semiannual Report	September 30, 2009	31

Schedule of Investments  Fundamental IndexPLUS™ TR Fund

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CORPORATE BONDS & NOTES 36.1%

BANKING & FINANCE 24.7%

Allstate Life Global Funding Trusts
5.375% due 04/30/2013	$700	$746

American Express Centurion Bank
5.550% due 10/17/2012	1,100	1,167

American Express Credit Corp.
5.875% due 05/02/2013	700	743

American Express Travel Related Services Co., Inc.
0.461% due 06/01/2011	300	288
5.250% due 11/21/2011	500	517

American General Finance Corp.
6.900% due 12/15/2017	1,600	1,121

American International Group, Inc.
5.050% due 10/01/2015	100	74
5.850% due 01/16/2018	4,000	2,900

Bank of America Corp.
0.770% due 08/15/2016	400	330
6.500% due 08/01/2016	1,800	1,896

Barclays Bank PLC
6.050% due 12/04/2017	1,000	1,008

Bear Stearns Cos. LLC
6.950% due 08/10/2012	2,400	2,674
7.250% due 02/01/2018	500	572

Calabash Re Ltd.
8.699% due 01/08/2010	1,200	1,187

Comerica Bank
0.517% due 05/24/2011	2,800	2,681

Commonwealth Bank of Australia
0.925% due 07/12/2013	2,800	2,793

Deutsche Bank AG
0.740% due 02/17/2015	2,700	2,531

DnB NOR Bank ASA
0.580% due 10/13/2009	1,000	999

Ford Motor Credit Co. LLC
7.250% due 10/25/2011	1,000	972
7.375% due 02/01/2011	1,700	1,692

Foundation Re II Ltd.
7.190% due 11/26/2010	1,400	1,377

HSBC Holdings PLC
6.500% due 05/02/2036	1,900	2,065

ICICI Bank Ltd.
1.050% due 01/12/2010	1,800	1,764

JPMorgan Chase & Co.
6.000% due 01/15/2018	900	968
7.900% due 04/29/2049	500	481

JPMorgan Chase Bank N.A.
6.000% due 10/01/2017	1,700	1,791

Lehman Brothers Holdings, Inc.
2.951% due 05/25/2010 (a)	100	17
3.011% due 12/23/2010 (a)	900	155
6.200% due 09/26/2014 (a)	400	70

Lloyds Banking Group PLC
5.920% due 09/29/2049	100	57

Merrill Lynch & Co., Inc.
0.410% due 12/04/2009	2,300	2,300
6.875% due 04/25/2018	2,200	2,317

Morgan Stanley
2.550% due 05/14/2010	1,500	1,517

National Australia Bank Ltd.
5.350% due 06/12/2013	800	854

Northern Rock PLC
5.625% due 06/22/2017	2,800	2,579

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Petroleum Export Ltd.
5.265% due 06/15/2011	$49	$48

Principal Life Income Funding Trusts
5.550% due 04/27/2015	1,000	1,008

Resona Bank Ltd.
5.850% due 09/29/2049	200	173

Royal Bank of Scotland Group PLC
0.854% due 04/08/2011	5,900	5,917

Santander Perpetual S.A. Unipersonal
6.671% due 10/29/2049	900	793

Societe Generale
5.922% due 04/29/2049	600	433

Sun Life Financial Global Funding LP
0.828% due 07/06/2010	1,009	996

TNK-BP Finance S.A.
6.125% due 03/20/2012	200	198

TransCapitalInvest Ltd. for OJSC AK Transneft
8.700% due 08/07/2018	300	328

UBS AG
5.750% due 04/25/2018	600	611
5.875% due 12/20/2017	700	718

		56,426

INDUSTRIALS 9.4%

Amgen, Inc.
6.900% due 06/01/2038	314	384

AstraZeneca PLC
5.900% due 09/15/2017	400	448
6.450% due 09/15/2037	300	354

C8 Capital SPV Ltd.
6.640% due 12/29/2049	5,100	3,944

Citigroup Global Markets Deutschland AG for OAO Gazprom
10.500% due 10/21/2009	400	402

CODELCO, Inc.
6.150% due 10/24/2036	100	104

Comcast Corp.
5.875% due 02/15/2018	300	320
6.450% due 03/15/2037	300	319

Dow Chemical Co.
4.850% due 08/15/2012	1,500	1,561

Gaz Capital S.A.
6.212% due 11/22/2016	200	193

International Business Machines Corp.
1.082% due 07/28/2011	2,000	2,022
5.700% due 09/14/2017	742	819

Kraft Foods, Inc.
6.125% due 02/01/2018	800	849

Peabody Energy Corp.
7.875% due 11/01/2026	300	290

Petrobras International Finance Co.
7.875% due 03/15/2019	2,000	2,318

Roche Holdings, Inc.
2.393% due 02/25/2011	2,400	2,466
7.000% due 03/01/2039	127	158

Rohm and Haas Co.
6.000% due 09/15/2017	500	499

Time Warner, Inc.
5.875% due 11/15/2016	2,100	2,231

TransCanada Pipelines Ltd.
7.625% due 01/15/2039	300	384

UnitedHealth Group, Inc.
4.875% due 02/15/2013	700	728

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Williams Cos., Inc.
6.375% due 10/01/2010	$700	$719

		21,512

UTILITIES 2.0%

MidAmerican Energy Holdings Co.
6.125% due 04/01/2036	600	650

NGPL PipeCo. LLC
6.514% due 12/15/2012	800	879

Ras Laffan Liquefied Natural Gas Co. Ltd. III
5.838% due 09/30/2027	250	246

Verizon Wireless Capital LLC
3.025% due 05/20/2011	2,600	2,691

		4,466

Total Corporate Bonds & Notes (Cost $82,894)		82,404

MUNICIPAL BONDS & NOTES 1.1%

California State General Obligation Bonds, Series 2009
7.550% due 04/01/2039	1,300	1,447

University of California Revenue Bonds, Series 2009
6.270% due 05/15/2031	1,000	1,045

Total Municipal Bonds & Notes (Cost $2,304)		2,492

U.S. GOVERNMENT AGENCIES 89.1%

Fannie Mae
0.306% due 12/25/2036	511	484
0.596% due 09/25/2042	805	750
2.251% due 06/01/2043 - 07/01/2044	691	691
2.998% due 11/01/2035	249	251
3.245% due 07/01/2035	816	836
3.413% due 07/01/2035	600	614
3.499% due 07/01/2034	616	630
3.623% due 03/01/2035	75	76
3.703% due 09/01/2035	500	510
3.850% due 10/01/2035	371	379
4.035% due 12/01/2033	403	410
4.148% due 10/01/2034	123	124
4.158% due 05/25/2035	133	136
4.471% due 01/01/2035	816	842
4.500% due 10/01/2024 - 08/01/2035	2,203	2,296
4.505% due 09/01/2035	775	794
4.827% due 06/01/2035	1,459	1,521
4.962% due 06/01/2035	1,463	1,516
5.000% due 06/25/2027 - 10/01/2039	22,285	23,034
5.000% due 01/01/2036 - 05/01/2036 (f)	9,553	9,904
5.092% due 12/01/2033	212	218
5.500% due 02/01/2014 - 10/01/2039	9,460	9,907
5.500% due 10/01/2023 - 02/01/2038 (f)	4,524	4,757
6.000% due 02/01/2029 - 10/01/2039	19,018	20,122
6.000% due 06/01/2035 - 07/01/2038 (f)	58,450	61,824
6.000% due 05/01/2037 (f)(g)	8,852	9,358
6.500% due 08/01/2029 - 11/01/2039	639	681

Freddie Mac
0.393% due 07/15/2019	1,210	1,187
0.506% due 08/25/2031	173	139
0.643% due 06/15/2018	112	111

32	PIMCO Funds	See Accompanying Notes

(Unaudited) September 30, 2009

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.251% due 02/25/2045	$79	$75
3.596% due 09/01/2035	339	348
4.062% due 11/01/2034	615	643
4.505% due 10/01/2035	817	844
4.712% due 06/01/2035	1,224	1,269
4.715% due 08/01/2035	1,055	1,088
5.500% due 11/01/2039	24,200	25,247
6.000% due 10/01/2039	7,800	8,233

Ginnie Mae
6.000% due 05/15/2037 -09/15/2038 (f)	1,007	1,065

Small Business Administration
5.290% due 12/01/2027	622	665
5.490% due 03/01/2028	4,501	4,827
5.600% due 09/01/2028	4,312	4,679

Total U.S. Government Agencies (Cost $197,203)		203,085

U.S. TREASURY OBLIGATIONS 4.2%

U.S. Treasury Bonds
4.250% due 05/15/2039 (d)	8,200	8,488
4.500% due 08/15/2039	600	647

U.S. Treasury Notes
0.875% due 04/30/2011 (g)	20	20
1.000% due 08/31/2011	380	381

Total U.S. Treasury Obligations (Cost $9,296)		9,536

MORTGAGE-BACKED SECURITIES 13.4%

American Home Mortgage Investment Trust
4.390% due 02/25/2045	208	168

Banc of America Commercial Mortgage, Inc.
5.929% due 05/10/2045	900	867

Bear Stearns Adjustable Rate Mortgage Trust
4.616% due 01/25/2034	1,343	1,219
4.617% due 10/25/2035	819	805

Bear Stearns Alt-A Trust
0.406% due 02/25/2034	710	500
5.490% due 09/25/2035	182	115

Bear Stearns Commercial Mortgage Securities
5.331% due 02/11/2044	100	90
5.471% due 01/12/2045	300	279

Bear Stearns Structured Products, Inc.
5.636% due 01/26/2036	670	382

Citigroup Mortgage Loan Trust, Inc.
2.850% due 12/25/2035	441	382
4.700% due 12/25/2035	254	217

Commercial Mortgage Pass-Through Certificates
5.306% due 12/10/2046	900	786

Countrywide Alternative Loan Trust
0.426% due 05/25/2047	676	304
0.526% due 02/25/2037	3,074	1,596
4.500% due 06/25/2035	86	85

Countrywide Home Loan Mortgage Pass-Through Trust
5.250% due 02/20/2036	180	122

Credit Suisse Mortgage Capital Certificates
5.846% due 03/15/2039	100	89

CS First Boston Mortgage Securities Corp.
4.938% due 12/15/2040	167	168

Deutsche ALT-A Securities, Inc. Alternate Loan Trust
0.326% due 02/25/2037	1,025	976

Greenpoint Mortgage Funding Trust
0.326% due 10/25/2046	509	403
0.326% due 01/25/2047	645	516

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Greenwich Capital Commercial Funding Corp.
4.799% due 08/10/2042	$100	$96
5.444% due 03/10/2039	500	444

GS Mortgage Securities Corp. II
5.999% due 08/10/2045	900	746

GSR Mortgage Loan Trust
4.116% due 09/25/2035	1,454	1,347
5.237% due 11/25/2035	1,153	1,022

Impac Secured Assets CMN Owner Trust
0.326% due 01/25/2037	137	100

Indymac Index Mortgage Loan Trust
0.336% due 11/25/2046	222	201
4.039% due 01/25/2036	618	369

JPMorgan Chase Commercial Mortgage Securities Corp.
5.420% due 01/15/2049	2,900	2,452
5.882% due 02/15/2051	300	256

LB-UBS Commercial Mortgage Trust
4.990% due 11/15/2030	210	212

Mellon Residential Funding Corp.
0.683% due 12/15/2030	2,077	1,779

Merrill Lynch Countrywide Commercial Mortgage Trust
0.790% due 07/09/2021	1,500	1,213
5.485% due 03/12/2051	600	469

Merrill Lynch Floating Trust
0.313% due 06/15/2022	2,715	2,084

Morgan Stanley Capital I
5.364% due 03/15/2044	2,500	2,135
5.809% due 12/12/2049	100	86

Structured Adjustable Rate Mortgage Loan Trust
2.451% due 01/25/2035	505	246
3.568% due 08/25/2034	915	725

Structured Asset Mortgage Investments, Inc.
0.526% due 02/25/2036	306	169

TBW Mortgage-Backed Pass-Through Certificates
0.356% due 01/25/2037	49	45

Thornburg Mortgage Securities Trust
0.356% due 11/25/2046	654	618
0.366% due 09/25/2046	1,068	1,023

Wachovia Bank Commercial Mortgage Trust
0.333% due 09/15/2021	1,926	1,438
5.509% due 04/15/2047	400	311

WaMu Mortgage Pass-Through Certificates
0.536% due 10/25/2045	95	51
2.101% due 11/25/2042	87	54
2.304% due 05/25/2041	79	72

Wells Fargo Mortgage-Backed Securities Trust
4.948% due 03/25/2036	1,013	775

Total Mortgage-Backed Securities (Cost $37,034)		30,607

ASSET-BACKED SECURITIES 3.4%

ACE Securities Corp.
0.296% due 12/25/2036	169	137

Asset-Backed Funding Certificates
0.306% due 11/25/2036	108	106

Asset-Backed Securities Corp. Home Equity
0.521% due 09/25/2034	151	107

Bear Stearns Asset-Backed Securities Trust
0.296% due 11/25/2036	392	361

Countrywide Asset-Backed Certificates
0.296% due 05/25/2037	1,635	1,588
0.296% due 03/25/2047	35	35

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.296% due 05/25/2047		$241	$228
0.306% due 03/25/2037		55	54
0.316% due 06/25/2047		351	338
0.326% due 06/25/2037		287	272
0.356% due 10/25/2046		143	138

Credit-Based Asset Servicing & Securitization LLC
0.306% due 11/25/2036		311	226

First Franklin Mortgage Loan Asset-Backed Certificates
0.296% due 11/25/2036		429	422

Fremont Home Loan Trust
0.296% due 10/25/2036		641	475
0.306% due 01/25/2037		300	196

HFC Home Equity Loan Asset-Backed Certificates
0.316% due 03/20/2036		66	65

HSI Asset Securitization Corp. Trust
0.296% due 12/25/2036		176	119

Indymac Residential Asset-Backed Trust
0.306% due 04/25/2037		88	86

JPMorgan Mortgage Acquisition Corp.
0.296% due 08/25/2036		20	20
0.296% due 10/25/2036		1,709	1,561

Long Beach Mortgage Loan Trust
0.426% due 08/25/2035		20	20
0.526% due 10/25/2034		17	13

Morgan Stanley ABS Capital I
0.286% due 10/25/2036		97	95
0.296% due 10/25/2036		74	71

Park Place Securities, Inc.
0.558% due 10/25/2034		594	535

Residential Asset Mortgage Products, Inc.
0.326% due 10/25/2036		8	8

Residential Asset Securities Corp.
0.316% due 11/25/2036		22	21

SBI HELOC Trust
0.416% due 08/25/2036		106	92

Soundview Home Equity Loan Trust
0.326% due 01/25/2037		201	199

Structured Asset Securities Corp.
0.296% due 10/25/2036		220	206

Total Asset-Backed Securities (Cost $8,666)			7,794

SOVEREIGN ISSUES 1.2%

Brazil Government International Bond
8.000% due 01/15/2018		567	659

Export-Import Bank of China
4.875% due 07/21/2015		100	107

Mexico Government International Bond
5.950% due 03/19/2019		300	316

Societe Financement de l’Economie Francaise
0.713% due 07/16/2012		1,000	1,001
2.375% due 03/26/2012		600	610

Total Sovereign Issues (Cost $2,510)			2,693

FOREIGN CURRENCY-DENOMINATED ISSUES 6.1%

Barclays Bank PLC
14.000% due 11/29/2049	GBP	1,000	2,078

Brazil Government International Bond
10.250% due 01/10/2028	BRL	600	327

Citigroup, Inc.
4.750% due 02/10/2019	EUR	1,000	1,221

See Accompanying Notes	Semiannual Report	September 30, 2009	33

Schedule of Investments  Fundamental IndexPLUS™ TR Fund  (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Fortis Bank Nederland Holding NV
3.000% due 04/17/2012	EUR	100	$150

General Electric Capital Corp.
5.500% due 09/15/2067		3,400	3,906

JPMorgan Chase & Co.
0.993% due 09/26/2013		1,500	2,107

KeyCorp
1.051% due 11/22/2010		1,500	2,020

LeasePlan Corp. NV
3.125% due 02/10/2012		400	600

Royal Bank of Scotland Group PLC
7.092% due 10/29/2049		1,000	739

SLM Corp.
2.750% due 03/15/2011	CHF	700	605

Swedbank AB
3.625% due 12/02/2011	EUR	100	151

Total Foreign Currency-Denominated Issues (Cost $14,205)			13,904

		SHARES
CONVERTIBLE PREFERRED SECURITIES 2.2%

American International Group, Inc.
8.500% due 08/01/2011		44,400	513

	SHARES	MARKET VALUE (000S)

Motors Liquidation Co.
5.250% due 03/06/2032 (a)	80,000	$293

Wells Fargo & Co.
7.500% due 12/31/2049	4,700	4,197

Total Convertible Preferred Securities (Cost $3,893)		5,003

PREFERRED STOCKS 0.9%

DG Funding Trust
0.652% due 12/31/2049	243	2,075

Total Preferred Stocks (Cost $2,585)		2,075

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 6.8%

REPURCHASE AGREEMENTS 0.9%

State Street Bank and Trust Co.
0.010% due 10/01/2009	$1,996	1,996

(Dated 09/30/2009. Collateralized by U.S. Treasury Bills 0.000% due 11/27/2009 valued at $2,040. Repurchase proceeds are $1,996.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. CASH MANAGEMENT BILLS 0.2%
0.190% due 04/01/2010 (g)	$573	$573

U.S. TREASURY BILLS 0.5%
0.206% due 02/25/2010 - 03/25/2010 (b)(d)(e)(g)	1,079	1,078

	SHARES
SHORT-TERM FLOATING NAV PORTFOLIO (c) 5.2%
	1,175,649	11,772

Total Short-Term Instruments (Cost $15,418)		15,419

Total Investments 164.5% (Cost $376,008)		$375,012

Written Options (i) (0.1%) (Premiums $387)		(156)

Other Assets and Liabilities (Net) (64.4%)		(146,880)

Net Assets 100.0%		$227,976

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Security is in default.
(b)	Coupon represents a weighted average rate.
(c)	Affiliated to the Fund.
(d)	Securities with an aggregate market value of $705 have been pledged as collateral for swap and swaption contracts on September 30, 2009.
(e)	Securities with an aggregate market value of $340 have been pledged as collateral for delayed-delivery mortgage-backed securities on September 30, 2009.
(f)	The average amount of borrowings while outstanding during the period ended September 30, 2009 was $211,056 at a weighted average interest rate of 0.356%. On September 30, 2009, securities valued at $108,678 were pledged as collateral for reverse repurchase agreements.
(g)	Securities with an aggregate market value of $944 and cash of $3 have been pledged as collateral for the following open futures contracts on September 30, 2009:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
90-Day Euribor December Futures	Long	12/2009	7	$0
90-Day Euribor March Futures	Long	03/2010	17	(1)
90-Day Eurodollar December Futures	Long	12/2009	140	177
90-Day Eurodollar December Futures	Long	12/2010	93	64
90-Day Eurodollar June Futures	Long	06/2010	200	305
90-Day Eurodollar March Futures	Long	03/2010	210	894
90-Day Eurodollar September Futures	Long	09/2010	17	49
U.S. Treasury 2-Year Note December Futures	Long	12/2009	7	0
U.S. Treasury 10-Year Note December Futures	Long	12/2009	24	52
U.S. Treasury 30-Year Bond December Futures	Long	12/2009	43	95
United Kingdom 90-Day LIBOR Sterling Interest Rate December Futures	Long	12/2009	15	0
United Kingdom 90-Day LIBOR Sterling Interest Rate December Futures	Long	12/2010	11	0
United Kingdom 90-Day LIBOR Sterling Interest Rate June Futures	Long	06/2010	11	0
United Kingdom 90-Day LIBOR Sterling Interest Rate March Futures	Long	03/2010	7	0
United Kingdom 90-Day LIBOR Sterling Interest Rate March Futures	Long	03/2011	4	0
United Kingdom 90-Day LIBOR Sterling Interest Rate September Futures	Long	09/2010	11	0

				$1,635

34	PIMCO Funds	See Accompanying Notes

(Unaudited) September 30, 2009

(h)	Swap agreements outstanding on September 30, 2009:

Credit Default Swaps on Corporate, Sovereign, and U.S. Municipal Issues - Sell Protection (1)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at September 30, 2009 (3)	Notional Amount (4)	Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
American Express Co.	DUB	1.750%	03/20/2013	1.226%	$1,300	$23	$0	$23
Brazil Government International Bond	MLP	1.950%	04/20/2016	1.361%	300	13	0	13
CIT Group, Inc.	CITI	5.000%	12/20/2013	27.483%	700	(236)	(178)	(58)
General Electric Capital Corp.	BCLY	0.620%	03/20/2011	1.638%	1,500	(22)	0	(22)
General Electric Capital Corp.	BCLY	0.640%	12/20/2012	1.959%	1,500	(60)	0	(60)
General Electric Capital Corp.	BNP	4.700%	12/20/2013	2.021%	700	73	0	73
General Electric Capital Corp.	CITI	4.325%	12/20/2013	2.021%	700	63	0	63
General Electric Capital Corp.	CITI	5.000%	09/20/2014	1.978%	600	81	21	60
General Electric Capital Corp.	DUB	4.750%	12/20/2013	2.021%	800	86	0	86
GMAC, Inc.	JPM	4.850%	09/20/2012	6.550%	500	(21)	0	(21)
JSC Gazprom	BCLY	1.600%	12/20/2012	2.595%	1,800	(46)	0	(46)
JSC Gazprom	JPM	2.170%	02/20/2013	2.634%	1,000	(12)	0	(12)
JSC Gazprom	MSC	2.180%	02/20/2013	2.634%	400	(5)	0	(5)
Mexico Government International Bond	DUB	2.950%	12/20/2009	0.914%	1,000	13	0	13
SLM Corp.	CITI	5.000%	12/20/2013	8.728%	1,600	(184)	(228)	44
SLM Corp.	JPM	4.300%	03/20/2013	8.870%	1,900	(233)	0	(233)

						$(467)	$(385)	$(82)

Credit Default Swaps on Credit Indices - Buy Protection (2)
Index/Tranches	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Notional Amount (4)	Market Value (5)	Upfront Premiums Paid/(Received)	Unrealized (Depreciation)
CDX.HY-12 5-Year Index	DUB	(5.000%	)	06/20/2014	$94	$6	$12	$(6)
CDX.IG-12 5-Year Index	GSC	(1.000%	)	06/20/2014	400	1	4	(3)

						$7	$16	$(9)

Credit Default Swaps on Credit Indices - Sell Protection (1)
Index/Tranches	Counterparty	Fixed Deal Receive Rate	Maturity Date	Notional Amount (4)	Market Value (5)	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
CDX.HY-8 5-Year Index 35-100%	CITI	0.360%	06/20/2012	$4,815	$(125)	$0	$(125)
CDX.HY-8 5-Year Index 35-100%	CITI	0.401%	06/20/2012	963	(24)	0	(24)
CDX.IG-9 5-Year Index 30-100%	DUB	0.708%	12/20/2012	3,014	45	0	45
CDX.IG-9 10-Year Index 30-100%	GSC	0.548%	12/20/2017	680	9	0	9
CDX.IG-9 10-Year Index 30-100%	JPM	0.552%	12/20/2017	1,556	22	0	22
CDX.IG-10 5-Year Index 30-100%	DUB	0.530%	06/20/2013	972	11	0	11

					$(62)	$0	$(62)

(1)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities compromising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities compromising the referenced index.
(2)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the underlying securities compromising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the underlying securities compromising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, U.S. municipal issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	1-Month EUR-FRCPXTOB Index	2.090%	10/15/2010	BNP	EUR	2,400	$139	$(1)	$140
Pay	1-Year BRL-CDI	11.360%	01/04/2010	BCLY	BRL	3,000	5	0	5
Pay	1-Year BRL-CDI	11.430%	01/04/2010	MLP		1,900	5	0	5
Pay	1-Year BRL-CDI	11.465%	01/04/2010	GSC		800	2	0	2
Pay	1-Year BRL-CDI	12.410%	01/04/2010	UBS		1,300	20	(2)	22
Pay	1-Year BRL-CDI	12.670%	01/04/2010	MSC		1,300	20	(2)	22

See Accompanying Notes	Semiannual Report	September 30, 2009	35

Schedule of Investments  Fundamental IndexPLUS™ TR Fund  (Cont.)

Interest Rate Swaps (Cont.)
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	1-Year BRL-CDI	12.780%	01/04/2010	MSC	BRL	2,700	$54	$3	$51
Pay	1-Year BRL-CDI	12.948%	01/04/2010	MLP		1,100	25	1	24
Pay	1-Year BRL-CDI	10.575%	01/02/2012	UBS		3,300	(52)	(60)	8
Pay	1-Year BRL-CDI	10.600%	01/02/2012	BCLY		900	(5)	0	(5)
Pay	1-Year BRL-CDI	10.600%	01/02/2012	JPM		600	(3)	0	(3)
Pay	1-Year BRL-CDI	10.610%	01/02/2012	HSBC		1,400	(7)	0	(7)
Pay	1-Year BRL-CDI	11.980%	01/02/2012	MLP		2,900	27	0	27
Pay	1-Year BRL-CDI	12.540%	01/02/2012	MLP		3,200	55	(21)	76
Pay	1-Year BRL-CDI	14.765%	01/02/2012	HSBC		200	8	1	7
Pay	1-Year BRL-CDI	14.765%	01/02/2012	MLP		600	26	3	23
Pay	3-Month AUD Bank Bill	4.500%	06/15/2011	DUB	AUD	15,300	(118)	12	(130)
Pay	3-Month AUD Bank Bill	4.500%	06/15/2011	UBS		5,700	(44)	3	(47)
Pay	3-Month USD-LIBOR	3.000%	12/16/2010	BOA		$3,400	73	71	2
Pay	3-Month USD-LIBOR	3.000%	12/16/2010	MSC		8,900	192	187	5
Pay	3-Month USD-LIBOR	3.000%	02/04/2011	RBS		2,500	82	73	9
Pay	3-Month USD-LIBOR	3.600%	07/07/2011	RBS		9,200	464	0	464
Pay	3-Month USD-LIBOR	3.000%	12/16/2011	BOA		1,300	37	30	7
Pay	6-Month AUD Bank Bill	6.000%	09/15/2012	UBS	AUD	6,000	3	0	3
Pay	6-Month AUD Bank Bill	5.000%	06/15/2013	DUB		1,400	(34)	5	(39)
Pay	6-Month EUR-LIBOR	4.500%	03/18/2014	BNP	EUR	900	127	(13)	140
Pay	6-Month GBP-LIBOR	6.000%	12/19/2009	GSC	GBP	1,600	59	(17)	76
Pay	6-Month GBP-LIBOR	5.000%	09/17/2013	GSC		200	25	2	23
Pay	6-Month GBP-LIBOR	5.000%	09/17/2013	HSBC		1,200	150	12	138
Pay	6-Month GBP-LIBOR	5.000%	03/18/2014	DUB		300	38	0	38
Pay	6-Month GBP-LIBOR	5.250%	03/18/2014	GSC		300	44	0	44
Pay	6-Month GBP-LIBOR	5.250%	03/18/2014	RBS		600	87	(1)	88

							$1,504	$286	$1,218

Total Return Swaps on Indices

Pay/Receive Total Return on Reference Index	Index	# of Shares or Units	Floating Rate (6)	Notional Amount	Maturity Date	Counterparty	Unrealized Appreciation/ (Depreciation)
Receive	eRAFI 1000 Index	920,601	1-Month USD-LIBOR plus 0.250%	$88,775	02/26/2010	BCLY	$2,832
Receive	eRAFI 1000 Index	1,173,669	1-Month USD-LIBOR plus 0.200%	116,113	10/15/2009	CSFB	703
Receive	eRAFI 1000 Index	133,900	1-Month USD-LIBOR plus 0.200%	13,463	09/15/2010	MLP	(135)

							$3,400

(6)	Floating rate is based upon predetermined notional amounts, which may be a multiple of the number of shares or units disclosed.

(i)	Written options outstanding on September 30, 2009:

Options on Exchange-Traded Futures Contracts
Description	Exercise Price	Expiration Date	# of Contracts	Premium	Market Value
Call - CBOT U.S. Treasury 10-Year Note December Futures	$121.000	11/20/2009	4	$2	$1
Put - CBOT U.S. Treasury 10-Year Note December Futures	115.000	11/20/2009	4	3	2

				$5	$3

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Premium	Market Value
Put - OTC 5-Year Interest Rate Swap	GSC	3-Month USD-LIBOR	Pay	5.000%	06/15/2010	$3,000	$31	$11
Put - OTC 7-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Pay	6.000%	08/31/2010	15,000	125	70
Put - OTC 5-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	5.000%	06/15/2010	13,000	188	49
Put - OTC 7-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	6.000%	08/31/2010	5,000	38	23

							$382	$153

Transactions in written call and put options for the period ended September 30, 2009:

	# of Contracts	Notional Amount	Premium
Balance at 03/31/2009	402	$41,300	$368
Sales	58	102,000	989
Closing Buys	(30)	(89,300)	(681)
Expirations	(422)	(18,000)	(289)
Exercised	0	0	0

Balance at 09/30/2009	8	$36,000	$387

36	PIMCO Funds	See Accompanying Notes

(Unaudited) September 30, 2009

(j)	Short sales outstanding on September 30, 2009:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Market Value
Fannie Mae	5.000%	10/01/2039	$31,300	$32,023	$32,351
Fannie Mae	5.500%	08/01/2037	4,687	4,900	4,923
Fannie Mae	5.500%	11/01/2039	11,000	11,420	11,469
Fannie Mae	6.000%	10/01/2039	7,600	7,987	8,017
Fannie Mae	6.000%	11/01/2039	37,200	39,043	39,124

				$95,373	$95,884

(k)	Foreign currency contracts outstanding on September 30, 2009:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	AUD	1,393	11/2009	RBS	$15	$0	$15
Sell	BRL	2,768	10/2009	DUB	0	(93)	(93)
Buy		2,768	10/2009	JPM	189	0	189
Buy		2,768	02/2010	DUB	92	0	92
Buy	CAD	586	10/2009	CITI	6	0	6
Sell	CHF	601	10/2009	BNP	0	(25)	(25)
Sell		601	12/2009	HSBC	3	0	3
Buy	CNY	993	03/2010	BCLY	0	(2)	(2)
Buy		995	03/2010	HSBC	0	(1)	(1)
Buy		6,052	03/2010	JPM	0	(9)	(9)
Buy		296	08/2010	HSBC	0	0	0
Buy		574	08/2010	JPM	0	0	0
Buy		557	08/2010	MSC	0	0	0
Sell	EUR	2,178	10/2009	BCLY	0	(67)	(67)
Sell		2,605	10/2009	BNP	0	(82)	(82)
Sell	GBP	4,153	10/2009	BNP	298	0	298
Sell	JPY	28,395	10/2009	RBC	0	(3)	(3)
Sell		5,319	10/2009	RBS	0	(1)	(1)
Buy	KRW	38,378	11/2009	DUB	2	0	2
Buy		78,341	11/2009	JPM	3	0	3
Buy		38,339	11/2009	MSC	1	0	1
Buy	MYR	222	11/2009	BCLY	1	0	1
Buy		109	11/2009	BOA	0	0	0
Buy		106	11/2009	RBS	1	0	1
Buy	SGD	91	11/2009	DUB	2	0	2
Buy		89	11/2009	HSBC	1	0	1
Buy	TWD	2,058	11/2009	GSC	2	0	2
Buy		2,064	11/2009	HSBC	2	0	2

					$618	$(283)	$335

(l)	Fair Value Measurements +

The following is a summary of the fair valuations according to the inputs used as of September 30, 2009 in valuing the Fund’s assets and liabilities:

Category ++	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 09/30/2009
Corporate Bonds & Notes	$0	$82,404	$0	$82,404
U.S. Government Agencies	0	203,085	0	203,085
Mortgage-Backed Securities	0	30,607	0	30,607
Foreign Currency-Denominated Issues	0	13,904	0	13,904
Short-Term Instruments	11,772	3,647	0	15,419
Other Investments +++	4,710	24,883	0	29,593

Investments, at value	$16,482	$358,530	$0	$375,012

Short Sales, at value	$0	$(95,884)	$0	$(95,884)

Financial Derivative Instruments ++++	$1,635	$1,109	$3,535	$6,279

Total	$18,117	$263,755	$3,535	$285,407

See Accompanying Notes	Semiannual Report	September 30, 2009	37

Schedule of Investments  Fundamental IndexPLUS™ TR Fund  (Cont.)

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ending September 30, 2009:

Category ++	Beginning Balance at 03/31/2009	Net Purchases/ (Sales)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)	Net Transfers In/ (Out) of Level 3	Ending Balance at 09/30/2009	Net Change in Unrealized Appreciation/ (Depreciation) on investments held at 09/30/2009
Investments, at value	$0	$0	$0	$0	$0	$0	$0	$0

Financial Derivative Instruments ++++	$(63,107)	$0	$0	$0	$66,856	$(214)	$3,535	$(9,334)

Total	$(63,107)	$0	$0	$0	$66,856	$(214)	$3,535	$(9,334)

+	See note 2 in the Notes to Financial Statements for additional information.
++	Refer to the Schedule of Investments for additional information.
+++	Sum of all other categories each of which individually has an aggregate market value of less than 5% of net assets.
++++	Financial derivative instruments may include open futures contracts, swap contracts, written options, and foreign currency contracts.

(m)	Fair Value of Derivative Instruments ^

The following is a summary of the fair valuations of the Fund’s derivative instruments categorized by risk exposure:

Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of September 30, 2009:

	Derivatives not accounted for as hedging instruments
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Other Contracts	Total
Assets:
Variation margin receivable ^^	$1,637	$0	$0	$0	$0	$1,637
Unrealized appreciation on foreign currency contracts	0	618	0	0	0	618
Unrealized appreciation on swap agreements	1,449	0	462	3,535	0	5,446

	$3,086	$618	$462	$3,535	$0	$7,701

Liabilities:
Written options outstanding	$156	$0	$0	$0	$0	$156
Variation margin payable ^^	2	0	0	0	0	2
Unrealized depreciation on foreign currency contracts	0	283	0	0	0	283
Unrealized depreciation on swap agreements	231	0	615	135	0	981

	$389	$283	$615	$135	$0	$1,422

The Effect of Derivative Instruments on the Statement of Operations for the Six Months Ended September 30, 2009:

	Derivatives not accounted for as hedging instruments
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result from Operations:
Net realized gain on investments (purchased options)	$209	$0	$0	$0	$0	$209
Net realized gain (loss) on futures contracts, written options and swaps	16,059	0	(7,497)	71,874	0	80,436
Net realized (loss) on foreign currency transactions	0	(1,603)	0	0	0	(1,603)

	$16,268	$(1,603)	$(7,497)	$71,874	$0	$79,042

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result from Operations:
Net change in unrealized (depreciation) on investments (purchased options)	$(4,001)	$0	$0	$0	$0	$(4,001)
Net change in unrealized appreciation (depreciation) on futures contracts, written options and swaps	(8,967)	0	10,150	49,422	0	50,605
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	0	1,463	0	0	0	1,463

	$(12,968)	$1,463	$10,150	$49,422	$0	$48,067

^	See note 2 in the Notes to Financial Statements for additional information.
^^	The Fair Values of Derivative Instruments may include cumulative appreciation/depreciation of futures contracts as reported in the Notes to Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

38	PIMCO Funds	See Accompanying Notes

Schedule of Investments International StocksPLUS® TR Strategy Fund (Unhedged)	(Unaudited) September 30, 2009

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CORPORATE BONDS & NOTES 30.1%

BANKING & FINANCE 21.5%

Allstate Life Global Funding Trusts
5.375% due 04/30/2013	$100	$107

American Express Co.
7.000% due 03/19/2018	100	110

American Express Credit Corp.
5.875% due 05/02/2013	100	106

American Express Travel Related Services Co., Inc.
0.461% due 06/01/2011	400	384
5.250% due 11/21/2011	100	103

American General Finance Corp.
6.900% due 12/15/2017	200	140

American International Group, Inc.
5.850% due 01/16/2018	300	218

ANZ National International Ltd.
6.200% due 07/19/2013	100	110

Bank of America Corp.
5.750% due 12/01/2017	200	200

Barclays Bank PLC
6.050% due 12/04/2017	100	101

Bear Stearns Cos. LLC
0.549% due 05/18/2010	500	500

C10 Capital SPV Ltd.
6.722% due 12/31/2049	100	79

Citigroup Capital XXI
8.300% due 12/21/2057	900	809

Citigroup, Inc.
0.313% due 12/28/2009	100	100
0.579% due 05/18/2010	230	229
5.625% due 08/27/2012	100	101
6.000% due 08/15/2017	200	198
8.500% due 05/22/2019	100	113

Countrywide Financial Corp.
5.800% due 06/07/2012	200	211

Credit Agricole S.A.
0.422% due 05/28/2010	100	100

Credit Suisse USA, Inc.
0.640% due 08/15/2010	600	601

Deutsche Bank AG
0.740% due 02/17/2015	200	187

Dexia Credit Local
0.939% due 09/23/2011	200	202

Ford Motor Credit Co. LLC
7.250% due 10/25/2011	500	486

GMAC LLC
6.875% due 08/28/2012	200	182

Goldman Sachs Group, Inc.
0.520% due 11/16/2009	290	290
6.750% due 10/01/2037	1,200	1,242

HSBC Holdings PLC
6.500% due 05/02/2036	200	217

ICICI Bank Ltd.
1.050% due 01/12/2010	100	98

International Lease Finance Corp.
5.400% due 02/15/2012	1,200	1,032

JPMorgan Chase & Co.
6.000% due 01/15/2018	100	108

JPMorgan Chase Capital XXI
1.433% due 02/02/2037	300	200

KeyBank N.A.
2.598% due 06/02/2010	200	199

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Lehman Brothers Holdings, Inc.
2.951% due 05/25/2010 (a)	$100	$17
5.625% due 01/24/2013 (a)	500	91

Merrill Lynch & Co., Inc.
0.692% due 02/05/2010	200	200
6.875% due 04/25/2018	300	316

Metropolitan Life Global Funding I
0.480% due 05/17/2010	200	200

Monumental Global Funding Ltd.
5.500% due 04/22/2013	100	102

Northern Rock PLC
5.625% due 06/22/2017	500	461

Pricoa Global Funding I
0.483% due 09/27/2013	100	92
0.591% due 01/30/2012	100	95
1.130% due 06/04/2010	400	398

Principal Life Income Funding Trusts
5.550% due 04/27/2015	100	101

Royal Bank of Scotland Group PLC
2.625% due 05/11/2012	800	812
6.990% due 10/29/2049	200	104

SLM Corp.
0.664% due 07/26/2010	300	285
0.804% due 01/27/2014	100	63

UBS AG
5.875% due 12/20/2017	100	103

Wachovia Corp.
0.411% due 12/01/2009	200	200

Wells Fargo & Co.
7.980% due 03/29/2049	700	640

		13,343

INDUSTRIALS 6.1%

Amgen, Inc.
6.900% due 06/01/2038	400	489

AstraZeneca PLC
5.900% due 09/15/2017	100	112

Citigroup Global Markets Deutschland AG for OAO Gazprom
10.500% due 10/21/2009	100	101

Dell, Inc.
4.700% due 04/15/2013	200	211

Dow Chemical Co.
4.850% due 08/15/2012	300	312

General Mills, Inc.
0.635% due 01/22/2010	100	100

Home Depot, Inc.
0.420% due 12/16/2009	100	100

International Business Machines Corp.
5.700% due 09/14/2017	400	442

Kinder Morgan Energy Partners LP
5.950% due 02/15/2018	300	314

Kraft Foods, Inc.
6.125% due 02/01/2018	100	106

Oracle Corp.
4.950% due 04/15/2013	300	325
5.750% due 04/15/2018	200	221

Philip Morris International, Inc.
6.375% due 05/16/2038	100	115

Roche Holdings, Inc.
2.393% due 02/25/2011	400	411

Rohm and Haas Co.
6.000% due 09/15/2017	100	100

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Union Pacific Corp.
5.700% due 08/15/2018	$200	$216

UnitedHealth Group, Inc.
4.875% due 02/15/2013	100	104

		3,779

UTILITIES 2.5%

AT&T, Inc.
6.300% due 01/15/2038	200	210

Centrais Eletricas Brasileiras S.A.
6.875% due 07/30/2019	400	434

Enel Finance International S.A.
6.800% due 09/15/2037	300	349

NGPL PipeCo. LLC
6.514% due 12/15/2012	100	110

Verizon Communications, Inc.
5.250% due 04/15/2013	100	108

Verizon Wireless Capital LLC
5.250% due 02/01/2012	300	321

		1,532

Total Corporate Bonds & Notes (Cost $17,846)		18,654

MUNICIPAL BONDS & NOTES 2.3%

California State General Obligation Bonds, Series 2009
5.650% due 04/01/2039	100	106
7.500% due 04/01/2034	100	110
7.550% due 04/01/2039	100	111

Chicago, Illinois Transit Authority Revenue Bonds, Series 2008
6.899% due 12/01/2040	200	224

Nebraska State Public Power Generation Agency Revenue Bonds, Series 2009
7.242% due 01/01/2041	100	103

New York City, New York Municipal Water Finance Authority Revenue Bonds, Series 2006
4.750% due 06/15/2037	300	309

North Carolina State Turnpike Authority Revenue Bonds, Series 2009
6.700% due 01/01/2039	100	107

University of California Revenue Bonds, Series 2009
6.270% due 05/15/2031	200	209

Washington State General Obligation Bonds, (NPFGC Insured), Series 2003
0.000% due 12/01/2020	200	130

Total Municipal Bonds & Notes (Cost $1,313)		1,409

U.S. GOVERNMENT AGENCIES 21.9%

Fannie Mae
5.000% due 02/25/2017 - 11/01/2039	314	323
5.500% due 02/01/2018 - 11/01/2039	2,569	2,701
6.500% due 10/01/2035 - 11/01/2039	1,617	1,723

Freddie Mac
4.250% due 09/15/2024	72	73
5.000% due 11/01/2035 - 10/01/2039	3,659	3,788
5.500% due 07/01/2037 - 08/01/2038	2,838	2,975

Ginnie Mae
6.000% due 08/15/2037	802	849

See Accompanying Notes	Semiannual Report	September 30, 2009	39

Schedule of Investments  International StocksPLUS® TR Strategy Fund (Unhedged)  (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Small Business Administration
4.430% due 05/01/2029	$300	$313
5.290% due 12/01/2027	89	95
5.490% due 03/01/2028	630	676
6.220% due 12/01/2028	98	108

Total U.S. Government Agencies (Cost $13,114)		13,624

U.S. TREASURY OBLIGATIONS 23.6%

U.S. Treasury Bonds
3.500% due 02/15/2039	600	544
4.250% due 05/15/2039 (d)	1,200	1,242
4.500% due 05/15/2038	600	646
4.750% due 02/15/2037	200	223
5.375% due 02/15/2031	300	357

U.S. Treasury Notes
1.000% due 08/31/2011	9,500	9,522
3.000% due 09/30/2016	2,100	2,109

Total U.S. Treasury Obligations (Cost $14,480)		14,643

MORTGAGE-BACKED SECURITIES 5.9%

Banc of America Commercial Mortgage, Inc.
5.837% due 06/10/2049	600	493

Bear Stearns Alt-A Trust
0.406% due 02/25/2034	237	167

Bear Stearns Mortgage Funding Trust
0.316% due 02/25/2037	56	48

Countrywide Alternative Loan Trust
0.406% due 02/25/2047	196	96
1.901% due 02/25/2036	121	63

Countrywide Home Loan Mortgage Pass-Through Trust
4.635% due 02/20/2035	156	137
4.654% due 11/25/2034	91	67

Deutsche ALT-A Securities, Inc. Alternate Loan Trust
0.316% due 01/25/2047	42	40

Greenpoint Mortgage Funding Trust
0.326% due 01/25/2047	50	40

GS Mortgage Securities Corp. II
0.344% due 03/06/2020	122	112

GSR Mortgage Loan Trust
5.237% due 11/25/2035	72	64

JPMorgan Chase Commercial Mortgage Securities Corp.
5.336% due 05/15/2047	600	516
5.420% due 01/15/2049	300	254

JPMorgan Mortgage Trust
5.012% due 02/25/2035	48	46

Lehman Brothers Floating Rate Commercial Mortgage Trust
0.323% due 09/15/2021	61	54

Merrill Lynch Mortgage Investors, Inc.
0.456% due 02/25/2036	29	17

MLCC Mortgage Investors, Inc.
0.496% due 11/25/2035	55	38

Morgan Stanley Capital I
0.304% due 10/15/2020	34	26
5.809% due 12/12/2049	500	429

Nomura Asset Acceptance Corp.
4.976% due 05/25/2035	93	61

Residential Accredit Loans, Inc.
2.261% due 09/25/2045	210	114

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Structured Asset Mortgage Investments, Inc.
0.376% due 03/25/2037	$120	$56
0.496% due 07/19/2035	51	39

TBW Mortgage-Backed Pass-Through Certificates
0.356% due 01/25/2037	94	86

Wachovia Bank Commercial Mortgage Trust
0.323% due 06/15/2020	150	119

WaMu Mortgage Pass-Through Certificates
0.886% due 12/25/2027	201	151
1.631% due 01/25/2047	71	33
1.901% due 02/25/2046	408	209

Wells Fargo Mortgage-Backed Securities Trust
4.940% due 01/25/2035	89	81

Total Mortgage-Backed Securities (Cost $4,644)		3,656

ASSET-BACKED SECURITIES 3.2%

Asset-Backed Funding Certificates
0.306% due 01/25/2037	18	16

Asset-Backed Securities Corp. Home Equity
0.296% due 12/25/2036	227	211

Bear Stearns Asset-Backed Securities Trust
0.336% due 06/25/2047	39	31

BNC Mortgage Loan Trust
0.346% due 05/25/2037	104	74

Citigroup Mortgage Loan Trust, Inc.
0.356% due 08/25/2036	234	194

Countrywide Asset-Backed Certificates
0.296% due 07/25/2037	199	186
0.296% due 06/25/2047	144	137
0.316% due 06/25/2047	27	26
0.326% due 06/25/2037	131	123
0.326% due 10/25/2047	111	100

Credit-Based Asset Servicing & Securitization LLC
0.336% due 12/25/2037	45	44

First Franklin Mortgage Loan Asset-Backed Certificates
0.286% due 01/25/2038	29	28

Ford Credit Auto Owner Trust
1.210% due 01/15/2012	100	100

GSAMP Trust
0.316% due 12/25/2036	107	64

HFC Home Equity Loan Asset-Backed Certificates
0.316% due 03/20/2036	22	22

HSI Asset Securitization Corp. Trust
0.296% due 12/25/2036	123	111

MASTR Asset-Backed Securities Trust
0.296% due 01/25/2037	46	15
0.306% due 11/25/2036	53	51

Morgan Stanley ABS Capital I
0.286% due 01/25/2037	26	24
0.296% due 11/25/2036	46	44

Residential Asset Securities Corp.
0.316% due 02/25/2037	78	74

Securitized Asset-Backed Receivables LLC Trust
0.286% due 01/25/2037	152	133

Soundview Home Equity Loan Trust
0.326% due 06/25/2037	83	63

Specialty Underwriting & Residential Finance
0.291% due 11/25/2037	50	49
0.306% due 01/25/2038	72	51

Total Asset-Backed Securities (Cost $2,243)		1,971

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOVEREIGN ISSUES 0.8%

Korea Development Bank
0.728% due 04/03/2010		$500	$495

Total Sovereign Issues (Cost $500)			495

FOREIGN CURRENCY-DENOMINATED ISSUES 2.1%

American International Group, Inc.
4.000% due 09/20/2011	EUR	100	138

Bear Stearns Cos. LLC
1.227% due 07/27/2012		100	143

CIT Group, Inc.
5.000% due 05/13/2014		100	89

General Electric Capital Corp.
0.663% due 03/03/2010	CHF	600	577

Principal Financial Global Funding LLC
2.750% due 07/12/2010		100	96

SMFG Preferred Capital USD 1 Ltd.
6.164% due 01/29/2049	GBP	200	261

Total Foreign Currency-Denominated Issues (Cost $1,027)			1,304

		SHARES
CONVERTIBLE PREFERRED SECURITIES 0.0%

Motors Liquidation Co.
5.250% due 03/06/2032 (a)		8,000	29

Total Convertible Preferred Securities (Cost $25)			29

		PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 12.9%

REPURCHASE AGREEMENTS 0.3%

State Street Bank and Trust Co.
0.010% due 10/01/2009		$165	165

(Dated 09/30/2009. Collateralized by U.S. Treasury Bills 0.000% due 11/27/2009 valued at $170. Repurchase proceeds are $165.)

U.S. CASH MANAGEMENT BILLS 0.0%
0.195% due 04/01/2010 (d)		14	14

		SHARES
SHORT-TERM FLOATING NAV PORTFOLIO (b) 12.6%
		780,442	7,815

Total Short-Term Instruments (Cost $7,993)			7,994

Total Investments 102.8% (Cost $63,185)			$63,779

Written Options (f) (0.1%) (Premiums $63)			(55)

Other Assets and Liabilities (Net) (2.7%)			(1,668)

Net Assets 100.0%			$62,056

40	PIMCO Funds	See Accompanying Notes

(Unaudited) September 30, 2009

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Security is in default.
(b)	Affiliated to the Fund.
(c)	The average amount of borrowings while outstanding during the period ended September 30, 2009 was $6,581 at a weighted average interest rate of 0.164%. On September 30, 2009, there were no open reverse repurchase agreements.
(d)	Securities with an aggregate market value of $47 and cash of $176 have been pledged as collateral for the following open futures contracts on September 30, 2009:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation
90-Day Euribor December Futures	Long	12/2009	1	$0
90-Day Euribor March Futures	Long	03/2010	1	0
90-Day Eurodollar December Futures	Long	12/2009	59	197
90-Day Eurodollar December Futures	Long	12/2010	18	10
90-Day Eurodollar June Futures	Long	06/2010	38	59
90-Day Eurodollar March Futures	Long	03/2010	41	165
90-Day Eurodollar September Futures	Long	09/2010	2	7
U.S. Treasury 2-Year Note December Futures	Long	12/2009	2	0
U.S. Treasury 10-Year Note December Futures	Long	12/2009	11	13
United Kingdom 90-Day LIBOR Sterling Interest Rate December Futures	Long	12/2009	1	0
United Kingdom 90-Day LIBOR Sterling Interest Rate December Futures	Long	12/2010	2	0
United Kingdom 90-Day LIBOR Sterling Interest Rate June Futures	Long	06/2010	2	0
United Kingdom 90-Day LIBOR Sterling Interest Rate March Futures	Long	03/2010	1	0
United Kingdom 90-Day LIBOR Sterling Interest Rate March Futures	Long	03/2011	1	0
United Kingdom 90-Day LIBOR Sterling Interest Rate September Futures	Long	09/2010	2	0

				$451

(e)	Swap agreements outstanding on September 30, 2009:

Credit Default Swaps on Corporate, Sovereign, and U.S. Municipal Issues - Sell Protection (1)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at September 30, 2009 (3)	Notional Amount (4)	Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
General Electric Capital Corp.	BCLY	0.620%	03/20/2011	1.638%	$600	$(9)	$0	$(9)
General Electric Capital Corp.	BCLY	0.640%	12/20/2012	1.959%	500	(20)	0	(20)
Indonesia Government International Bond	RBS	1.085%	03/20/2012	1.534%	100	(1)	0	(1)
Procter & Gamble Co.	CSFB	1.000%	06/20/2014	0.406%	900	24	8	16
SLM Corp.	BOA	5.000%	12/20/2010	9.802%	100	(5)	(10)	5
SLM Corp.	UBS	5.000%	03/20/2010	9.953%	100	(1)	(4)	3

						$(12)	$(6)	$(6)

Credit Default Swaps on Credit Indices - Buy Protection (2)
Index/Tranches	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Notional Amount (4)	Market Value (5)	Upfront Premiums Paid/(Received)	Unrealized (Depreciation)
CDX.IG-12 5-Year Index	GSC	(1.000%	)	06/20/2014	$100	$1	$1	$0

Credit Default Swaps on Credit Indices - Sell Protection (1)
Index/Tranches	Counterparty	Fixed Deal Receive Rate	Maturity Date	Notional Amount (4)	Market Value (5)	Upfront Premiums Paid/(Received)	Unrealized Appreciation
CDX.IG-9 5-Year Index 30-100%	DUB	0.708%	12/20/2012	$389	$6	$0	$6
CDX.IG-9 10-Year Index 30-100%	GSC	0.548%	12/20/2017	97	1	0	1
CDX.IG-9 10-Year Index 30-100%	JPM	0.552%	12/20/2017	195	3	0	3

					$10	$0	$10

(1)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities compromising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities compromising the referenced index.
(2)	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the underlying securities compromising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the underlying securities compromising the referenced index.
(3)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, U.S. municipal issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
(4)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

See Accompanying Notes	Semiannual Report	September 30, 2009	41

Schedule of Investments  International StocksPLUS® TR Strategy Fund (Unhedged)  (Cont.)

(5)	The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	1-Year BRL-CDI	11.360%	01/04/2010	BCLY	BRL	300	$0	$0	$0
Pay	1-Year BRL-CDI	11.430%	01/04/2010	MLP		200	0	0	0
Pay	1-Year BRL-CDI	11.465%	01/04/2010	GSC		100	0	0	0
Pay	1-Year BRL-CDI	12.410%	01/04/2010	UBS		200	3	0	3
Pay	1-Year BRL-CDI	12.670%	01/04/2010	MSC		200	3	0	3
Pay	1-Year BRL-CDI	12.948%	01/04/2010	MLP		100	2	0	2
Pay	1-Year BRL-CDI	10.575%	01/02/2012	UBS		400	(6)	(7)	1
Pay	1-Year BRL-CDI	10.835%	01/02/2012	GSC		700	(2)	1	(3)
Pay	1-Year BRL-CDI	11.980%	01/02/2012	MLP		300	3	0	3
Pay	1-Year BRL-CDI	12.540%	01/02/2012	MLP		400	7	(3)	10
Pay	3-Month AUD Bank Bill	4.500%	06/15/2011	DUB	AUD	100	(1)	0	(1)
Pay	3-Month AUD Bank Bill	4.500%	06/15/2011	UBS		2,100	(16)	1	(17)
Pay	3-Month USD-LIBOR	3.000%	12/16/2010	BOA		$900	20	19	1
Pay	3-Month USD-LIBOR	3.000%	12/16/2010	MSC		2,400	51	50	1
Pay	3-Month USD-LIBOR	3.000%	02/04/2011	BCLY		3,300	108	(32)	140
Pay	3-Month USD-LIBOR	3.000%	02/04/2011	RBS		2,200	72	16	56
Pay	3-Month USD-LIBOR	4.000%	06/17/2011	BOA		600	36	22	14
Pay	3-Month USD-LIBOR	4.000%	06/17/2011	DUB		100	6	3	3
Pay	3-Month USD-LIBOR	4.000%	06/17/2011	MLP		700	42	16	26
Pay	3-Month USD-LIBOR	4.000%	06/17/2011	RBS		200	12	7	5
Pay	3-Month USD-LIBOR	3.450%	08/05/2011	BCLY		800	37	0	37
Pay	3-Month USD-LIBOR	3.450%	08/05/2011	JPM		600	28	0	28
Pay	3-Month USD-LIBOR	3.450%	08/05/2011	MSC		1,200	55	0	55
Pay	3-Month USD-LIBOR	3.450%	08/05/2011	RBS		2,200	101	64	37
Pay	3-Month USD-LIBOR	3.000%	12/16/2011	BOA		200	6	5	1
Pay	3-Month USD-LIBOR	4.000%	06/17/2014	CITI		900	67	58	9
Pay	6-Month AUD Bank Bill	6.000%	09/15/2012	UBS	AUD	800	0	0	0
Pay	6-Month EUR-LIBOR	4.500%	03/18/2014	BNP	EUR	100	14	(2)	16
Pay	6-Month GBP-LIBOR	5.000%	09/17/2013	HSBC	GBP	200	25	2	23
Pay	6-Month GBP-LIBOR	5.250%	03/18/2014	RBS		100	15	0	15

							$688	$220	$468

Total Return Swaps on Indices

Pay/Receive Total Return on Reference Index	Index	# of Shares or Units	Floating Rate (6)	Notional Amount	Maturity Date	Counterparty	Unrealized Appreciation/ (Depreciation)
Receive	iShares MSCI EAFE Index	400,000	1-Month USD-LIBOR less 2.500%	$21,072	09/30/2009	CSFB	$804
Receive	iShares MSCI EAFE Index	596,813	1-Month USD-LIBOR plus 2.500%	31,440	12/30/2009	CSFB	1,199
Receive	iShares MSCI EAFE Index	111,150	1-Month USD-LIBOR plus 0.210%	6,083	04/15/2010	MLP	(4)

							$1,999

(6)	Floating rate is based upon predetermined notional amounts, which may be a multiple of the number of shares or units disclosed.

(f)	Written options outstanding on September 30, 2009:

Options on Exchange-Traded Futures Contracts
Description	Exercise Price	Expiration Date	# of Contracts	Premium	Market Value
Call - CBOT U.S. Treasury 10-Year Note December Futures	$121.000	11/20/2009	1	$0	$0
Put - CBOT U.S. Treasury 10-Year Note December Futures	115.000	11/20/2009	1	1	1

				$1	$1

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Premium	Market Value
Call - OTC 7-Year Interest Rate Swap	GSC	3-Month USD-LIBOR	Receive	2.950%	11/23/2009	$8,100	$39	$52
Put - OTC 7-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	4.000%	11/23/2009	2,000	23	2

							$62	$54

42	PIMCO Funds	See Accompanying Notes

(Unaudited) September 30, 2009

Transactions in written call and put options for the period ended September 30, 2009:

	# of Contracts	Notional Amount	Premium
Balance at 03/31/2009	5	$1,600	$12
Sales	86	10,100	88
Closing Buys	(81)	(600)	(25)
Expirations	(8)	(1,000)	(12)
Exercised	0	0	0

Balance at 09/30/2009	2	$10,100	$63

(g)	Short sales outstanding on September 30, 2009:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Market Value
Fannie Mae	5.500%	11/01/2039	$1,100	$1,142	$1,147

(h)	Foreign currency contracts outstanding on September 30, 2009:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	AUD	146	11/2009	RBS	$2	$0	$2
Buy	BRL	708	10/2009	CITI	54	0	54
Sell		708	10/2009	DUB	0	(24)	(24)
Buy		708	02/2010	DUB	24	0	24
Buy		446	02/2010	HSBC	5	0	5
Buy	CAD	65	10/2009	CITI	1	0	1
Buy	CNY	345	03/2010	JPM	0	(1)	(1)
Buy		122	08/2010	HSBC	0	0	0
Buy		5,094	08/2010	JPM	0	(9)	(9)
Buy		231	08/2010	MSC	0	0	0
Sell	EUR	87	10/2009	BCLY	0	(3)	(3)
Sell		104	10/2009	BNP	0	(3)	(3)
Buy		427	10/2009	RBS	0	(7)	(7)
Sell	GBP	521	10/2009	BNP	38	0	38
Buy		515	10/2009	CSFB	0	(31)	(31)
Sell		88	10/2009	HSBC	0	0	0
Buy	IDR	1,182,775	01/2010	BCLY	0	(1)	(1)
Sell	JPY	3,103	10/2009	RBC	0	(1)	(1)
Buy		32,706	10/2009	RBS	5	0	5
Buy	KRW	7,428	11/2009	DUB	0	0	0
Buy		298,611	11/2009	JPM	4	0	4
Buy		7,420	11/2009	MSC	0	0	0
Buy	MXN	1,629	11/2009	CITI	0	(1)	(1)
Buy		1,630	11/2009	HSBC	0	(1)	(1)
Buy	MYR	42	11/2009	BCLY	0	0	0
Buy		21	11/2009	BOA	0	0	0
Buy		21	11/2009	RBS	0	0	0
Buy	SGD	17	11/2009	DUB	0	0	0
Buy		17	11/2009	HSBC	0	0	0
Buy		171	11/2009	UBS	0	0	0
Buy	TWD	392	11/2009	GSC	0	0	0
Buy		393	11/2009	HSBC	0	0	0

					$133	$(82)	$51

(i)	Fair Value Measurements +

The following is a summary of the fair valuations according to the inputs used as of September 30, 2009 in valuing the Fund’s assets and liabilities:

Category ++	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 09/30/2009
Corporate Bonds & Notes	$0	$18,654	$0	$18,654
U.S. Government Agencies	0	13,624	0	13,624
U.S. Treasury Obligations	0	14,643	0	14,643
Mortgage-Backed Securities	0	3,656	0	3,656
Short-Term Instruments	7,815	179	0	7,994
Other Investments +++	0	5,208	0	5,208

Investments, at value	$7,815	$55,964	$0	$63,779

Short Sales, at value	$0	$(1,147)	$0	$(1,147)

Financial Derivative Instruments ++++	$451	$2,467	$0	$2,918

Total	$8,266	$57,284	$0	$65,550

See Accompanying Notes	Semiannual Report	September 30, 2009	43

Schedule of Investments  International StocksPLUS® TR Strategy Fund (Unhedged)  (Cont.)

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ending September 30, 2009:

Category ++	Beginning Balance at 03/31/2009	Net Purchases/ (Sales)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)	Net Transfers In/ (Out) of Level 3	Ending Balance at 09/30/2009	Net Change in Unrealized Appreciation/ (Depreciation) on investments held at 09/30/2009
Other Investments +++	$0	$0	$0	$0	$0	$0	$0	$0

Financial Derivative Instruments ++++	$9	$0	$0	$0	$1	$(10)	$0	$0

Total	$9	$0	$0	$0	$1	$(10)	$0	$0

+	See note 2 in the Notes to Financial Statements for additional information.
++	Refer to the Schedule of Investments for additional information.
+++	Sum of all other categories each of which individually has an aggregate market value of less than 5% of net assets.
++++	Financial derivative instruments may include open futures contracts, swap contracts, written options, and foreign currency contracts.

(j)	Fair Value of Derivative Instruments ^

The following is a summary of the fair valuations of the Fund’s derivative instruments categorized by risk exposure:

Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of September 30, 2009:

	Derivatives not accounted for as hedging instruments
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Other Contracts	Total
Assets:
Variation margin receivable ^^	$452	$0	$0	$0	$0	$452
Unrealized appreciation on foreign currency contracts	0	133	0	0	0	133
Unrealized appreciation on swap agreements	489	0	34	2,003	0	2,526

	$941	$133	$34	$2,003	$0	$3,111

Liabilities:
Written options outstanding	$55	$0	$0	$0	$0	$55
Variation margin payable ^^	(1)	0	0	0	0	(1)
Unrealized depreciation on foreign currency contracts	0	82	0	0	0	82
Unrealized depreciation on swap agreements	21	0	30	4	0	55

	$75	$82	$30	$4	$0	$191

The Effect of Derivative Instruments on the Statement of Operations for the Six Months Ended September 30, 2009:

	Derivatives not accounted for as hedging instruments
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result from Operations:
Net realized gain on investments (purchased options)	$48	$0	$0	$0	$0	$48
Net realized gain (loss) on futures contracts, written options and swaps	1,252	0	(895)	20,273	0	20,630
Net realized (loss) on foreign currency transactions	0	(302)	0	0	0	(302)

	$1,300	$(302)	$(895)	$20,273	$0	$20,376

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result from Operations:
Net change in unrealized (depreciation) on investments (purchased options)	$(169)	$0	$0	$0	$0	$(169)
Net change in unrealized appreciation (depreciation) on futures contracts, written options and swaps	(5)	0	1,078	(938)	0	135
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	0	280	0	0	0	280

	$(174)	$280	$1,078	$(938)	$0	$246

^	See note 2 in the Notes to Financial Statements for additional information.
^^	The Fair Values of Derivative Instruments may include cumulative appreciation/depreciation of futures contracts as reported in the Notes to Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

44	PIMCO Funds	See Accompanying Notes

Schedule of Investments International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged)	(Unaudited) September 30, 2009

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
BANK LOAN OBLIGATIONS 1.5%

Daimler Finance North America LLC
4.250% due 08/03/2012	$1,960	$1,890

Georgia-Pacific Corp.
2.339% due 12/20/2012	390	376
2.464% due 12/20/2012	123	119
3.552% due 12/23/2014	671	670
3.589% due 12/23/2014	177	177
3.714% due 12/23/2014	269	268

Total Bank Loan Obligations (Cost $3,523)		3,500

CORPORATE BONDS & NOTES 20.5%

BANKING & FINANCE 14.3%

American Express Co.
6.150% due 08/28/2017	1,200	1,263

American Express Credit Corp.
1.646% due 05/27/2010	1,600	1,604

American International Group, Inc.
4.950% due 03/20/2012	700	630
5.850% due 01/16/2018	3,000	2,175
8.250% due 08/15/2018	5,900	5,021

Bank of America Corp.
5.650% due 05/01/2018	400	396

Barclays Bank PLC
6.050% due 12/04/2017	1,600	1,613
7.434% due 09/29/2049	600	534
10.179% due 06/12/2021	1,040	1,369

Capital One Financial Corp.
6.750% due 09/15/2017	1,600	1,700

General Electric Capital Corp.
6.375% due 11/15/2067	200	166

Goldman Sachs Group, Inc.
0.739% due 03/22/2016	400	378

Lehman Brothers Holdings, Inc.
6.750% due 12/28/2017 (a)	1,800	0
6.875% due 05/02/2018 (a)	200	36

Merrill Lynch & Co., Inc.
0.692% due 02/05/2010	1,700	1,701
0.704% due 07/25/2011	700	682
0.969% due 01/15/2015	5,000	4,507
6.050% due 08/15/2012	400	427
6.875% due 04/25/2018	1,300	1,369

Principal Life Income Funding Trusts
5.300% due 04/24/2013	200	205

Royal Bank of Scotland Group PLC
7.640% due 03/29/2049	1,900	932

Santander Perpetual S.A. Unipersonal
6.671% due 10/29/2049	1,100	969

UBS AG
1.212% due 06/19/2010	2,000	1,979
5.875% due 12/20/2017	2,600	2,666

Wachovia Mortgage FSB
0.389% due 03/22/2011	1,100	1,095

		33,417

INDUSTRIALS 5.3%

Altria Group, Inc.
9.250% due 08/06/2019	1,800	2,203

Gaz Capital S.A.
8.146% due 04/11/2018	700	743

Goodrich Corp.
6.290% due 07/01/2016	2,100	2,287

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Loews Corp.
5.250% due 03/15/2016	$2,800	$2,840

Nabors Industries, Inc.
6.150% due 02/15/2018	2,000	2,008

Reynolds American, Inc.
7.250% due 06/01/2013	2,000	2,179

		12,260

UTILITIES 0.9%

Embarq Corp.
6.738% due 06/01/2013	2,000	2,171

Total Corporate Bonds & Notes (Cost $50,026)		47,848

MUNICIPAL BONDS & NOTES 0.4%

California State Palomar Community College District General Obligation Bonds, (FSA Insured), Series 2007
4.750% due 05/01/2032	100	102

Ohio State Buckeye Tobacco Settlement Financing Authority Revenue Bonds, Series 2007
5.875% due 06/01/2047	700	569

Texas State General Obligation Bonds, Series 2005
4.750% due 04/01/2035	200	205

Total Municipal Bonds & Notes (Cost $971)		876

U.S. GOVERNMENT AGENCIES 45.1%

Fannie Mae
0.366% due 03/25/2034	21	20
0.376% due 03/25/2036	1,820	1,604
0.422% due 08/05/2010	21	21
0.496% due 06/25/2044	25	25
0.596% due 09/25/2042	512	477
1.625% due 11/25/2023	184	182
1.781% due 04/25/2024	152	153
2.314% due 08/01/2035	576	574
2.761% due 07/01/2032	25	25
3.440% due 11/01/2034	613	623
3.572% due 08/01/2036	885	910
3.785% due 08/01/2010	354	358
3.815% due 03/01/2036	1,734	1,795
3.851% due 09/01/2031	2	2
4.256% due 10/01/2035	498	506
4.317% due 09/01/2035	817	832
4.318% due 02/01/2035	272	282
4.342% due 10/01/2035	418	430
4.500% due 06/01/2010 - 10/01/2039	3,314	3,366
4.634% due 07/01/2035	1,162	1,202
4.837% due 02/01/2034	481	501
4.879% due 10/01/2035	476	493
5.000% due 07/25/2019 - 02/01/2036	25,394	26,342
5.500% due 01/01/2021 - 10/01/2039	33,868	35,609
6.000% due 09/01/2017 - 09/01/2037	1,637	1,730
6.500% due 11/01/2036	2,120	2,270
7.500% due 12/01/2014	92	96

Freddie Mac
0.443% due 10/15/2020	521	513
2.251% due 10/25/2044	157	153
2.451% due 07/25/2044	759	746
4.000% due 11/01/2013	2,507	2,577
5.000% due 01/01/2037	343	355
5.288% due 09/01/2035	176	184
5.500% due 03/15/2017 - 08/15/2030	140	146

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Ginnie Mae
0.641% due 03/16/2032	$32	$31
4.125% due 11/20/2024	82	84
5.500% due 09/15/2035	176	185
6.000% due 05/15/2038 - 10/01/2039	8,916	9,415
6.500% due 04/15/2031 - 11/15/2038	1,250	1,335

Overseas Private Investment Corp.
5.660% due 06/10/2018	6,000	6,254

Small Business Administration
5.680% due 06/01/2028	2,341	2,579

Total U.S. Government Agencies (Cost $100,564)		104,985

U.S. TREASURY OBLIGATIONS 30.1%

Treasury Inflation Protected Securities (c)
2.000% due 07/15/2014	1,601	1,666
2.125% due 01/15/2019	301	316
2.500% due 01/15/2029	4,518	4,868

U.S. Treasury Bonds
4.250% due 05/15/2039 (e)	5,100	5,279
4.500% due 08/15/2039	2,300	2,481
7.875% due 02/15/2021	4,800	6,696
8.125% due 05/15/2021	1,000	1,421

U.S. Treasury Notes
1.000% due 09/30/2011	1,500	1,502
2.375% due 08/31/2014	1,900	1,908
2.375% due 09/30/2014	17,200	17,254
2.625% due 07/31/2014	200	203
3.000% due 08/31/2016	2,000	2,013
3.250% due 07/31/2016 (e)	19,300	19,763
3.500% due 02/15/2018	4,200	4,292
3.875% due 05/15/2018	400	420

Total U.S. Treasury Obligations (Cost $69,415)		70,082

MORTGAGE-BACKED SECURITIES 12.2%

American Home Mortgage Assets
0.436% due 05/25/2046	1,944	934
0.456% due 10/25/2046	726	328

Banc of America Commercial Mortgage, Inc.
5.451% due 01/15/2049	690	612

Banc of America Funding Corp.
6.093% due 01/20/2047	148	97

Banc of America Mortgage Securities, Inc.
0.696% due 01/25/2034	89	83

Bear Stearns Adjustable Rate Mortgage Trust
4.550% due 08/25/2035	434	381
4.617% due 10/25/2035	212	209
5.440% due 05/25/2047	1,971	1,295

Bear Stearns Alt-A Trust
5.285% due 08/25/2036	900	382
5.355% due 05/25/2035	383	258
5.490% due 09/25/2035	455	289

Bear Stearns Structured Products, Inc.
5.636% due 01/26/2036	447	255

Citigroup Commercial Mortgage Trust
5.888% due 12/10/2049	274	239

Citigroup Mortgage Loan Trust, Inc.
4.248% due 08/25/2035	523	429
4.700% due 12/25/2035	1,207	1,033
5.985% due 09/25/2037	1,906	1,185

Citigroup/Deutsche Bank Commercial Mortgage Trust
5.617% due 10/15/2048	950	879
5.886% due 11/15/2044	500	468

See Accompanying Notes	Semiannual Report	September 30, 2009	45

Schedule of Investments  International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged)  (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Countrywide Alternative Loan Trust
0.441% due 12/20/2046	$1,993	$979
0.456% due 11/20/2035	11	10
0.456% due 03/20/2046	1,411	700
0.456% due 07/20/2046	1,952	822
4.500% due 06/25/2035	24	24
5.239% due 06/25/2037	2,467	1,223

Countrywide Home Loan Mortgage Pass-Through Trust
0.536% due 04/25/2035	284	153
0.566% due 03/25/2035	216	119

Credit Suisse Mortgage Capital Certificates
5.467% due 09/15/2039	500	426

CS First Boston Mortgage Securities Corp.
3.735% due 06/25/2033	215	184

Downey Savings & Loan Association Mortgage Loan Trust
0.506% due 08/19/2045	1,116	589
3.059% due 07/19/2044	97	65

First Horizon Alternative Mortgage Securities
3.149% due 03/25/2035	211	146

First Horizon Asset Securities, Inc.
5.366% due 08/25/2035	93	77

First Republic Mortgage Loan Trust
0.593% due 11/15/2031	98	82

Greenpoint Mortgage Funding Trust
0.426% due 01/25/2037	1,701	846

GSR Mortgage Loan Trust
4.116% due 09/25/2035	377	349

GSRPM Mortgage Loan Trust
0.946% due 01/25/2032	11	7

Harborview Mortgage Loan Trust
0.486% due 03/19/2036	1,224	576

Homebanc Mortgage Trust
5.858% due 04/25/2037	900	499

Indymac Index Mortgage Loan Trust
0.546% due 06/25/2037	646	260
4.944% due 12/25/2034	59	36

JPMorgan Chase Commercial Mortgage Securities Corp.
5.440% due 06/12/2047	210	181

JPMorgan Mortgage Trust
5.012% due 02/25/2035	339	324

LB-UBS Commercial Mortgage Trust
5.430% due 02/15/2040	900	733

Merrill Lynch Countrywide Commercial Mortgage Trust
5.700% due 09/12/2049	400	317

Merrill Lynch Mortgage Investors, Inc.
0.456% due 02/25/2036	232	134

MLCC Mortgage Investors, Inc.
0.496% due 11/25/2035	53	38
1.246% due 10/25/2035	76	67

Morgan Stanley Capital I
0.304% due 10/15/2020	1,001	767
6.076% due 06/11/2049	100	88

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Residential Accredit Loans, Inc.
0.456% due 04/25/2046		$1,708	$808
0.646% due 03/25/2033		119	101

Residential Asset Securitization Trust
0.596% due 10/25/2018		1,570	1,297
0.646% due 05/25/2033		151	130

Structured Adjustable Rate Mortgage Loan Trust
2.451% due 01/25/2035		284	138

Structured Asset Mortgage Investments, Inc.
0.496% due 07/19/2035		325	244
0.526% due 02/25/2036		735	404

WaMu Mortgage Pass-Through Certificates
0.556% due 01/25/2045		198	125
0.566% due 01/25/2045		196	120
1.751% due 03/25/2047		1,020	466
5.392% due 02/25/2037		268	173

Wells Fargo Mortgage-Backed Securities Trust
3.299% due 12/25/2034		446	430
3.597% due 05/25/2035		220	208
3.887% due 07/25/2035		1,480	1,409
4.500% due 11/25/2018		879	884
5.240% due 04/25/2036		1,636	1,345

Total Mortgage-Backed Securities (Cost $36,377)			28,459

ASSET-BACKED SECURITIES 2.1%

Access Group, Inc.
1.804% due 10/27/2025		2,311	2,334

Aurum CLO 2002-1 Ltd.
0.939% due 04/15/2014		1,184	1,099

Bear Stearns Asset-Backed Securities Trust
4.749% due 10/25/2036		1,534	904

Countrywide Asset-Backed Certificates
0.296% due 12/25/2046		43	43

GE-WMC Mortgage Securities LLC
0.286% due 08/25/2036		40	25

GSAMP Trust
0.336% due 11/25/2035		96	13
0.536% due 03/25/2034		12	12

Long Beach Mortgage Loan Trust
0.526% due 10/25/2034		186	142

Structured Asset Securities Corp.
4.900% due 04/25/2035		622	414

Total Asset-Backed Securities (Cost $5,998)			4,986

FOREIGN CURRENCY-DENOMINATED ISSUES 3.0%

Brazil Government International Bond
10.250% due 01/10/2028	BRL	1,400	763

Fortis Bank Nederland Holding NV
1.737% due 06/10/2011	EUR	500	734

General Electric Capital Corp.
6.500% due 09/15/2067	GBP	1,800	2,299

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Lloyds TSB Bank PLC
0.947% due 06/09/2011	EUR	300	$441

SMFG Preferred Capital GBP 2 Ltd.
10.231% due 07/29/2049	GBP	1,600	2,847

Total Foreign Currency-Denominated Issues (Cost $7,913)			7,084

		SHARES
PREFERRED STOCKS 0.0%

Fannie Mae
8.250% due 12/31/2049		13,000	21

Total Preferred Stocks (Cost $325)			21

EXCHANGE-TRADED FUNDS 4.1%

iShares MSCI EAFE
Index Fund		172,236	9,421

Total Exchange-Traded Funds (Cost $10,077)			9,421

		PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 9.1%

REPURCHASE AGREEMENTS 0.3%

State Street Bank and Trust Co.
0.010% due 10/01/2009		$739	739

(Dated 09/30/2009. Collateralized by U.S. Treasury Bills 0.000% due 12/10/2009 valued at $755. Repurchase proceeds are $739.)

U.S. TREASURY BILLS 2.3%
0.211% due 02/25/2010 - 03/25/2010 (b)(e)(f)(h)		5,310	5,307

		SHARES
SHORT-TERM FLOATING NAV PORTFOLIO (d) 6.5%
		1,514,935	15,169

Total Short-Term Instruments (Cost $21,214)			21,215

PURCHASED OPTIONS (j) 0.0%
(Cost $4)			0

Total Investments 128.1% (Cost $306,407)			$298,477

Written Options (k) (0.0%) (Premiums $8)			0

Other Assets and Liabilities (Net) (28.1%)			(65,448)

Net Assets 100.0%			$233,029

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Security is in default.
(b)	Coupon represents a weighted average rate.
(c)	Principal amount of security is adjusted for inflation.
(d)	Affiliated to the Fund.
(e)	Securities with an aggregate market value of $4,385 have been pledged as collateral for swap and swaption contracts on September 30, 2009.

46	PIMCO Funds	See Accompanying Notes

(Unaudited) September 30, 2009

(f)	Securities with an aggregate market value of $839 have been pledged as collateral for delayed-delivery mortgage-backed securities on September 30, 2009.
(g)	The average amount of borrowings while outstanding during the period ended September 30, 2009 was $207,158 at a weighted average interest rate of 0.377%. On September 30, 2009, there were no open reverse repurchase agreements.
(h)	Securities with an aggregate market value of $360 and cash of $567 have been pledged as collateral for the following open futures contracts on September 30, 2009:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation
90-Day Euribor June Futures	Long	06/2010	62	$118
90-Day Eurodollar March Futures	Long	03/2010	71	499
U.S. Treasury 2-Year Note December Futures	Long	12/2009	19	1
U.S. Treasury 5-Year Note December Futures	Long	12/2009	180	303
United Kingdom 90-Day LIBOR Sterling Interest Rate June Futures	Long	06/2010	130	188
United Kingdom 90-Day LIBOR Sterling Interest Rate September Futures	Long	09/2010	69	102

				$1,211

(i)	Swap agreements outstanding on September 30, 2009:

Credit Default Swaps on Corporate, Sovereign, and U.S. Municipal Issues - Buy Protection (1)
Reference Entity	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at September 30, 2009 (3)	Notional Amount (4)		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Embarq Corp.	BCLY	(1.000%	)	06/20/2013	0.493%		$300	$(6)	$(6)	$0
Embarq Corp.	BOA	(1.370%	)	03/20/2014	0.544%		100	(4)	0	(4)
Embarq Corp.	DUB	(1.250%	)	03/20/2014	0.544%		300	(9)	0	(9)
Embarq Corp.	DUB	(1.270%	)	03/20/2014	0.544%		600	(19)	0	(19)
Embarq Corp.	DUB	(1.425%	)	03/20/2014	0.544%		500	(19)	0	(19)
Embarq Corp.	MSC	(1.300%	)	03/20/2014	0.544%		200	(6)	0	(6)
Goodrich Corp.	DUB	(0.510%	)	09/20/2016	0.430%		2,100	(11)	0	(11)
JPMorgan Chase & Co.	DUB	(2.750%	)	03/20/2014	1.147%		1,000	(68)	0	(68)
Loews Corp.	JPM	(0.280%	)	03/20/2016	0.494%		2,300	29	0	29
Nabors Industries, Inc.	CITI	(1.050%	)	03/20/2018	1.096%		2,000	6	0	6
Reynolds American, Inc.	BCLY	(1.200%	)	06/20/2013	1.680%		2,000	33	0	33
UBS AG	BCLY	(1.900%	)	12/20/2013	0.887%	EUR	900	(54)	0	(54)
UBS AG	BCLY	(2.200%	)	03/20/2014	0.904%		1,000	(81)	0	(81)
UBS AG	DUB	(2.200%	)	03/20/2014	0.904%		600	(49)	0	(49)

								$(258)	$(6)	$(252)

Credit Default Swaps on Corporate, Sovereign, and U.S. Municipal Issues - Sell Protection (2)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at September 30, 2009 (3)	Notional Amount (4)	Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation
General Electric Capital Corp.	DUB	5.000%	06/20/2010	1.424%	$2,800	$76	$(98)	$174

Credit Default Swaps on Credit Indices - Buy Protection (1)
Index/Tranches	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Notional Amount (4)	Market Value (5)	Upfront Premiums Paid/(Received)	Unrealized Appreciation
CDX.IG-5 7-Year Index 10-15%	MSC	(0.142%	)	12/20/2012	$7,800	$362	$0	$362
CDX.IG-9 10-Year Index	BCLY	(0.800%	)	12/20/2017	1,366	54	18	36
CDX.IG-9 10-Year Index	GSC	(0.800%	)	12/20/2017	3,026	120	51	69
CDX.IG-9 10-Year Index	MSC	(0.800%	)	12/20/2017	2,050	81	50	31
CDX.IG-9 10-Year Index	RBS	(0.800%	)	12/20/2017	878	35	13	22

						$652	$132	$520

Credit Default Swaps on Credit Indices - Sell Protection (2)
Index/Tranches	Counterparty	Fixed Deal Receive Rate	Maturity Date	Notional Amount (4)	Market Value (5)	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
ABX.HE AAA 06-2 Index	GSC	0.110%	05/25/2046	$995	$(578)	$(323)	$(255)
CDX.IG-5 10-Year Index 10-15%	MSC	0.463%	12/20/2015	5,600	(741)	0	(741)
CDX.IG-7 10-Year Index	GSC	0.650%	12/20/2016	2,527	(105)	(202)	97

					$(1,424)	$(525)	$(899)

(1)	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities compromising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities compromising the referenced index.
(2)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities compromising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities compromising the referenced index.

See Accompanying Notes	Semiannual Report	September 30, 2009	47

Schedule of Investments  International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged)  (Cont.)

(3)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, U.S. municipal issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
(4)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(5)	The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation
Pay	1-Year BRL-CDI	12.670%	01/04/2010	MLP	BRL	2,600	$40	$0	$40
Pay	6-Month EUR-LIBOR	4.750%	03/17/2030	JPM	EUR	5,500	(17)	(33)	16

							$23	$(33)	$56

Total Return Swaps on Indices

Pay/Receive Total Return on Reference Index	Index	# of Shares or Units	Floating Rate (6)	Notional Amount	Maturity Date	Counterparty	Unrealized Appreciation/ (Depreciation)
Pay	iShares MSCI EAFE Index	1,757,497	1-Month USD-LIBOR less 2.500%	$92,585	09/30/2009	CSFB	$(3,533)
Receive	iShares MSCI EAFE Index	1,757,497	1-Month USD-LIBOR less 2.500%	92,585	09/30/2009	CSFB	3,534
Receive	iShares MSCI EAFE Index	1,103,416	1-Month USD-LIBOR plus 2.500%	58,128	12/30/2009	CSFB	2,216
Receive	iShares MSCI EAFE Index	1,078,049	1-Month USD-LIBOR plus 0.050%	56,791	12/30/2009	DUB	2,164
Pay	iShares MSCI EAFE Index	139,152	1-Month USD-LIBOR plus 0.210%	7,617	04/15/2010	MLP	(29)
Receive	iShares MSCI EAFE Index	332,747	1-Month USD-LIBOR plus 0.210%	18,211	04/15/2010	MLP	(13)

							$4,339

(6)	Floating rate is based upon predetermined notional amounts, which may be a multiple of the number of shares or units disclosed.

(j)	Purchased options outstanding on September 30, 2009:

Options on Securities
Description	Strike Price	Expiration Date	Notional Amount	Cost	Market Value
Put - OTC Ginnie Mae 6.500% due 10/01/2039	$97.125	10/14/2009	$34,000	$4	$0

(k)	Written options outstanding on September 30, 2009:

Options on Exchange-Traded Futures Contracts
Description	Exercise Price	Expiration Date	# of Contracts	Premium	Market Value
Put - CME 90-Day Eurodollar December Futures	$98.625	12/14/2009	24	$8	$0

Transactions in written call and put options for the period ended September 30, 2009:

	# of Contracts	Notional Amount	Premium
Balance at 03/31/2009	66	$22,200	$198
Sales	67	14,600	50
Closing Buys	0	(6,900)	(24)
Expirations	(109)	(29,900)	(216)
Exercised	0	0	0

Balance at 09/30/2009	24	$0	$8

48	PIMCO Funds	See Accompanying Notes

(Unaudited) September 30, 2009

(l)	Short sales outstanding on September 30, 2009:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Market Value
Fannie Mae	4.000%	10/01/2039	$37,000	$36,353	$36,641
Fannie Mae	5.000%	10/01/2024	300	312	315
Fannie Mae	5.000%	10/01/2039	7,000	7,149	7,235
Fannie Mae	5.000%	11/01/2039	9,300	9,564	9,572
Fannie Mae	5.500%	10/01/2024	4,800	5,056	5,077
Fannie Mae	5.500%	11/01/2039	31,900	33,101	33,261
Fannie Mae	5.500%	10/01/2039	4,000	4,219	4,219
Fannie Mae	6.000%	11/01/2039	30,000	31,495	31,551
Fannie Mae	6.500%	11/01/2039	2,100	2,234	2,235
Freddie Mac	5.500%	10/01/2039	6,200	6,442	6,490
Ginnie Mae	5.500%	10/01/2039	680	708	714
Ginnie Mae	5.500%	11/01/2039	1,970	2,061	2,061
Ginnie Mae	6.000%	10/01/2039	8,000	8,451	8,446

				$147,145	$147,817

(m)	Foreign currency contracts outstanding on September 30, 2009:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	AUD	865	10/2009	CITI	$12	$0	$12
Sell		21,564	10/2009	JPM	0	(211)	(211)
Sell		21,564	10/2009	RBS	0	(1,068)	(1,068)
Buy		260	11/2009	DUB	0	0	0
Sell		586	11/2009	HSBC	0	(6)	(6)
Sell	CAD	48	10/2009	CITI	0	0	0
Buy	CHF	180	10/2009	JPM	1	0	1
Sell		2,704	10/2009	JPM	5	(77)	(72)
Sell		16,208	10/2009	RBC	0	(635)	(635)
Buy		310	12/2009	DUB	0	0	0
Sell		18,732	12/2009	HSBC	87	0	87
Buy	CLP	8,500	11/2009	CITI	1	0	1
Buy	CNY	3,551	03/2010	DUB	0	(7)	(7)
Buy		9,490	06/2010	BCLY	0	(15)	(15)
Buy		3,587	06/2010	CITI	0	(5)	(5)
Buy		2,508	06/2010	DUB	0	(4)	(4)
Buy		4,821	06/2010	HSBC	0	(5)	(5)
Buy		3,460	06/2010	JPM	0	(7)	(7)
Buy		3,318	06/2011	HSBC	0	(14)	(14)
Buy	DKK	12,864	10/2009	JPM	85	0	85
Sell		23,032	10/2009	RBS	0	(196)	(196)
Sell		10,168	12/2009	HSBC	0	0	0
Sell	EUR	25,697	10/2009	BCLY	0	(793)	(793)
Sell		30,730	10/2009	BNP	0	(963)	(963)
Sell		351	10/2009	BOA	5	0	5
Buy		1,130	10/2009	DUB	2	0	2
Buy		1,713	10/2009	JPM	5	(11)	(6)
Sell		354	10/2009	JPM	5	0	5
Sell	GBP	33,970	10/2009	BNP	2,441	0	2,441
Buy		620	10/2009	DUB	0	(1)	(1)
Sell		88	10/2009	HSBC	4	0	4
Sell	HKD	13,797	12/2009	DUB	0	0	0
Sell		17,340	12/2009	JPM	1	0	1
Sell		12,414	12/2009	MSC	1	0	1
Sell	JPY	4,861,028	10/2009	BNP	0	(1,619)	(1,619)
Buy		80,000	10/2009	DUB	0	(2)	(2)
Sell		373,295	10/2009	DUB	0	(168)	(168)
Sell		24,128	10/2009	HSBC	0	(5)	(5)
Buy		264,685	10/2009	JPM	55	0	55
Buy	MXN	20,419	11/2009	CITI	131	0	131
Buy		316	11/2009	DUB	0	0	0
Buy		356	11/2009	HSBC	0	0	0
Buy		134	11/2009	JPM	0	0	0
Sell		21,047	11/2009	JPM	0	(79)	(79)
Buy	MYR	6	11/2009	BCLY	0	0	0
Buy		3	11/2009	DUB	0	0	0
Buy		7	11/2009	JPM	0	0	0
Buy		1	02/2010	CITI	0	0	0
Sell	NOK	1,892	10/2009	JPM	0	(24)	(24)
Sell		7,027	10/2009	RBS	0	(127)	(127)
Sell		8,919	12/2009	HSBC	0	(12)	(12)

See Accompanying Notes	Semiannual Report	September 30, 2009	49

Schedule of Investments  International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged)  (Cont.)

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Sell	NZD	395	10/2009	RBS	$0	$(15)	$(15)
Buy	SEK	4,950	10/2009	JPM	34	0	34
Sell		3,150	10/2009	JPM	8	0	8
Sell		44,053	10/2009	RBS	0	(615)	(615)
Sell		42,253	12/2009	HSBC	4	0	4
Sell	SGD	336	11/2009	CITI	0	(6)	(6)
Sell		4,115	11/2009	HSBC	0	(65)	(65)

					$2,887	$(6,755)	$(3,868)

(n)	Fair Value Measurements +

The following is a summary of the fair valuations according to the inputs used as of September 30, 2009 in valuing the Fund’s assets and liabilities:

Category ++	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 09/30/2009
Corporate Bonds & Notes	$0	$47,848	$0	$47,848
U.S. Government Agencies	0	104,985	0	104,985
U.S. Treasury Obligations	0	70,082	0	70,082
Mortgage-Backed Securities	0	28,459	0	28,459
Short-Term Instruments	15,169	6,046	0	21,215
Other Investments +++	9,442	15,347	1,099	25,888

Investments, at value	$24,611	$272,767	$1,099	$298,477

Short Sales, at value	$0	$(147,817)	$0	$(147,817)

Financial Derivative Instruments ++++	$1,211	$70	$0	$1,281

Total	$25,822	$125,020	$1,099	$151,941

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ending September 30, 2009:

Category ++	Beginning Balance at 03/31/2009	Net Purchases/ (Sales)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)	Net Transfers In/ (Out) of Level 3	Ending Balance at 09/30/2009	Net Change in Unrealized Appreciation/ (Depreciation) on investments held at 09/30/2009
Other Investments +++	$1,172	$(157)	$0	$0	$84	$0	$1,099	$64

Financial Derivative Instruments ++++	$108	$0	$0	$0	$(68)	$(40)	$0	$0

Total	$1,280	$(157)	$0	$0	$16	$(40)	$1,099	$64

+	See note 2 in the Notes to Financial Statements for additional information.
++	Refer to the Schedule of Investments for additional information.
+++	Sum of all other categories each of which individually has an aggregate market value of less than 5% of net assets.
++++	Financial derivative instruments may include open futures contracts, swap contracts, written options, and foreign currency contracts.

(o)	Fair Value of Derivative Instruments ^

The following is a summary of the fair valuations of the Fund’s derivative instruments categorized by risk exposure:

Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of September 30, 2009:

	Derivatives not accounted for as hedging instruments
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Other Contracts	Total
Assets:
Variation margin receivable ^^	$1,211	$0	$0	$0	$0	$1,211
Unrealized appreciation on foreign currency contracts	0	2,887	0	0	0	2,887
Unrealized appreciation on swap agreements	55	0	860	7,914	0	8,829

	$1,266	$2,887	$860	$7,914	$0	$12,927

Liabilities:
Unrealized depreciation on foreign currency contracts	$0	$6,755	$0	$0	$0	$6,755
Unrealized depreciation on swap agreements	0	0	1,316	3,575	0	4,891

	$0	$6,755	$1,316	$3,575	$0	$11,646

50	PIMCO Funds	See Accompanying Notes

(Unaudited) September 30, 2009

The Effect of Derivative Instruments on the Statement of Operations for the Six Months Ended September 30, 2009:

	Derivatives not accounted for as hedging instruments
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result from Operations:
Net realized gain (loss) on investments (purchased options)	$(28)	$708	$0	$0	$0	$680
Net realized gain (loss) on futures contracts, written options and swaps	(6,949)	0	1,822	96,620	0	91,493
Net realized (loss) on foreign currency transactions	0	(27,415)	0	0	0	(27,415)

	$(6,977)	$(26,707)	$1,822	$96,620	$0	$64,758

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result from Operations:
Net change in unrealized appreciation (depreciation) on investments (purchased options)	$13	$(848)	$0	$0	$0	$(835)
Net change in unrealized appreciation (depreciation) on futures contracts, written options and swaps	14,355	0	(7,647)	(11,433)	0	(4,725)
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	0	2,468	0	0	0	2,468

	$14,368	$1,620	$(7,647)	$(11,433)	$0	$(3,092)

^	See note 2 in the Notes to Financial Statements for additional information.
^^	The Fair Values of Derivative Instruments may include cumulative appreciation/depreciation of futures contracts as reported in the Notes to Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

See Accompanying Notes	Semiannual Report	September 30, 2009	51

Schedule of Investments  RealEstateRealReturn Strategy Fund

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CORPORATE BONDS & NOTES 18.8%

BANKING & FINANCE 18.6%

American Express Credit Corp.
5.875% due 05/02/2013	$300	$319

American Honda Finance Corp.
1.042% due 06/20/2011	1,000	970

American International Group, Inc.
5.850% due 01/16/2018	200	145
8.175% due 05/15/2058	1,100	668
8.250% due 08/15/2018	1,000	851

Bank of Scotland PLC
0.374% due 12/08/2010	2,500	2,443

Barclays Bank PLC
6.050% due 12/04/2017	300	302
7.434% due 09/29/2049	100	89

Bear Stearns Cos. LLC
0.718% due 01/31/2011	2,380	2,378

Caterpillar Financial Services Corp.
1.033% due 06/24/2011	1,000	1,007

Commonwealth Bank of Australia
0.573% due 09/17/2014	3,500	3,493

Dexia Credit Local
0.939% due 09/23/2011	300	303

GATX Financial Corp.
5.800% due 03/01/2016	1,000	893

HBOS PLC
6.750% due 05/21/2018	1,000	893

LeasePlan Corp. NV
3.000% due 05/07/2012	400	410

Lehman Brothers Holdings, Inc.
6.200% due 09/26/2014 (a)	100	18
6.875% due 05/02/2018 (a)	900	164
7.500% due 05/11/2038 (a)	5,000	1

Merna Reinsurance Ltd.
0.932% due 07/07/2010	300	292

Metropolitan Life Global Funding I
1.035% due 06/25/2010	1,000	1,002

Morgan Stanley
0.760% due 01/18/2011	1,000	991
0.960% due 10/18/2016	1,000	894

National Rural Utilities Cooperative Finance Corp.
1.372% due 07/01/2010	1,000	1,004

Pacific Life Global Funding
5.150% due 04/15/2013	400	419

Pricoa Global Funding I
1.130% due 06/04/2010	1,000	994

Residential Reinsurance 2007 Ltd.
7.611% due 06/07/2010	400	405

Santander Perpetual S.A. Unipersonal
6.671% due 10/29/2049	300	264

Vita Capital III Ltd.
1.717% due 01/01/2012	300	271

Wachovia Bank N.A.
0.418% due 12/02/2010	300	300

Wells Fargo Capital XIII
7.700% due 12/29/2049	700	620

		22,803

INDUSTRIALS 0.2%

Gaz Capital S.A.
7.343% due 04/11/2013	200	213

Total Corporate Bonds & Notes (Cost $29,368)		23,016

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MUNICIPAL BONDS & NOTES 0.1%

West Virginia State Tobacco Settlement Financing Authority Revenue Bonds, Series 2007
7.467% due 06/01/2047	$100	$79

Total Municipal Bonds & Notes (Cost $94)		79

U.S. GOVERNMENT AGENCIES 2.8%

Fannie Mae
2.251% due 09/01/2044 - 10/01/2044	133	132

Freddie Mac
4.500% due 05/15/2017	34	35
6.000% due 12/01/2027	32	34
6.613% due 10/01/2036 (e)	938	992
6.633% due 09/01/2036	802	850
6.701% due 07/01/2036 (e)	807	858

Ginnie Mae
6.000% due 08/15/2034	562	598

Total U.S. Government Agencies (Cost $3,368)		3,499

U.S. TREASURY OBLIGATIONS 96.4%

Treasury Inflation Protected Securities (b)
1.625% due 01/15/2015	2,594	2,645
1.625% due 01/15/2018	2,262	2,286
1.750% due 01/15/2028	3,906	3,753
1.875% due 07/15/2015	12,513	12,943
2.000% due 07/15/2014	8,455	8,796
2.000% due 01/15/2026	7,921	7,919
2.125% due 01/15/2019	3,812	4,006
2.375% due 01/15/2017	320	341
2.375% due 01/15/2025	17,146	17,992
2.500% due 07/15/2016	7,145	7,663
2.500% due 01/15/2029	5,216	5,620
2.625% due 07/15/2017	15,282	16,610
3.500% due 01/15/2011	124	129
3.625% due 04/15/2028 (e)	11,195	13,861
3.875% due 04/15/2029	9,171	11,851

U.S. Treasury Notes
1.125% due 06/30/2011	1,000	1,006
3.000% due 08/31/2016	800	805

Total U.S. Treasury Obligations (Cost $116,126)		118,226

MORTGAGE-BACKED SECURITIES 7.8%

American Home Mortgage Assets
1.821% due 11/25/2046	1,321	534

Banc of America Commercial Mortgage, Inc.
5.492% due 02/10/2051	210	172

BCAP LLC Trust
0.416% due 01/25/2037	547	257

Bear Stearns Adjustable Rate Mortgage Trust
2.216% due 03/25/2035	60	53
2.490% due 08/25/2035	56	49
2.900% due 03/25/2035	173	155
4.550% due 08/25/2035	100	88
4.673% due 01/25/2035	631	555

Citigroup Commercial Mortgage Trust
5.888% due 12/10/2049	91	79

Citigroup Mortgage Loan Trust, Inc.
2.850% due 12/25/2035	44	38
4.248% due 08/25/2035	116	95
4.649% due 03/25/2034	590	551
4.748% due 08/25/2035	63	54

Citigroup/Deutsche Bank Commercial Mortgage Trust
5.886% due 11/15/2044	100	94

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Countrywide Home Loan Mortgage Pass-Through Trust
0.586% due 06/25/2035		$408	$278

Credit Suisse Mortgage Capital Certificates
5.467% due 09/15/2039		200	170

GSR Mortgage Loan Trust
4.116% due 09/25/2035		916	848

JPMorgan Chase Commercial Mortgage Securities Corp.
5.429% due 12/12/2043		210	195

LB-UBS Commercial Mortgage Trust
5.424% due 02/15/2040		210	177

Merrill Lynch Countrywide Commercial Mortgage Trust
5.700% due 09/12/2049		100	79

MLCC Mortgage Investors, Inc.
4.250% due 10/25/2035		375	326

Morgan Stanley Capital I
6.076% due 06/11/2049		330	291

Residential Accredit Loans, Inc.
0.426% due 06/25/2046		606	287
0.496% due 08/25/2037		4,566	2,148

Residential Asset Securitization Trust
0.646% due 01/25/2046		871	406
6.500% due 08/25/2036		1,000	618

Structured Adjustable Rate Mortgage Loan Trust
6.000% due 03/25/2036		1,197	747

Wachovia Bank Commercial Mortgage Trust
5.418% due 01/15/2045		210	192

Total Mortgage-Backed Securities (Cost $11,261)			9,536

FOREIGN CURRENCY-DENOMINATED ISSUES 3.5%

General Electric Capital Corp.
6.500% due 09/15/2067	GBP	300	383

Japan Government CPI Linked Bond
1.400% due 06/10/2018	JPY	368,150	3,828

Royal Bank of Scotland Group PLC
7.092% due 10/29/2049	EUR	100	74

Total Foreign Currency-Denominated Issues (Cost $4,207)			4,285

		SHARES
CONVERTIBLE PREFERRED SECURITIES 0.2%

Wells Fargo & Co.
7.500% due 12/31/2049		300	268

Total Convertible Preferred Securities (Cost $300)			268

		PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 4.2%

CERTIFICATES OF DEPOSIT 1.2%

Barclays Bank PLC
1.109% due 03/22/2011		$1,500	1,499

REPURCHASE AGREEMENTS 0.6%

State Street Bank and Trust Co.
0.010% due 10/01/2009		665	665

(Dated 09/30/2009. Collateralized by U.S. Treasury Bills 0.000% due 12/10/2009 valued at $680. Repurchase proceeds are $665.)

52	PIMCO Funds	See Accompanying Notes

(Unaudited) September 30, 2009

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY BILLS 0.1%
0.260% due 02/25/2010 (e)	$143	$143

	SHARES
SHORT-TERM FLOATING NAV PORTFOLIO (c) 2.3%
	285,306	2,857

Total Short-Term Instruments (Cost $5,165)		5,164

Total Investments 133.8% (Cost $169,889)		$164,073

Written Options (g) (0.1%) (Premiums $422)		(66)

Other Assets and Liabilities (Net) (33.7%)		(41,346)

Net Assets 100.0%		$122,661

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Security is in default.
(b)	Principal amount of security is adjusted for inflation.
(c)	Affiliated to the Fund.
(d)	The average amount of borrowings while outstanding during the period ended September 30, 2009 was $126,966 at a weighted average interest rate of 0.442%. On September 30, 2009, there were no open reverse repurchase agreements.
(e)	Securities with an aggregate market value of $418 and cash of $35 have been pledged as collateral for the following open futures contracts on September 30, 2009:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation
90-Day Euribor December Futures	Long	12/2010	10	$8
90-Day Eurodollar December Futures	Long	12/2009	5	5
90-Day Eurodollar June Futures	Long	06/2010	31	29
90-Day Eurodollar March Futures	Long	03/2010	89	90
United Kingdom 90-Day LIBOR Sterling Interest Rate December Futures	Long	12/2009	8	19
United Kingdom 90-Day LIBOR Sterling Interest Rate June Futures	Long	06/2010	22	25

				$176

(f)	Swap agreements outstanding on September 30, 2009:

Credit Default Swaps on Corporate, Sovereign, and U.S. Municipal Issues - Buy Protection (1)
Reference Entity	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at September 30, 2009 (3)	Notional Amount (4)	Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation
GATX Financial Corp.	CITI	(1.070%	)	03/20/2016	1.558%	$1,000	$27	$0	$27

Credit Default Swaps on Corporate, Sovereign, and U.S. Municipal Issues - Sell Protection (2)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at September 30, 2009 (3)	Notional Amount (4)	Market Value	Upfront Premiums Paid/(Received)	Unrealized (Depreciation)
Ford Motor Credit Co. LLC	JPM	3.850%	09/20/2012	5.348%	$100	$(4)	$0	$(4)

Credit Default Swaps on Credit Indices - Buy Protection (1)
Index/Tranches	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Notional Amount (4)	Market Value (5)	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
CDX.IG-9 5-Year Index	MLP	(0.600%	)	12/20/2012	$6,930	$171	$415	$(244)
CDX.IG-9 10-Year Index	BCLY	(0.800%	)	12/20/2017	878	35	13	22
CDX.IG-9 10-Year Index	BOA	(0.800%	)	12/20/2017	586	23	2	21
CDX.IG-9 10-Year Index	MSC	(0.800%	)	12/20/2017	4,294	170	85	85

						$399	$515	$(116)

(1)	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities compromising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities compromising the referenced index.

See Accompanying Notes	Semiannual Report	September 30, 2009	53

Schedule of Investments  RealEstateRealReturn Strategy Fund  (Cont.)

(2)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.
(3)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, U.S. municipal issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
(4)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(5)	The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Receive	1-Month EUR-CPTFEMU Index	2.275%	10/15/2016	UBS	EUR	500	$6	$0	$6
Pay	1-Month EUR-FRCPXTOB Index	2.090%	10/15/2010	BNP		5,600	325	(10)	335
Pay	1-Month EUR-FRCPXTOB Index	2.103%	10/15/2010	BCLY		1,400	79	(4)	83
Pay	1-Month EUR-FRCPXTOB Index	2.146%	10/15/2010	UBS		1,500	95	0	95
Pay	1-Month EUR-FRCPXTOB Index	2.350%	10/15/2016	UBS		500	(8)	0	(8)
Pay	1-Month EUR-FRCPXTOB Index	2.353%	10/15/2016	JPM		500	(8)	0	(8)
Pay	1-Year BRL-CDI	12.410%	01/04/2010	UBS	BRL	2,000	30	6	24
Pay	1-Year BRL-CDI	10.115%	01/02/2012	MSC		1,700	(43)	(24)	(19)
Pay	1-Year BRL-CDI	10.680%	01/02/2012	BCLY		1,900	(26)	(16)	(10)
Pay	1-Year BRL-CDI	14.765%	01/02/2012	HSBC		1,900	81	13	68
Pay	1-Year BRL-CDI	14.765%	01/02/2012	MLP		1,300	55	2	53
Pay	3-Month USD-LIBOR	4.000%	12/16/2014	JPM		$500	28	4	24

							$614	$(29)	$643

Total Return Swaps on Indices

Pay/Receive Total Return on Reference Index	Index	# of Shares or Units	Floating Rate (6)	Notional Amount	Maturity Date	Counterparty	Unrealized Appreciation/ (Depreciation)
Receive	DWRTT Index	22,298	1-Month USD-LIBOR plus 1.060%	$73,367	11/30/2009	BCLY	$5,115
Pay	DWRTT Index	1,374	1-Month USD-LIBOR less 0.150%	4,521	11/30/2009	JPM	(316)
Receive	DWRTT Index	1,374	1-Month USD-LIBOR less 0.150%	4,521	11/30/2009	JPM	316
Pay	DWRTT Index	515	1-Month USD-LIBOR less 0.050%	1,694	02/26/2010	JPM	(119)
Receive	DWRTT Index	10,331	1-Month USD-LIBOR less 0.050%	33,993	02/26/2010	JPM	2,374
Pay	DWRTT Index	1,776	1-Month USD-LIBOR plus 0.000%	5,843	01/29/2010	MLP	(407)
Receive	DWRTT Index	3,445	1-Month USD-LIBOR plus 0.000%	11,336	01/29/2010	MLP	791

							$7,754

(6)	Floating rate is based upon predetermined notional amounts, which may be a multiple of the number of shares or units disclosed.

(g)	Written options outstanding on September 30, 2009:

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Premium	Market Value
Put - OTC 5-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Pay	3.420%	11/23/2009	$7,200	$166	$11
Put - OTC 5-Year Interest Rate Swap	BNP	3-Month USD-LIBOR	Pay	3.420%	11/23/2009	2,300	65	4
Put - OTC 5-Year Interest Rate Swap	BNP	3-Month USD-LIBOR	Pay	3.750%	11/23/2009	1,800	16	1
Put - OTC 7-Year Interest Rate Swap	CITI	3-Month USD-LIBOR	Pay	4.000%	11/23/2009	3,000	35	4
Put - OTC 7-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	6.000%	08/31/2010	1,000	8	5
Put - OTC 7-Year Interest Rate Swap	GSC	3-Month USD-LIBOR	Pay	5.365%	09/20/2010	1,000	32	8
Call - OTC 10-Year Interest Rate Swap	MLP	3-Month USD-LIBOR	Receive	3.000%	11/23/2009	1,000	6	3
Put - OTC 5-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	3.420%	11/23/2009	1,800	42	3
Put - OTC 7-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	6.000%	08/31/2010	500	4	2
Put - OTC 7-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	5.365%	09/20/2010	3,000	48	25

							$422	$66

54	PIMCO Funds	See Accompanying Notes

(Unaudited) September 30, 2009

Transactions in written call and put options for the period ended September 30, 2009:

	# of Contracts	Notional Amount	Premium
Balance at 03/31/2009	7	$25,400	$426
Sales	160	54,500	681
Closing Buys	(54)	(40,900)	(558)
Expirations	(113)	(16,400)	(127)
Exercised	0	0	0

Balance at 09/30/2009	0	$22,600	$422

(h)	Short sales outstanding on September 30, 2009:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Market Value
Fannie Mae	6.000%	11/01/2039	$100	$105	$105
Ginnie Mae	6.000%	10/01/2039	1,300	1,369	1,373

				$1,474	$1,478

(i)	Foreign currency contracts outstanding on September 30, 2009:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	AUD	78	10/2009	JPM	$1	$0	$1
Buy		78	10/2009	RBS	4	0	4
Sell	BRL	202	10/2009	CITI	0	(16)	(16)
Buy		202	10/2009	JPM	8	0	8
Buy	CNY	802	03/2010	BCLY	0	(1)	(1)
Buy		1,152	03/2010	BOA	0	(1)	(1)
Buy		948	03/2010	CITI	0	(2)	(2)
Buy		1,857	03/2010	DUB	0	(3)	(3)
Buy		912	03/2010	HSBC	0	(1)	(1)
Buy		9	03/2010	JPM	0	0	0
Sell		5,678	03/2010	JPM	7	0	7
Buy		1,289	06/2010	BCLY	0	(1)	(1)
Buy		544	06/2010	CITI	0	0	0
Buy		233	06/2010	DUB	0	0	0
Buy		5,063	06/2010	HSBC	0	(6)	(6)
Sell		1,102	06/2010	JPM	2	0	2
Sell	EUR	211	10/2009	BCLY	0	(7)	(7)
Sell		253	10/2009	BNP	0	(8)	(8)
Buy		42	10/2009	HSBC	0	0	0
Sell	GBP	295	10/2009	BNP	21	0	21
Sell	JPY	236,697	10/2009	BNP	0	(79)	(79)
Sell		8,958	10/2009	CITI	0	0	0
Sell		109,616	10/2009	RBC	0	(31)	(31)
Buy	KRW	119,400	11/2009	BCLY	1	0	1
Buy		118,900	11/2009	CITI	1	0	1
Buy		241,220	02/2010	CITI	4	0	4
Buy		179,310	02/2010	DUB	2	0	2
Buy		178,650	02/2010	JPM	1	0	1
Buy	MXN	6,816	11/2009	CITI	1	0	1
Sell		338	11/2009	CITI	0	(2)	(2)
Buy		338	11/2009	DUB	0	0	0
Buy		2,680	11/2009	HSBC	0	(3)	(3)
Buy	MYR	56	11/2009	BCLY	1	0	1
Buy		29	11/2009	DUB	0	0	0
Buy		77	11/2009	JPM	1	0	1
Buy		5	02/2010	CITI	0	0	0
Buy	PHP	698	11/2009	DUB	0	0	0

					$55	$(161)	$(106)

See Accompanying Notes	Semiannual Report	September 30, 2009	55

Schedule of Investments  RealEstateRealReturn Strategy Fund  (Cont.)

(j)	Fair Value Measurements +

The following is a summary of the fair valuations according to the inputs used as of September 30, 2009 in valuing the Fund’s assets and liabilities:

Category ++	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 09/30/2009
Corporate Bonds & Notes	$0	$22,724	$292	$23,016
U.S. Treasury Obligations	0	118,226	0	118,226
Mortgage-Backed Securities	0	9,536	0	9,536
Other Investments +++	3,125	10,170	0	13,295

Investments, at value	$3,125	$160,656	$292	$164,073

Short Sales, at value	$0	$(1,478)	$0	$(1,478)

Financial Derivative Instruments ++++	$176	$8,132	$0	$8,308

Total	$3,301	$167,310	$292	$170,903

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ending September 30, 2009:

Category ++	Beginning Balance at 03/31/2009	Net Purchases/ (Sales)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)	Net Transfers In/ (Out) of Level 3	Ending Balance at 09/30/2009	Net Change in Unrealized Appreciation/ (Depreciation) on investments held at 09/30/2009
Corporate Bonds & Notes	$0	$0	$1	$0	$15	$276	$292	$15

Financial Derivative Instruments ++++	$501	$0	$0	$0	$2	$(503)	$0	$0

Total	$501	$0	$1	$0	$17	$(227)	$292	$15

+	See note 2 in the Notes to Financial Statements for additional information.
++	Refer to the Schedule of Investments for additional information.
+++	Sum of all other categories each of which individually has an aggregate market value of less than 5% of net assets.
++++	Financial derivative instruments may include open futures contracts, swap contracts, written options, and foreign currency contracts.

(k)	Fair Value of Derivative Instruments ^

The following is a summary of the fair valuations of the Fund’s derivative instruments categorized by risk exposure:

Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of September 30, 2009:

	Derivatives not accounted for as hedging instruments
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Other Contracts	Total
Assets:
Variation margin receivable ^^	$176	$0	$0	$0	$0	$176
Unrealized appreciation on foreign currency contracts	0	55	0	0	0	55
Unrealized appreciation on swap agreements	688	0	155	8,596	0	9,439

	$864	$55	$155	$8,596	$0	$9,670

Liabilities:
Written options outstanding	$66	$0	$0	$0	$0	$66
Unrealized depreciation on foreign currency contracts	0	161	0	0	0	161
Unrealized depreciation on swap agreements	45	0	248	842	0	1,135

	$111	$161	$248	$842	$0	$1,362

56	PIMCO Funds	See Accompanying Notes

(Unaudited) September 30, 2009

The Effect of Derivative Instruments on the Statement of Operations for the Six Months Ended September 30, 2009:

	Derivatives not accounted for as hedging instruments
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result from Operations:
Net realized (loss) on investments (purchased options)	$(8)	$0	$0	$0	$0	$(8)
Net realized gain (loss) on futures contracts, written options and swaps	2,440	0	(1,114)	104,539	0	105,865
Net realized (loss) on foreign currency transactions	0	(1,055)	0	0	0	(1,055)

	$2,432	$(1,055)	$(1,114)	$104,539	$0	$104,802

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result from Operations:
Net change in unrealized appreciation on investments (purchased options)	$7	$0	$0	$0	$0	$7
Net change in unrealized appreciation (depreciation) on futures contracts, written options and swaps	1,286	0	(268)	3,069	0	4,087
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	0	486	0	0	0	486

	$1,293	$486	$(268)	$3,069	$0	$4,580

^	See note 2 in the Notes to Financial Statements for additional information.
^^	The Fair Values of Derivative Instruments may include cumulative appreciation/depreciation of futures contracts as reported in the Notes to Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

See Accompanying Notes	Semiannual Report	September 30, 2009	57

Schedule of Investments  Small Cap StocksPLUS® TR Fund

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CORPORATE BONDS & NOTES 28.9%

BANKING & FINANCE 24.2%

Allstate Corp.
6.125% due 05/15/2067	$200	$164

Allstate Life Global Funding Trusts
5.375% due 04/30/2013	1,000	1,066

American Express Bank FSB
0.324% due 07/13/2010	800	784

American General Finance Corp.
6.900% due 12/15/2017	100	70

American International Group, Inc.
5.850% due 01/16/2018	100	73
8.250% due 08/15/2018	1,800	1,532

ANZ National International Ltd.
6.200% due 07/19/2013	400	438

Bank of America Corp.
0.549% due 02/12/2010	100	100
0.770% due 08/15/2016	400	330
6.500% due 08/01/2016	800	842

Bank of Scotland PLC
4.880% due 04/15/2011	600	608

Barclays Bank PLC
5.450% due 09/12/2012	400	430
6.050% due 12/04/2017	100	101

Bear Stearns Cos. LLC
0.549% due 05/18/2010	200	200
0.650% due 08/15/2011	100	100
7.250% due 02/01/2018	300	343
7.625% due 12/07/2009	700	708

BNP Paribas
5.186% due 06/29/2049	130	103

Caterpillar Financial Services Corp.
4.850% due 12/07/2012	100	106

CBA Capital Trust II
6.024% due 03/29/2049	100	83

Citibank N.A.
1.625% due 03/30/2011	300	304

Citigroup, Inc.
0.313% due 12/28/2009	1,500	1,498
0.579% due 05/18/2010	1,000	996
2.125% due 04/30/2012	200	203
5.850% due 07/02/2013	100	102

Credit Suisse USA, Inc.
0.640% due 08/15/2010	100	100

Deutsche Bank AG
0.740% due 02/17/2015	280	262

Dexia Credit Local
0.939% due 09/23/2011	2,300	2,323

Ford Motor Credit Co. LLC
7.250% due 10/25/2011	600	583
7.375% due 02/01/2011	500	498

General Electric Capital Corp.
1.800% due 03/11/2011	200	203
3.000% due 12/09/2011	900	932

Goldman Sachs Group, Inc.
5.625% due 01/15/2017	10	10
5.950% due 01/18/2018	100	104
6.150% due 04/01/2018	100	105
6.250% due 09/01/2017	100	106

HBOS PLC
5.375% due 11/29/2049	900	590

International Lease Finance Corp.
0.627% due 05/24/2010	120	114
5.125% due 11/01/2010	1,000	937

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

JPMorgan Chase & Co.
6.000% due 01/15/2018	$30	$32

Lehman Brothers Holdings, Inc.
2.951% due 05/25/2010 (a)	300	52
5.625% due 01/24/2013 (a)	200	36

Macquarie Group Ltd.
7.300% due 08/01/2014	500	535

Merrill Lynch & Co., Inc.
0.692% due 02/05/2010	2,700	2,701
6.875% due 04/25/2018	100	105

Monumental Global Funding Ltd.
5.500% due 04/22/2013	100	102

Morgan Stanley
6.250% due 08/28/2017	100	104

National Australia Bank Ltd.
2.550% due 01/13/2012	1,000	1,020

Nationwide Life Global Funding I
5.450% due 10/02/2012	700	696

Northern Rock PLC
5.625% due 06/22/2017	1,100	1,013

Pricoa Global Funding I
0.483% due 09/27/2013	100	92
0.591% due 01/30/2012	100	95
1.130% due 06/04/2010	700	696

Principal Life Income Funding Trusts
5.550% due 04/27/2015	100	101

Protective Life Secured Trusts
0.411% due 11/09/2010	1,200	1,086

Rabobank Nederland NV
11.000% due 06/29/2049	75	92

Regions Financial Corp.
6.375% due 05/15/2012	390	366

Royal Bank of Scotland Group PLC
0.854% due 04/08/2011	2,700	2,708
2.625% due 05/11/2012	2,300	2,336
6.990% due 10/29/2049	100	52

Santander Perpetual S.A. Unipersonal
6.671% due 10/29/2049	100	88

Textron Financial Corp.
0.523% due 02/25/2011	1,000	925

TransCapitalInvest Ltd. for OJSC AK Transneft
8.700% due 08/07/2018	200	219

UBS Preferred Funding Trust V
6.243% due 05/29/2049	100	76

Wells Fargo & Co.
5.625% due 12/11/2017	100	105

		33,584

INDUSTRIALS 3.3%

Amgen, Inc.
6.900% due 06/01/2038	100	122

C8 Capital SPV Ltd.
6.640% due 12/29/2049	100	77

Citigroup Global Markets Deutschland AG for OAO Gazprom
10.500% due 10/21/2009	100	101

Dell, Inc.
5.650% due 04/15/2018	100	105

Gaz Capital S.A.
8.625% due 04/28/2034	100	110

International Business Machines Corp.
5.700% due 09/14/2017	400	442

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Kimberly-Clark Corp.
0.588% due 07/30/2010	$100	$100

Kinder Morgan Energy Partners LP
5.950% due 02/15/2018	100	105

Kraft Foods, Inc.
6.125% due 02/01/2018	100	106

Oracle Corp.
5.750% due 04/15/2018	200	221

Petrobras International Finance Co.
7.875% due 03/15/2019	700	811

Suncor Energy, Inc.
6.100% due 06/01/2018	200	209

TransCanada Pipelines Ltd.
7.625% due 01/15/2039	400	512

Union Pacific Corp.
5.700% due 08/15/2018	100	108

UST, Inc.
5.750% due 03/01/2018	1,100	1,062

Vale Overseas Ltd.
5.625% due 09/15/2019	400	409

		4,600

UTILITIES 1.4%

Dominion Resources, Inc.
1.343% due 06/17/2010	400	402

NiSource Finance Corp.
0.977% due 11/23/2009	300	300

Ohio Power Co.
0.467% due 04/05/2010	100	100

Verizon Communications, Inc.
8.950% due 03/01/2039	800	1,100

Verizon Wireless Capital LLC
3.025% due 05/20/2011	100	103

		2,005

Total Corporate Bonds & Notes (Cost $39,426)		40,189

MUNICIPAL BONDS & NOTES 0.3%

University of California Revenue Bonds, Series 2009
6.270% due 05/15/2031	400	418

Total Municipal Bonds & Notes (Cost $400)		418

U.S. GOVERNMENT AGENCIES 48.8%

Fannie Mae
5.000% due 02/25/2017 - 09/01/2035	2,961	3,082
5.500% due 05/01/2022 - 09/01/2023	763	808
5.953% due 06/21/2027	4,000	4,255
6.000% due 08/01/2027 - 10/01/2039	39,225	41,473
6.500% due 09/01/2037	703	752

Freddie Mac
0.286% due 12/25/2036	43	39
0.393% due 07/15/2019	57	57
4.250% due 09/15/2024	12	12
5.500% due 11/01/2039	6,800	7,094
6.000% due 10/01/2039	900	950

Ginnie Mae
5.500% due 11/01/2039	1,800	1,883
6.000% due 06/15/2037 - 07/15/2037	910	963

58	PIMCO Funds	See Accompanying Notes

(Unaudited) September 30, 2009

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Small Business Administration
5.290% due 12/01/2027	$177	$190
5.720% due 01/01/2029	2,755	3,035
6.020% due 08/01/2028	2,916	3,260

Total U.S. Government Agencies (Cost $65,363)		67,853

U.S. TREASURY OBLIGATIONS 7.4%

U.S. Treasury Bonds
4.250% due 05/15/2039 (e)	6,700	6,936
4.500% due 05/15/2038 (e)	2,800	3,015
4.500% due 08/15/2039 (e)	200	216

U.S. Treasury Notes
0.875% due 04/30/2011 (e)	51	51

Total U.S. Treasury Obligations (Cost $9,760)		10,218

MORTGAGE-BACKED SECURITIES 1.9%

Citigroup Mortgage Loan Trust, Inc.
0.316% due 01/25/2037	28	23

Commercial Mortgage Pass-Through Certificates
0.741% due 02/16/2034	1,175	1,032

Countrywide Alternative Loan Trust
0.406% due 02/25/2047	65	32
0.446% due 06/25/2037	230	106
1.901% due 02/25/2036	24	13

Countrywide Home Loan Mortgage Pass-Through Trust
4.635% due 02/20/2035	39	34
4.654% due 11/25/2034	30	23

GS Mortgage Securities Corp. II
0.344% due 03/06/2020	61	56

GSR Mortgage Loan Trust
5.237% due 11/25/2035	72	64

Harborview Mortgage Loan Trust
0.416% due 12/19/2036	2,321	1,132

Impac Secured Assets CMN Owner Trust
0.326% due 01/25/2037	6	4

Indymac Index Mortgage Loan Trust
0.336% due 11/25/2046	7	7

JPMorgan Mortgage Trust
5.012% due 02/25/2035	48	46

Lehman Brothers Floating Rate Commercial Mortgage Trust
0.323% due 09/15/2021	12	11

Structured Asset Securities Corp.
3.832% due 10/25/2035	10	6

WaMu Mortgage Pass-Through Certificates
0.886% due 12/25/2027	40	30
1.631% due 01/25/2047	71	33
3.099% due 09/25/2046	7	4
3.099% due 10/25/2046	17	9

Total Mortgage-Backed Securities (Cost $3,421)		2,665

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ASSET-BACKED SECURITIES 0.5%

Ally Auto Receivables Trust
1.320% due 03/15/2012	$100	$99

Asset-Backed Securities Corp. Home Equity
0.521% due 09/25/2034	1	1

Bear Stearns Asset-Backed Securities Trust
0.326% due 10/25/2036	11	10

Citigroup Mortgage Loan Trust, Inc.
0.306% due 07/25/2045	113	76
0.356% due 08/25/2036	47	39

Countrywide Asset-Backed Certificates
0.426% due 09/25/2036	173	129

Credit-Based Asset Servicing & Securitization LLC
0.366% due 07/25/2037	47	34

Ford Credit Auto Owner Trust
0.843% due 07/15/2010	4	5

GE-WMC Mortgage Securities LLC
0.286% due 08/25/2036	1	1

Honda Auto Receivables Owner Trust
3.770% due 09/20/2010	169	169

Indymac Residential Asset-Backed Trust
0.326% due 07/25/2037	27	26
0.376% due 04/25/2047	88	80

JPMorgan Mortgage Acquisition Corp.
0.306% due 03/25/2047	44	30

Lehman XS Trust
0.326% due 11/25/2046	7	6

Long Beach Mortgage Loan Trust
0.306% due 10/25/2036	1	1

Morgan Stanley ABS Capital I
0.296% due 07/25/2036	13	8

Park Place Securities, Inc.
0.558% due 10/25/2034	6	5

Soundview Home Equity Loan Trust
0.306% due 11/25/2036	21	13

Total Asset-Backed Securities (Cost $873)		732

SOVEREIGN ISSUES 1.8%

Export-Import Bank of Korea
5.875% due 01/14/2015	600	634

Korea Development Bank
0.728% due 04/03/2010	100	99

Mexico Government International Bond
5.950% due 03/19/2019	400	422
6.050% due 01/11/2040	100	100

Societe Financement de l'Economie Francaise
0.713% due 07/16/2012	1,000	1,002
2.375% due 03/26/2012	200	203

Total Sovereign Issues (Cost $2,398)		2,460

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
FOREIGN CURRENCY-DENOMINATED ISSUES 2.5%

Brazil Government International Bond
12.500% due 01/05/2022	BRL	300	$187

Fortis Bank Nederland Holding NV
3.000% due 04/17/2012	EUR	100	150

Goldman Sachs Group, Inc.
1.193% due 02/04/2013		400	560

LeasePlan Corp. NV
3.125% due 02/10/2012		200	300

Morgan Stanley
1.155% due 03/01/2013		1,700	2,322

Total Foreign Currency-Denominated Issues (Cost $3,558)			3,519

		SHARES
CONVERTIBLE PREFERRED SECURITIES 0.0%

American International Group, Inc.
8.500% due 08/01/2011		2,300	27

Total Convertible Preferred Securities (Cost $173)			27

PREFERRED STOCKS 0.0%

DG Funding Trust
0.652% due 12/31/2049		2	17

Total Preferred Stocks (Cost $21)			17

		PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 13.5%

U.S. CASH MANAGEMENT BILLS 0.5%
0.195% due 04/01/2010 (e)		$760	760

U.S. TREASURY BILLS 0.1%
0.211% due 02/25/2010 - 03/11/2010 (b)(e)		64	64

		SHARES
SHORT-TERM FLOATING NAV PORTFOLIO (c) 12.9%
		1,785,224	17,875

Total Short-Term Instruments (Cost $18,699)			18,699

Total Investments 105.6% (Cost $144,092)			$146,797

Written Options (g) (0.0%) (Premiums $97)			(38)

Other Assets and Liabilities (Net) (5.6%)			(7,757)

Net Assets 100.0%			$139,002

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Security is in default.
(b)	Coupon represents a weighted average rate.
(c)	Affiliated to the Fund.
(d)	The average amount of borrowings while outstanding during the period ended September 30, 2009 was $79,249 at a weighted average interest rate of 0.373%. On September 30, 2009, there were no open reverse repurchase agreements.

See Accompanying Notes	Semiannual Report	September 30, 2009	59

Schedule of Investments  Small Cap StocksPLUS® TR Fund  (Cont.)

(e)	Securities with an aggregate market value of $1,379 and cash of $183 have been pledged as collateral for the following open futures contracts on September 30, 2009:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
90-Day Euribor December Futures	Long	12/2009	3	$0
90-Day Euribor March Futures	Long	03/2010	10	(1)
90-Day Eurodollar December Futures	Long	12/2009	66	79
90-Day Eurodollar December Futures	Long	12/2010	77	53
90-Day Eurodollar June Futures	Long	06/2010	71	114
90-Day Eurodollar March Futures	Long	03/2010	15	73
90-Day Eurodollar September Futures	Long	09/2010	13	40
E-Mini Russell 2000 Index December Futures	Long	12/2009	240	158
S&P 500 Index December Futures	Short	12/2009	2	(8)
U.S. Treasury 2-Year Note December Futures	Long	12/2009	4	0
U.S. Treasury 10-Year Note December Futures	Long	12/2009	41	46
U.S. Treasury 30-Year Bond December Futures	Long	12/2009	58	59
United Kingdom 90-Day LIBOR Sterling Interest Rate December Futures	Long	12/2010	7	0
United Kingdom 90-Day LIBOR Sterling Interest Rate June Futures	Long	06/2010	7	0
United Kingdom 90-Day LIBOR Sterling Interest Rate March Futures	Long	03/2010	6	0
United Kingdom 90-Day LIBOR Sterling Interest Rate March Futures	Long	03/2011	1	0
United Kingdom 90-Day LIBOR Sterling Interest Rate September Futures	Long	09/2010	7	0

				$613

(f)	Swap agreements outstanding on September 30, 2009:

Credit Default Swaps on Corporate, Sovereign, and U.S. Municipal Issues - Sell Protection (1)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at September 30, 2009 (3)	Notional Amount (4)	Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
American International Group, Inc.	BCLY	5.000%	12/20/2013	8.079%	$900	$(89)	$(81)	$(8)
Brazil Government International Bond	CSFB	3.250%	12/20/2009	0.574%	1,000	15	0	15
Chrysler Financial	DUB	5.050%	09/20/2012	6.558%	300	(9)	0	(9)
CIT Group, Inc.	MSC	5.650%	03/20/2013	29.111%	100	(32)	0	(32)
General Electric Capital Corp.	BCLY	0.620%	03/20/2011	1.638%	100	(1)	0	(1)
General Electric Capital Corp.	BCLY	4.700%	12/20/2013	2.021%	1,700	178	0	178
General Electric Capital Corp.	CITI	4.325%	12/20/2013	2.021%	300	27	0	27
General Electric Capital Corp.	CITI	4.850%	12/20/2013	2.021%	900	100	0	100
General Electric Capital Corp.	DUB	4.750%	12/20/2013	2.021%	900	96	0	96
SLM Corp.	BCLY	5.000%	12/20/2013	8.728%	1,000	(115)	(135)	20
SLM Corp.	CITI	5.000%	12/20/2013	8.728%	1,900	(219)	(271)	52

						$(49)	$(487)	$438

Credit Default Swaps on Credit Indices - Buy Protection (2)
Index/Tranches	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Notional Amount (4)	Market Value (5)	Upfront Premiums Paid/(Received)	Unrealized (Depreciation)
CDX.IG-12 5-Year Index	GSC	(1.000%	)	06/20/2014	$100	$0	$1	$(1)

Credit Default Swaps on Credit Indices - Sell Protection (1)
Index/Tranches	Counterparty	Fixed Deal Receive Rate	Maturity Date	Notional Amount (4)	Market Value (5)	Upfront Premiums Paid/(Received)	Unrealized Appreciation
CDX.IG-9 5-Year Index 30-100%	DUB	0.708%	12/20/2012	$97	$1	$0	$1
CDX.IG-9 10-Year Index 30-100%	JPM	0.552%	12/20/2017	194	3	0	3

					$4	$0	$4

(1)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities compromising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities compromising the referenced index.
(2)	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the underlying securities compromising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the underlying securities compromising the referenced index.
(3)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, U.S. municipal issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
(4)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

60	PIMCO Funds	See Accompanying Notes

(Unaudited) September 30, 2009

(5)	The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	1-Year BRL-CDI	11.360%	01/04/2010	BCLY	BRL	100	$0	$0	$0
Pay	1-Year BRL-CDI	10.600%	01/02/2012	BCLY		900	(5)	0	(5)
Pay	1-Year BRL-CDI	10.600%	01/02/2012	JPM		600	(3)	0	(3)
Pay	1-Year BRL-CDI	10.610%	01/02/2012	HSBC		1,400	(7)	0	(7)
Pay	1-Year BRL-CDI	10.835%	01/02/2012	GSC		1,100	(3)	1	(4)
Pay	1-Year BRL-CDI	11.980%	01/02/2012	MLP		100	1	0	1
Pay	1-Year BRL-CDI	12.540%	01/02/2012	MLP		100	2	0	2
Pay	1-Year BRL-CDI	14.765%	01/02/2012	MLP		100	4	0	4
Pay	3-Month AUD Bank Bill	4.500%	06/15/2011	UBS	AUD	700	(5)	0	(5)
Pay	3-Month USD-LIBOR	3.000%	12/16/2010	BOA		$2,000	43	42	1
Pay	3-Month USD-LIBOR	3.000%	12/16/2010	MSC		5,300	114	111	3
Pay	3-Month USD-LIBOR	3.000%	02/04/2011	RBS		1,500	49	44	5
Pay	3-Month USD-LIBOR	3.450%	08/05/2011	BCLY		500	23	0	23
Pay	3-Month USD-LIBOR	3.450%	08/05/2011	JPM		700	32	0	32
Pay	3-Month USD-LIBOR	3.450%	08/05/2011	MSC		600	28	0	28
Pay	3-Month USD-LIBOR	3.450%	08/05/2011	RBS		100	5	0	5
Pay	3-Month USD-LIBOR	3.000%	12/16/2011	BOA		500	14	11	3
Pay	3-Month USD-LIBOR	3.000%	12/16/2011	RBS		6,800	197	155	42
Pay	3-Month USD-LIBOR	4.000%	12/16/2019	BOA		700	27	(15)	42
Pay	3-Month USD-LIBOR	4.000%	12/16/2019	MSC		2,100	81	(33)	114
Pay	6-Month AUD Bank Bill	6.000%	09/15/2012	UBS	AUD	300	0	0	0
Pay	6-Month EUR-LIBOR	4.500%	03/18/2014	BNP	EUR	900	127	(14)	141
Pay	6-Month GBP-LIBOR	5.000%	03/18/2014	DUB	GBP	300	38	0	38
Pay	6-Month GBP-LIBOR	5.250%	03/18/2014	GSC		300	44	0	44
Pay	6-Month GBP-LIBOR	5.250%	03/18/2014	RBS		500	73	0	73

							$879	$302	$577

Total Return Swaps on Indices

Pay/Receive Total Return on Reference Index	Index	# of Shares or Units	Floating Rate (6)	Notional Amount	Maturity Date	Counterparty	Unrealized (Depreciation)
Receive	Russell 2000 Index	46,060	1-Month USD-LIBOR less 1.600%	$122,384	10/15/2009	MLP	$(1)

(6)	Floating rate is based upon predetermined notional amounts, which may be a multiple of the number of shares or units disclosed.

(g)	Written options outstanding on September 30, 2009:

Options on Exchange-Traded Futures Contracts
Description	Exercise Price	Expiration Date	# of Contracts	Premium	Market Value
Call - CBOT U.S. Treasury 10-Year Note December Futures	$121.000	11/20/2009	2	$1	$1
Put - CBOT U.S. Treasury 10-Year Note December Futures	115.000	11/20/2009	2	2	1

				$3	$2

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/ Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Premium	Market Value
Put - OTC 10-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	4.350%	11/23/2009	$2,800	$15	$5
Put - OTC 10-Year Interest Rate Swap	MLP	3-Month USD-LIBOR	Pay	4.350%	11/23/2009	11,600	60	22
Call - OTC 10-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Receive	3.000%	11/23/2009	3,000	19	9

							$94	$36

Transactions in written call and put options for the period ended September 30, 2009:

	# of Contracts	Notional Amount in $	Notional Amount in EUR		Premium
Balance at 03/31/2009	399	$96,000	EUR	5,500	$667
Sales	103	70,700		0	549
Closing Buys	(94)	(136,300)		(5,500)	(867)
Expirations	(404)	(13,000)		0	(252)
Exercised	0	0		0	0

Balance at 09/30/2009	4	$17,400	EUR	0	$97

See Accompanying Notes	Semiannual Report	September 30, 2009	61

Schedule of Investments  Small Cap StocksPLUS® TR Fund  (Cont.)

(h)	Short sales outstanding on September 30, 2009:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Market Value
Fannie Mae	5.000%	10/01/2039	$1,000	$1,023	$1,033
Fannie Mae	5.000%	11/01/2039	1,000	1,028	1,029
Fannie Mae	6.000%	10/01/2039	1,400	1,470	1,477
Fannie Mae	6.000%	11/01/2039	26,400	27,707	27,765

				$31,228	$31,304

(i)	Foreign currency contracts outstanding on September 30, 2009:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Sell	BRL	1,179	10/2009	DUB	$0	$(39)	$(39)
Buy		1,179	10/2009	JPM	90	0	90
Buy		1,179	02/2010	DUB	39	0	39
Buy		37	02/2010	HSBC	0	0	0
Buy	CAD	318	10/2009	CITI	3	0	3
Buy	CNY	878	03/2010	BCLY	0	(2)	(2)
Buy		880	03/2010	HSBC	0	(1)	(1)
Buy		5,363	03/2010	JPM	0	(8)	(8)
Buy		404	08/2010	JPM	0	(1)	(1)
Sell	EUR	652	10/2009	BCLY	0	(20)	(20)
Sell		779	10/2009	BNP	0	(24)	(24)
Sell	GBP	974	10/2009	BNP	70	0	70
Buy	IDR	97,750	01/2010	BCLY	0	0	0
Sell	JPY	174	10/2009	BNP	0	0	0
Sell		17,439	10/2009	RBC	0	(2)	(2)
Sell		3,291	10/2009	RBS	0	(1)	(1)
Buy	KRW	14,856	11/2009	DUB	1	0	1
Buy		53,784	11/2009	JPM	2	0	2
Buy		14,841	11/2009	MSC	1	0	1
Buy	MXN	135	11/2009	CITI	0	0	0
Buy		135	11/2009	HSBC	0	0	0
Buy	MYR	85	11/2009	BCLY	0	0	0
Buy		42	11/2009	BOA	0	0	0
Buy		42	11/2009	RBS	0	0	0
Buy	SGD	35	11/2009	DUB	1	0	1
Buy		35	11/2009	HSBC	0	0	0
Buy		14	11/2009	UBS	0	0	0
Buy	TWD	784	11/2009	GSC	1	0	1
Buy		786	11/2009	HSBC	1	0	1

					$209	$(98)	$111

(j)	Fair Value Measurements +

The following is a summary of the fair valuations according to the inputs used as of September 30, 2009 in valuing the Fund’s assets and liabilities:

Category ++	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 09/30/2009
Corporate Bonds & Notes	$0	$40,189	$0	$40,189
U.S. Government Agencies	0	67,853	0	67,853
U.S. Treasury Obligations	0	10,218	0	10,218
Short-Term Instruments	17,875	824	0	18,699
Other Investments +++	27	9,805	6	9,838

Investments, at value	$17,902	$128,889	$6	$146,797

Short Sales, at value	$0	$(31,304)	$0	$(31,304)

Financial Derivative Instruments ++++	$613	$1,099	$(9)	$1,703

Total	$18,515	$98,684	$(3)	$117,196

62	PIMCO Funds	See Accompanying Notes

(Unaudited) September 30, 2009

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ending September 30, 2009:

Category ++	Beginning Balance at 03/31/2009	Net Purchases/ (Sales)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)	Net Transfers In/ (Out) of Level 3	Ending Balance at 09/30/2009	Net Change in Unrealized Appreciation/ (Depreciation) on investments held at 09/30/2009
Other Investments +++	$0	$(1)	$0	$0	$0	$7	$6	$0

Financial Derivative Instruments ++++	$(135)	$0	$0	$0	$125	$1	$(9)	$128

Total	$(135)	$(1)	$0	$0	$125	$8	$(3)	$128

+	See note 2 in the Notes to Financial Statements for additional information.
++	Refer to the Schedule of Investments for additional information.
+++	Sum of all other categories each of which individually has an aggregate market value of less than 5% of net assets.
++++	Financial derivative instruments may include open futures contracts, swap contracts, written options, and foreign currency contracts.

(k)	Fair Value of Derivative Instruments ^

The following is a summary of the fair valuations of the Fund’s derivative instruments categorized by risk exposure:

Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of September 30, 2009:

	Derivatives not accounted for as hedging instruments
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Other Contracts	Total
Assets:
Variation margin receivable ^^	$464	$0	$0	$158	$0	$622
Unrealized appreciation on foreign currency contracts	0	209	0	0	0	209
Unrealized appreciation on swap agreements	601	0	492	0	0	1,093

	$1,065	$209	$492	$158	$0	$1,924

Liabilities:
Written options outstanding	$38	$0	$0	$0	$0	$38
Variation margin payable ^^	1	0	0	8	0	9
Unrealized depreciation on foreign currency contracts	0	98	0	0	0	98
Unrealized depreciation on swap agreements	24	0	51	1	0	76

	$63	$98	$51	$9	$0	$221

The Effect of Derivative Instruments on the Statement of Operations for the Six Months Ended September 30, 2009:

	Derivatives not accounted for as hedging instruments
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result from Operations:
Net realized (loss) on investments (purchased options)	$(52)	$0	$0	$(86)	$0	$(138)
Net realized gain (loss) on futures contracts, written options and swaps	3,620	0	(345)	104,072	0	107,347
Net realized (loss) on foreign currency transactions	0	(1,858)	0	0	0	(1,858)

	$3,568	$(1,858)	$(345)	$103,986	$0	$105,351

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result from Operations:
Net change in unrealized appreciation (depreciation) on investments (purchased options)	$(42)	$0	$0	$32	$0	$(10)
Net change in unrealized appreciation (depreciation) on futures contracts, written options and swaps	(2,271)	0	2,752	(34,195)	0	(33,714)
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	0	1,372	0	0	0	1,372

	$(2,313)	$1,372	$2,752	$(34,163)	$0	$(32,352)

^	See note 2 in the Notes to Financial Statements for additional information.
^^	The Fair Values of Derivative Instruments may include cumulative appreciation/depreciation of futures contracts as reported in the Notes to Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

See Accompanying Notes	Semiannual Report	September 30, 2009	63

Schedule of Investments  StocksPLUS® Fund

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CORPORATE BONDS & NOTES 18.3%

BANKING & FINANCE 12.4%

Bank of America N.A.
1.059% due 05/12/2010	$3,000	$2,999

Barclays Bank PLC
0.464% due 03/23/2017	1,000	872

CIT Group, Inc.
0.704% due 02/13/2012	500	330

Citigroup, Inc.
0.579% due 06/09/2016	3,100	2,582

Comerica Bank
0.336% due 06/30/2010	1,100	1,079

Dexia Credit Local
0.939% due 09/23/2011	7,900	7,980

DnB NOR Bank ASA
0.591% due 09/01/2016	1,000	923

Emirate of Abu Dhabi
0.804% due 11/13/2009	1,700	1,694

Ford Motor Credit Co. LLC
5.700% due 01/15/2010	100	100
7.375% due 10/28/2009	600	600
7.375% due 02/01/2011	1,600	1,592
7.875% due 06/15/2010	200	201

Goldman Sachs Group, Inc.
0.739% due 03/22/2016	1,100	1,039
0.905% due 07/22/2015	400	373

International Lease Finance Corp.
5.625% due 09/15/2010	300	286

JPMorgan Chase Bank N.A.
0.630% due 06/13/2016	700	652

Lehman Brothers Holdings, Inc.
2.951% due 05/25/2010 (a)	9,500	1,639
3.011% due 12/23/2010 (a)	2,500	431
3.052% due 11/10/2009 (a)	1,300	224

Macquarie Bank Ltd.
2.600% due 01/20/2012	4,100	4,213

Merrill Lynch & Co., Inc.
0.692% due 02/05/2010	1,700	1,701

Morgan Stanley
0.838% due 01/09/2014	800	745
0.989% due 10/15/2015	1,600	1,466

National Australia Bank Ltd.
1.048% due 07/08/2014	2,300	2,293

Royal Bank of Scotland Group PLC
0.854% due 04/08/2011	7,000	7,020
2.625% due 05/11/2012	2,500	2,539

Sun Life Financial Global Funding LP
0.748% due 07/06/2011	1,000	948

Wells Fargo & Co.
7.980% due 03/29/2049	2,600	2,379

		48,900

INDUSTRIALS 4.5%

Citigroup Global Markets Deutschland AG for OAO Gazprom
10.500% due 10/21/2009	600	603

CSX Corp.
4.875% due 11/01/2009	1,600	1,603

Daimler Finance North America LLC
5.750% due 09/08/2011	1,400	1,471

Dow Chemical Co.
2.718% due 08/08/2011	2,600	2,643

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Home Depot, Inc.
0.420% due 12/16/2009	$1,300	$1,299

Hospira, Inc.
0.762% due 03/30/2010	3,700	3,692

Pemex Project Funding Master Trust
0.934% due 12/03/2012	3,600	3,456

Reynolds American, Inc.
0.999% due 06/15/2011	2,800	2,755

		17,522

UTILITIES 1.4%

Deutsche Telekom International Finance BV
8.500% due 06/15/2010	1,300	1,363

NiSource Finance Corp.
0.977% due 11/23/2009	600	599

Telecom Italia Capital S.A.
0.963% due 02/01/2011	1,300	1,289
4.000% due 01/15/2010	700	705

Telefonica Emisiones SAU
0.809% due 02/04/2013	1,500	1,474

		5,430

Total Corporate Bonds & Notes (Cost $80,031)		71,852

U.S. GOVERNMENT AGENCIES 15.1%

Fannie Mae
0.366% due 03/25/2034	1,041	950
0.646% due 05/25/2031	2,382	2,327
2.251% due 07/01/2044	299	295
2.849% due 04/01/2018	43	43
2.998% due 11/01/2035	716	723
4.149% due 05/01/2022	4	4
4.273% due 11/01/2027	37	37
4.316% due 11/01/2028	50	50
4.385% due 07/01/2028	33	33
4.411% due 04/01/2028	33	33
4.474% due 11/01/2028	55	55
4.634% due 12/01/2036	1,380	1,386
4.763% due 04/01/2035	4,712	4,880
4.815% due 02/01/2027	5	5
4.834% due 09/01/2034	1,315	1,321
4.998% due 12/01/2023	3	3
5.000% due 02/25/2017 - 07/01/2034	3,078	3,212
5.092% due 12/01/2033	887	916
5.500% due 09/01/2033 - 02/01/2037	11,533	12,122
5.691% due 08/01/2029	28	28
6.000% due 01/01/2017 - 04/01/2036	5,876	6,230
6.000% due 11/01/2036 (f)	5,980	6,327
7.000% due 02/01/2015 - 03/01/2015	647	692
7.500% due 09/01/2015 - 05/01/2016	505	550
8.000% due 03/01/2030 - 07/01/2031	128	145

Freddie Mac
0.593% due 12/15/2030	757	751
0.643% due 06/15/2018	319	314
2.251% due 02/25/2045	1,521	1,441
2.881% due 06/01/2022	15	15
3.844% due 12/01/2022	31	31
3.960% due 07/01/2019	350	357
4.712% due 06/01/2035	3,159	3,274
5.000% due 07/15/2024	1,263	1,288
5.500% due 11/01/2039	300	313
6.000% due 03/01/2016 - 08/01/2038	4,334	4,612

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.500% due 10/25/2043	$1,860	$2,008
8.500% due 04/01/2025 - 06/01/2025	19	22

Ginnie Mae
0.646% due 09/20/2030	3	3
4.125% due 12/20/2022 - 12/20/2027	332	337
4.375% due 02/20/2026 - 02/20/2028	707	723
4.625% due 07/20/2018 - 07/20/2027	1,473	1,509
8.000% due 04/20/2030	148	168

Total U.S. Government Agencies (Cost $57,986)		59,533

U.S. TREASURY OBLIGATIONS 13.4%

U.S. Treasury Notes
0.875% due 04/30/2011 (f)	37,498	37,618
0.875% due 05/31/2011	15,000	15,043
1.000% due 08/31/2011 (f)	253	254

Total U.S. Treasury Obligations (Cost $52,872)		52,915

MORTGAGE-BACKED SECURITIES 7.3%

Bank Mart
4.567% due 03/01/2019 (i)	486	382

Bear Stearns Adjustable Rate Mortgage Trust
3.915% due 11/25/2034	1,920	1,771
4.616% due 01/25/2034	1,392	1,263
5.117% due 04/25/2033	372	358
5.273% due 02/25/2033	67	64
5.509% due 01/25/2034	67	56

Bear Stearns Alt-A Trust
5.490% due 09/25/2035	500	317

Bear Stearns Structured Products, Inc.
5.485% due 12/26/2046	926	581
5.636% due 01/26/2036	1,639	935

Citigroup Mortgage Loan Trust, Inc.
2.850% due 12/25/2035	1,233	1,069

Countrywide Alternative Loan Trust
0.426% due 05/25/2047	1,428	642

CS First Boston Mortgage Securities Corp.
0.950% due 03/25/2032	318	267
3.920% due 06/25/2032	25	23
5.016% due 06/25/2032	10	9

Fund America Investors Corp. II
3.896% due 06/25/2023	10	9

Greenpoint Mortgage Funding Trust
0.326% due 10/25/2046	940	744
0.516% due 11/25/2045	537	281

GSR Mortgage Loan Trust
0.596% due 01/25/2034	263	202

Harborview Mortgage Loan Trust
0.436% due 01/19/2038	3,487	1,784

Impac CMB Trust
1.006% due 10/25/2033	60	42
1.246% due 07/25/2033	1,223	938

Impac Secured Assets CMN Owner Trust
0.326% due 01/25/2037	275	201

Indymac Index Mortgage Loan Trust
0.336% due 11/25/2046	493	447

Lehman Brothers Floating Rate Commercial Mortgage Trust
0.323% due 09/15/2021	196	175

Merrill Lynch Mortgage Investors, Inc.
0.456% due 02/25/2036	697	401

64	PIMCO Funds	See Accompanying Notes

(Unaudited) September 30, 2009

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Morgan Stanley Capital I
0.304% due 10/15/2020	$517	$397

Prime Mortgage Trust
0.646% due 02/25/2019	76	72
0.646% due 02/25/2034	467	424

Resecuritization Mortgage Trust
0.496% due 04/26/2021	1	1

Salomon Brothers Mortgage Securities VII, Inc.
4.211% due 12/25/2030	530	514

Structured Asset Mortgage Investments, Inc.
0.496% due 07/19/2035	1,483	1,123
0.526% due 02/25/2036	797	438
9.356% due 06/25/2029	629	631

Wachovia Bank Commercial Mortgage Trust
0.323% due 06/15/2020	2,398	1,899
0.333% due 09/15/2021	5,113	3,819

WaMu Mortgage Pass-Through Certificates
0.516% due 12/25/2045	787	464
0.536% due 10/25/2045	441	239
1.901% due 02/25/2046	4,164	2,135
2.101% due 11/25/2042	178	110
2.301% due 06/25/2042	655	505
2.723% due 02/27/2034	1,641	1,523

Wells Fargo Mortgage-Backed Securities Trust
4.940% due 01/25/2035	1,604	1,454

Total Mortgage-Backed Securities (Cost $39,966)		28,709

ASSET-BACKED SECURITIES 5.2%

AFC Home Equity Loan Trust
0.796% due 06/25/2028	330	140

Bear Stearns Asset-Backed Securities Trust
0.336% due 06/25/2047	547	436

Chase Funding Mortgage Loan Asset-Backed Certificates
0.986% due 10/25/2032	207	145

Chase Issuance Trust
1.799% due 09/15/2015	5,200	5,350

Chrysler Financial Auto Securitization Trust
1.850% due 06/15/2011	3,900	3,928

Citibank Credit Card Issuance Trust
5.500% due 06/22/2012	1,500	1,551

Citigroup Mortgage Loan Trust, Inc.
0.306% due 07/25/2045	2,943	1,971

CS First Boston Mortgage Securities Corp.
0.866% due 01/25/2032	256	174

Ford Credit Auto Owner Trust
2.100% due 11/15/2011	1,000	1,009

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

HFC Home Equity Loan Asset-Backed Certificates
0.516% due 01/20/2035		$1,574	$1,416

Honda Auto Receivables Owner Trust
1.500% due 08/15/2011		4,000	4,025

HSI Asset Securitization Corp. Trust
0.296% due 12/25/2036		286	193

JPMorgan Mortgage Acquisition Corp.
0.333% due 11/25/2036		59	58

Long Beach Mortgage Loan Trust
0.526% due 10/25/2034		49	38

Morgan Stanley ABS Capital I
0.286% due 10/25/2036		210	205

Saxon Asset Securities Trust
0.306% due 10/25/2046		49	49

Total Asset-Backed Securities (Cost $22,137)			20,688

SOVEREIGN ISSUES 2.2%

Export-Import Bank of Korea
0.680% due 11/16/2010		5,900	5,725

Hydro Quebec
0.750% due 09/29/2049		1,200	803

Korea Development Bank
0.687% due 11/22/2012		2,200	2,065

Total Sovereign Issues (Cost $9,136)			8,593

FOREIGN CURRENCY-DENOMINATED ISSUES 2.8%

American International Group, Inc.
2.875% due 06/20/2011	CHF	1,000	886
4.000% due 09/20/2011	EUR	4,600	6,363

ASB Finance Ltd.
0.933% due 02/13/2012		2,000	2,830

Sumitomo Mitsui Banking Corp.
1.269% due 06/02/2049	JPY	100,000	1,082

Total Foreign Currency-Denominated Issues (Cost $8,315)			11,161

		SHARES
CONVERTIBLE PREFERRED SECURITIES 0.4%

American International Group, Inc.
8.500% due 08/01/2011		109,100	1,260

Motors Liquidation Co.
5.250% due 03/06/2032 (a)		72,000	264

Total Convertible Preferred Securities (Cost $1,221)			1,524

	SHARES	MARKET VALUE (000S)
PREFERRED STOCKS 2.0%

DG Funding Trust
0.652% due 12/31/2049	913	$7,795

Total Preferred Stocks (Cost $9,564)		7,795

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 27.8%

COMMERCIAL PAPER 0.8%

Freddie Mac
0.223% due 03/08/2010	$3,000	2,998

REPURCHASE AGREEMENTS 1.5%

JPMorgan Chase Bank N.A.
0.030% due 10/01/2009	3,000	3,000
(Dated 09/30/2009. Collateralized by U.S. Treasury Notes 3.125% due 08/31/2013 valued at $3,062. Repurchase proceeds are $3,000.)

State Street Bank and Trust Co.
0.010% due 10/01/2009	2,938	2,938
(Dated 09/30/2009. Collateralized by U.S. Treasury Bills 0.000% due 11/27/2009 valued at $3,000. Repurchase proceeds are $2,938.)

		5,938

U.S. CASH MANAGEMENT BILLS 0.6%
0.195% due 04/01/2010 (f)	2,192	2,190

U.S. TREASURY BILLS 1.3%
0.201% due 02/25/2010 - 03/25/2010 (b)(d)(f)	5,127	5,122

	SHARES
SHORT-TERM FLOATING NAV PORTFOLIO (c) 23.6%
	9,284,411	92,965

Total Short-Term Instruments (Cost $109,199)		109,213

Total Investments 94.5% (Cost $390,427)		$371,983

Written Options (h) (0.0%) (Premiums $726)		(238)

Other Assets and Liabilities (Net) 5.5%		21,735

Net Assets 100.0%		$393,480

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Security is in default.
(b)	Coupon represents a weighted average rate.
(c)	Affiliated to the Fund.
(d)	Securities with an aggregate market value of $2,320 have been pledged as collateral for swap and swaption contracts on September 30, 2009.
(e)	The average amount of borrowings while outstanding during the period ended September 30, 2009 was $82,735 at a weighted average interest rate of 0.384%. On September 30, 2009, there were no open reverse repurchase agreements.

See Accompanying Notes	Semiannual Report	September 30, 2009	65

Schedule of Investments  StocksPLUS® Fund  (Cont.)

(f)	Securities with an aggregate market value of $10,084 and cash of $306 have been pledged as collateral for the following open futures contracts on September 30, 2009:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
90-Day Euribor December Futures	Long	12/2009	7	$0
90-Day Euribor March Futures	Long	03/2010	7	(1)
90-Day Eurodollar December Futures	Long	12/2009	14	12
90-Day Eurodollar December Futures	Long	12/2010	48	27
90-Day Eurodollar June Futures	Long	06/2010	188	182
90-Day Eurodollar March Futures	Long	03/2010	43	302
90-Day Eurodollar September Futures	Long	09/2010	149	97
E-Mini S&P 500 Index December Futures	Long	12/2009	371	581
S&P 500 Index December Futures	Long	12/2009	327	2,375
United Kingdom 90-Day LIBOR Sterling Interest Rate December Futures	Long	12/2009	14	0

				$3,575

(g)	Swap agreements outstanding on September 30, 2009:

Credit Default Swaps on Corporate, Sovereign, and U.S. Municipal Issues - Sell Protection (1)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at September 30, 2009 (3)	Notional Amount (4)	Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
American Express Co.	CITI	1.950%	03/20/2013	1.226%	$1,600	$39	$0	$39
American Express Co.	CITI	4.250%	12/20/2013	1.268%	800	95	0	95
American Express Co.	DUB	2.060%	03/20/2013	1.226%	800	23	0	23
American International Group, Inc.	BOA	0.910%	12/20/2012	8.126%	600	(115)	0	(115)
American International Group, Inc.	BOA	0.930%	12/20/2012	8.126%	1,000	(191)	0	(191)
American International Group, Inc.	RBS	0.780%	12/20/2012	8.126%	600	(117)	0	(117)
Berkshire Hathaway Finance Corp.	BCLY	1.000%	03/20/2013	1.329%	600	(6)	0	(6)
Berkshire Hathaway Finance Corp.	CSFB	0.850%	03/20/2013	1.329%	1,500	(23)	0	(23)
Berkshire Hathaway Finance Corp.	DUB	0.930%	03/20/2013	1.329%	1,800	(23)	0	(23)
Berkshire Hathaway Finance Corp.	RBS	0.870%	03/20/2013	1.329%	1,500	(22)	0	(22)
Brazil Government International Bond	DUB	0.980%	01/20/2012	0.832%	1,300	7	0	7
CIT Group, Inc.	DUB	5.000%	12/20/2013	27.483%	1,100	(371)	(275)	(96)
CIT Group, Inc.	JPM	5.750%	03/20/2013	29.111%	1,500	(471)	0	(471)
General Electric Capital Corp.	BNP	0.770%	03/20/2013	1.977%	1,400	(55)	0	(55)
General Electric Capital Corp.	BNP	4.600%	12/20/2013	2.021%	2,800	282	0	282
General Electric Capital Corp.	BNP	4.700%	12/20/2013	2.021%	600	63	0	63
General Electric Capital Corp.	CITI	4.000%	12/20/2013	2.021%	700	54	0	54
General Electric Capital Corp.	CITI	4.200%	12/20/2013	2.021%	1,300	111	0	111
General Electric Capital Corp.	CITI	4.325%	12/20/2013	2.021%	800	72	0	72
General Electric Capital Corp.	DUB	4.230%	12/20/2013	2.021%	900	78	0	78
General Electric Capital Corp.	MSC	0.750%	03/20/2013	1.977%	2,300	(91)	0	(91)
HSBC Finance Corp.	RBS	1.800%	03/20/2010	1.237%	1,400	4	0	4
MBIA, Inc.	BOA	2.800%	12/20/2012	65.553%	600	(399)	0	(399)
MBIA, Inc.	DUB	3.400%	12/20/2012	38.114%	600	(356)	0	(356)
MetLife, Inc.	JPM	1.700%	03/20/2013	2.196%	1,000	(16)	0	(16)
Mexico Government International Bond	BCLY	0.390%	01/20/2012	1.171%	5,000	(84)	0	(84)
Mexico Government International Bond	JPM	3.030%	12/20/2009	0.914%	1,000	13	0	13
Michigan State General Obligation Notes, Series 2003	GSC	0.440%	03/20/2018	1.300%	1,400	(72)	0	(72)
Prudential Financial, Inc.	BCLY	1.800%	03/20/2013	2.079%	1,500	(13)	0	(13)
Prudential Financial, Inc.	CSFB	1.870%	03/20/2013	2.079%	900	(6)	0	(6)
Prudential Financial, Inc.	CSFB	1.960%	03/20/2013	2.079%	2,500	(8)	0	(8)
Prudential Financial, Inc.	JPM	2.350%	03/20/2013	2.079%	1,600	15	0	15
Prudential Financial, Inc.	RBS	1.900%	03/20/2013	2.079%	600	(3)	0	(3)
Prudential Financial, Inc.	RBS	2.350%	03/20/2013	2.079%	600	6	0	6
SLM Corp.	BOA	5.000%	12/20/2011	8.854%	500	(36)	(35)	(1)
SLM Corp.	BOA	2.860%	12/20/2012	8.932%	1,400	(217)	0	(217)
SLM Corp.	BOA	5.025%	03/20/2013	8.870%	1,300	(133)	0	(133)
SLM Corp.	JPM	4.550%	03/20/2010	10.112%	600	(14)	0	(14)
SLM Corp.	JPM	4.930%	03/20/2013	8.870%	1,500	(158)	0	(158)
SLM Corp.	MLP	4.600%	03/20/2010	10.112%	800	(19)	0	(19)
Wells Fargo & Co.	RBS	1.700%	03/20/2013	0.789%	500	16	0	16

						$(2,141)	$(310)	$(1,831)

Credit Default Swaps on Credit Indices - Buy Protection (2)
Index/Tranches	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Notional Amount (4)	Market Value (5)	Upfront Premiums Paid/(Received)	Unrealized (Depreciation)
CDX.HY-12 5-Year Index	DUB	(5.000%	)	06/20/2014	$282	$17	$36	$(19)
CDX.IG-12 5-Year Index	GSC	(1.000%	)	06/20/2014	2,100	8	22	(14)

						$25	$58	$(33)

66	PIMCO Funds	See Accompanying Notes

(Unaudited) September 30, 2009

Credit Default Swaps on Credit Indices - Sell Protection (1)
Index/Tranches	Counterparty	Fixed Deal Receive Rate	Maturity Date	Notional Amount (4)	Market Value (5)	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
CDX.HY-8 5-Year Index 35-100%	CITI	0.360%	06/20/2012	$4,815	$(125)	$0	$(125)
CDX.HY-8 5-Year Index 35-100%	CITI	0.401%	06/20/2012	1,156	(29)	0	(29)
CDX.IG-9 5-Year Index 30-100%	DUB	0.708%	12/20/2012	3,889	58	0	58
CDX.IG-9 10-Year Index 30-100%	GSC	0.548%	12/20/2017	194	3	0	3
CDX.IG-9 10-Year Index 30-100%	JPM	0.552%	12/20/2017	389	5	0	5
CDX.IG-10 5-Year Index 30-100%	DUB	0.530%	06/20/2013	972	11	0	11

					$(77)	$0	$(77)

(1)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities compromising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities compromising the referenced index.
(2)	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the underlying securities compromising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the underlying securities compromising the referenced index.
(3)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, U.S. municipal issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
(4)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(5)	The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation
Pay	1-Month EUR-FRCPXTOB Index	2.090%	10/15/2010	BNP	EUR	2,300	$134	$0	$134
Pay	1-Month EUR-FRCPXTOB Index	2.146%	10/15/2010	UBS		1,000	63	0	63
Pay	1-Year BRL-CDI	11.360%	01/04/2010	BCLY	BRL	4,400	7	0	7
Pay	1-Year BRL-CDI	11.430%	01/04/2010	MLP		2,900	7	0	7
Pay	1-Year BRL-CDI	11.465%	01/04/2010	GSC		1,100	3	0	3
Pay	1-Year BRL-CDI	12.780%	01/04/2010	MSC		2,000	40	3	37
Pay	1-Year BRL-CDI	12.948%	01/04/2010	MLP		1,800	41	2	39
Pay	1-Year BRL-CDI	10.575%	01/02/2012	UBS		1,800	(28)	(32)	4
Pay	1-Year BRL-CDI	14.765%	01/02/2012	MLP		300	13	1	12
Pay	3-Month USD-LIBOR	3.000%	12/16/2010	BOA		$5,600	121	117	4
Pay	3-Month USD-LIBOR	3.000%	12/16/2010	MSC		4,600	99	96	3
Pay	3-Month USD-LIBOR	3.600%	07/07/2011	RBS		13,800	696	0	696
Pay	3-Month USD-LIBOR	3.450%	08/05/2011	RBS		2,700	124	102	22
Pay	6-Month GBP-LIBOR	6.000%	12/19/2009	GSC	GBP	1,600	59	(17)	76

							$1,379	$272	$1,107

Total Return Swaps on Indices

Pay/Receive Total Return on Reference Index	Index	# of Shares or Units	Floating Rate (6)	Notional Amount	Maturity Date	Counterparty	Unrealized Appreciation
Receive	S&P 500 Index	102,037	3-Month USD-LIBOR less 0.070%	$164,515	01/29/2010	MLP	$12,195
Receive	S&P 500 Index	45,000	3-Month USD-LIBOR less 0.100%	77,979	03/31/2010	CSFB	0

							$12,195

(6)	Floating rate is based upon predetermined notional amounts, which may be a multiple of the number of shares or units disclosed.

See Accompanying Notes	Semiannual Report	September 30, 2009	67

Schedule of Investments  StocksPLUS® Fund  (Cont.)

(h)	Written options outstanding on September 30, 2009:

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premium	Market Value
Put - OTC 10-Year Interest Rate Swap	BCLY	6-Month EUR-LIBOR	Pay	10.000%	07/01/2014	EUR	17,000	$119	$80
Put - OTC 7-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Pay	4.000%	11/23/2009		$1,000	10	1
Put - OTC 5-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Pay	5.000%	06/15/2010		4,000	42	15
Put - OTC 10-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Pay	10.000%	07/10/2012		5,000	27	24
Put - OTC 7-Year Interest Rate Swap	CITI	3-Month USD-LIBOR	Pay	4.000%	11/23/2009		10,000	116	14
Put - OTC 5-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	5.000%	06/15/2010		9,000	105	34
Put - OTC 5-Year Interest Rate Swap	MLP	3-Month USD-LIBOR	Pay	3.420%	11/23/2009		11,000	115	17
Put - OTC 5-Year Interest Rate Swap	MLP	3-Month USD-LIBOR	Pay	5.800%	06/28/2010		5,000	28	11
Put - OTC 5-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	3.420%	11/23/2009		14,000	133	22
Put - OTC 10-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	6.000%	08/31/2010		3,000	31	20

								$726	$238

Transactions	in written call and put options for the period ended September 30, 2009:

	# of Contracts	Notional Amount in $	Notional Amount in EUR		Premium
Balance at 03/31/2009	123	$10,500	EUR	0	$96
Sales	119	84,000		17,000	891
Closing Buys	(190)	(32,500)		0	(234)
Expirations	0	0		0	0
Exercised	(52)	0		0	(27)

Balance at 09/30/2009	0	$62,000	EUR	17,000	$726

(i)	Restricted securities as of September 30, 2009:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Bank Mart	4.567%	03/01/2019	07/07/1995 - 06/12/1997	$487	$382	0.10%

(j)	Short sales outstanding on September 30, 2009:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Market Value
Fannie Mae	5.000%	10/01/2039	$100	$102	$103
Fannie Mae	5.500%	11/01/2039	11,900	12,351	12,408
Fannie Mae	6.000%	11/01/2039	11,000	11,538	11,569
Freddie Mac	6.000%	11/01/2039	4,000	4,211	4,209

				$28,202	$28,289

(k)	Foreign currency contracts outstanding on September 30, 2009:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Sell	BRL	3,238	10/2009	HSBC	$0	$(108)	$(108)
Buy		3,238	10/2009	JPM	221	0	221
Buy		3,387	02/2010	HSBC	108	0	108
Buy	CAD	339	10/2009	CITI	3	0	3
Buy	CNY	382	03/2010	BCLY	0	(1)	(1)
Buy		382	03/2010	HSBC	0	(1)	(1)
Buy		2,333	03/2010	JPM	0	(4)	(4)
Buy		642	08/2010	HSBC	0	0	0
Buy		2,877	08/2010	JPM	0	(3)	(3)
Buy		1,222	08/2010	MSC	0	(1)	(1)
Sell	EUR	2,039	10/2009	BCLY	0	(63)	(63)
Sell		2,438	10/2009	BNP	0	(76)	(76)
Sell	GBP	857	10/2009	BNP	62	0	62
Buy	IDR	391,000	01/2010	BCLY	0	0	0
Sell	JPY	97,139	10/2009	BNP	0	(32)	(32)
Sell		27,051	10/2009	RBC	0	0	0
Sell		15,659	10/2009	RBS	0	(3)	(3)
Buy	KRW	42,092	11/2009	DUB	2	0	2
Buy		179,074	11/2009	JPM	5	0	5

68	PIMCO Funds	See Accompanying Notes

(Unaudited) September 30, 2009

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	KRW	42,049	11/2009	MSC	$2	$0	$2
Buy	MXN	538	11/2009	CITI	0	0	0
Buy		539	11/2009	HSBC	0	0	0
Buy	MYR	237	11/2009	BCLY	1	0	1
Buy		120	11/2009	BOA	0	0	0
Buy		113	11/2009	RBS	0	0	0
Buy	SGD	97	11/2009	DUB	2	0	2
Buy		98	11/2009	HSBC	2	0	2
Buy		57	11/2009	UBS	0	0	0
Buy	TWD	2,188	11/2009	GSC	2	0	2
Buy		2,195	11/2009	HSBC	2	0	2

					$412	$(292)	$120

(l)	Fair Value Measurements +

The following is a summary of the fair valuations according to the inputs used as of September 30, 2009 in valuing the Fund’s assets and liabilities:

Category ++	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 09/30/2009
Corporate Bonds & Notes	$0	$71,852	$0	$71,852
U.S. Government Agencies	0	59,533	0	59,533
U.S. Treasury Obligations	0	52,915	0	52,915
Mortgage-Backed Securities	0	28,327	382	28,709
Asset-Backed Securities	0	20,688	0	20,688
Short-Term Instruments	92,965	16,248	0	109,213
Other Investments +++	1,260	26,731	1,082	29,073

Investments, at value	$94,225	$276,294	$1,464	$371,983

Short Sales, at value	$0	$(28,289)	$0	$(28,289)

Financial Derivative Instruments ++++	$3,575	$11,243	$0	$14,818

Total	$97,800	$259,248	$1,464	$358,512

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ending September 30, 2009:

Category ++	Beginning Balance at 03/31/2009	Net Purchases/ (Sales)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)	Net Transfers In/ (Out) of Level 3	Ending Balance at 09/30/2009	Net Change in Unrealized Appreciation/ (Depreciation) on investments held at 09/30/2009
Mortgage-Backed Securities	$414	$(32)	$0	$0	$0	$0	$382	$(7)
Other Investments +++	951	0	0	0	131	0	1,082	131

Investments, at value	$1,365	$(32)	$0	$0	$131	$0	$1,464	$124

Financial Derivative Instruments ++++	$175	$0	$0	$0	$22	$(197)	$0	$0

Total	$1,540	$(32)	$0	$0	$153	$(197)	$1,464	$124

+	See note 2 in the Notes to Financial Statements for additional information.
++	Refer to the Schedule of Investments for additional information.
+++	Sum of all other categories each of which individually has an aggregate market value of less than 5% of net assets.
++++	Financial derivative instruments may include open futures contracts, swap contracts, written options, and foreign currency contracts.

See Accompanying Notes	Semiannual Report	September 30, 2009	69

Schedule of Investments  StocksPLUS® Fund  (Cont.)

(m)	Fair Value of Derivative Instruments ^

The following is a summary of the fair valuations of the Fund’s derivative instruments categorized by risk exposure:

Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of September 30, 2009:

	Derivatives not accounted for as hedging instruments
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Other Contracts	Total
Assets:
Variation margin receivable ^^	$620	$0	$0	$2,956	$0	$3,576
Unrealized appreciation on foreign currency contracts	0	412	0	0	0	412
Unrealized appreciation on swap agreements	1,107	0	955	12,195	0	14,257

	$1,727	$412	$955	$15,151	$0	$18,245

Liabilities:
Written options outstanding	$238	$0	$0	$0	$0	$238
Variation margin payable ^^	1	0	0	0	0	1
Unrealized depreciation on foreign currency contracts	0	292	0	0	0	292
Unrealized depreciation on swap agreements	0	0	2,896	0	0	2,896

	$239	$292	$2,896	$0	$0	$3,427

The Effect of Derivative Instruments on the Statement of Operations for the Six Months Ended September 30, 2009:

	Derivatives not accounted for as hedging instruments
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result from Operations:
Net realized gain on investments (purchased options)	$81	$0	$0	$0	$0	$81
Net realized gain (loss) on futures contracts, written options and swaps	9,252	0	(5,913)	66,498	0	69,837
Net realized (loss) on foreign currency transactions	0	(645)	0	0	0	(645)

	$9,333	$(645)	$(5,913)	$66,498	$0	$69,273

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result from Operations:
Net change in unrealized (depreciation) on investments (purchased options)	$(680)	$0	$0	$0	$0	$(680)
Net change in unrealized appreciation (depreciation) on futures contracts, written options and swaps	(7,223)	0	13,415	19,071	0	25,263
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	0	1,178	0	0	0	1,178

	$(7,903)	$1,178	$13,415	$19,071	$0	$25,761

^	See note 2 in the Notes to Financial Statements for additional information.
^^	The Fair Values of Derivative Instruments may include cumulative appreciation/depreciation of futures contracts as reported in the Notes to Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

70	PIMCO Funds	See Accompanying Notes

Schedule of Investments StocksPLUS® Total Return Fund	(Unaudited) September 30, 2009

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
BANK LOAN OBLIGATIONS 1.0%

Daimler Finance North America LLC
4.250% due 08/03/2012	$1,960	$1,889

Total Bank Loan Obligations (Cost $1,892)		1,889

CORPORATE BONDS & NOTES 26.5%

BANKING & FINANCE 21.7%

Allstate Life Global Funding Trusts
5.375% due 04/30/2013	300	320

American Express Bank FSB
5.500% due 04/16/2013	500	528

American Express Centurion Bank
6.000% due 09/13/2017	1,000	1,036

American Express Credit Corp.
5.875% due 05/02/2013	300	318

American Express Travel Related Services Co., Inc.
5.250% due 11/21/2011	200	207

American General Finance Corp.
6.900% due 12/15/2017	900	630

American International Group, Inc.
5.050% due 10/01/2015	100	74
5.850% due 01/16/2018	2,300	1,668

Bank of America Corp.
0.770% due 08/15/2016	100	82
6.500% due 08/01/2016	1,000	1,053

Bank of Scotland PLC
4.880% due 04/15/2011	2,400	2,433

Barclays Bank PLC
5.450% due 09/12/2012	3,000	3,227
6.050% due 12/04/2017	600	605

Bear Stearns Cos. LLC
6.400% due 10/02/2017	1,600	1,743

BNP Paribas
5.186% due 06/29/2049	1,200	953

Calabash Re Ltd.
8.699% due 01/08/2010	700	693
11.199% due 01/08/2010	800	796

Citibank N.A.
1.625% due 03/30/2011	200	202

Citigroup, Inc.
0.313% due 12/28/2009	700	699
2.125% due 04/30/2012	100	102
5.500% due 04/11/2013	1,500	1,537
6.000% due 08/15/2017	1,900	1,877
8.500% due 05/22/2019	100	113

Deutsche Bank AG
0.740% due 02/17/2015	800	750

DnB NOR Bank ASA
0.580% due 10/13/2009	600	600

Ford Motor Credit Co. LLC
7.250% due 10/25/2011	400	389
7.375% due 02/01/2011	1,200	1,194

General Electric Capital Corp.
1.800% due 03/11/2011	100	101
3.000% due 12/09/2011	400	414
5.875% due 01/14/2038	500	460

GMAC LLC
6.000% due 12/15/2011	100	92
6.875% due 08/28/2012	900	821

Goldman Sachs Group, Inc.
6.150% due 04/01/2018	400	421
6.250% due 09/01/2017	1,200	1,271

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

JPMorgan Chase & Co.
6.000% due 01/15/2018	$400	$430

JPMorgan Chase Bank N.A.
6.000% due 10/01/2017	1,300	1,369

JPMorgan Chase Capital XX
6.550% due 09/15/2066	100	93

Lehman Brothers Holdings, Inc.
6.200% due 09/26/2014 (a)	1,800	315

Merrill Lynch & Co., Inc.
0.544% due 06/05/2012	700	674
0.692% due 02/05/2010	1,800	1,801
6.050% due 08/15/2012	1,200	1,281
6.875% due 04/25/2018	1,000	1,053

MetLife, Inc.
6.400% due 12/15/2066	300	258

Morgan Stanley
2.550% due 05/14/2010	700	708

National Australia Bank Ltd.
2.550% due 01/13/2012	400	408
5.350% due 06/12/2013	400	427

Petroleum Export Ltd.
5.265% due 06/15/2011	49	48

Principal Life Income Funding Trusts
5.550% due 04/27/2015	500	504

Resona Bank Ltd.
5.850% due 09/29/2049	200	173

Royal Bank of Scotland Group PLC
2.625% due 05/11/2012	1,800	1,828

SLM Corp.
0.693% due 01/31/2014	1,100	657

State Street Capital Trust IV
1.299% due 06/01/2077	100	65

Sumitomo Mitsui Banking Corp.
5.625% due 07/29/2049	1,100	1,047

TNK-BP Finance S.A.
6.125% due 03/20/2012	100	99

TransCapitalInvest Ltd. for OJSC AK Transneft
8.700% due 08/07/2018	100	109

UBS AG
5.750% due 04/25/2018	200	204
5.875% due 12/20/2017	400	410

USB Capital IX
6.189% due 10/29/2049	100	78

Wells Fargo & Co.
7.980% due 03/29/2049	1,400	1,281

		42,729

INDUSTRIALS 3.5%

AstraZeneca PLC
5.900% due 09/15/2017	300	336
6.450% due 09/15/2037	200	236

CODELCO, Inc.
6.150% due 10/24/2036	100	104

Dow Chemical Co.
4.850% due 08/15/2012	700	729

Kinder Morgan Energy Partners LP
5.950% due 02/15/2018	1,300	1,362

Kraft Foods, Inc.
6.125% due 02/01/2018	500	531

Peabody Energy Corp.
7.875% due 11/01/2026	100	97

Philip Morris International, Inc.
6.375% due 05/16/2038	200	231

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

President and Fellows of Harvard College
6.000% due 01/15/2019	$400	$459

Rohm and Haas Co.
6.000% due 09/15/2017	400	399

Time Warner, Inc.
0.684% due 11/13/2009	600	600

Union Pacific Corp.
5.700% due 08/15/2018	800	864

UnitedHealth Group, Inc.
4.875% due 02/15/2013	300	312

Vale Overseas Ltd.
5.625% due 09/15/2019	600	614

		6,874

UTILITIES 1.3%

Enel Finance International S.A.
6.800% due 09/15/2037	1,600	1,864

Qwest Corp.
7.625% due 06/15/2015	500	508

Ras Laffan Liquefied Natural Gas Co. Ltd. III
5.838% due 09/30/2027	300	296

		2,668

Total Corporate Bonds & Notes (Cost $52,346)		52,271

MUNICIPAL BONDS & NOTES 3.5%

California State General Obligation Bonds, Series 2009
5.650% due 04/01/2039	100	106
7.500% due 04/01/2034	100	110
7.550% due 04/01/2039	100	111

Chicago, Illinois Transit Authority Revenue Bonds, Series 2008
6.899% due 12/01/2040	700	784

Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2007
5.750% due 06/01/2047	3,100	2,587

Illinois State Municipal Electric Agency Revenue Bonds, Series 2009
6.832% due 02/01/2035	200	220

Iowa State Revenue Bonds, Series 2009
6.750% due 06/01/2034	500	535

Massachusetts State General Obligation Bonds, Series 2003
5.500% due 10/01/2017	600	730

North Carolina State Turnkpike Authority Revenue Bonds, Series 2009
6.700% due 01/01/2039	200	214

San Diego, California Tobacco Settlement Revenue Funding Corp. Revenue Bonds, Series 2006
7.125% due 06/01/2032	280	218

Texas State General Obligation Bonds, Series 2005
4.750% due 04/01/2035	300	308

University of California Revenue Bonds, Series 2009
6.270% due 05/15/2031	500	523

West Virginia State Tobacco Settlement Financing Authority Revenue Bonds, Series 2007
7.467% due 06/01/2047	575	456

Total Municipal Bonds & Notes (Cost $7,036)		6,902

See Accompanying Notes	Semiannual Report	September 30, 2009	71

Schedule of Investments  StocksPLUS® Total Return Fund  (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. GOVERNMENT AGENCIES 43.4%

Fannie Mae
0.306% due 12/25/2036	$256	$242
0.596% due 03/25/2044	578	545
2.251% due 07/01/2044	93	92
2.678% due 08/01/2033	69	70
3.604% due 05/01/2036	11	11
4.158% due 05/25/2035	66	68
4.367% due 09/01/2033	382	390
4.634% due 12/01/2036	48	48
4.834% due 09/01/2034	53	53
4.889% due 06/01/2033	229	236
5.000% due 04/25/2033 - 10/01/2039	7,621	7,905
5.000% due 07/01/2035 (d)	24	25
5.276% due 01/01/2036	241	251
5.500% due 01/01/2021 - 10/01/2039	32,729	34,411
5.500% due 06/01/2022 - 11/01/2038 (d)	11,879	12,477
6.000% due 02/01/2036 - 10/01/2039	16,818	17,759
6.000% due 09/01/2036 - 09/01/2037 (d)	1,494	1,580
6.500% due 10/01/2035 - 11/01/2039	6,670	7,111
6.500% due 08/01/2037 (d)	671	718
7.000% due 09/01/2013	5	5

Freddie Mac
2.251% due 02/25/2045	52	50
2.791% due 03/01/2034	294	300
4.669% due 02/01/2024	18	19
5.500% due 08/15/2030	2	2
8.000% due 01/01/2017	17	20

Ginnie Mae
4.375% due 03/20/2027	3	3
6.000% due 05/15/2033 - 04/15/2034	31	34
8.000% due 02/15/2030	2	2

Small Business Administration
5.520% due 06/01/2024	1,048	1,119

Total U.S. Government Agencies (Cost $82,845)		85,546

U.S. TREASURY OBLIGATIONS 7.6%

U.S. Treasury Bonds
3.500% due 02/15/2039	200	181
4.250% due 05/15/2039	1,800	1,863
4.375% due 02/15/2038	600	633
4.500% due 05/15/2038	1,200	1,292
4.500% due 08/15/2039	3,100	3,344

U.S. Treasury Notes
0.875% due 04/30/2011 (d)	265	266
1.000% due 07/31/2011 (d)	3,500	3,512
1.000% due 08/31/2011	3,900	3,909

Total U.S. Treasury Obligations (Cost $14,584)		15,000

MORTGAGE-BACKED SECURITIES 6.6%

American Home Mortgage Investment Trust
4.390% due 02/25/2045	208	168

Banc of America Commercial Mortgage, Inc.
5.929% due 05/10/2045	400	385

Banc of America Funding Corp.
3.487% due 05/25/2035	373	351
6.093% due 01/20/2047	443	291

Banc of America Mortgage Securities, Inc.
6.500% due 09/25/2033	26	25

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

BCRR Trust
5.858% due 07/17/2040	$500	$444

Bear Stearns Adjustable Rate Mortgage Trust
4.616% due 01/25/2034	97	88
5.117% due 04/25/2033	4	3
5.509% due 01/25/2034	4	4

Bear Stearns Alt-A Trust
5.355% due 05/25/2035	843	568
5.490% due 09/25/2035	182	115

Citigroup Mortgage Loan Trust, Inc.
4.700% due 12/25/2035	127	109

Commercial Mortgage Pass-Through Certificates
5.306% due 12/10/2046	200	175

Countrywide Alternative Loan Trust
0.426% due 05/25/2047	451	203
6.000% due 10/25/2033	67	65

Countrywide Home Loan Mortgage Pass-Through Trust
4.635% due 02/20/2035	936	822
5.250% due 02/20/2036	120	81

CS First Boston Mortgage Securities Corp.
2.799% due 05/25/2032	1	1

First Horizon Asset Securities, Inc.
5.366% due 08/25/2035	278	230

Greenpoint Mortgage Funding Trust
0.326% due 10/25/2046	313	248
0.326% due 01/25/2047	397	317

Greenwich Capital Commercial Funding Corp.
4.799% due 08/10/2042	100	96
5.444% due 03/10/2039	100	89

GS Mortgage Securities Corp. II
5.999% due 08/10/2045	200	166

GSR Mortgage Loan Trust
3.717% due 06/25/2034	276	254
5.237% due 11/25/2035	576	511

Impac CMB Trust
1.246% due 07/25/2033	56	43

JPMorgan Chase Commercial Mortgage Securities Corp.
5.420% due 01/15/2049	1,300	1,099
5.882% due 02/15/2051	100	85

Merrill Lynch Countrywide Commercial Mortgage Trust
5.485% due 03/12/2051	200	156

Merrill Lynch Mortgage Investors, Inc.
0.456% due 02/25/2036	203	117
4.910% due 12/25/2032	10	9

MLCC Mortgage Investors, Inc.
0.496% due 11/25/2035	164	113
3.100% due 01/25/2029	77	65

Prime Mortgage Trust
0.646% due 02/25/2019	9	8
0.646% due 02/25/2034	65	59

Salomon Brothers Mortgage Securities VII, Inc.
4.000% due 12/25/2018	273	261

Structured Adjustable Rate Mortgage Loan Trust
5.394% due 08/25/2035	192	137

Structured Asset Mortgage Investments, Inc.
0.496% due 07/19/2035	460	349

Structured Asset Securities Corp.
3.832% due 10/25/2035	295	180

Thornburg Mortgage Securities Trust
0.356% due 11/25/2046	352	333
0.366% due 09/25/2046	56	54

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Wachovia Bank Commercial Mortgage Trust
5.509% due 04/15/2047	$100	$78

WaMu Mortgage Pass-Through Certificates
0.536% due 10/25/2045	95	51
0.886% due 12/25/2027	924	695
1.901% due 02/25/2046	327	168
2.101% due 11/25/2042	58	36
2.301% due 08/25/2042	37	25
2.723% due 02/27/2034	54	50

Wells Fargo Mortgage-Backed Securities Trust
4.940% due 01/25/2035	579	525
4.948% due 03/25/2036	507	388
5.009% due 10/25/2035	2,433	2,093

Total Mortgage-Backed Securities (Cost $15,782)		12,986

ASSET-BACKED SECURITIES 3.6%

Access Group, Inc.
1.804% due 10/27/2025	1,445	1,459

ACE Securities Corp.
0.296% due 12/25/2036	84	69

Ally Auto Receivables Trust
1.320% due 03/15/2012	200	198

Amortizing Residential Collateral Trust
0.536% due 07/25/2032	18	11

Bear Stearns Asset-Backed Securities Trust
0.326% due 10/25/2036	106	97

Chase Issuance Trust
1.799% due 09/15/2015	2,200	2,263

Countrywide Asset-Backed Certificates
0.296% due 05/25/2047	134	127
0.326% due 06/25/2037	183	173
0.726% due 12/25/2031	70	36

CS First Boston Mortgage Securities Corp.
0.866% due 01/25/2032	13	9

First Franklin Mortgage Loan Asset-Backed Certificates
0.296% due 11/25/2036	279	274
0.316% due 12/25/2037	377	363

Fremont Home Loan Trust
0.296% due 10/25/2036	423	314
0.306% due 01/25/2037	180	118

HFC Home Equity Loan Asset-Backed Certificates
0.316% due 03/20/2036	39	39

JPMorgan Mortgage Acquisition Corp.
0.296% due 07/25/2036	168	161

Long Beach Mortgage Loan Trust
0.286% due 11/25/2036	181	174
0.526% due 10/25/2034	12	9

MASTR Asset-Backed Securities Trust
0.306% due 11/25/2036	120	114

Morgan Stanley ABS Capital I
0.296% due 10/25/2036	42	41

Nationstar Home Equity Loan Trust
0.366% due 04/25/2037	785	724

Residential Asset Mortgage Products, Inc.
0.346% due 08/25/2046	372	360

Truman Capital Mortgage Loan Trust
0.586% due 01/25/2034	37	34

Total Asset-Backed Securities (Cost $7,453)		7,167

72	PIMCO Funds	See Accompanying Notes

(Unaudited) September 30, 2009

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOVEREIGN ISSUES 0.2%

Export-Import Bank of China
4.875% due 07/21/2015		$100	$107

Mexico Government International Bond
5.950% due 03/19/2019		100	105
6.050% due 01/11/2040		100	100

Total Sovereign Issues (Cost $299)			312

FOREIGN CURRENCY-DENOMINATED ISSUES 2.5%

Brazil Government International Bond
10.250% due 01/10/2028	BRL	300	163

Fortis Bank Nederland Holding NV
3.000% due 04/17/2012	EUR	200	300

General Electric Capital Corp.
5.500% due 09/15/2067		2,000	2,298

Royal Bank of Scotland Group PLC
7.092% due 10/29/2049		1,100	813

Wachovia Corp.
0.999% due 08/01/2011		1,000	1,419

Total Foreign Currency-Denominated Issues (Cost $4,983)			4,993

		SHARES
CONVERTIBLE PREFERRED SECURITIES 0.6%

American International Group, Inc.
8.500% due 08/01/2011		21,600	250

	SHARES	MARKET VALUE (000S)

Motors Liquidation Co.
5.250% due 03/06/2032 (a)	40,000	$146

Wells Fargo & Co.
7.500% due 12/31/2049	900	804

Total Convertible Preferred Securities (Cost $2,447)		1,200

PREFERRED STOCKS 1.0%

DG Funding Trust
0.652% due 12/31/2049	217	1,853

Total Preferred Stocks (Cost $2,294)		1,853

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 10.5%

REPURCHASE AGREEMENTS 1.7%

JPMorgan Chase Bank N.A.
0.030% due 10/01/2009	$2,000	2,000
(Dated 09/30/2009. Collateralized by U.S. Treasury Notes 3.125% due 08/31/2013 valued at $2,041. Repurchase proceeds are $2,000.)

State Street Bank and Trust Co.
0.010% due 10/01/2009	1,298	1,298
(Dated 09/30/2009. Collateralized by U.S. Treasury Bills 0.000% due 12/10/2009 valued at $1,325. Repurchase proceeds are $1,298.)

		3,298

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. CASH MANAGEMENT BILLS 0.0%
0.195% due 04/01/2010 (d)	$ 5	$5

U.S. TREASURY BILLS 0.2%
0.189% due 03/25/2010 (d)	423	423

	SHARES
SHORT-TERM FLOATING NAV PORTFOLIO (b) 8.6%
	1,702,317	17,045

Total Short-Term Instruments (Cost $20,768)		20,771

PURCHASED OPTIONS (f) 0.0%
(Cost $4)		0

Total Investments 107.0% (Cost $212,733)		$210,890

Written Options (g) (0.1%) (Premiums $300)		(132)

Other Assets and Liabilities (Net) (6.9%)		(13,568)

Net Assets 100.0%		$197,190

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Security is in default.
(b)	Affiliated to the Fund.
(c)	The average amount of borrowings while outstanding during the period ended September 30, 2009 was $54,409 at a weighted average interest rate of 0.378%. On September 30, 2009, there were no open reverse repurchase agreements.
(d)	Securities with an aggregate market value of $7,690 and cash of $1,381 have been pledged as collateral for the following open futures contracts on September 30, 2009:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
90-Day Euribor December Futures	Long	12/2009	4	$10
90-Day Euribor March Futures	Long	03/2010	6	16
90-Day Eurodollar December Futures	Long	12/2009	142	159
90-Day Eurodollar December Futures	Long	12/2010	41	27
90-Day Eurodollar June Futures	Long	06/2010	37	71
90-Day Eurodollar March Futures	Long	03/2010	40	298
90-Day Eurodollar September Futures	Long	09/2010	8	20
E-Mini S&P 500 Index December Futures	Long	12/2009	96	158
S&P 500 Index December Futures	Long	12/2009	361	2,600
U.S. Treasury 2-Year Note December Futures	Long	12/2009	6	0
U.S. Treasury 10-Year Note December Futures	Long	12/2009	9	10
U.S. Treasury 30-Year Bond December Futures	Long	12/2009	46	30
United Kingdom 90-Day LIBOR Sterling Interest Rate December Futures	Long	12/2009	5	42
United Kingdom 90-Day LIBOR Sterling Interest Rate December Futures	Long	12/2010	4	3
United Kingdom 90-Day LIBOR Sterling Interest Rate June Futures	Long	06/2010	4	6
United Kingdom 90-Day LIBOR Sterling Interest Rate March Futures	Long	03/2010	2	4
United Kingdom 90-Day LIBOR Sterling Interest Rate March Futures	Long	03/2011	2	0
United Kingdom 90-Day LIBOR Sterling Interest Rate September Futures	Long	09/2010	4	4

				$3,458

See Accompanying Notes	Semiannual Report	September 30, 2009	73

Schedule of Investments  StocksPLUS® Total Return Fund  (Cont.)

(e)	Swap agreements outstanding on September 30, 2009:

Credit Default Swaps on Corporate, Sovereign, and U.S. Municipal Issues - Sell Protection (1)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at September 30, 2009 (3)	Notional Amount (4)	Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Brazil Government International Bond	DUB	3.050%	12/20/2009	0.574%	$1,000	$14	$0	$14
CIT Group, Inc.	RBS	5.170%	03/20/2013	29.111%	400	(129)	0	(129)
General Electric Capital Corp.	BCLY	0.620%	03/20/2011	1.638%	700	(10)	0	(10)
General Electric Capital Corp.	BCLY	0.640%	12/20/2012	1.959%	700	(28)	0	(28)
General Electric Capital Corp.	BCLY	1.670%	03/20/2013	1.977%	1,400	(13)	0	(13)
GMAC, Inc.	JPM	4.850%	09/20/2012	6.550%	500	(21)	0	(21)
JSC Gazprom	BCLY	1.600%	12/20/2012	2.595%	1,200	(31)	0	(31)

						$(218)	$0	$(218)

Credit Default Swaps on Credit Indices - Buy Protection (2)
Index/Tranches	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Notional Amount (4)	Market Value (5)	Upfront Premiums Paid/(Received)	Unrealized (Depreciation)
CDX.IG-12 5-Year Index	GSC	(1.000%	)	06/20/2014	$300	$1	$3	$(2)

Credit Default Swaps on Credit Indices - Sell Protection (1)
Index/Tranches	Counterparty	Fixed Deal Receive Rate	Maturity Date	Notional Amount (4)	Market Value (5)	Upfront Premiums Paid/(Received)	Unrealized Appreciation
CDX.IG-9 5-Year Index 30-100%	DUB	0.708%	12/20/2012	$1,361	$20	$0	$20
CDX.IG-9 10-Year Index 30-100%	GSC	0.548%	12/20/2017	389	5	0	5
CDX.IG-9 10-Year Index 30-100%	JPM	0.552%	12/20/2017	681	10	0	10

					$35	$0	$35

(1)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities compromising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities compromising the referenced index.
(2)	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the underlying securities compromising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the underlying securities compromising the referenced index.
(3)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, U.S. municipal issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
(4)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(5)	The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	1-Month EUR-FRCPXTOB Index	2.090%	10/15/2010	BNP	EUR	1,100	$64	$0	$64
Pay	1-Year BRL-CDI	11.360%	01/04/2010	BCLY	BRL	1,700	3	0	3
Pay	1-Year BRL-CDI	11.430%	01/04/2010	MLP		1,100	3	0	3
Pay	1-Year BRL-CDI	11.465%	01/04/2010	GSC		400	1	0	1
Pay	1-Year BRL-CDI	12.410%	01/04/2010	UBS		600	9	(1)	10
Pay	1-Year BRL-CDI	12.670%	01/04/2010	MSC		600	9	(1)	10
Pay	1-Year BRL-CDI	12.780%	01/04/2010	MSC		1,700	34	2	32
Pay	1-Year BRL-CDI	12.948%	01/04/2010	MLP		700	16	1	15
Pay	1-Year BRL-CDI	10.575%	01/02/2012	UBS		2,500	(39)	(45)	6
Pay	1-Year BRL-CDI	10.600%	01/02/2012	BCLY		900	(5)	0	(5)
Pay	1-Year BRL-CDI	10.600%	01/02/2012	JPM		600	(3)	0	(3)
Pay	1-Year BRL-CDI	10.610%	01/02/2012	HSBC		1,400	(8)	0	(8)
Pay	1-Year BRL-CDI	10.835%	01/02/2012	GSC		8,300	(21)	8	(29)
Pay	1-Year BRL-CDI	11.980%	01/02/2012	MLP		2,000	19	0	19
Pay	1-Year BRL-CDI	12.540%	01/02/2012	MLP		1,500	26	(10)	36
Pay	1-Year BRL-CDI	14.765%	01/02/2012	HSBC		100	4	0	4
Pay	1-Year BRL-CDI	14.765%	01/02/2012	MLP		300	13	1	12
Pay	3-Month AUD Bank Bill	4.500%	06/15/2011	DUB	AUD	300	(2)	1	(3)
Pay	3-Month AUD Bank Bill	4.500%	06/15/2011	UBS		15,200	(117)	8	(125)

74	PIMCO Funds	See Accompanying Notes

(Unaudited) September 30, 2009

Interest Rate Swaps (Cont.)
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	3-Month USD-LIBOR	3.000%	12/16/2010	BOA		$3,000	$65	$63	$2
Pay	3-Month USD-LIBOR	3.000%	12/16/2010	MSC		7,700	166	161	5
Pay	3-Month USD-LIBOR	3.000%	02/04/2011	RBS		2,200	72	64	8
Pay	3-Month USD-LIBOR	3.600%	07/07/2011	RBS		4,600	232	0	232
Pay	3-Month USD-LIBOR	3.450%	08/05/2011	BCLY		11,800	543	0	543
Pay	3-Month USD-LIBOR	3.450%	08/05/2011	JPM		8,200	377	0	377
Pay	3-Month USD-LIBOR	3.450%	08/05/2011	MLP		3,200	147	0	147
Pay	3-Month USD-LIBOR	3.450%	08/05/2011	MSC		19,500	897	0	897
Pay	3-Month USD-LIBOR	3.450%	08/05/2011	RBS		23,500	1,081	436	645
Pay	3-Month USD-LIBOR	3.000%	12/16/2011	BOA		700	20	16	4
Pay	6-Month AUD Bank Bill	6.000%	09/15/2012	UBS	AUD	2,700	1	0	1
Pay	6-Month AUD Bank Bill	5.000%	06/15/2013	DUB		1,000	(24)	4	(28)
Pay	6-Month EUR-LIBOR	4.500%	03/18/2014	BNP	EUR	400	56	(6)	62
Pay	6-Month GBP-LIBOR	6.000%	12/19/2009	GSC	GBP	800	29	(8)	37
Pay	6-Month GBP-LIBOR	5.100%	09/15/2013	RBS		900	118	(2)	120
Pay	6-Month GBP-LIBOR	5.000%	09/17/2013	GSC		100	13	1	12
Pay	6-Month GBP-LIBOR	5.000%	09/17/2013	HSBC		500	63	5	58
Pay	6-Month GBP-LIBOR	5.000%	03/18/2014	DUB		100	13	0	13
Pay	6-Month GBP-LIBOR	5.250%	03/18/2014	GSC		100	14	0	14
Pay	6-Month GBP-LIBOR	5.250%	03/18/2014	RBS		300	44	0	44

							$3,933	$698	$3,235

Total Return Swaps on Indices

Pay/Receive Total Return on Reference Index	Index	# of Shares or Units	Floating Rate (6)	Notional Amount	Maturity Date	Counterparty	Unrealized Appreciation
Receive	S&P 500 Index	54,111	3-Month USD-LIBOR less 0.070%	$87,244	01/29/2010	MLP	$6,467

(6)	Floating rate is based upon predetermined notional amounts, which may be a multiple of the number of shares or units disclosed.

(f)	Purchased options outstanding on September 30, 2009:

Options on Securities
Description	Strike Price	Expiration Date	Notional Amount	Cost	Market Value
Put - OTC Fannie Mae 6.000% due 10/01/2039	$92.000	10/07/2009	$35,000	$4	$0

(g)	Written options outstanding on September 30, 2009:

Options on Exchange-Traded Futures Contracts
Description	Exercise Price	Expiration Date	# of Contracts	Premium	Market Value
Call - CBOT U.S. Treasury 10-Year Note December Futures	$121.000	11/20/2009	4	$3	$1
Put - CBOT U.S. Treasury 10-Year Note December Futures	115.000	11/20/2009	4	3	2

				$6	$3

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Premium	Market Value
Put - OTC 10-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Pay	4.350%	11/23/2009	$1,100	$5	$2
Put - OTC 7-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Pay	6.000%	08/31/2010	1,000	7	5
Put - OTC 5-Year Interest Rate Swap	BNP	3-Month USD-LIBOR	Pay	5.000%	06/15/2010	4,000	42	15
Put - OTC 7-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Pay	6.000%	08/31/2010	12,000	100	56
Put - OTC 5-Year Interest Rate Swap	MLP	3-Month USD-LIBOR	Pay	3.420%	11/23/2009	7,000	73	11
Call - OTC 10-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Receive	3.000%	11/23/2009	4,000	25	12
Put - OTC 7-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	6.000%	08/31/2010	6,000	42	28

							$294	$129

See Accompanying Notes	Semiannual Report	September 30, 2009	75

Schedule of Investments  StocksPLUS® Total Return Fund  (Cont.)

Transactions in written call and put options for the period ended September 30, 2009:

	# of Contracts	Notional Amount	Premium
Balance at 03/31/2009	63	$7,000	$57
Sales	20	76,100	641
Closing Buys	(5)	(46,000)	(357)
Expirations	(61)	(2,000)	(35)
Exercised	(9)	0	(6)

Balance at 09/30/2009	8	$35,100	$300

(h)	Short sales outstanding on September 30, 2009:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Market Value
Fannie Mae	5.000%	10/01/2024	$10	$10	$11
Fannie Mae	5.000%	10/01/2039	1,100	1,122	1,136
Fannie Mae	5.500%	10/01/2039	500	516	521
Fannie Mae	5.500%	11/01/2039	29,000	30,101	30,237

				$31,749	$31,905

(i)	Foreign currency contracts outstanding on September 30, 2009:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	AUD	879	10/2009	JPM	$8	$0	$8
Buy		879	10/2009	RBS	44	0	44
Sell	BRL	1,650	10/2009	DUB	0	(55)	(55)
Buy		1,650	10/2009	JPM	127	0	127
Buy		1,650	02/2010	DUB	55	0	55
Buy	CAD	226	10/2009	CITI	2	0	2
Buy	CNY	206	03/2010	BCLY	0	0	0
Buy		206	03/2010	HSBC	0	0	0
Buy		1,265	03/2010	JPM	0	(2)	(2)
Buy		340	08/2010	HSBC	0	0	0
Buy		666	08/2010	JPM	0	0	0
Buy		652	08/2010	MSC	0	0	0
Sell	EUR	1,084	10/2009	BCLY	0	(34)	(34)
Sell		1,297	10/2009	BNP	0	(41)	(41)
Sell	GBP	693	10/2009	BNP	50	0	50
Sell	JPY	24,469	10/2009	RBC	0	(3)	(3)
Sell		4,371	10/2009	RBS	0	(1)	(1)
Buy	KRW	22,284	11/2009	DUB	1	0	1
Buy		44,766	11/2009	JPM	2	0	2
Buy		22,262	11/2009	MSC	1	0	1
Buy	MYR	127	11/2009	BCLY	1	0	1
Buy		64	11/2009	BOA	0	0	0
Buy		60	11/2009	RBS	0	0	0
Buy	SGD	52	11/2009	DUB	1	0	1
Buy		52	11/2009	HSBC	1	0	1
Buy	TWD	1,176	11/2009	GSC	1	0	1
Buy		1,179	11/2009	HSBC	1	0	1

					$295	$(136)	$159

(j)	Fair Value Measurements +

The following is a summary of the fair valuations according to the inputs used as of September 30, 2009 in valuing the Fund’s assets and liabilities:

Category ++	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 09/30/2009
Corporate Bonds & Notes	$0	$52,271	$0	$52,271
U.S. Government Agencies	0	85,546	0	85,546
U.S. Treasury Obligations	0	15,000	0	15,000
Mortgage-Backed Securities	0	12,362	624	12,986
Short-Term Instruments	17,045	3,726	0	20,771
Other Investments +++	1,053	23,263	0	24,316

Investments, at value	$18,098	$192,168	$624	$210,890

Short Sales, at value	$0	$(31,905)	$0	$(31,905)

Financial Derivative Instruments ++++	$3,458	$9,544	$0	$13,002

Total	$21,556	$169,807	$624	$191,987

76	PIMCO Funds	See Accompanying Notes

(Unaudited) September 30, 2009

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ending September 30, 2009:

Category ++	Beginning Balance at 03/31/2009	Net Purchases/ (Sales)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)	Net Transfers In/ (Out) of Level 3	Ending Balance at 09/30/2009	Net Change in Unrealized Appreciation/ (Depreciation) on investments held at 09/30/2009
Mortgage-Backed Securities	$0	$393	$0	$0	$29	$202	$624	$24
Other Investments +++	45	(9)	0	0	(2)	(34)	0	0

Investments, at value	$45	$384	$0	$0	$27	$168	$624	$24

Financial Derivative Instruments ++++	$91	$0	$0	$0	$6	$(97)	$0	$0

Total	$136	$384	$0	$0	$33	$71	$624	$24

+	See note 2 in the Notes to Financial Statements for additional information.
++	Refer to the Schedule of Investments for additional information.
+++	Sum of all other categories each of which individually has an aggregate market value of less than 5% of net assets.
++++	Financial derivative instruments may include open futures contracts, swap contracts, written options, and foreign currency contracts.

(k)	Fair Value of Derivative Instruments ^

The following is a summary of the fair valuations of the Fund’s derivative instruments categorized by risk exposure:

Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of September 30, 2009:

	Derivatives not accounted for as hedging instruments
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Other Contracts	Total
Assets:
Variation margin receivable ^^	$700	$0	$0	$2,758	$0	$3,458
Unrealized appreciation on foreign currency contracts	0	295	0	0	0	295
Unrealized appreciation on swap agreements	3,436	0	49	6,467	0	9,952

	$4,136	$295	$49	$9,225	$0	$13,705

Liabilities:
Written options outstanding	$132	$0	$0	$0	$0	$132
Unrealized depreciation on foreign currency contracts	0	136	0	0	0	136
Unrealized depreciation on swap agreements	200	0	235	0	0	435

	$332	$136	$235	$0	$0	$703

The Effect of Derivative Instruments on the Statement of Operations for the Six Months Ended September 30, 2009:

	Derivatives not accounted for as hedging instruments
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result from Operations:
Net realized gain on investments (purchased options)	$126	$0	$0	$0	$0	$126
Net realized gain (loss) on futures contracts, written options and swaps	2,640	0	(2,634)	37,544	0	37,550
Net realized (loss) on foreign currency transactions	0	(697)	0	0	0	(697)

	$2,766	$(697)	$(2,634)	$37,544	$0	$36,979

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result from Operations:
Net change in unrealized (depreciation) on investments (purchased options)	$(2,470)	$0	$0	$0	$0	$(2,470)
Net change in unrealized appreciation on futures contracts, written options and swaps	1,274	0	3,274	7,724	0	12,272
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	0	790	0	0	0	790

	$(1,196)	$790	$3,274	$7,724	$0	$10,592

^	See note 2 in the Notes to Financial Statements for additional information.
^^	The Fair Values of Derivative Instruments may include cumulative appreciation/depreciation of futures contracts as reported in the Notes to Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

See Accompanying Notes	Semiannual Report	September 30, 2009	77

Schedule of Investments  StocksPLUS® TR Short Strategy Fund

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CORPORATE BONDS & NOTES 26.2%

BANKING & FINANCE 20.6%

American Express Bank FSB
5.500% due 04/16/2013	$1,100	$1,162
6.000% due 09/13/2017	700	725

American Express Centurion Bank
0.324% due 07/13/2010	600	595

American Express Credit Corp.
0.396% due 10/04/2010	600	593

American Express Travel Related Services Co., Inc.
0.461% due 06/01/2011	2,000	1,918

American General Finance Corp.
4.875% due 05/15/2010	700	673

American International Group, Inc.
4.700% due 10/01/2010	1,700	1,642

BA Covered Bond Issuer
5.500% due 06/14/2012	1,000	1,030

Bank of America Corp.
0.549% due 02/12/2010	800	800
0.770% due 08/15/2016	100	82
6.500% due 08/01/2016	2,200	2,317

Bank of America N.A.
6.000% due 10/15/2036	300	297

Bank of Scotland PLC
0.374% due 12/08/2010	3,000	2,931
4.880% due 04/15/2011	5,500	5,575

Barclays Bank PLC
6.050% due 12/04/2017	900	907

Bear Stearns Cos. LLC
0.650% due 08/15/2011	1,300	1,294
0.910% due 07/19/2010	300	301
6.400% due 10/02/2017	700	763

C10 Capital SPV Ltd.
6.722% due 12/31/2049	200	158

Calabash Re Ltd.
8.699% due 01/08/2010	400	396

Citibank N.A.
1.625% due 03/30/2011	400	405

Citigroup Capital XXI
8.300% due 12/21/2057	500	449

Citigroup Funding, Inc.
1.518% due 05/07/2010	3,905	3,909

Citigroup, Inc.
0.313% due 12/28/2009	1,500	1,498
0.579% due 05/18/2010	4,380	4,361
2.125% due 04/30/2012	300	304
5.500% due 04/11/2013	4,200	4,303
5.625% due 08/27/2012	200	202
8.500% due 05/22/2019	100	113

Countrywide Financial Corp.
5.800% due 06/07/2012	2,600	2,745

Deutsche Bank AG
0.740% due 02/17/2015	600	562
6.000% due 09/01/2017	600	649

Deutsche Bank Capital Funding Trust I
2.398% due 12/29/2049	3,900	2,632

Dexia Credit Local
0.939% due 09/23/2011	1,300	1,313

Ford Motor Credit Co. LLC
7.250% due 10/25/2011	600	583
7.375% due 02/01/2011	2,100	2,090
8.000% due 06/01/2014	400	385

Foundation Re II Ltd.
7.190% due 11/26/2010	400	393

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

General Electric Capital Corp.
1.800% due 03/11/2011	$200	$203
3.000% due 12/09/2011	1,500	1,554
6.875% due 01/10/2039	1,000	1,051

GMAC LLC
6.875% due 08/28/2012	600	547

Goldman Sachs Group, Inc.
6.150% due 04/01/2018	1,400	1,475

HBOS PLC
5.375% due 11/29/2049	2,500	1,638

HSBC Finance Corp.
0.564% due 10/21/2009	200	200

International Lease Finance Corp.
0.627% due 05/24/2010	900	857

JPMorgan Chase & Co.
0.417% due 12/21/2011	2,800	2,777
0.785% due 10/02/2009	500	500

JPMorgan Chase Capital XXI
1.433% due 02/02/2037	1,700	1,135

Lehman Brothers Holdings, Inc.
2.951% due 05/25/2010 (a)	3,300	569
3.005% due 07/18/2011 (a)	300	52
3.011% due 12/23/2010 (a)	200	34
3.052% due 11/10/2009 (a)	200	34
5.625% due 01/24/2013 (a)	300	54

Merrill Lynch & Co., Inc.
0.410% due 12/04/2009	2,200	2,200
0.544% due 06/05/2012	1,400	1,347
0.640% due 02/15/2011	1,700	1,657
0.692% due 02/05/2010	4,700	4,701

Metropolitan Life Global Funding I
0.893% due 09/17/2010	5,200	5,189

Morgan Stanley
0.760% due 01/18/2011	1,700	1,684
0.788% due 01/09/2012	400	390
2.550% due 05/14/2010	1,200	1,213
5.950% due 12/28/2017	500	510

National Australia Bank Ltd.
2.550% due 01/13/2012	2,200	2,244

Nationwide Life Global Funding I
0.631% due 05/19/2010	2,400	2,360

Northern Rock PLC
5.625% due 06/22/2017	2,600	2,395

Pricoa Global Funding I
1.130% due 06/04/2010	2,000	1,988

Protective Life Secured Trusts
0.411% due 11/09/2010	2,500	2,262

Prudential Financial, Inc.
0.570% due 06/10/2013	1,000	885

Royal Bank of Scotland Group PLC
0.785% due 10/14/2016	1,400	1,113
0.854% due 04/08/2011	2,500	2,507
4.875% due 08/25/2014	100	102

SLM Corp.
0.499% due 03/15/2011	2,000	1,802
0.664% due 07/26/2010	100	95
0.693% due 01/31/2014	1,000	597
0.734% due 10/25/2011	1,200	1,007

Societe Generale
5.922% due 04/29/2049	500	361

Sun Life Financial Global Funding LP
0.828% due 07/06/2010	2,500	2,468

Tenneco, Inc.
8.125% due 11/15/2015	200	195

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

TNK-BP Finance S.A.
6.125% due 03/20/2012	$100	$99

TransCapitalInvest Ltd. for OJSC AK Transneft
8.700% due 08/07/2018	200	219

UBS AG
1.392% due 05/05/2010	1,400	1,403

USB Capital IX
6.189% due 10/29/2049	300	233

Wachovia Corp.
0.639% due 10/15/2011	4,400	4,340
0.673% due 08/01/2013	700	669

Wells Fargo & Co.
0.349% due 03/23/2010	800	800
7.980% due 03/29/2049	1,100	1,006

		113,776

INDUSTRIALS 3.2%

AIG SunAmerica Global Financing VI
6.300% due 05/10/2011	1,375	1,356

AmeriGas Partners LP
7.125% due 05/20/2016	200	193

Citigroup Global Markets Deutschland AG for OAO Gazprom
10.500% due 10/21/2009	300	302

CODELCO, Inc.
7.500% due 01/15/2019	300	364

Daimler Finance North America LLC
7.750% due 01/18/2011	3,700	3,923

Eaton Vance Corp.
6.500% due 10/02/2017	600	649

Gaz Capital S.A.
6.212% due 11/22/2016	100	96

GlaxoSmithKline Capital, Inc.
1.079% due 05/13/2010	2,200	2,209

Petrobras International Finance Co.
7.875% due 03/15/2019	2,200	2,549

Reynolds American, Inc.
0.999% due 06/15/2011	2,360	2,322

Roche Holdings, Inc.
2.393% due 02/25/2011	1,100	1,130

Starwood Hotels & Resorts Worldwide, Inc.
7.875% due 05/01/2012	150	156

Union Pacific Corp.
5.700% due 08/15/2018	500	540

Vale Overseas Ltd.
5.625% due 09/15/2019	1,500	1,534

Williams Cos., Inc.
6.375% due 10/01/2010	100	103

		17,426

UTILITIES 2.4%

Centrais Eletricas Brasileiras S.A.
6.875% due 07/30/2019	3,300	3,580

Deutsche Telekom International Finance BV
8.500% due 06/15/2010	1,000	1,048

EDF S.A.
5.500% due 01/26/2014	200	220
6.500% due 01/26/2019	200	230
6.950% due 01/26/2039	200	249

Telefonica Emisiones SAU
0.809% due 02/04/2013	2,000	1,965

Verizon Wireless Capital LLC
3.025% due 05/20/2011	2,400	2,484

78	PIMCO Funds	See Accompanying Notes

(Unaudited) September 30, 2009

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Vodafone Group PLC
5.000% due 12/16/2013	$3,200	$3,417

		13,193

Total Corporate Bonds & Notes (Cost $141,550)		144,395

CONVERTIBLE BONDS & NOTES 0.0%

Goodrich Petroleum Corp.
3.250% due 12/01/2026	150	140

Total Convertible Bonds & Notes (Cost $127)		140

MUNICIPAL BONDS & NOTES 0.9%

California State General Obligation Bonds, Series 2009
5.650% due 04/01/2039	100	106
7.500% due 04/01/2034	100	110
7.550% due 04/01/2039	100	111

Chicago, Illinois Transit Authority Revenue Bonds, Series 2008
6.899% due 12/01/2040	800	896

Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2007
5.750% due 06/01/2047	1,100	918

Iowa State Tobacco Settlement Authority Revenue Bonds, Series 2005
6.500% due 06/01/2023	80	62

Louisiana State Tobacco Settlement Financing Corp. Revenue Bonds, Series 2001
5.875% due 05/15/2039	25	24

New York State Metropolitan Transportation Authority Revenue Bonds, Series 2009
7.336% due 11/15/2039	1,300	1,609

Ohio State Buckeye Tobacco Settlement Financing Authority Revenue Bonds, Series 2007
5.875% due 06/01/2047	1,000	813

San Diego, California Tobacco Settlement Revenue Funding Corp. Revenue Bonds, Series 2006
7.125% due 06/01/2032	90	70

West Virginia State Tobacco Settlement Financing Authority Revenue Bonds, Series 2007
7.467% due 06/01/2047	290	230

Total Municipal Bonds & Notes (Cost $4,827)		4,949

U.S. GOVERNMENT AGENCIES 14.6%

Fannie Mae
0.596% due 09/25/2042	165	153
2.837% due 09/01/2035	108	110
2.953% due 06/01/2034	445	450
2.998% due 11/01/2035	31	31
3.245% due 07/01/2035	121	124
3.623% due 03/01/2035	12	13
4.035% due 12/01/2033	60	61
4.148% due 10/01/2034	14	14
4.827% due 06/01/2035	224	234
4.962% due 06/01/2035	217	225
5.000% due 10/01/2035 - 10/01/2039	4,737	4,897
5.000% due 03/01/2036 (e)	6,427	6,664
5.092% due 12/01/2033	33	34
5.500% due 11/01/2021 - 06/01/2038	8,112	8,516
6.000% due 10/01/2026 - 10/01/2039	31,036	32,789

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.000% due 05/01/2027 - 11/01/2038 (e)	$12,385	$13,100
6.500% due 11/01/2039	1,900	2,023

Freddie Mac
4.062% due 11/01/2034	95	99
4.712% due 06/01/2035	276	286
5.500% due 08/15/2030 - 09/01/2038	1,607	1,684
5.500% due 02/01/2038 (e)	3,629	3,804
6.000% due 08/01/2027 - 10/01/2039	3,035	3,208

Ginnie Mae
6.000% due 07/15/2037 - 10/01/2039	881	931

Small Business Administration
4.430% due 05/01/2029	1,300	1,356
5.520% due 06/01/2024	16	17

Total U.S. Government Agencies (Cost $78,737)		80,823

U.S. TREASURY OBLIGATIONS 41.5%

U.S. Treasury Bonds
3.500% due 02/15/2039	500	453
4.250% due 05/15/2039 (e)	9,000	9,316
4.500% due 05/15/2038	5,300	5,708
4.500% due 08/15/2039 (e)	21,400	23,085
4.750% due 02/15/2037	200	223
5.375% due 02/15/2031 (e)	700	832

U.S. Treasury Notes
0.875% due 04/30/2011 (e)	5,478	5,496
1.000% due 07/31/2011 (e)	6,193	6,214
1.000% due 08/31/2011 (e)	166,400	166,777
3.000% due 09/30/2016	11,100	11,150

Total U.S. Treasury Obligations (Cost $226,737)		229,254

MORTGAGE-BACKED SECURITIES 2.7%

American Home Mortgage Investment Trust
4.390% due 02/25/2045	30	24

Banc of America Commercial Mortgage, Inc.
5.837% due 06/10/2049	2,900	2,384
5.929% due 05/10/2045	300	289

Banc of America Funding Corp.
3.487% due 05/25/2035	53	50
3.931% due 06/25/2034	132	125

Banc of America Mortgage Securities, Inc.
3.915% due 05/25/2033	169	154

BCRR Trust
5.858% due 07/17/2040	500	444

Bear Stearns Adjustable Rate Mortgage Trust
3.915% due 11/25/2034	306	282
4.342% due 11/25/2034	93	87
4.617% due 10/25/2035	91	90
4.764% due 12/25/2035	205	182

Bear Stearns Alt-A Trust
5.490% due 09/25/2035	46	29

Citigroup Mortgage Loan Trust, Inc.
2.850% due 12/25/2035	88	76
4.700% due 12/25/2035	64	54

Commercial Mortgage Pass-Through Certificates
5.306% due 12/10/2046	300	262

Countrywide Alternative Loan Trust
0.526% due 02/25/2037	668	347
4.500% due 06/25/2035	18	18

Countrywide Home Loan Mortgage Pass-Through Trust
4.635% due 02/20/2035	390	343

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.654% due 11/25/2034	$212	$157
5.250% due 02/20/2036	60	41

CS First Boston Mortgage Securities Corp.
4.938% due 12/15/2040	21	21

Greenwich Capital Commercial Funding Corp.
5.444% due 03/10/2039	100	89

GS Mortgage Securities Corp. II
5.999% due 08/10/2045	100	83

GSR Mortgage Loan Trust
4.116% due 09/25/2035	162	150
5.237% due 11/25/2035	288	255

Harborview Mortgage Loan Trust
0.336% due 01/19/2038	358	340
0.416% due 12/19/2036	1,470	717
0.466% due 05/19/2035	47	25

JPMorgan Chase Commercial Mortgage Securities Corp.
5.336% due 05/15/2047	1,700	1,461
5.882% due 02/15/2051	100	85

JPMorgan Mortgage Trust
5.012% due 02/25/2035	97	93

LB-UBS Commercial Mortgage Trust
4.990% due 11/15/2030	42	42

Lehman Brothers Floating Rate Commercial Mortgage Trust
0.323% due 09/15/2021	44	39

Mellon Residential Funding Corp.
0.683% due 12/15/2030	432	370
0.723% due 06/15/2030	6	5

Merrill Lynch Countrywide Commercial Mortgage Trust
5.378% due 08/12/2048	1,590	1,191
5.485% due 03/12/2051	100	78

Merrill Lynch Mortgage Investors, Inc.
0.456% due 02/25/2036	145	84
3.771% due 05/25/2033	150	143

MLCC Mortgage Investors, Inc.
0.496% due 11/25/2035	164	113

Morgan Stanley Capital I
5.809% due 12/12/2049	1,700	1,460

Nomura Asset Acceptance Corp.
4.976% due 05/25/2035	654	425

Structured Adjustable Rate Mortgage Loan Trust
2.451% due 01/25/2035	110	54
3.568% due 08/25/2034	200	159
3.750% due 02/25/2034	135	111

Structured Asset Mortgage Investments, Inc.
0.526% due 02/25/2036	61	34

Structured Asset Securities Corp.
0.296% due 05/25/2036	195	184

Thornburg Mortgage Securities Trust
0.356% due 11/25/2046	251	238

Wachovia Bank Commercial Mortgage Trust
0.333% due 09/15/2021	863	645
5.509% due 04/15/2047	100	78

WaMu Mortgage Pass-Through Certificates
2.101% due 11/25/2042	25	15
3.099% due 10/25/2046	602	323

Wells Fargo Mortgage-Backed Securities Trust
4.940% due 01/25/2035	267	242
4.948% due 03/25/2036	253	194

Total Mortgage-Backed Securities (Cost $17,225)		14,984

See Accompanying Notes	Semiannual Report	September 30, 2009	79

Schedule of Investments  StocksPLUS® TR Short Strategy Fund  (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ASSET-BACKED SECURITIES 1.2%

ACE Securities Corp.
0.306% due 10/25/2036	$86	$57

Asset-Backed Securities Corp. Home Equity
0.521% due 09/25/2034	72	51

Citigroup Mortgage Loan Trust, Inc.
0.306% due 05/25/2037	396	332

Countrywide Asset-Backed Certificates
0.296% due 03/25/2047	18	17
0.326% due 06/25/2037	209	198
0.726% due 12/25/2031	1	0

Ford Credit Auto Owner Trust
1.210% due 01/15/2012	500	501

HSI Asset Securitization Corp. Trust
0.296% due 12/25/2036	44	30

JPMorgan Mortgage Acquisition Corp.
0.296% due 08/25/2036	8	8

Long Beach Mortgage Loan Trust
0.306% due 10/25/2036	58	57
0.526% due 10/25/2034	9	7

Massachusetts Educational Financing Authority
1.454% due 04/25/2038	3,225	3,238

Park Place Securities, Inc.
0.558% due 10/25/2034	265	239

Residential Asset Mortgage Products, Inc.
0.326% due 10/25/2036	3	3

Residential Asset Securities Corp.
0.316% due 11/25/2036	7	7

SLM Student Loan Trust
0.494% due 10/27/2014	261	261
0.754% due 07/25/2013	120	121
0.804% due 01/25/2015	70	70
1.004% due 10/25/2017	1,100	1,096

Structured Asset Securities Corp.
0.296% due 10/25/2036	85	79

Total Asset-Backed Securities (Cost $6,420)		6,372

SOVEREIGN ISSUES 0.5%

Export-Import Bank of Korea
5.875% due 01/14/2015	1,900	2,008

Mexico Government International Bond
6.050% due 01/11/2040	400	401

Societe Financement de l’Economie Francaise
2.375% due 03/26/2012	400	407

Total Sovereign Issues (Cost $2,694)		2,816

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
FOREIGN CURRENCY-DENOMINATED ISSUES 1.7%

American International Group, Inc.
4.000% due 09/20/2011	EUR	500	$692
5.750% due 03/15/2067	GBP	200	147
8.625% due 05/22/2038		3,100	2,750

CIT Group, Inc.
5.000% due 05/13/2014	EUR	200	177

Fortis Bank Nederland Holding NV
3.000% due 04/17/2012		400	599

General Electric Capital Corp.
5.500% due 09/15/2067		1,900	2,183

JPMorgan Chase & Co.
0.993% due 09/26/2013		600	843

KeyCorp
1.051% due 11/22/2010		100	135

LeasePlan Corp. NV
3.125% due 02/10/2012		300	450

Principal Financial Global Funding LLC
2.750% due 07/12/2010	CHF	400	385

SLM Corp.
0.973% due 12/15/2010	EUR	300	399
2.750% due 03/15/2011	CHF	500	432

Total Foreign Currency-Denominated Issues (Cost $8,793)			9,192

		SHARES
CONVERTIBLE PREFERRED SECURITIES 0.7%

American International Group, Inc.
8.500% due 08/01/2011		5,700	66

Motors Liquidation Co.
5.250% due 03/06/2032 (a)		24,000	88

Wells Fargo & Co.
7.500% due 12/31/2049		4,000	3,572

Total Convertible Preferred Securities (Cost $2,962)			3,726

PREFERRED STOCKS 0.1%

DG Funding Trust
0.652% due 12/31/2049		85	726

Total Preferred Stocks (Cost $904)			726

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 10.9%

REPURCHASE AGREEMENTS 0.6%

JPMorgan Chase Bank N.A.
0.030% due 10/01/2009	$3,000	$3,000
(Dated 09/30/2009. Collateralized by U.S. Treasury Notes 3.125% due 08/31/2013 valued at $3,061. Repurchase proceeds are $3,000.)

State Street Bank and Trust Co.
0.010% due 10/01/2009	382	382
(Dated 09/30/2009. Collateralized by U.S. Treasury Bills 0.000% due 12/10/2009 valued at $390. Repurchase proceeds are $382.)

		3,382

U.S. CASH MANAGEMENT BILLS 2.2%
0.195% due 04/01/2010 (e)	12,249	12,239

U.S. TREASURY BILLS 0.8%
0.220% due 02/25/2010 - 03/04/2010 (b)(e)	4,247	4,244

	SHARES
SHORT-TERM FLOATING NAV PORTFOLIO (c) 7.3%
	4,034,331	40,396

Total Short-Term Instruments (Cost $60,259)		60,261

PURCHASED OPTIONS (g) 0.0%
(Cost $20)		3

Total Investments 101.0% (Cost $551,255)		$557,641

Written Options (h) (0.1%) (Premiums $1,173)		(430)

Other Assets and Liabilities (Net) (0.9%)		(5,096)

Net Assets 100.0%		$552,115

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Security is in default.
(b)	Coupon represents a weighted average rate.
(c)	Affiliated to the Fund.
(d)	The average amount of borrowings while outstanding during the period ended September 30, 2009 was $46,096 at a weighted average interest rate of 0.024%. On September 30, 2009, there were no open reverse repurchase agreements.

80	PIMCO Funds	See Accompanying Notes

(Unaudited) September 30, 2009

(e)	Securities with an aggregate market value of $49,426 and cash of $226 have been pledged as collateral for the following open futures contracts on September 30, 2009:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
90-Day Euribor December Futures	Long	12/2009	7	$0
90-Day Euribor March Futures	Long	03/2010	10	0
90-Day Eurodollar December Futures	Long	12/2009	558	1,169
90-Day Eurodollar December Futures	Long	12/2010	61	38
90-Day Eurodollar June Futures	Long	06/2010	169	247
90-Day Eurodollar March Futures	Long	03/2010	173	560
90-Day Eurodollar September Futures	Long	09/2010	12	24
E-Mini S&P 500 Index December Futures	Short	12/2009	4,328	(3,830)
S&P 500 Index December Futures	Short	12/2009	1,165	(4,377)
U.S. Treasury 2-Year Note December Futures	Long	12/2009	17	0
U.S. Treasury 5-Year Note December Futures	Long	12/2009	53	97
U.S. Treasury 10-Year Note December Futures	Long	12/2009	116	179
U.S. Treasury 30-Year Bond December Futures	Long	12/2009	141	143
United Kingdom 90-Day LIBOR Sterling Interest Rate December Futures	Long	12/2009	2	0
United Kingdom 90-Day LIBOR Sterling Interest Rate December Futures	Long	12/2010	5	0
United Kingdom 90-Day LIBOR Sterling Interest Rate June Futures	Long	06/2010	5	0
United Kingdom 90-Day LIBOR Sterling Interest Rate March Futures	Long	03/2010	2	0
United Kingdom 90-Day LIBOR Sterling Interest Rate March Futures	Long	03/2011	3	0
United Kingdom 90-Day LIBOR Sterling Interest Rate September Futures	Long	09/2010	5	0

				$(5,750)

(f)	Swap agreements outstanding on September 30, 2009:

Credit Default Swaps on Corporate, Sovereign, and U.S. Municipal Issues - Sell Protection (1)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at September 30, 2009 (3)	Notional Amount (4)	Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
American International Group, Inc.	DUB	5.000%	12/20/2013	8.079%	$500	$(50)	$(45)	$(5)
Brazil Government International Bond	MSC	1.950%	08/20/2016	1.379%	500	19	0	19
General Electric Capital Corp.	BCLY	1.670%	03/20/2013	1.977%	800	(8)	0	(8)
General Electric Capital Corp.	CITI	1.050%	03/20/2010	1.471%	100	0	0	0
General Electric Capital Corp.	CITI	5.000%	09/20/2014	1.978%	3,900	529	139	390
JSC Gazprom	MSC	2.180%	02/20/2013	2.634%	100	(1)	0	(1)
JSC Gazprom	MSC	2.480%	02/20/2013	2.634%	1,000	(2)	0	(2)
Procter & Gamble Co.	DUB	1.000%	09/20/2014	0.418%	4,000	111	50	61

						$598	$144	$454

Credit Default Swaps on Credit Indices - Buy Protection (2)
Index/Tranches	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Notional Amount (4)	Market Value (5)	Upfront Premiums Paid/(Received)	Unrealized (Depreciation)
CDX.HY-12 5-Year Index	DUB	(5.000%	)	06/20/2014	$94	$6	$12	$(6)
CDX.IG-12 5-Year Index	GSC	(1.000%	)	06/20/2014	300	1	3	(2)

						$7	$15	$(8)

Credit Default Swaps on Credit Indices - Sell Protection (1)
Index/Tranches	Counterparty	Fixed Deal Receive Rate	Maturity Date	Notional Amount (4)	Market Value (5)	Upfront Premiums Paid/(Received)	Unrealized Appreciation
CDX.IG-9 5-Year Index 30-100%	DUB	0.708%	12/20/2012	$1,264	$19	$0	$19
CDX.IG-9 10-Year Index 30-100%	GSC	0.548%	12/20/2017	292	4	0	4
CDX.IG-9 10-Year Index 30-100%	JPM	0.552%	12/20/2017	583	8	0	8

					$31	$0	$31

(1)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities compromising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities compromising the referenced index.
(2)	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the underlying securities compromising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the underlying securities compromising the referenced index.
(3)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, U.S. municipal issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
(4)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

See Accompanying Notes	Semiannual Report	September 30, 2009	81

Schedule of Investments  StocksPLUS® TR Short Strategy Fund  (Cont.)

(5)

The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	1-Month EUR-FRCPXTOB Index	2.090%	10/15/2010	BNP	EUR	200	$12	$0	$12
Pay	1-Year BRL-CDI	11.360%	01/04/2010	BCLY	BRL	700	1	0	1
Pay	1-Year BRL-CDI	11.430%	01/04/2010	MLP		500	1	0	1
Pay	1-Year BRL-CDI	11.465%	01/04/2010	GSC		200	1	0	1
Pay	1-Year BRL-CDI	12.410%	01/04/2010	UBS		600	9	(1)	10
Pay	1-Year BRL-CDI	12.670%	01/04/2010	MSC		600	9	(1)	10
Pay	1-Year BRL-CDI	12.780%	01/04/2010	MSC		600	12	0	12
Pay	1-Year BRL-CDI	12.948%	01/04/2010	MLP		300	7	0	7
Pay	1-Year BRL-CDI	10.575%	01/02/2012	UBS		1,000	(16)	(18)	2
Pay	1-Year BRL-CDI	10.600%	01/02/2012	BCLY		900	(5)	0	(5)
Pay	1-Year BRL-CDI	10.600%	01/02/2012	JPM		600	(3)	0	(3)
Pay	1-Year BRL-CDI	10.610%	01/02/2012	HSBC		1,400	(7)	0	(7)
Pay	1-Year BRL-CDI	11.980%	01/02/2012	MLP		800	7	0	7
Pay	1-Year BRL-CDI	12.540%	01/02/2012	MLP		1,000	17	(7)	24
Pay	1-Year BRL-CDI	14.765%	01/02/2012	MLP		100	4	0	4
Pay	3-Month AUD Bank Bill	4.500%	06/15/2011	DUB	AUD	200	(1)	1	(2)
Pay	3-Month AUD Bank Bill	4.500%	06/15/2011	UBS		4,600	(35)	3	(38)
Pay	3-Month CAD Bank Bill	5.800%	12/19/2023	RBC	CAD	2,500	44	14	30
Pay	3-Month USD-LIBOR	3.000%	12/16/2010	BOA		$7,600	164	159	5
Pay	3-Month USD-LIBOR	3.000%	12/16/2010	MSC		19,800	426	415	11
Pay	3-Month USD-LIBOR	3.000%	02/04/2011	BCLY		9,100	297	(90)	387
Pay	3-Month USD-LIBOR	3.000%	02/04/2011	RBS		14,300	467	141	326
Pay	3-Month USD-LIBOR	4.000%	06/17/2011	BOA		1,100	65	40	25
Pay	3-Month USD-LIBOR	4.000%	06/17/2011	DUB		500	30	16	14
Pay	3-Month USD-LIBOR	4.000%	06/17/2011	MLP		600	36	14	22
Pay	3-Month USD-LIBOR	3.600%	07/07/2011	RBS		2,300	116	0	116
Pay	3-Month USD-LIBOR	3.450%	08/05/2011	BCLY		4,900	225	0	225
Pay	3-Month USD-LIBOR	3.450%	08/05/2011	JPM		3,500	161	0	161
Pay	3-Month USD-LIBOR	3.450%	08/05/2011	MLP		8,900	410	0	410
Pay	3-Month USD-LIBOR	3.450%	08/05/2011	MSC		8,400	387	0	387
Pay	3-Month USD-LIBOR	3.450%	08/05/2011	RBS		1,100	51	0	51
Pay	3-Month USD-LIBOR	3.000%	12/16/2011	BOA		1,700	49	39	10
Pay	3-Month USD-LIBOR	3.000%	12/16/2011	RBS		51,700	1,496	1,174	322
Pay	3-Month USD-LIBOR	4.000%	12/16/2014	RBS		15,600	871	334	537
Pay	3-Month USD-LIBOR	4.000%	12/16/2019	BOA		3,000	115	(66)	181
Pay	3-Month USD-LIBOR	4.000%	12/16/2019	MSC		9,300	359	(143)	502
Pay	6-Month AUD Bank Bill	6.000%	09/15/2012	UBS	AUD	2,900	1	0	1
Pay	6-Month EUR-LIBOR	4.500%	03/18/2014	BNP	EUR	600	85	(9)	94
Pay	6-Month GBP-LIBOR	5.000%	09/17/2013	GSC	GBP	100	12	0	12
Pay	6-Month GBP-LIBOR	5.000%	09/17/2013	HSBC		500	62	5	57
Pay	6-Month GBP-LIBOR	5.000%	03/18/2014	DUB		3,400	436	2	434
Pay	6-Month GBP-LIBOR	5.250%	03/18/2014	GSC		200	29	0	29
Pay	6-Month GBP-LIBOR	5.250%	03/18/2014	RBS		400	58	0	58

							$6,465	$2,022	$4,443

(g)	Purchased options outstanding on September 30, 2009:

Options on Exchange-Traded Futures Contracts
Description	Exercise Price	Expiration Date	# of Contracts	Cost	Market Value
Call - CBOE S&P 500 Index December Futures	$1,400.000	12/17/2009	90	$3	$0
Call - CBOE S&P 500 Index December Futures	1,450.000	12/17/2009	332	9	0
Put - CBOT U.S. Treasury 5-Year Note November Futures	100.000	10/23/2009	53	1	0
Put - CBOT U.S. Treasury 10-Year Note December Futures	98.000	11/20/2009	83	1	1
Put - CBOT U.S. Treasury 30-Year Note December Futures	100.000	11/20/2009	141	3	2

				$17	$3

Options on Securities
Description	Strike Price	Expiration Date	Notional Amount	Cost	Market Value
Put - OTC Fannie Mae 6.000% due 10/01/2039	$93.250	10/07/2009	$24,000	$3	$0
Put - OTC Freddie Mac 6.000% due 10/01/2039	92.375	10/07/2009	2,600	0	0

				$3	$0

82	PIMCO Funds	See Accompanying Notes

(Unaudited) September 30, 2009

(h)	Written options outstanding on September 30, 2009:

Options on Exchange-Traded Futures Contracts
Description	Exercise Price	Expiration Date	# of Contracts	Premium	Market Value
Call - CBOT U.S. Treasury 10-Year Note December Futures	$120.000	11/20/2009	89	$39	$56
Call - CBOT U.S. Treasury 10-Year Note December Futures	121.000	11/20/2009	9	5	3
Put - CBOT U.S. Treasury 10-Year Note December Futures	115.000	11/20/2009	9	7	4

				$51	$63

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Premium	Market Value
Put - OTC 7-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Pay	4.000%	11/23/2009	$1,000	$6	$2
Put - OTC 10-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Pay	4.350%	11/23/2009	1,700	10	3
Put - OTC 7-Year Interest Rate Swap	CITI	3-Month USD-LIBOR	Pay	4.000%	11/23/2009	3,000	15	4
Put - OTC 7-Year Interest Rate Swap	CSFB	3-Month USD-LIBOR	Pay	4.000%	11/23/2009	1,000	7	1
Put - OTC 7-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	4.000%	11/23/2009	3,000	27	4
Put - OTC 10-Year Interest Rate Swap	GSC	3-Month USD-LIBOR	Pay	4.350%	11/23/2009	1,400	9	3
Put - OTC 5-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Pay	3.750%	11/23/2009	22,000	218	12
Put - OTC 5-Year Interest Rate Swap	MLP	3-Month USD-LIBOR	Pay	3.750%	11/23/2009	50,000	483	27
Put - OTC 10-Year Interest Rate Swap	MLP	3-Month USD-LIBOR	Pay	4.350%	11/23/2009	500	3	1
Call - OTC 7-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Receive	2.950%	11/23/2009	41,900	199	268
Call - OTC 10-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Receive	3.000%	11/23/2009	10,000	64	31
Put - OTC 7-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	4.000%	11/23/2009	6,000	70	8
Put - OTC 10-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	4.350%	11/23/2009	1,800	11	3

							$1,122	$367

Transactions in written call and put options for the period ended September 30, 2009:

	# of Contracts	Notional Amount in $	Notional Amount in EUR		Premium
Balance at 03/31/2009	518	$19,900	EUR	500	$241
Sales	196	161,300		0	1,289
Closing Buys	(9)	(24,900)		(500)	(128)
Expirations	(598)	(13,000)		0	(229)
Exercised	0	0		0	0

Balance at 09/30/2009	107	$143,300	EUR	0	$1,173

(i)	Short sales outstanding on September 30, 2009:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Market Value
Fannie Mae	5.000%	10/01/2039	$1,000	$1,019	$1,033

(j)	Foreign currency contracts outstanding on September 30, 2009:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	AUD	414	11/2009	RBS	$4	$0	$4
Sell	BRL	2,952	10/2009	HSBC	0	(98)	(98)
Buy		2,952	10/2009	JPM	202	0	202
Buy		3,958	02/2010	HSBC	108	0	108
Buy	CAD	305	10/2009	CITI	3	0	3
Sell		15	10/2009	RBC	0	0	0
Sell	CHF	429	10/2009	BNP	0	(18)	(18)
Buy		429	10/2009	HSBC	0	(2)	(2)
Sell		429	12/2009	HSBC	2	0	2
Buy	CNY	179	03/2010	BCLY	0	0	0
Buy		179	03/2010	HSBC	0	0	0
Buy		1,096	03/2010	JPM	0	(2)	(2)
Buy		860	08/2010	HSBC	0	0	0
Buy		12,606	08/2010	JPM	0	(20)	(20)
Buy		1,630	08/2010	MSC	0	(1)	(1)
Sell	EUR	980	10/2009	BCLY	0	(30)	(30)
Sell		1,172	10/2009	BNP	0	(37)	(37)
Sell	GBP	1,537	10/2009	BCLY	93	0	93
Sell		768	10/2009	BNP	55	0	55

See Accompanying Notes	Semiannual Report	September 30, 2009	83

Schedule of Investments  StocksPLUS® TR Short Strategy Fund  (Cont.)

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Sell	GBP	51	10/2009	HSBC	$0	$0	$0
Buy	IDR	2,668,575	01/2010	BCLY	0	(3)	(3)
Sell	JPY	63,181	10/2009	RBC	0	(7)	(7)
Sell		11,302	10/2009	RBS	0	(2)	(2)
Buy	KRW	32,188	11/2009	DUB	1	0	1
Buy		699,072	11/2009	JPM	11	0	11
Buy		32,155	11/2009	MSC	1	0	1
Buy	MXN	3,674	11/2009	CITI	0	(3)	(3)
Buy		3,677	11/2009	HSBC	0	(3)	(3)
Buy	MYR	184	11/2009	BCLY	1	0	1
Buy		92	11/2009	BOA	1	0	1
Buy		141	11/2009	RBS	1	0	1
Buy	SGD	75	11/2009	DUB	1	0	1
Buy		75	11/2009	HSBC	1	0	1
Buy		386	11/2009	UBS	1	0	1
Buy	TWD	1,698	11/2009	GSC	1	0	1
Buy		1,704	11/2009	HSBC	2	0	2

					$489	$(226)	$263

(l)	Fair Value Measurements +

The following is a summary of the fair valuations according to the inputs used as of September 30, 2009 in valuing the Fund's assets and liabilities:

Category ++	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 09/30/2009
Corporate Bonds & Notes	$0	$144,395	$0	$144,395
U.S. Government Agencies	0	80,823	0	80,823
U.S. Treasury Obligations	0	229,254	0	229,254
Short-Term Instruments	40,396	19,865	0	60,261
Other Investments +++	3,638	38,826	444	42,908

Investments, at value	$44,034	$513,163	$444	$557,641

Short Sales, at value	$0	$(1,033)	$0	$(1,033)

Financial Derivative Instruments ++++	$(5,750)	$4,753	$0	$(997)

Total	$38,284	$516,883	$444	$555,611

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ending September 30, 2009:

Category ++	Beginning Balance at 03/31/2009	Net Purchases/ (Sales)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)	Net Transfers In/ (Out) of Level 3	Ending Balance at 09/30/2009	Net Change in Unrealized Appreciation/ (Depreciation) on investments held at 09/30/2009
Other Investments +++	$0	$425	$0	$0	$19	$0	$444	$19

Financial Derivative Instruments ++++	$34	$0	$0	$0	$(2)	$(32)	$0	$0

Total	$34	$425	$0	$0	$17	$(32)	$444	$19

+	See note 2 in the Notes to Financial Statements for additional information.
++	Refer to the Schedule of Investments for additional information.
+++	Sum of all other categories each of which individually has an aggregate market value of less than 5% of net assets.
++++	Financial derivative instruments may include open futures contracts, swap contracts, written options, and foreign currency contracts.

84	PIMCO Funds	See Accompanying Notes

(Unaudited) September 30, 2009

(l)	Fair Value of Derivative Instruments ^

The following is a summary of the fair valuations of the Fund’s derivative instruments categorized by risk exposure:

Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of September 30, 2009:

	Derivatives not accounted for as hedging instruments
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Other Contracts	Total
Assets:
Investments, at value (purchased options)	$3	$0	$0	$0	$0	$3
Variation margin receivable ^^	2,459	0	0	0	0	2,459
Unrealized appreciation on foreign currency contracts	0	489	0	0	0	489
Unrealized appreciation on swap agreements	4,498	0	501	0	0	4,999

	$6,960	$489	$501	$0	$0	$7,950

Liabilities:
Written options outstanding	$430	$0	$0	$0	$0	$430
Variation margin payable ^^	2	0	0	8,207	0	8,209
Unrealized depreciation on foreign currency contracts	0	226	0	0	0	226
Unrealized depreciation on swap agreements	55	0	24	0	0	79

	$487	$226	$24	$8,207	$0	$8,944

The Effect of Derivative Instruments on the Statement of Operations for the Six Months Ended September 30, 2009:

	Derivatives not accounted for as hedging instruments
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result from Operations:
Net realized (loss) on investments (purchased options)	$(143)	$0	$0	$(43)	$0	$(186)
Net realized gain (loss) on futures contracts, written options and swaps	4,049	0	(2,423)	(89,564)	0	(87,938)
Net realized (loss) on foreign currency transactions	0	(596)	0	0	0	(596)

	$3,906	$(596)	$(2,423)	$(89,607)	$0	$(88,720)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result from Operations:
Net change in unrealized (depreciation) on investments (purchased options)	$(1,015)	$0	$0	$(25)	$0	$(1,040)
Net change in unrealized appreciation (depreciation) on futures contracts, written options and swaps	1,993	0	3,370	(2,813)	0	2,550
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	0	675	0	0	0	675

	$978	$675	$3,370	$(2,838)	$0	$2,185

^	See note 2 in the Notes to Financial Statements for additional information.
^^	The Fair Values of Derivative Instruments may include cumulative appreciation/depreciation of futures contracts as reported in the Notes to Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

See Accompanying Notes	Semiannual Report	September 30, 2009	85

Consolidated Schedule of Investments  CommodityRealReturn Strategy Fund®

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
BANK LOAN OBLIGATIONS 0.4%

Daimler Finance North America LLC
4.250% due 08/03/2012	$45,707	$44,062

Georgia-Pacific Corp.
2.282% due 12/20/2012	401	387
2.302% due 12/20/2012	4,615	4,454
2.464% due 12/20/2012	542	523
3.589% due 12/23/2014	160	160

HCA, Inc.
2.532% due 11/18/2013	8,777	8,295

Total Bank Loan Obligations (Cost $58,616)		57,881

CORPORATE BONDS & NOTES 11.0%

BANKING & FINANCE 9.1%

Allstate Life Global Funding Trusts
5.375% due 04/30/2013	43,300	46,141

Allstate Life Global Funding Trusts CPI Linked Bond
0.000% due 03/01/2010	7,000	6,980

American Express Bank FSB
5.500% due 04/16/2013	14,700	15,532

American Express Centurion Bank
0.324% due 07/13/2010	5,000	4,954

American Express Credit Corp.
5.125% due 08/25/2014	9,200	9,531
5.875% due 05/02/2013	2,400	2,548
7.300% due 08/20/2013	430	477

American Honda Finance Corp.
1.042% due 06/20/2011	29,400	28,511

American International Group, Inc.
5.850% due 01/16/2018	22,500	16,315
8.175% due 05/15/2058	23,800	14,459
8.250% due 08/15/2018	12,500	10,639

ANZ National International Ltd.
0.865% due 08/19/2014	30,000	29,904
6.200% due 07/19/2013	33,200	36,365

Australia & New Zealand Banking Group Ltd.
3.200% due 12/15/2011	12,500	12,641

Bank of America Corp.
0.591% due 11/06/2009	1,600	1,600
5.375% due 06/15/2014	15,000	15,524
7.375% due 05/15/2014	8,400	9,359

Bank of Scotland PLC
0.374% due 12/08/2010	5,000	4,885

Barclays Bank PLC
6.050% due 12/04/2017	41,300	41,629
7.434% due 09/29/2049	8,500	7,565
10.179% due 06/12/2021	29,440	38,766

Caelus Re Ltd.
6.611% due 06/07/2011	3,900	3,710

Calabash Re Ltd.
8.699% due 01/08/2010	4,100	4,056
11.199% due 01/08/2010	2,400	2,388

Citigroup Capital XXI
8.300% due 12/21/2057	15,100	13,571

Citigroup, Inc.
0.313% due 12/28/2009	24,400	24,367
0.439% due 03/07/2014	3,000	2,684
5.500% due 04/11/2013	21,000	21,514
6.125% due 05/15/2018	7,200	7,101

Commonwealth Bank of Australia
0.785% due 06/25/2014	52,000	51,831

Credit Suisse New York
5.000% due 05/15/2013	34,900	36,978

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Danske Bank A/S
5.914% due 12/29/2049	$3,000	$2,192

Dexia Credit Local
0.939% due 09/23/2011	18,000	18,183

Ford Motor Credit Co. LLC
7.000% due 10/01/2013	200	188
7.250% due 10/25/2011	15,825	15,379
7.500% due 08/01/2012	3,500	3,363
7.800% due 06/01/2012	1,000	967
7.875% due 06/15/2010	5,400	5,425

Foundation Re II Ltd.
7.190% due 11/26/2010	10,500	10,325

General Electric Capital Corp.
0.500% due 03/12/2012	14,300	14,367

Goldman Sachs Group, Inc.
0.739% due 03/22/2016	1,200	1,134

HBOS PLC
6.750% due 05/21/2018	14,500	12,952

HSBC Finance Corp.
0.564% due 10/21/2009	600	600

ING Bank NV
3.900% due 03/19/2014	5,000	5,154

International Lease Finance Corp.
6.625% due 11/15/2013	9,700	7,700

JPMorgan Chase & Co.
0.410% due 06/25/2012	1,200	1,182

Kamp Re 2005 Ltd.
0.344% due 12/14/2010 (a)	1,698	211

Kreditanstalt fuer Wiederaufbau
4.875% due 06/17/2019	6,000	6,539

LeasePlan Corp. NV
3.000% due 05/07/2012	14,500	14,844

Lehman Brothers Holdings, Inc.
6.875% due 05/02/2018 (a)	27,869	5,086
7.500% due 05/11/2038 (a)	5,000	1

Longpoint Re Ltd.
5.549% due 05/08/2010	11,900	11,900

Marsh & McLennan Cos., Inc.
5.750% due 09/15/2015	2,500	2,640

Merna Reinsurance Ltd.
0.932% due 07/07/2010	27,000	26,271

Merrill Lynch & Co., Inc.
2.709% due 05/12/2010	19,200	19,448
5.450% due 02/05/2013	12,255	12,721
6.400% due 08/28/2017	29,100	29,518

Metropolitan Life Global Funding I
0.549% due 03/15/2012	6,000	5,716
1.418% due 09/17/2012	73,000	72,842
5.125% due 04/10/2013	12,800	13,286

Morgan Stanley
0.744% due 02/10/2012	15,000	15,115
2.550% due 05/14/2010	52,400	52,984

National Australia Bank Ltd.
5.350% due 06/12/2013	27,100	28,925

Osiris Capital PLC
5.509% due 01/15/2010	1,700	1,699

Pacific Life Global Funding
5.150% due 04/15/2013	9,200	9,632

Pearson Dollar Finance Two PLC
5.500% due 05/06/2013	3,000	3,124

Pricoa Global Funding I
0.483% due 09/27/2013	5,400	4,981
0.591% due 01/30/2012	5,100	4,829
1.130% due 06/04/2010	3,200	3,181

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Prudential Financial, Inc.
0.520% due 06/10/2013	$36,200	$33,257

Residential Reinsurance 2007 Ltd.
7.611% due 06/07/2010	14,100	14,289
10.611% due 06/07/2010	8,800	9,016

Santander Perpetual S.A. Unipersonal
6.671% due 10/29/2049	7,300	6,431

SLM Corp.
0.000% due 10/01/2014	500	261
0.000% due 11/01/2016	700	311
0.499% due 03/15/2011	5,000	4,504

Svenska Handelsbanken AB
1.300% due 09/14/2012	25,000	24,878

TransCapitalInvest Ltd. for OJSC AK Transneft
7.700% due 08/07/2013	3,300	3,491
8.700% due 08/07/2018	17,800	19,459

UBS AG
1.392% due 05/05/2010	400	401

Vita Capital Ltd.
1.497% due 01/01/2010	3,500	3,466
1.997% due 01/01/2010	5,500	5,449

Vita Capital III Ltd.
1.697% due 01/01/2011	300	283
1.717% due 01/01/2012	8,000	7,224

Wachovia Bank N.A.
0.418% due 12/02/2010	27,200	27,216
1.350% due 05/14/2010	23,400	23,529

Wachovia Corp.
0.633% due 04/23/2012	3,800	3,721
2.253% due 05/01/2013	8,650	8,756

Wells Fargo & Co.
7.980% due 03/29/2049	11,800	10,797

Wells Fargo Capital XIII
7.700% due 12/29/2049	14,500	12,832

		1,186,700

INDUSTRIALS 1.5%

Altria Group, Inc.
9.250% due 08/06/2019	20,000	24,481

AutoZone, Inc.
6.950% due 06/15/2016	10,000	10,949

Black & Decker Corp.
5.750% due 11/15/2016	5,000	5,003

Burlington Northern Santa Fe Corp.
5.650% due 05/01/2017	2,500	2,695

Computer Sciences Corp.
6.500% due 03/15/2018	2,500	2,758

Con-way, Inc.
7.250% due 01/15/2018	10,000	10,194

CSX Corp.
6.250% due 03/15/2018	5,000	5,431

DISH DBS Corp.
7.000% due 10/01/2013	5,000	5,063

Gaz Capital S.A.
7.343% due 04/11/2013	4,600	4,905
8.146% due 04/11/2018	7,000	7,429

Hospira, Inc.
5.900% due 06/15/2014	2,500	2,703

Ltd Brands, Inc.
6.900% due 07/15/2017	2,000	1,889

Macy’s Retail Holdings, Inc.
5.350% due 03/15/2012	1,500	1,468
7.450% due 07/15/2017	2,000	1,919

86	PIMCO Funds	See Accompanying Notes

(Unaudited) September 30, 2009

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Masco Corp.
5.875% due 07/15/2012	$2,145	$2,150

Motorola, Inc.
6.000% due 11/15/2017	4,000	3,839

Nabors Industries, Inc.
6.150% due 02/15/2018	5,000	5,021

Nucor Corp.
5.750% due 12/01/2017	4,000	4,371

Rexam PLC
6.750% due 06/01/2013	12,800	13,742

Ryder System, Inc.
6.000% due 03/01/2013	6,900	7,262

Tate & Lyle International Finance PLC
6.625% due 06/15/2016	3,500	3,546

Tyco Electronics Group S.A.
6.550% due 10/01/2017	3,500	3,670

Tyco International Finance S.A.
6.000% due 11/15/2013	8,000	8,588

Tyco International Ltd.
7.000% due 12/15/2019	11,000	11,933

UnitedHealth Group, Inc.
4.875% due 02/15/2013	2,300	2,393

Viacom, Inc.
6.125% due 10/05/2017	4,000	4,291
6.250% due 04/30/2016	2,500	2,701

Weatherford International Ltd.
5.500% due 02/15/2016	5,000	5,099

Williams Cos., Inc.
6.375% due 10/01/2010	20,000	20,539

		186,032

UTILITIES 0.4%

Consolidated Natural Gas Co.
5.000% due 03/01/2014	5,000	5,274

Enel Finance International S.A.
5.700% due 01/15/2013	23,200	24,923

NiSource Finance Corp.
6.800% due 01/15/2019	6,000	6,154

Pacific Gas & Electric Co.
1.252% due 06/10/2010	7,800	7,845

Qwest Capital Funding, Inc.
7.250% due 02/15/2011	2,000	2,010

Sempra Energy
6.150% due 06/15/2018	4,500	4,884

Verizon Wireless Capital LLC
3.025% due 05/20/2011	4,200	4,347

		55,437

Total Corporate Bonds & Notes (Cost $1,440,430)		1,428,169

MUNICIPAL BONDS & NOTES 0.5%

California State General Obligation Bonds, (AMBAC Insured), Series 2007
4.500% due 08/01/2028	1,400	1,350

California State General Obligation Bonds, Series 2007
5.000% due 06/01/2037	1,250	1,254

California State Tobacco Securitization Agency Revenue Bonds, Series 2002
5.625% due 06/01/2023	990	997

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

California State University Revenue Bonds, (AMBAC Insured), Series 2005
5.000% due 11/01/2030	$200	$208

Chicago, Illinois General Obligation Bonds, (FSA Insured), Series 2006
4.750% due 01/01/2036	2,200	2,243

Florida State Board of Education General Obligation Bonds, (NPFGC Insured), Series 2007
4.750% due 06/01/2037	2,700	2,781

Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2007
5.125% due 06/01/2047	700	527
5.750% due 06/01/2047	1,900	1,586

Los Angeles, California Community College District General Obligation Bonds, (NPFGC-FGIC Insured), Series 2007
5.000% due 08/01/2027	5,000	5,417

Louisiana State Tobacco Settlement Financing Corp. Revenue Bonds, Series 2001
5.875% due 05/15/2039	1,140	1,097

New Jersey State Tobacco Settlement Financing Corp. Revenue Bonds, Series 2007
5.000% due 06/01/2029	3,600	3,094
5.000% due 06/01/2041	1,200	908

Ohio State Buckeye Tobacco Settlement Financing Authority Revenue Bonds, Series 2007
5.875% due 06/01/2030	2,100	2,009
5.875% due 06/01/2047	16,000	12,999
6.000% due 06/01/2042	300	252

Puerto Rico Sales Tax Financing Corp. Revenue Bonds, (AMBAC Insured), Series 2007
0.000% due 08/01/2054	42,500	3,178

Rhode Island State Tobacco Settlement Financing Corp. Revenue Bonds, Series 2002
6.125% due 06/01/2032	1,200	1,196

Santa Rosa, California Revenue Bonds, (AMBAC Insured), Series 2002
0.000% due 09/01/2024	11,225	5,192

Texas State Turnpike Authority Revenue Bonds, (AMBAC Insured), Series 2002
0.000% due 08/15/2021	4,500	2,420

Texas State Water Development Board Revenue Bonds, Series 2007
4.500% due 07/15/2024	1,255	1,313

Washington State Tobacco Settlement Authority Revenue Bonds, Series 2002
6.500% due 06/01/2026	2,765	2,800

West Virginia State Tobacco Settlement Financing Authority Revenue Bonds, Series 2007
7.467% due 06/01/2047	10,580	8,383

Total Municipal Bonds & Notes (Cost $63,147)		61,204

U.S. GOVERNMENT AGENCIES 9.5%

Fannie Mae
0.376% due 03/25/2036	1,998	1,762
1.375% due 04/28/2011	20,000	20,185
2.251% due 07/01/2044 - 10/01/2044	4,179	4,141
3.467% due 04/01/2033	949	987
4.225% due 04/01/2035	289	301
4.705% due 05/01/2035	754	785
5.000% due 11/01/2033 - 10/01/2039	54,677	56,665
5.479% due 05/01/2036	342	361
5.500% due 01/01/2036 - 11/01/2039	780,805	816,969

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.500% due 11/01/2037 - 06/01/2038 (i)	$71,171	$74,651
5.950% due 02/25/2044	5,364	5,724
6.000% due 07/01/2036 - 10/01/2039	123,369	130,475

Freddie Mac
0.343% due 02/01/2011 (f)	1,386	1,385
0.389% due 05/04/2011	5,854	5,860
0.389% due 05/04/2011 (f)	2,103	2,105
0.402% due 08/05/2011	17	17
0.473% due 02/15/2019	71,544	71,040
0.513% due 01/15/2037	326	318
0.593% due 12/15/2030	26	26
0.609% due 04/07/2011 (f)	670	671
0.643% due 11/15/2016 - 03/15/2017	1,604	1,594
3.490% due 03/01/2034	1,885	1,927
4.031% due 01/01/2034	19	20
4.091% due 06/01/2033	680	700
4.500% due 05/15/2017	119	123
4.591% due 01/01/2034	574	584
4.716% due 01/01/2034	1,012	1,040
5.000% due 01/15/2018 - 09/01/2038	8,410	8,821
5.250% due 08/15/2011	1,580	1,642
5.500% due 05/15/2016	3,083	3,133
6.000% due 07/01/2033 - 07/01/2038	183	195

Ginnie Mae
3.750% due 12/20/2035	1,650	1,677
4.625% due 07/20/2035	85	87
6.000% due 09/15/2034 - 09/15/2038	11,091	11,738

Small Business Administration
5.902% due 02/10/2018	5,573	6,105

Total U.S. Government Agencies (Cost $1,205,969)		1,233,814

U.S. TREASURY OBLIGATIONS 90.7%

Treasury Inflation Protected Securities (c)
0.625% due 04/15/2013	150,085	149,945
1.250% due 04/15/2014	312,409	317,583
1.375% due 07/15/2018	38,600	38,262
1.625% due 01/15/2015	592,056	603,712
1.625% due 01/15/2018	394,547	398,862
1.750% due 01/15/2028	9,663	9,283
1.875% due 07/15/2013 (h)	1,230,671	1,272,976
1.875% due 07/15/2015 (h)	982,230	1,015,995
1.875% due 07/15/2019	110,446	113,829
2.000% due 04/15/2012	270,422	280,563
2.000% due 01/15/2014	779,047	808,018
2.000% due 07/15/2014	1,096,634	1,140,841
2.000% due 01/15/2016 (i)	389,617	404,714
2.125% due 01/15/2019	338,643	355,893
2.375% due 04/15/2011	679,223	700,448
2.375% due 01/15/2017	349,498	372,216
2.375% due 01/15/2025	20,394	21,401
2.375% due 01/15/2027	28,118	29,603
2.500% due 07/15/2016 (h)	920,845	987,605
2.500% due 01/15/2029	29,391	31,668
2.625% due 07/15/2017	685,106	744,625
3.000% due 07/15/2012	1,116,628	1,188,860
3.375% due 01/15/2012	87,751	93,455
3.500% due 01/15/2011 (i)	512,638	534,425
3.625% due 04/15/2028 (i)	29,966	37,102
4.250% due 01/15/2010 (i)	6,912	6,979

U.S. Treasury Notes
0.875% due 04/30/2011	1,123	1,127
1.125% due 06/30/2011	94,200	94,793
2.625% due 07/31/2014	50,000	50,859

See Accompanying Notes	Semiannual Report	September 30, 2009	87

Consolidated Schedule of Investments  CommodityRealReturn Strategy Fund®  (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.000% due 08/31/2016	$12,700	$12,783

Total U.S. Treasury Obligations (Cost $11,545,542)		11,818,425

MORTGAGE-BACKED SECURITIES 2.9%

Adjustable Rate Mortgage Trust
5.160% due 09/25/2035	4,303	3,084

American Home Mortgage Assets
1.821% due 11/25/2046	10,788	4,361

Banc of America Commercial Mortgage, Inc.
5.492% due 02/10/2051	10,140	8,292
5.837% due 06/10/2049	7,100	5,836
5.889% due 07/10/2044	600	532
5.929% due 05/10/2045	9,700	9,348
5.935% due 02/10/2051	7,100	6,330

Banc of America Funding Corp.
0.536% due 05/20/2035	573	308
6.093% due 01/20/2047	1,108	726

Banc of America Large Loan, Inc.
0.753% due 08/15/2029	483	380

BCAP LLC Trust
0.416% due 01/25/2037	13,434	6,317

Bear Stearns Adjustable Rate Mortgage Trust
2.216% due 03/25/2035	5,369	4,761
2.490% due 08/25/2035	4,285	3,759
2.900% due 03/25/2035	18,547	16,588
4.484% due 05/25/2033	183	174
4.550% due 08/25/2035	8,876	7,799
4.673% due 01/25/2035	6,106	5,371
5.734% due 02/25/2036	1,308	847

Bear Stearns Alt-A Trust
0.466% due 12/25/2046	311	26
5.490% due 09/25/2035	1,137	721

Chase Mortgage Finance Corp.
5.427% due 03/25/2037	6,884	4,818

Citigroup Commercial Mortgage Trust
5.888% due 12/10/2049	914	798

Citigroup Mortgage Loan Trust, Inc.
2.850% due 12/25/2035	1,586	1,375
4.098% due 08/25/2035	1,536	1,262
4.248% due 08/25/2035	8,244	6,763
4.748% due 08/25/2035	6,700	5,779
4.760% due 12/25/2035	1,114	560

Citigroup/Deutsche Bank Commercial Mortgage Trust
5.886% due 11/15/2044	3,600	3,369

CitiMortgage Alternative Loan Trust
6.000% due 06/25/2037	1,559	1,165

Commercial Mortgage Pass-Through Certificates
6.010% due 12/10/2049	3,680	3,326

Countrywide Alternative Loan Trust
0.326% due 09/20/2046	1,029	1,017
0.426% due 02/20/2047	12,510	5,939
0.426% due 05/25/2047	5,336	2,399
0.441% due 12/20/2046	1,033	507
0.526% due 12/25/2035	784	420
1.901% due 12/25/2035	2,378	1,262
5.750% due 03/25/2037	1,100	680
5.869% due 11/25/2035	1,325	776

Countrywide Home Loan Mortgage Pass-Through Trust
0.566% due 03/25/2035	216	119
0.586% due 06/25/2035	5,661	3,857
5.364% due 10/20/2035	1,395	964
6.073% due 09/25/2047	3,345	2,129

Deutsche ALT-A Securities, Inc. Alternate Loan Trust
0.326% due 02/25/2037	336	320
0.346% due 10/25/2036	1,374	1,243
5.500% due 12/25/2035	1,500	1,096

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Greenpoint Mortgage Funding Trust
0.326% due 10/25/2046	$3,288	$2,604

GS Mortgage Securities Corp. II
5.560% due 11/10/2039	2,379	2,097

GSR Mortgage Loan Trust
4.116% due 09/25/2035	17,828	16,511
5.338% due 11/25/2035	1,136	900

Harborview Mortgage Loan Trust
0.336% due 01/19/2038	1,164	1,105
0.426% due 07/19/2046	14,693	6,906
0.466% due 05/19/2035	2,030	1,080
5.833% due 08/19/2036	2,598	1,674

Homebanc Mortgage Trust
0.426% due 12/25/2036	1,526	739
5.794% due 04/25/2037	1,353	1,051

Impac Secured Assets CMN Owner Trust
0.326% due 01/25/2037	728	532

Indymac IMSC Mortgage Loan Trust
0.426% due 07/25/2047	6,259	2,873

Indymac Index Mortgage Loan Trust
0.336% due 11/25/2046	3,352	3,040
0.436% due 09/25/2046	11,150	5,048
5.099% due 09/25/2035	1,227	804
5.271% due 06/25/2035	1,212	817

JPMorgan Chase Commercial Mortgage Securities Corp.
5.429% due 12/12/2043	9,790	9,076
5.440% due 06/12/2047	730	629
5.794% due 02/12/2051	9,500	8,306

LB-UBS Commercial Mortgage Trust
5.424% due 02/15/2040	3,750	3,155
5.430% due 02/15/2040	2,525	2,056
5.661% due 03/15/2039	9,810	9,215
5.866% due 09/15/2045	2,000	1,771

Luminent Mortgage Trust
0.416% due 12/25/2036	8,370	4,090
0.446% due 10/25/2046	2,945	1,354

MASTR Adjustable Rate Mortgages Trust
0.486% due 05/25/2037	1,322	586

Merrill Lynch Alternative Note Asset
0.546% due 03/25/2037	1,949	854
5.540% due 06/25/2037	1,533	729

Merrill Lynch Countrywide Commercial Mortgage Trust
5.700% due 09/12/2049	2,200	1,744

Merrill Lynch Mortgage Investors, Inc.
0.456% due 02/25/2036	1,539	886

Merrill Lynch Mortgage Trust
5.840% due 05/12/2039	10,170	9,572

Merrill Lynch Mortgage-Backed Securities Trust
5.792% due 04/25/2037	7,122	4,730

MLCC Mortgage Investors, Inc.
4.250% due 10/25/2035	8,042	6,993

Morgan Stanley Capital I
5.447% due 02/12/2044	3,470	2,974
6.076% due 06/11/2049	11,235	9,892

Opteum Mortgage Acceptance Corp.
0.506% due 07/25/2035	859	688

Residential Accredit Loans, Inc.
0.546% due 08/25/2035	3,014	1,616
4.095% due 08/25/2035	931	429
5.714% due 02/25/2036	1,129	588

Residential Asset Securitization Trust
0.696% due 12/25/2036	2,091	1,030
6.250% due 10/25/2036	3,000	1,614
6.500% due 08/25/2036	1,000	619

Residential Funding Mortgage Securities I
5.203% due 09/25/2035	4,310	2,882

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Securitized Asset Sales, Inc.
4.315% due 11/26/2023	$83	$78

Sequoia Mortgage Trust
4.316% due 01/20/2047	2,536	1,909

Structured Adjustable Rate Mortgage Loan Trust
5.950% due 02/25/2036	1,190	739

Structured Asset Mortgage Investments, Inc.
0.316% due 08/25/2036	1,630	1,589
0.436% due 06/25/2036	968	464
0.466% due 05/25/2046	6,330	3,162

Structured Asset Securities Corp.
0.296% due 05/25/2036	169	159
3.832% due 10/25/2035	3,297	2,008
4.440% due 12/25/2034	21	20

TBW Mortgage-Backed Pass-Through Certificates
0.346% due 09/25/2036	30	30

Thornburg Mortgage Securities Trust
0.356% due 11/25/2046	1,006	951
0.366% due 09/25/2046	15,572	14,911

Wachovia Bank Commercial Mortgage Trust
0.333% due 09/15/2021	37,714	28,171
5.617% due 05/15/2046	1,900	1,749

WaMu Mortgage Pass-Through Certificates
1.641% due 01/25/2047	8,129	3,227
1.661% due 04/25/2047	11,858	5,702
1.711% due 12/25/2046	3,247	1,546
1.881% due 06/25/2046	528	277
1.901% due 08/25/2046	1,945	1,017
2.101% due 11/25/2042	600	372
2.401% due 11/25/2046	2,596	1,756
2.973% due 05/25/2046	365	157
3.099% due 07/25/2046	19,126	11,142
5.564% due 12/25/2036	11,783	7,590
5.834% due 02/25/2037	11,605	7,839
5.922% due 09/25/2036	5,875	4,394

Wells Fargo Mortgage-Backed Securities Trust
3.295% due 09/25/2034	3,824	3,718

Total Mortgage-Backed Securities (Cost $429,008)		378,039

ASSET-BACKED SECURITIES 0.9%

Aames Mortgage Investment Trust
0.396% due 08/25/2035	132	118

ACE Securities Corp.
0.306% due 10/25/2036	155	103

Ally Auto Receivables Trust
1.320% due 03/15/2012	2,300	2,280

American Express Credit Account Master Trust
1.193% due 08/15/2012	10,300	10,316

Asset-Backed Funding Certificates
0.306% due 11/25/2036	199	195
0.596% due 06/25/2034	8,608	5,644

Bank of America Auto Trust
1.160% due 02/15/2012	16,000	16,014

Bear Stearns Asset-Backed Securities Trust
0.296% due 11/25/2036	370	341
0.326% due 10/25/2036	532	483
0.576% due 01/25/2036	318	298
0.696% due 03/25/2043	45	41

Chase Issuance Trust
0.694% due 09/17/2012	41,800	41,800

Citigroup Mortgage Loan Trust, Inc.
0.326% due 01/25/2037	355	234

Countrywide Asset-Backed Certificates
0.296% due 03/25/2037	834	826
0.356% due 10/25/2046	2,353	2,273

88	PIMCO Funds	See Accompanying Notes

(Unaudited) September 30, 2009

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

First Franklin Mortgage Loan Asset-Backed Certificates
0.286% due 09/25/2036	$320	$314
0.296% due 11/25/2036	5,918	5,823
0.316% due 12/25/2037	213	205

Ford Credit Auto Owner Trust
0.357% due 09/15/2010	8,600	8,603
1.663% due 06/15/2012	10,000	10,102

Fremont Home Loan Trust
0.296% due 10/25/2036	321	238
0.306% due 01/25/2037	571	373

GSAA Trust
0.546% due 03/25/2037	2,000	860

GSAMP Trust
0.286% due 10/25/2046	354	348
0.316% due 10/25/2036	67	55

HSI Asset Securitization Corp. Trust
0.296% due 10/25/2036	730	485

JPMorgan Mortgage Acquisition Corp.
0.296% due 07/25/2036	640	615
0.296% due 08/25/2036	648	632
0.333% due 11/25/2036	251	243

Lehman XS Trust
0.326% due 11/25/2046	3,464	3,045

Long Beach Mortgage Loan Trust
0.286% due 11/25/2036	119	115

Merrill Lynch Mortgage Investors, Inc.
0.296% due 05/25/2037	302	299
0.316% due 07/25/2037	1,015	973

Morgan Stanley ABS Capital I
0.286% due 10/25/2036	1,502	1,469
0.296% due 09/25/2036	691	680

Morgan Stanley IXIS Real Estate Capital Trust
0.296% due 11/25/2036	209	202

Morgan Stanley Mortgage Loan Trust
0.606% due 04/25/2037	1,964	445

Nationstar Home Equity Loan Trust
0.366% due 04/25/2037	634	585

Park Place Securities, Inc.
0.506% due 09/25/2035	401	257

Residential Asset Mortgage Products, Inc.
0.346% due 08/25/2046	372	360

Residential Asset Securities Corp.
0.316% due 11/25/2036	510	507

Securitized Asset-Backed Receivables LLC Trust
0.296% due 09/25/2036	232	227

SLC Student Loan Trust
0.420% due 02/15/2015	47	47

SLM Student Loan Trust
0.904% due 10/27/2014	218	218

Soundview Home Equity Loan Trust
0.306% due 11/25/2036	1,348	881
0.326% due 01/25/2037	153	151

Specialty Underwriting & Residential Finance
0.291% due 11/25/2037	68	67

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Structured Asset Investment Loan Trust
0.296% due 07/25/2036		$208	$199

Structured Asset Securities Corp.
0.296% due 10/25/2036		2,467	2,311

Total Asset-Backed Securities (Cost $129,365)			122,900

SOVEREIGN ISSUES 0.4%

Export-Import Bank of Korea
0.798% due 10/04/2011		15,200	15,235

Societe Financement de l’Economie Francaise
2.875% due 09/22/2014		39,500	39,475

Total Sovereign Issues (Cost $54,481)			54,710

FOREIGN CURRENCY-DENOMINATED ISSUES 2.9%

Brazil Notas do Tesouro Nacional Series B
6.000% due 08/15/2010	BRL	5,511	5,804

Brazil Notas do Tesouro Nacional Series F
10.000% due 01/01/2012		49,230	26,979

Credit Logement S.A.
1.048% due 06/23/2015	EUR	1,400	1,931

General Electric Capital Corp.
5.500% due 09/15/2067		34,400	39,516
6.500% due 09/15/2067	GBP	9,400	12,007

Green Valley Ltd.
4.629% due 01/10/2011	EUR	5,400	7,638

Japan Government CPI Linked Bond
0.500% due 06/10/2015	JPY	1,271,085	13,013
0.800% due 12/10/2015		5,506,470	57,189
1.100% due 12/10/2016		10,898,160	113,397
1.200% due 06/10/2017		8,571,120	89,004

Lehman Brothers Holdings, Inc.
1.121% due 06/05/2012 (a)		2,100,000	1,870

Merrill Lynch & Co., Inc.
1.394% due 07/22/2014	EUR	5,000	6,731

Royal Bank of Scotland Group PLC
7.092% due 10/29/2049		5,200	3,843

Svenska Handelsbanken AB
0.951% due 03/16/2015		2,900	4,138

Total Foreign Currency-Denominated Issues (Cost $360,014)			383,060

		SHARES
CONVERTIBLE PREFERRED SECURITIES 0.1%

Wells Fargo & Co.
7.500% due 12/31/2049		8,200	7,322

Total Convertible Preferred Securities (Cost $8,200)			7,322

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 11.8%

CERTIFICATES OF DEPOSIT 0.4%

Barclays Bank PLC
1.109% due 03/22/2011	$42,600	$42,569

Sao Paolo IMI NY
0.949% due 06/09/2010	13,500	13,499

		56,068

REPURCHASE AGREEMENTS 0.7%

JPMorgan Chase Bank N.A.
0.030% due 10/01/2009	79,000	79,000
(Dated 09/30/2009. Collateralized by U.S. Treasury Notes 3.125% due 08/31/2013 valued at $80,619. Repurchase proceeds are $79,000.)

State Street Bank and Trust Co.
0.010% due 10/01/2009	10,969	10,969
(Dated 09/30/2009. Collateralized by U.S. Treasury Bills 0.000% due 11/27/2009 valued at $11,189. Repurchase proceeds are $10,969.)

		89,969

U.S. CASH MANAGEMENT BILLS 1.9%
0.190% due 04/01/2010 (b)(e)(f)(g)(i)	249,375	249,166

U.S. TREASURY BILLS 2.1%
0.194% due 02/25/2010 - 03/25/2010 (b)(f)(g)(i)	276,798	276,596

	SHARES
SHORT-TERM FLOATING NAV PORTFOLIO (d) 6.7%
	86,310,008	864,222

Total Short-Term Instruments (Cost $1,535,952)		1,536,021

PURCHASED OPTIONS (k) 0.1%
(Cost $13,515)		7,293

Total Investments 131.2% (Cost $16,844,239)		$17,088,838

Written Options (l) (0.3%) (Premiums $41,742)		(38,777)

Other Assets and Liabilities (Net) (30.9%)		(4,026,780)

Net Assets 100.0%		$13,023,281

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Security is in default.
(b)	Coupon represents a weighted average rate.
(c)	Principal amount of security is adjusted for inflation.
(d)	Affiliated to the Fund.
(e)	Securities with an aggregate market value of $260 have been pledged as collateral for foreign currency contracts on September 30, 2009.
(f)	Securities with an aggregate market value of $121,977 have been pledged as collateral for swap and swaption contracts on September 30, 2009.

See Accompanying Notes	Semiannual Report	September 30, 2009	89

Consolidated Schedule of Investments  CommodityRealReturn Strategy Fund®  (Cont.)

(g)	Securities with an aggregate market value of $3,227 have been pledged as collateral for delayed-delivery mortgage-backed securities on September 30, 2009.
(h)	The average amount of borrowings while outstanding during the period ended September 30, 2009 was $2,507,096 at a weighted average interest rate of 0.348%. On September 30, 2009, securities valued at $1,778,354 were pledged as collateral for reverse repurchase agreements.
(i)	Securities with an aggregate market value of $18,716 and cash of $33 have been pledged as collateral for the following open futures contracts on September 30, 2009:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
90-Day Euribor December Futures	Long	12/2010	319	$279
90-Day Euribor June Futures	Long	06/2010	303	531
90-Day Euribor September Futures	Long	09/2010	834	974
90-Day Eurodollar December Futures	Long	12/2009	3,883	4,204
90-Day Eurodollar June Futures	Long	06/2010	3,713	3,406
90-Day Eurodollar March Futures	Long	03/2010	5,304	6,033
Corn September Futures	Long	09/2010	414	82
Mill Wheat Euro November Futures	Long	11/2009	407	(146)
Rapeseed Euro November Futures	Long	11/2009	124	(166)
Robusta Coffee November Futures	Long	11/2009	233	72
Soybean Meal December Futures	Long	12/2009	232	(139)
U.S. Treasury 10-Year Note December Futures	Long	12/2009	963	207
United Kingdom 90-Day LIBOR Sterling Interest Rate December Futures	Long	12/2009	45	366
United Kingdom 90-Day LIBOR Sterling Interest Rate June Futures	Long	06/2010	2,019	2,637
Wheat December Futures	Long	12/2009	266	23
Wheat December Futures	Short	12/2009	266	37
Wheat December Futures	Long	12/2010	896	(42)
Wheat December Futures	Short	12/2010	896	118
White Sugar November Futures	Long	11/2009	171	389

				$18,865

(j)	Swap agreements outstanding on September 30, 2009:

Credit Default Swaps on Corporate, Sovereign, and U.S. Municipal Issues - Buy Protection (1)
Reference Entity	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at September 30, 2009 (3)	Notional Amount (4)	Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Altria Group, Inc.	GSC	(1.417%	)	03/20/2019	1.197%	$20,000	$(352)	$0	$(352)
AutoZone, Inc.	BOA	(1.110%	)	06/20/2016	0.692%	10,000	(257)	0	(257)
Black & Decker Corp.	BOA	(1.020%	)	12/20/2016	1.227%	5,000	64	0	64
Burlington Northern Santa Fe Corp.	BCLY	(0.720%	)	06/20/2017	0.458%	2,500	(46)	0	(46)
Computer Sciences Corp.	BCLY	(0.870%	)	03/20/2018	0.372%	2,500	(94)	0	(94)
Consolidated Natural Gas Co.	UBS	(0.590%	)	03/20/2014	0.419%	1,000	(7)	0	(7)
Con-way, Inc.	BOA	(1.834%	)	03/20/2018	1.353%	10,000	(344)	0	(344)
CSX Corp.	CSFB	(1.050%	)	03/20/2018	0.560%	5,000	(183)	0	(183)
DISH DBS Corp.	BCLY	(3.100%	)	12/20/2011	1.817%	1,000	(29)	0	(29)
DISH DBS Corp.	CITI	(3.650%	)	12/20/2013	2.852%	5,000	(157)	0	(157)
DISH DBS Corp.	GSC	(3.200%	)	12/20/2011	1.817%	2,000	(62)	0	(62)
Hospira, Inc.	MSC	(1.030%	)	06/20/2014	0.547%	2,500	(55)	0	(55)
International Lease Finance Corp.	BCLY	(1.540%	)	12/20/2013	9.204%	8,000	1,820	0	1,820
International Lease Finance Corp.	DUB	(1.600%	)	12/20/2013	9.204%	1,700	384	0	384
Ltd Brands, Inc.	MSC	(3.113%	)	09/20/2017	2.811%	2,000	(39)	0	(39)
Macy’s Retail Holdings, Inc.	DUB	(2.110%	)	09/20/2017	2.989%	2,000	106	0	106
Macy’s Retail Holdings, Inc.	JPM	(2.000%	)	03/20/2012	2.623%	1,500	21	0	21
Marsh & McLennan Cos., Inc.	BOA	(1.180%	)	09/20/2015	0.452%	2,500	(102)	0	(102)
Masco Corp.	BCLY	(1.000%	)	09/20/2012	1.000%	2,145	49	49	0
Motorola, Inc.	DUB	(2.600%	)	12/20/2017	1.458%	4,000	(317)	0	(317)
Nabors Industries, Inc.	DUB	(0.630%	)	03/20/2018	1.096%	5,000	166	0	166
NiSource Finance Corp.	MSC	(1.470%	)	03/20/2019	1.526%	6,000	23	0	23
Nucor Corp.	CSFB	(0.486%	)	12/20/2017	0.648%	4,000	46	0	46
Pearson Dollar Finance PLC	CITI	(0.570%	)	06/20/2013	0.408%	1,500	(9)	0	(9)
Pearson Dollar Finance PLC	SOG	(0.900%	)	06/20/2013	0.408%	1,500	(27)	0	(27)
Rexam PLC	BCLY	(1.450%	)	06/20/2013	1.075%	800	(11)	0	(11)
Rexam PLC	CITI	(1.450%	)	06/20/2013	1.075%	12,000	(165)	0	(165)
Ryder System, Inc.	BOA	(0.850%	)	03/20/2013	1.001%	6,900	33	0	33
Sempra Energy	BOA	(0.580%	)	06/20/2018	0.769%	3,000	42	0	42
Sempra Energy	DUB	(0.550%	)	06/20/2018	0.769%	1,500	24	0	24
Tate & Lyle International Finance PLC	BCLY	(1.150%	)	06/20/2016	1.429%	3,500	56	0	56
Tyco Electronics Group S.A.	DUB	(0.950%	)	12/20/2017	1.015%	3,500	15	0	15
Tyco International Finance S.A.	BOA	(0.750%	)	12/20/2013	0.616%	8,000	(45)	0	(45)
Tyco International Finance S.A.	BOA	(1.120%	)	12/20/2019	0.686%	11,000	(409)	0	(409)
Viacom, Inc.	BOA	(1.930%	)	06/20/2016	0.924%	2,500	(153)	0	(153)
Viacom, Inc.	BOA	(1.110%	)	12/20/2017	0.967%	4,000	(42)	0	(42)
Weatherford International Ltd.	BOA	(0.560%	)	03/20/2016	1.210%	5,000	186	0	186

							$130	$49	$81

90	PIMCO Funds	See Accompanying Notes

(Unaudited) September 30, 2009

Credit Default Swaps on Corporate, Sovereign, and U.S. Municipal Issues - Sell Protection (2)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at September 30, 2009 (3)	Notional Amount (4)	Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Ford Motor Credit Co. LLC	BCLY	3.800%	09/20/2012	5.348%	$3,000	$(119)	$0	$(119)
Ford Motor Credit Co. LLC	JPM	3.850%	09/20/2012	5.348%	3,300	(126)	0	(126)
Ford Motor Credit Co. LLC	MSC	3.800%	09/20/2012	5.348%	4,500	(178)	0	(178)
General Electric Capital Corp.	BCLY	1.020%	09/20/2010	1.492%	2,500	(11)	0	(11)
General Electric Capital Corp.	BCLY	1.010%	03/20/2013	1.977%	22,200	(691)	0	(691)
General Electric Capital Corp.	BOA	0.850%	12/20/2009	1.471%	5,100	(6)	0	(6)
General Electric Capital Corp.	CITI	1.120%	12/20/2010	1.504%	2,000	(9)	0	(9)
General Electric Capital Corp.	GSC	0.830%	12/20/2009	1.471%	4,000	(5)	0	(5)
GMAC, Inc.	BOA	3.100%	06/20/2011	6.373%	3,500	(180)	0	(180)
GMAC, Inc.	JPM	5.400%	09/20/2012	6.550%	3,000	(84)	0	(84)
GMAC, Inc.	JPM	5.450%	09/20/2012	6.550%	3,000	(80)	0	(80)
GMAC, Inc.	MSC	7.500%	09/20/2012	6.550%	10,000	264	0	264
GMAC, Inc.	UBS	3.620%	06/20/2011	6.373%	1,000	(43)	0	(43)

						$(1,268)	$0	$(1,268)

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities compromising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities compromising the referenced index.

(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, U.S. municipal issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Credit Default Swaps on Credit Indices - Buy Protection (1)
Index/Tranches	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Notional Amount (4)	Market Value (5)	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
CDX.HY-12 5-Year Index	DUB	(5.000%	)	06/20/2014	$24,722	$1,479	$1,198	$281
CDX.HY-12 5-Year Index	MSC	(5.000%	)	06/20/2014	10,434	625	561	64
CDX.IG-9 5-Year Index	MLP	(0.600%	)	12/20/2012	84,326	2,086	5,103	(3,017)
CDX.IG-9 10-Year Index	BCLY	(0.800%	)	12/20/2017	193,346	7,660	1,816	5,844
CDX.IG-9 10-Year Index	MSC	(0.800%	)	12/20/2017	99,162	3,929	1,412	2,517
CDX.IG-12 5-Year Index	GSC	(1.000%	)	06/20/2014	177,000	712	4,570	(3,858)
CDX.IG-12 5-Year Index	MSC	(1.000%	)	06/20/2014	273,200	1,098	10,966	(9,868)

						$17,589	$25,626	$(8,037)

(1)	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities compromising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities compromising the referenced index.
(2)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.
(3)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, U.S. municipal issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
(4)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(5)	The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

See Accompanying Notes	Semiannual Report	September 30, 2009	91

Consolidated Schedule of Investments  CommodityRealReturn Strategy Fund®  (Cont.)

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Receive	1-Month EUR-CPTFEMU Index	2.275%	10/15/2016	UBS	EUR	26,000	$325	$0	$325
Pay	1-Month EUR-FRCPXTOB Index	2.103%	09/14/2010	BNP		30,000	1,699	0	1,699
Pay	1-Month EUR-FRCPXTOB Index	2.090%	10/15/2010	BNP		32,700	1,901	(77)	1,978
Pay	1-Month EUR-FRCPXTOB Index	2.103%	10/15/2010	BCLY		4,900	276	0	276
Pay	1-Month EUR-FRCPXTOB Index	2.146%	10/15/2010	UBS		23,700	1,497	54	1,443
Pay	1-Month EUR-FRCPXTOB Index	2.040%	02/21/2011	BNP		21,200	1,119	0	1,119
Receive	1-Month EUR-FRCPXTOB Index	2.028%	10/15/2011	JPM		25,900	1,340	0	1,340
Pay	1-Month EUR-FRCPXTOB Index	2.095%	10/15/2011	UBS		39,400	2,215	0	2,215
Pay	1-Month EUR-FRCPXTOB Index	1.970%	12/15/2011	JPM		12,300	472	0	472
Pay	1-Month EUR-FRCPXTOB Index	1.988%	12/15/2011	BNP		71,500	2,795	0	2,795
Pay	1-Month EUR-FRCPXTOB Index	2.350%	10/15/2016	UBS		26,000	(395)	0	(395)
Pay	1-Month EUR-FRCPXTOB Index	2.353%	10/15/2016	JPM		25,000	(422)	0	(422)
Pay	1-Year BRL-CDI	10.115%	01/02/2012	MSC	BRL	46,000	(1,169)	(336)	(833)
Pay	1-Year BRL-CDI	10.575%	01/02/2012	UBS		206,000	(3,223)	(49)	(3,174)
Pay	1-Year BRL-CDI	14.765%	01/02/2012	HSBC		13,900	590	91	499
Pay	1-Year BRL-CDI	14.765%	01/02/2012	JPM		20,000	851	70	781
Pay	1-Year BRL-CDI	14.765%	01/02/2012	MLP		79,700	3,388	462	2,926
Pay	6-Month GBP-LIBOR	6.000%	03/20/2010	DUB	GBP	700	29	12	17

							$13,288	$227	$13,061

Total Return Swaps on Commodities
Pay/Receive Commodity Exchange	Reference Entity	(Pay)/Receive Fixed Price Per Unit	Maturity Date	Counterparty	# of Units	Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Receive	CBOT Corn December Futures	$0.000	11/26/2010	MSC	5,110	$(2,687)	$0	$(2,687)
Pay	CBOT Wheat December Futures	0.000	11/20/2009	BCLY	4,750	2,573	0	2,573
Pay	CBOT Wheat December Futures	0.000	11/20/2009	CITI	120	255	0	255
Pay	CBOT Wheat December Futures	0.000	11/20/2009	JPM	1,000	924	0	924
Receive	KCBT Wheat December Futures	0.000	11/20/2009	BCLY	4,750	(2,529)	0	(2,529)
Receive	KCBT Wheat December Futures	0.000	11/20/2009	CITI	120	(244)	0	(244)
Receive	KCBT Wheat December Futures	0.000	11/20/2009	JPM	1,000	(940)	0	(940)
Pay	CBOT Wheat December Futures	0.000	11/25/2009	MSC	8,065	11,488	0	11,488
Receive	KCBT Wheat December Futures	0.000	11/25/2009	MSC	8,065	(11,587)	0	(11,587)

						$(2,747)	$0	$(2,747)

Total Return Swaps on Indices

Pay/Receive Total Return on Reference Index	Index	# of Shares or Units	Floating Rate (6)	Notional Amount	Maturity Date	Counterparty	Unrealized Appreciation/ (Depreciation)
Receive	BCC2GO1P Index	10,439	3-Month U.S. Treasury Bill rate plus a specified spread	$6,660	10/28/2009	BCLY	$110
Receive	BCC2LP1P Index	22,137	3-Month U.S. Treasury Bill rate plus a specified spread	11,020	10/28/2009	BCLY	274
Receive	DJUBSTR Index	13,092,940	3-Month U.S. Treasury Bill rate plus a specified spread	1,503,000	10/28/2009	BCLY	47,606
Receive	GSCITR Index	27,892	3-Month U.S. Treasury Bill rate plus a specified spread	20,680	10/28/2009	BCLY	511
Receive	DJUBSTR Index	3,096,479	3-Month U.S. Treasury Bill rate plus a specified spread	1,009,370	10/28/2009	CITI	31,433
Receive	DJUBSTR Index	9,007,502	3-Month U.S. Treasury Bill rate plus a specified spread	1,268,990	10/28/2009	CSFB	38,963
Receive	DJUBSTR Index	5,851,555	3-Month U.S. Treasury Bill rate plus a specified spread	1,586,850	10/28/2009	GSC	50,568
Receive	DJUBSTR Index	5,370,145	3-Month U.S. Treasury Bill rate plus a specified spread	1,422,540	10/28/2009	JPM	44,540
Receive	DJUBSTR Index	3,123,807	3-Month U.S. Treasury Bill rate plus a specified spread	775,810	10/28/2009	MLP	24,347
Pay	DJUBHGTR Index	(33,211)	3-Month U.S. Treasury Bill rate plus a specified spread	(20,270)	10/28/2009	MSC	(684)
Receive	DJUBSAL Index	146,547	3-Month U.S. Treasury Bill rate plus a specified spread	6,660	10/28/2009	MSC	206
Receive	DJUBSLI Index	156,420	3-Month U.S. Treasury Bill rate plus a specified spread	5,170	10/28/2009	MSC	10
Receive	DJUBSNI Index	17,175	3-Month U.S. Treasury Bill rate plus a specified spread	3,280	10/28/2009	MSC	225
Receive	DJUBSPR Index	75,661	3-Month U.S. Treasury Bill rate plus a specified spread	11,250	10/28/2009	MSC	218
Receive	DJUBSTR Index	16,300,575	3-Month U.S. Treasury Bill rate plus a specified spread	4,270,620	10/28/2009	MSC	133,982
Receive	DJUBSZS Index	52,541	3-Month U.S. Treasury Bill rate plus a specified spread	3,830	10/28/2009	MSC	186
Pay	SPGCCNTR Index	(117,997)	3-Month U.S. Treasury Bill rate plus a specified spread	(11,890)	10/28/2009	MSC	(184)
Receive	SPGSBRP Index	45,478	3-Month U.S. Treasury Bill rate plus a specified spread	23,480	10/28/2009	MSC	1,243
Receive	DJUBSTR Index	1,135,154	3-Month U.S. Treasury Bill rate plus a specified spread	281,920	10/28/2009	RBS	8,847
Receive	DJUBSTR Index	845,044	3-Month U.S. Treasury Bill rate plus a specified spread	209,870	10/28/2009	UBS	6,586

							$388,987

(6)	Floating rate is based upon predetermined notional amounts, which may be a multiple of the number of shares or units disclosed.

92	PIMCO Funds	See Accompanying Notes

(Unaudited) September 30, 2009

Variance Swaps
Pay/Receive Variance (7)	Underlying Asset	Strike Price	Maturity Date	Counterparty	Notional Amount	Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation
Pay	London Gold Market Fixing Ltd. Index	$0.058	10/13/2009	MSC	$10,350	$273	$0	$273
Pay	NYMEX WTI Crude November Futures	0.230	10/15/2009	MLP	8,900	131	0	131

						$404	$0	$404

(7)	At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. As a receiver of the realized price variance, the Fund would receive the payoff amount when the realized price variance of the underlying asset is greater than the strike price and would owe the payoff amount when the variance is less than the strike price. As a payer of the realized price variance, the Fund would owe the payoff amount when the realized price variance of the underlying asset is greater than the strike price and would receive the payoff amount when the variance is less than the strike price.

(k)	Purchased options outstanding on September 30, 2009:

Options on Commodity Futures Contracts
Description	Exercise Price	Expiration Date	# of Contracts	Cost	Market Value
Call - OTC NYMEX WTI Crude December Futures	$102.000	12/31/2009	502	$4,428	$22
Call - OTC NYMEX WTI Crude December Futures	77.500	12/31/2010	600	5,040	4,269
Call - OTC NYMEX WTI Crude December Futures	86.500	12/31/2010	516	3,034	2,325
Put - OTC SPGCCLP December Futures	432.180	12/16/2009	21,785,000	1,013	677

				$13,515	$7,293

(l)	Written options outstanding on September 30, 2009:

Options on Commodity Futures Contracts
Description	Exercise Price	Expiration Date	# of Contracts	Premium	Market Value
Call - OTC NYMEX Gulf Coast 54-Grade Jet Fuel December Futures	$225.000	12/31/2010	600	$5,040	$4,000
Call - OTC NYMEX Gulf Coast 54-Grade Jet Fuel December Futures	250.000	12/31/2010	516	3,034	2,300
Call - OTC NYMEX Heating Oil December Futures	300.000	12/31/2009	502	4,427	10
Put - OTC NYMEX WTI Crude January Futures	60.000	12/16/2009	298	1,055	879

				$13,556	$7,189

Options on Exchange-Traded Futures Contracts
Description	Exercise Price	Expiration Date	# of Contracts	Premium	Market Value
Call - OTC DJUBS January Futures	$245.000	01/04/2011	37,500,000	$1,492	$69
Call - OTC DJUBS January Futures	250.000	01/11/2011	19,800,000	756	33
Call - OTC DJUBS October Futures	230.000	10/19/2010	68,000,000	0	116
Put - OTC DJUBS January Futures	160.000	01/04/2011	37,500,000	2,035	8,077
Put - OTC DJUBS January Futures	160.000	01/11/2011	19,800,000	1,071	4,251
Put - OTC DJUBS October Futures	150.000	10/19/2010	68,000,000	0	12,561

				$5,354	$25,107

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Premium	Market Value
Put - OTC 5-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Pay	3.420%	11/23/2009	$22,800	$524	$36
Put - OTC 5-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Pay	3.750%	11/23/2009	3,000	21	2
Put - OTC 5-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Pay	5.000%	06/15/2010	324,000	3,159	1,215
Put - OTC 5-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Pay	5.500%	08/31/2010	31,000	237	133
Put - OTC 5-Year Interest Rate Swap	BNP	3-Month USD-LIBOR	Pay	3.420%	11/23/2009	76,500	2,157	121
Put - OTC 5-Year Interest Rate Swap	BNP	3-Month USD-LIBOR	Pay	3.750%	11/23/2009	37,000	354	20
Put - OTC 5-Year Interest Rate Swap	BNP	3-Month USD-LIBOR	Pay	5.000%	06/15/2010	148,000	1,358	555
Put - OTC 5-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	5.500%	08/31/2010	123,000	1,325	528
Put - OTC 7-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	6.000%	08/31/2010	1,400	11	7
Put - OTC 10-Year Interest Rate Swap	GSC	3-Month USD-LIBOR	Pay	4.350%	11/23/2009	57,700	421	107
Put - OTC 7-Year Interest Rate Swap	GSC	3-Month USD-LIBOR	Pay	5.365%	09/20/2010	64,000	2,058	535
Put - OTC 5-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Pay	3.750%	11/23/2009	137,000	1,205	75
Put - OTC 7-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Pay	6.000%	08/31/2010	13,000	108	60
Put - OTC 5-Year Interest Rate Swap	MLP	3-Month USD-LIBOR	Pay	3.750%	11/23/2009	3,000	25	2
Put - OTC 7-Year Interest Rate Swap	MLP	3-Month USD-LIBOR	Pay	4.000%	11/23/2009	268,000	3,157	362
Put - OTC 10-Year Interest Rate Swap	MLP	3-Month USD-LIBOR	Pay	4.350%	11/23/2009	246,000	1,903	456
Put - OTC 5-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Pay	5.500%	08/31/2010	16,000	152	69
Put - OTC 5-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	3.750%	11/23/2009	76,000	670	42
Put - OTC 5-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	5.500%	08/31/2010	32,000	245	137

See Accompanying Notes	Semiannual Report	September 30, 2009	93

Consolidated Schedule of Investments  CommodityRealReturn Strategy Fund®  (Cont.)

Interest Rate Swaptions (Cont.)
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Premium	Market Value
Put - OTC 7-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	6.000%	08/31/2010	$56,500	$440	$262
Put - OTC 10-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	6.000%	08/31/2010	20,000	198	134
Put - OTC 7-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	5.365%	09/20/2010	194,000	3,104	1,623

							$22,832	$6,481

Transactions in written call and put options for the period ended September 30, 2009:

	# of Contracts	Notional Amount	Premium
Balance at 03/31/2009	250,602,367	$485,700	$22,715
Sales	74,753,037	3,163,900	44,696
Closing Buys	(74,747,175)	(1,537,300)	(22,881)
Expirations	(4,260)	(162,400)	(1,736)
Exercised	(2,053)	0	(1,052)

Balance at 09/30/2009	250,601,916	$1,949,900	$41,742

(m)	Short sales outstanding on September 30, 2009:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Market Value
Fannie Mae	5.000%	10/01/2039	$55,000	$56,263	$56,813
Fannie Mae	5.500%	11/01/2039	859,900	892,671	896,580
Fannie Mae	6.000%	10/01/2039	10,900	11,454	11,498
Fannie Mae	6.000%	11/01/2039	115,900	121,641	121,894
Ginnie Mae	6.000%	10/01/2039	11,600	12,220	12,247

				$1,094,249	$1,099,032

(n)	Foreign currency contracts outstanding on September 30, 2009:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	AUD	3,213	10/2009	JPM	$31	$0	$31
Buy		3,213	10/2009	RBS	162	0	162
Buy	BRL	58,841	10/2009	HSBC	857	0	857
Sell		58,841	10/2009	JPM	0	(4,026)	(4,026)
Sell		58,841	02/2010	HSBC	0	(857)	(857)
Buy	CHF	11,295	10/2009	HSBC	0	(52)	(52)
Sell		11,295	10/2009	RBC	0	(443)	(443)
Sell		11,295	12/2009	HSBC	52	0	52
Buy	CNY	48,467	03/2010	BCLY	0	(64)	(64)
Buy		26,482	03/2010	BOA	0	(29)	(29)
Buy		21,543	03/2010	CITI	0	(36)	(36)
Buy		97,463	03/2010	DUB	0	(176)	(176)
Buy		20,729	03/2010	HSBC	0	(31)	(31)
Buy		194	03/2010	JPM	0	0	0
Buy		45,778	06/2010	BCLY	0	(37)	(37)
Buy		19,172	06/2010	CITI	0	(11)	(11)
Buy		8,240	06/2010	DUB	0	(8)	(8)
Buy		59,580	06/2010	HSBC	0	(49)	(49)
Sell	EUR	19,870	10/2009	BCLY	0	(611)	(611)
Sell		23,665	10/2009	BNP	0	(742)	(742)
Buy	EUR	693	10/2009	HSBC	4	0	4
Sell		15	10/2009	MSC	0	0	0
Sell		116	10/2009	RBC	0	(2)	(2)
Buy		1,068	10/2009	RBS	0	(3)	(3)
Sell		106	10/2009	RBS	0	(3)	(3)
Sell	GBP	7,370	10/2009	BNP	530	0	530
Sell		1,234	10/2009	RBC	28	0	28
Sell	JPY	6,231	10/2009	BNP	0	(2)	(2)
Sell		662,879	10/2009	CITI	15	0	15
Buy		662,879	10/2009	HSBC	37	0	37
Sell		662,879	10/2009	HSBC	0	(37)	(37)
Sell		24,115,587	10/2009	JPM	0	(7,955)	(7,955)
Sell		18,589	10/2009	RBC	0	(5)	(5)
Buy	KRW	11,904,503	11/2009	BCLY	128	0	128
Buy		13,527,687	11/2009	CITI	97	0	97
Buy		3,738,910	02/2010	CITI	67	0	67

94	PIMCO Funds	See Accompanying Notes

(Unaudited) September 30, 2009

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	KRW	10,664,379	02/2010	DUB	$111	$0	$111
Buy		39,571,525	02/2010	JPM	592	0	592
Buy	MXN	85,853	11/2009	CITI	17	(39)	(22)
Sell		2,579	11/2009	CITI	0	(17)	(17)
Buy		999	11/2009	DUB	1	0	1
Sell		1,997	11/2009	DUB	0	(2)	(2)
Buy		351,348	11/2009	HSBC	105	(73)	32
Buy		284,741	11/2009	JPM	27	0	27
Buy		200,933	11/2009	MSC	0	(227)	(227)
Buy	MYR	666	11/2009	BCLY	7	0	7
Buy		346	11/2009	DUB	2	0	2
Buy		907	11/2009	JPM	9	0	9
Buy		61	02/2010	CITI	0	0	0
Sell	PHP	8,748	11/2009	DUB	0	(5)	(5)
Buy	SGD	46	11/2009	BCLY	1	0	1
Buy		0	11/2009	BOA	0	0	0
Buy		157	11/2009	DUB	4	0	4
Buy		69	11/2009	RBS	2	0	2

					$2,886	$(15,542)	$(12,656)

(o)	Fair Value Measurements +

The following is a summary of the fair valuations according to the inputs used as of September 30, 2009 in valuing the Fund’s assets and liabilities:

Category ++	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 09/30/2009
Corporate Bonds & Notes	$0	$1,401,898	$26,271	$1,428,169
U.S. Government Agencies	0	1,233,814	0	1,233,814
U.S. Treasury Obligations	0	11,818,425	0	11,818,425
Short-Term Instruments	864,222	671,799	0	1,536,021
Other Investments +++	7,323	1,053,916	11,170	1,072,409

Investments, at value	$871,545	$16,179,852	$37,441	$17,088,838

Short Sales, at value	$0	$(1,099,032)	$0	$(1,099,032)

Financial Derivative Instruments ++++	$18,865	$371,344	$(32,296)	$357,913

Total	$890,410	$15,452,164	$5,145	$16,347,719

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ending September 30, 2009:

Category ++	Beginning Balance at 03/31/2009	Net Purchases/ (Sales)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)	Net Transfers In/ (Out) of Level 3	Ending Balance at 09/30/2009	Net Change in Unrealized Appreciation/ (Depreciation) on investments held at 09/30/2009
Corporate Bonds & Notes	$0	$0	$50	$0	$1,395	$24,826	$26,271	$1,395
Other Investments +++	1,951	8,742	8	1	(1,689)	2,157	11,170	(1,829)

Investments, at value	$1,951	$8,742	$58	$1	$(294)	$26,983	$37,441	$(434)

Financial Derivative Instruments ++++	$(72,024)	$(9,129)	$0	$0	$61,702	$(12,845)	$(32,296)	$12,531

Total	$(70,073)	$(387)	$58	$1	$61,408	$14,138	$5,145	$12,097

+	See note 2 in the Notes to Financial Statements for additional information.
++	Refer to the Schedule of Investments for additional information.
+++	Sum of all other categories each of which individually has an aggregate market value of less than 5% of net assets.
++++	Financial derivative instruments may include open futures contracts, swap contracts, written options, and foreign currency contracts.

See Accompanying Notes	Semiannual Report	September 30, 2009	95

Consolidated Schedule of Investments  CommodityRealReturn Strategy Fund®  (Cont.)

(p)	Fair Value of Derivative Instruments ^

The following is a summary of the fair valuations of the Fund’s derivative instruments categorized by risk exposure:

Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of September 30, 2009:

	Derivatives not accounted for as hedging instruments
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Other Contracts	Total
Assets:
Investments, at value (purchased options)	$0	$0	$0	$0	$7,293	$7,293
Variation margin receivable ^^	18,637	0	0	0	721	19,358
Unrealized appreciation on foreign currency contracts	0	2,886	0	0	0	2,886
Unrealized appreciation on swap agreements	17,885	0	11,957	0	405,498	435,340

	$36,522	$2,886	$11,957	$0	$413,512	$464,877

Liabilities:
Written options outstanding	$6,481	$0	$0	$0	$32,296	$38,777
Variation margin payable ^^	0	0	0	0	493	493
Unrealized depreciation on foreign currency contracts	0	15,542	0	0	0	15,542
Unrealized depreciation on swap agreements	4,824	0	21,180	0	18,855	44,859

	$11,305	$15,542	$21,180	$0	$51,644	$99,671

The Effect of Derivative Instruments on the Statement of Operations for the Six Months Ended September 30, 2009:

	Derivatives not accounted for as hedging instruments
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result from Operations:
Net realized gain (loss) on investments (purchased options)	$2,764	$0	$0	$0	$(4,190)	$(1,426)
Net realized gain (loss) on futures contracts, written options and swaps	42,180	0	(16,786)	0	885,987	911,381
Net realized (loss) on foreign currency transactions	0	(56,432)	0	0	0	(56,432)

	$44,944	$(56,432)	$(16,786)	$0	$881,797	$853,523

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result from Operations:
Net change in unrealized (depreciation) on investments (purchased options)	$(3,194)	$0	$0	$0	$(2,049)	$(5,243)
Net change in unrealized appreciation (depreciation) on futures contracts, written options and swaps	41,735	0	(32,334)	0	530,035	539,436
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	0	13,076	0	0	0	13,076

	$38,541	$13,076	$(32,334)	$0	$527,986	$547,269

^	See note 2 in the Notes to Financial Statements for additional information.
^^	The Fair Values of Derivative Instruments may include cumulative appreciation/depreciation of futures contracts as reported in the Notes to Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

96	PIMCO Funds	See Accompanying Notes

Consolidated Schedule of Investments Global Multi-Asset Fund	(Unaudited) September 30, 2009

	SHARES	MARKET VALUE (000S)
PIMCO FUNDS (b)(c) 36.4%
Emerging Local Bond Fund	1,532,385	$15,017
Emerging Markets and Infrastructure Bond Fund	2,578,771	27,851
Emerging Markets Bond Fund	1,952,922	19,979
Global Advantage Strategy Bond Fund	6,329,605	71,651
Global Bond Fund (Unhedged)	5,127,109	49,989
Real Return Fund	481,510	5,181
StocksPLUS® Fund	13,860,676	102,292
Total Return Fund	6,841,272	74,707

Total PIMCO Funds (Cost $339,317)		366,667

	PRINCIPAL AMOUNT (000S)
CORPORATE BONDS & NOTES 15.2%

BANKING & FINANCE 12.4%

American Express Bank FSB
3.150% due 12/09/2011	$5,000	5,194

ANZ National International Ltd.
3.250% due 04/02/2012	4,100	4,245
6.200% due 07/19/2013	2,000	2,191

Bank of America Corp.
2.100% due 04/30/2012	11,800	11,973
5.750% due 12/01/2017	1,465	1,465
7.375% due 05/15/2014	4,800	5,348

Bear Stearns Cos. LLC
7.250% due 02/01/2018	1,465	1,676

Block Financial LLC
7.875% due 01/15/2013	1,000	1,085

Citibank N.A.
0.498% due 05/07/2012	10,000	10,020
1.875% due 05/07/2012	6,800	6,850

General Electric Capital Corp.
3.000% due 12/09/2011	5,000	5,178

ING Bank NV
2.625% due 02/09/2012	9,250	9,413
3.900% due 03/19/2014	4,000	4,123

LeasePlan Corp. NV
3.000% due 05/07/2012	7,000	7,166

Lloyds TSB Bank PLC
2.800% due 04/02/2012	8,000	8,189

Marsh & McLennan Cos., Inc.
5.750% due 09/15/2015	1,000	1,056

MBNA Corp.
7.500% due 03/15/2012	2,200	2,401

Merrill Lynch & Co., Inc.
0.544% due 06/05/2012	2,800	2,694

Metropolitan Life Global Funding I
0.893% due 09/17/2010	2,900	2,894

New York Community Bank
3.000% due 12/16/2011	6,800	7,006

Pearson Dollar Finance Two PLC
6.250% due 05/06/2018	750	794

Rabobank Nederland NV
11.000% due 06/29/2049	2,200	2,702

Royal Bank of Scotland Group PLC
0.854% due 04/08/2011	10,000	10,029

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Svenska Handelsbanken AB
1.300% due 09/14/2012	$4,500	$4,478

Swedbank AB
2.800% due 02/10/2012	5,330	5,427

Wachovia Corp.
0.673% due 08/01/2013	1,460	1,396

		124,993

INDUSTRIALS 2.2%

Arrow Electronics, Inc.
6.000% due 04/01/2020	1,700	1,702

Black & Decker Corp.
8.950% due 04/15/2014	500	588

CSX Corp.
6.250% due 03/15/2018	250	272

Cytec Industries, Inc.
8.950% due 07/01/2017	500	554

Daimler Finance North America LLC
5.750% due 09/08/2011	500	526

Darden Restaurants, Inc.
6.200% due 10/15/2017	500	526

Dow Chemical Co.
2.718% due 08/08/2011	3,000	3,049
6.000% due 10/01/2012	2,300	2,452

Macy’s Retail Holdings, Inc.
5.750% due 07/15/2014	700	661
8.875% due 07/15/2015	2,000	2,097

MeadWestvaco Corp.
7.375% due 09/01/2019	1,000	1,049

Nabors Industries, Inc.
6.150% due 02/15/2018	500	502

Newell Rubbermaid, Inc.
6.250% due 04/15/2018	965	927

Rio Tinto Alcan, Inc.
5.000% due 06/01/2015	500	513

Rohm and Haas Co.
6.000% due 09/15/2017	1,000	998

RR Donnelley & Sons Co.
8.600% due 08/15/2016	1,000	1,055
11.250% due 02/01/2019	1,000	1,190

Toll Brothers Finance Corp.
6.750% due 11/01/2019	1,200	1,198

UST, Inc.
5.750% due 03/01/2018	1,000	965

Valero Energy Corp.
9.375% due 03/15/2019	250	292

Whirlpool Corp.
7.750% due 07/15/2016	1,000	1,077

		22,193

UTILITIES 0.6%

CenturyTel, Inc.
6.000% due 04/01/2017	1,000	1,016
6.150% due 09/15/2019	900	905

Embarq Corp.
7.082% due 06/01/2016	4,000	4,353

		6,274

Total Corporate Bonds & Notes (Cost $147,305)		153,460

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. GOVERNMENT AGENCIES 3.5%

Fannie Mae
0.422% due 08/05/2010	$7,102	$7,106
6.000% due 08/01/2037 (f)	2,457	2,597

Federal Home Loan Bank
1.625% due 07/27/2011	11,300	11,437

Freddie Mac
0.389% due 05/04/2011	314	314
2.125% due 03/23/2012	13,600	13,863

Total U.S. Government Agencies (Cost $34,920)		35,317

U.S. TREASURY OBLIGATIONS 15.4%

U.S. Treasury Bonds
4.250% due 05/15/2039	7,450	7,712
4.500% due 08/15/2039	4,900	5,286

U.S. Treasury Notes
1.000% due 08/31/2011	43,500	43,599
1.125% due 06/30/2011	45,000	45,283
2.000% due 09/30/2010	45,000	45,717
2.250% due 05/31/2014 (f)	1,600	1,606
2.625% due 06/30/2014	300	305
2.625% due 07/31/2014	5,300	5,391

Total U.S. Treasury Obligations (Cost $154,246)		154,899

ASSET-BACKED SECURITIES 0.0%

SLM Student Loan Trust
0.499% due 12/17/2018	203	202

Total Asset-Backed Securities (Cost $200)		202

SOVEREIGN ISSUES 0.8%

Mexico Government International Bond
5.950% due 03/19/2019	1,500	1,582
6.050% due 01/11/2040	6,500	6,516

Total Sovereign Issues (Cost $8,098)		8,098

	SHARES
EXCHANGE-TRADED FUNDS 6.2%

iShares MSCI EAFE
Index Fund	623,700	34,116
SPDR Gold Trust	291,973	28,862

Total Exchange-Traded Funds (Cost $53,554)		62,978

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 26.4%

CERTIFICATES OF DEPOSIT 1.0%

Barclays Bank PLC
1.109% due 03/22/2011	$10,100	10,093

REPURCHASE AGREEMENTS 2.2%

Barclays Capital, Inc.
0.080% due 10/01/2009	400	400
(Dated 09/30/2009. Collateralized by Regions Bank 2.750% due 12/10/2010 valued at $404. Repurchase proceeds are $400.)

See Accompanying Notes	Semiannual Report	September 30, 2009	97

Consolidated Schedule of Investments  Global Multi-Asset Fund  (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

BNP Paribas Bank
0.040% due 10/01/2009	$700	$700
(Dated 09/30/2009. Collateralized by Federal Home Loan Bank 0.950% due 03/30/2010 valued at $715. Repurchase proceeds are $700.)

Greenwich Capital Markets, Inc.
0.050% due 10/01/2009	700	700
(Dated 09/30/2009. Collateralized by Freddie Mac 0.750% due 01/18/2011 valued at $716. Repurchase proceeds are $700.)

JPMorgan Chase Bank N.A.
0.030% due 10/01/2009	16,600	16,600
(Dated 09/30/2009. Collateralized by U.S. Treasury Notes 1.875% - 4.750% due 03/31/2011 - 02/28/2014 valued at $17,050. Repurchase proceeds are $16,600.)
0.040% due 10/01/2009	700	700
(Dated 09/30/2009. Collateralized by U.S. Treasury Inflation Protected Securities 1.875% due 07/15/2013 valued at $718. Repurchase proceeds are $700.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.040% due 10/01/2009	$1,400	$1,400
(Dated 09/30/2009. Collateralized by Freddie Mac 1.722% - 7.000% due 03/15/2010 - 04/27/2011 valued at $1,429. Repurchase proceeds are $1,400.)
0.070% due 10/01/2009	700	700
(Dated 09/30/2009. Collateralized by U.S. Treasury Notes 3.000% due 09/30/2016 valued at $716. Repurchase proceeds are $700.)

State Street Bank and Trust Co.
0.010% due 10/01/2009	1,013	1,013
(Dated 09/30/2009. Collateralized by U.S. Treasury Bills 0.000% due 11/27/2009 valued at $1,040. Repurchase proceeds are $1,013.)

		22,213

U.S. CASH MANAGEMENT BILLS 0.1%
0.181% due 04/01/2010 (a)(d)	1,440	1,438

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY BILLS 0.1%
0.212% due 02/25/2010 - 03/11/2010 (a)(d)(f)	$550	$550

	SHARES
SHORT-TERM FLOATING NAV PORTFOLIO (b) 23.0%
	23,184,487	232,146

Total Short-Term Instruments (Cost $266,389)		266,440

PURCHASED OPTIONS (h) 0.4%
(Cost $10,945)		3,730

Total Investments 104.3% (Cost $1,014,974)		$1,051,791

Written Options (i) (0.1%) (Premiums $5,335)		(1,208)

Other Assets and Liabilities (Net) (4.2%)		(41,794)

Net Assets 100.0%		$1,008,789

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Coupon represents a weighted average rate.
(b)	Affiliated to the Fund.
(c)	Institutional Class Shares of each PIMCO Fund.
(d)	Securities with an aggregate market value of $799 have been pledged as collateral for swap and swaption contracts on September 30, 2009.
(e)	The average amount of borrowings while outstanding during the period ended September 30, 2009 was $8,064 at a weighted average interest rate of (0.200)%. On September 30, 2009, there were no open reverse repurchase agreements.
(f)	Securities with an aggregate market value of $2,819 have been pledged as collateral for the following open futures contracts on September 30, 2009:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation
90-Day Eurodollar December Futures	Long	12/2010	385	$337
90-Day Eurodollar June Futures	Long	06/2010	385	294
S&P 500 Index December Futures	Long	12/2009	80	625

				$1,256

(g)	Swap agreements outstanding on September 30, 2009:

Credit Default Swaps on Corporate, Sovereign, and U.S. Municipal Issues - Buy Protection (1)
Reference Entity	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at September 30, 2009 (3)	Notional Amount (4)	Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Arrow Electronics, Inc.	GSC	(1.000%	)	12/20/2019	0.853%	$1,700	$(22)	$0	$(22)
Bank of America Corp.	BCLY	(1.000%	)	06/20/2014	1.214%	4,800	44	196	(152)
Black & Decker Corp.	CITI	(2.200%	)	06/20/2014	1.132%	500	(24)	0	(24)
Block Financial LLC	JPM	(1.270%	)	03/20/2013	0.416%	1,000	(29)	0	(29)
CenturyTel, Inc.	JPM	(2.000%	)	06/20/2017	0.819%	1,000	(81)	0	(81)
CenturyTel, Inc.	MSC	(1.000%	)	09/20/2019	0.849%	900	(11)	(11)	0
CSX Corp.	BCLY	(1.350%	)	03/20/2018	0.560%	250	(15)	0	(15)
Cytec Industries, Inc.	CITI	(1.000%	)	09/20/2017	1.555%	300	10	27	(17)
Cytec Industries, Inc.	DUB	(1.000%	)	09/20/2017	1.555%	200	7	17	(10)
Daimler Finance N.A. LLC	BNP	(4.100%	)	09/20/2011	0.745%	500	(33)	0	(33)
Darden Restaurants, Inc.	DUB	(2.250%	)	12/20/2017	1.430%	500	(28)	0	(28)
Embarq Corp.	BCLY	(1.650%	)	06/20/2016	0.633%	2,000	(125)	0	(125)
Embarq Corp.	DUB	(1.000%	)	06/20/2016	0.623%	1,000	(24)	(16)	(8)
Embarq Corp.	JPM	(2.350%	)	06/20/2016	0.633%	1,000	(106)	0	(106)
Macy’s Retail Holdings, Inc.	BCLY	(6.780%	)	09/20/2015	3.026%	2,000	(377)	0	(377)
Macy’s Retail Holdings, Inc.	BNP	(5.000%	)	09/20/2014	2.929%	700	(64)	(73)	9
Marsh & McLennan Cos., Inc.	DUB	(1.000%	)	09/20/2015	0.445%	1,000	(31)	(23)	(8)
Nabors Industries, Inc.	BCLY	(2.710%	)	03/20/2018	1.096%	500	(58)	0	(58)
Newell Rubbermaid, Inc.	UBS	(1.790%	)	06/20/2018	1.730%	965	(5)	0	(5)
Pearson Dollar Finance PLC	BCLY	(0.770%	)	06/20/2018	0.581%	750	(11)	0	(11)

98	PIMCO Funds	See Accompanying Notes

(Unaudited) September 30, 2009

Credit Default Swaps on Corporate, Sovereign, and U.S. Municipal Issues - Buy Protection (1) (Cont.)
Reference Entity	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at September 30, 2009 (3)	Notional Amount (4)	Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Rio Tinto Alcan, Inc.	BCLY	(1.740%	)	06/20/2015	0.287%	$500	$(39)	$0	$(39)
Rohm and Haas Co.	BNP	(1.600%	)	09/20/2017	1.025%	1,000	(40)	0	(40)
RR Donnelley & Sons Co.	BOA	(5.000%	)	09/20/2016	2.372%	1,000	(153)	(92)	(61)
RR Donnelley & Sons Co.	BOA	(3.500%	)	03/20/2019	2.489%	1,000	(74)	0	(74)
Toll Brothers Finance Corp.	BOA	(1.000%	)	12/20/2019	1.378%	1,200	37	43	(6)
UST, Inc.	BCLY	(0.700%	)	03/20/2018	0.186%	1,000	(39)	0	(39)
Valero Energy Corp.	GSC	(2.700%	)	03/20/2019	2.508%	250	(4)	0	(4)
Westvaco Corp.	JPM	(1.000%	)	09/20/2019	1.057%	1,000	4	16	(12)
Whirlpool Corp.	BOA	(2.980%	)	09/20/2016	1.825%	1,000	(69)	0	(69)

							$(1,360)	$84	$(1,444)

Credit Default Swaps on Corporate, Sovereign, and U.S. Municipal Issues - Sell Protection (2)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at September 30, 2009 (3)	Notional Amount (4)	Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Brazil Government International Bond	DUB	3.050%	12/20/2009	0.574%	$500	$7	$0	$7
Brazil Government International Bond	DUB	1.400%	05/20/2010	0.574%	1,500	17	0	17
Brazil Government International Bond	JPM	2.900%	11/20/2009	0.574%	1,000	14	0	14
Brazil Government International Bond	JPM	3.050%	11/20/2009	0.574%	100	2	0	2
Brazil Government International Bond	MLP	2.250%	11/20/2009	0.574%	150	2	0	2
Brazil Government International Bond	UBS	3.250%	12/20/2009	0.574%	500	8	0	8
Colombia Government International Bond	DUB	2.150%	05/20/2010	0.757%	2,000	37	0	37
General Electric Capital Corp.	BNP	4.700%	12/20/2013	2.021%	1,465	153	0	153
Mexico Government International Bond	DUB	2.950%	12/20/2009	0.914%	500	6	0	6
Mexico Government International Bond	JPM	2.100%	11/20/2009	0.914%	150	1	0	1
Mexico Government International Bond	JPM	2.850%	11/20/2009	0.914%	1,000	13	0	13
Mexico Government International Bond	JPM	2.900%	11/20/2009	0.914%	100	1	0	1
Mexico Government International Bond	MLP	2.100%	05/20/2010	0.914%	920	16	0	16
Mexico Government International Bond	UBS	3.100%	12/20/2009	0.914%	500	7	0	7
Republic of Korea Government Bond	JPM	3.430%	12/20/2009	0.673%	500	4	0	4
Republic of Korea Government Bond	JPM	3.450%	12/20/2009	0.673%	1,000	7	0	7
Republic of Korea Government Bond	JPM	3.800%	12/20/2009	0.673%	100	1	0	1
Republic of Korea Government Bond	UBS	1.900%	12/20/2009	0.673%	150	1	0	1
Republic of Korea Government Bond	UBS	3.500%	12/20/2009	0.673%	500	4	0	4
Russia Government International Bond	JPM	6.500%	11/20/2009	0.532%	100	3	0	3
Russia Government International Bond	MLP	3.800%	11/20/2009	0.532%	150	3	0	3
Russia Government International Bond	MSC	10.500%	11/20/2009	0.532%	1,000	53	0	53
VTB Capital S.A.	BCLY	1.000%	12/20/2010	2.551%	5,000	(92)	(82)	(10)

						$268	$(82)	$350

Credit Default Swaps on Credit Indices - Sell Protection (2)
Index/Tranches	Counterparty	Fixed Deal Receive Rate	Maturity Date	Notional Amount (4)	Market Value (5)	Upfront Premiums Paid/(Received)	Unrealized Appreciation
CDX.IG-9 5-Year Index 15-30%	DUB	0.900%	12/20/2012	$500	$8	$0	$8
CDX.IG-9 5-Year Index 15-30%	DUB	1.040%	12/20/2012	500	10	0	10
CDX.IG-9 5-Year Index 15-30%	DUB	1.160%	12/20/2012	500	12	0	12
CDX.IG-9 5-Year Index 15-30%	DUB	1.820%	12/20/2012	2,500	111	0	111
CDX.IG-9 5-Year Index 15-30%	MLP	1.720%	12/20/2012	2,500	103	0	103
CDX.IG-9 5-Year Index 15-30%	MSC	1.163%	12/20/2012	3,000	71	0	71

					$315	$0	$315

(1)	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.
(2)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities compromising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities compromising the referenced index.
(3)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, U.S. municipal issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
(4)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(5)	The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

See Accompanying Notes	Semiannual Report	September 30, 2009	99

Consolidated Schedule of Investments  Global Multi-Asset Fund  (Cont.)

Total Return Swaps on Indices (Commodities & Equities)
Pay/Receive Total Return on Reference Index	Index	# of Shares or Units	Floating Rate (6)	Notional Amount	Maturity Date	Counterparty	Unrealized Appreciation/ (Depreciation)
Receive	DJUBSTR Index	41,133	3-Month U.S. Treasury Bill rate plus a specified spread	$4,670	10/28/2009	BCLY	$146
Receive	DJUBSTR Index	22,521	3-Month U.S. Treasury Bill rate plus a specified spread	6,900	10/28/2009	GSC	220
Receive	DJUBSTR Index	133,404	3-Month U.S. Treasury Bill rate plus a specified spread	34,040	10/28/2009	MSC	1,068
Receive	iShares MSCI EM Index	2,152,283	1-Month USD-LIBOR plus 0.040%	75,997	01/29/2010	MLP	7,731
Receive	iShares MSCI EAFE Index	1,042,815	1-Month USD-LIBOR plus 0.210%	57,073	04/15/2010	MLP	(41)

							$9,124

(6)	Floating rate is based upon predetermined notional amounts, which may be a multiple of the number of shares or units disclosed.

(h)	Purchased options outstanding on September 30, 2009:

Options on Exchange-Traded Futures Contracts
Description	Exercise Price	Expiration Date	# of Contracts	Cost	Market Value
Put - CBOE S&P 500 Index December Futures	$600.000	12/19/2009	293	$1,284	$16
Put - CBOE S&P 500 Index December Futures	700.000	12/19/2009	115	817	14
Put - CBOE S&P 500 Index December Futures	850.000	12/19/2009	2,822	1,730	1,863
Put - CBOE S&P 500 Index December Futures	700.000	12/18/2010	735	7,058	1,731

				$10,889	$3,624

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
Put - OTC 10-Year Interest Rate Swap	HSBC	6-Month GBP-LIBOR	Receive	5.000%	09/14/2018	GBP	2,000	$56	$106

(i)	Written options outstanding on September 30, 2009:

Options on Exchange-Traded Futures Contracts
Description	Exercise Price	Expiration Date	# of Contracts	Premium	Market Value
Put - CBOE S&P 500 Index December Futures	$500.000	12/19/2009	115	$197	$1
Put - CBOE S&P 500 Index December Futures	600.000	12/18/2010	735	4,555	1,044

				$4,752	$1,045

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Premium	Market Value
Put - OTC 10-Year Interest Rate Swap	GSC	3-Month USD-LIBOR	Pay	4.350%	11/23/2009	$87,900	$583	$163

Transactions in written call and put options for the period ended September 30, 2009:

	# of Contracts	Notional Amount	Premium
Balance at 03/31/2009	115	$0	$197
Sales	735	87,900	5,138
Closing Buys	0	0	0
Expirations	0	0	0
Exercised	0	0	0

Balance at 09/30/2009	850	$87,900	$5,335

(j)	Foreign currency contracts outstanding on September 30, 2009:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	AUD	13,441	11/2009	JPM	$126	$0	$126
Sell	BRL	11,331	10/2009	HSBC	0	(286)	(286)
Buy		11,331	10/2009	JPM	775	0	775

100	PIMCO Funds	See Accompanying Notes

(Unaudited) September 30, 2009

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	CAD	22,105	10/2009	CITI	$210	$0	$210
Buy		3,053	10/2009	JPM	42	0	42
Buy	CHF	12,377	10/2009	CITI	610	0	610
Sell		12,377	10/2009	JPM	39	0	39
Buy		12,377	12/2009	JPM	0	(40)	(40)
Buy	CNY	38,490	03/2010	JPM	0	(18)	(18)
Buy		66,164	06/2010	HSBC	0	(88)	(88)
Buy	EUR	18,889	10/2009	JPM	618	0	618
Buy	GBP	19,702	10/2009	JPM	36	(1,082)	(1,046)
Buy	JPY	493,487	10/2009	JPM	3	0	3
Buy		1,361,969	10/2009	UBS	457	0	457
Buy	SEK	27,963	10/2009	CITI	515	0	515
Sell		27,963	10/2009	JPM	0	(7)	(7)
Buy		27,963	12/2009	JPM	7	0	7

					$3,438	$(1,521)	$1,917

(k)	Fair Value Measurements +

The following is a summary of the fair valuations according to the inputs used as of September 30, 2009 in valuing the Fund’s assets and liabilities:

Category ++	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 09/30/2009
PIMCO Funds	$366,667	$0	$0	$366,667
Corporate Bonds & Notes	0	153,460	0	153,460
U.S. Treasury Obligations	0	154,899	0	154,899
Exchange-Traded Funds	62,978	0	0	62,978
Short-Term Instruments	232,146	34,294	0	266,440
Other Investments +++	3,624	43,723	0	47,347

Investments, at value	$665,415	$386,376	$0	$1,051,791

Financial Derivative Instruments ++++	$211	$10,099	$0	$10,310

Total	$665,626	$396,475	$0	$1,062,101

+	See note 2 in the Notes to Financial Statements for additional information.
++	Refer to the Schedule of Investments for additional information.
+++	Sum of all other categories each of which individually has an aggregate market value of less than 5% of net assets.
++++	Financial derivative instruments may include open futures contracts, swap contracts, written options, and foreign currency contracts.

(l)	Fair Value of Derivative Instruments ^

The following is a summary of the fair valuations of the Fund’s derivative instruments categorized by risk exposure:

Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of September 30, 2009:

	Derivatives not accounted for as hedging instruments
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Other Contracts	Total
Assets:
Investments, at value (purchased options)	$106	$0	$0	$3,624	$0	$3,730
Variation margin receivable ^^	631	0	0	625	0	1,256
Unrealized appreciation on foreign currency contracts	0	3,438	0	0	0	3,438
Unrealized appreciation on swap agreements	0	0	684	7,731	1,434	9,849

	$737	$3,438	$684	$11,980	$1,434	$18,273

Liabilities:
Written options outstanding	$163	$0	$0	$1,045	$0	$1,208
Unrealized depreciation on foreign currency contracts	0	1,521	0	0	0	1,521
Unrealized depreciation on swap agreements	0	0	1,463	41	0	1,504

	$163	$1,521	$1,463	$1,086	$0	$4,233

See Accompanying Notes	Semiannual Report	September 30, 2009	101

Consolidated Schedule of Investments  Global Multi-Asset Fund  (Cont.)

The Effect of Derivative Instruments on the Statement of Operations for the Six Months Ended September 30, 2009:

	Derivatives not accounted for as hedging instruments
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result from Operations:
Net realized (loss) on investments (purchased options)	$0	$0	$0	$(642)	$0	$(642)
Net realized gain (loss) on futures contracts, written options and swaps	(534)	0	(401)	42,194	(1,434)	39,825
Net realized gain on foreign currency transactions	0	4,524	0	0	0	4,524

	$(534)	$4,524	$(401)	$41,552	$(1,434)	$43,707

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result from Operations:
Net change in unrealized appreciation (depreciation) on investments (purchased options)	$41	$0	$0	$(6,831)	$0	$(6,790)
Net change in unrealized appreciation (depreciation) on futures contracts, written options and swaps	2,195	0	(645)	4,093	1,434	7,077
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	0	1,919	0	0	0	1,919

	$2,236	$1,919	$(645)	$(2,738)	$1,434	$2,206

^	See note 2 in the Notes to Financial Statements for additional information.
^^	The Fair Values of Derivative Instruments may include cumulative appreciation/depreciation of futures contracts as reported in the Notes to Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

102	PIMCO Funds	See Accompanying Notes

(THIS PAGE INTENTIONALLY LEFT BLANK)

Semiannual Report	September 30, 2009	103

Financial Highlights

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (a)	Net Realized/ Unrealized Gain (Loss) on Investments	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Basis Return of Capital

All Asset Fund
Class A
09/30/2009+	$9.70	$0.22	$2.01	$2.23	$(0.22)	$0.00	$0.00
03/31/2009	12.54	0.56	(2.82)	(2.26)	(0.58)	0.00	0.00
03/31/2008	12.74	0.89	(0.16)	0.73	(0.93)	0.00	0.00
03/31/2007	12.56	0.70	0.20	0.90	(0.68)	(0.04)	0.00
03/31/2006	12.60	0.81	(0.08)	0.73	(0.71)	(0.06)	0.00
03/31/2005	12.78	0.81	(0.22)	0.59	(0.70)	(0.07)	0.00
Class B
09/30/2009+	9.64	0.18	1.99	2.17	(0.18)	0.00	0.00
03/31/2009	12.47	0.46	(2.79)	(2.33)	(0.50)	0.00	0.00
03/31/2008	12.67	0.78	(0.14)	0.64	(0.84)	0.00	0.00
03/31/2007	12.49	0.60	0.21	0.81	(0.59)	(0.04)	0.00
03/31/2006	12.54	0.70	(0.07)	0.63	(0.62)	(0.06)	0.00
03/31/2005	12.73	0.70	(0.20)	0.50	(0.62)	(0.07)	0.00
Class C
09/30/2009+	9.62	0.18	1.99	2.17	(0.18)	0.00	0.00
03/31/2009	12.45	0.47	(2.80)	(2.33)	(0.50)	0.00	0.00
03/31/2008	12.65	0.78	(0.14)	0.64	(0.84)	0.00	0.00
03/31/2007	12.48	0.60	0.20	0.80	(0.59)	(0.04)	0.00
03/31/2006	12.54	0.71	(0.08)	0.63	(0.63)	(0.06)	0.00
03/31/2005	12.73	0.71	(0.21)	0.50	(0.62)	(0.07)	0.00
Class R
09/30/2009+	9.69	0.21	2.00	2.21	(0.21)	0.00	0.00
03/31/2009	12.55	0.60	(2.90)	(2.30)	(0.56)	0.00	0.00
03/31/2008	12.77	0.90	(0.20)	0.70	(0.92)	0.00	0.00
03/31/2007	12.61	0.66	0.20	0.86	(0.66)	(0.04)	0.00
01/31/2006 - 03/31/2006	12.85	0.03	(0.21)	(0.18)	(0.06)	0.00	0.00

All Asset All Authority Fund
Class A
09/30/2009+	$9.03	$0.23	$1.55	$1.78	$(0.19)	$0.00	$0.00
03/31/2009	10.96	0.55	(1.88)	(1.33)	(0.48)	(0.12)	0.00
03/31/2008	10.67	0.72	0.34	1.06	(0.77)	0.00	0.00
03/31/2007	10.61	0.58	0.05	0.63	(0.55)	(0.02)	0.00
07/29/2005 - 03/31/2006	10.96	0.57	(0.39)	0.18	(0.51)	(0.02)	0.00
Class C
09/30/2009+	8.99	0.20	1.53	1.73	(0.16)	0.00	0.00
03/31/2009	10.92	0.50	(1.90)	(1.40)	(0.41)	(0.12)	0.00
03/31/2008	10.64	0.63	0.34	0.97	(0.69)	0.00	0.00
03/31/2007	10.58	0.50	0.06	0.56	(0.48)	(0.02)	0.00
07/29/2005 - 03/31/2006	10.96	0.47	(0.35)	0.12	(0.48)	(0.02)	0.00

+	Unaudited
*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)	Effective October 1, 2005, the Fund’s administrative fee was reduced by 0.05% to 0.40%.
(c)	Effective October 1, 2006, the Fund’s advisory fee was reduced by 0.025% to 0.175%.
(d)	Effective October 1, 2006, the Fund’s advisory fee was reduced by 0.05% to 0.20%.
(e)	Ratio of expenses to average net assets included line of credit expenses.

104	PIMCO Funds	See Accompanying Notes

Total Distributions	Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$(0.22)	$11.71	23.07%	$1,062,980	0.83	5%*	0.82	5%*	0.83	5%*	0.82	5%*	4.05	%*	55%
(0.58)	9.70	(18.33)	990,893	0.80	5	0.82	5	0.80	5	0.82	5	5.01		89
(0.93)	12.54	5.85	1,584,884	0.80	5	0.82	5	0.80	5	0.82	5	6.93		96
(0.72)	12.74	7.36	1,501,507	0.83	5(c)	0.83	5(c)	0.83	5(c)	0.83	5(c)	5.56		86
(0.77)	12.56	5.83	1,716,654	0.87	(b)	0.87	(b)	0.87	(b)	0.87	(b)	6.25		56
(0.77)	12.60	4.66	907,980	0.86		0.90		0.86		0.90		6.42		92

(0.18)	11.63	22.60	158,808	1.58	5*	1.57	5*	1.58	5*	1.57	5*	3.31	*	55
(0.50)	9.64	(18.98)	137,548	1.55	5	1.57	5	1.55	5	1.57	5	4.12		89
(0.84)	12.47	5.10	237,231	1.55	5	1.57	5	1.55	5	1.57	5	6.15		96
(0.63)	12.67	6.61	269,784	1.58	5(c)	1.58	5(c)	1.58	5(c)	1.58	5(c)	4.82		86
(0.68)	12.49	5.05	312,732	1.62	(b)	1.62	(b)	1.62	(b)	1.62	(b)	5.45		56
(0.69)	12.54	3.90	194,889	1.61		1.65		1.61		1.65		5.56		92

(0.18)	11.61	22.66	990,098	1.58	5*	1.57	5*	1.58	5*	1.57	5*	3.31	*	55
(0.50)	9.62	(18.99)	836,206	1.55	5	1.57	5	1.55	5	1.57	5	4.26		89
(0.84)	12.45	5.12	1,236,340	1.55	5	1.57	5	1.55	5	1.57	5	6.14		96
(0.63)	12.65	6.53	1,304,837	1.58	5(c)	1.58	5(c)	1.58	5(c)	1.58	5(c)	4.81		86
(0.69)	12.48	5.00	1,549,370	1.62	(b)	1.62	(b)	1.62	(b)	1.62	(b)	5.58		56
(0.69)	12.54	3.94	777,105	1.61		1.65		1.61		1.65		5.66		92

(0.21)	11.69	22.89	4,211	1.13	5*	1.12	5*	1.13	5*	1.12	5*	3.80	*	55
(0.56)	9.69	(18.60)	2,031	1.10	5	1.12	5	1.10	5	1.12	5	5.70		89
(0.92)	12.55	5.60	456	1.10	5	1.12	5	1.10	5	1.12	5	7.04		96
(0.70)	12.77	7.01	36	1.13	5(c)	1.13	5(c)	1.13	5(c)	1.13	5(c)	5.23		86
(0.06)	12.61	(1.38)	10	1.15	*	1.15	*	1.15	*	1.15	*	1.25	*	56

$(0.19)	$10.62	19.84%	$646,397	1.06	%*(e)	1.06	%*(e)	0.85	%*	0.85	%*	4.67	%*	41%
(0.60)	9.03	(12.25)	544,594	1.16	(e)	1.16	(e)	0.85		0.85		5.63		117
(0.77)	10.96	10.31	363,665	2.47	(e)	2.47	(e)	0.85		0.85		6.66		116
(0.57)	10.67	6.16	236,772	2.41	(d)(e)	2.41	(d)(e)	0.87	(d)	0.87	(d)	5.45		128
(0.53)	10.61	1.57	227,564	2.06	*(b)(e)	2.06	*(b)(e)	0.90	*(b)	0.90	*(b)	8.00	*	62

(0.16)	10.56	19.34	389,097	1.81	*(e)	1.81	*(e)	1.60	*	1.60	*	3.92	*	41
(0.53)	8.99	(12.87)	248,865	1.91	(e)	1.91	(e)	1.60		1.60		5.10		117
(0.69)	10.92	9.44	168,527	3.26	(e)	3.26	(e)	1.60		1.60		5.86		116
(0.50)	10.64	5.43	140,296	3.16	(d)(e)	3.16	(d)(e)	1.62	(d)	1.62	(d)	4.72		128
(0.50)	10.58	1.03	125,977	2.80	*(b)(e)	2.80	*(b)(e)	1.65	*(b)	1.65	*(b)	6.62	*	62

Semiannual Report	September 30, 2009	105

Financial Highlights  (Cont.)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (a)	Net Realized/ Unrealized Gain (Loss) on Investments	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Basis Return of Capital

Fundamental Advantage Total Return Strategy Fund
Class A
09/30/2009+	$4.36	$0.05	$0.92	$0.97	$0.00	$0.00	$0.00
07/31/2008 - 03/31/2009	9.81	0.24	(0.56)	(0.32)	(0.02)	(5.11)	0.00
Class C
09/30/2009+	4.41	0.05	0.91	0.96	0.00	0.00	0.00
07/31/2008 - 03/31/2009	9.81	0.21	(0.49)	(0.28)	(0.01)	(5.11)	0.00

Fundamental IndexPLUSTM TR Fund
Class A
09/30/2009+	$4.79	$0.23	$3.24	$3.47	$0.00	$0.00	$0.00
03/31/2009	9.38	0.38	(4.85)	(4.47)	0.00	(0.08)	(0.04)
03/31/2008	10.42	0.47	(0.83)	(0.36)	(0.15)	0.00	(0.53)
03/31/2007	10.27	0.40	1.09	1.49	(1.34)	0.00	0.00
06/30/2005 - 03/31/2006	10.00	0.26	0.45	0.71	(0.44)	0.00	0.00
Class C
09/30/2009+	4.74	0.20	3.20	3.40	0.00	0.00	0.00
03/31/2009	9.32	0.33	(4.81)	(4.48)	0.00	(0.08)	(0.02)
03/31/2008	10.39	0.39	(0.84)	(0.45)	(0.10)	0.00	(0.52)
03/31/2007	10.26	0.33	1.09	1.42	(1.29)	0.00	0.00
06/30/2005 - 03/31/2006	10.00	0.20	0.47	0.67	(0.41)	0.00	0.00

International StocksPLUS® TR Strategy Fund (Unhedged)
Class A
09/30/2009+	$4.57	$0.10	$3.14	$3.24	$0.00	$0.00	$0.00
03/31/2009	9.51	0.34	(5.11)	(4.77)	0.00	(0.06)	(0.11)
03/31/2008	10.20	0.45	(0.32)	0.13	(0.38)	0.00	(0.44)
11/30/2006 - 03/31/2007	10.00	0.14	0.47	0.61	(0.41)	0.00	0.00
Class C
09/30/2009+	4.53	0.08	3.09	3.17	0.00	0.00	0.00
03/31/2009	9.45	0.30	(5.07)	(4.77)	0.00	(0.06)	(0.09)
03/31/2008	10.19	0.37	(0.32)	0.05	(0.34)	0.00	(0.45)
11/30/2006 - 03/31/2007	10.00	0.12	0.46	0.58	(0.39)	0.00	0.00

+	Unaudited
*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)	Effective October 1, 2007, the Fund’s advisory fee was reduced by 0.05% to 0.39%.

106	PIMCO Funds	See Accompanying Notes

Total Distributions	Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$0.00	$5.33	22.25	$6,468	1.32	%*	1.32	%*	1.29	%*	1.29	%*	2.15	%*	288%
(5.13)	4.36	(1.90)	764	2.89	*	2.89	*	1.29	*	1.29	*	6.65	*	621

0.00	5.37	21.77	1,286	2.13	*	2.13	*	2.04	*	2.04	*	1.87	*	288
(5.12)	4.41	(1.59)	387	3.43	*	3.43	*	2.04	*	2.04	*	5.14	*	621

$0.00	$8.26	72.44%	$7,390	1.48	%*	1.48	%*	1.19	%*	1.19	%*	7.07	%*	398%
(0.12)	4.79	(47.81)	7,882	2.07		2.07		1.19		1.19		5.17		564
(0.68)	9.38	(4.01)	27,595	1.70		1.70		1.19		1.19		4.49		279
(1.34)	10.42	15.00	27,519	1.14		1.14		1.14		1.14		3.85		464
(0.44)	10.27	7.19	24,117	1.15	*	1.15	*	1.15	*	1.15	*	3.40	*	426

0.00	8.14	71.73	4,542	2.21	*	2.21	*	1.94	*	1.94	*	6.06	*	398
(0.10)	4.74	(48.13)	2,941	2.79		2.79		1.94		1.94		4.34		564
(0.62)	9.32	(4.83)	11,296	2.43		2.43		1.94		1.94		3.72		279
(1.29)	10.39	14.23	13,045	1.89		1.89		1.89		1.89		3.20		464
(0.41)	10.26	6.75	5,726	1.90	*	1.90	*	1.90	*	1.90	*	2.64	*	426

$0.00	$7.81	70.90%	$2,349	1.05	%*	1.05	%*	1.04	%*	1.04	%*	3.13	%*	359%
(0.17)	4.57	(50.47)	540	2.10		2.10		1.04		1.04		4.69		456
(0.82)	9.51	0.86	1,881	2.11	(b)	2.11	(b)	1.06	(b)	1.06	(b)	4.47		384
(0.41)	10.20	6.25	68	1.09	*	1.76	*	1.09	*	1.76	*	4.33	*	197

0.00	7.70	69.98	653	1.80	*	1.80	*	1.79	*	1.79	*	2.33	*	359
(0.15)	4.53	(50.76)	71	2.88		2.88		1.79		1.79		3.97		456
(0.79)	9.45	0.06	398	2.60	(b)	2.60	(b)	1.81	(b)	1.81	(b)	3.65		384
(0.39)	10.19	5.95	83	1.84	*	2.42	*	1.84	*	2.42	*	3.54	*	197

Semiannual Report	September 30, 2009	107

Financial Highlights  (Cont.)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (a)	Net Realized/ Unrealized Gain (Loss) on Investments	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Basis Return of Capital

International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged)
Class A
09/30/2009+	$6.38	$0.31	$3.34	$3.65	$0.00	$0.00	$0.00
03/31/2009	10.23	0.53	(4.38)	(3.85)	0.00	0.00	0.00
03/31/2008	12.17	0.53	(2.13)	(1.60)	(0.28)	(0.06)	0.00
03/31/2007	12.33	0.47	1.17	1.64	(1.80)	0.00	0.00
03/31/2006	10.39	0.37	2.97	3.34	(1.40)	0.00	0.00
03/31/2005	10.76	0.10	1.06	1.16	(1.04)	(0.34)	(0.15)
Class B
09/30/2009+	6.25	0.28	3.26	3.54	0.00	0.00	0.00
03/31/2009	10.08	0.46	(4.29)	(3.83)	0.00	0.00	0.00
03/31/2008	12.03	0.43	(2.11)	(1.68)	(0.21)	(0.06)	0.00
03/31/2007	12.21	0.37	1.16	1.53	(1.71)	0.00	0.00
03/31/2006	10.33	0.27	2.95	3.22	(1.34)	0.00	0.00
03/31/2005	10.76	0.03	1.04	1.07	(1.01)	(0.34)	(0.15)
Class C
09/30/2009+	6.26	0.28	3.26	3.54	0.00	0.00	0.00
03/31/2009	10.10	0.46	(4.30)	(3.84)	0.00	0.00	0.00
03/31/2008	12.04	0.43	(2.10)	(1.67)	(0.21)	(0.06)	0.00
03/31/2007	12.22	0.37	1.16	1.53	(1.71)	0.00	0.00
03/31/2006	10.33	0.27	2.96	3.23	(1.34)	0.00	0.00
03/31/2005	10.74	0.00	1.08	1.08	(1.00)	(0.34)	(0.15)

RealEstateRealReturn Strategy Fund
Class A
09/30/2009+	$2.04	$0.10	$1.86	$1.96	$0.00	$0.00	$0.00
03/31/2009	5.95	0.15	(4.06)	(3.91)	0.00	0.00	0.00
03/31/2008	7.51	0.32	(1.12)	(0.80)	(0.76)	0.00	0.00
03/31/2007	9.12	0.24	1.30	1.54	(3.15)	0.00	0.00
03/31/2006	9.26	0.40	2.58	2.98	(3.02)	(0.10)	0.00
03/31/2005	11.95	0.26	1.29	1.55	(3.95)	(0.22)	(0.07)
Class B
09/30/2009+	1.98	0.09	1.81	1.90	0.00	0.00	0.00
03/31/2009	5.84	0.12	(3.98)	(3.86)	0.00	0.00	0.00
03/31/2008	7.39	0.28	(1.11)	(0.83)	(0.72)	0.00	0.00
03/31/2007	9.02	0.16	1.30	1.46	(3.09)	0.00	0.00
03/31/2006	9.20	0.33	2.54	2.87	(2.95)	(0.10)	0.00
03/31/2005	11.94	0.16	1.29	1.45	(3.90)	(0.22)	(0.07)
Class C
09/30/2009+	1.98	0.09	1.81	1.90	0.00	0.00	0.00
03/31/2009	5.84	0.11	(3.97)	(3.86)	0.00	0.00	0.00
03/31/2008	7.39	0.28	(1.11)	(0.83)	(0.72)	0.00	0.00
03/31/2007	9.02	0.16	1.30	1.46	(3.09)	0.00	0.00
03/31/2006	9.20	0.32	2.55	2.87	(2.95)	(0.10)	0.00
03/31/2005	11.93	0.17	1.29	1.46	(3.90)	(0.22)	(0.07)

+	Unaudited
*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)	Effective October 1, 2005, the Fund’s administrative fee was reduced by 0.05% to 0.45%.

108	PIMCO Funds	See Accompanying Notes

Total Distributions	Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$0.00	$10.03	57.21%	$12,729	1.44	%*	1.44	%*	1.15	%*	1.15	%*	7.12	%*	570%
0.00	6.38	(37.63)	5,192	2.95		2.95		1.15		1.15		6.19		1,001
(0.34)	10.23	(13.59)	11,923	2.03	(d)	2.03	(d)	1.18	(d)	1.18	(d)	4.39		908
(1.80)	12.17	14.16	18,187	1.23	(c)	1.23	(c)	1.22	(c)	1.22	(c)	3.86		696
(1.40)	12.33	32.93	19,522	1.28	(b)	1.28	(b)	1.28	(b)	1.28	(b)	3.11		682
(1.53)	10.39	9.70	2,643	1.35		1.35		1.35		1.35		0.91		666

0.00	9.79	56.64	4,081	2.23	*	2.23	*	1.90	*	1.90	*	6.69	*	570
0.00	6.25	(38.00)	2,702	3.72		3.72		1.90		1.90		5.32		1,001
(0.27)	10.08	(14.31)	9,274	2.80	(d)	2.80	(d)	1.93	(d)	1.93	(d)	3.66		908
(1.71)	12.03	13.32	14,625	1.98	(c)	1.98	(c)	1.97	(c)	1.97	(c)	3.12		696
(1.34)	12.21	31.97	14,053	2.03	(b)	2.03	(b)	2.03	(b)	2.03	(b)	2.34		682
(1.50)	10.33	8.83	1,952	2.10		2.10		2.10		2.10		0.29		666

0.00	9.80	56.55	3,930	2.23	*	2.23	*	1.90	*	1.90	*	6.69	*	570
0.00	6.26	(38.02)	2,751	3.72		3.72		1.90		1.90		5.39		1,001
(0.27)	10.10	(14.22)	8,140	2.78	(d)	2.78	(d)	1.93	(d)	1.93	(d)	3.65		908
(1.71)	12.04	13.30	12,356	1.98	(c)	1.98	(c)	1.97	(c)	1.97	(c)	3.12		696
(1.34)	12.22	32.02	12,639	2.03	(b)	2.03	(b)	2.03	(b)	2.03	(b)	2.33		682
(1.49)	10.33	8.92	2,397	2.10		2.10		2.10		2.10		0.04		666

$0.00	$4.00	96.08%	$18,272	1.43	%*	1.43	%*	1.19	%*	1.19	%*	6.40	%*	449%
0.00	2.04	(65.71)	6,874	1.30		1.30		1.19		1.19		3.43		1,288
(0.76)	5.95	(10.18)	23,420	1.20		1.20		1.19		1.19		5.03		900
(3.15)	7.51	19.57	39,649	1.19		1.19		1.19		1.19		2.71		538
(3.12)	9.12	35.66	39,523	1.21	(b)	1.21	(b)	1.21	(b)	1.21	(b)	3.95		337
(4.24)	9.26	10.22	21,648	1.24		1.24		1.24		1.24		2.40		510

0.00	3.88	95.96	3,198	2.18	*	2.18	*	1.94	*	1.94	*	5.99	*	449
0.00	1.98	(66.10)	1,926	2.06		2.06		1.94		1.94		2.67		1,288
(0.72)	5.84	(10.81)	6,843	1.95		1.95		1.94		1.94		4.42		900
(3.09)	7.39	18.73	15,348	1.94		1.94		1.94		1.94		1.90		538
(3.05)	9.02	34.49	12,290	1.97	(b)	1.97	(b)	1.97	(b)	1.97	(b)	3.23		337
(4.19)	9.20	9.29	7,407	1.99		1.99		1.99		1.99		1.50		510

0.00	3.88	95.96	8,266	2.18	*	2.18	*	1.94	*	1.94	*	5.84	*	449
0.00	1.98	(66.10)	4,009	2.06		2.06		1.94		1.94		2.65		1,288
(0.72)	5.84	(10.79)	13,271	1.95		1.95		1.94		1.94		4.35		900
(3.09)	7.39	18.72	27,610	1.94		1.94		1.94		1.94		1.89		538
(3.05)	9.02	34.50	23,781	1.96	(b)	1.96	(b)	1.96	(b)	1.96	(b)	3.19		337
(4.19)	9.20	9.33	14,311	1.99		1.99		1.99		1.99		1.61		510

(c)	Effective October 1, 2006, the Fund’s advisory fee was reduced by 0.05% to 0.50%.
(d)	Effective October 1, 2007, the Fund’s advisory fee was reduced by 0.05% to 0.45%.

Semiannual Report	September 30, 2009	109

Financial Highlights  (Cont.)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (a)	Net Realized/ Unrealized Gain (Loss) on Investments	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Basis Return of Capital

Small Cap StocksPLUS TR® Fund
Class A
09/30/2009+	$5.62	$0.22	$3.48	$3.70	$0.00	$0.00	$0.00
03/31/2009	9.06	0.27	(3.68)	(3.41)	0.00	0.00	(0.03)
03/31/2008	10.58	0.43	(1.44)	(1.01)	(0.39)	(0.12)	0.00
07/31/2006 - 03/31/2007	9.13	0.29	1.29	1.58	(0.13)	0.00	0.00
Class C
09/30/2009+	5.54	0.19	3.43	3.62	0.00	0.00	0.00
03/31/2009	8.97	0.22	(3.65)	(3.43)	0.00	0.00	0.00
03/31/2008	10.52	0.35	(1.44)	(1.09)	(0.34)	(0.12)	0.00
07/31/2006 - 03/31/2007	9.13	0.24	1.28	1.52	(0.13)	0.00	0.00

StocksPLUS® Fund
Class A
09/30/2009+	$4.79	$0.09	$2.27	$2.36	$0.00	$0.00	$0.00
03/31/2009	9.69	0.29	(4.60)	(4.31)	(0.59)	0.00	0.00
03/31/2008	10.80	0.48	(1.01)	(0.53)	(0.58)	0.00	0.00
03/31/2007	10.14	0.42	0.66	1.08	(0.42)	0.00	0.00
03/31/2006	9.48	0.29	0.60	0.89	(0.23)	0.00	0.00
03/31/2005	9.47	0.10	0.40	0.50	(0.49)	0.00	0.00
Class B
09/30/2009+	4.66	0.06	2.20	2.26	0.00	0.00	0.00
03/31/2009	9.45	0.23	(4.48)	(4.25)	(0.54)	0.00	0.00
03/31/2008	10.54	0.39	(0.99)	(0.60)	(0.49)	0.00	0.00
03/31/2007	9.90	0.33	0.65	0.98	(0.34)	0.00	0.00
03/31/2006	9.27	0.20	0.61	0.81	(0.18)	0.00	0.00
03/31/2005	9.28	0.02	0.39	0.41	(0.42)	0.00	0.00
Class C
09/30/2009+	4.70	0.07	2.23	2.30	0.00	0.00	0.00
03/31/2009	9.53	0.24	(4.51)	(4.27)	(0.56)	0.00	0.00
03/31/2008	10.62	0.42	(0.99)	(0.57)	(0.52)	0.00	0.00
03/31/2007	9.98	0.37	0.64	1.01	(0.37)	0.00	0.00
03/31/2006	9.35	0.23	0.60	0.83	(0.20)	0.00	0.00
03/31/2005	9.35	0.05	0.39	0.44	(0.44)	0.00	0.00
Class R
09/30/2009+	4.88	0.08	2.31	2.39	0.00	0.00	0.00
03/31/2009	9.85	0.27	(4.67)	(4.40)	(0.57)	0.00	0.00
03/31/2008	10.97	0.45	(1.02)	(0.57)	(0.55)	0.00	0.00
03/31/2007	10.29	0.40	0.67	1.07	(0.39)	0.00	0.00
03/31/2006	9.63	0.28	0.60	0.88	(0.22)	0.00	0.00
03/31/2005	9.63	0.09	0.39	0.48	(0.48)	0.00	0.00

+	Unaudited
*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)	Effective October 1, 2005, the Fund’s advisory fee was reduced by 0.05% to 0.35%.
(c)	Effective October 1, 2006, the Fund’s advisory fee was reduced by 0.05% to 0.30%.
(d)	Effective October 1, 2007, the Fund’s advisory fee was reduced by 0.05% to 0.44%.
(e)	Effective October 1, 2007, the Fund’s advisory fee was reduced by 0.05% to 0.25%.

110	PIMCO Funds	See Accompanying Notes

Total Distributions	Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$0.00	$9.32	65.84%	$1,303	1.30	%*	1.30	%*	1.09	%*	1.09	%*	5.76	%*	486%
(0.03)	5.62	(37.73)	823	1.48		1.48		1.09		1.09		3.95		609
(0.51)	9.06	(9.95)	161	1.97	(d)	1.97	(d)	1.11	(d)	1.11	(d)	4.25		403
(0.13)	10.58	17.29	97	1.14	*	2.54	*	1.14	*	2.54	*	4.21	*	671

0.00	9.16	65.34	821	2.05	*	2.05	*	1.84	*	1.84	*	5.17	*	486
0.00	5.54	(38.24)	744	2.32		2.32		1.84		1.84		3.24		609
(0.46)	8.97	(10.74)	444	2.71	(d)	2.71	(d)	1.86	(d)	1.86	(d)	3.52		403
(0.13)	10.52	16.64	196	1.89	*	4.16	*	1.89	*	4.16	*	3.46	*	671

$0.00	$7.15	49.27%	$58,542	0.98	%*	0.98	%*	0.90	%*	0.90	%*	2.99	%*	340%
(0.59)	4.79	(46.61)	53,364	1.52		1.52		0.90		0.90		3.82		425
(0.58)	9.69	(5.33)	101,021	1.03	(e)	1.03	(e)	0.93	(e)	0.93	(e)	4.35		67
(0.42)	10.80	10.80	132,721	0.97	(c)	0.97	(c)	0.97	(c)	0.97	(c)	4.07		76
(0.23)	10.14	9.50	139,925	1.03	(b)	1.03	(b)	1.03	(b)	1.03	(b)	2.93		239
(0.49)	9.48	5.39	144,810	1.05		1.05		1.05		1.05		1.05		371

0.00	6.92	48.50	9,120	1.73	*	1.73	*	1.65	*	1.65	*	2.13	*	340
(0.54)	4.66	(46.99)	6,937	2.25		2.25		1.65		1.65		3.04		425
(0.49)	9.45	(6.00)	21,826	1.78	(e)	1.78	(e)	1.68	(e)	1.68	(e)	3.61		67
(0.34)	10.54	10.00	35,864	1.72	(c)	1.72	(c)	1.72	(c)	1.72	(c)	3.28		76
(0.18)	9.90	8.75	59,698	1.78	(b)	1.78	(b)	1.78	(b)	1.78	(b)	2.11		239
(0.42)	9.27	4.46	101,416	1.80		1.80		1.80		1.80		0.23		371

0.00	7.00	48.94	40,733	1.48	*	1.48	*	1.40	*	1.40	*	2.36	*	340
(0.56)	4.70	(46.88)	29,321	2.02		2.02		1.40		1.40		3.31		425
(0.52)	9.53	(5.69)	72,282	1.53	(e)	1.53	(e)	1.43	(e)	1.43	(e)	3.85		67
(0.37)	10.62	10.24	96,352	1.47	(c)	1.47	(c)	1.47	(c)	1.47	(c)	3.57		76
(0.20)	9.98	8.90	109,035	1.53	(b)	1.53	(b)	1.53	(b)	1.53	(b)	2.41		239
(0.44)	9.35	4.82	133,950	1.55		1.55		1.55		1.55		0.51		371

0.00	7.27	48.98	2,030	1.23	*	1.23	*	1.15	*	1.15	*	2.52	*	340
(0.57)	4.88	(46.69)	1,147	1.76		1.76		1.15		1.15		3.56		425
(0.55)	9.85	(5.56)	2,925	1.30	(e)	1.30	(e)	1.17	(e)	1.17	(e)	4.08		67
(0.39)	10.97	10.56	2,337	1.22	(c)	1.22	(c)	1.22	(c)	1.22	(c)	3.83		76
(0.22)	10.29	9.19	2,360	1.27	(b)	1.27	(b)	1.27	(b)	1.27	(b)	2.76		239
(0.48)	9.63	5.13	1,355	1.30		1.30		1.30		1.30		0.96		371

Semiannual Report	September 30, 2009	111

Financial Highlights  (Cont.)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (a)	Net Realized/ Unrealized Gain (Loss) on Investments	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Basis Return of Capital

StocksPLUS® Total Return Fund
Class A
09/30/2009+	$4.85	$0.15	$2.50	$2.65	$0.00	$0.00	$0.00
03/31/2009	10.04	0.48	(5.10)	(4.62)	(0.51)	0.00	(0.06)
03/31/2008	11.89	0.55	(0.71)	(0.16)	(0.61)	(1.08)	0.00
03/31/2007	11.74	0.48	0.88	1.36	(0.46)	(0.75)	0.00
03/31/2006	12.40	0.41	0.77	1.18	(0.63)	(1.21)	0.00
03/31/2005	12.16	0.11	0.66	0.77	(0.11)	(0.42)	0.00
Class B
09/30/2009+	4.74	0.12	2.45	2.57	0.00	0.00	0.00
03/31/2009	9.85	0.42	(5.01)	(4.59)	(0.46)	0.00	(0.06)
03/31/2008	11.71	0.45	(0.69)	(0.24)	(0.54)	(1.08)	0.00
03/31/2007	11.59	0.39	0.86	1.25	(0.38)	(0.75)	0.00
03/31/2006	12.26	0.31	0.78	1.09	(0.55)	(1.21)	0.00
03/31/2005	12.07	0.02	0.65	0.67	(0.06)	(0.42)	0.00
Class C
09/30/2009+	4.75	0.12	2.45	2.57	0.00	0.00	0.00
03/31/2009	9.87	0.42	(5.02)	(4.60)	(0.46)	0.00	(0.06)
03/31/2008	11.73	0.45	(0.69)	(0.24)	(0.54)	(1.08)	0.00
03/31/2007	11.60	0.39	0.86	1.25	(0.37)	(0.75)	0.00
03/31/2006	12.27	0.31	0.77	1.08	(0.54)	(1.21)	0.00
03/31/2005	12.08	0.02	0.65	0.67	(0.06)	(0.42)	0.00

StocksPLUS® TR Short Strategy Fund
Class A
09/30/2009+	$6.73	$0.06	$(1.34)	$(1.28)	$(0.10)	$0.00	$0.00
03/31/2009	9.39	0.35	2.92	3.27	(0.27)	(5.66)	0.00
03/31/2008	8.37	0.34	1.08	1.42	(0.40)	0.00	0.00
07/31/2006 - 03/31/2007	9.15	0.24	(0.66)	(0.42)	(0.36)	0.00	0.00
Class C
09/30/2009+	6.65	0.04	(1.32)	(1.28)	(0.08)	0.00	0.00
03/31/2009	9.36	0.27	2.91	3.18	(0.23)	(5.66)	0.00
03/31/2008	8.36	0.29	1.06	1.35	(0.35)	0.00	0.00
07/31/2006 - 03/31/2007	9.15	0.20	(0.67)	(0.47)	(0.32)	0.00	0.00

+	Unaudited
*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)	Effective October 1, 2005, the Fund’s administrative fee was reduced by 0.05% to 0.40%.
(c)	Effective October 1, 2006, the Fund’s advisory fee was reduced by 0.05% to 0.44%.
(d)	Effective October 1, 2007, the Fund’s advisory fee was reduced by 0.05% to 0.39%.
(e)	Effective October 1, 2007, the Fund’s advisory fee was reduced by 0.05% to 0.44%.

112	PIMCO Funds	See Accompanying Notes

Total Distributions	Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$0.00	$7.50	54.64%	$15,503	1.14	%*	1.14	%*	1.04	%*	1.04	%*	4.65	%*	369%
(0.57)	4.85	(47.17)	12,052	2.97		2.97		1.04		1.04		6.20		521
(1.69)	10.04	(2.71)	25,661	2.68	(d)	2.68	(d)	1.07	(d)	1.07	(d)	4.64		411
(1.21)	11.89	11.77	39,296	1.11	(c)	1.11	(c)	1.11	(c)	1.11	(c)	4.07		284
(1.84)	11.74	9.74	41,234	1.17	(b)	1.17	(b)	1.17	(b)	1.17	(b)	3.28		322
(0.53)	12.40	6.24	40,704	1.19		1.20		1.19		1.20		0.89		414

0.00	7.31	54.22	7,675	1.89	*	1.89	*	1.79	*	1.79	*	3.88	*	369
(0.52)	4.74	(47.62)	5,619	3.75		3.75		1.79		1.79		5.42		521
(1.62)	9.85	(3.40)	16,220	3.47	(d)	3.47	(d)	1.82	(d)	1.82	(d)	3.90		411
(1.13)	11.71	10.87	20,416	1.86	(c)	1.86	(c)	1.86	(c)	1.86	(c)	3.34		284
(1.76)	11.59	9.05	19,425	1.92	(b)	1.92	(b)	1.92	(b)	1.92	(b)	2.54		322
(0.48)	12.26	5.42	15,881	1.94		1.95		1.94		1.95		0.16		414

0.00	7.32	54.11	8,743	1.89	*	1.89	*	1.79	*	1.79	*	3.88	*	369
(0.52)	4.75	(47.61)	6,559	3.74		3.74		1.79		1.79		5.43		521
(1.62)	9.87	(3.39)	17,702	3.43	(d)	3.43	(d)	1.82	(d)	1.82	(d)	3.89		411
(1.12)	11.73	10.93	24,131	1.86	(c)	1.86	(c)	1.86	(c)	1.86	(c)	3.33		284
(1.75)	11.60	8.98	26,952	1.92	(b)	1.92	(b)	1.92	(b)	1.92	(b)	2.49		322
(0.48)	12.27	5.41	29,975	1.94		1.95		1.94		1.95		0.16		414

$(0.10)	$5.35	(19.05)%	$108,409	1.11	%*	1.11	%*	1.09	%*	1.09	%*	2.23	%*	262%
(5.93)	6.73	45.90	44,892	2.09		2.09		1.09		1.09		4.08		515
(0.40)	9.39	17.79	39,964	1.61	(e)	1.61	(e)	1.11	(e)	1.11	(e)	3.75		220
(0.36)	8.37	(4.51)	647	1.14	*	1.14	*	1.14	*	1.14	*	4.31	*	413

(0.08)	5.29	(19.26)	14,544	1.86	*	1.86	*	1.84	*	1.84	*	1.52	*	262
(5.89)	6.65	44.87	10,698	2.97		2.97		1.84		1.84		3.33		515
(0.35)	9.36	16.84	2,888	2.49	(e)	2.49	(e)	1.86	(e)	1.86	(e)	3.30		220
(0.32)	8.36	(5.09)	97	1.89	*	1.89	*	1.89	*	1.89	*	3.60	*	413

Semiannual Report	September 30, 2009	113

Financial Highlights  (Cont.)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (a)	Net Realized/ Unrealized Gain (Loss) on Investments	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Basis Return of Capital

CommodityRealReturn Strategy Fund®
Class A
09/30/2009+	$6.19	$0.17	$1.43	$1.60	$(0.20)	$0.00	$0.00
03/31/2009	18.17	0.32	(9.56)	(9.24)	(0.65)	(2.09)	0.00
03/31/2008	14.50	0.63	4.03	4.66	(0.99)	0.00	0.00
03/31/2007	13.93	0.36	0.72	1.08	(0.51)	0.00	0.00
03/31/2006	16.22	0.59	(0.17)	0.42	(1.82)	(0.07)	(0.82)
03/31/2005	15.65	0.38	1.14	1.52	(0.77)	(0.18)	0.00
Class B
09/30/2009+	6.11	0.15	1.40	1.55	(0.18)	0.00	0.00
03/31/2009	18.01	0.22	(9.48)	(9.26)	(0.55)	(2.09)	0.00
03/31/2008	14.37	0.51	4.00	4.51	(0.87)	0.00	0.00
03/31/2007	13.81	0.24	0.72	0.96	(0.40)	0.00	0.00
03/31/2006	16.14	0.47	(0.18)	0.29	(1.73)	(0.07)	(0.82)
03/31/2005	15.59	0.27	1.12	1.39	(0.66)	(0.18)	0.00
Class C
09/30/2009+	6.10	0.15	1.40	1.55	(0.18)	0.00	0.00
03/31/2009	17.98	0.22	(9.45)	(9.23)	(0.56)	(2.09)	0.00
03/31/2008	14.35	0.51	3.99	4.50	(0.87)	0.00	0.00
03/31/2007	13.79	0.24	0.72	0.96	(0.40)	0.00	0.00
03/31/2006	16.12	0.46	(0.17)	0.29	(1.72)	(0.07)	(0.83)
03/31/2005	15.57	0.27	1.12	1.39	(0.66)	(0.18)	0.00

Global Multi-Asset Fund
Class A
09/30/2009+	$9.30	$0.08	$1.87	$1.95	$(0.01)	$0.00	$0.00
10/29/2008 - 03/31/2009	10.00	0.17	(0.55)	(0.38)	(0.32)	0.00	0.00
Class C
09/30/2009+	9.28	0.05	1.85	1.90	0.00	0.00	0.00
10/29/2008 - 03/31/2009	10.00	0.08	(0.48)	(0.40)	(0.32)	0.00	0.00
Class R
09/30/2009+	9.30	0.07	1.86	1.93	0.00	0.00	0.00
10/29/2008 - 03/31/2009	10.00	0.07	(0.46)	(0.39)	(0.31)	0.00	0.00

+	Unaudited
*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the year or period.

114	PIMCO Funds	See Accompanying Notes

Total Distributions	Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$(0.20)	$7.59	25.95%	$1,453,047	1.33	%*	1.44	%*	1.24	%*	1.35	%*	4.92	%*	252%
(2.74)	6.19	(51.10)	1,011,097	1.60		1.69		1.24		1.33		2.49		979
(0.99)	18.17	33.35	2,493,012	1.25		1.29		1.24		1.28		4.04		697
(0.51)	14.50	7.95	1,987,771	1.24		1.25		1.24		1.25		2.49		603
(2.71)	13.93	1.74	2,430,814	1.24		1.24		1.24		1.24		3.73		292
(0.95)	16.22	10.37	1,864,428	1.24		1.24		1.24		1.24		2.47		264

(0.18)	7.48	25.39	106,344	2.08	*	2.19	*	1.99	*	2.10	*	4.21	*	252
(2.64)	6.11	(51.50)	84,196	2.35		2.44		1.99		2.08		1.75		979
(0.87)	18.01	32.48	245,252	2.00		2.04		1.99		2.03		3.32		697
(0.40)	14.37	7.11	228,623	1.99		2.00		1.99		2.00		1.70		603
(2.62)	13.81	0.93	302,114	1.99		1.99		1.99		1.99		3.02		292
(0.84)	16.14	9.53	287,035	1.99		1.99		1.99		1.99		1.75		264

(0.18)	7.47	25.46	645,082	2.08	*	2.19	*	1.99	*	2.10	*	4.18	*	252
(2.65)	6.10	(51.47)	429,408	2.35		2.44		1.99		2.08		1.73		979
(0.87)	17.98	32.45	1,143,836	2.00		2.04		1.99		2.03		3.33		697
(0.40)	14.35	7.11	1,053,975	1.99		2.00		1.99		2.00		1.69		603
(2.62)	13.79	0.94	1,452,885	1.99		1.99		1.99		1.99		2.97		292
(0.84)	16.12	9.53	1,253,299	1.99		1.99		1.99		1.99		1.77		264

$(0.01)	$11.24	20.97%	$250,888	1.36	%*	1.55	%*	1.36	%*	1.55	%*	1.60	%*	229%
(0.32)	9.30	(3.91)	41,693	1.12	*	1.81	*	1.12	*	1.81	*	4.38	*	83

0.00	11.18	20.47	129,786	2.11	*	2.30	*	2.11	*	2.30	*	0.86	*	229
(0.32)	9.28	(4.13)	16,972	1.87	*	2.55	*	1.87	*	2.55	*	1.99	*	83

0.00	11.23	20.75	278	1.61	*	1.80	*	1.61	*	1.80	*	1.42	*	229
(0.31)	9.30	(4.03)	151	1.37	*	1.97	*	1.37	*	1.97	*	1.80	*	83

Semiannual Report	September 30, 2009	115

Statements of Assets and Liabilities

(Amounts in thousands, except per share amounts)	All Asset Fund	All Asset All Authority Fund	Fundamental Advantage Total Return Strategy Fund	Fundamental IndexPLUSTM TR Fund

Assets:
Investments, at value	$0	$0	$1,047,088	$361,244
Investments in Affiliates, at value	13,434,631	2,676,434	75,151	11,772
Repurchase agreements, at value	0	20,006	212	1,996
Cash	0	1	5	11
Deposits with counterparty	0	0	353	3
Foreign currency, at value	0	0	1,067	2,060
Receivable for investments sold	0	0	15,730	216,633
Receivable for investments in Affiliates sold	0	1,162	0	0
Receivable for investments sold on a delayed-delivery basis	0	0	0	0
Receivable for Fund shares sold	23,624	12,562	2,429	40
Interest and dividends receivable	0	0	5,373	2,122
Dividends receivable from Affiliates	32,611	6,254	25	4
Variation margin receivable	0	0	1,979	37
Swap premiums paid	0	0	4,776	440
Unrealized appreciation on foreign currency contracts	0	0	874	618
Unrealized appreciation on swap agreements	0	0	20,696	5,446
Other assets	0	59	0	0
	13,490,866	2,716,478	1,175,758	602,426

Liabilities:
Payable for reverse repurchase agreements	$0	$0	$0	$105,335
Payable for investments purchased	0	0	31,568	155,667
Payable for investments in Affiliates purchased	32,611	27,428	25	4
Payable for investments purchased on a delayed-delivery basis	0	0	0	8,935
Payable for short sales	0	0	9,475	95,884
Deposits from counterparty	0	0	30,601	6,500
Payable for Fund shares redeemed	52,525	2,999	5	20
Payable for line of credit	0	240,005	0	0
Overdraft due to custodian	0	0	0	0
Written options outstanding	0	0	1,030	156
Accrued related party fees	4,344	1,241	751	152
Variation margin payable	0	0	7	10
Recoupment payable to Manager	452	0	13	0
Swap premiums received	0	0	249	523
Unrealized depreciation on foreign currency contracts	0	0	529	283
Unrealized depreciation on swap agreements	0	0	258	981
Other liabilities	0	0	0	0
	89,932	271,673	74,511	374,450

Net Assets	$13,400,934	$2,444,805	$1,101,247	$227,976

Net Assets Consist of:
Paid in capital	$14,949,138	$2,414,078	$996,447	$135,803
Undistributed (overdistributed) net investment income	30,568	7,957	(11,494)	53,678
Accumulated undistributed net realized gain (loss)	(2,594,845)	(143,930)	93,091	33,371
Net unrealized appreciation (depreciation)	1,016,073	166,700	23,203	5,124
	$13,400,934	$2,444,805	$1,101,247	$227,976

Net Assets:
Class A	$1,062,980	$646,397	$6,468	$7,390
Class B	158,808	0	0	0
Class C	990,098	389,097	1,286	4,542
Class R	4,211	0	0	0
Other Classes	11,184,837	1,409,311	1,093,493	216,044

Shares Issued and Outstanding:
Class A	90,747	60,845	1,214	894
Class B	13,651	0	0	0
Class C	85,265	36,843	239	558
Class R	360	0	0	0

Net Asset Value and Redemption Price* Per Share (Net Asset Per Share Outstanding)
Class A	$11.71	$10.62	$5.33	$8.26
Class B	11.63	NA	NA	NA
Class C	11.61	10.56	5.37	8.14
Class R	11.69	NA	NA	NA

Cost of Investments Owned	$0	$0	$1,034,117	$362,240
Cost of Investments in Affiliates Owned	$12,418,558	$2,509,734	$75,151	$11,772
Cost of Repurchase Agreements Owned	$0	$20,006	$212	$1,996
Cost of Foreign Currency Held	$0	$0	$1,074	$2,090
Proceeds Received on Short Sales	$0	$0	$9,452	$95,373
Premiums Received on Written Options	$0	$0	$2,607	$387

*	With respect to the A, B and C Classes, the redemption price varies by the length of time the shares are held.

116	PIMCO Funds	See Accompanying Notes

(Unaudited) September 30, 2009

International StocksPLUS® TR Strategy Fund (Unhedged)	International StocksPLUS® TR Strategy Fund (U.S. Dollar- Hedged)	RealEstate RealReturn Strategy Fund	Small Cap StocksPLUS® TR Fund	StocksPLUS® Fund	StocksPLUS® Total Return Fund	StocksPLUS® TR Short Strategy Fund

$55,799	$282,569	$160,551	$128,922	$273,080	$190,547	$513,863
7,815	15,169	2,857	17,875	92,965	17,045	40,396
165	739	665	0	5,938	3,298	3,382
1	4	82	0	22	9	0
176	567	35	183	306	1,381	226
61	1,394	500	517	1,281	1,000	387
6,948	282,773	25,344	72,047	68,252	83,877	3,203
0	0	0	0	0	0	0
0	0	4,272	0	0	0	0
5	116	240	196	26,172	196	12,240
376	1,698	1,035	895	832	1,236	2,397
2	7	3	5	31	5	11
10	36	10	9	37	9	1,001
278	132	540	366	379	775	2,586
133	2,887	55	209	412	295	489
2,526	8,829	9,439	1,093	14,257	9,952	4,999
0	0	0	0	7	0	0
74,295	596,920	205,628	222,317	483,971	309,625	585,180

$0	$0	$0	$0	$0	$0	$0
8,348	153,889	41,958	48,830	32,447	68,610	23,623
3	7	3	5	31	4	11
0	38,388	27,196	0	0	0	0
1,147	147,817	1,478	31,304	28,289	31,905	1,033
2,450	10,030	10,721	2,090	25,181	10,450	5,930
0	1,234	93	0	366	376	965
0	0	0	0	0	0	0
0	0	0	147	0	0	7
55	0	66	38	238	132	430
33	173	96	76	211	124	339
1	45	6	97	181	189	14
2	0	0	3	0	0	0
63	662	54	550	359	74	405
82	6,755	161	98	292	136	226
55	4,891	1,135	76	2,896	435	79
0	0	0	1	0	0	3
12,239	363,891	82,967	83,315	90,491	112,435	33,065

$62,056	$233,029	$122,661	$139,002	$393,480	$197,190	$552,115

$42,919	$179,574	$136,948	$269,292	$727,148	$297,549	$587,888
(2,037)	(2,231)	(17)	(3,292)	7,052	7,156	2,253
17,603	62,877	(17,186)	(131,437)	(337,722)	(118,798)	(44,571)
3,571	(7,191)	2,916	4,439	(2,998)	11,283	6,545
$62,056	$233,029	$122,661	$139,002	$393,480	$197,190	$552,115

$2,349	$12,729	$18,272	$1,303	$58,542	$15,503	$108,409
0	4,081	3,198	0	9,120	7,675	0
653	3,930	8,266	821	40,733	8,743	14,544
0	0	0	0	2,030	0	0
59,054	212,289	92,925	136,878	283,055	165,269	429,162

301	1,270	4,561	140	8,188	2,068	20,268
0	417	823	0	1,317	1,049	0
85	401	2,127	89	5,820	1,194	2,752
0	0	0	0	279	0	0

$7.81	$10.03	$4.00	$9.32	$7.15	$7.50	$5.35
NA	9.79	3.88	NA	6.92	7.31	NA
7.70	9.80	3.88	9.16	7.00	7.32	5.29
NA	NA	NA	NA	7.27	NA	NA

$55,205	$290,499	$166,367	$126,217	$291,538	$192,393	$507,476
$7,815	$15,169	$2,857	$17,875	$92,951	$17,042	$40,397
$165	$739	$665	$0	$5,938	$3,298	$3,382
$59	$1,409	$495	$510	$1,299	$1,012	$384
$1,142	$147,145	$1,474	$31,228	$28,202	$31,749	$1,019
$63	$8	$422	$97	$726	$300	$1,173

Semiannual Report	September 30, 2009	117

Consolidated Statements of Assets and Liabilities	(Unaudited) September 30, 2009

(Amounts in thousands, except per share amounts)	Commodity RealReturn Strategy Fund®	Global Multi-Asset Global Fund

Assets:
Investments, at value	$16,134,647	$430,765
Investments in Affiliates, at value	864,222	598,813
Repurchase agreements, at value	89,969	22,213
Cash	0	543
Deposits with counterparty	33	0
Foreign currency, at value	24,709	120
Receivable for investments sold	3,762,473	148,962
Receivable for investments sold on a delayed-delivery basis	7,667	0
Receivable for Fund shares sold	61,392	12,651
Interest and dividends receivable	85,948	1,897
Dividends receivable from Affiliates	78	843
Variation margin receivable	863	63
Swap premiums paid	26,366	299
Unrealized appreciation on foreign currency contracts	2,886	3,438
Unrealized appreciation on swap agreements	435,340	9,849
Other assets	0	2
	21,496,593	1,230,458

Liabilities:
Payable for reverse repurchase agreements	$1,673,703	$0
Payable for investments purchased	2,340,099	145,507
Payable for investments in Affiliates purchased	719,778	62,899
Payable for investments purchased on a delayed-delivery basis	2,473,194	0
Payable for short sales	1,099,032	0
Deposits from counterparty	37,003	7,170
Payable for Fund shares redeemed	15,096	792
Overdraft due to custodian	5,099	0
Written options outstanding	38,777	1,208
Accrued related party fees	10,185	720
Variation margin payable	442	38
Recoupment payable to Manager	0	13
Swap premiums received	464	297
Unrealized depreciation on foreign currency contracts	15,542	1,521
Unrealized depreciation on swap agreements	44,859	1,504
Other liabilities	39	0
	8,473,312	221,669

Net Assets	$13,023,281	$1,008,789

Net Assets Consist of:
Paid in capital	$12,158,196	$907,239
Undistributed net investment income	177,093	2,795
Accumulated undistributed net realized gain	48,358	46,292
Net unrealized appreciation	639,634	52,463
	$13,023,281	$1,008,789

Net Assets:
Class A	$1,453,047	$250,888
Class B	106,344	0
Class C	645,082	129,786
Class R	0	278
Other Classes	10,818,808	627,837

Shares Issued and Outstanding:
Class A	191,395	22,323
Class B	14,213	0
Class C	86,303	11,605
Class R	0	25

Net Asset Value and Redemption Price* Per Share (Net Asset Per Share Outstanding)
Class A	$7.59	$11.24
Class B	7.48	NA
Class C	7.47	11.18
Class R	NA	11.23

Cost of Investments Owned	$15,890,048	$421,356
Cost of Investments in Affiliates Owned	$864,222	$571,405
Cost of Repurchase Agreements Owned	$89,969	$22,213
Cost of Foreign Currency Held	$24,630	$120
Proceeds Received on Short Sales	$1,094,249	$0
Premiums Received on Written Options	$41,742	$5,335

*	With respect to the A, B and C Classes, the redemption price varies by the length of time the shares are held.

118	PIMCO Funds	See Accompanying Notes

Statements of Operations

Six Months Ended September 30, 2009 (Unaudited)
(Amounts in thousands)	All Asset Fund	All Asset All Authority Fund	Fundamental Advantage Total Return Strategy Fund	Fundamental IndexPLUSTM TR Fund	International StocksPLUS® TR Strategy Fund (Unhedged)

Investment Income:
Interest	$0	$0	$10,044	$11,649	$1,138
Dividends	1,011	0	47	279	0
Dividends from Affiliate investments	303,420	54,239	105	37	10
Miscellaneous income	0	0	0	1	1
Total Income	304,431	54,239	10,196	11,966	1,149

Expenses:
Investment advisory fees	10,872	1,888	1,776	787	104
Supervisory and administrative fees	6,950	2,134	697	375	68
Distribution fees - Class B	559	0	0	0	0
Distribution fees - Class C	3,418	1,168	3	14	1
Distribution fees - Class R	4	0	0	0	0
Servicing fees - Class A	1,257	717	4	9	1
Servicing fees - Class B	186	0	0	0	0
Servicing fees - Class C	1,139	389	1	5	0
Servicing fees - Class R	4	0	0	0	0
Distribution and/or servicing fees - Other Classes	430	103	0	3	1
Interest expense	29	1,947	145	412	5
Reimbursement to Manager	564	0	0	0	0
Miscellaneous expense	0	7	14	0	2
Total Expenses	25,412	8,353	2,640	1,605	182

Net Investment Income	279,019	45,886	7,556	10,361	967

Net Realized and Unrealized Gain (Loss):
Net realized (loss) on investments	0	0	(11,240)	(17,680)	(662)
Net realized gain (loss) on Affiliate investments	(609,308)	(13,739)	35	1	2
Net realized gain on futures contracts, written options and swaps	0	0	55,174	80,439	20,630
Net realized (loss) on foreign currency transactions	0	0	(1,121)	(1,626)	(301)
Net change in unrealized appreciation on investments	0	0	50,986	49,451	6,118
Net change in unrealized appreciation (depreciation) on Affiliate investments	2,904,352	300,631	0	0	(1)
Net change in unrealized appreciation (depreciation) on futures contracts, written options and swaps	0	0	(1,074)	50,605	135
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	0	0	921	1,438	281
Net Gain	2,295,044	286,892	93,681	162,628	26,202

Net Increase in Net Assets Resulting from Operations	$2,574,063	$332,778	$101,237	$172,989	$27,169

Semiannual Report	September 30, 2009	119

Statements of Operations  (Cont.)

Six Months Ended September 30, 2009 (Unaudited)
(Amounts in thousands)	International StocksPLUS® TR Strategy Fund (U.S. Dollar- Hedged)	RealEstate RealReturn Strategy Fund	Small Cap StocksPLUS® TR Fund	StocksPLUS® Fund	StocksPLUS® Total Return Fund	StocksPLUS® TR Short Strategy Fund

Investment Income:
Interest, net of foreign taxes*	$9,878	$7,801	$4,854	$5,101	$4,672	$5,130
Dividends	163	11	7	401	98	136
Dividends from Affiliate investments	43	34	26	108	29	68
Miscellaneous income	1	0	0	1	0	0
Total Income	10,085	7,846	4,887	5,611	4,799	5,334

Expenses:
Investment advisory fees	503	444	315	371	325	710
Supervisory and administrative fees	360	252	182	450	235	483
Distribution fees - Class B	13	10	0	32	26	0
Distribution fees - Class C	13	22	3	91	29	37
Distribution fees - Class R	0	0	0	2	0	0
Servicing fees - Class A	10	15	3	68	18	64
Servicing fees - Class B	4	3	0	11	9	0
Servicing fees - Class C	4	7	1	45	10	12
Servicing fees - Class R	0	0	0	2	0	0
Distribution and/or servicing fees - Other Classes	22	9	0	7	8	57
Interest expense	387	265	144	111	85	5
Miscellaneous expense	0	0	4	1	0	1
Total Expenses	1,316	1,027	652	1,191	745	1,369

Net Investment Income	8,769	6,819	4,235	4,420	4,054	3,965

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on investments	734	12,367	(2,246)	(7,467)	4,745	2,102
Net realized gain on Affiliate investments	20	13	12	30	9	23
Net realized gain (loss) on futures contracts, written options and swaps	91,500	105,867	107,347	69,839	37,550	(87,938)
Net realized (loss) on foreign currency transactions	(27,883)	(1,049)	(1,739)	(856)	(728)	(531)
Net change in unrealized appreciation (depreciation) on investments	30,634	(943)	15,071	26,996	12,110	18,557
Net change in unrealized appreciation (depreciation) on Affiliate investments	(2)	(1)	0	13	2	(1)
Net change in unrealized appreciation (depreciation) on futures contracts, written options and swaps	(4,725)	4,087	(33,714)	25,263	12,272	2,550
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	3,445	499	1,376	1,153	773	673
Net Gain (Loss)	93,723	120,840	86,107	114,971	66,733	(64,565)

Net Increase (Decrease) in Net Assets Resulting from Operations	$102,492	$127,659	$90,342	$119,391	$70,787	$(60,600)

* Foreign tax withholdings	$0	$0	$1	$1	$0	$3

120	PIMCO Funds	See Accompanying Notes

Consolidated Statements of Operations

Six Months Ended September 30, 2009 (Unaudited)
(Amounts in thousands)	Commodity RealReturn Strategy Fund®	Global Multi-Asset Fund

Investment Income:
Interest, net of foreign taxes*	$324,185	$3,951
Dividends	307	303
Dividends from Affiliate investments	827	4,520
Miscellaneous income	7	0
Total Income	325,326	8,774

Expenses:
Investment advisory fees	29,759	2,634
Supervisory and administrative fees	17,957	568
Distribution fees - Class B	372	0
Distribution fees - Class C	2,068	237
Servicing fees - Class A	1,578	172
Servicing fees - Class B	124	0
Servicing fees - Class C	689	79
Distribution and/or servicing fees - Other Classes	1,653	44
Trustees’ fees	6	1
Interest expense	4,761	5
Miscellaneous expense	5	15
Total Expenses	58,972	3,755
Reimbursement by Manager	(5,921)	(564)
Net Expenses	53,051	3,191

Net Investment Income	272,275	5,583

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on investments	140,128	(586)
Net realized gain on Affiliate investments	355	8,614
Net realized gain on futures contracts, written options and swaps	911,500	39,825
Net realized gain (loss) on foreign currency transactions	(51,271)	4,939
Net change in unrealized appreciation on investments	457,445	9,285
Net change in unrealized appreciation on Affiliate investments	1	31,213
Net change in unrealized appreciation on futures contracts, written options and swaps	539,436	7,077
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	13,282	1,918
Net Gain	2,010,876	102,285

Net Increase in Net Assets Resulting from Operations	$2,283,151	$107,868

* Foreign tax withholdings	$3	$0

Semiannual Report	September 30, 2009	121

Statements of Changes in Net Assets

	All Asset Fund		All Asset All Authority Fund		Fundamental Advantage Total Return Strategy Fund

(Amounts in thousands)	Six Months Ended September 30, 2009 (Unaudited)	Year Ended March 31, 2009	Six Months Ended September 30, 2009 (Unaudited)	Year Ended March 31, 2009	Six Months Ended September 30, 2009 (Unaudited)	Year Ended March 31, 2009

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$279,019	$750,143	$45,886	$71,679	$7,556	$19,927
Net realized gain (loss)	0	0	0	0	42,813	(26,528)
Net realized gain (loss) on Affiliate investments	(609,308)	(1,841,540)	(13,739)	(129,255)	35	3
Net capital gain distributions received from Underlying Funds	0	154,064	0	37,447	0	0
Net change in unrealized appreciation (depreciation)	0	(118,759)	0	(26,867)	50,833	(27,597)
Net change in unrealized appreciation (depreciation) on Affiliate investments	2,904,352	(1,888,278)	300,631	(133,931)	0	0
Net increase (decrease) resulting from operations	2,574,063	(2,944,370)	332,778	(180,927)	101,237	(34,195)

Distributions to Shareholders:
From net investment income
Class A	(19,749)	(68,964)	(11,411)	(25,675)	0	(1)
Class B	(2,436)	(8,058)	0	0	0	0
Class C	(15,095)	(47,376)	(5,268)	(10,282)	0	0
Class R	(63)	(71)	0	0	0	0
Other Classes	(232,656)	(629,896)	(23,320)	(34,203)	0	(989)
From net realized capital gains
Class A	0	0	0	(6,563)	0	(402)
Class B	0	0	0	0	0	0
Class C	0	0	0	(3,028)	0	(130)
Class R	0	0	0	0	0	0
Other Classes	0	0	0	(6,835)	0	(130,604)
Tax basis return of capital
Class A	0	0	0	0	0	0
Class B	0	0	0	0	0	0
Class C	0	0	0	0	0	0
Class R	0	0	0	0	0	0
Other Classes	0	0	0	0	0	0

Total Distributions	(269,999)	(754,365)	(39,999)	(86,586)	0	(132,126)

Fund Share Transactions:
Receipts for shares sold
Class A	168,176	473,636	213,169	574,091	7,685	1,151
Class B	10,160	22,989	0	0	0	0
Class C	85,521	227,349	119,596	197,494	1,083	916
Class R	1,829	2,618	0	0	0	0
Other Classes	1,825,876	3,178,065	677,792	705,559	773,529	370,656
Issued as reinvestment of distributions
Class A	15,023	50,622	8,375	22,306	0	403
Class B	1,939	6,244	0	0	0	0
Class C	10,959	33,914	3,574	9,042	0	130
Class R	63	71	0	0	0	0
Other Classes	205,676	576,445	18,708	35,637	0	131,593
Cost of shares redeemed
Class A	(299,486)	(743,510)	(211,141)	(303,626)	(2,532)	(386)
Class B	(18,504)	(78,906)	0	0	0	0
Class C	(111,421)	(368,430)	(31,327)	(80,384)	(302)	(517)
Class R	(261)	(819)	0	0	0	0
Other Classes	(2,071,514)	(3,312,979)	(133,673)	(368,685)	(1,086)	(477,592)
Net increase (decrease) resulting from Fund share transactions	(175,964)	67,309	665,073	791,434	778,377	26,354

Fund Redemption Fee	5	70	2	84	0	0

Total Increase (Decrease) in Net Assets	2,128,105	(3,631,356)	957,854	524,005	879,614	(139,967)

Net Assets:
Beginning of period	11,272,829	14,904,185	1,486,951	962,946	221,633	361,600
End of period*	$13,400,934	$11,272,829	$2,444,805	$1,486,951	$1,101,247	$221,633

*Including undistributed (overdistributed) net investment income of:	$30,568	$21,548	$7,957	$2,070	$(11,494)	$(19,050)

122	PIMCO Funds	See Accompanying Notes

Fundamental IndexPLUSTM TR Fund		International StocksPLUS® TR Strategy Fund (Unhedged)		International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged)		RealEstateRealReturn Strategy Fund

Six Months Ended Septembers 30, 2009 (Unaudited)	Year Ended March 31, 2009	Six Months Ended September 30, 2009 (Unaudited)	Year Ended March 31, 2009	Six Months Ended September 30, 2009 (Unaudited)	Year Ended March 31, 2009	Six Months Ended September 30, 2009 (Unaudited)	Year Ended March 31, 2009

$10,361	$28,413	$967	$2,927	$8,769	$21,474	$6,819	$21,902
61,133	(256,413)	19,667	(35,192)	64,351	(145,063)	117,185	(654,654)
1	14	2	0	20	1	13	3
0	0	0	0	0	0	0	0
101,494	(71,441)	6,534	(6,351)	29,354	(43,368)	3,643	(30,640)
0	0	(1)	1	(2)	2	(1)	1
172,989	(299,427)	27,169	(38,615)	102,492	(166,954)	127,659	(663,388)

0	0	0	0	0	0	0	0
0	0	0	0	0	0	0	0
0	0	0	0	0	0	0	0
0	0	0	0	0	0	0	0
0	0	0	0	0	(200)	0	0

0	(207)	0	(7)	0	0	0	0
0	0	0	0	0	0	0	0
0	(59)	0	(1)	0	0	0	0
0	0	0	0	0	0	0	0
0	(5,546)	0	(458)	0	0	0	0

0	(92)	0	(12)	0	0	0	0
0	0	0	0	0	0	0	0
0	(18)	0	(1)	0	0	0	0
0	0	0	0	0	0	0	0
0	(4,136)	0	(960)	0	0	0	0

0	(10,058)	0	(1,439)	0	(200)	0	0

3,334	5,870	1,736	530	6,029	2,515	6,017	17,343
0	0	0	0	476	227	233	2,489
243	1,743	535	111	371	487	1,310	6,630
0	0	0	0	0	0	0	0
37,708	776,631	608	4,939	47,514	280,306	17,315	994,820

0	103	0	19	0	0	0	0
0	0	0	0	0	0	0	0
0	60	0	2	0	0	0	0
0	0	0	0	0	0	0	0
0	9,471	0	1,225	0	200	0	0

(7,843)	(12,712)	(450)	(1,278)	(1,863)	(5,529)	(2,215)	(16,622)
0	0	0	0	(545)	(4,305)	(696)	(2,722)
(642)	(6,208)	(24)	(318)	(656)	(3,649)	(845)	(5,697)
0	0	0	0	0	0	0	0
(515,535)	(485,327)	(6,245)	(1,997)	(152,624)	(129,671)	(198,333)	(639,230)
(482,735)	289,631	(3,840)	3,233	(101,298)	140,581	(177,214)	357,011

0	0	0	0	0	1	6	65

(309,746)	(19,854)	23,329	(36,821)	1,194	(26,572)	(49,549)	(306,312)

537,722	557,576	38,727	75,548	231,835	258,407	172,210	478,522
$227,976	$537,722	$62,056	$38,727	$233,029	$231,835	$122,661	$172,210

$53,678	$43,317	$(2,037)	$(3,004)	$(2,231)	$(11,000)	$(17)	$(6,836)

Semiannual Report	September 30, 2009	123

Statements of Changes in Net Assets  (Cont.)

	Small Cap StocksPLUS® TR Fund		StocksPLUS® Fund		StocksPLUS® Total Return Fund		StocksPLUS® TR Short Strategy Fund

(Amounts in thousands)	Six Months Ended September 30, 2009 (Unaudited)	Year Ended March 31, 2009	Six Months Ended September 30, 2009 (Unaudited)	Year Ended March 31, 2009	Six Months Ended September 30, 2009 (Unaudited)	Year Ended March 31, 2009	Six Months Ended September 30, 2009 (Unaudited)	Year Ended March 31, 2009

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$4,235	$13,656	$4,420	$18,782	$4,054	$12,733	$3,965	$8,563
Net realized gain (loss)	103,362	(250,188)	61,516	(237,180)	41,567	(120,579)	(86,367)	86,278
Net realized gain on Affiliate investments	12	16	30	4	9	1	23	1
Net change in unrealized appreciation (depreciation)	(17,267)	20,774	53,412	(43,985)	25,155	(12,561)	21,780	(19,438)
Net change in unrealized appreciation (depreciation) on Affiliate investments	0	0	13	1	2	1	(1)	0
Net increase (decrease) resulting from operations	90,342	(215,742)	119,391	(262,378)	70,787	(120,405)	(60,600)	75,404

Distributions to Shareholders:
From net investment income
Class A	0	0	0	(5,845)	0	(1,212)	(1,129)	(1,442)
Class B	0	0	0	(994)	0	(570)	0	0
Class C	0	0	0	(4,070)	0	(665)	(159)	(314)
Class R	0	0	0	(136)	0	0	0	0
Other Classes	0	(626)	0	(25,543)	0	(10,495)	(5,867)	(3,711)
From net realized capital gains
Class A	0	0	0	0	0	0	0	(16,061)
Class B	0	0	0	0	0	0	0	0
Class C	0	0	0	0	0	0	0	(3,277)
Class R	0	0	0	0	0	0	0	0
Other Classes	0	0	0	0	0	0	0	(25,113)
Tax basis return of capital
Class A	0	(3)	0	(27)	0	(145)	0	0
Class B	0	0	0	(5)	0	(86)	0	0
Class C	0	0	0	(20)	0	(95)	0	0
Class R	0	0	0	(1)	0	0	0	0
Other Classes	0	(1,742)	0	(123)	0	(1,215)	0	0

Total Distributions	0	(2,371)	0	(36,764)	0	(14,483)	(7,155)	(49,918)

Fund Share Transactions:
Receipts for shares sold
Class A	3,570	2,322	4,390	24,259	2,900	6,230	103,439	87,327
Class B	0	0	174	563	120	750	0	0
Class C	265	1,208	1,040	6,386	721	2,182	11,051	18,674
Class R	0	0	476	468	0	0	0	0
Other Classes	6,891	1,407,469	114,995	84,503	4,737	34,630	471,441	301,763
Issued as reinvestment of distributions
Class A	0	3	0	4,577	0	1,119	1,057	15,936
Class B	0	0	0	819	0	541	0	0
Class C	0	0	0	3,544	0	618	138	3,218
Class R	0	0	0	136	0	0	0	0
Other Classes	0	2,367	0	23,399	0	11,645	5,830	19,178
Cost of shares redeemed
Class A	(4,152)	(1,198)	(21,053)	(28,449)	(5,601)	(8,979)	(29,004)	(97,197)
Class B	0	0	(1,209)	(7,775)	(964)	(4,694)	0	0
Class C	(607)	(639)	(3,588)	(17,491)	(1,837)	(5,929)	(4,948)	(11,992)
Class R	0	0	(216)	(1,226)	0	0	0	0
Other Classes	(409,528)	(768,707)	(59,391)	(289,339)	(4,108)	(22,514)	(61,450)	(489,783)
Net increase (decrease) resulting from Fund share transactions	(403,561)	642,825	35,618	(195,626)	(4,032)	15,599	497,554	(152,876)

Fund Redemption Fee	0	22	0	255	0	4	1	64

Total Increase (Decrease) in Net Assets	(313,219)	424,734	155,009	(494,513)	66,755	(119,285)	429,800	(127,326)

Net Assets:
Beginning of period	452,221	27,487	238,471	732,984	130,435	249,720	122,315	249,641
End of period*	$139,002	$452,221	$393,480	$238,471	$197,190	$130,435	$552,115	$122,315

*Including undistributed (overdistributed) net investment income of:	$(3,292)	$(7,527)	$7,052	$2,632	$7,156	$3,102	$2,253	$5,443

124	PIMCO Funds	See Accompanying Notes

Consolidated Statements of Changes in Net Assets

	CommodityRealReturn Strategy Fund®		Global Multi-Asset Fund

(Amounts in thousands)	Six Months Ended September 30, 2009 (Unaudited)	Year Ended March 31, 2009	Six Months Ended September 30, 2009 (Unaudited)	Period from October 29, 2008 to March 31, 2009

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$272,275	$266,048	$5,583	$5,900
Net realized gain (loss)	1,000,357	(6,007,100)	44,178	(9,698)
Net realized gain on Affiliate investments	355	133	8,614	33
Net capital gain distributions received from Underlying Funds	0	0	0	616
Net change in unrealized appreciation (depreciation)	1,010,163	(1,050,273)	18,280	6,775
Net change in unrealized appreciation (depreciation) on Affiliate investments	1	(1)	31,213	(3,805)
Net increase (decrease) resulting from operations	2,283,151	(6,791,193)	107,868	(179)

Distributions to Shareholders:
From net investment income
Class A	(37,513)	(89,041)	(139)	(336)
Class B	(2,542)	(7,229)	0	0
Class C	(14,778)	(34,963)	0	(127)
Class R	0	0	0	0
Other Classes	(277,156)	(412,270)	(1,074)	(4,463)
From net realized capital gains
Class A	0	(233,572)	0	0
Class B	0	(22,928)	0	0
Class C	0	(109,953)	0	0
Class R	0	0	0	0
Other Classes	0	(1,040,098)	0	0
Tax basis return of capital
Class A	0	0	0	0
Class B	0	0	0	0
Class C	0	0	0	0
Class R	0	0	0	0
Other Classes	0	0	0	0

Total Distributions	(331,989)	(1,950,054)	(1,213)	(4,926)

Fund Share Transactions:
Receipts for shares sold
Class A	489,528	853,549	207,105	45,275
Class B	16,179	24,970	0	0
Class C	162,145	208,896	103,494	17,740
Class R	0	0	88	156
Other Classes	5,540,585	5,225,174	382,911	221,824
Issued as reinvestment of distributions
Class A	30,523	261,854	109	276
Class B	1,958	23,269	0	0
Class C	10,655	104,742	0	120
Class R	0	0	0	0
Other Classes	230,751	1,273,768	986	4,127
Cost of shares redeemed
Class A	(321,682)	(1,106,644)	(22,736)	(3,523)
Class B	(14,869)	(67,216)	0	0
Class C	(59,914)	(345,097)	(1,945)	(637)
Class R	0	0	0	0
Other Classes	(1,990,557)	(4,660,357)	(35,143)	(12,997)
Net increase resulting from Fund share transactions	4,095,302	1,796,908	634,869	272,361

Fund Redemption Fee	111	1,830	0	9

Total Increase (Decrease) in Net Assets	6,046,575	(6,942,509)	741,524	267,265

Net Assets:
Beginning of period	6,976,706	13,919,215	267,265	0
End of period*	$13,023,281	$6,976,706	$1,008,789	$267,265

*Including undistributed (overdistributed) net investment income of:	$177,093	$236,807	$2,795	$(1,575)

Semiannual Report	September 30, 2009	125

Statements of Cash Flows

Six Months Ended September 30, 2009 (Unaudited)
(Amounts in thousands)	Fundamental Advantage Total Return Strategy Fund	Fundamental IndexPLUSTM TR Fund	International StocksPLUS®TR Strategy Fund (U.S. Dollar- Hedged)

Increase (Decrease) in Cash and Foreign Currency from:

Cash flows provided by (used for) operating activities:

Net increase in net assets resulting from operations (excluding interest expense)	$101,382	$173,401	$102,879

Adjustments to reconcile net increase in net assets from operations to net cash provided by (used for) operating activities:
Purchases of long-term securities	(2,344,490)	(2,285,404)	(3,200,839)
Proceeds from sales of long-term securities	1,701,250	2,937,881	3,663,825
Purchases (Proceeds from sales) of short-term portfolio investments, net	(8,647)	76,029	39,115
Decrease in deposits with counterparty	26,325	2,095	1,335
Increase (decrease) in receivable for investments sold	55,080	(7,105)	(189,743)
Increase (decrease) in interest and dividends receivable	(2,637)	4,217	2,619
Decrease in swap premiums paid	193,095	71,155	74,215
Decrease in payable for investments purchased	(27,369)	(264,131)	(11,847)
Increase (decrease) in accrued related party fees	593	(267)	29
Decrease in recoupment payable to Manager	(8)	(2)	0
Increase in other liabilities	0	0	0
Proceeds (payment) from futures transactions	(152,820)	905	943
Payment for currency transactions	(1,134)	(1,650)	(26,903)
Proceeds (payment) from short sale transactions	(9,020)	2,780	93,282
Unrealized appreciation (depreciation) on investments	(50,833)	(101,494)	(29,352)
Net realized gain on investments	(42,848)	(61,134)	(64,371)
Net amortization on investments	(1,573)	(504)	(254)
Net cash provided by (used for) operating activities	(563,654)	546,772	454,933

Cash flows received from (used for) financing activities:
Proceeds from shares sold	779,880	41,286	54,283
Payment on shares redeemed	(3,920)	(539,580)	(154,473)
Net repayment of reverse repurchase agreements	(221,525)	(18,607)	(328,777)
Interest expense paid	(145)	(412)	(387)
Increase (decrease) in overdraft due to custodian	0	(1,065)	0
Increase (decrease) in deposits from counterparty	8,930	(28,377)	(27,781)
Net cash received from (used for) financing activities	563,220	(546,755)	(457,135)

Net Increase (Decrease) in Cash and Foreign Currency	(434)	17	(2,202)

Cash and Foreign Currency:
Beginning of period	1,506	2,054	3,600
End of period	$1,072	$2,071	$1,398

126	PIMCO Funds	See Accompanying Notes

RealEstate RealReturn Strategy Fund	Small Cap StocksPLUS®TR Fund	StocksPLUS® Fund	StocksPLUS® Total Return Fund

$127,924	$90,486	$119,502	$70,872

(1,697,660)	(1,285,992)	(1,178,022)	(894,641)
2,086,628	1,839,394	1,260,164	963,832
25,614	7,693	15,631	10,928
1,383	35,812	9,059	5,200
249,625	(10,057)	(10,091)	52,116
2,504	3,797	491	307
99,380	45,010	39,853	8,882
(212,511)	(261,783)	(52,562)	(68,044)
(21)	(251)	76	45
0	(13)	0	0
0	1	0	0
158	38,577	23,111	23,253
(1,034)	(1,736)	(883)	(746)
(129,828)	30,296	17,936	(25,758)
(3,642)	17,267	(53,425)	(25,157)
(117,198)	(103,374)	(61,546)	(41,576)
(258)	(492)	(776)	(147)
431,064	444,635	128,518	79,366

24,697	12,571	95,009	8,298
(202,063)	(449,279)	(85,969)	(12,165)
(235,564)	0	(158,508)	(83,547)
(265)	(144)	(111)	(85)
0	147	0	(601)
(18,511)	(8,070)	18,511	8,840
(431,706)	(444,775)	(131,068)	(79,260)

(642)	(140)	(2,550)	106

1,224	657	3,853	903
$582	$517	$1,303	$1,009

Semiannual Report	September 30, 2009	127

Consolidated Statement of Cash Flows

Six Months Ended September 30, 2009 (Unaudited)
(Amounts in thousands)	Commodity- RealReturn Strategy Fund®

Increase in Cash and Foreign Currency from:

Cash flows provided by operating activities:

Net increase in net assets resulting from operations (excluding interest expense)	$2,287,912

Adjustments to reconcile net increase in net assets from operations to net cash used for operating activities:
Purchases of long-term securities	(42,037,498)
Proceeds from sales of long-term securities	38,364,917
Proceeds from sales of short-term portfolio investments, net	390,534
Decrease in deposits with counterparty	12,406
Increase in receivable for investments sold	(2,882,328)
Increase in interest and dividends receivable	(7,917)
Decrease in swap premiums paid	793,839
Decrease in other assets	729
Increase in payable for investments purchased	2,870,936
Increase in accrued related party fees	4,370
Decrease in other liabilities	(7)
Proceeds from futures transactions	12,203
Payment for currency transactions	(51,052)
Proceeds from short sale transactions	413,905
Unrealized appreciation on investments	(1,010,164)
Net realized gain on investments	(1,000,712)
Net premium on investments	8,916
Net cash used for operating activities	(1,829,011)

Cash flows received from financing activities:
Proceeds from shares sold	6,186,709
Payment on shares redeemed	(2,434,781)
Cash dividend paid*	(58,102)
Net repayment of reverse repurchase agreements	(1,730,475)
Interest expense paid	(4,761)
Increase in overdraft due to custodian	5,099
Decrease in deposits from counterparty	(134,138)
Net cash received from financing activities	1,829,551

Net Increase in Cash and Foreign Currency	540

Cash and Foreign Currency:
Beginning of period	24,169
End of period	$24,709

* Reinvestment of dividends	$273,887

128	PIMCO Funds	See Accompanying Notes

Notes to Financial Statements	(Unaudited) September 30, 2009

1.  ORGANIZATION

PIMCO Funds (the “Trust”) was established as a Massachusetts business trust on February 19, 1987. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the Class A, B, C and R shares (the “Retail Classes”) of 13 funds (the “Funds”) offered by the Trust. Certain detailed financial information for the Institutional, P, Administrative and D Classes (the “Other Classes”) is provided separately and is available upon request.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Determination of Net Asset Value  The Net Asset Value (“NAV”) of a Fund’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open. Information that becomes known to a Fund or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

(b) Investment Valuation  For purposes of calculating the NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services.

Domestic and foreign fixed income securities and non-exchange traded derivatives are normally valued on the basis of quotes obtained from brokers and dealers or pricing services. Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair value. Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange. With respect to any portion of a Fund’s assets that are invested in one or more open-end management investment companies, a Fund’s NAV will be calculated based upon the NAVs of such investments. A Fund will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the NAV may change on days when an investor is not able to purchase, redeem or exchange shares.

Securities and other assets for which market quotes are not readily available are valued at fair value as determined in good faith by the Board of Trustees or persons acting at their direction. The Board of Trustees has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the investment adviser, Pacific Investment Management Company LLC (“PIMCO”) the responsibility for applying the valuation methods. For instance, certain securities or investments for which daily market quotes are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to other securities or indices. In the event that market quotes are not readily available, and the security or asset cannot be valued pursuant to one of the valuation methods, the value of the security or asset will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of a Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. The Board of Trustees has delegated to PIMCO the responsibility for monitoring significant events that may materially affect the values of a Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events.

When a Fund uses fair value pricing to determine its NAV, securities will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board of Trustees or persons acting at their direction believe accurately reflects fair value. Fair value pricing may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of a Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board of Trustees or persons acting at their direction would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold.

U.S. GAAP defines fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes and requires disclosure of a fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Levels 1, 2, and 3). Categorization of fair value measurements is determined by the nature of the inputs as follows: inputs using quoted prices in active markets for identical assets or liabilities (“Level 1”), significant other observable inputs (“Level 2”), and significant unobservable inputs (“Level 3”). Valuation levels are not necessarily an indication of the risk associated with investing in those securities. For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported market

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values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in/out of the Level 3 category during the period. In accordance with the requirements of U.S. GAAP, a fair value hierarchy and Level 3 reconciliation have been included in the Notes to the Schedule of Investments for each respective Fund.

(c) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statements of Operations.

(d) Cash and Foreign Currency  The functional and reporting currency for the Funds is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. Dollars based on the current exchange rates each business day. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not segregated on the Statements of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

(e) Multiclass Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). For daily dividend Funds, income and non-class specific expenses are allocated daily to each class on the basis of the relative value of settled shares. For non-daily dividend Funds, income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the respective Fund. Class specific expenses, where applicable, currently include supervisory and administrative, distribution and servicing fees.

(f) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared and distributed to shareholders quarterly. Net realized capital gains earned by each Fund, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may change the fiscal year when income and capital items are recognized for tax and U.S. GAAP purposes. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of mortgage paydowns, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income and realized capital gain reported on each Fund’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(g) Statement of Cash Flows  U.S. GAAP requires entities providing financial statements that report both a financial position and results of operations to also provide a statement of cash flows for each period for which results of operations are provided, but exempts investment companies meeting certain conditions. One of the conditions is that the enterprise had little or no debt, based on the average debt outstanding during the period, in relation to average total assets. Funds with certain degrees of borrowing activity, typically through the use of reverse repurchase agreements, have been determined to be at a level requiring a Statement of Cash Flows. Statements of Cash Flows have been prepared using the indirect method which requires net investment income to be adjusted to reconcile to net cash flow from operating activities.

3.  SECURITIES AND OTHER INVESTMENTS

(a) Delayed-Delivery Transactions  Certain Funds may purchase or sell securities on a delayed-delivery basis. These transactions involve a commitment by a Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, a Fund will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed-delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. A Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery securities before they are delivered, which may result in a capital gain or loss. When a Fund has sold a security on a delayed-delivery basis, the Fund does not participate in future gains and losses with respect to the security.

(b) Inflation-Indexed Bonds  Certain Funds may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statements of Operations, even though investors do not receive their principal until maturity.

(c) Loan Participations and Assignments  Certain Funds may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. A Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is

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often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. A Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. A Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, a Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When a Fund purchases assignments from lenders it acquires direct rights against the borrower of the loan. Certain Funds may also enter into unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities, which may obligate Funds to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the notional loan amounts will never be utilized by the borrower. When investing in a loan participation, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of payments by the lender from the borrower. A Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a floating rate loan. In certain circumstances, a Fund may receive a prepayment penalty fee upon the prepayment of a floating rate loan by a borrower. Fees earned/paid are recorded as a component of interest income or interest expense on the Statements of Operations.

(d) Mortgage-Related and Other Asset-Backed Securities  Certain Funds may invest in mortgage-related and other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities, stripped mortgage-backed securities, asset-backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage-related and other asset-backed securities are interests in pools of loans or other receivables. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment which consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. The rate of pre-payments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the United States Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

Collateralized Mortgage Obligations (“CMOs”) are debt obligations of a legal entity that is collateralized by mortgages and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including pre-payments. Commercial Mortgage-Backed Securities (“CMBS”) include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in CMBS reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. CMOs and CMBS may be less liquid and may exhibit greater price volatility than other types of mortgage- or asset-backed securities.

Stripped Mortgage-Backed Securities (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statements of Operations. Because little to no principal will be received at the maturity of an IO, adjustments are made to the book value of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statements of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Collateralized Debt Obligations (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) a Fund may invest in CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

(e) Repurchase Agreements  Each Fund may engage in repurchase transactions. Under the terms of a typical repurchase agreement, a Fund takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and a Fund to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Fund’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset in the Statements of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statements of Operations. In periods of increased demand for collateral, a Fund may pay a fee for receipt of collateral, which may result in interest expense to the Fund. Generally, in the event of counterparty default, a Fund has the right to use the collateral to offset losses incurred. If the counterparty should default, a Fund will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

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(f) Restricted Securities  Certain Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities may be sold privately, but are required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted securities outstanding at the period ended September 30, 2009 are disclosed in the Notes to the Schedules of Investments.

(g) Reverse Repurchase Agreements  Certain Funds may enter into reverse repurchase agreements. In a reverse repurchase agreement, a Fund sells to a financial institution a security that it holds with an agreement to repurchase the same security at an agreed-upon price and date. Securities sold under reverse repurchase agreements are reflected as a liability on the Statements of Assets and Liabilities. Interest payments made are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. A reverse repurchase agreement involves the risk that the market value of the security sold by a Fund may decline below the repurchase price of the security. A Fund will segregate assets determined to be liquid by the investment adviser or otherwise cover its obligations under reverse repurchase agreements.

(h) Short Sales  Certain Funds may enter into short sales transactions. A short sale is a transaction in which a Fund sells securities it does not own in anticipation of a decline in the market price of the securities. Securities sold in short sale transactions and the interest payable on such securities, if any, are reflected as a liability on the Statements of Assets and Liabilities. A Fund is obligated to deliver securities at the market price at the time the short position is closed. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

(i) U.S. Government Agencies or Government-Sponsored Enterprises   Certain Funds may invest in U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. The U.S. Government does not guarantee the net asset value of the Funds’ shares. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the United States government; others, such as those of the Federal Home Loan Bank, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the United States Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation the common stock of which is owned entirely by private stockholders. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the United States Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States Government.

On September 6, 2008, the Federal Housing Finance Agency (“FHFA”) placed FNMA and FHMLC into conservatorship. As the conservator, FHFA succeeded to all rights, titles, powers and privileges of FNMA and FHLMC and of any stockholder, officer or director of FNMA and FHLMC with respect to FNMA and FHLMC and the assets of FNMA and FHLMC. FHFA selected a new chief executive officer and chairman of the board of directors for each of FNMA and FHLMC. On September 7, 2008, the U.S. Treasury announced three additional steps taken by it in connection with the conservatorship. First, the U.S. Treasury entered into a Senior Preferred Stock Purchase Agreement with each of FNMA and FHLMC pursuant to which the U.S. Treasury will purchase up to an aggregate of $100 billion of each of FNMA and FHLMC to maintain a positive net worth in each enterprise. This agreement contains various covenants that severely limit each enterprise’s operations. In exchange for entering into these agreements, the U.S. Treasury received $1 billion of each enterprise’s senior preferred stock and warrants to purchase 79.9% of each enterprise’s common stock. Second, the U.S. Treasury announced the creation of a new secured lending facility which is available to each of FNMA and FHLMC as a liquidity backstop. Third, the U.S. Treasury announced the creation of a temporary program to purchase mortgage-backed securities issued by each of FNMA and FHLMC. Both the liquidity backstop and the mortgage-backed securities purchase program are scheduled to expire in December 2009. FNMA and FHLMC are continuing to operate as going concerns while in conservatorship and each remain liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities. The liquidity backstop and the Senior Preferred Stock Purchase Agreement are both intended to enhance each of FNMA’s and FHLMC’s ability to meet its obligations.

4.  FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Funds use derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect the Funds’ financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Statements of Operations, each categorized by type of derivative contract, are included in a table in the Notes to Schedules of Investments. The derivative instruments outstanding as of period end as disclosed in the Notes to Schedules of Investments and the amounts of realized and changes in unrealized gains and losses on derivative instruments during the period as disclosed in the Statements of Operations serve as indicators of the volume of derivative activity for the Funds.

(a) Foreign Currency Contracts  Certain Funds may enter into foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of a Fund’s securities or as a part of an investment strategy. A foreign

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currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a foreign currency contract fluctuates with changes in foreign currency exchange rates. Foreign currency contracts are marked to market daily and the change in value is recorded by a Fund as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statements of Assets and Liabilities. In addition, a Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective contracts.

(b) Futures Contracts  Certain Funds may enter into futures contracts. A Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by a Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, a Fund is required to deposit with its futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statements of Assets and Liabilities.

(c) Options Contracts  Certain Funds may write call and put options on futures, swaps (“swaptions”), securities, commodities or currencies it owns or in which it may invest. Writing put options tends to increase a Fund’s exposure to the underlying instrument. Writing call options tends to decrease a Fund’s exposure to the underlying instrument. When a Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statements of Assets and Liabilities. Certain options may be written with premiums to be determined on a future date. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. A Fund as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market.

Certain Funds may also purchase put and call options. Purchasing call options tends to increase a Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease a Fund’s exposure to the underlying instrument. A Fund pays a premium which is included on the Fund’s Statements of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss.

(d) Swap Agreements  Certain Funds may invest in swap agreements. Swap agreements are privately negotiated agreements between a Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. A Fund may enter into credit default, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate and commodity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon values from third party vendors or quotations from market makers to the extent available and the change in value, if any, is recorded as an unrealized gain or loss on the Statements of Assets and Liabilities. In the event that market quotations are not readily available or deemed unreliable, certain swap agreements may be valued pursuant to guidelines established by the Board of Trustees. In the event that market quotes are not readily available and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO.

Payments received or made at the beginning of the measurement period are reflected as such on the Statements of Assets and Liabilities and represent payments made or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as realized gains or losses on the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statements of Operations. Net periodic payments received or paid by a Fund are included as part of realized gains or losses on the Statements of Operations.

Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

A Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between a Fund and the counterparty and by the posting of collateral to a Fund to cover a Fund’s exposure to the counterparty.

Credit Default Swap Agreements  Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for

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the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on credit default swap agreements, a Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

If a Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate issues, sovereign issues of an emerging country or U.S. municipal issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). A Fund may use credit default swaps on corporate issues, sovereign issues of an emerging country or U.S. municipal issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on asset-backed securities involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. Unlike credit default swaps on corporate issues, sovereign issues of an emerging country or U.S. municipal issues, deliverable obligations in most instances would be limited to the specific referenced obligation as performance for asset-backed securities can vary across deals. Prepayments, principal paydowns, and other writedown or loss events on the underlying mortgage loans will reduce the outstanding principal balance of the referenced obligation. These reductions may be temporary or permanent as defined under the terms of the swap agreement and the notional amount for the swap agreement will be adjusted by corresponding amounts. A Fund may use credit default swaps on asset-backed securities to provide a measure of protection against defaults of the referenced obligation or to take an active long or short position with respect to the likelihood of a particular referenced obligation’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. A Fund may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit-default swaps on indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, sovereign issues of an emerging country or U.S. municipal issues as of period end are disclosed in the footnotes to the Schedules of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of each individual credit default swap agreements outstanding as of September 30, 2009 for which a Fund is the seller of protection are disclosed in the notes to the Schedules of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Fund for the same referenced entity or entities.

Interest Rate Swap Agreements  Certain Funds are subject to interest risk exposure in the normal course of pursuing its investment objectives. Because a Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, a Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by a Fund with another party of their

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respective commitments to pay or receive interest with respect to the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the counterparty may terminate the swap transaction in whole at zero cost by a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swap, under which two parties can exchange variable interest rates based on different money markets.

Total Return Swap Agreements  Certain Funds may enter into total return swap agreements to gain or mitigate exposure of the underlying reference securities. Total return swap agreements on commodities involve commitments where cash flows are exchanged based on the price of a commodity and based on a fixed or variable rate. One party would receive payments based on the market value of the commodity involved and pay a fixed amount. Total return swap agreements on indices involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific reference asset, which may be an equity, index, or bond, and in return receives a regular stream of payments. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, a Fund will receive a payment from or make a payment to the counterparty.

Variance Swap Agreements  Certain Funds may invest in variance swap agreements to gain or mitigate exposure of the underlying reference securities. Variance swap agreements involve two parties agreeing to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price is generally chosen such that the fair value of the swap is zero. At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. As a receiver of the realized price variance, a Fund would receive the payoff amount when the realized price variance of the underlying asset is greater than the strike price and would owe the payoff amount when the variance is less than the strike. As a payer of the realized price variance a Fund would owe the payoff amount when the realized price variance of the underlying asset is greater than the strike price and would receive the payoff amount when the variance is less than the strike. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

5.  PRINCIPAL RISKS

In the normal course of business the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk), or failure or inability of the other party to a transaction to perform (credit and counterparty risk).

Market Risks  A Fund’s investments in derivatives and other financial instruments expose the Fund to various risks such as, but not limited to, interest rate, foreign currency, equity and commodity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by a Fund is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income’s market price to interest rate (i.e. yield) movements.

If a Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, a Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund.

The market values of equities, such as common stocks and preferred stocks or equity related investments such as futures, options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

A Fund’s investments in commodity-linked derivative instruments may subject the Fund to greater market price volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Credit and Counterparty Risks  A Fund will be exposed to credit risk on parties with whom it trades and will also bear the risk of settlement default. A Fund minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. A Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, a Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default. Financial assets, which potentially expose a Fund to counterparty risk, consist principally of cash due from counterparties and investments. PIMCO, as the investment adviser, minimizes counterparty risks to the Funds by performing extensive reviews of each counterparty and obtaining approval from the

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Notes to Financial Statements  (Cont.)

Counterparty Risk Committee prior to entering into transactions with a third party. All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once a Fund has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

A Fund is subject to various Master Agreements, which govern the terms of certain transactions with select counterparties. These Master Agreements reduce the counterparty risk associated with relevant transactions by allowing a Fund to net contracts in the event of default. All amounts with the counterparty are terminated and settled on a net basis. A Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements (“Master Repo Agreements”) govern transactions between a Fund and select counterparties. The Master Repo Agreements maintain provisions for, initiation, income payments, events of default, and maintenance of collateral for Repurchase Agreements.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain purchases and sales made on a delayed-delivery basis by and between a Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) govern transactions, over-the-counter derivative and foreign exchange contracts, entered into by a Fund and those counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to early terminate could be material to the financial statements.

On September 15, 2008, Lehman Brothers Holdings Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code. On September 19, 2008, a proceeding under the Securities Investor Protection Act (SIPA) was commenced with respect to Lehman Brothers Inc., a broker-dealer. A trustee appointed under SIPA is administering the bankruptcy estate of Lehman Brothers Inc. Lehman Brothers International (Europe) was placed in administration under the UK Insolvency Act on September 15, 2008. Lehman Brothers Special Financing Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code on October 3, 2008. In connection with these filings, the Lehman Brothers group of companies (collectively “Lehman Brothers”) will be reorganized and/or liquidated in an orderly fashion, subject to court approval. Each Lehman Brothers entity is a separate legal entity that is subject to its own bankruptcy proceeding.

Certain Funds had select holdings, credit default swap agreements, and securities and derivatives transactions outstanding with Lehman Brothers entities as issuer, referenced entity, counterparty or guarantor at the time the relevant Lehman Brothers entity filed for protection or was placed in administration. The security holdings, credit default swap agreements, and securities and derivatives transactions associated with Lehman

Brothers have been written down to their estimated recoverable values. Anticipated losses for securities and derivatives transactions associated with Lehman Brothers have been incorporated as components of receivable for investments sold or payable for investments purchased on the Statements of Assets and Liabilities and net realized gain (loss) on investments on the Statements of Operations. Financial assets and liabilities may be offset and the net amount may be reported on the Statements of Assets and Liabilities where there is a legally enforceable right to set off the recognized amounts and the U.S. GAAP provision have been met. A facilitated auction occurred on October 10, 2008 comprising multiple pre-approved brokerage agencies to determine the estimated recovery rate for holdings and credit default swap agreements with Lehman Brothers Holdings Inc. as referenced entity. These recovery rates have been utilized in determining estimated recovery values.

PIMCO delivered notices of default to the relevant Lehman Brothers entities in accordance with the terms of the applicable agreements. For transactions with Lehman Brothers counterparties, PIMCO terminated the trades, obtained quotations from brokers for replacement trades and, where deemed appropriate, re-opened positions with new counterparties.

Where relevant the Funds have filed claims with Lehman Brothers Inc. and intend to do so with other Lehman Brothers entities, in accordance with the applicable bankruptcy proceedings. In addition, Funds that owed money to Lehman Brothers Special Financing Inc. have entered into a settlement agreement with Lehman Brothers Special Financing Inc. and have paid such amounts.

6.  BASIS FOR CONSOLIDATION FOR THE PIMCO COMMODITYREALRETURN STRATEGY FUND®

The PIMCO Cayman Commodity Fund I Ltd. (the “CRRS Subsidiary”), a Cayman Islands exempted company, was incorporated on July 21, 2006 as a wholly owned subsidiary acting as an investment vehicle for the CommodityRealReturn Strategy Fund®(the “CRRS Fund”) in order to effect certain investments for the CRRS Fund consistent with the CRRS Fund’s investment objectives and policies specified in its prospectus and statement of additional information. A subscription agreement was entered into between the CRRS Fund and the CRRS Subsidiary on August 1, 2006, comprising the entire issued share capital of the CRRS Subsidiary with the intent that the CRRS Fund will remain the sole shareholder and retain all rights. Under the Articles of Association of the CRRS Subsidiary, shares issued by the CRRS Subsidiary confer upon a shareholder the right to receive notice of, to attend and to vote at general meetings of the CRRS Subsidiary and shall confer upon the shareholder rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the CRRS Subsidiary. As of September 30, 2009, net assets of the CRRS Fund were approximately $13 billion, of which approximately $1.89 billion, or approximately 14.5%, represented the CRRS Fund’s ownership of all issued shares and voting rights of the CRRS Subsidiary.

7.  BASIS FOR CONSOLIDATION FOR THE PIMCO GLOBAL MULTI-ASSET FUND®

The PIMCO Cayman Commodity Fund II Ltd. (the “GMA Subsidiary”), a Cayman Islands exempted company, was incorporated on November 21, 2008 as a wholly owned subsidiary acting as an investment vehicle for the Global Multi-Asset Fund (the “GMA Fund”) in order to effect certain investments for the GMA Fund consistent with the GMA Fund’s investment objectives and policies specified in its prospectus and statement of additional information. A subscription agreement was entered into

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between the GMA Fund and the GMA Subsidiary on December 10, 2008, comprising the entire issued share capital of the GMA Subsidiary with the intent that the GMA Fund will remain the sole shareholder and retain all rights. Under the Articles of Association of the GMA Subsidiary, shares issued by the GMA Subsidiary confer upon a shareholder the right to receive notice of, to attend and to vote at general meetings of the GMA Subsidiary and shall confer upon the shareholder rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the GMA Subsidiary. As of September 30, 2009, net assets of the GMA Fund were approximately $1 billion, of which approximately $8.748 million, or approximately 0.9%, represented the GMA Fund’s ownership of all issued shares and voting rights of the GMA Subsidiary.

8.  FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Global Investors of America L.P. (“AGI”), and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from each Fund, at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table below.

Research Affiliates, LLC (“Research Affiliates”) serves as the sub-adviser to the All Asset, All Asset All Authority, Fundamental Advantage Total Return Strategy and Fundamental IndexPLUSTM TR Funds. PIMCO pays a fee to Research Affiliates at an annual rate of 0.175%, 0.20%, 0.12% and 0.12%, respectively, based on average daily net assets.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”), and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory and Supervisory and Administrative Fees for all classes are charged at an annual rate as noted in the following table:

	Investment Advisory Fee		Supervisory and Administrative Fee

Fund Name	All Classes		Institutional Class	Administrative Class	A, B and C Classes	Class D	Class P	Class R
All Asset Fund	0.175%	(1)	0.05%	0.05%	0.40%	0.20%	0.15%	0.45%
All Asset All Authority Fund	0.20%		0.05%	N/A	0.40%	0.20%	0.15%	N/A
Fundamental Advantage Total Return Strategy Fund	0.64%		0.25%	N/A	0.40%	0.40%	N/A	N/A
Fundamental IndexPLUSTM TR Fund	0.54%		0.25%	0.25%	0.40%	0.40%	0.35%	N/A
International StocksPLUS® TR Strategy Fund (Unhedged)	0.39%		0.25%	0.25%	0.40%	0.40%	0.35%	N/A
International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged)	0.45%		0.30%	N/A	0.45%	0.45%	N/A	N/A
RealEstateRealReturn Strategy Fund	0.49%		0.25%	N/A	0.45%	0.40%	0.35%	N/A
Small Cap StocksPLUS® TR Fund	0.44%		0.25%	N/A	0.40%	0.40%	0.35%	N/A
StocksPLUS® Fund	0.25%		0.25%	0.25%	0.40%	0.40%	0.35%	0.40%
StocksPLUS® Total Return Fund	0.39%		0.25%	N/A	0.40%	0.40%	0.35%	N/A
StocksPLUS® TR Short Strategy Fund	0.44%		0.25%	N/A	0.40%	0.40%	N/A	N/A
CommodityRealReturn Strategy Fund®	0.49%		0.25%	0.25%	0.50%	0.50%	0.35%	N/A
Global Multi-Asset Fund(2)	0.90%		0.05%	N/A	0.40%	0.40%	0.15%	0.40%

(1)	PIMCO has contractually agreed, through July 31, 2010, to reduce its Investment Advisory Fee to the extent that the Underlying PIMCO Fund expenses attributable to Investment Advisory and Supervisory and Administrative Fees exceed 0.64% of the total assets invested in Underlying PIMCO Funds (as defined herein). PIMCO may recoup these waivers in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.
(2)	PIMCO has contractually agreed, through July 31, 2010, to waive, first, the Supervisory and Administrative Fee and, to the extent necessary, the Investment Advisory Fee it receives from the Fund in an amount equal to the expenses attributable to Investment Advisory and Supervisory and Administrative Fees of Underlying PIMCO Funds indirectly incurred by the Fund in connection with its investments in Underlying PIMCO Funds, to the extent the Supervisory and Administrative Fee or the Supervisory and Administrative Fee and Investment Advisory Fee taken together are greater than or equal to the Investment Advisory Fees and Supervisory and Adminstrative Fees of the Underlying PIMCO Funds. This waiver renews annually for a full year unless terminated by PIMCO upon at least 30 days’ notice prior to the end of the contract term. PIMCO has contractually agreed to waive the Investment Advisory Fee and the Supervisory and Administrative Fee it receives from the Fund in an amount equal to the management fee and administrative services fee, respectively, paid to PIMCO by the GMA Subsidiary. This waiver may not be terminated by PIMCO and will remain in effect for as long as PIMCO’s contract with the GMA Subsidiary is in place.

(c) Distribution and Servicing Fees  Allianz Global Investors Distributors LLC (“AGID”) is an indirect wholly-owned subsidiary of AGI and serves as the distributor (the “Distributor”) of the Trust’s shares. The Trust is permitted to reimburse AGID on a quarterly basis, out of the Administrative Class assets of each Fund offering Administrative Class Shares in an amount up to 0.25% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Fund shares as their funding medium. Unreimbursed costs may be carried forward for reimbursement for up to twelve months beyond the date in which it is incurred, subject always to the limit that not more than 0.25% of the average daily net assets attributable to an Administrative Class may be expensed. The effective rate paid to AGID was 0.25% during the current fiscal year with no unreimbursed costs to be carried forward as of September 30, 2009.

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Notes to Financial Statements  (Cont.)

Pursuant to the Distribution and Servicing Plans adopted by the A, B, C, D and R Classes of the Trust, the Trust compensates AGID or an affiliate for services provided and expenses incurred in connection with assistance rendered in the sale of shares and services rendered to shareholders and for maintenance of shareholder accounts of the A, B, C, D and R Classes. The Trust paid AGID distribution and servicing fees at effective rates as set forth in the following table (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Allowable Rate
	Distribution Fee	Servicing Fee

Class A
All Funds	—	0.25%
Class B
All Funds	0.75%	0.25%
Class C
StocksPLUS® Fund	0.50%	0.25%
All other Funds	0.75%	0.25%
Class D
All Funds	—	0.25%
Class R
All Funds	0.25%	0.25%

AGID also receives the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares, except for the Money Market Fund, and the contingent deferred sales charges paid by the shareholders upon certain redemptions of A, B and C Class shares. For the period ended September 30, 2009, AGID received $10,171,822 from the Trust representing commissions (sales charges) and contingent deferred sales charges.

(d) Redemption Fees  Prior to May 1, 2009, shareholders of certain Funds were subject to a Redemption Fee on redemptions and exchanges of 2.00% of the NAV of the Fund shares redeemed or exchanged. Effective May 1, 2009, the Funds no longer impose Redemption Fees. Actual redemption fees charged are reported on the Statements of Changes in Net Assets.

(e) Fund Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

PIMCO has agreed to waive a portion of the Fundamental Advantage Total Return Strategy, International StocksPLUS® TR Strategy (Unhedged), Small Cap StocksPLUS® TR and Global Multi-Asset Funds’ Supervisory and Administrative Fees in each Fund’s first fiscal year, to the extent that the payment of each Fund’s pro rata share of organizational expenses and Trustee Fees cause the actual expense ratio to rise above the rates disclosed in the then-current prospectus plus 0.0049% as set forth below (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

Fund Name	Inst’l Class	Admin Class	Class A	Class C	Class D	Class P	Class R
Fundamental Advantage Total Return Strategy Fund	0.89%	—	1.29%	2.04%	1.29%	—	—
International StocksPLUS® TR Strategy Fund (Unhedged)	0.69%	0.94%	1.09%	1.84%	1.09%	—	—
Small Cap StocksPLUS® TR Fund	0.74%	—	1.14%	1.89%	1.14%	—	—
Global Multi-Asset Fund	0.52%	—	1.12%	1.87%	1.12%	0.62%	1.37%

PIMCO may be reimbursed for these waived amounts in future periods, not to exceed thirty-six months after the waiver. Expenses that have been waived may still be reimbursed by the Administrator, to the extent the Funds’ annualized total portfolio operating expenses plus the amount so reimbursed does not exceed the operating expense limitation. The recoverable amounts to the Administrator at September 30, 2009, were as follows (amounts in thousands):

Fund Name	Recoverable Amounts
Fundamental Advantage Total Return Strategy Fund	$4
International StocksPLUS® TR Strategy Fund (Unhedged)	55
Small Cap StocksPLUS® TR Fund	44
Global Multi-Asset Fund	93

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Each unaffiliated Trustee receives an annual retainer of $100,000, plus $9,500 for each Board of Trustees meeting attended in person, $750 ($1,000 in the case of the audit committee chair) for each committee meeting attended and $1,500 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $15,000 and each other committee chair receives an additional annual retainer of $1,500.

The All Asset Fund, All Asset All Authority Fund and PIMCO Funds Private Account Portfolio Series: Short-Term Floating NAV Portfolio (“PAPS Short-Term Floating NAV Portfolio”) do not bear Trustee Fees. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(f) Acquired Fund Fees and Expenses (Underlying PIMCO Fund Expenses)  The Underlying PIMCO Fund expenses for the All Asset Fund (the “AA Fund”) and the Global Multi-Asset Fund (the “GMA Fund”) are based upon an allocation of the AA and GMA Funds’ assets among the Underlying PIMCO Funds and upon the total annual operating expenses of the Institutional Class shares of these Underlying PIMCO Funds. Underlying PIMCO Fund expenses will vary with changes in the expenses of the Underlying PIMCO Funds, as well as allocation of the AA and GMA Funds’ assets.

PIMCO has contractually agreed, through July 31, 2010, to reduce the AA Fund’s Investment Advisory Fee to the extent that the Underlying PIMCO Fund expenses attributable to Investment Advisory and Supervisory and Administrative Fees exceed 0.64% of the total assets invested in Underlying PIMCO Funds. PIMCO has contractually agreed, through July 31, 2010 to waive, first, the Investment Advisory Fee and the Supervisory and Administrative Fee it receives from the GMA Fund in an amount equal to the expenses attributable to Investment Advisory and Supervisory and Administrative Fees of Underlying PIMCO Funds indirectly incurred by the GMA Fund in connection with its investments in Underlying PIMCO Funds, to the extent the Investment Advisory Fee and Supervisory and Administrative Fee are greater than or equal to the Investment Advisory Fees and Supervisory and Administrative Fees of the Underlying PIMCO Funds. The waivers are reflected in the Statement of Operations as a component of Reimbursement by Manager. For the period ended September 30, 2009, the amounts were $563,296 and $562,127 respectively, for the AA and GMA Funds. PIMCO may recoup these waivers in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.

The GMA Subsidiary has entered into a separate contract with PIMCO for the management of the GMA Subsidiary’s portfolio pursuant to which GMA Subsidiary pays PIMCO a management fee and an administrative services fee at the annual rates of 0.49% and 0.20%, respectively, of its net assets. PIMCO has contractually agreed to waive the Investment Advisory Fee and the Supervisory and Administrative Fee it receives from the GMA Fund in an amount equal to the management fee and administrative services fee, respectively, paid to PIMCO by the GMA Subsidiary. This waiver may not be terminated by PIMCO and will remain in effect for as long as PIMCO’s contract with the GMA Subsidiary is in place. The waiver is reflected in the Statement of Operations as a component of Reimbursement by Manager. For the period ended September 30, 2009, the amount was $1,463.

The CRRS Subsidiary has entered into a separate contract with PIMCO for the management of the CRRS Subsidiary’s portfolio pursuant to which the CRRS Subsidiary pays PIMCO a management fee and administrative services fee at the annual rates of 0.49% and 0.20%, respectively, of its net assets. PIMCO has contractually agreed to waive the Investment Advisory Fee and the Supervisory and Administrative Fee it receives from the CRRS Fund in an amount equal to the management fee and administrative services fee, respectively, paid to PIMCO by the CRRS Subsidiary. This waiver may not be terminated by PIMCO and will remain in effect for as long as PIMCO’s contract with the CRRS Subsidiary is in place. The waiver is reflected in the Statement of Operations as a component of Reimbursement by Manager. For the period ended September 30, 2009, the amount was $5,920,513.

9.  RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 8 and the accrued related party fees amounts are disclosed in the Statements of Assets and Liabilities.

Certain Funds are permitted to purchase or sell securities from or to certain related affiliated funds or portfolios under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by a Fund from or to another fund or portfolio that are, or could be, considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the period ended September 30, 2009, the Funds below engaged in purchases and sales of securities pursuant to the Rule 17a-7 of the Act (amounts in thousands):

Fund Name	Purchases	Sales
Fundamental Advantage Total Return Strategy Fund	$36,782	$123,371
Fundamental IndexPLUSTM TR Fund	7,533	133,610
International StocksPLUS® TR Strategy Fund (Unhedged)	370	5,337
International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged)	961	9,430
RealEstateRealReturn Strategy Fund	0	4,615
Small Cap StocksPLUS® TR Fund	1,283	227,802
StocksPLUS® Fund	4,192	92,223
StocksPLUS® Total Return Fund	3,835	19,458
StocksPLUS® TR Short Strategy Fund	21,582	9,217
CommodityRealReturn Strategy Fund®	31,621	10,093

Semiannual Report	September 30, 2009	139

Notes to Financial Statements  (Cont.)

The All Asset and All Asset All Authority Funds invest substantially all of their assets in Institutional Class shares of other investment companies of the Trust (the “Underlying PIMCO Funds”). The Global Multi-Asset Fund may invest assets in Institutional Class shares of the Underlying PIMCO Funds. The Underlying PIMCO Funds are considered to be affiliated with the All Asset, All Asset All Authority and Global Multi-Asset Funds. The tables below show the transactions in and earnings from investments in these affiliated Funds for the period ended September 30, 2009 (amounts in thousands):

All Asset Fund
Underlying PIMCO Funds	Market Value 03/31/2009	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 09/30/2009	Dividend Income	Net Capital and Realized Gain(Loss)
Convertible Fund	$781,031	$6,890	$635,585	$100,309	$344,464	$6,890	$(41,353)
Developing Local Markets Fund	722,375	23,825	728,622	232	105,461	4,620	(109,312)
Diversified Income Fund	369,719	14,119	0	(20,987)	466,609	14,119	0
EM Fundamental IndexPLUSTM TR Strategy Fund	134,738	5,147	0	106,675	240,432	5,147	0
Emerging Local Bond Fund	1,028,914	20,417	1,002,728	14,363	207,564	20,417	(112,052)
Emerging Markets Bond Fund	552,466	13,078	400,036	24,841	237,653	13,078	(58,989)
Floating Income Fund	394,311	11,157	295,073	31,266	183,260	11,157	(52,632)
Foreign Bond Fund (Unhedged)	6,291	153	0	173	8,138	153	0
Fundamental Advantage Total Return Strategy Fund	143,248	526,626	0	4,755	740,278	0	0
Fundamental IndexPLUSTM Fund	15,772	0	8,770	(4,553)	13,473	0	(10,429)
Fundamental IndexPLUSTM TR Fund	381,863	0	385,732	49,270	107,929	0	(112,342)
Global Advantage Strategy Bond Fund	0	262,119	0	12,855	274,973	1,686	0
Global Bond Fund (Unhedged)	7,250	0	7,196	0	0	18	(1,613)
High Yield Fund	867,992	54,923	936,053	34,881	129,804	22,989	8,728
Income Fund	205,650	7,474	0	(3,466)	242,465	7,474	0
International StocksPLUS® TR Strategy Fund (Unhedged)	25,829	0	0	(11,170)	44,189	0	0
International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged)	190,303	0	134,171	(10,894)	132,389	0	(35,604)
Investment Grade Corporate Bond Fund	1,194,700	711,419	421,198	212,029	1,740,911	53,770	21,626
Long Duration Total Return Fund	372,674	46,571	0	46,894	468,064	11,101	0
Long-Term Credit Fund	0	688,801	0	58,498	747,299	8,412	0
Long-Term U.S. Government Fund	6,147	511,920	0	26,180	543,393	4,364	0
Low Duration Fund	5,469	486,797	0	8,000	500,651	2,437	0
Real Return Asset Fund	2,325,721	934,677	0	138,554	3,480,208	59,440	0
Real Return Fund	9,942	706,531	0	31,159	747,796	7,340	0
RealEstateRealReturn Strategy Fund	111,569	0	149,660	14,648	39,237	0	(39,064)
Short-Term Fund	5,895	658,878	14,856	5,187	655,350	1,660	(90)
Small Cap StocksPLUS® TR Fund	338,684	0	310,648	38,806	92,438	0	5,857
StocksPLUS® Fund	6,899	0	0	(3,401)	10,307	0	0
StocksPLUS® Total Return Fund	28,606	0	0	(16,593)	44,328	0	0
Total Return Fund	490,869	579,981	785,833	27,888	342,134	23,527	32,919
CommodityRealReturn Strategy Fund®	574,672	581,806	797,160	99,674	543,434	23,621	(104,958)
Totals	$11,299,599	$6,853,309	$7,013,321	$1,016,073	$13,434,631	$303,420	$(609,308)

All Asset All Authority Fund
Underlying PIMCO Funds	Market Value 03/31/2009	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 09/30/2009	Dividend Income	Net Capital and Realized Gain(Loss)
Convertible Fund	$105,481	$1,745	$96,385	$8,483	$28,165	$571	$1,185
Developing Local Markets Fund	85,170	9,609	83,777	559	19,254	420	(17,393)
Diversified Income Fund	24,398	932	0	(1,147)	30,792	932	0
EM Fundamental IndexPLUSTM TR Strategy Fund	22,087	844	0	17,492	39,412	844	0
Emerging Local Bond Fund	108,374	3,253	109,399	3,404	14,823	1,345	(14,305)
Emerging Markets Bond Fund	70,508	5,804	42,104	8,730	44,632	1,879	(5,897)

140	PIMCO Funds

(Unaudited) September 30, 2009

All Asset All Authority Fund (Cont.)
Underlying PIMCO Funds	Market Value 03/31/2009	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 09/30/2009	Dividend Income	Net Capital and Realized Gain(Loss)
Floating Income Fund	$64,402	$1,721	$52,058	$4,905	$25,621	$1,721	$7,348
Foreign Bond Fund (Unhedged)	7,843	190	0	0	10,146	190	0
Fundamental Advantage Total Return Strategy Fund	55,497	134,788	0	(11,354)	210,085	0	0
Fundamental IndexPLUSTM Fund	529	0	0	(379)	893	0	0
Fundamental IndexPLUSTM TR Fund	55,953	1,566	55,517	5,356	12,004	0	3,705
Global Advantage Strategy Bond Fund	0	36,785	0	1,782	38,567	239	0
Global Bond Fund (Unhedged)	241	0	239	0	0	1	(49)
High Yield Fund	164,817	12,586	135,642	19,443	75,126	5,663	8,573
Income Fund	41,953	1,525	0	(1,061)	49,463	1,525	0
Investment Grade Corporate Bond Fund	222,947	87,331	53,112	41,311	300,330	9,034	2,856
Long Duration Total Return Fund	89,117	9,530	0	11,515	110,111	2,609	0
Long-Term Credit Fund	0	104,141	0	8,973	113,114	1,282	0
Long-Term U.S. Government Fund	4,674	115,540	2,319	6,303	123,597	1,152	21
Low Duration Fund	749	16	0	22	838	16	0
Real Return Asset Fund	319,902	173,773	0	32,133	524,655	8,234	0
Real Return Fund	710	148,712	0	6,041	155,400	1,369	0
RealEstateRealReturn Strategy Fund	13,543	709	13,867	2,827	6,937	0	(1,676)
Short-Term Fund	1	0	0	0	1	0	0
Small Cap StocksPLUS® TR Fund	53,455	0	55,901	2,200	4,988	0	3,677
StocksPLUS® Fund	735	0	0	(484)	1,098	0	0
StocksPLUS® Total Return Fund	1,163	0	0	(702)	1,803	0	0
StocksPLUS® TR Short Strategy Fund	348	391,321	7,383	(34,066)	348,858	4,453	(1,325)
Total Return Fund	80,125	219,127	35,443	17,563	280,923	6,783	35
CommodityRealReturn Strategy Fund®	86,763	124,170	134,515	16,851	104,798	3,977	(494)
Totals	$1,681,485	$1,585,718	$877,661	$166,700	$2,676,434	$54,239	$(13,739)

Global Multi-Asset Fund
Underlying PIMCO Funds	Market Value 03/31/2009	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation	Market Value 09/30/2009	Dividend Income	Net Capital and Realized Gain
Emerging Local Bond Fund	$4,475	$8,783	$0	$1,818	$15,017	$306	$0
Emerging Markets and Infrastructure Bond Fund	0	27,757	0	94	27,851	37	0
Emerging Markets Bond Fund	6,476	11,389	0	2,397	19,979	419	0
Global Advantage Strategy Bond Fund	0	69,219	0	2,432	71,651	320	0
Global Bond Fund (Unhedged)	12,824	31,941	0	4,282	49,989	604	0
International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged)	22	0	25	0	0	0	6
Investment Grade Corporate Bond Fund	4,442	5,088	10,432	0	0	181	1,003
Real Return Fund	6,953	9,816	12,350	699	5,181	262	450
RealEstateRealReturn Strategy Fund	3,483	4,459	11,281	0	0	0	2,569
Short-Term Floating NAV Portfolio	59,628	524,545	352,100	58	232,146	245	23
StocksPLUS® Fund	0	89,194	0	13,098	102,292	0	0
Total Return Fund	13,516	75,468	17,000	2,530	74,707	1,044	99
CommodityRealReturn Strategy Fund®	19,956	25,957	53,218	0	0	1,102	4,464
Totals	$131,775	$883,616	$456,406	$27,408	$598,813	$4,520	$8,614

Each Fund may invest in the PAPS Short-Term Floating NAV Portfolio to the extent permitted by the Act and rules thereunder. The PAPS Short-Term Floating NAV Portfolio is a registered investment company created for use solely by the series of the Trust and series of the PIMCO Variable Insurance Trust, another series of registered investment companies advised by PIMCO, in connection with their cash management activities. The PAPS Short-Term Floating NAV Portfolio may incur expenses related to its investment activities, but does not pay Investment Advisory or Supervisory and Administrative Fees to PIMCO.

Semiannual Report	September 30, 2009	141

Notes to Financial Statements  (Cont.)

The PAPS Short-Term Floating NAV Portfolio is considered to be affiliated with the Funds. The table below shows each Fund’s transactions in and earnings from investments in the PAPS Short-Term Floating NAV Portfolio for the period ended September 30, 2009 (amounts in thousands):

Fund Name	Market Value 03/31/2009	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 09/30/2009	Dividend Income	Net Capital and Realized Gain
Fundamental Advantage Total Return Strategy Fund	$33,711	$460,405	$419,000	$0	$75,151	$105	$35
Fundamental IndexPLUSTM TR Fund	14,233	390,937	393,400	0	11,772	37	1
International StocksPLUS® TR Strategy Fund (Unhedged)	7,103	45,510	44,800	0	7,815	10	2
International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged)	21,009	348,343	354,200	0	15,169	43	20
RealEstateRealReturn Strategy Fund	14,011	412,034	423,200	0	2,857	34	13
Small Cap StocksPLUS® TR Fund	238	242,126	224,500	0	17,875	26	12
StocksPLUS® Fund	25,014	396,008	328,100	14	92,965	108	30
StocksPLUS® Total Return Fund	14,906	77,129	75,000	3	17,045	29	9
StocksPLUS® TR Short Strategy Fund	5,006	220,168	184,800	(1)	40,396	68	23
CommodityRealReturn Strategy Fund®	2,840	5,686,627	4,825,600	0	864,222	827	355

10.  GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.

11.  PURCHASES AND SALES OF SECURITIES

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended September 30, 2009, were as follows (amounts in thousands):

	U.S. Government/Agency		All Other
Fund Name	Purchases	Sales	Purchases	Sales
All Asset Fund	$0	$0	$6,853,309	$7,013,321
All Asset All Authority Fund	0	0	1,585,718	877,661
Fundamental Advantage Total Return Strategy Fund	1,570,810	1,077,984	773,681	608,966
Fundamental IndexPLUSTM TR Fund	1,806,331	2,224,854	479,073	657,288
International StocksPLUS® TR Strategy Fund (Unhedged)	161,586	172,426	82,955	85,813
International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged)	2,816,544	3,104,031	384,295	500,179
RealEstateRealReturn Strategy Fund	1,259,596	1,531,695	438,064	528,868
Small Cap StocksPLUS® TR Fund	1,008,884	1,385,849	277,109	464,288
StocksPLUS® Fund	693,836	786,772	484,186	454,311
StocksPLUS® Total Return Fund	746,045	789,094	148,596	157,099
StocksPLUS® TR Short Strategy Fund	898,673	658,198	339,858	223,881
CommodityRealReturn Strategy Fund®	35,161,156	32,214,953	8,766,342	8,740,874
Global Multi-Asset Fund	990,044	856,770	1,081,862	496,459

142	PIMCO Funds

(Unaudited) September 30, 2009

12.  LINE OF CREDIT

On November 24, 2008, the All Asset All Authority Fund (the “AAAA Fund”) entered into a revolving credit agreement with State Street Bank & Trust Company. Under this agreement, there is a maximum available commitment amount equal to $240 million. Borrowings under this agreement bear interest at a rate equal to the cost of funding. Borrowings outstanding as of September 30, 2009 are disclosed as payable for line of credit on the Statement of Assets and Liabilities. As of September 30, 2009, the AAAA Fund was paying interest at 1.546%. Interest, commitment and facility fees paid by the Fund in relation to the borrowings are disclosed as part of interest expense on the Statement of Operations. The AAAA Fund’s borrowing activity under the agreement for the period ended September 30, 2009 was as follows (in thousands):

Average Outstanding Principal	Average Available Commitment	Interest	Program Facility and Interest Fees	Outstanding Principal as of 09/30/2009
$220,109	$220,109	$1,899	$51	$240,000

13.  REGULATORY AND LITIGATION MATTERS

PIMCO, a subsidiary of AGI, and PIMCO Funds are the subject of a lawsuit in the Northern District of Illinois Eastern Division in which the complaint alleges that plaintiffs each purchased and sold a 10-year Treasury note futures contract and suffered damages from an alleged shortage when PIMCO held both physical and futures positions in 10-year Treasury notes for its client accounts. In July 2007, the court granted class certification of a class consisting of those persons who purchased futures contracts to offset short positions between May 9, 2005 and June 30, 2005. Management currently believes that the complaint is without merit and PIMCO and PIMCO Funds intend to vigorously defend against this action.

In April 2006, certain registered investment companies and other funds managed by PIMCO were served in an adversary proceeding brought by the Official Committee of Asbestos Claimants of G-I Holdings, Inc. in G-I Holdings, Inc.’s bankruptcy in the District of New Jersey. In July 2004, PIMCO was named in this lawsuit and remains a defendant. The plaintiff seeks to recover for the bankruptcy estate assets that were transferred by the predecessor entity of G-I Holdings, Inc. to a wholly-owned subsidiary in 1994. The subsidiary has since issued notes, of which certain registered investment companies and other funds managed by PIMCO are alleged to be holders. The complaint alleges that in 2000, more than two hundred noteholders—including certain registered investment companies and other funds managed by PIMCO—were granted a second priority lien on the assets of the subsidiary in exchange for their consent to a refinancing transaction and the granting of a first priority lien to the lending banks. The plaintiff is seeking invalidation of the lien in favor of the noteholders and/or the value of the lien. A Plan of Reorganization (the “Plan”) is currently under consideration by the Court in the underlying bankruptcy case. If the Plan is approved, it is expected that the adversary proceeding to which PIMCO and other funds managed by PIMCO (“PIMCO Entities”) are parties will be dismissed. It is not known at this time when the Plan may be approved, if at all. In the meantime, the adversary proceeding is stayed. This matter is not expected to have a material adverse effect on the relevant PIMCO Entities.

In October 2007, the PIMCO High Yield Fund, a series of PIMCO Funds, was named in an amended complaint filed in connection with an adversary proceeding brought by the Adelphia Recovery Trust relating to the bankruptcy of Adelphia Communications Corporation (“Adelphia”) in the Southern District of New York. The plaintiff alleged that investment banks and agent banks were instrumental in developing a form of financing for Adelphia and its affiliates, known as co-borrowing facilities. According to the amended complaint, the co-borrowing facilities facilitated Adelphia’s fraud and concealed its corporate looting, and the banks who structured or made the loans knew that Adelphia was misappropriating and misusing a significant portion of the proceeds. The amended complaint asserted that such bank loans were tainted and that the purchasers of bank debt, such as the PIMCO High Yield Fund, who received payments from Adelphia on account of the bank debt, received voidable payments subject to the infirmities caused by the conduct of their transferors. The amended complaint sought to recover the payments made by Adelphia or its affiliates to the defendants, including the PIMCO High Yield Fund, by reason of the co-borrowing facilities and the disgorgement of the consideration paid to the bank debt under the Adelphia plan of reorganization. No wrongdoing was alleged against the PIMCO High Yield Fund. PIMCO and other non-agent lenders filed motions to dismiss all claims pleaded against them in the amended complaint. On June 27, 2008, the District Court Judge to whom the case was assigned issued an opinion dismissing all claims against the non-agent lenders, including PIMCO. The Judge held that the plaintiff lacked standing to bring the claims since all creditors of the debtor in the Adelphia bankruptcy were paid in full. The non-agent lenders filed a motion for entry of final judgments pursuant to Federal Rule of Civil Procedure so that the plaintiff can take an immediate appeal of the order that disposes of any remaining claims against the non-agent lenders. It is the intent that the status of the claims against the non-agent lenders can be finally determined by the Second Circuit. A stipulation and agreed order to this effect have been submitted to the District Court by counsel for the plaintiff and the non-agent lenders. The District Court has entered the order. On July 15, 2009 the plaintiffs filed their appeal of the ruling to the Second Circuit. As a general rule, it can be expected such an appeal will take a year or more to be fully determined.

Semiannual Report	September 30, 2009	143

Notes to Financial Statements  (Cont.)

14.  SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	All Asset Fund				All Asset All Authority Fund
	Six Months Ended 09/30/2009		Year Ended 03/31/2009		Six Months Ended 09/30/2009		Year Ended 03/31/2009
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Receipts for shares sold
Class A	15,432	$168,176	41,292	$473,636	21,284	$213,169	57,183	$574,091
Class B	938	10,160	2,013	22,989	0	0	0	0
Class C	7,847	85,521	19,829	227,349	11,977	119,596	19,904	197,494
Class R	169	1,829	246	2,618	0	0	0	0
Other Classes	164,633	1,825,876	276,445	3,178,065	67,179	677,792	72,368	705,559

Issued as reinvestment of distributions
Class A	1,351	15,023	4,740	50,622	823	8,375	2,383	22,306
Class B	176	1,939	591	6,244	0	0	0	0
Class C	995	10,959	3,223	33,914	354	3,574	974	9,042
Class R	6	63	7	71	0	0	0	0
Other Classes	18,420	205,676	53,849	576,445	1,830	18,708	3,788	35,637

Cost of shares redeemed
Class A	(28,149)	(299,486)	(70,245)	(743,510)	(21,547)	(211,141)	(32,468)	(303,626)
Class B	(1,728)	(18,504)	(7,364)	(78,906)	0	0	0	0
Class C	(10,451)	(111,421)	(35,472)	(368,430)	(3,175)	(31,327)	(8,629)	(80,384)
Class R	(25)	(261)	(79)	(819)	0	0	0	0
Other Classes	(187,622)	(2,071,514)	(315,428)	(3,312,979)	(13,324)	(133,673)	(38,832)	(368,685)
Net increase (decrease) resulting from Fund share transactions	(18,008)	$(175,964)	(26,353)	$67,309	65,401	$665,073	76,671	$791,434

	International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged)				RealEstateRealReturn Strategy Fund
	Six Months Ended 09/30/2009		Year Ended 03/31/2009		Six Months Ended 09/30/2009		Year Ended 03/31/2009
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Receipts for shares sold
Class A	673	$6,029	313	$2,515	1,918	$6,017	3,064	$17,343
Class B	54	476	25	227	84	233	466	2,489
Class C	43	371	60	487	413	1,310	1,269	6,630
Class R	0	0	0	0	0	0	0	0
Other Classes	5,321	47,514	29,359	280,306	5,983	17,315	221,014	994,820

Issued as reinvestment of distributions
Class A	0	0	0	0	0	0	0	0
Class B	0	0	0	0	0	0	0	0
Class C	0	0	0	0	0	0	0	0
Class R	0	0	0	0	0	0	0	0
Other Classes	0	0	19	200	0	0	0	0

Cost of shares redeemed
Class A	(217)	(1,863)	(665)	(5,529)	(733)	(2,215)	(3,621)	(16,622)
Class B	(69)	(545)	(513)	(4,305)	(233)	(696)	(665)	(2,722)
Class C	(81)	(656)	(427)	(3,649)	(308)	(845)	(1,518)	(5,697)
Class R	0	0	0	0	0	0	0	0
Other Classes	(18,633)	(152,624)	(17,333)	(129,671)	(59,956)	(198,333)	(216,220)	(639,230)
Net increase (decrease) resulting from Fund share transactions	(12,909)	$(101,298)	10,838	$140,581	(52,832)	$(177,214)	3,789	$357,011

144	PIMCO Funds

(Unaudited) September 30, 2009

Fundamental Advantage Total Return Strategy Fund				Fundamental IndexPLUSTM TR Fund				International StocksPLUS® TR Strategy Fund (Unhedged)
Six Months Ended 09/30/2009		Year Ended 03/31/2009		Six Months Ended 09/30/2009		Year Ended 03/31/2009		Six Months Ended 09/30/2009		Year Ended 03/31/2009
Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

1,545	$7,685	142	$1,151	494	$3,334	768	$5,870	246	$1,736	69	$530
0	0	0	0	0	0	0	0	0	0	0	0
213	1,083	134	916	36	243	204	1,743	72	535	15	111
0	0	0	0	0	0	0	0	0	0	0	0
153,261	773,529	37,751	370,656	5,674	37,708	139,720	776,631	84	608	660	4,939

0	0	95	403	0	0	19	103	0	0	4	19
0	0	0	0	0	0	0	0	0	0	0	0
0	0	30	130	0	0	11	60	0	0	1	2
0	0	0	0	0	0	0	0	0	0	0	0
0	0	30,736	131,593	0	0	1,724	9,471	0	0	223	1,225

(506)	(2,532)	(62)	(386)	(1,245)	(7,843)	(2,084)	(12,712)	(63)	(450)	(153)	(1,278)
0	0	0	0	0	0	0	0	0	0	0	0
(62)	(302)	(76)	(517)	(99)	(642)	(806)	(6,208)	(3)	(24)	(42)	(318)
0	0	0	0	0	0	0	0	0	0	0	0
(222)	(1,086)	(54,340)	(477,592)	(89,014)	(515,535)	(87,238)	(485,327)	(864)	(6,245)	(273)	(1,997)

154,229	$778,377	14,410	$26,354	(84,154)	$(482,735)	52,318	$289,631	(528)	$(3,840)	504	$3,233

Small Cap StocksPLUS® TR Fund				StocksPLUS® Fund				StocksPLUS® Total Return Fund
Six Months Ended 09/30/2009		Year Ended 03/31/2009		Six Months Ended 09/30/2009		Year Ended 03/31/2009		Six Months Ended 09/30/2009		Year Ended 03/31/2009
Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

478	$3,570	316	$2,322	699	$4,390	4,282	$24,259	487	$2,900	1,051	$6,230
0	0	0	0	30	174	82	563	20	120	103	750
32	265	177	1,208	172	1,040	861	6,386	112	721	308	2,182
0	0	0	0	79	476	62	468	0	0	0	0
780	6,891	198,203	1,407,469	18,163	114,995	12,078	84,503	744	4,737	4,314	34,630

0	0	0	3	0	0	600	4,577	0	0	183	1,119
0	0	0	0	0	0	108	819	0	0	90	541
0	0	0	0	0	0	471	3,544	0	0	104	618
0	0	0	0	0	0	17	136	0	0	0	0
0	0	317	2,367	0	0	2,962	23,399	0	0	1,881	11,645

(485)	(4,152)	(187)	(1,198)	(3,648)	(21,053)	(4,171)	(28,449)	(906)	(5,601)	(1,303)	(8,979)
0	0	0	0	(202)	(1,209)	(1,012)	(7,775)	(155)	(964)	(656)	(4,694)
(77)	(607)	(92)	(639)	(587)	(3,588)	(2,685)	(17,491)	(299)	(1,837)	(825)	(5,929)
0	0	0	0	(35)	(216)	(141)	(1,226)	0	0	0	0
(66,066)	(409,528)	(121,516)	(768,707)	(9,733)	(59,391)	(38,869)	(289,339)	(655)	(4,108)	(3,222)	(22,514)

(65,338)	$(403,561)	77,218	$642,825	4,938	$35,618	(25,355)	$(195,626)	(652)	$(4,032)	2,028	$15,599

Semiannual Report	September 30, 2009	145

Notes to Financial Statements  (Cont.)

	StocksPLUS® TR Short Strategy Fund				CommodityRealReturn Strategy Fund®
	Six Months Ended 09/30/2009		Year Ended 03/31/2009		Six Months Ended 09/30/2009		Year Ended 03/31/2009
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Receipts for shares sold
Class A	18,361	$103,439	10,328	$87,327	69,338	$489,528	77,957	$853,549
Class B	0	0	0	0	2,315	16,179	2,171	24,970
Class C	1,969	11,051	2,187	18,674	23,070	162,145	19,488	208,896
Class R	0	0	0	0	0	0	0	0
Other Classes	78,373	471,441	36,279	301,763	781,690	5,540,585	570,220	5,225,174

Issued as reinvestment of distributions
Class A	193	1,057	2,670	15,936	4,087	30,523	39,078	261,854
Class B	0	0	0	0	266	1,958	3,572	23,269
Class C	25	138	546	3,218	1,449	10,655	16,111	104,742
Class R	0	0	0	0	0	0	0	0
Other Classes	1,027	5,830	3,104	19,178	30,579	230,751	189,925	1,273,768

Cost of shares redeemed
Class A	(4,959)	(29,004)	(10,580)	(97,197)	(45,330)	(321,682)	(90,903)	(1,106,644)
Class B	0	0	0	0	(2,154)	(14,869)	(5,578)	(67,216)
Class C	(851)	(4,948)	(1,433)	(11,992)	(8,574)	(59,914)	(28,840)	(345,097)
Class R	0	0	0	0	0	0	0	0
Other Classes	(10,782)	(61,450)	(51,439)	(489,783)	(274,509)	(1,990,557)	(437,166)	(4,660,357)
Net increase (decrease) resulting from Fund share transactions	83,356	$497,554	(8,338)	$(152,876)	582,227	$4,095,302	356,035	$1,796,908

	Global Multi-Asset Fund
	Six Months Ended 09/30/2009		Period from 10/29/2008 to 03/31/2009
	Shares	Amount	Shares	Amount

Receipts for shares sold
Class A	20,049	$207,105	4,815	$45,275
Class B	0	0	0	0
Class C	9,962	103,494	1,888	17,740
Class R	9	88	16	156
Other Classes	36,588	382,911	23,357	221,824

Issued as reinvestment of distributions
Class A	10	109	29	276
Class B	0	0	0	0
Class C	0	0	13	120
Class R	0	0	0	0
Other Classes	92	986	432	4,127

Cost of shares redeemed
Class A	(2,219)	(22,736)	(361)	(3,523)
Class B	0	0	0	0
Class C	(187)	(1,945)	(71)	(637)
Class R	0	0	0	0
Other Classes	(3,349)	(35,143)	(1,401)	(12,997)
Net increase resulting from Fund share transactions	60,955	$634,869	28,717	$272,361

146	PIMCO Funds

(Unaudited) September 30, 2009

15.  FEDERAL INCOME TAX MATTERS

Each Fund intends to qualify as a regulated investment company under sub-chapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

As of September 30, 2009, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns.

The CRRS and GMA Funds may gain exposure to the commodities markets primarily through index-linked notes, and may invest in other commodity-linked derivative instruments, including commodity swap agreements, options, futures contracts, options on futures contracts and foreign funds investing in similar commodity-linked derivatives.

One of the requirements for favorable tax treatment as a regulated investment company under the Code is that the Fund derive at least 90% of its gross income from certain qualifying sources of income. The IRS has issued a revenue ruling which holds that income derived from commodity index-linked swaps is not qualifying income under Subchapter M of the Code. Subsequently, the IRS issued a private letter ruling to the CRRS and GMA Funds in which the IRS specifically concluded that income from certain commodity index-linked notes is qualifying income. In addition, the IRS issued another private letter ruling to the CRRS and GMA Funds in which the IRS specifically concluded that income derived from the CRRS and GMA Fund’s investment in the CRRS and GMA Subsidiaries, which invests primarily in commodity index-linked swaps, will also constitute qualifying income to the CRRS and GMA Fund. Based on such rulings, the CRRS and GMA Fund will continue to seek to gain exposure to the commodity markets primarily through investments in commodity-linked notes and through investments in its subsidiary.

If, during a taxable year, the CRRS Subsidiary’s and GMA Subsidiary’s taxable losses (and other deductible items) exceed its income and gains, the net loss will not pass through to the CRRS and GMA Funds as a deductible amount for Federal income tax purposes. Note that the loss from the CRRS Subsidiary’s and GMA Subsidiary’s contemplated activities also cannot be carried forward to reduce future CRRS Subsidiary’s and GMA Subsidiary’s income in subsequent years. However, if the CRRS Subsidiary’s and GMA Subsidiary’s taxable gains exceed its losses and other deductible items during a taxable year, the net gain will pass through to the CRRS and GMA Funds as income for Federal income tax purposes.

To the extent the All Asset, All Asset All Authority and Global Multi-Asset Funds invest in the CRRS Fund, an Underlying PIMCO Fund, the All Asset, All Asset All Authority and Global Multi-Asset Funds may be subject to additional tax risk.

As of September 30, 2009, the aggregate cost of investments was the same for federal income tax and financial statement purposes. The net unrealized appreciation/(depreciation) of investment securities for federal income tax purposes were as follows (amounts in thousands):

Fund Name	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (1)
All Asset Fund	$1,087,135	$(71,062)	$1,016,073
All Asset All Authority Fund	215,893	(49,193)	166,700
Fundamental Advantage Total Return Strategy Fund	26,507	(13,536)	12,971
Fundamental IndexPLUSTM TR Fund	12,225	(13,221)	(996)
International StocksPLUS® TR Strategy Fund (Unhedged)	2,651	(2,057)	594
International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged)	8,772	(16,702)	(7,930)
RealEstateRealReturn Strategy Fund	3,448	(9,264)	(5,816)
Small Cap StocksPLUS® TR Fund	4,740	(2,035)	2,705
StocksPLUS® Fund	7,782	(26,226)	(18,444)
StocksPLUS® Total Return Fund	7,091	(8,934)	(1,843)
StocksPLUS® TR Short Strategy Fund	13,629	(7,243)	6,386
CommodityRealReturn Strategy Fund®	406,340	(161,741)	244,599
Global Multi-Asset Fund	44,265	(7,448)	36,817

(1)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals, treasury inflation- protected securities deflationary adjustments and interest only basis adjustments for federal income tax purposes.

16.  SUBSEQUENT EVENTS

PIMCO has evaluated the possibility of subsequent events existing in the Funds’ financial statements through November 25, 2009, the date that the financial statements were available to be issued. PIMCO has determined that there are no additional material events that would require disclosure in the Funds’ financial statements through this date.

Semiannual Report	September 30, 2009	147

GLOSSARY: (abbreviations that may be used in the preceding statements)	(Unaudited)

Counterparty Abbreviations:
ABN	ABN AMRO Bank, N.V.	CITI	Citigroup, Inc.	MSC	Morgan Stanley
AIG	AIG International, Inc.	CSFB	Credit Suisse First Boston	RBC	Royal Bank of Canada
BCLY	Barclays Bank PLC	DUB	Deutsche Bank AG	RBS	Royal Bank of Scotland Group PLC
BNP	BNP Paribas Bank	GSC	Goldman Sachs & Co.	SOG	Societe Generale
BOA	Bank of America	HSBC	HSBC Bank USA	SSB	State Street Bank and Trust Co.
BSN	Bank of Nova Scotia	JPM	JPMorgan Chase & Co.	UBS	UBS Warburg LLC
CBA	Commonwealth Bank of Australia	MLP	Merrill Lynch & Co., Inc.	WAC	Wachovia Bank N.A.

Currency Abbreviations:
AED	UAE Dirham	HKD	Hong Kong Dollar	PLN	Polish Zloty
ARS	Argentine Peso	HUF	Hungarian Forint	RON	Romanian New Leu
AUD	Australian Dollar	IDR	Indonesian Rupiah	RUB	Russian Ruble
BRL	Brazilian Real	ILS	Israeli Shekel	SAR	Saudi Riyal
CAD	Canadian Dollar	INR	Indian Rupee	SEK	Swedish Krona
CHF	Swiss Franc	JPY	Japanese Yen	SGD	Singapore Dollar
CLP	Chilean Peso	KRW	South Korean Won	THB	Thai Baht
CNY	Chinese Renminbi	KWD	Kuwaiti Dinar	TRY	Turkish New Lira
COP	Colombian Peso	MXN	Mexican Peso	TWD	Taiwanese Dollar
CZK	Czech Koruna	MYR	Malaysian Ringgit	UAH	Ukrainian Hryvnia
DKK	Danish Krone	NOK	Norwegian Krone	USD	United States Dollar
EGP	Egyptian Pound	NZD	New Zealand Dollar	UYU	Uruguayan Peso
EUR	Euro	PEN	Peruvian New Sol	ZAR	South African Rand
GBP	British Pound	PHP	Philippine Peso

Exchange Abbreviations:
AMEX	American Stock Exchange	ICE	IntercontinentalExchange®	NYBEX	New York Board of Trade
CBOE	Chicago Board Options Exchange	ICEX	Iceland Stock Exchange	NYMEX	New York Mercantile Exchange
CBOT	Chicago Board of Trade	KCBT	Kansas City Board of Trade	NYFE	New York Futures Exchange
CME	Chicago Mercantile Exchange	LIFFE	London International Financial Futures Exchange	NYSE	New York Stock Exchange
FTSE	Financial Times Stock Exchange	LMEX	London Metal Exchange	OTC	Over-the-Counter

Index Abbreviations:
ABX.HE	Asset-Backed Securities Index - Home Equity	DJAIGTR	Dow Jones-AIG Total Return Commodity Index	eRAFI	enhanced Research Affiliates Fundamental Index
BCC2GO1P	Barclays Capital Gas Oil 1M Deferred S2 Excess Return Index	DJAIHGTR	Dow Jones-AIG Copper Total Return Sub-Index	eRAFI EM	eRAFI Emerging Markets Index
BCC2LP1P	Barclays Capital Copper 1M Deferred S2 Excess Return Index	DJAIWHTR	Dow Jones-AIG Wheat Total Return Sub-Index	FRCPXTOB	France Consumer Price ex-Tobacco Index
CDX.EM	Credit Derivatives Index - Emerging Markets	DJUBHGTR	Dow Jones-UBS Copper Subindex Total Return	GSCITR	Goldman Sachs Commodity Total Return Index
CDX.HVol	Credit Derivatives Index - High Volatility	DJUBS	Dow Jones-UBS Commodity Index	HICP	Harmonized Index of Consumer Prices
CDX.HY	Credit Derivatives Index - High Yield	DJUBSAL	Dow Jones-UBS Aluminum Sub-Index	LCDX	Liquid Credit Derivative Index
CDX.IG	Credit Derivatives Index - Investment Grade	DJUBSLI	Dow Jones-UBS Livestock Sub-Index	MCDX	Municipal Bond Credit Derivative Index
CDX.NA	Credit Derivatives Index - North America	DJUBSNI	Dow Jones-UBS Nickel Sub-Index	SPGCCLP	S&P GSCI Crude Oil Index
CDX.XO	Credit Derivatives Index - Crossover	DJUBSPR	Dow Jones-UBS Precious Metals Sub-Index	SPGCCNTR	S&P GSCI Corn Index
CMBX	Commercial Mortgage-Backed Index	DJUBSTR	Dow Jones-UBS Commodity Index Total Return	SPGSBRP	S&P GSCI Brent Crude Index Excess Return Index
CPI	Consumer Price Index	DJUBSZS	Dow Jones-UBS Zinc Sub-Index	TUCPI	Turkey Consumer Price Index
CPTFEMU	Eurozone HICP ex-Tobacco Index	DWRTT	Dow Jones Wilshire REIT Total Return Index	UKRPI	United Kingdom Retail Price Index
DJAIGCI	Dow Jones-AIG Commodity Index	EAFE	Europe, Australasia, and Far East Stock Index	USSP	USD Swap Spread

Municipal Bond or Agency Abbreviations:
ACA	American Capital Access Holding Ltd.	FNMA	Federal National Mortgage Association	NPFGC	National Public Finance Guarantee Corporation
AGC	Assured Guaranty Corp.	FSA	Financial Security Assurance, Inc.	PSF	Public School Fund
AMBAC	American Municipal Bond Assurance Corp.	GNMA	Government National Mortgage Association	Q-SBLF	Qualified School Bond Loan Fund
BHAC	Berkshire Hathaway Assurance Corporation	GTD	Guaranteed	Radian	Radian Guaranty, Inc.
CM	California Mortgage Insurance	HUD	U.S. Department of Housing and Urban Development	ST	State
CR	Custodial Receipts	ICR	Insured Custodial Receipts	VA	Department of Veterans Affairs
FGIC	Financial Guaranty Insurance Co.	IBC	Insured Bond Certificate	XLCA	XL Capital Assurance
FHA	Federal Housing Administration	MAIA	Michigan Association of Insurance Agents
FHLMC	Federal Home Loan Mortgage Corporation	MBIA	Municipal Bond Investors Assurance

Other Abbreviations:
ABS	Asset-Backed Security	HIBOR	Hong Kong Interbank Offered Rate	PRIBOR	Prague Interbank Offered Rate
BRIBOR	Brastislava Interbank Offered Rate	ISDA	International Swaps and Derivatives Association, Inc.	REIT	Real Estate Investment Trust
CDI	Brazil Interbank Deposit Rate	JIBOR	Johannesburg Interbank Offered Rate	SIFMA	Securities Industry and Financial Markets Association
CLO	Collateralized Loan Obligation	JSC	Joint Stock Company	SPDR	Standard & Poor's Depository Receipts
CMBS	Collateralized Mortgage-Backed Security	KLIBOR	Kuala Lumpur Interbank Offered Rate	STIBOR	Stockholm Interbank Offered Rate
CMM	Constant Maturity Mortgage Rate	LIBOR	London Interbank Offered Rate	THBFIX	Thai Baht Floating-Rate Fix
CMO	Collateralized Mortgage Obligation	MBS	Mortgage-Backed Security	TIIE	Tasa de Interés Interbancaria de Equilibrio
EURIBOR	Euro Interbank Offered Rate	MSCI	Morgan Stanley Capital International	WIBOR	Warsaw Interbank Offered Rate
FFR	Federal Funds Rate	NSERO	India National Stock Exchange Interbank Offer Rate	WTI	West Texas Intermediate

148	PIMCO Funds

Privacy Policy	(Unaudited)

The Funds consider customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ personal information. To ensure their shareholders’ privacy, the Funds have developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Funds and certain service providers to the Funds, such as the Funds’ investment advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial adviser or consultant, and/or from information captured on the Funds’ internet websites.

Respecting Your Privacy

As a matter of policy, the Funds do not disclose any personal or account information provided by shareholders or gathered by the Funds to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Funds. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Funds’ Distributor may also retain non-affiliated companies to market the Funds’ shares or products which use the Funds’ shares and enter into joint marketing agreements with other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Funds may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm.

Sharing Information with Third Parties

The Funds reserve the right to disclose or report personal information to non-affiliated third parties, in limited circumstances, where the Funds believe in good faith that disclosure is required under law to cooperate with regulators or law enforcement authorities, to protect their rights or property or upon reasonable request by any Fund in which a shareholder has chosen to invest. In addition, the Funds may disclose information about a shareholder’s accounts to a non-affiliated third party with the consent of the shareholder.

Sharing Information with Affiliates

The Funds may share shareholder information with their affiliates in connection with servicing their shareholders’ accounts or to provide shareholders with information about products and services that the Funds or their Advisers, principal underwriters or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Funds share may include, for example, a shareholder’s participation in one of the Funds or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), or other data about a shareholder’s accounts. The Funds’ Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Funds take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Funds have also implemented procedures that are designed to restrict access to a shareholder’s non-public personal information only to internal personnel who need to know that information in order to provide products or services to such shareholders. In order to guard a shareholder’s non-public personal information, physical, electronic and procedural safeguards are in place.

Semiannual Report	September 30, 2009	149

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Supervision and Administration Agreement, Asset Allocation Sub-Advisory Agreements and Sub-Advisory Agreements

On August 10-11, 2009, the Board of Trustees (the “Board”) of PIMCO Funds (the “Trust”), including a majority of the independent Trustees, approved the Amended and Restated Investment Advisory Contract with Pacific Investment Management Company LLC (“PIMCO”) on behalf of each of the Trust’s series (the “Funds”) for an additional one-year term through August 31, 2010. The Board also considered and approved for an additional one-year term through August 31, 2010, the Supervision and Administration Agreement (together with the Amended and Restated Investment Advisory Contract, the “Agreements”) with PIMCO on behalf of the Funds. The Board also considered and approved the renewal of (i) the Asset Allocation Sub-Advisory Agreements (the “Asset Allocation Agreements”) with Research Affiliates, LLC (“RALLC”), on behalf of PIMCO All Asset Fund and PIMCO All Asset All Authority Fund, each a series of the Trust, for an additional one-year term through August 31, 2010; and (ii) the Sub-Advisory Agreements (the “Sub-Advisory Agreements”) with RALLC, on behalf of PIMCO EM Fundamental IndexPLUS TR Strategy Fund, PIMCO Fundamental Advantage Total Return Strategy Fund, Fundamental IndexPLUS Fund and PIMCO Fundamental IndexPLUS TR Fund, each a series of the Trust, for an additional one-year term through August 31, 2010.

The information, material factors and conclusions that formed the basis for the Board’s approvals are described below.

1.	Information Received
A.	Materials Reviewed

During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO and RALLC. At each of its quarterly meetings, the Board reviews fund investment performance and a significant amount of information relating to fund operations, including the Funds’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO and RALLC to the Trust. In considering whether to approve renewal of the Agreements, the Asset Allocation Agreements, and the Sub-Advisory Agreements, the Board also reviewed supplementary information, including comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial and profitability information regarding PIMCO and RALLC and information about the personnel providing investment management services and supervisory and administrative services to the Funds. The Board also reviewed material provided by counsel to the Trust and the independent Trustees, which included, among other things, memoranda outlining legal duties of the Board.

B.	Review Process

In connection with the renewal of the Agreements, the Asset Allocation Agreements, and the Sub-Advisory Agreements, the Board reviewed written materials prepared by PIMCO and RALLC in response to requests from counsel to the Trust. The Board also requested and received assistance and advice regarding applicable legal standards from Trust counsel, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board also heard oral presentations on matters related to the Agreements, the Asset Allocation Agreements, and the Sub-Advisory Agreements and met both as a full Board and as the independent Trustees alone, without management present, at the August 10-11, 2009 meeting. The independent Trustees also met telephonically with counsel to the Trust on August 3, 2009 to discuss the materials presented.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to recommend the renewal of the Agreements, the Asset Allocation Agreements, and the Sub-Advisory Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. This discussion is not intended to be all-inclusive. This summary describes the most important, but not all, of the factors considered by the Board.

2.	Nature, Extent and Quality of Services
A.	PIMCO, RALLC, their Personnel, and Resources

The Board considered the depth and quality of PIMCO’s investment management process, including: its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; and the overall financial strength and stability of its organization. The Board also considered that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management and research, compliance, trading, performance and portfolio accounting. The Board noted PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems. The Board also considered PIMCO’s responses to the recent challenging market environment and noted the high level of service provided during these market events, including active liquidity and collateral management, frequent pricing committee meetings and adding personnel to the pricing team, additional client communications and providing appropriate staffing and operational resources to support record trade volumes. The Board also noted that PIMCO has a Best Execution Committee and a best execution policy, which assists the Funds in obtaining the most advantageous combination of price and execution for trades.

Similarly, the Board considered the asset-allocation services provided by RALLC to the PIMCO All Asset Fund and PIMCO All Asset All Authority Fund and the sub-advisory services provided by RALLC to the PIMCO EM Fundamental IndexPLUS TR Strategy Fund, PIMCO Fundamental Advantage Total Return Strategy Fund, PIMCO Fundamental IndexPLUS Fund and PIMCO Fundamental IndexPLUS TR Fund. The Board considered the depth and quality of RALLC’s investment management and research capabilities, the experience and capabilities of its portfolio management personnel, and in particular the experience and capabilities of Robert Arnott, and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and by RALLC under the Asset Allocation Agreements and Sub-Advisory Agreements are likely to benefit the Funds and their shareholders.

150	PIMCO Funds

(Unaudited)

B.	Other Services

The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to the Trust and its shareholders; and its attention to matters that may involve conflicts of interest with the Trust. The Board also considered the nature, extent, quality and cost of supervisory and administrative services provided by PIMCO to the Funds under the Agreements. The Board noted that the Supervision and Administration Agreement was approved at the August 2008 Board meeting to replace the Trust’s previous Administration Agreement. The purpose of the change was to reflect the increased scope and complexity of supervisory and administrative services that PIMCO has been providing to the Trust. The Board considered the terms of Trust’s Supervision and Administration Agreement, under which the Trust pays for the administrative services it requires under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that, in recent years, the scope and complexity of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement has increased. The Board considered PIMCO’s provision of these services and supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives in the market.

Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Funds and their shareholders.

3.	Investment Performance

The Board received and examined information from PIMCO concerning the Funds’ one-, three-, five- and ten-year performance, as available, for the periods ended March 31, 2009 and other performance data, as available, for the period ended June 30, 2009 (the “PIMCO Report”) and from Lipper concerning the Funds’ one-, three-, five-, ten- and fifteen-year performance, as available, for the periods ended May 31, 2009 (the “Lipper Report”).

The Board considered information regarding both the short-term and long-term investment performance of each Fund relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 10-11, 2009 meeting. The Board noted that, as of May 31, 2009, approximately 60%, 60% and 75% of the Funds outperformed their Lipper category median over the three-year, five-year and 10-year period, respectively (based on the performance of the Institutional Class). The Trustees considered that other classes of each Fund would have substantially similar performance to that of the Institutional Class of each Fund because all of the classes are invested in the same portfolio of securities and that differences in performance among classes could be attributed to differences in each class’s different expenses. The Board also considered that the investment objectives of certain of the Funds may not be identical to those of the other funds in their respective peer groups, that the Lipper categories do not separate funds based upon maturity or duration, do not account for the funds’ hedging strategies, do not distinguish between enhanced index and actively managed equity strategies, do not include as many subsets as the Funds offer (i.e., Funds may be placed in a “catch-all” category) and do not account for certain fee waivers. The Board noted that, due to these differences, performance comparisons between certain of the Funds and their so-called peers may be inexact.

The Board noted that, of the Funds with at least 10 years of performance history, nearly two-thirds outperformed the relative benchmark indexes on a net-of-fees basis over the 10-year period ended May 31, 2009, as indicated in the PIMCO Report. The Board considered that, over periods three years and longer, nearly 75% all of the Institutional Class assets have outperformed the relative benchmark indexes net of fees, noting, however, the impact of PIMCO Total Return Fund’s size on this data. The Board also noted that, according to Lipper, the Funds generally performed well versus competitors during the recent liquidity crisis, but that a number of the Funds had underperformed in comparison to their respective benchmark indexes on a net-of-fees basis over the three- and five-year periods. The Board discussed with PIMCO the reasons for the underperformance of certain Funds. The Board also discussed actions that has been taken by PIMCO to attempt to improve performance and took note of PIMCO’s plans to monitor performance going forward. The Board also considered PIMCO’s proposal to reduce the advisory fee for the PIMCO California Short Duration Municipal Income Fund, PIMCO Municipal Bond Fund, and PIMCO Short Duration Municipal Income Fund and to reduce the supervisory and administrative fee for Institutional Class, Class P and Administrative Class shares of the PIMCO Emerging Markets Bond Fund and PIMCO Emerging Local Bond Fund. The Board noted that the expenses of these Funds currently fall below, and will continue to be lower, than the median expense ratio of the majority of competitor funds.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Funds indicates that its continued management is likely to benefit the Funds and their shareholders, and merits the approval of the continuation of the Agreements.

4.	Advisory Fees, Supervisory and Administrative Fees and Total Expenses

PIMCO reported to the Board that, in proposing fees for any Fund or class of shares, it considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Fund returns to current and potential investors. Fees charged to or proposed for different Funds for advisory services and supervisory and administrative services may vary in light of these various factors.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Funds (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds.

Semiannual Report	September 30, 2009	151

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Supervision and Administration Agreement, Asset Allocation Sub-Advisory Agreements and Sub-Advisory Agreements (Cont.)

The Board also reviewed data comparing the Funds’ advisory fees to the standard fee rate PIMCO charges to separate accounts with a similar investment strategy, and found them to be comparable. In cases where the separate account fees were lower, the Trustees noted that the differences in fees were attributable to various factors, including differences in the services provided by PIMCO to the Funds, the manner in which similar portfolios may be managed, differences in liquidity and other regulatory requirements, and the fact that separate accounts may have other contractual arrangements that justify different levels of fees.

The Board also considered the Funds’ supervisory and administrative fees, comparing them to similar funds in the report supplied by Lipper. The Board considered that as the Funds’ business has become increasingly complex, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. The Board considered the Trust’s unified fee structure, under which the Trust pays for the supervisory and administrative services it requires for one set fee, and in return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that many other funds pay for these services separately, and thus it is difficult to directly compare PIMCO Funds’ unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board noted that the unified supervisory and administrative fee leads to fund fees that are fixed, rather than variable, and that the fixed fees were viewed by many in the industry as a positive attribute of the Funds. The Board concluded that the Funds’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervisory and Administration Agreement represent, in effect, a cap on fund fees that is beneficial to the Funds and their shareholders.

With respect to overall levels of Fund expenses, the Board observed that bond funds are more fee- and expense-ratio sensitive than equity funds, given the tangible impact of fees and expenses on yield, and that investors appear to be satisfied with the Funds’ performance, as evidenced by the continued growth in Fund assets. The Board noted that the total expenses for 53% of the Funds’ Class A shares and for 85% of the Funds’ Institutional Class shares fall below the median total expense of their respective Lipper Expense Group. The Board discussed with PIMCO those Funds and/or classes of Funds that had above median total expenses. The Board noted that several Funds launched in recent years have been unique products that have few, if any peers, and cannot easily be grouped with comparable funds. Upon comparing the Funds’ total expenses to other funds in the Expense Groups provided by Lipper, the Board found the Funds’ total expenses to be reasonable.

The Board noted that, with few exceptions, PIMCO has maintained Fund fees at the same guaranteed level as implemented when the unified fee was adopted, and has reduced fees on a number of Funds in prior years. The Board also considered PIMCO’s proposal to reduce the advisory fee for the PIMCO California Short Duration Municipal Income Fund, PIMCO Municipal Bond Fund, and PIMCO Short Duration Municipal Income Fund and to reduce the supervisory and administrative fee for Institutional Class, Class P and Administrative Class shares of the PIMCO Emerging Markets Bond Fund and PIMCO Emerging Local Bond Fund. The Board further noted that, although the unified fee structure does not have break points, it implicitly reflects economies of scale by fixing the absolute level of Fund fees at competitive levels even if the Funds’ operating costs rise when assets remain flat or decrease.

Based on the information presented by PIMCO, RALLC and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, as well as the total expenses of the Funds, is reasonable.

5.	Adviser Costs, Level of Profits and Economies of Scale

The Board reviewed information regarding PIMCO’s costs of providing services to the Funds as a whole, as well as the resulting level of profits to PIMCO, noting that those results were comparable to the reported results of several publicly held investment management companies. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board found that because the unified fee protects shareholders against unanticipated increases in expense ratios due to redemptions, declines in asset values, or increases in the costs of services provided or procured by PIMCO, economies of scale are implicitly recognized in the level of the unified fee (which, together with the advisory fee, serves as a proxy for the Funds’ overall expense ratios). The Board noted that PIMCO may share the benefits of economies of scale with the Funds and their shareholders by offering enhanced or additional services. The Board also considered that economies of scale may be reflected in the Funds’ share class structure, including that the Funds offer Institutional Class shares on third-party platforms that impose high investment minimums. The Board reviewed the history of the Funds’ fee structure, noting that the unified supervisory and administrative services fee was an extension of the initial “expense guarantee” under which PIMCO had agreed to maintain the expense ratio of each Fund at specified levels for a period of time. The Board noted that PIMCO had taken on the risk that Fund expenses would increase or that assets would decline over time. Finally, the Board considered that during the recent market downturn the Funds’ unified fee has protected shareholders against an increase in expenses that may accompany declines in assets. The Board concluded that the Funds’ cost structure was reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Funds, to the benefit of the Fund’s shareholders.

6.	Ancillary Benefits

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Funds. The Board also considered

152	PIMCO Funds

(Unaudited)

that affiliates of PIMCO provide distribution and shareholder services to the Funds and their shareholders, for which they may be compensated under the unified fee, or through distribution fees paid pursuant the Funds’ Rule 12b-1 plans. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Funds, it has adopted a policy not to accept soft dollars.

7.	Conclusions

Based on their review, including their consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Funds by PIMCO and RALLC continued to be excellent and favored the renewal of the Agreements, the Asset Allocation Agreements, and the Sub-Advisory Agreements. The Board concluded that the Agreements, the Asset Allocation Agreements, and the Sub-Advisory Agreements continued to be fair and reasonable to the Funds and their shareholders, that the Funds’ shareholders received reasonable value in return for the fees paid to PIMCO by the Funds under the Agreements, and the fees paid to RALLC by PIMCO under the Asset Allocation Agreements, and that the renewal of the Agreements and the Asset Allocation Agreements was in the best interests of the Funds and their shareholders.

Semiannual Report	September 30, 2009	153

PIMCO Funds

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, CA 92660

Investment Sub-Adviser

Research Affiliates, LLC

155 North Lake Ave., Suite 900

Pasadena, CA 91101

Distributor

Allianz Global Investors Distributors LLC

1345 Avenue of the Americas

New York, NY 10105-4800

Custodian

State Street Bank and Trust Company

801 Pennsylvania

Kansas City, MO 64105

Shareholder Servicing Agent and Transfer Agent

Boston Financial Data Services

P.O. Box 8050

Boston, MA 02266

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street

Kansas City, MO 64106

For Account Information

For PIMCO Funds account information contact your financial advisor, or if you receive account statements Information directly from Allianz Global Investors, you can also call 1-800-426-0107. Telephone representatives are available Monday-Friday 8:30 am to 8:00 pm Eastern Time. Or visit our website, www.allianzinvestors.com.

Allianz Global Investors, the asset management subsidiary of Allianz SE, has more than $1 trillion under management for our clients worldwide.1 Our investment solutions—including the PIMCO Funds and Allianz Funds, separately managed accounts and closed-end funds—offer access to a premier group of institutional investment firms, carefully assembled by Allianz to represent a broad spectrum of asset classes and investment styles.

■ PIMCO	■ Cadence Capital Management[2]	■ Nicholas-Applegate

■ NFJ Investment Group	■ RCM	■ Oppenheimer Capital

www.allianzinvestors.com

Investors should consider the investment objectives, risks, charges and expenses of any mutual fund carefully before investing. This and other information is contained in the fund’s prospectus, which may be obtained by contacting your financial advisor. Please read the prospectus carefully before you invest or send money.

1 Allianz Global Investors AG assets under management as of 6/30/09.

2 Cadence Capital Management is an independently owned investment firm.

Allianz Global Investors Fund Management LLC serves as the investment manager for the Allianz Funds and for the closed-end funds. PIMCO is the investment manager for the PIMCO Funds. Managed accounts are available through Allianz Global Investors Managed Accounts LLC. The PIMCO Funds and Allianz Funds are distributed by Allianz Global Investors Distributors LLC. © 2009. For information about any product, contact your financial advisor.        AZ692SA_27144

Share Classes Institutional ■ P ■ Administrative ■ D	Semiannual Report September 30, 2009

Municipal Bond Funds

California Intermediate Municipal Bond Fund

California Short Duration Municipal Income Fund

High Yield Municipal Bond Fund

Municipal Bond Fund

MuniGO Fund

New York Municipal Bond Fund

Short Duration Municipal Income Fund

		Page

Chairman’s Letter		2
Important Information About the Funds		4
Benchmark Descriptions		13
Financial Highlights		16
Statements of Assets and Liabilities		24
Statements of Operations		25
Statements of Changes in Net Assets		26
Notes to Financial Statements		58
Glossary		68
Privacy Policy		69
Approval of Renewal of the Amended and Restated Investment Advisory Contract, Supervision and Administration Agreement, Asset Allocation Sub-Advisory Agreements and Sub-Advisory Agreements		70

FUND	Fund Summary	Schedule of Investments

California Intermediate Municipal Bond Fund	6	28
California Short Duration Municipal Income Fund	7	31
High Yield Municipal Bond Fund	8	35
Municipal Bond Fund	9	42
MuniGO Fund	10	48
New York Municipal Bond Fund	11	50
Short Duration Municipal Income Fund	12	53

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940. The Proxy Policy has been adopted by PIMCO Funds as the policies and procedures that PIMCO will use when voting proxies on behalf of the Funds. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of each Fund, and information about how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at 1-866-746-2606, on the Funds’ website at www.pimco-funds.com, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PIMCO Funds files a complete schedule of each Fund’s portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Funds’ Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and is available without charge, upon request by calling the Trust at 1-866-746-2606 and on the Funds’ website at www.pimco-funds.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Funds are distributed by Allianz Global Investors Distributors LLC, 1345 Avenue of the Americas, New York, NY 10105-4800, www.pimco-funds.com, (800) 927-4648.

The Semiannual Reports for the other series of the PIMCO Funds are printed separately.

Chairman’s Letter

Dear PIMCO Funds Shareholder:

Financial markets and the broader economy generally stabilized during the fiscal reporting period and most asset classes higher on the risk spectrum gained significantly from the lows reached in March 2009. Government policy initiatives, centered on unprecedented monetary stimulus and near zero short-term interest rates, were the primary contributors to improved economic stability and the recent market rally. However, the requirements for a sustained global economic recovery are complex and challenging. In the U.S. alone, consumer indebtedness is at a level greater than likely income potential and credit availability, unemployment remains high, and many major banking institutions continue to focus on rebuilding their balance sheet in lieu of lending to consumers and businesses. In this uncertain environment, we believe that an understanding of the many market risk factors is critical to both portfolio allocation and in determining the effectiveness of investment opportunities for our clients. As such, we remain focused and committed to guide our clients through the ongoing uncertainty, while continuing to stay at the forefront of risk management and market opportunities.

Highlights of the financial markets during the six-month reporting period include:

■

The Federal Reserve maintained a target range for the Federal Funds Rate of 0.00% to 0.25% and the Bank of England kept its key-lending rate at 0.50%, while the European Central Bank reduced its overnight rate to 1.00%. The Bank of Japan maintained its lending rate at 0.10%.

■

Yields on government bonds generally increased in most developed markets as investors moved into riskier asset classes. The yield on the ten-year U.S. Treasury note increased 0.64% to end the period at 3.31%. The Barclays Capital U.S. Aggregate Index, a widely used index of U.S. Treasury, investment-grade corporate and mortgage-backed securities, returned 5.59% for the reporting period.

■

Agency mortgage-backed securities (“MBS”) outperformed like-duration U.S. Treasury securities as the Federal Reserve’s MBS Purchase Program helped to compress mortgage yield premiums closer to pre-crisis levels. Non-Agency MBS (not backed by a U.S. Government guarantee) performed well due to expected demand from the Public-Private Investment Program (“PPIP”) as well as from renewed interest in riskier assets. Consumer asset-backed securities (“ABS”) also outperformed like-duration U.S. Treasury securities due to robust demand for assets issued through the Federal Reserve’s Term Asset-Backed Securities Loan Facility (“TALF”) and the re-emergence of unleveraged cash investors, such as pension funds and insurance companies.

■

Corporate bonds, primarily high-yield, represented one of the best performing fixed-income asset classes during the reporting period. Corporate bond premiums to U.S. Treasury securities continued to tighten and approached levels last seen in 2007 as fund flows into corporate bonds were strong and the supply of available bonds began to contract slightly after years of high single-digit growth. Performance was strongest in the financial sector, which gained from improved asset valuations, a continued profitable steep yield curve, and increased fee-based income from underwritings as capital markets revived during the reporting period.

2	PIMCO Funds	Municipal Bond Funds

■

Municipal bonds outperformed U.S. Treasury securities and municipal yield ratios moved back closer to historical averages after widening dramatically in 2008. Inflows into municipal funds remained strong amid heightened expectations for future tax increases and interest in municipal bonds as part of an individual’s asset allocations. The supply of new issue tax-exempt municipal bonds was relatively light as issuance was diverted into taxable Build America Bonds. The Barclays Capital Municipal Bond Index returned 9.38% for the reporting period.

■

U.S. Treasury Inflation-Protected Securities (“TIPS”) outperformed their nominal U.S. Treasury counterparts as the principal value of TIPS was adjusted higher due to positive inflation and the decline in real yields. The Barclays Capital U.S. TIPS Index returned 3.76% for the reporting period. Futures’ prices on most commodities recovered strongly, as measured by the Dow Jones-UBS Commodity Index Total Return, which returned 16.41% for the reporting period.

■

Emerging Markets (“EM”) bonds denominated in U.S. dollars outperformed U.S. Treasury securities as credit premiums tightened on most EM bonds amid an increase in risk appetite and positive flows into the EM sector. EM assets denominated in local currency also had strong returns led by monetary stimulus by most EM countries to counter the worldwide recession. EM currency appreciation aided performance of most EM local assets during the reporting period.

■

Equity markets worldwide trended higher, rebounding from lows reached in March 2009 as investors returned due to the low value of certain equities and the peak in the liquidation cycle. U.S. equities, as measured by the S&P 500 Index, returned 34.02% and international equities, as represented by the MSCI World Index, returned 41.81% for the reporting period.

On the following pages of this PIMCO Funds Semiannual Report, you will find specific details as to each Fund’s total return investment performance and a discussion of those factors that most affected performance.

Thank you again for the trust you have placed in us. We never take it lightly and will continue to work diligently to meet your investment needs. If you have any questions regarding any of your PIMCO Funds investments, please contact your account manager, or call one of our shareholder associates at 1-866-746-2606. We also invite you to visit our website at www.pimco-funds.com or our investment manager’s website at www.pimco.com.

Sincerely,

Brent R. Harris

President, and Chairman of the Board, PIMCO Funds

November 10, 2009

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

Semiannual Report	September 30, 2009	3

Important Information About the Funds

This material is authorized for use only when preceded or accompanied by the current PIMCO Funds prospectuses. Investors should consider the investment objectives, risks, charges and expenses of these Funds carefully before investing. This and other information is contained in the Funds’ prospectus. Please read the prospectus carefully before you invest or send money.

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a Fund are likely to decrease in value. The price volatility of fixed-income securities can also increase during periods of rising interest rates resulting in increased losses to a Fund.

Bond funds and individual bonds with a longer duration (a measure of the expected life of a security) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations.

The Funds may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: interest rate risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, equity risk, mortgage-related and other asset-backed risk, issuer non-diversification risk, leveraging risk, California state-specific risk, New York state-specific risk, municipal project-specific risk, management risk and short sale risk. A complete description of these and other risks is contained in each Fund’s prospectus. The Funds may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that a fund could not close out a position when it would be most advantageous to do so. Funds investing in derivatives could lose more than the principal amount invested in these instruments. High-yield bonds typically have a lower credit rating than other bonds. Lower-rated bonds generally involve a greater risk to principal than higher-rated bonds. Concentrating investments in individual sectors may add additional risk and volatility compared to a diversified fund. Shareholders of a municipal bond fund will, at times, incur a tax liability, as income from these funds may be subject to state and local taxes and, where applicable, the alternative minimum tax. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio.

On each individual Fund Summary page in this Semiannual Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that all dividend and capital gain distributions were reinvested. Returns do not reflect the deduction of taxes that a shareholder would pay on (i) Fund distributions or (ii) the redemption of Fund shares. The Cumulative Returns Chart reflects only Institutional Class performance. Each share class performance is net of fees and expenses—the Class P total expenses are 0.10% higher than the total expenses of the Institutional Share Class of the respective Fund; the Administrative Class total expenses are 0.25% higher than the total expenses of the Institutional Share Class of the respective Fund; the Class D total expenses of California Intermediate Municipal Bond Fund and New York Municipal Bond Fund are 0.33% higher than the total expenses of the institutional Share Class of the respective Fund; the Class D total expense of High Yield Municipal Bond Fund is 0.30% higher than the total expenses of the institutional Share Class of the respective Fund; the Class D total expenses of Short Duration Municipal Income Fund and California Short Duration Municipal Income Fund are 0.40% higher than the total expenses of the institutional Share Class of the respective Fund; the Class D total expense of Municipal Bond Fund is 0.31% higher than the total expenses of the institutional Share Class of the respective Fund; the Class D total expense of MuniGO Fund is 0.35% higher than the total expenses of the institutional Share Class of the respective Fund. The figures in the line graph are calculated at net asset value and assume the investment of $5,000,000 at the beginning of the first full month following the Fund’s Institutional Class inception. In addition to its benchmark, each Fund measures its performance against a Lipper Average, which is calculated by Lipper, Inc. (“Lipper”), a Reuters Company, and represents the total return performance averages of funds that are tracked by Lipper that have the same Fund Classification. Lipper does not take into account fees, expenses or taxes.

For periods prior to the inception date of the Class P, Administrative Class and Class D Shares performance information shown is based on the performance of the Fund’s Institutional Class Shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by the Class P, Administrative Class and Class D Shares respectively. The Class P Shares of the following Funds were first offered in (month/year): Municipal Bond Fund (4/08), Short Duration Municipal Income Fund (4/08), California Intermediate Municipal Bond Fund (4/08), High Yield Municipal Bond Fund (4/08), California Short Duration Municipal Income Fund (5/08), and MuniGO Fund (7/09). The Administrative Class Shares of the following Funds were first offered in (month/year): Municipal Bond Fund (9/98) and Short Duration Municipal Income Fund (10/02). The class D shares were first offered in (month/year): Municipal Bond Fund (4/98), Short Duration Municipal Income Fund (1/00), California Intermediate Municipal Bond Fund (1/00), High Yield Municipal Bond Fund (7/06), New York Municipal Bond Fund (1/00), California Short Duration Municipal Income Fund (1/00) and MuniGO Fund (7/09). All other Funds in this Semiannual Report do not currently offer Class P, Administrative Class and Class D Shares. A Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

4	PIMCO Funds	Municipal Bond Funds

Important Information About the Funds (Cont.)

An investment in a Fund is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Funds.

The following disclosure provides important information regarding each Fund’s Expense Example (“Example” or “Expense Example”), which appears on each Fund’s individual page in this Semiannual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (Administrative Class and Class D only), and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Funds is from April 1, 2009 to September 30, 2009. With the exception of the MuniGO Fund, which is from July 1, 2009 (the date the Fund commenced operations) to September 30, 2009.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class, in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

Semiannual Report	September 30, 2009	5

PIMCO California Intermediate Municipal Bond Fund

Institutional Class	PCIMX
Class P	PCIPX
Class D	PCIDX

Cumulative Returns Through September 30, 2009

$5,000,000 invested at the beginning of the first full month following the inception of the Institutional Class.

The minimum initial investment amount for Institutional Class or Class P Shares is $5,000,000.

The minimum initial investment amount for Class D Shares is $1,000.

Allocation Breakdown‡

California	91.3%
Puerto Rico	5.3%
Corporate Bonds & Notes	1.6%
Virgin Islands	1.0%
Other	0.8%
‡	% of Total Investments as of 09/30/09

Average Annual Total Return for the period ended September 30, 2009
	6 Months*	1 Year	5 Years	10 Years	Fund Inception (08/31/99)
PIMCO California Intermediate Municipal Bond Fund Institutional Class	10.88%	9.94%	2.96%	4.21%	4.24%
PIMCO California Intermediate Municipal Bond Fund Class P	10.83%	9.84%	2.87%	4.12%	4.16%
PIMCO California Intermediate Municipal Bond Fund Class D	10.70%	9.58%	2.59%	3.83%	3.87%
Barclays Capital California Intermediate Municipal Bond Index	6.80%	11.14%	4.69%	5.41%	5.43%
Lipper California Intermediate Municipal Debt Funds Average	7.84%	10.29%	3.34%	4.53%	4.54%

*	Cumulative return. All Fund returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is no guarantee of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Shares may be worth more or less than original cost when redeemed. The Fund’s total annual operating expense ratio as stated in the Fund’s current Institutional Class, Class P and Class D prospectus dated 10/01/09, as supplemented to date, is 0.445% for the Institutional Class shares, 0.545% for the Class P shares, and 0.775% for the Class D shares. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus. Performance data current to the most recent month-end is available at www.pimco-funds.com or by calling (800) 927-4648.

Expense Example	Actual Performance			Hypothetical Performance
				(5% return before expenses)
	Institutional Class	Class P	Class D	Institutional Class	Class P	Class D
Beginning Account Value (04/01/09)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (09/30/09)	$1,108.84	$1,108.28	$1,107.04	$1,022.81	$1,022.31	$1,021.16
Expenses Paid During Period†	$2.38	$2.91	$4.12	$2.28	$2.79	$3.95

† For each class of the Fund, expenses are equal to the net annualized expense ratio for the class (0.445% for Institutional Class, 0.545% for Class P and 0.775% for Class D), multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Please refer to page 5 herein for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO California Intermediate Municipal Bond Fund seeks high-current income exempt from federal and California income tax, with capital appreciation as a secondary objective, by investing under normal circumstances at least 80% of its assets in debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from regular federal income tax and California income tax.

»

The Fund’s effective duration (or sensitivity to changes in market interest rates) was managed above its benchmark index throughout the period, which was positive for performance, as California municipal bond yields moved lower over the period.

»

Municipal bonds in California outperformed the general municipal bond market over the period; the Barclays Capital Municipal Bond Index returned 9.38%, while the Barclays Capital California Municipal Bond Index returned 11.03%.

»	Yield curve-positioning in longer maturities added to performance as the municipal yield curve flattened over the period and longer-maturities outperformed short maturities.

»

The Fund’s Institutional Class 30-day SEC yield after fees at September 30, 2009 was 3.58%. The yield was 6.08% on a fully tax adjusted basis assuming a federal tax rate of 35.00% and an effective CA state tax rate of 6.05%, or 4.02% assuming a federal tax rate of 10.00% and an effective CA state tax rate of 1.00%. Your tax adjusted yield may differ depending on your tax bracket.

»

Exposure to special tax and tobacco-related municipal bonds benefited performance, while exposure to pre-refunded municipal issues detracted from returns as the sector underperformed. However, this exposure was reduced over the period.

6	PIMCO Funds	Municipal Bond Funds

PIMCO California Short Duration Municipal Income Fund

Institutional Class	PCDIX
Class P	PCDPX
Class D	PCDDX

Cumulative Returns Through September 30, 2009

$5,000,000 invested at the beginning of the first full month following the inception of the Institutional Class.

The minimum initial investment amount for Institutional Class or Class P Shares is $5,000,000.

The minimum initial investment amount for Class D Shares is $1,000.

Allocation Breakdown‡

California	93.9%
Puerto Rico	2.4%
Short-Term Instruments	2.2%
Corporate Bonds & Notes	0.9%
Other	0.6%
‡	% of Total Investments as of 09/30/09

Average Annual Total Return for the period ended September 30, 2009
	6 Months*	1 Year	Fund Inception (08/31/06)
PIMCO California Short Duration Municipal Income Fund Institutional Class	2.71%	5.45%	3.62%
PIMCO California Short Duration Municipal Income Fund Class P	2.66%	5.35%	3.52%
PIMCO California Short Duration Municipal Income Fund Class D	2.51%	5.03%	3.21%
Barclays Capital California 1 Year Municipal Bond Index	1.68%	4.51%	4.13%
Lipper California Short Intermediate Municipal Debt Funds Average	5.16%	6.97%	3.26%

* Cumulative return. All Fund returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is no guarantee of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Shares may be worth more or less than original cost when redeemed. The Fund’s total annual operating expense ratio as stated in the Fund’s current Institutional Class, Class P and Class D prospectus dated 10/01/09, as supplemented to date, is 0.33% for the Institutional Class shares, 0.43% for the Class P shares and 0.73% for the Class D shares. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus. Performance data current to the most recent month-end is available at www.pimco-funds.com or by calling (800) 927-4648.

Expense Example	Actual Performance			Hypothetical Performance
				(5% return before expenses)
	Institutional Class	Class P	Class D	Institutional Class	Class P	Class D
Beginning Account Value (04/01/09)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (09/30/09)	$1,027.09	$1,026.58	$1,025.05	$1,023.31	$1,022.81	$1,021.31
Expenses Paid During Period†	$1.78	$2.29	$3.81	$1.78	$2.28	$3.80

† For each class of the Fund, expenses are equal to the net annualized expense ratio for the class (0.35% for Institutional Class, 0.45% for Class P and 0.75% for Class D), multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Effective October 1, 2009, the Fund’s advisory fee was decreased by 0.02%. If this fee decrease had been in effect during the six-month period ended September 30, 2009, the “Expenses Paid During Period” amounts would have been $1.68, $2.18 and $3.71 for Institutional Class, Class P and Class D Shares, respectively, based upon the Fund’s actual performance, and $1.67, $2.18 and $3.70 for Institutional Class, Class P and Class D Shares, respectively, based upon a hypothetical 5% return.

Please refer to page 5 herein for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO California Short Duration Municipal Bond Fund seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from federal and California income tax.

»

The Fund’s effective duration (or sensitivity to changes in market interest rates) was managed above its benchmark index throughout the period, which was positive for performance, as California municipal bond yields moved lower over the period.

»

Municipal bonds in California outperformed the general municipal bond market over the period; the Barclays Capital Municipal Bond Index returned 9.38%, while the Barclays Capital California Municipal Bond Index returned 11.03%.

»	Exposure to longer maturities benefited performance as longer maturities outperformed shorter maturities over the period.

»

The Fund’s Institutional Class 30-day SEC yield after fees at September 30, 2009 was 1.74%. The yield was 2.96% on a fully tax adjusted basis assuming a federal tax rate of 35.00% and an effective CA state tax rate of 6.05%, or 1.96% assuming a federal tax rate of 10.00% and an effective CA state tax rate of 1.00%. Your tax adjusted yield may differ depending on your tax bracket.

»	Exposure to the hospital and tobacco sectors benefited performance, while exposure to pre-refunded municipal bonds detracted from returns.

Semiannual Report	September 30, 2009	7

PIMCO High Yield Municipal Bond Fund

Institutional Class	PHMIX
Class P	PYMPX
Class D	PYMDX

Cumulative Returns Through September 30, 2009

$5,000,000 invested at the beginning of the first full month following the inception of the Institutional Class.

The minimum initial investment amount for Institutional Class or Class P Shares is $5,000,000.

The minimum initial investment amount for Class D Shares is $1,000.

Allocation Breakdown‡

Texas	10.0%
Illinois	8.1%
California	6.4%
Pennsylvania	6.2%
New York	5.8%
Florida	5.2%
Other	58.3%
‡	% of Total Investments as of 09/30/09.

Average Annual Total Return for the period ended September 30, 2009
	6 Months*	1 Year	Fund Inception (07/31/06)
PIMCO High Yield Municipal Bond Fund Institutional Class	23.54%	4.58%	-0.94%
PIMCO High Yield Municipal Bond Fund Class P	23.48%	4.48%	-1.04%
PIMCO High Yield Municipal Bond Fund Class D	23.39%	4.33%	-1.25%
60% Barclays Capital High Yield Municipal Bond Index/40% Barclays Capital Municipal Bond Index	17.64%	8.93%	2.10%
Lipper High Yield Municipal Debt Funds Average	23.53%	7.76%	-0.17%

* Cumulative return. All Fund returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is no guarantee of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Shares may be worth more or less than original cost when redeemed. Until 05/01/09, a redemption fee of 2% may have applied to shares that are redeemed or exchanged within 30 days of acquisition. Performance shown does not reflect any applicable redemption fees and would be lower if it did. Redemption fees are paid to and retained by the Fund and are not sales charges. Effective 05/01/09, the Fund no longer imposes a redemption fee. The Fund’s total annual operating expense ratio as stated in the Fund’s current Institutional Class, Class P and Class D prospectus dated 10/01/09, as supplemented to date, is 0.55% for the Institutional Class shares, 0.65% for the Class P shares and 0.85% for the Class D shares. Details regarding any Fund’s redemption fees or operating expenses can be found in the Fund’s prospectus. Performance data current to the most recent month-end is available at www.pimco-funds.com or by calling (800) 927-4648.

Expense Example	Actual Performance			Hypothetical Performance
				(5% return before expenses)
	Institutional Class	Class P	Class D	Institutional Class	Class P	Class D
Beginning Account Value (04/01/09)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (09/30/09)	$1,235.38	$1,234.76	$1,233.89	$1,022.36	$1,021.86	$1,021.11
Expenses Paid During Period†	$3.03	$3.59	$4.42	$2.74	$3.24	$4.00

† For each class of the Fund, expenses are equal to the net annualized expense ratio for the class (0.54% for Institutional Class, 0.64% for Class P and 0.79% for Class D), multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). The annualized expense ratio of 0.54% for Institutional Class and 0.64% for Class P reflects net annualized expenses after application of an expense waiver of 0.01%. The annualized expense ratio of 0.79% for Class D reflects net annualized expenses after application of an expense waiver of 0.06%.

Please refer to page 5 herein for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO High Yield Municipal Bond Fund seeks high-current income exempt from federal income tax with total return as a secondary objective, by investing under normal circumstances at least 80% of its assets in debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from regular federal income tax.

»

The Fund’s effective duration (or sensitivity to changes in market interest rates) was managed above its benchmark index throughout the period, which benefited performance, as municipal bond yields moved lower over the period.

»

Municipal bonds outperformed U.S. Treasuries and the taxable debt sector over the period; the Barclays Capital Municipal Bond Index returned 9.38%, while the Barclays Capital U.S. Aggregate and the Barclays Capital Treasury Indices returned 5.59% and -0.98%, respectively.

»

The portfolio had an emphasis on investment-grade municipal bonds leading to an overall higher-average quality, which detracted from returns as lower-quality municipal bonds outperformed higher-quality municipal bonds over the period.

»

The Fund’s Institutional Class 30-day SEC yield after fees at September 30, 2009 was 5.12%. The yield was 7.89% on a fully tax adjusted basis assuming a federal tax rate of 35.00%, or 5.68% assuming a federal tax rate of 10.00%. Your tax adjusted yield may differ depending on your tax bracket.

»

Exposure to the hospital, corporate-backed, and tobacco sectors benefited performance as these sectors posted strong returns, while exposure to education-related municipal bonds detracted from returns as they underperformed the general municipal bond market over the period.

8	PIMCO Funds	Municipal Bond Funds

PIMCO Municipal Bond Fund

Institutional Class	PFMIX
Class P	PMUPX
Administrative Class	PMNAX
Class D	PMBDX

Cumulative Returns Through September 30, 2009

$5,000,000 invested at the beginning of the first full month following the inception of the Institutional Class.

The minimum initial investment amount for Institutional Class, Administrative Class or Class P Shares is $5,000,000.

The minimum initial investment amount for Class D Shares is $1,000.

Allocation Breakdown‡

California	15.1%
Texas	12.8%
New York	8.5%
Illinois	6.7%
Florida	6.7%
Other	50.2%
‡	% of Total Investments as of 09/30/09

Average Annual Total Return for the period ended September 30, 2009

	6 Months*	1 Year	5 Years	10 Years	Fund Inception (12/31/97)
PIMCO Municipal Bond Fund Institutional Class	17.34%	6.74%	1.87%	4.08%	3.75%
PIMCO Municipal Bond Fund Class P	17.28%	6.64%	1.73%	3.94%	3.61%
PIMCO Municipal Bond Fund Administrative Class	17.20%	6.48%	1.62%	3.82%	3.49%
PIMCO Municipal Bond Fund Class D	17.16%	6.41%	1.53%	3.72%	3.39%
Barclays Capital Municipal Bond Index	9.38%	14.85%	4.78%	5.77%	5.34%
Lipper General Municipal Debt Funds Average	12.72%	13.29%	3.43%	4.56%	4.09%

*	Cumulative return. All Fund returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is no guarantee of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Shares may be worth more or less than original cost when redeemed. The Fund’s total annual operating expense ratio as stated in the Fund’s current Institutional Class, Class P, Administrative Class and Class D prospectus dated 10/01/09, as supplemented to date, is 0.44% for the Institutional Class shares, 0.54% for the Class P shares, 0.69% for the Administrative Class shares and 0.75% for the Class D shares. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus. Performance data current to the most recent month-end is available at www.pimco-funds.com or by calling (800) 927-4648.

Expense Example	Actual Performance				Hypothetical Performance
					(5% return before expenses)
	Institutional Class	Class P	Administrative Class	Class D	Institutional Class	Class P	Administrative Class	Class D
Beginning Account Value (04/01/09)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (09/30/09)	$1,173.39	$1,172.79	$1,172.03	$1,171.61	$1,022.71	$1,022.26	$1,021.46	$1,021.16
Expenses Paid During Period†	$2.56	$3.05	$3.92	$4.25	$2.38	$2.84	$3.65	$3.95

† For each class of the Fund, expenses are equal to the net annualized expense ratio for the class (0.465% for Institutional Class, 0.565% for Class P, 0.715% for Administrative Class and 0.775% for Class D), multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Effective October 1, 2009, the Fund’s advisory fee was decreased by 0.025%. If this fee decrease had been in effect during the six-month period ended September 30, 2009, the “Expenses Paid During Period” amounts would have been $2.40, $2.94, $3.76 and $4.08 for Institutional Class, Class P, Administrative Class and Class D Shares, respectively, based upon the Fund’s actual performance, and $2.23, $2.74, $3.50 and $3.80 for Institutional Class, Class P, Administrative Class, and Class D Shares, respectively, based upon a hypothetical 5% return.

Please refer to page 5 herein for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO Municipal Bond Fund seeks high-current income exempt from federal income tax, consistent with preservation of capital, with capital appreciation as a secondary objective, by investing under normal circumstances at least 80% of its assets in debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from regular federal income tax.

»

The Fund’s effective duration (or sensitivity to changes in market interest rates) was managed above its benchmark index throughout the period, which was positive for performance, as municipal bond yields moved lower over the period.

»

Municipal bonds outperformed U.S. Treasuries and the taxable debt sector over the period; the Barclays Capital Municipal Bond Index returned 9.38%, while the Barclays Capital U.S. Aggregate and the Barclays Capital Treasury Indices returned 5.59% and -0.98%, respectively.

»	Yield curve-positioning benefited performance as the yield curve flattened over the period.

»

The Fund’s Institutional Class 30-day SEC yield after fees at September 30, 2009 was 4.14%. The yield was 6.37% on a fully tax adjusted basis assuming a federal tax rate of 35.00%, or 4.60% assuming a federal tax rate of 10.00%. Your tax adjusted yield may differ depending on your tax bracket.

»	Exposure to lower-quality issues added to returns as lower-quality issues within the broader municipal bond market outperformed and credit spreads narrowed over the period.

»

Exposure to both the hospital and corporate-backed municipal bond sectors added to returns, while exposure to general obligation issues detracted from performance as the sector underperformed the general municipal bond market over the period.

Semiannual Report	September 30, 2009	9

PIMCO MuniGO Fund

Institutional Class	PMGOX
Class P	PMPOX
Class D	APNDX

A line graph is not included since the Fund has less than six months of performance.

Allocation Breakdown‡

California	14.8%
Texas	11.0%
Florida	6.8%
Washington	6.0%
South Carolina	6.0%
Illinois	5.9%
Pennsylvania	5.8%
Ohio	5.3%
Other	38.4%
‡	% of Total Investments as of 09/30/09

Cumulative Total Return for the period ended September 30, 2009
	Fund Inception (07/01/09)
PIMCO MuniGO Fund Institutional Class	5.25%	*
PIMCO MuniGO Fund Class P	5.22%	*
PIMCO MuniGO Fund Class D	5.17%	*
Barclays Capital Municipal GO Bond Index	6.62%	**
Lipper General Municipal Debt Funds Average	8.65%	**

* Cumulative return. All Fund returns are net of fees and expenses.

** Cumulative total return since 06/30/09.

Performance quoted represents past performance. Past performance is no guarantee of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Shares may be worth more or less than original cost when redeemed. The Fund’s total annual operating expense ratio as stated in the Fund’s current Institutional Class, Class P and Class D prospectus dated 10/01/09, as supplemented to date, is 0.49% for the Institutional Class shares, 0.59% for the Class P shares and 0.84% for the Class D shares. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus. Performance data current to the most recent month-end is available at www.pimco-funds.com or by calling (800) 927-4648.

Expense Example	Actual Performance			Hypothetical Performance††
				(5% return before expenses)
	Institutional Class	Class P	Class D	Institutional Class	Class P	Class D
Beginning Account Value (07/01/09)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (09/30/09)	$1,052.48	$1,042.24	$1,051.71	$1,023.11	$1,022.56	$1,021.36
Expenses Paid During Period†	$1.00	$0.85	$1.89	$1.98	$2.54	$3.75

† For each class of the Fund, expenses are equal to the net annualized expense ratio for the class (0.39% for Institutional Class, 0.50% for Class P and 0.74% for Class D), multiplied by the average account value over the period, multiplied by 92/365, 62/365, and 92/365 for Institutional Class, Class P and Class D, respectively (to reflect the period since the inception date of 07/1/09 for Institutional Class, 07/30/09 for Class P and 07/1/09 for Class D). The Fund’s hypothetical expenses reflect an amount as if the Fund had been operational for the entire fiscal half year. The annualized expense ratio of 0.39% for Institutional Class and 0.74% for Class D reflects net annualized expenses after application of an expense waiver of 0.01%.

†† Hypothetical Performance reflects a beginning account value as of 04/01/09.

Please refer to page 5 herein for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO MuniGO Fund seeks income exempt from federal income tax consistent with preservation of capital, by investing under normal circumstances at least 80% of its assets in debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from federal income tax.

»	The Fund was launched on July 1, 2009.

»

The Fund’s effective duration (or sensitivity to changes in market interest rates) was managed above its benchmark index throughout the period, which was positive for performance, as municipal bond yields moved lower over the period.

»

General Obligation municipal bonds underperformed the general municipal bond market, as represented by the Barclays Capital GO Bond Index, which returned 7.63% as compared to the Barclays Capital Municipal Bond Index, which returned 9.38% over the same period.

»

An overweight to municipal bonds issued by Ohio and Colorado benefited performance, while an overweight to municipal bonds issued by South Carolina detracted from performance as these issues underperformed the general municipal bond market over the period.

»

The Fund’s Institutional Class 30-day SEC yield after fees at September 30, 2009 was 2.80%. The yield was 4.31% on a fully tax adjusted basis assuming a federal tax rate of 35.00%, or 3.11% assuming a federal tax rate of 10.00%. Your tax adjusted yield may differ depending on your tax bracket.

10	PIMCO Funds	Municipal Bond Funds

PIMCO New York Municipal Bond Fund

Institutional Class	PNYIX
Class D	PNYDX

Cumulative Returns Through September 30, 2009

$5,000,000 invested at the beginning of the first full month following the inception of the Institutional Class.

The minimum initial investment amount for Institutional Class Shares is $5,000,000.

The minimum initial investment amount for Class D Shares is $1,000.

Allocation Breakdown‡

New York	90.3%
Puerto Rico	4.3%
California	1.7%
Corporate Bonds & Notes	1.5%
Other	2.2%
‡	% of Total Investments as of 09/30/09

Average Annual Total Return for the period ended September 30, 2009
	6 Months*	1 Year	5 Years	10 Years	Fund Inception (08/31/99)
PIMCO New York Municipal Bond Fund Institutional Class	10.63%	11.73%	4.32%	5.72%	5.72%
PIMCO New York Municipal Bond Fund Class D	10.44%	11.37%	3.95%	5.34%	5.33%
Barclays Capital New York Insured Municipal Bond Index	8.49%	15.18%	4.73%	5.99%	5.93%
Lipper New York Municipal Debt Funds Average	13.38%	14.12%	3.74%	4.82%	4.74%

* Cumulative return. All Fund returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is no guarantee of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Shares may be worth more or less than original cost when redeemed. The Fund’s total annual operating expense ratio as stated in the Fund’s current Institutional and Class D prospectus dated 10/01/09, as supplemented to date, is 0.445% for the Institutional Class shares and 0.775% for the Class D shares. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus. Performance data current to the most recent month-end is available at www.pimco-funds.com or by calling (800) 927-4648.

Expense Example	Actual Performance		Hypothetical Performance
			(5% return before expenses)
	Institutional Class	Class D	Institutional Class	Class D
Beginning Account Value (04/01/09)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (09/30/09)	$1,106.26	$1,104.42	$1,022.81	$1,021.16
Expenses Paid During Period†	$2.38	$4.11	$2.28	$3.95

† Expenses are equal to the net annualized expense ratio of 0.445% for Institutional Class and 0.775% for Class D multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Please refer to page 5 herein for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO New York Municipal Bond Fund seeks high-current income exempt from federal and New York income tax, with capital appreciation as a secondary objective, by investing under normal circumstances at least 80% of its assets in debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from regular federal income tax and New York income tax.

»

The Fund’s effective duration (or sensitivity to changes in market interest rates) was managed above its benchmark index throughout the period, which was positive for performance, as New York municipal bond yields moved lower over the period.

»

Municipal bonds in New York slightly underperformed the general municipal market over the period; the Barclays Capital Municipal Bond Index returned 9.38%, while the Barclays Capital New York Municipal Bond Index returned 9.04%.

»	Yield curve-positioning with longer-maturity exposure benefited performance as the municipal bond yield curve flattened over the period and longer-maturities outperformed.

»

The Fund’s Institutional Class 30-day SEC yield after fees at September 30, 2009 was 3.47%. The yield was 5.73% on a fully tax adjusted basis assuming a federal tax rate of 35.00% and an effective NY state tax rate of 4.45%, or 5.97% for a New York City resident assuming an effective tax rate of 6.82%. The yield was 4.02% on a fully tax adjusted basis assuming a federal tax rate of 10.00% and an effective New York State tax rate of 3.60%, or 4.14% for a New York City resident assuming an effective tax rate of 6.21%. Your tax adjusted yield may differ depending on your tax bracket.

»	Exposure to the special tax and tobacco sectors benefited performance, while exposure to water and sewer-related municipal bonds detracted from returns.

Semiannual Report	September 30, 2009	11

PIMCO Short Duration Municipal Income Fund

Institutional Class	PSDIX
Class P	PSDPX
Administrative Class	PSDMX
Class D	PSDDX

Cumulative Returns Through September 30, 2009

$5,000,000 invested at the beginning of the first full month following the inception of the Institutional Class.

The minimum initial investment amount for Institutional Class, Administrative Class or Class P Shares is $5,000,000.

The minimum initial investment amount for Class D Shares is $1,000.

Allocation Breakdown‡

California	18.5%
New York	10.2%
Texas	8.3%
Massachusetts	7.7%
Other	55.3%
‡	% of Total Investments as of 09/30/09

Average Annual Total Return for the period ended September 30, 2009
	6 Months*	1 Year	5 Years	10 Years	Fund Inception (08/31/99)
PIMCO Short Duration Municipal Income Fund Institutional Class	4.80%	-4.14%	0.06%	1.77%	1.79%
PIMCO Short Duration Municipal Income Fund Class P	4.76%	-4.22%	-0.08%	1.65%	1.66%
PIMCO Short Duration Municipal Income Fund Administrative Class	4.67%	-4.38%	-0.17%	1.53%	1.54%
PIMCO Short Duration Municipal Income Fund Class D	4.59%	-4.52%	-0.32%	1.37%	1.39%
Barclays Capital 1 Year Municipal Bond Index	1.51%	4.70%	3.30%	3.48%	3.48%
Lipper Short Municipal Debt Funds Average	2.51%	3.58%	2.42%	3.18%	3.18%

* Cumulative return. All Fund returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is no guarantee of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Shares may be worth more or less than original cost when redeemed. The Fund’s total annual operating expense ratio as stated in the Fund’s current Institutional Class, Class P, Administrative Class and Class D prospectus dated 10/01/09, as supplemented to date, is 0.33% for the Institutional Class shares, 0.43% for the Class P shares, 0.58% for the Administrative Class shares and 0.73% for the Class D shares. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus. Performance data current to the most recent month-end is available at www.pimco-funds.com or by calling (800) 927-4648.

Expense Example	Actual Performance				Hypothetical Performance
					(5% return before expenses)
	Institutional Class	Class P	Administrative Class	Class D	Institutional Class	Class P	Administrative Class	Class D
Beginning Account Value (04/01/09)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (09/30/09)	$1,047.99	$1,047.56	$1,046.70	$1,045.91	$1,023.31	$1,022.81	$1,022.06	$1,021.31
Expenses Paid During Period†	$1.80	$2.31	$3.08	$3.85	$1.78	$2.28	$3.04	$3.80

† For each class of the Fund, expenses are equal to the net annualized expense ratio for the class (0.35% for Institutional Class, 0.45% for Class P, 0.60% for Administrative Class and 0.75% for Class D), multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Effective October 1, 2009, the Fund’s advisory fee was decreased by 0.02%. If this fee decrease had been in effect during the six-month period ended September 30, 2009, the “Expenses Paid During Period” amounts would have been $1.69, $2.21, $2.98 and $3.74 for Institutional Class, Class P, Administrative Class, and Class D Shares, respectively, based upon the Fund’s actual performance, and $1.67, $2.18, $2.94 and $3.70 for Institutional Class, Class P, Administrative Class, and Class D Shares, respectively, based upon a hypothetical 5% return.

Please refer to page 5 herein for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO Short Duration Municipal Income Fund seeks high-current income exempt from federal income tax, consistent with preservation of capital, by investing under normal circumstances at least 80% of its assets in debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from federal income tax.

»

The Fund’s effective duration (or sensitivity to changes in market interest rates) was managed above its benchmark index throughout the period, which was positive for performance, as municipal bond yields moved lower over the period.

»

Municipal bonds outperformed U.S. Treasuries and the taxable debt sector over the period; the Barclays Capital Municipal Bond Index returned 9.38%, while the Barclays Capital U.S. Aggregate and the Barclays Capital Treasury Indices returned 5.59% and -0.98%, respectively.

»

Yield curve-positioning with exposure to intermediate maturities added to performance as the municipal bond yield curve flattened over the period and intermediate-maturity municipals outperformed shorter maturities.

»

The Fund’s Institutional Class 30-day SEC yield after fees at September 30, 2009 was 1.78%. The yield was 2.74% on a fully tax adjusted basis assuming a federal tax rate of 35.00%, or 1.98% assuming a federal tax rate of 10.00%. An investor’s tax adjusted yield may differ depending on such investor’s tax bracket.

»	Exposure to both corporate-backed and tobacco-related municipal bond issues benefited performance, while exposure to general obligation municipal bond issues detracted from performance.

12	PIMCO Funds	Municipal Bond Funds

Benchmark Descriptions

Index	Description

60% Barclays Capital High Yield Municipal Bond Index/40% Barclays Capital Municipal Bond Index	60% Barclays Capital High Yield Municipal Bond Index/40% Barclays Capital Municipal Bond Index. The Barclays Capital High Yield Municipal Bond Index is an unmanaged index made up of bonds that are non-investment grade, unrated, or rated below Ba1 by Moody’s Investors Service with a remaining maturity of at least one year. The Barclays Capital Municipal Bond Index consists of a broad selection of investment-grade general obligation and revenue bonds of maturities ranging from one year to 30 years. It is an unmanaged index representative of the tax-exempt bond market. The index is made up of all investment-grade municipal bonds issued after December 31, 1990 having a remaining maturity of at least one year. It is not possible to invest directly in an unmanaged index. Prior to November 1, 2008, this index was published by Lehman Brothers.

Barclays Capital 1 Year Municipal Bond Index	Barclays Capital 1 Year Municipal Bond Index is an unmanaged index comprised of national municipal bond issues having a maturity of at least one year and less than two years. It is not possible to invest directly in an unmanaged index. Prior to November 1, 2008, this index was published by Lehman Brothers.

Barclays Capital California 1 Year Municipal Bond Index	Barclays Capital California 1 Year Municipal Bond Index is an unmanaged index comprised of California Municipal Bond issues having a maturity of at least one year and less than two years. It is not possible to invest directly in an unmanaged index. Prior to November 1, 2008, this index was published by Lehman Brothers.

Barclays Capital California Intermediate Municipal Bond Index	Barclays Capital California Intermediate Municipal Bond Index is an unmanaged index comprised of California Municipal Bond issues having maturities of at least five years and less than ten years and consists of a broad selection of investment-grade general obligation and revenue bonds of maturities ranging from one year to 30 years. The index is made up of all investment grade municipal bonds issued after December 31, 1990 having a remaining maturity of at least one year. It is not possible to invest directly in an unmanaged index. Prior to November 1, 2008, this index was published by Lehman Brothers.

Barclays Capital Municipal Bond Index	Barclays Capital Municipal Bond Index consists of a broad selection of investment- grade general obligation and revenue bonds of maturities ranging from one year to 30 years. It is an unmanaged index representative of the tax-exempt bond market. The index is made up of all investment grade municipal bonds issued after December 31, 1990 having a remaining maturity of at least one year. It is not possible to invest directly in an unmanaged index. Prior to November 1, 2008, this index was published by Lehman Brothers.

Barclays Capital Municipal GO Bond Index	The Barclays Capital Municipal GO Bond Index is the general obligation component of the Barclays Capital Municipal Bond Index, which consists of a broad selection of investment-grade general obligation and revenue bonds of maturities ranging from one year to 30 years. It is an unmanaged index representative of the tax-exempt bond market. The index is made up of all investment-grade municipal bonds issued after December 31, 1990 having a remaining maturity of at least one year. Prior to November 1, 2008, this index was published by Lehman Brothers.

Barclays Capital New York Insured Municipal Bond Index	Barclays Capital New York Insured Municipal Bond Index is an unmanaged index comprised of a broad selection of insured general obligation and revenue bonds of New York issuers with remaining maturities ranging from one year to 30 years. It is not possible to invest directly in an unmanaged index. Prior to November 1, 2008, this index was published by Lehman Brothers.

Barclays Capital U.S. Aggregate Index	Barclays Capital U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis. It is not possible to invest directly in an unmanaged index. Prior to November 1, 2008, this index was published by Lehman Brothers.

Barclays Capital U.S. TIPS Index	Barclays Capital U.S. TIPS Index is an unmanaged market index comprised of all U.S. Treasury Inflation Protected Securities rated investment grade (Baa3 or better), have at least one year to final maturity, and at least $250 million par amount outstanding. Performance data for this index prior to October 1997 represents returns of the Barclays Capital Inflation Notes Index. It is not possible to invest directly in an unmanaged index. Prior to November 1, 2008, this index was published by Lehman Brothers.

Semiannual Report	September 30, 2009	13

Benchmark Descriptions (Cont.)

Index	Description

Dow Jones-UBS Commodity Index Total Return	Dow Jones-UBS Commodity Index Total Return is an unmanaged index composed of futures contracts on 19 physical commodities. The index is designed to be a highly liquid and diversified benchmark for commodities as an asset class. It is not possible to invest directly in an unmanaged index.

MSCI World Index	The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. As of June 2007 the MSCI World Index consisted of the following 23 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States. It is not possible to invest directly in an unmanaged index.

S&P 500 Index	S&P 500 Index is an unmanaged market index generally considered representative of the stock market as a whole. The Index focuses on the large-cap segment of the U.S. equities market. It is not possible to invest directly in an unmanaged index.

14	PIMCO Funds	Municipal bond Funds

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Semiannual Report	September 30, 2009	15

Financial Highlights

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (a)	Net Realized/ Unrealized Gain (Loss) on Investments	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Basis Return of Capital

California Intermediate Municipal Bond Fund
Institutional Class
09/30/2009+	$8.72	$0.19	$0.75	$0.94	$(0.19)	$0.00	$0.00
03/31/2009	9.47	0.39	(0.73)	(0.34)	(0.41)	0.00	0.00
03/31/2008	9.93	0.41	(0.47)	(0.06)	(0.40)	0.00	0.00
03/31/2007	9.83	0.40	0.10	0.50	(0.40)	0.00	0.00
03/31/2006	9.96	0.39	(0.13)	0.26	(0.39)	0.00	0.00
03/31/2005	10.22	0.42	(0.26)	0.16	(0.42)	0.00	0.00
Class P
09/30/2009+	8.72	0.18	0.75	0.93	(0.18)	0.00	0.00
04/30/2008 - 03/31/2009	9.50	0.36	(0.77)	(0.41)	(0.37)	0.00	0.00
Class D
09/30/2009+	8.72	0.17	0.75	0.92	(0.17)	0.00	0.00
03/31/2009	9.47	0.37	(0.74)	(0.37)	(0.38)	0.00	0.00
03/31/2008	9.93	0.38	(0.47)	(0.09)	(0.37)	0.00	0.00
03/31/2007	9.83	0.36	0.10	0.46	(0.36)	0.00	0.00
03/31/2006	9.96	0.35	(0.13)	0.22	(0.35)	0.00	0.00
03/31/2005	10.22	0.38	(0.26)	0.12	(0.38)	0.00	0.00

California Short Duration Municipal Income Fund
Institutional Class
09/30/2009+	$9.99	$0.12	$0.15	$0.27	$(0.12)	$0.00	$0.00
03/31/2009	9.99	0.28	0.02	0.30	(0.30)	0.00	0.00
03/31/2008	10.04	0.35	(0.05)	0.30	(0.35)	0.00	0.00
08/31/2006 - 03/31/2007	10.00	0.19	0.04	0.23	(0.19)	0.00	0.00
Class P
09/30/2009+	9.99	0.11	0.15	0.26	(0.11)	0.00	0.00
05/30/2008 - 03/31/2009	9.99	0.21	0.03	0.24	(0.24)	0.00	0.00
Class D
09/30/2009+	9.99	0.10	0.15	0.25	(0.10)	0.00	0.00
03/31/2009	9.99	0.24	0.02	0.26	(0.26)	0.00	0.00
03/31/2008	10.04	0.29	(0.03)	0.26	(0.31)	0.00	0.00
08/31/2006 - 03/31/2007	10.00	0.17	0.04	0.21	(0.17)	0.00	0.00

+	Unaudited
*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)	Effective October 1, 2005, the Fund's advisory fee was reduced by 0.025% to 0.225%.
(c)	Effective October 1, 2007, the administrative expense was reduced by 0.05% to 0.30%.

16	PIMCO Funds	Municipal Bond Funds	See Accompanying Notes

Total Distributions	Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$(0.19)	$9.47	10.88%	$58,778	0.44	5%*	0.44	5%*	0.44	5%*	0.44	5%*	4.17	%*	36%
(0.41)	8.72	(3.67)	65,751	0.44	5	0.44	5	0.44	5	0.44	5	4.34		72
(0.40)	9.47	(0.60)	106,867	0.44	5	0.44	5	0.44	5	0.44	5	4.24		37
(0.40)	9.93	5.14	101,792	0.44	5	0.44	5	0.44	5	0.44	5	4.01		59
(0.39)	9.83	2.65	93,639	0.56	(b)	0.56	(b)	0.46	(b)	0.46	(b)	3.93		131
(0.42)	9.96	1.58	76,703	0.63		0.63		0.47		0.47		4.15		43

(0.18)	9.47	10.83	1,042	0.54	5*	0.54	5*	0.54	5*	0.54	5*	3.92	*	36
(0.37)	8.72	(4.40)	9	0.54	5*	0.54	5*	0.54	5*	0.54	5*	4.37	*	72

(0.17)	9.47	10.70	4,713	0.77	5*	0.77	5*	0.77	5*	0.77	5*	3.79	*	36
(0.38)	8.72	(3.99)	2,958	0.77	5	0.77	5	0.77	5	0.77	5	4.05		72
(0.37)	9.47	(0.95)	1,961	0.79	5(c)	0.79	5(c)	0.79	5(c)	0.79	5(c)	3.87		37
(0.36)	9.93	4.74	2,358	0.82	5	0.82	5	0.82	5	0.82	5	3.63		59
(0.35)	9.83	2.26	2,402	0.94	(b)	0.94	(b)	0.84	(b)	0.84	(b)	3.57		131
(0.38)	9.96	1.20	4,078	1.01		1.01		0.85		0.85		3.77		43

$(0.12)	$10.14	2.71%	$88,282	0.35	%*	0.35	%*	0.35	%*	0.35	%*	2.36	%*	44%
(0.30)	9.99	3.03	88,779	0.35		0.35		0.35		0.35		2.81		173
(0.35)	9.99	3.05	10,825	0.35		0.35		0.35		0.35		3.45		92
(0.19)	10.04	2.33	2,884	0.35	*	1.80	*	0.35	*	1.80	*	3.29	*	83

(0.11)	10.14	2.66	8,331	0.45	*	0.45	*	0.45	*	0.45	*	2.28	*	44
(0.24)	9.99	2.48	3,978	0.45	*	0.45	*	0.45	*	0.45	*	2.58	*	173

(0.10)	10.14	2.51	8,597	0.75	*	0.75	*	0.75	*	0.75	*	1.96	*	44
(0.26)	9.99	2.62	4,812	0.75		0.75		0.75		0.75		2.40		173
(0.31)	9.99	2.60	871	0.77	(c)	0.77	(c)	0.77	(c)	0.77	(c)	2.88		92
(0.17)	10.04	2.12	10	0.70	*	2.21	*	0.70	*	2.21	*	2.92	*	83

Semiannual Report	September 30, 2009	17

Financial Highlights  (Cont.)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (a)	Net Realized/ Unrealized Gain (Loss) on Investments	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Basis Return of Capital

High Yield Municipal Bond Fund
Institutional Class
09/30/2009+	$6.76	$0.23	$1.34	$1.57	$(0.23)	$0.00	$0.00
03/31/2009	9.03	0.51	(2.27)	(1.76)	(0.51)	0.00	0.00
03/31/2008	10.63	0.50	(1.61)	(1.11)	(0.49)	0.00	0.00
07/31/2006 - 03/31/2007	10.00	0.35	0.63	0.98	(0.34)	(0.01)	0.00
Class P
09/30/2009+	6.76	0.22	1.34	1.56	(0.22)	0.00	0.00
04/30//2008 - 03/31/2009	9.15	0.46	(2.38)	(1.92)	(0.47)	0.00	0.00
Class D
09/30/2009+	6.76	0.21	1.35	1.56	(0.22)	0.00	0.00
03/31/2009	9.03	0.49	(2.27)	(1.78)	(0.49)	0.00	0.00
03/31/2008	10.63	0.46	(1.59)	(1.13)	(0.47)	0.00	0.00
07/31/2006 - 03/31/2007	10.00	0.31	0.64	0.95	(0.31)	(0.01)	0.00

Municipal Bond Fund
Institutional Class
09/30/2009+	$7.85	$0.20	$1.15	$1.35	$(0.20)	$0.00	$0.00
03/31/2009	9.67	0.43	(1.81)	(1.38)	(0.44)	0.00	0.00
03/31/2008	10.31	0.43	(0.63)	(0.20)	(0.44)	0.00	0.00
03/31/2007	10.18	0.42	0.13	0.55	(0.42)	0.00	0.00
03/31/2006	10.14	0.41	0.02	0.43	(0.39)	0.00	0.00
03/31/2005	10.32	0.43	(0.19)	0.24	(0.42)	0.00	0.00
Class P
09/30/2009+	7.85	0.19	1.15	1.34	(0.19)	0.00	0.00
04/30/2008 - 03/31/2009	9.81	0.39	(1.95)	(1.56)	(0.40)	0.00	0.00
Administrative Class
09/30/2009+	7.85	0.19	1.15	1.34	(0.19)	0.00	0.00
03/31/2009	9.67	0.41	(1.81)	(1.40)	(0.42)	0.00	0.00
03/31/2008	10.31	0.41	(0.64)	(0.23)	(0.41)	0.00	0.00
03/31/2007	10.18	0.39	0.14	0.53	(0.40)	0.00	0.00
03/31/2006	10.14	0.38	0.03	0.41	(0.37)	0.00	0.00
03/31/2005	10.32	0.40	(0.19)	0.21	(0.39)	0.00	0.00
Class D
09/30/2009+	7.85	0.18	1.15	1.33	(0.18)	0.00	0.00
03/31/2009	9.67	0.41	(1.82)	(1.41)	(0.41)	0.00	0.00
03/31/2008	10.31	0.40	(0.64)	(0.24)	(0.40)	0.00	0.00
03/31/2007	10.18	0.38	0.13	0.51	(0.38)	0.00	0.00
03/31/2006	10.14	0.37	0.02	0.39	(0.35)	0.00	0.00
03/31/2005	10.32	0.39	(0.19)	0.20	(0.38)	0.00	0.00

+	Unaudited
*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)	Effective October 1, 2005, the Fund's advisory fee was reduced by 0.025% to 0.225%.
(c)	Effective October 1, 2007, the administrative expense was reduced by 0.10% to 0.30%.
(d)	Effective October 1, 2007, the administrative expense was reduced by 0.05% to 0.30%.

18	PIMCO Funds	Municipal Bond Funds	See Accompanying Notes

Total Distributions	Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$(0.23)	$8.10	23.54%	$93,376	0.54	%*	0.55	%*	0.54	%*	0.55	%*	6.13	%*	43%
(0.51)	6.76	(20.02)	70,598	0.54		0.55		0.54		0.55		6.29		140
(0.49)	9.03	(10.67)	118,066	0.54		0.55		0.54		0.55		5.06		160
(0.35)	10.63	9.95	18,906	0.55	*	1.10	*	0.55	*	1.10	*	4.94	*	94

(0.22)	8.10	23.48	3,060	0.64	*	0.65	*	0.64	*	0.65	*	5.72	*	43
(0.47)	6.76	(21.48)	8	0.64	*	0.65	*	0.64	*	0.65	*	6.38	*	140

(0.22)	8.10	23.39	40,311	0.79	*	0.85	*	0.79	*	0.85	*	5.71	*	43
(0.49)	6.76	(20.22)	11,834	0.79		0.85		0.79		0.85		6.09		140
(0.47)	9.03	(10.94)	7,605	0.84	(c)	0.90	(c)	0.84	(c)	0.90	(c)	4.65		160
(0.32)	10.63	9.61	3,426	0.95	*	1.59	*	0.95	*	1.59	*	4.42	*	94

$(0.20)	$9.00	17.34%	$215,284	0.46	5%*	0.46	5%*	0.46	5%*	0.46	5%*	4.73	%*	33%
(0.44)	7.85	(14.59)	276,813	0.46	5	0.46	5	0.46	5	0.46	5	4.85		100
(0.44)	9.67	(2.04)	335,883	0.54	5	0.54	5	0.46	5	0.46	5	4.31		64
(0.42)	10.31	5.49	223,321	0.52	5	0.52	5	0.46	5	0.46	5	4.05		76
(0.39)	10.18	4.31	198,755	0.71	(b)	0.71	(b)	0.48	(b)	0.48	(b)	4.03		63
(0.42)	10.14	2.35	131,443	0.67		0.67		0.49		0.49		4.20		56

(0.19)	9.00	17.28	1,990	0.56	5*	0.56	5*	0.56	5*	0.56	5*	4.56	*	33
(0.40)	7.85	(16.19)	8	0.56	6*	0.56	6*	0.56	6*	0.56	6*	4.83	*	100

(0.19)	9.00	17.20	1,059	0.71	5*	0.71	5*	0.71	5*	0.71	5*	4.47	*	33
(0.42)	7.85	(14.81)	791	0.71	5	0.71	5	0.71	5	0.71	5	4.62		100
(0.41)	9.67	(2.28)	757	0.79	5	0.79	5	0.71	5	0.71	5	4.05		64
(0.40)	10.31	5.25	819	0.78	5	0.78	5	0.71	5	0.71	5	3.81		76
(0.37)	10.18	4.05	1,127	0.96	(b)	0.96	(b)	0.73	(b)	0.73	(b)	3.77		63
(0.39)	10.14	2.09	2,690	0.92		0.92		0.74		0.74		3.97		56

(0.18)	9.00	17.16	26,386	0.77	5*	0.77	5*	0.77	5*	0.77	5*	4.41	*	33
(0.41)	7.85	(14.86)	19,516	0.77	5	0.77	5	0.77	5	0.77	5	4.49		100
(0.40)	9.67	(2.37)	44,413	0.88	5(d)	0.88	5(d)	0.80	5(d)	0.80	5(d)	3.96		64
(0.38)	10.31	5.12	45,707	0.88	5	0.88	5	0.82	5	0.82	5	3.69		76
(0.35)	10.18	3.94	36,022	1.07	(b)	1.07	(b)	0.84	(b)	0.84	(b)	3.64		63
(0.38)	10.14	2.03	25,132	1.03		1.03		0.85		0.85		3.88		56

Semiannual Report	September 30, 2009	19

Financial Highlights  (Cont.)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (a)	Net Realized/ Unrealized Gain (Loss) on Investments	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Basis Return of Capital

MuniGO Fund
Institutional Class
07/01/2009 - 09/30/2009+	$10.00	$0.06	$0.46	$0.52	$(0.05)	$0.00	$0.00
Class P
07/31/2009 - 09/30/2009+	10.09	0.05	0.38	0.43	(0.05)	0.00	0.00
Class D
07/01/2009 - 09/30/2009+	10.00	0.05	0.47	0.52	(0.05)	0.00	0.00

New York Municipal Bond Fund
Institutional Class
09/30/2009+	$10.13	$0.21	$0.85	$1.06	$(0.21)	$0.00	$0.00
03/31/2009	10.68	0.40	(0.51)	(0.11)	(0.42)	(0.02)	0.00
03/31/2008	10.88	0.41	(0.19)	0.22	(0.40)	(0.02)	0.00
03/31/2007	10.76	0.42	0.13	0.55	(0.41)	(0.02)	0.00
03/31/2006	10.77	0.37	0.00	0.37	(0.37)	(0.01)	0.00
03/31/2005	10.87	0.37	(0.10)	0.27	(0.37)	0.00	0.00
Class D
09/30/2009+	10.13	0.20	0.85	1.05	(0.20)	0.00	0.00
03/31/2009	10.68	0.36	(0.51)	(0.15)	(0.38)	(0.02)	0.00
03/31/2008	10.88	0.37	(0.18)	0.19	(0.37)	(0.02)	0.00
03/31/2007	10.76	0.37	0.14	0.51	(0.37)	(0.02)	0.00
03/31/2006	10.77	0.33	0.00	0.33	(0.33)	(0.01)	0.00
03/31/2005	10.87	0.33	(0.10)	0.23	(0.33)	0.00	0.00

+	Unaudited
*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)	Effective October 1, 2005, the Fund's advisory fee was reduced by 0.025% to 0.225%.
(c)	Effective October 1, 2007, the administrative expense was reduced by 0.05% to 0.30%.

20	PIMCO Funds	Municipal Bond Funds	See Accompanying Notes

Total Distributions	Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$(0.05)	$10.47	5.25%	$21,429	0.39	%*	0.40	%*	0.39	%*	0.40	%*	2.42	%*	59%

(0.05)	10.47	4.22	10	0.50	*	0.50	*	0.50	*	0.50	*	2.74	*	59

(0.05)	10.47	5.17	1,516	0.74	*	0.75	*	0.74	*	0.75	*	2.16	*	59

$(0.21)	$10.98	10.63%	$93,170	0.44	5%*	0.44	5%*	0.44	5%*	0.44	5%*	4.07	%*	21%
(0.44)	10.13	(1.10)	78,007	0.44	5	0.44	5	0.44	5	0.44	5	3.89		121
(0.42)	10.68	2.10	34,736	0.44	5	0.44	5	0.44	5	0.44	5	3.77		44
(0.43)	10.88	5.20	32,533	0.48	5	0.48	5	0.44	5	0.44	5	3.86		29
(0.38)	10.76	3.47	7,581	0.46	(b)	0.46	(b)	0.46	(b)	0.46	(b)	3.43		48
(0.37)	10.77	2.56	2,978	0.47		0.47		0.47		0.47		3.41		42

(0.20)	10.98	10.44	28,139	0.77	5*	0.77	5*	0.77	5*	0.77	5*	3.74	*	21
(0.40)	10.13	(1.42)	23,562	0.77	5	0.77	5	0.77	5	0.77	5	3.50		121
(0.39)	10.68	1.74	15,386	0.79	5(c)	0.79	5(c)	0.79	5(c)	0.79	5(c)	3.41		44
(0.39)	10.88	4.81	11,583	0.86	5	0.86	5	0.82	5	0.82	5	3.43		29
(0.34)	10.76	3.08	5,625	0.84	(b)	0.84	(b)	0.84	(b)	0.84	(b)	3.02		48
(0.33)	10.77	2.17	3,348	0.85		0.85		0.85		0.85		3.07		42

Semiannual Report	September 30, 2009	21

Financial Highlights  (Cont.)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (a)	Net Realized/ Unrealized Gain (Loss) on Investments	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Basis Return of Capital

Short Duration Municipal Income Fund
Institutional Class
09/30/2009+	$8.20	$0.10	$0.29	$0.39	$(0.09)	$0.00	$0.00
03/31/2009	9.54	0.35	(1.33)	(0.98)	(0.36)	0.00	0.00
03/31/2008	9.95	0.38	(0.41)	(0.03)	(0.38)	0.00	0.00
03/31/2007	9.96	0.35	(0.01)	0.34	(0.35)	0.00	0.00
03/31/2006	9.95	0.34	0.01	0.35	(0.34)	0.00	0.00
03/31/2005	10.17	0.28	(0.22)	0.06	(0.28)	0.00	0.00
Class P
09/30/2009+	8.20	0.09	0.30	0.39	(0.09)	0.00	0.00
04/30/2008 - 03/31/2009	9.64	0.30	(1.42)	(1.12)	(0.32)	0.00	0.00
Administrative Class
09/30/2009+	8.20	0.09	0.29	0.38	(0.08)	0.00	0.00
03/31/2009	9.54	0.33	(1.34)	(1.01)	(0.33)	0.00	0.00
03/31/2008	9.95	0.37	(0.42)	(0.05)	(0.36)	0.00	0.00
03/31/2007	9.96	0.33	(0.01)	0.32	(0.33)	0.00	0.00
03/31/2006	9.95	0.32	0.01	0.33	(0.32)	0.00	0.00
03/31/2005	10.17	0.24	(0.20)	0.04	(0.26)	0.00	0.00
Class D
09/30/2009+	8.20	0.08	0.30	0.38	(0.08)	0.00	0.00
03/31/2009	9.54	0.31	(1.33)	(1.02)	(0.32)	0.00	0.00
03/31/2008	9.95	0.34	(0.41)	(0.07)	(0.34)	0.00	0.00
03/31/2007	9.96	0.31	(0.01)	0.30	(0.31)	0.00	0.00
03/31/2006	9.95	0.31	0.01	0.32	(0.31)	0.00	0.00
03/31/2005	10.17	0.24	(0.22)	0.02	(0.24)	0.00	0.00

+	Unaudited
*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)	Effective October 1, 2004, the administrative expense was reduced to 0.15%.
(c)	Effective October 1, 2007, the administrative expense was reduced by 0.05% to 0.30%.
(d)	PIMCO and the Distributor have contractually agreed to waive 0.05% of the Fund's administrative fee and distribution and/or service/12b-1 Fees.

22	PIMCO Funds	Municipal Bond Funds	See Accompanying Notes

Total Distributions	Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$(0.09)	$8.50	4.80%	$81,734	0.35	%*	0.35	%*	0.35	%*	0.35	%*	2.31	%*	56%
(0.36)	8.20	(10.56)	57,918	0.35		0.35		0.35		0.35		3.86		155
(0.38)	9.54	(0.35)	90,525	0.35		0.35		0.35		0.35		3.86		35
(0.35)	9.95	3.45	178,380	0.40		0.40		0.35		0.35		3.49		71
(0.34)	9.96	3.60	106,240	0.45		0.45		0.35		0.35		3.44		79
(0.28)	9.95	0.63	118,485	0.37	(b)	0.37	(b)	0.37	(b)	0.37	(b)	2.83		104

(0.09)	8.50	4.76	4,372	0.45	*	0.45	*	0.45	*	0.45	*	2.15	*	56
(0.32)	8.20	(11.85)	9	0.45	*	0.45	*	0.45	*	0.45	*	3.67	*	155

(0.08)	8.50	4.67	5,621	0.60	*	0.60	*	0.60	*	0.60	*	2.08	*	56
(0.33)	8.20	(10.78)	5,947	0.60		0.60		0.60		0.60		3.61		155
(0.36)	9.54	(0.57)	7,991	0.60		0.60		0.60		0.60		3.88		35
(0.33)	9.95	3.21	11	0.63		0.63		0.60		0.60		3.27		71
(0.32)	9.96	3.35	10	0.70		0.70		0.60		0.60		3.20		79
(0.26)	9.95	0.42	10	0.63	(b)	0.63	(b)	0.63	(b)	0.63	(b)	2.42		104

(0.08)	8.50	4.59	8,423	0.75	*	0.75	*	0.75	*	0.75	*	1.90	*	56
(0.32)	8.20	(10.92)	23,026	0.75		0.75		0.75		0.75		3.40		155
(0.34)	9.54	(0.77)	28,867	0.77	(c)	0.77	(c)	0.77	(c)	0.77	(c)	3.42		35
(0.31)	9.95	3.09	30,392	0.75	(d)	0.80		0.70	(d)	0.75		3.15		71
(0.31)	9.96	3.24	28,517	0.80	(d)	0.85		0.70	(d)	0.75		3.09		79
(0.24)	9.95	0.22	33,141	0.78	(d)	0.83		0.78	(d)	0.83		2.41		104

Semiannual Report	September 30, 2009	23

Statements of Assets and Liabilities	(Unaudited) September 30, 2009

(Amounts in thousands, except per share amounts)	California Intermediate Municipal Bond Fund	California Short Duration Municipal Income Fund	High Yield Municipal Bond Fund	Municipal Bond Fund	MuniGO Fund	New York Municipal Bond Fund	Short Duration Municipal Income Fund

Assets:
Investments, at value	$100,861	$179,358	$265,537	$445,922	$25,628	$158,331	$260,607
Repurchase agreements, at value	0	4,124	0	0	0	0	1,663
Cash	90	0	97	36	383	19	1
Deposits with counterparty	0	3	0	0	0	0	0
Receivable for Fund shares sold	186	995	945	650	367	228	7,795
Interest and dividends receivable	1,219	1,824	4,168	5,703	210	2,015	1,922
Variation margin receivable	2	0	0	0	0	0	539
Swap premiums paid	8	0	0	0	0	12	25
Other assets	1	0	0	0	0	0	0
	102,367	186,304	270,747	452,311	26,588	160,605	272,552

Liabilities:
Payable for investments purchased	$945	$4,565	$4,897	$3,694	$1,063	$0	$9,971
Payable for Fund shares redeemed	205	380	1,290	590	4	185	1,157
Dividends payable	38	42	215	272	32	61	59
Accrued related party fees	47	76	166	258	8	75	129
Variation margin payable	1	0	0	0	0	0	539
Recoupment payable to Manager	0	4	5	0	0	0	0
Swap premiums received	8	0	0	0	0	12	25
Unrealized depreciation on swap agreements	0	0	734	1,526	0	0	0
	1,244	5,067	7,307	6,340	1,107	333	11,880

Net Assets	$101,123	$181,237	$263,440	$445,971	$25,481	$160,272	$260,672

Net Assets Consist of:
Paid in capital	$112,918	$178,587	$311,076	$525,301	$24,568	$156,182	$318,480
Undistributed (overdistributed) net investment income	290	(23)	34	988	0	(75)	14
Accumulated undistributed net realized (loss)	(13,464)	(328)	(26,657)	(76,681)	0	(3,126)	(54,371)
Net unrealized appreciation (depreciation)	1,379	3,001	(21,013)	(3,637)	913	7,291	(3,451)
	$101,123	$181,237	$263,440	$445,971	$25,481	$160,272	$260,672

Net Assets:
Institutional Class	$58,778	$88,282	$93,376	$215,284	$21,429	$93,170	$81,734
Class P	1,042	8,331	3,060	1,990	10	0	4,372
Administrative Class	0	0	0	1,059	0	0	5,621
Class D	4,713	8,597	40,311	26,386	1,516	28,139	8,423
Other Classes	36,590	76,027	126,693	201,252	2,526	38,963	160,522

Shares Issued and Outstanding:
Institutional Class	6,208	8,703	11,533	23,909	2,046	8,488	9,610
Class P	110	821	378	221	1	0	514
Administrative Class	0	0	0	118	0	0	661
Class D	498	847	4,979	2,930	145	2,564	990

Net Asset Value and Redemption Price Per Share (Net Asset Per Share Outstanding)
Institutional Class	$9.47	$10.14	$8.10	$9.00	$10.47	$10.98	$8.50
Class P	9.47	10.14	8.10	9.00	10.47	NA	8.50
Administrative Class	NA	NA	NA	9.00	NA	NA	8.50
Class D	9.47	10.14	8.10	9.00	10.47	10.98	8.50

Cost of Investments Owned	$99,482	$176,357	$285,816	$447,955	$24,715	$151,040	$264,058
Cost of Repurchase Agreements Owned	$0	$4,124	$0	$0	$0	$0	$1,663

24	PIMCO Funds	Municipal Bond Funds	See Accompanying Notes

Statements of Operations

Six Months Ended September 30, 2009 (Unaudited)
(Amounts in thousands)	California Intermediate Municipal Bond Fund	California Short Duration Municipal Income Fund	High Yield Municipal Bond Fund	Municipal Bond Fund	MuniGO Fund (1)	New York Municipal Bond Fund	Short Duration Municipal Income Fund

Investment Income:
Interest	$2,286	$2,109	$6,688	$11,530	$125	$3,178	$2,666
Dividends	17	3	25	0	0	0	0
Total Income	2,303	2,112	6,713	11,530	125	3,178	2,666

Expenses:
Investment advisory fees	112	156	302	501	9	158	201
Supervisory and administrative fees	127	161	284	593	9	178	257
Distribution and/or servicing fees - Administrative Class	0	0	0	1	0	0	7
Distribution and/or servicing fees - Class D	4	8	27	27	0	31	23
Distribution and/or servicing fees - Other Classes	47	62	248	420	1	41	184
Interest expense	1	0	0	6	0	0	1
Miscellaneous expense	1	4	5	0	0	0	1
Total Expenses	292	391	866	1,548	19	408	674
Reimbursement by Manager	0	0	(41)	0	0	0	0
Net Expenses	292	391	825	1,548	19	408	674

Net Investment Income	2,011	1,721	5,888	9,982	106	2,770	1,992

Net Realized and Unrealized Gain (Loss):
Net realized (loss) on investments	(3,137)	(323)	(5,955)	(10,486)	0	(287)	(4,621)
Net realized (loss) on futures contracts, written options and swaps	(475)	0	(1,013)	(8,223)	0	(1,699)	(4,145)
Net change in unrealized appreciation on investments	11,293	2,732	43,374	65,609	913	11,510	11,115
Net change in unrealized appreciation on futures contracts, written options and swaps	591	0	2,249	12,603	0	2,169	5,017
Net Gain	8,272	2,409	38,655	59,503	913	11,693	7,366

Net Increase in Net Assets Resulting from Operations	$10,283	$4,130	$44,543	$69,485	$1,019	$14,463	$9,358

(1)	Period from July 1, 2009 to September 30, 2009.

Semiannual Report	September 30, 2009	25

Statements of Changes in Net Assets

	California Intermediate Municipal Bond Fund		California Short Duration Municipal Income Fund		High Yield Municipal Bond Fund

(Amounts In thousands)	Six Months Ended September 30, 2009 (Unaudited)	Year Ended March 31, 2009	Six Months Ended September 30, 2009 (Unaudited)	Year Ended March 31, 2009	Six Months Ended September 30, 2009 (Unaudited)	Year Ended March 31, 2009

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$2,011	$5,619	$1,721	$2,016	$5,888	$12,156
Net realized (loss)	(3,612)	(3,540)	(323)	0	(6,968)	(11,786)
Net change in unrealized appreciation (depreciation)	11,884	(8,962)	2,732	319	45,623	(48,577)
Net increase (decrease) resulting from operations	10,283	(6,883)	4,130	2,335	44,543	(48,207)

Distributions to Shareholders:
From net investment income
Institutional Class	(1,205)	(4,068)	(1,119)	(1,454)	(2,354)	(6,348)
Class P	(13)	0	(54)	(52)	(38)	(1)
Administrative Class	0	(56)	0	0	0	0
Class D	(68)	(103)	(61)	(72)	(618)	(810)
Other Classes	(733)	(1,583)	(487)	(499)	(2,899)	(5,160)
From net realized capital gains
Institutional Class	0	0	0	(9)	0	0
Class P	0	0	0	0	0	0
Administrative Class	0	0	0	0	0	0
Class D	0	0	0	0	0	0
Other Classes	0	0	0	(2)	0	0

Total Distributions	(2,019)	(5,810)	(1,721)	(2,088)	(5,909)	(12,319)

Fund Share Transactions:
Receipts for shares sold
Institutional Class	8,210	24,476	45,470	121,333	26,301	71,285
Class P	1,193	10	4,716	4,380	2,939	10
Administrative Class	0	0	0	0	0	0
Class D	1,938	2,222	4,310	4,971	29,919	26,547
Other Classes	5,743	20,087	56,215	43,484	36,943	86,185
Issued as reinvestment of distributions
Institutional Class	1,191	3,985	1,047	1,427	2,329	6,272
Class P	0	0	0	0	0	1
Administrative Class	0	55	0	0	0	0
Class D	54	95	59	72	481	698
Other Classes	477	996	418	430	2,068	3,233
Cost of shares redeemed
Institutional Class	(21,214)	(60,498)	(48,352)	(45,114)	(20,583)	(95,630)
Class P	(236)	0	(445)	(430)	(177)	0
Administrative Class	(7)	(1,570)	0	0	0	0
Class D	(567)	(1,091)	(690)	(1,114)	(6,577)	(19,067)
Other Classes	(12,602)	(11,135)	(12,435)	(22,210)	(13,551)	(41,849)
Net increase (decrease) resulting from Fund share transactions	(15,820)	(22,368)	50,313	107,229	60,092	37,685

Fund Redemption Fee	0	0	0	0	1	35

Total Increase (Decrease) in Net Assets	(7,556)	(35,061)	52,722	107,476	98,727	(22,806)

Net Assets:
Beginning of period	108,679	143,740	128,515	21,039	164,713	187,519
End of period*	$101,123	$108,679	$181,237	$128,515	$263,440	$164,713

*Including undistributed (overdistributed) net investment income of:	$290	$298	$(23)	$(23)	$34	$55

26	PIMCO Funds	Municipal Bond Funds	See Accompanying Notes

Municipal Bond Fund		MuniGO Fund	New York Municipal Bond Fund		Short Duration Municipal Income Fund

Six Months Ended September 30, 2009 (Unaudited)	Year Ended March 31, 2009	Period from July 1, 2009 to September 30, 2009 (Unaudited)	Six Months Ended September 30, 2009 (Unaudited)	Year Ended March 31, 2009	Six Months Ended September 30, 2009 (Unaudited)	Year Ended March 31, 2009

$9,982	$24,954	$106	$2,770	$4,154	$1,992	$8,775
(18,709)	(47,303)	0	(1,986)	(700)	(8,766)	(27,589)
78,212	(68,039)	913	13,679	(5,597)	16,132	(15,304)
69,485	(90,388)	1,019	14,463	(2,143)	9,358	(34,118)

(5,710)	(17,058)	(94)	(1,706)	(2,449)	(566)	(3,505)
(24)	0	0	0	0	(27)	0
(20)	(44)	0	0	0	(55)	(543)
(481)	(1,767)	(4)	(467)	(882)	(166)	(908)
(3,651)	(6,900)	(8)	(609)	(1,045)	(1,052)	(4,281)

0	0	0	0	(113)	0	0
0	0	0	0	0	0	0
0	0	0	0	0	0	0
0	0	0	0	(40)	0	0
0	0	0	0	(46)	0	0

(9,886)	(25,769)	(106)	(2,782)	(4,575)	(1,866)	(9,237)

23,597	181,755	20,618	14,568	66,881	57,106	69,227
1,973	10	10	0	0	5,258	10
196	524	0	0	0	728	14,584
10,390	24,401	1,467	5,718	21,295	3,594	4,717
39,864	89,359	2,440	8,752	14,921	74,702	143,002

5,109	16,487	32	1,663	2,503	472	3,116
4	0	0	0	0	13	0
12	29	0	0	0	55	543
452	1,633	3	440	820	51	181
2,492	4,285	6	328	597	788	3,052

(122,138)	(182,625)	(8)	(7,960)	(22,680)	(35,928)	(88,500)
(164)	0	0	0	0	(979)	0
(65)	(307)	0	0	0	(1,317)	(14,939)
(7,004)	(40,728)	0	(3,652)	(12,350)	(18,908)	(6,987)
(20,564)	(63,121)	0	(1,831)	(7,836)	(26,891)	(99,911)
(65,846)	31,702	24,568	18,026	64,151	58,744	28,095

0	0	0	0	0	0	0

(6,247)	(84,455)	25,481	29,707	57,433	66,236	(15,260)

452,218	536,673	0	130,565	73,132	194,436	209,696
$445,971	$452,218	$25,481	$160,272	$130,565	$260,672	$194,436

$988	$892	$0	$(75)	$(63)	$14	$(112)

Semiannual Report	September 30, 2009	27

Schedule of Investments  California Intermediate Municipal Bond Fund

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CORPORATE BONDS & NOTES 1.5%

American International Group, Inc.
4.700% due 10/01/2010	$400	$386
8.175% due 05/15/2058	700	425
8.250% due 08/15/2018	100	85

General Electric Capital Corp.
0.674% due 07/27/2012	250	239

SLM Corp.
4.500% due 07/26/2010	450	438

Total Corporate Bonds & Notes (Cost $1,769)		1,573

MUNICIPAL BONDS & NOTES 98.1%

CALIFORNIA 91.1%

Alameda, California Business Park Assessment Revenue Bonds, Series 1998
5.500% due 09/02/2012	905	917

Alum Rock, California Union Elementary School District General Obligation Bonds, (AGC Insured), Series 2008
5.000% due 08/01/2019	265	300

Baldwin Park, California Unified School District Revenue Notes, Series 2009
0.000% due 08/01/2014	500	403

Bonita, California Unified School District General Obligation Notes, Series 2009
4.000% due 08/01/2017	125	137

Burbank, California Community Facilities District Special Tax Notes, Series 2006
4.000% due 12/01/2009	100	100

Cajon Valley, California Union Elementary School District General Obligation Bonds, Series 2008
5.000% due 08/01/2019	1,320	1,488

California State Association of Bay Area Governments Finance Authority for Non-Profit Corp. Revenue Bonds, (CM Insured), Series 2001
5.250% due 04/01/2026	2,000	2,023

California State Association of Bay Area Governments Finance Authority for Non-Profit Corp. Revenue Bonds, (CM Insured), Series 2003
5.200% due 11/15/2022	2,000	2,040

California State Bay Area Toll Authority Revenue Bonds, Series 2009
5.000% due 04/01/2020	500	583

California State Educational Facilities Authority Revenue Bonds, (NPFGC Insured), Series 2001
0.000% due 10/01/2014	500	420

California State Educational Facilities Authority Revenue Bonds, Series 2008
0.280% due 10/01/2036	500	500

California State Educational Facilities Authority Revenue Notes, Series 2005
5.000% due 10/01/2012	540	585
5.000% due 10/01/2013	570	627

California State Educational Facilities Authority Revenue Notes, Series 2006
5.000% due 11/01/2014	750	834

California State Encinitas Union School District General Obligation Bonds, (NPFGC Insured), Series 1996
0.000% due 08/01/2018	1,500	1,068

California State Health Facilities Financing Authority Revenue Bonds, Series 2008
5.500% due 08/15/2018	500	557

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

California State Health Facilities Financing Authority Revenue Notes, (CM Insured), Series 2000
5.000% due 09/01/2010	$350	$354

California State Health Facilities Financing Authority Revenue Notes, Series 2008
6.000% due 10/01/2018	250	296

California State Housing Finance Agency Revenue Bonds, (AMBAC/FHA Insured), Series 1996
5.950% due 02/01/2011	35	35

California State Housing Finance Agency Revenue Notes, (FGIC Insured), Series 2006
4.500% due 08/01/2012	1,400	1,418

California State Mountain House Public Financing Authority Revenue Notes, Series 2007
5.000% due 12/01/2015	640	667

California State M-S-R Energy Authority Revenue Bonds, Series 2009
6.500% due 11/01/2039	500	572

California State M-S-R Public Power Agency Revenue Bonds, (FSA Insured), Series 2008
5.000% due 07/01/2019	2,000	2,221

California State M-S-R Public Power Agency Revenue Notes, (FSA Insured), Series 2008
5.000% due 07/01/2018	2,000	2,332

California State Padre Dam Municipal Water District Certificates of Participation Notes, Series 2009
3.000% due 10/01/2012	175	183

California State Pollution Control Financing Authority Revenue Bonds, (FGIC Insured), Series 2004
4.750% due 12/01/2023	1,000	936

California State Pollution Control Financing Authority Revenue Bonds, Series 1996
0.250% due 11/01/2026	300	300

California State Pollution Control Financing Authority Revenue Bonds, Series 2002
5.000% due 01/01/2022	1,000	988

California State Public Works Board Revenue Bonds, (NPFGC Insured), Series 2005
5.250% due 11/01/2019	1,000	1,105

California State Public Works Board Revenue Bonds, Series 2005
5.000% due 04/01/2017	2,000	2,186

California State Public Works Board Revenue Notes, (NPFGC-FGIC Insured), Series 2006
5.000% due 10/01/2016	2,500	2,721

California State San Ramon Valley Unified School District General Obligation Bonds, (NPFGC-FGIC Insured), Series 1998
0.000% due 07/01/2018	3,300	2,309

California State Southwestern Community College District General Obligation Bonds, (NPFGC-FGIC Insured), Series 2005
5.250% due 08/01/2016	400	465

California State Tobacco Securitization Agency Revenue Bonds, Series 2002
6.125% due 06/01/2043	1,000	899

California State Tobacco Securitization Agency Revenue Bonds, Series 2006
0.000% due 06/01/2028 (b)	2,150	1,718

California Statewide Communities Development Authority Revenue Bonds, (CM Insured), Series 2001
5.000% due 10/01/2018	1,500	1,512

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

California Statewide Communities Development Authority Revenue Bonds, (XLCA Insured), Series 2006
4.100% due 04/01/2028	$1,000	$1,016

California Statewide Communities Development Authority Revenue Bonds, Series 2002
6.750% due 07/01/2032 (c)	1,245	1,136

California Statewide Communities Development Authority Revenue Bonds, Series 2005
5.000% due 03/01/2018	125	128

California Statewide Communities Development Authority Revenue Bonds, Series 2007
5.150% due 07/01/2030	650	471
5.500% due 11/01/2038	400	312

California Statewide Communities Development Authority Revenue Bonds, Series 2008
0.320% due 08/15/2041	300	300

California Statewide Communities Development Authority Revenue Notes, Series 2004
5.500% due 05/15/2012	1,000	1,052

California Statewide Communities Development Authority Revenue Notes, Series 2005
5.000% due 07/01/2013	850	913

Campbell, California Redevelopment Agency Tax Allocation Notes, Series 2002
4.700% due 10/01/2011	505	509

Capistrano, California Unified School District Special Tax Bonds, Series 2003
5.250% due 09/01/2016	700	696
5.375% due 09/01/2017	800	796

Contra Costa County, California Public Financing Authority Tax Allocation Bonds, Series 2003
5.625% due 08/01/2033	355	355

Corona, California Community Facilities District Special Tax Bonds, Series 1998
5.875% due 09/01/2023	955	870

Desert Sands, California Unified School District General Obligation Notes, (AMBAC Insured), Series 2006
0.000% due 06/01/2014	3,000	2,613

El Monte, California School District General Obligation Notes, (NPFGC-FGIC Insured), Series 2005
0.000% due 05/01/2012	1,555	1,461

El Monte, California Union High School District General Obligation Notes, (NPFGC-FGIC Insured), Series 2006
0.000% due 06/01/2013	1,195	1,087

Fresno, California Revenue Bonds, (AGC Insured), Series 2008
5.000% due 09/01/2019	700	805

Grossmont-Cuyamaca, California Community College District General Obligation Bonds, (AGC Insured), Series 2008
5.000% due 08/01/2018	500	590

Hawthorne, California School District General Obligation Notes, (AGC Insured), Series 2009
0.000% due 08/01/2014	125	104
0.000% due 08/01/2015	140	111

Inland Empire, California Tobacco Securitization Authority Revenue Bonds, Series 2007
4.625% due 06/01/2021	905	833

Irvine, California Unified School District Special Tax Notes, Series 2009
0.280% due 03/01/2012	100	100

28	PIMCO Funds	Municipal Bond Funds	See Accompanying Notes

(Unaudited) September 30, 2009

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Long Beach, California Bond Finance Authority Revenue Bonds, Series 2007
5.000% due 11/15/2029	$500	$465
5.250% due 11/15/2018	1,000	1,040
5.250% due 11/15/2019	500	518

Long Beach, California Special Tax Bonds, Series 2008
5.375% due 10/01/2022	250	250

Los Angeles, California Department of Airports Revenue Notes, (NPFGC Insured), Series 2006
5.000% due 05/15/2016	1,000	1,067

Los Angeles, California Department of Water & Power Revenue Bonds, (NPFGC Insured), Series 2003
5.000% due 07/01/2016	1,000	1,109

Los Angeles, California Municipal Improvement Corp. Revenue Bonds, Series 2008
5.000% due 09/01/2019	250	274

Los Angeles, California Unified School District General Obligation Bonds, (NPFGC Insured), Series 1999
4.750% due 07/01/2010	30	30

Mesa, California Consolidated Water District Certificates of Participation Notes, Series 2009
4.000% due 03/15/2014	250	272

Modesto, California Irrigation District Certificates of Participation Notes, (AMBAC Insured), Series 2006
5.000% due 10/01/2015	3,545	4,058

Morgan Hill, California Unified School District General Obligation Notes, (AMBAC Insured), Series 2006
0.000% due 08/01/2016	500	383

Oakland, California Port Authority Revenue Bonds, (NPFGC-FGIC Insured), Series 2000
5.750% due 11/01/2012	500	508

Palm Springs, California Revenue Notes, Series 2008
5.300% due 07/01/2013	250	233

Pasadena, California Area Community College District General Obligation Notes, Series 2009
5.000% due 08/01/2017 (a)	250	292
5.000% due 08/01/2018 (a)	250	293

Redding, California Redevelopment Agency Tax Allocation Bonds, Series 2006
5.000% due 09/01/2036	1,250	1,070

Riverbank, California Redevelopment Agency Tax Allocation Notes, Series 2007
4.100% due 08/01/2013	255	256

Rocklin, California Unified School District General Obligation Bonds, (NPFGC-FGIC Insured), Series 2003
0.000% due 08/01/2019	1,000	634

Sacramento County, California Sanitation District Revenue Bonds, (NPFGC-FGIC Insured), Series 2006
5.000% due 12/01/2017	1,000	1,129

Sacramento, California Municipal Utility District Revenue Bonds, Series 1983
9.000% due 04/01/2013	485	559

San Diego County, California Certificates of Participation Notes, Series 2006
5.000% due 09/01/2013	1,340	1,354

San Diego, California Redevelopment Agency Tax Allocation Bonds, (XLCA Insured), Series 2004
5.250% due 09/01/2016	1,000	1,052

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

San Fernando, California Redevelopment Agency Tax Allocation Bonds, Series 2006
4.500% due 09/15/2017	$1,425	$1,418

San Francisco, California City & County Airports Commission Revenue Bonds, (NPFGC-FGIC Insured), Series 2006
5.250% due 05/01/2019	2,960	3,373

San Francisco, California City & County Airports Commission Revenue Bonds, Series 2008
6.750% due 05/01/2019	1,000	1,057

San Francisco, California City & County Public Utilities Commission Revenue Notes, Series 2009
4.000% due 11/01/2018	1,000	1,080

San Francisco, California City & County Unified School District General Obligation Notes, (FSA Insured), Series 2005
5.000% due 06/15/2015	1,100	1,216

San Joaquin, California Delta Community College District General Obligation Notes, (AMBAC Insured), Series 2006
0.000% due 08/01/2014	2,000	1,711

San Jose, California Redevelopment Agency Tax Allocation Bonds, (NPFGC Insured), Series 2005
5.000% due 08/01/2017	1,000	1,063

San Jose, California Redevelopment Agency Tax Allocation Bonds, Series 2008
6.500% due 08/01/2019	1,000	1,169

San Luis Obispo County, California Financing Authority Revenue Bonds, (NPFGC Insured), Series 2007
5.000% due 09/01/2018	750	814

San Pablo, California Redevelopment Agency Revenue Bonds, Series 1979
8.000% due 10/01/2011	55	55

Santa Cruz County, California Redevelopment Agency Tax Allocation Bonds, Series 2009
7.000% due 09/01/2036	1,000	1,119

Sonoma County, California Junior College District General Obligation Bonds, (NPFGC Insured), Series 2007
5.000% due 08/01/2018	1,250	1,438

Turlock, California Certificates of Participation Notes, Series 2007
5.000% due 10/15/2010	360	365

University of California Regents Medical Center Revenue Bonds, (NPFGC Insured), Series 2007
0.905% due 05/15/2030	1,500	1,110

University of California Regents Medical Center Revenue Notes, Series 2008
5.000% due 05/15/2017	2,000	2,271

University of California Revenue Bonds, (FSA Insured), Series 2005
5.000% due 05/15/2016	1,740	1,944

University of California Revenue Bonds, Series 2008
5.000% due 05/15/2018	350	400

University of California Revenue Notes, Series 2009
5.000% due 05/15/2016	85	100

Victor Valley, California Union High School District General Obligation Notes, (AGC Insured), Series 2009
0.000% due 08/01/2013 (a)	400	359

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

West Contra Costa, California Unified School District General Obligation Notes, (AGC Insured), Series 2009
5.000% due 08/01/2017	$1,000	$1,130

		92,095

MONTANA 0.4%

Hardin, Montana Rocky Mountain Power, Inc. Tax Allocation Bonds, Series 2006
0.000% due 09/01/2031 (b)	830	438

NEW JERSEY 0.2%

New Jersey State Economic Development Authority Revenue Bonds, Series 1998
6.500% due 04/01/2018	230	222

PUERTO RICO 5.3%

Commonwealth of Puerto Rico General Obligation Bonds, (AGC Insured), Series 2006
0.283% due 07/01/2020	1,000	713

Puerto Rico Electric Power Authority Revenue Notes, Series 2008
5.000% due 07/01/2012	500	537

Puerto Rico Government Development Bank Revenue Notes, Series 2006
5.000% due 12/01/2014	1,250	1,311

Puerto Rico Highway & Transportation Authority Revenue Bonds, Series 2007
5.500% due 07/01/2021	2,500	2,653

Puerto Rico Infrastructure Financing Authority Revenue Bonds, (AMBAC Insured), Series 1998
5.250% due 07/01/2010	150	151

		5,365

TEXAS 0.1%

Houston, Texas Airport Systems Revenue Bonds, Series 1997
6.125% due 07/15/2017	100	86

VIRGIN ISLANDS 1.0%

Virgin Islands Public Finance Authority Revenue Bonds, Series 2003
6.125% due 07/01/2022	1,000	1,022

Total Municipal Bonds & Notes (Cost $97,323)		99,228

	SHARES
CONVERTIBLE PREFERRED SECURITIES 0.1%

American International Group, Inc.
8.500% due 08/01/2011	5,200	60

Total Convertible Preferred Securities (Cost $390)		60

Total Investments 99.7% (Cost $99,482)		$100,861

Other Assets and Liabilities (Net) 0.3%		262

Net Assets 100.0%		$101,123

See Accompanying Notes	Semiannual Report	September 30, 2009	29

Schedule of Investments  California Intermediate Municipal Bond Fund  (Cont.)

Notes to Schedule of Investments (amounts in thousands*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	When-Issued security.
(b)	Security becomes interest bearing at a future date.
(c)	Restricted securities as of September 30, 2009:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
California Statewide Communities Development Authority Revenue Bonds, Series 2002	6.750%	07/01/2032	02/07/2002	$1,245	$1,136	1.12%

(d)	Fair Value Measurements +

The following is a summary of the fair valuations according to the inputs used as of September 30, 2009 in valuing the Fund’s assets and liabilities:

Category ++	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 09/30/2009
California	$586	$91,509	$0	$92,095
Puerto Rico	0	5,365	0	5,365
Other Investments +++	60	3,341	0	3,401

Investments, at value	$646	$100,215	$0	$100,861

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ending September 30, 2009:

Category ++	Beginning Balance at 03/31/2009	Net Purchases/ (Sales)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)	Net Transfers In/ (Out) of Level 3	Ending Balance at 09/30/2009	Net Change in Unrealized Appreciation/ (Depreciation) on investments held at 09/30/2009
Financial Derivative Instruments ++++	$(236)	$0	$0	$0	$236	$0	$0	$0

+	See note 2 in the Notes to Financial Statements for additional information.
++	Refer to the Schedule of Investments for additional information.
+++	Sum of all other categories each of which individually has an aggregate market value of less than 5% of net assets.
++++	Financial derivative instruments may include open futures contracts, swap contracts, written options, and foreign currency contracts.

(e)	Fair Value of Derivative Instruments ^

The following is a summary of the fair valuations of the Fund’s derivative instruments categorized by risk exposure:

The Effect of Derivative Instruments on the Statement of Operations for the Six Months Ended September 30, 2009:

	Derivatives not accounted for as hedging instruments
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Other Contracts	Total
Realized (Loss) on Derivatives Recognized as a Result from Operations:
Net realized (loss) on futures contracts, written options and swaps	$0	$0	$(475)	$0	$0	$(475)

Net Change in Unrealized Appreciation on Derivatives Recognized as a Result from Operations:
Net change in unrealized appreciation on futures contracts, written options and swaps	$0	$0	$591	$0	$0	$591

^	See note 2 in the Notes to Financial Statements for additional information.

30	PIMCO Funds	Municipal Bond Funds	See Accompanying Notes

Schedule of Investments California Short Duration Municipal Income Fund	(Unaudited) September 30, 2009

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CORPORATE BONDS & NOTES 0.9%

American Express Bank FSB
0.324% due 07/13/2010	$250	$245

American International Group, Inc.
4.700% due 10/01/2010	300	290
5.600% due 10/18/2016	100	73
8.175% due 05/15/2058	100	61

General Electric Capital Corp.
0.674% due 07/27/2012	150	143

Morgan Stanley
2.550% due 05/14/2010	250	253

SLM Corp.
4.500% due 07/26/2010	450	437

Wachovia Bank N.A.
1.350% due 05/14/2010	100	101

Total Corporate Bonds & Notes (Cost $1,568)		1,603

MUNICIPAL BONDS & NOTES 98.0%

CALIFORNIA 95.1%

Alameda County, California Certificates of Participation Bonds, (AMBAC Insured), Series 2007
5.000% due 12/01/2017	495	537

Alta Loma, California School District General Obligation Bonds, (NPFGC-FGIC Insured), Series 1999
0.000% due 08/01/2012	400	378

Anaheim, California Public Financing Authority Revenue Notes, Series 2008
4.000% due 08/01/2010	2,275	2,337

Brentwood, California Union School District General Obligation Bonds, (NPFGC-FGIC Insured), Series 2007
5.250% due 08/01/2017	110	127

Brentwood, California Union School District General Obligation Notes, (NPFGC-FGIC Insured), Series 2007
5.250% due 08/01/2016	135	155

California State Association of Bay Area Governments Finance Authority for Non-Profit Corp. Revenue Notes, (CM Insured), Series 2002
4.500% due 04/01/2011	500	516

California State Bay Area Toll Authority Revenue Bonds, Series 2007
0.350% due 04/01/2047	1,250	1,250

California State Bay Area Toll Authority Revenue Bonds, Series 2008
0.300% due 04/01/2045	1,000	1,000

California State Bay Area Toll Authority Revenue Notes, Series 2006
5.000% due 04/01/2015	100	116

California State Department of Water Resources Revenue Bonds, (AMBAC Insured), Series 2002
5.500% due 05/01/2014	315	349

California State Department of Water Resources Revenue Bonds, Series 2002
0.280% due 05/01/2022	550	550
6.000% due 05/01/2014	3,050	3,423

California State Department of Water Resources Revenue Bonds, Series 2005
0.300% due 05/01/2020	2,540	2,540

California State Department of Water Resources Revenue Notes, Series 2005
0.300% due 05/01/2011	100	100

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

California State Department of Water Resources Revenue Notes, Series 2008
4.000% due 12/01/2012	$855	$936

California State Educational Facilities Authority Revenue Bonds, Series 2008
0.250% due 10/01/2026	500	500
0.280% due 10/01/2026	600	600

California State General Obligation Bonds, (FSA-CR Insured), Series 2000
5.750% due 03/01/2021	3,000	3,095

California State General Obligation Bonds, (XLCA-ICR Insured), Series 2000
5.750% due 03/01/2020	2,500	2,579

California State General Obligation Bonds, Series 1991
6.600% due 02/01/2011	1,455	1,552

California State General Obligation Bonds, Series 2004
5.000% due 07/01/2016	2,000	2,107

California State General Obligation Bonds, Series 2008
5.000% due 07/01/2023	3,175	3,268

California State General Obligation Notes, Series 2004
5.250% due 07/01/2012	1,000	1,095

California State General Obligation Notes, Series 2008
5.000% due 01/01/2011	1,500	1,567
5.000% due 04/01/2015	450	503

California State Health Facilities Financing Authority Revenue Bonds, Series 1998
5.250% due 10/01/2014	3,000	3,052

California State Health Facilities Financing Authority Revenue Bonds, Series 2008
0.280% due 10/01/2031	1,200	1,200
5.500% due 08/15/2018	250	278

California State Health Facilities Financing Authority Revenue Bonds, Series 2009
0.250% due 09/01/2038	100	100
5.000% due 07/01/2037	1,250	1,312

California State Health Facilities Financing Authority Revenue Notes, Series 2005
5.000% due 07/01/2010	500	513

California State Health Facilities Financing Authority Revenue Notes, Series 2009
5.000% due 03/01/2010	500	507
5.000% due 03/01/2011	1,000	1,040

California State Housing Finance Agency Revenue Bonds, Series 2008
0.270% due 08/01/2040	190	190

California State Infrastructure & Economic Development Bank Revenue Bonds, Series 2005
3.750% due 12/01/2018	2,000	2,010

California State Infrastructure & Economic Development Bank Revenue Bonds, Series 2008
0.300% due 09/01/2038	725	725

California State Infrastructure & Economic Development Bank Revenue Notes, (AMBAC Insured), Series 2004
5.250% due 10/01/2013	1,250	1,425

California State Infrastructure & Economic Development Bank Revenue Notes, Series 2008
5.000% due 02/01/2014	750	816

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

California State Infrastructure & Economic Development Bank Revenue Notes, Series 2009
5.000% due 04/01/2013	$1,500	$1,645

California State M-S-R Public Power Agency Revenue Notes, (FSA Insured), Series 2008
5.000% due 07/01/2018	250	292

California State Municipal Finance Authority Certificates of Participation Notes, Series 2009
3.000% due 02/01/2011 (a)	500	500

California State Northern Power Agency Revenue Notes, Series 2008
5.000% due 07/01/2012	1,500	1,633

California State Padre Dam Municipal Water District Certificates of Participation Notes, Series 2009
2.000% due 10/01/2010	200	203
3.000% due 10/01/2011	200	208

California State Public Works Board Revenue Bonds, (AMBAC Insured), Series 2005
5.000% due 01/01/2019	150	156

California State Public Works Board Revenue Bonds, (NPFGC Insured), Series 2005
5.250% due 11/01/2019	270	298

California State Public Works Board Revenue Bonds, (NPFGC-FGIC Insured), Series 2006
5.250% due 10/01/2017	380	415

California State Public Works Board Revenue Notes, Series 2003
5.500% due 06/01/2013	750	816

California State University Revenue Notes, (AMBAC Insured), Series 2005
5.000% due 11/01/2011	1,400	1,513

California State Westside Elementary School District General Obligation Notes, Series 2009
3.000% due 08/01/2010	220	224

California Statewide Communities Development Authority Certificates of Participation Bonds, (NPFGC Insured), Series 1993
5.500% due 08/15/2013	2,000	2,000

California Statewide Communities Development Authority Revenue Bonds, (FSA Insured), Series 2007
5.250% due 07/01/2018	250	285

California Statewide Communities Development Authority Revenue Bonds, Series 2001
0.280% due 08/01/2031	1,050	1,062

California Statewide Communities Development Authority Revenue Bonds, Series 2007
5.150% due 07/01/2030	100	73

California Statewide Communities Development Authority Revenue Bonds, Series 2008
0.320% due 08/15/2041	1,700	1,700

California Statewide Communities Development Authority Revenue Notes, (FHA Insured), Series 2009
5.500% due 08/01/2012	1,215	1,328
5.500% due 08/01/2014	2,610	2,946

California Statewide Communities Development Authority Revenue Notes, (FSA Insured), Series 2004
5.000% due 08/15/2012	425	463

California Statewide Communities Development Authority Revenue Notes, (NPFGC Insured), Series 2005
5.000% due 05/01/2015	150	160

See Accompanying Notes	Semiannual Report	September 30, 2009	31

Schedule of Investments  California Short Duration Municipal Income Fund  (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

California Statewide Communities Development Authority Revenue Notes, (Radian Insured), Series 2005
5.000% due 04/01/2011	$100	$102

California Statewide Communities Development Authority Revenue Notes, Series 2004
5.500% due 05/15/2012	250	263

California Statewide Communities Development Authority Revenue Notes, Series 2005
5.000% due 07/01/2012	640	682

California Statewide Financing Authority Revenue Notes, Series 2002
4.600% due 05/01/2012	1,030	1,064

Capistrano, California Unified School District Community Facilities District No. 87-1 Special Tax Notes, (AMBAC Insured), Series 2006
5.000% due 09/01/2014	1,100	1,163

Carlsbad, California Unified School District General Obligation Bonds, (NPFGC-FGIC Insured), Series 1997
0.000% due 11/01/2009	1,350	1,349

Central Valley, California Financing Authority Revenue Notes, Series 2009
3.000% due 07/01/2011	750	773
4.000% due 07/01/2012	750	798

Cerritos, California Community College District General Obligation Notes, Series 2009
4.000% due 08/01/2011	400	423

Contra Costa County, California Revenue Bonds, (FNMA Insured), Series 1992
0.260% due 11/15/2022	1,500	1,500

Cucamonga County, California Water District Certificates of Participation Notes, (FSA Insured), Series 2009
2.500% due 09/01/2011	450	463

Desert Sands, California Unified School District Certificates of Participation Notes, Series 2008
4.000% due 03/01/2012	1,000	1,042

Fontana, California Unified School District General Obligation Notes, (AGC Insured), Series 2009
4.000% due 05/01/2011	350	366

Golden State, California Tobacco Securitization Corp. Revenue Bonds, (AMBAC Insured), Series 2003
5.000% due 06/01/2038	1,175	1,319
5.000% due 06/01/2043	100	112

Golden State, California Tobacco Securitization Corp. Revenue Bonds, (FGIC Insured), Series 2003
5.625% due 06/01/2038	100	115

Golden State, California Tobacco Securitization Corp. Revenue Bonds, (XLCA-ICR Insured), Series 2003
5.500% due 06/01/2043	1,735	1,979

Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2003
5.500% due 06/01/2033	1,500	1,711
5.500% due 06/01/2043	2,655	3,028
5.625% due 06/01/2038	3,315	3,796
6.250% due 06/01/2033	7,570	8,443
6.625% due 06/01/2040	1,270	1,499
6.750% due 06/01/2039	4,870	5,770
7.875% due 06/01/2042	105	129

Golden State, California Tobacco Securitization Corp. Revenue Notes, Series 2007
4.000% due 06/01/2010	1,900	1,918
4.200% due 06/01/2012	600	614
5.000% due 06/01/2011	500	516

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Hawthorne, California School District General Obligation Notes, (AGC Insured), Series 2009
0.000% due 08/01/2011	$185	$177
0.000% due 08/01/2012	100	92
0.000% due 08/01/2013	115	101

Industry, California General Obligation Notes, Series 2009
4.000% due 07/01/2011	275	290
4.000% due 07/01/2012	1,000	1,073
5.000% due 07/01/2013	750	840

Irvine, California Special Assessment Bonds, Series 1994
0.270% due 09/02/2020	566	566

Kern, California Community College District General Obligation Notes, (NPFGC-FGIC Insured), Series 2003
5.000% due 11/01/2009	100	100

Lake Arrowhead, California Rim World Unified School District General Obligation Notes, (FSA Insured), Series 2009
3.000% due 08/01/2012	275	287

Lincoln, California Unified School District Special Tax Notes, (AMBAC Insured), Series 2006
5.000% due 09/01/2015	185	200

Long Beach, California Unified School District General Obligation Notes, Series 2009
5.000% due 08/01/2011	1,000	1,077

Los Angeles, California Community College District General Obligation Notes, Series 2008
3.000% due 08/01/2011	250	259
3.000% due 08/01/2012	500	523

Los Angeles, California Department of Water & Power Revenue Bonds, Series 2001
0.300% due 07/01/2034	500	500

Los Angeles, California Harbor Department Revenue Notes, Series 2009
5.000% due 08/01/2012	1,000	1,100

Los Angeles, California Unified School District Certificates of Participation Bonds, Series 2008
0.250% due 10/01/2031	1,000	1,000

Los Angeles, California Unified School District General Obligation Notes, (AMBAC Insured), Series 2007
4.000% due 07/01/2010	1,000	1,026

Los Angeles, California Unified School District General Obligation Notes, Series 2009
5.000% due 07/01/2014	2,000	2,263

Los Angeles, California Wastewater System General Obligation Notes, (NPFGC Insured), Series 2002
5.250% due 09/01/2011	730	791

Los Angeles, California Wastewater System Revenue Notes, (AMBAC Insured), Series 2006
4.500% due 02/01/2013	200	217

Los Angeles, California Wastewater System Revenue Notes, (NPFGC Insured), Series 2003
5.000% due 06/01/2011	100	107

Los Angeles County, California Metropolitan Transportation Authority Revenue Bonds, Series 2008
0.280% due 07/01/2031	995	995

Los Angeles County, California Metropolitan Transportation Authority Revenue Bonds, Series 2009
0.250% due 07/01/2023	1,565	1,565

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Los Angeles County, California Metropolitan Transportation Authority Revenue Notes, (NPFGC Insured), Series 2003
5.250% due 07/01/2012	$155	$171

Lynwood, California Utility Authority Revenue Notes, (AGC Insured), Series 2008
3.000% due 06/01/2010	165	167

Merced, California Union High School District General Obligation Notes, (AGC Insured), Series 2009
2.000% due 08/01/2010	775	783

Mesa, California Consolidated Water District Certificates of Participation Notes, Series 2009
2.500% due 03/15/2011	275	281
3.000% due 03/15/2012	400	417

Modesto, California Revenue Bonds, (NPFGC Insured), Series 1993
6.000% due 06/01/2011	1,375	1,380

Montebello, California Unified School District General Obligation Notes, (FSA Insured), Series 2008
3.000% due 08/01/2011	145	151

Newport Beach, California Revenue Bonds, Series 2009
0.270% due 12/01/2038	1,500	1,624
4.000% due 12/01/2038	4,000	4,091

Norwalk-La Mirada, California Unified School District General Obligation Notes, (FSA Insured), Series 2009
4.000% due 08/01/2013	880	954

Oak Grove, California School District General Obligation Notes, (NPFGC Insured), Series 2005
5.250% due 08/01/2013	50	57

Orange County, California Public Financing Authority Revenue Notes, (NPFGC insured), Series 2005
5.000% due 07/01/2011	100	106

Orange County, California Transportation Authority Revenue Notes, (AMBAC Insured), Series 2003
5.000% due 08/15/2013	100	110

Orchard, California School District General Obligation Notes, (AGC Insured), Series 2009
4.000% due 08/01/2012	125	135

Pasadena, California Certificates of Participation Bonds, Series 2008
0.270% due 02/01/2035	1,000	1,000

Pasadena, California Certificates of Participation Notes, Series 2008
4.000% due 02/01/2012	570	602
5.000% due 02/01/2010	500	507

Pittsburg, California Redevelopment Agency Tax Allocation Bonds, (NPFGC Insured), Series 2002
5.250% due 08/01/2013	100	105

Placentia, California Public Financing Authority Special Tax Notes, Series 2009
2.625% due 09/01/2011	675	682

Pleasanton, California Unified School District General Obligation Bonds, (NPFGC Insured), Series 2004
5.000% due 08/01/2015	150	171

Redding, California Joint Powers Financing Authority Revenue Notes, (NPFGC Insured), Series 2002
4.000% due 12/01/2010	50	52

Riverbank, California Redevelopment Agency Tax Allocation Notes, Series 2007
4.000% due 08/01/2012	145	146

32	PIMCO Funds	Municipal Bond Funds	See Accompanying Notes

(Unaudited) September 30, 2009

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Riverside, California Revenue Bonds, (AMBAC Insured), Series 1998
5.375% due 10/01/2009	$500	$500

Riverside, California Revenue Bonds, (NPFGC-FGIC Insured), Series 1993
5.000% due 08/01/2010	1,000	1,039

Riverside, California Revenue Notes, Series 2009
4.000% due 08/01/2012	500	533

Riverside County, California Palm Desert Financing Authority Revenue Notes, Series 2008
4.000% due 05/01/2010	500	509

Riverside County, California Transportation Commission Revenue Bonds, Series 2008
5.000% due 06/01/2029	250	252

Roseville, California Natural Gas Finance Authority Revenue Notes, Series 2007
5.000% due 02/15/2012	100	103

Sacramento, California Municipal Utility District Revenue Bonds, (NPFGC Insured), Series 2003
5.000% due 11/15/2013	1,375	1,545

Sacramento, California Municipal Utility District Revenue Notes, Series 2009
4.000% due 07/01/2011	650	681
5.000% due 07/01/2012	500	546

Sacramento County, California Revenue Notes, Series 2009
3.000% due 07/01/2012	550	566

San Diego, California Certificates of Participation Bonds, Series 1996
5.500% due 11/01/2009	500	500

San Diego, California Unified School District General Obligation Notes, Series 2009
0.000% due 07/01/2012	325	307

San Diego County, California Certificates of Participation Notes, Series 2009
4.000% due 10/01/2012 (a)	2,800	3,018

San Diego County, California Regional Transportation Commission Revenue Bonds, Series 2008
0.350% due 04/01/2038	295	295

San Diego County, California Water Authority Certificates of Participation Notes, (FSA Insured), Series 2008
5.000% due 05/01/2014	50	57

San Diego County, California Water Authority Certificates of Participation Notes, (NPFGC-FGIC Insured), Series 2005
5.250% due 05/01/2013	675	759

San Francisco, California City & County Airports Commission Revenue Notes, (NPFGC-FGIC Insured), Series 2003
4.000% due 05/01/2011	1,000	1,041

San Francisco, California City & County Certificates of Participation Notes, Series 2009
1.950% due 04/01/2011	1,000	1,010

San Francisco, California City & County General Obligation Notes, Series 2008
2.850% due 06/15/2012	1,000	1,043

San Francisco, California City & County Public Utilities Commission Revenue Notes, Series 2009
5.000% due 11/01/2012	2,250	2,509

San Jose, California Redevelopment Agency Tax Allocation Bonds, (NPFGC Insured), Series 2002
5.000% due 08/01/2022	2,000	2,095

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

San Jose, California Unified School District General Obligation Notes, (NPFGC-FGIC Insured), Series 2006
5.000% due 08/01/2014	$375	$430

San Luis Obispo County, California Financing Authority Revenue Bonds, (NPFGC Insured), Series 2007
5.000% due 09/01/2018	250	271

San Mateo County, California Joint Powers Financing Authority Revenue Notes, Series 2008
4.000% due 07/15/2011	350	368
5.000% due 07/15/2014	150	170

Santa Ana, California Certificates of Participation Bonds, (AMBAC Insured), Series 2003
5.000% due 06/01/2015	195	201

Santa Ana, California Unified School District General Obligation Notes, Series 2008
3.500% due 08/01/2011	900	941

Santa Barbara, California Community College District General Obligation Notes, Series 2008
4.000% due 08/01/2010	155	159

Santa Barbara, California Financing Authority Revenue Notes, Series 2009
4.000% due 07/01/2012	400	424

Santa Clara, California Revenue Bonds, Series 2008
0.280% due 07/01/2034	500	500

Santa Clara, California Valley Water District Certificates of Participation Notes, Series 2007
5.000% due 02/01/2016	150	173

Santa Clara County, California East Side Union High School District General Obligation Notes, (XLCA Insured), Series 2005
4.000% due 08/01/2012	200	212

Santa Clara Valley, California Transportation Authority Revenue Bonds, Series 2008
0.300% due 04/01/2036	705	705

Santa Monica, California Community College District General Obligation Notes, (NPFGC-FGIC Insured), Series 2007
0.000% due 08/01/2013	225	206

South Orange County, California Public Financing Authority Special Tax Bonds, (NPFGC Insured), Series 2003
5.000% due 09/01/2013	125	135

South Orange County, California Public Financing Authority Special Tax Notes, (NPFGC-FGIC Insured), Series 2004
5.000% due 08/15/2011	200	210

Southern California State Metropolitan Water District General Obligation Bonds, Series 2001
5.250% due 03/01/2014	1,405	1,513

Southern California State Metropolitan Water District Revenue Notes, Series 2009
5.000% due 07/01/2012	1,000	1,113

Southern California State Public Power Authority Revenue Bonds, Series 1989
6.750% due 07/01/2011	1,750	1,922

Stockton, California Public Financing Authority Revenue Notes, Series 2009
4.000% due 10/01/2012	1,925	2,047

Torrance, California Unified School District General Obligation Notes, Series 2009
4.000% due 08/01/2011	500	528

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

University of California Regents Medical Center Revenue Bonds, (NPFGC Insured), Series 2007
0.905% due 05/15/2030	$1,000	$740

University of California Regents Medical Center Revenue Notes, (AMBAC Insured), Series 2003
5.000% due 05/15/2011	350	374

University of California Revenue Notes, (FSA Insured), Series 2007
5.000% due 05/15/2015	45	52

University of California Revenue Notes, (NPFGC Insured), Series 2007
5.000% due 05/15/2014	145	166

University of California Revenue Notes, Series 2008
4.000% due 05/15/2013	100	109

Upland, California Public Financing Authority Revenue Bonds, (AMBAC Insured), Series 2002
4.600% due 10/01/2016	100	105

Vernon, California Revenue Notes, Series 2009
4.000% due 08/01/2010	2,000	2,036

Victor Valley, California Union High School District General Obligation Notes, (AGC Insured), Series 2009
0.000% due 08/01/2011 (a)	50	48

West Contra Costa, California Unified School District General Obligation Notes, Series 2009
3.000% due 08/01/2010	1,275	1,292

West Hollywood, California Public Financing Authority Revenue Notes, Series 2009
3.000% due 02/01/2011	535	546
3.000% due 02/01/2012	695	717

Western Riverside County, California Regional Wastewater Authority Revenue Notes, (AGC Insured), Series 2009
3.000% due 09/01/2012	435	452

Westlake Village, California Certificates of Participation Notes, Series 2009
2.000% due 06/01/2011	310	314

Westminster, California School District General Obligation Notes, Series 2009
2.000% due 08/01/2011 (a)	555	565

Whittier, California Revenue Notes, Series 2009
3.000% due 06/01/2011	1,600	1,622

		172,320

GUAM 0.0%

Guam Economic Development & Commerce Authority Revenue Bonds, Series 2001
5.400% due 05/15/2031	25	27

NEW HAMPSHIRE 0.5%

New Hampshire State Health & Education Facilities Authority Revenue Bonds, Series 2005
0.300% due 07/01/2033	990	990

PUERTO RICO 2.4%

Commonwealth of Puerto Rico General Obligation Notes, Series 2008
5.000% due 07/01/2011	1,500	1,564

Puerto Rico Electric Power Authority Revenue Notes, Series 2008
5.000% due 07/01/2010	1,000	1,004

See Accompanying Notes	Semiannual Report	September 30, 2009	33

Schedule of Investments  California Short Duration Municipal Income Fund  (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Puerto Rico Highway & Transportation Authority Revenue Bonds, Series 2000
6.000% due 07/01/2039	$1,750	$1,836

		4,404

Total Municipal Bonds & Notes (Cost $174,712)		177,741

U.S. TREASURY OBLIGATIONS 0.0%

U.S. Treasury Notes
0.875% due 04/30/2011 (b)	2	2

Total U.S. Treasury Obligations (Cost $2)		2

	SHARES	MARKET VALUE (000S)
CONVERTIBLE PREFERRED SECURITIES 0.0%

American International Group, Inc.
8.500% due 08/01/2011	1,000	$12

Total Convertible Preferred Securities (Cost $75)		12

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 2.3%

REPURCHASE AGREEMENTS 2.3%

State Street Bank and Trust Co.
0.010% due 10/01/2009	$4,124	$4,124
(Dated 09/30/2009. Collateralized by U.S. Treasury Bills 0.000% due 11/27/2009 valued at $4,210. Repurchase proceeds are $4,124.)

Total Short-Term Instruments (Cost $4,124)		4,124

Total Investments 101.2% (Cost $180,481)		$183,482

Other Assets and Liabilities (Net) (1.2%)		(2,245)

Net Assets 100.0%		$181,237

Notes to Schedule of Investments (amounts in thousands*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	When-Issued security.
(b)	Securities with an aggregate market value of $2 and cash of $3 have been pledged as collateral for futures contracts on September 30, 2009:
(c)	Fair Value Measurements +

The following is a summary of the fair valuations according to the inputs used as of September 30, 2009 in valuing the Fund’s assets and liabilities:

Category ++	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 09/30/2009
California	$3,018	$169,302	$0	$172,320
Other Investments +++	12	11,150	0	11,162

Investments, at value	$3,030	$180,452	$0	$183,482

+	See note 2 in the Notes to Financial Statements for additional information.
++	Refer to the Schedule of Investments for additional information.
+++	Sum of all other categories each of which individually has an aggregate market value of less than 5% of net assets.

34	PIMCO Funds	Municipal Bond Funds	See Accompanying Notes

Schedule of Investments High Yield Municipal Bond Fund	(Unaudited) September 30, 2009

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CORPORATE BONDS & NOTES 0.9%

American International Group, Inc.
4.700% due 10/01/2010	$500	$483
8.175% due 05/15/2058	1,600	972
8.250% due 08/15/2018	400	341

SLM Corp.
4.500% due 07/26/2010	700	680

Total Corporate Bonds & Notes (Cost $2,666)		2,476

MUNICIPAL BONDS & NOTES 99.4%

ALABAMA 1.0%

Butler, Alabama Industrial Development Board Revenue Bonds, Series 1993
5.900% due 12/01/2012	50	50

Colbert County, Alabama Health Care Authority Revenue Bonds, Series 2003
5.750% due 06/01/2027	670	648

Montgomery, Alabama Medical Clinic Board Revenue Bonds, Series 2006
5.250% due 03/01/2031	250	227
5.250% due 03/01/2036	500	445

Tuscaloosa, Alabama Educational Building Authority Revenue Bonds, Series 2007
5.000% due 06/01/2026	1,500	1,250

		2,620

ALASKA 0.4%

Alaska State Industrial Development & Export Authority Revenue Bonds, Series 2007
6.000% due 12/01/2036	1,400	992

ARIZONA 3.1%

Apache County, Arizona Industrial Development Authority Revenue Bonds, Series 1998
5.875% due 03/01/2033	1,215	1,215

Arizona State Health Facilities Authority Revenue Bonds, Series 2007
5.200% due 10/01/2037	1,250	911

Arizona State Salt Verde Financial Corp. Revenue Bonds, Series 2007
5.000% due 12/01/2037	1,000	931

Mohave County, Arizona Industrial Development Authority Revenue Bonds, Series 2008
8.000% due 05/01/2025	1,100	1,330

Pima County, Arizona Industrial Development Authority Revenue Bonds, Series 2006
6.375% due 06/01/2036	1,500	1,166

Pima County, Arizona Industrial Development Authority Revenue Bonds, Series 2007
5.625% due 07/01/2038	1,000	762

Pima County, Arizona Industrial Development Authority Revenue Bonds, Series 2008
6.375% due 09/01/2029	1,850	1,892

		8,207

CALIFORNIA 6.4%

California State Association of Bay Area Governments Finance Authority for Non-Profit Corp. Revenue Bonds, Series 2009
6.250% due 08/01/2039	500	529

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

California State Bay Area Toll Authority Revenue Bonds, Series 2007
0.350% due 04/01/2047	$1,000	$1,000

California State Department of Water Resources Revenue Bonds, Series 2005
0.270% due 05/01/2022	500	500
0.300% due 05/01/2020	900	900

California State Health Facilities Financing Authority Revenue Bonds, Series 2009
5.750% due 09/01/2039	1,000	1,038
6.000% due 07/01/2039	1,500	1,591

California State M-S-R Energy Authority Revenue Bonds, Series 2009
6.500% due 11/01/2039	1,500	1,714

California State Municipal Finance Authority Revenue Bonds, Series 2008
5.875% due 10/01/2034	600	614
7.000% due 10/01/2039	500	449

California State Pollution Control Financing Authority Revenue Bonds, (FGIC Insured), Series 2004
4.750% due 12/01/2023	1,000	936

California State Tobacco Securitization Agency Revenue Bonds, Series 2006
0.000% due 06/01/2028 (c)	1,350	1,078

California Statewide Communities Development Authority Revenue Bonds, Series 2007
5.500% due 11/01/2038	1,350	1,052
9.000% due 11/01/2017	500	424

Chula Vista, California Revenue Bonds, Series 2004
5.875% due 02/15/2034	1,000	1,064

Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2003
5.625% due 06/01/2038	80	92

Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2007
5.000% due 06/01/2033	1,000	865

Hartnell, California Community College District General Obligation Bonds, Series 2009
0.000% due 08/01/2034 (c)	2,000	916

Los Angeles, California Regional Airports Improvement Corp. Revenue Bonds, Series 2002
7.500% due 12/01/2024	250	250

University of California Regents Medical Center Revenue Bonds, (NPFGC Insured), Series 2007
0.905% due 05/15/2030	1,750	1,295

Victor Valley, California Union High School District General Obligation Notes, (AGC Insured), Series 2009
0.000% due 08/01/2018 (b)	1,000	673

		16,980

COLORADO 4.6%

Colorado State Confluence Metropolitan District Revenue Bonds, Series 2007
5.400% due 12/01/2027	500	392
5.450% due 12/01/2034	1,000	720

Colorado State Educational & Cultural Facilities Authority Revenue Bonds, Series 2007
5.700% due 05/01/2037 (f)	800	616
5.750% due 05/15/2037	835	646
5.750% due 12/01/2037	1,000	750

Colorado State Health Facilities Authority Revenue Bonds, Series 2007
5.300% due 07/01/2037	2,350	1,565
5.900% due 08/01/2037	1,000	773

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Colorado State Health Facilities Authority Revenue Bonds, Series 2008
5.750% due 05/15/2036	$1,000	$1,007

Colorado State Health Facilities Authority Revenue Notes, (FSA Insured), Series 2003
4.000% due 05/15/2011	585	602

Colorado State Housing & Finance Authority Revenue Bonds, Series 2007
5.875% due 06/01/2037	1,500	1,045

Colorado State Public Authority for Energy Revenue Bonds, Series 2008
6.250% due 11/15/2028	2,205	2,385

Colorado State School of Mines Revenue Bonds, Series 2008
0.350% due 12/01/2037	225	225

Copperleaf, Colorado Metropolitan District No. 2 General Obligation Bonds, Series 2006
5.950% due 12/01/2036	500	350

Madre, Colorado Metropolitan District No. 2 General Obligation Bonds, Series 2007
5.500% due 12/01/2036	900	513

Tallyns Reach, Colorado Metropolitan District No. 3 General Obligation Bonds, Series 2007
5.200% due 12/01/2036	500	447

		12,036

FLORIDA 5.3%

Beacon Lakes, Florida Community Development District Special Assessment Bonds, Series 2007
6.000% due 05/01/2038	455	334

Brevard County, Florida Health Facilities Authority Revenue Bonds, Series 2005
5.000% due 04/01/2036	700	634

Broward County, Florida Educational Facilities Authority Revenue Bonds, Series 2008
0.300% due 04/01/2038	500	500

Broward County, Florida Revenue Bonds, Series 2009
5.375% due 10/01/2029	1,000	1,048

Florida State Development Finance Corp. Revenue Bonds, Series 2007
6.000% due 02/15/2037	250	201

Florida State Hurricane Catastrophe Fund Finance Corp. Revenue Notes, (NPFGC-IBC Insured), Series 2006
5.000% due 07/01/2011	850	893

Florida State Municipal Power Agency Revenue Bonds, Series 2008
0.300% due 10/01/2035	200	200

Florida State University Square Community Development District Special Assessment Bonds, Series 2007
5.875% due 05/01/2038	1,235	853

Hillsborough County, Florida Industrial Development Authority Revenue Bonds, Series 2006
5.250% due 10/01/2041	1,000	944

Hillsborough County, Florida Industrial Development Authority Revenue Bonds, Series 2007
5.125% due 05/15/2037	1,000	708

Hillsborough County, Florida Industrial Development Authority Revenue Bonds, Series 2008
5.625% due 08/15/2029	1,750	1,550

Jacksonville, Florida Economic Development Commission Revenue Bonds, Series 2007
5.300% due 05/01/2037	2,500	1,737

See Accompanying Notes	Semiannual Report	September 30, 2009	35

Schedule of Investments  High Yield Municipal Bond Fund  (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Lee County, Florida Industrial Development Authority Revenue Bonds, Series 2007
5.375% due 06/15/2037	$1,500	$1,050

Manatee County, Florida School District Certificates of Participation Notes, (FSA Insured), Series 2008
4.500% due 07/01/2011	640	675

Miami-Dade County, Florida Educational Facilities Authority Revenue Bonds, Series 2008
5.500% due 04/01/2038	500	516

Orange County, Florida School Board Certificates of Participation Bonds, Series 2008
0.300% due 08/01/2022	700	700

Sarasota County, Florida Health Facility Authority Revenue Bonds, Series 2007
5.750% due 07/01/2037	1,680	1,348

		13,891

GEORGIA 1.3%

Atlanta, Georgia Downtown Development Authority Revenue Notes, (AGC Insured), Series 2009
4.000% due 07/01/2011	500	519

Fulton County, Georgia Revenue Bonds, Series 2006
5.125% due 07/01/2042	250	163

Georgia State Main Street Natural Gas, Inc. Revenue Bonds, Series 2007
5.000% due 03/15/2017	500	532

Georgia State Main Street Natural Gas, Inc. Revenue Notes, Series 2007
5.000% due 03/15/2012	1,000	1,057

Georgia State Medical Center Hospital Authority Revenue Bonds, Series 2007
5.250% due 07/01/2037	1,500	1,183

		3,454

IDAHO 0.5%

Nez Perce County, Idaho Revenue Bonds, Series 1996
6.000% due 10/01/2024	1,300	1,235

ILLINOIS 8.2%

Belleville, Illinois Frank Scott Parkway Redevelopment Authority Tax Allocation Bonds, Series 2007
5.700% due 05/01/2036	1,000	841

Granite City, Illinois Revenue Bonds, Series 2007
5.125% due 04/01/2027	1,645	1,177

Hillside, Illinois Tax Allocation Bonds, Series 2008
7.000% due 01/01/2028	2,000	1,741

Illinois State Finance Authority Revenue Bonds, Series 1993
5.950% due 08/15/2026	800	784

Illinois State Finance Authority Revenue Bonds, Series 2006
5.875% due 02/15/2038	200	169

Illinois State Finance Authority Revenue Bonds, Series 2007
5.375% due 11/15/2039	1,600	1,145
5.500% due 05/15/2037	750	500
6.100% due 12/01/2041	1,650	1,234
7.000% due 12/01/2037	1,000	533

Illinois State Finance Authority Revenue Bonds, Series 2008
6.250% due 08/15/2035	1,000	826

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Illinois State Finance Authority Sports Facilities Revenue Bonds, Series 2007
6.000% due 03/01/2037 (a)	$1,775	$539

Illinois State General Obligation Notes, Series 2009
4.000% due 05/20/2010	2,000	2,042

Illinois State Revenue Bonds, Series 2004
5.000% due 06/15/2015	5,500	6,220

Illinois State Revenue Notes, Series 2009
2.000% due 06/10/2010	2,000	2,017

Southwestern Illinois State Development Authority Revenue Bonds, Series 2007
5.350% due 03/01/2031	1,250	956
6.625% due 06/01/2037	1,000	905

		21,629

INDIANA 4.0%

East Chicago, Indiana General Obligation Notes, Series 2009
4.500% due 04/15/2010	1,000	1,000

East Chicago, Indiana Revenue Bonds, Series 1999
6.375% due 08/01/2029	100	77

Indiana State Health & Educational Facilities Financing Authority Revenue Bonds, Series 2007
5.500% due 03/01/2037	1,000	1,005

Indiana State Health Facility Financing Authority Revenue Bonds, Series 2005
0.310% due 10/01/2027	1,000	1,117

Indiana State Municipal Power Agency Revenue Bonds, Series 2009
5.750% due 01/01/2034	1,000	1,060
6.000% due 01/01/2039	1,000	1,079

Indiana State Northwest Allen School Building Corp. Revenue Notes, (FSA Insured), Series 2008
5.000% due 01/15/2013	1,050	1,151

Indianapolis, Indiana Local Public Improvement Revenue Bonds, Series 2009
5.750% due 01/01/2038	2,500	2,772

Vigo County, Indiana Hospital Authority Revenue Bonds, Series 2007
5.700% due 09/01/2037	1,650	1,342

		10,603

IOWA 1.8%

Altoona, Iowa Tax Allocation Bonds, Series 2008
6.000% due 06/01/2034	1,000	1,067

Iowa State Finance Authority Revenue Bonds, Series 2006
5.450% due 11/01/2026	175	138

Iowa State Finance Authority Revenue Bonds, Series 2007
5.500% due 11/15/2027	900	614
5.500% due 11/15/2037	1,550	957
5.625% due 12/01/2045	1,600	763

Iowa State Finance Authority Revenue Bonds, Series 2009
0.290% due 08/15/2039	1,000	1,078

		4,617

KANSAS 1.4%

Kansas State Development Finance Authority Revenue Notes, Series 2009
5.000% due 11/15/2014 (b)	225	248

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Labette County, Kansas Revenue Bonds, Series 2007
5.750% due 09/01/2037	$1,100	$1,019

Lenexa, Kansas Revenue Bonds, Series 2007
5.500% due 05/15/2039	1,000	691

Manhattan, Kansas Revenue Bonds, Series 2007
5.125% due 05/15/2037	250	196
5.125% due 05/15/2042	250	192
5.500% due 08/01/2021	250	201

Olathe, Kansas Tax Allocation Bonds, Series 2007
5.500% due 09/01/2026	200	159

Wichita, Kansas Water & Sewer Utility Revenue Bonds, Series 2009
5.000% due 11/15/2034	1,000	1,017

		3,723

KENTUCKY 0.5%

Owen County, Kentucky Revenue Bonds, Series 2009
5.625% due 09/01/2039	1,250	1,292

LOUISIANA 2.6%

East Baton Rouge, Louisiana Revenue Bonds, Series 2009
5.250% due 02/01/2039	1,500	1,591

Louisiana State Citizens Property Insurance Corp. Revenue Bonds, (AGC Insured), Series 2009
6.125% due 06/01/2025	2,250	2,577

Louisiana State St. John Parish Baptist Revenue Bonds, Series 2007
5.125% due 06/01/2037	2,220	2,133

New Orleans, Louisiana Aviation Board Revenue Bonds, (AGC Insured), Series 2009
6.000% due 01/01/2023	500	550

		6,851

MARYLAND 1.2%

Maryland State Health & Higher Educational Facilities Authority Revenue Bonds, Series 2007
5.300% due 01/01/2037	300	197

Maryland State Health & Higher Educational Facilities Authority Revenue Bonds, Series 2008
0.320% due 07/01/2023	580	580
5.750% due 01/01/2038	1,000	1,020

Maryland State Health & Higher Educational Facilities Authority Revenue Bonds, Series 2009
6.750% due 07/01/2039	250	292

Maryland State Industrial Development Financing Authority Revenue Notes, Series 2008
5.000% due 12/01/2010	985	986

		3,075

MASSACHUSETTS 1.2%

Massachusetts State Development Finance Agency Revenue Bonds, Series 2007
6.750% due 10/15/2037	1,250	1,016

Massachusetts State Development Finance Agency Revenue Bonds, Series 2008
0.250% due 09/01/2037	560	560

Massachusetts State Educational Financing Authority Revenue Bonds, Series 2009
6.000% due 01/01/2028	1,500	1,642

		3,218

36	PIMCO Funds	Municipal Bond Funds	See Accompanying Notes

(Unaudited) September 30, 2009

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MICHIGAN 2.7%

East Lansing, Michigan Economic Corp. Revenue Bonds, Series 2007
5.250% due 07/01/2037	$780	$568

Garden City, Michigan Hospital Finance Authority Revenue Bonds, Series 2007
5.000% due 08/15/2038	250	148

Hillsdale, Michigan Hospital Finance Authority Revenue Bonds, Series 1998
5.000% due 05/15/2013	70	70

Meridian, Michigan Economic Development Corp. Revenue Bonds, Series 2007
5.250% due 07/01/2026	955	770

Michigan State Corner Creek Academy East Revenue Bonds, Series 2007
5.250% due 11/01/2036	250	182

Michigan State Doctor Charles Drew Academy Certificates of Participation Bonds, Series 2006
5.700% due 11/01/2036	450	308

Michigan State Grand Traverse Academy Revenue Bonds, Series 2007
5.000% due 11/01/2036	1,200	818

Michigan State Hospital Finance Authority Revenue Bonds, Series 2006
5.000% due 11/15/2038	1,000	871

Michigan State Municipal Bond Authority Revenue Notes, Series 2009
5.000% due 05/01/2011	1,120	1,177

Michigan State Public Educational Facilities Authority Revenue Bonds, (Q-SBLF Insured), Series 2008
7.000% due 10/01/2036 (f)	230	208

Michigan State Public Educational Facilities Authority Revenue Bonds, Series 2007
6.500% due 09/01/2037	1,000	847

Michigan State Tobacco Settlement Finance Authority Revenue Bonds, Series 2007
6.000% due 06/01/2048	750	616

Royal Oak, Michigan Hospital Finance Authority Revenue Bonds, Series 2009
8.250% due 09/01/2039	500	599

		7,182

MINNESOTA 2.8%

Falcon Heights, Minnesota Revenue Bonds, Series 2007
6.000% due 11/01/2037	400	320

Minneapolis, Minnesota Revenue Bonds, Series 2007
5.400% due 04/01/2028	725	586
5.750% due 10/01/2037	1,500	1,108

Minneapolis, Minnesota Revenue Bonds, Series 2008
6.750% due 11/15/2032	950	1,062

Minneapolis, Minnesota Tax Allocation Bonds, Series 2006
5.350% due 02/01/2030	200	153

Minnesota State Higher Education Facilities Authority Revenue Bonds, Series 2007
5.500% due 05/01/2037	1,000	909

North Oaks, Minnesota Revenue Bonds, Series 2007
6.125% due 10/01/2039	250	234

St. Cloud, Minnesota Revenue Bonds, (AGC Insured), Series 2008
5.500% due 05/01/2039	2,000	2,113

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Stillwater, Minnesota Revenue Bonds, Series 2007
5.375% due 02/01/2032	$500	$371

Washington County, Minnesota Housing & Redevelopment Authority Revenue Bonds, Series 2007
5.625% due 06/01/2037	500	400

		7,256

MISSISSIPPI 0.7%

Mississippi State Business Finance Corp. Revenue Bonds, Series 1998
5.875% due 04/01/2022	1,860	1,865

MISSOURI 1.6%

Branson, Missouri Regional Airport Transportation Development District Revenue Bonds, Series 2007
6.000% due 07/01/2025	1,900	1,416
6.000% due 07/01/2037	750	518

Cottleville, Missouri Certificates of Participation Bonds, Series 2006
5.250% due 08/01/2031	250	228

Independence, Missouri Thirty-Ninth Street Transportation District Revenue Bonds, Series 2008
6.875% due 09/01/2032	500	457

Joplin, Missouri Industrial Development Authority Revenue Bonds, Series 2007
5.750% due 05/15/2031	1,485	1,146

Missouri State Grindstone Plaza Transportation Development District Sales Tax Revenue Bonds, Series 2006
5.500% due 10/01/2031	250	178
5.550% due 10/01/2036	45	31

Missouri State Health & Educational Facilities Authority Revenue Bonds, Series 2003
0.330% due 02/15/2033	200	200

		4,174

MONTANA 0.2%

Hardin, Montana Rocky Mountain Power, Inc. Tax Allocation Bonds, Series 2006
0.000% due 09/01/2031 (c)	830	438

NEBRASKA 0.3%

Nebraska State Educational Finance Authority Revenue Bonds, Series 2008
0.300% due 07/01/2035	700	700

NEW HAMPSHIRE 0.5%

New Hampshire State Business Finance Authority Revenue Bonds, Series 2009
6.875% due 10/01/2039 (b)	500	502

New Hampshire State Health & Education Facilities Authority Revenue Bonds, Series 2007
0.280% due 06/01/2031	800	800

		1,302

NEW JERSEY 3.4%

Middlesex County, New Jersey Improvement Authority Revenue Bonds, Series 2005
6.125% due 01/01/2025	1,675	355

New Jersey State Economic Development Authority Revenue Bonds, Series 2000
7.000% due 11/15/2030	60	59

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

New Jersey State Economic Development Authority Revenue Bonds, Series 2006
5.375% due 11/01/2036	$1,000	$737

New Jersey State Health Care Facilities Financing Authority Revenue Bonds, (AGC Insured), Series 2008
5.250% due 01/01/2036	900	956

New Jersey State Health Care Facilities Financing Authority Revenue Bonds, Series 2007
5.750% due 07/01/2037	600	606

New Jersey State Tobacco Settlement Financing Corp. Revenue Bonds, Series 2007
5.000% due 06/01/2041	8,250	6,243

		8,956

NEW MEXICO 1.1%

New Mexico State Educational Assistance Foundation Revenue Notes, Series 2009
4.000% due 09/01/2016	1,000	1,068

New Mexico State Hospital Equipment Loan Council Revenue Bonds, Series 2007
5.250% due 08/15/2026	500	401

New Mexico State Hospital Equipment Loan Council Revenue Bonds, Series 2009
5.000% due 08/01/2039	1,000	1,012

Otero County, New Mexico Revenue Bonds, Series 2007
6.000% due 04/01/2028	650	528

		3,009

NEW YORK 5.8%

Erie County, New York Industrial Development Agency Revenue Bonds, Series 2006
6.000% due 11/15/2036	150	124

Long Island, New York Power Authority Revenue Bonds, Series 2009
5.750% due 04/01/2039	500	561

Monroe County, New York General Obligation Notes, (AGC Insured), Series 2009
3.750% due 06/01/2011	1,000	1,036

Nassau County, New York Industrial Development Agency Revenue Bonds, Series 2007
6.500% due 01/01/2027	395	357
6.700% due 01/01/2043	1,500	1,295

New York City, New York General Obligation Bonds, Series 1993
0.280% due 08/01/2020	700	700
0.280% due 08/01/2021	500	500

New York City, New York Industrial Development Agency Revenue Bonds, Series 2005
7.750% due 08/01/2031	150	154

New York City, New York Industrial Development Agency Revenue Notes, (FGIC Insured), Series 2006
0.000% due 03/01/2016	1,250	1,057

New York City, New York Transitional Finance Authority Revenue Bonds, Series 2002
5.250% due 02/01/2029	1,000	1,053

New York City, New York Trust for Cultural Resources Revenue Bonds, Series 2008
0.280% due 04/01/2027	300	300

New York State Dormitory Authority Revenue Bonds, Series 2008
0.280% due 07/01/2037	500	500
6.250% due 12/01/2037	1,000	915

See Accompanying Notes	Semiannual Report	September 30, 2009	37

Schedule of Investments  High Yield Municipal Bond Fund  (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

New York State Dormitory Authority Revenue Notes, Series 2008
5.000% due 07/01/2017	$5,000	$5,660

New York State Metropolitan Transportation Authority Revenue Bonds, Series 2009
5.000% due 11/15/2034	1,000	1,057

		15,269

NORTH CAROLINA 1.6%

Charlotte, North Carolina Revenue Bonds, Series 1998
5.600% due 07/01/2027	150	102

Charlotte, North Carolina Revenue Bonds, Series 2000
7.750% due 02/01/2028	60	51

Charlotte-Mecklenburg, North Carolina Hospital Authority Revenue Bonds, Series 2007
0.280% due 01/15/2045	400	400

North Carolina State Eastern Municipal Power Agency Revenue Bonds, Series 2009
5.000% due 01/01/2026 (b)	1,000	1,054

North Carolina State Medical Care Commission Revenue Bonds, Series 2006
5.100% due 10/01/2030	50	38

North Carolina State Medical Care Commission Revenue Bonds, Series 2007
5.250% due 01/01/2032	1,000	711

North Carolina State Medical Care Commission Revenue Bonds, Series 2008
6.000% due 11/01/2033	750	737
6.000% due 04/01/2038	500	383

Surry County, North Carolina Northern Hospital District Revenue Bonds, Series 2008
6.250% due 10/01/2038	800	817

		4,293

OHIO 3.8%

Lucas County, Ohio Revenue Notes, (AMBAC Insured), Series 2005
5.000% due 11/15/2010	585	605

Ohio State Air Quality Development Authority Revenue Bonds, Series 2009
5.700% due 08/01/2020	3,000	3,292

Ohio State Buckeye Tobacco Settlement Financing Authority Revenue Bonds, Series 2007
5.875% due 06/01/2030	1,000	957
5.875% due 06/01/2047	3,500	2,844
6.000% due 06/01/2042	1,520	1,275

Ohio State Higher Educational Facility Commission Revenue Bonds, Series 1998
0.300% due 08/01/2033	100	100

University of Toledo, Ohio Revenue Notes, Series 2009
4.000% due 06/01/2012	910	950

		10,023

OKLAHOMA 0.3%

Oklahoma State Municipal Power Authority Revenue Bonds, Series 2005
0.320% due 01/01/2023	900	900

OREGON 0.4%

Clackamas County, Oregon Hospital Facility Authority Revenue Bonds, Series 2009
5.500% due 07/15/2035	1,000	1,069

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
PENNSYLVANIA 6.2%

Allegheny County, Pennsylvania Higher Education Building Authority Revenue Bonds, Series 2008
6.000% due 10/15/2038	$750	$730

Allegheny County, Pennsylvania Hospital Development Authority Revenue Bonds, Series 2007
5.375% due 11/15/2040	3,500	2,757

Cambridge, Pennsylvania Area Joint Authority Revenue Bonds, Series 2008
6.000% due 12/01/2037	500	479

Cumberland County, Pennsylvania Municipal Authority Revenue Bonds, Series 2008
6.000% due 07/01/2035	500	440

Harrisburg, Pennsylvania Authority Revenue Bonds, Series 2007
6.000% due 09/01/2036	500	449

Lancaster County, Pennsylvania Hospital Authority Revenue Bonds, Series 2008
6.250% due 07/01/2026	250	241
6.375% due 07/01/2030	1,000	944

Montgomery County, Pennsylvania Higher Education & Health Authority Revenue Bonds, Series 2006
5.250% due 01/01/2036	150	134

Pennsylvania State Economic Development Financing Authority Revenue Bonds, Series 2001
6.750% due 12/01/2036	2,615	2,722

Pennsylvania State Economic Development Financing Authority Revenue Bonds, Series 2003
6.750% due 12/01/2036	180	187

Pennsylvania State Turnpike Commission Revenue Bonds, Series 2009
5.250% due 06/01/2039	1,000	1,079

Philadelphia, Pennsylvania Hospitals & Higher Education Facilities Authority Revenue Bonds, Series 1993
6.625% due 11/15/2023	2,000	2,001

Philadelphia, Pennsylvania Hospitals & Higher Education Facilities Authority Revenue Bonds, Series 2007
5.000% due 07/01/2034	2,250	1,840

Philadelphia, Pennsylvania Industrial Development Authority Revenue Bonds, Series 2007
5.500% due 09/15/2037	450	337

Susquehanna, Pennsylvania Area Regional Airport Authority Revenue Bonds, Series 2008
6.500% due 01/01/2038	1,750	1,704

Washington County, Pennsylvania Redevelopment Authority Tax Allocation Bonds, Series 2006
5.450% due 07/01/2035	550	376

		16,420

PUERTO RICO 0.5%

Commonwealth of Puerto Rico General Obligation Bonds, Series 2008
6.000% due 07/01/2038	900	914

Puerto Rico Aqueduct & Sewer Authority Revenue Bonds, Series 2008
6.000% due 07/01/2038	380	396

		1,310

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
RHODE ISLAND 0.1%

Rhode Island State Health & Educational Building Corp. Revenue Bonds, Series 1998
5.400% due 07/01/2013	$155	$154

SOUTH CAROLINA 2.4%

Greenwood County, South Carolina Revenue Bonds, Series 2009
5.375% due 10/01/2039	1,000	1,031

South Carolina State Jobs-Economic Development Authority Revenue Bonds, Series 2007
5.500% due 05/01/2028	1,900	1,524
6.000% due 11/15/2037	2,000	1,414

South Carolina State Jobs-Economic Development Authority Revenue Bonds, Series 2009
5.750% due 08/01/2039	500	511

South Carolina State Public Service Authority Revenue Notes, Series 2009
4.000% due 01/01/2011	1,500	1,562

South Carolina State Tobacco Settlement Revenue Management Authority Revenue Bonds, Series 2001
6.375% due 05/15/2030	145	189

		6,231

TENNESSEE 2.2%

Knox County, Tennessee Health Educational & Housing Facilities Board Revenue Bonds, Series 2007
5.250% due 04/01/2036	750	721

Maury County, Tennessee Industrial Development Board Revenue Bonds, Series 1994
6.500% due 09/01/2024 (a)	150	52

Sumner County, Tennessee Health Educational & Housing Facilities Board Revenue Bonds, Series 2007
5.500% due 11/01/2037	1,150	467

Tennessee State Energy Acquisition Corp. Revenue Bonds, Series 2006
5.000% due 02/01/2020	850	847
5.250% due 09/01/2021	1,000	1,010
5.250% due 09/01/2023	1,340	1,341
5.250% due 09/01/2024	1,375	1,371

		5,809

TEXAS 10.0%

Brazos County, Texas River Authority Revenue Bonds, Series 2001
5.750% due 05/01/2036	1,500	1,286
8.250% due 05/01/2033	1,300	821

Brazos County, Texas River Authority Revenue Bonds, Series 2003
6.300% due 07/01/2032	515	258

Brazos County, Texas River Authority Revenue Bonds, Series 2006
5.000% due 03/01/2041	2,000	1,141

Dallas, Texas Independent School District General Obligation Notes, Series 2009
4.000% due 02/15/2011	800	833

Guadalupe-Blanco, Texas River Authority Revenue Notes, Series 2008
5.625% due 10/01/2017	275	296

Gulf Coast, Texas Waste Disposal Authority Revenue Bonds, Series 2003
5.200% due 05/01/2028	1,000	960

38	PIMCO Funds	Municipal Bond Funds	See Accompanying Notes

(Unaudited) September 30, 2009

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Harris County, Texas Cultural Education Facilities Finance Corp. Revenue Notes, Series 2009
5.000% due 06/01/2012	$2,000	$2,184

Harris County, Texas Health Facilities Development Corp. Revenue Bonds, Series 2008
7.250% due 12/01/2035	750	856

Houston, Texas Airport Systems Revenue Bonds, Series 1997
6.125% due 07/15/2017	100	86
6.125% due 07/15/2027	45	38

Houston, Texas Airport Systems Revenue Bonds, Series 2001
6.750% due 07/01/2021	100	100
6.750% due 07/01/2029	1,000	986

Lubbock, Texas Health Facilities Development Corp. Revenue Bonds, Series 2005
6.625% due 07/01/2036	265	234

Lubbock, Texas State Educational Facilities Authority Revenue Bonds, Series 2007
5.250% due 11/01/2037	1,000	899

Lufkin, Texas Health Facilities Development Corp. Revenue Bonds, Series 2007
5.500% due 02/15/2037	750	681

North Texas State Tollway Authority Revenue Bonds, Series 2008
5.625% due 01/01/2033	150	161
5.750% due 01/01/2033	1,600	1,705

North Texas State Tollway Authority Revenue Bonds, Series 2009
6.250% due 01/01/2039	2,000	2,232

Parmer County, Texas Hospital District General Obligation Bonds, Series 2007
5.500% due 02/15/2027	345	345

Tarrant County, Texas Cultural Education Facilities Finance Corp. Revenue Bonds, Series 2008
5.500% due 08/15/2031	1,000	1,066

Texas State Alliance Airport Authority Revenue Bonds, Series 2007
5.250% due 12/01/2029	500	329

Texas State General Obligation Notes, Series 2009
5.000% due 08/01/2013	445	503

Texas State Municipal Gas Acquisition & Supply Corp. I Revenue Bonds, Series 2006
5.250% due 12/15/2023	1,150	1,150

Texas State Municipal Gas Acquisition & Supply Corp. I Revenue Notes, Series 2006
5.000% due 12/15/2011	500	515

Texas State Municipal Gas Acquisition & Supply Corp. Revenue Bonds, Series 2008
6.250% due 12/15/2026	1,600	1,723

Texas State Public Finance Authority Revenue Bonds, Series 2007
5.375% due 02/15/2037	2,115	1,727

Tomball, Texas Independent School District General Obligation Notes, (AGC Insured), Series 2009
3.000% due 02/15/2011	250	257

Trinity, Texas River Authority Revenue Bonds, Series 2000
6.250% due 05/01/2028	50	30

Tyler, Texas Health Facilities Development Corp. Revenue Bonds, Series 2007
5.375% due 11/01/2037	2,500	2,435

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Willacy County, Texas Revenue Bonds, Series 2007
6.875% due 09/01/2028	$735	$621

		26,458

UTAH 2.2%

Spanish Fork City, Utah Revenue Bonds, Series 2006
5.550% due 11/15/2026	500	432
5.700% due 11/15/2036	1,000	819

St. George, Utah Revenue Notes, Series 2009
2.500% due 11/01/2011	225	232

Utah County, Utah General Obligation Bonds, Series 2007
5.875% due 06/15/2037	1,650	1,329

Utah County, Utah Revenue Bonds, Series 2007
5.625% due 07/15/2037	2,550	2,023

Utah State Charter School Finance Authority Revenue Bonds, Series 2007
6.000% due 07/15/2037	675	513

Utah State Charter School Finance Authority Revenue Bonds, Series 2008
6.750% due 08/15/2028	500	455

		5,803

VIRGINIA 1.9%

Bedford County, Virginia Industrial Development Authority Revenue Bonds, Series 1999
6.550% due 12/01/2025	100	98

James City County, Virginia Economic Development Authority Revenue Bonds, Series 2007
5.500% due 07/01/2037	570	329

Lewistown, Virginia Commerce Center Community Development Authority Revenue Bonds, Series 2007
6.050% due 03/01/2027	1,150	882

Virginia Commonwealth University Revenue Bonds, Series 2008
0.300% due 07/01/2037	750	750

Virginia State Peninsula Town Center Community Development Authority Revenue Bonds, Series 2007
6.450% due 09/01/2037	1,000	880

Virginia State Public School Authority Revenue Notes, Series 2009
5.000% due 04/15/2011	2,000	2,130

		5,069

WASHINGTON 1.7%

Clallam County, Washington Public Hospital District No. 1 Revenue Bonds, Series 2008
7.000% due 12/01/2033	1,000	1,001

Washington State Certificates of Participation Notes, Series 2009
2.500% due 07/01/2010	1,200	1,212
2.500% due 07/01/2011	400	407

Washington State Health Care Facilities Authority Revenue Bonds, Series 2009
7.375% due 03/01/2038	250	280

Washington State Higher Education Facilities Authority Revenue Bonds, Series 2009
5.250% due 05/01/2034	1,000	1,033

Washington State Housing Finance Commission Revenue Bonds, Series 2007
5.625% due 01/01/2038	850	627

		4,560

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
WEST VIRGINIA 0.8%

West Virginia State Economic Development Authority Revenue Bonds, Series 2008
4.850% due 05/01/2019	$1,200	$1,322

West Virginia State Tobacco Settlement Financing Authority Revenue Bonds, Series 2007
7.467% due 06/01/2047	960	761

		2,083

WISCONSIN 1.4%

Milwaukee, Wisconsin Redevelopment Authority Revenue Bonds, Series 2007
5.650% due 08/01/2037	1,150	811

Wisconsin State Health & Educational Facilities Authority Revenue Bonds, Series 2007
5.000% due 09/01/2033	250	224

Wisconsin State Health & Educational Facilities Authority Revenue Bonds, Series 2009
6.000% due 12/01/2038	1,000	1,049
6.625% due 02/15/2032	1,450	1,525

		3,609

WYOMING 1.3%

Campbell County, Wyoming Revenue Bonds, Series 2009
5.750% due 07/15/2039	1,500	1,611

University of Wyoming Revenue Notes, Series 2009
3.000% due 06/01/2011	390	402

Wyoming State Municipal Power Agency Revenue Bonds, Series 2009
5.000% due 01/01/2036 (b)	1,325	1,349

		3,362

Total Municipal Bonds & Notes (Cost $281,137)		261,727

MORTGAGE-BACKED SECURITIES 0.2%

Countrywide Alternative Loan Trust
2.401% due 11/25/2035	390	190

Residential Accredit Loans, Inc.
0.396% due 02/25/2047	808	345

Total Mortgage-Backed Securities (Cost $726)		535

	SHARES
CONVERTIBLE PREFERRED SECURITIES 0.0%

American International Group, Inc.
8.500% due 08/01/2011	7,700	89

Total Convertible Preferred Securities (Cost $578)		89

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 0.3%

U.S. TREASURY BILLS 0.3%
0.260% due 02/25/2010 (d)	$710	710

Total Short-Term Instruments (Cost $709)		710

Total Investments 100.8% (Cost $285,816)		$265,537

Other Assets and Liabilities (Net) (0.8%)		(2,097)

Net Assets 100.0%		$263,440

See Accompanying Notes	Semiannual Report	September 30, 2009	39

Schedule of Investments  High Yield Municipal Bond Fund  (Cont.)

Notes to Schedule of Investments (amounts in thousands*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Security is in default.
(b)	When-Issued security.
(c)	Security becomes interest bearing at a future date.
(d)	Securities with an aggregate market value of $710 have been pledged as collateral for swap and swaption contracts on September 30, 2009.
(e)	Swap agreements outstanding on September 30, 2009:

Credit Default Swaps on Corporate, Sovereign, and U.S. Municipal Issues - Sell Protection (1)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at September 30, 2009 (2)	Notional Amount (3)	Market Value	Upfront Premiums Paid/(Received)	Unrealized (Depreciation)
Long Island, New York Power Authority Revenue Bonds, Series 2006	GSC	0.950%	06/20/2018	2.280%	$ 5,000	$(341)	$0	$(341)
Puerto Rico Electric Power Authority Revenue Bonds, Series 2007	GSC	1.500%	06/20/2018	3.330%	5,000	(393)	0	(393)

						$(734)	$0	$(734)

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, U.S. municipal issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(f)	Restricted securities as of September 30, 2009:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Colorado State Educational & Cultural Facilities Authority Revenue Bonds, Series 2007	5.700%	05/01/2037	06/27/2007	$800	$616	0.23%
Michigan State Public Educational Facilities Authority Revenue Bonds, (Q-SBLF Insured), Series 2008	7.000%	10/01/2036	07/30/2008	230	208	0.08%

				$1,030	$824	0.31%

(g)	Fair Value Measurements +

The following is a summary of the fair valuations according to the inputs used as of September 30, 2009 in valuing the Fund’s assets and liabilities:

Category ++	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 09/30/2009
California	$0	$16,980	$0	$16,980
Florida	0	13,891	0	13,891
Illinois	0	21,629	0	21,629
New York	0	15,269	0	15,269
Pennsylvania	0	16,420	0	16,420
Texas	0	26,458	0	26,458
Other Investments +++	89	154,801	0	154,890

Investments, at value	$89	$265,448	$0	$265,537

Financial Derivative Instruments ++++	$0	$0	$(734)	$(734)

Total	$89	$265,448	$(734)	$264,803

40	PIMCO Funds	Municipal Bond Funds	See Accompanying Notes

(Unaudited) September 30, 2009

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ending September 30, 2009:

Category ++	Beginning Balance at 03/31/2009	Net Purchases/ (Sales)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)	Net Transfers In/ (Out) of Level 3	Ending Balance at 09/30/2009	Net Change in Unrealized Appreciation/ (Depreciation) on investments held at 09/30/2009
Financial Derivative Instruments ++++	$(2,711)	$0	$0	$0	$1,977	$0	$(734)	$0

+	See note 2 in the Notes to Financial Statements for additional information.
++	Refer to the Schedule of Investments for additional information.
+++	Sum of all other categories each of which individually has an aggregate market value of less than 5% of net assets.
++++	Financial derivative instruments may include open futures contracts, swap contracts, written options, and foreign currency contracts.

(h)	Fair Value of Derivative Instruments ^

The following is a summary of the fair valuations of the Fund’s derivative instruments categorized by risk exposure:

Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of September 30, 2009:

	Derivatives not accounted for as hedging instruments
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Other Contracts	Total
Liabilities:
Unrealized depreciation on swap agreements	$0	$0	$734	$0	$0	$734

The Effect of Derivative Instruments on the Statement of Operations for the Six Months Ended September 30, 2009:

	Derivatives not accounted for as hedging instruments
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Other Contracts	Total
Realized (Loss) on Derivatives Recognized as a Result from Operations:
Net realized (loss) on futures contracts, written options and swaps	$0	$0	$(1,013)	$0	$0	$(1,013)

Net Change in Unrealized Appreciation on Derivatives Recognized as a Result from Operations:
Net change in unrealized appreciation on futures contracts, written options and swaps	$0	$0	$2,249	$0	$0	$2,249

^	See note 2 in the Notes to Financial Statements for additional information.

See Accompanying Notes	Semiannual Report	September 30, 2009	41

Schedule of Investments  Municipal Bond Fund

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CORPORATE BONDS & NOTES 1.4%

American International Group, Inc.
4.250% due 05/15/2013	$600	$500
4.700% due 10/01/2010	1,400	1,352
4.950% due 03/20/2012	100	90
5.600% due 10/18/2016	100	74
8.175% due 05/15/2058	200	121
8.250% due 08/15/2018	900	766

JPMorgan Chase & Co.
7.900% due 04/29/2049	1,900	1,830

SLM Corp.
4.500% due 07/26/2010	1,500	1,458

Total Corporate Bonds & Notes (Cost $5,819)		6,191

MUNICIPAL BONDS & NOTES 97.2%

ALABAMA 1.2%

Alabama State 21st Century Authority Revenue Bonds, Series 2001
5.750% due 12/01/2018	2,295	2,364

Jefferson County, Alabama Limited Obligation Revenue Bonds, Series 2004
5.250% due 01/01/2019	3,300	2,806

		5,170

ALASKA 0.5%

Alaska State Housing Finance Corp. Revenue Bonds, (NPFGC Insured), Series 2002
5.250% due 06/01/2032	540	546

Anchorage, Alaska General Obligation Bonds, (NPFGC-FGIC Insured), Series 2006
5.000% due 10/01/2018	1,480	1,682

		2,228

ARIZONA 1.5%

Arizona State Salt River Project Agricultural Improvement and Power District Revenue Bonds, Series 2005
4.750% due 01/01/2035	500	519

Arizona State Salt Verde Financial Corp. Revenue Bonds, Series 2007
5.000% due 12/01/2037	6,000	5,589

Pima County, Arizona Industrial Development Authority Revenue Bonds, (HUD Insured), Series 1998
5.375% due 06/01/2010	455	462

		6,570

CALIFORNIA 15.1%

Anaheim, California Public Financing Authority Revenue Bonds, (FSA Insured), Series 1997
0.000% due 09/01/2035	4,000	750

California State Association of Bay Area Governments Finance Authority for Non-Profit Corp. Revenue Bonds, (CM Insured), Series 2003
5.200% due 11/15/2022	2,565	2,616

California State Department of Water Resources Revenue Notes, (NPFGC-IBC Insured), Series 2002
5.500% due 05/01/2012	1,000	1,103

California State General Obligation Bonds, Series 2007
5.000% due 06/01/2032	4,000	4,030

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

California State Health Facilities Financing Authority Revenue Bonds, Series 2008
5.125% due 07/01/2022	$7,800	$8,075
5.625% due 07/01/2032	3,200	3,273

California State Health Facilities Financing Authority Revenue Bonds, Series 2009
5.750% due 09/01/2039	1,000	1,038
6.000% due 07/01/2039	1,000	1,060

California State San Ramon Valley Unified School District General Obligation Bonds, (NPFGC-FGIC Insured), Series 1998
0.000% due 07/01/2018	2,385	1,669

Culver, California Redevelopment Agency Tax Allocation Bonds, (AMBAC Insured), Series 2005
5.000% due 11/01/2023	630	617

Foothill, California Eastern Transportation Corridor Agency Revenue Bonds, (NPFGC-IBC Insured), Series 1999
5.875% due 01/15/2026	1,565	1,596

Foothill, California Eastern Transportation Corridor Agency Revenue Bonds, Series 1995
0.000% due 01/01/2026	1,000	527

Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2003
6.250% due 06/01/2033	18,690	20,844

Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2007
5.000% due 06/01/2033	5,000	4,325

Imperial, California Community College District General Obligation Bonds, (XLCA Insured), Series 2006
0.000% due 08/01/2031	3,010	770

Indian Wells, California Redevelopment Agency Tax Allocation Bonds, (AMBAC Insured), Series 2006
4.750% due 09/01/2034	3,850	3,719

Morgan Hill, California Unified School District General Obligation Notes, (AMBAC Insured), Series 2006
0.000% due 08/01/2015	2,890	2,347
0.000% due 08/01/2016	1,400	1,073

Poway, California Unified School District Special Tax Bonds, Series 2005
4.700% due 09/01/2016	940	957
4.800% due 09/01/2017	875	887

Poway, California Unified School District Special Tax Notes, Series 2005
4.600% due 09/01/2015	420	432

Southern California State Public Power Authority Revenue Bonds, Series 2007
5.250% due 11/01/2020	4,000	4,150

University of California Revenue Bonds, (FSA Insured), Series 2005
5.000% due 05/15/2016	1,500	1,676

		67,534

COLORADO 2.6%

Colorado State Health Facilities Authority Revenue Bonds, (FSA Insured), Series 2003
5.500% due 05/15/2030	1,375	1,480

Colorado State Health Facilities Authority Revenue Bonds, Series 2006
5.250% due 06/01/2036	1,000	986

Colorado State Housing & Finance Authority Revenue Bonds, (FHA/VA Insured), Series 2000
5.700% due 10/01/2022	25	26

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Colorado State Housing & Finance Authority Revenue Bonds, Series 2000
6.700% due 10/01/2016	$10	$10
6.750% due 04/01/2015	40	40

Colorado State Public Authority for Energy Revenue Bonds, Series 2008
6.500% due 11/15/2038	6,500	7,264

Denver, Colorado City & County Certificates of Participation Bonds, Series 2008
0.270% due 12/01/2029	1,200	1,200

Mesa State College of Colorado Revenue Notes, Series 2009
3.000% due 05/15/2013 (b)	370	390

		11,396

DISTRICT OF COLUMBIA 1.6%

District of Columbia Metropolitan Airports Authority Revenue Bonds, Series 2009
0.300% due 10/01/2039	200	200

District of Columbia Revenue Bonds, (NPFGC-FGIC Insured), Series 2006
5.000% due 02/01/2035	7,085	6,401

District of Columbia Revenue Notes, Series 2009
5.000% due 04/01/2019	400	433

		7,034

FLORIDA 6.7%

Florida State Board of Education General Obligation Bonds, (ST-GTD Insured), Series 2005
4.750% due 06/01/2035	1,270	1,301

Florida State JEA Water & Sewer System Revenue Bonds, (NPFGC Insured), Series 2006
1.010% due 10/01/2020	5,000	4,149

Florida State JEA Water & Sewer System Revenue Notes, Series 2009
5.000% due 10/01/2016	2,500	2,874

Florida State Keys Aqueduct Authority Revenue Bonds, (NPFGC-FGIC Insured), Series 2007
5.000% due 09/01/2037	2,765	2,816

Florida State Municipal Power Agency Revenue Bonds, Series 2008
0.300% due 10/01/2035	1,700	1,700

Miami-Dade County, Florida Revenue Bonds, (NPFGC Insured), Series 2005
5.000% due 10/01/2035	10,200	10,305

Miami-Dade County, Florida Revenue Bonds, Series 2009
5.500% due 10/01/2036	1,000	1,041

Orange County, Florida Health Facilities Authority Revenue Bonds, (NPFGC Insured), Series 1996
6.250% due 10/01/2011	290	313

Sarasota County, Florida Public Hospital Board Revenue Bonds, (NPFGC Insured), Series 1997
6.556% due 10/01/2021	5,000	4,440

Tampa, Florida Guaranteed Entitlement Revenue Bonds, (AMBAC Insured), Series 2001
6.000% due 10/01/2018	800	841

		29,780

GEORGIA 1.0%

Atlanta, Georgia Downtown Development Authority Revenue Notes, (AGC Insured), Series 2009
4.000% due 07/01/2011	1,000	1,038

42	PIMCO Funds	Municipal Bond Funds	See Accompanying Notes

(Unaudited) September 30, 2009

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Georgia State Main Street Natural Gas, Inc. Revenue Bonds, Series 2008
6.250% due 07/15/2028 (a)	$1,000	$460

Georgia State Main Street Natural Gas, Inc. Revenue Notes, Series 2007
5.000% due 03/15/2010	2,800	2,820

Georgia State Municipal Electric Authority Revenue Bonds, (NPFGC-IBC Insured), Series 1997
6.500% due 01/01/2012	125	132

		4,450

HAWAII 0.1%

Hawaii State General Obligation Notes, Series 2009
5.000% due 06/01/2017	300	352

ILLINOIS 6.7%

Chicago, Illinois Board of Education General Obligation Bonds, (NPFGC-FGIC Insured), Series 1998
0.000% due 12/01/2020	1,000	608

Chicago, Illinois Board of Education General Obligation Bonds, (NPFGC-FGIC Insured), Series 1999
0.000% due 12/01/2031	1,000	296

Chicago, Illinois General Obligation Bonds, (NPFGC Insured), Series 2001
0.000% due 01/01/2020 (c)	1,290	1,357

Chicago, Illinois O'Hare International Airport Revenue Bonds, (NPFGC-FGIC Insured), Series 2005
5.250% due 01/01/2023	5,000	5,268

Chicago, Illinois Waste & Water Revenue Bonds, (NPFGC Insured), Series 1998
0.000% due 01/01/2021	2,000	1,258

Cook County, Illinois Community School District No. 97-Oak Park General Obligation Bonds, (NPFGC-FGIC Insured), Series 1999
9.000% due 12/01/2012	1,000	1,211

Cook County, Illinois School District No. 122-Oak Lawn General Obligation Bonds, (NPFGC-FGIC Insured), Series 2000
0.000% due 12/01/2016	2,570	2,058

Cook County, Illinois Township High School District No. 225-Northfield General Obligation Bonds, Series 2002
0.000% due 12/01/2012	135	126
0.000% due 12/01/2014	255	219
0.000% due 12/01/2015	1,885	1,551

Cook County, Illinois Township High School District No. 225-Northfield General Obligation Notes, Series 2002
0.000% due 12/01/2011	125	120

Cook, Kane, Lake & McHenry Counties, Illinois Community College District No. 512 General Obligation Bonds, Series 2009
5.000% due 12/01/2019	150	175

Illinois State Finance Authority Revenue Bonds, (AMBAC Insured), Series 2004
5.000% due 11/15/2023	3,935	3,620

Illinois State Health Facilities Authority Revenue Bonds, (NPFGC Insured), Series 1992
6.250% due 09/01/2021	695	864

Kane, McHenry, Cook & De Kalb Counties, Illinois Unit School District No. 300 General Obligation Bonds, (AMBAC Insured), Series 2002
0.000% due 12/01/2020	1,290	806

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Kendall, Kane & Will Counties, Illinois Community Unit School District No. 308 General Obligation Notes, (FSA Insured), Series 2003
0.000% due 10/01/2012	$3,000	$2,791

Lake County, Illinois Community High School District No. 127-Grayslake General Obligation Bonds, (NPFGC-FGIC Insured), Series 2002
0.000% due 02/01/2017	5,420	4,253

Northern Illinois State Municipal Power Agency Revenue Bonds, (NPFGC Insured), Series 2007
5.000% due 01/01/2018	1,000	1,104

Will County, Illinois Community Unit School District No. 365 Valley View General Obligation Bonds, (FSA Insured), Series 2002
0.000% due 11/01/2019	3,400	2,250

		29,935

INDIANA 4.2%

Danville, Indiana Multi-School Building Corp. Revenue Bonds, (FSA Insured), Series 2001
4.400% due 01/15/2012	170	176
4.500% due 01/15/2013	190	196
4.650% due 01/15/2014	210	216
4.750% due 01/15/2015	235	241
4.850% due 01/15/2016	295	302

Danville, Indiana Multi-School Building Corp. Revenue Notes, (FSA Insured), Series 2001
4.250% due 07/15/2011	290	301
5.000% due 07/15/2010	180	183

Indiana State Development Finance Authority Revenue Bonds, Series 2005
5.000% due 06/01/2022	1,590	1,704

Indiana State Health & Educational Facilities Financing Authority Revenue Bonds, Series 2006
5.250% due 02/15/2040	5,000	4,903

Indiana State IPS Multi-School Building Corp. Revenue Bonds, (NPFGC Insured), Series 2007
3.000% due 01/15/2026	6,800	5,576

Indiana State Tri-Creek School Building Corp. Revenue Bonds, (FSA Insured), Series 2007
4.250% due 07/15/2020	1,000	1,042

Indianapolis, Indiana Local Public Improvement Revenue Bonds, Series 1992
6.750% due 02/01/2014	1,000	1,109

Indianapolis, Indiana Local Public Improvement Revenue Notes, (AGC Insured), Series 2009
5.000% due 01/01/2019	500	581

Mishawaka, Indiana School Building Corp. Revenue Bonds, (FSA Insured), Series 2006
4.250% due 01/15/2026	1,325	1,345

South Bend, Indiana Redevelopment Authority Revenue Bonds, Series 2000
5.100% due 02/01/2011	405	421
5.200% due 02/01/2012	230	239
5.500% due 02/01/2015	180	186

		18,721

KANSAS 0.2%

Kansas State Development Finance Authority Revenue Bonds, Series 2009
5.750% due 11/15/2038	500	539

Lenexa, Kansas Revenue Notes, Series 2007
5.125% due 05/15/2015	575	528

		1,067

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
KENTUCKY 0.1%

Kentucky State Development Finance Authority Hospital Revenue Bonds, Series 1989
6.000% due 10/01/2019	$605	$605

LOUISIANA 1.9%

Louisiana State General Obligation Bonds, (NPFGC-FGIC Insured), Series 2002
5.000% due 04/01/2019	270	286

Louisiana State Local Government Environmental Facilities & Community Development Authority Revenue Bonds, (NPFGC Insured), Series 2000
5.700% due 01/01/2010	25	25

Louisiana State Tobacco Settlement Financing Corp. Revenue Bonds, Series 2001
5.875% due 05/15/2039	8,430	8,115

		8,426

MARYLAND 0.8%

Maryland State Health & Higher Educational Facilities Authority Revenue Bonds, Series 2007
5.000% due 07/01/2027	4,000	3,571

MASSACHUSETTS 2.2%

Massachusetts State Development Finance Agency Revenue Bonds, (ACA Insured), Series 2005
5.000% due 03/01/2035	1,000	858

Massachusetts State General Obligation Bonds, (FSA Insured), Series 2006
0.000% due 11/01/2019	5,090	4,465
0.000% due 11/01/2020	2,595	2,246

Massachusetts State Health & Educational Facilities Authority Revenue Bonds, Series 2001
6.000% due 07/01/2014	500	535

Massachusetts State Revenue Bonds, (NPFGC-FGIC Insured), Series 2004
6.783% due 01/01/2017	1,000	949
6.823% due 01/01/2016	750	723

		9,776

MICHIGAN 0.9%

Michigan State Building Authority Revenue Bonds, (FSA-CR/FGIC Insured), Series 2006
0.000% due 10/15/2023	3,400	1,694

Michigan State Hospital Finance Authority Revenue Bonds, Series 1999
6.125% due 11/15/2026	50	51

Michigan State Public Power Agency Revenue Bonds, (AMBAC Insured), Series 2001
5.250% due 01/01/2015	1,000	1,050

Michigan State Tobacco Settlement Finance Authority Revenue Bonds, Series 2007
5.125% due 06/01/2022	1,350	1,246

		4,041

MINNESOTA 0.5%

St. Cloud, Minnesota Revenue Bonds, (AGC Insured), Series 2008
5.500% due 05/01/2039	2,000	2,113

See Accompanying Notes	Semiannual Report	September 30, 2009	43

Schedule of Investments  Municipal Bond Fund  (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MISSOURI 1.2%

Lee's Summit, Missouri Strother Interchange Transportation Development District Revenue Bonds, Series 2006
5.000% due 05/01/2024	$500	$398

Missouri State Development Finance Board Revenue Bonds, Series 2007
5.000% due 11/01/2022	2,000	1,805

Missouri State Development Finance Board Revenue Notes, Series 2007
5.000% due 11/01/2014	1,035	1,033
5.000% due 11/01/2015	540	532

Missouri State Environmental Improvement & Energy Resources Revenue Bonds, Series 2000
5.750% due 07/01/2014	350	362

Missouri State Housing Development Commission Revenue Bonds, (FHA Insured), Series 2001
5.250% due 12/01/2016	275	282

St. Louis County, Missouri Industrial Development Authority Revenue Bonds, Series 2005
5.000% due 11/01/2024	1,250	1,013

		5,425

NEW HAMPSHIRE 0.2%

New Hampshire State Health & Education Facilities Authority Revenue Bonds, Series 2007
0.300% due 06/01/2041	700	700

NEW JERSEY 3.5%

Camden County, New Jersey Improvement Authority Revenue Notes, Series 2005
5.250% due 02/15/2010	570	573

New Jersey State Economic Development Authority Revenue Bonds, Series 1998
5.600% due 01/01/2012	630	621
6.000% due 11/01/2028	3,500	2,484
6.500% due 04/01/2018	665	644
6.500% due 04/01/2031	2,115	1,836

New Jersey State Economic Development Authority Revenue Bonds, Series 1999
6.625% due 09/15/2012	3,500	3,476

New Jersey State General Obligation Bonds, Series 1992
6.000% due 02/15/2011	510	547

New Jersey State Tobacco Settlement Financing Corp. Revenue Bonds, Series 2007
5.000% due 06/01/2041	7,350	5,562

		15,743

NEW MEXICO 1.2%

New Mexico State Mortgage Finance Authority Revenue Bonds, (GNMA/FNMA/FHLMC Insured), Series 2008
5.000% due 07/01/2025	5,000	5,358

NEW YORK 8.5%

Arlington, New York Central School District General Obligation Notes, Series 2009
3.000% due 05/15/2011	780	808

Long Island, New York Power Authority Revenue Notes, (NPFGC Insured), Series 2006
0.000% due 09/01/2015	3,000	2,585

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

New York City, New York General Obligation Bonds, (NPFGC Insured), Series 2001
5.250% due 11/01/2015	$2,000	$2,167

New York City, New York General Obligation Bonds, Series 2007
5.000% due 10/01/2019	4,300	4,851

New York City, New York Industrial Development Agency Revenue Bonds, (FGIC Insured), Series 2006
0.000% due 03/01/2020	3,900	2,866
0.000% due 03/01/2022	4,000	2,767
5.000% due 03/01/2031	5,290	5,299

New York City, New York Industrial Development Agency Revenue Bonds, (NPFGC Insured), Series 2006
0.000% due 03/01/2023	4,000	2,679

New York City, New York Transitional Finance Authority Revenue Bonds, Series 2002
5.250% due 02/01/2029	3,000	3,159

New York State Dormitory Authority Revenue Bonds, (ACA Insured), Series 2000
5.850% due 07/01/2010	220	221

New York State Dormitory Authority Revenue Bonds, (FHA Insured), Series 2004
6.250% due 08/15/2015	1,815	1,937

New York State Dormitory Authority Revenue Bonds, Series 2002
6.000% due 11/15/2029	3,800	4,170

New York State Metropolitan Transportation Authority Revenue Notes, (NPFGC-FGIC Insured), Series 2002
5.250% due 01/01/2011	1,250	1,309

New York State Port Authority of New York & New Jersey Revenue Bonds, Series 2006
5.000% due 07/15/2021	150	166

New York State Urban Development Corp. Revenue Bonds, Series 2002
5.500% due 01/01/2017	2,790	2,935

		37,919

NORTH CAROLINA 1.1%

Catawba, North Carolina Municipal Power Agency No. 1 Revenue Bonds, Series 2008
5.250% due 01/01/2020	1,800	2,021

Durham, North Carolina General Obligation Bonds, Series 2002
5.000% due 04/01/2021	550	585

North Carolina State Eastern Municipal Power Agency Revenue Bonds, Series 2009
5.000% due 01/01/2026 (b)	1,000	1,054

North Carolina State Eastern Municipal Power Agency Revenue Notes, Series 2009
5.000% due 01/01/2017 (b)	1,000	1,098

		4,758

OHIO 3.4%

Ohio State American Municipal Power, Inc. Revenue Notes, Series 2007
5.000% due 02/01/2013	4,500	4,740

Ohio State Buckeye Tobacco Settlement Financing Authority Revenue Bonds, Series 2007
5.750% due 06/01/2034	450	422
5.875% due 06/01/2047	6,600	5,362

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Ohio State Building Authority Revenue Bonds, Series 2009
5.000% due 10/01/2020	$140	$161

Ohio State General Obligation Bonds, Series 2009
5.000% due 08/01/2020	3,145	3,736

Ohio State Turnpike Commission Revenue Notes, Series 2009
5.000% due 02/15/2013	700	771

		15,192

PENNSYLVANIA 2.1%

Allegheny County, Pennsylvania Hospital Development Authority Revenue Notes, Series 2005
4.500% due 04/01/2015	790	764

Dauphin County, Pennsylvania General Obligation Notes, Series 2009
3.500% due 11/15/2012 (b)	300	320

Pennsylvania State General Obligation Bonds, Series 2009
5.000% due 04/15/2020	5,000	5,873

Pennsylvania State Higher Educational Facilities Authority Revenue Notes, Series 2009
5.000% due 08/01/2017	1,500	1,733

Philadelphia, Pennsylvania Hospitals & Higher Education Facilities Authority Revenue Bonds, Series 2007
5.000% due 07/01/2022	1,000	921

		9,611

PUERTO RICO 1.9%

Commonwealth of Puerto Rico General Obligation Bonds, (AGC Insured), Series 2006
0.263% due 07/01/2019	3,000	2,225

Puerto Rico Children's Trust Fund Revenue Bonds, Series 2000
6.000% due 07/01/2026	150	156

Puerto Rico Sales Tax Financing Corp. Revenue Bonds, (AMBAC Insured), Series 2007
0.000% due 08/01/2047	50,000	5,606
0.000% due 08/01/2054	9,200	688

		8,675

RHODE ISLAND 1.3%

Rhode Island State Tobacco Settlement Financing Corp. Revenue Bonds, Series 2002
6.250% due 06/01/2042	6,025	5,901

SOUTH CAROLINA 0.8%

Greenville County, South Carolina School District Revenue Bonds, (FSA Insured), Series 2006
5.000% due 12/01/2020	2,395	2,648

South Carolina State Jobs-Economic Development Authority Revenue Bonds, (AGC Insured), Series 2009
5.500% due 02/01/2038	1,000	1,060

		3,708

TENNESSEE 3.1%

Tennessee State Energy Acquisition Corp. Revenue Bonds, Series 2006
5.000% due 02/01/2023	7,800	7,658
5.000% due 02/01/2024	1,400	1,366
5.000% due 02/01/2027	5,000	4,815

		13,839

44	PIMCO Funds	Municipal Bond Funds	See Accompanying Notes

(Unaudited) September 30, 2009

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
TEXAS 12.8%

Bastrop, Texas Independent School District General Obligation Bonds, (PSF-GTD Insured), Series 2002
5.650% due 02/15/2035	$90	$95

Bexar County, Texas Multi-Family Housing Finance Corp. Revenue Bonds, Series 2001
4.875% due 06/15/2011	285	290

Birdville, Texas Independent School District General Obligation Bonds, (PSF-GTD Insured), Series 2007
0.000% due 02/15/2024	2,260	1,205

Fort Bend County, Texas General Obligation Bonds, (NPFGC Insured), Series 2007
4.750% due 03/01/2031	400	414

Godley, Texas Independent School District General Obligation Bonds, (PSF-GTD Insured), Series 2008
5.250% due 02/15/2028	3,000	3,302

Harris County, Texas Cultural Education Facilities Finance Corp. Revenue Notes, Series 2009
5.000% due 06/01/2012	4,000	4,369

Houston, Texas Airport Systems Revenue Bonds, Series 2001
6.750% due 07/01/2029	1,000	986

Houston, Texas Higher Education Finance Corp. Revenue Bonds, Series 2007
4.750% due 05/15/2037	165	173

Houston, Texas Revenue Bonds, (NPFGC-FGIC Insured), Series 1998
5.000% due 07/01/2025	5,000	4,830

Houston, Texas Water & Sewer System Revenue Bonds, (FSA Insured), Series 2001
5.500% due 12/01/2017	1,000	1,082

Midlothian, Texas Independent School District General Obligation Bonds, (PSF-GTD Insured), Series 1999
0.000% due 02/15/2018	20	12

North Central Texas State Health Facility Development Corp. Revenue Bonds, (AMBAC Insured), Series 2002
5.500% due 08/15/2017	1,000	1,075

North Texas State Health Facilities Development Corp. Revenue Bonds, (FSA Insured), Series 2007
5.000% due 09/01/2020	895	946

Springtown, Texas Independent School District, General Obligation Bonds, (PSF-GTD Insured), Series 2008
5.000% due 02/15/2033	10,160	10,928

Tarrant County, Texas Cultural Education Facilities Finance Corp. Revenue Bonds, Series 2007
5.000% due 02/15/2026	3,425	3,520

Tarrant County, Texas Cultural Education Facilities Finance Corp. Revenue Bonds, Series 2009
6.250% due 11/15/2029	1,500	1,629

Texas State Alliance Airport Authority Revenue Bonds, Series 2006
4.850% due 04/01/2021	1,000	947

Texas State Leander Independent School District General Obligation Bonds, (NPFGC-FGIC Insured), Series 2005
0.000% due 08/15/2023	1,195	602

Texas State Lower Colorado River Authority Revenue Bonds, (NPFGC Insured), Series 2006
4.750% due 05/15/2029	8,000	8,067

Texas State Lower Colorado River Authority Revenue Bonds, Series 2009
5.000% due 05/15/2023	800	869

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Texas State Municipal Gas Acquisition & Supply Corp. I Revenue Bonds, Series 2006
5.250% due 12/15/2021	$2,150	$2,189

Texas State Municipal Gas Acquisition & Supply Corp. I Revenue Notes, Series 2006
5.000% due 12/15/2011	850	876

Texas State Sabine River Authority Revenue Bonds, Series 2001
5.500% due 05/01/2022	1,000	857

Texas State Transportation Commission Revenue Bonds, Series 2006
4.750% due 04/01/2024	5,020	5,400

Travis County, Texas Health Facilities Development Corp. Revenue Bonds, Series 1993
6.000% due 11/15/2022 (f)	1,400	1,643

Waxahachie, Texas Independent School District General Obligation Bonds, (PSF-GTD Insured), Series 2002
0.000% due 08/15/2022	1,000	624

Williamson County, Texas General Obligation Bonds, (NPFGC Insured), Series 2005
5.250% due 02/15/2018	150	176

		57,106

UTAH 0.4%

Park City, Utah Revenue Notes, Series 2009
4.000% due 06/15/2010	330	338
4.000% due 06/15/2011	585	616

Utah State Intermountain Power Agency Revenue Bonds, (AMBAC Insured), Series 1993
0.000% due 07/01/2017	1,000	768

		1,722

VIRGIN ISLANDS 0.3%

Virgin Islands Public Finance Authority Revenue Bonds, Series 2003
6.125% due 07/01/2022	1,500	1,533

VIRGINIA 1.3%

Virginia State Housing Development Authority Revenue Bonds, (NPFGC Insured), Series 2001
5.350% due 07/01/2031	1,000	1,010

Virginia State Public Building Authority Revenue Bonds, Series 2009
5.000% due 08/01/2019	4,030	4,832

		5,842

WASHINGTON 4.1%

King County, Washington Public Hospital District No. 1 General Obligation Bonds, Series 2008
5.250% due 12/01/2028	2,500	2,729

Snohomish County, Washington School District No. 2 Everett General Obligation Bonds, (NPFGC-FGIC Insured), Series 2006
5.000% due 12/01/2017	1,845	2,123

Washington State General Obligation Bonds, (AMBAC Insured), Series 2004
0.000% due 12/01/2019	2,520	1,733

Washington State General Obligation Notes, (AMBAC Insured), Series 2004
0.000% due 12/01/2011	5,435	5,248

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Washington State Tobacco Settlement Authority Revenue Bonds, Series 2002
6.625% due 06/01/2032	$5,000	$4,928

Yakima County, Washington School District No. 208 General Obligation Bonds, (FSA Insured), Series 2007
5.000% due 12/01/2023	1,220	1,340

		18,101

WISCONSIN 2.2%

South Milwaukee, Wisconsin School District General Obligation Notes, (NPFGC-FGIC Insured), Series 2002
3.750% due 04/01/2011	385	401

Wisconsin State Clean Water Revenue Bonds, Series 2002
5.000% due 06/01/2018	100	106
5.000% due 06/01/2019	100	106
5.000% due 06/01/2020	100	105
5.100% due 06/01/2021	100	105
5.100% due 06/01/2022	100	105
5.100% due 06/01/2023	100	105

Wisconsin State General Obligation Notes, Series 2008
4.750% due 05/01/2018	5,000	5,352

Wisconsin State Health & Educational Facilities Authority Revenue Bonds, Series 2009
6.625% due 02/15/2032	580	610

Wisconsin State Housing & Economic Development Authority Revenue Bonds, (NPFGC Insured), Series 2002
4.700% due 11/01/2012	315	321
5.350% due 11/01/2022	1,210	1,243

Wisconsin State Housing & Economic Development Authority Revenue Notes, (NPFGC Insured), Series 2002
4.700% due 05/01/2012	1,175	1,193

		9,752

Total Municipal Bonds & Notes (Cost $434,602)		433,654

MORTGAGE-BACKED SECURITIES 1.0%

Countrywide Alternative Loan Trust
2.401% due 11/25/2035	2,342	1,143
2.941% due 11/25/2035	2,539	1,342

Residential Accredit Loans, Inc.
0.396% due 02/25/2047	4,643	1,984

Total Mortgage-Backed Securities (Cost $5,926)		4,469

SHORT-TERM INSTRUMENTS 0.4%

U.S. TREASURY BILLS 0.4%
0.260% due 02/25/2010 (d)	1,610	1,608

Total Short-Term Instruments (Cost $1,608)		1,608

Total Investments 100.0% (Cost $447,955)		$445,922

Other Assets and Liabilities (Net) 0.0%		49

Net Assets 100.0%		$445,971

See Accompanying Notes	Semiannual Report	September 30, 2009	45

Schedule of Investments  Municipal Bond Fund  (Cont.)

Notes to Schedule of Investments (amounts in thousands*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Security is in default.
(b)	When-Issued security.
(c)	Security becomes interest bearing at a future date.
(d)	Securities with an aggregate market value of $1,608 have been pledged as collateral for swap and swaption contracts on September 30, 2009.
(e)	Swap agreements outstanding on September 30, 2009:

Credit Default Swaps on Corporate, Sovereign, and U.S. Municipal Issues - Sell Protection (1)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at September 30, 2009 (2)	Notional Amount (3)	Market Value	Upfront Premiums Paid/(Received)	Unrealized (Depreciation)
Arizona State Salt River Project Agricultural Improvement and Power District Revenue Bonds, Series 2008	GSC	0.530%	06/20/2018	1.180%	$ 5,000	$(204)	$0	$(204)
Bay Area, California Toll Authority Revenue Bonds, Series 2006	GSC	0.700%	06/20/2018	1.480%	5,000	(230)	0	(230)
Los Angeles, California Department of Water & Power Revenue Bonds, Series 2001	GSC	0.640%	06/20/2018	1.280%	5,000	(197)	0	(197)
New York State Metropolitan Transportation Authority Revenue Bonds, Series 2005	GSC	0.650%	06/20/2018	1.880%	5,000	(339)	0	(339)
San Antonio, Texas Revenue Bonds, Series 2005	GSC	0.700%	06/20/2018	1.180%	5,000	(150)	0	(150)
Utah State Intermountain Power Agency Revenue Bonds, Series 2008	GSC	0.880%	06/20/2018	1.380%	5,000	(150)	0	(150)
Washington State Energy Northwest Revenue Notes, Series 2008	GSC	0.700%	06/20/2018	1.580%	5,000	(256)	0	(256)

						$(1,526)	$0	$(1,526)

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, U.S. municipal issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(f)	Restricted securities as of September 30, 2009:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Travis County, Texas Health Facilities Development Corp. Revenue Bonds, Series 1993	6.000%	11/15/2022	09/20/2002	$1,491	$1,643	0.37%

(g)	Fair Value Measurements +

The following is a summary of the fair valuations according to the inputs used as of September 30, 2009 in valuing the Fund’s assets and liabilities:

Category ++	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 09/30/2009
California	$0	$67,534	$0	$67,534
Florida	0	29,780	0	29,780
Illinois	0	29,935	0	29,935
New York	0	37,919	0	37,919
Texas	0	56,237	869	57,106
Other Investments +++	0	223,648	0	223,648

Investments, at value	$0	$445,053	$869	$445,922

Financial Derivative Instruments ++++	$0	$0	$(1,526)	$(1,526)

Total	$0	$445,053	$(657)	$444,396

46	PIMCO Funds	Municipal Bond Funds	See Accompanying Notes

(Unaudited) September 30, 2009

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ending September 30, 2009:

Category ++	Beginning Balance at 03/31/2009	Net Purchases/ (Sales)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)	Net Transfers In/ (Out) of Level 3	Ending Balance at 09/30/2009	Net Change in Unrealized Appreciation/ (Depreciation) on investments held at 09/30/2009
Texas	$0	$875	$0	$0	$(6)	$0	$869	$(6)

Financial Derivative Instruments ++++	$(12,606)	$0	$0	$0	$11,080	$0	$(1,526)	$0

Total	$(12,606)	$875	$0	$0	$11,074	$0	$(657)	$(6)

+	See note 2 in the Notes to Financial Statements for additional information.
++	Refer to the Schedule of Investments for additional information.
+++	Sum of all other categories each of which individually has an aggregate market value of less than 5% of net assets.
++++	Financial derivative instruments may include open futures contracts, swap contracts, written options, and foreign currency contracts.

(h)	Fair Value of Derivative Instruments ^

The following is a summary of the fair valuations of the Fund’s derivative instruments categorized by risk exposure:

Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of September 30, 2009:

	Derivatives not accounted for as hedging instruments
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Other Contracts	Total
Liabilities:
Unrealized depreciation on swap agreements	$0	$0	$1,526	$0	$0	$1,526

The Effect of Derivative Instruments on the Statement of Operations for the Six Months Ended September 30, 2009:

	Derivatives not accounted for as hedging instruments
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Other Contracts	Total
Realized (Loss) on Derivatives Recognized as a Result from Operations:
Net realized (loss) on futures contracts, written options and swaps	$0	$0	$(8,223)	$0	$0	$(8,223)

Net Change in Unrealized Appreciation on Derivatives Recognized as a Result from Operations:
Net change in unrealized appreciation on futures contracts, written options and swaps	$0	$0	$12,603	$0	$0	$12,603

^	See note 2 in the Notes to Financial Statements for additional information.

See Accompanying Notes	Semiannual Report	September 30, 2009	47

Schedule of Investments  MuniGO Fund

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MUNICIPAL BONDS & NOTES 100.6%

ALABAMA 3.4%

Alabama State General Obligation Bonds, (FSA Insured), Series 2007
5.000% due 08/01/2017	$730	$861

ARIZONA 3.2%

Mesa, Arizona General Obligation Bonds, (NPFGC-FGIC Insured), Series 2004
5.000% due 07/01/2018	700	805

CALIFORNIA 14.9%

California State William S. Hart Union High School District General Obligation Notes, Series 2009
4.000% due 08/01/2017	100	105

Escondido, California Union High School District General Obligation Bonds, (AGC Insured), Series 2009
0.000% due 08/01/2022	1,000	528

Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2003
6.750% due 06/01/2039	200	237

Los Angeles, California Unified School District General Obligation Bonds, (FSA Insured), Series 2007
4.500% due 07/01/2024	500	515

Morgan Hill, California Unified School District General Obligation Notes, (AMBAC Insured), Series 2006
0.000% due 08/01/2014	500	428

Napa Valley, California Unified School District General Obligation Notes, Series 2009
5.500% due 08/01/2018	125	150
5.500% due 08/01/2019	150	181

Nevada, California Union High School District General Obligation Notes, (AGC Insured), Series 2009
5.000% due 08/01/2019	525	603

San Bernardino, California Community College District General Obligation Notes, Series 2009
0.000% due 08/01/2016	320	239

San Joaquin, California Hills Transportation Corridor Agency Revenue Bonds, Series 1993
0.000% due 01/01/2014	300	275

San Rafael, California City High School District General Obligation Bonds, (FSA Insured), Series 2002
5.000% due 08/01/2027	325	338

Whittier, California Union High School District General Obligation Bonds, Series 2009
0.000% due 08/01/2025 (a)	500	202

		3,801

COLORADO 1.2%

Dawson Ridge, Colorado Metropolitan District No. 1 General Obligation Bonds, Series 1992
0.000% due 10/01/2022	500	302

CONNECTICUT 0.6%

East Lyme, Connecticut General Obligation Notes, Series 2009
4.000% due 07/15/2017	150	158

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
FLORIDA 6.8%

Florida State Board of Education General Obligation Bonds, Series 2008
5.000% due 06/01/2020	$500	$568

Florida State Board of Education General Obligation Notes, Series 2009
5.000% due 06/01/2018	500	583
5.000% due 06/01/2019 (a)	500	585

		1,736

GEORGIA 3.4%

Douglasville, Georgia General Obligation Notes, (AGC Insured), Series 2009
5.000% due 02/01/2019	590	689

Georgia State General Obligation Bonds, Series 2007
5.000% due 12/01/2018	150	178

		867

ILLINOIS 5.9%

Chicago, Illinois Board of Education General Obligation Bonds, (AGC Insured), Series 2009
5.000% due 12/01/2019	500	560

Chicago, Illinois Board of Education General Obligation Bonds, (FSA Insured), Series 2006
4.750% due 12/01/2031	500	521

Chicago, Illinois General Obligation Bonds, Series 2003
0.270% due 01/01/2034	200	200

Chicago, Illinois General Obligation Bonds, Series 2008
5.250% due 01/01/2021	100	116

Cook County, Illinois General Obligation Bonds, (AMBAC Insured), Series 2004
5.000% due 11/15/2017	100	111

		1,508

MASSACHUSETTS 1.9%

Massachusetts State General Obligation Bonds, (NPFGC-FGIC Insured), Series 2001
5.500% due 11/01/2019	150	185

Massachusetts State General Obligation Bonds, Series 2002
5.500% due 08/01/2018	250	306

		491

MINNESOTA 4.7%

Minnesota State General Obligation Bonds, Series 2006
5.000% due 11/01/2016	500	594

Minnesota State General Obligation Bonds, Series 2009
5.000% due 08/01/2020	500	600

		1,194

MISSISSIPPI 0.6%

Mississippi State General Obligation Bonds, Series 2002
5.500% due 12/01/2018	125	151

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MONTANA 1.0%

Yellowstone County, Montana Revenue Bonds, Series 2009
5.250% due 09/01/2034	$250	$262

NEVADA 2.6%

Clark County, Nevada School District General Obligation Bonds, (NPFGC-FGIC Insured), Series 2007
5.000% due 06/15/2021	500	556

Clark County, Nevada School District General Obligation Notes, (NPFGC-FGIC Insured), Series 2005
5.000% due 06/15/2013	100	111

		667

NEW HAMPSHIRE 0.8%

New Hampshire State Health & Education Facilities Authority Revenue Bonds, Series 2007
0.280% due 06/01/2031	200	200

NEW YORK 3.3%

Monroe County, New York General Obligation Notes, (AGC Insured), Series 2009
4.000% due 06/01/2012	100	105

New York City, New York General Obligation Bonds, Series 2008
5.250% due 09/01/2020	150	174

New York State Dormitory Authority Revenue Bonds, Series 2008
0.300% due 07/01/2037	200	200

Somers, New York Central School District General Obligation Notes, Series 2009
5.000% due 07/15/2019	300	358

		837

OHIO 5.3%

Cincinnati, Ohio General Obligation Bonds, Series 2009
5.000% due 12/01/2020	150	174

Dayton, Ohio General Obligation Bonds, Series 2009
5.000% due 12/01/2019	500	571

Ohio State General Obligation Bonds, Series 2002
5.500% due 02/01/2020	500	614

		1,359

OREGON 3.3%

Washington County, Oregon School District No. 1 West Union General Obligation Bonds, (NPFGC-FGIC Insured), Series 2005
5.250% due 06/15/2018	700	837

PENNSYLVANIA 5.8%

Lancaster County, Pennsylvania General Obligation Bonds, Series 2009
5.000% due 11/01/2019	600	703

Pennsylvania State General Obligation Notes, Series 2009
5.000% due 04/15/2018	650	769

		1,472

48	PIMCO Funds	Municipal Bond Funds	See Accompanying Notes

(Unaudited) September 30, 2009

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOUTH CAROLINA 6.0%

Charleston County, South Carolina General Obligation Notes, Series 2009
5.500% due 08/01/2019	$500	$625

Fort Mill, South Carolina School District No. 4 General Obligation Bonds, Series 2009
5.000% due 03/01/2021	780	908

		1,533

TENNESSEE 3.3%

Memphis, Tennessee General Obligation Bonds, (NPFGC Insured), Series 2005
5.250% due 10/01/2018	700	831

TEXAS 11.1%

Carroll, Texas Independent School District General Obligation Notes, Series 2009
5.250% due 02/15/2019	500	591

Dallas, Texas Independent School District General Obligation Notes, Series 2009
5.000% due 02/15/2014	150	166

Harris County, Texas General Obligation Bonds, Series 2008
5.000% due 10/01/2019	500	587

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Houston, Texas Airport Systems General Obligation Bonds, Series 1998
5.500% due 03/01/2017	$500	$595

Houston, Texas Airport Systems Revenue Bonds, (FSA Insured), Series 1998
0.000% due 12/01/2019	350	247

Mesquite, Texas Independent School District General Obligation Notes, Series 2009
5.000% due 08/15/2017	200	232

Pharr San-Juan Alamo, Texas Independent School District General Obligation Bonds, (PSF-GTD Insured), Series 2007
5.500% due 02/01/2019	100	118

Texas State General Obligation Bonds, Series 2009
5.000% due 08/01/2021	250	287

		2,823

UTAH 2.3%

Utah State General Obligation Notes, Series 2009
5.000% due 07/01/2018	500	598

VIRGINIA 0.8%

Virginia Commonwealth University Revenue Bonds, Series 2008
0.300% due 07/01/2037	200	200

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
WASHINGTON 6.1%

Washington State General Obligation Bonds, Series 2009
5.000% due 08/01/2020	$400	$472
5.000% due 01/01/2021	150	174
5.000% due 08/01/2030	400	440

Yakima County, Washington School District No. 7 Yakima General Obligation Bonds, Series 2009
5.000% due 12/01/2020	400	462

		1,548

WISCONSIN 2.3%

Milwaukee, Wisconsin General Obligation Bonds, Series 2001
5.000% due 06/15/2019	500	587

Total Municipal Bonds & Notes (Cost $24,715)		25,628

Total Investments 100.6% (Cost $24,715)		$25,628

Other Assets and Liabilities (Net) (0.6%)		(147)

Net Assets 100.0%		$25,481

Notes to Schedule of Investments (amounts in thousands*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	When-Issued security.
(b)	Fair Value Measurements +

The following is a summary of the fair valuations according to the inputs used as of September 30, 2009 in valuing the Fund’s assets and liabilities:

Category ++	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 09/30/2009
California	$0	$3,801	$0	$3,801
Florida	0	1,736	0	1,736
Illinois	0	1,508	0	1,508
Ohio	0	1,359	0	1,359
Pennsylvania	0	1,472	0	1,472
South Carolina	0	1,533	0	1,533
Texas	0	2,823	0	2,823
Washington	0	1,548	0	1,548
Other Investments +++	0	9,848	0	9,848

Investments, at value	$0	$25,628	$0	$25,628

+	See note 2 in the Notes to Financial Statements for additional information.
++	Refer to the Schedule of Investments for additional information.
+++	Sum of all other categories each of which individually has an aggregate market value of less than 5% of net assets.

See Accompanying Notes	Semiannual Report	September 30, 2009	49

Schedule of Investments  New York Municipal Bond Fund

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CORPORATE BONDS & NOTES 1.5%

American Express Bank FSB
0.324% due 07/13/2010	$250	$245

American International Group, Inc.
4.250% due 05/15/2013	150	125
4.700% due 10/01/2010	300	290
5.600% due 10/18/2016	100	73

General Electric Capital Corp.
0.674% due 07/27/2012	200	191

Morgan Stanley
2.550% due 05/14/2010	1,100	1,112

SLM Corp.
0.734% due 10/25/2011	50	42
4.500% due 07/26/2010	300	292

Total Corporate Bonds & Notes (Cost $2,270)		2,370

MUNICIPAL BONDS & NOTES 97.3%

ALABAMA 0.4%

Montgomery, Alabama Medical Clinic Board Revenue Bonds, Series 2006
4.750% due 03/01/2036	750	619

CALIFORNIA 1.7%

California Statewide Communities Development Authority Revenue Bonds, Series 2007
9.000% due 11/01/2017	300	255

Hayward, California Unified School District General Obligation Bonds, Series 2008
5.000% due 08/01/2033	1,000	1,044

Imperial, California Community College District General Obligation Bonds, (XLCA Insured), Series 2006
0.000% due 08/01/2029	1,490	445

Indian Wells, California Redevelopment Agency Tax Allocation Bonds, (AMBAC Insured), Series 2006
4.750% due 09/01/2034	1,000	966

		2,710

ILLINOIS 0.4%

Will County, Illinois Community Unit School District No. 365 Valley View General Obligation Bonds, (FSA Insured), Series 2002
0.000% due 11/01/2019	900	596

INDIANA 0.3%

Mishawaka, Indiana School Building Corp. Revenue Bonds, (FSA Insured), Series 2006
4.250% due 01/15/2026	500	507

NEW JERSEY 0.5%

New Jersey State Tobacco Settlement Financing Corp. Revenue Bonds, Series 2007
5.000% due 06/01/2041	1,000	757

NEW YORK 89.2%

Babylon, New York Industrial Development Agency Revenue Notes, Series 2009
5.000% due 01/01/2018	1,000	1,086

Buffalo, New York Fiscal Stability Authority Revenue Notes, (NPFGC Insured), Series 2005
5.000% due 09/01/2014	1,040	1,183

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

East Rochester, New York Housing Authority Revenue Bonds, Series 2006
5.500% due 08/01/2033	$100	$79

Erie County, New York General Obligation Bonds, (NPFGC-FGIC Insured), Series 2003
5.250% due 03/15/2017	1,000	1,041

Erie County, New York Industrial Development Agency Revenue Bonds, (FSA Insured), Series 2004
5.750% due 05/01/2025	1,000	1,087

Liberty, New York Development Corp. Revenue Bonds, Series 2005
5.250% due 10/01/2035	3,920	4,021

Liberty, New York Development Corp. Revenue Bonds, Series 2007
5.500% due 10/01/2037	1,495	1,593

Long Island, New York Power Authority Revenue Bonds, (NPFGC Insured), Series 2006
5.000% due 09/01/2023	1,000	1,074

Long Island, New York Power Authority Revenue Bonds, Series 2008
6.000% due 05/01/2033	2,000	2,316

Long Island, New York Power Authority Revenue Bonds, Series 2009
5.750% due 04/01/2039	1,500	1,684

Long Island, New York Power Authority Revenue Notes, (NPFGC Insured), Series 2006
0.000% due 09/01/2015	500	431

Nassau County, New York General Obligation Notes, Series 2009
4.000% due 06/01/2011	1,000	1,049

Nassau County, New York Interim Finance Authority Revenue Bonds, Series 2009
5.000% due 11/15/2020	2,000	2,337

New York City, New York General Obligation Bonds, (FSA Insured), Series 2005
7.731% due 08/01/2016	2,500	2,326

New York City, New York General Obligation Bonds, (NPFGC Insured), Series 2005
5.000% due 08/01/2018	500	556

New York City, New York General Obligation Bonds, Series 2005
5.000% due 08/01/2022	1,770	1,918

New York City, New York General Obligation Bonds, Series 2006
5.000% due 08/01/2022	1,000	1,090

New York City, New York General Obligation Bonds, Series 2007
5.000% due 08/01/2019	1,000	1,126
5.000% due 10/01/2019	2,300	2,595

New York City, New York General Obligation Notes, (NPFGC-IBC Insured), Series 2002
5.750% due 08/01/2011	250	271

New York City, New York General Obligation Notes, Series 2005
5.000% due 04/01/2011	250	265

New York City, New York Industrial Development Agency Revenue Bonds, (AGC Insured), Series 2009
7.000% due 03/01/2049	500	580

New York City, New York Industrial Development Agency Revenue Bonds, (AMBAC Insured), Series 2006
5.000% due 02/01/2036	500	501
5.000% due 01/01/2046	1,500	1,409

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

New York City, New York Industrial Development Agency Revenue Bonds, (FGIC Insured), Series 2006
0.000% due 03/01/2022	$1,400	$969
5.000% due 03/01/2031	1,000	1,002

New York City, New York Industrial Development Agency Revenue Bonds, (NPFGC Insured), Series 2006
0.000% due 03/01/2023	2,350	1,574

New York City, New York Industrial Development Agency Revenue Bonds, Series 2001
5.500% due 07/01/2028	250	185

New York City, New York Industrial Development Agency Revenue Bonds, Series 2002
6.450% due 07/01/2032	235	223

New York City, New York Industrial Development Agency Revenue Bonds, Series 2005
5.000% due 09/01/2035	835	644
5.500% due 01/01/2016	1,000	1,054

New York City, New York Industrial Development Agency Revenue Notes, (FGIC Insured), Series 2006
0.000% due 03/01/2016	2,425	2,051

New York City, New York Local Government Assistance Corp. Revenue Bonds, Series 2008
5.000% due 04/01/2019	2,500	2,921

New York City, New York Municipal Water Finance Authority Revenue Bonds, Series 2007
4.750% due 06/15/2035	1,000	1,034

New York City, New York Municipal Water Finance Authority Revenue Bonds, Series 2008
5.875% due 06/15/2035	1,000	1,150

New York City, New York Municipal Water Finance Authority Revenue Bonds, Series 2009
5.000% due 06/15/2039	500	539
5.000% due 06/15/2040	2,660	2,867
5.250% due 06/15/2040	1,000	1,111

New York City, New York Transitional Finance Authority Revenue Bonds, Series 2002
5.000% due 08/01/2024	525	554
5.250% due 02/01/2029	1,500	1,579

New York City, New York Transitional Finance Authority Revenue Bonds, Series 2009
5.000% due 01/15/2020	5,000	5,679

New York City, New York Transitional Finance Authority Revenue Notes, Series 2002
5.250% due 11/01/2011	600	656

New York City, New York Transitional Finance Authority Revenue Notes, Series 2005
5.000% due 11/01/2013	1,000	1,142

New York City, New York Trust for Cultural Resources Revenue Bonds, Series 2008
0.280% due 04/01/2027	100	100
5.000% due 04/01/2028	2,540	2,772

New York City, New York Trust for Cultural Resources Revenue Bonds, Series 2009
5.000% due 01/01/2034	2,000	2,147

New York State Dormitory Authority Revenue Bonds, (BHAC-CR Insured), Series 2001
5.000% due 01/15/2026	1,000	1,083

New York State Dormitory Authority Revenue Bonds, (BHAC-CR/NPFGC Insured), Series 2007
5.000% due 02/15/2027	1,000	1,157

New York State Dormitory Authority Revenue Bonds, (FHA Insured), Series 2004
6.250% due 08/15/2015	180	192

50	PIMCO Funds	Municipal Bond Funds	See Accompanying Notes

(Unaudited) September 30, 2009

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

New York State Dormitory Authority Revenue Bonds, (NPFGC Insured), Series 1999
4.750% due 08/15/2022	$500	$504

New York State Dormitory Authority Revenue Bonds, (NPFGC Insured), Series 2002
5.000% due 10/01/2030	750	778

New York State Dormitory Authority Revenue Bonds, (NPFGC Insured), Series 2007
5.250% due 07/01/2021	1,000	1,115

New York State Dormitory Authority Revenue Bonds, Series 2000
6.000% due 07/01/2010	150	153

New York State Dormitory Authority Revenue Bonds, Series 2002
6.000% due 11/15/2029	400	439

New York State Dormitory Authority Revenue Bonds, Series 2005
5.000% due 03/15/2035	750	785

New York State Dormitory Authority Revenue Bonds, Series 2006
5.000% due 12/15/2017	1,000	1,166
5.000% due 07/01/2026	500	486

New York State Dormitory Authority Revenue Bonds, Series 2007
5.000% due 07/01/2021	1,000	1,085
5.000% due 02/15/2037	2,500	2,578

New York State Dormitory Authority Revenue Bonds, Series 2008
5.000% due 07/01/2029	2,500	2,692
5.000% due 07/01/2038	1,000	1,054
6.125% due 12/01/2029	500	463
6.250% due 12/01/2037	350	320

New York State Dormitory Authority Revenue Bonds, Series 2009
5.000% due 03/15/2038	1,000	1,073
5.500% due 05/01/2037	400	414

New York State Dormitory Authority Revenue Notes, (FSA Insured), Series 2001
5.000% due 07/01/2011	455	488

New York State Dormitory Authority Revenue Notes, (NPFGC-FGIC/FHA Insured), Series 2005
5.000% due 02/01/2013	965	1,046

New York State Dormitory Authority Revenue Notes, (NPFGC Insured), Series 2002
5.000% due 10/01/2012	500	550

New York State Dormitory Authority Revenue Notes, (NPFGC Insured), Series 2003
5.000% due 07/01/2011	250	266

New York State Dormitory Authority Revenue Notes, Series 2001
5.250% due 07/01/2010	860	868

New York State Dormitory Authority Revenue Notes, Series 2007
4.000% due 08/15/2014	1,765	1,871

New York State Dormitory Authority Revenue Notes, Series 2008
5.000% due 03/15/2013	1,000	1,122
5.000% due 07/01/2015	1,000	1,126
5.000% due 12/15/2016	2,000	2,371
5.000% due 07/01/2017	2,000	2,264

New York State Dormitory Authority Revenue Notes, Series 2009
5.000% due 07/01/2018	1,000	1,136

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

New York State Environmental Facilities Corp. Revenue Bonds, Series 2002
4.550% due 05/01/2012	$1,000	$1,008
5.000% due 06/15/2014	400	443

New York State Environmental Facilities Corp. Revenue Bonds, Series 2004
5.000% due 06/15/2023	2,000	2,173

New York State Environmental Facilities Corp. Revenue Bonds, Series 2006
5.000% due 06/15/2024	3,200	3,534

New York State Environmental Facilities Corp. Revenue Bonds, Series 2007
4.750% due 06/15/2032	1,250	1,312

New York State Environmental Facilities Corp. Revenue Bonds, Series 2009
5.000% due 06/15/2034	3,200	3,455

New York State Environmental Facilities Corp. Revenue Notes, Series 2002
5.000% due 06/15/2012	500	554

New York State Housing Finance Agency Revenue Bonds, (NPFGC-FGIC Insured), Series 2005
5.000% due 09/15/2030	1,000	1,049

New York State Local Government Assistance Corp. Revenue Bonds, Series 1993
6.000% due 04/01/2014	320	361

New York State Metropolitan Transportation Authority Revenue Bonds, (NPFGC-FGIC Insured), Series 2003
5.000% due 11/15/2032	200	205

New York State Metropolitan Transportation Authority Revenue Bonds, Series 2002
5.750% due 07/01/2018	1,000	1,207

New York State Metropolitan Transportation Authority Revenue Bonds, Series 2006
5.000% due 11/15/2035	1,000	1,034

New York State Metropolitan Transportation Authority Revenue Bonds, Series 2009
5.000% due 11/15/2034	2,500	2,642

New York State Mortgage Agency Homeowner Mortgage Revenue Bonds, Series 2006
4.700% due 10/01/2031	500	463

New York State Port Authority of New York & New Jersey Revenue Bonds, (FSA Insured), Series 2006
4.750% due 12/01/2026	3,000	3,043

New York State Port Authority of New York & New Jersey Revenue Bonds, Series 1995
0.320% due 06/01/2020	400	400

New York State Power Authority Revenue Bonds, (FGIC Insured), Series 2006
5.000% due 11/15/2020	500	551

New York State Sales Tax Asset Receivables Corp. Revenue Bonds, (NPFGC Insured), Series 2004
5.250% due 10/15/2018	1,000	1,153

New York State Thruway Authority Revenue Bonds, (FSA Insured), Series 2005
4.750% due 01/01/2029	2,000	2,084
4.750% due 01/01/2030	1,000	1,038

New York State Thruway Authority Revenue Notes, (FSA Insured), Series 2005
5.000% due 04/01/2014	500	570

New York State Thruway Authority Revenue Notes, (NPFGC Insured), Series 2002
5.250% due 04/01/2011	500	533

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

New York State Tobacco Settlement Financing Authority Revenue Bonds, (AMBAC Insured), Series 2003
5.250% due 06/01/2022	$1,000	$1,061

New York State Triborough Bridge & Tunnel Authority Revenue Bonds, Series 2008
5.000% due 11/15/2021	3,610	4,194
5.000% due 11/15/2037	2,000	2,144

New York State TSASC, Inc. Revenue Bonds, Series 2006
5.000% due 06/01/2034	2,000	1,644

New York State Urban Development Corp. Revenue Bonds, (FSA Insured), Series 2007
5.000% due 01/01/2019	2,000	2,310

New York State Urban Development Corp. Revenue Bonds, Series 2002
5.500% due 01/01/2017	500	526

New York State Urban Development Corp. Revenue Bonds, Series 2009
5.250% due 03/15/2038	550	601

Niagara County, New York Industrial Development Agency Revenue Bonds, (GNMA/FHA Insured), Series 2006
5.000% due 07/20/2038	490	475

Oneida County, New York Industrial Development Agency Revenue Bonds, Series 2008
5.000% due 09/15/2028	2,640	2,870

Orange County, New York General Obligation Notes, Series 2005
5.000% due 07/15/2013	500	567

Rensselaer, New York Municipal Leasing Corp. Revenue Notes, Series 2009
5.000% due 06/01/2019	1,000	1,034

Saratoga County, New York Industrial Development Agency Revenue Notes, Series 2007
5.000% due 12/01/2017	400	414

St. Lawrence County, New York Industrial Development Agency Revenue Notes, Series 2009
4.000% due 10/01/2014	1,500	1,600

Troy, New York Industrial Development Agency Revenue Bonds, Series 2002
5.500% due 09/01/2015	500	537

		143,005

PUERTO RICO 4.2%

Commonwealth of Puerto Rico General Obligation Bonds, (AGC Insured), Series 2006
0.263% due 07/01/2019	3,650	2,707
0.283% due 07/01/2020	1,000	713

Commonwealth of Puerto Rico General Obligation Bonds, Series 2006
5.000% due 07/01/2035	250	270

Puerto Rico Aqueduct & Sewer Authority Revenue Bonds, Series 2008
6.000% due 07/01/2038	1,200	1,252

Puerto Rico Government Development Bank Revenue Notes, Series 2006
5.000% due 12/01/2014	1,250	1,311

Puerto Rico Highway & Transportation Authority Revenue Bonds, (FGIC Insured), Series 2003
5.500% due 07/01/2013	200	212

Puerto Rico Sales Tax Financing Corp. Revenue Bonds, (AMBAC Insured), Series 2007
0.000% due 08/01/2054	5,000	374

		6,839

See Accompanying Notes	Semiannual Report	September 30, 2009	51

Schedule of Investments  New York Municipal Bond Fund  (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
TEXAS 0.4%

Coppell, Texas Independent School District General Obligation Bonds, (PSF-GTD Insured), Series 2001
0.000% due 08/15/2016	$805	$673

VIRGIN ISLANDS 0.2%

Virgin Islands Public Finance Authority Revenue Bonds, Series 2003
6.125% due 07/01/2022	250	255

Total Municipal Bonds & Notes (Cost $148,770)		155,961

Total Investments 98.8% (Cost $151,040)		$158,331

Other Assets and Liabilities (Net) 1.2%		1,941

Net Assets 100.0%		$160,272

Notes to Schedule of Investments (amounts in thousands*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Fair Value Measurements +

The following is a summary of the fair valuations according to the inputs used as of September 30, 2009 in valuing the Fund’s assets and liabilities:

Category ++	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 09/30/2009
New York	$0	$143,005	$0	$143,005
Other Investments +++	0	15,326	0	15,326

Investments, at value	$0	$158,331	$0	$158,331

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ending September 30, 2009:

Category ++	Beginning Balance at 03/31/2009	Net Purchases/ (Sales)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)	Net Transfers In/ (Out) of Level 3	Ending Balance at 09/30/2009	Net Change in Unrealized Appreciation/ (Depreciation) on investments held at 09/30/2009
Financial Derivative Instruments ++++	$(2,013)	$0	$0	$0	$2,013	$0	$0	$0

+	See note 2 in the Notes to Financial Statements for additional information.
++	Refer to the Schedule of Investments for additional information.
+++	Sum of all other categories each of which individually has an aggregate market value of less than 5% of net assets.
++++	Financial derivative instruments may include open futures contracts, swap contracts, written options, and foreign currency contracts.

(b)	Fair Value of Derivative Instruments ^

The following is a summary of the fair valuations of the Fund's derivative instruments categorized by risk exposure:

The Effect of Derivative Instruments on the Statement of Operations for the Six Months Ended September 30, 2009:

	Derivatives not accounted for as hedging instruments
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Other Contracts	Total

Realized (Loss) on Derivatives Recognized as a Result from Operations:
Net realized (loss) on futures contracts, written options and swaps	$0	$0	$(1,699)	$0	$0	$(1,699)

Net Change in Unrealized Appreciation on Derivatives Recognized as a Result from Operations:
Net change in unrealized appreciation on futures contracts, written options and swaps	$0	$0	$2,169	$0	$0	$2,169

^	See note 2 in the Notes to Financial Statements for additional information.

52	PIMCO Funds	Municipal Bond Funds	See Accompanying Notes

Schedule of Investments Short Duration Municipal Income Fund	(Unaudited) September 30, 2009

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CORPORATE BONDS & NOTES 1.4%

American International Group, Inc.
4.250% due 05/15/2013	$300	$250
4.700% due 10/01/2010	700	676

General Electric Capital Corp.
0.674% due 07/27/2012	450	430

JPMorgan Chase & Co.
7.900% due 04/29/2049	1,400	1,348

SLM Corp.
0.734% due 10/25/2011	125	105
4.500% due 07/26/2010	800	778

Total Corporate Bonds & Notes (Cost $3,501)		3,587

MUNICIPAL BONDS & NOTES 97.6%

ARIZONA 3.0%

Greater Arizona State Development Authority Infrastructure Revenue Notes, (NPFGC Insured), Series 2005
5.000% due 08/01/2011	2,195	2,328
5.000% due 08/01/2012	2,305	2,498

Maricopa, Arizona Hospital Revenue Notes, Series 2005
5.000% due 04/01/2010	2,000	2,043

Nogales, Arizona Revenue Bonds, Series 2006
3.750% due 10/01/2046	1,000	1,000

		7,869

CALIFORNIA 18.7%

California State Bay Area Toll Authority Revenue Bonds, Series 2008
0.300% due 04/01/2045	4,000	4,000

California State Department of Water Resources Revenue Bonds, Series 2002
0.350% due 05/01/2022	2,000	2,000
0.400% due 05/01/2022	2,000	2,000
6.000% due 05/01/2014	3,075	3,451

California State Department of Water Resources Revenue Bonds, Series 2005
0.270% due 05/01/2022	1,000	1,000

California State Educational Facilities Authority Revenue Bonds, Series 2008
0.280% due 10/01/2026	600	600
0.280% due 10/01/2036	700	700

California State Health Facilities Financing Authority Revenue Bonds, Series 2005
0.390% due 07/01/2035	2,000	2,000

California State Health Facilities Financing Authority Revenue Bonds, Series 2008
5.125% due 07/01/2022	1,600	1,656

California State Infrastructure & Economic Development Bank Revenue Bonds, Series 2008
0.270% due 09/01/2037	900	900

California State Infrastructure & Economic Development Bank Revenue Notes, Series 2009
0.270% due 12/01/2016	1,300	1,300

California State Municipal Finance Authority Certificates of Participation Notes, Series 2009 (a)
3.000% due 02/01/2011	500	500

California Statewide Communities Development Authority Revenue Bonds, Series 2008
0.320% due 08/15/2041	2,000	2,000

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2003
6.250% due 06/01/2033	$4,490	$5,008

Irvine, California Special Assessment Bonds, Series 1994
0.270% due 09/02/2020	1,509	1,509

Irvine, California Special Assessment Bonds, Series 2006
0.270% due 09/02/2029	1,200	1,200

Morgan Hill, California Unified School District General Obligation Notes, (AMBAC Insured), Series 2006
0.000% due 08/01/2014	3,595	3,076

Newport Beach, California Revenue Bonds, Series 2008
0.280% due 12/01/2040	1,000	1,000

Newport Beach, California Revenue Bonds, Series 2009
4.000% due 12/01/2038	350	358

Orange County, California Sanitation District Certificates of Participation Bonds, Series 2000
0.400% due 08/01/2029	1,190	1,190

Pasadena, California Unified School District General Obligation Notes, Series 2009
3.000% due 08/01/2011	1,465	1,528

San Diego County, California Regional Transportation Commission Revenue Bonds, Series 2008
0.350% due 04/01/2038	1,970	1,970

San Francisco, California City & County Finance Corp. Revenue Bonds, Series 2008
0.280% due 04/01/2030	2,190	2,190

San Francisco, California City & County General Obligation Notes, Series 2008
2.850% due 06/15/2012	1,400	1,460

San Francisco, California City & County Public Utilities Commission Revenue Notes, Series 2009
5.000% due 11/01/2012	3,000	3,345

Santa Clara, California Revenue Bonds, Series 2008
0.280% due 07/01/2034	2,000	2,000

Santa Margarita-Dana, California Point Authority Revenue Notes, Series 2009
3.000% due 08/01/2011	150	154

Southern California State Public Power Authority Revenue Bonds, Series 2007
5.250% due 11/01/2020	575	596

		48,691

COLORADO 2.3%

Colorado Springs, Colorado Revenue Bonds, Series 2007
0.450% due 11/01/2026	1,700	1,700

Colorado State Health Facilities Authority Revenue Notes, (FSA Insured), Series 2003
4.000% due 05/15/2011	945	972

Denver, Colorado City & County Certificates of Participation Bonds, Series 2008
0.270% due 12/01/2029	1,000	1,000
0.320% due 12/01/2031	2,200	2,200

		5,872

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CONNECTICUT 0.6%

Connecticut State Health & Educational Facility Authority Revenue Bonds, Series 2003
0.350% due 07/01/2038	$1,700	$1,700

DISTRICT OF COLUMBIA 1.0%

District of Columbia Certificates of Participation Notes, (NPFGC-FGIC Insured), Series 2006
5.000% due 01/01/2013	150	160

District of Columbia Revenue Bonds, Series 1998
0.300% due 08/15/2038	1,575	1,575

District of Columbia Revenue Bonds, Series 2007
0.290% due 04/01/2041	1,000	1,000

		2,735

FLORIDA 3.0%

Collier County, Florida Housing Finance Authority Revenue Notes, Series 2002
4.600% due 08/15/2011	350	356

Florida State JEA Water & Sewer System Revenue Bonds, Series 2004
0.300% due 10/01/2034	2,000	2,000

Florida State JEA Water & Sewer System Revenue Bonds, Series 2008
0.310% due 10/01/2036	2,000	2,000

Florida State Municipal Power Agency Revenue Bonds, Series 2008
0.300% due 10/01/2035	5	5

Gulf Breeze, Florida Revenue Bonds, (NPFGC Insured), Series 1997
6.311% due 12/01/2017	500	436

Manatee County, Florida School District Certificates of Participation Notes, (FSA Insured), Series 2008
4.500% due 07/01/2011	1,000	1,054

Orange County, Florida School Board Certificates of Participation Bonds, Series 2008
0.300% due 08/01/2022	2,100	2,100

		7,951

GEORGIA 1.0%

Georgia State Main Street Natural Gas, Inc. Revenue Notes, Series 2007
5.000% due 03/15/2010	1,150	1,158
5.000% due 03/15/2012	1,325	1,400

		2,558

ILLINOIS 4.9%

Chicago, Illinois General Obligation Bonds, Series 2002
0.250% due 01/01/2037	1,600	1,600

Chicago, Illinois General Obligation Bonds, Series 2003
0.300% due 01/01/2034	1,100	1,100

De Kalb County, Illinois Community Unit School District No. 424 General Obligation Bonds, (AMBAC Insured), Series 2001
0.000% due 01/01/2018	2,000	1,517

Illinois State Finance Authority Revenue Bonds, Series 2001
0.300% due 05/01/2031	1,715	1,715

Illinois State Finance Authority Revenue Notes, Series 2004
5.250% due 11/15/2012	1,000	1,081

See Accompanying Notes	Semiannual Report	September 30, 2009	53

Schedule of Investments  Short Duration Municipal Income Fund  (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Illinois State General Obligation Notes, Series 2009
4.000% due 04/26/2010	$900	$917

Illinois State Revenue Notes, Series 2009
2.000% due 06/10/2010	2,000	2,017

Kane County, Illinois Community Unit School District No. 304 Geneva General Obligation Notes, (NPFGC-FGIC Insured), Series 2004
0.000% due 01/01/2014	1,000	903

Kendall, Kane & Will Counties, Illinois Community Unit School District No. 308 General Obligation Notes, (FSA Insured), Series 2003
0.000% due 10/01/2012	2,000	1,861

Melrose Park, Illinois General Obligation Bonds, (NPFGC Insured), Series 2004
6.750% due 12/15/2016	100	128

Sangamon County, Illinois School District No. 186 Springfield General Obligation Notes, (NPFGC-FGIC Insured), Series 2004
0.000% due 10/01/2010	15	15

		12,854

INDIANA 0.5%

Indiana State Health Facility Financing Authority Revenue Bonds, Series 2005
5.000% due 11/01/2027	1,200	1,249

KANSAS 0.3%

Kansas State Development Finance Authority Revenue Notes, Series 2009 (a)
3.000% due 11/15/2011	450	461

Wichita, Kansas Water & Sewer Utility Revenue Notes, (NPFGC-FGIC Insured), Series 2003
5.000% due 10/01/2010	355	367

		828

LOUISIANA 2.2%

Jefferson, Louisiana Sales Tax District Revenue Notes, (AGC Insured), Series 2009
4.000% due 12/01/2010	730	751

Louisiana State Jefferson Parish Finance Authority Revenue Bonds, (GNMA/FNMA/FHLMC Insured), Series 2007
5.700% due 06/01/2039	4,750	4,962

		5,713

MASSACHUSETTS 7.7%

Massachusetts State Bay Transportation Authority Revenue Bonds, Series 2004
4.191% due 07/01/2020	6,505	5,762

Massachusetts State Development Finance Agency Revenue Bonds, Series 2008
0.250% due 09/01/2037	985	985

Massachusetts State General Obligation Bonds, (FSA Insured), Series 2006
0.000% due 11/01/2019	1,500	1,316

Massachusetts State General Obligation Bonds, (NPFGC-FGIC Insured), Series 2006
5.500% due 11/01/2013	2,525	2,923

Massachusetts State General Obligation Bonds, (NPFGC-IBC Insured), Series 1996
6.000% due 11/01/2011	1,500	1,658

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Massachusetts State General Obligation Notes, Series 2009
2.500% due 05/27/2010	$2,000	$2,028

Massachusetts State Health & Educational Facilities Authority Revenue Bonds, Series 1999
0.270% due 11/01/2049	100	100

Massachusetts State Health & Educational Facilities Authority Revenue Bonds, Series 2007
0.270% due 12/01/2037	2,000	2,000

Massachusetts State Health & Educational Facilities Authority Revenue Bonds, Series 2008
0.270% due 08/15/2034	700	700

Massachusetts State Revenue Bonds, (NPFGC-FGIC Insured), Series 2004
6.823% due 01/01/2016	2,700	2,602

		20,074

MICHIGAN 2.7%

Clintondale, Michigan Community Schools General Obligation Notes, (NPFGC-FGIC/Q-SBLF Insured), Series 2004
5.000% due 05/01/2011	960	1,016

Michigan State General Obligation Bonds, Series 1992
6.250% due 11/01/2012	2,750	2,938

Michigan State Municipal Bond Authority Revenue Notes, (Q-SBLF Insured), Series 2009
3.000% due 05/01/2010	385	389
5.000% due 05/01/2011	1,625	1,714

Michigan State Municipal Bond Authority Revenue Notes, Series 2009
3.000% due 05/01/2010	530	535

Michigan State Tobacco Settlement Finance Authority Revenue Bonds, Series 2007
5.125% due 06/01/2022	600	554

		7,146

MINNESOTA 1.3%

Dilworth-Glyndon-Felton, Minnesota Independent School District No. 2641 General Obligation Notes, Series 2007
4.000% due 02/01/2013	215	235

Minnesota State Housing Finance Agency Revenue Notes, Series 2009 (a)
2.000% due 08/01/2012	425	433

Nobles County, Minnesota General Obligation Notes, Series 2009 (a)
3.000% due 08/01/2012	2,500	2,630

		3,298

MISSOURI 2.8%

Lafayette County, Missouri School District No. C-1 General Obligation Notes, Series 2009
2.000% due 03/01/2010	500	503

Missouri State Environmental Improvement & Energy Resources Revenue Bonds, Series 2008
4.375% due 12/01/2034	1,500	1,543

Missouri State Health & Educational Facilities Authority Revenue Bonds, Series 1996
0.330% due 09/01/2030	2,300	2,300

Missouri State Health & Educational Facilities Authority Revenue Bonds, Series 2004
0.330% due 02/15/2034	1,100	1,100

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Missouri State Health & Educational Facilities Authority Revenue Bonds, Series 2008
0.270% due 10/01/2035	$1,050	$1,050

St. Louis, Missouri Municipal Finance Corp. Revenue Notes, Series 2009 (a)
1.800% due 02/15/2011	750	762

		7,258

MONTANA 0.0%

Yellowstone County, Montana Revenue Notes, Series 2009
3.000% due 09/01/2012	70	73

NEVADA 1.8%

Clark County, Nevada General Obligation Bonds, (AMBAC Insured), Series 2004
5.000% due 12/01/2015	3,910	4,356

Clark County, Nevada School District General Obligation Notes, (NPFGC-FGIC Insured), Series 2005
5.000% due 06/15/2013	250	278

		4,634

NEW HAMPSHIRE 1.5%

New Hampshire State Health & Education Facilities Authority Revenue Bonds, Series 2005
0.300% due 07/01/2033	1,075	1,075
0.350% due 07/01/2033	805	805

New Hampshire State Municipal Bond Bank Revenue Notes, (NPFGC Insured), Series 2004
5.000% due 02/15/2014	1,725	1,969

		3,849

NEW JERSEY 0.5%

New Jersey State Economic Development Authority Revenue Bonds, Series 1998
6.375% due 04/01/2018	300	360

New Jersey State Tobacco Settlement Financing Corp. Revenue Bonds, Series 2003
6.125% due 06/01/2024	1,010	1,072

		1,432

NEW YORK 10.3%

Long Island, New York Power Authority Revenue Notes, (NPFGC Insured), Series 2006
0.000% due 09/01/2015	5,000	4,308

New York City, New York General Obligation Bonds, (NPFGC-FGIC Insured), Series 1998
5.250% due 08/01/2010	55	55

New York City, New York General Obligation Bonds, Series 1993
0.280% due 08/01/2019	900	900
0.280% due 08/01/2021	400	400

New York City, New York Industrial Development Agency Revenue Bonds, (FGIC Insured), Series 2006
0.000% due 03/01/2020	1,500	1,102
0.000% due 03/01/2022	8,000	5,534

New York City, New York Transitional Finance Authority Revenue Bonds, Series 2002
5.500% due 11/01/2026	100	109

New York City, New York Transitional Finance Authority Revenue Notes, Series 2005
5.000% due 11/01/2013	2,000	2,283

54	PIMCO Funds	Municipal Bond Funds	See Accompanying Notes

(Unaudited) September 30, 2009

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

New York State Dormitory Authority Revenue Bonds, Series 1990
0.280% due 07/01/2025	$1,300	$1,300

New York State Dormitory Authority Revenue Bonds, Series 2002
6.000% due 11/15/2029	800	878

New York State Dormitory Authority Revenue Bonds, Series 2003
0.350% due 02/15/2031	600	600

New York State Dormitory Authority Revenue Bonds, Series 2008
0.300% due 07/01/2037	2,050	2,050

New York State Dormitory Authority Revenue Notes, Series 2008
5.000% due 03/15/2013	1,400	1,571

New York State Port Authority of New York & New Jersey Revenue Bonds, Series 1995
0.320% due 06/01/2020	1,000	1,000

New York State Tobacco Settlement Financing Authority Revenue Notes, Series 2003
5.000% due 06/01/2012	3,000	3,249

New York State Urban Development Corp. Revenue Bonds, Series 2002
5.500% due 01/01/2017	140	148

Syracuse, New York Industrial Development Agency Revenue Bonds, Series 2008
0.300% due 12/01/2037	1,300	1,300

		26,787

NORTH CAROLINA 1.0%

Charlotte, North Carolina Certificates of Participation Notes, Series 2009
4.000% due 06/01/2014	300	326

Mecklenburg County, North Carolina General Obligation Bonds, Series 2000
0.290% due 02/01/2017	1,600	1,600

North Carolina State Eastern Municipal Power Agency Revenue Notes, Series 2009 (a)
3.000% due 01/01/2011	665	677

		2,603

OHIO 4.6%

Ohio State Air Quality Development Authority Revenue Bonds, Series 1995
5.000% due 11/01/2015	1,000	1,047

Ohio State American Municipal Power, Inc. Revenue Notes, Series 2007
5.000% due 02/01/2013	1,800	1,896

Ohio State Buckeye Tobacco Settlement Financing Authority Revenue Bonds, Series 2007
5.875% due 06/01/2030	940	899

Ohio State General Obligation Notes, Series 2009
5.000% due 08/01/2013	3,000	3,380

Ohio State Higher Educational Facility Commission Revenue Notes, Series 2009 (a)
5.000% due 10/01/2014	1,060	1,219

Ohio State Water Development Authority Revenue Bonds, Series 2006
0.320% due 12/01/2033	200	200

Ohio State Water Development Authority Revenue Notes, Series 2004
5.000% due 06/01/2013	1,175	1,325

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

University of Cincinnati, Ohio Revenue Notes, Series 2009 (a)
2.000% due 06/01/2011	$1,000	$1,013
2.000% due 06/01/2012	1,010	1,020

		11,999

OKLAHOMA 0.1%

Oklahoma State Municipal Power Authority Revenue Bonds, Series 2005
0.320% due 01/01/2023	200	200

OREGON 1.3%

Oregon State Department of Transportation Revenue Bonds, Series 2006
0.400% due 11/15/2026	2,000	2,000

Oregon State Facilities Authority Revenue Notes, Series 2005
5.000% due 10/01/2011	795	821
5.000% due 10/01/2012	435	452

		3,273

PENNSYLVANIA 2.9%

Berks County, Pennsylvania Municipal Authority Revenue Notes, Series 2009
3.000% due 11/01/2010	1,000	1,012

Dauphin County, Pennsylvania General Obligation Notes, Series 2009 (a)
3.000% due 11/15/2011	200	209

Geisinger, Pennsylvania Authority Revenue Bonds, Series 2009
0.310% due 06/01/2039	800	800

Pennsylvania State Economic Development Financing Authority Revenue Notes, Series 2009
5.000% due 10/15/2010	2,000	2,056

Pennsylvania State General Obligation Notes, Series 2008
5.000% due 02/15/2011	2,000	2,117

Pennsylvania State Higher Educational Facilities Authority Revenue Notes, Series 2009
3.000% due 08/15/2010	700	715

Philadelphia, Pennsylvania Hospitals & Higher Education Facilities Authority Revenue Notes, Series 2007
5.000% due 07/01/2012	550	559

		7,468

SOUTH CAROLINA 2.1%

South Carolina State Educational Facilities Authority Revenue Bonds, Series 2006
0.320% due 10/01/2039	1,300	1,300

South Carolina State Public Service Authority Revenue Notes, Series 2009
4.000% due 01/01/2011	4,000	4,165

		5,465

TENNESSEE 4.1%

Nashville & Davidson Counties, Tennessee Health & Educational Facilities Revenue Bonds, Series 1977
6.100% due 07/01/2010	75	78

Shelby County, Tennessee General Obligation Bonds, Series 2006
0.450% due 12/01/2031	2,000	2,000

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Tennessee State Energy Acquisition Corp. Revenue Notes, Series 2006
5.000% due 02/01/2010	$4,825	$4,877
5.000% due 09/01/2015	3,550	3,718

		10,673

TEXAS 8.3%

Corpus Christi, Texas General Obligation Notes, (AGC Insured), Series 2009
3.000% due 03/01/2011	1,315	1,356

Dallas-Fort Worth, Texas International Airport Facilities Improvement Corp. Revenue Notes, Series 2009
4.000% due 11/01/2011	2,000	2,112

Harris County, Texas Health Facilities Development Corp. Revenue Bonds, (AMBAC Insured), Series 2007
0.360% due 11/15/2047	700	700

Houston, Texas Water Conveyance System Certificates of Participation Bonds, (AMBAC Insured), Series 1993
6.800% due 12/15/2011	3,000	3,222

Laredo, Texas General Obligation Notes, (AGC Insured), Series 2009
4.000% due 02/15/2013	815	869

Southeast Texas State Hospital Financing Agency Revenue Bonds, Series 1979
7.500% due 12/01/2009	165	167

Tarrant County, Texas Cultural Education Facilities Finance Corp. Revenue Bonds, Series 2008
0.270% due 11/15/2019	2,000	2,000

Tarrant County, Texas Cultural Education Facilities Finance Corp. Revenue Notes, (AGC Insured), Series 2009
5.000% due 09/01/2012	2,010	2,153

Tarrant County, Texas Cultural Education Facilities Finance Corp. Revenue Notes, Series 2009
5.000% due 11/15/2010	685	715

Texas State General Obligation Notes, Series 2008
5.000% due 10/01/2011	2,000	2,166

Texas State Lower Colorado River Authority Revenue Bonds, (FSA Insured), Series 1999
6.000% due 05/15/2010	400	406

Texas State Municipal Gas Acquisition & Supply Corp. I Revenue Notes, Series 2006
5.000% due 12/15/2011	400	412

Texas State Municipal Power Agency Revenue Bonds, (NPFGC Insured), Series 1993
0.000% due 09/01/2016	3,380	2,557

Texas State Revenue Notes, Series 2009
2.500% due 08/31/2010	2,000	2,038

Texas State Sabine River Authority Revenue Bonds, Series 2001
5.500% due 05/01/2022	1,000	858

		21,731

UTAH 0.2%

Utah State South Valley Sewer District Revenue Notes, Series 2009
4.000% due 01/01/2011	400	417

See Accompanying Notes	Semiannual Report	September 30, 2009	55

Schedule of Investments  Short Duration Municipal Income Fund  (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
VIRGINIA 0.8%

Virginia State College Building Authority Revenue Bonds, Series 2006
0.300% due 02/01/2026	$400	$400

Virginia State Public Building Authority Revenue Notes, Series 2009
5.000% due 08/01/2011	1,000	1,077

Virginia State Tobacco Settlement Financing Corp. Revenue Bonds, Series 2005
5.250% due 06/01/2019	615	646

		2,123

WASHINGTON 4.6%

Everett, Washington Water & Sewer Revenue Notes, (NPFGC Insured), Series 2003
4.500% due 07/01/2011	1,495	1,588

Washington State Energy Northwest Revenue Bonds, Series 2003
0.230% due 07/01/2017	2,050	2,050

Washington State Tobacco Settlement Authority Revenue Notes, Series 2002
5.250% due 06/01/2010	8,245	8,378

		12,016

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
WEST VIRGINIA 0.0%

Kanawha County, West Virginia Residential Mortgage Revenue Bonds, (FGIC Insured), Series 1979
7.375% due 09/01/2010	$25	$26

WISCONSIN 1.5%

Wisconsin State Clean Water Revenue Notes, Series 2009 (a)
4.000% due 07/01/2012	1,000	1,076

Wisconsin State Housing & Economic Development Authority Revenue Notes, (NPFGC Insured), Series 2002
4.500% due 05/01/2010	1,265	1,294
4.500% due 11/01/2010	535	540

Wisconsin State Petroleum Revenue Notes, (FSA Insured), Series 2004
5.000% due 07/01/2012	1,000	1,024

		3,934

Total Municipal Bonds & Notes (Cost $257,225)		254,499

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MORTGAGE-BACKED SECURITIES 1.0%

Countrywide Alternative Loan Trust
2.401% due 11/25/2035	$1,444	$705
2.941% due 11/25/2035	1,640	867

Residential Accredit Loans, Inc.
0.396% due 02/25/2047	2,221	949

Total Mortgage-Backed Securities (Cost $3,332)		2,521

SHORT-TERM INSTRUMENTS 0.6%

REPURCHASE AGREEMENTS 0.6%

State Street Bank and Trust Co.
0.010% due 10/01/2009	1,663	1,663
(Dated 09/30/2009. Collateralized by U.S. Treasury Bills 0.000% due 12/10/2009 valued at $1,700. Repurchase proceeds are $1,663.)

Total Short-Term Instruments (Cost $1,663)		1,663

Total Investments 100.6% (Cost $265,721)		$262,270

Other Assets and Liabilities (Net) (0.6%)		(1,598)

Net Assets 100.0%		$260,672

Notes to Schedule of Investments (amounts in thousands*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	When-Issued security
(b)	Fair Value Measurements +

The following is a summary of the fair valuations according to the inputs used as of September 30, 2009 in valuing the Fund’s assets and liabilities:

Category ++	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 09/30/2009
California	$0	$48,691	$0	$48,691
Massachusetts	0	20,074	0	20,074
New York	0	26,787	0	26,787
Texas	0	21,731	0	21,731
Other Investments +++	0	144,987	0	144,987

Investments, at value	$0	$262,270	$0	$262,270

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ending September 30, 2009:

Category ++	Beginning Balance at 03/31/2009	Net Purchases/ (Sales)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)	Net Transfers In/ (Out) of Level 3	Ending Balance at 09/30/2009	Net Change in Unrealized Appreciation/ (Depreciation) on investments held at 09/30/2009
Financial Derivative Instruments ++++	$(3,560)	$0	$0	$0	$3,560	$0	$0	$0

+	See note 2 in the Notes to Financial Statements for additional information.
++	Refer to the Schedule of Investments for additional information.
+++	Sum of all other categories each of which individually has an aggregate market value of less than 5% of net assets.
++++	Financial derivative instruments may include open futures contracts, swap contracts, written options, and foreign currency contracts.

56	PIMCO Funds	Municipal Bond Funds	See Accompanying Notes

(Unaudited) September 30, 2009

(c)	Fair Value of Derivative Instruments ^

The following is a summary of the fair valuations of the Fund’s derivative instruments categorized by risk exposure:

The Effect of Derivative Instruments on the Statement of Operations for the Six Months Ended September 30, 2009:

	Derivatives not accounted for as hedging instruments
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Other Contracts	Total
Realized (Loss) on Derivatives Recognized as a Result from Operations:
Net realized (loss) on futures contracts, written options and swaps	$(779)	$0	$(3,366)	$0	$0	$(4,145)

Net Change in Unrealized Appreciation on Derivatives Recognized as a Result from Operations:
Net change in unrealized appreciation on futures contracts, written options and swaps	$746	$0	$4,271	$0	$0	$5,017

^	See note 2 in the Notes to Financial Statements for additional information.

See Accompanying Notes	Semiannual Report	September 30, 2009	57

Notes to Financial Statements

1.  ORGANIZATION

PIMCO Funds (the “Trust”) was established as a Massachusetts business trust on February 19, 1987. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the Institutional Class, Class P, Administrative Class and Class D shares (the “Institutional Classes”) of seven funds (the “Funds”) offered by the Trust. Certain detailed financial information for the A, B and C Classes (the “Other Classes”) is provided separately and is available upon request.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Determination of Net Asset Value  The Net Asset Value (“NAV”) of a Fund’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open. Information that becomes known to a Fund or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

(b) Investment Valuation  For purposes of calculating the NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services.

Domestic and foreign fixed income securities and non-exchange traded derivatives are normally valued on the basis of quotes obtained from brokers and dealers or pricing services. Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair value. Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange. With respect to any portion of a Fund’s assets that are invested in one or more open-end management investment companies, a Fund’s NAV will be calculated based upon the NAVs of such investments. A Fund will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the NAV may change on days when an investor is not able to purchase, redeem or exchange shares.

Securities and other assets for which market quotes are not readily available are valued at fair value as determined in good faith by the Board of Trustees or persons acting at their direction. The Board of Trustees has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the investment adviser, Pacific Investment Management Company LLC (“PIMCO”) the responsibility for applying the valuation methods. For instance, certain securities or investments for which daily market quotes are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to other securities or indices. In the event that market quotes are not readily available, and the security or asset cannot be valued pursuant to one of the valuation methods, the value of the security or asset will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of a Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. The Board of Trustees has delegated to PIMCO the responsibility for monitoring significant events that may materially affect the values of a Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events.

When a Fund uses fair value pricing to determine its NAV, securities will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board of Trustees or persons acting at their direction believe accurately reflects fair value. Fair value pricing may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of a Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board of Trustees or persons acting at their direction would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold.

U.S. GAAP defines fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes and requires disclosure of a fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Levels 1, 2, and 3). Categorization of fair value measurements is determined by the nature of the inputs as follows: inputs using quoted prices in active markets for identical assets or liabilities (“Level 1”), significant other observable inputs (“Level 2”), and significant unobservable inputs (“Level 3”). Valuation levels are not necessarily an indication of the risk associated with investing in those securities. For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in/out of the Level 3 category during the period. In accordance with the requirements of U.S. GAAP, a fair value hierarchy and Level 3 reconciliation have been included in the Notes to the Schedule of Investments for each respective Fund.

(c) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities

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purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statements of Operations.

(d) Multiclass Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). For daily dividend Funds, income and non-class specific expenses are allocated daily to each class on the basis of the relative value of settled shares. For non-daily dividend Funds, income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the respective Fund. Class specific expenses, where applicable, currently include supervisory and administrative, distribution and servicing fees.

(e) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by each Fund, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may change the fiscal year when income and capital items are recognized for tax and U.S. GAAP purposes. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of mortgage paydowns, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income and realized capital gain reported on each Fund’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

3.  SECURITIES AND OTHER INVESTMENTS

(a) Mortgage-Related and Other Asset-Backed Securities  Certain Funds may invest in mortgage-related and other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities, stripped mortgage-backed securities, asset-backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage-related and other asset-backed securities are interests in pools of loans or other receivables. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment which consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. The rate of pre-payments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the United States Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

Collateralized Mortgage Obligations (“CMOs”) are debt obligations of a legal entity that is collateralized by mortgages and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including pre-payments. Commercial Mortgage-Backed Securities (“CMBS”) include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in CMBS reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. CMOs and CMBS may be less liquid and may exhibit greater price volatility than other types of mortgage- or asset-backed securities.

Stripped Mortgage-Backed Securities (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statements of Operations. Because little to no principal will be received at the maturity of an IO, adjustments are made to the book value of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statements of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Collateralized Debt Obligations (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) a Fund may invest in CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

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Notes to Financial Statements   (Cont.)

(b) Repurchase Agreements  Each Fund may engage in repurchase transactions. Under the terms of a typical repurchase agreement, a Fund takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and a Fund to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Fund’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset in the Statements of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statements of Operations. In periods of increased demand for collateral, a Fund may pay a fee for receipt of collateral, which may result in interest expense to the Fund. Generally, in the event of counterparty default, a Fund has the right to use the collateral to offset losses incurred. If the counterparty should default, a Fund will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

(c) Restricted Securities  Certain Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities may be sold privately, but are required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted securities outstanding at the period ended September 30, 2009 are disclosed in the Notes to the Schedules of Investments.

(d) U.S. Government Agencies or Government-Sponsored Enterprises  Certain Funds may invest in U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. The U.S. Government does not guarantee the net asset value of the Funds’ shares. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the United States government; others, such as those of the Federal Home Loan Bank, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the United States Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation the common stock of which is owned entirely by private stockholders. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the United States Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States Government.

On September 6, 2008, the Federal Housing Finance Agency (“FHFA”) placed FNMA and FHMLC into conservatorship. As the conservator, FHFA succeeded to all rights, titles, powers and privileges of FNMA and FHLMC and of any stockholder, officer or director of FNMA and FHLMC with respect to FNMA and FHLMC and the assets of FNMA and FHLMC. FHFA selected a new chief executive officer and chairman of the board of directors for each of FNMA and FHLMC. On September 7, 2008, the U.S. Treasury announced three additional steps taken by it in connection with the conservatorship. First, the U.S. Treasury entered into a Senior Preferred Stock Purchase Agreement with each of FNMA and FHLMC pursuant to which the U.S. Treasury will purchase up to an aggregate of $100 billion of each of FNMA and FHLMC to maintain a positive net worth in each enterprise. This agreement contains various covenants that severely limit each enterprise’s operations. In exchange for entering into these agreements, the U.S. Treasury received $1 billion of each enterprise’s senior preferred stock and warrants to purchase 79.9% of each enterprise’s common stock. Second, the U.S. Treasury announced the creation of a new secured lending facility which is available to each of FNMA and FHLMC as a liquidity backstop. Third, the U.S. Treasury announced the creation of a temporary program to purchase mortgage-backed securities issued by each of FNMA and FHLMC. Both the liquidity backstop and the mortgage-backed securities purchase program are scheduled to expire in December 2009. FNMA and FHLMC are continuing to operate as going concerns while in conservatorship and each remain liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities. The liquidity backstop and the Senior Preferred Stock Purchase Agreement are both intended to enhance each of FNMA’s and FHLMC’s ability to meet its obligations.

(e) When-Issued Transactions  Certain Funds may purchase or sell securities on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. A commitment by a Fund is made regarding these transactions to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. A Fund may sell when-issued securities before they are delivered, which may result in a capital gain or loss.

4.  FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Funds use derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect the Funds’ financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Statements of Operations, each categorized by type of derivative contract, are included in a table in the Notes to Schedules of Investments. The derivative instruments outstanding as of period end as disclosed in the Notes to Schedules of Investments and the amounts of realized and changes in unrealized gains and losses on derivative instruments during the period as disclosed in the Statements of Operations serve as indicators of the volume of derivative activity for the Funds.

(a) Futures Contracts  Certain Funds may enter into futures contracts. A Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by a Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, a Fund

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is required to deposit with its futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statements of Assets and Liabilities.

(b) Swap Agreements   Certain Funds may invest in swap agreements. Swap agreements are privately negotiated agreements between a Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. A Fund may enter into credit default and other forms of swap agreements to manage its exposure to credit, currency, interest rate and commodity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon values from third party vendors or quotations from market makers to the extent available and the change in value, if any, is recorded as an unrealized gain or loss on the Statements of Assets and Liabilities. In the event that market quotations are not readily available or deemed unreliable, certain swap agreements may be valued pursuant to guidelines established by the Board of Trustees. In the event that market quotes are not readily available and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO.

Payments received or made at the beginning of the measurement period are reflected as such on the Statements of Assets and Liabilities and represent payments made or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as realized gains or losses on the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statements of Operations. Net periodic payments received or paid by a Fund are included as part of realized gains or losses on the Statements of Operations.

Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

A Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between a Fund and the counterparty and by the posting of collateral to a Fund to cover a Fund’s exposure to the counterparty.

Credit Default Swap Agreements  Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on credit default swap agreements, a Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

If a Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate issues, sovereign issues of an emerging country or U.S. municipal issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). A Fund may use credit default swaps on corporate issues, sovereign issues of an emerging country or U.S. municipal issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on asset-backed securities involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. Unlike credit default swaps on corporate issues, sovereign issues of an emerging country or U.S. municipal issues, deliverable obligations in most instances would be limited to the specific referenced obligation as performance for asset-backed securities can vary across deals. Prepayments, principal paydowns, and other writedown or loss events on the underlying mortgage loans will reduce the outstanding principal balance of the referenced obligation. These reductions may be temporary or permanent as defined under the terms of the swap agreement and the notional amount for the swap agreement will be adjusted by corresponding amounts. A Fund may use credit default swaps on asset-backed securities to provide a measure of protection against defaults of the referenced obligation or to take an active long or short position with respect to the likelihood of a particular referenced obligation’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a

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Notes to Financial Statements   (Cont.)

specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. A Fund may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit-default swaps on indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, sovereign issues of an emerging country or U.S. municipal issues as of period end are disclosed in the footnotes to the Schedules of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of each individual credit default swap agreements outstanding as of September 30, 2009 for which a Fund is the seller of protection are disclosed in the notes to the Schedules of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Fund for the same referenced entity or entities.

5.  PRINCIPAL RISKS

In the normal course of business the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk), or failure or inability of the other party to a transaction to perform (credit and counterparty risk).

Market Risks  A Fund’s investments in derivatives and other financial instruments expose the Fund to various risks such as, but not limited to, interest rate, foreign currency, equity and commodity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by a Fund is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income’s market price to interest rate (i.e. yield) movements.

The market values of equities, such as common stocks and preferred stocks or equity related investments such as futures, options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Credit and Counterparty Risks  A Fund will be exposed to credit risk on parties with whom it trades and will also bear the risk of settlement default. A Fund minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. A Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, a Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default. Financial assets, which potentially expose a Fund to counterparty risk, consist principally of cash due from counterparties and investments. PIMCO, as the investment adviser, minimizes counterparty risks to the Funds by performing extensive reviews of each counterparty and obtaining approval from the Counterparty Risk Committee prior to entering into transactions with a third party. All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once a Fund has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

A Fund is subject to various Master Agreements, which govern the terms of certain transactions with select counterparties. These Master Agreements reduce the counterparty risk associated with relevant transactions by allowing a Fund to net contracts in the event of default. All amounts with the counterparty are terminated and settled on a net basis. A Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements (“Master Repo Agreements”) govern transactions between a Fund and select counterparties. The Master Repo Agreements maintain provisions for, initiation, income payments, events of default, and maintenance of collateral for Repurchase Agreements.

International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) govern transactions, over-the-counter derivative and foreign exchange contracts, entered into by a Fund and those counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to early terminate could be material to the financial statements.

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6.  FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Global Investors of America L.P. (“AGI”), and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from each Fund, at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”), and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory and Supervisory and Administrative Fees for all classes are charged at an annual rate as noted in the following table:

	Investment Advisory Fee		Supervisory and Administrative Fee

Fund Name	All Classes		Institutional Class	Administrative Class	A, B and C Classes		Class D		Class P
California Intermediate Municipal Bond Fund	0.225%		0.22%	N/A	0.30%		0.30%		0.32%
California Short Duration Municipal Income Fund	0.20%	(1)	0.15%	N/A	0.30%		0.30%		0.25%
High Yield Municipal Bond Fund	0.30%	(2)	0.25%	N/A	0.30%	(3)	0.30%	(3)	0.35%
Municipal Bond Fund	0.225%	(4)	0.24%	0.24%	0.30%		0.30%		0.34%
MuniGO Fund	0.20%		0.20%	N/A	0.30%		0.30%		0.30%
New York Municipal Bond Fund	0.225%		0.22%	N/A	0.30%		0.30%		N/A
Short Duration Municipal Income Fund	0.20%	(1)	0.15%	0.15%	0.30%		0.30%		0.25%

(1)	Effective October 1, 2009, the Fund’s Investment Advisory Fee was reduced by 0.02% to 0.18% per annum.
(2)	PIMCO has contractually agreed, through July 31, 2010, to waive 0.01% of the Investment Advisory Fee to 0.29%.
(3)	PIMCO has contractually agreed, through July 31, 2010, to waive 0.05% of the Supervisory and Administrative Fee to 0.25%.
(4)	Effective October 1, 2009, the Fund’s Investment Advisory Fee was reduced by 0.025% to 0.20% per annum.

(c) Distribution and Servicing Fees  Allianz Global Investors Distributors LLC (“AGID”) is an indirect wholly-owned subsidiary of AGI and serves as the distributor (the “Distributor”) of the Trust’s shares. The Trust is permitted to reimburse AGID on a quarterly basis, out of the Administrative Class assets of each Fund offering Administrative Class Shares in an amount up to 0.25% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Fund shares as their funding medium. Unreimbursed costs may be carried forward for reimbursement for up to twelve months beyond the date in which it is incurred, subject always to the limit that not more than 0.25% of the average daily net assets attributable to an Administrative Class may be expensed. The effective rate paid to AGID was 0.25% during the current fiscal year with no unreimbursed costs to be carried forward as of September 30, 2009.

Pursuant to the Distribution and Servicing Plans adopted by the A, B, C, D and R Classes of the Trust, the Trust compensates AGID or an affiliate for services provided and expenses incurred in connection with assistance rendered in the sale of shares and services rendered to shareholders and for maintenance of shareholder accounts of the A, B, C, D and R Classes. The Trust paid AGID distribution and servicing fees at effective rates as set forth in the following table (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Allowable Rate
	Distribution Fee	Servicing Fee
Class A
All Funds	—	0.25%
Class B
All Funds	0.75%	0.25%
Class C
Municipal Bond and MuniGO Funds	0.50%	0.25%
Short Duration Municipal Income Fund	0.30%	0.25%
All other Funds	0.75%	0.25%
Class D
All Funds	—	0.25%

AGID also receives the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares, except for the Money Market Fund, and the contingent deferred sales charges paid by the shareholders upon certain redemptions of A, B and C Class shares. For the period ended September 30, 2009, AGID received $10,171,822 from the Trust representing commissions (sales charges) and contingent deferred sales charges.

(d) Redemption Fees  Prior to May 1, 2009, shareholders of certain Funds were subject to a Redemption Fee on redemptions and exchanges of 2.00% of the NAV of the Fund shares redeemed or exchanged. Effective May 1, 2009, the Funds no longer impose Redemption Fees. Actual redemption fees charged are reported on the Statements of Changes in Net Assets.

(e) Fund Expenses   The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

PIMCO has agreed to waive a portion of the California Short Duration Municipal Income, High Yield Municipal Bond and MuniGO Funds’ Supervisory and

Semiannual Report	September 30, 2009	63

Notes to Financial Statements   (Cont.)

Administrative Fees in each Fund’s first fiscal year, to the extent that the payment of each Fund’s pro rata share of organizational expenses and Trustee Fees cause the actual expense ratio to rise above the rates disclosed in the then-current prospectus plus 0.0049% as set forth below (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

Fund Name	Inst’l Class	Class A	Class C	Class D	Class P
California Short Duration Municipal Income Fund	0.35%	0.70%	—	0.70%	—
High Yield Municipal Bond Fund	0.55%	0.95%	1.70%	0.95%	—
MuniGO Fund	0.40%	0.75%	1.25%	0.75%	0.50%

PIMCO may be reimbursed for these waived amounts in future periods, not to exceed thirty-six months after the waiver. Expenses that have been waived may still be reimbursed by the Administrator, to the extent the Funds’ annualized total portfolio operating expenses plus the amount so reimbursed does not exceed the operating expense limitation. The recoverable amounts to the Administrator at September 30, 2009, were as follows (amounts in thousands):

Fund Name	Recoverable Amounts
California Short Duration Municipal Income Fund	$29
High Yield Municipal Bond Fund	54

Each unaffiliated Trustee receives an annual retainer of $100,000, plus $9,500 for each Board of Trustees meeting attended in person, $750 ($1,000 in the case of the audit committee chair) for each committee meeting attended and $1,500 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $15,000 and each other committee chair receives an additional annual retainer of $1,500.

The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

7.  RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 6 and the accrued related party fees amounts are disclosed in the Statements of Assets and Liabilities.

Certain Funds are permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Funds from or to another fund or portfolio that are, or could be, considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the period ended September 30, 2009, the Fund below engaged in purchases and sales of securities pursuant to the Rule 17a-7 of the Act (amounts in thousands):

Fund Name	Purchases	Sales
California Intermediate Municipal Bond Fund	$0	$5,352
California Short Duration Municipal Income Fund	7,780	0
High Yield Municipal Bond Fund	4,684	0
Municipal Bond Fund	3,425	13,718
MuniGO Fund	2,409	0
New York Municipal Bond Fund	1,829	0
Short Duration Municipal Income Fund	10,502	1,322

8.  GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.

9.  PURCHASES AND SALES OF SECURITIES

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended September 30, 2009, were as follows (amounts in thousands):

	U.S. Government/Agency		All Other
Fund Name	Purchases	Sales	Purchases	Sales
California Intermediate Municipal Bond Fund	$0	$0	$35,292	$47,673
California Short Duration Municipal Income Fund	4	2	125,274	70,879
High Yield Municipal Bond Fund	0	0	154,133	86,775
Municipal Bond Fund	0	0	146,244	206,587
MuniGO Fund	0	0	34,828	10,092
New York Municipal Bond Fund	0	0	46,397	30,737
Short Duration Municipal Income Fund	0	0	176,349	111,704

64	PIMCO Funds	Municipal Bond Funds

(Unaudited) September 30, 2009

10.  REGULATORY AND LITIGATION MATTERS

PIMCO, a subsidiary of AGI, and PIMCO Funds are the subject of a lawsuit in the Northern District of Illinois Eastern Division in which the complaint alleges that plaintiffs each purchased and sold a 10-year Treasury note futures contract and suffered damages from an alleged shortage when PIMCO held both physical and futures positions in 10-year Treasury notes for its client accounts. In July 2007, the court granted class certification of a class consisting of those persons who purchased futures contracts to offset short positions between May 9, 2005 and June 30, 2005. Management currently believes that the complaint is without merit and PIMCO and PIMCO Funds intend to vigorously defend against this action.

In April 2006, certain registered investment companies and other funds managed by PIMCO were served in an adversary proceeding brought by the Official Committee of Asbestos Claimants of G-I Holdings, Inc. in G-I Holdings, Inc.’s bankruptcy in the District of New Jersey. In July 2004, PIMCO was named in this lawsuit and remains a defendant. The plaintiff seeks to recover for the bankruptcy estate assets that were transferred by the predecessor entity of G-I Holdings, Inc. to a wholly-owned subsidiary in 1994. The subsidiary has since issued notes, of which certain registered investment companies and other funds managed by PIMCO are alleged to be holders. The complaint alleges that in 2000, more than two hundred noteholders — including certain registered investment companies and other funds managed by PIMCO — were granted a second priority lien on the assets of the subsidiary in exchange for their consent to a refinancing transaction and the granting of a first priority lien to the lending banks. The plaintiff is seeking invalidation of the lien in favor of the noteholders and/or the value of the lien. A Plan of Reorganization (the “Plan”) is currently under consideration by the Court in the underlying bankruptcy case. If the Plan is approved, it is expected that the adversary proceeding to which PIMCO and other funds managed by PIMCO (“PIMCO Entities”) are parties will be dismissed. It is not known at this time when the Plan may be approved, if at all. In the meantime, the adversary proceeding is stayed. This matter is not expected to have a material adverse effect on the relevant PIMCO Entities.

11.  FEDERAL INCOME TAX MATTERS

Each Fund intends to qualify as a regulated investment company under sub-chapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

As of September 30, 2009, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns.

As of September 30, 2009, the aggregate cost of investments was the same for federal income tax and financial statement purposes. The net unrealized appreciation/(depreciation) of investment securities for federal income tax purposes were as follows (amounts in thousands):

Fund Name	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (1)
California Intermediate Municipal Bond Fund	$3,664	$(2,285)	$1,379
California Short Duration Municipal Income Fund	3,187	(186)	3,001
High Yield Municipal Bond Fund	10,029	(30,308)	(20,279)
Municipal Bond Fund	13,691	(15,724)	(2,033)
MuniGO Fund	913	0	913
New York Municipal Bond Fund	9,999	(2,708)	7,291
Short Duration Municipal Income Fund	2,362	(5,813)	(3,451)

(1)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals.

Semiannual Report	September 30, 2009	65

Notes to Financial Statements   (Cont.)

12.  SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	California Intermediate Municipal Bond Fund				California Short Duration Municipal Income Fund
	Six Months Ended 09/30/2009		Year Ended 03/31/2009		Six Months Ended 09/30/2009		Year Ended 03/31/2009
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	907	$8,210	2,731	$24,476	4,521	$45,470	12,200	$121,333
Class P	134	1,193	1	10	467	4,716	441	4,380
Administrative Class	0	0	0	0	0	0	0	0
Class D	216	1,938	244	2,222	428	4,310	500	4,971
Other Classes	632	5,743	2,217	20,087	5,593	56,215	4,360	43,484

Issued as reinvestment of distributions
Institutional Class	132	1,191	440	3,985	105	1,047	143	1,427
Class P	0	0	0	0	0	0	0	0
Administrative Class	0	0	6	55	0	0	0	0
Class D	6	54	11	95	6	59	7	72
Other Classes	53	477	111	996	42	418	43	430

Cost of shares redeemed
Institutional Class	(2,372)	(21,214)	(6,915)	(60,498)	(4,808)	(48,352)	(4,542)	(45,114)
Class P	(25)	(236)	0	0	(44)	(445)	(43)	(430)
Administrative Class	(1)	(7)	(177)	(1,570)	0	0	0	0
Class D	(63)	(567)	(123)	(1,091)	(69)	(690)	(112)	(1,114)
Other Classes	(1,403)	(12,602)	(1,259)	(11,135)	(1,237)	(12,435)	(2,242)	(22,210)
Net increase (decrease) resulting from Fund share transactions	(1,784)	$(15,820)	(2,713)	$(22,368)	5,004	$50,313	10,755	$107,229

	New York Municipal Bond Fund				Short Duration Municipal Income Fund
	Six Months Ended 09/30/2009		Year Ended 03/31/2009		Six Months Ended 09/30/2009		Year Ended 03/31/2009
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	1,391	$14,568	6,460	$66,881	6,778	$57,106	7,446	$69,227
Class P	0	0	0	0	627	5,258	1	10
Administrative Class	0	0	0	0	86	728	1,559	14,584
Class D	547	5,718	2,013	21,295	429	3,594	532	4,717
Other Classes	833	8,752	1,409	14,921	8,877	74,702	15,398	143,002

Issued as reinvestment of distributions
Institutional Class	158	1,663	244	2,503	56	472	346	3,116
Class P	0	0	0	0	2	13	0	0
Administrative Class	0	0	0	0	7	55	60	543
Class D	42	440	80	820	6	51	20	181
Other Classes	31	328	58	597	94	788	341	3,052

Cost of shares redeemed
Institutional Class	(760)	(7,960)	(2,258)	(22,680)	(4,286)	(35,928)	(10,218)	(88,500)
Class P	0	0	0	0	(116)	(979)	0	0
Administrative Class	0	0	0	0	(157)	(1,317)	(1,731)	(14,939)
Class D	(351)	(3,652)	(1,208)	(12,350)	(2,253)	(18,908)	(769)	(6,987)
Other Classes	(176)	(1,831)	(760)	(7,836)	(3,207)	(26,891)	(11,255)	(99,911)
Net increase (decrease) resulting from Fund share transactions	1,715	$18,026	6,038	$64,151	6,943	$58,744	1,730	$28,095

66	PIMCO Funds	Municipal Bond Funds

(Unaudited) September 30, 2009

High Yield Municipal Bond Fund				Municipal Bond Fund				MuniGO Fund
Six Months Ended 09/30/2009		Year Ended 03/31/2009		Six Months Ended 09/30/2009		Year Ended 03/31/2009		Period from 07/01/2009 to 09/30/2009
Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

3,548	$26,301	8,723	$71,285	2,825	$23,597	20,199	$181,755	2,044	$20,618
401	2,939	1	10	239	1,973	1	10	1	10
0	0	0	0	23	196	56	524	0	0
4,046	29,919	3,195	26,547	1,235	10,390	2,723	24,401	145	1,467
5,059	36,943	10,458	86,185	4,770	39,864	10,422	89,359	240	2,440

314	2,329	799	6,272	608	5,109	1,893	16,487	3	32
0	0	0	1	1	4	0	0	0	0
0	0	0	0	2	12	3	29	0	0
65	481	90	698	54	452	183	1,633	0	3
279	2,068	425	3,233	296	2,492	496	4,285	1	6

(2,766)	(20,583)	(12,161)	(95,630)	(14,779)	(122,138)	(21,578)	(182,625)	(1)	(8)
(24)	(177)	0	0	(20)	(164)	0	0	0	0
0	0	0	0	(8)	(65)	(36)	(307)	0	0
(881)	(6,577)	(2,378)	(19,067)	(844)	(7,004)	(5,015)	(40,728)	0	0
(1,854)	(13,551)	(5,570)	(41,849)	(2,467)	(20,564)	(7,262)	(63,121)	0	0
8,187	$60,092	3,582	$37,685	(8,065)	$(65,846)	2,085	$31,702	2,433	$24,568

13.  SUBSEQUENT EVENTS

PIMCO has evaluated the possibility of subsequent events existing in the Funds’ financial statements through November 25, 2009, the date that the financial statements were available to be issued. PIMCO has determined that there are no additional material events that would require disclosure in the Funds’ financial statements through this date.

Semiannual Report	September 30, 2009	67

GLOSSARY: (abbreviations that may be used in the preceding statements)	(Unaudited)

Counterparty Abbreviations:
ABN	ABN AMRO Bank, N.V.	CITI	Citigroup, Inc.	MSC	Morgan Stanley
AIG	AIG International, Inc.	CSFB	Credit Suisse First Boston	RBC	Royal Bank of Canada
BCLY	Barclays Bank PLC	DUB	Deutsche Bank AG	RBS	Royal Bank of Scotland Group PLC
BNP	BNP Paribas Bank	GSC	Goldman Sachs & Co.	SOG	Societe Generale
BOA	Bank of America	HSBC	HSBC Bank USA	SSB	State Street Bank and Trust Co.
BSN	Bank of Nova Scotia	JPM	JPMorgan Chase & Co.	UBS	UBS Warburg LLC
CBA	Commonwealth Bank of Australia	MLP	Merrill Lynch & Co., Inc.	WAC	Wachovia Bank N.A.

Currency Abbreviations:
AED	UAE Dirham	HKD	Hong Kong Dollar	PLN	Polish Zloty
ARS	Argentine Peso	HUF	Hungarian Forint	RON	Romanian New Leu
AUD	Australian Dollar	IDR	Indonesian Rupiah	RUB	Russian Ruble
BRL	Brazilian Real	ILS	Israeli Shekel	SAR	Saudi Riyal
CAD	Canadian Dollar	INR	Indian Rupee	SEK	Swedish Krona
CHF	Swiss Franc	JPY	Japanese Yen	SGD	Singapore Dollar
CLP	Chilean Peso	KRW	South Korean Won	THB	Thai Baht
CNY	Chinese Renminbi	KWD	Kuwaiti Dinar	TRY	Turkish New Lira
COP	Colombian Peso	MXN	Mexican Peso	TWD	Taiwanese Dollar
CZK	Czech Koruna	MYR	Malaysian Ringgit	UAH	Ukrainian Hryvnia
DKK	Danish Krone	NOK	Norwegian Krone	USD	United States Dollar
EGP	Egyptian Pound	NZD	New Zealand Dollar	UYU	Uruguayan Peso
EUR	Euro	PEN	Peruvian New Sol	ZAR	South African Rand
GBP	British Pound	PHP	Philippine Peso

Exchange Abbreviations:
AMEX	American Stock Exchange	ICE	IntercontinentalExchange®	NYBEX	New York Board of Trade
CBOE	Chicago Board Options Exchange	ICEX	Iceland Stock Exchange	NYMEX	New York Mercantile Exchange
CBOT	Chicago Board of Trade	KCBT	Kansas City Board of Trade	NYFE	New York Futures Exchange
CME	Chicago Mercantile Exchange	LIFFE	London International Financial Futures Exchange	NYSE	New York Stock Exchange
FTSE	Financial Times Stock Exchange	LMEX	London Metal Exchange	OTC	Over-the-Counter

Index Abbreviations:
ABX.HE	Asset-Backed Securities Index - Home Equity	DJAIGTR	Dow Jones-AIG Total Return Commodity Index	eRAFI	enhanced Research Affiliates Fundamental Index
BCC2GO1P	Barclays Capital Gas Oil 1M Deferred S2 Excess Return Index	DJAIHGTR	Dow Jones-AIG Copper Total Return Sub-Index	eRAFI EM	eRAFI Emerging Markets Index
BCC2LP1P	Barclays Capital Copper 1M Deferred S2 Excess Return Index	DJAIWHTR	Dow Jones-AIG Wheat Total Return Sub-Index	FRCPXTOB	France Consumer Price ex-Tobacco Index
CDX.EM	Credit Derivatives Index - Emerging Markets	DJUBHGTR	Dow Jones-UBS Copper Subindex Total Return	GSCITR	Goldman Sachs Commodity Total Return Index
CDX.HVol	Credit Derivatives Index - High Volatility	DJUBS	Dow Jones-UBS Commodity Index	HICP	Harmonized Index of Consumer Prices
CDX.HY	Credit Derivatives Index - High Yield	DJUBSAL	Dow Jones-UBS Aluminum Sub-Index	LCDX	Liquid Credit Derivative Index
CDX.IG	Credit Derivatives Index - Investment Grade	DJUBSLI	Dow Jones-UBS Livestock Sub-Index	MCDX	Municipal Bond Credit Derivative Index
CDX.NA	Credit Derivatives Index - North America	DJUBSNI	Dow Jones-UBS Nickel Sub-Index	SPGCCLP	S&P GSCI Crude Oil Index
CDX.XO	Credit Derivatives Index - Crossover	DJUBSPR	Dow Jones-UBS Precious Metals Sub-Index	SPGCCNTR	S&P GSCI Corn Index
CMBX	Commercial Mortgage-Backed Index	DJUBSTR	Dow Jones-UBS Commodity Index Total Return	SPGSBRP	S&P GSCI Brent Crude Index Excess Return Index
CPI	Consumer Price Index	DJUBSZS	Dow Jones-UBS Zinc Sub-Index	TUCPI	Turkey Consumer Price Index
CPTFEMU	Eurozone HICP ex-Tobacco Index	DWRTT	Dow Jones Wilshire REIT Total Return Index	UKRPI	United Kingdom Retail Price Index
DJAIGCI	Dow Jones-AIG Commodity Index	EAFE	Europe, Australasia, and Far East Stock Index	USSP	USD Swap Spread

Municipal Bond or Agency Abbreviations:
ACA	American Capital Access Holding Ltd.	FNMA	Federal National Mortgage Association	NPFGC	National Public Finance Guarantee Corporation
AGC	Assured Guaranty Corp.	FSA	Financial Security Assurance, Inc.	PSF	Public School Fund
AMBAC	American Municipal Bond Assurance Corp.	GNMA	Government National Mortgage Association	Q-SBLF	Qualified School Bond Loan Fund
BHAC	Berkshire Hathaway Assurance Corporation	GTD	Guaranteed	Radian	Radian Guaranty, Inc.
CM	California Mortgage Insurance	HUD	U.S. Department of Housing and Urban Development	ST	State
CR	Custodial Receipts	ICR	Insured Custodial Receipts	VA	Department of Veterans Affairs
FGIC	Financial Guaranty Insurance Co.	IBC	Insured Bond Certificate	XLCA	XL Capital Assurance
FHA	Federal Housing Administration	MAIA	Michigan Association of Insurance Agents
FHLMC	Federal Home Loan Mortgage Corporation	MBIA	Municipal Bond Investors Assurance

Other Abbreviations:
ABS	Asset-Backed Security	HIBOR	Hong Kong Interbank Offered Rate	PRIBOR	Prague Interbank Offered Rate
BRIBOR	Brastislava Interbank Offered Rate	ISDA	International Swaps and Derivatives Association, Inc.	REIT	Real Estate Investment Trust
CDI	Brazil Interbank Deposit Rate	JIBOR	Johannesburg Interbank Offered Rate	SIFMA	Securities Industry and Financial Markets Association
CLO	Collateralized Loan Obligation	JSC	Joint Stock Company	SPDR	Standard & Poor's Depository Receipts
CMBS	Collateralized Mortgage-Backed Security	KLIBOR	Kuala Lumpur Interbank Offered Rate	STIBOR	Stockholm Interbank Offered Rate
CMM	Constant Maturity Mortgage Rate	LIBOR	London Interbank Offered Rate	THBFIX	Thai Baht Floating-Rate Fix
CMO	Collateralized Mortgage Obligation	MBS	Mortgage-Backed Security	TIIE	Tasa de Interés Interbancaria de Equilibrio
EURIBOR	Euro Interbank Offered Rate	MSCI	Morgan Stanley Capital International	WIBOR	Warsaw Interbank Offered Rate
FFR	Federal Funds Rate	NSERO	India National Stock Exchange Interbank Offer Rate	WTI	West Texas Intermediate

68	PIMCO Funds	Municipal Bond Funds

Privacy Policy	(Unaudited)

The Funds consider customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ personal information. To ensure their shareholders’ privacy, the Funds have developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Funds and certain service providers to the Funds, such as the Funds’ investment advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial adviser or consultant, and/or from information captured on the Funds’ internet websites.

Respecting Your Privacy

As a matter of policy, the Funds do not disclose any personal or account information provided by shareholders or gathered by the Funds to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Funds. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Funds’ Distributor may also retain non-affiliated companies to market the Funds’ shares or products which use the Funds’ shares and enter into joint marketing agreements with other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Funds may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm.

Sharing Information with Third Parties

The Funds reserve the right to disclose or report personal information to non-affiliated third parties, in limited circumstances, where the Funds believe in good faith that disclosure is required under law to cooperate with regulators or law enforcement authorities, to protect their rights or property or upon reasonable request by any Fund in which a shareholder has chosen to invest. In addition, the Funds may disclose information about a shareholder’s accounts to a non-affiliated third party with the consent of the shareholder.

Sharing Information with Affiliates

The Funds may share shareholder information with their affiliates in connection with servicing their shareholders’ accounts or to provide shareholders with information about products and services that the Funds or their Advisers, principal underwriters or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Funds share may include, for example, a shareholder’s participation in one of the Funds or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), or other data about a shareholder’s accounts. The Funds’ Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Funds take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Funds have also implemented procedures that are designed to restrict access to a shareholder’s non-public personal information only to internal personnel who need to know that information in order to provide products or services to such shareholders. In order to guard a shareholder’s non-public personal information, physical, electronic and procedural safeguards are in place.

Semiannual Report	September 30, 2009	69

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Supervision and Administration Agreement, Asset Allocation Sub-Advisory Agreements and Sub-Advisory Agreements

On August 10-11, 2009, the Board of Trustees (the “Board”) of PIMCO Funds (the “Trust”), including a majority of the independent Trustees, approved the Amended and Restated Investment Advisory Contract with Pacific Investment Management Company LLC (“PIMCO”) on behalf of each of the Trust’s series (the “Funds”) for an additional one-year term through August 31, 2010. The Board also considered and approved for an additional one-year term through August 31, 2010, the Supervision and Administration Agreement (together with the Amended and Restated Investment Advisory Contract, the “Agreements”) with PIMCO on behalf of the Funds. The Board also considered and approved the renewal of (i) the Asset Allocation Sub-Advisory Agreements (the “Asset Allocation Agreements”) with Research Affiliates, LLC (“RALLC”), on behalf of PIMCO All Asset Fund and PIMCO All Asset All Authority Fund, each a series of the Trust, for an additional one-year term through August 31, 2010; and (ii) the Sub-Advisory Agreements (the “Sub-Advisory Agreements”) with RALLC, on behalf of PIMCO EM Fundamental IndexPLUS™ TR Strategy Fund, PIMCO Fundamental Advantage Total Return Strategy Fund, Fundamental IndexPLUS™ Fund and PIMCO Fundamental IndexPLUS™ TR Fund, each a series of the Trust, for an additional one-year term through August 31, 2010.

The information, material factors and conclusions that formed the basis for the Board’s approvals are described below.

1.	Information Received
A.	Materials Reviewed

During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO and RALLC. At each of its quarterly meetings, the Board reviews fund investment performance and a significant amount of information relating to fund operations, including the Funds’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO and RALLC to the Trust. In considering whether to approve renewal of the Agreements, the Asset Allocation Agreements, and the Sub-Advisory Agreements, the Board also reviewed supplementary information, including comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial and profitability information regarding PIMCO and RALLC and information about the personnel providing investment management services and supervisory and administrative services to the Funds. The Board also reviewed material provided by counsel to the Trust and the independent Trustees, which included, among other things, memoranda outlining legal duties of the Board.

B.	Review Process

In connection with the renewal of the Agreements, the Asset Allocation Agreements, and the Sub-Advisory Agreements, the Board reviewed written materials prepared by PIMCO and RALLC in response to requests from counsel to the Trust. The Board also requested and received assistance and advice regarding applicable legal standards from Trust counsel, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board also heard oral presentations on matters related to the Agreements, the Asset Allocation Agreements, and the Sub-Advisory Agreements and met both as a full Board and as the independent Trustees alone, without management present, at the August 10-11, 2009 meeting. The independent Trustees also met telephonically with counsel to the Trust on August 3, 2009 to discuss the materials presented.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to recommend the renewal of the Agreements, the Asset Allocation Agreements, and the Sub-Advisory Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. This discussion is not intended to be all-inclusive. This summary describes the most important, but not all, of the factors considered by the Board.

2.	Nature, Extent and Quality of Services
A.	PIMCO, RALLC, their Personnel, and Resources

The Board considered the depth and quality of PIMCO’s investment management process, including: its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; and the overall financial strength and stability of its organization. The Board also considered that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management and research, compliance, trading, performance and portfolio accounting. The Board noted PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems. The Board also considered PIMCO’s responses to the recent challenging market environment and noted the high level of service provided during these market events, including active liquidity and collateral management, frequent pricing committee meetings and adding personnel to the pricing team, additional client communications and providing appropriate staffing and operational resources to support record trade volumes. The Board also noted that PIMCO has a Best Execution Committee and a best execution policy, which assists the Funds in obtaining the most advantageous combination of price and execution for trades.

Similarly, the Board considered the asset-allocation services provided by RALLC to the PIMCO All Asset Fund and PIMCO All Asset All Authority Fund and the sub-advisory services provided by RALLC to the PIMCO EM Fundamental IndexPLUS™ TR Strategy Fund, PIMCO Fundamental Advantage Total Return Strategy Fund, PIMCO Fundamental IndexPLUS™ Fund and PIMCO Fundamental IndexPLUS™ TR Fund. The Board considered the depth and quality of RALLC’s investment management and research capabilities, the experience and capabilities of its portfolio management personnel, and in particular the experience and capabilities of Robert Arnott, and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and by RALLC under the Asset Allocation Agreements and Sub-Advisory Agreements are likely to benefit the Funds and their shareholders.

70	PIMCO Funds	Municipal Bond Funds

(Unaudited)

B.	Other Services

The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to the Trust and its shareholders; and its attention to matters that may involve conflicts of interest with the Trust. The Board also considered the nature, extent, quality and cost of supervisory and administrative services provided by PIMCO to the Funds under the Agreements. The Board noted that the Supervision and Administration Agreement was approved at the August 2008 Board meeting to replace the Trust’s previous Administration Agreement. The purpose of the change was to reflect the increased scope and complexity of supervisory and administrative services that PIMCO has been providing to the Trust. The Board considered the terms of Trust’s Supervision and Administration Agreement, under which the Trust pays for the administrative services it requires under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that, in recent years, the scope and complexity of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement has increased. The Board considered PIMCO’s provision of these services and supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives in the market.

Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Funds and their shareholders.

3.	Investment Performance

The Board received and examined information from PIMCO concerning the Funds’ one-, three-, five- and ten-year performance, as available, for the periods ended March 31, 2009 and other performance data, as available, for the period ended June 30, 2009 (the “PIMCO Report”) and from Lipper concerning the Funds’ one-, three-, five-, ten- and fifteen-year performance, as available, for the periods ended May 31, 2009 (the “Lipper Report”).

The Board considered information regarding both the short-term and long-term investment performance of each Fund relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 10-11, 2009 meeting. The Board noted that, as of May 31, 2009, approximately 60%, 60% and 75% of the Funds outperformed their Lipper category median over the three-year, five-year and 10-year period, respectively (based on the performance of the Institutional Class). The Trustees considered that other classes of each Fund would have substantially similar performance to that of the Institutional Class of each Fund because all of the classes are invested in the same portfolio of securities and that differences in performance among classes could be attributed to differences in each class’s different expenses. The Board also considered that the investment objectives of certain of the Funds may not be identical to those of the other funds in their respective peer groups, that the Lipper categories do not separate funds based upon maturity or duration, do not account for the funds’ hedging strategies, do not distinguish between enhanced index and actively managed equity strategies, do not include as many subsets as the Funds offer (i.e., Funds may be placed in a “catch-all” category) and do not account for certain fee waivers. The Board noted that, due to these differences, performance comparisons between certain of the Funds and their so-called peers may be inexact.

The Board noted that, of the Funds with at least 10 years of performance history, nearly two-thirds outperformed the relative benchmark indexes on a net-of-fees basis over the 10-year period ended May 31, 2009, as indicated in the PIMCO Report. The Board considered that, over periods three years and longer, nearly 75% all of the Institutional Class assets have outperformed the relative benchmark indexes net of fees, noting, however, the impact of PIMCO Total Return Fund’s size on this data. The Board also noted that, according to Lipper, the Funds generally performed well versus competitors during the recent liquidity crisis, but that a number of the Funds had underperformed in comparison to their respective benchmark indexes on a net-of-fees basis over the three- and five-year periods. The Board discussed with PIMCO the reasons for the underperformance of certain Funds. The Board also discussed actions that has been taken by PIMCO to attempt to improve performance and took note of PIMCO’s plans to monitor performance going forward. The Board also considered PIMCO’s proposal to reduce the advisory fee for the PIMCO California Short Duration Municipal Income Fund, PIMCO Municipal Bond Fund, and PIMCO Short Duration Municipal Income Fund and to reduce the supervisory and administrative fee for Institutional Class, Class P and Administrative Class shares of the PIMCO Emerging Markets Bond Fund and PIMCO Emerging Local Bond Fund. The Board noted that the expenses of these Funds currently fall below, and will continue to be lower, than the median expense ratio of the majority of competitor funds.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Funds indicates that its continued management is likely to benefit the Funds and their shareholders, and merits the approval of the continuation of the Agreements.

4.	Advisory Fees, Supervisory and Administrative Fees and Total Expenses

PIMCO reported to the Board that, in proposing fees for any Fund or class of shares, it considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Fund returns to current and potential investors. Fees charged to or proposed for different Funds for advisory services and supervisory and administrative services may vary in light of these various factors.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Funds (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds.

The Board also reviewed data comparing the Funds’ advisory fees to the standard fee rate PIMCO charges to separate accounts with a similar investment strategy, and found them to be comparable. In cases where the separate account fees were lower, the Trustees noted that the differences in fees were attributable to various factors, including

Semiannual Report	September 30, 2009	71

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Supervision and Administration Agreement, Asset Allocation Sub-Advisory Agreements and Sub-Advisory Agreements (Cont.)

differences in the services provided by PIMCO to the Funds, the manner in which similar portfolios may be managed, differences in liquidity and other regulatory requirements, and the fact that separate accounts may have other contractual arrangements that justify different levels of fees.

The Board also considered the Funds’ supervisory and administrative fees, comparing them to similar funds in the report supplied by Lipper. The Board considered that as the Funds’ business has become increasingly complex, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. The Board considered the Trust’s unified fee structure, under which the Trust pays for the supervisory and administrative services it requires for one set fee, and in return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that many other funds pay for these services separately, and thus it is difficult to directly compare PIMCO Funds’ unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board noted that the unified supervisory and administrative fee leads to fund fees that are fixed, rather than variable, and that the fixed fees were viewed by many in the industry as a positive attribute of the Funds. The Board concluded that the Funds’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervisory and Administration Agreement represent, in effect, a cap on fund fees that is beneficial to the Funds and their shareholders.

With respect to overall levels of Fund expenses, the Board observed that bond funds are more fee- and expense-ratio sensitive than equity funds, given the tangible impact of fees and expenses on yield, and that investors appear to be satisfied with the Funds’ performance, as evidenced by the continued growth in Fund assets. The Board noted that the total expenses for 53% of the Funds’ Class A shares and for 85% of the Funds’ Institutional Class shares fall below the median total expense of their respective Lipper Expense Group. The Board discussed with PIMCO those Funds and/or classes of Funds that had above median total expenses. The Board noted that several Funds launched in recent years have been unique products that have few, if any peers, and cannot easily be grouped with comparable funds. Upon comparing the Funds’ total expenses to other funds in the Expense Groups provided by Lipper, the Board found the Funds’ total expenses to be reasonable.

The Board noted that, with few exceptions, PIMCO has maintained Fund fees at the same guaranteed level as implemented when the unified fee was adopted, and has reduced fees on a number of Funds in prior years. The Board also considered PIMCO’s proposal to reduce the advisory fee for the PIMCO California Short Duration Municipal Income Fund, PIMCO Municipal Bond Fund, and PIMCO Short Duration Municipal Income Fund and to reduce the supervisory and administrative fee for Institutional Class, Class P and Administrative Class shares of the PIMCO Emerging Markets Bond Fund and PIMCO Emerging Local Bond Fund. The Board further noted that, although the unified fee structure does not have break points, it implicitly reflects economies of scale by fixing the absolute level of Fund fees at competitive levels even if the Funds’ operating costs rise when assets remain flat or decrease.

Based on the information presented by PIMCO, RALLC and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, as well as the total expenses of the Funds, is reasonable.

5.	Adviser Costs, Level of Profits and Economies of Scale

The Board reviewed information regarding PIMCO’s costs of providing services to the Funds as a whole, as well as the resulting level of profits to PIMCO, noting that those results were comparable to the reported results of several publicly held investment management companies. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board found that because the unified fee protects shareholders against unanticipated increases in expense ratios due to redemptions, declines in asset values, or increases in the costs of services provided or procured by PIMCO, economies of scale are implicitly recognized in the level of the unified fee (which, together with the advisory fee, serves as a proxy for the Funds’ overall expense ratios). The Board noted that PIMCO may share the benefits of economies of scale with the Funds and their shareholders by offering enhanced or additional services. The Board also considered that economies of scale may be reflected in the Funds’ share class structure, including that the Funds offer Institutional Class shares on third-party platforms that impose high investment minimums. The Board reviewed the history of the Funds’ fee structure, noting that the unified supervisory and administrative services fee was an extension of the initial “expense guarantee” under which PIMCO had agreed to maintain the expense ratio of each Fund at specified levels for a period of time. The Board noted that PIMCO had taken on the risk that Fund expenses would increase or that assets would decline over time. Finally, the Board considered that during the recent market downturn the Funds’ unified fee has protected shareholders against an increase in expenses that may accompany declines in assets. The Board concluded that the Funds’ cost structure was reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Funds, to the benefit of the Fund’s shareholders.

6.	Ancillary Benefits

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Funds. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to the Funds and their shareholders, for which they may be compensated under the unified fee, or through distribution fees paid pursuant the Funds’ Rule 12b-1 plans. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Funds, it has adopted a policy not to accept soft dollars.

72	PIMCO Funds	Municipal Bond Funds

(Unaudited)

7.	Conclusions

Based on their review, including their consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Funds by PIMCO and RALLC continued to be excellent and favored the renewal of the Agreements, the Asset Allocation Agreements, and the Sub-Advisory Agreements. The Board concluded that the Agreements, the Asset Allocation Agreements, and the Sub-Advisory Agreements continued to be fair and reasonable to the Funds and their shareholders, that the Funds’ shareholders received reasonable value in return for the fees paid to PIMCO by the Funds under the Agreements, and the fees paid to RALLC by PIMCO under the Asset Allocation Agreements, and that the renewal of the Agreements and the Asset Allocation Agreements was in the best interests of the Funds and their shareholders.

Semiannual Report	September 30, 2009	73

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, CA 92660

Distributor

Allianz Global Investors Distributors LLC

1345 Avenue of the Americas

New York, NY 10105

Custodian

State Street Bank and Trust Company

801 Pennsylvania

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services

330 W. 9th Street

Kansas City, MO 64105

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Funds.

PI_1527506_00 SAR 9/30/09

PIMCO Funds

Semiannual Report

SEPTEMBER 30, 2009

Municipal Bond Funds

Share Classes

NATIONAL SHORT DURATION TAX-EXEMPT

PIMCO Short Duration Municipal Income Fund

NATIONAL

PIMCO High Yield Municipal Bond Fund

PIMCO Municipal Bond Fund

PIMCO MuniGO Fund

STATE-SPECIFIC

PIMCO California Intermediate Municipal Bond Fund

PIMCO California Short Duration Municipal Income Fund

PIMCO New York Municipal Bond Fund

This material is authorized for use only when preceded or accompanied by the current PIMCO Funds prospectus. Investors should consider the investment objectives, risks, charges and expenses of each Fund carefully before investing. This and other information is contained in the Funds’ prospectus. Please read the prospectus carefully before you invest or send money.

		Page

Chairman’s Letter		4
Important Information About the Funds		6
Benchmark Descriptions		15
Financial Highlights		46
Statements of Assets and Liabilities		52
Statements of Operations		53
Statements of Changes in Net Assets		54
Notes to Financial Statements		56
Glossary		67
Privacy Policy		68
Approval of Renewal of the Amended and Restated Investment Advisory Contract, Supervision and Administration Agreement, Asset Allocation Sub-Advisory Agreements and Sub-Advisory Agreements		69

FUND	Fund Summary	Schedule of Investments

California Intermediate Municipal Bond Fund	8	17
California Short Duration Municipal Income Fund	9	20
High Yield Municipal Bond Fund	10	24
Municipal Bond Fund	11	31
MuniGO Fund	12	37
New York Municipal Bond Fund	13	39
Short Duration Municipal Income Fund	14	42

Semiannual Report	September 30, 2009	3

Chairman’s Letter

Dear PIMCO Funds Shareholder:

Financial markets and the broader economy generally stabilized during the fiscal reporting period and most asset classes higher on the risk spectrum gained significantly from the lows reached in March 2009. Government policy initiatives, centered on unprecedented monetary stimulus and near zero short-term interest rates, were the primary contributors to improved economic stability and the recent market rally. However, the requirements for a sustained global economic recovery are complex and challenging. In the U.S. alone, consumer indebtedness is at a level greater than likely income potential and credit availability, unemployment remains high, and many major banking institutions continue to focus on rebuilding their balance sheet in lieu of lending to consumers and businesses. In this uncertain environment, we believe that an understanding of the many market risk factors is critical to both portfolio allocation and in determining the effectiveness of investment opportunities for our clients. As such, we remain focused and committed to guide our clients through the ongoing uncertainty, while continuing to stay at the forefront of risk management and market opportunities.

Highlights of the financial markets during the six-month reporting period include:

•

The Federal Reserve maintained a target range for the Federal Funds Rate of 0.00% to 0.25% and the Bank of England kept its key-lending rate at 0.50%, while the European Central Bank reduced its overnight rate to 1.00%. The Bank of Japan maintained its lending rate at 0.10%.

•

Yields on government bonds generally increased in most developed markets as investors moved into riskier asset classes. The yield on the ten-year U.S. Treasury note increased 0.64% to end the period at 3.31%. The Barclays Capital U.S. Aggregate Index, a widely used index of U.S. Treasury, investment-grade corporate and mortgage-backed securities, returned 5.59% for the reporting period.

•

Agency mortgage-backed securities (“MBS”) outperformed like-duration U.S. Treasury securities as the Federal Reserve’s MBS Purchase Program helped to compress mortgage yield premiums closer to pre-crisis levels. Non-Agency MBS (not backed by a U.S. Government guarantee) performed well due to expected demand from the Public-Private Investment Program (“PPIP”) as well as from renewed interest in riskier assets. Consumer asset-backed securities (“ABS”) also outperformed like-duration U.S. Treasury securities due to robust demand for assets issued through the Federal Reserve’s Term Asset-Backed Securities Loan Facility (“TALF”) and the re-emergence of unleveraged cash investors, such as pension funds and insurance companies.

•

Corporate bonds, primarily high-yield, represented one of the best performing fixed-income asset classes during the reporting period. Corporate bond premiums to U.S. Treasury securities continued to tighten and approached levels last seen in 2007 as fund flows into corporate bonds were strong and the supply of available bonds began to contract slightly after years of high single-digit growth. Performance was strongest in the financial sector, which gained from improved asset valuations, a continued profitable steep yield curve, and increased fee-based income from underwritings as capital markets revived during the reporting period.

•

Municipal bonds outperformed U.S. Treasury securities and municipal yield ratios moved back closer to historical averages after widening dramatically in 2008. Inflows into municipal funds remained strong amid heightened expectations for future tax increases and interest in municipal bonds as part of an individual’s asset allocations. The supply of new issue tax-exempt municipal bonds was relatively light as issuance was diverted into taxable Build America Bonds. The Barclays Capital Municipal Bond Index returned 9.38% for the reporting period.

4	PIMCO Funds

•

U.S. Treasury Inflation-Protected Securities (“TIPS”) outperformed their nominal U.S. Treasury counterparts as the principal value of TIPS was adjusted higher due to positive inflation and the decline in real yields. The Barclays Capital U.S. TIPS Index returned 3.76% for the reporting period. Futures’ prices on most commodities recovered strongly, as measured by the Dow Jones-UBS Commodity Index Total Return, which returned 16.41% for the reporting period.

•

Emerging Markets (“EM”) bonds denominated in U.S. dollars outperformed U.S. Treasury securities as credit premiums tightened on most EM bonds amid an increase in risk appetite and positive flows into the EM sector. EM assets denominated in local currency also had strong returns led by monetary stimulus by most EM countries to counter the worldwide recession. EM currency appreciation aided performance of most EM local assets during the reporting period.

•

Equity markets worldwide trended higher, rebounding from lows reached in March 2009 as investors returned due to the low value of certain equities and the peak in the liquidation cycle. U.S. equities, as measured by the S&P 500 Index, returned 34.02% and international equities, as represented by the MSCI World Index, returned 41.81% for the reporting period.

On the following pages of this PIMCO Funds Semiannual Report, you will find specific details as to each Fund’s total return investment performance and a discussion of those factors that most affected performance.

Thank you again for the trust you have placed in us. We never take it lightly and will continue to work diligently to meet your investment needs. If you have any questions regarding any of your PIMCO Funds investments, please contact your financial advisor, or call Allianz Global Investors at 1-800-426-0107. We also invite you to visit www.allianzinvestors.com.

Sincerely,

Brent R. Harris

President, and Chairman of the Board, PIMCO Funds

November 10, 2009

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

Semiannual Report	September 30, 2009	5

Important Information About the Funds

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a Fund are likely to decrease in value. The price volatility of fixed-income securities can also increase during periods of rising interest rates resulting in increased losses to a Fund.

Bond funds and individual bonds with a longer duration (a measure of the expected life of a security) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations.

The Funds may be subject to various risks as described in each Fund’s prospectus. Some of those risks may include, but are not limited to, the following: interest rate risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, equity risk, mortgage related and other asset-backed risk, issuer non-diversification risk, leveraging risk, management risk, California state-specific risk, New York state-specific risk, municipal project-specific risk and short sale risk. A complete description of these and other risks is contained in each Fund’s prospectus. The Funds may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk, leverage risk and the risk that a fund could not close out a position when it would be most advantageous to do so. Funds investing in derivatives could lose more than the principal amount invested in these instruments. High-yield bonds typically have a lower credit rating than other bonds. Lower-rated bonds generally involve a greater risk to principal than higher-rated bonds. Concentrating investments in individual sectors may add additional risk and volatility compared to a diversified fund. Shareholders of a municipal bond fund will, at times, incur a tax liability, as income from these funds may be subject to state and local taxes and, where applicable, the alternative minimum tax. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio.

The inception date on each Fund’s performance page is the inception date of the Fund’s oldest share class. Unless otherwise indicated, the actual share class (A, B or C) is the Fund’s oldest share class. The oldest share class for the following Funds is the Institutional share class, and the class A, B and C shares (where available) were first offered in (month/year): Municipal Bond Fund (4/98), California Intermediate Municipal Bond Fund (A shares 10/99 and C shares 8/09), New York Municipal Bond Fund (A shares 10/99 and C shares 8/09), and Short Duration Municipal Income Fund (A & C shares 3/02). Returns measure performance from the inception of the oldest share class to the present, so some returns predate the inception of the actual share class. Those returns are calculated by adjusting the returns of the oldest share class to reflect the indicated share class’s different charges and expenses. Total return performance assumes that all dividend and capital gain distributions were reinvested on the payable date. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Class A Shares are subject to an initial sales charge. Class B Shares are subject to a contingent deferred sales charge (“CDSC”), which declines from 5% in the first year to 0% at the end of the sixth year. Class C Shares are subject to a 1% CDSC, which may apply in the first year. A CDSC may be imposed in certain circumstances on Class A Shares that are purchased without an initial sales charge and then redeemed during the first 18 months after purchase.

Effective November 1, 2009, Class B shares of PIMCO Funds will no longer be available for purchase, except through exchanges and dividend reinvestments.

The Cumulative Returns charts assume the initial investment of $10,000 was made at the beginning of the first full month following the class’s inception. The charts and Average Annual Total Return tables reflect any sales load that would have applied at the time of purchase or any contingent deferred sales charge that would have applied if a full redemption occurred on the last business day of the most recent fiscal year. Results assume that all dividends and capital gain distributions were reinvested. Results assume fees and expenses and results do not take into account the effect of taxes. A Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

In addition to its benchmark, each Fund measures its performance against a Lipper Average, which is calculated by Lipper, Inc. (“Lipper”), a Reuters Company, and represents the total return performance averages of funds that are tracked by Lipper that have the same Fund Classification. Lipper does not take into account fees, expenses or taxes.

An investment in a Fund is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Funds.

6	PIMCO Funds

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by PIMCO Funds as the policies and procedures that PIMCO will use when voting proxies on behalf of the Funds. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of each Fund, and information about how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at 1-866-746-2606, on the Allianz Global Investors Distributors’ website at www.allianzinvestors.com, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PIMCO Funds files a complete schedule of each Fund’s portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Funds’ Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and is available without charge, upon request, by calling the Trust at 1-866-746-2606 and on the Funds’ website at www.pimco-funds.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund’s individual page in this Semiannual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, from April 1, 2009 to September 30, 2009, with the exception of the MuniGO Fund, which is from July 1, 2009 (the date that the Fund commenced operations) to September 30, 2009 and the Class C shares of the California Intermediate Municipal Bond, California Short Duration Municipal Bond and New York Municipal Bond Funds, which are from August 31, 2009 (the date that the class commenced operations) to September 30, 2009.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class, in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary from period to period because of various factors such as an increase in expenses that are not covered by the advisory and supervisory and administrative fees such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

Semiannual Report	September 30, 2009	7

PIMCO California Intermediate Municipal Bond Fund

Class A:	PCMBX
Class C:	PCFCX

Portfolio Insights

•

The Fund seeks high-current income exempt from federal and California income tax, with capital appreciation as a secondary objective, by investing under normal circumstances at least 80% of its assets in debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from regular federal income tax and California income tax.

•

The Fund’s effective duration (or sensitivity to changes in market interest rates) was managed above its benchmark index throughout the period, which was positive for performance, as California municipal bond yields moved lower over the period.

•

Municipal bonds in California outperformed the general municipal bond market over the period; the Barclays Capital Municipal Bond Index returned 9.38%, while the Barclays Capital California Municipal Bond Index returned 11.03%.

•	Yield curve-positioning in longer maturities added to performance as the municipal yield curve flattened over the period and longer-maturities outperformed short maturities.

•

The Fund’s Class A 30-day SEC yield after fees at September 30, 2009 was 3.26%. The yield was 5.52% on a fully tax adjusted basis assuming a federal tax rate of 35.00% and an effective California state tax rate of 6.05%, or 3.66% assuming a federal tax rate of 10.00% and an effective California state tax rate of 1.00%. An investor’s tax adjusted yield may differ depending on such investor’s tax bracket.

•

Exposure to special tax and tobacco-related municipal bonds benefited performance, while exposure to pre-refunded municipal issues detracted from returns as the sector underperformed. However, this exposure was reduced over the period.

Average Annual Total Return for the period ended September 30, 2009

	6 Months*	1 Year	5 Years	10 Years	Fund Inception (08/31/99)
PIMCO California Intermediate Municipal Bond Fund Class A	10.70%	9.58%	2.59%	3.82%	3.85%
PIMCO California Intermediate Municipal Bond Fund Class A (adjusted)	7.38%	6.29%	1.97%	3.50%	3.54%
PIMCO California Intermediate Municipal Bond Fund Class C (adjusted)	9.30%	7.77%	1.86%	3.11%	3.15%
Barclays Capital California Intermediate Municipal Bond Index	6.80%	11.14%	4.69%	5.41%	5.43%
Lipper California Intermediate Municipal Debt Funds Average	7.84%	10.29%	3.34%	4.53%	4.54%

* Cumulative return. All Fund returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit www.allianzinvestors.com. The adjusted returns take into account the maximum sales charge of 3% on A shares and 1% CDSC on C shares. Please see page 6 for more information. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. The Fund’s gross expense ratios are 0.775% and 1.525% for Class A and Class C shares, respectively. Expense ratio information is as of the Fund’s current prospectus dated 10/01/09, as supplemented to date.

Cumulative Returns Through September 30, 2009

Allocation Breakdown‡

California	91.3%
Puerto Rico	5.3%
Corporate Bonds & Notes	1.6%
Virgin Islands	1.0%
Other	0.8%
‡	% of Total Investments as of 09/30/09

Expense Example	Actual Performance		Hypothetical Performance††
			(5% return before expenses)
	Class A	Class C	Class A	Class C
Beginning Account Value (04/01/09)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (09/30/09)	$1,107.04	$1,037.37	$1,021.16	$1,017.45
Expenses Paid During Period†	$4.12	$1.27	$3.95	$7.69

† Expenses are equal to the net annualized expense ratio for the class (0.775% for Class A and 1.525% for Class C), multiplied by the average account value over the period, multiplied by 183/365 for Class A (to reflect the one-half year period), and 31/365 for Class C (to reflect the inception date of 08/31/09 for Class C Shares). The Fund’s Class C hypothetical expenses reflect an amount as if the class had been operational for the entire fiscal half year.

†† Hypothetical performance reflects a beginning account value as of 04/01/09.

Please refer to page 7 herein for an explanation of the information presented in the above Expense Example.

8	PIMCO Funds

PIMCO California Short Duration Municipal Income Fund

Class A:	PCDAX
Class C:	PCSCX

Portfolio Insights

•

The Fund seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from federal and California income tax.

•

The Fund’s effective duration (or sensitivity to changes in market interest rates) was managed above its benchmark index throughout the period, which was positive for performance, as California municipal bond yields moved lower over the period.

•

Municipal bonds in California outperformed the general municipal bond market over the period; the Barclays Capital Municipal Bond Index returned 9.38%, while the Barclays Capital California Municipal Bond Index returned 11.03%.

•	Exposure to longer maturities benefited performance as longer maturities outperformed shorter maturities over the period.

•

The Fund’s Class A 30-day SEC yield after fees at September 30, 2009 was 1.35%. The yield was 2.29% on a fully tax adjusted basis assuming a federal tax rate of 35.00% and an effective California state tax rate of 6.05%, or 1.51% assuming a federal tax rate of 10.00% and an effective California state tax rate of 1.00%. An investor’s tax adjusted yield may differ depending on such investor’s tax bracket.

•	Exposure to the hospital and tobacco sectors benefited performance, while exposure to pre-refunded municipal bonds detracted from returns.

Average Annual Total Return for the period ended September 30, 2009
	6 Months*	1 Year	Fund Inception (08/31/06)
PIMCO California Short Duration Municipal Income Fund Class A	2.50%	5.02%	3.20%
PIMCO California Short Duration Municipal Income Fund Class A (adjusted)	0.20%	2.66%	2.44%
PIMCO California Short Duration Municipal Income Fund Class C (adjusted)	1.31%	3.68%	2.89%
Barclays Capital California 1 Year Municipal Bond Index	1.68%	4.51%	4.13%
Lipper California Short Intermediate Municipal Debt Funds Average	5.16%	6.97%	3.26%

* Cumulative return. All Fund returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit www.allianzinvestors.com. The adjusted returns take into account the maximum sales charge of 2.25% on A shares and 1% CDSC on C shares. Please see page 6 for more information. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. The Fund’s gross expense ratios are 0.75% and 1.50% for Class A and Class C shares, respectively. Expense ratio information is as of the Fund’s current prospectus dated 10/01/09, as supplemented to date.

Cumulative Returns Through September 30, 2009

Allocation Breakdown‡

California	93.9%
Puerto Rico	2.4%
Short-Term Instruments	2.2%
Corporate Bonds & Notes	0.9%
Other	0.6%
‡	% of Total Investments as of 09/30/09

Expense Example	Actual Performance		Hypothetical Performance††
			(5% return before expenses)
	Class A	Class C	Class A	Class C
Beginning Account Value (04/01/09)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (09/30/09)	$1,025.04	$1,008.01	$1,021.31	$1,017.55
Expenses Paid During Period†	$3.81	$1.24	$3.80	$7.59

† Expenses are equal to the net annualized expense ratio for the class (0.75% for Class A and 1.50% for Class C), multiplied by the average account value over the period, multiplied by 183/365 to Class A (to reflect the one-half year period), and 31/365 for Class C (to reflect the inception date of 08/31/09 for Class C Shares). The Fund’s Class C hypothetical expenses reflect an amount as if the class had been operational for the entire fiscal half year. Effective October 1, 2009, the Fund’s advisory fee was decreased by 0.02%. If this fee decrease had been in effect during the six-month period ended September 30, 2009, the “Expenses Paid During Period” amounts would have been $3.71 and $1.22 for Class A and Class C Shares, respectively, based upon the Fund’s actual performance, and $3.70 and $7.49 for Class A and Class C Shares, respectively, based upon a hypothetical 5% return.

†† Hypothetical performance reflects a beginning account value as of 04/01/09.

Please refer to page 7 herein for an explanation of the information presented in the above Expense Example.

Semiannual Report	September 30, 2009	9

PIMCO High Yield Municipal Bond Fund

Class A:	PYMAX
Class C:	PYMCX

Portfolio Insights

•

The Fund seeks high-current income exempt from federal income tax with total return as a secondary objective, by investing under normal circumstances at least 80% of its assets in debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from regular federal income tax.

•

The Fund’s effective duration (or sensitivity to changes in market interest rates) was managed above its benchmark index throughout the period, which benefited performance, as municipal bond yields moved lower over the period.

•

Municipal bonds outperformed U.S. Treasuries and the taxable debt sector over the period; the Barclays Capital Municipal Bond Index returned 9.38%, while the Barclays Capital U.S. Aggregate and the Barclays Capital Treasury Indices returned 5.59% and -0.98%, respectively.

•

The portfolio had an emphasis on investment-grade municipal bonds leading to an overall higher-average quality, which detracted from returns as lower-quality municipal bonds outperformed higher-quality municipal bonds over the period.

•

The Fund’s Class A 30-day SEC yield after fees at September 30, 2009 was 4.87%. The yield was 7.49% on a fully tax adjusted basis assuming a federal tax rate of 35.00%, or 5.41% assuming a federal tax rate of 10.00%. An investor’s tax adjusted yield may differ depending on such investor’s tax bracket.

•

Exposure to the hospital, corporate-backed, and tobacco sectors benefited performance as these sectors posted strong returns, while exposure to education-related municipal bonds detracted from returns as they underperformed the general municipal bond market over the period.

Average Annual Total Return for the period ended September 30, 2009

	6 Months*	1 Year	Fund Inception (07/31/06)
PIMCO High Yield Municipal Bond Fund Class A	23.39%	4.33%	-1.25%
PIMCO High Yield Municipal Bond Fund Class A (adjusted)	17.83%	-0.37%	-2.19%
PIMCO High Yield Municipal Bond Fund Class C (adjusted)	21.93%	2.57%	-1.98%
60% Barclays Capital High Yield Municipal Bond Index/40% Barclays Capital Municipal Bond Index	17.64%	8.93%	2.10%
Lipper High Yield Municipal Debt Funds Average	23.53%	7.76%	-0.17%

* Cumulative return. All Fund returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit www.allianzinvestors.com. The adjusted returns take into account the maximum sales charge of 4.50% on A shares and 1% CDSC on C shares. Until 05/01/09, a redemption fee of 2% may have applied to shares that were redeemed or exchanged within 30 days of acquisition. Performance shown does not reflect any applicable redemption fees and would be lower if it did. Redemption fees are paid to and retained by the Fund and are not sales charges. Effective 05/01/09, the Fund no longer imposes a redemption fee. Please see page 6 for more information. The Fund’s gross expense ratios are 0.85% and 1.60% for Class A and Class C shares, respectively. Expense ratio information is as of the Fund’s current prospectus dated 10/01/09, as supplemented to date.

Cumulative Returns Through September 30, 2009

Allocation Breakdown‡

Texas	10.0%
Illinois	8.1%
California	6.4%
Pennsylvania	6.2%
New York	5.8%
Florida	5.2%
Other	58.3%
‡	% of Total Investments as of 09/30/09

Expense Example	Actual Performance		Hypothetical Performance
			(5% return before expenses)
	Class A	Class C	Class A	Class C
Beginning Account Value (04/01/09)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (09/30/09)	$1,233.86	$1,229.31	$1,021.11	$1,017.35
Expenses Paid During Period†	$4.42	$8.61	$4.00	$7.79

† For each class of the Fund, expenses are equal to the net annualized expense ratio for the class (0.79% for Class A and 1.54% for Class C), multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). The annualized expense ratio of 0.79% for Class A and 1.54% for Class C reflects net annualized expenses after application of an expense waiver of 0.06%.

Please refer to page 7 herein for an explanation of the information presented in the above Expense Example.

10	PIMCO Funds

PIMCO Municipal Bond Fund

Class A:	PMLAX
Class B:	PMLBX
Class C:	PMLCX

Portfolio Insights

•

The Fund seeks high-current income exempt from federal income tax, consistent with preservation of capital, with capital appreciation as a secondary objective, by investing under normal circumstances at least 80% of its assets in debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from regular federal income tax.

•

The Fund’s effective duration (or sensitivity to changes in market interest rates) was managed above its benchmark index throughout the period, which was positive for performance, as municipal bond yields moved lower over the period.

•

Municipal bonds outperformed U.S. Treasuries and the taxable debt sector over the period; the Barclays Capital Municipal Bond Index returned 9.38%, while the Barclays Capital U.S. Aggregate and the Barclays Capital Treasury Indices returned 5.59% and -0.98%, respectively.

•	Yield curve-positioning benefited performance as the yield curve flattened over the period.

•

The Fund’s Class A 30-day SEC yield after fees at September 30, 2009 was 3.84%. The yield was 5.90% on a fully tax adjusted basis assuming a federal tax rate of 35.00%, or 4.26% assuming a federal tax rate of 10.00%. An investor’s tax adjusted yield may differ depending on such investor’s tax bracket.

•	Exposure to lower-quality issues added to returns as lower-quality issues within the broader municipal bond market outperformed and credit spreads narrowed over the period.

•

Exposure to both the hospital and corporate-backed municipal bond sectors added to returns, while exposure to general obligation issues detracted from performance as the sector underperformed the general municipal bond market over the period.

Average Annual Total Return for the period ended September 30, 2009

	6 Months*	1 Year	5 Years	10 Years	Fund Inception (12/31/97)
PIMCO Municipal Bond Fund Class A	17.16%	6.41%	1.53%	3.71%	3.38%
PIMCO Municipal Bond Fund Class A (adjusted)	13.65%	3.22%	0.91%	3.39%	3.12%
PIMCO Municipal Bond Fund Class B	16.71%	5.60%	0.77%	3.17%	2.92%
PIMCO Municipal Bond Fund Class B (adjusted)	11.71%	0.60%	0.43%	3.17%	2.92%
PIMCO Municipal Bond Fund Class C (adjusted)	15.87%	4.89%	1.02%	3.19%	2.87%
Barclays Capital Municipal Bond Index	9.38%	14.85%	4.78%	5.77%	5.34%
Lipper General Municipal Debt Funds Average	12.72%	13.29%	3.43%	4.56%	4.09%

* Cumulative return. All Fund returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit www.allianzinvestors.com. The adjusted returns take into account the maximum sales charge of 3% on A shares, 5% CDSC on B shares and 1% CDSC on C shares. Please see page 6 for more information. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. The Fund’s gross expense ratios are 0.775%, 1.526% and 1.275% for Class A, Class B and Class C shares, respectively. Expense ratio information is as of the Fund’s current prospectus dated 10/01/09, as supplemented to date.

Cumulative Returns Through September 30, 2009

Allocation Breakdown‡

California	15.1%
Texas	12.8%
New York	8.5%
Illinois	6.7%
Florida	6.7%
Other	50.2%
‡	% of Total Investments as of 09/30/09

Expense Example	Actual Performance			Hypothetical Performance
				(5% return before expenses)
	Class A	Class B	Class C	Class A	Class B	Class C
Beginning Account Value (04/01/09)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (09/30/09)	$1,171.61	$1,167.09	$1,168.72	$1,021.16	$1,017.45	$1,018.70
Expenses Paid During Period†	$4.25	$8.26	$6.90	$3.95	$7.69	$6.43

† For each class of the Fund, expenses are equal to the net annualized expense ratio for the class (0.775% for Class A, 1.525% for Class B and 1.275% for Class C), multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Effective October 1, 2009, the Fund’s advisory fee was decreased by 0.025%. If this fee decrease had been in effect during the six-month period ended September 30, 2009, the “Expenses Paid During Period” amounts would have been $4.08, $8.15 and $6.80 for Class A, Class B and Class C Shares, respectively, based upon the Fund’s actual performance, and $3.80, $7.59 and $6.33 for Class A, Class B and Class C Shares, respectively, based upon a hypothetical 5% return.

Please refer to page 7 herein for an explanation of the information presented in the above Expense Example.

Semiannual Report	September 30, 2009	11

PIMCO MuniGO Fund

Class A:	APNAX
Class C:	APNCX

Portfolio Insights

•

The Fund seeks income exempt from federal income tax consistent with preservation of capital, by investing under normal circumstances at least 80% of its assets in debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from federal income tax.

•	The Fund was launched on July 1, 2009.

•

The Fund’s effective duration (or sensitivity to changes in market interest rates) was managed above its benchmark index throughout the period, which was positive for performance, as municipal bond yields moved lower over the period.

•

General Obligation municipal bonds underperformed the general municipal bond market, as represented by the Barclays Capital GO Bond Index, which returned 7.63% as compared to the Barclays Capital Municipal Bond Index, which returned 9.38% over the same period.

•

An overweight to municipal bonds issued by Ohio and Colorado benefited performance, while an overweight to municipal bonds issued by South Carolina detracted from performance as these issues underperformed the general municipal bond market over the period.

•

The Fund’s Class A 30-day SEC yield after fees at September 30, 2009 was 2.45%. The yield was 3.77% on a fully tax adjusted basis assuming a federal tax rate of 35.00%, or 2.73% assuming a federal tax rate of 10.00%. An investor’s tax adjusted yield may differ depending on such investor’s tax bracket.

Cumulative Total Return for the period ended September 30, 2009
	Fund Inception (07/01/09)
PIMCO MuniGO Fund Class A	5.17%	*
PIMCO MuniGO Fund Class A (adjusted)	2.01%	*
PIMCO MuniGO Fund Class C (adjusted)	4.06%	*
Barclays Capital Municipal GO Bond Index	6.62%	**
Lipper General Municipal Debt Funds Average	8.65%	**

* Cumulative return. All Fund returns are net of fees and expenses.

** Cumulative total return since 06/30/09.

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit www.allianzinvestors.com. The adjusted returns take into account the maximum sales charge of 3.75% on A shares and 1% CDSC on C shares. Please see page 6 for more information. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. The Fund’s gross expense ratios are 0.84% and 1.34% for Class A and Class C shares, respectively. Expense ratio information is as of the Fund’s current prospectus dated 10/01/09, as supplemented to date.

Allocation Breakdown‡

California	14.8%
Texas	11.0%
Florida	6.8%
Washington	6.0%
South Carolina	6.0%
Illinois	5.9%
Pennsylvania	5.8%
Ohio	5.3%
Other	38.4%
‡	% of Total Investments as of 09/30/09

Expense Example	Actual Performance		Hypothetical Performance††
			(5% return before expenses)
	Class A	Class C	Class A	Class C
Beginning Account Value (07/01/09)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (09/30/09)	$1,051.67	$1,050.58	$1,021.36	$1,019.05
Expenses Paid During Period†	$1.89	$3.07	$3.75	$6.07

† For each class of the Fund, expenses are equal to the net annualized expense ratio for the class (0.74% for Class A and 1.20% for Class C), multiplied by the average account value over the period, multiplied by 92/365 (to reflect the period since the Classes commenced operations on 07/01/09). The Fund’s Class A and Class C hypothetical expenses reflect an amount as if the classes has been operational for the entire fiscal half year. The annualized expense ratio of 0.74% for Class A reflects net annualized expenses after application of an expense waiver of 0.01%. The annualized expense ratio of 1.20% for Class C reflects net annualized expenses after application of an expense waiver of 0.05%.

†† Hypothetical performance reflects a beginning account value as of 04/01/09.

Please refer to page 7 herein for an explanation of the information presented in the above Expense Example.

12	PIMCO Funds

PIMCO New York Municipal Bond Fund

Class A	PNYAX
Class C:	PBFCX

Portfolio Insights

•

The Fund seeks high-current income exempt from federal and New York income tax, with capital appreciation as a secondary objective, by investing under normal circumstances at least 80% of its assets in debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from regular federal income tax and New York income tax.

•

The Fund’s effective duration (or sensitivity to changes in market interest rates) was managed above its benchmark index throughout the period, which was positive for performance, as New York municipal bond yields moved lower over the period.

•

Municipal bonds in New York slightly underperformed the general municipal market over the period; the Barclays Capital Municipal Bond Index returned 9.38%, while the Barclays Capital New York Municipal Bond Index returned 9.04%.

•	Yield curve-positioning with longer-maturity exposure benefited performance as the municipal bond yield curve flattened over the period and longer-maturities outperformed.

•

The Fund’s Class A 30-day SEC yield after fees at September 30, 2009 was 3.15%. The yield was 5.24% on a fully tax adjusted basis assuming a federal tax rate of 35.00% and an effective New York state tax rate of 5.01%, or 5.41% for a New York City resident assuming an effective tax rate of 6.82%. The yield was 3.64% on a fully tax adjusted basis assuming a federal tax rate of 10.00% and an effective New York state tax rate of 3.60%, or 3.75% for a New York City resident assuming an effective tax rate of 6.21%. An investor’s tax adjusted yield may differ depending on such investor’s tax bracket.

•	Exposure to the special tax and tobacco sectors benefited performance, while exposure to water and sewer-related municipal bonds detracted from returns.

Average Annual Total Return for the period ended September 30, 2009

	6 Months*	1 Year	5 Years	10 Years	Fund Inception (08/31/99)
PIMCO New York Municipal Bond Fund Class A	10.44%	11.36%	3.95%	5.33%	5.32%
PIMCO New York Municipal Bond Fund Class A (adjusted)	7.13%	8.02%	3.32%	5.01%	5.01%
PIMCO New York Municipal Bond Fund Class C (adjusted)	9.03%	9.54%	3.21%	4.61%	4.60%
Barclays Capital New York Insured Municipal Bond Index	8.49%	15.18%	4.73%	5.99%	5.93%
Lipper New York Municipal Debt Funds Average	13.38%	14.12%	3.74%	4.82%	4.74%

* Cumulative return. All Fund returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit www.allianzinvestors.com. The adjusted returns take into account the maximum sales charge of 3% on A shares and 1% CDSC on C shares. Please see page 6 for more information. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. The Fund’s gross expense ratios are 0.775% and 1.525% for Class A and Class C shares, respectively. Expense ratio information is as of the Fund’s current prospectus dated 10/01/09, as supplemented to date.

Cumulative Returns Through September 30, 2009

Allocation Breakdown‡

New York	90.3%
Puerto Rico	4.3%
California	1.7%
Corporate Bonds & Notes	1.5%
Other	2.2%
‡	% of Total Investments as of 09/30/09

Expense Example	Actual Performance		Hypothetical Performance††
			(5% return before expenses)
	Class A	Class C	Class A	Class C
Beginning Account Value (04/01/09)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (09/30/09)	$1,104.43	$1,039.20	$1,021.16	$1,017.45
Expenses Paid During Period†	$4.11	$1.27	$3.95	$7.69

† For each class of the Fund, expenses are equal to the net annualized expense ratio for the class (0.775% for Class A and 1.525% for Class C), multiplied by the average account value over the period, multiplied by 183/365 for Class A (to reflect the one-half year period) and 31/365 for Class C (to reflect the inception date of 08/31/09 for Class C Shares). The Fund’s Class C hypothetical expenses reflect an amount as if the class had been operational for the entire fiscal half year.

†† Hypothetical performance reflects a beginning account value as of 04/01/09.

Please refer to page 7 herein for an explanation of the information presented in the above Expense Example.

Semiannual Report	September 30, 2009	13

PIMCO Short Duration Municipal Income Fund

Class A:	PSDAX
Class C:	PSDCX

Portfolio Insights

•

The Fund seeks high-current income exempt from federal income tax, consistent with preservation of capital, by investing under normal circumstances at least 80% of its assets in debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from federal income tax.

•

The Fund’s effective duration (or sensitivity to changes in market interest rates) was managed above its benchmark index throughout the period, which was positive for performance, as municipal bond yields moved lower over the period.

•

Municipal bonds outperformed U.S. Treasuries and the taxable debt sector over the period; the Barclays Capital Municipal Bond Index returned 9.38%, while the Barclays Capital U.S. Aggregate and the Barclays Capital Treasury Indices returned 5.59% and -0.98%, respectively.

•

Yield curve-positioning with exposure to intermediate maturities added to performance as the municipal bond yield curve flattened over the period and intermediate-maturity municipals outperformed shorter maturities.

•

The Fund’s Class A 30-day SEC yield after fees at September 30, 2009 was 1.37%. The yield was 2.11% on a fully tax adjusted basis assuming a federal tax rate of 35.00%, or 1.52% assuming a federal tax rate of 10.00%. An investor’s tax adjusted yield may differ depending on such investor’s tax bracket.

•	Exposure to both corporate-backed and tobacco-related municipal bond issues benefited performance, while exposure to general obligation municipal bond issues detracted from performance.

Average Annual Total Return for the period ended September 30, 2009

	6 Months*	1 Year	5 Years	10 Years	Fund Inception (08/31/99)
PIMCO Short Duration Municipal Income Fund Class A	4.59%	-4.52%	-0.32%	1.36%	1.38%
PIMCO Short Duration Municipal Income Fund Class A (adjusted)	2.22%	-6.66%	-0.77%	1.13%	1.15%
PIMCO Short Duration Municipal Income Fund Class C (adjusted)	3.43%	-5.73%	-0.62%	0.95%	0.96%
Barclays Capital 1 Year Municipal Bond Index	1.51%	4.70%	3.30%	3.48%	3.48%
Lipper Short Municipal Debt Funds Average	2.51%	3.58%	2.42%	3.18%	3.18%

* Cumulative return. All Fund returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month end, visit www.allianzinvestors.com. The adjusted returns take into account the maximum sales charge of 2.25% on A shares and 1% CDSC on C shares. Please see page 6 for more information. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. The Fund’s gross expense ratios are 0.75% and 1.05% for Class A and Class C shares, respectively. Expense ratio information is as of the Fund’s current prospectus dated 10/01/09, as supplemented to date.

Cumulative Returns Through September 30, 2009

Allocation Breakdown‡

California	18.5%
New York	10.2%
Texas	8.3%
Massachusetts	7.7%
Other	55.3%
‡	% of Total Investments as of 09/30/09

Expense Example	Actual Performance		Hypothetical Performance
			(5% return before expenses)
	Class A	Class C	Class A	Class C
Beginning Account Value (04/01/09)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (09/30/09)	$1,045.89	$1,044.33	$1,021.31	$1,019.80
Expenses Paid During Period†	$3.85	$5.38	$3.80	$5.32

† For each class of the Fund, expenses are equal to the net annualized expense ratio for the class (0.75% for Class A and 1.05% for Class C), multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Effective October 1, 2009, the Fund’s advisory fee was decreased by 0.02%. If this fee decrease had been in effect during the six-month period ended September 30, 2009, the “Expenses Paid During Period” amounts would have been $3.74, and $5.28 for Class A and Class C Shares, respectively, based upon the Fund’s actual performance, and $3.70, and $5.22 for Class A and Class C Shares, respectively, based upon a hypothetical 5% return.

Please refer to page 7 herein for an explanation of the information presented in the above Expense Example.

14	PIMCO Funds

Benchmark Descriptions

Index	Description

60% Barclays Capital High Yield Municipal Bond Index/40% Barclays Capital Municipal Bond Index	60% Barclays Capital High Yield Municipal Bond Index/40% Barclays Capital Municipal Bond Index. The Barclays CapitalHigh Yield Municipal Bond Index is an unmanaged index made up of bonds that are non-investment grade, unrated, or rated below Ba1 by Moody’s Investors Service with a remaining maturity of at least one year. The Barclays Capital Municipal Bond Index consists of a broad selection of investment-grade general obligation and revenue bonds of maturities ranging from one year to 30 years. It is an unmanaged index representative of the tax-exempt bond market. The index is made up of all investment-grade municipal bonds issued after December 31, 1990 having a remaining maturity of at least one year. It is not possible to invest directly in an unmanaged index. Prior to November 1, 2008, this index was published by Lehman Brothers.

Barclays Capital 1 Year Municipal Bond Index	Barclays Capital 1 Year Municipal Bond Index is an unmanaged index comprised of national municipal bond issues having a maturity of at least one year and less than two years. It is not possible to invest directly in an unmanaged index. Prior to November 1, 2008, this index was published by Lehman Brothers.

Barclays Capital California 1 Year Municipal Bond Index	Barclays Capital California 1 Year Municipal Bond Index is an unmanaged index comprised of California Municipal Bond issues having a maturity of at least one year and less than two years. It is not possible to invest directly in an unmanaged index. Prior to November 1, 2008, this index was published by Lehman Brothers.

Barclays Capital California Intermediate Municipal Bond Index	Barclays Capital California Intermediate Municipal Bond Index is an unmanaged index comprised of California Municipal Bond issues having maturities of at least five years and less than ten years and consists of a broad selection of investment-grade general obligation and revenue bonds of maturities ranging from one year to 30 years. The index is made up of all investment grade municipal bonds issued after December 31, 1990 having a remaining maturity of at least one year. It is not possible to invest directly in an unmanaged index. Prior to November 1, 2008, this index was published by Lehman Brothers.

Barclays Capital Municipal Bond Index	Barclays Capital Municipal Bond Index consists of a broad selection of investment- grade general obligation and revenue bonds of maturities ranging from one year to 30 years. It is an unmanaged index representative of the tax-exempt bond market. The index is made up of all investment grade municipal bonds issued after December 31, 1990 having a remaining maturity of at least one year. It is not possible to invest directly in an unmanaged index. Prior to November 1, 2008, this index was published by Lehman Brothers.

Barclays Capital Municipal GO Bond Index	The Barclays Capital Municipal GO Bond Index is the general obligation component of the Barclays Capital Municipal Bond Index, which consists of a broad selection of investment-grade general obligation and revenue bonds of maturities ranging from one year to 30 years. It is an unmanaged index representative of the tax-exempt bond market. The index is made up of all investment-grade municipal bonds issued after December 31, 1990 having a remaining maturity of at least one year. Prior to November 1, 2008, this index was published by Lehman Brothers.

Barclays Capital New York Insured Municipal Bond Index	Barclays Capital New York Insured Municipal Bond Index is an unmanaged index comprised of a broad selection of insured general obligation and revenue bonds of New York issuers with remaining maturities ranging from one year to 30 years. It is not possible to invest directly in an unmanaged index. Prior to November 1, 2008, this index was published by Lehman Brothers.

Semiannual Report	September 30, 2009	15

Benchmark Descriptions (Cont.)

Index	Description

Barclays Capital U.S. Aggregate Index	Barclays Capital U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis. It is not possible to invest directly in an unmanaged index. Prior to November 1, 2008, this index was published by Lehman Brothers.

Barclays Capital U.S. TIPS Index	Barclays Capital U.S. TIPS Index is an unmanaged market index comprised of all U.S. Treasury Inflation Protected Securities rated investment grade (Baa3 or better), have at least one year to final maturity, and at least $250 million par amount outstanding. Performance data for this index prior to October 1997 represents returns of the Barclays Capital Inflation Notes Index. It is not possible to invest directly in an unmanaged index. Prior to November 1, 2008, this index was published by Lehman Brothers.

Dow Jones-UBS Commodity Index Total Return	Dow Jones-UBS Commodity Index Total Return is an unmanaged index composed of futures contracts on 19 physical commodities. The index is designed to be a highly liquid and diversified benchmark for commodities as an asset class. It is not possible to invest directly in an unmanaged index.

MSCI World Index	The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. As of June 2007 the MSCI World Index consisted of the following 23 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States. It is not possible to invest directly in an unmanaged index.

S&P 500 Index	S&P 500 Index is an unmanaged market index generally considered representative of the stock market as a whole. The Index focuses on the large-cap segment of the U.S. equities market. It is not possible to invest directly in an unmanaged index.

16	PIMCO Funds

Schedule of Investments California Intermediate Municipal Bond Fund	(Unaudited) September 30, 2009

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CORPORATE BONDS & NOTES 1.5%

American International Group, Inc.
4.700% due 10/01/2010	$400	$386
8.175% due 05/15/2058	700	425
8.250% due 08/15/2018	100	85

General Electric Capital Corp.
0.674% due 07/27/2012	250	239

SLM Corp.
4.500% due 07/26/2010	450	438

Total Corporate Bonds & Notes (Cost $1,769)		1,573

MUNICIPAL BONDS & NOTES 98.1%

CALIFORNIA 91.1%

Alameda, California Business Park Assessment Revenue Bonds, Series 1998
5.500% due 09/02/2012	905	917

Alum Rock, California Union Elementary School District General Obligation Bonds, (AGC Insured), Series 2008
5.000% due 08/01/2019	265	300

Baldwin Park, California Unified School District Revenue Notes, Series 2009
0.000% due 08/01/2014	500	403

Bonita, California Unified School District General Obligation Notes, Series 2009
4.000% due 08/01/2017	125	137

Burbank, California Community Facilities District Special Tax Notes, Series 2006
4.000% due 12/01/2009	100	100

Cajon Valley, California Union Elementary School District General Obligation Bonds, Series 2008
5.000% due 08/01/2019	1,320	1,488

California State Association of Bay Area Governments Finance Authority for Non-Profit Corp. Revenue Bonds, (CM Insured), Series 2001
5.250% due 04/01/2026	2,000	2,023

California State Association of Bay Area Governments Finance Authority for Non-Profit Corp. Revenue Bonds, (CM Insured), Series 2003
5.200% due 11/15/2022	2,000	2,040

California State Bay Area Toll Authority Revenue Bonds, Series 2009
5.000% due 04/01/2020	500	583

California State Educational Facilities Authority Revenue Bonds, (NPFGC Insured), Series 2001
0.000% due 10/01/2014	500	420

California State Educational Facilities Authority Revenue Bonds, Series 2008
0.280% due 10/01/2036	500	500

California State Educational Facilities Authority Revenue Notes, Series 2005
5.000% due 10/01/2012	540	585
5.000% due 10/01/2013	570	627

California State Educational Facilities Authority Revenue Notes, Series 2006
5.000% due 11/01/2014	750	834

California State Encinitas Union School District General Obligation Bonds, (NPFGC Insured), Series 1996
0.000% due 08/01/2018	1,500	1,068

California State Health Facilities Financing Authority Revenue Bonds, Series 2008
5.500% due 08/15/2018	500	557

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

California State Health Facilities Financing Authority Revenue Notes, (CM Insured), Series 2000
5.000% due 09/01/2010	$350	$354

California State Health Facilities Financing Authority Revenue Notes, Series 2008
6.000% due 10/01/2018	250	296

California State Housing Finance Agency Revenue Bonds, (AMBAC/FHA Insured), Series 1996
5.950% due 02/01/2011	35	35

California State Housing Finance Agency Revenue Notes, (FGIC Insured), Series 2006
4.500% due 08/01/2012	1,400	1,418

California State Mountain House Public Financing Authority Revenue Notes, Series 2007
5.000% due 12/01/2015	640	667

California State M-S-R Energy Authority Revenue Bonds, Series 2009
6.500% due 11/01/2039	500	572

California State M-S-R Public Power Agency Revenue Bonds, (FSA Insured), Series 2008
5.000% due 07/01/2019	2,000	2,221

California State M-S-R Public Power Agency Revenue Notes, (FSA Insured), Series 2008
5.000% due 07/01/2018	2,000	2,332

California State Padre Dam Municipal Water District Certificates of Participation Notes, Series 2009
3.000% due 10/01/2012	175	183

California State Pollution Control Financing Authority Revenue Bonds, (FGIC Insured), Series 2004
4.750% due 12/01/2023	1,000	936

California State Pollution Control Financing Authority Revenue Bonds, Series 1996
0.250% due 11/01/2026	300	300

California State Pollution Control Financing Authority Revenue Bonds, Series 2002
5.000% due 01/01/2022	1,000	988

California State Public Works Board Revenue Bonds, (NPFGC Insured), Series 2005
5.250% due 11/01/2019	1,000	1,105

California State Public Works Board Revenue Bonds, Series 2005
5.000% due 04/01/2017	2,000	2,186

California State Public Works Board Revenue Notes, (NPFGC-FGIC Insured), Series 2006
5.000% due 10/01/2016	2,500	2,721

California State San Ramon Valley Unified School District General Obligation Bonds, (NPFGC-FGIC Insured), Series 1998
0.000% due 07/01/2018	3,300	2,309

California State Southwestern Community College District General Obligation Bonds, (NPFGC-FGIC Insured), Series 2005
5.250% due 08/01/2016	400	465

California State Tobacco Securitization Agency Revenue Bonds, Series 2002
6.125% due 06/01/2043	1,000	899

California State Tobacco Securitization Agency Revenue Bonds, Series 2006
0.000% due 06/01/2028 (b)	2,150	1,718

California Statewide Communities Development Authority Revenue Bonds, (CM Insured), Series 2001
5.000% due 10/01/2018	1,500	1,512

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

California Statewide Communities Development Authority Revenue Bonds, (XLCA Insured), Series 2006
4.100% due 04/01/2028	$1,000	$1,016

California Statewide Communities Development Authority Revenue Bonds, Series 2002
6.750% due 07/01/2032 (c)	1,245	1,136

California Statewide Communities Development Authority Revenue Bonds, Series 2005
5.000% due 03/01/2018	125	128

California Statewide Communities Development Authority Revenue Bonds, Series 2007
5.150% due 07/01/2030	650	471
5.500% due 11/01/2038	400	312

California Statewide Communities Development Authority Revenue Bonds, Series 2008
0.320% due 08/15/2041	300	300

California Statewide Communities Development Authority Revenue Notes, Series 2004
5.500% due 05/15/2012	1,000	1,052

California Statewide Communities Development Authority Revenue Notes, Series 2005
5.000% due 07/01/2013	850	913

Campbell, California Redevelopment Agency Tax Allocation Notes, Series 2002
4.700% due 10/01/2011	505	509

Capistrano, California Unified School District Special Tax Bonds, Series 2003
5.250% due 09/01/2016	700	696
5.375% due 09/01/2017	800	796

Contra Costa County, California Public Financing Authority Tax Allocation Bonds, Series 2003
5.625% due 08/01/2033	355	355

Corona, California Community Facilities District Special Tax Bonds, Series 1998
5.875% due 09/01/2023	955	870

Desert Sands, California Unified School District General Obligation Notes, (AMBAC Insured), Series 2006
0.000% due 06/01/2014	3,000	2,613

El Monte, California School District General Obligation Notes, (NPFGC-FGIC Insured), Series 2005
0.000% due 05/01/2012	1,555	1,461

El Monte, California Union High School District General Obligation Notes, (NPFGC-FGIC Insured), Series 2006
0.000% due 06/01/2013	1,195	1,087

Fresno, California Revenue Bonds, (AGC Insured), Series 2008
5.000% due 09/01/2019	700	805

Grossmont-Cuyamaca, California Community College District General Obligation Bonds, (AGC Insured), Series 2008
5.000% due 08/01/2018	500	590

Hawthorne, California School District General Obligation Notes, (AGC Insured), Series 2009
0.000% due 08/01/2014	125	104
0.000% due 08/01/2015	140	111

Inland Empire, California Tobacco Securitization Authority Revenue Bonds, Series 2007
4.625% due 06/01/2021	905	833

Irvine, California Unified School District Special Tax Notes, Series 2009
0.280% due 03/01/2012	100	100

See Accompanying Notes	Semiannual Report	September 30, 2009	17

Schedule of Investments  California Intermediate Municipal Bond Fund  (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Long Beach, California Bond Finance Authority Revenue Bonds, Series 2007
5.000% due 11/15/2029	$500	$465
5.250% due 11/15/2018	1,000	1,040
5.250% due 11/15/2019	500	518

Long Beach, California Special Tax Bonds, Series 2008
5.375% due 10/01/2022	250	250

Los Angeles, California Department of Airports Revenue Notes, (NPFGC Insured), Series 2006
5.000% due 05/15/2016	1,000	1,067

Los Angeles, California Department of Water & Power Revenue Bonds, (NPFGC Insured), Series 2003
5.000% due 07/01/2016	1,000	1,109

Los Angeles, California Municipal Improvement Corp. Revenue Bonds, Series 2008
5.000% due 09/01/2019	250	274

Los Angeles, California Unified School District General Obligation Bonds, (NPFGC Insured), Series 1999
4.750% due 07/01/2010	30	30

Mesa, California Consolidated Water District Certificates of Participation Notes, Series 2009
4.000% due 03/15/2014	250	272

Modesto, California Irrigation District Certificates of Participation Notes, (AMBAC Insured), Series 2006
5.000% due 10/01/2015	3,545	4,058

Morgan Hill, California Unified School District General Obligation Notes, (AMBAC Insured), Series 2006
0.000% due 08/01/2016	500	383

Oakland, California Port Authority Revenue Bonds, (NPFGC-FGIC Insured), Series 2000
5.750% due 11/01/2012	500	508

Palm Springs, California Revenue Notes, Series 2008
5.300% due 07/01/2013	250	233

Pasadena, California Area Community College District General Obligation Notes, Series 2009
5.000% due 08/01/2017 (a)	250	292
5.000% due 08/01/2018 (a)	250	293

Redding, California Redevelopment Agency Tax Allocation Bonds, Series 2006
5.000% due 09/01/2036	1,250	1,070

Riverbank, California Redevelopment Agency Tax Allocation Notes, Series 2007
4.100% due 08/01/2013	255	256

Rocklin, California Unified School District General Obligation Bonds, (NPFGC-FGIC Insured), Series 2003
0.000% due 08/01/2019	1,000	634

Sacramento County, California Sanitation District Revenue Bonds, (NPFGC-FGIC Insured), Series 2006
5.000% due 12/01/2017	1,000	1,129

Sacramento, California Municipal Utility District Revenue Bonds, Series 1983
9.000% due 04/01/2013	485	559

San Diego County, California Certificates of Participation Notes, Series 2006
5.000% due 09/01/2013	1,340	1,354

San Diego, California Redevelopment Agency Tax Allocation Bonds, (XLCA Insured), Series 2004
5.250% due 09/01/2016	1,000	1,052

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

San Fernando, California Redevelopment Agency Tax Allocation Bonds, Series 2006
4.500% due 09/15/2017	$1,425	$1,418

San Francisco, California City & County Airports Commission Revenue Bonds, (NPFGC-FGIC Insured), Series 2006
5.250% due 05/01/2019	2,960	3,373

San Francisco, California City & County Airports Commission Revenue Bonds, Series 2008
6.750% due 05/01/2019	1,000	1,057

San Francisco, California City & County Public Utilities Commission Revenue Notes, Series 2009
4.000% due 11/01/2018	1,000	1,080

San Francisco, California City & County Unified School District General Obligation Notes, (FSA Insured), Series 2005
5.000% due 06/15/2015	1,100	1,216

San Joaquin, California Delta Community College District General Obligation Notes, (AMBAC Insured), Series 2006
0.000% due 08/01/2014	2,000	1,711

San Jose, California Redevelopment Agency Tax Allocation Bonds, (NPFGC Insured), Series 2005
5.000% due 08/01/2017	1,000	1,063

San Jose, California Redevelopment Agency Tax Allocation Bonds, Series 2008
6.500% due 08/01/2019	1,000	1,169

San Luis Obispo County, California Financing Authority Revenue Bonds, (NPFGC Insured), Series 2007
5.000% due 09/01/2018	750	814

San Pablo, California Redevelopment Agency Revenue Bonds, Series 1979
8.000% due 10/01/2011	55	55

Santa Cruz County, California Redevelopment Agency Tax Allocation Bonds, Series 2009
7.000% due 09/01/2036	1,000	1,119

Sonoma County, California Junior College District General Obligation Bonds, (NPFGC Insured), Series 2007
5.000% due 08/01/2018	1,250	1,438

Turlock, California Certificates of Participation Notes, Series 2007
5.000% due 10/15/2010	360	365

University of California Regents Medical Center Revenue Bonds, (NPFGC Insured), Series 2007
0.905% due 05/15/2030	1,500	1,110

University of California Regents Medical Center Revenue Notes, Series 2008
5.000% due 05/15/2017	2,000	2,271

University of California Revenue Bonds, (FSA Insured), Series 2005
5.000% due 05/15/2016	1,740	1,944

University of California Revenue Bonds, Series 2008
5.000% due 05/15/2018	350	400

University of California Revenue Notes, Series 2009
5.000% due 05/15/2016	85	100

Victor Valley, California Union High School District General Obligation Notes, (AGC Insured), Series 2009
0.000% due 08/01/2013 (a)	400	359

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

West Contra Costa, California Unified School District General Obligation Notes, (AGC Insured), Series 2009
5.000% due 08/01/2017	$1,000	$1,130

		92,095

MONTANA 0.4%

Hardin, Montana Rocky Mountain Power, Inc. Tax Allocation Bonds, Series 2006
0.000% due 09/01/2031 (b)	830	438

NEW JERSEY 0.2%

New Jersey State Economic Development Authority Revenue Bonds, Series 1998
6.500% due 04/01/2018	230	222

PUERTO RICO 5.3%

Commonwealth of Puerto Rico General Obligation Bonds, (AGC Insured), Series 2006
0.283% due 07/01/2020	1,000	713

Puerto Rico Electric Power Authority Revenue Notes, Series 2008
5.000% due 07/01/2012	500	537

Puerto Rico Government Development Bank Revenue Notes, Series 2006
5.000% due 12/01/2014	1,250	1,311

Puerto Rico Highway & Transportation Authority Revenue Bonds, Series 2007
5.500% due 07/01/2021	2,500	2,653

Puerto Rico Infrastructure Financing Authority Revenue Bonds, (AMBAC Insured), Series 1998
5.250% due 07/01/2010	150	151

		5,365

TEXAS 0.1%

Houston, Texas Airport Systems Revenue Bonds, Series 1997
6.125% due 07/15/2017	100	86

VIRGIN ISLANDS 1.0%

Virgin Islands Public Finance Authority Revenue Bonds, Series 2003
6.125% due 07/01/2022	1,000	1,022

Total Municipal Bonds & Notes (Cost $97,323)		99,228

	SHARES
CONVERTIBLE PREFERRED SECURITIES 0.1%

American International Group, Inc.
8.500% due 08/01/2011	5,200	60

Total Convertible Preferred Securities (Cost $390)		60

Total Investments 99.7% (Cost $99,482)		$100,861

Other Assets and Liabilities (Net) 0.3%		262

Net Assets 100.0%		$101,123

18	PIMCO Funds	See Accompanying Notes

(Unaudited) September 30, 2009

Notes to Schedule of Investments (amounts in thousands*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	When-Issued security.
(b)	Security becomes interest bearing at a future date.
(c)	Restricted securities as of September 30, 2009:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
California Statewide Communities Development Authority Revenue Bonds, Series 2002	6.750%	07/01/2032	02/07/2002	$1,245	$1,136	1.12%

(d)	Fair Value Measurements +

The following is a summary of the fair valuations according to the inputs used as of September 30, 2009 in valuing the Fund’s assets and liabilities:

Category ++	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 09/30/2009
California	$586	$91,509	$0	$92,095
Puerto Rico	0	5,365	0	5,365
Other Investments +++	60	3,341	0	3,401

Investments, at value	$646	$100,215	$0	$100,861

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ending September 30, 2009:

Category ++	Beginning Balance at 03/31/2009	Net Purchases/ (Sales)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)	Net Transfers In/ (Out) of Level 3	Ending Balance at 09/30/2009	Net Change in Unrealized Appreciation/ (Depreciation) on investments held at 09/30/2009
Financial Derivative Instruments ++++	$(236)	$0	$0	$0	$236	$0	$0	$0

+	See note 2 in the Notes to Financial Statements for additional information.
++	Refer to the Schedule of Investments for additional information.
+++	Sum of all other categories each of which individually has an aggregate market value of less than 5% of net assets.
++++	Financial derivative instruments may include open futures contracts, swap contracts, written options, and foreign currency contracts.

(e)	Fair Value of Derivative Instruments ^

The following is a summary of the fair valuations of the Fund’s derivative instruments categorized by risk exposure:

The Effect of Derivative Instruments on the Statement of Operations for the Six Months Ended September 30, 2009:

	Derivatives not accounted for as hedging instruments
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Other Contracts	Total
Realized (Loss) on Derivatives Recognized as a Result from Operations:
Net realized (loss) on futures contracts, written options and swaps	$0	$0	$(475)	$0	$0	$(475)

Net Change in Unrealized Appreciation on Derivatives Recognized as a Result from Operations:
Net change in unrealized appreciation on futures contracts, written options and swaps	$0	$0	$591	$0	$0	$591

^	See note 2 in the Notes to Financial Statements for additional information.

See Accompanying Notes	Semiannual Report	September 30, 2009	19

Schedule of Investments  California Short Duration Municipal Income Fund

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CORPORATE BONDS & NOTES 0.9%

American Express Bank FSB
0.324% due 07/13/2010	$250	$245

American International Group, Inc.
4.700% due 10/01/2010	300	290
5.600% due 10/18/2016	100	73
8.175% due 05/15/2058	100	61

General Electric Capital Corp.
0.674% due 07/27/2012	150	143

Morgan Stanley
2.550% due 05/14/2010	250	253

SLM Corp.
4.500% due 07/26/2010	450	437

Wachovia Bank N.A.
1.350% due 05/14/2010	100	101

Total Corporate Bonds & Notes (Cost $1,568)		1,603

MUNICIPAL BONDS & NOTES 98.0%

CALIFORNIA 95.1%

Alameda County, California Certificates of Participation Bonds, (AMBAC Insured), Series 2007
5.000% due 12/01/2017	495	537

Alta Loma, California School District General Obligation Bonds, (NPFGC-FGIC Insured), Series 1999
0.000% due 08/01/2012	400	378

Anaheim, California Public Financing Authority Revenue Notes, Series 2008
4.000% due 08/01/2010	2,275	2,337

Brentwood, California Union School District General Obligation Bonds, (NPFGC-FGIC Insured), Series 2007
5.250% due 08/01/2017	110	127

Brentwood, California Union School District General Obligation Notes, (NPFGC-FGIC Insured), Series 2007
5.250% due 08/01/2016	135	155

California State Association of Bay Area Governments Finance Authority for Non-Profit Corp. Revenue Notes, (CM Insured), Series 2002
4.500% due 04/01/2011	500	516

California State Bay Area Toll Authority Revenue Bonds, Series 2007
0.350% due 04/01/2047	1,250	1,250

California State Bay Area Toll Authority Revenue Bonds, Series 2008
0.300% due 04/01/2045	1,000	1,000

California State Bay Area Toll Authority Revenue Notes, Series 2006
5.000% due 04/01/2015	100	116

California State Department of Water Resources Revenue Bonds, (AMBAC Insured), Series 2002
5.500% due 05/01/2014	315	349

California State Department of Water Resources Revenue Bonds, Series 2002
0.280% due 05/01/2022	550	550
6.000% due 05/01/2014	3,050	3,423

California State Department of Water Resources Revenue Bonds, Series 2005
0.300% due 05/01/2020	2,540	2,540

California State Department of Water Resources Revenue Notes, Series 2005
0.300% due 05/01/2011	100	100

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

California State Department of Water Resources Revenue Notes, Series 2008
4.000% due 12/01/2012	$855	$936

California State Educational Facilities Authority Revenue Bonds, Series 2008
0.250% due 10/01/2026	500	500
0.280% due 10/01/2026	600	600

California State General Obligation Bonds, (FSA-CR Insured), Series 2000
5.750% due 03/01/2021	3,000	3,095

California State General Obligation Bonds, (XLCA-ICR Insured), Series 2000
5.750% due 03/01/2020	2,500	2,579

California State General Obligation Bonds, Series 1991
6.600% due 02/01/2011	1,455	1,552

California State General Obligation Bonds, Series 2004
5.000% due 07/01/2016	2,000	2,107

California State General Obligation Bonds, Series 2008
5.000% due 07/01/2023	3,175	3,268

California State General Obligation Notes, Series 2004
5.250% due 07/01/2012	1,000	1,095

California State General Obligation Notes, Series 2008
5.000% due 01/01/2011	1,500	1,567
5.000% due 04/01/2015	450	503

California State Health Facilities Financing Authority Revenue Bonds, Series 1998
5.250% due 10/01/2014	3,000	3,052

California State Health Facilities Financing Authority Revenue Bonds, Series 2008
0.280% due 10/01/2031	1,200	1,200
5.500% due 08/15/2018	250	278

California State Health Facilities Financing Authority Revenue Bonds, Series 2009
0.250% due 09/01/2038	100	100
5.000% due 07/01/2037	1,250	1,312

California State Health Facilities Financing Authority Revenue Notes, Series 2005
5.000% due 07/01/2010	500	513

California State Health Facilities Financing Authority Revenue Notes, Series 2009
5.000% due 03/01/2010	500	507
5.000% due 03/01/2011	1,000	1,040

California State Housing Finance Agency Revenue Bonds, Series 2008
0.270% due 08/01/2040	190	190

California State Infrastructure & Economic Development Bank Revenue Bonds, Series 2005
3.750% due 12/01/2018	2,000	2,010

California State Infrastructure & Economic Development Bank Revenue Bonds, Series 2008
0.300% due 09/01/2038	725	725

California State Infrastructure & Economic Development Bank Revenue Notes, (AMBAC Insured), Series 2004
5.250% due 10/01/2013	1,250	1,425

California State Infrastructure & Economic Development Bank Revenue Notes, Series 2008
5.000% due 02/01/2014	750	816

California State Infrastructure & Economic Development Bank Revenue Notes, Series 2009
5.000% due 04/01/2013	1,500	1,645

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

California State M-S-R Public Power Agency Revenue Notes, (FSA Insured), Series 2008
5.000% due 07/01/2018	$250	$292

California State Municipal Finance Authority Certificates of Participation Notes, Series 2009
3.000% due 02/01/2011 (a)	500	500

California State Northern Power Agency Revenue Notes, Series 2008
5.000% due 07/01/2012	1,500	1,633

California State Padre Dam Municipal Water District Certificates of Participation Notes, Series 2009
2.000% due 10/01/2010	200	203
3.000% due 10/01/2011	200	208

California State Public Works Board Revenue Bonds, (AMBAC Insured), Series 2005
5.000% due 01/01/2019	150	156

California State Public Works Board Revenue Bonds, (NPFGC Insured), Series 2005
5.250% due 11/01/2019	270	298

California State Public Works Board Revenue Bonds, (NPFGC-FGIC Insured), Series 2006
5.250% due 10/01/2017	380	415

California State Public Works Board Revenue Notes, Series 2003
5.500% due 06/01/2013	750	816

California State University Revenue Notes, (AMBAC Insured), Series 2005
5.000% due 11/01/2011	1,400	1,513

California State Westside Elementary School District General Obligation Notes, Series 2009
3.000% due 08/01/2010	220	224

California Statewide Communities Development Authority Certificates of Participation Bonds, (NPFGC Insured), Series 1993
5.500% due 08/15/2013	2,000	2,000

California Statewide Communities Development Authority Revenue Bonds, (FSA Insured), Series 2007
5.250% due 07/01/2018	250	285

California Statewide Communities Development Authority Revenue Bonds, Series 2001
0.280% due 08/01/2031	1,050	1,062

California Statewide Communities Development Authority Revenue Bonds, Series 2007
5.150% due 07/01/2030	100	73

California Statewide Communities Development Authority Revenue Bonds, Series 2008
0.320% due 08/15/2041	1,700	1,700

California Statewide Communities Development Authority Revenue Notes, (FHA Insured), Series 2009
5.500% due 08/01/2012	1,215	1,328
5.500% due 08/01/2014	2,610	2,946

California Statewide Communities Development Authority Revenue Notes, (FSA Insured), Series 2004
5.000% due 08/15/2012	425	463

California Statewide Communities Development Authority Revenue Notes, (NPFGC Insured), Series 2005
5.000% due 05/01/2015	150	160

California Statewide Communities Development Authority Revenue Notes, (Radian Insured), Series 2005
5.000% due 04/01/2011	100	102

20	PIMCO Funds	See Accompanying Notes

(Unaudited) September 30, 2009

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

California Statewide Communities Development Authority Revenue Notes, Series 2004
5.500% due 05/15/2012	$250	$263

California Statewide Communities Development Authority Revenue Notes, Series 2005
5.000% due 07/01/2012	640	682

California Statewide Financing Authority Revenue Notes, Series 2002
4.600% due 05/01/2012	1,030	1,064

Capistrano, California Unified School District Community Facilities District No. 87-1 Special Tax Notes, (AMBAC Insured), Series 2006
5.000% due 09/01/2014	1,100	1,163

Carlsbad, California Unified School District General Obligation Bonds, (NPFGC-FGIC Insured), Series 1997
0.000% due 11/01/2009	1,350	1,349

Central Valley, California Financing Authority Revenue Notes, Series 2009
3.000% due 07/01/2011	750	773
4.000% due 07/01/2012	750	798

Cerritos, California Community College District General Obligation Notes, Series 2009
4.000% due 08/01/2011	400	423

Contra Costa County, California Revenue Bonds, (FNMA Insured), Series 1992
0.260% due 11/15/2022	1,500	1,500

Cucamonga County, California Water District Certificates of Participation Notes, (FSA Insured), Series 2009
2.500% due 09/01/2011	450	463

Desert Sands, California Unified School District Certificates of Participation Notes, Series 2008
4.000% due 03/01/2012	1,000	1,042

Fontana, California Unified School District General Obligation Notes, (AGC Insured), Series 2009
4.000% due 05/01/2011	350	366

Golden State, California Tobacco Securitization Corp. Revenue Bonds, (AMBAC Insured), Series 2003
5.000% due 06/01/2038	1,175	1,319
5.000% due 06/01/2043	100	112

Golden State, California Tobacco Securitization Corp. Revenue Bonds, (FGIC Insured), Series 2003
5.625% due 06/01/2038	100	115

Golden State, California Tobacco Securitization Corp. Revenue Bonds, (XLCA-ICR Insured), Series 2003
5.500% due 06/01/2043	1,735	1,979

Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2003
5.500% due 06/01/2033	1,500	1,711
5.500% due 06/01/2043	2,655	3,028
5.625% due 06/01/2038	3,315	3,796
6.250% due 06/01/2033	7,570	8,443
6.625% due 06/01/2040	1,270	1,499
6.750% due 06/01/2039	4,870	5,770
7.875% due 06/01/2042	105	129

Golden State, California Tobacco Securitization Corp. Revenue Notes, Series 2007
4.000% due 06/01/2010	1,900	1,918
4.200% due 06/01/2012	600	614
5.000% due 06/01/2011	500	516

Hawthorne, California School District General Obligation Notes, (AGC Insured), Series 2009
0.000% due 08/01/2011	185	177
0.000% due 08/01/2012	100	92
0.000% due 08/01/2013	115	101

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Industry, California General Obligation Notes, Series 2009
4.000% due 07/01/2011	$275	$290
4.000% due 07/01/2012	1,000	1,073
5.000% due 07/01/2013	750	840

Irvine, California Special Assessment Bonds, Series 1994
0.270% due 09/02/2020	566	566

Kern, California Community College District General Obligation Notes, (NPFGC-FGIC Insured), Series 2003
5.000% due 11/01/2009	100	100

Lake Arrowhead, California Rim World Unified School District General Obligation Notes, (FSA Insured), Series 2009
3.000% due 08/01/2012	275	287

Lincoln, California Unified School District Special Tax Notes, (AMBAC Insured), Series 2006
5.000% due 09/01/2015	185	200

Long Beach, California Unified School District General Obligation Notes, Series 2009
5.000% due 08/01/2011	1,000	1,077

Los Angeles, California Community College District General Obligation Notes, Series 2008
3.000% due 08/01/2011	250	259
3.000% due 08/01/2012	500	523

Los Angeles, California Department of Water & Power Revenue Bonds, Series 2001
0.300% due 07/01/2034	500	500

Los Angeles, California Harbor Department Revenue Notes, Series 2009
5.000% due 08/01/2012	1,000	1,100

Los Angeles, California Unified School District Certificates of Participation Bonds, Series 2008
0.250% due 10/01/2031	1,000	1,000

Los Angeles, California Unified School District General Obligation Notes, (AMBAC Insured), Series 2007
4.000% due 07/01/2010	1,000	1,026

Los Angeles, California Unified School District General Obligation Notes, Series 2009
5.000% due 07/01/2014	2,000	2,263

Los Angeles, California Wastewater System General Obligation Notes, (NPFGC Insured), Series 2002
5.250% due 09/01/2011	730	791

Los Angeles, California Wastewater System Revenue Notes, (AMBAC Insured), Series 2006
4.500% due 02/01/2013	200	217

Los Angeles, California Wastewater System Revenue Notes, (NPFGC Insured), Series 2003
5.000% due 06/01/2011	100	107

Los Angeles County, California Metropolitan Transportation Authority Revenue Bonds, Series 2008
0.280% due 07/01/2031	995	995

Los Angeles County, California Metropolitan Transportation Authority Revenue Bonds, Series 2009
0.250% due 07/01/2023	1,565	1,565

Los Angeles County, California Metropolitan Transportation Authority Revenue Notes, (NPFGC Insured), Series 2003
5.250% due 07/01/2012	155	171

Lynwood, California Utility Authority Revenue Notes, (AGC Insured), Series 2008
3.000% due 06/01/2010	165	167

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Merced, California Union High School District General Obligation Notes, (AGC Insured), Series 2009
2.000% due 08/01/2010	$775	$783

Mesa, California Consolidated Water District Certificates of Participation Notes, Series 2009
2.500% due 03/15/2011	275	281
3.000% due 03/15/2012	400	417

Modesto, California Revenue Bonds, (NPFGC Insured), Series 1993
6.000% due 06/01/2011	1,375	1,380

Montebello, California Unified School District General Obligation Notes, (FSA Insured), Series 2008
3.000% due 08/01/2011	145	151

Newport Beach, California Revenue Bonds, Series 2009
0.270% due 12/01/2038	1,500	1,624
4.000% due 12/01/2038	4,000	4,091

Norwalk-La Mirada, California Unified School District General Obligation Notes, (FSA Insured), Series 2009
4.000% due 08/01/2013	880	954

Oak Grove, California School District General Obligation Notes, (NPFGC Insured), Series 2005
5.250% due 08/01/2013	50	57

Orange County, California Public Financing Authority Revenue Notes, (NPFGC insured), Series 2005
5.000% due 07/01/2011	100	106

Orange County, California Transportation Authority Revenue Notes, (AMBAC Insured), Series 2003
5.000% due 08/15/2013	100	110

Orchard, California School District General Obligation Notes, (AGC Insured), Series 2009
4.000% due 08/01/2012	125	135

Pasadena, California Certificates of Participation Bonds, Series 2008
0.270% due 02/01/2035	1,000	1,000

Pasadena, California Certificates of Participation Notes, Series 2008
4.000% due 02/01/2012	570	602
5.000% due 02/01/2010	500	507

Pittsburg, California Redevelopment Agency Tax Allocation Bonds, (NPFGC Insured), Series 2002
5.250% due 08/01/2013	100	105

Placentia, California Public Financing Authority Special Tax Notes, Series 2009
2.625% due 09/01/2011	675	682

Pleasanton, California Unified School District General Obligation Bonds, (NPFGC Insured), Series 2004
5.000% due 08/01/2015	150	171

Redding, California Joint Powers Financing Authority Revenue Notes, (NPFGC Insured), Series 2002
4.000% due 12/01/2010	50	52

Riverbank, California Redevelopment Agency Tax Allocation Notes, Series 2007
4.000% due 08/01/2012	145	146

Riverside, California Revenue Bonds, (AMBAC Insured), Series 1998
5.375% due 10/01/2009	500	500

Riverside, California Revenue Bonds, (NPFGC-FGIC Insured), Series 1993
5.000% due 08/01/2010	1,000	1,039

Riverside, California Revenue Notes, Series 2009
4.000% due 08/01/2012	500	533

See Accompanying Notes	Semiannual Report	September 30, 2009	21

Schedule of Investments  California Short Duration Municipal Income Fund  (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Riverside County, California Palm Desert Financing Authority Revenue Notes, Series 2008
4.000% due 05/01/2010	$500	$509

Riverside County, California Transportation Commission Revenue Bonds, Series 2008
5.000% due 06/01/2029	250	252

Roseville, California Natural Gas Finance Authority Revenue Notes, Series 2007
5.000% due 02/15/2012	100	103

Sacramento, California Municipal Utility District Revenue Bonds, (NPFGC Insured), Series 2003
5.000% due 11/15/2013	1,375	1,545

Sacramento, California Municipal Utility District Revenue Notes, Series 2009
4.000% due 07/01/2011	650	681
5.000% due 07/01/2012	500	546

Sacramento County, California Revenue Notes, Series 2009
3.000% due 07/01/2012	550	566

San Diego, California Certificates of Participation Bonds, Series 1996
5.500% due 11/01/2009	500	500

San Diego, California Unified School District General Obligation Notes, Series 2009
0.000% due 07/01/2012	325	307

San Diego County, California Certificates of Participation Notes, Series 2009
4.000% due 10/01/2012 (a)	2,800	3,018

San Diego County, California Regional Transportation Commission Revenue Bonds, Series 2008
0.350% due 04/01/2038	295	295

San Diego County, California Water Authority Certificates of Participation Notes, (FSA Insured), Series 2008
5.000% due 05/01/2014	50	57

San Diego County, California Water Authority Certificates of Participation Notes, (NPFGC-FGIC Insured), Series 2005
5.250% due 05/01/2013	675	759

San Francisco, California City & County Airports Commission Revenue Notes, (NPFGC-FGIC Insured), Series 2003
4.000% due 05/01/2011	1,000	1,041

San Francisco, California City & County Certificates of Participation Notes, Series 2009
1.950% due 04/01/2011	1,000	1,010

San Francisco, California City & County General Obligation Notes, Series 2008
2.850% due 06/15/2012	1,000	1,043

San Francisco, California City & County Public Utilities Commission Revenue Notes, Series 2009
5.000% due 11/01/2012	2,250	2,509

San Jose, California Redevelopment Agency Tax Allocation Bonds, (NPFGC Insured), Series 2002
5.000% due 08/01/2022	2,000	2,095

San Jose, California Unified School District General Obligation Notes, (NPFGC-FGIC Insured), Series 2006
5.000% due 08/01/2014	375	430

San Luis Obispo County, California Financing Authority Revenue Bonds, (NPFGC Insured), Series 2007
5.000% due 09/01/2018	250	271

San Mateo County, California Joint Powers Financing Authority Revenue Notes, Series 2008
4.000% due 07/15/2011	350	368
5.000% due 07/15/2014	150	170

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Santa Ana, California Certificates of Participation Bonds, (AMBAC Insured), Series 2003
5.000% due 06/01/2015	$195	$201

Santa Ana, California Unified School District General Obligation Notes, Series 2008
3.500% due 08/01/2011	900	941

Santa Barbara, California Community College District General Obligation Notes, Series 2008
4.000% due 08/01/2010	155	159

Santa Barbara, California Financing Authority Revenue Notes, Series 2009
4.000% due 07/01/2012	400	424

Santa Clara, California Revenue Bonds, Series 2008
0.280% due 07/01/2034	500	500

Santa Clara, California Valley Water District Certificates of Participation Notes, Series 2007
5.000% due 02/01/2016	150	173

Santa Clara County, California East Side Union High School District General Obligation Notes, (XLCA Insured), Series 2005
4.000% due 08/01/2012	200	212

Santa Clara Valley, California Transportation Authority Revenue Bonds, Series 2008
0.300% due 04/01/2036	705	705

Santa Monica, California Community College District General Obligation Notes, (NPFGC-FGIC Insured), Series 2007
0.000% due 08/01/2013	225	206

South Orange County, California Public Financing Authority Special Tax Bonds, (NPFGC Insured), Series 2003
5.000% due 09/01/2013	125	135

South Orange County, California Public Financing Authority Special Tax Notes, (NPFGC-FGIC Insured), Series 2004
5.000% due 08/15/2011	200	210

Southern California State Metropolitan Water District General Obligation Bonds, Series 2001
5.250% due 03/01/2014	1,405	1,513

Southern California State Metropolitan Water District Revenue Notes, Series 2009
5.000% due 07/01/2012	1,000	1,113

Southern California State Public Power Authority Revenue Bonds, Series 1989
6.750% due 07/01/2011	1,750	1,922

Stockton, California Public Financing Authority Revenue Notes, Series 2009
4.000% due 10/01/2012	1,925	2,047

Torrance, California Unified School District General Obligation Notes, Series 2009
4.000% due 08/01/2011	500	528

University of California Regents Medical Center Revenue Bonds, (NPFGC Insured), Series 2007
0.905% due 05/15/2030	1,000	740

University of California Regents Medical Center Revenue Notes, (AMBAC Insured), Series 2003
5.000% due 05/15/2011	350	374

University of California Revenue Notes, (FSA Insured), Series 2007
5.000% due 05/15/2015	45	52

University of California Revenue Notes, (NPFGC Insured), Series 2007
5.000% due 05/15/2014	145	166

University of California Revenue Notes, Series 2008
4.000% due 05/15/2013	100	109

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Upland, California Public Financing Authority Revenue Bonds, (AMBAC Insured), Series 2002
4.600% due 10/01/2016	$100	$105

Vernon, California Revenue Notes, Series 2009
4.000% due 08/01/2010	2,000	2,036

Victor Valley, California Union High School District General Obligation Notes, (AGC Insured), Series 2009
0.000% due 08/01/2011 (a)	50	48

West Contra Costa, California Unified School District General Obligation Notes, Series 2009
3.000% due 08/01/2010	1,275	1,292

West Hollywood, California Public Financing Authority Revenue Notes, Series 2009
3.000% due 02/01/2011	535	546
3.000% due 02/01/2012	695	717

Western Riverside County, California Regional Wastewater Authority Revenue Notes, (AGC Insured), Series 2009
3.000% due 09/01/2012	435	452

Westlake Village, California Certificates of Participation Notes, Series 2009
2.000% due 06/01/2011	310	314

Westminster, California School District General Obligation Notes, Series 2009
2.000% due 08/01/2011 (a)	555	565

Whittier, California Revenue Notes, Series 2009
3.000% due 06/01/2011	1,600	1,622

		172,320

GUAM 0.0%

Guam Economic Development & Commerce Authority Revenue Bonds, Series 2001
5.400% due 05/15/2031	25	27

NEW HAMPSHIRE 0.5%

New Hampshire State Health & Education Facilities Authority Revenue Bonds, Series 2005
0.300% due 07/01/2033	990	990

PUERTO RICO 2.4%

Commonwealth of Puerto Rico General Obligation Notes, Series 2008
5.000% due 07/01/2011	1,500	1,564

Puerto Rico Electric Power Authority Revenue Notes, Series 2008
5.000% due 07/01/2010	1,000	1,004

Puerto Rico Highway & Transportation Authority Revenue Bonds, Series 2000
6.000% due 07/01/2039	1,750	1,836

		4,404

Total Municipal Bonds & Notes (Cost $174,712)		177,741

U.S. TREASURY OBLIGATIONS 0.0%

U.S. Treasury Notes
0.875% due 04/30/2011 (b)	2	2

Total U.S. Treasury Obligations (Cost $2)		2

22	PIMCO Funds	See Accompanying Notes

(Unaudited) September 30, 2009

	SHARES	MARKET VALUE (000S)
CONVERTIBLE PREFERRED SECURITIES 0.0%

American International Group, Inc.
8.500% due 08/01/2011	1,000	$12

Total Convertible Preferred Securities (Cost $75)		12

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 2.3%

REPURCHASE AGREEMENTS 2.3%

State Street Bank and Trust Co.
0.010% due 10/01/2009	$4,124	$4,124
(Dated 09/30/2009. Collateralized by U.S. Treasury Bills 0.000% due 11/27/2009 valued at $4,210. Repurchase proceeds are $4,124.)

Total Short-Term Instruments (Cost $4,124)		4,124

Total Investments 101.2% (Cost $180,481)		$183,482

Other Assets and Liabilities (Net) (1.2%)		(2,245)

Net Assets 100.0%		$181,237

Notes to Schedule of Investments (amounts in thousands*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	When-Issued security.
(b)	Securities with an aggregate market value of $2 and cash of $3 have been pledged as collateral for futures contracts on September 30, 2009:
(c)	Fair Value Measurements +

The following is a summary of the fair valuations according to the inputs used as of September 30, 2009 in valuing the Fund’s assets and liabilities:

Category ++	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 09/30/2009
California	$3,018	$169,302	$0	$172,320
Other Investments +++	12	11,150	0	11,162

Investments, at value	$3,030	$180,452	$0	$183,482

+	See note 2 in the Notes to Financial Statements for additional information.
++	Refer to the Schedule of Investments for additional information.
+++	Sum of all other categories each of which individually has an aggregate market value of less than 5% of net assets.

See Accompanying Notes	Semiannual Report	September 30, 2009	23

Schedule of Investments  High Yield Municipal Bond Fund

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CORPORATE BONDS & NOTES 0.9%

American International Group, Inc.
4.700% due 10/01/2010	$500	$483
8.175% due 05/15/2058	1,600	972
8.250% due 08/15/2018	400	341

SLM Corp.
4.500% due 07/26/2010	700	680

Total Corporate Bonds & Notes (Cost $2,666)		2,476

MUNICIPAL BONDS & NOTES 99.4%

ALABAMA 1.0%

Butler, Alabama Industrial Development Board Revenue Bonds, Series 1993
5.900% due 12/01/2012	50	50

Colbert County, Alabama Health Care Authority Revenue Bonds, Series 2003
5.750% due 06/01/2027	670	648

Montgomery, Alabama Medical Clinic Board Revenue Bonds, Series 2006
5.250% due 03/01/2031	250	227
5.250% due 03/01/2036	500	445

Tuscaloosa, Alabama Educational Building Authority Revenue Bonds, Series 2007
5.000% due 06/01/2026	1,500	1,250

		2,620

ALASKA 0.4%

Alaska State Industrial Development & Export Authority Revenue Bonds, Series 2007
6.000% due 12/01/2036	1,400	992

ARIZONA 3.1%

Apache County, Arizona Industrial Development Authority Revenue Bonds, Series 1998
5.875% due 03/01/2033	1,215	1,215

Arizona State Health Facilities Authority Revenue Bonds, Series 2007
5.200% due 10/01/2037	1,250	911

Arizona State Salt Verde Financial Corp. Revenue Bonds, Series 2007
5.000% due 12/01/2037	1,000	931

Mohave County, Arizona Industrial Development Authority Revenue Bonds, Series 2008
8.000% due 05/01/2025	1,100	1,330

Pima County, Arizona Industrial Development Authority Revenue Bonds, Series 2006
6.375% due 06/01/2036	1,500	1,166

Pima County, Arizona Industrial Development Authority Revenue Bonds, Series 2007
5.625% due 07/01/2038	1,000	762

Pima County, Arizona Industrial Development Authority Revenue Bonds, Series 2008
6.375% due 09/01/2029	1,850	1,892

		8,207

CALIFORNIA 6.4%

California State Association of Bay Area Governments Finance Authority for Non-Profit Corp. Revenue Bonds, Series 2009
6.250% due 08/01/2039	500	529

California State Bay Area Toll Authority Revenue Bonds, Series 2007
0.350% due 04/01/2047	1,000	1,000

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

California State Department of Water Resources Revenue Bonds, Series 2005
0.270% due 05/01/2022	$500	$500
0.300% due 05/01/2020	900	900

California State Health Facilities Financing Authority Revenue Bonds, Series 2009
5.750% due 09/01/2039	1,000	1,038
6.000% due 07/01/2039	1,500	1,591

California State M-S-R Energy Authority Revenue Bonds, Series 2009
6.500% due 11/01/2039	1,500	1,714

California State Municipal Finance Authority Revenue Bonds, Series 2008
5.875% due 10/01/2034	600	614
7.000% due 10/01/2039	500	449

California State Pollution Control Financing Authority Revenue Bonds, (FGIC Insured), Series 2004
4.750% due 12/01/2023	1,000	936

California State Tobacco Securitization Agency Revenue Bonds, Series 2006
0.000% due 06/01/2028 (c)	1,350	1,078

California Statewide Communities Development Authority Revenue Bonds, Series 2007
5.500% due 11/01/2038	1,350	1,052
9.000% due 11/01/2017	500	424

Chula Vista, California Revenue Bonds, Series 2004
5.875% due 02/15/2034	1,000	1,064

Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2003
5.625% due 06/01/2038	80	92

Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2007
5.000% due 06/01/2033	1,000	865

Hartnell, California Community College District General Obligation Bonds, Series 2009
0.000% due 08/01/2034 (c)	2,000	916

Los Angeles, California Regional Airports Improvement Corp. Revenue Bonds, Series 2002
7.500% due 12/01/2024	250	250

University of California Regents Medical Center Revenue Bonds, (NPFGC Insured), Series 2007
0.905% due 05/15/2030	1,750	1,295

Victor Valley, California Union High School District General Obligation Notes, (AGC Insured), Series 2009
0.000% due 08/01/2018 (b)	1,000	673

		16,980

COLORADO 4.6%

Colorado State Confluence Metropolitan District Revenue Bonds, Series 2007
5.400% due 12/01/2027	500	392
5.450% due 12/01/2034	1,000	720

Colorado State Educational & Cultural Facilities Authority Revenue Bonds, Series 2007
5.700% due 05/01/2037 (f)	800	616
5.750% due 05/15/2037	835	646
5.750% due 12/01/2037	1,000	750

Colorado State Health Facilities Authority Revenue Bonds, Series 2007
5.300% due 07/01/2037	2,350	1,565
5.900% due 08/01/2037	1,000	773

Colorado State Health Facilities Authority Revenue Bonds, Series 2008
5.750% due 05/15/2036	1,000	1,007

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Colorado State Health Facilities Authority Revenue Notes, (FSA Insured), Series 2003
4.000% due 05/15/2011	$585	$602

Colorado State Housing & Finance Authority Revenue Bonds, Series 2007
5.875% due 06/01/2037	1,500	1,045

Colorado State Public Authority for Energy Revenue Bonds, Series 2008
6.250% due 11/15/2028	2,205	2,385

Colorado State School of Mines Revenue Bonds, Series 2008
0.350% due 12/01/2037	225	225

Copperleaf, Colorado Metropolitan District No. 2 General Obligation Bonds, Series 2006
5.950% due 12/01/2036	500	350

Madre, Colorado Metropolitan District No. 2 General Obligation Bonds, Series 2007
5.500% due 12/01/2036	900	513

Tallyns Reach, Colorado Metropolitan District No. 3 General Obligation Bonds, Series 2007
5.200% due 12/01/2036	500	447

		12,036

FLORIDA 5.3%

Beacon Lakes, Florida Community Development District Special Assessment Bonds, Series 2007
6.000% due 05/01/2038	455	334

Brevard County, Florida Health Facilities Authority Revenue Bonds, Series 2005
5.000% due 04/01/2036	700	634

Broward County, Florida Educational Facilities Authority Revenue Bonds, Series 2008
0.300% due 04/01/2038	500	500

Broward County, Florida Revenue Bonds, Series 2009
5.375% due 10/01/2029	1,000	1,048

Florida State Development Finance Corp. Revenue Bonds, Series 2007
6.000% due 02/15/2037	250	201

Florida State Hurricane Catastrophe Fund Finance Corp. Revenue Notes, (NPFGC-IBC Insured), Series 2006
5.000% due 07/01/2011	850	893

Florida State Municipal Power Agency Revenue Bonds, Series 2008
0.300% due 10/01/2035	200	200

Florida State University Square Community Development District Special Assessment Bonds, Series 2007
5.875% due 05/01/2038	1,235	853

Hillsborough County, Florida Industrial Development Authority Revenue Bonds, Series 2006
5.250% due 10/01/2041	1,000	944

Hillsborough County, Florida Industrial Development Authority Revenue Bonds, Series 2007
5.125% due 05/15/2037	1,000	708

Hillsborough County, Florida Industrial Development Authority Revenue Bonds, Series 2008
5.625% due 08/15/2029	1,750	1,550

Jacksonville, Florida Economic Development Commission Revenue Bonds, Series 2007
5.300% due 05/01/2037	2,500	1,737

24	PIMCO Funds	See Accompanying Notes

(Unaudited) September 30, 2009

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Lee County, Florida Industrial Development Authority Revenue Bonds, Series 2007
5.375% due 06/15/2037	$1,500	$1,050

Manatee County, Florida School District Certificates of Participation Notes, (FSA Insured), Series 2008
4.500% due 07/01/2011	640	675

Miami-Dade County, Florida Educational Facilities Authority Revenue Bonds, Series 2008
5.500% due 04/01/2038	500	516

Orange County, Florida School Board Certificates of Participation Bonds, Series 2008
0.300% due 08/01/2022	700	700

Sarasota County, Florida Health Facility Authority Revenue Bonds, Series 2007
5.750% due 07/01/2037	1,680	1,348

		13,891

GEORGIA 1.3%

Atlanta, Georgia Downtown Development Authority Revenue Notes, (AGC Insured), Series 2009
4.000% due 07/01/2011	500	519

Fulton County, Georgia Revenue Bonds, Series 2006
5.125% due 07/01/2042	250	163

Georgia State Main Street Natural Gas, Inc. Revenue Bonds, Series 2007
5.000% due 03/15/2017	500	532

Georgia State Main Street Natural Gas, Inc. Revenue Notes, Series 2007
5.000% due 03/15/2012	1,000	1,057

Georgia State Medical Center Hospital Authority Revenue Bonds, Series 2007
5.250% due 07/01/2037	1,500	1,183

		3,454

IDAHO 0.5%

Nez Perce County, Idaho Revenue Bonds, Series 1996
6.000% due 10/01/2024	1,300	1,235

ILLINOIS 8.2%

Belleville, Illinois Frank Scott Parkway Redevelopment Authority Tax Allocation Bonds, Series 2007
5.700% due 05/01/2036	1,000	841

Granite City, Illinois Revenue Bonds, Series 2007
5.125% due 04/01/2027	1,645	1,177

Hillside, Illinois Tax Allocation Bonds, Series 2008
7.000% due 01/01/2028	2,000	1,741

Illinois State Finance Authority Revenue Bonds, Series 1993
5.950% due 08/15/2026	800	784

Illinois State Finance Authority Revenue Bonds, Series 2006
5.875% due 02/15/2038	200	169

Illinois State Finance Authority Revenue Bonds, Series 2007
5.375% due 11/15/2039	1,600	1,145
5.500% due 05/15/2037	750	500
6.100% due 12/01/2041	1,650	1,234
7.000% due 12/01/2037	1,000	533

Illinois State Finance Authority Revenue Bonds, Series 2008
6.250% due 08/15/2035	1,000	826

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Illinois State Finance Authority Sports Facilities Revenue Bonds, Series 2007
6.000% due 03/01/2037 (a)	$1,775	$539

Illinois State General Obligation Notes, Series 2009
4.000% due 05/20/2010	2,000	2,042

Illinois State Revenue Bonds, Series 2004
5.000% due 06/15/2015	5,500	6,220

Illinois State Revenue Notes, Series 2009
2.000% due 06/10/2010	2,000	2,017

Southwestern Illinois State Development Authority Revenue Bonds, Series 2007
5.350% due 03/01/2031	1,250	956
6.625% due 06/01/2037	1,000	905

		21,629

INDIANA 4.0%

East Chicago, Indiana General Obligation Notes, Series 2009
4.500% due 04/15/2010	1,000	1,000

East Chicago, Indiana Revenue Bonds, Series 1999
6.375% due 08/01/2029	100	77

Indiana State Health & Educational Facilities Financing Authority Revenue Bonds, Series 2007
5.500% due 03/01/2037	1,000	1,005

Indiana State Health Facility Financing Authority Revenue Bonds, Series 2005
0.310% due 10/01/2027	1,000	1,117

Indiana State Municipal Power Agency Revenue Bonds, Series 2009
5.750% due 01/01/2034	1,000	1,060
6.000% due 01/01/2039	1,000	1,079

Indiana State Northwest Allen School Building Corp. Revenue Notes, (FSA Insured), Series 2008
5.000% due 01/15/2013	1,050	1,151

Indianapolis, Indiana Local Public Improvement Revenue Bonds, Series 2009
5.750% due 01/01/2038	2,500	2,772

Vigo County, Indiana Hospital Authority Revenue Bonds, Series 2007
5.700% due 09/01/2037	1,650	1,342

		10,603

IOWA 1.8%

Altoona, Iowa Tax Allocation Bonds, Series 2008
6.000% due 06/01/2034	1,000	1,067

Iowa State Finance Authority Revenue Bonds, Series 2006
5.450% due 11/01/2026	175	138

Iowa State Finance Authority Revenue Bonds, Series 2007
5.500% due 11/15/2027	900	614
5.500% due 11/15/2037	1,550	957
5.625% due 12/01/2045	1,600	763

Iowa State Finance Authority Revenue Bonds, Series 2009
0.290% due 08/15/2039	1,000	1,078

		4,617

KANSAS 1.4%

Kansas State Development Finance Authority Revenue Notes, Series 2009
5.000% due 11/15/2014 (b)	225	248

Labette County, Kansas Revenue Bonds, Series 2007
5.750% due 09/01/2037	1,100	1,019

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Lenexa, Kansas Revenue Bonds, Series 2007
5.500% due 05/15/2039	$1,000	$691

Manhattan, Kansas Revenue Bonds, Series 2007
5.125% due 05/15/2037	250	196
5.125% due 05/15/2042	250	192
5.500% due 08/01/2021	250	201

Olathe, Kansas Tax Allocation Bonds, Series 2007
5.500% due 09/01/2026	200	159

Wichita, Kansas Water & Sewer Utility Revenue Bonds, Series 2009
5.000% due 11/15/2034	1,000	1,017

		3,723

KENTUCKY 0.5%

Owen County, Kentucky Revenue Bonds, Series 2009
5.625% due 09/01/2039	1,250	1,292

LOUISIANA 2.6%

East Baton Rouge, Louisiana Revenue Bonds, Series 2009
5.250% due 02/01/2039	1,500	1,591

Louisiana State Citizens Property Insurance Corp. Revenue Bonds, (AGC Insured), Series 2009
6.125% due 06/01/2025	2,250	2,577

Louisiana State St. John Parish Baptist Revenue Bonds, Series 2007
5.125% due 06/01/2037	2,220	2,133

New Orleans, Louisiana Aviation Board Revenue Bonds, (AGC Insured), Series 2009
6.000% due 01/01/2023	500	550

		6,851

MARYLAND 1.2%

Maryland State Health & Higher Educational Facilities Authority Revenue Bonds, Series 2007
5.300% due 01/01/2037	300	197

Maryland State Health & Higher Educational Facilities Authority Revenue Bonds, Series 2008
0.320% due 07/01/2023	580	580
5.750% due 01/01/2038	1,000	1,020

Maryland State Health & Higher Educational Facilities Authority Revenue Bonds, Series 2009
6.750% due 07/01/2039	250	292

Maryland State Industrial Development Financing Authority Revenue Notes, Series 2008
5.000% due 12/01/2010	985	986

		3,075

MASSACHUSETTS 1.2%

Massachusetts State Development Finance Agency Revenue Bonds, Series 2007
6.750% due 10/15/2037	1,250	1,016

Massachusetts State Development Finance Agency Revenue Bonds, Series 2008
0.250% due 09/01/2037	560	560

Massachusetts State Educational Financing Authority Revenue Bonds, Series 2009
6.000% due 01/01/2028	1,500	1,642

		3,218

MICHIGAN 2.7%

East Lansing, Michigan Economic Corp. Revenue Bonds, Series 2007
5.250% due 07/01/2037	780	568

See Accompanying Notes	Semiannual Report	September 30, 2009	25

Schedule of Investments  High Yield Municipal Bond Fund  (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Garden City, Michigan Hospital Finance Authority Revenue Bonds, Series 2007
5.000% due 08/15/2038	$250	$148

Hillsdale, Michigan Hospital Finance Authority Revenue Bonds, Series 1998
5.000% due 05/15/2013	70	70

Meridian, Michigan Economic Development Corp. Revenue Bonds, Series 2007
5.250% due 07/01/2026	955	770

Michigan State Corner Creek Academy East Revenue Bonds, Series 2007
5.250% due 11/01/2036	250	182

Michigan State Doctor Charles Drew Academy Certificates of Participation Bonds, Series 2006
5.700% due 11/01/2036	450	308

Michigan State Grand Traverse Academy Revenue Bonds, Series 2007
5.000% due 11/01/2036	1,200	818

Michigan State Hospital Finance Authority Revenue Bonds, Series 2006
5.000% due 11/15/2038	1,000	871

Michigan State Municipal Bond Authority Revenue Notes, Series 2009
5.000% due 05/01/2011	1,120	1,177

Michigan State Public Educational Facilities Authority Revenue Bonds, (Q-SBLF Insured), Series 2008
7.000% due 10/01/2036 (f)	230	208

Michigan State Public Educational Facilities Authority Revenue Bonds, Series 2007
6.500% due 09/01/2037	1,000	847

Michigan State Tobacco Settlement Finance Authority Revenue Bonds, Series 2007
6.000% due 06/01/2048	750	616

Royal Oak, Michigan Hospital Finance Authority Revenue Bonds, Series 2009
8.250% due 09/01/2039	500	599

		7,182

MINNESOTA 2.8%

Falcon Heights, Minnesota Revenue Bonds, Series 2007
6.000% due 11/01/2037	400	320

Minneapolis, Minnesota Revenue Bonds, Series 2007
5.400% due 04/01/2028	725	586
5.750% due 10/01/2037	1,500	1,108

Minneapolis, Minnesota Revenue Bonds, Series 2008
6.750% due 11/15/2032	950	1,062

Minneapolis, Minnesota Tax Allocation Bonds, Series 2006
5.350% due 02/01/2030	200	153

Minnesota State Higher Education Facilities Authority Revenue Bonds, Series 2007
5.500% due 05/01/2037	1,000	909

North Oaks, Minnesota Revenue Bonds, Series 2007
6.125% due 10/01/2039	250	234

St. Cloud, Minnesota Revenue Bonds, (AGC Insured), Series 2008
5.500% due 05/01/2039	2,000	2,113

Stillwater, Minnesota Revenue Bonds, Series 2007
5.375% due 02/01/2032	500	371

Washington County, Minnesota Housing & Redevelopment Authority Revenue Bonds, Series 2007
5.625% due 06/01/2037	500	400

		7,256

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MISSISSIPPI 0.7%

Mississippi State Business Finance Corp. Revenue Bonds, Series 1998
5.875% due 04/01/2022	$1,860	$1,865

MISSOURI 1.6%

Branson, Missouri Regional Airport Transportation Development District Revenue Bonds, Series 2007
6.000% due 07/01/2025	1,900	1,416
6.000% due 07/01/2037	750	518

Cottleville, Missouri Certificates of Participation Bonds, Series 2006
5.250% due 08/01/2031	250	228

Independence, Missouri Thirty-Ninth Street Transportation District Revenue Bonds, Series 2008
6.875% due 09/01/2032	500	457

Joplin, Missouri Industrial Development Authority Revenue Bonds, Series 2007
5.750% due 05/15/2031	1,485	1,146

Missouri State Grindstone Plaza Transportation Development District Sales Tax Revenue Bonds, Series 2006
5.500% due 10/01/2031	250	178
5.550% due 10/01/2036	45	31

Missouri State Health & Educational Facilities Authority Revenue Bonds, Series 2003
0.330% due 02/15/2033	200	200

		4,174

MONTANA 0.2%

Hardin, Montana Rocky Mountain Power, Inc. Tax Allocation Bonds, Series 2006
0.000% due 09/01/2031 (c)	830	438

NEBRASKA 0.3%

Nebraska State Educational Finance Authority Revenue Bonds, Series 2008
0.300% due 07/01/2035	700	700

NEW HAMPSHIRE 0.5%

New Hampshire State Business Finance Authority Revenue Bonds, Series 2009
6.875% due 10/01/2039 (b)	500	502

New Hampshire State Health & Education Facilities Authority Revenue Bonds, Series 2007
0.280% due 06/01/2031	800	800

		1,302

NEW JERSEY 3.4%

Middlesex County, New Jersey Improvement Authority Revenue Bonds, Series 2005
6.125% due 01/01/2025	1,675	355

New Jersey State Economic Development Authority Revenue Bonds, Series 2000
7.000% due 11/15/2030	60	59

New Jersey State Economic Development Authority Revenue Bonds, Series 2006
5.375% due 11/01/2036	1,000	737

New Jersey State Health Care Facilities Financing Authority Revenue Bonds, (AGC Insured), Series 2008
5.250% due 01/01/2036	900	956

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

New Jersey State Health Care Facilities Financing Authority Revenue Bonds, Series 2007
5.750% due 07/01/2037	$600	$606

New Jersey State Tobacco Settlement Financing Corp. Revenue Bonds, Series 2007
5.000% due 06/01/2041	8,250	6,243

		8,956

NEW MEXICO 1.1%

New Mexico State Educational Assistance Foundation Revenue Notes, Series 2009
4.000% due 09/01/2016	1,000	1,068

New Mexico State Hospital Equipment Loan Council Revenue Bonds, Series 2007
5.250% due 08/15/2026	500	401

New Mexico State Hospital Equipment Loan Council Revenue Bonds, Series 2009
5.000% due 08/01/2039	1,000	1,012

Otero County, New Mexico Revenue Bonds, Series 2007
6.000% due 04/01/2028	650	528

		3,009

NEW YORK 5.8%

Erie County, New York Industrial Development Agency Revenue Bonds, Series 2006
6.000% due 11/15/2036	150	124

Long Island, New York Power Authority Revenue Bonds, Series 2009
5.750% due 04/01/2039	500	561

Monroe County, New York General Obligation Notes, (AGC Insured), Series 2009
3.750% due 06/01/2011	1,000	1,036

Nassau County, New York Industrial Development Agency Revenue Bonds, Series 2007
6.500% due 01/01/2027	395	357
6.700% due 01/01/2043	1,500	1,295

New York City, New York General Obligation Bonds, Series 1993
0.280% due 08/01/2020	700	700
0.280% due 08/01/2021	500	500

New York City, New York Industrial Development Agency Revenue Bonds, Series 2005
7.750% due 08/01/2031	150	154

New York City, New York Industrial Development Agency Revenue Notes, (FGIC Insured), Series 2006
0.000% due 03/01/2016	1,250	1,057

New York City, New York Transitional Finance Authority Revenue Bonds, Series 2002
5.250% due 02/01/2029	1,000	1,053

New York City, New York Trust for Cultural Resources Revenue Bonds, Series 2008
0.280% due 04/01/2027	300	300

New York State Dormitory Authority Revenue Bonds, Series 2008
0.280% due 07/01/2037	500	500
6.250% due 12/01/2037	1,000	915

New York State Dormitory Authority Revenue Notes, Series 2008
5.000% due 07/01/2017	5,000	5,660

New York State Metropolitan Transportation Authority Revenue Bonds, Series 2009
5.000% due 11/15/2034	1,000	1,057

		15,269

26	PIMCO Funds	See Accompanying Notes

(Unaudited) September 30, 2009

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NORTH CAROLINA 1.6%

Charlotte, North Carolina Revenue Bonds, Series 1998
5.600% due 07/01/2027	$150	$102

Charlotte, North Carolina Revenue Bonds, Series 2000
7.750% due 02/01/2028	60	51

Charlotte-Mecklenburg, North Carolina Hospital Authority Revenue Bonds, Series 2007
0.280% due 01/15/2045	400	400

North Carolina State Eastern Municipal Power Agency Revenue Bonds, Series 2009
5.000% due 01/01/2026 (b)	1,000	1,054

North Carolina State Medical Care Commission Revenue Bonds, Series 2006
5.100% due 10/01/2030	50	38

North Carolina State Medical Care Commission Revenue Bonds, Series 2007
5.250% due 01/01/2032	1,000	711

North Carolina State Medical Care Commission Revenue Bonds, Series 2008
6.000% due 11/01/2033	750	737
6.000% due 04/01/2038	500	383

Surry County, North Carolina Northern Hospital District Revenue Bonds, Series 2008
6.250% due 10/01/2038	800	817

		4,293

OHIO 3.8%

Lucas County, Ohio Revenue Notes, (AMBAC Insured), Series 2005
5.000% due 11/15/2010	585	605

Ohio State Air Quality Development Authority Revenue Bonds, Series 2009
5.700% due 08/01/2020	3,000	3,292

Ohio State Buckeye Tobacco Settlement Financing Authority Revenue Bonds, Series 2007
5.875% due 06/01/2030	1,000	957
5.875% due 06/01/2047	3,500	2,844
6.000% due 06/01/2042	1,520	1,275

Ohio State Higher Educational Facility Commission Revenue Bonds, Series 1998
0.300% due 08/01/2033	100	100

University of Toledo, Ohio Revenue Notes, Series 2009
4.000% due 06/01/2012	910	950

		10,023

OKLAHOMA 0.3%

Oklahoma State Municipal Power Authority Revenue Bonds, Series 2005
0.320% due 01/01/2023	900	900

OREGON 0.4%

Clackamas County, Oregon Hospital Facility Authority Revenue Bonds, Series 2009
5.500% due 07/15/2035	1,000	1,069

PENNSYLVANIA 6.2%

Allegheny County, Pennsylvania Higher Education Building Authority Revenue Bonds, Series 2008
6.000% due 10/15/2038	750	730

Allegheny County, Pennsylvania Hospital Development Authority Revenue Bonds, Series 2007
5.375% due 11/15/2040	3,500	2,757

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Cambridge, Pennsylvania Area Joint Authority Revenue Bonds, Series 2008
6.000% due 12/01/2037	$500	$479

Cumberland County, Pennsylvania Municipal Authority Revenue Bonds, Series 2008
6.000% due 07/01/2035	500	440

Harrisburg, Pennsylvania Authority Revenue Bonds, Series 2007
6.000% due 09/01/2036	500	449

Lancaster County, Pennsylvania Hospital Authority Revenue Bonds, Series 2008
6.250% due 07/01/2026	250	241
6.375% due 07/01/2030	1,000	944

Montgomery County, Pennsylvania Higher Education & Health Authority Revenue Bonds, Series 2006
5.250% due 01/01/2036	150	134

Pennsylvania State Economic Development Financing Authority Revenue Bonds, Series 2001
6.750% due 12/01/2036	2,615	2,722

Pennsylvania State Economic Development Financing Authority Revenue Bonds, Series 2003
6.750% due 12/01/2036	180	187

Pennsylvania State Turnpike Commission Revenue Bonds, Series 2009
5.250% due 06/01/2039	1,000	1,079

Philadelphia, Pennsylvania Hospitals & Higher Education Facilities Authority Revenue Bonds, Series 1993
6.625% due 11/15/2023	2,000	2,001

Philadelphia, Pennsylvania Hospitals & Higher Education Facilities Authority Revenue Bonds, Series 2007
5.000% due 07/01/2034	2,250	1,840

Philadelphia, Pennsylvania Industrial Development Authority Revenue Bonds, Series 2007
5.500% due 09/15/2037	450	337

Susquehanna, Pennsylvania Area Regional Airport Authority Revenue Bonds, Series 2008
6.500% due 01/01/2038	1,750	1,704

Washington County, Pennsylvania Redevelopment Authority Tax Allocation Bonds, Series 2006
5.450% due 07/01/2035	550	376

		16,420

PUERTO RICO 0.5%

Commonwealth of Puerto Rico General Obligation Bonds, Series 2008
6.000% due 07/01/2038	900	914

Puerto Rico Aqueduct & Sewer Authority Revenue Bonds, Series 2008
6.000% due 07/01/2038	380	396

		1,310

RHODE ISLAND 0.1%

Rhode Island State Health & Educational Building Corp. Revenue Bonds, Series 1998
5.400% due 07/01/2013	155	154

SOUTH CAROLINA 2.4%

Greenwood County, South Carolina Revenue Bonds, Series 2009
5.375% due 10/01/2039	1,000	1,031

South Carolina State Jobs-Economic Development Authority Revenue Bonds, Series 2007
5.500% due 05/01/2028	1,900	1,524
6.000% due 11/15/2037	2,000	1,414

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

South Carolina State Jobs-Economic Development Authority Revenue Bonds, Series 2009
5.750% due 08/01/2039	$500	$511

South Carolina State Public Service Authority Revenue Notes, Series 2009
4.000% due 01/01/2011	1,500	1,562

South Carolina State Tobacco Settlement Revenue Management Authority Revenue Bonds, Series 2001
6.375% due 05/15/2030	145	189

		6,231

TENNESSEE 2.2%

Knox County, Tennessee Health Educational & Housing Facilities Board Revenue Bonds, Series 2007
5.250% due 04/01/2036	750	721

Maury County, Tennessee Industrial Development Board Revenue Bonds, Series 1994
6.500% due 09/01/2024 (a)	150	52

Sumner County, Tennessee Health Educational & Housing Facilities Board Revenue Bonds, Series 2007
5.500% due 11/01/2037	1,150	467

Tennessee State Energy Acquisition Corp. Revenue Bonds, Series 2006
5.000% due 02/01/2020	850	847
5.250% due 09/01/2021	1,000	1,010
5.250% due 09/01/2023	1,340	1,341
5.250% due 09/01/2024	1,375	1,371

		5,809

TEXAS 10.0%

Brazos County, Texas River Authority Revenue Bonds, Series 2001
5.750% due 05/01/2036	1,500	1,286
8.250% due 05/01/2033	1,300	821

Brazos County, Texas River Authority Revenue Bonds, Series 2003
6.300% due 07/01/2032	515	258

Brazos County, Texas River Authority Revenue Bonds, Series 2006
5.000% due 03/01/2041	2,000	1,141

Dallas, Texas Independent School District General Obligation Notes, Series 2009
4.000% due 02/15/2011	800	833

Guadalupe-Blanco, Texas River Authority Revenue Notes, Series 2008
5.625% due 10/01/2017	275	296

Gulf Coast, Texas Waste Disposal Authority Revenue Bonds, Series 2003
5.200% due 05/01/2028	1,000	960

Harris County, Texas Cultural Education Facilities Finance Corp. Revenue Notes, Series 2009
5.000% due 06/01/2012	2,000	2,184

Harris County, Texas Health Facilities Development Corp. Revenue Bonds, Series 2008
7.250% due 12/01/2035	750	856

Houston, Texas Airport Systems Revenue Bonds, Series 1997
6.125% due 07/15/2017	100	86
6.125% due 07/15/2027	45	38

Houston, Texas Airport Systems Revenue Bonds, Series 2001
6.750% due 07/01/2021	100	100
6.750% due 07/01/2029	1,000	986

See Accompanying Notes	Semiannual Report	September 30, 2009	27

Schedule of Investments  High Yield Municipal Bond Fund  (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Lubbock, Texas Health Facilities Development Corp. Revenue Bonds, Series 2005
6.625% due 07/01/2036	$265	$234

Lubbock, Texas State Educational Facilities Authority Revenue Bonds, Series 2007
5.250% due 11/01/2037	1,000	899

Lufkin, Texas Health Facilities Development Corp. Revenue Bonds, Series 2007
5.500% due 02/15/2037	750	681

North Texas State Tollway Authority Revenue Bonds, Series 2008
5.625% due 01/01/2033	150	161
5.750% due 01/01/2033	1,600	1,705

North Texas State Tollway Authority Revenue Bonds, Series 2009
6.250% due 01/01/2039	2,000	2,232

Parmer County, Texas Hospital District General Obligation Bonds, Series 2007
5.500% due 02/15/2027	345	345

Tarrant County, Texas Cultural Education Facilities Finance Corp. Revenue Bonds, Series 2008
5.500% due 08/15/2031	1,000	1,066

Texas State Alliance Airport Authority Revenue Bonds, Series 2007
5.250% due 12/01/2029	500	329

Texas State General Obligation Notes, Series 2009
5.000% due 08/01/2013	445	503

Texas State Municipal Gas Acquisition & Supply Corp. I Revenue Bonds, Series 2006
5.250% due 12/15/2023	1,150	1,150

Texas State Municipal Gas Acquisition & Supply Corp. I Revenue Notes, Series 2006
5.000% due 12/15/2011	500	515

Texas State Municipal Gas Acquisition & Supply Corp. Revenue Bonds, Series 2008
6.250% due 12/15/2026	1,600	1,723

Texas State Public Finance Authority Revenue Bonds, Series 2007
5.375% due 02/15/2037	2,115	1,727

Tomball, Texas Independent School District General Obligation Notes, (AGC Insured), Series 2009
3.000% due 02/15/2011	250	257

Trinity, Texas River Authority Revenue Bonds, Series 2000
6.250% due 05/01/2028	50	30

Tyler, Texas Health Facilities Development Corp. Revenue Bonds, Series 2007
5.375% due 11/01/2037	2,500	2,435

Willacy County, Texas Revenue Bonds, Series 2007
6.875% due 09/01/2028	735	621

		26,458

UTAH 2.2%

Spanish Fork City, Utah Revenue Bonds, Series 2006
5.550% due 11/15/2026	500	432
5.700% due 11/15/2036	1,000	819

St. George, Utah Revenue Notes, Series 2009
2.500% due 11/01/2011	225	232

Utah County, Utah General Obligation Bonds, Series 2007
5.875% due 06/15/2037	1,650	1,329

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Utah County, Utah Revenue Bonds, Series 2007
5.625% due 07/15/2037	$2,550	$2,023

Utah State Charter School Finance Authority Revenue Bonds, Series 2007
6.000% due 07/15/2037	675	513

Utah State Charter School Finance Authority Revenue Bonds, Series 2008
6.750% due 08/15/2028	500	455

		5,803

VIRGINIA 1.9%

Bedford County, Virginia Industrial Development Authority Revenue Bonds, Series 1999
6.550% due 12/01/2025	100	98

James City County, Virginia Economic Development Authority Revenue Bonds, Series 2007
5.500% due 07/01/2037	570	329

Lewistown, Virginia Commerce Center Community Development Authority Revenue Bonds, Series 2007
6.050% due 03/01/2027	1,150	882

Virginia Commonwealth University Revenue Bonds, Series 2008
0.300% due 07/01/2037	750	750

Virginia State Peninsula Town Center Community Development Authority Revenue Bonds, Series 2007
6.450% due 09/01/2037	1,000	880

Virginia State Public School Authority Revenue Notes, Series 2009
5.000% due 04/15/2011	2,000	2,130

		5,069

WASHINGTON 1.7%

Clallam County, Washington Public Hospital District No. 1 Revenue Bonds, Series 2008
7.000% due 12/01/2033	1,000	1,001

Washington State Certificates of Participation Notes, Series 2009
2.500% due 07/01/2010	1,200	1,212
2.500% due 07/01/2011	400	407

Washington State Health Care Facilities Authority Revenue Bonds, Series 2009
7.375% due 03/01/2038	250	280

Washington State Higher Education Facilities Authority Revenue Bonds, Series 2009
5.250% due 05/01/2034	1,000	1,033

Washington State Housing Finance Commission Revenue Bonds, Series 2007
5.625% due 01/01/2038	850	627

		4,560

WEST VIRGINIA 0.8%

West Virginia State Economic Development Authority Revenue Bonds, Series 2008
4.850% due 05/01/2019	1,200	1,322

West Virginia State Tobacco Settlement Financing Authority Revenue Bonds, Series 2007
7.467% due 06/01/2047	960	761

		2,083

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
WISCONSIN 1.4%

Milwaukee, Wisconsin Redevelopment Authority Revenue Bonds, Series 2007
5.650% due 08/01/2037	$1,150	$811

Wisconsin State Health & Educational Facilities Authority Revenue Bonds, Series 2007
5.000% due 09/01/2033	250	224

Wisconsin State Health & Educational Facilities Authority Revenue Bonds, Series 2009
6.000% due 12/01/2038	1,000	1,049
6.625% due 02/15/2032	1,450	1,525

		3,609

WYOMING 1.3%

Campbell County, Wyoming Revenue Bonds, Series 2009
5.750% due 07/15/2039	1,500	1,611

University of Wyoming Revenue Notes, Series 2009
3.000% due 06/01/2011	390	402

Wyoming State Municipal Power Agency Revenue Bonds, Series 2009
5.000% due 01/01/2036 (b)	1,325	1,349

		3,362

Total Municipal Bonds & Notes (Cost $281,137)		261,727

MORTGAGE-BACKED SECURITIES 0.2%

Countrywide Alternative Loan Trust
2.401% due 11/25/2035	390	190

Residential Accredit Loans, Inc.
0.396% due 02/25/2047	808	345

Total Mortgage-Backed Securities (Cost $726)		535

	SHARES
CONVERTIBLE PREFERRED SECURITIES 0.0%

American International Group, Inc.
8.500% due 08/01/2011	7,700	89

Total Convertible Preferred Securities (Cost $578)		89

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 0.3%

U.S. TREASURY BILLS 0.3%
0.260% due 02/25/2010 (d)	$710	710

Total Short-Term Instruments (Cost $709)		710

Total Investments 100.8% (Cost $285,816)		$265,537

Other Assets and Liabilities (Net) (0.8%)		(2,097)

Net Assets 100.0%		$263,440

28	PIMCO Funds	See Accompanying Notes

(Unaudited) September 30, 2009

Notes to Schedule of Investments (amounts in thousands*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Security is in default.
(b)	When-Issued security.
(c)	Security becomes interest bearing at a future date.
(d)	Securities with an aggregate market value of $710 have been pledged as collateral for swap and swaption contracts on September 30, 2009.
(e)	Swap agreements outstanding on September 30, 2009:

Credit Default Swaps on Corporate, Sovereign, and U.S. Municipal Issues - Sell Protection (1)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at September 30, 2009 (2)	Notional Amount (3)	Market Value	Upfront Premiums Paid/(Received)	Unrealized (Depreciation)
Long Island, New York Power Authority Revenue Bonds, Series 2006	GSC	0.950%	06/20/2018	2.280%	$ 5,000	$(341)	$0	$(341)
Puerto Rico Electric Power Authority Revenue Bonds, Series 2007	GSC	1.500%	06/20/2018	3.330%	5,000	(393)	0	(393)

						$(734)	$0	$(734)

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, U.S. municipal issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(f)	Restricted securities as of September 30, 2009:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Colorado State Educational & Cultural Facilities Authority Revenue Bonds, Series 2007	5.700%	05/01/2037	06/27/2007	$800	$616	0.23%
Michigan State Public Educational Facilities Authority Revenue Bonds, (Q-SBLF Insured), Series 2008	7.000%	10/01/2036	07/30/2008	230	208	0.08%

				$1,030	$824	0.31%

(g)	Fair Value Measurements +

The following is a summary of the fair valuations according to the inputs used as of September 30, 2009 in valuing the Fund’s assets and liabilities:

Category ++	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 09/30/2009
California	$0	$16,980	$0	$16,980
Florida	0	13,891	0	13,891
Illinois	0	21,629	0	21,629
New York	0	15,269	0	15,269
Pennsylvania	0	16,420	0	16,420
Texas	0	26,458	0	26,458
Other Investments +++	89	154,801	0	154,890

Investments, at value	$89	$265,448	$0	$265,537

Financial Derivative Instruments ++++	$0	$0	$(734)	$(734)

Total	$89	$265,448	$(734)	$264,803

See Accompanying Notes	Semiannual Report	September 30, 2009	29

Schedule of Investments  High Yield Municipal Bond Fund  (Cont.)

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ending September 30, 2009:

Category ++	Beginning Balance at 03/31/2009	Net Purchases/ (Sales)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)	Net Transfers In/ (Out) of Level 3	Ending Balance at 09/30/2009	Net Change in Unrealized Appreciation/ (Depreciation) on investments held at 09/30/2009
Financial Derivative Instruments ++++	$(2,711)	$0	$0	$0	$1,977	$0	$(734)	$0

+	See note 2 in the Notes to Financial Statements for additional information.
++	Refer to the Schedule of Investments for additional information.
+++	Sum of all other categories each of which individually has an aggregate market value of less than 5% of net assets.
++++	Financial derivative instruments may include open futures contracts, swap contracts, written options, and foreign currency contracts.

(h)	Fair Value of Derivative Instruments ^

The following is a summary of the fair valuations of the Fund’s derivative instruments categorized by risk exposure:

Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of September 30, 2009:

	Derivatives not accounted for as hedging instruments
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Other Contracts	Total
Liabilities:
Unrealized depreciation on swap agreements	$0	$0	$734	$0	$0	$734

The Effect of Derivative Instruments on the Statement of Operations for the Six Months Ended September 30, 2009:

	Derivatives not accounted for as hedging instruments
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Other Contracts	Total
Realized (Loss) on Derivatives Recognized as a Result from Operations:
Net realized (loss) on futures contracts, written options and swaps	$0	$0	$(1,013)	$0	$0	$(1,013)

Net Change in Unrealized Appreciation on Derivatives Recognized as a Result from Operations:
Net change in unrealized appreciation on futures contracts, written options and swaps	$0	$0	$2,249	$0	$0	$2,249

^	See note 2 in the Notes to Financial Statements for additional information.

30	PIMCO Funds	See Accompanying Notes

Schedule of Investments Municipal Bond Fund	(Unaudited) September 30, 2009

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CORPORATE BONDS & NOTES 1.4%

American International Group, Inc.
4.250% due 05/15/2013	$600	$500
4.700% due 10/01/2010	1,400	1,352
4.950% due 03/20/2012	100	90
5.600% due 10/18/2016	100	74
8.175% due 05/15/2058	200	121
8.250% due 08/15/2018	900	766

JPMorgan Chase & Co.
7.900% due 04/29/2049	1,900	1,830

SLM Corp.
4.500% due 07/26/2010	1,500	1,458

Total Corporate Bonds & Notes (Cost $5,819)		6,191

MUNICIPAL BONDS & NOTES 97.2%

ALABAMA 1.2%

Alabama State 21st Century Authority Revenue Bonds, Series 2001
5.750% due 12/01/2018	2,295	2,364

Jefferson County, Alabama Limited Obligation Revenue Bonds, Series 2004
5.250% due 01/01/2019	3,300	2,806

		5,170

ALASKA 0.5%

Alaska State Housing Finance Corp. Revenue Bonds, (NPFGC Insured), Series 2002
5.250% due 06/01/2032	540	546

Anchorage, Alaska General Obligation Bonds, (NPFGC-FGIC Insured), Series 2006
5.000% due 10/01/2018	1,480	1,682

		2,228

ARIZONA 1.5%

Arizona State Salt River Project Agricultural Improvement and Power District Revenue Bonds, Series 2005
4.750% due 01/01/2035	500	519

Arizona State Salt Verde Financial Corp. Revenue Bonds, Series 2007
5.000% due 12/01/2037	6,000	5,589

Pima County, Arizona Industrial Development Authority Revenue Bonds, (HUD Insured), Series 1998
5.375% due 06/01/2010	455	462

		6,570

CALIFORNIA 15.1%

Anaheim, California Public Financing Authority Revenue Bonds, (FSA Insured), Series 1997
0.000% due 09/01/2035	4,000	750

California State Association of Bay Area Governments Finance Authority for Non-Profit Corp. Revenue Bonds, (CM Insured), Series 2003
5.200% due 11/15/2022	2,565	2,616

California State Department of Water Resources Revenue Notes, (NPFGC-IBC Insured), Series 2002
5.500% due 05/01/2012	1,000	1,103

California State General Obligation Bonds, Series 2007
5.000% due 06/01/2032	4,000	4,030

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

California State Health Facilities Financing Authority Revenue Bonds, Series 2008
5.125% due 07/01/2022	$7,800	$8,075
5.625% due 07/01/2032	3,200	3,273

California State Health Facilities Financing Authority Revenue Bonds, Series 2009
5.750% due 09/01/2039	1,000	1,038
6.000% due 07/01/2039	1,000	1,060

California State San Ramon Valley Unified School District General Obligation Bonds, (NPFGC-FGIC Insured), Series 1998
0.000% due 07/01/2018	2,385	1,669

Culver, California Redevelopment Agency Tax Allocation Bonds, (AMBAC Insured), Series 2005
5.000% due 11/01/2023	630	617

Foothill, California Eastern Transportation Corridor Agency Revenue Bonds, (NPFGC-IBC Insured), Series 1999
5.875% due 01/15/2026	1,565	1,596

Foothill, California Eastern Transportation Corridor Agency Revenue Bonds, Series 1995
0.000% due 01/01/2026	1,000	527

Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2003
6.250% due 06/01/2033	18,690	20,844

Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2007
5.000% due 06/01/2033	5,000	4,325

Imperial, California Community College District General Obligation Bonds, (XLCA Insured), Series 2006
0.000% due 08/01/2031	3,010	770

Indian Wells, California Redevelopment Agency Tax Allocation Bonds, (AMBAC Insured), Series 2006
4.750% due 09/01/2034	3,850	3,719

Morgan Hill, California Unified School District General Obligation Notes, (AMBAC Insured), Series 2006
0.000% due 08/01/2015	2,890	2,347
0.000% due 08/01/2016	1,400	1,073

Poway, California Unified School District Special Tax Bonds, Series 2005
4.700% due 09/01/2016	940	957
4.800% due 09/01/2017	875	887

Poway, California Unified School District Special Tax Notes, Series 2005
4.600% due 09/01/2015	420	432

Southern California State Public Power Authority Revenue Bonds, Series 2007
5.250% due 11/01/2020	4,000	4,150

University of California Revenue Bonds, (FSA Insured), Series 2005
5.000% due 05/15/2016	1,500	1,676

		67,534

COLORADO 2.6%

Colorado State Health Facilities Authority Revenue Bonds, (FSA Insured), Series 2003
5.500% due 05/15/2030	1,375	1,480

Colorado State Health Facilities Authority Revenue Bonds, Series 2006
5.250% due 06/01/2036	1,000	986

Colorado State Housing & Finance Authority Revenue Bonds, (FHA/VA Insured), Series 2000
5.700% due 10/01/2022	25	26

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Colorado State Housing & Finance Authority Revenue Bonds, Series 2000
6.700% due 10/01/2016	$10	$10
6.750% due 04/01/2015	40	40

Colorado State Public Authority for Energy Revenue Bonds, Series 2008
6.500% due 11/15/2038	6,500	7,264

Denver, Colorado City & County Certificates of Participation Bonds, Series 2008
0.270% due 12/01/2029	1,200	1,200

Mesa State College of Colorado Revenue Notes, Series 2009
3.000% due 05/15/2013 (b)	370	390

		11,396

DISTRICT OF COLUMBIA 1.6%

District of Columbia Metropolitan Airports Authority Revenue Bonds, Series 2009
0.300% due 10/01/2039	200	200

District of Columbia Revenue Bonds, (NPFGC-FGIC Insured), Series 2006
5.000% due 02/01/2035	7,085	6,401

District of Columbia Revenue Notes, Series 2009
5.000% due 04/01/2019	400	433

		7,034

FLORIDA 6.7%

Florida State Board of Education General Obligation Bonds, (ST-GTD Insured), Series 2005
4.750% due 06/01/2035	1,270	1,301

Florida State JEA Water & Sewer System Revenue Bonds, (NPFGC Insured), Series 2006
1.010% due 10/01/2020	5,000	4,149

Florida State JEA Water & Sewer System Revenue Notes, Series 2009
5.000% due 10/01/2016	2,500	2,874

Florida State Keys Aqueduct Authority Revenue Bonds, (NPFGC-FGIC Insured), Series 2007
5.000% due 09/01/2037	2,765	2,816

Florida State Municipal Power Agency Revenue Bonds, Series 2008
0.300% due 10/01/2035	1,700	1,700

Miami-Dade County, Florida Revenue Bonds, (NPFGC Insured), Series 2005
5.000% due 10/01/2035	10,200	10,305

Miami-Dade County, Florida Revenue Bonds, Series 2009
5.500% due 10/01/2036	1,000	1,041

Orange County, Florida Health Facilities Authority Revenue Bonds, (NPFGC Insured), Series 1996
6.250% due 10/01/2011	290	313

Sarasota County, Florida Public Hospital Board Revenue Bonds, (NPFGC Insured), Series 1997
6.556% due 10/01/2021	5,000	4,440

Tampa, Florida Guaranteed Entitlement Revenue Bonds, (AMBAC Insured), Series 2001
6.000% due 10/01/2018	800	841

		29,780

GEORGIA 1.0%

Atlanta, Georgia Downtown Development Authority Revenue Notes, (AGC Insured), Series 2009
4.000% due 07/01/2011	1,000	1,038

See Accompanying Notes	Semiannual Report	September 30, 2009	31

Schedule of Investments  Municipal Bond Fund  (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Georgia State Main Street Natural Gas, Inc. Revenue Bonds, Series 2008
6.250% due 07/15/2028 (a)	$1,000	$460

Georgia State Main Street Natural Gas, Inc. Revenue Notes, Series 2007
5.000% due 03/15/2010	2,800	2,820

Georgia State Municipal Electric Authority Revenue Bonds, (NPFGC-IBC Insured), Series 1997
6.500% due 01/01/2012	125	132

		4,450

HAWAII 0.1%

Hawaii State General Obligation Notes, Series 2009
5.000% due 06/01/2017	300	352

ILLINOIS 6.7%

Chicago, Illinois Board of Education General Obligation Bonds, (NPFGC-FGIC Insured), Series 1998
0.000% due 12/01/2020	1,000	608

Chicago, Illinois Board of Education General Obligation Bonds, (NPFGC-FGIC Insured), Series 1999
0.000% due 12/01/2031	1,000	296

Chicago, Illinois General Obligation Bonds, (NPFGC Insured), Series 2001
0.000% due 01/01/2020 (c)	1,290	1,357

Chicago, Illinois O'Hare International Airport Revenue Bonds, (NPFGC-FGIC Insured), Series 2005
5.250% due 01/01/2023	5,000	5,268

Chicago, Illinois Waste & Water Revenue Bonds, (NPFGC Insured), Series 1998
0.000% due 01/01/2021	2,000	1,258

Cook County, Illinois Community School District No. 97-Oak Park General Obligation Bonds, (NPFGC-FGIC Insured), Series 1999
9.000% due 12/01/2012	1,000	1,211

Cook County, Illinois School District No. 122-Oak Lawn General Obligation Bonds, (NPFGC-FGIC Insured), Series 2000
0.000% due 12/01/2016	2,570	2,058

Cook County, Illinois Township High School District No. 225-Northfield General Obligation Bonds, Series 2002
0.000% due 12/01/2012	135	126
0.000% due 12/01/2014	255	219
0.000% due 12/01/2015	1,885	1,551

Cook County, Illinois Township High School District No. 225-Northfield General Obligation Notes, Series 2002
0.000% due 12/01/2011	125	120

Cook, Kane, Lake & McHenry Counties, Illinois Community College District No. 512 General Obligation Bonds, Series 2009
5.000% due 12/01/2019	150	175

Illinois State Finance Authority Revenue Bonds, (AMBAC Insured), Series 2004
5.000% due 11/15/2023	3,935	3,620

Illinois State Health Facilities Authority Revenue Bonds, (NPFGC Insured), Series 1992
6.250% due 09/01/2021	695	864

Kane, McHenry, Cook & De Kalb Counties, Illinois Unit School District No. 300 General Obligation Bonds, (AMBAC Insured), Series 2002
0.000% due 12/01/2020	1,290	806

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Kendall, Kane & Will Counties, Illinois Community Unit School District No. 308 General Obligation Notes, (FSA Insured), Series 2003
0.000% due 10/01/2012	$3,000	$2,791

Lake County, Illinois Community High School District No. 127-Grayslake General Obligation Bonds, (NPFGC-FGIC Insured), Series 2002
0.000% due 02/01/2017	5,420	4,253

Northern Illinois State Municipal Power Agency Revenue Bonds, (NPFGC Insured), Series 2007
5.000% due 01/01/2018	1,000	1,104

Will County, Illinois Community Unit School District No. 365 Valley View General Obligation Bonds, (FSA Insured), Series 2002
0.000% due 11/01/2019	3,400	2,250

		29,935

INDIANA 4.2%

Danville, Indiana Multi-School Building Corp. Revenue Bonds, (FSA Insured), Series 2001
4.400% due 01/15/2012	170	176
4.500% due 01/15/2013	190	196
4.650% due 01/15/2014	210	216
4.750% due 01/15/2015	235	241
4.850% due 01/15/2016	295	302

Danville, Indiana Multi-School Building Corp. Revenue Notes, (FSA Insured), Series 2001
4.250% due 07/15/2011	290	301
5.000% due 07/15/2010	180	183

Indiana State Development Finance Authority Revenue Bonds, Series 2005
5.000% due 06/01/2022	1,590	1,704

Indiana State Health & Educational Facilities Financing Authority Revenue Bonds, Series 2006
5.250% due 02/15/2040	5,000	4,903

Indiana State IPS Multi-School Building Corp. Revenue Bonds, (NPFGC Insured), Series 2007
3.000% due 01/15/2026	6,800	5,576

Indiana State Tri-Creek School Building Corp. Revenue Bonds, (FSA Insured), Series 2007
4.250% due 07/15/2020	1,000	1,042

Indianapolis, Indiana Local Public Improvement Revenue Bonds, Series 1992
6.750% due 02/01/2014	1,000	1,109

Indianapolis, Indiana Local Public Improvement Revenue Notes, (AGC Insured), Series 2009
5.000% due 01/01/2019	500	581

Mishawaka, Indiana School Building Corp. Revenue Bonds, (FSA Insured), Series 2006
4.250% due 01/15/2026	1,325	1,345

South Bend, Indiana Redevelopment Authority Revenue Bonds, Series 2000
5.100% due 02/01/2011	405	421
5.200% due 02/01/2012	230	239
5.500% due 02/01/2015	180	186

		18,721

KANSAS 0.2%

Kansas State Development Finance Authority Revenue Bonds, Series 2009
5.750% due 11/15/2038	500	539

Lenexa, Kansas Revenue Notes, Series 2007
5.125% due 05/15/2015	575	528

		1,067

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
KENTUCKY 0.1%

Kentucky State Development Finance Authority Hospital Revenue Bonds, Series 1989
6.000% due 10/01/2019	$605	$605

LOUISIANA 1.9%

Louisiana State General Obligation Bonds, (NPFGC-FGIC Insured), Series 2002
5.000% due 04/01/2019	270	286

Louisiana State Local Government Environmental Facilities & Community Development Authority Revenue Bonds, (NPFGC Insured), Series 2000
5.700% due 01/01/2010	25	25

Louisiana State Tobacco Settlement Financing Corp. Revenue Bonds, Series 2001
5.875% due 05/15/2039	8,430	8,115

		8,426

MARYLAND 0.8%

Maryland State Health & Higher Educational Facilities Authority Revenue Bonds, Series 2007
5.000% due 07/01/2027	4,000	3,571

MASSACHUSETTS 2.2%

Massachusetts State Development Finance Agency Revenue Bonds, (ACA Insured), Series 2005
5.000% due 03/01/2035	1,000	858

Massachusetts State General Obligation Bonds, (FSA Insured), Series 2006
0.000% due 11/01/2019	5,090	4,465
0.000% due 11/01/2020	2,595	2,246

Massachusetts State Health & Educational Facilities Authority Revenue Bonds, Series 2001
6.000% due 07/01/2014	500	535

Massachusetts State Revenue Bonds, (NPFGC-FGIC Insured), Series 2004
6.783% due 01/01/2017	1,000	949
6.823% due 01/01/2016	750	723

		9,776

MICHIGAN 0.9%

Michigan State Building Authority Revenue Bonds, (FSA-CR/FGIC Insured), Series 2006
0.000% due 10/15/2023	3,400	1,694

Michigan State Hospital Finance Authority Revenue Bonds, Series 1999
6.125% due 11/15/2026	50	51

Michigan State Public Power Agency Revenue Bonds, (AMBAC Insured), Series 2001
5.250% due 01/01/2015	1,000	1,050

Michigan State Tobacco Settlement Finance Authority Revenue Bonds, Series 2007
5.125% due 06/01/2022	1,350	1,246

		4,041

MINNESOTA 0.5%

St. Cloud, Minnesota Revenue Bonds, (AGC Insured), Series 2008
5.500% due 05/01/2039	2,000	2,113

MISSOURI 1.2%

Lee's Summit, Missouri Strother Interchange Transportation Development District Revenue Bonds, Series 2006
5.000% due 05/01/2024	500	398

32	PIMCO Funds	See Accompanying Notes

(Unaudited) September 30, 2009

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Missouri State Development Finance Board Revenue Bonds, Series 2007
5.000% due 11/01/2022	$2,000	$1,805

Missouri State Development Finance Board Revenue Notes, Series 2007
5.000% due 11/01/2014	1,035	1,033
5.000% due 11/01/2015	540	532

Missouri State Environmental Improvement & Energy Resources Revenue Bonds, Series 2000
5.750% due 07/01/2014	350	362

Missouri State Housing Development Commission Revenue Bonds, (FHA Insured), Series 2001
5.250% due 12/01/2016	275	282

St. Louis County, Missouri Industrial Development Authority Revenue Bonds, Series 2005
5.000% due 11/01/2024	1,250	1,013

		5,425

NEW HAMPSHIRE 0.2%

New Hampshire State Health & Education Facilities Authority Revenue Bonds, Series 2007
0.300% due 06/01/2041	700	700

NEW JERSEY 3.5%

Camden County, New Jersey Improvement Authority Revenue Notes, Series 2005
5.250% due 02/15/2010	570	573

New Jersey State Economic Development Authority Revenue Bonds, Series 1998
5.600% due 01/01/2012	630	621
6.000% due 11/01/2028	3,500	2,484
6.500% due 04/01/2018	665	644
6.500% due 04/01/2031	2,115	1,836

New Jersey State Economic Development Authority Revenue Bonds, Series 1999
6.625% due 09/15/2012	3,500	3,476

New Jersey State General Obligation Bonds, Series 1992
6.000% due 02/15/2011	510	547

New Jersey State Tobacco Settlement Financing Corp. Revenue Bonds, Series 2007
5.000% due 06/01/2041	7,350	5,562

		15,743

NEW MEXICO 1.2%

New Mexico State Mortgage Finance Authority Revenue Bonds, (GNMA/FNMA/FHLMC Insured), Series 2008
5.000% due 07/01/2025	5,000	5,358

NEW YORK 8.5%

Arlington, New York Central School District General Obligation Notes, Series 2009
3.000% due 05/15/2011	780	808

Long Island, New York Power Authority Revenue Notes, (NPFGC Insured), Series 2006
0.000% due 09/01/2015	3,000	2,585

New York City, New York General Obligation Bonds, (NPFGC Insured), Series 2001
5.250% due 11/01/2015	2,000	2,167

New York City, New York General Obligation Bonds, Series 2007
5.000% due 10/01/2019	4,300	4,851

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

New York City, New York Industrial Development Agency Revenue Bonds, (FGIC Insured), Series 2006
0.000% due 03/01/2020	$3,900	$2,866
0.000% due 03/01/2022	4,000	2,767
5.000% due 03/01/2031	5,290	5,299

New York City, New York Industrial Development Agency Revenue Bonds, (NPFGC Insured), Series 2006
0.000% due 03/01/2023	4,000	2,679

New York City, New York Transitional Finance Authority Revenue Bonds, Series 2002
5.250% due 02/01/2029	3,000	3,159

New York State Dormitory Authority Revenue Bonds, (ACA Insured), Series 2000
5.850% due 07/01/2010	220	221

New York State Dormitory Authority Revenue Bonds, (FHA Insured), Series 2004
6.250% due 08/15/2015	1,815	1,937

New York State Dormitory Authority Revenue Bonds, Series 2002
6.000% due 11/15/2029	3,800	4,170

New York State Metropolitan Transportation Authority Revenue Notes, (NPFGC-FGIC Insured), Series 2002
5.250% due 01/01/2011	1,250	1,309

New York State Port Authority of New York & New Jersey Revenue Bonds, Series 2006
5.000% due 07/15/2021	150	166

New York State Urban Development Corp. Revenue Bonds, Series 2002
5.500% due 01/01/2017	2,790	2,935

		37,919

NORTH CAROLINA 1.1%

Catawba, North Carolina Municipal Power Agency No. 1 Revenue Bonds, Series 2008
5.250% due 01/01/2020	1,800	2,021

Durham, North Carolina General Obligation Bonds, Series 2002
5.000% due 04/01/2021	550	585

North Carolina State Eastern Municipal Power Agency Revenue Bonds, Series 2009
5.000% due 01/01/2026 (b)	1,000	1,054

North Carolina State Eastern Municipal Power Agency Revenue Notes, Series 2009
5.000% due 01/01/2017 (b)	1,000	1,098

		4,758

OHIO 3.4%

Ohio State American Municipal Power, Inc. Revenue Notes, Series 2007
5.000% due 02/01/2013	4,500	4,740

Ohio State Buckeye Tobacco Settlement Financing Authority Revenue Bonds, Series 2007
5.750% due 06/01/2034	450	422
5.875% due 06/01/2047	6,600	5,362

Ohio State Building Authority Revenue Bonds, Series 2009
5.000% due 10/01/2020	140	161

Ohio State General Obligation Bonds, Series 2009
5.000% due 08/01/2020	3,145	3,736

Ohio State Turnpike Commission Revenue Notes, Series 2009
5.000% due 02/15/2013	700	771

		15,192

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
PENNSYLVANIA 2.1%

Allegheny County, Pennsylvania Hospital Development Authority Revenue Notes, Series 2005
4.500% due 04/01/2015	$790	$764

Dauphin County, Pennsylvania General Obligation Notes, Series 2009
3.500% due 11/15/2012 (b)	300	320

Pennsylvania State General Obligation Bonds, Series 2009
5.000% due 04/15/2020	5,000	5,873

Pennsylvania State Higher Educational Facilities Authority Revenue Notes, Series 2009
5.000% due 08/01/2017	1,500	1,733

Philadelphia, Pennsylvania Hospitals & Higher Education Facilities Authority Revenue Bonds, Series 2007
5.000% due 07/01/2022	1,000	921

		9,611

PUERTO RICO 1.9%

Commonwealth of Puerto Rico General Obligation Bonds, (AGC Insured), Series 2006
0.263% due 07/01/2019	3,000	2,225

Puerto Rico Children's Trust Fund Revenue Bonds, Series 2000
6.000% due 07/01/2026	150	156

Puerto Rico Sales Tax Financing Corp. Revenue Bonds, (AMBAC Insured), Series 2007
0.000% due 08/01/2047	50,000	5,606
0.000% due 08/01/2054	9,200	688

		8,675

RHODE ISLAND 1.3%

Rhode Island State Tobacco Settlement Financing Corp. Revenue Bonds, Series 2002
6.250% due 06/01/2042	6,025	5,901

SOUTH CAROLINA 0.8%

Greenville County, South Carolina School District Revenue Bonds, (FSA Insured), Series 2006
5.000% due 12/01/2020	2,395	2,648

South Carolina State Jobs-Economic Development Authority Revenue Bonds, (AGC Insured), Series 2009
5.500% due 02/01/2038	1,000	1,060

		3,708

TENNESSEE 3.1%

Tennessee State Energy Acquisition Corp. Revenue Bonds, Series 2006
5.000% due 02/01/2023	7,800	7,658
5.000% due 02/01/2024	1,400	1,366
5.000% due 02/01/2027	5,000	4,815

		13,839

TEXAS 12.8%

Bastrop, Texas Independent School District General Obligation Bonds, (PSF-GTD Insured), Series 2002
5.650% due 02/15/2035	90	95

Bexar County, Texas Multi-Family Housing Finance Corp. Revenue Bonds, Series 2001
4.875% due 06/15/2011	285	290

See Accompanying Notes	Semiannual Report	September 30, 2009	33

Schedule of Investments  Municipal Bond Fund  (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Birdville, Texas Independent School District General Obligation Bonds, (PSF-GTD Insured), Series 2007
0.000% due 02/15/2024	$2,260	$1,205

Fort Bend County, Texas General Obligation Bonds, (NPFGC Insured), Series 2007
4.750% due 03/01/2031	400	414

Godley, Texas Independent School District General Obligation Bonds, (PSF-GTD Insured), Series 2008
5.250% due 02/15/2028	3,000	3,302

Harris County, Texas Cultural Education Facilities Finance Corp. Revenue Notes, Series 2009
5.000% due 06/01/2012	4,000	4,369

Houston, Texas Airport Systems Revenue Bonds, Series 2001
6.750% due 07/01/2029	1,000	986

Houston, Texas Higher Education Finance Corp. Revenue Bonds, Series 2007
4.750% due 05/15/2037	165	173

Houston, Texas Revenue Bonds, (NPFGC-FGIC Insured), Series 1998
5.000% due 07/01/2025	5,000	4,830

Houston, Texas Water & Sewer System Revenue Bonds, (FSA Insured), Series 2001
5.500% due 12/01/2017	1,000	1,082

Midlothian, Texas Independent School District General Obligation Bonds, (PSF-GTD Insured), Series 1999
0.000% due 02/15/2018	20	12

North Central Texas State Health Facility Development Corp. Revenue Bonds, (AMBAC Insured), Series 2002
5.500% due 08/15/2017	1,000	1,075

North Texas State Health Facilities Development Corp. Revenue Bonds, (FSA Insured), Series 2007
5.000% due 09/01/2020	895	946

Springtown, Texas Independent School District, General Obligation Bonds, (PSF-GTD Insured), Series 2008
5.000% due 02/15/2033	10,160	10,928

Tarrant County, Texas Cultural Education Facilities Finance Corp. Revenue Bonds, Series 2007
5.000% due 02/15/2026	3,425	3,520

Tarrant County, Texas Cultural Education Facilities Finance Corp. Revenue Bonds, Series 2009
6.250% due 11/15/2029	1,500	1,629

Texas State Alliance Airport Authority Revenue Bonds, Series 2006
4.850% due 04/01/2021	1,000	947

Texas State Leander Independent School District General Obligation Bonds, (NPFGC-FGIC Insured), Series 2005
0.000% due 08/15/2023	1,195	602

Texas State Lower Colorado River Authority Revenue Bonds, (NPFGC Insured), Series 2006
4.750% due 05/15/2029	8,000	8,067

Texas State Lower Colorado River Authority Revenue Bonds, Series 2009
5.000% due 05/15/2023	800	869

Texas State Municipal Gas Acquisition & Supply Corp. I Revenue Bonds, Series 2006
5.250% due 12/15/2021	2,150	2,189

Texas State Municipal Gas Acquisition & Supply Corp. I Revenue Notes, Series 2006
5.000% due 12/15/2011	850	876

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Texas State Sabine River Authority Revenue Bonds, Series 2001
5.500% due 05/01/2022	$1,000	$857

Texas State Transportation Commission Revenue Bonds, Series 2006
4.750% due 04/01/2024	5,020	5,400

Travis County, Texas Health Facilities Development Corp. Revenue Bonds, Series 1993
6.000% due 11/15/2022 (f)	1,400	1,643

Waxahachie, Texas Independent School District General Obligation Bonds, (PSF-GTD Insured), Series 2002
0.000% due 08/15/2022	1,000	624

Williamson County, Texas General Obligation Bonds, (NPFGC Insured), Series 2005
5.250% due 02/15/2018	150	176

		57,106

UTAH 0.4%

Park City, Utah Revenue Notes, Series 2009
4.000% due 06/15/2010	330	338
4.000% due 06/15/2011	585	616

Utah State Intermountain Power Agency Revenue Bonds, (AMBAC Insured), Series 1993
0.000% due 07/01/2017	1,000	768

		1,722

VIRGIN ISLANDS 0.3%

Virgin Islands Public Finance Authority Revenue Bonds, Series 2003
6.125% due 07/01/2022	1,500	1,533

VIRGINIA 1.3%

Virginia State Housing Development Authority Revenue Bonds, (NPFGC Insured), Series 2001
5.350% due 07/01/2031	1,000	1,010

Virginia State Public Building Authority Revenue Bonds, Series 2009
5.000% due 08/01/2019	4,030	4,832

		5,842

WASHINGTON 4.1%

King County, Washington Public Hospital District No. 1 General Obligation Bonds, Series 2008
5.250% due 12/01/2028	2,500	2,729

Snohomish County, Washington School District No. 2 Everett General Obligation Bonds, (NPFGC-FGIC Insured), Series 2006
5.000% due 12/01/2017	1,845	2,123

Washington State General Obligation Bonds, (AMBAC Insured), Series 2004
0.000% due 12/01/2019	2,520	1,733

Washington State General Obligation Notes, (AMBAC Insured), Series 2004
0.000% due 12/01/2011	5,435	5,248

Washington State Tobacco Settlement Authority Revenue Bonds, Series 2002
6.625% due 06/01/2032	5,000	4,928

Yakima County, Washington School District No. 208 General Obligation Bonds, (FSA Insured), Series 2007
5.000% due 12/01/2023	1,220	1,340

		18,101

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
WISCONSIN 2.2%

South Milwaukee, Wisconsin School District General Obligation Notes, (NPFGC-FGIC Insured), Series 2002
3.750% due 04/01/2011	$385	$401

Wisconsin State Clean Water Revenue Bonds, Series 2002
5.000% due 06/01/2018	100	106
5.000% due 06/01/2019	100	106
5.000% due 06/01/2020	100	105
5.100% due 06/01/2021	100	105
5.100% due 06/01/2022	100	105
5.100% due 06/01/2023	100	105

Wisconsin State General Obligation Notes, Series 2008
4.750% due 05/01/2018	5,000	5,352

Wisconsin State Health & Educational Facilities Authority Revenue Bonds, Series 2009
6.625% due 02/15/2032	580	610

Wisconsin State Housing & Economic Development Authority Revenue Bonds, (NPFGC Insured), Series 2002
4.700% due 11/01/2012	315	321
5.350% due 11/01/2022	1,210	1,243

Wisconsin State Housing & Economic Development Authority Revenue Notes, (NPFGC Insured), Series 2002
4.700% due 05/01/2012	1,175	1,193

		9,752

Total Municipal Bonds & Notes (Cost $434,602)		433,654

MORTGAGE-BACKED SECURITIES 1.0%

Countrywide Alternative Loan Trust
2.401% due 11/25/2035	2,342	1,143
2.941% due 11/25/2035	2,539	1,342

Residential Accredit Loans, Inc.
0.396% due 02/25/2047	4,643	1,984

Total Mortgage-Backed Securities (Cost $5,926)		4,469

SHORT-TERM INSTRUMENTS 0.4%

U.S. TREASURY BILLS 0.4%
0.260% due 02/25/2010 (d)	1,610	1,608

Total Short-Term Instruments (Cost $1,608)		1,608

Total Investments 100.0% (Cost $447,955)		$445,922

Other Assets and Liabilities (Net) 0.0%		49

Net Assets 100.0%		$445,971

34	PIMCO Funds	See Accompanying Notes

(Unaudited) September 30, 2009

Notes to Schedule of Investments (amounts in thousands*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Security is in default.
(b)	When-Issued security.
(c)	Security becomes interest bearing at a future date.
(d)	Securities with an aggregate market value of $1,608 have been pledged as collateral for swap and swaption contracts on September 30, 2009.
(e)	Swap agreements outstanding on September 30, 2009:

Credit Default Swaps on Corporate, Sovereign, and U.S. Municipal Issues - Sell Protection (1)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at September 30, 2009 (2)	Notional Amount (3)	Market Value	Upfront Premiums Paid/(Received)	Unrealized (Depreciation)
Arizona State Salt River Project Agricultural Improvement and Power District Revenue Bonds, Series 2008	GSC	0.530%	06/20/2018	1.180%	$ 5,000	$(204)	$0	$(204)
Bay Area, California Toll Authority Revenue Bonds, Series 2006	GSC	0.700%	06/20/2018	1.480%	5,000	(230)	0	(230)
Los Angeles, California Department of Water & Power Revenue Bonds, Series 2001	GSC	0.640%	06/20/2018	1.280%	5,000	(197)	0	(197)
New York State Metropolitan Transportation Authority Revenue Bonds, Series 2005	GSC	0.650%	06/20/2018	1.880%	5,000	(339)	0	(339)
San Antonio, Texas Revenue Bonds, Series 2005	GSC	0.700%	06/20/2018	1.180%	5,000	(150)	0	(150)
Utah State Intermountain Power Agency Revenue Bonds, Series 2008	GSC	0.880%	06/20/2018	1.380%	5,000	(150)	0	(150)
Washington State Energy Northwest Revenue Notes, Series 2008	GSC	0.700%	06/20/2018	1.580%	5,000	(256)	0	(256)

						$(1,526)	$0	$(1,526)

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, U.S. municipal issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(f)	Restricted securities as of September 30, 2009:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Travis County, Texas Health Facilities Development Corp. Revenue Bonds, Series 1993	6.000%	11/15/2022	09/20/2002	$1,491	$1,643	0.37%

(g)	Fair Value Measurements +

The following is a summary of the fair valuations according to the inputs used as of September 30, 2009 in valuing the Fund’s assets and liabilities:

Category ++	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 09/30/2009
California	$0	$67,534	$0	$67,534
Florida	0	29,780	0	29,780
Illinois	0	29,935	0	29,935
New York	0	37,919	0	37,919
Texas	0	56,237	869	57,106
Other Investments +++	0	223,648	0	223,648

Investments, at value	$0	$445,053	$869	$445,922

Financial Derivative Instruments ++++	$0	$0	$(1,526)	$(1,526)

Total	$0	$445,053	$(657)	$444,396

See Accompanying Notes	Semiannual Report	September 30, 2009	35

Schedule of Investments  Municipal Bond Fund  (Cont.)

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ending September 30, 2009:

Category ++	Beginning Balance at 03/31/2009	Net Purchases/ (Sales)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)	Net Transfers In/ (Out) of Level 3	Ending Balance at 09/30/2009	Net Change in Unrealized Appreciation/ (Depreciation) on investments held at 09/30/2009
Texas	$0	$875	$0	$0	$(6)	$0	$869	$(6)

Financial Derivative Instruments ++++	$(12,606)	$0	$0	$0	$11,080	$0	$(1,526)	$0

Total	$(12,606)	$875	$0	$0	$11,074	$0	$(657)	$(6)

+	See note 2 in the Notes to Financial Statements for additional information.
++	Refer to the Schedule of Investments for additional information.
+++	Sum of all other categories each of which individually has an aggregate market value of less than 5% of net assets.
++++	Financial derivative instruments may include open futures contracts, swap contracts, written options, and foreign currency contracts.

(h)	Fair Value of Derivative Instruments ^

The following is a summary of the fair valuations of the Fund’s derivative instruments categorized by risk exposure:

Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of September 30, 2009:

	Derivatives not accounted for as hedging instruments
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Other Contracts	Total
Liabilities:
Unrealized depreciation on swap agreements	$0	$0	$1,526	$0	$0	$1,526

The Effect of Derivative Instruments on the Statement of Operations for the Six Months Ended September 30, 2009:

	Derivatives not accounted for as hedging instruments
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Other Contracts	Total
Realized (Loss) on Derivatives Recognized as a Result from Operations:
Net realized (loss) on futures contracts, written options and swaps	$0	$0	$(8,223)	$0	$0	$(8,223)

Net Change in Unrealized Appreciation on Derivatives Recognized as a Result from Operations:
Net change in unrealized appreciation on futures contracts, written options and swaps	$0	$0	$12,603	$0	$0	$12,603

^	See note 2 in the Notes to Financial Statements for additional information.

36	PIMCO Funds	See Accompanying Notes

Schedule of Investments MuniGO Fund	(Unaudited) September 30, 2009

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MUNICIPAL BONDS & NOTES 100.6%

ALABAMA 3.4%

Alabama State General Obligation Bonds, (FSA Insured), Series 2007
5.000% due 08/01/2017	$730	$861

ARIZONA 3.2%

Mesa, Arizona General Obligation Bonds, (NPFGC-FGIC Insured), Series 2004
5.000% due 07/01/2018	700	805

CALIFORNIA 14.9%

California State William S. Hart Union High School District General Obligation Notes, Series 2009
4.000% due 08/01/2017	100	105

Escondido, California Union High School District General Obligation Bonds, (AGC Insured), Series 2009
0.000% due 08/01/2022	1,000	528

Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2003
6.750% due 06/01/2039	200	237

Los Angeles, California Unified School District General Obligation Bonds, (FSA Insured), Series 2007
4.500% due 07/01/2024	500	515

Morgan Hill, California Unified School District General Obligation Notes, (AMBAC Insured), Series 2006
0.000% due 08/01/2014	500	428

Napa Valley, California Unified School District General Obligation Notes, Series 2009
5.500% due 08/01/2018	125	150
5.500% due 08/01/2019	150	181

Nevada, California Union High School District General Obligation Notes, (AGC Insured), Series 2009
5.000% due 08/01/2019	525	603

San Bernardino, California Community College District General Obligation Notes, Series 2009
0.000% due 08/01/2016	320	239

San Joaquin, California Hills Transportation Corridor Agency Revenue Bonds, Series 1993
0.000% due 01/01/2014	300	275

San Rafael, California City High School District General Obligation Bonds, (FSA Insured), Series 2002
5.000% due 08/01/2027	325	338

Whittier, California Union High School District General Obligation Bonds, Series 2009
0.000% due 08/01/2025 (a)	500	202

		3,801

COLORADO 1.2%

Dawson Ridge, Colorado Metropolitan District No. 1 General Obligation Bonds, Series 1992
0.000% due 10/01/2022	500	302

CONNECTICUT 0.6%

East Lyme, Connecticut General Obligation Notes, Series 2009
4.000% due 07/15/2017	150	158

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
FLORIDA 6.8%

Florida State Board of Education General Obligation Bonds, Series 2008
5.000% due 06/01/2020	$500	$568

Florida State Board of Education General Obligation Notes, Series 2009
5.000% due 06/01/2018	500	583
5.000% due 06/01/2019 (a)	500	585

		1,736

GEORGIA 3.4%

Douglasville, Georgia General Obligation Notes, (AGC Insured), Series 2009
5.000% due 02/01/2019	590	689

Georgia State General Obligation Bonds, Series 2007
5.000% due 12/01/2018	150	178

		867

ILLINOIS 5.9%

Chicago, Illinois Board of Education General Obligation Bonds, (AGC Insured), Series 2009
5.000% due 12/01/2019	500	560

Chicago, Illinois Board of Education General Obligation Bonds, (FSA Insured), Series 2006
4.750% due 12/01/2031	500	521

Chicago, Illinois General Obligation Bonds, Series 2003
0.270% due 01/01/2034	200	200

Chicago, Illinois General Obligation Bonds, Series 2008
5.250% due 01/01/2021	100	116

Cook County, Illinois General Obligation Bonds, (AMBAC Insured), Series 2004
5.000% due 11/15/2017	100	111

		1,508

MASSACHUSETTS 1.9%

Massachusetts State General Obligation Bonds, (NPFGC-FGIC Insured), Series 2001
5.500% due 11/01/2019	150	185

Massachusetts State General Obligation Bonds, Series 2002
5.500% due 08/01/2018	250	306

		491

MINNESOTA 4.7%

Minnesota State General Obligation Bonds, Series 2006
5.000% due 11/01/2016	500	594

Minnesota State General Obligation Bonds, Series 2009
5.000% due 08/01/2020	500	600

		1,194

MISSISSIPPI 0.6%

Mississippi State General Obligation Bonds, Series 2002
5.500% due 12/01/2018	125	151

MONTANA 1.0%

Yellowstone County, Montana Revenue Bonds, Series 2009
5.250% due 09/01/2034	250	262

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NEVADA 2.6%

Clark County, Nevada School District General Obligation Bonds, (NPFGC-FGIC Insured), Series 2007
5.000% due 06/15/2021	$500	$556

Clark County, Nevada School District General Obligation Notes, (NPFGC-FGIC Insured), Series 2005
5.000% due 06/15/2013	100	111

		667

NEW HAMPSHIRE 0.8%

New Hampshire State Health & Education Facilities Authority Revenue Bonds, Series 2007
0.280% due 06/01/2031	200	200

NEW YORK 3.3%

Monroe County, New York General Obligation Notes, (AGC Insured), Series 2009
4.000% due 06/01/2012	100	105

New York City, New York General Obligation Bonds, Series 2008
5.250% due 09/01/2020	150	174

New York State Dormitory Authority Revenue Bonds, Series 2008
0.300% due 07/01/2037	200	200

Somers, New York Central School District General Obligation Notes, Series 2009
5.000% due 07/15/2019	300	358

		837

OHIO 5.3%

Cincinnati, Ohio General Obligation Bonds, Series 2009
5.000% due 12/01/2020	150	174

Dayton, Ohio General Obligation Bonds, Series 2009
5.000% due 12/01/2019	500	571

Ohio State General Obligation Bonds, Series 2002
5.500% due 02/01/2020	500	614

		1,359

OREGON 3.3%

Washington County, Oregon School District No. 1 West Union General Obligation Bonds, (NPFGC-FGIC Insured), Series 2005
5.250% due 06/15/2018	700	837

PENNSYLVANIA 5.8%

Lancaster County, Pennsylvania General Obligation Bonds, Series 2009
5.000% due 11/01/2019	600	703

Pennsylvania State General Obligation Notes, Series 2009
5.000% due 04/15/2018	650	769

		1,472

SOUTH CAROLINA 6.0%

Charleston County, South Carolina General Obligation Notes, Series 2009
5.500% due 08/01/2019	500	625

Fort Mill, South Carolina School District No. 4 General Obligation Bonds, Series 2009
5.000% due 03/01/2021	780	908

		1,533

See Accompanying Notes	Semiannual Report	September 30, 2009	37

Schedule of Investments  MuniGO Fund  (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
TENNESSEE 3.3%

Memphis, Tennessee General Obligation Bonds, (NPFGC Insured), Series 2005
5.250% due 10/01/2018	$700	$831

TEXAS 11.1%

Carroll, Texas Independent School District General Obligation Notes, Series 2009
5.250% due 02/15/2019	500	591

Dallas, Texas Independent School District General Obligation Notes, Series 2009
5.000% due 02/15/2014	150	166

Harris County, Texas General Obligation Bonds, Series 2008
5.000% due 10/01/2019	500	587

Houston, Texas Airport Systems General Obligation Bonds, Series 1998
5.500% due 03/01/2017	500	595

Houston, Texas Airport Systems Revenue Bonds, (FSA Insured), Series 1998
0.000% due 12/01/2019	350	247

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Mesquite, Texas Independent School District General Obligation Notes, Series 2009
5.000% due 08/15/2017	$200	$232

Pharr San-Juan Alamo, Texas Independent School District General Obligation Bonds, (PSF-GTD Insured), Series 2007
5.500% due 02/01/2019	100	118

Texas State General Obligation Bonds, Series 2009
5.000% due 08/01/2021	250	287

		2,823

UTAH 2.3%

Utah State General Obligation Notes, Series 2009
5.000% due 07/01/2018	500	598

VIRGINIA 0.8%

Virginia Commonwealth University Revenue Bonds, Series 2008
0.300% due 07/01/2037	200	200

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
WASHINGTON 6.1%

Washington State General Obligation Bonds, Series 2009
5.000% due 08/01/2020	$400	$472
5.000% due 01/01/2021	150	174
5.000% due 08/01/2030	400	440

Yakima County, Washington School District No. 7 Yakima General Obligation Bonds, Series 2009
5.000% due 12/01/2020	400	462

		1,548

WISCONSIN 2.3%

Milwaukee, Wisconsin General Obligation Bonds, Series 2001
5.000% due 06/15/2019	500	587

Total Municipal Bonds & Notes (Cost $24,715)		25,628

Total Investments 100.6% (Cost $24,715)		$25,628

Other Assets and Liabilities (Net) (0.6%)		(147)

Net Assets 100.0%		$25,481

Notes to Schedule of Investments (amounts in thousands*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	When-Issued security.
(b)	Fair Value Measurements +

The following is a summary of the fair valuations according to the inputs used as of September 30, 2009 in valuing the Fund’s assets and liabilities:

Category ++	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 09/30/2009
California	$0	$3,801	$0	$3,801
Florida	0	1,736	0	1,736
Illinois	0	1,508	0	1,508
Ohio	0	1,359	0	1,359
Pennsylvania	0	1,472	0	1,472
South Carolina	0	1,533	0	1,533
Texas	0	2,823	0	2,823
Washington	0	1,548	0	1,548
Other Investments +++	0	9,848	0	9,848

Investments, at value	$0	$25,628	$0	$25,628

+	See note 2 in the Notes to Financial Statements for additional information.
++	Refer to the Schedule of Investments for additional information.
+++	Sum of all other categories each of which individually has an aggregate market value of less than 5% of net assets.

38	PIMCO Funds	See Accompanying Notes

Schedule of Investments New York Municipal Bond Fund	(Unaudited) September 30, 2009

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CORPORATE BONDS & NOTES 1.5%

American Express Bank FSB
0.324% due 07/13/2010	$250	$245

American International Group, Inc.
4.250% due 05/15/2013	150	125
4.700% due 10/01/2010	300	290
5.600% due 10/18/2016	100	73

General Electric Capital Corp.
0.674% due 07/27/2012	200	191

Morgan Stanley
2.550% due 05/14/2010	1,100	1,112

SLM Corp.
0.734% due 10/25/2011	50	42
4.500% due 07/26/2010	300	292

Total Corporate Bonds & Notes (Cost $2,270)		2,370

MUNICIPAL BONDS & NOTES 97.3%

ALABAMA 0.4%

Montgomery, Alabama Medical Clinic Board Revenue Bonds, Series 2006
4.750% due 03/01/2036	750	619

CALIFORNIA 1.7%

California Statewide Communities Development Authority Revenue Bonds, Series 2007
9.000% due 11/01/2017	300	255

Hayward, California Unified School District General Obligation Bonds, Series 2008
5.000% due 08/01/2033	1,000	1,044

Imperial, California Community College District General Obligation Bonds, (XLCA Insured), Series 2006
0.000% due 08/01/2029	1,490	445

Indian Wells, California Redevelopment Agency Tax Allocation Bonds, (AMBAC Insured), Series 2006
4.750% due 09/01/2034	1,000	966

		2,710

ILLINOIS 0.4%

Will County, Illinois Community Unit School District No. 365 Valley View General Obligation Bonds, (FSA Insured), Series 2002
0.000% due 11/01/2019	900	596

INDIANA 0.3%

Mishawaka, Indiana School Building Corp. Revenue Bonds, (FSA Insured), Series 2006
4.250% due 01/15/2026	500	507

NEW JERSEY 0.5%

New Jersey State Tobacco Settlement Financing Corp. Revenue Bonds, Series 2007
5.000% due 06/01/2041	1,000	757

NEW YORK 89.2%

Babylon, New York Industrial Development Agency Revenue Notes, Series 2009
5.000% due 01/01/2018	1,000	1,086

Buffalo, New York Fiscal Stability Authority Revenue Notes, (NPFGC Insured), Series 2005
5.000% due 09/01/2014	1,040	1,183

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

East Rochester, New York Housing Authority Revenue Bonds, Series 2006
5.500% due 08/01/2033	$100	$79

Erie County, New York General Obligation Bonds, (NPFGC-FGIC Insured), Series 2003
5.250% due 03/15/2017	1,000	1,041

Erie County, New York Industrial Development Agency Revenue Bonds, (FSA Insured), Series 2004
5.750% due 05/01/2025	1,000	1,087

Liberty, New York Development Corp. Revenue Bonds, Series 2005
5.250% due 10/01/2035	3,920	4,021

Liberty, New York Development Corp. Revenue Bonds, Series 2007
5.500% due 10/01/2037	1,495	1,593

Long Island, New York Power Authority Revenue Bonds, (NPFGC Insured), Series 2006
5.000% due 09/01/2023	1,000	1,074

Long Island, New York Power Authority Revenue Bonds, Series 2008
6.000% due 05/01/2033	2,000	2,316

Long Island, New York Power Authority Revenue Bonds, Series 2009
5.750% due 04/01/2039	1,500	1,684

Long Island, New York Power Authority Revenue Notes, (NPFGC Insured), Series 2006
0.000% due 09/01/2015	500	431

Nassau County, New York General Obligation Notes, Series 2009
4.000% due 06/01/2011	1,000	1,049

Nassau County, New York Interim Finance Authority Revenue Bonds, Series 2009
5.000% due 11/15/2020	2,000	2,337

New York City, New York General Obligation Bonds, (FSA Insured), Series 2005
7.731% due 08/01/2016	2,500	2,326

New York City, New York General Obligation Bonds, (NPFGC Insured), Series 2005
5.000% due 08/01/2018	500	556

New York City, New York General Obligation Bonds, Series 2005
5.000% due 08/01/2022	1,770	1,918

New York City, New York General Obligation Bonds, Series 2006
5.000% due 08/01/2022	1,000	1,090

New York City, New York General Obligation Bonds, Series 2007
5.000% due 08/01/2019	1,000	1,126
5.000% due 10/01/2019	2,300	2,595

New York City, New York General Obligation Notes, (NPFGC-IBC Insured), Series 2002
5.750% due 08/01/2011	250	271

New York City, New York General Obligation Notes, Series 2005
5.000% due 04/01/2011	250	265

New York City, New York Industrial Development Agency Revenue Bonds, (AGC Insured), Series 2009
7.000% due 03/01/2049	500	580

New York City, New York Industrial Development Agency Revenue Bonds, (AMBAC Insured), Series 2006
5.000% due 02/01/2036	500	501
5.000% due 01/01/2046	1,500	1,409

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

New York City, New York Industrial Development Agency Revenue Bonds, (FGIC Insured), Series 2006
0.000% due 03/01/2022	$1,400	$969
5.000% due 03/01/2031	1,000	1,002

New York City, New York Industrial Development Agency Revenue Bonds, (NPFGC Insured), Series 2006
0.000% due 03/01/2023	2,350	1,574

New York City, New York Industrial Development Agency Revenue Bonds, Series 2001
5.500% due 07/01/2028	250	185

New York City, New York Industrial Development Agency Revenue Bonds, Series 2002
6.450% due 07/01/2032	235	223

New York City, New York Industrial Development Agency Revenue Bonds, Series 2005
5.000% due 09/01/2035	835	644
5.500% due 01/01/2016	1,000	1,054

New York City, New York Industrial Development Agency Revenue Notes, (FGIC Insured), Series 2006
0.000% due 03/01/2016	2,425	2,051

New York City, New York Local Government Assistance Corp. Revenue Bonds, Series 2008
5.000% due 04/01/2019	2,500	2,921

New York City, New York Municipal Water Finance Authority Revenue Bonds, Series 2007
4.750% due 06/15/2035	1,000	1,034

New York City, New York Municipal Water Finance Authority Revenue Bonds, Series 2008
5.875% due 06/15/2035	1,000	1,150

New York City, New York Municipal Water Finance Authority Revenue Bonds, Series 2009
5.000% due 06/15/2039	500	539
5.000% due 06/15/2040	2,660	2,867
5.250% due 06/15/2040	1,000	1,111

New York City, New York Transitional Finance Authority Revenue Bonds, Series 2002
5.000% due 08/01/2024	525	554
5.250% due 02/01/2029	1,500	1,579

New York City, New York Transitional Finance Authority Revenue Bonds, Series 2009
5.000% due 01/15/2020	5,000	5,679

New York City, New York Transitional Finance Authority Revenue Notes, Series 2002
5.250% due 11/01/2011	600	656

New York City, New York Transitional Finance Authority Revenue Notes, Series 2005
5.000% due 11/01/2013	1,000	1,142

New York City, New York Trust for Cultural Resources Revenue Bonds, Series 2008
0.280% due 04/01/2027	100	100
5.000% due 04/01/2028	2,540	2,772

New York City, New York Trust for Cultural Resources Revenue Bonds, Series 2009
5.000% due 01/01/2034	2,000	2,147

New York State Dormitory Authority Revenue Bonds, (BHAC-CR Insured), Series 2001
5.000% due 01/15/2026	1,000	1,083

New York State Dormitory Authority Revenue Bonds, (BHAC-CR/NPFGC Insured), Series 2007
5.000% due 02/15/2027	1,000	1,157

New York State Dormitory Authority Revenue Bonds, (FHA Insured), Series 2004
6.250% due 08/15/2015	180	192

See Accompanying Notes	Semiannual Report	September 30, 2009	39

Schedule of Investments  New York Municipal Bond Fund  (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

New York State Dormitory Authority Revenue Bonds, (NPFGC Insured), Series 1999
4.750% due 08/15/2022	$500	$504

New York State Dormitory Authority Revenue Bonds, (NPFGC Insured), Series 2002
5.000% due 10/01/2030	750	778

New York State Dormitory Authority Revenue Bonds, (NPFGC Insured), Series 2007
5.250% due 07/01/2021	1,000	1,115

New York State Dormitory Authority Revenue Bonds, Series 2000
6.000% due 07/01/2010	150	153

New York State Dormitory Authority Revenue Bonds, Series 2002
6.000% due 11/15/2029	400	439

New York State Dormitory Authority Revenue Bonds, Series 2005
5.000% due 03/15/2035	750	785

New York State Dormitory Authority Revenue Bonds, Series 2006
5.000% due 12/15/2017	1,000	1,166
5.000% due 07/01/2026	500	486

New York State Dormitory Authority Revenue Bonds, Series 2007
5.000% due 07/01/2021	1,000	1,085
5.000% due 02/15/2037	2,500	2,578

New York State Dormitory Authority Revenue Bonds, Series 2008
5.000% due 07/01/2029	2,500	2,692
5.000% due 07/01/2038	1,000	1,054
6.125% due 12/01/2029	500	463
6.250% due 12/01/2037	350	320

New York State Dormitory Authority Revenue Bonds, Series 2009
5.000% due 03/15/2038	1,000	1,073
5.500% due 05/01/2037	400	414

New York State Dormitory Authority Revenue Notes, (FSA Insured), Series 2001
5.000% due 07/01/2011	455	488

New York State Dormitory Authority Revenue Notes, (NPFGC-FGIC/FHA Insured), Series 2005
5.000% due 02/01/2013	965	1,046

New York State Dormitory Authority Revenue Notes, (NPFGC Insured), Series 2002
5.000% due 10/01/2012	500	550

New York State Dormitory Authority Revenue Notes, (NPFGC Insured), Series 2003
5.000% due 07/01/2011	250	266

New York State Dormitory Authority Revenue Notes, Series 2001
5.250% due 07/01/2010	860	868

New York State Dormitory Authority Revenue Notes, Series 2007
4.000% due 08/15/2014	1,765	1,871

New York State Dormitory Authority Revenue Notes, Series 2008
5.000% due 03/15/2013	1,000	1,122
5.000% due 07/01/2015	1,000	1,126
5.000% due 12/15/2016	2,000	2,371
5.000% due 07/01/2017	2,000	2,264

New York State Dormitory Authority Revenue Notes, Series 2009
5.000% due 07/01/2018	1,000	1,136

New York State Environmental Facilities Corp. Revenue Bonds, Series 2002
4.550% due 05/01/2012	1,000	1,008
5.000% due 06/15/2014	400	443

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

New York State Environmental Facilities Corp. Revenue Bonds, Series 2004
5.000% due 06/15/2023	$2,000	$2,173

New York State Environmental Facilities Corp. Revenue Bonds, Series 2006
5.000% due 06/15/2024	3,200	3,534

New York State Environmental Facilities Corp. Revenue Bonds, Series 2007
4.750% due 06/15/2032	1,250	1,312

New York State Environmental Facilities Corp. Revenue Bonds, Series 2009
5.000% due 06/15/2034	3,200	3,455

New York State Environmental Facilities Corp. Revenue Notes, Series 2002
5.000% due 06/15/2012	500	554

New York State Housing Finance Agency Revenue Bonds, (NPFGC-FGIC Insured), Series 2005
5.000% due 09/15/2030	1,000	1,049

New York State Local Government Assistance Corp. Revenue Bonds, Series 1993
6.000% due 04/01/2014	320	361

New York State Metropolitan Transportation Authority Revenue Bonds, (NPFGC-FGIC Insured), Series 2003
5.000% due 11/15/2032	200	205

New York State Metropolitan Transportation Authority Revenue Bonds, Series 2002
5.750% due 07/01/2018	1,000	1,207

New York State Metropolitan Transportation Authority Revenue Bonds, Series 2006
5.000% due 11/15/2035	1,000	1,034

New York State Metropolitan Transportation Authority Revenue Bonds, Series 2009
5.000% due 11/15/2034	2,500	2,642

New York State Mortgage Agency Homeowner Mortgage Revenue Bonds, Series 2006
4.700% due 10/01/2031	500	463

New York State Port Authority of New York & New Jersey Revenue Bonds, (FSA Insured), Series 2006
4.750% due 12/01/2026	3,000	3,043

New York State Port Authority of New York & New Jersey Revenue Bonds, Series 1995
0.320% due 06/01/2020	400	400

New York State Power Authority Revenue Bonds, (FGIC Insured), Series 2006
5.000% due 11/15/2020	500	551

New York State Sales Tax Asset Receivables Corp. Revenue Bonds, (NPFGC Insured), Series 2004
5.250% due 10/15/2018	1,000	1,153

New York State Thruway Authority Revenue Bonds, (FSA Insured), Series 2005
4.750% due 01/01/2029	2,000	2,084
4.750% due 01/01/2030	1,000	1,038

New York State Thruway Authority Revenue Notes, (FSA Insured), Series 2005
5.000% due 04/01/2014	500	570

New York State Thruway Authority Revenue Notes, (NPFGC Insured), Series 2002
5.250% due 04/01/2011	500	533

New York State Tobacco Settlement Financing Authority Revenue Bonds, (AMBAC Insured), Series 2003
5.250% due 06/01/2022	1,000	1,061

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

New York State Triborough Bridge & Tunnel Authority Revenue Bonds, Series 2008
5.000% due 11/15/2021	$3,610	$4,194
5.000% due 11/15/2037	2,000	2,144

New York State TSASC, Inc. Revenue Bonds, Series 2006
5.000% due 06/01/2034	2,000	1,644

New York State Urban Development Corp. Revenue Bonds, (FSA Insured), Series 2007
5.000% due 01/01/2019	2,000	2,310

New York State Urban Development Corp. Revenue Bonds, Series 2002
5.500% due 01/01/2017	500	526

New York State Urban Development Corp. Revenue Bonds, Series 2009
5.250% due 03/15/2038	550	601

Niagara County, New York Industrial Development Agency Revenue Bonds, (GNMA/FHA Insured), Series 2006
5.000% due 07/20/2038	490	475

Oneida County, New York Industrial Development Agency Revenue Bonds, Series 2008
5.000% due 09/15/2028	2,640	2,870

Orange County, New York General Obligation Notes, Series 2005
5.000% due 07/15/2013	500	567

Rensselaer, New York Municipal Leasing Corp. Revenue Notes, Series 2009
5.000% due 06/01/2019	1,000	1,034

Saratoga County, New York Industrial Development Agency Revenue Notes, Series 2007
5.000% due 12/01/2017	400	414

St. Lawrence County, New York Industrial Development Agency Revenue Notes, Series 2009
4.000% due 10/01/2014	1,500	1,600

Troy, New York Industrial Development Agency Revenue Bonds, Series 2002
5.500% due 09/01/2015	500	537

		143,005

PUERTO RICO 4.2%

Commonwealth of Puerto Rico General Obligation Bonds, (AGC Insured), Series 2006
0.263% due 07/01/2019	3,650	2,707
0.283% due 07/01/2020	1,000	713

Commonwealth of Puerto Rico General Obligation Bonds, Series 2006
5.000% due 07/01/2035	250	270

Puerto Rico Aqueduct & Sewer Authority Revenue Bonds, Series 2008
6.000% due 07/01/2038	1,200	1,252

Puerto Rico Government Development Bank Revenue Notes, Series 2006
5.000% due 12/01/2014	1,250	1,311

Puerto Rico Highway & Transportation Authority Revenue Bonds, (FGIC Insured), Series 2003
5.500% due 07/01/2013	200	212

Puerto Rico Sales Tax Financing Corp. Revenue Bonds, (AMBAC Insured), Series 2007
0.000% due 08/01/2054	5,000	374

		6,839

40	PIMCO Funds	See Accompanying Notes

(Unaudited) September 30, 2009

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
TEXAS 0.4%

Coppell, Texas Independent School District General Obligation Bonds, (PSF-GTD Insured), Series 2001
0.000% due 08/15/2016	$805	$673

VIRGIN ISLANDS 0.2%

Virgin Islands Public Finance Authority Revenue Bonds, Series 2003
6.125% due 07/01/2022	250	255

Total Municipal Bonds & Notes (Cost $148,770)		155,961

Total Investments 98.8% (Cost $151,040)		$158,331

Other Assets and Liabilities (Net) 1.2%		1,941

Net Assets 100.0%		$160,272

Notes to Schedule of Investments (amounts in thousands*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Fair Value Measurements +

The following is a summary of the fair valuations according to the inputs used as of September 30, 2009 in valuing the Fund’s assets and liabilities:

Category ++	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 09/30/2009
New York	$0	$143,005	$0	$143,005
Other Investments +++	0	15,326	0	15,326

Investments, at value	$0	$158,331	$0	$158,331

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ending September 30, 2009:

Category ++	Beginning Balance at 03/31/2009	Net Purchases/ (Sales)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)	Net Transfers In/ (Out) of Level 3	Ending Balance at 09/30/2009	Net Change in Unrealized Appreciation/ (Depreciation) on investments held at 09/30/2009
Financial Derivative Instruments ++++	$(2,013)	$0	$0	$0	$2,013	$0	$0	$0

+	See note 2 in the Notes to Financial Statements for additional information.
++	Refer to the Schedule of Investments for additional information.
+++	Sum of all other categories each of which individually has an aggregate market value of less than 5% of net assets.
++++	Financial derivative instruments may include open futures contracts, swap contracts, written options, and foreign currency contracts.

(b)	Fair Value of Derivative Instruments ^

The following is a summary of the fair valuations of the Fund's derivative instruments categorized by risk exposure:

The Effect of Derivative Instruments on the Statement of Operations for the Six Months Ended September 30, 2009:

	Derivatives not accounted for as hedging instruments
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Other Contracts	Total
Realized (Loss) on Derivatives Recognized as a Result from Operations:
Net realized (loss) on futures contracts, written options and swaps	$0	$0	$(1,699)	$0	$0	$(1,699)

Net Change in Unrealized Appreciation on Derivatives Recognized as a Result from Operations:
Net change in unrealized appreciation on futures contracts, written options and swaps	$0	$0	$2,169	$0	$0	$2,169

^	See note 2 in the Notes to Financial Statements for additional information.

See Accompanying Notes	Semiannual Report	September 30, 2009	41

Schedule of Investments  Short Duration Municipal Income Fund

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CORPORATE BONDS & NOTES 1.4%

American International Group, Inc.
4.250% due 05/15/2013	$300	$250
4.700% due 10/01/2010	700	676

General Electric Capital Corp.
0.674% due 07/27/2012	450	430

JPMorgan Chase & Co.
7.900% due 04/29/2049	1,400	1,348

SLM Corp.
0.734% due 10/25/2011	125	105
4.500% due 07/26/2010	800	778

Total Corporate Bonds & Notes (Cost $3,501)		3,587

MUNICIPAL BONDS & NOTES 97.6%

ARIZONA 3.0%

Greater Arizona State Development Authority Infrastructure Revenue Notes, (NPFGC Insured), Series 2005
5.000% due 08/01/2011	2,195	2,328
5.000% due 08/01/2012	2,305	2,498

Maricopa, Arizona Hospital Revenue Notes, Series 2005
5.000% due 04/01/2010	2,000	2,043

Nogales, Arizona Revenue Bonds, Series 2006
3.750% due 10/01/2046	1,000	1,000

		7,869

CALIFORNIA 18.7%

California State Bay Area Toll Authority Revenue Bonds, Series 2008
0.300% due 04/01/2045	4,000	4,000

California State Department of Water Resources Revenue Bonds, Series 2002
0.350% due 05/01/2022	2,000	2,000
0.400% due 05/01/2022	2,000	2,000
6.000% due 05/01/2014	3,075	3,451

California State Department of Water Resources Revenue Bonds, Series 2005
0.270% due 05/01/2022	1,000	1,000

California State Educational Facilities Authority Revenue Bonds, Series 2008
0.280% due 10/01/2026	600	600
0.280% due 10/01/2036	700	700

California State Health Facilities Financing Authority Revenue Bonds, Series 2005
0.390% due 07/01/2035	2,000	2,000

California State Health Facilities Financing Authority Revenue Bonds, Series 2008
5.125% due 07/01/2022	1,600	1,656

California State Infrastructure & Economic Development Bank Revenue Bonds, Series 2008
0.270% due 09/01/2037	900	900

California State Infrastructure & Economic Development Bank Revenue Notes, Series 2009
0.270% due 12/01/2016	1,300	1,300

California State Municipal Finance Authority Certificates of Participation Notes, Series 2009 (a)
3.000% due 02/01/2011	500	500

California Statewide Communities Development Authority Revenue Bonds, Series 2008
0.320% due 08/15/2041	2,000	2,000

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2003
6.250% due 06/01/2033	$4,490	$5,008

Irvine, California Special Assessment Bonds, Series 1994
0.270% due 09/02/2020	1,509	1,509

Irvine, California Special Assessment Bonds, Series 2006
0.270% due 09/02/2029	1,200	1,200

Morgan Hill, California Unified School District General Obligation Notes, (AMBAC Insured), Series 2006
0.000% due 08/01/2014	3,595	3,076

Newport Beach, California Revenue Bonds, Series 2008
0.280% due 12/01/2040	1,000	1,000

Newport Beach, California Revenue Bonds, Series 2009
4.000% due 12/01/2038	350	358

Orange County, California Sanitation District Certificates of Participation Bonds, Series 2000
0.400% due 08/01/2029	1,190	1,190

Pasadena, California Unified School District General Obligation Notes, Series 2009
3.000% due 08/01/2011	1,465	1,528

San Diego County, California Regional Transportation Commission Revenue Bonds, Series 2008
0.350% due 04/01/2038	1,970	1,970

San Francisco, California City & County Finance Corp. Revenue Bonds, Series 2008
0.280% due 04/01/2030	2,190	2,190

San Francisco, California City & County General Obligation Notes, Series 2008
2.850% due 06/15/2012	1,400	1,460

San Francisco, California City & County Public Utilities Commission Revenue Notes, Series 2009
5.000% due 11/01/2012	3,000	3,345

Santa Clara, California Revenue Bonds, Series 2008
0.280% due 07/01/2034	2,000	2,000

Santa Margarita-Dana, California Point Authority Revenue Notes, Series 2009
3.000% due 08/01/2011	150	154

Southern California State Public Power Authority Revenue Bonds, Series 2007
5.250% due 11/01/2020	575	596

		48,691

COLORADO 2.3%

Colorado Springs, Colorado Revenue Bonds, Series 2007
0.450% due 11/01/2026	1,700	1,700

Colorado State Health Facilities Authority Revenue Notes, (FSA Insured), Series 2003
4.000% due 05/15/2011	945	972

Denver, Colorado City & County Certificates of Participation Bonds, Series 2008
0.270% due 12/01/2029	1,000	1,000
0.320% due 12/01/2031	2,200	2,200

		5,872

CONNECTICUT 0.6%

Connecticut State Health & Educational Facility Authority Revenue Bonds, Series 2003
0.350% due 07/01/2038	1,700	1,700

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
DISTRICT OF COLUMBIA 1.0%

District of Columbia Certificates of Participation Notes, (NPFGC-FGIC Insured), Series 2006
5.000% due 01/01/2013	$150	$160

District of Columbia Revenue Bonds, Series 1998
0.300% due 08/15/2038	1,575	1,575

District of Columbia Revenue Bonds, Series 2007
0.290% due 04/01/2041	1,000	1,000

		2,735

FLORIDA 3.0%

Collier County, Florida Housing Finance Authority Revenue Notes, Series 2002
4.600% due 08/15/2011	350	356

Florida State JEA Water & Sewer System Revenue Bonds, Series 2004
0.300% due 10/01/2034	2,000	2,000

Florida State JEA Water & Sewer System Revenue Bonds, Series 2008
0.310% due 10/01/2036	2,000	2,000

Florida State Municipal Power Agency Revenue Bonds, Series 2008
0.300% due 10/01/2035	5	5

Gulf Breeze, Florida Revenue Bonds, (NPFGC Insured), Series 1997
6.311% due 12/01/2017	500	436

Manatee County, Florida School District Certificates of Participation Notes, (FSA Insured), Series 2008
4.500% due 07/01/2011	1,000	1,054

Orange County, Florida School Board Certificates of Participation Bonds, Series 2008
0.300% due 08/01/2022	2,100	2,100

		7,951

GEORGIA 1.0%

Georgia State Main Street Natural Gas, Inc. Revenue Notes, Series 2007
5.000% due 03/15/2010	1,150	1,158
5.000% due 03/15/2012	1,325	1,400

		2,558

ILLINOIS 4.9%

Chicago, Illinois General Obligation Bonds, Series 2002
0.250% due 01/01/2037	1,600	1,600

Chicago, Illinois General Obligation Bonds, Series 2003
0.300% due 01/01/2034	1,100	1,100

De Kalb County, Illinois Community Unit School District No. 424 General Obligation Bonds, (AMBAC Insured), Series 2001
0.000% due 01/01/2018	2,000	1,517

Illinois State Finance Authority Revenue Bonds, Series 2001
0.300% due 05/01/2031	1,715	1,715

Illinois State Finance Authority Revenue Notes, Series 2004
5.250% due 11/15/2012	1,000	1,081

Illinois State General Obligation Notes, Series 2009
4.000% due 04/26/2010	900	917

Illinois State Revenue Notes, Series 2009
2.000% due 06/10/2010	2,000	2,017

42	PIMCO Funds	See Accompanying Notes

(Unaudited) September 30, 2009

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Kane County, Illinois Community Unit School District No. 304 Geneva General Obligation Notes, (NPFGC-FGIC Insured), Series 2004
0.000% due 01/01/2014	$1,000	$903

Kendall, Kane & Will Counties, Illinois Community Unit School District No. 308 General Obligation Notes, (FSA Insured), Series 2003
0.000% due 10/01/2012	2,000	1,861

Melrose Park, Illinois General Obligation Bonds, (NPFGC Insured), Series 2004
6.750% due 12/15/2016	100	128

Sangamon County, Illinois School District No. 186 Springfield General Obligation Notes, (NPFGC-FGIC Insured), Series 2004
0.000% due 10/01/2010	15	15

		12,854

INDIANA 0.5%

Indiana State Health Facility Financing Authority Revenue Bonds, Series 2005
5.000% due 11/01/2027	1,200	1,249

KANSAS 0.3%

Kansas State Development Finance Authority Revenue Notes, Series 2009 (a)
3.000% due 11/15/2011	450	461

Wichita, Kansas Water & Sewer Utility Revenue Notes, (NPFGC-FGIC Insured), Series 2003
5.000% due 10/01/2010	355	367

		828

LOUISIANA 2.2%

Jefferson, Louisiana Sales Tax District Revenue Notes, (AGC Insured), Series 2009
4.000% due 12/01/2010	730	751

Louisiana State Jefferson Parish Finance Authority Revenue Bonds, (GNMA/FNMA/FHLMC Insured), Series 2007
5.700% due 06/01/2039	4,750	4,962

		5,713

MASSACHUSETTS 7.7%

Massachusetts State Bay Transportation Authority Revenue Bonds, Series 2004
4.191% due 07/01/2020	6,505	5,762

Massachusetts State Development Finance Agency Revenue Bonds, Series 2008
0.250% due 09/01/2037	985	985

Massachusetts State General Obligation Bonds, (FSA Insured), Series 2006
0.000% due 11/01/2019	1,500	1,316

Massachusetts State General Obligation Bonds, (NPFGC-FGIC Insured), Series 2006
5.500% due 11/01/2013	2,525	2,923

Massachusetts State General Obligation Bonds, (NPFGC-IBC Insured), Series 1996
6.000% due 11/01/2011	1,500	1,658

Massachusetts State General Obligation Notes, Series 2009
2.500% due 05/27/2010	2,000	2,028

Massachusetts State Health & Educational Facilities Authority Revenue Bonds, Series 1999
0.270% due 11/01/2049	100	100

Massachusetts State Health & Educational Facilities Authority Revenue Bonds, Series 2007
0.270% due 12/01/2037	2,000	2,000

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Massachusetts State Health & Educational Facilities Authority Revenue Bonds, Series 2008
0.270% due 08/15/2034	$700	$700

Massachusetts State Revenue Bonds, (NPFGC-FGIC Insured), Series 2004
6.823% due 01/01/2016	2,700	2,602

		20,074

MICHIGAN 2.7%

Clintondale, Michigan Community Schools General Obligation Notes, (NPFGC-FGIC/Q-SBLF Insured), Series 2004
5.000% due 05/01/2011	960	1,016

Michigan State General Obligation Bonds, Series 1992
6.250% due 11/01/2012	2,750	2,938

Michigan State Municipal Bond Authority Revenue Notes, (Q-SBLF Insured), Series 2009
3.000% due 05/01/2010	385	389
5.000% due 05/01/2011	1,625	1,714

Michigan State Municipal Bond Authority Revenue Notes, Series 2009
3.000% due 05/01/2010	530	535

Michigan State Tobacco Settlement Finance Authority Revenue Bonds, Series 2007
5.125% due 06/01/2022	600	554

		7,146

MINNESOTA 1.3%

Dilworth-Glyndon-Felton, Minnesota Independent School District No. 2641 General Obligation Notes, Series 2007
4.000% due 02/01/2013	215	235

Minnesota State Housing Finance Agency Revenue Notes, Series 2009 (a)
2.000% due 08/01/2012	425	433

Nobles County, Minnesota General Obligation Notes, Series 2009 (a)
3.000% due 08/01/2012	2,500	2,630

		3,298

MISSOURI 2.8%

Lafayette County, Missouri School District No. C-1 General Obligation Notes, Series 2009
2.000% due 03/01/2010	500	503

Missouri State Environmental Improvement & Energy Resources Revenue Bonds, Series 2008
4.375% due 12/01/2034	1,500	1,543

Missouri State Health & Educational Facilities Authority Revenue Bonds, Series 1996
0.330% due 09/01/2030	2,300	2,300

Missouri State Health & Educational Facilities Authority Revenue Bonds, Series 2004
0.330% due 02/15/2034	1,100	1,100

Missouri State Health & Educational Facilities Authority Revenue Bonds, Series 2008
0.270% due 10/01/2035	1,050	1,050

St. Louis, Missouri Municipal Finance Corp. Revenue Notes, Series 2009 (a)
1.800% due 02/15/2011	750	762

		7,258

MONTANA 0.0%

Yellowstone County, Montana Revenue Notes, Series 2009
3.000% due 09/01/2012	70	73

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NEVADA 1.8%

Clark County, Nevada General Obligation Bonds, (AMBAC Insured), Series 2004
5.000% due 12/01/2015	$3,910	$4,356

Clark County, Nevada School District General Obligation Notes, (NPFGC-FGIC Insured), Series 2005
5.000% due 06/15/2013	250	278

		4,634

NEW HAMPSHIRE 1.5%

New Hampshire State Health & Education Facilities Authority Revenue Bonds, Series 2005
0.300% due 07/01/2033	1,075	1,075
0.350% due 07/01/2033	805	805

New Hampshire State Municipal Bond Bank Revenue Notes, (NPFGC Insured), Series 2004
5.000% due 02/15/2014	1,725	1,969

		3,849

NEW JERSEY 0.5%

New Jersey State Economic Development Authority Revenue Bonds, Series 1998
6.375% due 04/01/2018	300	360

New Jersey State Tobacco Settlement Financing Corp. Revenue Bonds, Series 2003
6.125% due 06/01/2024	1,010	1,072

		1,432

NEW YORK 10.3%

Long Island, New York Power Authority Revenue Notes, (NPFGC Insured), Series 2006
0.000% due 09/01/2015	5,000	4,308

New York City, New York General Obligation Bonds, (NPFGC-FGIC Insured), Series 1998
5.250% due 08/01/2010	55	55

New York City, New York General Obligation Bonds, Series 1993
0.280% due 08/01/2019	900	900
0.280% due 08/01/2021	400	400

New York City, New York Industrial Development Agency Revenue Bonds, (FGIC Insured), Series 2006
0.000% due 03/01/2020	1,500	1,102
0.000% due 03/01/2022	8,000	5,534

New York City, New York Transitional Finance Authority Revenue Bonds, Series 2002
5.500% due 11/01/2026	100	109

New York City, New York Transitional Finance Authority Revenue Notes, Series 2005
5.000% due 11/01/2013	2,000	2,283

New York State Dormitory Authority Revenue Bonds, Series 1990
0.280% due 07/01/2025	1,300	1,300

New York State Dormitory Authority Revenue Bonds, Series 2002
6.000% due 11/15/2029	800	878

New York State Dormitory Authority Revenue Bonds, Series 2003
0.350% due 02/15/2031	600	600

New York State Dormitory Authority Revenue Bonds, Series 2008
0.300% due 07/01/2037	2,050	2,050

New York State Dormitory Authority Revenue Notes, Series 2008
5.000% due 03/15/2013	1,400	1,571

See Accompanying Notes	Semiannual Report	September 30, 2009	43

Schedule of Investments  Short Duration Municipal Income Fund  (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

New York State Port Authority of New York & New Jersey Revenue Bonds, Series 1995
0.320% due 06/01/2020	$1,000	$1,000

New York State Tobacco Settlement Financing Authority Revenue Notes, Series 2003
5.000% due 06/01/2012	3,000	3,249

New York State Urban Development Corp. Revenue Bonds, Series 2002
5.500% due 01/01/2017	140	148

Syracuse, New York Industrial Development Agency Revenue Bonds, Series 2008
0.300% due 12/01/2037	1,300	1,300

		26,787

NORTH CAROLINA 1.0%

Charlotte, North Carolina Certificates of Participation Notes, Series 2009
4.000% due 06/01/2014	300	326

Mecklenburg County, North Carolina General Obligation Bonds, Series 2000
0.290% due 02/01/2017	1,600	1,600

North Carolina State Eastern Municipal Power Agency Revenue Notes, Series 2009 (a)
3.000% due 01/01/2011	665	677

		2,603

OHIO 4.6%

Ohio State Air Quality Development Authority Revenue Bonds, Series 1995
5.000% due 11/01/2015	1,000	1,047

Ohio State American Municipal Power, Inc. Revenue Notes, Series 2007
5.000% due 02/01/2013	1,800	1,896

Ohio State Buckeye Tobacco Settlement Financing Authority Revenue Bonds, Series 2007
5.875% due 06/01/2030	940	899

Ohio State General Obligation Notes, Series 2009
5.000% due 08/01/2013	3,000	3,380

Ohio State Higher Educational Facility Commission Revenue Notes, Series 2009 (a)
5.000% due 10/01/2014	1,060	1,219

Ohio State Water Development Authority Revenue Bonds, Series 2006
0.320% due 12/01/2033	200	200

Ohio State Water Development Authority Revenue Notes, Series 2004
5.000% due 06/01/2013	1,175	1,325

University of Cincinnati, Ohio Revenue Notes, Series 2009 (a)
2.000% due 06/01/2011	1,000	1,013
2.000% due 06/01/2012	1,010	1,020

		11,999

OKLAHOMA 0.1%

Oklahoma State Municipal Power Authority Revenue Bonds, Series 2005
0.320% due 01/01/2023	200	200

OREGON 1.3%

Oregon State Department of Transportation Revenue Bonds, Series 2006
0.400% due 11/15/2026	2,000	2,000

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Oregon State Facilities Authority Revenue Notes, Series 2005
5.000% due 10/01/2011	$795	$821
5.000% due 10/01/2012	435	452

		3,273

PENNSYLVANIA 2.9%

Berks County, Pennsylvania Municipal Authority Revenue Notes, Series 2009
3.000% due 11/01/2010	1,000	1,012

Dauphin County, Pennsylvania General Obligation Notes, Series 2009 (a)
3.000% due 11/15/2011	200	209

Geisinger, Pennsylvania Authority Revenue Bonds, Series 2009
0.310% due 06/01/2039	800	800

Pennsylvania State Economic Development Financing Authority Revenue Notes, Series 2009
5.000% due 10/15/2010	2,000	2,056

Pennsylvania State General Obligation Notes, Series 2008
5.000% due 02/15/2011	2,000	2,117

Pennsylvania State Higher Educational Facilities Authority Revenue Notes, Series 2009
3.000% due 08/15/2010	700	715

Philadelphia, Pennsylvania Hospitals & Higher Education Facilities Authority Revenue Notes, Series 2007
5.000% due 07/01/2012	550	559

		7,468

SOUTH CAROLINA 2.1%

South Carolina State Educational Facilities Authority Revenue Bonds, Series 2006
0.320% due 10/01/2039	1,300	1,300

South Carolina State Public Service Authority Revenue Notes, Series 2009
4.000% due 01/01/2011	4,000	4,165

		5,465

TENNESSEE 4.1%

Nashville & Davidson Counties, Tennessee Health & Educational Facilities Revenue Bonds, Series 1977
6.100% due 07/01/2010	75	78

Shelby County, Tennessee General Obligation Bonds, Series 2006
0.450% due 12/01/2031	2,000	2,000

Tennessee State Energy Acquisition Corp. Revenue Notes, Series 2006
5.000% due 02/01/2010	4,825	4,877
5.000% due 09/01/2015	3,550	3,718

		10,673

TEXAS 8.3%

Corpus Christi, Texas General Obligation Notes, (AGC Insured), Series 2009
3.000% due 03/01/2011	1,315	1,356

Dallas-Fort Worth, Texas International Airport Facilities Improvement Corp. Revenue Notes, Series 2009
4.000% due 11/01/2011	2,000	2,112

Harris County, Texas Health Facilities Development Corp. Revenue Bonds, (AMBAC Insured), Series 2007
0.360% due 11/15/2047	700	700

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Houston, Texas Water Conveyance System Certificates of Participation Bonds, (AMBAC Insured), Series 1993
6.800% due 12/15/2011	$3,000	$3,222

Laredo, Texas General Obligation Notes, (AGC Insured), Series 2009
4.000% due 02/15/2013	815	869

Southeast Texas State Hospital Financing Agency Revenue Bonds, Series 1979
7.500% due 12/01/2009	165	167

Tarrant County, Texas Cultural Education Facilities Finance Corp. Revenue Bonds, Series 2008
0.270% due 11/15/2019	2,000	2,000

Tarrant County, Texas Cultural Education Facilities Finance Corp. Revenue Notes, (AGC Insured), Series 2009
5.000% due 09/01/2012	2,010	2,153

Tarrant County, Texas Cultural Education Facilities Finance Corp. Revenue Notes, Series 2009
5.000% due 11/15/2010	685	715

Texas State General Obligation Notes, Series 2008
5.000% due 10/01/2011	2,000	2,166

Texas State Lower Colorado River Authority Revenue Bonds, (FSA Insured), Series 1999
6.000% due 05/15/2010	400	406

Texas State Municipal Gas Acquisition & Supply Corp. I Revenue Notes, Series 2006
5.000% due 12/15/2011	400	412

Texas State Municipal Power Agency Revenue Bonds, (NPFGC Insured), Series 1993
0.000% due 09/01/2016	3,380	2,557

Texas State Revenue Notes, Series 2009
2.500% due 08/31/2010	2,000	2,038

Texas State Sabine River Authority Revenue Bonds, Series 2001
5.500% due 05/01/2022	1,000	858

		21,731

UTAH 0.2%

Utah State South Valley Sewer District Revenue Notes, Series 2009
4.000% due 01/01/2011	400	417

VIRGINIA 0.8%

Virginia State College Building Authority Revenue Bonds, Series 2006
0.300% due 02/01/2026	400	400

Virginia State Public Building Authority Revenue Notes, Series 2009
5.000% due 08/01/2011	1,000	1,077

Virginia State Tobacco Settlement Financing Corp. Revenue Bonds, Series 2005
5.250% due 06/01/2019	615	646

		2,123

WASHINGTON 4.6%

Everett, Washington Water & Sewer Revenue Notes, (NPFGC Insured), Series 2003
4.500% due 07/01/2011	1,495	1,588

Washington State Energy Northwest Revenue Bonds, Series 2003
0.230% due 07/01/2017	2,050	2,050

Washington State Tobacco Settlement Authority Revenue Notes, Series 2002
5.250% due 06/01/2010	8,245	8,378

		12,016

44	PIMCO Funds	See Accompanying Notes

(Unaudited) September 30, 2009

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
WEST VIRGINIA 0.0%

Kanawha County, West Virginia Residential Mortgage Revenue Bonds, (FGIC Insured), Series 1979
7.375% due 09/01/2010	$25	$26

WISCONSIN 1.5%

Wisconsin State Clean Water Revenue Notes, Series 2009 (a)
4.000% due 07/01/2012	1,000	1,076

Wisconsin State Housing & Economic Development Authority Revenue Notes, (NPFGC Insured), Series 2002
4.500% due 05/01/2010	1,265	1,294
4.500% due 11/01/2010	535	540

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Wisconsin State Petroleum Revenue Notes, (FSA Insured), Series 2004
5.000% due 07/01/2012	$1,000	$1,024

		3,934

Total Municipal Bonds & Notes (Cost $257,225)		254,499

MORTGAGE-BACKED SECURITIES 1.0%

Countrywide Alternative Loan Trust
2.401% due 11/25/2035	1,444	705
2.941% due 11/25/2035	1,640	867

Residential Accredit Loans, Inc.
0.396% due 02/25/2047	2,221	949

Total Mortgage-Backed Securities (Cost $3,332)		2,521

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 0.6%

REPURCHASE AGREEMENTS 0.6%

State Street Bank and Trust Co.
0.010% due 10/01/2009	$1,663	$1,663
(Dated 09/30/2009. Collateralized by U.S. Treasury Bills 0.000% due 12/10/2009 valued at $1,700. Repurchase proceeds are $1,663.)

Total Short-Term Instruments (Cost $1,663)		1,663

Total Investments 100.6% (Cost $265,721)		$262,270

Other Assets and Liabilities (Net) (0.6%)		(1,598)

Net Assets 100.0%		$260,672

Notes to Schedule of Investments (amounts in thousands*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	When-Issued security
(b)	Fair Value Measurements +

The following is a summary of the fair valuations according to the inputs used as of September 30, 2009 in valuing the Fund’s assets and liabilities:

Category ++	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 09/30/2009
California	$0	$48,691	$0	$48,691
Massachusetts	0	20,074	0	20,074
New York	0	26,787	0	26,787
Texas	0	21,731	0	21,731
Other Investments +++	0	144,987	0	144,987

Investments, at value	$0	$262,270	$0	$262,270

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ending September 30, 2009:

Category ++	Beginning Balance at 03/31/2009	Net Purchases/ (Sales)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)	Net Transfers In/ (Out) of Level 3	Ending Balance at 09/30/2009	Net Change in Unrealized Appreciation/ (Depreciation) on investments held at 09/30/2009
Financial Derivative Instruments ++++	$(3,560)	$0	$0	$0	$3,560	$0	$0	$0

+	See note 2 in the Notes to Financial Statements for additional information.
++	Refer to the Schedule of Investments for additional information.
+++	Sum of all other categories each of which individually has an aggregate market value of less than 5% of net assets.
++++	Financial derivative instruments may include open futures contracts, swap contracts, written options, and foreign currency contracts.

(c)	Fair Value of Derivative Instruments ^

The following is a summary of the fair valuations of the Fund’s derivative instruments categorized by risk exposure:

The Effect of Derivative Instruments on the Statement of Operations for the Six Months Ended September 30, 2009:

	Derivatives not accounted for as hedging instruments
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Other Contracts	Total
Realized (Loss) on Derivatives Recognized as a Result from Operations:
Net realized (loss) on futures contracts, written options and swaps	$(779)	$0	$(3,366)	$0	$0	$(4,145)

Net Change in Unrealized Appreciation on Derivatives Recognized as a Result from Operations:
Net change in unrealized appreciation on futures contracts, written options and swaps	$746	$0	$4,271	$0	$0	$5,017

^	See note 2 in the Notes to Financial Statements for additional information.

See Accompanying Notes	Semiannual Report	September 30, 2009	45

Financial Highlights

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (a)	Net Realized/ Unrealized Gain (Loss) on Investments	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Basis Return of Capital

California Intermediate Municipal Bond Fund
Class A
09/30/2009+	$8.72	$0.17	$0.75	$0.92	$(0.17)	$0.00	$0.00
03/31/2009	9.47	0.37	(0.74)	(0.37)	(0.38)	0.00	0.00
03/31/2008	9.93	0.38	(0.47)	(0.09)	(0.37)	0.00	0.00
03/31/2007	9.83	0.36	0.10	0.46	(0.36)	0.00	0.00
03/31/2006	9.96	0.35	(0.13)	0.22	(0.35)	0.00	0.00
03/31/2005	10.22	0.38	(0.26)	0.12	(0.38)	0.00	0.00
Class C
08/31/2009 - 09/30/2009+	9.15	0.02	0.32	0.34	(0.02)	0.00	0.00

California Short Duration Municipal Income Fund
Class A
09/30/2009+	$9.99	$0.10	$0.15	$0.25	$(0.10)	$0.00	$0.00
03/31/2009	9.99	0.24	0.02	0.26	(0.26)	0.00	0.00
03/31/2008	10.04	0.30	(0.04)	0.26	(0.31)	0.00	0.00
08/31/2006 - 03/31/2007	10.00	0.15	0.06	0.21	(0.17)	0.00	0.00
Class C
08/31/2009 - 09/30/2009+	10.07	0.01	0.07	0.08	(0.01)	0.00	0.00

High Yield Municipal Bond Fund
Class A
09/30/2009+	$6.76	$0.22	$1.34	$1.56	$(0.22)	$0.00	$0.00
03/31/2009	9.03	0.49	(2.27)	(1.78)	(0.49)	0.00	0.00
03/31/2008	10.63	0.46	(1.59)	(1.13)	(0.47)	0.00	0.00
07/31/2006 - 03/31/2007	10.00	0.30	0.65	0.95	(0.31)	(0.01)	0.00
Class C
09/30/2009+	6.76	0.19	1.34	1.53	(0.19)	0.00	0.00
03/31/2009	9.03	0.43	(2.27)	(1.84)	(0.43)	0.00	0.00
03/31/2008	10.63	0.39	(1.60)	(1.21)	(0.39)	0.00	0.00
12/29/2006 - 03/31/2007	10.52	0.09	0.12	0.21	(0.10)	0.00	0.00

+	Unaudited
*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)	Effective October 1, 2004, the administrative expense was reduced to 0.35%.

46	PIMCO Funds	See Accompanying Notes

Total Distributions	Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$(0.17)	$9.47	10.70%	$36,579	0.77	5%*	0.77	5%*	0.77	5%*	0.77	5%*	3.84	%*	36%
(0.38)	8.72	(3.99)	39,954	0.77	5	0.77	5	0.77	5	0.77	5	4.05		72
(0.37)	9.47	(0.95)	33,277	0.79	5(e)	0.79	5(e)	0.79	5(e)	0.79	5(e)	3.90		37
(0.36)	9.93	4.74	34,107	0.82	5	0.82	5	0.82	5	0.82	5	3.64		59
(0.35)	9.83	2.25	46,314	0.94	(c)	0.94	(c)	0.84	(c)	0.84	(c)	3.53		131
(0.38)	9.96	1.17	44,676	1.03	(b)	1.03	(b)	0.87	(b)	0.87	(b)	3.75		43

(0.02)	9.47	3.74	11	1.52	5*	1.52	5*	1.52	5*	1.52	5*	2.86	*	36

$(0.10)	$10.14	2.50%	$76,007	0.75	%*	0.75	%*	0.75	%*	0.75	%*	1.94	%*	44%
(0.26)	9.99	2.61	30,946	0.75		0.75		0.75		0.75		2.44		173
(0.31)	9.99	2.60	9,343	0.77	(e)	0.77	(e)	0.77	(e)	0.77	(e)	3.00		92
(0.17)	10.04	2.11	2,470	0.70	*(d)	5.01	*	0.70	*(d)	5.01	*	2.52	*	83

(0.01)	10.14	0.80	20	1.50	*	1.50	*	1.50	*	1.50	*	1.13	*	44

$(0.22)	$8.10	23.39%	$87,578	0.79	%*	0.85	%*	0.79	%*	0.85	%*	5.84	%*	43%
(0.49)	6.76	(20.22)	57,044	0.79		0.85		0.79		0.85		6.17		140
(0.47)	9.03	(10.93)	42,761	0.84	(f)	0.90	(f)	0.84	(f)	0.90	(f)	4.65		160
(0.32)	10.63	9.61	24,068	0.95	*	1.84	*	0.95	*	1.84	*	4.31	*	94

(0.19)	8.10	22.93	39,115	1.54	*	1.60	*	1.54	*	1.60	*	5.09	*	43
(0.43)	6.76	(20.82)	25,229	1.54		1.60		1.54		1.60		5.42		140
(0.39)	9.03	(11.62)	19,087	1.59	(f)	1.65	(f)	1.59	(f)	1.65	(f)	4.00		160
(0.10)	10.63	2.32	2,496	1.70	*	3.49	*	1.70	*	3.49	*	3.50	*	94

(c)	Effective October 1, 2005, the Fund's advisory fee was reduced by 0.025% to 0.225%.
(d)	PIMCO and the Distributor have contractually agreed to waive 0.05% of the Fund's administrative fee and distribution and/or service/12b-1 Fees.
(e)	Effective October 1, 2007, the administrative expense was reduced by 0.05% to 0.30%.
(f)	Effective October 1, 2007, the administrative expense was reduced by 0.10% to 0.30%.

Semiannual Report	September 30, 2009	47

Financial Highlights  (Cont.)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (a)	Net Realized/ Unrealized Gain (Loss) on Investments	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Basis Return of Capital

Municipal Bond Fund
Class A
09/30/2009+	$7.85	$0.18	$1.15	$1.33	$(0.18)	$0.00	$0.00
03/31/2009	9.67	0.40	(1.81)	(1.41)	(0.41)	0.00	0.00
03/31/2008	10.31	0.40	(0.64)	(0.24)	(0.40)	0.00	0.00
03/31/2007	10.18	0.38	0.13	0.51	(0.38)	0.00	0.00
03/31/2006	10.14	0.37	0.02	0.39	(0.35)	0.00	0.00
03/31/2005	10.32	0.39	(0.19)	0.20	(0.38)	0.00	0.00
Class B
09/30/2009+	7.85	0.15	1.15	1.30	(0.15)	0.00	0.00
03/31/2009	9.67	0.34	(1.81)	(1.47)	(0.35)	0.00	0.00
03/31/2008	10.31	0.32	(0.63)	(0.31)	(0.33)	0.00	0.00
03/31/2007	10.18	0.30	0.14	0.44	(0.31)	0.00	0.00
03/31/2006	10.14	0.30	0.02	0.32	(0.28)	0.00	0.00
03/31/2005	10.32	0.31	(0.19)	0.12	(0.30)	0.00	0.00
Class C
09/30/2009+	7.85	0.16	1.15	1.31	(0.16)	0.00	0.00
03/31/2009	9.67	0.36	(1.81)	(1.45)	(0.37)	0.00	0.00
03/31/2008	10.31	0.35	(0.64)	(0.29)	(0.35)	0.00	0.00
03/31/2007	10.18	0.33	0.13	0.46	(0.33)	0.00	0.00
03/31/2006	10.14	0.32	0.02	0.34	(0.30)	0.00	0.00
03/31/2005	10.32	0.34	(0.19)	0.15	(0.33)	0.00	0.00

MuniGO Fund
Class A
07/01/2009 - 09/30/2009+	$10.00	$0.06	$0.46	$0.52	$(0.05)	$0.00	$0.00
Class C
07/01/2009 - 09/30/2009+	10.00	0.04	0.47	0.51	(0.04)	0.00	0.00

New York Municipal Bond Fund
Class A
09/30/2009+	$10.13	$0.20	$0.85	$1.05	$(0.20)	$0.00	$0.00
03/31/2009	10.68	0.36	(0.51)	(0.15)	(0.38)	(0.02)	0.00
03/31/2008	10.88	0.37	(0.18)	0.19	(0.37)	(0.02)	0.00
03/31/2007	10.76	0.37	0.14	0.51	(0.37)	(0.02)	0.00
03/31/2006	10.77	0.33	0.00	0.33	(0.33)	(0.01)	0.00
03/31/2005	10.87	0.33	(0.10)	0.23	(0.33)	0.00	0.00
Class C
08/31/2009 - 09/30/2009+	10.59	0.02	0.40	0.42	(0.03)	0.00	0.00

+	Unaudited
*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)	Effective October 1, 2004, the administrative expense was reduced to 0.35%.

48	PIMCO Funds	See Accompanying Notes

Total Distributions	Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$(0.18)	$9.00	17.16%	$121,339	0.77	5%*	0.77	5%*	0.77	5%*	0.77	5%*	4.40	%*	33%
(0.41)	7.85	(14.86)	87,958	0.77	5	0.77	5	0.77	5	0.77	5	4.55		100
(0.40)	9.67	(2.36)	72,205	0.88	5(d)	0.88	5(d)	0.80	5(d)	0.80	5(d)	3.96		64
(0.38)	10.31	5.12	76,698	0.87	5	0.87	5	0.82	5	0.82	5	3.70		76
(0.35)	10.18	3.94	65,423	1.07	(c)	1.07	(c)	0.84	(c)	0.84	(c)	3.64		63
(0.38)	10.14	1.96	54,983	1.06	(b)	1.06	(b)	0.88	(b)	0.88	(b)	3.83		56

(0.15)	9.00	16.71	13,163	1.52	5*	1.52	5*	1.52	5*	1.52	5*	3.65	*	33
(0.35)	7.85	(15.50)	13,727	1.52	6	1.52	6	1.52	6	1.52	6	3.76		100
(0.33)	9.67	(3.09)	23,379	1.63	5(d)	1.63	5(d)	1.55	5(d)	1.55	5(d)	3.21		64
(0.31)	10.31	4.36	30,371	1.63	5	1.63	5	1.57	5	1.57	5	2.97		76
(0.28)	10.18	3.17	34,401	1.82	(c)	1.82	(c)	1.59	(c)	1.59	(c)	2.91		63
(0.30)	10.14	1.20	40,015	1.81	(b)	1.81	(b)	1.63	(b)	1.63	(b)	3.07		56

(0.16)	9.00	16.87	66,750	1.27	5*	1.27	5*	1.27	5*	1.27	5*	3.90	*	33
(0.37)	7.85	(15.28)	53,405	1.27	5	1.27	5	1.27	5	1.27	5	4.05		100
(0.35)	9.67	(2.85)	60,036	1.38	5(d)	1.38	5(d)	1.30	5(d)	1.30	5(d)	3.46		64
(0.33)	10.31	4.60	67,140	1.38	5	1.38	5	1.32	5	1.32	5	3.20		76
(0.30)	10.18	3.42	65,179	1.57	(c)	1.57	(c)	1.34	(c)	1.34	(c)	3.16		63
(0.33)	10.14	1.45	69,930	1.56	(b)	1.56	(b)	1.38	(b)	1.38	(b)	3.33		56

$(0.05)	$10.47	5.17%	$2,185	0.74	%*	0.75	%*	0.74	%*	0.75	%*	2.27	%*	59%

(0.04)	10.47	5.06	341	1.20	*	1.25	*	1.20	*	1.25	*	1.53	*	59

$(0.20)	$10.98	10.44%	$38,953	0.77	5%*	0.77	5%*	0.77	5%*	0.77	5%*	3.73	%*	21%
(0.40)	10.13	(1.42)	28,996	0.77	5	0.77	5	0.77	5	0.77	5	3.49		121
(0.39)	10.68	1.74	23,010	0.79	5(d)	0.79	5(d)	0.79	5(d)	0.79	5(d)	3.40		44
(0.39)	10.88	4.81	19,184	0.85	5	0.85	5	0.82	5	0.82	5	3.43		29
(0.34)	10.76	3.08	17,856	0.84	(e)	0.84	(e)	0.84	(e)	0.84	(e)	3.02		48
(0.33)	10.77	2.14	16,135	0.87	(b)	0.87	(b)	0.87	(b)	0.87	(b)	3.04		42

(0.03)	10.98	3.92	10	1.52	5*	1.52	5*	1.52	5*	1.52	5*	2.66	*	21

(c)	Effective October 1, 2005, the Fund's advisory fee was reduced by 0.025% to 0.225%.
(d)	Effective October 1, 2007, the administrative expense was reduced by 0.05% to 0.30%.
(e)	Effective October 1, 2005, the Fund’s advisory fee was reduced by 0.025% to 0.225%.

Semiannual Report	September 30, 2009	49

Financial Highlights  (Cont.)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (a)	Net Realized/ Unrealized Gain (Loss) on Investments	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Basis Return of Capital

Short Duration Municipal Income Fund
Class A
09/30/2009+	$8.20	$0.08	$0.30	$0.38	$(0.08)	$0.00	$0.00
03/31/2009	9.54	0.31	(1.33)	(1.02)	(0.32)	0.00	0.00
03/31/2008	9.95	0.34	(0.41)	(0.07)	(0.34)	0.00	0.00
03/31/2007	9.96	0.31	(0.01)	0.30	(0.31)	0.00	0.00
03/31/2006	9.95	0.31	0.01	0.32	(0.31)	0.00	0.00
03/31/2005	10.17	0.24	(0.22)	0.02	(0.24)	0.00	0.00
Class C
09/30/2009+	8.20	0.07	0.29	0.36	(0.06)	0.00	0.00
03/31/2009	9.54	0.27	(1.32)	(1.05)	(0.29)	0.00	0.00
03/31/2008	9.95	0.31	(0.41)	(0.10)	(0.31)	0.00	0.00
03/31/2007	9.96	0.29	(0.01)	0.28	(0.29)	0.00	0.00
03/31/2006	9.95	0.28	0.01	0.29	(0.28)	0.00	0.00
03/31/2005	10.17	0.21	(0.22)	(0.01)	(0.21)	0.00	0.00

+	Unaudited
*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the year or period.

50	PIMCO Funds	See Accompanying Notes

Total Distributions	Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$(0.08)	$8.50	4.59%	$137,221	0.75	%*	0.75	%*	0.75	%*	0.75	%*	1.89	%*	56%
(0.32)	8.20	(10.92)	88,621	0.75		0.75		0.75		0.75		3.40		155
(0.34)	9.54	(0.77)	62,549	0.78	(d)	0.78	(d)	0.78	(d)	0.78	(d)	3.43		35
(0.31)	9.95	3.09	86,895	0.75	(c)	0.80		0.70	(c)	0.75		3.16		71
(0.31)	9.96	3.24	120,178	0.80	(c)	0.85		0.70	(c)	0.85		3.09		79
(0.24)	9.95	0.20	199,843	0.81	(b)(c)	0.86	(b)	0.81	(b)(c)	0.86	(b)	2.37		104

(0.06)	8.50	4.43	23,301	1.05	*	1.05	*	1.05	*	1.05	*	1.61	*	56
(0.29)	8.20	(11.18)	18,915	1.05		1.05		1.05		1.05		3.07		155
(0.31)	9.54	(1.07)	19,764	1.08	(d)	1.08	(d)	1.08	(d)	1.08	(d)	3.13		35
(0.29)	9.95	2.80	26,052	1.05	(c)	1.10		1.00	(c)	1.05		2.87		71
(0.28)	9.96	2.94	35,294	1.10	(c)	1.15		1.00	(c)	1.05		2.79		79
(0.21)	9.95	(0.10)	49,751	1.11	(b)(c)	1.16	(b)	1.11	(b)(c)	1.16	(b)	2.07		104

(b)	Effective October 1, 2004, the administrative expense was reduced to 0.35%.
(c)	PIMCO and the Distributor have contractually agreed to waive 0.05% of the Fund's administrative fee and distribution and/or service/12b-1 Fees.
(d)	Effective October 1, 2007, the administrative expense was reduced by 0.05% to 0.30%.

Semiannual Report	September 30, 2009	51

Statements of Assets and Liabilities	(Unaudited) September 30, 2009

(Amounts in thousands, except per share amounts)	California Intermediate Municipal Bond Fund	California Short Duration Municipal Income Fund	High Yield Municipal Bond Fund	Municipal Bond Fund	MuniGO Fund	New York Municipal Bond Fund	Short Duration Municipal Income Fund

Assets:
Investments, at value	$100,861	$179,358	$265,537	$445,922	$25,628	$158,331	$260,607
Repurchase agreements, at value	0	4,124	0	0	0	0	1,663
Cash	90	0	97	36	383	19	1
Deposits with counterparty	0	3	0	0	0	0	0
Receivable for Fund shares sold	186	995	945	650	367	228	7,795
Interest and dividends receivable	1,219	1,824	4,168	5,703	210	2,015	1,922
Variation margin receivable	2	0	0	0	0	0	539
Swap premiums paid	8	0	0	0	0	12	25
Other assets	1	0	0	0	0	0	0
	102,367	186,304	270,747	452,311	26,588	160,605	272,552

Liabilities:
Payable for investments purchased	$945	$4,565	$4,897	$3,694	$1,063	$0	$9,971
Payable for Fund shares redeemed	205	380	1,290	590	4	185	1,157
Dividends payable	38	42	215	272	32	61	59
Accrued related party fees	47	76	166	258	8	75	129
Variation margin payable	1	0	0	0	0	0	539
Recoupment payable to Manager	0	4	5	0	0	0	0
Swap premiums received	8	0	0	0	0	12	25
Unrealized depreciation on swap agreements	0	0	734	1,526	0	0	0
	1,244	5,067	7,307	6,340	1,107	333	11,880

Net Assets	$101,123	$181,237	$263,440	$445,971	$25,481	$160,272	$260,672

Net Assets Consist of:
Paid in capital	$112,918	$178,587	$311,076	$525,301	$24,568	$156,182	$318,480
Undistributed (overdistributed) net investment income	290	(23)	34	988	0	(75)	14
Accumulated undistributed net realized (loss)	(13,464)	(328)	(26,657)	(76,681)	0	(3,126)	(54,371)
Net unrealized appreciation (depreciation)	1,379	3,001	(21,013)	(3,637)	913	7,291	(3,451)
	$101,123	$181,237	$263,440	$445,971	$25,481	$160,272	$260,672

Net Assets:
Class A	$36,579	$76,007	$87,578	$121,339	$2,185	$38,953	$137,221
Class B	0	0	0	13,163	0	0	0
Class C	11	20	39,115	66,750	341	10	23,301
Other Classes	64,533	105,210	136,747	244,719	22,955	121,309	100,150

Shares Issued and Outstanding:
Class A	3,864	7,493	10,816	13,476	209	3,549	16,135
Class B	0	0	0	1,462	0	0	0
Class C	1	2	4,831	7,413	32	1	2,740

Net Asset Value and Redemption Price* Per Share (Net Asset Per Share Outstanding)
Class A	$9.47	$10.14	$8.10	$9.00	$10.47	$10.98	$8.50
Class B	NA	NA	NA	9.00	NA	NA	NA
Class C	9.47	10.14	8.10	9.00	10.47	10.98	8.50

Cost of Investments Owned	$99,482	$176,357	$285,816	$447,955	$24,715	$151,040	$264,058
Cost of Repurchase Agreements Owned	$0	$4,124	$0	$0	$0	$0	$1,663

*	With respect to the A, B and C Classes, the redemption price varies by the length of time the shares are held.

52	PIMCO Funds	See Accompanying Notes

Statements of Operations

Six Months Ended September 30, 2009 (Unaudited)
(Amounts in thousands)	California Intermediate Municipal Bond Fund	California Short Duration Municipal Income Fund	High Yield Municipal Bond Fund	Municipal Bond Fund	MuniGO Fund (1)	New York Municipal Bond Fund	Short Duration Municipal Income Fund

Investment Income:
Interest	$2,286	$2,109	$6,688	$11,530	$125	$3,178	$2,666
Dividends	17	3	25	0	0	0	0
Total Income	2,303	2,112	6,713	11,530	125	3,178	2,666

Expenses:
Investment advisory fees	112	156	302	501	9	158	201
Supervisory and administrative fees	127	161	284	593	9	178	257
Distribution fees - Class B	0	0	0	51	0	0	0
Distribution fees - Class C	0	0	119	149	0	0	32
Servicing fees - Class A	47	62	89	129	1	41	126
Servicing fees - Class B	0	0	0	17	0	0	0
Servicing fees - Class C	0	0	40	74	0	0	26
Distribution and/or servicing fees - Other Classes	4	8	27	28	0	31	30
Interest expense	1	0	0	6	0	0	1
Miscellaneous expense	1	4	5	0	0	0	1
Total Expenses	292	391	866	1,548	19	408	674
Reimbursement by Manager	0	0	(41)	0	0	0	0
Net Expenses	292	391	825	1,548	19	408	674

Net Investment Income	2,011	1,721	5,888	9,982	106	2,770	1,992

Net Realized and Unrealized Gain (Loss):
Net realized (loss) on investments	(3,137)	(323)	(5,955)	(10,486)	0	(287)	(4,621)
Net realized (loss) on futures contracts, written options and swaps	(475)	0	(1,013)	(8,223)	0	(1,699)	(4,145)
Net change in unrealized appreciation on investments	11,293	2,732	43,374	65,609	913	11,510	11,115
Net change in unrealized appreciation on futures contracts, written options and swaps	591	0	2,249	12,603	0	2,169	5,017
Net Gain	8,272	2,409	38,655	59,503	913	11,693	7,366

Net Increase in Net Assets Resulting from Operations	$10,283	$4,130	$44,543	$69,485	$1,019	$14,463	$9,358

(1)	Period from July 1, 2009 to September 30, 2009.

Semiannual Report	September 30, 2009	53

Statements of Changes in Net Assets

	California Intermediate Municipal Bond Fund		California Short Duration Municipal Income Fund		High Yield Municipal Bond Fund

(Amounts in thousands)	Six Months Ended September 30, 2009 (Unaudited)	Year Ended March 31, 2009	Six Months Ended September 30, 2009 (Unaudited)	Year Ended March 31, 2009	Six Months Ended September 30, 2009 (Unaudited)	Year Ended March 31, 2009

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$2,011	$5,619	$1,721	$2,016	$5,888	$12,156
Net realized (loss)	(3,612)	(3,540)	(323)	0	(6,968)	(11,786)
Net change in unrealized appreciation (depreciation)	11,884	(8,962)	2,732	319	45,623	(48,577)
Net increase (decrease) resulting from operations	10,283	(6,883)	4,130	2,335	44,543	(48,207)

Distributions to Shareholders:
From net investment income
Class A	(733)	(1,583)	(487)	(499)	(2,088)	(3,846)
Class B	0	0	0	0	0	0
Class C	0	0	0	0	(811)	(1,314)
Other Classes	(1,286)	(4,227)	(1,234)	(1,578)	(3,010)	(7,159)
From net realized capital gains
Class A	0	0	0	(2)	0	0
Class B	0	0	0	0	0	0
Class C	0	0	0	0	0	0
Other Classes	0	0	0	(9)	0	0

Total Distributions	(2,019)	(5,810)	(1,721)	(2,088)	(5,909)	(12,319)

Fund Share Transactions:
Receipts for shares sold
Class A	5,733	20,087	56,195	43,484	26,447	65,819
Class B	0	0	0	0	0	0
Class C	10	0	20	0	10,496	20,366
Other Classes	11,341	26,708	54,496	130,684	59,159	97,842
Issued as reinvestment of distributions
Class A	477	996	418	430	1,566	2,558
Class B	0	0	0	0	0	0
Class C	0	0	0	0	502	675
Other Classes	1,245	4,135	1,106	1,499	2,810	6,971
Cost of shares redeemed
Class A	(12,602)	(11,135)	(12,435)	(22,210)	(10,610)	(34,188)
Class B	0	0	0	0	0	0
Class C	0	0	0	0	(2,941)	(7,661)
Other Classes	(22,024)	(63,159)	(49,487)	(46,658)	(27,337)	(114,697)
Net increase (decrease) resulting from Fund share transactions	(15,820)	(22,368)	50,313	107,229	60,092	37,685

Fund Redemption Fee	0	0	0	0	1	35

Total Increase (Decrease) in Net Assets	(7,556)	(35,061)	52,722	107,476	98,727	(22,806)

Net Assets:
Beginning of period	108,679	143,740	128,515	21,039	164,713	187,519
End of period*	$101,123	$108,679	$181,237	$128,515	$263,440	$164,713

*Including undistributed (overdistributed) net investment income of:	$290	$298	$(23)	$(23)	$34	$55

54	PIMCO Funds	See Accompanying Notes

Municipal Bond Fund		MuniGO Fund	New York Municipal Bond Fund		Short Duration Municipal Income Fund

Six Months Ended September 30, 2009 (Unaudited)	Year Ended March 31, 2009	Period from July 1, 2009 to September 30, 2009	Six Months Ended September 30, 2009 (Unaudited)	Year Ended March 31, 2009	Six Months Ended September 30, 2009 (Unaudited)	Year Ended March 31, 2009

$9,982	$24,954	$106	$2,770	$4,154	$1,992	$8,775
(18,709)	(47,303)	0	(1,986)	(700)	(8,766)	(27,589)
78,212	(68,039)	913	13,679	(5,597)	16,132	(15,304)
69,485	(90,388)	1,019	14,463	(2,143)	9,358	(34,118)

(2,251)	(3,871)	(8)	(609)	(1,045)	(896)	(3,640)
(247)	(727)	0	0	0	0	0
(1,153)	(2,302)	0	0	0	(156)	(641)
(6,235)	(18,869)	(98)	(2,173)	(3,331)	(814)	(4,956)

0	0	0	0	(46)	0	0
0	0	0	0	0	0	0
0	0	0	0	0	0	0
0	0	0	0	(153)	0	0

(9,886)	(25,769)	(106)	(2,782)	(4,575)	(1,866)	(9,237)

30,677	65,695	2,103	8,742	14,921	68,542	132,752
317	1,998	0	0	0	0	0
8,870	21,666	337	10	0	6,160	10,250
36,156	206,690	22,095	20,286	88,176	66,686	88,538

1,642	2,567	6	328	597	703	2,707
141	370	0	0	0	0	0
709	1,348	0	0	0	85	345
5,577	18,149	35	2,103	3,323	591	3,840

(13,193)	(36,447)	0	(1,831)	(7,836)	(24,287)	(91,365)
(2,873)	(8,171)	0	0	0	0	0
(4,498)	(18,503)	0	0	0	(2,604)	(8,546)
(129,371)	(223,660)	(8)	(11,612)	(35,030)	(57,132)	(110,426)

(65,846)	31,702	24,568	18,026	64,151	58,744	28,095

0	0	0	0	0	0	0

(6,247)	(84,455)	25,481	29,707	57,433	66,236	(15,260)

452,218	536,673	0	130,565	73,132	194,436	209,696
$445,971	$452,218	$25,481	$160,272	$130,565	$260,672	$194,436

$988	$892	$0	$(75)	$(63)	$14	$(112)

Semiannual Report	September 30, 2009	55

Notes to Financial Statements

1.  ORGANIZATION

PIMCO Funds (the “Trust”) was established as a Massachusetts business trust on February 19, 1987. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the Class A, B and C shares (the “Retail Classes”) of seven funds (the “Funds”) offered by the Trust. Certain detailed financial information for the Institutional, P, Administrative and D Classes (the “Other Classes”) is provided separately and is available upon request.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Determination of Net Asset Value  The Net Asset Value (“NAV”) of a Fund’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open. Information that becomes known to a Fund or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

(b) Investment Valuation  For purposes of calculating the NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services.

Domestic and foreign fixed income securities and non-exchange traded derivatives are normally valued on the basis of quotes obtained from brokers and dealers or pricing services. Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair value. Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange. With respect to any portion of a Fund’s assets that are invested in one or more open-end management investment companies, a Fund’s NAV will be calculated based upon the NAVs of such investments. A Fund will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the NAV may change on days when an investor is not able to purchase, redeem or exchange shares.

Securities and other assets for which market quotes are not readily available are valued at fair value as determined in good faith by the Board of Trustees or persons acting at their direction. The Board of Trustees has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the investment adviser, Pacific Investment Management Company LLC (“PIMCO”) the responsibility for applying the valuation methods. For instance, certain securities or investments for which daily market quotes are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to other securities or indices. In the event that market quotes are not readily available, and the security or asset cannot be valued pursuant to one of the valuation methods, the value of the security or asset will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of a Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. The Board of Trustees has delegated to PIMCO the responsibility for monitoring significant events that may materially affect the values of a Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events.

When a Fund uses fair value pricing to determine its NAV, securities will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board of Trustees or persons acting at their direction believe accurately reflects fair value. Fair value pricing may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of a Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board of Trustees or persons acting at their direction would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold.

U.S. GAAP defines fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes and requires disclosure of a fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Levels 1, 2, and 3). Categorization of fair value measurements is determined by the nature of the inputs as follows: inputs using quoted prices in active markets for identical assets or liabilities (“Level 1”), significant other observable inputs (“Level 2”), and significant unobservable inputs (“Level 3”). Valuation levels are not necessarily an indication of the risk associated with investing in those securities. For fair valuations using significant unobservable inputs, U.S. GAAP requires a

56	PIMCO Funds

(Unaudited) September 30, 2009

reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in/out of the Level 3 category during the period. In accordance with the requirements of U.S. GAAP, a fair value hierarchy and Level 3 reconciliation have been included in the Notes to the Schedule of Investments for each respective Fund.

(c) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statements of Operations.

(d) Multiclass Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). For daily dividend Funds, income and non-class specific expenses are allocated daily to each class on the basis of the relative value of settled shares. For non-daily dividend Funds, income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the respective Fund. Class specific expenses, where applicable, currently include supervisory and administrative, distribution and servicing fees.

(e) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by each Fund, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may change the fiscal year when income and capital items are recognized for tax and U.S. GAAP purposes. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of mortgage paydowns, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income and realized capital gain reported on each Fund’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

3.  SECURITIES AND OTHER INVESTMENTS

(a) Mortgage-Related and Other Asset-Backed Securities  Certain Funds may invest in mortgage-related and other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities, stripped mortgage-backed securities, asset-backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage-related and other asset-backed securities are interests in pools of loans or other receivables. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment which consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. The rate of pre-payments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the United States Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

Collateralized Mortgage Obligations (“CMOs”) are debt obligations of a legal entity that is collateralized by mortgages and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including pre-payments. Commercial Mortgage-Backed Securities (“CMBS”) include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in CMBS reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. CMOs and CMBS may be less liquid and may exhibit greater price volatility than other types of mortgage- or asset-backed securities.

Stripped Mortgage-Backed Securities (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statements of Operations. Because little to no principal will be received at the maturity of an IO, adjustments are made to the book value of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statements of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Semiannual Report	September 30, 2009	57

Notes to Financial Statements  (Cont.)

Collateralized Debt Obligations (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) a Fund may invest in CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

(b) Repurchase Agreements  Each Fund may engage in repurchase transactions. Under the terms of a typical repurchase agreement, a Fund takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and a Fund to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Fund’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset in the Statements of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statements of Operations. In periods of increased demand for collateral, a Fund may pay a fee for receipt of collateral, which may result in interest expense to the Fund. Generally, in the event of counterparty default, a Fund has the right to use the collateral to offset losses incurred. If the counterparty should default, a Fund will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

(c) Restricted Securities  Certain Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities may be sold privately, but are required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted securities outstanding at the period ended September 30, 2009 are disclosed in the Notes to the Schedules of Investments.

(d) U.S. Government Agencies or Government-Sponsored Enterprises  Certain Funds may invest in U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. The U.S. Government does not guarantee the net asset value of the Funds’ shares. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the United States government; others, such as those of the Federal Home Loan Bank, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the United States Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation the common stock of which is owned entirely by private stockholders. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the United States Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States Government.

On September 6, 2008, the Federal Housing Finance Agency (“FHFA”) placed FNMA and FHMLC into conservatorship. As the conservator, FHFA succeeded to all rights, titles, powers and privileges of FNMA and FHLMC and of any stockholder, officer or director of FNMA and FHLMC with respect to FNMA and FHLMC and the assets of FNMA and FHLMC. FHFA selected a new chief executive officer and chairman of the board of directors for each of FNMA and FHLMC. On September 7, 2008, the U.S. Treasury announced three additional steps taken by it in connection with the conservatorship. First, the U.S. Treasury entered into a Senior Preferred Stock Purchase Agreement with each of FNMA and FHLMC pursuant to which the U.S. Treasury will purchase up to an aggregate of $100 billion of each of FNMA and FHLMC to maintain a positive net worth in each enterprise. This agreement contains various covenants that severely limit each enterprise’s operations. In exchange for entering into these agreements, the U.S. Treasury received $1 billion of each enterprise’s senior preferred stock and warrants to purchase 79.9% of each enterprise’s common stock. Second, the U.S. Treasury announced the creation of a new secured lending facility which is available to each of FNMA and FHLMC as a liquidity backstop. Third, the U.S. Treasury announced the creation of a temporary program to purchase mortgage-backed securities issued by each of FNMA and FHLMC. Both the liquidity backstop and the mortgage-backed securities purchase program are scheduled to expire in December 2009. FNMA and FHLMC are continuing to operate as going concerns while in conservatorship and each remain liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities. The liquidity backstop and the Senior Preferred Stock Purchase Agreement are both intended to enhance each of FNMA’s and FHLMC’s ability to meet its obligations.

(e) When-Issued Transactions  Certain Funds may purchase or sell securities on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. A commitment by a Fund is made regarding these

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transactions to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. A Fund may sell when-issued securities before they are delivered, which may result in a capital gain or loss.

4.  FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Funds use derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect the Funds’ financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Statements of Operations, each categorized by type of derivative contract, are included in a table in the Notes to Schedules of Investments. The derivative instruments outstanding as of period end as disclosed in the Notes to Schedules of Investments and the amounts of realized and changes in unrealized gains and losses on derivative instruments during the period as disclosed in the Statements of Operations serve as indicators of the volume of derivative activity for the Funds.

(a) Futures Contracts  Certain Funds may enter into futures contracts. A Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by a Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, a Fund is required to deposit with its futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statements of Assets and Liabilities.

(b) Swap Agreements   Certain Funds may invest in swap agreements. Swap agreements are privately negotiated agreements between a Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. A Fund may enter into credit default and other forms of swap agreements to manage its exposure to credit, currency, interest rate and commodity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon values from third party vendors or quotations from market makers to the extent available and the change in value, if any, is recorded as an unrealized gain or loss on the Statements of Assets and Liabilities. In the event that market quotations are not readily available or deemed unreliable, certain swap agreements may be valued pursuant to guidelines established by the Board of Trustees. In the event that market quotes are not readily available and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO.

Payments received or made at the beginning of the measurement period are reflected as such on the Statements of Assets and Liabilities and represent payments made or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as realized gains or losses on the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statements of Operations. Net periodic payments received or paid by a Fund are included as part of realized gains or losses on the Statements of Operations.

Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

A Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between a Fund and the counterparty and by the posting of collateral to a Fund to cover a Fund’s exposure to the counterparty.

Credit Default Swap Agreements  Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on credit default swap agreements, a Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

If a Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction

Semiannual Report	September 30, 2009	59

Notes to Financial Statements  (Cont.)

whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate issues, sovereign issues of an emerging country or U.S. municipal issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). A Fund may use credit default swaps on corporate issues, sovereign issues of an emerging country or U.S. municipal issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on asset-backed securities involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. Unlike credit default swaps on corporate issues, sovereign issues of an emerging country or U.S. municipal issues, deliverable obligations in most instances would be limited to the specific referenced obligation as performance for asset-backed securities can vary across deals. Prepayments, principal paydowns, and other writedown or loss events on the underlying mortgage loans will reduce the outstanding principal balance of the referenced obligation. These reductions may be temporary or permanent as defined under the terms of the swap agreement and the notional amount for the swap agreement will be adjusted by corresponding amounts. A Fund may use credit default swaps on asset-backed securities to provide a measure of protection against defaults of the referenced obligation or to take an active long or short position with respect to the likelihood of a particular referenced obligation’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. A Fund may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit-default swaps on indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, sovereign issues of an emerging country or U.S. municipal issues as of period end are disclosed in the footnotes to the Schedules of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of each individual credit default swap agreements outstanding as of September 30, 2009 for which a Fund is the seller of protection are disclosed in the notes to the Schedules of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Fund for the same referenced entity or entities.

5.  PRINCIPAL RISKS

In the normal course of business the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk), or failure or inability of the other party to a transaction to perform (credit and counterparty risk).

Market Risks  A Fund’s investments in derivatives and other financial instruments expose the Fund to various risks such as, but not limited to, interest rate, foreign currency, equity and commodity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by a Fund is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income’s market price to interest rate (i.e. yield) movements.

The market values of equities, such as common stocks and preferred stocks or equity related investments such as futures, options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

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Credit and Counterparty Risks  A Fund will be exposed to credit risk on parties with whom it trades and will also bear the risk of settlement default. A Fund minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. A Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, a Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default. Financial assets, which potentially expose a Fund to counterparty risk, consist principally of cash due from counterparties and investments. PIMCO, as the investment adviser, minimizes counterparty risks to the Funds by performing extensive reviews of each counterparty and obtaining approval from the Counterparty Risk Committee prior to entering into transactions with a third party. All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once a Fund has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

A Fund is subject to various Master Agreements, which govern the terms of certain transactions with select counterparties. These Master Agreements reduce the counterparty risk associated with relevant transactions by allowing a Fund to net contracts in the event of default. All amounts with the counterparty are terminated and settled on a net basis. A Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements (“Master Repo Agreements”) govern transactions between a Fund and select counterparties. The Master Repo Agreements maintain provisions for, initiation, income payments, events of default, and maintenance of collateral for Repurchase Agreements.

International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) govern transactions, over-the-counter derivative and foreign exchange contracts, entered into by a Fund and those counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to early terminate could be material to the financial statements.

6.  FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Global Investors of America L.P. (“AGI”), and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from each Fund, at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”), and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory and Supervisory and Administrative Fees for all classes are charged at an annual rate as noted in the following table:

	Investment Advisory Fee		Supervisory and Administrative Fee

Fund Name	All Classes		Institutional Class	Administrative Class	A, B and C Classes		Class D		Class P
California Intermediate Municipal Bond Fund	0.225%		0.22%	N/A	0.30%		0.30%		0.32%
California Short Duration Municipal Income Fund	0.20%	(1)	0.15%	N/A	0.30%		0.30%		0.25%
High Yield Municipal Bond Fund	0.30%	(2)	0.25%	N/A	0.30%	(3)	0.30%	(3)	0.35%
Municipal Bond Fund	0.225%	(4)	0.24%	0.24%	0.30%		0.30%		0.34%
MuniGO Fund	0.20%		0.20%	N/A	0.30%		0.30%		0.30%
New York Municipal Bond Fund	0.225%		0.22%	N/A	0.30%		0.30%		N/A
Short Duration Municipal Income Fund	0.20%	(1)	0.15%	0.15%	0.30%		0.30%		0.25%

(1)	Effective October 1, 2009, the Fund’s Investment Advisory Fee was reduced by 0.02% to 0.18% per annum.
(2)	PIMCO has contractually agreed, through July 31, 2010, to waive 0.01% of the Investment Advisory Fee to 0.29%.
(3)	PIMCO has contractually agreed, through July 31, 2010, to waive 0.05% of the Supervisory and Administrative Fee to 0.25%.
(4)	Effective October 1, 2009, the Fund’s Investment Advisory Fee was reduced by 0.025% to 0.20% per annum.

(c) Distribution and Servicing Fees  Allianz Global Investors Distributors LLC (“AGID”) is an indirect wholly-owned subsidiary of AGI and serves as the distributor (the “Distributor”) of the Trust’s shares. The Trust is permitted to reimburse AGID on a quarterly basis, out of the Administrative Class assets of each Fund offering Administrative Class Shares in an amount up to 0.25% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Fund shares as their funding medium. Unreimbursed costs may be carried forward for reimbursement for up to twelve months beyond the date in which it is incurred, subject always to the limit that not more than 0.25% of the average daily net assets attributable to an Administrative Class may be expensed. The effective rate paid to AGID was 0.25% during the current fiscal year with no unreimbursed costs to be carried forward as of September 30, 2009.

Semiannual Report	September 30, 2009	61

Notes to Financial Statements  (Cont.)

Pursuant to the Distribution and Servicing Plans adopted by the A, B, C, D and R Classes of the Trust, the Trust compensates AGID or an affiliate for services provided and expenses incurred in connection with assistance rendered in the sale of shares and services rendered to shareholders and for maintenance of shareholder accounts of the A, B, C, D and R Classes. The Trust paid AGID distribution and servicing fees at effective rates as set forth in the following table (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Allowable Rate
	Distribution Fee	Servicing Fee

Class A
All Funds	—	0.25%
Class B
All Funds	0.75%	0.25%
Class C
Municipal Bond and MuniGO Funds	0.50%	0.25%
Short Duration Municipal Income Fund	0.30%	0.25%
All other Funds	0.75%	0.25%
Class D
All Funds	—	0.25%

AGID also receives the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares, except for the Money Market Fund, and the contingent deferred sales charges paid by the shareholders upon certain redemptions of A, B and C Class shares. For the period ended September 30, 2009, AGID received $10,171,822 from the Trust representing commissions (sales charges) and contingent deferred sales charges.

(d) Redemption Fees  Prior to May 1, 2009, shareholders of certain Funds were subject to a Redemption Fee on redemptions and exchanges of 2.00% of the NAV of the Fund shares redeemed or exchanged. Effective May 1, 2009, the Funds no longer impose Redemption Fees. Actual redemption fees charged are reported on the Statements of Changes in Net Assets.

(e) Fund Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

PIMCO has agreed to waive a portion of the California Short Duration Municipal Income, High Yield Municipal Bond and MuniGO Funds’ Supervisory and Administrative Fees in each Fund’s first fiscal year, to the extent that the payment of each Fund’s pro rata share of organizational expenses and Trustee Fees cause the actual expense ratio to rise above the rates disclosed in the then-current prospectus plus 0.0049% as set forth below (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

Fund Name	Inst’l Class	Class A	Class C	Class D	Class P
California Short Duration Municipal Income Fund	0.35%	0.70%	—	0.70%	—
High Yield Municipal Bond Fund	0.55%	0.95%	1.70%	0.95%	—
MuniGO Fund	0.40%	0.75%	1.25%	0.75%	0.50%

PIMCO may be reimbursed for these waived amounts in future periods, not to exceed thirty-six months after the waiver. Expenses that have been waived may still be reimbursed by the Administrator, to the extent the Funds’ annualized total portfolio operating expenses plus the amount so reimbursed does not exceed the operating expense limitation. The recoverable amounts to the Administrator at September 30, 2009, were as follows (amounts in thousands):

Fund Name	Recoverable Amounts
California Short Duration Municipal Income Fund	$29
High Yield Municipal Bond Fund	54

Each unaffiliated Trustee receives an annual retainer of $100,000, plus $9,500 for each Board of Trustees meeting attended in person, $750 ($1,000 in the case of the audit committee chair) for each committee meeting attended and $1,500 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $15,000 and each other committee chair receives an additional annual retainer of $1,500.

The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

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7.  RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 6 and the accrued related party fees amounts are disclosed in the Statements of Assets and Liabilities.

Certain Funds are permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Funds from or to another fund or portfolio that are, or could be, considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the period ended September 30, 2009, the Fund below engaged in purchases and sales of securities pursuant to the Rule 17a-7 of the Act (amounts in thousands):

Fund Name	Purchases	Sales
California Intermediate Municipal Bond Fund	$0	$5,352
California Short Duration Municipal Income Fund	7,780	0
High Yield Municipal Bond Fund	4,684	0
Municipal Bond Fund	3,425	13,718
MuniGO Fund	2,409	0
New York Municipal Bond Fund	1,829	0
Short Duration Municipal Income Fund	10,502	1,322

8.  GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.

9.  PURCHASES AND SALES OF SECURITIES

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended September 30, 2009, were as follows (amounts in thousands):

	U.S. Government/Agency		All Other
Fund Name	Purchases	Sales	Purchases	Sales
California Intermediate Municipal Bond Fund	$0	$0	$35,292	$47,673
California Short Duration Municipal Income Fund	4	2	125,274	70,879
High Yield Municipal Bond Fund	0	0	154,133	86,775
Municipal Bond Fund	0	0	146,244	206,587
MuniGO Fund	0	0	34,828	10,092
New York Municipal Bond Fund	0	0	46,397	30,737
Short Duration Municipal Income Fund	0	0	176,349	111,704

Semiannual Report	September 30, 2009	63

Notes to Financial Statements  (Cont.)

10.  SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	California Intermediate Municipal Bond Fund				California Short Duration Municipal Income Fund				High Yield Municipal Bond Fund
	Six Months Ended 09/30/2009		Year Ended 03/31/2009		Six Months Ended 09/30/2009		Year Ended 03/31/2009		Six Months Ended 09/30/2009		Year Ended 03/31/2009
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Receipts for shares sold
Class A	631	$5,733	2,217	$20,087	5,591	$56,195	4,360	$43,484	3,626	$26,447	7,897	$65,819
Class B	0	0	0	0	0	0	0	0	0	0	0	0
Class C	1	10	0	0	2	20	0	0	1,433	10,496	2,561	20,366
Other Classes	1,257	11,341	2,976	26,708	5,416	54,496	13,141	130,684	7,995	59,159	11,919	97,842
Issued as reinvestment of distributions
Class A	53	477	111	996	42	418	43	430	211	1,566	335	2,558
Class B	0	0	0	0	0	0	0	0	0	0	0	0
Class C	0	0	0	0	0	0	0	0	68	502	90	675
Other Classes	138	1,245	457	4,135	111	1,106	150	1,499	379	2,810	889	6,971
Cost of shares redeemed
Class A	(1,403)	(12,602)	(1,259)	(11,135)	(1,237)	(12,435)	(2,242)	(22,210)	(1,454)	(10,610)	(4,535)	(34,188)
Class B	0	0	0	0	0	0	0	0	0	0	0	0
Class C	0	0	0	0	0	0	0	0	(400)	(2,941)	(1,035)	(7,661)
Other Classes	(2,461)	(22,024)	(7,215)	(63,159)	(4,921)	(49,487)	(4,697)	(46,658)	(3,671)	(27,337)	(14,539)	(114,697)
Net increase (decrease) resulting from Fund share transactions	(1,784)	$(15,820)	(2,713)	$(22,368)	5,004	$50,313	10,755	$107,229	8,187	$60,092	3,582	$37,685

	Municipal Bond Fund				MuniGO Fund		New York Municipal Bond Fund
	Six Months Ended 09/30/2009		Year Ended 03/31/2009		Period from 07/01/2009 to 09/30/2009		Six Months Ended 09/30/2009		Year Ended 03/31/2009
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Receipts for shares sold
Class A	3,667	$30,677	7,670	$65,695	208	$2,103	832	$8,742	1,409	$14,921
Class B	38	317	228	1,998	0	0	0	0	0	0
Class C	1,065	8,870	2,524	21,666	32	337	1	10	0	0
Other Classes	4,322	36,156	22,979	206,690	2,190	22,095	1,938	20,286	8,473	88,176
Issued as reinvestment of distributions
Class A	195	1,642	298	2,567	1	6	31	328	58	597
Class B	17	141	42	370	0	0	0	0	0	0
Class C	84	709	156	1,348	0	0	0	0	0	0
Other Classes	665	5,577	2,079	18,149	3	35	200	2,103	324	3,323
Cost of shares redeemed
Class A	(1,588)	(13,193)	(4,234)	(36,447)	0	0	(176)	(1,831)	(760)	(7,836)
Class B	(341)	(2,873)	(940)	(8,171)	0	0	0	0	0	0
Class C	(538)	(4,498)	(2,088)	(18,503)	0	0	0	0	0	0
Other Classes	(15,651)	(129,371)	(26,629)	(223,660)	(1)	(8)	(1,111)	(11,612)	(3,466)	(35,030)
Net increase (decrease) resulting from Fund share transactions	(8,065)	$(65,846)	2,085	$31,702	2,433	$24,568	1,715	$18,026	6,038	$64,151

64	PIMCO Funds

(Unaudited) September 30, 2009

	Short Duration Municipal Income Fund
	Six Months Ended 09/30/2009		Year Ended 03/31/2009
	Shares	Amount	Shares	Amount

Receipts for shares sold
Class A	8,143	$68,542	14,205	$132,752
Class B	0	0	0	0
Class C	734	6,160	1,193	10,250
Other Classes	7,920	66,686	9,538	88,538
Issued as reinvestment of distributions
Class A	84	703	302	2,707
Class B	0	0	0	0
Class C	10	85	39	345
Other Classes	71	591	426	3,840
Cost of shares redeemed
Class A	(2,897)	(24,287)	(10,258)	(91,365)
Class B	0	0	0	0
Class C	(310)	(2,604)	(997)	(8,546)
Other Classes	(6,812)	(57,132)	(12,718)	(110,426)
Net increase resulting from Fund share transactions	6,943	$58,744	1,730	$28,095

11.  REGULATORY AND LITIGATION MATTERS

PIMCO, a subsidiary of AGI, and PIMCO Funds are the subject of a lawsuit in the Northern District of Illinois Eastern Division in which the complaint alleges that plaintiffs each purchased and sold a 10-year Treasury note futures contract and suffered damages from an alleged shortage when PIMCO held both physical and futures positions in 10-year Treasury notes for its client accounts. In July 2007, the court granted class certification of a class consisting of those persons who purchased futures contracts to offset short positions between May 9, 2005 and June 30, 2005. Management currently believes that the complaint is without merit and PIMCO and PIMCO Funds intend to vigorously defend against this action.

In April 2006, certain registered investment companies and other funds managed by PIMCO were served in an adversary proceeding brought by the Official Committee of Asbestos Claimants of G-I Holdings, Inc. in G-I Holdings, Inc.’s bankruptcy in the District of New Jersey. In July 2004, PIMCO was named in this lawsuit and remains a defendant. The plaintiff seeks to recover for the bankruptcy estate assets that were transferred by the predecessor entity of G-I Holdings, Inc. to a wholly-owned subsidiary in 1994. The subsidiary has since issued notes, of which certain registered investment companies and other funds managed by PIMCO are alleged to be holders. The complaint alleges that in 2000, more than two hundred noteholders—including certain registered investment companies and other funds managed by PIMCO—were granted a second priority lien on the assets of the subsidiary in exchange for their consent to a refinancing transaction and the granting of a first priority lien to the lending banks. The plaintiff is seeking invalidation of the lien in favor of the noteholders and/or the value of the lien. A Plan of Reorganization (the “Plan”) is currently under consideration by the Court in the underlying bankruptcy case. If the Plan is approved, it is expected that the adversary proceeding to which PIMCO and other funds managed by PIMCO (“PIMCO Entities”) are parties will be dismissed. It is not known at this time when the Plan may be approved, if at all. In the meantime, the adversary proceeding is stayed. This matter is not expected to have a material adverse effect on the relevant PIMCO Entities.

12.  FEDERAL INCOME TAX MATTERS

Each Fund intends to qualify as a regulated investment company under sub-chapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

As of September 30, 2009, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns.

As of September 30, 2009, the aggregate cost of investments was the same for federal income tax and financial statement purposes. The net unrealized appreciation/(depreciation) of investment securities for federal income tax purposes were as follows (amounts in thousands):

Fund Name	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (1)
California Intermediate Municipal Bond Fund	$3,664	$(2,285)	$1,379
California Short Duration Municipal Income Fund	3,187	(186)	3,001
High Yield Municipal Bond Fund	10,029	(30,308)	(20,279)
Municipal Bond Fund	13,691	(15,724)	(2,033)
MuniGO Fund	913	0	913
New York Municipal Bond Fund	9,999	(2,708)	7,291
Short Duration Municipal Income Fund	2,362	(5,813)	(3,451)

(1)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals.

Semiannual Report	September 30, 2009	65

Notes to Financial Statements  (Cont.)

13.  SUBSEQUENT EVENTS

PIMCO has evaluated the possibility of subsequent events existing in the Funds’ financial statements through November 25, 2009, the date that the financial statements were available to be issued. PIMCO has determined that there are no additional material events that would require disclosure in the Funds’ financial statements through this date.

66	PIMCO Funds

GLOSSARY: (abbreviations that may be used in the preceding statements)	(Unaudited)

Counterparty Abbreviations:
ABN	ABN AMRO Bank, N.V.	CITI	Citigroup, Inc.	MSC	Morgan Stanley
AIG	AIG International, Inc.	CSFB	Credit Suisse First Boston	RBC	Royal Bank of Canada
BCLY	Barclays Bank PLC	DUB	Deutsche Bank AG	RBS	Royal Bank of Scotland Group PLC
BNP	BNP Paribas Bank	GSC	Goldman Sachs & Co.	SOG	Societe Generale
BOA	Bank of America	HSBC	HSBC Bank USA	SSB	State Street Bank and Trust Co.
BSN	Bank of Nova Scotia	JPM	JPMorgan Chase & Co.	UBS	UBS Warburg LLC
CBA	Commonwealth Bank of Australia	MLP	Merrill Lynch & Co., Inc.	WAC	Wachovia Bank N.A.

Currency Abbreviations:
AED	UAE Dirham	HKD	Hong Kong Dollar	PLN	Polish Zloty
ARS	Argentine Peso	HUF	Hungarian Forint	RON	Romanian New Leu
AUD	Australian Dollar	IDR	Indonesian Rupiah	RUB	Russian Ruble
BRL	Brazilian Real	ILS	Israeli Shekel	SAR	Saudi Riyal
CAD	Canadian Dollar	INR	Indian Rupee	SEK	Swedish Krona
CHF	Swiss Franc	JPY	Japanese Yen	SGD	Singapore Dollar
CLP	Chilean Peso	KRW	South Korean Won	THB	Thai Baht
CNY	Chinese Renminbi	KWD	Kuwaiti Dinar	TRY	Turkish New Lira
COP	Colombian Peso	MXN	Mexican Peso	TWD	Taiwanese Dollar
CZK	Czech Koruna	MYR	Malaysian Ringgit	UAH	Ukrainian Hryvnia
DKK	Danish Krone	NOK	Norwegian Krone	USD	United States Dollar
EGP	Egyptian Pound	NZD	New Zealand Dollar	UYU	Uruguayan Peso
EUR	Euro	PEN	Peruvian New Sol	ZAR	South African Rand
GBP	British Pound	PHP	Philippine Peso

Exchange Abbreviations:
AMEX	American Stock Exchange	ICE	IntercontinentalExchange®	NYBEX	New York Board of Trade
CBOE	Chicago Board Options Exchange	ICEX	Iceland Stock Exchange	NYMEX	New York Mercantile Exchange
CBOT	Chicago Board of Trade	KCBT	Kansas City Board of Trade	NYFE	New York Futures Exchange
CME	Chicago Mercantile Exchange	LIFFE	London International Financial Futures Exchange	NYSE	New York Stock Exchange
FTSE	Financial Times Stock Exchange	LMEX	London Metal Exchange	OTC	Over-the-Counter

Index Abbreviations:
ABX.HE	Asset-Backed Securities Index-Home Equity	DJAIGTR	Dow Jones-AIG Total Return Commodity Index	eRAFI	enhanced Research Affiliates Fundamental Index
BCC2GO1P	Barclays Capital Gas Oil 1M Deferred S2 Excess Return Index	DJAIHGTR	Dow Jones-AIG Copper Total Return Sub-Index	eRAFI EM	eRAFI Emerging Markets Index
BCC2LP1P	Barclays Capital Copper 1M Deferred S2 Excess Return Index	DJAIWHTR	Dow Jones-AIG Wheat Total Return Sub-Index	FRCPXTOB	France Consumer Price ex-Tobacco Index
CDX.EM	Credit Derivatives Index-Emerging Markets	DJUBHGTR	Dow Jones-UBS Copper Subindex Total Return	GSCITR	Goldman Sachs Commodity Total Return Index
CDX.HVol	Credit Derivatives Index-High Volatility	DJUBS	Dow Jones-UBS Commodity Index	HICP	Harmonized Index of Consumer Prices
CDX.HY	Credit Derivatives Index-High Yield	DJUBSAL	Dow Jones-UBS Aluminum Sub-Index	LCDX	Liquid Credit Derivative Index
CDX.IG	Credit Derivatives Index-Investment Grade	DJUBSLI	Dow Jones-UBS Livestock Sub-Index	MCDX	Municipal Bond Credit Derivative Index
CDX.NA	Credit Derivatives Index-North America	DJUBSNI	Dow Jones-UBS Nickel Sub-Index	SPGCCLP	S&P GSCI Crude Oil Index
CDX.XO	Credit Derivatives Index-Crossover	DJUBSPR	Dow Jones-UBS Precious Metals Sub-Index	SPGCCNTR	S&P GSCI Corn Index
CMBX	Commercial Mortgage-Backed Index	DJUBSTR	Dow Jones-UBS Commodity Index Total Return	SPGSBRP	S&P GSCI Brent Crude Index Excess Return Index
CPI	Consumer Price Index	DJUBSZS	Dow Jones-UBS Zinc Sub-Index	TUCPI	Turkey Consumer Price Index
CPTFEMU	Eurozone HICP ex-Tobacco Index	DWRTT	Dow Jones Wilshire REIT Total Return Index	UKRPI	United Kingdom Retail Price Index
DJAIGCI	Dow Jones-AIG Commodity Index	EAFE	Europe, Australasia, and Far East Stock Index	USSP	USD Swap Spread

Municipal Bond or Agency Abbreviations:
ACA	American Capital Access Holding Ltd.	FNMA	Federal National Mortgage Association	NPFGC	National Public Finance Guarantee Corporation
AGC	Assured Guaranty Corp.	FSA	Financial Security Assurance, Inc.	PSF	Public School Fund
AMBAC	American Municipal Bond Assurance Corp.	GNMA	Government National Mortgage Association	Q-SBLF	Qualified School Bond Loan Fund
BHAC	Berkshire Hathaway Assurance Corporation	GTD	Guaranteed	Radian	Radian Guaranty, Inc.
CM	California Mortgage Insurance	HUD	U.S. Department of Housing and Urban Development	ST	State
CR	Custodial Receipts	ICR	Insured Custodial Receipts	VA	Department of Veterans Affairs
FGIC	Financial Guaranty Insurance Co.	IBC	Insured Bond Certificate	XLCA	XL Capital Assurance
FHA	Federal Housing Administration	MAIA	Michigan Association of Insurance Agents
FHLMC	Federal Home Loan Mortgage Corporation	MBIA	Municipal Bond Investors Assurance

Other Abbreviations:
ABS	Asset-Backed Security	HIBOR	Hong Kong Interbank Offered Rate	PRIBOR	Prague Interbank Offered Rate
BRIBOR	Brastislava Interbank Offered Rate	ISDA	International Swaps and Derivatives Association, Inc.	REIT	Real Estate Investment Trust
CDI	Brazil Interbank Deposit Rate	JIBOR	Johannesburg Interbank Offered Rate	SIFMA	Securities Industry and Financial Markets Association
CLO	Collateralized Loan Obligation	JSC	Joint Stock Company	SPDR	Standard & Poor's Depository Receipts
CMBS	Collateralized Mortgage-Backed Security	KLIBOR	Kuala Lumpur Interbank Offered Rate	STIBOR	Stockholm Interbank Offered Rate
CMM	Constant Maturity Mortgage Rate	LIBOR	London Interbank Offered Rate	THBFIX	Thai Baht Floating-Rate Fix
CMO	Collateralized Mortgage Obligation	MBS	Mortgage-Backed Security	TIIE	Tasa de Interés Interbancaria de Equilibrio
EURIBOR	Euro Interbank Offered Rate	MSCI	Morgan Stanley Capital International	WIBOR	Warsaw Interbank Offered Rate
FFR	Federal Funds Rate	NSERO	India National Stock Exchange Interbank Offer Rate	WTI	West Texas Intermediate

Semiannual Report	September 30, 2009	67

Privacy Policy	(Unaudited)

The Funds consider customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ personal information. To ensure their shareholders’ privacy, the Funds have developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Funds and certain service providers to the Funds, such as the Funds’ investment advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial adviser or consultant, and/or from information captured on the Funds’ internet websites.

Respecting Your Privacy

As a matter of policy, the Funds do not disclose any personal or account information provided by shareholders or gathered by the Funds to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Funds. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Funds’ Distributor may also retain non-affiliated companies to market the Funds’ shares or products which use the Funds’ shares and enter into joint marketing agreements with other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Funds may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm.

Sharing Information with Third Parties

The Funds reserve the right to disclose or report personal information to non-affiliated third parties, in limited circumstances, where the Funds believe in good faith that disclosure is required under law to cooperate with regulators or law enforcement authorities, to protect their rights or property or upon reasonable request by any Fund in which a shareholder has chosen to invest. In addition, the Funds may disclose information about a shareholder’s accounts to a non-affiliated third party with the consent of the shareholder.

Sharing Information with Affiliates

The Funds may share shareholder information with their affiliates in connection with servicing their shareholders’ accounts or to provide shareholders with information about products and services that the Funds or their Advisers, principal underwriters or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Funds share may include, for example, a shareholder’s participation in one of the Funds or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), or other data about a shareholder’s accounts. The Funds’ Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Funds take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Funds have also implemented procedures that are designed to restrict access to a shareholder’s non-public personal information only to internal personnel who need to know that information in order to provide products or services to such shareholders. In order to guard a shareholder’s non-public personal information, physical, electronic and procedural safeguards are in place.

68	PIMCO Funds

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Supervision and Administration Agreement, Asset Allocation Sub-Advisory Agreements and Sub-Advisory Agreements	(Unaudited)

On August 10-11, 2009, the Board of Trustees (the “Board”) of PIMCO Funds (the “Trust”), including a majority of the independent Trustees, approved the Amended and Restated Investment Advisory Contract with Pacific Investment Management Company LLC (“PIMCO”) on behalf of each of the Trust’s series (the “Funds”) for an additional one-year term through August 31, 2010. The Board also considered and approved for an additional one-year term through August 31, 2010, the Supervision and Administration Agreement (together with the Amended and Restated Investment Advisory Contract, the “Agreements”) with PIMCO on behalf of the Funds. The Board also considered and approved the renewal of (i) the Asset Allocation Sub-Advisory Agreements (the “Asset Allocation Agreements”) with Research Affiliates, LLC (“RALLC”), on behalf of PIMCO All Asset Fund and PIMCO All Asset All Authority Fund, each a series of the Trust, for an additional one-year term through August 31, 2010; and (ii) the Sub-Advisory Agreements (the “Sub-Advisory Agreements”) with RALLC, on behalf of PIMCO EM Fundamental IndexPLUS™ TR Strategy Fund, PIMCO Fundamental Advantage Total Return Strategy Fund, Fundamental IndexPLUS™ Fund and PIMCO Fundamental IndexPLUS™ TR Fund, each a series of the Trust, for an additional one-year term through August 31, 2010.

The information, material factors and conclusions that formed the basis for the Board’s approvals are described below.

1.	Information Received
A.	Materials Reviewed

During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO and RALLC. At each of its quarterly meetings, the Board reviews fund investment performance and a significant amount of information relating to fund operations, including the Funds’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO and RALLC to the Trust. In considering whether to approve renewal of the Agreements, the Asset Allocation Agreements, and the Sub-Advisory Agreements, the Board also reviewed supplementary information, including comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial and profitability information regarding PIMCO and RALLC and information about the personnel providing investment management services and supervisory and administrative services to the Funds. The Board also reviewed material provided by counsel to the Trust and the independent Trustees, which included, among other things, memoranda outlining legal duties of the Board.

B.	Review Process

In connection with the renewal of the Agreements, the Asset Allocation Agreements, and the Sub-Advisory Agreements, the Board reviewed written materials prepared by PIMCO and RALLC in response to requests from counsel to the Trust. The Board also requested and received assistance and advice regarding applicable legal standards from Trust counsel, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board also heard oral presentations on matters related to the Agreements, the Asset Allocation Agreements, and the Sub-Advisory Agreements and met both as a full Board and as the independent Trustees alone, without management present, at the August 10-11, 2009 meeting. The independent Trustees also met telephonically with counsel to the Trust on August 3, 2009 to discuss the materials presented.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to recommend the renewal of the Agreements, the Asset Allocation Agreements, and the Sub-Advisory Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. This discussion is not intended to be all-inclusive. This summary describes the most important, but not all, of the factors considered by the Board.

2.	Nature, Extent and Quality of Services
A.	PIMCO, RALLC, their Personnel, and Resources

The Board considered the depth and quality of PIMCO’s investment management process, including: its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; and the overall financial strength and stability of its organization. The Board also considered that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management and research, compliance, trading, performance and portfolio accounting. The Board noted PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems. The Board also considered PIMCO’s responses to the recent challenging market environment and noted the high level of service provided during these market events, including active liquidity and collateral management, frequent pricing committee meetings and adding personnel to the pricing team, additional client communications and providing appropriate staffing and operational resources to support record trade volumes. The Board also noted that PIMCO has a Best Execution Committee and a best execution policy, which assists the Funds in obtaining the most advantageous combination of price and execution for trades.

Similarly, the Board considered the asset-allocation services provided by RALLC to the PIMCO All Asset Fund and PIMCO All Asset All Authority Fund and the sub-advisory services provided by RALLC to the PIMCO EM Fundamental IndexPLUS™ TR Strategy Fund, PIMCO Fundamental Advantage Total Return Strategy Fund, PIMCO Fundamental IndexPLUS™ Fund and PIMCO Fundamental IndexPLUS™ TR Fund. The Board considered the depth and quality of RALLC’s investment management and research capabilities, the experience and capabilities of its portfolio management personnel, and in particular the experience and capabilities of Robert Arnott, and the overall financial strength of the organization.

Semiannual Report	September 30, 2009	69

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Supervision and Administration Agreement, Asset Allocation Sub-Advisory Agreements and Sub-Advisory Agreements (Cont.)

Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and by RALLC under the Asset Allocation Agreements and Sub-Advisory Agreements are likely to benefit the Funds and their shareholders.

B.	Other Services

The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to the Trust and its shareholders; and its attention to matters that may involve conflicts of interest with the Trust. The Board also considered the nature, extent, quality and cost of supervisory and administrative services provided by PIMCO to the Funds under the Agreements. The Board noted that the Supervision and Administration Agreement was approved at the August 2008 Board meeting to replace the Trust’s previous Administration Agreement. The purpose of the change was to reflect the increased scope and complexity of supervisory and administrative services that PIMCO has been providing to the Trust. The Board considered the terms of Trust’s Supervision and Administration Agreement, under which the Trust pays for the administrative services it requires under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that, in recent years, the scope and complexity of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement has increased. The Board considered PIMCO’s provision of these services and supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives in the market.

Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Funds and their shareholders.

3.	Investment Performance

The Board received and examined information from PIMCO concerning the Funds’ one-, three-, five- and ten-year performance, as available, for the periods ended March 31, 2009 and other performance data, as available, for the period ended June 30, 2009 (the “PIMCO Report”) and from Lipper concerning the Funds’ one-, three-, five-, ten- and fifteen-year performance, as available, for the periods ended May 31, 2009 (the “Lipper Report”).

The Board considered information regarding both the short-term and long-term investment performance of each Fund relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 10-11, 2009 meeting. The Board noted that, as of May 31, 2009, approximately 60%, 60% and 75% of the Funds outperformed their Lipper category median over the three-year, five-year and 10-year period, respectively (based on the performance of the Institutional Class). The Trustees considered that other classes of each Fund would have substantially similar performance to that of the Institutional Class of each Fund because all of the classes are invested in the same portfolio of securities and that differences in performance among classes could be attributed to differences in each class’s different expenses. The Board also considered that the investment objectives of certain of the Funds may not be identical to those of the other funds in their respective peer groups, that the Lipper categories do not separate funds based upon maturity or duration, do not account for the funds’ hedging strategies, do not distinguish between enhanced index and actively managed equity strategies, do not include as many subsets as the Funds offer (i.e., Funds may be placed in a “catch-all” category) and do not account for certain fee waivers. The Board noted that, due to these differences, performance comparisons between certain of the Funds and their so-called peers may be inexact.

The Board noted that, of the Funds with at least 10 years of performance history, nearly two-thirds outperformed the relative benchmark indexes on a net-of-fees basis over the 10-year period ended May 31, 2009, as indicated in the PIMCO Report. The Board considered that, over periods three years and longer, nearly 75% all of the Institutional Class assets have outperformed the relative benchmark indexes net of fees, noting, however, the impact of PIMCO Total Return Fund’s size on this data. The Board also noted that, according to Lipper, the Funds generally performed well versus competitors during the recent liquidity crisis, but that a number of the Funds had underperformed in comparison to their respective benchmark indexes on a net-of-fees basis over the three- and five-year periods. The Board discussed with PIMCO the reasons for the underperformance of certain Funds. The Board also discussed actions that has been taken by PIMCO to attempt to improve performance and took note of PIMCO’s plans to monitor performance going forward. The Board also considered PIMCO’s proposal to reduce the advisory fee for the PIMCO California Short Duration Municipal Income Fund, PIMCO Municipal Bond Fund, and PIMCO Short Duration Municipal Income Fund and to reduce the supervisory and administrative fee for Institutional Class, Class P and Administrative Class shares of the PIMCO Emerging Markets Bond Fund and PIMCO Emerging Local Bond Fund. The Board noted that the expenses of these Funds currently fall below, and will continue to be lower, than the median expense ratio of the majority of competitor funds.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Funds indicates that its continued management is likely to benefit the Funds and their shareholders, and merits the approval of the continuation of the Agreements.

4.	Advisory Fees, Supervisory and Administrative Fees and Total Expenses

PIMCO reported to the Board that, in proposing fees for any Fund or class of shares, it considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Fund returns to current and potential investors. Fees charged to or proposed for different Funds for advisory services and supervisory and administrative services may vary in light of these various factors.

70	PIMCO Funds

(Unaudited)

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Funds (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds.

The Board also reviewed data comparing the Funds’ advisory fees to the standard fee rate PIMCO charges to separate accounts with a similar investment strategy, and found them to be comparable. In cases where the separate account fees were lower, the Trustees noted that the differences in fees were attributable to various factors, including differences in the services provided by PIMCO to the Funds, the manner in which similar portfolios may be managed, differences in liquidity and other regulatory requirements, and the fact that separate accounts may have other contractual arrangements that justify different levels of fees.

The Board also considered the Funds’ supervisory and administrative fees, comparing them to similar funds in the report supplied by Lipper. The Board considered that as the Funds’ business has become increasingly complex, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. The Board considered the Trust’s unified fee structure, under which the Trust pays for the supervisory and administrative services it requires for one set fee, and in return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that many other funds pay for these services separately, and thus it is difficult to directly compare PIMCO Funds’ unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board noted that the unified supervisory and administrative fee leads to fund fees that are fixed, rather than variable, and that the fixed fees were viewed by many in the industry as a positive attribute of the Funds. The Board concluded that the Funds’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervisory and Administration Agreement represent, in effect, a cap on fund fees that is beneficial to the Funds and their shareholders.

With respect to overall levels of Fund expenses, the Board observed that bond funds are more fee- and expense-ratio sensitive than equity funds, given the tangible impact of fees and expenses on yield, and that investors appear to be satisfied with the Funds’ performance, as evidenced by the continued growth in Fund assets. The Board noted that the total expenses for 53% of the Funds’ Class A shares and for 85% of the Funds’ Institutional Class shares fall below the median total expense of their respective Lipper Expense Group. The Board discussed with PIMCO those Funds and/or classes of Funds that had above median total expenses. The Board noted that several Funds launched in recent years have been unique products that have few, if any peers, and cannot easily be grouped with comparable funds. Upon comparing the Funds’ total expenses to other funds in the Expense Groups provided by Lipper, the Board found the Funds’ total expenses to be reasonable.

The Board noted that, with few exceptions, PIMCO has maintained Fund fees at the same guaranteed level as implemented when the unified fee was adopted, and has reduced fees on a number of Funds in prior years. The Board also considered PIMCO’s proposal to reduce the advisory fee for the PIMCO California Short Duration Municipal Income Fund, PIMCO Municipal Bond Fund, and PIMCO Short Duration Municipal Income Fund and to reduce the supervisory and administrative fee for Institutional Class, Class P and Administrative Class shares of the PIMCO Emerging Markets Bond Fund and PIMCO Emerging Local Bond Fund. The Board further noted that, although the unified fee structure does not have break points, it implicitly reflects economies of scale by fixing the absolute level of Fund fees at competitive levels even if the Funds’ operating costs rise when assets remain flat or decrease.

Based on the information presented by PIMCO, RALLC and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, as well as the total expenses of the Funds, is reasonable.

5.	Adviser Costs, Level of Profits and Economies of Scale

The Board reviewed information regarding PIMCO’s costs of providing services to the Funds as a whole, as well as the resulting level of profits to PIMCO, noting that those results were comparable to the reported results of several publicly held investment management companies. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board found that because the unified fee protects shareholders against unanticipated increases in expense ratios due to redemptions, declines in asset values, or increases in the costs of services provided or procured by PIMCO, economies of scale are implicitly recognized in the level of the unified fee (which, together with the advisory fee, serves as a proxy for the Funds’ overall expense ratios). The Board noted that PIMCO may share the benefits of economies of scale with the Funds and their shareholders by offering enhanced or additional services. The Board also considered that economies of scale may be reflected in the Funds’ share class structure, including that the Funds offer Institutional Class shares on third-party platforms that impose high investment minimums. The Board reviewed the history of the Funds’ fee structure, noting that the unified supervisory and administrative services fee was an extension of the initial “expense guarantee” under which PIMCO had agreed to maintain the expense ratio of each Fund at specified levels for a period of time. The Board noted that PIMCO had taken on the risk that Fund expenses would increase or that assets would decline over time. Finally, the Board considered that during the recent market downturn the Funds’ unified fee has protected shareholders against an increase in expenses that may accompany declines in assets. The Board concluded that the Funds’ cost structure was reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Funds, to the benefit of the Fund’s shareholders.

Semiannual Report	September 30, 2009	71

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Supervision and Administration Agreement, Asset Allocation Sub-Advisory Agreements and Sub-Advisory Agreements (Cont.)	(Unaudited)

6.	Ancillary Benefits

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Funds. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to the Funds and their shareholders, for which they may be compensated under the unified fee, or through distribution fees paid pursuant the Funds’ Rule 12b-1 plans. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Funds, it has adopted a policy not to accept soft dollars.

7.	Conclusions

Based on their review, including their consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Funds by PIMCO and RALLC continued to be excellent and favored the renewal of the Agreements, the Asset Allocation Agreements, and the Sub-Advisory Agreements. The Board concluded that the Agreements, the Asset Allocation Agreements, and the Sub-Advisory Agreements continued to be fair and reasonable to the Funds and their shareholders, that the Funds’ shareholders received reasonable value in return for the fees paid to PIMCO by the Funds under the Agreements, and the fees paid to RALLC by PIMCO under the Asset Allocation Agreements, and that the renewal of the Agreements and the Asset Allocation Agreements was in the best interests of the Funds and their shareholders.

72	PIMCO Funds

PIMCO Funds

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, CA 92660

Distributor

Allianz Global Investors Distributors LLC

1345 Avenue of the Americas

New York, NY 10105-4800

Custodian

State Street Bank and Trust Company

801 Pennsylvania

Kansas City, MO 64105

Shareholder Servicing Agent and Transfer Agent

Boston Financial Data Services

P.O. Box 8050

Boston, MA 02266

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street

Kansas City, MO 64106

For Account Information

For PIMCO Funds account information contact your financial advisor, or if you receive account statements information directly from Allianz Global Investors, you can also call 1-800-426-0107. Telephone representatives are available Monday-Friday 8:30 am to 8:00 pm Eastern Time. Or visit our website, www.allianzinvestors.com.

Allianz Global Investors, the asset management subsidiary of Allianz SE, has more than $1 trillion under management for our clients worldwide.1 Our investment solutions—including the PIMCO Funds and Allianz Funds, separately managed accounts and closed-end funds—offer access to a premier group of institutional investment firms, carefully assembled by Allianz to represent a broad spectrum of asset classes and investment styles.

■ PIMCO	■ Cadence Capital Management[2]	■ Nicholas-Applegate

■ NFJ Investment Group	■ RCM	■ Oppenheimer Capital

www.allianzinvestors.com

Investors should consider the investment objectives, risks, charges and expenses of any mutual fund carefully before investing. This and other information is contained in the fund’s prospectus, which may be obtained by contacting your financial advisor. Please read the prospectus carefully before you invest or send money.

1 Allianz Global Investors AG assets under management as of 6/30/09.

2 Cadence Capital Management is an independently owned investment firm.

Allianz Global Investors Fund Management LLC serves as the investment manager for the Allianz Funds and for the closed-end funds. PIMCO is the investment manager for the PIMCO Funds. Managed accounts are available through Allianz Global Investors Managed Accounts LLC. The PIMCO Funds and Allianz Funds are distributed by Allianz Global Investors Distributors LLC. © 2009. For information about any product, contact your financial advisor.         AZ002SA_27140

Share Classes Institutional ■ P ■ Administrative ■ D	Semiannual Report September 30, 2009

Inflation-Protected Funds

Real Return Asset Fund

Real Return Fund

RealEstateRealReturn Strategy Fund

CommodityRealReturn Strategy Fund®

		Page

Chairman’s Letter		2
Important Information About the Funds		4
Benchmark Descriptions		10
Financial Highlights		12
Statements of Assets and Liabilities		16
Consolidated Statement of Assets and Liabilities		17
Statements of Operations		18
Consolidated Statement of Operations		19
Statements of Changes in Net Assets		20
Consolidated Statements of Changes in Net Assets		21
Statements of Cash Flows		22
Consolidated Statement of Cash Flows		23
Notes to Financial Statements		60
Glossary		72
Privacy Policy		73
Approval of Renewal of the Amended and Restated Investment Advisory Contract, Supervision and Administration Agreement, Asset Allocation Sub-Advisory Agreements and Sub-Advisory Agreements		74

FUND	Fund Summary	Schedule of Investments

Real Return Asset Fund	6	24
Real Return Fund	7	32
RealEstateRealReturn Strategy Fund	8	43
CommodityRealReturn Strategy Fund®	9	49

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by PIMCO Funds as the policies and procedures that PIMCO will use when voting proxies on behalf of the Funds. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of each Fund, and information about how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at 1-866-746-2606, on the Funds’ website at www.pimco-funds.com, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PIMCO Funds files a complete schedule of each Fund’s portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Funds’ Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and is available without charge, upon request, by calling the Trust at 1-866-746-2606 and on the Funds’ website at www.pimco-funds.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Funds are distributed by Allianz Global Investors Distributors LLC, 1345 Avenue of the Americas, New York, NY 10105-4800, www.pimco-funds.com, 1-800-927-4648.

The Semiannual Reports for the other series of the PIMCO Funds are printed separately.

Chairman’s Letter

Dear PIMCO Funds Shareholder:

Financial markets and the broader economy generally stabilized during the fiscal reporting period and most asset classes higher on the risk spectrum gained significantly from the lows reached in March 2009. Government policy initiatives, centered on unprecedented monetary stimulus and near zero short-term interest rates, were the primary contributors to improved economic stability and the recent market rally. However, the requirements for a sustained global economic recovery are complex and challenging. In the U.S. alone, consumer indebtedness is at a level greater than likely income potential and credit availability, unemployment remains high, and many major banking institutions continue to focus on rebuilding their balance sheet in lieu of lending to consumers and businesses. In this uncertain environment, we believe that an understanding of the many market risk factors is critical to both portfolio allocation and in determining the effectiveness of investment opportunities for our clients. As such, we remain focused and committed to guide our clients through the ongoing uncertainty, while continuing to stay at the forefront of risk management and market opportunities.

Highlights of the financial markets during the six-month reporting period include:

■

The Federal Reserve maintained a target range for the Federal Funds Rate of 0.00% to 0.25% and the Bank of England kept its key-lending rate at 0.50%, while the European Central Bank reduced its overnight rate to 1.00%. The Bank of Japan maintained its lending rate at 0.10%.

■

Yields on government bonds generally increased in most developed markets as investors moved into riskier asset classes. The yield on the ten-year U.S. Treasury note increased 0.64% to end the period at 3.31%. The Barclays Capital U.S. Aggregate Index, a widely used index of U.S. Treasury, investment-grade corporate and mortgage-backed securities, returned 5.59% for the reporting period.

■

Agency mortgage-backed securities (“MBS”) outperformed like-duration U.S. Treasury securities as the Federal Reserve’s MBS Purchase Program helped to compress mortgage yield premiums closer to pre-crisis levels. Non-Agency MBS (not backed by a U.S. Government guarantee) performed well due to expected demand from the Public-Private Investment Program (“PPIP”) as well as from renewed interest in riskier assets. Consumer asset-backed securities (“ABS”) also outperformed like-duration U.S. Treasury securities due to robust demand for assets issued through the Federal Reserve’s Term Asset-Backed Securities Loan Facility (“TALF”) and the re-emergence of unleveraged cash investors, such as pension funds and insurance companies.

■

Corporate bonds, primarily high-yield, represented one of the best performing fixed-income asset classes during the reporting period. Corporate bond premiums to U.S. Treasury securities continued to tighten and approached levels last seen in 2007 as fund flows into corporate bonds were strong and the supply of available bonds began to contract slightly after years of high single-digit growth. Performance was strongest in the financial sector, which gained from improved asset valuations, a continued profitable steep yield curve, and increased fee-based income from underwritings as capital markets revived during the reporting period.

2	PIMCO Funds	Inflation-Protected Funds

■

Municipal bonds outperformed U.S. Treasury securities and municipal yield ratios moved back closer to historical averages after widening dramatically in 2008. Inflows into municipal funds remained strong amid heightened expectations for future tax increases and interest in municipal bonds as part of an individual’s asset allocations. The supply of new issue tax-exempt municipal bonds was relatively light as issuance was diverted into taxable Build America Bonds. The Barclays Capital Municipal Bond Index returned 9.38% for the reporting period.

■

U.S. Treasury Inflation-Protected Securities (“TIPS”) outperformed their nominal U.S. Treasury counterparts as the principal value of TIPS was adjusted higher due to positive inflation and the decline in real yields. The Barclays Capital U.S. TIPS Index returned 3.76% for the reporting period. Futures’ prices on most commodities recovered strongly, as measured by the Dow Jones-UBS Commodity Index Total Return, which returned 16.41% for the reporting period.

■

Emerging Markets (“EM”) bonds denominated in U.S. dollars outperformed U.S. Treasury securities as credit premiums tightened on most EM bonds amid an increase in risk appetite and positive flows into the EM sector. EM assets denominated in local currency also had strong returns led by monetary stimulus by most EM countries to counter the worldwide recession. EM currency appreciation aided performance of most EM local assets during the reporting period.

■

Equity markets worldwide trended higher, rebounding from lows reached in March 2009 as investors returned due to the low value of certain equities and the peak in the liquidation cycle. U.S. equities, as measured by the S&P 500 Index, returned 34.02% and international equities, as represented by the MSCI World Index, returned 41.81% for the reporting period.

On the following pages of this PIMCO Funds Semiannual Report, you will find specific details as to each Fund’s total return investment performance and a discussion of those factors that most affected performance.

Thank you again for the trust you have placed in us. We never take it lightly and will continue to work diligently to meet your investment needs. If you have any questions regarding any of your PIMCO Funds investments, please contact your account manager, or call one of our shareholder associates at 1-866-746-2606. We also invite you to visit our website at www.pimco-funds.com or our investment manager’s website at www.pimco.com.

Sincerely,

Brent R. Harris

President, and Chairman of the Board, PIMCO Funds

November 10, 2009

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

Semiannual Report	September 30, 2009	3

Important Information About the Funds

This material is authorized for use only when preceded or accompanied by the current PIMCO Funds prospectuses. Investors should consider the investment objectives, risks, charges and expenses of these Funds carefully before investing. This and other information is contained in the Funds’ prospectus. Please read the prospectus carefully before you invest or send money.

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a Fund are likely to decrease in value. The price volatility of fixed-income securities can also increase during periods of rising interest rates resulting in increased losses to a Fund. Bond funds and individual bonds with a longer duration (a measure of the expected life of a security) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations.

The Funds may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: interest rate risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, equity risk, mortgage-related and other asset-backed risk, foreign (non-U.S.) investment risk, emerging markets risk, currency risk, issuer non-diversification risk, leveraging risk, smaller company risk, management risk and short sale risk. A complete description of these and other risks is contained in each Fund’s prospectus. The Funds may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that a fund could not close out a position when it would be most advantageous to do so. Funds investing in derivatives could lose more than the principal amount invested in these instruments. Investing in non-U.S. securities may entail risk due to non-U.S. economic and political developments; this risk may be increased when investing in emerging markets. High-yield bonds typically have a lower credit rating than other bonds. Lower-rated bonds generally involve a greater risk to principal than higher-rated bonds. Smaller companies may be more volatile than larger companies and may entail more risk. Concentrating investments in individual sectors may add additional risk and volatility compared to a diversified fund. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio.

On each individual Fund Summary page in this Semiannual Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that all dividend and capital gain distributions were reinvested. Returns do not reflect the deduction of taxes that a shareholder would pay on (i) Fund distributions or (ii) the redemption of Fund shares. The Cumulative Returns Chart reflects only Institutional Class performance. Each share class performance is net of fees and expenses—the Class P total expenses are 0.10% higher than the total expenses of the Institutional Share Class of the respective Fund; the Administrative Class total expenses are 0.25% higher than the total expenses of the Institutional Share Class of the respective Fund; the Class D total expenses are 0.40% higher than the total expenses of the Institutional Share Class of the respective Fund. The figures in the line graph are calculated at net asset value and assume the investment of $5,000,000 at the beginning of the first full month following the Fund’s Institutional Class inception. In addition to its benchmark, each Fund measures its performance against a Lipper Average, which is calculated by Lipper, Inc. (“Lipper”), a Reuters Company, and represents the total return performance averages of funds that are tracked by Lipper that have the same Fund Classification. Lipper does not take into account fees, expenses or taxes.

The CommodityRealReturn Strategy Fund® is intended for long-term investors and an investment in the Fund should be no more than a small part of a typical diversified portfolio. The Fund’s share price is expected to be more volatile than that of other funds. The Fund may invest directly or indirectly (through investment in a wholly-owned subsidiary) in commodity-linked derivative instruments and/or notes which may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments and/or notes may be effected by changes in overall market movements, changes in interest rates, and other factors such as weather, disease, embargoes, and international economic and political developments, as well as the trading activity of speculators and arbitrageurs in the underlying commodities.

For periods prior to the inception date of the Class P, Administrative Class and Class D Shares, performance information shown is based on the performance of the Fund’s Institutional Class Shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by the Class P, Administrative Class and Class D Shares. The Class P Shares of the following Funds were first offered in (month/year): Real Return Fund (4/08), RealEstateRealReturn Strategy Fund (4/08), and CommodityRealReturn Strategy Fund® (4/08). The Administrative Class Shares of the following Funds were first offered in (month/year): Real Return Fund (4/00), RealEstateRealReturn Strategy Fund (10/03), and CommodityRealReturn Strategy

4	PIMCO Funds	Inflation-Protected Funds

Fund® (6/02). The Class D Share of the following Funds were first offered in (month/year): Real Return Fund (4/98), RealEstateRealReturn Strategy Fund (10/03) and CommodityRealReturn Strategy Fund (11/02). All other Funds in this Semiannual Report do not currently offer Class P, Administrative Class and Class D Shares. A Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

An investment in a Fund is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Funds.

The following disclosure provides important information regarding each Fund’s Expense Example (“Example” or “Expense Example”), which appears on each Fund’s individual page in this Semiannual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (Administrative Class and Class D only), and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Funds is from April 1, 2009 to September 30, 2009.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class, in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

Semiannual Report	September 30, 2009	5

PIMCO Real Return Asset Fund

Institutional Class	PRAIX

Cumulative Returns Through September 30, 2009

$5,000,000 invested at the beginning of the first full month following the inception of the Institutional Class.

The minimum initial investment amount for Institutional Class Shares is $5,000,000.

Allocation Breakdown‡

U.S. Treasury Obligations	73.0%
Corporate Bonds & Notes	10.4%
Asset-Backed Securities	6.1%
Short-Term Instruments	2.6%
Mortgage-Backed Securities	2.5%
Other	5.4%
‡	% of Total Investments as of 09/30/09

Average Annual Total Return for the period ended September 30, 2009
	6 Months*	1 Year	5 Years	Fund Inception (11/12/01)
PIMCO Real Return Asset Fund Institutional Class	9.28%	12.31%	5.11%	7.93%
Barclays Capital U.S. Treasury Inflation Notes: 10+ Year Index	4.02%	9.80%	5.25%	7.63%	**
Lipper Treasury Inflation Protected Securities Funds Average	4.65%	4.61%	4.21%	5.64%	**

* Cumulative return. All Fund returns are net of fees and expenses.

** Average annual total return since 10/31/01.

Performance quoted represents past performance. Past performance is no guarantee of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Shares may be worth more or less than original cost when redeemed. Until 05/01/09, a redemption fee of 2% may have applied to shares that are redeemed or exchanged within 30 days of acquisition. Performance shown does not reflect any applicable redemption fees and would be lower if it did. Redemption fees are paid to and retained by the Fund and are not sales charges. Effective 05/01/09, the Fund no longer imposes a redemption fee. The Fund’s total annual operating expense ratio as stated in the Fund’s current Institutional Class prospectus dated 10/01/09, as supplemented to date, is 0.71% for the Institutional Class shares. Details regarding any Fund’s redemption fees or operating expenses can be found in the Fund’s prospectus. Performance data current to the most recent month-end is available at www.pimco-funds.com or by calling (800) 927-4648.

Expense Example	Actual Performance	Hypothetical Performance
		(5% return before expenses)
	Institutional Class	Institutional Class
Beginning Account Value (04/01/09)	$1,000.00	$1,000.00
Ending Account Value (09/30/09)	$1,092.78	$1,021.81
Expenses Paid During Period†	$3.41	$3.29

† Expenses are equal to the net annualized expense ratio for the class 0.65% for Institutional Class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Please refer to page 5 herein for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO Real Return Asset Fund seeks maximum real return, consistent with prudent investment management, by investing under normal circumstances at least 80% of its net assets in inflation-indexed bonds of varying maturities issued by the U.S. government and non-U.S. governments, their agencies or instrumentalities, and corporations.

»	U.S. Treasury Inflation-Protected Securities (“TIPS”) gained 3.76% as measured by the Barclays Capital U.S. TIPS Index.

»	Exposure to corporate securities benefited performance as spreads over U.S. Treasuries decreased.

»	An emphasis on inflation-linked bonds in Japan benefited performance as the ten-year real yield declined.

»	Holdings of U.S. Agency mortgage-backed securities benefited performance as mortgage spreads tightened.

»	A curve-steepening bias in the U.S. benefited performance as the 30-year U.S. Treasury yield increased more than the two-year U.S. Treasury yield.

»

Modest exposure to commodities, via commodity-linked derivative instruments, benefited performance as commodities gained during the period, as measured by the Dow Jones-UBS Commodity Index Total Return.

»	Above-index total U.S. duration (or sensitivity to changes in market interest rates) detracted from performance as the ten-year U.S. Treasury yield rose.

6	PIMCO Funds	Inflation-Protected Funds

PIMCO Real Return Fund

Institutional Class	PRRIX
Class P	PRLPX
Administrative Class	PARRX
Class D	PRRDX

Cumulative Returns Through September 30, 2009

$5,000,000 invested at the beginning of the first full month following the inception of the Institutional Class.

The minimum initial investment amount for Institutional Class, Administrative Class or Class P Shares is $5,000,000.

The minimum initial investment amount for Class D Shares is $1,000.

Allocation Breakdown‡

U.S. Treasury Obligations	75.6%
Corporate Bonds & Notes	13.2%
Asset-Backed Securities	3.2%
Foreign Currency-Denominated Issues	3.0%
Short-Term Instruments	0.8%
Other	4.2%
‡	% of Total Investments as of 09/30/09

Average Annual Total Return for the period ended September 30, 2009
	6 Months*	1 Year	5 Years	10 Years	Fund Inception (01/29/97)
PIMCO Real Return Fund Institutional Class	9.68%	10.43%	5.19%	7.95%	7.42%
PIMCO Real Return Fund Class P	9.62%	10.32%	5.09%	7.85%	7.34%
PIMCO Real Return Fund Administrative Class	9.54%	10.15%	4.93%	7.67%	7.15%
PIMCO Real Return Fund Class D	9.46%	9.99%	4.73%	7.48%	6.97%
Barclays Capital U.S. TIPS Index	3.76%	5.67%	4.79%	7.51%	6.60%	**
Lipper Treasury Inflation Protected Securities Funds Average	4.65%	4.61%	4.21%	6.56%	6.21%	**

* Cumulative return. All Fund returns are net of fees and expenses.

** Average annual total return since 01/31/97.

Performance quoted represents past performance. Past performance is no guarantee of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Shares may be worth more or less than original cost when redeemed. The Fund’s total annual operating expense ratio as stated in the Fund’s current Institutional Class, Class P, Administrative Class and Class D prospectus dated 10/01/09, as supplemented to date, is 0.65% for the Institutional Class shares, 0.86% for the Class P shares, 0.70% for the Administrative Class shares and 1.09% for the Class D shares. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus. Performance data current to the most recent month-end is available at www.pimco-funds.com or by calling (800) 927-4648.

Expense Example	Actual Performance				Hypothetical Performance
					(5% return before expenses)
	Institutional Class	Class P	Administrative Class	Class D	Institutional Class	Class P	Administrative Class	Class D
Beginning Account Value (04/01/09)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (09/30/09)	$1,096.77	$1,096.24	$1,095.37	$1,094.57	$1,022.46	$1,022.16	$1,021.21	$1,020.46
Expenses Paid During Period†	$2.73	$3.05	$4.04	$4.83	$2.64	$2.94	$3.90	$4.66

† For each class of the Fund, expenses are equal to the net annualized expense ratio for the class (0.52% for Institutional Class, 0.58% for Class P, 0.77% for Administrative Class and 0.92% for Class D), multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Please refer to page 5 herein for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO Real Return Fund seeks maximum real return, consistent with preservation of real capital and prudent investment management, by investing under normal circumstances at least 80% of its net assets in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. Governments, their agencies or instrumentalities, and corporations, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements.

»	U.S. Treasury Inflation-Protected Securities (“TIPS”) gained 3.76% as measured by the Fund’s index, the Barclays Capital U.S. TIPS Index.

»	Exposure to corporate securities benefited performance as spreads over U.S. Treasuries decreased.

»	An emphasis on inflation-linked bonds in Japan benefited performance as the ten-year real yield declined.

»	Holdings of U.S. Agency mortgage-backed securities benefited performance as mortgage spreads tightened.

»	A curve-steepening bias in the U.S. benefited performance as the 30-year U.S. Treasury yield increased more than the two-year U.S. Treasury yield.

»	Above-index total U.S. duration (or sensitivity to changes in market interest rates) detracted from performance as the ten-year U.S. Treasury yield rose.

Semiannual Report	September 30, 2009	7

PIMCO RealEstateRealReturn Strategy Fund

Institutional Class	PRRSX
Class P	PETPX
Class D	PETDX

Cumulative Returns Through September 30, 2009

$5,000,000 invested at the beginning of the first full month following the inception of the Institutional Class.

The minimum initial investment amount for Institutional Class or Class P Shares is $5,000,000.

The minimum initial investment amount for Class D Shares is $1,000.

Allocation Breakdown‡

U.S. Treasury Obligations	72.1%
Corporate Bonds & Notes	14.0%
Mortgage-Backed Securities	5.8%
Short-Term Instruments	3.2%
Foreign Currency-Denominated Issues	2.6%
Other	2.3%
‡	% of Total Investments as of 09/30/09

Average Annual Total Return for the period ended September 30, 2009
	6 Months*	1 Year	5 Years	Fund Inception (10/30/03)
PIMCO RealEstateRealReturn Strategy Fund Institutional Class	97.12%	-25.99%	1.79%	6.31%
PIMCO RealEstateRealReturn Strategy Fund Class P	96.63%	-26.04%	1.67%	6.19%
PIMCO RealEstateRealReturn Strategy Fund Class D	96.57%	-26.42%	1.31%	5.80%
Dow Jones U.S. Select REIT Total Return Index	78.12%	-29.33%	1.13%	4.64%	**
Lipper Real Estate Funds Average	71.79%	-26.43%	0.40%	3.87%	**

* Cumulative return. All Fund returns are net of fees and expenses.

** Average annual total return since 10/31/03.

Performance quoted represents past performance. Past performance is no guarantee of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Shares may be worth more or less than original cost when redeemed. Until 05/01/09, a redemption fee of 2% may have applied to shares that are redeemed or exchanged within 30 days of acquisition. Performance shown does not reflect any applicable redemption fees and would be lower if it did. Redemption fees are paid to and retained by the Fund and are not sales charges. Effective 05/01/09, the Fund no longer imposes a redemption fee. The Fund’s total annual operating expense ratio as stated in the Fund’s current Institutional Class, Class P and Class D prospectus dated 10/01/09, as supplemented to date, is 0.88% for the Institutional Class shares, 1.00% for the Class P shares and 1.23% for the Class D shares. Details regarding any Fund’s redemption fees or operating expenses can be found in the Fund’s prospectus. Performance data current to the most recent month-end is available at www.pimco-funds.com or by calling (800) 927-4648.

Expense Example	Actual Performance			Hypothetical Performance
				(5% return before expenses)
	Institutional Class	Class P	Class D	Institutional Class	Class P	Class D
Beginning Account Value (04/01/09)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (09/30/09)	$1,971.15	$1,966.35	$1,965.69	$1,019.85	$1,020.21	$1,018.15
Expenses Paid During Period†	$7.75	$7.21	$10.26	$5.27	$4.91	$6.98

† For each class of the Fund, expenses are equal to the net annualized expense ratio for the class (1.04% for Institutional Class, 0.97% for Class P and 1.38% for Class D), multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Please refer to page 5 herein for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO RealEstateRealReturn Strategy Fund seeks maximum real return, consistent with prudent investment management, by investing under normal circumstances in real estate-linked derivative instruments backed by a portfolio of inflation-indexed securities and other fixed-income instruments.

»

Real Estate Investment Trusts (“REITs”) gained 78.12% as measured by the Fund’s benchmark index, the Dow Jones U.S. Select REIT Total Return Index, which benefited the Fund’s total return performance through derivative exposure to the Fund's benchmark index.

»

The portfolio’s construction, which uses U.S. Treasury Inflation-Protected Securities (“TIPS”) as collateral, benefited performance as U.S. TIPS outperformed the assumed one-month LIBOR financing cost of gaining REIT-benchmark index exposure.

»	Exposure to corporate securities benefited performance as spreads over U.S. Treasuries decreased.

»	An emphasis on inflation-linked bonds in Japan benefited performance as the ten-year real yield declined.

»	Holdings of U.S. Agency mortgage-backed securities benefited performance as mortgage spreads tightened.

»	A curve-steepening bias in the U.S. benefited performance as the 30-year U.S. Treasury yield increased more than the two-year U.S. Treasury yield.

8	PIMCO Funds	Inflation-Protected Funds

PIMCO CommodityRealReturn Strategy Fund®

Institutional Class	PCRIX
Class P	PCRPX
Administrative Class	PCRRX
Class D	PCRDX

Cumulative Returns Through September 30, 2009

$5,000,000 invested at the beginning of the first full month following the inception of the Institutional Class.

The minimum initial investment amount for Institutional Class, Administrative Class or Class P Shares is $5,000,000.

The minimum initial investment amount for Class D Shares is $1,000.

Allocation Breakdown‡

U.S. Treasury Obligations	69.2%
Short-Term Instruments	9.0%
Corporate Bonds & Notes	8.4%
U.S. Government Agencies	7.2%
Foreign Currency-Denominated Issues	2.2%
Other	4.0%
‡	% of Total Investments as of 09/30/09

Average Annual Total Return for the period ended September 30, 2009
	6 Months*	1 Year	5 Years	Fund Inception (06/28/02)
PIMCO CommodityRealReturn Strategy Fund® Institutional Class	26.40%	-19.38%	0.03%	9.47%
PIMCO CommodityRealReturn Strategy Fund® Class P	26.04%	-19.50%	-0.06%	9.37%
PIMCO CommodityRealReturn Strategy Fund® Administrative Class	26.00%	-19.65%	-0.24%	9.18%
PIMCO CommodityRealReturn Strategy Fund® Class D	26.07%	-19.76%	-0.46%	8.94%
Dow Jones-UBS Commodity Index Total Return	16.41%	-23.71%	-0.70%	6.01%	**
Lipper Commodities Funds Average	21.78%	-18.99%	-4.89%	2.60%	**

* Cumulative return. All Fund returns are net of fees and expenses.

** Average annual total return since 06/30/02.

Performance quoted represents past performance. Past performance is no guarantee of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Shares may be worth more or less than original cost when redeemed. Until 05/01/09, a redemption fee of 2% may have applied to shares that are redeemed or exchanged within 30 days of acquisition. Performance shown does not reflect any applicable redemption fees and would be lower if it did. Redemption fees are paid to and retained by the Fund and are not sales charges. Effective 05/01/09, the Fund no longer imposes a redemption fee. The Fund’s total annual operating expense ratio as stated in the Fund’s current Institutional Class, Class P, Administrative Class and Class D prospectus dated 10/01/09, as supplemented to date, is 1.21% for the Institutional Class shares, 1.54% for the Class P shares, 1.49% for the Administrative Class shares and 1.68% for the Class D shares. Details regarding any Fund’s redemption fees or operating expenses can be found in the Fund’s prospectus. Performance data current to the most recent month-end is available at www.pimco-funds.com or by calling (800) 927-4648.

Expense Example	Actual Performance				Hypothetical Performance
					(5% return before expenses)
	Institutional Class	Class P	Administrative Class	Class D	Institutional Class	Class P	Administrative Class	Class D
Beginning Account Value (04/01/09)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (09/30/09)	$1,264.02	$1,260.39	$1,260.00	$1,260.74	$1,020.91	$1,020.51	$1,019.65	$1,018.40
Expenses Paid During Period†	$4.71	$5.16	$6.12	$7.54	$4.20	$4.61	$5.47	$6.73

† For each class of the Fund, expenses are equal to the net annualized expense ratio for the class (0.83% for Institutional Class, 0.91% for the Class P shares, 1.08% for Administrative Class and 1.33% for Class D), multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). The annualized expense ratio of 0.83% for Institutional Class, 0.91% for the Class P shares, 1.08% for Administrative Class and 1.33% for Class D reflects net annualized expenses after application of an expense waiver of 0.11%.

Please refer to page 5 herein for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO CommodityRealReturn Strategy Fund® seeks maximum real return, consistent with prudent investment management, by investing under normal circumstances in commodity-linked derivative instruments backed by a portfolio of inflation-indexed securities and other fixed-income instruments.

»

Commodities gained 16.41% as measured by the Fund’s benchmark index, the Dow Jones-UBS Commodity Index Total Return, which benefited the Fund’s total return performance. The largest gain occurred in the industrial metals sector, which gained 47.08%, while the largest decline occurred in the livestock sector, which declined 11.43%.

»

The portfolio’s construction, which uses U.S. Treasury Inflation-Protected Securities (“TIPS”) as collateral, benefited performance as U.S. TIPS outperformed the assumed U.S. Treasury Bill collateral rate embedded in the benchmark index.

»	Exposure to U.S. corporate securities benefited performance as spreads over U.S. Treasuries decreased.

»	An emphasis on inflation-linked bonds in Japan benefited performance as the ten-year real yield declined.

»	Holdings of U.S. Agency mortgage-backed securities benefited performance as mortgage spreads tightened.

»	A curve-steepening bias in the U.S. benefited performance as the 30-year U.S. Treasury yield increased more than the two-year U.S. Treasury yield.

»	Above-index total U.S. duration (or sensitivity to changes in market interest rates) detracted from performance as the ten-year U.S. Treasury yield rose.

Semiannual Report	September 30, 2009	9

Benchmark Descriptions

Index	Description

Barclays Capital Municipal Bond Index	Barclays Capital Municipal Bond Index consists of a broad selection of investment- grade general obligation and revenue bonds of maturities ranging from one year to 30 years. It is an unmanaged index representative of the tax-exempt bond market. The index is made up of all investment grade municipal bonds issued after December 31, 1990 having a remaining maturity of at least one year. It is not possible to invest directly in an unmanaged index. Prior to November 1, 2008, this index was published by Lehman Brothers.

Barclays Capital U.S. Aggregate Index	Barclays Capital U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis. It is not possible to invest directly in an unmanaged index. Prior to November 1, 2008, this index was published by Lehman Brothers.

Barclays Capital U.S. TIPS Index	Barclays Capital U.S. TIPS Index is an unmanaged market index comprised of all U.S. Treasury Inflation Protected Securities rated investment grade (Baa3 or better), have at least one year to final maturity, and at least $250 million par amount outstanding. Performance data for this index prior to October 1997 represents returns of the Barclays Capital Inflation Notes Index. It is not possible to invest directly in an unmanaged index. Prior to November 1, 2008, this index was published by Lehman Brothers.

Barclays Capital U.S. Treasury Inflation Notes: 10+ Year Index	Barclays Capital U.S. Treasury Inflation Notes: 10+ Year Index is an unmanaged market index comprised of U.S. Treasury Inflation Protected securities with maturities of over 10 years. It is not possible to invest directly in an unmanaged index. Prior to November 1, 2008, this index was published by Lehman Brothers.

Dow Jones U.S. Select REIT Total Return Index	The Dow Jones U.S. Select Real Estate Investment Trust (REIT) Total Return Index is a subset of the Dow Jones Americas Select Real Estate Securities Index (RESI) and includes only REITs and REIT-like securities. The objective of the index is to measure the performance of publicly traded real estate securities. The indexes are designed to serve as proxies for direct real estate investment, in part by excluding companies whose performance may be driven by factors other than the value of real estate. It is not possible to invest directly in the index. Prior to April 1, 2009, this index was named Dow Jones Wilshire REIT Total Return Index.

Dow Jones-UBS Commodity Index Total Return	Dow Jones-UBS Commodity Index Total Return is an unmanaged index composed of futures contracts on 19 physical commodities. The index is designed to be a highly liquid and diversified benchmark for commodities as an asset class. It is not possible to invest directly in an unmanaged index.

MSCI World Index	The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. As of June 2007 the MSCI World Index consisted of the following 23 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States. It is not possible to invest directly in an unmanaged index.

S&P 500 Index	S&P 500 Index is an unmanaged market index generally considered representative of the stock market as a whole. The Index focuses on the large-cap segment of the U.S. equities market. It is not possible to invest directly in an unmanaged index.

10	PIMCO Funds	Inflation-Protected Funds

(THIS PAGE INTENTIONALLY LEFT BLANK)

Semiannual Report	September 30, 2009	11

Financial Highlights

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (a)	Net Realized/ Unrealized Gain (Loss) on Investments	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Basis Return of Capital

Real Return Asset Fund
Institutional Class
09/30/2009+	$10.26	$0.27	$0.67	$0.94	$(0.22)	$0.00	$0.00
03/31/2009	12.05	0.25	(1.12)	(0.87)	(0.29)	(0.63)	0.00
03/31/2008	11.19	0.61	1.05	1.66	(0.60)	(0.20)	0.00
03/31/2007	11.24	0.47	(0.04)	0.43	(0.42)	(0.06)	0.00
03/31/2006	12.02	0.52	(0.58)	(0.06)	(0.59)	(0.13)	0.00
03/31/2005	12.34	0.39	0.29	0.68	(0.45)	(0.55)	0.00

Real Return Fund
Institutional Class
09/30/2009+	$10.00	$0.28	$0.68	$0.96	$(0.20)	$0.00	$0.00
03/31/2009	11.45	0.33	(1.05)	(0.72)	(0.34)	(0.39)	0.00
03/31/2008	10.89	0.62	0.91	1.53	(0.60)	(0.37)	0.00
03/31/2007	10.82	0.40	0.13	0.53	(0.37)	(0.08)	(0.01)
03/31/2006	11.42	0.52	(0.42)	0.10	(0.55)	(0.15)	0.00
03/31/2005	11.79	0.40	(0.01)	0.39	(0.44)	(0.32)	0.00
Class P
09/30/2009+	10.00	0.25	0.70	0.95	(0.19)	0.00	0.00
04/30/2008 - 03/31/2009	11.22	0.10	(0.63)	(0.53)	(0.30)	(0.39)	0.00
Administrative Class
09/30/2009+	10.00	0.27	0.68	0.95	(0.19)	0.00	0.00
03/31/2009	11.45	0.27	(1.01)	(0.74)	(0.32)	(0.39)	0.00
03/31/2008	10.89	0.58	0.92	1.50	(0.57)	(0.37)	0.00
03/31/2007	10.82	0.35	0.16	0.51	(0.35)	(0.08)	(0.01)
03/31/2006	11.42	0.57	(0.50)	0.07	(0.52)	(0.15)	0.00
03/31/2005	11.79	0.39	(0.03)	0.36	(0.41)	(0.32)	0.00
Class D
09/30/2009+	10.00	0.26	0.68	0.94	(0.18)	0.00	0.00
03/31/2009	11.45	0.25	(1.01)	(0.76)	(0.30)	(0.39)	0.00
03/31/2008	10.89	0.57	0.91	1.48	(0.55)	(0.37)	0.00
03/31/2007	10.82	0.34	0.15	0.49	(0.33)	(0.08)	(0.01)
03/31/2006	11.42	0.49	(0.44)	0.05	(0.50)	(0.15)	0.00
03/31/2005	11.79	0.36	(0.03)	0.33	(0.38)	(0.32)	0.00

+	Unaudited
*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)	Effective October 1, 2004, the Fund’s advisory fee was reduced to 0.35%.
(c)	Effective October 1, 2008, the Fund’s advisory fee was reduced to 0.30%.
(d)	Effective October 1, 2008, the Fund’s supervisory and administrative fee was reduced by 0.05% to 0.35%.

12	PIMCO Funds	Inflation-Protected Funds	See Accompanying Notes

Total Distributions	Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$(0.22)	$10.98	9.28%	$4,545,486	0.65	%*	0.65	%*	0.55	%*	0.55	%*	5.22	%*	243%
(0.92)	10.26	(6.80)	3,081,472	0.73	(c)	0.73	(c)	0.57	(c)	0.57	(c)	2.32		936
(0.80)	12.05	15.55	2,261,394	0.61		0.61		0.60		0.60		5.44		874
(0.48)	11.19	3.90	1,362,843	0.60		0.60		0.60		0.60		4.20		489
(0.72)	11.24	(0.75)	2,189,247	0.60		0.60		0.60		0.60		4.42		265
(1.00)	12.02	5.88	620,391	0.62	(b)	0.62	(b)	0.62	(b)	0.62	(b)	3.31		519

$(0.20)	$10.76	9.68%	$6,807,122	0.52	%*	0.52	%*	0.45	%*	0.45	%*	5.40	%*	253%
(0.73)	10.00	(5.91)	5,101,322	0.65		0.65		0.45		0.45		3.13		915
(0.97)	11.45	14.84	8,177,173	0.45		0.45		0.45		0.45		5.62		806
(0.46)	10.89	5.00	5,427,623	0.45		0.45		0.45		0.45		3.67		480
(0.70)	10.82	0.81	5,920,513	0.45		0.45		0.45		0.45		4.64		388
(0.76)	11.42	3.46	4,871,247	0.45		0.45		0.45		0.45		3.53		369

(0.19)	10.76	9.62	512,652	0.58	*	0.58	*	0.55	*	0.55	*	4.77	*	253
(0.69)	10.00	(4.38)	2,031	0.86	*	0.86	*	0.55	*	0.55	*	1.14	*	915

(0.19)	10.76	9.54	942,031	0.77	*	0.77	*	0.70	*	0.70	*	5.17	*	253
(0.71)	10.00	(6.14)	738,750	0.94		0.94		0.70		0.70		2.59		915
(0.94)	11.45	14.56	764,876	0.70		0.70		0.70		0.70		5.25		806
(0.44)	10.89	4.74	453,363	0.70		0.70		0.70		0.70		3.21		480
(0.67)	10.82	0.55	399,084	0.70		0.70		0.70		0.70		5.00		388
(0.73)	11.42	3.20	1,040,102	0.70		0.70		0.70		0.70		3.38		369

(0.18)	10.76	9.46	1,192,505	0.92	*	0.92	*	0.85	*	0.85	*	5.04	*	253
(0.69)	10.00	(6.30)	1,003,987	1.12	(d)	1.12	(d)	0.88	(d)	0.88	(d)	2.42		915
(0.92)	11.45	14.33	1,121,850	0.90		0.90		0.90		0.90		5.22		806
(0.42)	10.89	4.53	873,320	0.90		0.90		0.90		0.90		3.19		480
(0.65)	10.82	0.35	1,124,170	0.90		0.90		0.90		0.90		4.37		388
(0.70)	11.42	3.00	1,210,596	0.90		0.90		0.90		0.90		3.12		369

Semiannual Report	September 30, 2009	13

Financial Highlights  (Cont.)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (a)	Net Realized/ Unrealized Gain (Loss) on Investments	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Basis Return of Capital

RealEstateRealReturn Strategy Fund
Institutional Class
09/30/2009+	$2.08	$0.11	$1.91	$2.02	$0.00	$0.00	$0.00
03/31/2009	6.05	0.14	(4.11)	(3.97)	0.00	0.00	0.00
03/31/2008	7.61	0.28	(1.05)	(0.77)	(0.79)	0.00	0.00
03/31/2007	9.19	0.29	1.32	1.61	(3.19)	0.00	0.00
03/31/2006	9.31	0.50	2.55	3.05	(3.07)	(0.10)	0.00
03/31/2005	11.98	0.40	1.21	1.61	(3.99)	(0.22)	(0.07)
Class P
09/30/2009+	2.08	0.09	1.92	2.01	0.00	0.00	0.00
04/30/2008 - 03/31/2009	6.29	0.14	(4.35)	(4.21)	0.00	0.00	0.00
Class D
09/30/2009+	2.04	0.10	1.87	1.97	0.00	0.00	0.00
03/31/2009	5.96	0.18	(4.10)	(3.92)	0.00	0.00	0.00
03/31/2008	7.52	0.33	(1.13)	(0.80)	(0.76)	0.00	0.00
03/31/2007	9.11	0.25	1.30	1.55	(3.14)	0.00	0.00
03/31/2006	9.26	0.38	2.60	2.98	(3.03)	(0.10)	0.00
03/31/2005	11.96	0.24	1.31	1.55	(3.96)	(0.22)	(0.07)

CommodityRealReturn Strategy Fund®
Institutional Class
09/30/2009+	$6.26	$0.19	$1.46	$1.65	$(0.22)	$0.00	$0.00
03/31/2009	18.32	0.34	(9.60)	(9.26)	(0.71)	(2.09)	0.00
03/31/2008	14.60	0.72	4.06	4.78	(1.06)	0.00	0.00
03/31/2007	14.03	0.42	0.73	1.15	(0.58)	0.00	0.00
03/31/2006	16.29	0.66	(0.15)	0.51	(1.88)	(0.07)	(0.82)
03/31/2005	15.72	0.45	1.14	1.59	(0.84)	(0.18)	0.00
Class P
09/30/2009+	6.27	0.18	1.45	1.63	(0.22)	0.00	0.00
04/30/2008 - 03/31/2009	18.65	0.16	(9.73)	(9.57)	(0.72)	(2.09)	0.00
Administrative Class
09/30/2009+	6.21	0.18	1.43	1.61	(0.21)	0.00	0.00
03/31/2009	18.21	0.31	(9.54)	(9.23)	(0.68)	(2.09)	0.00
03/31/2008	14.52	0.67	4.05	4.72	(1.03)	0.00	0.00
03/31/2007	13.96	0.41	0.70	1.11	(0.55)	0.00	0.00
03/31/2006	16.25	0.41	0.05	0.46	(1.86)	(0.07)	(0.82)
03/31/2005	15.68	0.41	1.14	1.55	(0.80)	(0.18)	0.00
Class D
09/30/2009+	6.20	0.18	1.43	1.61	(0.20)	0.00	0.00
03/31/2009	18.19	0.34	(9.59)	(9.25)	(0.65)	(2.09)	0.00
03/31/2008	14.51	0.63	4.04	4.67	(0.99)	0.00	0.00
03/31/2007	13.94	0.35	0.73	1.08	(0.51)	0.00	0.00
03/31/2006	16.23	0.58	(0.16)	0.42	(1.82)	(0.07)	(0.82)
03/31/2005	15.66	0.38	1.14	1.52	(0.77)	(0.18)	0.00

+	Unaudited
*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)	Effective October 1, 2005, the Fund’s administrative fee was reduced by 0.05% to 0.45%.
(c)	Effective October 1, 2008, the Fund’s supervisory and administrative fee was reduced by 0.05% to 0.40%.

14	PIMCO Funds	Inflation-Protected Funds	See Accompanying Notes

Total Distributions	Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$0.00	$4.10	97.12%	$83,445	1.04	%*	1.04	%*	0.74	%*	0.74	%*	7.73	%*	449%
0.00	2.08	(65.62)	154,135	0.88		0.88		0.74		0.74		3.40		1,288
(0.79)	6.05	(9.66)	427,882	0.75		0.75		0.74		0.74		4.60		900
(3.19)	7.61	20.17	96,685	0.74		0.74		0.74		0.74		3.31		538
(3.17)	9.19	36.18	370,682	0.74		0.74		0.74		0.74		4.88		337
(4.28)	9.31	10.65	413,326	0.74		0.74		0.74		0.74		3.76		510

0.00	4.09	96.63	323	0.97	*	0.97	*	0.84	*	0.84	*	5.64	*	449
0.00	2.08	(66.93)	3	1.00	*	1.00	*	0.84	*	0.84	*	3.62	*	1,288

0.00	4.01	96.57	9,157	1.38	*	1.38	*	1.14	*	1.14	*	6.79	*	449
0.00	2.04	(65.77)	5,263	1.27	(c)	1.27	(c)	1.18	(c)	1.18	(c)	3.77		1,288
(0.76)	5.96	(10.14)	7,106	1.20		1.20		1.19		1.19		5.08		900
(3.14)	7.52	19.69	9,471	1.19		1.19		1.19		1.19		2.85		538
(3.13)	9.11	35.56	18,720	1.21	(b)	1.21	(b)	1.21	(b)	1.21	(b)	3.80		337
(4.25)	9.26	10.13	6,954	1.24		1.24		1.24		1.24		2.32		510

$(0.22)	$7.69	26.40%	$8,769,059	0.83	%*	0.94	%*	0.74	%*	0.85	%*	5.38	%*	252%
(2.80)	6.26	(50.88)	4,443,754	1.12		1.21		0.74		0.83		2.83		979
(1.06)	18.32	34.08	7,532,238	0.75		0.79		0.74		0.78		4.59		697
(0.58)	14.60	8.46	6,740,635	0.74		0.75		0.74		0.75		2.91		603
(2.77)	14.03	2.29	5,622,373	0.74		0.74		0.74		0.74		4.18		292
(1.02)	16.29	10.82	3,524,112	0.74		0.74		0.74		0.74		2.94		264

(0.22)	7.68	26.04	436,303	0.91	*	1.02	*	0.84	*	0.95	*	4.82	*	252
(2.81)	6.27	(51.66)	17,049	1.45	*	1.54	*	0.84	*	0.93	*	2.30	*	979

(0.21)	7.61	26.00	918,060	1.08	*	1.19	*	0.99	*	1.10	*	5.15	*	252
(2.77)	6.21	(50.97)	564,524	1.40		1.49		0.99		1.08		2.55		979
(1.03)	18.21	33.76	1,172,140	1.00		1.04		0.99		1.03		4.25		697
(0.55)	14.52	8.17	816,554	0.99		1.00		0.99		1.00		2.84		603
(2.75)	13.96	1.99	605,339	0.99		0.99		0.99		0.99		2.69		292
(0.98)	16.25	10.63	79,418	0.99		0.99		0.99		0.99		2.65		264

(0.20)	7.61	26.07	695,386	1.33	*	1.44	*	1.24	*	1.35	*	4.92	*	252
(2.74)	6.20	(51.12)	426,678	1.59		1.68		1.24		1.33		2.57		979
(0.99)	18.19	33.40	1,332,737	1.25		1.29		1.24		1.28		4.03		697
(0.51)	14.51	7.93	1,035,496	1.24		1.25		1.24		1.25		2.44		603
(2.71)	13.94	1.74	1,407,939	1.24		1.24		1.24		1.24		3.69		292
(0.95)	16.23	10.36	1,089,498	1.24		1.24		1.24		1.24		2.50		264

Semiannual Report	September 30, 2009	15

Statements of Assets and Liabilities	(Unaudited) September 30, 2009

(Amounts in thousands, except per share amounts)	Real Return Asset Fund	Real Return Fund	RealEstate- RealReturn Strategy Fund

Assets:
Investments, at value	$6,010,710	$18,598,476	$160,551
Investments in Affiliates, at value	54,199	66,151	2,857
Repurchase agreements, at value	10,003	31,539	665
Cash	0	701	82
Deposits with counterparty	60	0	35
Foreign currency, at value	8,841	31,375	500
Receivable for investments sold	44,379	588,265	25,344
Receivable for investments in Affiliates sold	0	29,900	0
Receivable for investments sold on a delayed-delivery basis	22,144	0	4,272
Receivable for Fund shares sold	3,784	55,229	240
Interest and dividends receivable	41,390	122,739	1,035
Dividends receivable from Affiliates	15	36	3
Variation margin receivable	172	580	10
Swap premiums paid	8,165	47,300	540
Unrealized appreciation on foreign currency contracts	1,016	6,114	55
Unrealized appreciation on swap agreements	9,676	49,663	9,439
Other assets	0	4	0
	6,214,554	19,628,072	205,628

Liabilities:
Payable for investments purchased	$48,230	$549,764	$41,958
Payable for investments in Affiliates purchased	14	36	3
Payable for investments purchased on a delayed-delivery basis	1,583,283	3,318,303	27,196
Payable for short sales	3,361	73,466	1,478
Deposits from counterparty	19,031	126,468	10,721
Payable for Fund shares redeemed	48	64,250	93
Dividends payable	4	1,804	0
Overdraft due to custodian	56	0	0
Written options outstanding	1,142	5,721	66
Accrued related party fees	1,990	9,380	96
Variation margin payable	197	929	6
Swap premiums received	575	1,577	54
Unrealized depreciation on foreign currency contracts	4,105	23,956	161
Unrealized depreciation on swap agreements	5,744	42,044	1,135
Other liabilities	1,288	4,105	0
	1,669,068	4,221,803	82,967

Net Assets	$4,545,486	$15,406,269	$122,661

Net Assets Consist of:
Paid in capital	$4,724,965	$16,182,086	$136,948
Undistributed (overdistributed) net investment income	31,520	156,738	(17)
Accumulated undistributed net realized (loss)	(401,820)	(1,411,160)	(17,186)
Net unrealized appreciation	190,821	478,605	2,916
	$4,545,486	$15,406,269	$122,661

Net Assets:
Institutional Class	$4,545,486	$6,807,122	$83,445
Class P	0	512,652	323
Administrative Class	0	942,031	0
Class D	0	1,192,505	9,157
Other Classes	0	5,951,959	29,736

Shares Issued and Outstanding:
Institutional Class	413,796	632,482	20,356
Class P	0	47,633	79
Administrative Class	0	87,528	0
Class D	0	110,802	2,281

Net Asset Value and Redemption Price Per Share (Net Asset Per Share Outstanding)
Institutional Class	$10.98	$10.76	$4.10
Class P	NA	10.76	4.09
Administrative Class	NA	10.76	NA
Class D	NA	10.76	4.01

Cost of Investments Owned	$5,830,101	$18,144,915	$166,367
Cost of Investments in Affiliates Owned	$54,202	$66,151	$2,857
Cost of Repurchase Agreements Owned	$10,003	$31,539	$665
Cost of Foreign Currency Held	$8,820	$33,544	$495
Proceeds Received on Short Sales	$3,350	$73,356	$1,474
Premiums Received on Written Options	$8,120	$30,829	$422

16	PIMCO Funds	Inflation-Protected Funds	See Accompanying Notes

Consolidated Statement of Assets and Liabilities	(Unaudited) September 30, 2009

(Amounts in thousands, except per share amounts)	Commodity- RealReturn Strategy Fund®

Assets:
Investments, at value	$16,134,647
Investments in Affiliates, at value	864,222
Repurchase agreements, at value	89,969
Deposits with counterparty	33
Foreign currency, at value	24,709
Receivable for investments sold	3,762,473
Receivable for investments sold on a delayed-delivery basis	7,667
Receivable for Fund shares sold	61,392
Interest and dividends receivable	85,948
Dividends receivable from Affiliates	78
Variation margin receivable	863
Swap premiums paid	26,366
Unrealized appreciation on foreign currency contracts	2,886
Unrealized appreciation on swap agreements	435,340
21,496,593

Liabilities:
Payable for reverse repurchase agreements	$1,673,703
Payable for investments purchased	2,340,099
Payable for investments in Affiliates purchased	719,778
Payable for investments purchased on a delayed-delivery basis	2,473,194
Payable for short sales	1,099,032
Deposits from counterparty	37,003
Payable for Fund shares redeemed	15,096
Overdraft due to custodian	5,099
Written options outstanding	38,777
Accrued related party fees	10,185
Variation margin payable	442
Swap premiums received	464
Unrealized depreciation on foreign currency contracts	15,542
Unrealized depreciation on swap agreements	44,859
Other liabilities	39
8,473,312

Net Assets	$13,023,281

Net Assets Consist of:
Paid in capital	$12,158,196
Undistributed net investment income	177,093
Accumulated undistributed net realized gain	48,358
Net unrealized appreciation	639,634
$13,023,281

Net Assets:
Institutional Class	$8,769,059
Class P	436,303
Administrative Class	918,060
Class D	695,386
Other Classes	2,204,473

Shares Issued and Outstanding:
Institutional Class	1,140,766
Class P	56,794
Administrative Class	120,550
Class D	91,403

Net Asset Value and Redemption Price Per Share (Net Asset Per Share Outstanding)
Institutional Class	$7.69
Class P	7.68
Administrative Class	7.61
Class D	7.61

Cost of Investments Owned	$15,890,048
Cost of Investments in Affiliates Owned	$864,222
Cost of Repurchase Agreements Owned	$89,969
Cost of Foreign Currency Held	$24,630
Proceeds Received on Short Sales	$1,094,249
Premiums Received on Written Options	$41,742

Semiannual Report	September 30, 2009	17

Statements of Operations

Six Months Ended September 30, 2009 (Unaudited)
(Amounts in thousands)	Real Return Asset Fund	Real Return Fund	RealEstate- RealReturn Strategy Fund

Investment Income:
Interest, net of foreign taxes*	$106,425	$396,266	$7,801
Dividends	64	834	11
Dividends from Affiliate investments	108	274	34
Miscellaneous income	2	12	0
Total Income	106,599	397,386	7,846

Expenses:
Investment advisory fees	5,436	16,733	444
Supervisory and administrative fees	4,530	19,789	252
Distribution and/or servicing fees - Administrative Class	0	1,020	0
Distribution and/or servicing fees - Class D	0	1,342	9
Distribution and/or servicing fees - Other Classes	0	12,776	57
Trustees’ fees	2	7	0
Interest expense	1,741	4,338	265
Miscellaneous expense	2	10	0
Total Expenses	11,711	56,015	1,027

Net Investment Income	94,888	341,371	6,819

Net Realized and Unrealized Gain (Loss):
Net realized gain on investments	160,391	445,660	12,367
Net realized gain on Affiliate investments	64	153	13
Net realized gain (loss) on futures contracts, written options and swaps	(7,537)	35,440	105,867
Net realized (loss) on foreign currency transactions	(13,036)	(67,864)	(1,049)
Net change in unrealized appreciation (depreciation) on investments	125,285	470,905	(943)
Net change in unrealized (depreciation) on Affiliate investments	(3)	(20)	(1)
Net change in unrealized appreciation on futures contracts, written options and swaps	6,513	27,100	4,087
Net change in unrealized appreciation (depreciation) on translation of assets and liabilities denominated in foreign currencies	(257)	4,605	499
Net Gain	271,420	915,979	120,840

Net Increase in Net Assets Resulting from Operations	$366,308	$1,257,350	$127,659

* Foreign tax withholdings	$0	$15	$0

18	PIMCO Funds	Inflation-Protected Funds	See Accompanying Notes

Consolidated Statement of Operations

Six Months Ended September 30, 2009 (Unaudited)
(Amounts in thousands)	Commodity- RealReturn Strategy Fund®

Investment Income:
Interest, net of foreign taxes*	$324,185
Dividends	307
Dividends from Affiliate investments	827
Miscellaneous income	7
Total Income	325,326

Expenses:
Investment advisory fees	29,759
Supervisory and administrative fees	17,957
Distribution and/or servicing fees - Administrative Class	926
Distribution and/or servicing fees - Class D	727
Distribution and/or servicing fees - Other Classes	4,831
Trustees’ fees	6
Interest expense	4,761
Miscellaneous expense	5
Total Expenses	58,972
Reimbursement by Manager	(5,921)
Net Expenses	53,051

Net Investment Income	272,275

Net Realized and Unrealized Gain (Loss):
Net realized gain on investments	140,128
Net realized gain on Affiliate investments	355
Net realized gain on futures contracts, written options and swaps	911,500
Net realized (loss) on foreign currency transactions	(51,271)
Net change in unrealized appreciation on investments	457,445
Net change in unrealized appreciation on Affiliate investments	1
Net change in unrealized appreciation on futures contracts, written options and swaps	539,436
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	13,282
Net Gain	2,010,876

Net Increase in Net Assets Resulting from Operations	$2,283,151

* Foreign tax withholdings	$3

Semiannual Report	September 30, 2009	19

Statements of Changes in Net Assets

	Real Return Asset Fund		Real Return Fund		RealEstateRealReturn Strategy Fund

(Amounts in thousands)	Six Months Ended September 30, 2009 (Unaudited)	Year Ended March 31, 2009	Six Months Ended September 30, 2009 (Unaudited)	Year Ended March 31, 2009	Six Months Ended September 30, 2009 (Unaudited)	Year Ended March 31, 2009

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$94,888	$85,637	$341,371	$363,233	$6,819	$21,902
Net realized gain (loss)	139,818	(352,757)	413,236	(1,409,715)	117,185	(654,654)
Net realized gain on Affiliate investments	64	9	153	231	13	3
Net change in unrealized appreciation (depreciation)	131,541	19,236	502,610	(198,170)	3,643	(30,640)
Net change in unrealized appreciation (depreciation) on Affiliate investments	(3)	0	(20)	20	(1)	1
Net increase (decrease) resulting from operations	366,308	(247,875)	1,257,350	(1,244,401)	127,659	(663,388)

Distributions to Shareholders:
From net investment income
Institutional Class	(77,856)	(90,141)	(113,211)	(232,775)	0	0
Class P	0	0	(6,517)	(3)	0	0
Administrative Class	0	0	(14,907)	(24,916)	0	0
Class D	0	0	(18,613)	(31,045)	0	0
Other Classes	0	0	(86,988)	(139,410)	0	0
From net realized capital gains
Institutional Class	0	(259,579)	0	(198,262)	0	0
Class P	0	0	0	(1)	0	0
Administrative Class	0	0	0	(28,393)	0	0
Class D	0	0	0	(37,806)	0	0
Other Classes	0	0	0	(199,677)	0	0

Total Distributions	(77,856)	(349,720)	(240,236)	(892,288)	0	0

Fund Share Transactions:
Receipts for shares sold
Institutional Class	1,114,711	2,922,113	2,076,900	2,584,278	15,095	938,060
Class P	0	0	527,363	2,001	333	10
Administrative Class	0	0	225,140	670,678	0	0
Class D	0	0	279,755	560,311	1,887	56,750
Other Classes	0	0	1,425,201	2,590,175	7,560	26,462
Issued as reinvestment of distributions
Institutional Class	77,769	349,332	102,737	396,284	0	0
Class P	0	0	1,300	4	0	0
Administrative Class	0	0	13,985	49,962	0	0
Class D	0	0	17,425	64,404	0	0
Other Classes	0	0	65,958	248,257	0	0
Cost of shares redeemed
Institutional Class	(16,918)	(1,853,869)	(914,363)	(4,977,676)	(195,479)	(600,593)
Class P	0	0	(45,557)	(59)	(105)	0
Administrative Class	0	0	(97,890)	(616,410)	0	0
Class D	0	0	(189,327)	(581,370)	(2,749)	(38,637)
Other Classes	0	0	(1,138,483)	(2,300,184)	(3,756)	(25,041)
Net increase (decrease) resulting from Fund share transactions	1,175,562	1,417,576	2,350,144	(1,309,345)	(177,214)	357,011

Fund Redemption Fee	0	97	0	2	6	65

Total Increase (Decrease) in Net Assets	1,464,014	820,078	3,367,258	(3,446,032)	(49,549)	(306,312)

Net Assets:
Beginning of period	3,081,472	2,261,394	12,039,011	15,485,043	172,210	478,522
End of period*	$4,545,486	$3,081,472	$15,406,269	$12,039,011	$122,661	$172,210

*Including undistributed (overdistributed) net investment income of:	$31,520	$14,488	$156,738	$55,603	$(17)	$(6,836)

20	PIMCO Funds	Inflation-Protected Funds	See Accompanying Notes

Consolidated Statements of Changes in Net Assets

	CommodityRealReturn Strategy Fund®

(Amounts in thousands)	Six Months Ended September 30, 2009 (Unaudited)	Year Ended March 31, 2009

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$272,275	$266,048
Net realized gain (loss)	1,000,357	(6,007,100)
Net realized gain on Affiliate investments	355	133
Net change in unrealized appreciation (depreciation)	1,010,163	(1,050,273)
Net change in unrealized appreciation (depreciation) on Affiliate investments	1	(1)
Net increase (decrease) resulting from operations	2,283,151	(6,791,193)

Distributions to Shareholders:
From net investment income
Institutional Class	(228,965)	(317,125)
Class P	(7,709)	(286)
Administrative Class	(23,166)	(50,819)
Class D	(17,316)	(44,040)
Other Classes	(54,833)	(131,233)
From net realized capital gains
Institutional Class	0	(752,777)
Class P	0	(717)
Administrative Class	0	(176,042)
Class D	0	(110,562)
Other Classes	0	(366,453)

Total Distributions	(331,989)	(1,950,054)

Fund Share Transactions:
Receipts for shares sold
Institutional Class	4,594,685	3,864,057
Class P	416,960	20,913
Administrative Class	271,416	884,467
Class D	257,524	455,737
Other Classes	667,852	1,087,415
Issued as reinvestment of distributions
Institutional Class	188,025	906,566
Class P	4,033	783
Administrative Class	22,828	225,581
Class D	15,865	140,838
Other Classes	43,136	389,865
Cost of shares redeemed
Institutional Class	(1,770,271)	(3,112,449)
Class P	(24,250)	(1,780)
Administrative Class	(81,614)	(794,828)
Class D	(114,422)	(751,300)
Other Classes	(396,465)	(1,518,957)
Net increase resulting from Fund share transactions	4,095,302	1,796,908

Fund Redemption Fee	111	1,830

Total Increase (Decrease) in Net Assets	6,046,575	(6,942,509)

Net Assets:
Beginning of period	6,976,706	13,919,215
End of period*	$13,023,281	$6,976,706

*Including undistributed net investment income of:	$177,093	$236,807

Semiannual Report	September 30, 2009	21

Statements of Cash Flows

Six Months Ended September 30, 2009 (Unaudited)
(Amounts in thousands)	Real Return Asset Fund	RealEstate- RealReturn Strategy Fund

Increase (Decrease) in Cash and Foreign Currency from:

Cash flows provided by operating activities:

Net increase in net assets resulting from operations (excluding interest expense)	$368,049	$127,924

Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Purchases of long-term securities	(13,986,648)	(1,697,660)
Proceeds from sales of long-term securities	14,461,903	2,086,628
Proceeds from sales of short-term portfolio investments, net	96,149	25,614
Decrease in deposits with counterparty	3,779	1,383
Decrease in receivable for investments sold	290,051	249,625
Increase (decrease) in interest and dividends receivable	(751)	2,504
Increase (decrease) in swap premiums paid	(27,441)	99,380
Decrease in payable for investments purchased	(110,446)	(212,511)
Increase (decrease) in accrued related party fees	440	(21)
Proceeds from futures transactions	1,235	158
Payment for currency transactions	(13,169)	(1,034)
Payment for short sale transactions	(63,755)	(129,828)
Unrealized appreciation on investments	(131,538)	(3,642)
Net realized gain on investments	(139,882)	(117,198)
Net amortization on investments	(1,659)	(258)
Net cash provided by operating activities	746,317	431,064

Cash flows used for financing activities:
Proceeds from shares sold	1,111,171	24,697
Payment on shares redeemed	(16,909)	(202,063)
Cash dividend paid*	(83)	0
Net repayment of reverse repurchase agreements	(1,674,500)	(235,564)
Interest expense paid	(1,741)	(265)
Increase in overdraft due to custodian	56	0
Decrease in deposits from counterparty	(162,357)	(18,511)
Net cash used for financing activities	(744,363)	(431,706)

Net Increase (Decrease) in Cash and Foreign Currency	1,954	(642)

Cash and Foreign Currency:
Beginning of period	6,887	1,224
End of period	$8,841	$582

* Reinvestment of dividends	$77,769	$0

22	PIMCO Funds	Inflation-Protected Funds	See Accompanying Notes

Consolidated Statement of Cash Flows

Six Months Ended September 30, 2009 (Unaudited)
(Amounts in thousands)	Commodity- RealReturn Strategy Fund®

Increase in Cash and Foreign Currency from:

Cash flows provided by operating activities:

Net increase in net assets resulting from operations (excluding interest expense)	$2,287,912

Adjustments to reconcile net increase in net assets from operations to net cash used for operating activities:
Purchases of long-term securities	(42,037,498)
Proceeds from sales of long-term securities	38,364,917
Proceeds from sales of short-term portfolio investments, net	390,534
Decrease in deposits with counterparty	12,406
Increase in receivable for investments sold	(2,882,328)
Increase in interest and dividends receivable	(7,917)
Decrease in swap premiums paid	793,839
Decrease in other assets	729
Increase in payable for investments purchased	2,870,936
Increase in accrued related party fees	4,370
Decrease in other liabilities	(7)
Proceeds from futures transactions	12,203
Payment for currency transactions	(51,052)
Proceeds from short sale transactions	413,905
Unrealized appreciation on investments	(1,010,164)
Net realized gain on investments	(1,000,712)
Net premium on investments	8,916
Net cash used for operating activities	(1,829,011)

Cash flows received from financing activities:
Proceeds from shares sold	6,186,709
Payment on shares redeemed	(2,434,781)
Cash dividend paid*	(58,102)
Net repayment of reverse repurchase agreements	(1,730,475)
Interest expense paid	(4,761)
Increase in overdraft due to custodian	5,099
Decrease in deposits from counterparty	(134,138)
Net cash received from financing activities	1,829,551

Net Increase in Cash and Foreign Currency	540

Cash and Foreign Currency:
Beginning of period	24,169
End of period	$24,709

* Reinvestment of dividends	$273,887

Semiannual Report	September 30, 2009	23

Schedule of Investments  Real Return Asset Fund

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
BANK LOAN OBLIGATIONS 0.3%

Daimler Finance North America LLC
4.250% due 08/03/2012	$12,250	$11,809

Georgia-Pacific Corp.
2.282% due 12/20/2012	73	70
2.302% due 12/20/2012	839	810
2.464% due 12/20/2012	98	95

Total Bank Loan Obligations (Cost $12,836)		12,784

CORPORATE BONDS & NOTES 13.9%

BANKING & FINANCE 11.0%

American Express Bank FSB
5.500% due 04/16/2013	2,500	2,641

American Express Credit Corp.
5.125% due 08/25/2014	1,700	1,761
5.875% due 05/02/2013	600	637

American Honda Finance Corp.
1.042% due 06/20/2011	29,400	28,511

American International Group, Inc.
0.620% due 10/18/2011	2,000	1,762
4.700% due 10/01/2010	7,000	6,761
5.850% due 01/16/2018	4,300	3,118
8.175% due 05/15/2058	4,500	2,734
8.250% due 08/15/2018	4,300	3,660

ANZ National International Ltd.
0.865% due 08/19/2014	10,000	9,968
6.200% due 07/19/2013	8,600	9,420

Bank of America Corp.
5.375% due 06/15/2014	1,300	1,345
7.375% due 05/15/2014	300	334

Bank of America N.A.
0.839% due 06/23/2010	30,000	30,049
1.059% due 05/12/2010	6,800	6,798

Bank of New York Mellon Corp.
0.442% due 06/29/2012	6,200	6,232

Bank of Scotland PLC
0.374% due 12/08/2010	2,500	2,443

Barclays Bank PLC
6.050% due 12/04/2017	7,800	7,862
7.434% due 09/29/2049	1,200	1,068

Bear Stearns Cos. LLC
0.650% due 08/15/2011	1,900	1,892

Block Financial LLC
7.875% due 01/15/2013	2,500	2,713

Caelus Re Ltd.
6.611% due 06/07/2011	1,000	951

Calabash Re Ltd.
11.199% due 01/08/2010	300	298

Caterpillar Financial Services Corp.
1.033% due 06/24/2011	25,600	25,788

Citigroup Capital XXI
8.300% due 12/21/2057	1,600	1,438

Citigroup Funding, Inc.
1.518% due 05/07/2010	4,500	4,504

Citigroup, Inc.
0.313% due 12/28/2009	20,500	20,472
6.125% due 05/15/2018	1,100	1,085

Commonwealth Bank of Australia
0.785% due 06/25/2014	16,100	16,048

Credit Suisse USA, Inc.
0.640% due 08/15/2010	8,450	8,464

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Dexia Credit Local
0.939% due 09/23/2011	$5,600	$5,657

Everest Reinsurance Holdings, Inc.
5.400% due 10/15/2014	1,000	1,003

Ford Motor Credit Co. LLC
7.800% due 06/01/2012	1,000	967
7.875% due 06/15/2010	7,500	7,534

Foundation Re II Ltd.
7.190% due 11/26/2010	2,000	1,967

GMAC LLC
6.875% due 09/15/2011	1,600	1,507
6.875% due 08/28/2012	2,500	2,280

Goldman Sachs Group, Inc.
0.520% due 11/16/2009	3,060	3,061

HBOS PLC
6.750% due 05/21/2018	4,000	3,573

ING Bank NV
2.625% due 02/09/2012	12,500	12,720
3.900% due 03/19/2014	2,100	2,165

International Lease Finance Corp.
6.625% due 11/15/2013	2,100	1,667

John Deere Capital Corp.
1.052% due 06/10/2011	30,000	30,201

Kreditanstalt fuer Wiederaufbau
4.875% due 06/17/2019	1,800	1,962

LeasePlan Corp. NV
3.000% due 05/07/2012	4,500	4,607

Lehman Brothers Holdings, Inc.
2.951% due 05/25/2010 (a)	4,175	720
6.875% due 05/02/2018 (a)	3,600	657
7.500% due 05/11/2038 (a)	10,000	1

Longpoint Re Ltd.
5.549% due 05/08/2010	1,400	1,400

Marsh & McLennan Cos., Inc.
5.375% due 07/15/2014	5,000	5,211

Merna Reinsurance Ltd.
0.932% due 07/07/2010	4,500	4,378

Metropolitan Life Global Funding I
1.418% due 09/17/2012	26,100	26,044
5.125% due 04/10/2013	2,100	2,180

Morgan Stanley
0.760% due 01/18/2011	10,000	9,909
0.960% due 10/18/2016	700	626
2.550% due 05/14/2010	4,600	4,651
5.750% due 10/18/2016	4,600	4,677

National Australia Bank Ltd.
5.350% due 06/12/2013	7,500	8,005

National Rural Utilities Cooperative Finance Corp.
1.372% due 07/01/2010	37,000	37,143

Pacific Life Global Funding
5.150% due 04/15/2013	1,600	1,675

Pearson Dollar Finance PLC
5.700% due 06/01/2014	2,500	2,631

Pricoa Global Funding I
0.483% due 09/27/2013	9,600	8,856
1.130% due 06/04/2010	29,300	29,124

Residential Reinsurance 2007 Ltd.
6.361% due 06/07/2010	200	202
7.611% due 06/07/2010	300	304

Santander Perpetual S.A. Unipersonal
6.671% due 10/29/2049	4,000	3,524

Simon Property Group LP
6.125% due 05/30/2018	14,100	14,230

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

TransCapitalInvest Ltd. for OJSC AK Transneft
7.700% due 08/07/2013	$6,400	$6,770

Vita Capital Ltd.
1.497% due 01/01/2010	400	396

Vita Capital III Ltd.
1.717% due 01/01/2012	1,600	1,445

Wachovia Bank N.A.
0.418% due 12/02/2010	5,200	5,203
1.350% due 05/14/2010	5,000	5,027

Wachovia Corp.
0.633% due 04/23/2012	18,000	17,627

Wells Fargo Capital XIII
7.700% due 12/29/2049	2,700	2,389

Westpac Banking Corp.
0.582% due 09/10/2014	3,000	2,990

		499,623

INDUSTRIALS 2.6%

CIGNA Corp.
6.350% due 03/15/2018	3,000	3,013

Gaz Capital S.A.
7.343% due 04/11/2013	800	853
8.146% due 04/11/2018	1,500	1,592

International Business Machines Corp.
1.082% due 07/28/2011	28,200	28,510

Kinder Morgan Energy Partners LP
6.500% due 09/01/2039	25,000	25,516

Macy's Retail Holdings, Inc.
5.875% due 01/15/2013	2,000	1,952
5.900% due 12/01/2016	1,000	921
8.875% due 07/15/2015	2,050	2,149

Mohawk Industries, Inc.
6.875% due 01/15/2016	7,000	6,976

Oracle Corp.
0.510% due 05/14/2010	1,500	1,497

Rexam PLC
6.750% due 06/01/2013	2,900	3,113

Ryder System, Inc.
7.200% due 09/01/2015	6,000	6,422

Southwest Airlines Co.
5.125% due 03/01/2017	2,000	1,884

Starwood Hotels & Resorts Worldwide, Inc.
6.250% due 02/15/2013	3,000	2,970

Time Warner, Inc.
0.684% due 11/13/2009	5,000	5,001

Tyco Electronics Group S.A.
5.950% due 01/15/2014	6,000	6,254

Tyco International Finance S.A.
6.000% due 11/15/2013	2,000	2,147

Tyco International Ltd.
7.000% due 12/15/2019	3,000	3,255

Union Pacific Corp.
5.650% due 05/01/2017	1,500	1,597

UnitedHealth Group, Inc.
4.875% due 02/15/2013	300	312

Viacom, Inc.
6.250% due 04/30/2016	10,000	10,803

Yum! Brands, Inc.
6.250% due 03/15/2018	3,000	3,237

		119,974

24	PIMCO Funds	Inflation-Protected Funds	See Accompanying Notes

(Unaudited) September 30, 2009

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
UTILITIES 0.3%

Enel Finance International S.A.
5.700% due 01/15/2013	$8,400	$9,024

FPL Group Capital, Inc.
1.173% due 06/17/2011	4,000	4,048

		13,072

Total Corporate Bonds & Notes (Cost $643,381)		632,669

MUNICIPAL BONDS & NOTES 0.6%

Dallas, Texas Convention Center Hotel Development Corp. Revenue Bonds, Series 2009
7.088% due 01/01/2042	20,000	20,989

Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2007
5.750% due 06/01/2047	1,100	918

Louisiana State Tobacco Settlement Financing Corp. Revenue Bonds, Series 2001
5.875% due 05/15/2039	500	481

Ohio State Buckeye Tobacco Settlement Financing Authority Revenue Bonds, Series 2007
6.000% due 06/01/2042	1,300	1,091

Texas State General Obligation Bonds, Series 2008
4.750% due 04/01/2037	1,550	1,616

West Virginia State Tobacco Settlement Financing Authority Revenue Bonds, Series 2007
7.467% due 06/01/2047	1,735	1,375

Total Municipal Bonds & Notes (Cost $25,968)		26,470

COMMODITY INDEX-LINKED NOTES 0.9%

Barclays Bank PLC (Pure Beta II Total Return Index)
0.414% due 01/15/2010	29,000	40,011

Total Commodity Index-Linked Notes (Cost $29,000)		40,011

U.S. GOVERNMENT AGENCIES 2.3%

Fannie Mae
2.251% due 09/01/2044 - 10/01/2044	556	551
3.512% due 05/01/2035	8,262	8,470
3.514% due 09/01/2034	1,458	1,470
3.703% due 09/01/2035 (g)	20,833	21,276
3.950% due 01/01/2028	1,603	1,608
4.500% due 10/01/2024	300	310
4.634% due 12/01/2036	8,549	8,585
5.000% due 02/25/2017 - 04/25/2033	16,144	16,835
5.204% due 04/01/2024	34	35
5.500% due 12/01/2033	506	533
6.000% due 04/01/2024 - 08/01/2037	298	315
6.500% due 05/01/2036	776	831

Freddie Mac
0.343% due 02/01/2011	4,380	4,377
0.402% due 08/05/2011	19,561	19,553
0.526% due 09/25/2031	106	97
0.593% due 12/15/2030	5,014	4,973
0.606% due 10/25/2029	834	765
3.672% due 07/01/2035	920	938
3.774% due 05/01/2035	1,127	1,157
5.000% due 11/15/2017 - 02/15/2020	6,479	6,773
6.500% due 04/01/2038 (g)	442	472
6.500% due 08/01/2038	94	101

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Ginnie Mae
4.125% due 12/20/2023	$1,322	$1,343
4.375% due 03/20/2026 - 05/20/2028	2,523	2,579
4.625% due 08/20/2023	1,365	1,398
6.000% due 02/15/2036 - 10/15/2038	134	142
6.500% due 03/15/2038	200	212

Small Business Administration
5.902% due 02/10/2018	914	1,001

Total U.S. Government Agencies (Cost $103,590)		106,700

U.S. TREASURY OBLIGATIONS 97.6%

Treasury Inflation Protected Securities (c)
1.750% due 01/15/2028	207,224	199,065
2.000% due 01/15/2026	706,236	706,016
2.125% due 01/15/2019	6,019	6,325
2.375% due 01/15/2025	1,002,996	1,052,519
2.375% due 01/15/2027	635,043	668,581
2.500% due 01/15/2029	254,434	274,152
3.375% due 01/15/2012 (g)	728	775
3.375% due 04/15/2032	48,811	60,480
3.625% due 04/15/2028	727,034	900,160
3.875% due 04/15/2029	410,567	530,529

U.S. Treasury Bonds
5.250% due 02/15/2029	15,400	17,888

U.S. Treasury Notes
0.875% due 04/30/2011 (g)	1,721	1,727
1.125% due 06/30/2011	15,100	15,195
3.000% due 08/31/2016	1,400	1,409

Total U.S. Treasury Obligations (Cost $4,251,753)		4,434,821

MORTGAGE-BACKED SECURITIES 3.4%

Adjustable Rate Mortgage Trust
5.374% due 11/25/2035	1,186	834
5.398% due 01/25/2036	1,177	995

American Home Mortgage Assets
1.821% due 11/25/2046	13,989	5,655

Banc of America Commercial Mortgage, Inc.
5.837% due 06/10/2049	2,500	2,055
5.929% due 05/10/2045	1,530	1,474
5.935% due 02/10/2051	2,500	2,229

Banc of America Funding Corp.
5.746% due 03/20/2036	1,386	836

Banc of America Large Loan, Inc.
0.753% due 08/15/2029	580	455

Bear Stearns Adjustable Rate Mortgage Trust
2.216% due 03/25/2035	1,134	1,005
2.490% due 08/25/2035	992	870
2.900% due 03/25/2035	3,559	3,183
4.342% due 11/25/2034	681	638
4.550% due 08/25/2035	2,732	2,401
4.673% due 01/25/2035	1,261	1,109
4.979% due 01/25/2035	606	549

Bear Stearns Alt-A Trust
5.285% due 08/25/2036	2,600	1,105
5.667% due 11/25/2036	1,453	873

Bear Stearns Commercial Mortgage Securities
6.440% due 06/16/2030	48	48

Citigroup Commercial Mortgage Trust
5.888% due 12/10/2049	640	559

Citigroup Mortgage Loan Trust, Inc.
2.850% due 12/25/2035	220	191

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.098% due 08/25/2035	$279	$230
4.248% due 08/25/2035	1,451	1,191
4.748% due 08/25/2035	1,227	1,058
4.760% due 12/25/2035	825	415

Citigroup/Deutsche Bank Commercial Mortgage Trust
5.886% due 11/15/2044	1,400	1,310

Commercial Mortgage Pass-Through Certificates
0.741% due 02/16/2034	9,400	8,256
6.010% due 12/10/2049	340	307

Countrywide Alternative Loan Trust
0.441% due 12/20/2046	4,351	2,138
1.901% due 12/25/2035	1,189	631
5.883% due 02/25/2037	733	465
6.000% due 01/25/2037	1,033	678

Countrywide Home Loan Mortgage Pass-Through Trust
0.586% due 06/25/2035	634	432
3.885% due 04/20/2035	657	619

Credit Suisse Mortgage Capital Certificates
5.383% due 02/15/2040	1,500	1,179

CW Capital Cobalt Ltd.
5.484% due 04/15/2047	1,400	1,103

Deutsche ALT-A Securities, Inc. Alternate Loan Trust
0.326% due 02/25/2037	622	592

GE Capital Commercial Mortgage Corp.
4.706% due 05/10/2043	1,809	1,828

GMAC Mortgage Corp. Loan Trust
4.508% due 06/19/2035	1,942	1,312
5.304% due 11/19/2035	1,002	849

GS Mortgage Securities Corp. II
5.560% due 11/10/2039	414	365

GSR Mortgage Loan Trust
4.116% due 09/25/2035	2,639	2,444

Harborview Mortgage Loan Trust
0.376% due 04/19/2038	3,724	1,722

JPMorgan Chase Commercial Mortgage Securities Corp.
5.336% due 05/15/2047	2,780	2,389
5.794% due 02/12/2051	3,500	3,060

JPMorgan Mortgage Trust
4.872% due 04/25/2035	782	731
5.395% due 11/25/2035	1,193	1,064
5.500% due 10/25/2035	909	686

LB-UBS Commercial Mortgage Trust
5.372% due 09/15/2039	1,290	1,178
5.424% due 02/15/2040	420	353
5.430% due 02/15/2040	700	570
5.866% due 09/15/2045	1,200	1,062

MASTR Asset Securitization Trust
5.500% due 09/25/2033	1,458	1,438

Merrill Lynch Countrywide Commercial Mortgage Trust
5.378% due 08/12/2048	1,800	1,348
5.485% due 03/12/2051	1,200	938
5.700% due 09/12/2049	1,100	872

MLCC Mortgage Investors, Inc.
3.722% due 12/25/2034	566	535
4.855% due 04/25/2035	668	589

Morgan Stanley Capital I
5.447% due 02/12/2044	650	557
5.544% due 11/12/2049	1,700	1,301
5.692% due 04/15/2049	1,400	1,149
6.076% due 06/11/2049	2,300	2,025

Prime Mortgage Trust
5.000% due 02/25/2019	371	363

See Accompanying Notes	Semiannual Report	September 30, 2009	25

Schedule of Investments  Real Return Asset Fund  (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Residential Accredit Loans, Inc.
0.426% due 06/25/2046	$404	$191

Residential Asset Securitization Trust
0.646% due 01/25/2046	2,815	1,311
0.696% due 12/25/2036	804	396
6.250% due 10/25/2036	1,000	538

Residential Funding Mortgage Securities I
6.500% due 03/25/2032	2,725	2,746

Sovereign Commercial Mortgage Securities Trust
5.840% due 07/22/2030	1,900	1,906

Structured Adjustable Rate Mortgage Loan Trust
5.493% due 07/25/2035	708	558

Structured Asset Mortgage Investments, Inc.
0.436% due 07/25/2046	8,098	3,845

TBW Mortgage-Backed Pass-Through Certificates
0.356% due 01/25/2037	13,316	12,201

Thornburg Mortgage Securities Trust
0.356% due 11/25/2046	503	476
0.396% due 06/25/2037	28,032	25,432

Wachovia Mortgage Loan Trust LLC
5.454% due 10/20/2035	863	772

WaMu Mortgage Pass-Through Certificates
0.516% due 12/25/2045	310	188
0.536% due 07/25/2045	93	56
0.566% due 08/25/2045	217	137
1.751% due 02/25/2047	19,547	10,211
1.901% due 08/25/2046	1,473	771
5.392% due 02/25/2037	20,166	12,994

Total Mortgage-Backed Securities (Cost $167,050)		153,125

ASSET-BACKED SECURITIES 8.1%

Aames Mortgage Investment Trust
0.396% due 08/25/2035	120	107

Access Group, Inc.
1.804% due 10/27/2025	27,736	28,012

ACE Securities Corp.
0.296% due 12/25/2036	1,013	823
0.306% due 10/25/2036	190	126

Asset-Backed Funding Certificates
0.306% due 11/25/2036	515	504
0.306% due 01/25/2037	129	114

Bank of America Auto Trust
1.160% due 02/15/2012	3,400	3,403

Bank One Issuance Trust
0.363% due 05/15/2014	5,000	4,956
0.373% due 03/15/2014	2,000	1,985

Bear Stearns Asset-Backed Securities Trust
1.246% due 10/25/2037	2,609	1,635

Capital Auto Receivables Asset Trust
1.163% due 03/15/2011	300	300

Carrington Mortgage Loan Trust
0.296% due 01/25/2037	140	134
0.346% due 06/25/2037	4,171	3,625

Chase Issuance Trust
0.263% due 03/15/2013	11,800	11,737
0.263% due 10/15/2013	2,000	1,980
0.283% due 10/15/2012	14,900	14,862
0.694% due 09/17/2012	14,800	14,800
1.799% due 09/15/2015	15,000	15,433

Citigroup Mortgage Loan Trust, Inc.
0.306% due 05/25/2037	1,980	1,659

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Countrywide Asset-Backed Certificates
0.296% due 03/25/2037	$60	$60
0.296% due 05/25/2037	2,666	2,586
0.296% due 12/25/2046	29	29
0.296% due 03/25/2047	95	94
0.296% due 05/25/2047	1,043	989
0.296% due 06/25/2047	202	191
0.306% due 03/25/2037	13	13
0.316% due 06/25/2047	2,429	2,341
1.146% due 10/25/2047	918	540

Credit-Based Asset Servicing & Securitization LLC
0.306% due 11/25/2036	259	188

First Franklin Mortgage Loan Asset- Backed Certificates
0.316% due 12/25/2037	512	493

Ford Credit Auto Owner Trust
0.843% due 07/15/2010	260	260
1.143% due 01/15/2011	16,993	17,017
1.663% due 06/15/2012	15,400	15,556

Fremont Home Loan Trust
0.306% due 01/25/2037	1,112	726

HFC Home Equity Loan Asset-Backed Certificates
0.316% due 03/20/2036	22	22
1.046% due 11/20/2036	2,743	2,640

Honda Auto Receivables Owner Trust
3.770% due 09/20/2010	2,145	2,153

MASTR Asset-Backed Securities Trust
0.306% due 11/25/2036	66	63

Morgan Stanley ABS Capital I
0.286% due 10/25/2036	920	900
0.296% due 10/25/2036	413	395
0.346% due 09/25/2036	9,900	7,981

Morgan Stanley Mortgage Loan Trust
5.750% due 11/25/2036	1,161	656

Nelnet Student Loan Trust
0.349% due 12/22/2016	20,625	20,534

Option One Mortgage Loan Trust
0.646% due 02/25/2035	1,626	1,233

Popular ABS Mortgage Pass-Through Trust
0.336% due 06/25/2047	972	853
0.676% due 06/25/2035	6,300	2,819

Securitized Asset-Backed Receivables LLC Trust
0.376% due 05/25/2037	7,045	4,896

SLC Student Loan Trust
0.420% due 02/15/2015	3,398	3,398

SLM Student Loan Trust
0.504% due 10/25/2016	12,331	12,315
0.504% due 07/25/2017	2,200	2,177
0.584% due 07/25/2019	6,000	5,911
0.904% due 10/27/2014	47,732	47,773
1.004% due 10/25/2017	11,100	11,036
1.404% due 07/25/2023	10,582	10,602
2.004% due 04/25/2023	41,600	43,253

Soundview Home Equity Loan Trust
0.306% due 11/25/2036	830	542
0.326% due 06/25/2037	622	469
0.356% due 01/25/2037	7,000	4,903
1.046% due 10/25/2037	3,383	3,264

South Carolina Student Loan Corp.
0.861% due 09/02/2014	454	455
0.911% due 03/01/2018	10,600	10,634
1.111% due 03/02/2020	13,500	13,455
1.361% due 09/03/2024	6,800	6,786

Total Asset-Backed Securities (Cost $369,659)		369,396

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOVEREIGN ISSUES 0.1%

Export-Import Bank of Korea
0.798% due 10/04/2011		$4,500	$4,510

Total Sovereign Issues (Cost $4,498)			4,510

FOREIGN CURRENCY-DENOMINATED ISSUES 2.9%

American International Group, Inc.
5.750% due 03/15/2067	GBP	3,850	2,830

Brazil Notas do Tesouro Nacional Series F
10.000% due 01/01/2012	BRL	4,405	2,416

General Electric Capital Corp.
5.500% due 09/15/2067	EUR	3,400	3,906
6.500% due 09/15/2067	GBP	7,300	9,325

Green Valley Ltd.
4.629% due 01/10/2011	EUR	700	990

Japan Government CPI Linked Bond
0.800% due 12/10/2015	JPY	20,060	208
1.100% due 12/10/2016		946,104	9,844
1.200% due 12/10/2017		5,531,463	57,256
1.400% due 06/10/2018		4,373,600	45,477

Lehman Brothers Holdings, Inc.
5.259% due 06/12/2013 (a)	EUR	3,028	654

Royal Bank of Scotland Group PLC
7.092% due 10/29/2049		800	591

Total Foreign Currency-Denominated Issues (Cost $125,516)			133,497

		SHARES
CONVERTIBLE PREFERRED SECURITIES 0.0%

Wells Fargo & Co.
7.500% due 12/31/2049		1,700	1,518

Total Convertible Preferred Securities (Cost $1,629)			1,518

		PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 3.5%

CERTIFICATES OF DEPOSIT 2.0%

Sao Paolo IMI NY
0.949% due 06/09/2010		$35,000	34,996

UBS AG
1.240% due 07/01/2010		56,800	56,791

			91,787

REPURCHASE AGREEMENTS 0.2%

JPMorgan Chase Bank N.A.
0.030% due 10/01/2009		4,000	4,000
(Dated 09/30/2009. Collateralized by U.S. Treasury Notes 2.750% due 02/28/2013 valued at $4,112. Repurchase proceeds are $4,000.)

State Street Bank and Trust Co.
0.010% due 10/01/2009		6,003	6,003
(Dated 09/30/2009. Collateralized by U.S. Treasury Bills 0.000% due 11/27/2009 valued at $6,124. Repurchase proceeds are $6,003.)

			10,003

26	PIMCO Funds	Inflation-Protected Funds	See Accompanying Notes

(Unaudited) September 30, 2009

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. CASH MANAGEMENT BILLS 0.0%
0.190% due 04/01/2010 (e)	$1,330	$1,329

U.S. TREASURY BILLS 0.1%
0.208% due 02/25/2010 - 03/25/2010 (b)(e)(g)	2,094	2,093

	SHARES
SHORT-TERM FLOATING NAV PORTFOLIO (d) 1.2%
	5,412,864	54,199

Total Short-Term Instruments (Cost $159,426)		159,411

Total Investments 133.6% (Cost $5,894,306)		$6,074,912

Written Options (i) (0.0%) (Premiums $8,120)		(1,142)

Other Assets and Liabilities (Net) (33.6%)		(1,528,284)

Net Assets 100.0%		$4,545,486

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Security is in default.
(b)	Coupon represents a weighted average rate.
(c)	Principal amount of security is adjusted for inflation.
(d)	Affiliated to the Fund.
(e)	Securities with an aggregate market value of $2,948 have been pledged as collateral for swap and swaption contracts on September 30, 2009.
(f)	The average amount of borrowings while outstanding during the period ended September 30, 2009 was $814,739 at a weighted average interest rate of 0.465%. On September 30, 2009, there were no open reverse repurchase agreements.
(g)	Securities with an aggregate market value of $3,138 and cash of $60 have been pledged as collateral for the following open futures contracts on September 30, 2009:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation
90-Day Euribor December Futures	Long	12/2010	139	$251
90-Day Euribor June Futures	Long	06/2010	159	279
90-Day Euribor September Futures	Long	09/2010	274	472
90-Day Eurodollar December Futures	Long	12/2009	203	230
90-Day Eurodollar June Futures	Long	06/2010	1,509	1,252
90-Day Eurodollar March Futures	Long	03/2010	467	475
United Kingdom 90-Day LIBOR Sterling Interest Rate June Futures	Long	06/2010	477	631

				$3,590

(h)	Swap agreements outstanding on September 30, 2009:

Credit Default Swaps on Corporate, Sovereign, and U.S. Municipal Issues - Buy Protection (1)
Reference Entity	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at September 30, 2009 (3)	Notional Amount (4)	Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Block Financial LLC	DUB	(1.050%	)	03/20/2013	0.416%	$2,500	$(54)	$0	$(54)
CIGNA Corp.	GSC	(1.270%	)	03/20/2018	1.424%	3,000	31	0	31
DISH DBS Corp.	BCLY	(3.100%	)	12/20/2011	1.817%	1,000	(29)	0	(29)
DISH DBS Corp.	GSC	(3.200%	)	12/20/2011	1.817%	1,000	(31)	0	(31)
Everest Reinsurance Holdings, Inc.	BCLY	(0.535%	)	12/20/2014	0.819%	1,000	14	0	14
International Lease Finance Corp.	DUB	(1.600%	)	12/20/2013	9.204%	2,100	474	0	474
Macy's Retail Holdings, Inc.	BOA	(2.430%	)	03/20/2013	2.712%	2,000	17	0	17
Macy's Retail Holdings, Inc.	DUB	(6.950%	)	09/20/2015	2.920%	2,050	(414)	0	(414)
Macy's Retail Holdings, Inc.	RBS	(2.111%	)	12/20/2016	3.059%	1,000	54	0	54
Marsh & McLennan Cos., Inc.	DUB	(0.670%	)	09/20/2014	0.428%	5,000	(57)	0	(57)
Merrill Lynch & Co., Inc.	JPM	(1.000%	)	06/20/2019	1.331%	10,000	254	1,427	(1,173)
Mohawk Industries, Inc.	UBS	(1.550%	)	03/20/2016	1.968%	7,000	159	0	159
Pearson Dollar Finance PLC	MSC	(0.750%	)	06/20/2014	0.459%	2,500	(33)	0	(33)
Rexam PLC	BCLY	(1.450%	)	06/20/2013	1.075%	2,900	(40)	0	(40)
Ryder System, Inc.	BOA	(1.730%	)	09/20/2015	1.145%	6,000	(192)	0	(192)

See Accompanying Notes	Semiannual Report	September 30, 2009	27

Schedule of Investments  Real Return Asset Fund  (Cont.)

Credit Default Swaps on Corporate, Sovereign, and U.S. Municipal Issues - Buy Protection (1) (Cont.)
Reference Entity	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at September 30, 2009 (3)	Notional Amount (4)	Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Simon Property Group LP	DUB	(0.947%	)	06/20/2018	1.516%	$6,100	$245	$0	$245
Simon Property Group LP	MSC	(1.306%	)	06/20/2018	1.516%	8,000	116	0	116
Southwest Airlines Co.	BOA	(1.320%	)	03/20/2017	1.716%	2,000	49	0	49
Starwood Hotels & Resorts Worldwide, Inc.	BOA	(2.370%	)	03/20/2013	2.727%	3,000	32	0	32
Tyco Electronics Group S.A.	BOA	(1.100%	)	03/20/2014	0.880%	6,000	(58)	0	(58)
Tyco International Finance S.A.	BOA	(0.750%	)	12/20/2013	0.616%	2,000	(11)	0	(11)
Tyco International Finance S.A.	BOA	(1.120%	)	12/20/2019	0.686%	3,000	(111)	0	(111)
Union Pacific Corp.	UBS	(0.810%	)	06/20/2017	0.505%	1,500	(32)	0	(32)
Viacom, Inc.	DUB	(1.340%	)	06/20/2016	0.924%	10,000	(255)	0	(255)
Yum! Brands, Inc.	BOA	(1.245%	)	03/20/2018	0.805%	3,000	(97)	0	(97)

							$31	$1,427	$(1,396)

Credit Default Swaps on Corporate, Sovereign, and U.S. Municipal Issues - Sell Protection (2)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at September 30, 2009 (3)	Notional Amount (4)	Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Ford Motor Credit Co. LLC	BCLY	3.800%	09/20/2012	5.348%	$400	$(16)	$0	$(16)
Ford Motor Credit Co. LLC	JPM	3.850%	09/20/2012	5.348%	800	(31)	0	(31)
General Electric Capital Corp.	BOA	5.000%	09/20/2014	1.978%	9,900	1,343	331	1,012
GMAC, Inc.	GSC	3.400%	06/20/2011	6.373%	1,900	(88)	0	(88)

						$1,208	$331	$877

Credit Default Swaps on Credit Indices - Buy Protection (1)
Index/Tranches	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Notional Amount (4)	Market Value (5)	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
CDX.HY-12 5-Year Index	DUB	(5.000%	)	06/20/2014	$25,850	$1,547	$1,245	$302
CDX.HY-12 5-Year Index	MSC	(5.000%	)	06/20/2014	6,674	400	359	41
CDX.HY-12 5-Year Index	UBS	(5.000%	)	06/20/2014	34,686	2,076	2,103	(27)
CDX.IG-12 5-Year Index	MSC	(1.000%	)	06/20/2014	54,500	219	2,094	(1,875)

						$4,242	$5,801	$(1,559)

(1)	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities compromising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities compromising the referenced index.
(2)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.
(3)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, U.S. municipal issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
(4)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(5)	The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Receive	1-Month EUR-CPTFEMU Index	2.275%	10/15/2016	UBS	EUR	8,100	$101	$0	$101
Pay	1-Month EUR-FRCPXTOB Index	2.090%	10/15/2010	BNP		3,800	220	0	220
Pay	1-Month EUR-FRCPXTOB Index	2.103%	10/15/2010	BCLY		3,700	209	(10)	219
Pay	1-Month EUR-FRCPXTOB Index	2.146%	10/15/2010	UBS		5,500	348	7	341
Pay	1-Month EUR-FRCPXTOB Index	2.040%	02/21/2011	BNP		3,400	179	0	179
Pay	1-Month EUR-FRCPXTOB Index	2.261%	07/14/2011	JPM		100	7	0	7
Receive	1-Month EUR-FRCPXTOB Index	2.028%	10/15/2011	JPM		7,600	393	0	393
Pay	1-Month EUR-FRCPXTOB Index	2.095%	10/15/2011	UBS		32,400	1,822	0	1,822
Pay	1-Month EUR-FRCPXTOB Index	2.350%	10/15/2016	UBS		8,100	(123)	0	(123)
Pay	1-Month EUR-FRCPXTOB Index	2.353%	10/15/2016	JPM		7,200	(122)	0	(122)
Pay	1-Year BRL-CDI	10.115%	01/02/2012	MSC	BRL	9,400	(238)	(68)	(170)
Pay	1-Year BRL-CDI	10.575%	01/02/2012	UBS		35,500	(556)	(7)	(549)
Pay	1-Year BRL-CDI	10.680%	01/02/2012	BCLY		31,100	(427)	(271)	(156)
Pay	1-Year BRL-CDI	12.540%	01/02/2012	MSC		3,700	63	(11)	74

28	PIMCO Funds	Inflation-Protected Funds	See Accompanying Notes

(Unaudited) September 30, 2009

Interest Rate Swaps (Cont.)
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	1-Year BRL-CDI	14.765%	01/02/2012	HSBC	BRL	1,200	$51	$8	$43
Pay	1-Year BRL-CDI	14.765%	01/02/2012	MLP		10,100	429	47	382
Pay	6-Month EUR-LIBOR	5.000%	09/17/2010	BCLY	EUR	16,700	925	(176)	1,101
Pay	6-Month EUR-LIBOR	4.500%	03/18/2011	GSC		14,800	1,276	(31)	1,307
Pay	6-Month GBP-LIBOR	6.000%	03/20/2010	DUB	GBP	31,300	1,291	529	762
Pay	6-Month GBP-LIBOR	5.000%	03/18/2014	HSBC		1,500	193	14	179

							$6,041	$31	$6,010

(i)	Written options outstanding on September 30, 2009:

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Premium	Market Value
Put - OTC 7-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Pay	4.000%	11/23/2009	$58,000	$563	$78
Put - OTC 10-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Pay	4.350%	11/23/2009	7,000	34	13
Put - OTC 5-Year Interest Rate Swap	BNP	3-Month USD-LIBOR	Pay	3.750%	11/23/2009	46,000	483	25
Put - OTC 7-Year Interest Rate Swap	BNP	3-Month USD-LIBOR	Pay	4.000%	11/23/2009	139,000	1,597	188
Put - OTC 5-Year Interest Rate Swap	CITI	3-Month USD-LIBOR	Pay	3.750%	11/23/2009	74,000	727	40
Put - OTC 5-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	3.420%	11/23/2009	1,000	10	2
Put - OTC 7-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	4.000%	11/23/2009	14,000	71	19
Put - OTC 5-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	5.500%	08/31/2010	15,000	162	64
Put - OTC 10-Year Interest Rate Swap	GSC	3-Month USD-LIBOR	Pay	4.350%	11/23/2009	2,200	16	4
Put - OTC 7-Year Interest Rate Swap	GSC	3-Month USD-LIBOR	Pay	5.365%	09/20/2010	10,000	321	84
Put - OTC 5-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Pay	3.750%	11/23/2009	10,000	88	5
Put - OTC 7-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Pay	4.000%	11/23/2009	5,000	51	7
Put - OTC 5-Year Interest Rate Swap	MLP	3-Month USD-LIBOR	Pay	3.420%	11/23/2009	11,000	114	17
Put - OTC 5-Year Interest Rate Swap	MLP	3-Month USD-LIBOR	Pay	3.750%	11/23/2009	69,000	630	38
Call - OTC 10-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Receive	3.000%	11/23/2009	44,000	285	137
Put - OTC 5-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Pay	3.750%	11/23/2009	45,000	432	25
Put - OTC 10-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Pay	4.350%	11/23/2009	3,000	18	6
Put - OTC 5-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	3.750%	11/23/2009	244,000	2,018	133
Put - OTC 10-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	4.350%	11/23/2009	2,000	14	4
Put - OTC 7-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	6.000%	08/31/2010	500	4	2
Put - OTC 7-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	5.365%	09/20/2010	30,000	482	251

							$8,120	$1,142

Transactions in written call and put options for the period ended September 30, 2009:

	# of Contracts	Notional Amount	Premium
Balance at 03/31/2009	489	$411,100	$4,493
Sales	1,616	1,189,200	9,778
Closing Buys	(689)	(702,800)	(5,154)
Expirations	(887)	(67,800)	(734)
Exercised	(529)	0	(263)

Balance at 09/30/2009	0	$829,700	$8,120

(j)	Short sales outstanding on September 30, 2009:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Market Value
Fannie Mae	5.500%	11/01/2039	$600	$624	$626
Fannie Mae	6.000%	11/01/2039	400	420	421
Fannie Mae	6.500%	11/01/2039	1,200	1,276	1,277
Freddie Mac	4.500%	12/01/2039	900	925	931
Ginnie Mae	6.000%	10/01/2039	100	105	106

				$3,350	$3,361

See Accompanying Notes	Semiannual Report	September 30, 2009	29

Schedule of Investments  Real Return Asset Fund  (Cont.)

(k)	Foreign currency contracts outstanding on September 30, 2009:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	AUD	237	10/2009	JPM	$2	$0	$2
Buy		237	10/2009	RBS	12	0	12
Buy	BRL	3,094	10/2009	JPM	117	0	117
Sell		3,094	10/2009	JPM	0	(238)	(238)
Buy	CHF	1,305	10/2009	HSBC	0	(6)	(6)
Sell		1,305	10/2009	RBC	0	(51)	(51)
Sell		1,305	12/2009	HSBC	6	0	6
Buy	CNY	14,442	03/2010	BCLY	0	(19)	(19)
Buy		7,753	03/2010	BOA	0	(8)	(8)
Buy		6,377	03/2010	CITI	0	(11)	(11)
Buy		29,025	03/2010	DUB	0	(52)	(52)
Buy		6,136	03/2010	HSBC	0	(9)	(9)
Buy		57	03/2010	JPM	0	0	0
Buy		42,278	06/2010	BCLY	0	(34)	(34)
Buy		17,708	06/2010	CITI	0	(10)	(10)
Buy		7,611	06/2010	DUB	0	(7)	(7)
Buy		55,036	06/2010	HSBC	0	(45)	(45)
Sell	EUR	3,868	10/2009	BCLY	0	(119)	(119)
Sell		4,626	10/2009	BNP	0	(145)	(145)
Buy		227	10/2009	HSBC	1	0	1
Sell	GBP	6,355	10/2009	BNP	457	0	457
Sell	JPY	5,895,271	10/2009	BNP	0	(1,964)	(1,964)
Sell		277,692	10/2009	CITI	6	0	6
Buy		225,830	10/2009	HSBC	0	(12)	(12)
Sell		503,522	10/2009	HSBC	12	(16)	(4)
Sell		4,266,555	10/2009	RBC	0	(1,209)	(1,209)
Buy	KRW	3,104,400	11/2009	BCLY	33	0	33
Buy		3,091,400	11/2009	CITI	22	0	22
Buy		10,854,900	02/2010	CITI	193	0	193
Buy		5,917,230	02/2010	DUB	61	0	61
Buy		5,895,450	02/2010	JPM	43	0	43
Buy	MXN	91,174	11/2009	CITI	3	0	3
Sell		2,140	11/2009	CITI	0	(14)	(14)
Buy		1,657	11/2009	DUB	2	0	2
Buy		57,418	11/2009	GSC	22	0	22
Buy		180,711	11/2009	HSBC	21	(135)	(114)
Buy		483	11/2009	JPM	3	0	3
Sell	MYR	40	11/2009	BCLY	0	0	0
Sell		21	11/2009	DUB	0	0	0
Sell		55	11/2009	JPM	0	(1)	(1)
Sell		4	02/2010	CITI	0	0	0

					$1,016	$(4,105)	$(3,089)

(l)	Fair Value Measurements +

The following is a summary of the fair valuations according to the inputs used as of September 30, 2009 in valuing the Fund's assets and liabilities:

Category ++	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 09/30/2009
Corporate Bonds & Notes	$0	$628,290	$4,379	$632,669
U.S. Treasury Obligations	0	4,434,821	0	4,434,821
Asset-Backed Securities	0	369,396	0	369,396
Other Investments +++	55,717	582,309	0	638,026

Investments, at value	$55,717	$6,014,816	$4,379	$6,074,912

Short Sales, at value	$0	$(3,361)	$0	$(3,361)

Financial Derivative Instruments ++++	$3,590	$(299)	$0	$3,291

Total	$59,307	$6,011,156	$4,379	$6,074,842

30	PIMCO Funds	Inflation-Protected Funds	See Accompanying Notes

(Unaudited) September 30, 2009

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ending September 30, 2009:

Category ++	Beginning Balance at 03/31/2009	Net Purchases/ (Sales)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)	Net Transfers In/ (Out) of Level 3	Ending Balance at 09/30/2009	Net Change in Unrealized Appreciation/ (Depreciation) on investments held at 09/30/2009
Corporate Bonds & Notes	$26,305	$(36,111)	$37	$14,795	$(1,475)	$828	$4,379	$70
Other Investments +++	0	0	0	0	0	0	0	0

Investments, at value	$26,305	$(36,111)	$37	$14,795	$(1,475)	$828	$4,379	$70

Financial Derivative Instruments ++++	$2,612	$0	$0	$0	$426	$(3,038)	$0	$0

Total	$28,917	$(36,111)	$37	$14,795	$(1,049)	$(2,210)	$4,379	$70

+	See note 2 in the Notes to Financial Statements for additional information.
++	Refer to the Schedule of Investments for additional information.
+++	Sum of all other categories each of which individually has an aggregate market value of less than 5% of net assets.
++++	Financial derivative instruments may include open futures contracts, swap contracts, written options, and foreign currency contracts.

(m)	Fair Value of Derivative Instruments ^

The following is a summary of the fair valuations of the Fund's derivative instruments categorized by risk exposure:

Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of September 30, 2009:

	Derivatives not accounted for as hedging instruments
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Other Contracts	Total
Assets:
Variation margin receivable ^^	$3,590	$0	$0	$0	$0	$3,590
Unrealized appreciation on foreign currency contracts	0	1,016	0	0	0	1,016
Unrealized appreciation on swap agreements	7,130	0	2,546	0	0	9,676

	$10,720	$1,016	$2,546	$0	$0	$14,282

Liabilities:
Written options outstanding	$1,142	$0	$0	$0	$0	$1,142
Unrealized depreciation on foreign currency contracts	0	4,105	0	0	0	4,105
Unrealized depreciation on swap agreements	1,120	0	4,624	0	0	5,744

	$2,262	$4,105	$4,624	$0	$0	$10,991

The Effect of Derivative Instruments on the Statement of Operations for the Six Months Ended September 30, 2009:

	Derivatives not accounted for as hedging instruments
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result from Operations:
Net realized gain on investments (purchased options)	$811	$0	$0	$0	$0	$811
Net realized gain (loss) on futures contracts, written options and swaps	11,682	0	(19,256)	0	0	(7,574)
Net realized (loss) on foreign currency transactions	0	(11,549)	0	0	0	(11,549)

	$12,493	$(11,549)	$(19,256)	$0	$0	$(18,312)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result from Operations:
Net change in unrealized (depreciation) on investments (purchased options)	$(936)	$0	$0	$0	$0	$(936)
Net change in unrealized appreciation (depreciation) on futures contracts, written options and swaps	10,815	0	(4,302)	0	0	6,513
Net change in unrealized (depreciation) on translation of assets and liabilities denominated in foreign currencies	0	(123)	0	0	0	(123)

	$9,879	$(123)	$(4,302)	$0	$0	$5,454

^	See note 2 in the Notes to Financial Statements for additional information.
^^	The Fair Values of Derivative Instruments may include cumulative appreciation/depreciation of futures contracts as reported in the Notes to Schedule of Investments. Only current day's variation margin is reported within the Statement of Assets and Liabilities.

See Accompanying Notes	Semiannual Report	September 30, 2009	31

Schedule of Investments  Real Return Fund

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
BANK LOAN OBLIGATIONS 0.3%

Daimler Finance North America LLC
4.250% due 08/03/2012	$42,800	$41,260

Ford Motor Co.
3.250% due 12/16/2013	298	266
3.510% due 12/16/2013	4,552	4,059

Georgia-Pacific Corp.
2.282% due 12/20/2012	492	475
2.302% due 12/20/2012	5,874	5,668
2.464% due 12/20/2012	690	665

Total Bank Loan Obligations (Cost $53,221)		52,393

CORPORATE BONDS & NOTES 16.0%

BANKING & FINANCE 12.6%

Allstate Life Global Funding Trusts
5.375% due 04/30/2013	16,000	17,050

Allstate Life Global Funding Trusts CPI Linked Bond
0.000% due 03/01/2010	9,708	9,680

American Express Bank FSB
5.500% due 04/16/2013	16,300	17,223

American Express Credit Corp.
5.125% due 08/25/2014	10,600	10,981
5.875% due 05/02/2013	2,474	2,626

American General Finance Corp.
6.900% due 12/15/2017	5,000	3,502

American Honda Finance Corp.
1.042% due 06/20/2011	142,500	138,191

American International Group, Inc.
0.536% due 01/29/2010	6,300	6,254
0.620% due 10/18/2011	7,100	6,255
4.950% due 03/20/2012	400	360
5.450% due 05/18/2017	600	436
5.850% due 01/16/2018	14,400	10,441
8.175% due 05/15/2058	26,700	16,220
8.250% due 08/15/2018	23,100	19,660

ANZ National International Ltd.
0.865% due 08/19/2014	35,000	34,887
6.200% due 07/19/2013	33,900	37,132

Australia & New Zealand Banking Group Ltd.
0.572% due 06/18/2012	23,500	23,318
3.200% due 12/15/2011	12,000	12,135

Bank of America Corp.
0.591% due 11/06/2009	100	100
5.375% due 06/15/2014	1,000	1,035
7.375% due 05/15/2014	13,000	14,485

Bank of America N.A.
0.839% due 06/23/2010	8,600	8,614

Barclays Bank PLC
6.050% due 12/04/2017	19,600	19,756
7.434% due 09/29/2049	8,700	7,743
10.179% due 06/12/2021	7,120	9,376

Bear Stearns Cos. LLC
0.650% due 08/15/2011	5,000	4,978

BNP Paribas
0.780% due 06/04/2010	2,600	2,608

Brookfield Asset Management, Inc.
5.800% due 04/25/2017	7,500	6,463

Caelus Re Ltd.
6.611% due 06/07/2011	3,900	3,710

Calabash Re Ltd.
8.699% due 01/08/2010	4,900	4,848
11.199% due 01/08/2010	2,500	2,487

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Caterpillar Financial Services Corp.
0.588% due 10/09/2009	$1,000	$1,000
0.808% due 06/25/2010	135,000	135,411
1.033% due 06/24/2011	400	403

Citibank N.A.
0.300% due 06/04/2012	3,100	3,101

Citigroup Capital XXI
8.300% due 12/21/2057	15,100	13,571

Citigroup Funding, Inc.
1.518% due 05/07/2010	64,000	64,063

Citigroup, Inc.
0.519% due 05/18/2011	1,200	1,171
5.500% due 04/11/2013	23,400	23,972
6.500% due 08/19/2013	10,000	10,510

Commonwealth Bank of Australia
0.573% due 09/17/2014	66,900	66,771
0.682% due 12/10/2012	2,000	2,003
0.785% due 06/25/2014	62,000	61,798

Countrywide Financial Corp.
5.800% due 06/07/2012	10,300	10,873

Credit Suisse New York
5.000% due 05/15/2013	21,900	23,204

Credit Suisse USA, Inc.
0.505% due 11/20/2009	100	100

Danske Bank A/S
5.914% due 12/29/2049	7,000	5,115

Dexia Credit Local
0.939% due 09/23/2011	21,500	21,719

DnB NOR Bank ASA
0.580% due 10/13/2009	200	200

Ford Motor Credit Co. LLC
7.500% due 08/01/2012	3,500	3,363
7.800% due 06/01/2012	14,840	14,352
8.000% due 12/15/2016	2,750	2,556

Foundation Re II Ltd.
7.190% due 11/26/2010	10,300	10,128

General Electric Capital Corp.
0.292% due 12/21/2012	4,100	4,103
0.500% due 03/12/2012	1,400	1,407
0.510% due 08/15/2011	2,525	2,463
0.633% due 09/28/2011	7,775	7,636

Goldman Sachs Group, Inc.
0.383% due 06/28/2010	20,000	20,004
0.520% due 11/16/2009	2,000	2,000
0.583% due 06/28/2010	500	501
0.739% due 03/22/2016	1,000	945
0.959% due 10/07/2011	15,007	14,825

Governor & Co. of the Bank of Ireland
0.342% due 12/18/2009	200	200

HBOS PLC
6.750% due 05/21/2018	34,800	31,085

HCP, Inc.
6.300% due 09/15/2016	2,000	1,928
6.700% due 01/30/2018	5,000	4,818

HSBC Finance Corp.
0.714% due 05/10/2010	2,400	2,391

ING Bank NV
2.625% due 02/09/2012	12,500	12,720
3.900% due 03/19/2014	7,200	7,421

International Lease Finance Corp.
6.625% due 11/15/2013	10,500	8,335

John Deere Capital Corp.
1.052% due 06/10/2011	4,000	4,027

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

JPMorgan Chase & Co.
0.365% due 06/25/2010	$500	$500

JPMorgan Chase & Co. CPI Linked Bond
1.721% due 02/15/2012	4,000	3,851

Kamp Re 2005 Ltd.
0.344% due 12/14/2010 (a)	1,698	211

Kreditanstalt fuer Wiederaufbau
4.875% due 06/17/2019	7,200	7,847

LeasePlan Corp. NV
3.000% due 05/07/2012	17,440	17,854

Lehman Brothers Holdings, Inc.
2.951% due 05/25/2010 (a)	10,200	1,760
6.200% due 09/26/2014 (a)	3,900	682
6.875% due 05/02/2018 (a)	32,405	5,914
7.000% due 09/27/2027 (a)	4,500	788
7.500% due 05/11/2038 (a)	5,000	0

Longpoint Re Ltd.
5.549% due 05/08/2010	11,200	11,200

Macquarie Bank Ltd.
3.300% due 07/17/2014	21,700	21,997

Marsh & McLennan Cos., Inc.
5.750% due 09/15/2015	2,500	2,640

Merna Reinsurance Ltd.
0.932% due 07/07/2010	29,100	28,314

Merrill Lynch & Co., Inc.
0.410% due 12/04/2009	13,130	13,131
5.450% due 02/05/2013	3,000	3,114
6.400% due 08/28/2017	26,900	27,287
6.875% due 04/25/2018	40,600	42,768

Metropolitan Life Global Funding I
0.480% due 05/17/2010	1,700	1,697
1.035% due 06/25/2010	127,500	127,755
2.202% due 06/10/2011	2,000	1,998
5.125% due 04/10/2013	14,800	15,362

Morgan Stanley
0.364% due 05/07/2010	10,000	9,989
0.744% due 02/10/2012	14,900	15,014
0.760% due 01/18/2011	17,600	17,439
0.989% due 10/15/2015	500	458
2.550% due 05/14/2010	27,500	27,806
6.750% due 04/15/2011	7,000	7,467

National Australia Bank Ltd.
0.914% due 02/08/2010	1,900	1,900

Osiris Capital PLC
5.509% due 01/15/2010	1,700	1,699

Pacific Life Global Funding
5.150% due 04/15/2013	11,100	11,621

Pearson Dollar Finance Two PLC
5.500% due 05/06/2013	3,000	3,124
6.250% due 05/06/2018	19,200	20,322

Pricoa Global Funding I
1.130% due 06/04/2010	101,500	100,891

Prudential Financial, Inc.
0.520% due 06/10/2013	32,500	29,858

Residential Reinsurance 2007 Ltd.
7.611% due 06/07/2010	5,900	5,979
10.611% due 06/07/2010	20,000	20,492

Royal Bank of Scotland Group PLC
9.118% due 03/31/2049	6,200	5,736

Santander Perpetual S.A. Unipersonal
6.671% due 10/29/2049	9,900	8,721

SLM Corp.
0.664% due 07/26/2010	1,000	950

32	PIMCO Funds	Inflation-Protected Funds	See Accompanying Notes

(Unaudited) September 30, 2009

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

SLM Corp. CPI Linked Bond
0.000% due 06/15/2010	$472	$443
0.623% due 02/01/2014	1,000	585

Svenska Handelsbanken AB
1.300% due 09/14/2012	25,000	24,878

TransCapitalInvest Ltd. for OJSC AK Transneft
7.700% due 08/07/2013	3,300	3,491
8.700% due 08/07/2018	22,200	24,269

Vita Capital III Ltd.
1.717% due 01/01/2012	7,900	7,134

Vita Capital Ltd.
1.497% due 01/01/2010	3,500	3,466
1.997% due 01/01/2010	5,000	4,954

Wachovia Bank N.A.
0.418% due 12/02/2010	32,100	32,119
1.350% due 05/14/2010	41,800	42,030

Wachovia Corp.
0.511% due 03/01/2012	1,400	1,370
0.633% due 04/23/2012	55,100	53,960
5.500% due 05/01/2013	3,600	3,856

Wells Fargo & Co.
0.349% due 03/23/2010	700	700
0.702% due 10/28/2015	1,200	1,098
4.375% due 01/31/2013	7,600	7,856
7.980% due 03/29/2049	6,300	5,764

Wells Fargo Capital X
5.950% due 12/15/2086	15,000	13,087

Wells Fargo Capital XIII
7.700% due 12/29/2049	16,400	14,514

Westpac Banking Corp.
0.582% due 09/10/2014	10,400	10,365

		1,936,822

INDUSTRIALS 3.2%

AutoZone, Inc.
6.500% due 01/15/2014	5,000	5,438

Burlington Northern Santa Fe Corp.
5.650% due 05/01/2017	2,500	2,695

Cardinal Health, Inc.
6.000% due 06/15/2017	6,195	6,534

Computer Sciences Corp.
6.500% due 03/15/2018	2,500	2,758

Con-way, Inc.
7.250% due 01/15/2018	10,000	10,194

CSX Corp.
6.250% due 03/15/2018	5,000	5,431

Dow Chemical Co.
2.718% due 08/08/2011	30,400	30,900

Erac USA Finance Co.
6.375% due 10/15/2017	5,000	5,028

Gaz Capital S.A.
7.343% due 04/11/2013	5,800	6,184
8.146% due 04/11/2018	7,900	8,384

General Mills, Inc.
0.635% due 01/22/2010	600	600

GlaxoSmithKline Capital, Inc.
1.079% due 05/13/2010	67,700	67,980

Hewlett-Packard Co.
2.250% due 05/27/2011	8,700	8,866

HJ Heinz Co.
5.350% due 07/15/2013	7,500	8,063

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Hospira, Inc.
5.900% due 06/15/2014	$2,500	$2,703

International Business Machines Corp.
1.082% due 07/28/2011	46,000	46,505

Lafarge S.A.
6.500% due 07/15/2016	5,000	5,005

Ltd Brands, Inc.
6.900% due 07/15/2017	3,200	3,022

Macy's Retail Holdings, Inc.
5.350% due 03/15/2012	3,000	2,936
5.875% due 01/15/2013	2,000	1,952
7.450% due 07/15/2017	3,000	2,878
8.875% due 07/15/2015	13,000	13,629

Marriott International, Inc.
5.810% due 11/10/2015	5,000	4,888

Masco Corp.
5.850% due 03/15/2017	8,000	7,391
5.875% due 07/15/2012	3,000	3,008

Mattel, Inc.
5.625% due 03/15/2013	20,000	20,987

Motorola, Inc.
6.000% due 11/15/2017	4,000	3,839

National Semiconductor Corp.
6.600% due 06/15/2017	12,000	11,879

Nucor Corp.
5.750% due 12/01/2017	4,000	4,371

Rexam PLC
6.750% due 06/01/2013	13,600	14,601

Reynolds American, Inc.
0.999% due 06/15/2011	1,500	1,476
7.250% due 06/01/2012	15,000	16,123
7.250% due 06/01/2013	10,000	10,893

Roche Holdings, Inc.
2.393% due 02/25/2011	5,800	5,960

Rohm and Haas Co.
5.600% due 03/15/2013	7,000	7,316

RPM International, Inc.
6.500% due 02/15/2018	8,550	7,908

RR Donnelley & Sons Co.
4.950% due 04/01/2014	10,000	9,636

Ryder System, Inc.
6.000% due 03/01/2013	1,100	1,158
7.200% due 09/01/2015	9,000	9,633

SCA Finans AB
4.500% due 07/15/2015	6,000	5,664

Sealed Air Corp.
5.625% due 07/15/2013	10,000	10,139

Spectra Energy Capital LLC
5.668% due 08/15/2014	10,000	10,630
6.200% due 04/15/2018	15,000	15,988

Starwood Hotels & Resorts Worldwide, Inc.
6.250% due 02/15/2013	3,000	2,970

Tate & Lyle International Finance PLC
6.625% due 06/15/2016	3,500	3,546

Time Warner, Inc.
0.684% due 11/13/2009	1,600	1,600

Trane U.S., Inc.
5.500% due 04/01/2015	6,000	6,242

Tyco Electronics Group S.A.
6.550% due 10/01/2017	4,000	4,195

Tyco International Finance S.A.
6.000% due 11/15/2013	4,760	5,110

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Tyco International Ltd.
7.000% due 12/15/2019	$12,000	$13,018

Union Pacific Corp.
5.650% due 05/01/2017	5,000	5,323

UnitedHealth Group, Inc.
4.875% due 02/15/2013	2,300	2,393

Viacom, Inc.
6.125% due 10/05/2017	4,000	4,291
6.250% due 04/30/2016	7,500	8,102

Whirlpool Corp.
6.500% due 06/15/2016	6,000	6,237

		494,200

UTILITIES 0.2%

AT&T, Inc.
0.572% due 02/05/2010	500	500

CenturyTel, Inc.
6.000% due 04/01/2017	10,803	10,979

Deutsche Telekom International Finance BV
4.875% due 07/08/2014	2,000	2,103

Enel Finance International S.A.
5.700% due 01/15/2013	12,100	12,999

NiSource Finance Corp.
0.977% due 11/23/2009	200	200

Public Service Electric & Gas Co.
1.175% due 03/12/2010	1,000	1,002

Qwest Capital Funding, Inc.
7.250% due 02/15/2011	2,450	2,462

Qwest Corp.
8.875% due 03/15/2012	300	317

Sempra Energy
6.150% due 06/15/2018	4,500	4,884

Vodafone Group PLC
0.660% due 02/27/2012	2,000	1,988

		37,434

Total Corporate Bonds & Notes (Cost $2,497,759)		2,468,456

MUNICIPAL BONDS & NOTES 0.4%

California State Tobacco Securitization Agency Revenue Bonds, Series 2002
5.625% due 06/01/2023	2,630	2,647

Chicago, Illinois General Obligation Bonds, (FSA Insured), Series 2006
4.750% due 01/01/2036	2,800	2,854

District of Columbia Tobacco Settlement Financing Corp. Revenue Bonds, Series 2001
6.250% due 05/15/2024	6,770	6,826

Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2007
5.000% due 06/01/2033	4,100	3,546
5.125% due 06/01/2047	700	527
5.750% due 06/01/2047	6,400	5,342

Los Angeles, California Unified School District General Obligation Bonds, (NPFGC Insured), Series 2007
4.500% due 01/01/2028	1,700	1,689

Ohio State Buckeye Tobacco Settlement Financing Authority Revenue Bonds, Series 2007
5.750% due 06/01/2034	200	187
5.875% due 06/01/2047	10,200	8,287
6.000% due 06/01/2042	8,900	7,466

See Accompanying Notes	Semiannual Report	September 30, 2009	33

Schedule of Investments  Real Return Fund  (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Puerto Rico Sales Tax Financing Corp. Revenue Bonds, (AMBAC Insured), Series 2007
0.000% due 08/01/2054	$31,600	$2,363

Rhode Island State Tobacco Settlement Financing Corp. Revenue Bonds, Series 2002
6.000% due 06/01/2023	1,925	1,954
6.125% due 06/01/2032	740	738

Texas State Turnpike Authority Revenue Bonds, (AMBAC Insured), Series 2002
0.000% due 08/15/2021	4,500	2,420

Texas State Water Development Board Revenue Bonds, Series 2007
4.500% due 07/15/2024	1,100	1,151

Washington State Tobacco Settlement Authority Revenue Bonds, Series 2002
6.500% due 06/01/2026	360	365

West Virginia State Tobacco Settlement Financing Authority Revenue Bonds, Series 2007
7.467% due 06/01/2047	13,180	10,443

Will County, Illinois Community Unit School District No. 201-Crete-Monee General Obligation Bonds, (NPFGC-FGIC Insured), Series 2004
0.000% due 11/01/2022	9,990	5,265

Total Municipal Bonds & Notes (Cost $66,733)		64,070

U.S. GOVERNMENT AGENCIES 1.0%

Fannie Mae
0.306% due 07/25/2037	5,750	5,189
0.376% due 03/25/2036	2,409	2,123
0.386% due 04/25/2035	102	94
0.446% due 10/27/2037	13,500	12,771
0.596% due 07/25/2021 - 05/25/2042	249	246
1.542% due 04/01/2032	140	142
2.251% due 06/01/2043 - 10/01/2044	4,811	4,775
2.675% due 08/01/2035	275	278
2.889% due 07/01/2035	360	364
2.950% due 06/01/2033	244	250
2.954% due 04/01/2027	121	122
3.467% due 04/01/2033	949	987
4.158% due 05/25/2035	133	136
4.225% due 04/01/2035	578	602
4.282% due 10/01/2031	342	352
4.400% due 02/01/2032	8	8
4.550% due 02/01/2034	51	51
4.634% due 12/01/2036	355	356
4.647% due 01/01/2035	42	43
4.705% due 05/01/2035	942	981
4.813% due 11/01/2033	60	60
4.834% due 09/01/2034	342	344
5.000% due 06/25/2027	2,780	2,855
5.005% due 10/01/2033	19	20
5.056% due 09/01/2034	196	205
5.479% due 05/01/2036	343	361
5.500% due 11/01/2027 - 09/01/2039	8,057	8,452
5.950% due 02/25/2044	34	36
6.000% due 12/01/2028 - 10/01/2037	8,154	8,642
6.500% due 04/01/2014 - 12/01/2037	17,347	18,625
6.500% due 08/01/2027 - 09/01/2036 (e)	5,325	5,717

Federal Housing Administration
7.430% due 12/01/2020	64	64

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Freddie Mac
0.343% due 02/01/2011	$10	$10
0.389% due 05/04/2011 (e)	265	265
0.393% due 07/15/2019 - 10/15/2020	588	577
0.473% due 02/15/2019	496	493
0.506% due 08/25/2031	566	456
0.513% due 01/15/2037	326	318
0.526% due 09/25/2031	1,319	1,204
0.593% due 12/15/2030	3,813	3,781
2.251% due 10/25/2044 - 02/25/2045	6,999	6,837
2.451% due 07/25/2044	540	530
3.490% due 03/01/2034	1,885	1,927
4.091% due 06/01/2033	684	704
4.500% due 05/15/2017 - 07/15/2020	2,136	2,214
4.591% due 01/01/2034	574	584
4.716% due 01/01/2034	1,012	1,040
5.000% due 11/01/2023	379	399
5.250% due 08/15/2011	1,579	1,642
5.500% due 05/15/2016	3,061	3,111
6.000% due 05/01/2035 - 07/01/2038	1,922	2,035
6.000% due 10/01/2036 (h)	16,186	17,196
6.500% due 01/25/2028	53	57
6.613% due 10/01/2036	410	434
6.633% due 09/01/2036	361	382
6.701% due 07/01/2036	362	385
7.000% due 10/15/2030	208	220

Ginnie Mae
0.641% due 06/16/2031 - 03/16/2032	124	123
3.750% due 12/20/2035	1,649	1,677
4.625% due 07/20/2035	85	87
6.000% due 03/15/2029 - 09/15/2038	8,833	9,349
6.500% due 05/15/2028 - 09/20/2038	1,801	1,929

Small Business Administration
4.310% due 04/01/2029	2,900	3,007
5.170% due 01/01/2028	1,608	1,732
5.490% due 03/01/2028 - 05/01/2028	10,115	10,880
5.902% due 02/10/2018	5,573	6,105

Total U.S. Government Agencies (Cost $152,957)		156,941

U.S. TREASURY OBLIGATIONS 91.7%

Treasury Inflation Protected Securities (c)
0.625% due 04/15/2013	97,917	97,825
1.250% due 04/15/2014	226,420	230,170
1.375% due 07/15/2018	96,358	95,514
1.625% due 01/15/2015	216,300	220,559
1.625% due 01/15/2018	95,810	96,858
1.750% due 01/15/2028	39,422	37,870
1.875% due 07/15/2013	972,077	1,005,492
1.875% due 07/15/2015	672,767	695,894
1.875% due 07/15/2019	226,137	233,063
2.000% due 04/15/2012	461,458	478,762
2.000% due 01/15/2014	1,069,982	1,109,773
2.000% due 07/15/2014	568,649	591,572
2.000% due 01/15/2016	513,672	533,577
2.000% due 01/15/2026	607,759	607,569
2.125% due 01/15/2019	294,695	309,706
2.375% due 01/15/2017	138,470	147,470
2.375% due 01/15/2025	1,128,169	1,183,873
2.375% due 01/15/2027	292,873	308,340
2.375% due 04/15/2011 (h)	134,217	138,411
2.500% due 07/15/2016	516,276	553,706
2.500% due 01/15/2029	428,410	461,611

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.625% due 07/15/2017	$754,163	$819,681
3.000% due 07/15/2012	820,921	874,025
3.375% due 01/15/2012	68,219	72,653
3.375% due 04/15/2032 (h)	60,192	74,582
3.500% due 01/15/2011 (h)	447,787	466,818
3.625% due 04/15/2028	1,011,797	1,252,731
3.875% due 04/15/2029	965,123	1,247,121

U.S. Treasury Bonds
4.500% due 08/15/2039	4,350	4,693

U.S. Treasury Notes
0.875% due 04/30/2011 (e)	2,337	2,345
1.125% due 06/30/2011	112,400	113,107
2.625% due 07/31/2014 (e)	50,000	50,859
3.000% due 08/31/2016	14,700	14,796

Total U.S. Treasury Obligations (Cost $13,614,131)		14,131,026

MORTGAGE-BACKED SECURITIES 3.2%

1211 Finance Corp.
7.745% due 04/11/2035	10,350	10,723

American Home Mortgage Assets
0.436% due 05/25/2046	891	428
0.436% due 09/25/2046	1,161	545
0.456% due 10/25/2046	20,901	9,454

Banc of America Commercial Mortgage, Inc.
5.837% due 06/10/2049	10,000	8,220
5.929% due 05/10/2045	12,525	12,070
5.935% due 02/10/2051	10,000	8,915

Banc of America Funding Corp.
4.568% due 02/20/2036	34,002	29,994
5.753% due 10/25/2036	900	547
5.837% due 01/25/2037	700	358
5.888% due 04/25/2037	500	302
6.093% due 01/20/2047	1,256	823

Banc of America Large Loan, Inc.
0.753% due 08/15/2029	773	607

BCAP LLC Trust
0.416% due 01/25/2037	15,545	7,310

Bear Stearns Adjustable Rate Mortgage Trust
2.216% due 03/25/2035	6,942	6,156
2.490% due 08/25/2035	6,024	5,284
2.900% due 03/25/2035	20,793	18,597
3.651% due 11/25/2030	197	187
4.550% due 08/25/2035	9,219	8,101
4.616% due 01/25/2034	2,314	2,100
4.673% due 01/25/2035	5,642	4,963
5.131% due 02/25/2034	314	268
5.394% due 01/25/2034	1,161	1,096
5.440% due 05/25/2047	5,532	3,635
5.734% due 02/25/2036	1,033	669

Bear Stearns Alt-A Trust
4.466% due 08/25/2036	1,019	467
5.285% due 08/25/2036	900	382
5.355% due 05/25/2035	192	140
5.490% due 09/25/2035	273	173
5.667% due 11/25/2036	2,972	1,785

Bear Stearns Commercial Mortgage Securities
6.440% due 06/16/2030	2	2

Bear Stearns Mortgage Funding Trust
0.316% due 02/25/2037	252	215

Chase Mortgage Finance Corp.
4.369% due 02/25/2037	490	455

Citigroup Commercial Mortgage Trust
5.888% due 12/10/2049	3,116	2,721

Citigroup Mortgage Loan Trust, Inc.
2.850% due 12/25/2035	1,674	1,451

34	PIMCO Funds	Inflation-Protected Funds	See Accompanying Notes

(Unaudited) September 30, 2009

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.098% due 08/25/2035	$2,513	$2,066
4.248% due 08/25/2035	7,432	6,096
4.649% due 03/25/2034	857	800
4.748% due 08/25/2035	6,952	5,996
5.674% due 07/25/2046	5,166	3,542
5.985% due 09/25/2037	2,965	1,843

Citigroup/Deutsche Bank Commercial Mortgage Trust
5.886% due 11/15/2044	5,900	5,521

Countrywide Alternative Loan Trust
0.416% due 01/25/2037	1,500	755
0.426% due 02/20/2047	219	104
0.441% due 12/20/2046	13,453	6,611
0.456% due 07/20/2046	17,790	7,490
1.901% due 12/25/2035	5,033	2,671
5.883% due 02/25/2037	14,819	9,395
6.000% due 01/25/2037	8,261	5,421
6.000% due 02/25/2037	313	266

Countrywide Home Loan Mortgage Pass-Through Trust
0.586% due 06/25/2035	9,510	6,480
5.230% due 01/20/2035	662	588
5.341% due 02/25/2047	1,155	599
5.528% due 04/20/2036	1,109	605
5.535% due 02/20/2036	612	405
5.554% due 03/25/2037	1,117	561

Credit Suisse Mortgage Capital Certificates
5.579% due 04/25/2037	800	380

CS First Boston Mortgage Securities Corp.
3.762% due 04/25/2034	682	624
4.938% due 12/15/2040	63	63

CSAB Mortgage-Backed Trust
5.684% due 12/25/2036	500	286

Deutsche ALT-A Securities, Inc. Alternate Loan Trust
5.598% due 10/25/2035	777	591

First Horizon Alternative Mortgage Securities
6.250% due 08/25/2037	964	754

First Horizon Asset Securities, Inc.
5.366% due 08/25/2035	509	422

First Republic Mortgage Loan Trust
0.543% due 08/15/2032	118	103

First Union-Lehman Brothers-Bank of America
6.730% due 11/18/2035	9,222	9,478

GE Capital Commercial Mortgage Corp.
4.706% due 05/10/2043	4,523	4,569
4.970% due 08/11/2036	1,875	1,949

GMAC Commercial Mortgage Securities, Inc.
5.238% due 11/10/2045	600	552

Greenpoint Mortgage Funding Trust
0.326% due 10/25/2046	39	31
0.326% due 01/25/2047	447	357
0.516% due 11/25/2045	21	11

Greenwich Capital Commercial Funding Corp.
5.444% due 03/10/2039	1,200	1,067

GS Mortgage Securities Corp. II
6.624% due 05/03/2018	300	321

GSR Mortgage Loan Trust
4.116% due 09/25/2035	25,691	23,794

Harborview Mortgage Loan Trust
0.436% due 07/21/2036	3,000	1,425
0.486% due 03/19/2036	1,807	850
0.586% due 06/20/2035	901	510
4.112% due 04/19/2034	631	535

Homebanc Mortgage Trust
5.858% due 04/25/2037	1,600	887

Impac CMB Trust
1.146% due 10/25/2033	1,329	1,084

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Impac Secured Assets CMN Owner Trust
0.326% due 01/25/2037	$426	$311

Indymac INDA Mortgage Loan Trust
5.865% due 08/25/2036	1,500	940

Indymac INDB Mortgage Loan Trust
0.546% due 11/25/2035	595	260

Indymac Index Mortgage Loan Trust
0.336% due 11/25/2046	25	22
0.446% due 06/25/2047	6,074	2,882
0.546% due 06/25/2037	1,077	433
4.944% due 12/25/2034	352	214
5.000% due 08/25/2035	1,422	899
5.261% due 01/25/2036	737	555
5.278% due 09/25/2035	759	435
5.331% due 10/25/2035	641	483
5.715% due 06/25/2036	1,100	738

JPMorgan Chase Commercial Mortgage Securities Corp.
5.336% due 05/15/2047	13,300	11,432
5.794% due 02/12/2051	1,210	1,058
5.937% due 02/12/2049	13,000	11,164

JPMorgan Mortgage Trust
4.818% due 12/25/2034	237	230
4.872% due 04/25/2035	522	487
5.012% due 02/25/2035	484	464
5.371% due 08/25/2035	1,400	1,131
5.500% due 10/25/2035	505	381

LB-UBS Commercial Mortgage Trust
5.372% due 09/15/2039	9,400	8,583
5.424% due 02/15/2040	5,400	4,543
5.866% due 09/15/2045	14,000	12,395

Luminent Mortgage Trust
0.426% due 12/25/2036	3,994	1,875

MASTR Adjustable Rate Mortgages Trust
0.456% due 04/25/2046	5,244	2,523
3.889% due 12/25/2033	1,167	1,005
5.476% due 12/25/2033	295	266

MASTR Alternative Loans Trust
0.646% due 03/25/2036	2,022	960

Mellon Residential Funding Corp.
0.593% due 11/15/2031	746	559
0.673% due 08/15/2032	536	500
0.683% due 12/15/2030	1,097	939
0.723% due 06/15/2030	563	483
2.610% due 10/20/2029	250	241

Merrill Lynch Countrywide Commercial Mortgage Trust
5.700% due 09/12/2049	2,937	2,328

Merrill Lynch Floating Trust
0.313% due 06/15/2022	1,995	1,531

Merrill Lynch Mortgage Investors, Inc.
0.456% due 02/25/2036	668	384

Merrill Lynch Mortgage Trust
5.840% due 05/12/2039	15,125	14,235

MLCC Mortgage Investors, Inc.
0.496% due 11/25/2035	2,955	2,056
0.989% due 11/25/2029	133	109
1.046% due 03/25/2030	199	131
1.246% due 10/25/2035	430	380
4.250% due 10/25/2035	7,613	6,620

Morgan Stanley Capital I
6.076% due 06/11/2049	2,090	1,840

Morgan Stanley Mortgage Loan Trust
5.701% due 02/25/2047	600	294

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Nomura Asset Acceptance Corp.
5.533% due 02/25/2036	$705	$366
5.820% due 03/25/2047	1,200	731
6.138% due 03/25/2047	1,100	677

Provident Funding Mortgage Loan Trust
3.120% due 08/25/2033	214	198
3.546% due 04/25/2034	150	143

Residential Accredit Loans, Inc.
0.426% due 06/25/2046	22,907	10,839
0.526% due 12/25/2045	3,586	1,888
2.261% due 09/25/2045	379	206
5.664% due 09/25/2035	1,077	728

Residential Asset Securitization Trust
0.646% due 01/25/2046	201	94
0.696% due 12/25/2036	2,895	1,426
5.500% due 06/25/2033	1,419	1,387
6.250% due 10/25/2036	4,000	2,152

Salomon Brothers Mortgage Securities VII, Inc.
6.500% due 09/25/2033	3,509	3,612

Sequoia Mortgage Trust
0.596% due 10/19/2026	32	25
0.626% due 10/20/2027	348	290
0.646% due 10/20/2027	447	389
1.146% due 12/20/2032	486	425

Structured Adjustable Rate Mortgage Loan Trust
2.451% due 01/25/2035	16	8
5.246% due 05/25/2036	1,500	657
5.379% due 11/25/2035	715	501
5.394% due 08/25/2035	433	309
5.413% due 09/25/2036	1,500	725
6.000% due 10/25/2037	1,052	496

Structured Asset Mortgage Investments, Inc.
0.316% due 08/25/2036	14	14
0.346% due 09/25/2047	651	605
0.366% due 08/25/2036	13,176	6,287
0.376% due 03/25/2037	481	222
0.436% due 07/25/2046	12,337	5,859
0.456% due 04/25/2036	2,677	1,349
0.456% due 05/25/2046	9,171	5,126
0.496% due 07/19/2035	1,281	946
0.556% due 12/25/2035	821	436
0.576% due 10/19/2034	14	11
0.596% due 03/19/2034	862	558
0.906% due 09/19/2032	815	597

TBW Mortgage-Backed Pass-Through Certificates
5.970% due 09/25/2036	1,300	672

Thornburg Mortgage Securities Trust
0.346% due 03/25/2037	694	665
0.356% due 11/25/2046	352	333
0.366% due 09/25/2046	56	54

Wachovia Bank Commercial Mortgage Trust
0.323% due 06/15/2020	10,984	8,700
0.333% due 09/15/2021	2,656	1,984
5.418% due 01/15/2045	510	466
5.617% due 05/15/2046	2,700	2,486

WaMu Mortgage Pass-Through Certificates
0.506% due 11/25/2045	9,490	5,694
0.536% due 07/25/2045	93	56
0.536% due 10/25/2045	158	85
0.586% due 01/25/2045	3,919	2,252
0.650% due 10/25/2044	1,326	808
0.786% due 12/25/2027	612	432
1.721% due 12/25/2046	7,532	3,018
1.751% due 03/25/2047	16,863	7,698
2.101% due 11/25/2042	4	3
2.301% due 06/25/2042	502	388
2.723% due 02/27/2034	2,713	2,518
3.099% due 07/25/2046	59	35

See Accompanying Notes	Semiannual Report	September 30, 2009	35

Schedule of Investments  Real Return Fund  (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.708% due 03/25/2034	$498	$463
3.771% due 03/25/2033	138	121
4.585% due 04/25/2035	1,221	1,215
4.633% due 03/25/2035	607	534
4.912% due 08/25/2035	5,417	4,840
5.088% due 12/25/2035	1,434	1,223
5.281% due 01/25/2037	5,448	3,610
5.456% due 04/25/2037	3,852	2,351
5.565% due 12/25/2036	3,473	2,454
5.635% due 05/25/2037	8,645	5,738
5.678% due 02/25/2037	10,381	6,641

Washington Mutual Alternative Mortgage Pass-Through Certificates
1.871% due 05/25/2046	3,880	1,941

Total Mortgage-Backed Securities (Cost $543,706)		486,660

ASSET-BACKED SECURITIES 4.0%

American Express Credit Account Master Trust
1.193% due 08/15/2012	11,600	11,618

Asset-Backed Funding Certificates
0.596% due 06/25/2034	1,967	1,290

Bank of America Auto Trust
1.160% due 02/15/2012	18,000	18,015

Bear Stearns Asset-Backed Securities Trust
0.356% due 11/25/2036	1,282	876
0.576% due 01/25/2036	383	359
0.696% due 03/25/2043	47	43
1.246% due 10/25/2037	1,837	1,151
1.496% due 08/25/2037	3,615	2,345

Capital Auto Receivables Asset Trust
0.303% due 05/15/2011	445	445
1.163% due 03/15/2011	342	343

Carrington Mortgage Loan Trust
0.296% due 01/25/2037	728	695
0.566% due 10/25/2035	249	225

Chase Issuance Trust
0.263% due 03/15/2013	10,400	10,344
0.283% due 02/15/2013	250	249
0.694% due 09/17/2012	50,500	50,500
0.893% due 11/15/2011	2,705	2,706
1.799% due 09/15/2015	14,000	14,404

Countrywide Asset-Backed Certificates
0.296% due 12/25/2046	18	18
0.296% due 06/25/2047	432	410

Daimler Chrysler Auto Trust
4.980% due 02/08/2011	2,013	2,027

Denver Arena Trust
6.940% due 11/15/2019	604	543

Equity One Asset-Backed Securities, Inc.
0.546% due 04/25/2034	162	75

First Franklin Mortgage Loan Asset-Backed Certificates
0.316% due 12/25/2037	213	205

Ford Credit Auto Owner Trust
0.357% due 09/15/2010	3,500	3,501
1.143% due 01/15/2011	1,133	1,135
1.210% due 01/15/2012	700	702
1.663% due 06/15/2012	142,700	144,148

Fremont Home Loan Trust
0.296% due 10/25/2036	842	624

Indymac Residential Asset-Backed Trust
0.376% due 04/25/2047	1,760	1,605

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

JPMorgan Mortgage Acquisition Corp.
0.296% due 10/25/2036		$728	$665
0.326% due 03/25/2037		1,126	929

Lehman XS Trust
0.326% due 11/25/2046		23	20

MASTR Asset-Backed Securities Trust
0.306% due 11/25/2036		239	229

Merrill Lynch Mortgage Investors, Inc.
0.296% due 05/25/2037		22	22
0.326% due 09/25/2037		180	102
0.366% due 02/25/2037		442	274

Morgan Stanley ABS Capital I
1.046% due 07/25/2037		1,315	1,077

Morgan Stanley Mortgage Loan Trust
5.750% due 04/25/2037		980	755
6.000% due 07/25/2047		617	465

Nomura Asset Acceptance Corp.
0.386% due 01/25/2036		2	1

Park Place Securities, Inc.
0.558% due 10/25/2034		355	320

Popular ABS Mortgage Pass-Through Trust
0.336% due 06/25/2047		49	43

Renaissance Home Equity Loan Trust
0.746% due 12/25/2033		1,404	908

Residential Asset Securities Corp.
0.316% due 02/25/2037		519	490

SACO I, Inc.
0.306% due 05/25/2036		1,357	804

Securitized Asset-Backed Receivables LLC Trust
0.376% due 05/25/2037		2,182	1,516

SLM Student Loan Trust
0.584% due 04/26/2021		500	496
2.004% due 04/25/2023		313,125	325,569

Specialty Underwriting & Residential Finance
0.291% due 11/25/2037		141	138
0.306% due 01/25/2038		325	230

Structured Asset Securities Corp.
0.296% due 10/25/2036		186	174
0.536% due 01/25/2033		12	7

USAA Auto Owner Trust
4.160% due 04/16/2012		1,464	1,493

WaMu Asset-Backed Certificates
0.296% due 01/25/2037		595	413

Wells Fargo Home Equity Trust
0.496% due 12/25/2035		129	122

Total Asset-Backed Securities (Cost $597,654)			607,863

SOVEREIGN ISSUES 0.1%

Export-Import Bank of Korea
0.798% due 10/04/2011		17,150	17,189

Total Sovereign Issues (Cost $17,140)			17,189

FOREIGN CURRENCY-DENOMINATED ISSUES 3.6%

American International Group, Inc.
8.625% due 05/22/2038	GBP	5,600	4,967

Barclays Bank PLC
14.000% due 11/29/2049		8,000	16,621

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Brazil Government International Bond
10.250% due 01/10/2028	BRL	10,000	$5,447

Brazil Notas do Tesouro Nacional Series B
6.000% due 08/15/2010		5,400	5,688

Brazil Notas do Tesouro Nacional Series F
10.000% due 01/01/2012		55,079	30,174

General Electric Capital Corp.
4.625% due 09/15/2066	EUR	4,450	5,079
5.500% due 09/15/2066	GBP	12,450	15,331
5.500% due 09/15/2067	EUR	500	574
6.500% due 09/15/2067	GBP	30,600	39,086

Green Valley Ltd.
4.629% due 01/10/2011	EUR	5,100	7,213

Japan Government CPI Linked Bond
0.800% due 12/10/2015	JPY	100,300	1,042
1.100% due 12/10/2016		$4,764,452	49,575
1.200% due 06/10/2017	JPY	14,305,320	148,549
1.200% due 12/10/2017		12,837,150	132,877
1.400% due 06/10/2018		7,385,420	76,794

Lehman Brothers Holdings, Inc.
1.150% due 10/26/2010 (a)		1,600,000	2,584

Merrill Lynch & Co., Inc.
1.394% due 07/22/2014	EUR	5,000	6,732

Royal Bank of Scotland Group PLC
7.092% due 10/29/2049		5,000	3,695

Total Foreign Currency-Denominated Issues (Cost $528,859)			552,028

		SHARES
CONVERTIBLE PREFERRED SECURITIES 0.1%

American International Group, Inc.
8.500% due 08/01/2011		157,000	1,813

Wells Fargo & Co.
7.500% due 12/31/2049		8,900	7,948

Total Convertible Preferred Securities (Cost $20,675)			9,761

		PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 1.0%

CERTIFICATES OF DEPOSIT 0.1%

UBS AG
1.240% due 07/01/2010		$6,200	6,199

COMMERCIAL PAPER 0.3%

Fannie Mae
0.210% due 03/24/2010		28,100	28,083

Federal Home Loan Bank
0.112% due 10/02/2009		13,000	13,000

Freddie Mac
0.223% due 03/08/2010		900	900

			41,983

REPURCHASE AGREEMENTS 0.2%

JPMorgan Chase Bank N.A.
0.030% due 10/01/2009		26,000	26,000
(Dated 09/30/2009. Collateralized by U.S. Treasury Notes 2.750% due 02/28/2013 valued at $26,730. Repurchase proceeds are $26,000.)

36	PIMCO Funds	Inflation-Protected Funds	See Accompanying Notes

(Unaudited) September 30, 2009

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

State Street Bank and Trust Co.
0.010% due 10/01/2009	$5,539	$5,539
(Dated 09/30/2009. Collateralized by U.S. Treasury Bills 0.000% due 11/27/2009 valued at $5,654. Repurchase proceeds are $5,539.)

		31,539

U.S. CASH MANAGEMENT BILLS 0.0%
0.190% due 04/01/2010 (e)	2,270	2,268

U.S. TREASURY BILLS 0.0%
0.213% due 02/25/2010 - 03/25/2010 (b)(e)(f)	1,640	1,639

SHARES	MARKET VALUE (000S)
SHORT-TERM FLOATING NAV PORTFOLIO (d) 0.4%
6,606,500	$66,151

Total Short-Term Instruments (Cost $149,770)	149,779

Total Investments 121.4% (Cost $18,242,605)	$18,696,166

Written Options (j) (0.0%) (Premiums $30,829)	(5,721)

Other Assets and Liabilities (Net) (21.4%)	(3,284,176)

Net Assets 100.0%	$15,406,269

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Security is in default.
(b)	Coupon represents a weighted average rate.
(c)	Principal amount of security is adjusted for inflation.
(d)	Affiliated to the Fund.
(e)	Securities with an aggregate market value of $8,293 have been pledged as collateral for swap and swaption contracts on September 30, 2009.
(f)	Securities with an aggregate market value of $270 have been pledged as collateral for delayed-delivery mortgage-backed securities on September 30, 2009.
(g)	The average amount of borrowings while outstanding during the period ended September 30, 2009 was $2,330,632 at a weighted average interest rate of 0.412%. On September 30, 2009, there were no open reverse repurchase agreements.
(h)	Securities with an aggregate market value of $13,282 have been pledged as collateral for the following open futures contracts on September 30, 2009:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation
90-Day Euribor December Futures	Long	12/2010	795	$753
90-Day Euribor June Futures	Long	06/2010	636	1,163
90-Day Euribor September Futures	Long	09/2010	857	973
90-Day Eurodollar December Futures	Long	12/2009	2,637	2,803
90-Day Eurodollar June Futures	Long	06/2010	3,270	1,979
90-Day Eurodollar March Futures	Long	03/2010	3,021	3,314
U.S. Treasury 10-Year Note December Futures	Long	12/2009	95	1
United Kingdom 90-Day LIBOR Sterling Interest Rate December Futures	Long	12/2009	120	977
United Kingdom 90-Day LIBOR Sterling Interest Rate June Futures	Long	06/2010	2,813	3,750

				$15,713

(i)	Swap agreements outstanding on September 30, 2009:

Credit Default Swaps on Corporate, Sovereign, and U.S. Municipal Issues - Buy Protection (1)
Reference Entity	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at September 30, 2009 (3)	Notional Amount (4)	Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
American General Finance Corp.	RBS	(1.820%	)	12/20/2017	9.152%	$5,000	$1,614	$0	$1,614
AutoZone, Inc.	BOA	(1.070%	)	03/20/2014	0.618%	5,000	(98)	0	(98)
Brookfield Asset Management, Inc.	UBS	(2.180%	)	06/20/2017	3.358%	7,500	505	0	505
Burlington Northern Santa Fe Corp.	BCLY	(0.720%	)	06/20/2017	0.458%	2,500	(46)	0	(46)
Cardinal Health, Inc.	DUB	(0.740%	)	06/20/2017	0.501%	6,195	(103)	0	(103)
CenturyTel, Inc.	BCLY	(1.850%	)	06/20/2017	0.832%	10,803	(753)	0	(753)
Computer Sciences Corp.	BCLY	(0.870%	)	03/20/2018	0.372%	2,500	(94)	0	(94)
Con-way, Inc.	BOA	(1.834%	)	03/20/2018	1.353%	10,000	(344)	0	(344)
CSX Corp.	CSFB	(1.050%	)	03/20/2018	0.560%	5,000	(183)	0	(183)
DISH DBS Corp.	BCLY	(3.100%	)	12/20/2011	1.817%	1,000	(29)	0	(29)
DISH DBS Corp.	GSC	(3.200%	)	12/20/2011	1.817%	1,000	(31)	0	(31)
Erac USA Finance Co.	GSC	(2.700%	)	12/20/2017	1.374%	5,000	(461)	0	(461)
H.J. Heinz Co.	JPM	(0.530%	)	09/20/2013	0.298%	5,000	(46)	0	(46)
HCP, Inc.	JPM	(2.830%	)	09/20/2016	1.907%	2,000	(109)	0	(109)
HCP, Inc.	MSC	(2.260%	)	03/20/2018	2.005%	5,000	(89)	0	(89)
Hospira, Inc.	MSC	(1.030%	)	06/20/2014	0.547%	2,500	(55)	0	(55)
International Lease Finance Corp.	BNP	(1.600%	)	12/20/2013	9.204%	2,500	564	0	564
International Lease Finance Corp.	DUB	(1.600%	)	12/20/2013	9.204%	4,100	925	0	925
International Lease Finance Corp.	JPM	(1.530%	)	12/20/2013	9.204%	3,900	888	0	888
Lafarge S.A.	BOA	(1.690%	)	09/20/2016	2.251%	5,000	160	0	160
Ltd Brands, Inc.	BCLY	(4.910%	)	09/20/2017	2.811%	1,200	(159)	0	(159)
Ltd Brands, Inc.	MSC	(3.113%	)	09/20/2017	2.811%	2,000	(39)	0	(39)
Macy's Retail Holdings, Inc.	BOA	(2.430%	)	03/20/2013	2.712%	2,000	17	0	17

See Accompanying Notes	Semiannual Report	September 30, 2009	37

Schedule of Investments  Real Return Fund  (Cont.)

Credit Default Swaps on Corporate, Sovereign, and U.S. Municipal Issues - Buy Protection (1) (Cont.)
Reference Entity	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at September 30, 2009 (3)	Notional Amount (4)	Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Macy's Retail Holdings, Inc.	DUB	(6.950%	)	09/20/2015	2.920%	$3,000	$(605)	$0	$(605)
Macy's Retail Holdings, Inc.	DUB	(2.100%	)	09/20/2017	3.129%	1,000	63	0	63
Macy's Retail Holdings, Inc.	DUB	(2.110%	)	09/20/2017	2.989%	2,000	106	0	106
Macy's Retail Holdings, Inc.	JPM	(2.000%	)	03/20/2012	2.623%	3,000	42	0	42
Macy's Retail Holdings, Inc.	MSC	(2.470%	)	09/20/2015	3.026%	10,000	270	0	270
Marriott International, Inc.	DUB	(1.880%	)	12/20/2015	1.276%	5,000	(170)	0	(170)
Marsh & McLennan Cos., Inc.	BOA	(1.180%	)	09/20/2015	0.452%	2,500	(102)	0	(102)
Masco Corp.	BRC	(1.000%	)	09/20/2012	1.000%	3,000	68	68	0
Masco Corp.	CITI	(1.920%	)	03/20/2017	2.138%	8,000	102	0	102
Mattel, Inc.	BOA	(2.450%	)	03/20/2013	0.440%	20,000	(1,374)	0	(1,374)
Motorola, Inc.	DUB	(2.600%	)	12/20/2017	1.458%	4,000	(317)	0	(317)
Nucor Corp.	CSFB	(0.486%	)	12/20/2017	0.648%	4,000	46	0	46
Pearson Dollar Finance PLC	CITI	(0.570%	)	06/20/2013	0.408%	1,500	(9)	0	(9)
Pearson Dollar Finance PLC	CITI	(0.690%	)	06/20/2018	0.581%	3,500	(30)	0	(30)
Pearson Dollar Finance PLC	DUB	(0.720%	)	06/20/2018	0.581%	11,000	(119)	0	(119)
Pearson Dollar Finance PLC	SOG	(0.900%	)	06/20/2013	0.408%	1,500	(27)	0	(27)
Pearson Dollar Finance PLC	SOG	(1.040%	)	06/20/2018	0.581%	3,500	(123)	0	(123)
Rexam PLC	BCLY	(1.450%	)	06/20/2013	1.075%	10,600	(145)	0	(145)
Rexam PLC	CITI	(1.450%	)	06/20/2013	1.075%	3,000	(41)	0	(41)
Reynolds American, Inc.	BCLY	(1.100%	)	06/20/2012	1.369%	12,500	85	0	85
Reynolds American, Inc.	DUB	(1.020%	)	06/20/2013	1.680%	10,000	227	0	227
Rohm and Haas Co.	DUB	(0.470%	)	03/20/2013	0.808%	7,000	79	0	79
RPM International, Inc.	BOA	(1.030%	)	03/20/2018	1.428%	8,550	237	0	237
RR Donnelley & Sons Co.	MSC	(1.000%	)	06/20/2014	2.141%	10,000	485	669	(184)
Ryder System, Inc.	BOA	(0.850%	)	03/20/2013	1.001%	1,100	5	0	5
Ryder System, Inc.	BOA	(1.550%	)	09/20/2015	1.145%	9,000	(200)	0	(200)
SCA Finans AB	DUB	(0.810%	)	09/20/2015	0.966%	6,000	50	0	50
Sealed Air Corp.	BCLY	(1.035%	)	09/20/2013	0.982%	10,000	(23)	0	(23)
Sempra Energy	BOA	(0.580%	)	06/20/2018	0.769%	3,000	42	0	42
Sempra Energy	DUB	(0.550%	)	06/20/2018	0.769%	1,500	24	0	24
Spectra Energy Capital LLC	DUB	(0.750%	)	09/20/2014	0.581%	10,000	(82)	0	(82)
Spectra Energy Capital LLC	DUB	(0.975%	)	06/20/2018	0.656%	15,000	(365)	0	(365)
Starwood Hotels & Resorts Worldwide, Inc.	BOA	(2.370%	)	03/20/2013	2.727%	3,000	32	0	32
Tate & Lyle International Finance PLC	BCLY	(1.150%	)	06/20/2016	1.429%	3,500	56	0	56
Trane U.S., Inc.	BOA	(0.660%	)	06/20/2015	0.700%	6,000	12	0	12
Tyco Electronics Group S.A.	DUB	(0.950%	)	12/20/2017	1.015%	4,000	17	0	17
Tyco International Finance S.A.	BOA	(0.750%	)	12/20/2013	0.616%	4,760	(27)	0	(27)
Tyco International Finance S.A.	BOA	(1.120%	)	12/20/2019	0.686%	12,000	(446)	0	(446)
Union Pacific Corp.	UBS	(0.810%	)	06/20/2017	0.505%	5,000	(106)	0	(106)
Viacom, Inc.	BOA	(1.930%	)	06/20/2016	0.924%	2,500	(153)	0	(153)
Viacom, Inc.	BOA	(1.110%	)	12/20/2017	0.967%	4,000	(42)	0	(42)
Viacom, Inc.	DUB	(1.150%	)	06/20/2016	0.924%	5,000	(70)	0	(70)
Whirlpool Corp.	GSC	(1.060%	)	06/20/2016	1.814%	6,000	259	0	259

							$(235)	$737	$(972)

Credit Default Swaps on Corporate, Sovereign, and U.S. Municipal Issues - Sell Protection (2)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at September 30, 2009 (3)	Notional Amount (4)	Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
American International Group, Inc.	DUB	1.992%	03/20/2013	8.112%	$10,000	$(1,714)	$0	$(1,714)
Ford Motor Credit Co. LLC	BCLY	3.800%	09/20/2012	5.348%	2,500	(99)	0	(99)
Ford Motor Credit Co. LLC	JPM	3.850%	09/20/2012	5.348%	3,600	(138)	0	(138)
Ford Motor Credit Co. LLC	MSC	3.800%	09/20/2012	5.348%	4,600	(183)	0	(183)
Ford Motor Credit Co. LLC	UBS	2.560%	06/20/2012	5.267%	1,500	(98)	0	(98)
General Electric Capital Corp.	BCLY	1.010%	03/20/2013	1.977%	4,700	(146)	0	(146)
General Electric Capital Corp.	BOA	5.000%	09/20/2014	1.978%	26,600	3,610	890	2,720
General Electric Capital Corp.	DUB	5.000%	12/20/2009	1.424%	100	1	0	1
General Electric Capital Corp.	JPM	5.000%	09/20/2014	1.978%	2,500	339	83	256
GMAC, Inc.	BOA	5.100%	09/20/2012	6.550%	5,000	(179)	0	(179)
GMAC, Inc.	GSC	3.400%	06/20/2011	6.373%	1,100	(51)	0	(51)
GMAC, Inc.	JPM	5.400%	09/20/2012	6.550%	2,300	(64)	0	(64)
GMAC, Inc.	JPM	5.450%	09/20/2012	6.550%	2,300	(61)	0	(61)
GMAC, Inc.	UBS	3.620%	06/20/2011	6.373%	5,000	(215)	0	(215)
SLM Corp.	BOA	5.000%	12/20/2010	9.802%	500	(26)	(51)	25
SLM Corp.	DUB	5.000%	09/20/2010	9.858%	200	(9)	(16)	7

						$967	$906	$61

38	PIMCO Funds	Inflation-Protected Funds	See Accompanying Notes

(Unaudited) September 30, 2009

Credit Default Swaps on Credit Indices - Buy Protection (1)
Index/Tranches	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Notional Amount (4)	Market Value (5)	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
CDX.HY-12 5-Year Index	DUB	(5.000%	)	06/20/2014	$98,230	$5,879	$4,689	$1,190
CDX.HY-12 5-Year Index	MSC	(5.000%	)	06/20/2014	20,398	1,221	1,096	125
CDX.HY-12 5-Year Index	UBS	(5.000%	)	06/20/2014	1,880	113	114	(1)
CDX.IG-9 5-Year Index	MLP	(0.600%	)	12/20/2012	274,354	6,787	16,488	(9,701)
CDX.IG-9 10-Year Index	BCLY	(0.800%	)	12/20/2017	154,598	6,125	1,473	4,652
CDX.IG-9 10-Year Index	BOA	(0.800%	)	12/20/2017	4,099	162	18	144
CDX.IG-9 10-Year Index	MSC	(0.800%	)	12/20/2017	50,362	1,996	1,004	992
CDX.IG-12 5-Year Index	DUB	(1.000%	)	06/20/2014	237,100	953	8,106	(7,153)
CDX.IG-12 5-Year Index	MSC	(1.000%	)	06/20/2014	281,100	1,130	11,158	(10,028)

						$24,366	$44,146	$(19,780)

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities compromising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities compromising the referenced index.

(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, U.S. municipal issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Receive	1-Month EUR-CPTFEMU Index	2.275%	10/15/2016	UBS	EUR	33,900	$424	$0	$424
Pay	1-Month EUR-FRCPXTOB Index	2.040%	03/15/2010	BCLY		50,000	2,208	0	2,208
Pay	1-Month EUR-FRCPXTOB Index	2.103%	09/14/2010	BNP		60,000	3,399	0	3,399
Pay	1-Month EUR-FRCPXTOB Index	2.090%	10/15/2010	BNP		52,200	3,034	(115)	3,149
Pay	1-Month EUR-FRCPXTOB Index	2.103%	10/15/2010	BCLY		8,800	496	(2)	498
Pay	1-Month EUR-FRCPXTOB Index	2.146%	10/15/2010	UBS		22,700	1,434	12	1,422
Pay	1-Month EUR-FRCPXTOB Index	2.040%	02/21/2011	BNP		33,900	1,790	0	1,790
Pay	1-Month EUR-FRCPXTOB Index	2.100%	03/13/2011	DUB		4,800	299	0	299
Pay	1-Month EUR-FRCPXTOB Index	2.028%	10/15/2011	JPM		31,400	1,624	0	1,624
Pay	1-Month EUR-FRCPXTOB Index	2.095%	10/15/2011	UBS		27,800	1,563	0	1,563
Pay	1-Month EUR-FRCPXTOB Index	1.988%	12/15/2011	BNP		72,600	2,838	0	2,838
Pay	1-Month EUR-FRCPXTOB Index	2.350%	10/15/2016	UBS		33,100	(503)	0	(503)
Pay	1-Month EUR-FRCPXTOB Index	2.353%	10/15/2016	JPM		30,000	(507)	0	(507)
Pay	1-Year BRL-CDI	12.410%	01/04/2010	UBS	BRL	163,000	2,448	483	1,965
Pay	1-Year BRL-CDI	10.115%	01/02/2012	MSC		47,600	(1,209)	(347)	(862)
Pay	1-Year BRL-CDI	10.575%	01/02/2012	UBS		190,500	(2,981)	(39)	(2,942)
Pay	1-Year BRL-CDI	12.540%	01/02/2012	MLP		231,000	3,970	(792)	4,762
Pay	1-Year BRL-CDI	14.765%	01/02/2012	HSBC		4,500	191	30	161
Pay	1-Year BRL-CDI	14.765%	01/02/2012	MLP		55,200	2,346	237	2,109
Pay	3-Month USD-LIBOR	4.000%	06/17/2014	RBS		$17,000	1,239	498	741
Pay	6-Month EUR-LIBOR	4.500%	03/18/2011	GSC	EUR	36,100	3,031	(76)	3,107
Pay	6-Month GBP-LIBOR	6.000%	03/20/2010	DUB	GBP	10,800	421	182	239
Pay	6-Month GBP-LIBOR	5.000%	03/18/2014	BCLY		5,500	689	(137)	826

							$28,244	$(66)	$28,310

(j)	Written options outstanding on September 30, 2009:

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Premium	Market Value
Put - OTC 5-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Pay	3.420%	11/23/2009	$69,800	$1,576	$110
Put - OTC 7-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Pay	4.000%	11/23/2009	300,100	1,974	406
Put - OTC 10-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Pay	4.350%	11/23/2009	10,400	63	19
Put - OTC 5-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Pay	5.000%	06/15/2010	30,000	274	113
Put - OTC 5-Year Interest Rate Swap	BNP	3-Month USD-LIBOR	Pay	3.420%	11/23/2009	88,300	2,490	139
Put - OTC 5-Year Interest Rate Swap	BNP	3-Month USD-LIBOR	Pay	3.750%	11/23/2009	78,200	645	43

See Accompanying Notes	Semiannual Report	September 30, 2009	39

Schedule of Investments  Real Return Fund  (Cont.)

Interest Rate Swaptions (Cont.)
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Premium	Market Value
Put - OTC 7-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	4.000%	11/23/2009	$104,000	$810	$141
Put - OTC 10-Year Interest Rate Swap	GSC	3-Month USD-LIBOR	Pay	4.350%	11/23/2009	11,400	83	21
Put - OTC 7-Year Interest Rate Swap	GSC	3-Month USD-LIBOR	Pay	5.365%	09/20/2010	66,000	2,122	552
Put - OTC 7-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Pay	4.000%	11/23/2009	29,000	326	39
Put - OTC 7-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Pay	6.000%	08/31/2010	15,800	123	73
Put - OTC 5-Year Interest Rate Swap	MLP	3-Month USD-LIBOR	Pay	3.420%	11/23/2009	17,000	177	27
Put - OTC 5-Year Interest Rate Swap	MLP	3-Month USD-LIBOR	Pay	3.750%	11/23/2009	581,000	5,004	317
Put - OTC 5-Year Interest Rate Swap	MLP	3-Month USD-LIBOR	Pay	5.800%	06/28/2010	1,000	6	2
Call - OTC 10-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Receive	3.000%	11/23/2009	207,000	1,340	646
Put - OTC 5-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Pay	3.750%	11/23/2009	111,000	1,246	61
Put - OTC 10-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Pay	4.350%	11/23/2009	700	5	1
Put - OTC 5-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Pay	5.500%	08/31/2010	18,000	172	77
Put - OTC 5-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	3.420%	11/23/2009	32,600	769	52
Put - OTC 5-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	3.750%	11/23/2009	320,000	2,700	175
Put - OTC 7-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	4.000%	11/23/2009	440,000	5,108	595
Put - OTC 10-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	4.350%	11/23/2009	6,700	45	12
Put - OTC 7-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	6.000%	08/31/2010	22,500	174	104
Put - OTC 10-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	6.000%	08/31/2010	35,600	352	239
Put - OTC 7-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	5.365%	09/20/2010	210,000	3,245	1,757

							$30,829	$5,721

Transactions in written call and put options for the period ended September 30, 2009:

	# of Contracts	Notional Amount	Premium
Balance at 03/31/2009	1,986	$731,500	$16,573
Sales	15,533	4,015,700	41,818
Closing Buys	(9,575)	(1,589,000)	(23,247)
Expirations	(7,944)	(352,100)	(4,315)
Exercised	0	0	0

Balance at 09/30/2009	0	$2,806,100	$30,829

(k)	Short sales outstanding on September 30, 2009:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Market Value
Fannie Mae	5.000%	11/01/2039	$100	$103	$103
Fannie Mae	5.500%	11/01/2039	9,550	9,947	9,957
Fannie Mae	6.000%	11/01/2039	9,300	9,761	9,781
Fannie Mae	6.500%	11/01/2039	24,100	25,633	25,655
Freddie Mac	4.500%	10/01/2024	200	206	207
Freddie Mac	6.000%	10/01/2039	16,000	16,856	16,888
Ginnie Mae	6.000%	10/01/2039	10,300	10,850	10,875

				$73,356	$73,466

(l)	Foreign currency contracts outstanding on September 30, 2009:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	AUD	2,788	10/2009	JPM	$27	$0	$27
Buy		2,788	10/2009	RBS	141	0	141
Buy	BRL	103,948	10/2009	HSBC	1,513	0	1,513
Sell		103,948	10/2009	JPM	0	(7,113)	(7,113)
Buy		16,836	02/2010	CITI	107	0	107
Sell		103,948	02/2010	HSBC	0	(1,514)	(1,514)
Buy	CAD	617	10/2009	CITI	6	0	6
Sell	CHF	10,850	10/2009	RBC	0	(425)	(425)
Sell		10,850	12/2009	HSBC	50	0	50
Buy	CNY	53,069	03/2010	BCLY	0	(69)	(69)
Sell		416	03/2010	BCLY	1	0	1
Sell		3,591	03/2010	BOA	4	0	4
Sell		2,954	03/2010	CITI	5	0	5
Buy		96,988	03/2010	DUB	0	(176)	(176)
Sell		1,978	03/2010	DUB	3	0	3
Sell		2,842	03/2010	HSBC	4	0	4
Sell		27	03/2010	JPM	0	0	0

40	PIMCO Funds	Inflation-Protected Funds	See Accompanying Notes

(Unaudited) September 30, 2009

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	CNY	176,431	06/2010	BCLY	$0	$(142)	$(142)
Buy		73,322	06/2010	CITI	0	(41)	(41)
Buy		31,603	06/2010	DUB	0	(31)	(31)
Buy		228,513	06/2010	HSBC	0	(189)	(189)
Buy	EUR	1,391	10/2009	BCLY	7	0	7
Sell		15,328	10/2009	BCLY	0	(473)	(473)
Sell		18,330	10/2009	BNP	0	(574)	(574)
Buy		3,563	10/2009	HSBC	20	0	20
Sell		1,945	10/2009	RBC	0	(84)	(84)
Sell	GBP	38,633	10/2009	BNP	2,776	0	2,776
Sell		1,410	10/2009	RBC	31	0	31
Sell	JPY	27,257,178	10/2009	BNP	0	(9,079)	(9,079)
Sell		949,529	10/2009	CITI	22	0	22
Sell		152,810	10/2009	GSC	0	(2)	(2)
Buy		2,469,195	10/2009	HSBC	0	(129)	(129)
Sell		1,102,339	10/2009	HSBC	0	(62)	(62)
Sell		11,415,696	10/2009	RBC	0	(3,235)	(3,235)
Buy	KRW	20,121,013	11/2009	CITI	145	0	145
Buy		7,236,600	02/2010	CITI	129	0	129
Buy		11,809,141	02/2010	DUB	122	0	122
Buy		41,073,905	02/2010	JPM	607	0	607
Buy	MXN	285,804	11/2009	CITI	57	(44)	13
Sell		11,642	11/2009	CITI	0	(75)	(75)
Buy		9,274	11/2009	DUB	11	0	11
Buy		218,736	11/2009	GSC	82	0	82
Buy		380,633	11/2009	HSBC	0	(415)	(415)
Buy		10,537	11/2009	JPM	13	0	13
Buy		232,757	11/2009	MSC	13	0	13
Sell	MYR	214	11/2009	BCLY	0	(2)	(2)
Sell		111	11/2009	DUB	0	(1)	(1)
Sell		291	11/2009	JPM	0	(3)	(3)
Sell		20	02/2010	CITI	0	0	0
Buy	NZD	4,842	10/2009	RBC	25	0	25
Buy		4,842	10/2009	RBS	193	0	193
Sell	PHP	31,152	11/2009	DUB	0	(21)	(21)
Sell	SEK	4,114	10/2009	RBS	0	(57)	(57)
Sell		4,114	12/2009	HSBC	0	0	0

					$6,114	$(23,956)	$(17,842)

(m)	Fair Value Measurements +

The following is a summary of the fair valuations according to the inputs used as of September 30, 2009 in valuing the Fund's assets and liabilities:

Category ++	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 09/30/2009
Corporate Bonds & Notes	$0	$2,440,142	$28,314	$2,468,456
U.S. Treasury Obligations	0	14,131,026	0	14,131,026
Other Investments +++	75,912	2,007,937	12,835	2,096,684

Investments, at value	$75,912	$18,579,105	$41,149	$18,696,166

Short Sales, at value	$0	$(73,466)	$0	$(73,466)

Financial Derivative Instruments ++++	$15,713	$(15,944)	$0	$(231)

Total	$91,625	$18,489,695	$41,149	$18,622,469

See Accompanying Notes	Semiannual Report	September 30, 2009	41

Schedule of Investments  Real Return Fund  (Cont.)

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ending September 30, 2009:

Category ++	Beginning Balance at 03/31/2009	Net Purchases/ (Sales)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)	Net Transfers In/ (Out) of Level 3	Ending Balance at 09/30/2009	Net Change in Unrealized Appreciation/ (Depreciation) on investments held at 09/30/2009
Corporate Bonds & Notes	$0	$186	$71	$0	$1,483	$26,574	$28,314	$1,483
Other Investments +++	66	(1)	215	0	397	12,158	12,835	397

Investments, at value	$66	$185	$286	$0	$1,880	$38,732	$41,149	$1,880

Financial Derivative Instruments ++++	$22,424	$0	$0	$0	$541	$(22,965)	$0	$0

Total	$22,490	$185	$286	$0	$2,421	$15,767	$41,149	$1,880

+	See note 2 in the Notes to Financial Statements for additional information.
++	Refer to the Schedule of Investments for additional information.
+++	Sum of all other categories each of which individually has an aggregate market value of less than 5% of net assets.
++++	Financial derivative instruments may include open futures contracts, swap contracts, written options, and foreign currency contracts.

(n)	Fair Value of Derivative Instruments ^

The following is a summary of the fair valuations of the Fund's derivative instruments categorized by risk exposure:

Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of September 30, 2009:

	Derivatives not accounted for as hedging instruments
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Other Contracts	Total
Assets:
Variation margin receivable ^^	$15,713	$0	$0	$0	$0	$15,713
Unrealized appreciation on foreign currency contracts	0	6,114	0	0	0	6,114
Unrealized appreciation on swap agreements	33,124	0	16,539	0	0	49,663

	$48,837	$6,114	$16,539	$0	$0	$71,490

Liabilities:
Written options outstanding	$5,721	$0	$0	$0	$0	$5,721
Unrealized depreciation on foreign currency contracts	0	23,956	0	0	0	23,956
Unrealized depreciation on swap agreements	4,814	0	37,230	0	0	42,044

	$10,535	$23,956	$37,230	$0	$0	$71,721

The Effect of Derivative Instruments on the Statement of Operations for the Six Months Ended September 30, 2009:

	Derivatives not accounted for as hedging instruments
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result from Operations:
Net realized gain on investments (purchased options)	$3,366	$0	$0	$0	$0	$3,366
Net realized gain (loss) on futures contracts, written options and swaps	82,193	0	(46,952)	0	0	35,241
Net realized (loss) on foreign currency transactions	0	(68,110)	0	0	0	(68,110)

	$85,559	$(68,110)	$(46,952)	$0	$0	$(29,503)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result from Operations:
Net change in unrealized (depreciation) on investments (purchased options)	$(3,894)	$0	$0	$0	$0	$(3,894)
Net change in unrealized appreciation (depreciation) on futures contracts, written options and swaps	52,048	0	(24,948)	0	0	27,100
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	0	6,121	0	0	0	6,121

	$48,154	$6,121	$(24,948)	$0	$0	$29,327

^	See note 2 in the Notes to Financial Statements for additional information.
^^	The Fair Values of Derivative Instruments may include cumulative appreciation/depreciation of futures contracts as reported in the Notes to Schedule of Investments. Only current day's variation margin is reported within the Statement of Assets and Liabilities.

42	PIMCO Funds	Inflation-Protected Funds	See Accompanying Notes

Schedule of Investments RealEstateRealReturn Strategy Fund	(Unaudited) September 30, 2009

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CORPORATE BONDS & NOTES 18.8%

BANKING & FINANCE 18.6%

American Express Credit Corp.
5.875% due 05/02/2013	$300	$319

American Honda Finance Corp.
1.042% due 06/20/2011	1,000	970

American International Group, Inc.
5.850% due 01/16/2018	200	145
8.175% due 05/15/2058	1,100	668
8.250% due 08/15/2018	1,000	851

Bank of Scotland PLC
0.374% due 12/08/2010	2,500	2,443

Barclays Bank PLC
6.050% due 12/04/2017	300	302
7.434% due 09/29/2049	100	89

Bear Stearns Cos. LLC
0.718% due 01/31/2011	2,380	2,378

Caterpillar Financial Services Corp.
1.033% due 06/24/2011	1,000	1,007

Commonwealth Bank of Australia
0.573% due 09/17/2014	3,500	3,493

Dexia Credit Local
0.939% due 09/23/2011	300	303

GATX Financial Corp.
5.800% due 03/01/2016	1,000	893

HBOS PLC
6.750% due 05/21/2018	1,000	893

LeasePlan Corp. NV
3.000% due 05/07/2012	400	410

Lehman Brothers Holdings, Inc.
6.200% due 09/26/2014 (a)	100	18
6.875% due 05/02/2018 (a)	900	164
7.500% due 05/11/2038 (a)	5,000	1

Merna Reinsurance Ltd.
0.932% due 07/07/2010	300	292

Metropolitan Life Global Funding I
1.035% due 06/25/2010	1,000	1,002

Morgan Stanley
0.760% due 01/18/2011	1,000	991
0.960% due 10/18/2016	1,000	894

National Rural Utilities Cooperative Finance Corp.
1.372% due 07/01/2010	1,000	1,004

Pacific Life Global Funding
5.150% due 04/15/2013	400	419

Pricoa Global Funding I
1.130% due 06/04/2010	1,000	994

Residential Reinsurance 2007 Ltd.
7.611% due 06/07/2010	400	405

Santander Perpetual S.A. Unipersonal
6.671% due 10/29/2049	300	264

Vita Capital III Ltd.
1.717% due 01/01/2012	300	271

Wachovia Bank N.A.
0.418% due 12/02/2010	300	300

Wells Fargo Capital XIII
7.700% due 12/29/2049	700	620

		22,803

INDUSTRIALS 0.2%

Gaz Capital S.A.
7.343% due 04/11/2013	200	213

Total Corporate Bonds & Notes (Cost $29,368)		23,016

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MUNICIPAL BONDS & NOTES 0.1%

West Virginia State Tobacco Settlement Financing Authority Revenue Bonds, Series 2007
7.467% due 06/01/2047	$100	$79

Total Municipal Bonds & Notes (Cost $94)		79

U.S. GOVERNMENT AGENCIES 2.8%

Fannie Mae
2.251% due 09/01/2044 - 10/01/2044	133	132

Freddie Mac
4.500% due 05/15/2017	34	35
6.000% due 12/01/2027	32	34
6.613% due 10/01/2036 (e)	938	992
6.633% due 09/01/2036	802	850
6.701% due 07/01/2036 (e)	807	858

Ginnie Mae
6.000% due 08/15/2034	562	598

Total U.S. Government Agencies (Cost $3,368)		3,499

U.S. TREASURY OBLIGATIONS 96.4%

Treasury Inflation Protected Securities (b)
1.625% due 01/15/2015	2,594	2,645
1.625% due 01/15/2018	2,262	2,286
1.750% due 01/15/2028	3,906	3,753
1.875% due 07/15/2015	12,513	12,943
2.000% due 07/15/2014	8,455	8,796
2.000% due 01/15/2026	7,921	7,919
2.125% due 01/15/2019	3,812	4,006
2.375% due 01/15/2017	320	341
2.375% due 01/15/2025	17,146	17,992
2.500% due 07/15/2016	7,145	7,663
2.500% due 01/15/2029	5,216	5,620
2.625% due 07/15/2017	15,282	16,610
3.500% due 01/15/2011	124	129
3.625% due 04/15/2028 (e)	11,195	13,861
3.875% due 04/15/2029	9,171	11,851

U.S. Treasury Notes
1.125% due 06/30/2011	1,000	1,006
3.000% due 08/31/2016	800	805

Total U.S. Treasury Obligations (Cost $116,126)		118,226

MORTGAGE-BACKED SECURITIES 7.8%

American Home Mortgage Assets
1.821% due 11/25/2046	1,321	534

Banc of America Commercial Mortgage, Inc.
5.492% due 02/10/2051	210	172

BCAP LLC Trust
0.416% due 01/25/2037	547	257

Bear Stearns Adjustable Rate Mortgage Trust
2.216% due 03/25/2035	60	53
2.490% due 08/25/2035	56	49
2.900% due 03/25/2035	173	155
4.550% due 08/25/2035	100	88
4.673% due 01/25/2035	631	555

Citigroup Commercial Mortgage Trust
5.888% due 12/10/2049	91	79

Citigroup Mortgage Loan Trust, Inc.
2.850% due 12/25/2035	44	38
4.248% due 08/25/2035	116	95
4.649% due 03/25/2034	590	551
4.748% due 08/25/2035	63	54

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Citigroup/Deutsche Bank Commercial Mortgage Trust
5.886% due 11/15/2044		$100	$94

Countrywide Home Loan Mortgage Pass-Through Trust
0.586% due 06/25/2035		408	278

Credit Suisse Mortgage Capital Certificates
5.467% due 09/15/2039		200	170

GSR Mortgage Loan Trust
4.116% due 09/25/2035		916	848

JPMorgan Chase Commercial Mortgage Securities Corp.
5.429% due 12/12/2043		210	195

LB-UBS Commercial Mortgage Trust
5.424% due 02/15/2040		210	177

Merrill Lynch Countrywide Commercial Mortgage Trust
5.700% due 09/12/2049		100	79

MLCC Mortgage Investors, Inc.
4.250% due 10/25/2035		375	326

Morgan Stanley Capital I
6.076% due 06/11/2049		330	291

Residential Accredit Loans, Inc.
0.426% due 06/25/2046		606	287
0.496% due 08/25/2037		4,566	2,148

Residential Asset Securitization Trust
0.646% due 01/25/2046		871	406
6.500% due 08/25/2036		1,000	618

Structured Adjustable Rate Mortgage Loan Trust
6.000% due 03/25/2036		1,197	747

Wachovia Bank Commercial Mortgage Trust
5.418% due 01/15/2045		210	192

Total Mortgage-Backed Securities (Cost $11,261)			9,536

FOREIGN CURRENCY-DENOMINATED ISSUES 3.5%

General Electric Capital Corp.
6.500% due 09/15/2067	GBP	300	383

Japan Government CPI Linked Bond
1.400% due 06/10/2018	JPY	368,150	3,828

Royal Bank of Scotland Group PLC
7.092% due 10/29/2049	EUR	100	74

Total Foreign Currency-Denominated Issues (Cost $4,207)			4,285

		SHARES
CONVERTIBLE PREFERRED SECURITIES 0.2%

Wells Fargo & Co.
7.500% due 12/31/2049		300	268

Total Convertible Preferred Securities (Cost $300)			268

		PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 4.2%

CERTIFICATES OF DEPOSIT 1.2%

Barclays Bank PLC
1.109% due 03/22/2011		$1,500	1,499

REPURCHASE AGREEMENTS 0.6%

State Street Bank and Trust Co.
0.010% due 10/01/2009		665	665

(Dated 09/30/2009. Collateralized by U.S. Treasury Bills 0.000% due 12/10/2009 valued at $680. Repurchase proceeds are $665.)

See Accompanying Notes	Semiannual Report	September 30, 2009	43

Schedule of Investments  RealEstateRealReturn Strategy Fund  (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY BILLS 0.1%
0.260% due 02/25/2010 (e)	$143	$143

	SHARES
SHORT-TERM FLOATING NAV PORTFOLIO (c) 2.3%
	285,306	2,857

Total Short-Term Instruments (Cost $5,165)		5,164

Total Investments 133.8% (Cost $169,889)		$164,073

Written Options (g) (0.1%) (Premiums $422)		(66)

Other Assets and Liabilities (Net) (33.7%)		(41,346)

Net Assets 100.0%		$122,661

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Security is in default. (b) Principal amount of security is adjusted for inflation.
(c)	Affiliated to the Fund.
(d)	The average amount of borrowings while outstanding during the period ended September 30, 2009 was $126,966 at a weighted average interest rate of 0.442%. On September 30, 2009, there were no open reverse repurchase agreements.
(e)	Securities with an aggregate market value of $418 and cash of $35 have been pledged as collateral for the following open futures contracts on September 30, 2009:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation
90-Day Euribor December Futures	Long	12/2010	10	$8
90-Day Eurodollar December Futures	Long	12/2009	5	5
90-Day Eurodollar June Futures	Long	06/2010	31	29
90-Day Eurodollar March Futures	Long	03/2010	89	90
United Kingdom 90-Day LIBOR Sterling Interest Rate December Futures	Long	12/2009	8	19
United Kingdom 90-Day LIBOR Sterling Interest Rate June Futures	Long	06/2010	22	25

				$176

(f)	Swap agreements outstanding on September 30, 2009:

Credit Default Swaps on Corporate, Sovereign, and U.S. Municipal Issues - Buy Protection (1)
Reference Entity	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at September 30, 2009 (3)	Notional Amount (4)	Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation
GATX Financial Corp.	CITI	(1.070%	)	03/20/2016	1.558%	$1,000	$27	$0	$27

Credit Default Swaps on Corporate, Sovereign, and U.S. Municipal Issues - Sell Protection (2)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at September 30, 2009 (3)	Notional Amount (4)	Market Value	Upfront Premiums Paid/(Received)	Unrealized (Depreciation)
Ford Motor Credit Co. LLC	JPM	3.850%	09/20/2012	5.348%	$100	$(4)	$0	$(4)

Credit Default Swaps on Credit Indices - Buy Protection (1)
Index/Tranches	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Notional Amount (4)	Market Value (5)	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
CDX.IG-9 5-Year Index	MLP	(0.600%	)	12/20/2012	$6,930	$171	$415	$(244)
CDX.IG-9 10-Year Index	BCLY	(0.800%	)	12/20/2017	878	35	13	22
CDX.IG-9 10-Year Index	BOA	(0.800%	)	12/20/2017	586	23	2	21
CDX.IG-9 10-Year Index	MSC	(0.800%	)	12/20/2017	4,294	170	85	85

						$399	$515	$(116)

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities compromising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities compromising the referenced index.

44	PIMCO Funds	Inflation-Protected Funds	See Accompanying Notes

(Unaudited) September 30, 2009

(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, U.S. municipal issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Receive	1-Month EUR-CPTFEMU Index	2.275%	10/15/2016	UBS	EUR	500	$6	$0	$6
Pay	1-Month EUR-FRCPXTOB Index	2.090%	10/15/2010	BNP		5,600	325	(10)	335
Pay	1-Month EUR-FRCPXTOB Index	2.103%	10/15/2010	BCLY		1,400	79	(4)	83
Pay	1-Month EUR-FRCPXTOB Index	2.146%	10/15/2010	UBS		1,500	95	0	95
Pay	1-Month EUR-FRCPXTOB Index	2.350%	10/15/2016	UBS		500	(8)	0	(8)
Pay	1-Month EUR-FRCPXTOB Index	2.353%	10/15/2016	JPM		500	(8)	0	(8)
Pay	1-Year BRL-CDI	12.410%	01/04/2010	UBS	BRL	2,000	30	6	24
Pay	1-Year BRL-CDI	10.115%	01/02/2012	MSC		1,700	(43)	(24)	(19)
Pay	1-Year BRL-CDI	10.680%	01/02/2012	BCLY		1,900	(26)	(16)	(10)
Pay	1-Year BRL-CDI	14.765%	01/02/2012	HSBC		1,900	81	13	68
Pay	1-Year BRL-CDI	14.765%	01/02/2012	MLP		1,300	55	2	53
Pay	3-Month USD-LIBOR	4.000%	12/16/2014	JPM		$500	28	4	24

							$614	$(29)	$643

Total Return Swaps on Indices
Pay/Receive Total Return on Reference Index	Index	# of Shares or Units	Floating Rate (6)	Notional Amount	Maturity Date	Counterparty	Unrealized Appreciation/ (Depreciation)
Receive	DWRTT Index	22,298	1-Month USD-LIBOR plus 1.060%	$73,367	11/30/2009	BCLY	$5,115
Pay	DWRTT Index	1,374	1-Month USD-LIBOR less 0.150%	4,521	11/30/2009	JPM	(316)
Receive	DWRTT Index	1,374	1-Month USD-LIBOR less 0.150%	4,521	11/30/2009	JPM	316
Pay	DWRTT Index	515	1-Month USD-LIBOR less 0.050%	1,694	02/26/2010	JPM	(119)
Receive	DWRTT Index	10,331	1-Month USD-LIBOR less 0.050%	33,993	02/26/2010	JPM	2,374
Pay	DWRTT Index	1,776	1-Month USD-LIBOR plus 0.000%	5,843	01/29/2010	MLP	(407)
Receive	DWRTT Index	3,445	1-Month USD-LIBOR plus 0.000%	11,336	01/29/2010	MLP	791

							$7,754

(6)	Floating rate is based upon predetermined notional amounts, which may be a multiple of the number of shares or units disclosed.

(g)	Written options outstanding on September 30, 2009:

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Premium	Market Value
Put - OTC 5-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Pay	3.420%	11/23/2009	$7,200	$166	$11
Put - OTC 5-Year Interest Rate Swap	BNP	3-Month USD-LIBOR	Pay	3.420%	11/23/2009	2,300	65	4
Put - OTC 5-Year Interest Rate Swap	BNP	3-Month USD-LIBOR	Pay	3.750%	11/23/2009	1,800	16	1
Put - OTC 7-Year Interest Rate Swap	CITI	3-Month USD-LIBOR	Pay	4.000%	11/23/2009	3,000	35	4
Put - OTC 7-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	6.000%	08/31/2010	1,000	8	5
Put - OTC 7-Year Interest Rate Swap	GSC	3-Month USD-LIBOR	Pay	5.365%	09/20/2010	1,000	32	8
Call - OTC 10-Year Interest Rate Swap	MLP	3-Month USD-LIBOR	Receive	3.000%	11/23/2009	1,000	6	3
Put - OTC 5-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	3.420%	11/23/2009	1,800	42	3
Put - OTC 7-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	6.000%	08/31/2010	500	4	2
Put - OTC 7-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	5.365%	09/20/2010	3,000	48	25

							$422	$66

See Accompanying Notes	Semiannual Report	September 30, 2009	45

Schedule of Investments  RealEstateRealReturn Strategy Fund  (Cont.)

Transactions in written call and put options for the period ended September 30, 2009:

	# of Contracts	Notional Amount	Premium
Balance at 03/31/2009	7	$25,400	$426
Sales	160	54,500	681
Closing Buys	(54)	(40,900)	(558)
Expirations	(113)	(16,400)	(127)
Exercised	0	0	0

Balance at 09/30/2009	0	$22,600	$422

(h)	Short sales outstanding on September 30, 2009:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Market Value
Fannie Mae	6.000%	11/01/2039	$100	$105	$105
Ginnie Mae	6.000%	10/01/2039	1,300	1,369	1,373

				$1,474	$1,478

(i)	Foreign currency contracts outstanding on September 30, 2009:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	AUD	78	10/2009	JPM	$1	$0	$1
Buy		78	10/2009	RBS	4	0	4
Sell	BRL	202	10/2009	CITI	0	(16)	(16)
Buy		202	10/2009	JPM	8	0	8
Buy	CNY	802	03/2010	BCLY	0	(1)	(1)
Buy		1,152	03/2010	BOA	0	(1)	(1)
Buy		948	03/2010	CITI	0	(2)	(2)
Buy		1,857	03/2010	DUB	0	(3)	(3)
Buy		912	03/2010	HSBC	0	(1)	(1)
Buy		9	03/2010	JPM	0	0	0
Sell		5,678	03/2010	JPM	7	0	7
Buy		1,289	06/2010	BCLY	0	(1)	(1)
Buy		544	06/2010	CITI	0	0	0
Buy		233	06/2010	DUB	0	0	0
Buy		5,063	06/2010	HSBC	0	(6)	(6)
Sell		1,102	06/2010	JPM	2	0	2
Sell	EUR	211	10/2009	BCLY	0	(7)	(7)
Sell		253	10/2009	BNP	0	(8)	(8)
Buy		42	10/2009	HSBC	0	0	0
Sell	GBP	295	10/2009	BNP	21	0	21
Sell	JPY	236,697	10/2009	BNP	0	(79)	(79)
Sell		8,958	10/2009	CITI	0	0	0
Sell		109,616	10/2009	RBC	0	(31)	(31)
Buy	KRW	119,400	11/2009	BCLY	1	0	1
Buy		118,900	11/2009	CITI	1	0	1
Buy		241,220	02/2010	CITI	4	0	4
Buy		179,310	02/2010	DUB	2	0	2
Buy		178,650	02/2010	JPM	1	0	1
Buy	MXN	6,816	11/2009	CITI	1	0	1
Sell		338	11/2009	CITI	0	(2)	(2)
Buy		338	11/2009	DUB	0	0	0
Buy		2,680	11/2009	HSBC	0	(3)	(3)
Buy	MYR	56	11/2009	BCLY	1	0	1
Buy		29	11/2009	DUB	0	0	0
Buy		77	11/2009	JPM	1	0	1
Buy		5	02/2010	CITI	0	0	0
Buy	PHP	698	11/2009	DUB	0	0	0

					$55	$(161)	$(106)

46	PIMCO Funds	Inflation-Protected Funds	See Accompanying Notes

(Unaudited) September 30, 2009

(j)	Fair Value Measurements +

The following is a summary of the fair valuations according to the inputs used as of September 30, 2009 in valuing the Fund's assets and liabilities:

Category ++	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 09/30/2009
Corporate Bonds & Notes	$0	$22,724	$292	$23,016
U.S. Treasury Obligations	0	118,226	0	118,226
Mortgage-Backed Securities	0	9,536	0	9,536
Other Investments +++	3,125	10,170	0	13,295

Investments, at value	$3,125	$160,656	$292	$164,073

Short Sales, at value	$0	$(1,478)	$0	$(1,478)

Financial Derivative Instruments ++++	$176	$8,132	$0	$8,308

Total	$3,301	$167,310	$292	$170,903

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ending September 30, 2009:

Category ++	Beginning Balance at 03/31/2009	Net Purchases/ (Sales)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)	Net Transfers In/ (Out) of Level 3	Ending Balance at 09/30/2009	Net Change in Unrealized Appreciation/ (Depreciation) on investments held at 09/30/2009
Corporate Bonds & Notes	$0	$0	$1	$0	$15	$276	$292	$15

Financial Derivative Instruments ++++	$501	$0	$0	$0	$2	$(503)	$0	$0

Total	$501	$0	$1	$0	$17	$(227)	$292	$15

+	See note 2 in the Notes to Financial Statements for additional information.
++	Refer to the Schedule of Investments for additional information.
+++	Sum of all other categories each of which individually has an aggregate market value of less than 5% of net assets.
++++	Financial derivative instruments may include open futures contracts, swap contracts, written options, and foreign currency contracts.

(k)	Fair Value of Derivative Instruments ^

The following is a summary of the fair valuations of the Fund's derivative instruments categorized by risk exposure:

Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of September 30, 2009:

	Derivatives not accounted for as hedging instruments
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Other Contracts	Total
Assets:
Variation margin receivable ^^	$176	$0	$0	$0	$0	$176
Unrealized appreciation on foreign currency contracts	0	55	0	0	0	55
Unrealized appreciation on swap agreements	688	0	155	8,596	0	9,439

	$864	$55	$155	$8,596	$0	$9,670

Liabilities:
Written options outstanding	$66	$0	$0	$0	$0	$66
Unrealized depreciation on foreign currency contracts	0	161	0	0	0	161
Unrealized depreciation on swap agreements	45	0	248	842	0	1,135

	$111	$161	$248	$842	$0	$1,362

The Effect of Derivative Instruments on the Statement of Operations for the Six Months Ended September 30, 2009:

	Derivatives not accounted for as hedging instruments
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result from Operations:
Net realized (loss) on investments (purchased options)	$(8)	$0	$0	$0	$0	$(8)
Net realized gain (loss) on futures contracts, written options and swaps	2,440	0	(1,114)	104,539	0	105,865
Net realized (loss) on foreign currency transactions	0	(1,055)	0	0	0	(1,055)

	$2,432	$(1,055)	$(1,114)	$104,539	$0	$104,802

See Accompanying Notes	Semiannual Report	September 30, 2009	47

Schedule of Investments  RealEstateRealReturn Strategy Fund  (Cont.)

	Derivatives not accounted for as hedging instruments
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Other Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result from Operations:
Net change in unrealized appreciation on investments (purchased options)	$7	$0	$0	$0	$0	$7
Net change in unrealized appreciation (depreciation) on futures contracts, written options and swaps	1,286	0	(268)	3,069	0	4,087
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	0	486	0	0	0	486

	$1,293	$486	$(268)	$3,069	$0	$4,580

^	See note 2 in the Notes to Financial Statements for additional information.
^^	The Fair Values of Derivative Instruments may include cumulative appreciation/depreciation of futures contracts as reported in the Notes to Schedule of Investments. Only current day's variation margin is reported within the Statement of Assets and Liabilities.

48	PIMCO Funds	Inflation-Protected Funds	See Accompanying Notes

Consolidated Schedule of Investments CommodityRealReturn Strategy Fund®	(Unaudited) September 30, 2009

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
BANK LOAN OBLIGATIONS 0.4%

Daimler Finance North America LLC
4.250% due 08/03/2012	$45,707	$44,062

Georgia-Pacific Corp.
2.282% due 12/20/2012	401	387
2.302% due 12/20/2012	4,615	4,454
2.464% due 12/20/2012	542	523
3.589% due 12/23/2014	160	160

HCA, Inc.
2.532% due 11/18/2013	8,777	8,295

Total Bank Loan Obligations (Cost $58,616)		57,881

CORPORATE BONDS & NOTES 11.0%

BANKING & FINANCE 9.1%

Allstate Life Global Funding Trusts
5.375% due 04/30/2013	43,300	46,141

Allstate Life Global Funding Trusts CPI Linked Bond
0.000% due 03/01/2010	7,000	6,980

American Express Bank FSB
5.500% due 04/16/2013	14,700	15,532

American Express Centurion Bank
0.324% due 07/13/2010	5,000	4,954

American Express Credit Corp.
5.125% due 08/25/2014	9,200	9,531
5.875% due 05/02/2013	2,400	2,548
7.300% due 08/20/2013	430	477

American Honda Finance Corp.
1.042% due 06/20/2011	29,400	28,511

American International Group, Inc.
5.850% due 01/16/2018	22,500	16,315
8.175% due 05/15/2058	23,800	14,459
8.250% due 08/15/2018	12,500	10,639

ANZ National International Ltd.
0.865% due 08/19/2014	30,000	29,904
6.200% due 07/19/2013	33,200	36,365

Australia & New Zealand Banking Group Ltd.
3.200% due 12/15/2011	12,500	12,641

Bank of America Corp.
0.591% due 11/06/2009	1,600	1,600
5.375% due 06/15/2014	15,000	15,524
7.375% due 05/15/2014	8,400	9,359

Bank of Scotland PLC
0.374% due 12/08/2010	5,000	4,885

Barclays Bank PLC
6.050% due 12/04/2017	41,300	41,629
7.434% due 09/29/2049	8,500	7,565
10.179% due 06/12/2021	29,440	38,766

Caelus Re Ltd.
6.611% due 06/07/2011	3,900	3,710

Calabash Re Ltd.
8.699% due 01/08/2010	4,100	4,056
11.199% due 01/08/2010	2,400	2,388

Citigroup Capital XXI
8.300% due 12/21/2057	15,100	13,571

Citigroup, Inc.
0.313% due 12/28/2009	24,400	24,367
0.439% due 03/07/2014	3,000	2,684
5.500% due 04/11/2013	21,000	21,514
6.125% due 05/15/2018	7,200	7,101

Commonwealth Bank of Australia
0.785% due 06/25/2014	52,000	51,831

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Credit Suisse New York
5.000% due 05/15/2013	$34,900	$36,978

Danske Bank A/S
5.914% due 12/29/2049	3,000	2,192

Dexia Credit Local
0.939% due 09/23/2011	18,000	18,183

Ford Motor Credit Co. LLC
7.000% due 10/01/2013	200	188
7.250% due 10/25/2011	15,825	15,379
7.500% due 08/01/2012	3,500	3,363
7.800% due 06/01/2012	1,000	967
7.875% due 06/15/2010	5,400	5,425

Foundation Re II Ltd.
7.190% due 11/26/2010	10,500	10,325

General Electric Capital Corp.
0.500% due 03/12/2012	14,300	14,367

Goldman Sachs Group, Inc.
0.739% due 03/22/2016	1,200	1,134

HBOS PLC
6.750% due 05/21/2018	14,500	12,952

HSBC Finance Corp.
0.564% due 10/21/2009	600	600

ING Bank NV
3.900% due 03/19/2014	5,000	5,154

International Lease Finance Corp.
6.625% due 11/15/2013	9,700	7,700

JPMorgan Chase & Co.
0.410% due 06/25/2012	1,200	1,182

Kamp Re 2005 Ltd.
0.344% due 12/14/2010 (a)	1,698	211

Kreditanstalt fuer Wiederaufbau
4.875% due 06/17/2019	6,000	6,539

LeasePlan Corp. NV
3.000% due 05/07/2012	14,500	14,844

Lehman Brothers Holdings, Inc.
6.875% due 05/02/2018 (a)	27,869	5,086
7.500% due 05/11/2038 (a)	5,000	1

Longpoint Re Ltd.
5.549% due 05/08/2010	11,900	11,900

Marsh & McLennan Cos., Inc.
5.750% due 09/15/2015	2,500	2,640

Merna Reinsurance Ltd.
0.932% due 07/07/2010	27,000	26,271

Merrill Lynch & Co., Inc.
2.709% due 05/12/2010	19,200	19,448
5.450% due 02/05/2013	12,255	12,721
6.400% due 08/28/2017	29,100	29,518

Metropolitan Life Global Funding I
0.549% due 03/15/2012	6,000	5,716
1.418% due 09/17/2012	73,000	72,842
5.125% due 04/10/2013	12,800	13,286

Morgan Stanley
0.744% due 02/10/2012	15,000	15,115
2.550% due 05/14/2010	52,400	52,984

National Australia Bank Ltd.
5.350% due 06/12/2013	27,100	28,925

Osiris Capital PLC
5.509% due 01/15/2010	1,700	1,699

Pacific Life Global Funding
5.150% due 04/15/2013	9,200	9,632

Pearson Dollar Finance Two PLC
5.500% due 05/06/2013	3,000	3,124

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Pricoa Global Funding I
0.483% due 09/27/2013	$5,400	$4,981
0.591% due 01/30/2012	5,100	4,829
1.130% due 06/04/2010	3,200	3,181

Prudential Financial, Inc.
0.520% due 06/10/2013	36,200	33,257

Residential Reinsurance 2007 Ltd.
7.611% due 06/07/2010	14,100	14,289
10.611% due 06/07/2010	8,800	9,016

Santander Perpetual S.A. Unipersonal
6.671% due 10/29/2049	7,300	6,431

SLM Corp.
0.000% due 10/01/2014	500	261
0.000% due 11/01/2016	700	311
0.499% due 03/15/2011	5,000	4,504

Svenska Handelsbanken AB
1.300% due 09/14/2012	25,000	24,878

TransCapitalInvest Ltd. for OJSC AK Transneft
7.700% due 08/07/2013	3,300	3,491
8.700% due 08/07/2018	17,800	19,459

UBS AG
1.392% due 05/05/2010	400	401

Vita Capital Ltd.
1.497% due 01/01/2010	3,500	3,466
1.997% due 01/01/2010	5,500	5,449

Vita Capital III Ltd.
1.697% due 01/01/2011	300	283
1.717% due 01/01/2012	8,000	7,224

Wachovia Bank N.A.
0.418% due 12/02/2010	27,200	27,216
1.350% due 05/14/2010	23,400	23,529

Wachovia Corp.
0.633% due 04/23/2012	3,800	3,721
2.253% due 05/01/2013	8,650	8,756

Wells Fargo & Co.
7.980% due 03/29/2049	11,800	10,797

Wells Fargo Capital XIII
7.700% due 12/29/2049	14,500	12,832

		1,186,700

INDUSTRIALS 1.5%

Altria Group, Inc.
9.250% due 08/06/2019	20,000	24,481

AutoZone, Inc.
6.950% due 06/15/2016	10,000	10,949

Black & Decker Corp.
5.750% due 11/15/2016	5,000	5,003

Burlington Northern Santa Fe Corp.
5.650% due 05/01/2017	2,500	2,695

Computer Sciences Corp.
6.500% due 03/15/2018	2,500	2,758

Con-way, Inc.
7.250% due 01/15/2018	10,000	10,194

CSX Corp.
6.250% due 03/15/2018	5,000	5,431

DISH DBS Corp.
7.000% due 10/01/2013	5,000	5,063

Gaz Capital S.A.
7.343% due 04/11/2013	4,600	4,905
8.146% due 04/11/2018	7,000	7,429

Hospira, Inc.
5.900% due 06/15/2014	2,500	2,703

See Accompanying Notes	Semiannual Report	September 30, 2009	49

Consolidated Schedule of Investments  CommodityRealReturn Strategy Fund®  (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Ltd Brands, Inc.
6.900% due 07/15/2017	$2,000	$1,889

Macy's Retail Holdings, Inc.
5.350% due 03/15/2012	1,500	1,468
7.450% due 07/15/2017	2,000	1,919

Masco Corp.
5.875% due 07/15/2012	2,145	2,150

Motorola, Inc.
6.000% due 11/15/2017	4,000	3,839

Nabors Industries, Inc.
6.150% due 02/15/2018	5,000	5,021

Nucor Corp.
5.750% due 12/01/2017	4,000	4,371

Rexam PLC
6.750% due 06/01/2013	12,800	13,742

Ryder System, Inc.
6.000% due 03/01/2013	6,900	7,262

Tate & Lyle International Finance PLC
6.625% due 06/15/2016	3,500	3,546

Tyco Electronics Group S.A.
6.550% due 10/01/2017	3,500	3,670

Tyco International Finance S.A.
6.000% due 11/15/2013	8,000	8,588

Tyco International Ltd.
7.000% due 12/15/2019	11,000	11,933

UnitedHealth Group, Inc.
4.875% due 02/15/2013	2,300	2,393

Viacom, Inc.
6.125% due 10/05/2017	4,000	4,291
6.250% due 04/30/2016	2,500	2,701

Weatherford International Ltd.
5.500% due 02/15/2016	5,000	5,099

Williams Cos., Inc.
6.375% due 10/01/2010	20,000	20,539

		186,032

UTILITIES 0.4%

Consolidated Natural Gas Co.
5.000% due 03/01/2014	5,000	5,274

Enel Finance International S.A.
5.700% due 01/15/2013	23,200	24,923

NiSource Finance Corp.
6.800% due 01/15/2019	6,000	6,154

Pacific Gas & Electric Co.
1.252% due 06/10/2010	7,800	7,845

Qwest Capital Funding, Inc.
7.250% due 02/15/2011	2,000	2,010

Sempra Energy
6.150% due 06/15/2018	4,500	4,884

Verizon Wireless Capital LLC
3.025% due 05/20/2011	4,200	4,347

		55,437

Total Corporate Bonds & Notes (Cost $1,440,430)		1,428,169

MUNICIPAL BONDS & NOTES 0.5%

California State General Obligation Bonds, (AMBAC Insured), Series 2007
4.500% due 08/01/2028	1,400	1,350

California State General Obligation Bonds, Series 2007
5.000% due 06/01/2037	1,250	1,254

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

California State Tobacco Securitization Agency Revenue Bonds, Series 2002
5.625% due 06/01/2023	$990	$997

California State University Revenue Bonds, (AMBAC Insured), Series 2005
5.000% due 11/01/2030	200	208

Chicago, Illinois General Obligation Bonds, (FSA Insured), Series 2006
4.750% due 01/01/2036	2,200	2,243

Florida State Board of Education General Obligation Bonds, (NPFGC Insured), Series 2007
4.750% due 06/01/2037	2,700	2,781

Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2007
5.125% due 06/01/2047	700	527
5.750% due 06/01/2047	1,900	1,586

Los Angeles, California Community College District General Obligation Bonds, (NPFGC-FGIC Insured), Series 2007
5.000% due 08/01/2027	5,000	5,417

Louisiana State Tobacco Settlement Financing Corp. Revenue Bonds, Series 2001
5.875% due 05/15/2039	1,140	1,097

New Jersey State Tobacco Settlement Financing Corp. Revenue Bonds, Series 2007
5.000% due 06/01/2029	3,600	3,094
5.000% due 06/01/2041	1,200	908

Ohio State Buckeye Tobacco Settlement Financing Authority Revenue Bonds, Series 2007
5.875% due 06/01/2030	2,100	2,009
5.875% due 06/01/2047	16,000	12,999
6.000% due 06/01/2042	300	252

Puerto Rico Sales Tax Financing Corp. Revenue Bonds, (AMBAC Insured), Series 2007
0.000% due 08/01/2054	42,500	3,178

Rhode Island State Tobacco Settlement Financing Corp. Revenue Bonds, Series 2002
6.125% due 06/01/2032	1,200	1,196

Santa Rosa, California Revenue Bonds, (AMBAC Insured), Series 2002
0.000% due 09/01/2024	11,225	5,192

Texas State Turnpike Authority Revenue Bonds, (AMBAC Insured), Series 2002
0.000% due 08/15/2021	4,500	2,420

Texas State Water Development Board Revenue Bonds, Series 2007
4.500% due 07/15/2024	1,255	1,313

Washington State Tobacco Settlement Authority Revenue Bonds, Series 2002
6.500% due 06/01/2026	2,765	2,800

West Virginia State Tobacco Settlement Financing Authority Revenue Bonds, Series 2007
7.467% due 06/01/2047	10,580	8,383

Total Municipal Bonds & Notes (Cost $63,147)		61,204

U.S. GOVERNMENT AGENCIES 9.5%

Fannie Mae
0.376% due 03/25/2036	1,998	1,762
1.375% due 04/28/2011	20,000	20,185
2.251% due 07/01/2044 - 10/01/2044	4,179	4,141
3.467% due 04/01/2033	949	987
4.225% due 04/01/2035	289	301
4.705% due 05/01/2035	754	785
5.000% due 11/01/2033 - 10/01/2039	54,677	56,665

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.479% due 05/01/2036	$342	$361
5.500% due 01/01/2036 - 11/01/2039	780,805	816,969
5.500% due 11/01/2037 - 06/01/2038 (i)	71,171	74,651
5.950% due 02/25/2044	5,364	5,724
6.000% due 07/01/2036 - 10/01/2039	123,369	130,475

Freddie Mac
0.343% due 02/01/2011 (f)	1,386	1,385
0.389% due 05/04/2011	5,854	5,860
0.389% due 05/04/2011 (f)	2,103	2,105
0.402% due 08/05/2011	17	17
0.473% due 02/15/2019	71,544	71,040
0.513% due 01/15/2037	326	318
0.593% due 12/15/2030	26	26
0.609% due 04/07/2011 (f)	670	671
0.643% due 11/15/2016 - 03/15/2017	1,604	1,594
3.490% due 03/01/2034	1,885	1,927
4.031% due 01/01/2034	19	20
4.091% due 06/01/2033	680	700
4.500% due 05/15/2017	119	123
4.591% due 01/01/2034	574	584
4.716% due 01/01/2034	1,012	1,040
5.000% due 01/15/2018 - 09/01/2038	8,410	8,821
5.250% due 08/15/2011	1,580	1,642
5.500% due 05/15/2016	3,083	3,133
6.000% due 07/01/2033 - 07/01/2038	183	195

Ginnie Mae
3.750% due 12/20/2035	1,650	1,677
4.625% due 07/20/2035	85	87
6.000% due 09/15/2034 - 09/15/2038	11,091	11,738

Small Business Administration
5.902% due 02/10/2018	5,573	6,105

Total U.S. Government Agencies (Cost $1,205,969)		1,233,814

U.S. TREASURY OBLIGATIONS 90.7%

Treasury Inflation Protected Securities (c)
0.625% due 04/15/2013	150,085	149,945
1.250% due 04/15/2014	312,409	317,583
1.375% due 07/15/2018	38,600	38,262
1.625% due 01/15/2015	592,056	603,712
1.625% due 01/15/2018	394,547	398,862
1.750% due 01/15/2028	9,663	9,283
1.875% due 07/15/2013 (h)	1,230,671	1,272,976
1.875% due 07/15/2015 (h)	982,230	1,015,995
1.875% due 07/15/2019	110,446	113,829
2.000% due 04/15/2012	270,422	280,563
2.000% due 01/15/2014	779,047	808,018
2.000% due 07/15/2014	1,096,634	1,140,841
2.000% due 01/15/2016 (i)	389,617	404,714
2.125% due 01/15/2019	338,643	355,893
2.375% due 04/15/2011	679,223	700,448
2.375% due 01/15/2017	349,498	372,216
2.375% due 01/15/2025	20,394	21,401
2.375% due 01/15/2027	28,118	29,603
2.500% due 07/15/2016 (h)	920,845	987,605
2.500% due 01/15/2029	29,391	31,668
2.625% due 07/15/2017	685,106	744,625
3.000% due 07/15/2012	1,116,628	1,188,860
3.375% due 01/15/2012	87,751	93,455
3.500% due 01/15/2011 (i)	512,638	534,425
3.625% due 04/15/2028 (i)	29,966	37,102
4.250% due 01/15/2010 (i)	6,912	6,979

U.S. Treasury Notes
0.875% due 04/30/2011	1,123	1,127
1.125% due 06/30/2011	94,200	94,793

50	PIMCO Funds	Inflation-Protected Funds	See Accompanying Notes

(Unaudited) September 30, 2009

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.625% due 07/31/2014	$50,000	$50,859
3.000% due 08/31/2016	12,700	12,783

Total U.S. Treasury Obligations (Cost $11,545,542)		11,818,425

MORTGAGE-BACKED SECURITIES 2.9%

Adjustable Rate Mortgage Trust
5.160% due 09/25/2035	4,303	3,084

American Home Mortgage Assets
1.821% due 11/25/2046	10,788	4,361

Banc of America Commercial Mortgage, Inc.
5.492% due 02/10/2051	10,140	8,292
5.837% due 06/10/2049	7,100	5,836
5.889% due 07/10/2044	600	532
5.929% due 05/10/2045	9,700	9,348
5.935% due 02/10/2051	7,100	6,330

Banc of America Funding Corp.
0.536% due 05/20/2035	573	308
6.093% due 01/20/2047	1,108	726

Banc of America Large Loan, Inc.
0.753% due 08/15/2029	483	380

BCAP LLC Trust
0.416% due 01/25/2037	13,434	6,317

Bear Stearns Adjustable Rate Mortgage Trust
2.216% due 03/25/2035	5,369	4,761
2.490% due 08/25/2035	4,285	3,759
2.900% due 03/25/2035	18,547	16,588
4.484% due 05/25/2033	183	174
4.550% due 08/25/2035	8,876	7,799
4.673% due 01/25/2035	6,106	5,371
5.734% due 02/25/2036	1,308	847

Bear Stearns Alt-A Trust
0.466% due 12/25/2046	311	26
5.490% due 09/25/2035	1,137	721

Chase Mortgage Finance Corp.
5.427% due 03/25/2037	6,884	4,818

Citigroup Commercial Mortgage Trust
5.888% due 12/10/2049	914	798

Citigroup Mortgage Loan Trust, Inc.
2.850% due 12/25/2035	1,586	1,375
4.098% due 08/25/2035	1,536	1,262
4.248% due 08/25/2035	8,244	6,763
4.748% due 08/25/2035	6,700	5,779
4.760% due 12/25/2035	1,114	560

Citigroup/Deutsche Bank Commercial Mortgage Trust
5.886% due 11/15/2044	3,600	3,369

CitiMortgage Alternative Loan Trust
6.000% due 06/25/2037	1,559	1,165

Commercial Mortgage Pass-Through Certificates
6.010% due 12/10/2049	3,680	3,326

Countrywide Alternative Loan Trust
0.326% due 09/20/2046	1,029	1,017
0.426% due 02/20/2047	12,510	5,939
0.426% due 05/25/2047	5,336	2,399
0.441% due 12/20/2046	1,033	507
0.526% due 12/25/2035	784	420
1.901% due 12/25/2035	2,378	1,262
5.750% due 03/25/2037	1,100	680
5.869% due 11/25/2035	1,325	776

Countrywide Home Loan Mortgage Pass-Through Trust
0.566% due 03/25/2035	216	119
0.586% due 06/25/2035	5,661	3,857
5.364% due 10/20/2035	1,395	964
6.073% due 09/25/2047	3,345	2,129

Deutsche ALT-A Securities, Inc. Alternate Loan Trust
0.326% due 02/25/2037	336	320

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.346% due 10/25/2036	$1,374	$1,243
5.500% due 12/25/2035	1,500	1,096

Greenpoint Mortgage Funding Trust
0.326% due 10/25/2046	3,288	2,604

GS Mortgage Securities Corp. II
5.560% due 11/10/2039	2,379	2,097

GSR Mortgage Loan Trust
4.116% due 09/25/2035	17,828	16,511
5.338% due 11/25/2035	1,136	900

Harborview Mortgage Loan Trust
0.336% due 01/19/2038	1,164	1,105
0.426% due 07/19/2046	14,693	6,906
0.466% due 05/19/2035	2,030	1,080
5.833% due 08/19/2036	2,598	1,674

Homebanc Mortgage Trust
0.426% due 12/25/2036	1,526	739
5.794% due 04/25/2037	1,353	1,051

Impac Secured Assets CMN Owner Trust
0.326% due 01/25/2037	728	532

Indymac IMSC Mortgage Loan Trust
0.426% due 07/25/2047	6,259	2,873

Indymac Index Mortgage Loan Trust
0.336% due 11/25/2046	3,352	3,040
0.436% due 09/25/2046	11,150	5,048
5.099% due 09/25/2035	1,227	804
5.271% due 06/25/2035	1,212	817

JPMorgan Chase Commercial Mortgage Securities Corp.
5.429% due 12/12/2043	9,790	9,076
5.440% due 06/12/2047	730	629
5.794% due 02/12/2051	9,500	8,306

LB-UBS Commercial Mortgage Trust
5.424% due 02/15/2040	3,750	3,155
5.430% due 02/15/2040	2,525	2,056
5.661% due 03/15/2039	9,810	9,215
5.866% due 09/15/2045	2,000	1,771

Luminent Mortgage Trust
0.416% due 12/25/2036	8,370	4,090
0.446% due 10/25/2046	2,945	1,354

MASTR Adjustable Rate Mortgages Trust
0.486% due 05/25/2037	1,322	586

Merrill Lynch Alternative Note Asset
0.546% due 03/25/2037	1,949	854
5.540% due 06/25/2037	1,533	729

Merrill Lynch Countrywide Commercial Mortgage Trust
5.700% due 09/12/2049	2,200	1,744

Merrill Lynch Mortgage Investors, Inc.
0.456% due 02/25/2036	1,539	886

Merrill Lynch Mortgage Trust
5.840% due 05/12/2039	10,170	9,572

Merrill Lynch Mortgage-Backed Securities Trust
5.792% due 04/25/2037	7,122	4,730

MLCC Mortgage Investors, Inc.
4.250% due 10/25/2035	8,042	6,993

Morgan Stanley Capital I
5.447% due 02/12/2044	3,470	2,974
6.076% due 06/11/2049	11,235	9,892

Opteum Mortgage Acceptance Corp.
0.506% due 07/25/2035	859	688

Residential Accredit Loans, Inc.
0.546% due 08/25/2035	3,014	1,616
4.095% due 08/25/2035	931	429
5.714% due 02/25/2036	1,129	588

Residential Asset Securitization Trust
0.696% due 12/25/2036	2,091	1,030

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.250% due 10/25/2036	$3,000	$1,614
6.500% due 08/25/2036	1,000	619

Residential Funding Mortgage Securities I
5.203% due 09/25/2035	4,310	2,882

Securitized Asset Sales, Inc.
4.315% due 11/26/2023	83	78

Sequoia Mortgage Trust
4.316% due 01/20/2047	2,536	1,909

Structured Adjustable Rate Mortgage Loan Trust
5.950% due 02/25/2036	1,190	739

Structured Asset Mortgage Investments, Inc.
0.316% due 08/25/2036	1,630	1,589
0.436% due 06/25/2036	968	464
0.466% due 05/25/2046	6,330	3,162

Structured Asset Securities Corp.
0.296% due 05/25/2036	169	159
3.832% due 10/25/2035	3,297	2,008
4.440% due 12/25/2034	21	20

TBW Mortgage-Backed Pass-Through Certificates
0.346% due 09/25/2036	30	30

Thornburg Mortgage Securities Trust
0.356% due 11/25/2046	1,006	951
0.366% due 09/25/2046	15,572	14,911

Wachovia Bank Commercial Mortgage Trust
0.333% due 09/15/2021	37,714	28,171
5.617% due 05/15/2046	1,900	1,749

WaMu Mortgage Pass-Through Certificates
1.641% due 01/25/2047	8,129	3,227
1.661% due 04/25/2047	11,858	5,702
1.711% due 12/25/2046	3,247	1,546
1.881% due 06/25/2046	528	277
1.901% due 08/25/2046	1,945	1,017
2.101% due 11/25/2042	600	372
2.401% due 11/25/2046	2,596	1,756
2.973% due 05/25/2046	365	157
3.099% due 07/25/2046	19,126	11,142
5.564% due 12/25/2036	11,783	7,590
5.834% due 02/25/2037	11,605	7,839
5.922% due 09/25/2036	5,875	4,394

Wells Fargo Mortgage-Backed Securities Trust
3.295% due 09/25/2034	3,824	3,718

Total Mortgage-Backed Securities (Cost $429,008)		378,039

ASSET-BACKED SECURITIES 0.9%

Aames Mortgage Investment Trust
0.396% due 08/25/2035	132	118

ACE Securities Corp.
0.306% due 10/25/2036	155	103

Ally Auto Receivables Trust
1.320% due 03/15/2012	2,300	2,280

American Express Credit Account Master Trust
1.193% due 08/15/2012	10,300	10,316

Asset-Backed Funding Certificates
0.306% due 11/25/2036	199	195
0.596% due 06/25/2034	8,608	5,644

Bank of America Auto Trust
1.160% due 02/15/2012	16,000	16,014

Bear Stearns Asset-Backed Securities Trust
0.296% due 11/25/2036	370	341
0.326% due 10/25/2036	532	483
0.576% due 01/25/2036	318	298
0.696% due 03/25/2043	45	41

Chase Issuance Trust
0.694% due 09/17/2012	41,800	41,800

See Accompanying Notes	Semiannual Report	September 30, 2009	51

Consolidated Schedule of Investments  CommodityRealReturn Strategy Fund®  (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Citigroup Mortgage Loan Trust, Inc.
0.326% due 01/25/2037	$355	$234

Countrywide Asset-Backed Certificates
0.296% due 03/25/2037	834	826
0.356% due 10/25/2046	2,353	2,273

First Franklin Mortgage Loan Asset-Backed Certificates
0.286% due 09/25/2036	320	314
0.296% due 11/25/2036	5,918	5,823
0.316% due 12/25/2037	213	205

Ford Credit Auto Owner Trust
0.357% due 09/15/2010	8,600	8,603
1.663% due 06/15/2012	10,000	10,102

Fremont Home Loan Trust
0.296% due 10/25/2036	321	238
0.306% due 01/25/2037	571	373

GSAA Trust
0.546% due 03/25/2037	2,000	860

GSAMP Trust
0.286% due 10/25/2046	354	348
0.316% due 10/25/2036	67	55

HSI Asset Securitization Corp. Trust
0.296% due 10/25/2036	730	485

JPMorgan Mortgage Acquisition Corp.
0.296% due 07/25/2036	640	615
0.296% due 08/25/2036	648	632
0.333% due 11/25/2036	251	243

Lehman XS Trust
0.326% due 11/25/2046	3,464	3,045

Long Beach Mortgage Loan Trust
0.286% due 11/25/2036	119	115

Merrill Lynch Mortgage Investors, Inc.
0.296% due 05/25/2037	302	299
0.316% due 07/25/2037	1,015	973

Morgan Stanley ABS Capital I
0.286% due 10/25/2036	1,502	1,469
0.296% due 09/25/2036	691	680

Morgan Stanley IXIS Real Estate Capital Trust
0.296% due 11/25/2036	209	202

Morgan Stanley Mortgage Loan Trust
0.606% due 04/25/2037	1,964	445

Nationstar Home Equity Loan Trust
0.366% due 04/25/2037	634	585

Park Place Securities, Inc.
0.506% due 09/25/2035	401	257

Residential Asset Mortgage Products, Inc.
0.346% due 08/25/2046	372	360

Residential Asset Securities Corp.
0.316% due 11/25/2036	510	507

Securitized Asset-Backed Receivables LLC Trust
0.296% due 09/25/2036	232	227

SLC Student Loan Trust
0.420% due 02/15/2015	47	47

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

SLM Student Loan Trust
0.904% due 10/27/2014		$218	$218

Soundview Home Equity Loan Trust
0.306% due 11/25/2036		1,348	881
0.326% due 01/25/2037		153	151

Specialty Underwriting & Residential Finance
0.291% due 11/25/2037		68	67

Structured Asset Investment Loan Trust
0.296% due 07/25/2036		208	199

Structured Asset Securities Corp.
0.296% due 10/25/2036		2,467	2,311

Total Asset-Backed Securities (Cost $129,365)			122,900

SOVEREIGN ISSUES 0.4%

Export-Import Bank of Korea
0.798% due 10/04/2011		15,200	15,235

Societe Financement de l'Economie Francaise
2.875% due 09/22/2014		39,500	39,475

Total Sovereign Issues (Cost $54,481)			54,710

FOREIGN CURRENCY-DENOMINATED ISSUES 2.9%

Brazil Notas do Tesouro Nacional Series B
6.000% due 08/15/2010	BRL	5,511	5,804

Brazil Notas do Tesouro Nacional Series F
10.000% due 01/01/2012		49,230	26,979

Credit Logement S.A.
1.048% due 06/23/2015	EUR	1,400	1,931

General Electric Capital Corp.
5.500% due 09/15/2067		34,400	39,516
6.500% due 09/15/2067	GBP	9,400	12,007

Green Valley Ltd.
4.629% due 01/10/2011	EUR	5,400	7,638

Japan Government CPI Linked Bond
0.500% due 06/10/2015	JPY	1,271,085	13,013
0.800% due 12/10/2015		5,506,470	57,189
1.100% due 12/10/2016		10,898,160	113,397
1.200% due 06/10/2017		8,571,120	89,004

Lehman Brothers Holdings, Inc.
1.121% due 06/05/2012 (a)		2,100,000	1,870

Merrill Lynch & Co., Inc.
1.394% due 07/22/2014	EUR	5,000	6,731

Royal Bank of Scotland Group PLC
7.092% due 10/29/2049		5,200	3,843

Svenska Handelsbanken AB
0.951% due 03/16/2015		2,900	4,138

Total Foreign Currency-Denominated Issues (Cost $360,014)			383,060

	SHARES	MARKET VALUE (000S)
CONVERTIBLE PREFERRED SECURITIES 0.1%

Wells Fargo & Co.
7.500% due 12/31/2049	8,200	$7,322

Total Convertible Preferred Securities (Cost $8,200)		7,322

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 11.8%

CERTIFICATES OF DEPOSIT 0.4%

Barclays Bank PLC
1.109% due 03/22/2011	$42,600	42,569

Sao Paolo IMI NY
0.949% due 06/09/2010	13,500	13,499

		56,068

REPURCHASE AGREEMENTS 0.7%

JPMorgan Chase Bank N.A.
0.030% due 10/01/2009	79,000	79,000
(Dated 09/30/2009. Collateralized by U.S. Treasury Notes 3.125% due 08/31/2013 valued at $80,619. Repurchase proceeds are $79,000.)

State Street Bank and Trust Co.
0.010% due 10/01/2009	10,969	10,969
(Dated 09/30/2009. Collateralized by U.S. Treasury Bills 0.000% due 11/27/2009 valued at $11,189. Repurchase proceeds are $10,969.)

		89,969

U.S. CASH MANAGEMENT BILLS 1.9%
0.190% due 04/01/2010 (b)(e)(f)(g)(i)	249,375	249,166

U.S. TREASURY BILLS 2.1%
0.194% due 02/25/2010 - 03/25/2010 (b)(f)(g)(i)	276,798	276,596

	SHARES
SHORT-TERM FLOATING NAV PORTFOLIO (d) 6.7%
	86,310,008	864,222

Total Short-Term Instruments (Cost $1,535,952)		1,536,021

PURCHASED OPTIONS (k) 0.1%
(Cost $13,515)		7,293

Total Investments 131.2% (Cost $16,844,239)		$17,088,838

Written Options (l) (0.3%) (Premiums $41,742)		(38,777)

Other Assets and Liabilities (Net) (30.9%)		(4,026,780)

Net Assets 100.0%		$13,023,281

52	PIMCO Funds	Inflation-Protected Funds	See Accompanying Notes

(Unaudited) September 30, 2009

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Security is in default.
(b)	Coupon represents a weighted average rate.
(c)	Principal amount of security is adjusted for inflation.
(d)	Affiliated to the Fund.
(e)	Securities with an aggregate market value of $260 have been pledged as collateral for foreign currency contracts on September 30, 2009.
(f)	Securities with an aggregate market value of $121,977 have been pledged as collateral for swap and swaption contracts on September 30, 2009.
(g)	Securities with an aggregate market value of $3,227 have been pledged as collateral for delayed-delivery mortgage-backed securities on September 30, 2009.
(h)	The average amount of borrowings while outstanding during the period ended September 30, 2009 was $2,507,096 at a weighted average interest rate of 0.348%. On September 30, 2009, securities valued at $1,778,354 were pledged as collateral for reverse repurchase agreements.
(i)	Securities with an aggregate market value of $18,716 and cash of $33 have been pledged as collateral for the following open futures contracts on September 30, 2009:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
90-Day Euribor December Futures	Long	12/2010	319	$279
90-Day Euribor June Futures	Long	06/2010	303	531
90-Day Euribor September Futures	Long	09/2010	834	974
90-Day Eurodollar December Futures	Long	12/2009	3,883	4,204
90-Day Eurodollar June Futures	Long	06/2010	3,713	3,406
90-Day Eurodollar March Futures	Long	03/2010	5,304	6,033
Corn September Futures	Long	09/2010	414	82
Mill Wheat Euro November Futures	Long	11/2009	407	(146)
Rapeseed Euro November Futures	Long	11/2009	124	(166)
Robusta Coffee November Futures	Long	11/2009	233	72
Soybean Meal December Futures	Long	12/2009	232	(139)
U.S. Treasury 10-Year Note December Futures	Long	12/2009	963	207
United Kingdom 90-Day LIBOR Sterling Interest Rate December Futures	Long	12/2009	45	366
United Kingdom 90-Day LIBOR Sterling Interest Rate June Futures	Long	06/2010	2,019	2,637
Wheat December Futures	Long	12/2009	266	23
Wheat December Futures	Short	12/2009	266	37
Wheat December Futures	Long	12/2010	896	(42)
Wheat December Futures	Short	12/2010	896	118
White Sugar November Futures	Long	11/2009	171	389

				$18,865

(j)	Swap agreements outstanding on September 30, 2009:

Credit Default Swaps on Corporate, Sovereign, and U.S. Municipal Issues - Buy Protection (1)
Reference Entity	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at September 30, 2009 (3)	Notional Amount (4)	Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Altria Group, Inc.	GSC	(1.417%	)	03/20/2019	1.197%	$20,000	$(352)	$0	$(352)
AutoZone, Inc.	BOA	(1.110%	)	06/20/2016	0.692%	10,000	(257)	0	(257)
Black & Decker Corp.	BOA	(1.020%	)	12/20/2016	1.227%	5,000	64	0	64
Burlington Northern Santa Fe Corp.	BCLY	(0.720%	)	06/20/2017	0.458%	2,500	(46)	0	(46)
Computer Sciences Corp.	BCLY	(0.870%	)	03/20/2018	0.372%	2,500	(94)	0	(94)
Consolidated Natural Gas Co.	UBS	(0.590%	)	03/20/2014	0.419%	1,000	(7)	0	(7)
Con-way, Inc.	BOA	(1.834%	)	03/20/2018	1.353%	10,000	(344)	0	(344)
CSX Corp.	CSFB	(1.050%	)	03/20/2018	0.560%	5,000	(183)	0	(183)
DISH DBS Corp.	BCLY	(3.100%	)	12/20/2011	1.817%	1,000	(29)	0	(29)
DISH DBS Corp.	CITI	(3.650%	)	12/20/2013	2.852%	5,000	(157)	0	(157)
DISH DBS Corp.	GSC	(3.200%	)	12/20/2011	1.817%	2,000	(62)	0	(62)
Hospira, Inc.	MSC	(1.030%	)	06/20/2014	0.547%	2,500	(55)	0	(55)
International Lease Finance Corp.	BCLY	(1.540%	)	12/20/2013	9.204%	8,000	1,820	0	1,820
International Lease Finance Corp.	DUB	(1.600%	)	12/20/2013	9.204%	1,700	384	0	384
Ltd Brands, Inc.	MSC	(3.113%	)	09/20/2017	2.811%	2,000	(39)	0	(39)
Macy's Retail Holdings, Inc.	DUB	(2.110%	)	09/20/2017	2.989%	2,000	106	0	106
Macy's Retail Holdings, Inc.	JPM	(2.000%	)	03/20/2012	2.623%	1,500	21	0	21
Marsh & McLennan Cos., Inc.	BOA	(1.180%	)	09/20/2015	0.452%	2,500	(102)	0	(102)
Masco Corp.	BCLY	(1.000%	)	09/20/2012	1.000%	2,145	49	49	0
Motorola, Inc.	DUB	(2.600%	)	12/20/2017	1.458%	4,000	(317)	0	(317)
Nabors Industries, Inc.	DUB	(0.630%	)	03/20/2018	1.096%	5,000	166	0	166
NiSource Finance Corp.	MSC	(1.470%	)	03/20/2019	1.526%	6,000	23	0	23
Nucor Corp.	CSFB	(0.486%	)	12/20/2017	0.648%	4,000	46	0	46
Pearson Dollar Finance PLC	CITI	(0.570%	)	06/20/2013	0.408%	1,500	(9)	0	(9)
Pearson Dollar Finance PLC	SOG	(0.900%	)	06/20/2013	0.408%	1,500	(27)	0	(27)
Rexam PLC	BCLY	(1.450%	)	06/20/2013	1.075%	800	(11)	0	(11)
Rexam PLC	CITI	(1.450%	)	06/20/2013	1.075%	12,000	(165)	0	(165)

See Accompanying Notes	Semiannual Report	September 30, 2009	53

Consolidated Schedule of Investments  CommodityRealReturn Strategy Fund®  (Cont.)

Credit Default Swaps on Corporate, Sovereign, and U.S. Municipal Issues - Buy Protection (1) (Cont.)
Reference Entity	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at September 30, 2009 (3)	Notional Amount (4)	Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Ryder System, Inc.	BOA	(0.850%	)	03/20/2013	1.001%	$6,900	$33	$0	$33
Sempra Energy	BOA	(0.580%	)	06/20/2018	0.769%	3,000	42	0	42
Sempra Energy	DUB	(0.550%	)	06/20/2018	0.769%	1,500	24	0	24
Tate & Lyle International Finance PLC	BCLY	(1.150%	)	06/20/2016	1.429%	3,500	56	0	56
Tyco Electronics Group S.A.	DUB	(0.950%	)	12/20/2017	1.015%	3,500	15	0	15
Tyco International Finance S.A.	BOA	(0.750%	)	12/20/2013	0.616%	8,000	(45)	0	(45)
Tyco International Finance S.A.	BOA	(1.120%	)	12/20/2019	0.686%	11,000	(409)	0	(409)
Viacom, Inc.	BOA	(1.930%	)	06/20/2016	0.924%	2,500	(153)	0	(153)
Viacom, Inc.	BOA	(1.110%	)	12/20/2017	0.967%	4,000	(42)	0	(42)
Weatherford International Ltd.	BOA	(0.560%	)	03/20/2016	1.210%	5,000	186	0	186

							$130	$49	$81

Credit Default Swaps on Corporate, Sovereign, and U.S. Municipal Issues - Sell Protection (2)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at September 30, 2009 (3)	Notional Amount (4)	Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Ford Motor Credit Co. LLC	BCLY	3.800%	09/20/2012	5.348%	$3,000	$(119)	$0	$(119)
Ford Motor Credit Co. LLC	JPM	3.850%	09/20/2012	5.348%	3,300	(126)	0	(126)
Ford Motor Credit Co. LLC	MSC	3.800%	09/20/2012	5.348%	4,500	(178)	0	(178)
General Electric Capital Corp.	BCLY	1.020%	09/20/2010	1.492%	2,500	(11)	0	(11)
General Electric Capital Corp.	BCLY	1.010%	03/20/2013	1.977%	22,200	(691)	0	(691)
General Electric Capital Corp.	BOA	0.850%	12/20/2009	1.471%	5,100	(6)	0	(6)
General Electric Capital Corp.	CITI	1.120%	12/20/2010	1.504%	2,000	(9)	0	(9)
General Electric Capital Corp.	GSC	0.830%	12/20/2009	1.471%	4,000	(5)	0	(5)
GMAC, Inc.	BOA	3.100%	06/20/2011	6.373%	3,500	(180)	0	(180)
GMAC, Inc.	JPM	5.400%	09/20/2012	6.550%	3,000	(84)	0	(84)
GMAC, Inc.	JPM	5.450%	09/20/2012	6.550%	3,000	(80)	0	(80)
GMAC, Inc.	MSC	7.500%	09/20/2012	6.550%	10,000	264	0	264
GMAC, Inc.	UBS	3.620%	06/20/2011	6.373%	1,000	(43)	0	(43)

						$(1,268)	$0	$(1,268)

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities compromising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities compromising the referenced index.

(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, U.S. municipal issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Credit Default Swaps on Credit Indices - Buy Protection (1)
Index/Tranches	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Notional Amount (4)	Market Value (5)	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
CDX.HY-12 5-Year Index	DUB	(5.000%	)	06/20/2014	$24,722	$1,479	$1,198	$281
CDX.HY-12 5-Year Index	MSC	(5.000%	)	06/20/2014	10,434	625	561	64
CDX.IG-9 5-Year Index	MLP	(0.600%	)	12/20/2012	84,326	2,086	5,103	(3,017)
CDX.IG-9 10-Year Index	BCLY	(0.800%	)	12/20/2017	193,346	7,660	1,816	5,844
CDX.IG-9 10-Year Index	MSC	(0.800%	)	12/20/2017	99,162	3,929	1,412	2,517
CDX.IG-12 5-Year Index	GSC	(1.000%	)	06/20/2014	177,000	712	4,570	(3,858)
CDX.IG-12 5-Year Index	MSC	(1.000%	)	06/20/2014	273,200	1,098	10,966	(9,868)

						$17,589	$25,626	$(8,037)

(1)	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities compromising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities compromising the referenced index.
(2)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

54	PIMCO Funds	Inflation-Protected Funds	See Accompanying Notes

(Unaudited) September 30, 2009

(3)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, U.S. municipal issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
(4)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(5)	The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Receive	1-Month EUR-CPTFEMU Index	2.275%	10/15/2016	UBS	EUR	26,000	$325	$0	$325
Pay	1-Month EUR-FRCPXTOB Index	2.103%	09/14/2010	BNP		30,000	1,699	0	1,699
Pay	1-Month EUR-FRCPXTOB Index	2.090%	10/15/2010	BNP		32,700	1,901	(77)	1,978
Pay	1-Month EUR-FRCPXTOB Index	2.103%	10/15/2010	BCLY		4,900	276	0	276
Pay	1-Month EUR-FRCPXTOB Index	2.146%	10/15/2010	UBS		23,700	1,497	54	1,443
Pay	1-Month EUR-FRCPXTOB Index	2.040%	02/21/2011	BNP		21,200	1,119	0	1,119
Receive	1-Month EUR-FRCPXTOB Index	2.028%	10/15/2011	JPM		25,900	1,340	0	1,340
Pay	1-Month EUR-FRCPXTOB Index	2.095%	10/15/2011	UBS		39,400	2,215	0	2,215
Pay	1-Month EUR-FRCPXTOB Index	1.970%	12/15/2011	JPM		12,300	472	0	472
Pay	1-Month EUR-FRCPXTOB Index	1.988%	12/15/2011	BNP		71,500	2,795	0	2,795
Pay	1-Month EUR-FRCPXTOB Index	2.350%	10/15/2016	UBS		26,000	(395)	0	(395)
Pay	1-Month EUR-FRCPXTOB Index	2.353%	10/15/2016	JPM		25,000	(422)	0	(422)
Pay	1-Year BRL-CDI	10.115%	01/02/2012	MSC	BRL	46,000	(1,169)	(336)	(833)
Pay	1-Year BRL-CDI	10.575%	01/02/2012	UBS		206,000	(3,223)	(49)	(3,174)
Pay	1-Year BRL-CDI	14.765%	01/02/2012	HSBC		13,900	590	91	499
Pay	1-Year BRL-CDI	14.765%	01/02/2012	JPM		20,000	851	70	781
Pay	1-Year BRL-CDI	14.765%	01/02/2012	MLP		79,700	3,388	462	2,926
Pay	6-Month GBP-LIBOR	6.000%	03/20/2010	DUB	GBP	700	29	12	17

							$13,288	$227	$13,061

Total Return Swaps on Commodities

Pay/ Receive Commodity Exchange	Reference Entity	(Pay)/Receive Fixed Price Per Unit	Maturity Date	Counterparty	# of Units	Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Receive	CBOT Corn December Futures	$0.000	11/26/2010	MSC	5,110	$(2,687)	$0	$(2,687)
Pay	CBOT Wheat December Futures	0.000	11/20/2009	BCLY	4,750	2,573	0	2,573
Pay	CBOT Wheat December Futures	0.000	11/20/2009	CITI	120	255	0	255
Pay	CBOT Wheat December Futures	0.000	11/20/2009	JPM	1,000	924	0	924
Receive	KCBT Wheat December Futures	0.000	11/20/2009	BCLY	4,750	(2,529)	0	(2,529)
Receive	KCBT Wheat December Futures	0.000	11/20/2009	CITI	120	(244)	0	(244)
Receive	KCBT Wheat December Futures	0.000	11/20/2009	JPM	1,000	(940)	0	(940)
Pay	CBOT Wheat December Futures	0.000	11/25/2009	MSC	8,065	11,488	0	11,488
Receive	KCBT Wheat December Futures	0.000	11/25/2009	MSC	8,065	(11,587)	0	(11,587)

						$(2,747)	$0	$(2,747)

Total Return Swaps on Indices
Pay/Receive Total Return on Reference Index	Index	# of Shares or Units	Floating Rate (6)	Notional Amount	Maturity Date	Counterparty	Unrealized Appreciation/ (Depreciation)
Receive	BCC2GO1P Index	10,439	3-Month U.S. Treasury Bill rate plus a specified spread	$6,660	10/28/2009	BCLY	$110
Receive	BCC2LP1P Index	22,137	3-Month U.S. Treasury Bill rate plus a specified spread	11,020	10/28/2009	BCLY	274
Receive	DJUBSTR Index	13,092,940	3-Month U.S. Treasury Bill rate plus a specified spread	1,503,000	10/28/2009	BCLY	47,606
Receive	GSCITR Index	27,892	3-Month U.S. Treasury Bill rate plus a specified spread	20,680	10/28/2009	BCLY	511
Receive	DJUBSTR Index	3,096,479	3-Month U.S. Treasury Bill rate plus a specified spread	1,009,370	10/28/2009	CITI	31,433
Receive	DJUBSTR Index	9,007,502	3-Month U.S. Treasury Bill rate plus a specified spread	1,268,990	10/28/2009	CSFB	38,963
Receive	DJUBSTR Index	5,851,555	3-Month U.S. Treasury Bill rate plus a specified spread	1,586,850	10/28/2009	GSC	50,568
Receive	DJUBSTR Index	5,370,145	3-Month U.S. Treasury Bill rate plus a specified spread	1,422,540	10/28/2009	JPM	44,540
Receive	DJUBSTR Index	3,123,807	3-Month U.S. Treasury Bill rate plus a specified spread	775,810	10/28/2009	MLP	24,347
Pay	DJUBHGTR Index	(33,211)	3-Month U.S. Treasury Bill rate plus a specified spread	(20,270)	10/28/2009	MSC	(684)
Receive	DJUBSAL Index	146,547	3-Month U.S. Treasury Bill rate plus a specified spread	6,660	10/28/2009	MSC	206
Receive	DJUBSLI Index	156,420	3-Month U.S. Treasury Bill rate plus a specified spread	5,170	10/28/2009	MSC	10
Receive	DJUBSNI Index	17,175	3-Month U.S. Treasury Bill rate plus a specified spread	3,280	10/28/2009	MSC	225
Receive	DJUBSPR Index	75,661	3-Month U.S. Treasury Bill rate plus a specified spread	11,250	10/28/2009	MSC	218
Receive	DJUBSTR Index	16,300,575	3-Month U.S. Treasury Bill rate plus a specified spread	4,270,620	10/28/2009	MSC	133,982
Receive	DJUBSZS Index	52,541	3-Month U.S. Treasury Bill rate plus a specified spread	3,830	10/28/2009	MSC	186

See Accompanying Notes	Semiannual Report	September 30, 2009	55

Consolidated Schedule of Investments  CommodityRealReturn Strategy Fund®  (Cont.)

Total Return Swaps on Indices (Cont.)
Pay/Receive Total Return on Reference Index	Index	# of Shares or Units	Floating Rate (6)	Notional Amount	Maturity Date	Counterparty	Unrealized Appreciation/ (Depreciation)
Pay	SPGCCNTR Index	(117,997)	3-Month U.S. Treasury Bill rate plus a specified spread	$(11,890)	10/28/2009	MSC	$(184)
Receive	SPGSBRP Index	45,478	3-Month U.S. Treasury Bill rate plus a specified spread	23,480	10/28/2009	MSC	1,243
Receive	DJUBSTR Index	1,135,154	3-Month U.S. Treasury Bill rate plus a specified spread	281,920	10/28/2009	RBS	8,847
Receive	DJUBSTR Index	845,044	3-Month U.S. Treasury Bill rate plus a specified spread	209,870	10/28/2009	UBS	6,586

							$388,987

(6)	Floating rate is based upon predetermined notional amounts, which may be a multiple of the number of shares or units disclosed.

Variance Swaps
Pay/Receive Variance (7)	Underlying Asset	Strike Price	Maturity Date	Counterparty	Notional Amount	Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation
Pay	London Gold Market Fixing Ltd. Index	$0.058	10/13/2009	MSC	$10,350	$273	$0	$273
Pay	NYMEX WTI Crude November Futures	0.230	10/15/2009	MLP	8,900	131	0	131

						$404	$0	$404

(7)	At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. As a receiver of the realized price variance, the Fund would receive the payoff amount when the realized price variance of the underlying asset is greater than the strike price and would owe the payoff amount when the variance is less than the strike price. As a payer of the realized price variance, the Fund would owe the payoff amount when the realized price variance of the underlying asset is greater than the strike price and would receive the payoff amount when the variance is less than the strike price.

(k)	Purchased options outstanding on September 30, 2009:

Options on Commodity Futures Contracts
Description	Exercise Price	Expiration Date	# of Contracts	Cost	Market Value
Call - OTC NYMEX WTI Crude December Futures	$102.000	12/31/2009	502	$4,428	$22
Call - OTC NYMEX WTI Crude December Futures	77.500	12/31/2010	600	5,040	4,269
Call - OTC NYMEX WTI Crude December Futures	86.500	12/31/2010	516	3,034	2,325
Put - OTC SPGCCLP December Futures	432.180	12/16/2009	21,785,000	1,013	677

				$13,515	$7,293

(l)	Written options outstanding on September 30, 2009:

Options on Commodity Futures Contracts
Description	Exercise Price	Expiration Date	# of Contracts	Premium	Market Value
Call - OTC NYMEX Gulf Coast 54-Grade Jet Fuel December Futures	$225.000	12/31/2010	600	$5,040	$4,000
Call - OTC NYMEX Gulf Coast 54-Grade Jet Fuel December Futures	250.000	12/31/2010	516	3,034	2,300
Call - OTC NYMEX Heating Oil December Futures	300.000	12/31/2009	502	4,427	10
Put - OTC NYMEX WTI Crude January Futures	60.000	12/16/2009	298	1,055	879

				$13,556	$7,189

Options on Exchange-Traded Futures Contracts
Description	Exercise Price	Expiration Date	# of Contracts	Premium	Market Value
Call - OTC DJUBS January Futures	$245.000	01/04/2011	37,500,000	$1,492	$69
Call - OTC DJUBS January Futures	250.000	01/11/2011	19,800,000	756	33
Call - OTC DJUBS October Futures	230.000	10/19/2010	68,000,000	0	116
Put - OTC DJUBS January Futures	160.000	01/04/2011	37,500,000	2,035	8,077
Put - OTC DJUBS January Futures	160.000	01/11/2011	19,800,000	1,071	4,251
Put - OTC DJUBS October Futures	150.000	10/19/2010	68,000,000	0	12,561

				$5,354	$25,107

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Premium	Market Value
Put - OTC 5-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Pay	3.420%	11/23/2009	$22,800	$524	$36
Put - OTC 5-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Pay	3.750%	11/23/2009	3,000	21	2
Put - OTC 5-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Pay	5.000%	06/15/2010	324,000	3,159	1,215
Put - OTC 5-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Pay	5.500%	08/31/2010	31,000	237	133
Put - OTC 5-Year Interest Rate Swap	BNP	3-Month USD-LIBOR	Pay	3.420%	11/23/2009	76,500	2,157	121

56	PIMCO Funds	Inflation-Protected Funds	See Accompanying Notes

(Unaudited) September 30, 2009

Interest Rate Swaptions (Cont.)
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Premium	Market Value
Put - OTC 5-Year Interest Rate Swap	BNP	3-Month USD-LIBOR	Pay	3.750%	11/23/2009	$37,000	$354	$20
Put - OTC 5-Year Interest Rate Swap	BNP	3-Month USD-LIBOR	Pay	5.000%	06/15/2010	148,000	1,358	555
Put - OTC 5-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	5.500%	08/31/2010	123,000	1,325	528
Put - OTC 7-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	6.000%	08/31/2010	1,400	11	7
Put - OTC 10-Year Interest Rate Swap	GSC	3-Month USD-LIBOR	Pay	4.350%	11/23/2009	57,700	421	107
Put - OTC 7-Year Interest Rate Swap	GSC	3-Month USD-LIBOR	Pay	5.365%	09/20/2010	64,000	2,058	535
Put - OTC 5-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Pay	3.750%	11/23/2009	137,000	1,205	75
Put - OTC 7-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Pay	6.000%	08/31/2010	13,000	108	60
Put - OTC 5-Year Interest Rate Swap	MLP	3-Month USD-LIBOR	Pay	3.750%	11/23/2009	3,000	25	2
Put - OTC 7-Year Interest Rate Swap	MLP	3-Month USD-LIBOR	Pay	4.000%	11/23/2009	268,000	3,157	362
Put - OTC 10-Year Interest Rate Swap	MLP	3-Month USD-LIBOR	Pay	4.350%	11/23/2009	246,000	1,903	456
Put - OTC 5-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Pay	5.500%	08/31/2010	16,000	152	69
Put - OTC 5-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	3.750%	11/23/2009	76,000	670	42
Put - OTC 5-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	5.500%	08/31/2010	32,000	245	137
Put - OTC 7-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	6.000%	08/31/2010	56,500	440	262
Put - OTC 10-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	6.000%	08/31/2010	20,000	198	134
Put - OTC 7-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	5.365%	09/20/2010	194,000	3,104	1,623

							$22,832	$6,481

Transactions in written call and put options for the period ended September 30, 2009:

	# of Contracts	Notional Amount	Premium
Balance at 03/31/2009	250,602,367	$485,700	$22,715
Sales	74,753,037	3,163,900	44,696
Closing Buys	(74,747,175)	(1,537,300)	(22,881)
Expirations	(4,260)	(162,400)	(1,736)
Exercised	(2,053)	0	(1,052)

Balance at 09/30/2009	250,601,916	$1,949,900	$41,742

(m)	Short sales outstanding on September 30, 2009:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Market Value
Fannie Mae	5.000%	10/01/2039	$55,000	$56,263	$56,813
Fannie Mae	5.500%	11/01/2039	859,900	892,671	896,580
Fannie Mae	6.000%	10/01/2039	10,900	11,454	11,498
Fannie Mae	6.000%	11/01/2039	115,900	121,641	121,894
Ginnie Mae	6.000%	10/01/2039	11,600	12,220	12,247

				$1,094,249	$1,099,032

(n)	Foreign currency contracts outstanding on September 30, 2009:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	AUD	3,213	10/2009	JPM	$31	$0	$31
Buy		3,213	10/2009	RBS	162	0	162
Buy	BRL	58,841	10/2009	HSBC	857	0	857
Sell		58,841	10/2009	JPM	0	(4,026)	(4,026)
Sell		58,841	02/2010	HSBC	0	(857)	(857)
Buy	CHF	11,295	10/2009	HSBC	0	(52)	(52)
Sell		11,295	10/2009	RBC	0	(443)	(443)
Sell		11,295	12/2009	HSBC	52	0	52
Buy	CNY	48,467	03/2010	BCLY	0	(64)	(64)
Buy		26,482	03/2010	BOA	0	(29)	(29)
Buy		21,543	03/2010	CITI	0	(36)	(36)
Buy		97,463	03/2010	DUB	0	(176)	(176)
Buy		20,729	03/2010	HSBC	0	(31)	(31)
Buy		194	03/2010	JPM	0	0	0
Buy		45,778	06/2010	BCLY	0	(37)	(37)
Buy		19,172	06/2010	CITI	0	(11)	(11)
Buy		8,240	06/2010	DUB	0	(8)	(8)
Buy		59,580	06/2010	HSBC	0	(49)	(49)
Sell	EUR	19,870	10/2009	BCLY	0	(611)	(611)
Sell		23,665	10/2009	BNP	0	(742)	(742)

See Accompanying Notes	Semiannual Report	September 30, 2009	57

Consolidated Schedule of Investments  CommodityRealReturn Strategy Fund®  (Cont.)

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	EUR	693	10/2009	HSBC	$4	$0	$4
Sell		15	10/2009	MSC	0	0	0
Sell		116	10/2009	RBC	0	(2)	(2)
Buy		1,068	10/2009	RBS	0	(3)	(3)
Sell		106	10/2009	RBS	0	(3)	(3)
Sell	GBP	7,370	10/2009	BNP	530	0	530
Sell		1,234	10/2009	RBC	28	0	28
Sell	JPY	6,231	10/2009	BNP	0	(2)	(2)
Sell		662,879	10/2009	CITI	15	0	15
Buy		662,879	10/2009	HSBC	37	0	37
Sell		662,879	10/2009	HSBC	0	(37)	(37)
Sell		24,115,587	10/2009	JPM	0	(7,955)	(7,955)
Sell		18,589	10/2009	RBC	0	(5)	(5)
Buy	KRW	11,904,503	11/2009	BCLY	128	0	128
Buy		13,527,687	11/2009	CITI	97	0	97
Buy		3,738,910	02/2010	CITI	67	0	67
Buy		10,664,379	02/2010	DUB	111	0	111
Buy		39,571,525	02/2010	JPM	592	0	592
Buy	MXN	85,853	11/2009	CITI	17	(39)	(22)
Sell		2,579	11/2009	CITI	0	(17)	(17)
Buy		999	11/2009	DUB	1	0	1
Sell		1,997	11/2009	DUB	0	(2)	(2)
Buy		351,348	11/2009	HSBC	105	(73)	32
Buy		284,741	11/2009	JPM	27	0	27
Buy		200,933	11/2009	MSC	0	(227)	(227)
Buy	MYR	666	11/2009	BCLY	7	0	7
Buy		346	11/2009	DUB	2	0	2
Buy		907	11/2009	JPM	9	0	9
Buy		61	02/2010	CITI	0	0	0
Sell	PHP	8,748	11/2009	DUB	0	(5)	(5)
Buy	SGD	46	11/2009	BCLY	1	0	1
Buy		0	11/2009	BOA	0	0	0
Buy		157	11/2009	DUB	4	0	4
Buy		69	11/2009	RBS	2	0	2

					$2,886	$(15,542)	$(12,656)

(o)	Fair Value Measurements +

The following is a summary of the fair valuations according to the inputs used as of September 30, 2009 in valuing the Fund's assets and liabilities:

Category ++	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 09/30/2009
Corporate Bonds & Notes	$0	$1,401,898	$26,271	$1,428,169
U.S. Government Agencies	0	1,233,814	0	1,233,814
U.S. Treasury Obligations	0	11,818,425	0	11,818,425
Short-Term Instruments	864,222	671,799	0	1,536,021
Other Investments +++	7,323	1,053,916	11,170	1,072,409

Investments, at value	$871,545	$16,179,852	$37,441	$17,088,838

Short Sales, at value	$0	$(1,099,032)	$0	$(1,099,032)

Financial Derivative Instruments ++++	$18,865	$371,344	$(32,296)	$357,913

Total	$890,410	$15,452,164	$5,145	$16,347,719

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ending September 30, 2009:

Category ++	Beginning Balance at 03/31/2009	Net Purchases/ (Sales)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)	Net Transfers In/ (Out) of Level 3	Ending Balance at 09/30/2009	Net Change in Unrealized Appreciation/ (Depreciation) on investments held at 09/30/2009
Corporate Bonds & Notes	$0	$0	$50	$0	$1,395	$24,826	$26,271	$1,395
Other Investments +++	1,951	8,742	8	1	(1,689)	2,157	11,170	(1,829)

Investments, at value	$1,951	$8,742	$58	$1	$(294)	$26,983	$37,441	$(434)

Financial Derivative Instruments ++++	$(72,024)	$(9,129)	$0	$0	$61,702	$(12,845)	$(32,296)	$12,531

Total	$(70,073)	$(387)	$58	$1	$61,408	$14,138	$5,145	$12,097

+	See note 2 in the Notes to Financial Statements for additional information.
++	Refer to the Schedule of Investments for additional information.
+++	Sum of all other categories each of which individually has an aggregate market value of less than 5% of net assets.
++++	Financial derivative instruments may include open futures contracts, swap contracts, written options, and foreign currency contracts.

58	PIMCO Funds	Inflation-Protected Funds	See Accompanying Notes

(Unaudited) September 30, 2009

(p)	Fair Value of Derivative Instruments ^

The following is a summary of the fair valuations of the Fund's derivative instruments categorized by risk exposure:

Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of September 30, 2009:

	Derivatives not accounted for as hedging instruments
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Other Contracts	Total
Assets:
Investments, at value (purchased options)	$0	$0	$0	$0	$7,293	$7,293
Variation margin receivable ^^	18,637	0	0	0	721	19,358
Unrealized appreciation on foreign currency contracts	0	2,886	0	0	0	2,886
Unrealized appreciation on swap agreements	17,885	0	11,957	0	405,498	435,340

	$36,522	$2,886	$11,957	$0	$413,512	$464,877

Liabilities:
Written options outstanding	$6,481	$0	$0	$0	$32,296	$38,777
Variation margin payable ^^	0	0	0	0	493	493
Unrealized depreciation on foreign currency contracts	0	15,542	0	0	0	15,542
Unrealized depreciation on swap agreements	4,824	0	21,180	0	18,855	44,859

	$11,305	$15,542	$21,180	$0	$51,644	$99,671

The Effect of Derivative Instruments on the Statement of Operations for the Six Months Ended September 30, 2009:

	Derivatives not accounted for as hedging instruments
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result from Operations:
Net realized gain (loss) on investments (purchased options)	$2,764	$0	$0	$0	$(4,190)	$(1,426)
Net realized gain (loss) on futures contracts, written options and swaps	42,180	0	(16,786)	0	885,987	911,381
Net realized (loss) on foreign currency transactions	0	(56,432)	0	0	0	(56,432)

	$44,944	$(56,432)	$(16,786)	$0	$881,797	$853,523

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result from Operations:
Net change in unrealized (depreciation) on investments (purchased options)	$(3,194)	$0	$0	$0	$(2,049)	$(5,243)
Net change in unrealized appreciation (depreciation) on futures contracts, written options and swaps	41,735	0	(32,334)	0	530,035	539,436
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	0	13,076	0	0	0	13,076

	$38,541	$13,076	$(32,334)	$0	$527,986	$547,269

^	See note 2 in the Notes to Financial Statements for additional information.
^^	The Fair Values of Derivative Instruments may include cumulative appreciation/depreciation of futures contracts as reported in the Notes to Schedule of Investments. Only current day's variation margin is reported within the Statement of Assets and Liabilities.

See Accompanying Notes	Semiannual Report	September 30, 2009	59

Notes to Financial Statements

1.  ORGANIZATION

PIMCO Funds (the “Trust”) was established as a Massachusetts business trust on February 19, 1987. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the Institutional Class, Class P, Administrative Class and Class D shares (the “Institutional Classes”) of four funds (the “Funds”) offered by the Trust. Certain detailed financial information for the A, B, C and R Classes (the “Other Classes”) is provided separately and is available upon request.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Determination of Net Asset Value  The Net Asset Value (“NAV”) of a Fund’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open. Information that becomes known to a Fund or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

(b) Investment Valuation  For purposes of calculating the NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services.

Domestic and foreign fixed income securities and non-exchange traded derivatives are normally valued on the basis of quotes obtained from brokers and dealers or pricing services. Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair value. Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange. With respect to any portion of a Fund’s assets that are invested in one or more open-end management investment companies, a Fund’s NAV will be calculated based upon the NAVs of such investments. A Fund will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the NAV may change on days when an investor is not able to purchase, redeem or exchange shares.

Securities and other assets for which market quotes are not readily available are valued at fair value as determined in good faith by the Board of Trustees or persons acting at their direction. The Board of Trustees has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the investment adviser, Pacific Investment Management Company LLC (“PIMCO”) the responsibility for applying the valuation methods. For instance, certain securities or investments for which daily market quotes are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to other securities or indices. In the event that market quotes are not readily available, and the security or asset cannot be valued pursuant to one of the valuation methods, the value of the security or asset will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of a Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. The Board of Trustees has delegated to PIMCO the responsibility for monitoring significant events that may materially affect the values of a Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events.

When a Fund uses fair value pricing to determine its NAV, securities will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board of Trustees or persons acting at their direction believe accurately reflects fair value. Fair value pricing may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of a Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board of Trustees or persons acting at their direction would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold.

U.S. GAAP defines fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes and requires disclosure of a fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Levels 1, 2, and 3). Categorization of fair value measurements is determined by the nature of the inputs as follows: inputs using quoted prices in active markets for identical assets or liabilities (“Level 1”), significant other observable inputs (“Level 2”), and significant unobservable inputs (“Level 3”). Valuation levels are not necessarily an indication of the risk associated with investing in those securities. For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in/out of the Level 3 category during the period. In accordance with the requirements of U.S. GAAP, a fair value hierarchy and Level 3 reconciliation have been included in the Notes to the Schedule of Investments for each respective Fund.

(c) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities

60	PIMCO Funds	Inflation-Protected Funds

(Unaudited) September 30, 2009

purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statements of Operations.

(d) Cash and Foreign Currency  The functional and reporting currency for the Funds is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. Dollars based on the current exchange rates each business day. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not segregated on the Statements of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

(e) Multiclass Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). For daily dividend Funds, income and non-class specific expenses are allocated daily to each class on the basis of the relative value of settled shares. For non-daily dividend Funds, income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the respective Fund. Class specific expenses, where applicable, currently include supervisory and administrative, distribution and servicing fees.

(f) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, of the CommodityRealReturn Strategy Fund® and the RealEstateRealReturn Strategy Fund are declared and distributed to shareholders quarterly. Dividends from net investment income, if any, of the Real Return Asset Fund and the Real Return Fund are declared daily and distributed to shareholders monthly. Net realized capital gains earned by each Fund, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may change the fiscal year when income and capital items are recognized for tax and U.S. GAAP purposes. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of mortgage paydowns, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income and realized capital gain reported on each Fund’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(g) Statement of Cash Flows  U.S. GAAP requires entities providing financial statements that report both a financial position and results of operations to also provide a statement of cash flows for each period for which results of operations are provided, but exempts investment companies meeting certain conditions. One of the conditions is that the enterprise had little or no debt, based on the average debt outstanding during the period, in relation to average total assets. Funds with certain degrees of borrowing activity, typically through the use of reverse repurchase agreements, have been determined to be at a level requiring a Statement of Cash Flows. Statements of Cash Flows have been prepared using the indirect method which requires net investment income to be adjusted to reconcile to net cash flow from operating activities.

3.  SECURITIES AND OTHER INVESTMENTS

(a) Commodities Index-Linked/Structured Notes  Certain Funds may invest in structured notes whose value is based on the price movements of a commodity index. The structured notes are often leveraged, increasing the volatility of each note’s value relative to the change in the underlying linked financial index. The value of these notes will rise and fall in response to changes in the underlying commodity index. Structured notes may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the underlying commodity index. Structured notes may also be more volatile, less liquid, and more difficult to accurately price than less complex securities or more traditional debt securities. Fluctuations in value of the structured notes are recorded as unrealized gains and losses on the accompanying financial statements. Net payments are recorded as net realized gains and losses. These notes are subject to prepayment, credit and interest risks. The Funds have the option to request prepayment from the issuer. At maturity, or when a note is sold, the Fund records a realized gain or loss.

(b) Delayed-Delivery Transactions  Certain Funds may purchase or sell securities on a delayed-delivery basis. These transactions involve a commitment by a Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, a Fund will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed-delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. A Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery securities before they are delivered, which may result in a capital gain or loss. When a Fund has sold a security on a delayed-delivery basis, the Fund does not participate in future gains and losses with respect to the security.

(c) Inflation-Indexed Bonds  Certain Funds may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statements of Operations, even though investors do not receive their principal until maturity.

(d) Loan Participations and Assignments  Certain Funds may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. A Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion

Semiannual Report	September 30, 2009	61

Notes to Financial Statements   (Cont.)

of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. A Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. A Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, a Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When a Fund purchases assignments from lenders it acquires direct rights against the borrower of the loan. Certain Funds may also enter into unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities, which may obligate Funds to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the notional loan amounts will never be utilized by the borrower. When investing in a loan participation, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of payments by the lender from the borrower. A Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a floating rate loan. In certain circumstances, a Fund may receive a prepayment penalty fee upon the prepayment of a floating rate loan by a borrower. Fees earned/paid are recorded as a component of interest income or interest expense on the Statements of Operations.

(e) Mortgage-Related and Other Asset-Backed Securities  Certain Funds may invest in mortgage-related and other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities, stripped mortgage-backed securities, asset-backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage-related and other asset-backed securities are interests in pools of loans or other receivables. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment which consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. The rate of pre-payments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the United States Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

Collateralized Mortgage Obligations (“CMOs”) are debt obligations of a legal entity that is collateralized by mortgages and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including pre-payments. Commercial Mortgage-Backed Securities (“CMBS”) include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in CMBS reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. CMOs and CMBS may be less liquid and may exhibit greater price volatility than other types of mortgage- or asset-backed securities.

Stripped Mortgage-Backed Securities (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statements of Operations. Because little to no principal will be received at the maturity of an IO, adjustments are made to the book value of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statements of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Collateralized Debt Obligations (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) a Fund may invest in CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

(f) Repurchase Agreements  Each Fund may engage in repurchase transactions. Under the terms of a typical repurchase agreement, a Fund takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and a Fund to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Fund’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset in the Statements of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statements of Operations. In periods of increased demand for collateral, a Fund may pay a fee for receipt of collateral, which may result in interest expense to the Fund. Generally, in the event of counterparty default, a Fund has the right to use the collateral to offset losses incurred. If the counterparty should default, a Fund will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

(g) Reverse Repurchase Agreements  Certain Funds may enter into reverse repurchase agreements. In a reverse repurchase agreement, a Fund sells to a financial institution a security that it holds with an agreement to repurchase the same security at an agreed-upon price and date. Securities sold under reverse repurchase agreements are reflected as a liability on the Statements of Assets and Liabilities. Interest payments made are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. A reverse repurchase agreement involves the risk that the market value of the security sold by a Fund may decline

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below the repurchase price of the security. A Fund will segregate assets determined to be liquid by the investment adviser or otherwise cover its obligations under reverse repurchase agreements.

(h) Short Sales  Certain Funds may enter into short sales transactions. A short sale is a transaction in which a Fund sells securities it does not own in anticipation of a decline in the market price of the securities. Securities sold in short sale transactions and the interest payable on such securities, if any, are reflected as a liability on the Statements of Assets and Liabilities. A Fund is obligated to deliver securities at the market price at the time the short position is closed. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

(i) U.S. Government Agencies or Government-Sponsored Enterprises   Certain Funds may invest in U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. The U.S. Government does not guarantee the net asset value of the Funds’ shares. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the United States government; others, such as those of the Federal Home Loan Bank, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the United States Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation the common stock of which is owned entirely by private stockholders. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the United States Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States Government.

On September 6, 2008, the Federal Housing Finance Agency (“FHFA”) placed FNMA and FHMLC into conservatorship. As the conservator, FHFA succeeded to all rights, titles, powers and privileges of FNMA and FHLMC and of any stockholder, officer or director of FNMA and FHLMC with respect to FNMA and FHLMC and the assets of FNMA and FHLMC. FHFA selected a new chief executive officer and chairman of the board of directors for each of FNMA and FHLMC. On September 7, 2008, the U.S. Treasury announced three additional steps taken by it in connection with the conservatorship. First, the U.S. Treasury entered into a Senior Preferred Stock Purchase Agreement with each of FNMA and FHLMC pursuant to which the U.S. Treasury will purchase up to an aggregate of $100 billion of each of FNMA and FHLMC to maintain a positive net worth in each enterprise. This agreement contains various covenants that severely limit each enterprise’s operations. In exchange for entering into these agreements, the U.S. Treasury received $1 billion of each enterprise’s senior preferred stock and warrants to purchase 79.9% of each enterprise’s common stock. Second, the U.S. Treasury announced the creation of a new secured lending facility which is available to each of FNMA and FHLMC as a liquidity backstop. Third, the U.S. Treasury announced the creation of a temporary program to purchase mortgage-backed securities issued by each of FNMA and FHLMC. Both the liquidity backstop and the mortgage-backed securities purchase program are scheduled to expire in December 2009. FNMA and FHLMC are continuing to operate as going concerns while in conservatorship and each remain liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities. The liquidity backstop and the Senior Preferred Stock Purchase Agreement are both intended to enhance each of FNMA’s and FHLMC’s ability to meet its obligations.

4.  FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Funds use derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect the Funds’ financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Statements of Operations, each categorized by type of derivative contract, are included in a table in the Notes to Schedules of Investments. The derivative instruments outstanding as of period end as disclosed in the Notes to Schedules of Investments and the amounts of realized and changes in unrealized gains and losses on derivative instruments during the period as disclosed in the Statements of Operations serve as indicators of the volume of derivative activity for the Funds.

(a) Foreign Currency Contracts  Certain Funds may enter into foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of a Fund’s securities or as a part of an investment strategy. A foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a foreign currency contract fluctuates with changes in foreign currency exchange rates. Foreign currency contracts are marked to market daily and the change in value is recorded by a Fund as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statements of Assets and Liabilities. In addition, a Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective contracts.

(b) Futures Contracts  Certain Funds may enter into futures contracts. A Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by a Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, a Fund is required to deposit with its futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statements of Assets and Liabilities.

(c) Options Contracts  Certain Funds may write call and put options on futures, swaps (“swaptions”), securities, commodities or currencies it owns or in which it may invest. Writing put options tends to increase a Fund’s exposure to the

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underlying instrument. Writing call options tends to decrease a Fund’s exposure to the underlying instrument. When a Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statements of Assets and Liabilities. Certain options may be written with premiums to be determined on a future date. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. A Fund as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market.

Certain Funds may also purchase put and call options. Purchasing call options tends to increase a Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease a Fund’s exposure to the underlying instrument. A Fund pays a premium which is included on the Fund’s Statements of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss.

(d) Swap Agreements   Certain Funds may invest in swap agreements. Swap agreements are privately negotiated agreements between a Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. A Fund may enter into credit default, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate and commodity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon values from third party vendors or quotations from market makers to the extent available and the change in value, if any, is recorded as an unrealized gain or loss on the Statements of Assets and Liabilities. In the event that market quotations are not readily available or deemed unreliable, certain swap agreements may be valued pursuant to guidelines established by the Board of Trustees. In the event that market quotes are not readily available and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO.

Payments received or made at the beginning of the measurement period are reflected as such on the Statements of Assets and Liabilities and represent payments made or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as realized gains or losses on the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statements of Operations. Net periodic payments received or paid by a Fund are included as part of realized gains or losses on the Statements of Operations.

Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

A Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between a Fund and the counterparty and by the posting of collateral to a Fund to cover a Fund’s exposure to the counterparty.

Credit Default Swap Agreements  Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on credit default swap agreements, a Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

If a Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate issues, sovereign issues of an emerging country or U.S. municipal issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). A Fund may use credit default swaps on corporate issues, sovereign issues of an emerging country or U.S. municipal issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on asset-backed securities involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. Unlike credit

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default swaps on corporate issues, sovereign issues of an emerging country or U.S. municipal issues, deliverable obligations in most instances would be limited to the specific referenced obligation as performance for asset-backed securities can vary across deals. Prepayments, principal paydowns, and other writedown or loss events on the underlying mortgage loans will reduce the outstanding principal balance of the referenced obligation. These reductions may be temporary or permanent as defined under the terms of the swap agreement and the notional amount for the swap agreement will be adjusted by corresponding amounts. A Fund may use credit default swaps on asset-backed securities to provide a measure of protection against defaults of the referenced obligation or to take an active long or short position with respect to the likelihood of a particular referenced obligation’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. A Fund may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit-default swaps on indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, sovereign issues of an emerging country or U.S. municipal issues as of period end are disclosed in the footnotes to the Schedules of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of each individual credit default swap agreements outstanding as of September 30, 2009 for which a Fund is the seller of protection are disclosed in the notes to the Schedules of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Fund for the same referenced entity or entities.

Interest Rate Swap Agreements  Certain Funds are subject to interest risk exposure in the normal course of pursuing its investment objectives. Because a

Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, a Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by a Fund with another party of their respective commitments to pay or receive interest with respect to the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the counterparty may terminate the swap transaction in whole at zero cost by a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swap, under which two parties can exchange variable interest rates based on different money markets.

Total Return Swap Agreements  Certain Funds may enter into total return swap agreements to gain or mitigate exposure of the underlying reference securities. Total return swap agreements on commodities involve commitments where cash flows are exchanged based on the price of a commodity and based on a fixed or variable rate. One party would receive payments based on the market value of the commodity involved and pay a fixed amount. Total return swap agreements on indices involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific reference asset, which may be an equity, index, or bond, and in return receives a regular stream of payments. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, a Fund will receive a payment from or make a payment to the counterparty.

Variance Swap Agreements  Certain Funds may invest in variance swap agreements to gain or mitigate exposure of the underlying reference securities. Variance swap agreements involve two parties agreeing to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price is generally chosen such that the fair value of the swap is zero. At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. As a receiver of the realized price variance, a Fund would receive the payoff amount when the realized price variance of the underlying asset is greater than the strike price and would owe the payoff amount when the variance is less than the strike. As a payer of the realized price variance a Fund would owe the payoff amount when the realized price variance of the underlying asset is greater than the strike price and would receive the payoff amount when the variance is less than the strike. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

5.  PRINCIPAL RISKS

In the normal course of business the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk), or failure or inability of the other party to a transaction to perform (credit and counterparty risk).

Market Risks  A Fund’s investments in derivatives and other financial instruments expose the Fund to various risks such as, but not limited to, interest rate, foreign currency, equity and commodity risks.

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Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by a Fund is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income’s market price to interest rate (i.e. yield) movements.

If a Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, a Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund.

The market values of equities, such as common stocks and preferred stocks or equity related investments such as futures, options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

A Fund’s investments in commodity-linked derivative instruments may subject the Fund to greater market price volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Credit and Counterparty Risks  A Fund will be exposed to credit risk on parties with whom it trades and will also bear the risk of settlement default. A Fund minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. A Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, a Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default. Financial assets, which potentially expose a Fund to counterparty risk, consist principally of cash due from counterparties and investments. PIMCO, as the investment adviser, minimizes counterparty risks to the Funds by performing extensive reviews of each counterparty and obtaining approval from the Counterparty Risk Committee prior to entering into transactions with a third party. All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once a Fund has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

A Fund is subject to various Master Agreements, which govern the terms of certain transactions with select counterparties. These Master Agreements reduce the counterparty risk associated with relevant transactions by allowing a Fund to net contracts in the event of default. All amounts with the counterparty are terminated and settled on a net basis. A Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements (“Master Repo Agreements”) govern transactions between a Fund and select counterparties. The Master Repo Agreements maintain provisions for, initiation, income payments, events of default, and maintenance of collateral for Repurchase Agreements.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain purchases and sales made on a delayed-delivery basis by and between a Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) govern transactions, over-the-counter derivative and foreign exchange contracts, entered into by a Fund and those counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to early terminate could be material to the financial statements.

On September 15, 2008, Lehman Brothers Holdings Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code. On September 19, 2008, a proceeding under the Securities Investor Protection Act (SIPA) was commenced with respect to Lehman Brothers Inc., a broker-dealer. A trustee appointed under SIPA is administering the bankruptcy estate of Lehman Brothers Inc. Lehman Brothers International (Europe) was placed in administration under the UK Insolvency Act on September 15, 2008. Lehman Brothers Special Financing Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code on October 3, 2008. In connection with these filings, the Lehman Brothers group of companies (collectively “Lehman Brothers”) will be reorganized and/or liquidated in an orderly fashion, subject to court approval. Each Lehman Brothers entity is a separate legal entity that is subject to its own bankruptcy proceeding.

Certain Funds had select holdings, credit default swap agreements, and securities and derivatives transactions outstanding with Lehman Brothers entities as issuer, referenced entity, counterparty or guarantor at the time the relevant Lehman Brothers entity filed for protection or was placed in administration. The security holdings, credit default swap agreements, and securities and derivatives transactions associated with Lehman Brothers have been written down to their estimated recoverable values. Anticipated losses for securities and derivatives transactions associated with Lehman Brothers have been incorporated as components of receivable for investments sold or payable for investments purchased on the Statements of Assets and Liabilities and net realized gain (loss) on investments on the Statements of Operations. Financial assets and liabilities may be offset and the net amount may be reported on the Statements of Assets and Liabilities where there is a legally enforceable right to set off the recognized

66	PIMCO Funds	Inflation-Protected Funds

(Unaudited) September 30, 2009

amounts and the U.S. GAAP provision have been met. A facilitated auction occurred on October 10, 2008 comprising multiple pre-approved brokerage agencies to determine the estimated recovery rate for holdings and credit default swap agreements with Lehman Brothers Holdings Inc. as referenced entity. These recovery rates have been utilized in determining estimated recovery values.

PIMCO delivered notices of default to the relevant Lehman Brothers entities in accordance with the terms of the applicable agreements. For transactions with Lehman Brothers counterparties, PIMCO terminated the trades, obtained quotations from brokers for replacement trades and, where deemed appropriate, re-opened positions with new counterparties.

Where relevant the Funds have filed claims with Lehman Brothers Inc. and intend to do so with other Lehman Brothers entities, in accordance with the applicable bankruptcy proceedings. In addition, Funds that owed money to Lehman Brothers Special Financing Inc. have entered into a settlement agreement with Lehman Brothers Special Financing Inc. and have paid such amounts.

6.  BASIS FOR CONSOLIDATION FOR THE PIMCO COMMODITYREALRETURN STRATEGY FUND®

The PIMCO Cayman Commodity Fund I Ltd. (the “Subsidiary”), a Cayman Islands exempted company, was incorporated on July 21, 2006 as a wholly owned subsidiary acting as an investment vehicle for the CommodityRealReturn Strategy Fund® (the “CRRS Fund”) in order to effect certain investments for the CRRS Fund consistent with the CRRS Fund’s investment objectives and policies specified in its prospectus and statement of additional information. A subscription agreement was entered into between the CRRS Fund and the Subsidiary on August 1, 2006,

comprising the entire issued share capital of the Subsidiary with the intent that the CRRS Fund will remain the sole shareholder and retain all rights. Under the Articles of Association of the Subsidiary, shares issued by the Subsidiary confer upon a shareholder the right to receive notice of, to attend and to vote at general meetings of the Subsidiary and shall confer upon the shareholder rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the Subsidiary. As of September 30, 2009, net assets of the CRRS Fund were approximately $13 billion, of which approximately $1.89 billion, or approximately 14.5%, represented the CRRS Fund’s ownership of all issued shares and voting rights of the Subsidiary.

7.  FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Global Investors of America L.P. (“AGI”), and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from each Fund, at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”), and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory and Supervisory and Administrative Fees for all classes are charged at an annual rate as noted in the following table:

	Investment Advisory Fee	Supervisory and Administrative Fee

Fund Name	All Classes	Institutional Class	Administrative Class	A, B and C Classes	Class D	Class P	Class R
Real Return Asset Fund	0.30%	0.25%	N/A	N/A	N/A	N/A	N/A
Real Return Fund	0.25%	0.20%	0.20%	0.40%	0.35%	0.30%	0.40%
RealEstateRealReturn Strategy Fund	0.49%	0.25%	N/A	0.45%	0.40%	0.35%	N/A
CommodityRealReturn Strategy Fund®	0.49%	0.25%	0.25%	0.50%	0.50%	0.35%	N/A

(c) Distribution and Servicing Fees  Allianz Global Investors Distributors LLC (“AGID”) is an indirect wholly-owned subsidiary of AGI and serves as the distributor (the “Distributor”) of the Trust’s shares. The Trust is permitted to reimburse AGID on a quarterly basis, out of the Administrative Class assets of each Fund offering Administrative Class Shares in an amount up to 0.25% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Fund shares as their funding medium. Unreimbursed costs may be carried forward for reimbursement for up to twelve months beyond the date in which it is incurred, subject always to the limit that not more than 0.25% of the average daily net assets attributable to an Administrative Class may be expensed. The effective rate paid to AGID was 0.25% during the current fiscal year with no unreimbursed costs to be carried forward as of September 30, 2009.

Pursuant to the Distribution and Servicing Plans adopted by the A, B, C, D and R Classes of the Trust, the Trust compensates AGID or an affiliate for services provided and expenses incurred in connection with assistance rendered in the sale of shares and services rendered to shareholders and for maintenance of shareholder accounts of the A, B, C, D and R Classes. The Trust paid AGID distribution and servicing fees at effective rates as set forth in the following table (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Allowable Rate
	Distribution Fee	Servicing Fee
Class A
All Funds	—	0.25%
Class B
All Funds	0.75%	0.25%
Class C
Real Return Fund	0.50%	0.25%
All other Funds	0.75%	0.25%
Class D
All Funds	—	0.25%
Class R
All Funds	0.25%	0.25%

Semiannual Report	September 30, 2009	67

Notes to Financial Statements   (Cont.)

AGID also receives the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares, except for the Money Market Fund, and the contingent deferred sales charges paid by the shareholders upon certain redemptions of A, B and C Class shares. For the period ended September 30, 2009, AGID received $10,171,822 from the Trust representing commissions (sales charges) and contingent deferred sales charges.

(d) Redemption Fees  Prior to May 1, 2009, shareholders of certain Funds were subject to a Redemption Fee on redemptions and exchanges of 2.00% of the NAV of the Fund shares redeemed or exchanged. Effective May 1, 2009, the Funds no longer impose Redemption Fees. Actual redemption fees charged are reported on the Statements of Changes in Net Assets.

(e) Fund Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Each unaffiliated Trustee receives an annual retainer of $100,000, plus $9,500 for each Board of Trustees meeting attended in person, $750 ($1,000 in the case of the audit committee chair) for each committee meeting attended and $1,500 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $15,000 and each other committee chair receives an additional annual retainer of $1,500.

The PIMCO Funds Private Account Portfolio Shares: Short-Term Floating NAV Portfolio (“PAPS Short-Term Floating NAV Portfolio”) does not bear Trustee Fees.

The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(f) Acquired Fund Fees and Expenses  The Subsidiary has entered into a separate contract with PIMCO for the management of the Subsidiary’s portfolio pursuant to which the Subsidiary pays PIMCO a management fee and administrative services fee at the annual rates of 0.49% and 0.20%, respectively, of its net assets. PIMCO has contractually agreed to waive the Investment Advisory Fee and the Supervisory and Administration Fee it receives from the CRRS Fund in an amount equal to the management fee and administrative services fee, respectively, paid to PIMCO by the Subsidiary. This waiver may not be terminated by PIMCO and will remain in effect for as long as PIMCO’s contract with the Subsidiary is in place. The waiver is reflected in the Statement of Operations as a component of Reimbursement by Manager. For the period ended September 30, 2009, the amount was $5,920,513.

8.  RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 7 and the accrued related party fees amounts are disclosed in the Statements of Assets and Liabilities.

Certain Funds are permitted to purchase or sell securities from or to certain related affiliated funds or portfolios under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by a Fund from or to another fund or portfolio that are, or could be, considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the period ended September 30, 2009, the Funds below engaged in purchases and sales of securities pursuant to the Rule 17a-7 of the Act (amounts in thousands):

Fund Name	Purchases	Sales
Real Return Asset Fund	$4,557	$22,637
Real Return Fund	34,078	17,958
RealEstateRealReturn Strategy Fund	0	4,615
CommodityRealReturn Strategy Fund®	31,621	10,093

Each Fund may invest in the PAPS Short-Term Floating NAV Portfolio to the extent permitted by the Act and rules thereunder. The PAPS Short-Term Floating NAV Portfolio is a registered investment company created for use solely by the series of the Trust and series of the PIMCO Variable Insurance Trust, another series of registered investment companies advised by PIMCO, in connection with their cash management activities. The PAPS Short-Term Floating NAV Portfolio may incur expenses related to its investment activities, but does not pay Investment Advisory or Supervisory and Administrative Fees to PIMCO. The PAPS Short-Term Floating NAV Portfolio is considered to be affiliated with the Funds. The table below shows each Fund’s transactions in and earnings from investments in the PAPS Short-Term Floating NAV Portfolio for the period ended September 30, 2009 (amounts in thousands):

Fund Name	Market Value 03/31/2009	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 09/30/2009	Dividend Income	Net Capital and Realized Gain
Real Return Asset Fund	$77,031	$1,325,408	$1,348,300	$(3)	$54,199	$108	$64
Real Return Fund	267,844	3,685,974	3,887,800	0	66,151	274	153
RealEstateRealReturn Strategy Fund	14,011	412,034	423,200	0	2,857	34	13
CommodityRealReturn Strategy Fund®	2,840	5,686,627	4,825,600	0	864,222	827	355

68	PIMCO Funds	Inflation-Protected Funds

(Unaudited) September 30, 2009

9.  GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.

10.  PURCHASES AND SALES OF SECURITIES

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended September 30, 2009, were as follows (amounts in thousands):

	U.S. Government/Agency		All Other
Fund Name	Purchases	Sales	Purchases	Sales
Real Return Asset Fund	$12,186,509	$11,941,787	$1,800,139	$2,389,164
Real Return Fund	44,660,515	47,469,584	5,670,539	6,637,233
RealEstateRealReturn Strategy Fund	1,259,596	1,531,695	438,064	528,868
CommodityRealReturn Strategy Fund®	35,161,156	32,214,953	8,766,342	8,740,874

11.  SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Real Return Asset Fund				Real Return Fund
	Six Months Ended 09/30/2009		Year Ended 03/31/2009		Six Months Ended 09/30/2009		Year Ended 03/31/2009
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	107,681	$1,114,711	261,695	$2,922,113	201,638	$2,076,900	243,142	$2,584,278
Class P	0	0	0	0	51,679	527,363	209	2,001
Administrative Class	0	0	0	0	21,837	225,140	62,775	670,678
Class D	0	0	0	0	27,155	279,755	52,954	560,311
Other Classes	0	0	0	0	138,504	1,425,201	246,820	2,590,175
Issued as reinvestment of distributions
Institutional Class	7,395	77,769	35,552	349,332	9,861	102,737	40,147	396,284
Class P	0	0	0	0	125	1,300	0	4
Administrative Class	0	0	0	0	1,342	13,985	5,132	49,962
Class D	0	0	0	0	1,673	17,425	6,625	64,404
Other Classes	0	0	0	0	6,331	65,958	25,657	248,257
Cost of shares redeemed
Institutional Class	(1,657)	(16,918)	(184,499)	(1,853,869)	(89,247)	(914,363)	(486,927)	(4,977,676)
Class P	0	0	0	0	(4,374)	(45,557)	(6)	(59)
Administrative Class	0	0	0	0	(9,540)	(97,890)	(60,792)	(616,410)
Class D	0	0	0	0	(18,444)	(189,327)	(57,099)	(581,370)
Other Classes	0	0	0	0	(111,201)	(1,138,483)	(226,325)	(2,300,184)
Net increase (decrease) resulting from Fund share transactions	113,419	$1,175,562	112,748	$1,417,576	227,339	$2,350,144	(147,688)	$(1,309,345)

Semiannual Report	September 30, 2009	69

Notes to Financial Statements   (Cont.)

	RealEstateRealReturn Strategy Fund				CommodityRealReturn Strategy Fund®
	Six Months Ended 09/30/2009		Year Ended 03/31/2009		Six Months Ended 09/30/2009		Year Ended 03/31/2009
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	5,287	$15,095	210,712	$938,060	650,261	$4,594,685	444,450	$3,864,057
Class P	109	333	2	10	56,882	416,960	2,841	20,913
Administrative Class	0	0	0	0	38,051	271,416	85,055	884,467
Class D	587	1,887	10,300	56,750	36,496	257,524	37,874	455,737
Other Classes	2,415	7,560	4,799	26,462	94,723	667,852	99,616	1,087,415
Issued as reinvestment of distributions
Institutional Class	0	0	0	0	24,885	188,025	134,365	906,566
Class P	0	0	0	0	526	4,033	132	783
Administrative Class	0	0	0	0	3,047	22,828	34,606	225,581
Class D	0	0	0	0	2,121	15,865	20,822	140,838
Other Classes	0	0	0	0	5,802	43,136	58,761	389,865
Cost of shares redeemed
Institutional Class	(59,039)	(195,479)	(207,307)	(600,593)	(243,731)	(1,770,271)	(280,611)	(3,112,449)
Class P	(32)	(105)	0	0	(3,334)	(24,250)	(253)	(1,780)
Administrative Class	0	0	0	0	(11,464)	(81,614)	(93,109)	(794,828)
Class D	(885)	(2,749)	(8,913)	(38,637)	(15,980)	(114,422)	(63,193)	(751,300)
Other Classes	(1,274)	(3,756)	(5,804)	(25,041)	(56,058)	(396,465)	(125,321)	(1,518,957)
Net increase (decrease) resulting from Fund share transactions	(52,832)	$(177,214)	3,789	$357,011	582,227	$4,095,302	356,035	$1,796,908

12.  REGULATORY AND LITIGATION MATTERS

PIMCO, a subsidiary of AGI, and PIMCO Funds are the subject of a lawsuit in the Northern District of Illinois Eastern Division in which the complaint alleges that plaintiffs each purchased and sold a 10-year Treasury note futures contract and suffered damages from an alleged shortage when PIMCO held both physical and futures positions in 10-year Treasury notes for its client accounts. In July 2007, the court granted class certification of a class consisting of those persons who purchased futures contracts to offset short positions between May 9, 2005 and June 30, 2005. Management currently believes that the complaint is without merit and PIMCO and PIMCO Funds intend to vigorously defend against this action.

In April 2006, certain registered investment companies and other funds managed by PIMCO were served in an adversary proceeding brought by the Official Committee of Asbestos Claimants of G-I Holdings, Inc. in G-I Holdings, Inc.’s bankruptcy in the District of New Jersey. In July 2004, PIMCO was named in this lawsuit and remains a defendant. The plaintiff seeks to recover for the bankruptcy estate assets that were transferred by the predecessor entity of G-I Holdings, Inc. to a wholly-owned subsidiary in 1994. The subsidiary has since issued notes, of which certain registered investment companies and other funds managed by PIMCO are alleged to be holders. The complaint alleges that in 2000, more than two hundred noteholders — including certain registered investment companies and other funds managed by PIMCO — were granted a second priority lien on the assets of the subsidiary in exchange for their consent to a refinancing transaction and the granting of a first priority lien to the lending banks. The plaintiff is seeking invalidation of the lien in favor of the noteholders and/or the value of the lien. A Plan of Reorganization (the “Plan”) is currently under consideration by the Court in the underlying bankruptcy case. If the Plan is approved, it is expected that the adversary proceeding to which PIMCO and other funds managed by PIMCO (“PIMCO Entities”) are parties will be dismissed. It is not known at this time when the Plan may be approved, if at all. In the meantime, the adversary proceeding is stayed. This matter is not expected to have a material adverse effect on the relevant PIMCO Entities.

13.  FEDERAL INCOME TAX MATTERS

Each Fund intends to qualify as a regulated investment company under sub-chapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

As of September 30, 2009, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns.

The CRRS Fund may gain exposure to the commodities markets primarily through index-linked notes, and may invest in other commodity-linked derivative instruments, including commodity swap agreements, options, futures contracts, options on futures contracts and foreign funds investing in similar commodity-linked derivatives.

One of the requirements for favorable tax treatment as a regulated investment company under the Code is that the Fund derive at least 90% of its gross income from certain qualifying sources of income. The IRS has issued a revenue ruling which holds that income derived from commodity index-linked swaps is not qualifying income under Subchapter M of the Code. Subsequently, the IRS issued a private letter ruling to the CRRS Fund in which the IRS specifically concluded that income from certain commodity index-linked notes is qualifying income. In addition, the IRS issued another private letter ruling to the CRRS Fund in which the IRS specifically concluded that income derived from the CRRS Fund’s investment in the Subsidiary, which invests primarily in commodity index-linked swaps, will also constitute qualifying income to the CRRS Fund. Based on such rulings, the CRRS Fund will continue to seek to gain exposure to the commodity markets primarily through investments in commodity-linked notes and through investments in its subsidiary.

If, during a taxable year, the Subsidiary’s taxable losses (and other deductible items) exceed its income and gains, the net loss will not pass through to the CRRS Fund as a deductible amount for Federal income tax purposes. Note that the loss from the Subsidiary’s contemplated activities also cannot be carried forward to

70	PIMCO Funds	Inflation-Protected Funds

(Unaudited) September 30, 2009

reduce future Subsidiary’s income in subsequent years. However, if the Subsidiary’s taxable gains exceed its losses and other deductible items during a taxable year, the net gain will pass through to the CRRS Fund as income for Federal income tax purposes.

As of September 30, 2009, the aggregate cost of investments was the same for federal income tax and financial statement purposes. The net unrealized appreciation/(depreciation) of investment securities for federal income tax purposes were as follows (amounts in thousands):

Fund Name	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (1)
Real Return Asset Fund	$235,186	$(54,580)	$180,606
Real Return Fund	667,596	(214,035)	453,561
RealEstateRealReturn Strategy Fund	3,448	(9,264)	(5,816)
CommodityRealReturn Strategy Fund®	406,340	(161,741)	244,599

(1)

Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals, treasury inflation-protected securities deflationary adjustments, and passive foreign investment companies for federal income tax purposes.

14.  SUBSEQUENT EVENTS

PIMCO has evaluated the possibility of subsequent events existing in the Funds’ financial statements through November 25, 2009, the date that the financial statements were available to be issued. PIMCO has determined that there are no additional material events that would require disclosure in the Funds’ financial statements through this date.

Semiannual Report	September 30, 2009	71

GLOSSARY: (abbreviations that may be used in the preceding statements)	(Unaudited)

Counterparty Abbreviations:
ABN	ABN AMRO Bank, N.V.	CITI	Citigroup, Inc.	MSC	Morgan Stanley
AIG	AIG International, Inc.	CSFB	Credit Suisse First Boston	RBC	Royal Bank of Canada
BCLY	Barclays Bank PLC	DUB	Deutsche Bank AG	RBS	Royal Bank of Scotland Group PLC
BNP	BNP Paribas Bank	GSC	Goldman Sachs & Co.	SOG	Societe Generale
BOA	Bank of America	HSBC	HSBC Bank USA	SSB	State Street Bank and Trust Co.
BSN	Bank of Nova Scotia	JPM	JPMorgan Chase & Co.	UBS	UBS Warburg LLC
CBA	Commonwealth Bank of Australia	MLP	Merrill Lynch & Co., Inc.	WAC	Wachovia Bank N.A.

Currency Abbreviations:
AED	UAE Dirham	HKD	Hong Kong Dollar	PLN	Polish Zloty
ARS	Argentine Peso	HUF	Hungarian Forint	RON	Romanian New Leu
AUD	Australian Dollar	IDR	Indonesian Rupiah	RUB	Russian Ruble
BRL	Brazilian Real	ILS	Israeli Shekel	SAR	Saudi Riyal
CAD	Canadian Dollar	INR	Indian Rupee	SEK	Swedish Krona
CHF	Swiss Franc	JPY	Japanese Yen	SGD	Singapore Dollar
CLP	Chilean Peso	KRW	South Korean Won	THB	Thai Baht
CNY	Chinese Renminbi	KWD	Kuwaiti Dinar	TRY	Turkish New Lira
COP	Colombian Peso	MXN	Mexican Peso	TWD	Taiwanese Dollar
CZK	Czech Koruna	MYR	Malaysian Ringgit	UAH	Ukrainian Hryvnia
DKK	Danish Krone	NOK	Norwegian Krone	USD	United States Dollar
EGP	Egyptian Pound	NZD	New Zealand Dollar	UYU	Uruguayan Peso
EUR	Euro	PEN	Peruvian New Sol	ZAR	South African Rand
GBP	British Pound	PHP	Philippine Peso

Exchange Abbreviations:
AMEX	American Stock Exchange	ICE	IntercontinentalExchange®	NYBEX	New York Board of Trade
CBOE	Chicago Board Options Exchange	ICEX	Iceland Stock Exchange	NYMEX	New York Mercantile Exchange
CBOT	Chicago Board of Trade	KCBT	Kansas City Board of Trade	NYFE	New York Futures Exchange
CME	Chicago Mercantile Exchange	LIFFE	London International Financial Futures Exchange	NYSE	New York Stock Exchange
FTSE	Financial Times Stock Exchange	LMEX	London Metal Exchange	OTC	Over-the-Counter

Index Abbreviations:
ABX.HE	Asset-Backed Securities Index - Home Equity	DJAIGTR	Dow Jones-AIG Total Return Commodity Index	eRAFI	enhanced Research Affiliates Fundamental Index
BCC2GO1P	Barclays Capital Gas Oil 1M Deferred S2 Excess Return Index	DJAIHGTR	Dow Jones-AIG Copper Total Return Sub-Index	eRAFI EM	eRAFI Emerging Markets Index
BCC2LP1P	Barclays Capital Copper 1M Deferred S2 Excess Return Index	DJAIWHTR	Dow Jones-AIG Wheat Total Return Sub-Index	FRCPXTOB	France Consumer Price ex-Tobacco Index
CDX.EM	Credit Derivatives Index - Emerging Markets	DJUBHGTR	Dow Jones-UBS Copper Subindex Total Return	GSCITR	Goldman Sachs Commodity Total Return Index
CDX.HVol	Credit Derivatives Index - High Volatility	DJUBS	Dow Jones-UBS Commodity Index	HICP	Harmonized Index of Consumer Prices
CDX.HY	Credit Derivatives Index - High Yield	DJUBSAL	Dow Jones-UBS Aluminum Sub-Index	LCDX	Liquid Credit Derivative Index
CDX.IG	Credit Derivatives Index - Investment Grade	DJUBSLI	Dow Jones-UBS Livestock Sub-Index	MCDX	Municipal Bond Credit Derivative Index
CDX.NA	Credit Derivatives Index - North America	DJUBSNI	Dow Jones-UBS Nickel Sub-Index	SPGCCLP	S&P GSCI Crude Oil Index
CDX.XO	Credit Derivatives Index - Crossover	DJUBSPR	Dow Jones-UBS Precious Metals Sub-Index	SPGCCNTR	S&P GSCI Corn Index
CMBX	Commercial Mortgage-Backed Index	DJUBSTR	Dow Jones-UBS Commodity Index Total Return	SPGSBRP	S&P GSCI Brent Crude Index Excess Return Index
CPI	Consumer Price Index	DJUBSZS	Dow Jones-UBS Zinc Sub-Index	TUCPI	Turkey Consumer Price Index
CPTFEMU	Eurozone HICP ex-Tobacco Index	DWRTT	Dow Jones Wilshire REIT Total Return Index	UKRPI	United Kingdom Retail Price Index
DJAIGCI	Dow Jones-AIG Commodity Index	EAFE	Europe, Australasia, and Far East Stock Index	USSP	USD Swap Spread

Municipal Bond or Agency Abbreviations:
ACA	American Capital Access Holding Ltd.	FNMA	Federal National Mortgage Association	NPFGC	National Public Finance Guarantee Corporation
AGC	Assured Guaranty Corp.	FSA	Financial Security Assurance, Inc.	PSF	Public School Fund
AMBAC	American Municipal Bond Assurance Corp.	GNMA	Government National Mortgage Association	Q-SBLF	Qualified School Bond Loan Fund
BHAC	Berkshire Hathaway Assurance Corporation	GTD	Guaranteed	Radian	Radian Guaranty, Inc.
CM	California Mortgage Insurance	HUD	U.S. Department of Housing and Urban Development	ST	State
CR	Custodial Receipts	ICR	Insured Custodial Receipts	VA	Department of Veterans Affairs
FGIC	Financial Guaranty Insurance Co.	IBC	Insured Bond Certificate	XLCA	XL Capital Assurance
FHA	Federal Housing Administration	MAIA	Michigan Association of Insurance Agents
FHLMC	Federal Home Loan Mortgage Corporation	MBIA	Municipal Bond Investors Assurance

Other Abbreviations:
ABS	Asset-Backed Security	HIBOR	Hong Kong Interbank Offered Rate	PRIBOR	Prague Interbank Offered Rate
BRIBOR	Brastislava Interbank Offered Rate	ISDA	International Swaps and Derivatives Association, Inc.	REIT	Real Estate Investment Trust
CDI	Brazil Interbank Deposit Rate	JIBOR	Johannesburg Interbank Offered Rate	SIFMA	Securities Industry and Financial Markets Association
CLO	Collateralized Loan Obligation	JSC	Joint Stock Company	SPDR	Standard & Poor's Depository Receipts
CMBS	Collateralized Mortgage-Backed Security	KLIBOR	Kuala Lumpur Interbank Offered Rate	STIBOR	Stockholm Interbank Offered Rate
CMM	Constant Maturity Mortgage Rate	LIBOR	London Interbank Offered Rate	THBFIX	Thai Baht Floating-Rate Fix
CMO	Collateralized Mortgage Obligation	MBS	Mortgage-Backed Security	TIIE	Tasa de Interés Interbancaria de Equilibrio
EURIBOR	Euro Interbank Offered Rate	MSCI	Morgan Stanley Capital International	WIBOR	Warsaw Interbank Offered Rate
FFR	Federal Funds Rate	NSERO	India National Stock Exchange Interbank Offer Rate	WTI	West Texas Intermediate

72	PIMCO Funds	Inflation-Protected Funds

Privacy Policy	(Unaudited)

The Funds consider customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ personal information. To ensure their shareholders’ privacy, the Funds have developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Funds and certain service providers to the Funds, such as the Funds’ investment advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial adviser or consultant, and/or from information captured on the Funds’ internet websites.

Respecting Your Privacy

As a matter of policy, the Funds do not disclose any personal or account information provided by shareholders or gathered by the Funds to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Funds. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Funds’ Distributor may also retain non-affiliated companies to market the Funds’ shares or products which use the Funds’ shares and enter into joint marketing agreements with other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Funds may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm.

Sharing Information with Third Parties

The Funds reserve the right to disclose or report personal information to non-affiliated third parties, in limited circumstances, where the Funds believe in good faith that disclosure is required under law to cooperate with regulators or law enforcement authorities, to protect their rights or property or upon reasonable request by any Fund in which a shareholder has chosen to invest. In addition, the Funds may disclose information about a shareholder’s accounts to a non-affiliated third party with the consent of the shareholder.

Sharing Information with Affiliates

The Funds may share shareholder information with their affiliates in connection with servicing their shareholders’ accounts or to provide shareholders with information about products and services that the Funds or their Advisers, principal underwriters or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Funds share may include, for example, a shareholder’s participation in one of the Funds or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), or other data about a shareholder’s accounts. The Funds’ Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Funds take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Funds have also implemented procedures that are designed to restrict access to a shareholder’s non-public personal information only to internal personnel who need to know that information in order to provide products or services to such shareholders. In order to guard a shareholder’s non-public personal information, physical, electronic and procedural safeguards are in place.

Semiannual Report	September 30, 2009	73

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Supervision and Administration Agreement, Asset Allocation Sub-Advisory Agreements and Sub-Advisory Agreements

On August 10-11, 2009, the Board of Trustees (the “Board”) of PIMCO Funds (the “Trust”), including a majority of the independent Trustees, approved the Amended and Restated Investment Advisory Contract with Pacific Investment Management Company LLC (“PIMCO”) on behalf of each of the Trust’s series (the “Funds”) for an additional one-year term through August 31, 2010. The Board also considered and approved for an additional one-year term through August 31, 2010, the Supervision and Administration Agreement (together with the Amended and Restated Investment Advisory Contract, the “Agreements”) with PIMCO on behalf of the Funds. The Board also considered and approved the renewal of (i) the Asset Allocation Sub-Advisory Agreements (the “Asset Allocation Agreements”) with Research Affiliates, LLC (“RALLC”), on behalf of PIMCO All Asset Fund and PIMCO All Asset All Authority Fund, each a series of the Trust, for an additional one-year term through August 31, 2010; and (ii) the Sub-Advisory Agreements (the “Sub-Advisory Agreements”) with RALLC, on behalf of PIMCO EM Fundamental IndexPLUS™ TR Strategy Fund, PIMCO Fundamental Advantage Total Return Strategy Fund, Fundamental IndexPLUS™ Fund and PIMCO Fundamental IndexPLUS™ TR Fund, each a series of the Trust, for an additional one-year term through August 31, 2010.

The information, material factors and conclusions that formed the basis for the Board’s approvals are described below.

1.	Information Received
A.	Materials Reviewed

During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO and RALLC. At each of its quarterly meetings, the Board reviews fund investment performance and a significant amount of information relating to fund operations, including the Funds’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO and RALLC to the Trust. In considering whether to approve renewal of the Agreements, the Asset Allocation Agreements, and the Sub-Advisory Agreements, the Board also reviewed supplementary information, including comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial and profitability information regarding PIMCO and RALLC and information about the personnel providing investment management services and supervisory and administrative services to the Funds. The Board also reviewed material provided by counsel to the Trust and the independent Trustees, which included, among other things, memoranda outlining legal duties of the Board.

B.	Review Process

In connection with the renewal of the Agreements, the Asset Allocation Agreements, and the Sub-Advisory Agreements, the Board reviewed written materials prepared by PIMCO and RALLC in response to requests from counsel to the Trust. The Board also requested and received assistance and advice regarding applicable legal standards from Trust counsel, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board also heard oral presentations on matters related to the Agreements, the Asset Allocation Agreements, and the Sub-Advisory Agreements and met both as a full Board and as the independent Trustees alone, without management present, at the August 10-11, 2009 meeting. The independent Trustees also met telephonically with counsel to the Trust on August 3, 2009 to discuss the materials presented.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to recommend the renewal of the Agreements, the Asset Allocation Agreements, and the Sub-Advisory Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. This discussion is not intended to be all-inclusive. This summary describes the most important, but not all, of the factors considered by the Board.

2.	Nature, Extent and Quality of Services
A.	PIMCO, RALLC, their Personnel, and Resources

The Board considered the depth and quality of PIMCO’s investment management process, including: its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; and the overall financial strength and stability of its organization. The Board also considered that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management and research, compliance, trading, performance and portfolio accounting. The Board noted PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems. The Board also considered PIMCO’s responses to the recent challenging market environment and noted the high level of service provided during these market events, including active liquidity and collateral management, frequent pricing committee meetings and adding personnel to the pricing team, additional client communications and providing appropriate staffing and operational resources to support record trade volumes. The Board also noted that PIMCO has a Best Execution Committee and a best execution policy, which assists the Funds in obtaining the most advantageous combination of price and execution for trades.

Similarly, the Board considered the asset-allocation services provided by RALLC to the PIMCO All Asset Fund and PIMCO All Asset All Authority Fund and the sub-advisory services provided by RALLC to the PIMCO EM Fundamental IndexPLUS™ TR Strategy Fund, PIMCO Fundamental Advantage Total Return Strategy Fund, PIMCO Fundamental IndexPLUS™ Fund and PIMCO Fundamental IndexPLUS™ TR Fund. The Board considered the depth and quality of RALLC’s investment management and research capabilities, the experience and capabilities of its portfolio management personnel, and in particular the experience and capabilities of Robert Arnott, and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and by RALLC under the Asset Allocation Agreements and Sub-Advisory Agreements are likely to benefit the Funds and their shareholders.

74	PIMCO Funds	Inflation-Protected Funds

(Unaudited)

B.	Other Services

The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to the Trust and its shareholders; and its attention to matters that may involve conflicts of interest with the Trust. The Board also considered the nature, extent, quality and cost of supervisory and administrative services provided by PIMCO to the Funds under the Agreements. The Board noted that the Supervision and Administration Agreement was approved at the August 2008 Board meeting to replace the Trust’s previous Administration Agreement. The purpose of the change was to reflect the increased scope and complexity of supervisory and administrative services that PIMCO has been providing to the Trust. The Board considered the terms of Trust’s Supervision and Administration Agreement, under which the Trust pays for the administrative services it requires under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that, in recent years, the scope and complexity of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement has increased. The Board considered PIMCO’s provision of these services and supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives in the market.

Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Funds and their shareholders.

3.	Investment Performance

The Board received and examined information from PIMCO concerning the Funds’ one-, three-, five- and ten-year performance, as available, for the periods ended March 31, 2009 and other performance data, as available, for the period ended June 30, 2009 (the “PIMCO Report”) and from Lipper concerning the Funds’ one-, three-, five-, ten- and fifteen-year performance, as available, for the periods ended May 31, 2009 (the “Lipper Report”).

The Board considered information regarding both the short-term and long-term investment performance of each Fund relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 10-11, 2009 meeting. The Board noted that, as of May 31, 2009, approximately 60%, 60% and 75% of the Funds outperformed their Lipper category median over the three-year, five-year and 10-year period, respectively (based on the performance of the Institutional Class). The Trustees considered that other classes of each Fund would have substantially similar performance to that of the Institutional Class of each Fund because all of the classes are invested in the same portfolio of securities and that differences in performance among classes could be attributed to differences in each class’s different expenses. The Board also considered that the investment objectives of certain of the Funds may not be identical to those of the other funds in their respective peer groups, that the Lipper categories do not separate funds based upon maturity or duration, do not account for the funds’ hedging strategies, do not distinguish between enhanced index and actively managed equity strategies, do not include as many subsets as the Funds offer (i.e., Funds may be placed in a “catch-all” category) and do not account for certain fee waivers. The Board noted that, due to these differences, performance comparisons between certain of the Funds and their so-called peers may be inexact.

The Board noted that, of the Funds with at least 10 years of performance history, nearly two-thirds outperformed the relative benchmark indexes on a net-of-fees basis over the 10-year period ended May 31, 2009, as indicated in the PIMCO Report. The Board considered that, over periods three years and longer, nearly 75% all of the Institutional Class assets have outperformed the relative benchmark indexes net of fees, noting, however, the impact of PIMCO Total Return Fund’s size on this data. The Board also noted that, according to Lipper, the Funds generally performed well versus competitors during the recent liquidity crisis, but that a number of the Funds had underperformed in comparison to their respective benchmark indexes on a net-of-fees basis over the three- and five-year periods. The Board discussed with PIMCO the reasons for the underperformance of certain Funds. The Board also discussed actions that has been taken by PIMCO to attempt to improve performance and took note of PIMCO’s plans to monitor performance going forward. The Board also considered PIMCO’s proposal to reduce the advisory fee for the PIMCO California Short Duration Municipal Income Fund, PIMCO Municipal Bond Fund, and PIMCO Short Duration Municipal Income Fund and to reduce the supervisory and administrative fee for Institutional Class, Class P and Administrative Class shares of the PIMCO Emerging Markets Bond Fund and PIMCO Emerging Local Bond Fund. The Board noted that the expenses of these Funds currently fall below, and will continue to be lower, than the median expense ratio of the majority of competitor funds.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Funds indicates that its continued management is likely to benefit the Funds and their shareholders, and merits the approval of the continuation of the Agreements.

4.	Advisory Fees, Supervisory and Administrative Fees and Total Expenses

PIMCO reported to the Board that, in proposing fees for any Fund or class of shares, it considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Fund returns to current and potential investors. Fees charged to or proposed for different Funds for advisory services and supervisory and administrative services may vary in light of these various factors.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Funds (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds.

The Board also reviewed data comparing the Funds’ advisory fees to the standard fee rate PIMCO charges to separate accounts with a similar investment strategy, and found them to be comparable. In cases where the separate account fees were lower, the Trustees noted that the differences in fees were attributable to various factors, including

Semiannual Report	September 30, 2009	75

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Supervision and Administration Agreement, Asset Allocation Sub-Advisory Agreements and Sub-Advisory Agreements (Cont.)

differences in the services provided by PIMCO to the Funds, the manner in which similar portfolios may be managed, differences in liquidity and other regulatory requirements, and the fact that separate accounts may have other contractual arrangements that justify different levels of fees.

The Board also considered the Funds’ supervisory and administrative fees, comparing them to similar funds in the report supplied by Lipper. The Board considered that as the Funds’ business has become increasingly complex, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. The Board considered the Trust’s unified fee structure, under which the Trust pays for the supervisory and administrative services it requires for one set fee, and in return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that many other funds pay for these services separately, and thus it is difficult to directly compare PIMCO Funds’ unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board noted that the unified supervisory and administrative fee leads to fund fees that are fixed, rather than variable, and that the fixed fees were viewed by many in the industry as a positive attribute of the Funds. The Board concluded that the Funds’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervisory and Administration Agreement represent, in effect, a cap on fund fees that is beneficial to the Funds and their shareholders.

With respect to overall levels of Fund expenses, the Board observed that bond funds are more fee- and expense-ratio sensitive than equity funds, given the tangible impact of fees and expenses on yield, and that investors appear to be satisfied with the Funds’ performance, as evidenced by the continued growth in Fund assets. The Board noted that the total expenses for 53% of the Funds’ Class A shares and for 85% of the Funds’ Institutional Class shares fall below the median total expense of their respective Lipper Expense Group. The Board discussed with PIMCO those Funds and/or classes of Funds that had above median total expenses. The Board noted that several Funds launched in recent years have been unique products that have few, if any peers, and cannot easily be grouped with comparable funds. Upon comparing the Funds’ total expenses to other funds in the Expense Groups provided by Lipper, the Board found the Funds’ total expenses to be reasonable.

The Board noted that, with few exceptions, PIMCO has maintained Fund fees at the same guaranteed level as implemented when the unified fee was adopted, and has reduced fees on a number of Funds in prior years. The Board also considered PIMCO’s proposal to reduce the advisory fee for the PIMCO California Short Duration Municipal Income Fund, PIMCO Municipal Bond Fund, and PIMCO Short Duration Municipal Income Fund and to reduce the supervisory and administrative fee for Institutional Class, Class P and Administrative Class shares of the PIMCO Emerging Markets Bond Fund and PIMCO Emerging Local Bond Fund. The Board further noted that, although the unified fee structure does not have break points, it implicitly reflects economies of scale by fixing the absolute level of Fund fees at competitive levels even if the Funds’ operating costs rise when assets remain flat or decrease.

Based on the information presented by PIMCO, RALLC and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, as well as the total expenses of the Funds, is reasonable.

5.	Adviser Costs, Level of Profits and Economies of Scale

The Board reviewed information regarding PIMCO’s costs of providing services to the Funds as a whole, as well as the resulting level of profits to PIMCO, noting that those results were comparable to the reported results of several publicly held investment management companies. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board found that because the unified fee protects shareholders against unanticipated increases in expense ratios due to redemptions, declines in asset values, or increases in the costs of services provided or procured by PIMCO, economies of scale are implicitly recognized in the level of the unified fee (which, together with the advisory fee, serves as a proxy for the Funds’ overall expense ratios). The Board noted that PIMCO may share the benefits of economies of scale with the Funds and their shareholders by offering enhanced or additional services. The Board also considered that economies of scale may be reflected in the Funds’ share class structure, including that the Funds offer Institutional Class shares on third-party platforms that impose high investment minimums. The Board reviewed the history of the Funds’ fee structure, noting that the unified supervisory and administrative services fee was an extension of the initial “expense guarantee” under which PIMCO had agreed to maintain the expense ratio of each Fund at specified levels for a period of time. The Board noted that PIMCO had taken on the risk that Fund expenses would increase or that assets would decline over time. Finally, the Board considered that during the recent market downturn the Funds’ unified fee has protected shareholders against an increase in expenses that may accompany declines in assets. The Board concluded that the Funds’ cost structure was reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Funds, to the benefit of the Fund’s shareholders.

6.	Ancillary Benefits

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Funds. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to the Funds and their shareholders, for which they may be compensated under the unified fee, or through distribution fees paid pursuant the Funds’ Rule 12b-1 plans. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Funds, it has adopted a policy not to accept soft dollars.

76	PIMCO Funds	Inflation-Protected Funds

(Unaudited)

7.	Conclusions

Based on their review, including their consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Funds by PIMCO and RALLC continued to be excellent and favored the renewal of the Agreements, the Asset Allocation Agreements, and the Sub-Advisory Agreements. The Board concluded that the Agreements, the Asset Allocation Agreements, and the Sub-Advisory Agreements continued to be fair and reasonable to the Funds and their shareholders, that the Funds’ shareholders received reasonable value in return for the fees paid to PIMCO by the Funds under the Agreements, and the fees paid to RALLC by PIMCO under the Asset Allocation Agreements, and that the renewal of the Agreements and the Asset Allocation Agreements was in the best interests of the Funds and their shareholders.

Semiannual Report	September 30, 2009	77

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, CA 92660

Distributor

Allianz Global Investors Distributors LLC

1345 Avenue of the Americas

New York, NY 10105

Custodian

State Street Bank and Trust Company

801 Pennsylvania

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services

330 W. 9th Street

Kansas City, MO 64105

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Funds.

PI_1527503_00 SAR 9/30/09

Share Classes Institutional ■ P ■ Administrative ■ D	Semiannual Report September 30, 2009

Credit Bond Funds

Convertible Fund

Diversified Income Fund

Floating Income Fund

HighYield Fund

Investment Grade Corporate Bond Fund

Long-Term Credit Fund

		Page

Chairman’s Letter		2
Important Information About the Funds		4
Benchmark Descriptions		12
Financial Highlights		14
Statements of Assets and Liabilities		22
Statements of Operations		23
Statements of Changes in Net Assets		24
Notes to Financial Statements		83
Glossary		95
Privacy Policy		96
Approval of Renewal of the Amended and Restated Investment Advisory Contract, Supervision and Administration Agreement, Asset Allocation Sub-Advisory Agreements and Sub-Advisory Agreements		97

FUND	Fund Summary	Schedule of Investments

Convertible Fund	6	26
Diversified Income Fund	7	31
Floating Income Fund	8	44
High Yield Fund	9	52
Investment Grade Corporate Bond Fund	10	63
Long-Term Credit Fund	11	76

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by PIMCO Funds as the policies and procedures that PIMCO will use when voting proxies on behalf of the Funds. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of each Fund, and information about how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at 1-866-746-2606, on the Funds’ website at www.pimco-funds.com, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PIMCO Funds files a complete schedule of each Fund’s portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Funds’ Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and is available without charge, upon request, by calling the Trust at 1-866-746-2606 and on the Funds’ website at www.pimco-funds.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Funds are distributed by Allianz Global Investors Distributors LLC, 1345 Avenue of the Americas, New York, NY 10105-4800, www.pimco-funds.com, 1-800-927-4648.

The Semiannual Reports for the other series of the PIMCO Funds are printed separately.

Chairman’s Letter

Dear PIMCO Funds Shareholder:

Financial markets and the broader economy generally stabilized during the fiscal reporting period and most asset classes higher on the risk spectrum gained significantly from the lows reached in March 2009. Government policy initiatives, centered on unprecedented monetary stimulus and near zero short-term interest rates, were the primary contributors to improved economic stability and the recent market rally. However, the requirements for a sustained global economic recovery are complex and challenging. In the U.S. alone, consumer indebtedness is at a level greater than likely income potential and credit availability, unemployment remains high, and many major banking institutions continue to focus on rebuilding their balance sheet in lieu of lending to consumers and businesses. In this uncertain environment, we believe that an understanding of the many market risk factors is critical to both portfolio allocation and in determining the effectiveness of investment opportunities for our clients. As such, we remain focused and committed to guide our clients through the ongoing uncertainty, while continuing to stay at the forefront of risk management and market opportunities.

Highlights of the financial markets during the six-month reporting period include:

■

The Federal Reserve maintained a target range for the Federal Funds Rate of 0.00% to 0.25% and the Bank of England kept its key-lending rate at 0.50%, while the European Central Bank reduced its overnight rate to 1.00%. The Bank of Japan maintained its lending rate at 0.10%.

■

Yields on government bonds generally increased in most developed markets as investors moved into riskier asset classes. The yield on the ten-year U.S. Treasury note increased 0.64% to end the period at 3.31%. The Barclays Capital U.S. Aggregate Index, a widely used index of U.S. Treasury, investment-grade corporate and mortgage-backed securities, returned 5.59% for the reporting period.

■

Agency mortgage-backed securities (“MBS”) outperformed like-duration U.S. Treasury securities as the Federal Reserve’s MBS Purchase Program helped to compress mortgage yield premiums closer to pre-crisis levels. Non-Agency MBS (not backed by a U.S. Government guarantee) performed well due to expected demand from the Public-Private Investment Program (“PPIP”) as well as from renewed interest in riskier assets. Consumer asset-backed securities (“ABS”) also outperformed like-duration U.S. Treasury securities due to robust demand for assets issued through the Federal Reserve’s Term Asset-Backed Securities Loan Facility (“TALF”) and the re-emergence of unleveraged cash investors, such as pension funds and insurance companies.

■

Corporate bonds, primarily high-yield, represented one of the best performing fixed-income asset classes during the reporting period. Corporate bond premiums to U.S. Treasury securities continued to tighten and approached levels last seen in 2007 as fund flows into corporate bonds were strong and the supply of available bonds began to contract slightly after years of high single-digit growth. Performance was strongest in the financial sector, which gained from improved asset valuations, a continued profitable steep yield curve, and increased fee-based income from underwritings as capital markets revived during the reporting period.

2	PIMCO Funds	Credit Bond Funds

■

Municipal bonds outperformed U.S. Treasury securities and municipal yield ratios moved back closer to historical averages after widening dramatically in 2008. Inflows into municipal funds remained strong amid heightened expectations for future tax increases and interest in municipal bonds as part of an individual’s asset allocations. The supply of new issue tax-exempt municipal bonds was relatively light as issuance was diverted into taxable Build America Bonds. The Barclays Capital Municipal Bond Index returned 9.38% for the reporting period.

■

U.S. Treasury Inflation-Protected Securities (“TIPS”) outperformed their nominal U.S. Treasury counterparts as the principal value of TIPS was adjusted higher due to positive inflation and the decline in real yields. The Barclays Capital U.S. TIPS Index returned 3.76% for the reporting period. Futures’ prices on most commodities recovered strongly, as measured by the Dow Jones-UBS Commodity Index Total Return, which returned 16.41% for the reporting period.

■

Emerging Markets (“EM”) bonds denominated in U.S. dollars outperformed U.S. Treasury securities as credit premiums tightened on most EM bonds amid an increase in risk appetite and positive flows into the EM sector. EM assets denominated in local currency also had strong returns led by monetary stimulus by most EM countries to counter the worldwide recession. EM currency appreciation aided performance of most EM local assets during the reporting period.

■

Equity markets worldwide trended higher, rebounding from lows reached in March 2009 as investors returned due to the low value of certain equities and the peak in the liquidation cycle. U.S. equities, as measured by the S&P 500 Index, returned 34.02% and international equities, as represented by the MSCI World Index, returned 41.81% for the reporting period.

On the following pages of this PIMCO Funds Semiannual Report, you will find specific details as to each Fund’s total return investment performance and a discussion of those factors that most affected performance.

Thank you again for the trust you have placed in us. We never take it lightly and will continue to work diligently to meet your investment needs. If you have any questions regarding any of your PIMCO Funds investments, please contact your account manager, or call one of our shareholder associates at 1-866-746-2606. We also invite you to visit our website at www.pimco-funds.com or our investment manager’s website at www.pimco.com.

Sincerely,

Brent R. Harris

President, and Chairman of the Board, PIMCO Funds

November 10, 2009

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

Semiannual Report	September 30, 2009	3

Important Information About the Funds

This material is authorized for use only when preceded or accompanied by the current PIMCO Funds prospectuses. Investors should consider the investment objectives, risks, charges and expenses of these Funds carefully before investing. This and other information is contained in the Funds’ prospectus. Please read the prospectus carefully before you invest or send money.

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a Fund are likely to decrease in value. The price volatility of fixed-income securities can also increase during periods of rising interest rates resulting in increased losses to a Fund.

Bond funds and individual bonds with a longer duration (a measure of the expected life of a security) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations.

The Funds may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: interest rate risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, equity risk, mortgage-related and other asset-backed risk, foreign (non-U.S.) investment risk, emerging markets risk, currency risk, issuer non-diversification risk, leveraging risk, smaller company risk, management risk and short sale risk. A complete description of these and other risks is contained in each Fund’s prospectus. The Funds may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that a fund could not close out a position when it would be most advantageous to do so. Funds investing in derivatives could lose more than the principal amount invested in these instruments. Investing in non-U.S. securities may entail risk due to non-U.S. economic and political developments; this risk may be increased when investing in emerging markets. High-yield bonds typically have a lower credit rating than other bonds. Lower-rated bonds generally involve a greater risk to principal than higher-rated bonds. Smaller companies may be more volatile than larger companies and may entail more risk. Concentrating investments in individual sectors may add additional risk and volatility compared to a diversified fund. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio.

On each individual Fund Summary page in this Semiannual Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that all dividend and capital gain distributions were reinvested. Returns do not reflect the deduction of taxes that a shareholder would pay on (i) Fund distributions or (ii) the redemption of Fund shares. The Cumulative Returns Chart reflects only Institutional Class performance. Each share class performance is net of fees and expenses – the Class P total expenses are 0.10% higher than the total expenses of the Institutional Share Class of the respective Fund; the Administrative Class total expenses are 0.25% higher than the total expenses of the Institutional Share Class of the respective Fund; the Class D total expenses of Diversified Income Fund, Floating Income Fund, and Investment Grade Corporate Bond Fund are 0.40% higher than the total expenses of the Institutional Share Class of the respective Fund; the Class D total expense of High Yield Fund are 0.35% higher than the total expense of the Institutional Share Class of the respective Fund. The figures in the line graph are calculated at net asset value and assume the investment of $5,000,000 at the beginning of the first full month following the Fund’s Institutional Class inception. In addition to its benchmark, each Fund measures its performance against a Lipper Average, which is calculated by Lipper, Inc. (“Lipper”), a Reuters Company, and represents the total return performance averages of funds that are tracked by Lipper that have the same Fund Classification. Lipper does not take into account fees, expenses or taxes.

For periods prior to the inception date of the Class P, Administrative Class and Class D Shares, performance information shown is based on the performance of the Fund’s Institutional Class Shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by the Class P, Administrative Class and Class D Shares. The Class P Shares of the following Funds were first offered in (month/year): Diversified Income Fund (4/08), Floating Income Fund (4/08), High Yield Fund (4/08), and Investment Grade Corporate Bond Fund (4/08). The Administrative Class Shares of the following Funds were first offered in (month/year): Convertible Fund (8/00), Diversified Income Fund (10/04), Floating Income Fund (12/05), High Yield Fund (1/95), and Investment Grade Corporate Bond Fund (9/02). The Class D Shares of the following Funds were first offered in (month/year): Diversified Income Fund (7/03), Floating Income Fund (7/04), High Yield Fund (4/98), and Investment Grade Corporate Bond Fund (7/04). All other Funds in this Semiannual Report do not currently offer Class P, Administrative Class and Class D Shares. A Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

4	PIMCO Funds	Credit Bond Funds

An investment in a Fund is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Funds.

The following disclosure provides important information regarding each Fund’s Expense Example (“Example” or “Expense Example”), which appears on each Fund’s individual page in this Semiannual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (Administrative Class and Class D only), and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Funds is from April 1, 2009 to September 30, 2009.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class, in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

Semiannual Report	September 30, 2009	5

PIMCO Convertible Fund

Institutional Class	PFCIX
Administrative Class	PFCAX

Cumulative Returns Through September 30, 2009

$5,000,000 invested at the beginning of the first full month following the inception of the Institutional Class.

The minimum initial investment amount for Institutional or Administrative Class Shares is $5,000,000.

Allocation Breakdown‡

Industrials	42.2%
Banking & Finance	25.9%
Convertible Preferred Stocks	25.4%
Utilities	4.2%
Short-Term Instruments	1.4%
Other	0.9%
‡	% of Total Investments as of 09/30/09

Average Annual Total Return for the period ended September 30, 2009

	6 Months*	1 Year	5 Years	10 Years	Fund Inception (03/31/99)
PIMCO Convertible Fund Institutional Class	44.41%	15.95%	3.00%	4.36%	5.43%
PIMCO Convertible Fund Administrative Class	44.39%	15.62%	2.72%	4.09%	5.15%
BofA Merrill Lynch All Convertibles Index	36.88%	14.50%	2.82%	3.96%	4.34%
Lipper Convertible Securities Funds Average	34.44%	9.36%	3.03%	4.66%	4.94%

* Cumulative return. All Fund returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is no guarantee of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Shares may be worth more or less than original cost when redeemed. Until 05/01/09, a redemption fee of 2% may have applied to shares that are redeemed or exchanged within 30 days of acquisition. Performance shown does not reflect any applicable redemption fees and would be lower if it did. Redemption fees are paid to and retained by the Fund and are not sales charges. Effective 05/01/09, the Fund no longer imposes a redemption fee. The Fund’s total annual operating expense ratio as stated in the Fund’s current Institutional and Administrative Class prospectus dated 10/01/09, as supplemented to date, is 0.66% for the Institutional Class shares and 0.91% for the Administrative Class shares. Details regarding any Fund’s redemption fees or operating expenses can be found in the Fund’s prospectus. Performance data current to the most recent month-end is available at www.pimco-funds.com or by calling (800) 927-4648.

Expense Example	Actual Performance		Hypothetical Performance
			(5% return before expenses)
	Institutional Class	Administrative Class	Institutional Class	Administrative Class
Beginning Account Value (04/01/09)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (09/30/09)	$1,444.07	$1,443.87	$1,021.76	$1,020.51
Expenses Paid During Period†	$4.04	$5.58	$3.35	$4.61

† For each class of the Fund, expenses are equal to the net annualized expense ratio for the class (0.66% for Institutional Class and 0.91% for Administrative Class), multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Please refer to page 5 herein for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO Convertible Fund seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of convertible securities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements.

»	An emphasis on financials, which benefited from recapitalization efforts over the period, was a significant contributor to relative performance.

»	Strong security selection in the consumer cyclical sector, where auto-related credits materially outperformed the broader industry category, added to returns.

»	An overweight to the materials sector, which outperformed the overall convertible market over the period, benefited performance.

»	A below-index weighting to the consumer staples sector, which lagged the market, benefited performance relative to the Fund’s benchmark index.

»	An emphasis on the healthcare sector, which was among the worst performing industry categories over the period, detracted from relative returns.

»	An underweight to homebuilders and building products, which both posted strong returns over the period, detracted from relative performance.

»	An emphasis on higher-quality issues detracted from returns as investment-grade convertible issues underperformed speculative-grade issues by a substantial margin.

6	PIMCO Funds	Credit Bond Funds

PIMCO Diversified Income Fund

Institutional Class	PDIIX
Class P	PDVPX
Administrative Class	PDAAX
Class D	PDVDX

Cumulative Returns Through September 30, 2009

$5,000,000 invested at the beginning of the first full month following the inception of the Institutional Class.

The minimum initial investment amount for Institutional Class, Administrative Class or Class P Shares is $5,000,000.

The minimum initial investment amount for Class D Shares is $1,000.

Allocation Breakdown‡

Corporate Bonds & Notes	49.1%
Sovereign Issues	17.0%
Foreign Currency-Denominated Issues	10.9%
Mortgage-Backed Securities	7.7%
Short-Term Instruments	5.9%
U.S. Treasury Obligations	3.5%
Other	5.9%
‡	% of Total Investments as of 09/30/09

Average Annual Total Return for the period ended September 30, 2009
	6 Months*	1 Year	5 Years	Fund Inception (07/31/03)
PIMCO Diversified Income Fund Institutional Class	26.21%	18.79%	6.31%	7.53%
PIMCO Diversified Income Fund Class P	26.15%	18.67%	6.20%	7.42%
PIMCO Diversified Income Fund Administrative Class	26.05%	18.50%	6.04%	7.27%
PIMCO Diversified Income Fund Class D	25.96%	18.33%	5.89%	7.09%
Barclays Capital Global Credit Hedged USD Index	17.13%	15.99%	4.83%	5.26%
1/3 each-Barclays Capital Global Aggregate Credit Component, BofA Merrill Lynch Global High Yield BB-B Rated Constrained, JPMorgan EMBI Global; All USD Hedged	23.64%	18.55%	6.39%	7.33%
Lipper Multi-Sector Income Funds Average	22.54%	13.43%	4.89%	6.05%

* Cumulative return. All Fund returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is no guarantee of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Shares may be worth more or less than original cost when redeemed. Until 05/01/09, a redemption fee of 2% may have applied to shares that are redeemed or exchanged within 30 days of acquisition. Performance shown does not reflect any applicable redemption fees and would be lower if it did. Redemption fees are paid to and retained by the Fund and are not sales charges. Effective 05/01/09, the Fund no longer imposes a redemption fee. The Fund’s total annual operating expense ratio as stated in the Fund’s current Institutional Class, Class P, Administrative Class and Class D prospectus dated 10/01/09, as supplemented to date, is 0.79% for the Institutional Class shares, 0.89% for the Class P shares, 1.04% for the Administrative Class shares and 1.19% for the Class D shares. Details regarding any Fund’s redemption fees or operating expenses can be found in the Fund’s prospectus. Performance data current to the most recent month-end is available at www.pimco-funds.com or by calling (800) 927-4648.

Expense Example	Actual Performance				Hypothetical Performance
					(5% return before expenses)
	Institutional Class	Class P	Administrative Class	Class D	Institutional Class	Class P	Administrative Class	Class D
Beginning Account Value (04/01/09)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (09/30/09)	$1,262.06	$1,261.46	$1,260.50	$1,259.59	$1,021.16	$1,020.66	$1,019.90	$1,019.15
Expenses Paid During Period†	$4.42	$4.99	$5.84	$6.68	$3.95	$4.46	$5.22	$5.97

† For each class of the Fund, expenses are equal to the net annualized expense ratio for the class (0.78% for Institutional Class, 0.88% for Class P, 1.03% for Administrative Class and 1.18% for Class D), multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Please refer to page 5 herein for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO Diversified Income Fund seeks maximum total return, consistent with prudent investment management, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of fixed-income instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements.

»

Exposure to emerging market (“EM”) debt benefited performance. EM debt, as represented by the JPMorgan Emerging Markets Bond Index Global (“EMBIG”), returned 22.13% for the period, outperforming the Barclays Capital Global Credit Hedged USD Index (the “Fund’s primary benchmark index”).

»

An overweight allocation to high-yield bonds benefited performance as high-yield credits, as represented by the Barclays Capital Global High Yield Index, outperformed the Fund’s primary benchmark index.

»	Exposure to mortgage-backed securities (“MBS”) detracted from performance as MBS issues lagged the performance of the Fund’s primary benchmark index.

»

An underweight allocation to investment-grade corporate bonds benefited relative performance as this asset class, as represented by the credit component of the Barclays Capital U.S. Aggregate Index, underperformed the Fund’s primary benchmark index.

»	An allocation to Russian debt enhanced performance as the JPMorgan EMBIG Russia sub index returned 22.99%, slightly outperforming the JPMorgan EMBIG.

»	An allocation to Mexico detracted from performance as the JPMorgan EMBIG Mexico sub index returned 15.37%, underperforming the JPMorgan EMBIG.

»	An underweight to the banking sector detracted from relative performance as the sector outperformed the overall credit market.

Semiannual Report	September 30, 2009	7

PIMCO Floating Income Fund

Institutional Class	PFIIX
Class P	PFTPX
Administrative Class	PFTAX
Class D	PFIDX

Cumulative Returns Through September 30, 2009

$5,000,000 invested at the beginning of the first full month following the inception of the Institutional Class.

The minimum initial investment amount for Institutional Class, Administrative Class or Class P Shares is $5,000,000.

The minimum initial investment amount for Class D Shares is $1,000.

Allocation Breakdown‡

Corporate Bonds & Notes	56.1%
Foreign Currency-Denominated Issues	13.7%
U.S. Government Agencies	9.3%
Mortgage-Backed Securities	7.3%
Sovereign Issues	5.9%
Short-Term Instruments	1.9%
Other	5.8%
‡	% of Total Investments as of 09/30/09

Average Annual Total Return for the period ended September 30, 2009
	6 Months*	1 Year	5 Years	Fund Inception (07/30/04)
PIMCO Floating Income Fund Institutional Class	25.25%	7.78%	2.65%	2.76%
PIMCO Floating Income Fund Class P	25.18%	7.66%	2.55%	2.66%
PIMCO Floating Income Fund Administrative Class	25.13%	7.55%	2.40%	2.52%
PIMCO Floating Income Fund Class D	25.00%	7.35%	2.24%	2.35%
3 Month LIBOR Index	0.46%	1.77%	3.77%	3.70%	**
Blend of the following three indices at constant .25 year duration: 1/3 each-Barclays Capital Global Aggregate Credit Component, BofA Merrill Lynch Global High Yield BB-B Rated Constrained, JPMorgan EMBI Global; All USD Hedged	23.92%	6.91%	1.72%	1.87%	**
Lipper Loan Participation Funds Average	25.34%	6.66%	2.29%	2.45%	**

* Cumulative return. All Fund returns are net of fees and expenses.

** Average annual total return since 07/31/04.

Performance quoted represents past performance. Past performance is no guarantee of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Shares may be worth more or less than original cost when redeemed. Until 05/01/09, a redemption fee of 2% may have applied to shares that are redeemed or exchanged within 7 days of acquisition. Performance shown does not reflect any applicable redemption fees and would be lower if it did. Redemption fees are paid to and retained by the Fund and are not sales charges. Effective 05/01/09, the Fund no longer imposes a redemption fee. The Fund’s total annual operating expense ratio as stated in the Fund’s current Institutional Class, Class P, Administrative Class and Class D prospectus dated 10/01/09, as supplemented to date, is 0.63% for the Institutional Class shares, 0.73% for the Class P shares, 0.88% for the Administrative Class shares and 1.03% for the Class D shares. Details regarding any Fund’s redemption fees or operating expenses can be found in the Fund’s prospectus. Performance data current to the most recent month-end is available at www.pimco-funds.com or by calling (800) 927-4648.

Expense Example	Actual Performance				Hypothetical Performance
					(5% return before expenses)
	Institutional Class	Class P	Administrative Class	Class D	Institutional Class	Class P	Administrative Class	Class D
Beginning Account Value (04/01/09)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (09/30/09)	$1,252.49	$1,251.80	$1,251.26	$1,250.04	$1,022.31	$1,021.81	$1,021.06	$1,020.31
Expenses Paid During Period†	$3.11	$3.67	$4.51	$5.36	$2.79	$3.29	$4.05	$4.81

† For each class of the Fund, expenses are equal to the net annualized expense ratio for the class (0.55% for Institutional Class, 0.65% for Class P, 0.80% for Administrative Class and 0.95% for Class D), multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Please refer to page 5 herein for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO Floating Income Fund seeks maximum current yield, consistent with prudent investment management, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of investments that effectively enable the Fund to achieve floating rate income, including, but not limited to variable and floating-rate fixed-income instruments, fixed-income instruments with durations of less than or equal to one year, and fixed-rate fixed-income instruments with respect to which the Fund has entered into derivative instruments to effectively convert the fixed-rate interest payments into floating-rate interest payments, each of which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements.

»

Exposure to emerging market (“EM”) debt benefited performance. EM debt, as represented by the JPMorgan Emerging Markets Bond Index Global (“EMBIG”), returned 22.13% for the period outperforming 3-month LIBOR Index (the “Fund’s primary benchmark index”).

»	An allocation to high-yield bonds benefited performance as high-yield credits, as represented by the Barclays Capital Global High Yield Index, outperformed the Fund’s primary benchmark index.

»	Exposure to mortgage-backed securities (“MBS”) detracted from performance as MBS issues lagged the performance of EM, high-yield, and investment-grade credits.

»	An allocation to investment-grade corporate bonds was somewhat negative for relative performance as this asset class underperformed other credit asset classes, such as EM and high-yield debt.

»	An allocation to Russian debt benefited performance as the JPMorgan EMBIG Russia sub index returned 22.99%, slightly outperforming the JPMorgan EMBIG.

»	An allocation to Mexico detracted from performance as the JPMorgan EMBIG Mexico sub index returned 15.37%, underperforming the JPMorgan EMBIG.

»	An overweight to the utility sector detracted from relative performance as the sector underperformed the overall credit market.

8	PIMCO Funds	Credit Bond Funds

PIMCO High Yield Fund

Institutional Class	PHIYX
Class P	PHLPX
Administrative Class	PHYAX
Class D	PHYDX

Cumulative Returns Through September 30, 2009

$5,000,000 invested at the beginning of the first full month following the inception of the Institutional Class.

The minimum initial investment amount for Institutional Class, Administrative Class or Class P Shares is $5,000,000.

The minimum initial investment amount for Class D Shares is $1,000.

Allocation Breakdown‡

Corporate Bonds & Notes	76.1%
Foreign Currency-Denominated Issues	9.9%
Bank Loan Obligations	4.1%
Mortgage-Backed Securities	4.0%
Short-Term Instruments	1.9%
Other	4.0%
‡	% of Total Investments as of 09/30/09

Average Annual Total Return for the period ended September 30, 2009

	6 Months*	1 Year	5 Years	10 Years	Fund Inception (12/15/92)
PIMCO High Yield Fund Institutional Class	35.18%	17.96%	5.09%	5.80%	7.77%
PIMCO High Yield Fund Class P	35.11%	17.80%	4.98%	5.69%	7.66%
PIMCO High Yield Fund Administrative Class	35.01%	17.68%	4.83%	5.54%	7.51%
PIMCO High Yield Fund Class D	34.94%	17.56%	4.68%	5.38%	7.36%
BofA Merrill Lynch U.S. High Yield, BB-B Rated, Constrained Index***	31.21%	17.51%	5.27%	5.78%	7.16%	**
Lipper High Current Yield Funds Average	33.65%	13.11%	4.15%	4.54%	5.77%	**

* Cumulative return. All Fund returns are net of fees and expenses.

** Average annual total return since 12/31/92.

***The inception date for the BofA Merrill Lynch U.S. High Yield, BB-B rated, Constrained Index was 12/31/1996. Prior to 12/31/1996, the performance of the BofA Merrill Lynch US High Yield, Cash Pay, BB-B Rated Index is shown.

Performance quoted represents past performance. Past performance is no guarantee of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Shares may be worth more or less than original cost when redeemed. Until 05/01/09, a redemption fee of 2% may have applied to shares that are redeemed or exchanged within 30 days of acquisition. Performance shown does not reflect any applicable redemption fees and would be lower if it did. Redemption fees are paid to and retained by the Fund and are not sales charges. Effective 05/01/09, the Fund no longer imposes a redemption fee. The Fund’s total annual operating expense ratio as stated in the Fund’s current Institutional Class, Class P, Administrative Class and Class D prospectus dated 10/01/09, as supplemented to date, is 0.56% for the Institutional Class shares, 0.66% for the Class P shares, 0.81% for the Administrative Class shares and 0.91% for the Class D shares. Details regarding any Fund’s redemption fees or operating expenses can be found in the Fund’s prospectus. Performance data current to the most recent month-end is available at www.pimco-funds.com or by calling (800) 927-4648.

Expense Example	Actual Performance				Hypothetical Performance
					(5% return before expenses)
	Institutional Class	Class P	Administrative Class	Class D	Institutional Class	Class P	Administrative Class	Class D
Beginning Account Value (04/01/09)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (09/30/09)	$1,351.75	$1,351.12	$1,350.10	$1,349.45	$1,022.21	$1,021.71	$1,020.96	$1,020.46
Expenses Paid During Period†	$3.36	$3.95	$4.83	$5.42	$2.89	$3.40	$4.15	$4.66

† For each class of the Fund, expenses are equal to the net annualized expense ratio for the class (0.57% for Institutional Class, 0.67% for Class P, 0.82% for Administrative Class and 0.92% for Class D), multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Please refer to page 5 herein for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO High Yield Fund seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of high-yield securities (“junk bonds”), which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements, rated below investment grade but rated at least Caa by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality, subject to a maximum of 5% of its total assets in securities rated Caa by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality.

»	An emphasis on financials was a significant contributor to relative performance as they outperformed the Fund’s benchmark index.

»	Strong security selection in the consumer cyclical sector, where auto-related credits materially outperformed the broader industry category, added to returns.

»	An underweight to the energy sector, which lagged the overall high-yield market during the period, benefited relative performance.

»	A below-index weighting to consumer non-cyclicals, where beverage and tobacco companies led the underperformance for the broader sector, was a significant contributor to performance.

»	As real estate bonds posted very robust returns, led by real estate developers and managers, an underweight to the sector detracted from performance.

»	An underweight to gaming companies, which significantly outperformed the broader high-yield market, detracted from relative returns.

»	Exposure to investment-grade bonds detracted from performance as the high-grade bond market was significantly outpaced by high-yield bonds.

Semiannual Report	September 30, 2009	9

PIMCO Investment Grade Corporate Bond Fund

Institutional Class	PIGIX
Class P	PBDPX
Administrative Class	PGCAX
Class D	PBDDX

Cumulative Returns Through September 30, 2009

$5,000,000 invested at the beginning of the first full month following the inception of the Institutional Class.

The minimum initial investment amount for Institutional Class, Administrative Class or Class P Shares is $5,000,000.

The minimum initial investment amount for Class D Shares is $1,000.

Allocation Breakdown‡

Banking & Finance	35.1%
Industrials	34.5%
Utilities	14.0%
U.S. Treasury Obligations	3.8%
Short-Term Instruments	2.5%
Other	10.1%
‡	% of Total Investments as of 09/30/09

Average Annual Total Return for the period ended September 30, 2009
	6 Months*	1 Year	5 Years	Fund Inception (04/28/00)
PIMCO Investment Grade Corporate Bond Fund Institutional Class	19.14%	24.50%	6.55%	8.40%
PIMCO Investment Grade Corporate Bond Fund Class P	19.08%	24.38%	6.45%	8.29%
PIMCO Investment Grade Corporate Bond Fund Administrative Class	18.98%	24.19%	6.28%	8.13%
PIMCO Investment Grade Corporate Bond Fund Class D	18.90%	24.02%	6.13%	7.97%
Barclays Capital Credit Investment Grade Index	16.94%	19.49%	4.72%	6.88%	**
Lipper Intermediate Investment Grade Debt Funds Average	11.46%	11.65%	3.87%	5.63%	**

* Cumulative return. All Fund returns are net of fees and expenses.

** Average annual total return since 04/30/00.

Performance quoted represents past performance. Past performance is no guarantee of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Shares may be worth more or less than original cost when redeemed. Until 05/01/09, a redemption fee of 2% may have applied to shares that are redeemed or exchanged within 7 days of acquisition. Performance shown does not reflect any applicable redemption fees and would be lower if it did. Redemption fees are paid to and retained by the Fund and are not sales charges. Effective 05/01/09, the Fund no longer imposes a redemption fee. The Fund’s total annual operating expense ratio as stated in the Fund’s current Institutional Class, Class P, Administrative Class and Class D prospectus dated 10/01/09, as supplemented to date, is 0.50% for the Institutional Class shares, 0.60% for the Class P shares, 0.75% for the Administrative Class shares and 0.90% for the Class D shares. Details regarding any Fund’s redemption fees or operating expenses can be found in the Fund’s prospectus. Performance data current to the most recent month-end is available at www.pimco-funds.com or by calling (800) 927-4648.

Expense Example	Actual Performance				Hypothetical Performance
					(5% return before expenses)
	Institutional Class	Class P	Administrative Class	Class D	Institutional Class	Class P	Administrative Class	Class D
Beginning Account Value (04/01/09)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (09/30/09)	$1,191.37	$1,190.80	$1,189.84	$1,189.04	$1,022.56	$1,022.06	$1,021.31	$1,020.56
Expenses Paid During Period†	$2.75	$3.30	$4.12	$4.94	$2.54	$3.04	$3.80	$4.56

† For each class of the Fund, expenses are equal to the net annualized expense ratio for the class (0.50% for Institutional Class, 0.60% for Class P, 0.75% for Administrative Class and 0.90% for Class D), multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Please refer to page 5 herein for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO Investment Grade Corporate Bond Fund seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of investment-grade corporate fixed-income securities of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements.

»	An above-index duration (or sensitivity to changes in market interest rates) position detracted from performance as U.S. yields trended higher over the period.

»	An above-benchmark allocation to the banking sector, which outperformed the benchmark index, contributed to the Fund’s returns.

»	A below-index exposure to the Real Estate Investment Trust (“REIT”) sector, which performed relatively well compared to the benchmark index, detracted from relative performance.

»	The Fund’s greater-than-index allocation to natural gas pipeline issues added to returns as this sector outperformed the benchmark index over the period.

»	An overweight position in the energy sector detracted from returns as energy sector bonds underperformed the benchmark index over the period.

»	An underweight exposure to insurance bonds detracted from returns as this sector outperformed the benchmark index over the period.

»	A below-benchmark allocation to technology securities benefited performance as the sector underperformed the Fund’s benchmark index.

10	PIMCO Funds	Credit Bond Funds

PIMCO Long-Term Credit Fund

Institutional Class	PTCIX

Cumulative Returns Through September 30, 2009

The minimum initial investment amount for Institutional Class Shares is $5,000,000.

Allocation Breakdown‡

Corporate Bonds & Notes	86.3%
Municipal Bonds & Notes	4.7%
Sovereign Issues	4.1%
Short-Term Instruments	2.0%
Foreign Currency-Denominated Issues	1.4%
Other	1.5%
‡	% of Total Investments as of 09/30/09

Cumulative Total Return for the period ended September 30, 2009
Fund Inception (03/31/09)
PIMCO Long-Term Credit Fund Institutional Class	20.51%
Barclays Capital U.S. Long Credit Index	26.43%
Lipper General Bond Funds Average	11.69%

* Cumulative return. All Fund returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is no guarantee of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Shares may be worth more or less than original cost when redeemed. The Fund’s total annual operating expense ratio as stated in the Fund’s current Institutional Class prospectus dated 10/01/09, as supplemented to date, is 0.55% for the Institutional Class shares. Details regarding any Fund’s redemption fees or operating expenses can be found in the Fund’s prospectus. Performance data current to the most recent month-end is available at www.pimco-funds.com or by calling (800) 927-4648.

Expense Example	Actual Performance	Hypothetical Performance
		(5% return before expenses)
	Institutional Class	Institutional Class
Beginning Account Value (04/01/09)	$1,000.00	$1,000.00
Ending Account Value (09/30/09)	$1,205.06	$1,022.31
Expenses Paid During Period†	$3.04	$2.79

† Expenses are equal to the net annualized expense ratio of 0.55% for Institutional Class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). The annualized expense ratio of 0.55% for Institutional Class reflects net annualized expenses after application of an expense waiver of 0.02%.

Please refer to page 5 herein for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO Long-Term Credit Fund seeks total return, which exceeds that of its benchmark, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of fixed-income instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements.

»	The Fund was launched on March 31, 2009.

»	An above-index duration (or sensitivity to changes in market interest rates) position detracted from performance as U.S. long-term yields trended higher over the period.

»	An above-benchmark allocation to the banking sector, which outperformed, contributed to the Fund’s returns.

»	A below-benchmark exposure to the cyclical consumer sector, which performed relatively well compared to the benchmark index, detracted from relative performance.

»	The Fund’s greater-than-index allocation to natural gas pipeline issues added to returns as this sector outperformed the benchmark index over the period.

»	An overweight position in the energy sector detracted from returns as these bonds underperformed the benchmark index over the period.

»	An underweight exposure to insurance bonds detracted from returns as this sector outperformed the benchmark index over the period.

»	A below-benchmark allocation to technology securities benefited performance as the sector underperformed the benchmark index.

Semiannual Report	September 30, 2009	11

Benchmark Descriptions

Index	Description

1/3 each-Barclays Capital Global Aggregate Credit Component, BofA Merrill Lynch Global High Yield BB-B Rated Constrained, JPMorgan EMBI Global; All USD Hedged	1/3 each-Barclays Capital Global Aggregate Credit Component, BofA Merrill Lynch Global High Yield BB-B Rated Constrained, JPMorgan EMBI Global; All USD Hdgd: The benchmark is an equally weighted blend of the following three indices: Barclays Capital Global Aggregate-Credit Component Hedged USD, BofA Merrill Lynch Global High Yield, BB-B Rated, Constrained Index, JPMorgan EMBI Global. The Barclays Capital Global Aggregate Index-Credit Component Hedged USD provides a broad-based measure of the global investment-grade fixed income markets. The index does not reflect deduction for fees, expenses or taxes. Prior to November 1, 2008, this index was published by Lehman Brothers. The BofA Merrill Lynch Global High Yield BB-B Rated Constrained Index tracks the performance of below investment grade bonds of corporate issuers domiciled in countries having an investment grade foreign currency long term debt rating (based on a composite of Moody’s, S&P, and Fitch). The Index includes bonds denominated in U.S. Dollars, Canadian dollars, sterling, euro (or euro legacy currency), but excludes all multi-currency denominated bonds. Bonds must be rated below investment grade but at least B3 based on a composite of Moody’s, S&P, and Fitch. Qualifying bonds are capitalization-weighted provided the total allocation to an individual issuer (defined by Bloomberg tickers) does not exceed 2%. Issuers that exceed the limit are reduced to 2% and the face value of each of their bonds is adjusted on a pro-rata basis. Similarly, the face value of bonds of all other issuers that fall below the 2% cap are increased on a pro-rata basis. The index is re-balanced on the last calendar day of the month. Prior to September 25th, 2009, the BofA Merrill Lynch Indices were known as the Merrill Lynch Indices. JPMorgan EMBI Global tracks total returns for U.S. dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities. Brady bonds, loans, Eurobonds and local market instruments. This index only tracks the particular region or country. It is not possible to invest directly in an unmanaged index.

3 Month LIBOR Index	3 Month LIBOR Index. LIBOR (London Intrabank Offered Rate) is an average interest rate, determined by the British Bankers Association, that banks charge one another for the use of short-term money (3 months) in England’s Eurodollar market. It is not possible to invest directly in an unmanaged index.

Barclays Capital Credit Investment Grade Index	Barclays Capital Credit Investment Grade Index is an unmanaged index comprised of publicly issued U.S. corporate and specified non-U.S. debentures and secured notes that meet the specified maturity, liquidity, and quality requirements. To qualify, bonds must be SEC-registered. It is not possible to invest directly in an unmanaged index. Prior to November 1, 2008, this index was published by Lehman Brothers.

Barclays Capital Global Credit Hedged USD Index	Barclays Capital Global Credit Hedged USD contains investment grade and high yield credit securities from the Multiverse represented in US Dollars on a hedged basis, (Multiverse is the merger of two groups: the Global Aggregate and the Global High Yield). It is not possible to invest directly in an unmanaged index. Prior to November 1, 2008, this index was published by Lehman Brothers.

Barclays Capital Municipal Bond Index	Barclays Capital Municipal Bond Index consists of a broad selection of investment- grade general obligation and revenue bonds of maturities ranging from one year to 30 years. It is an unmanaged index representative of the tax-exempt bond market. The index is made up of all investment grade municipal bonds issued after December 31, 1990 having a remaining maturity of at least one year. It is not possible to invest directly in an unmanaged index. Prior to November 1, 2008, this index was published by Lehman Brothers.

Barclays Capital U.S. Aggregate Index	Barclays Capital U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis. It is not possible to invest directly in an unmanaged index. Prior to November 1, 2008, this index was published by Lehman Brothers.

Barclays Capital U.S. Long Credit Index	Barclays Capital U.S. Long Credit Index includes both corporate and non-corporate sectors with maturities equal to or greater than 10 years. The corporate sectors are Industrial, Utility, and Finance, which include both U.S. and non-U.S. corporations. The non-corporate sectors are Sovereign, Supranational, Foreign Agency, and Foreign Local Government. It is not possible to invest directly in an unmanaged index. Prior to November 1, 2008, this index was published by Lehman Brothers.

12	PIMCO Funds	Credit Bond Funds

Index	Description

Barclays Capital U.S. TIPS Index	Barclays Capital U.S. TIPS Index is an unmanaged market index comprised of all U.S. Treasury Inflation Protected Securities rated investment grade (Baa3 or better), have at least one year to final maturity, and at least $250 million par amount outstanding. Performance data for this index prior to October 1997 represents returns of the Barclays Capital Inflation Notes Index. It is not possible to invest directly in an unmanaged index. Prior to November 1, 2008, this index was published by Lehman Brothers.

Blend of the following three indices at constant .25 year duration: 1/3 each-Barclays Capital Global Aggregate Credit Component, BofA Merrill Lynch Global High Yield BB-B Rated Constrained, JPMorgan EMBI Global; All USD Hedged	Blend of the following three indices at constant 0.25 year duration: 1/3 each-Barclays Capital Global Aggregate Credit Component, BofA Merrill Lynch Global High Yield BB-B Rated Constrained, JPMorgan EMBI Global; All USD Hdgd: The benchmark is an equally weighted blend of the following three indices at constant 0.25 year duration: Barclays Capital Global Aggregate Credit Index, BofA Merrill Lynch Global High Yield, BB-B Rated Constrained Index, JPMorgan EMBI Global; all USD hedged. The Barclays Capital Global Aggregate Credit Index provides a broad-based measure of the global investment-grade fixed income markets. The index does not reflect deduction for fees, expenses or taxes. The BofA Merrill Lynch Global High Yield, BB-B Rated Constrained Index tracks the performance of below investment grade bonds of corporate issuers domiciled in countries having an investment grade foreign currency long term debt rating (based on a composite of Moody’s, S&P, and Fitch). The Index includes bonds denominated in U.S. Dollars, Canadian dollars, sterling, euro (or euro legacy currency), but excludes all multi-currency denominated bonds. Bonds must be rated below investment grade but at least B3 based on a composite of Moody’s, S&P, and Fitch. Qualifying bonds are capitalization-weighted provided the total allocation to an individual issuer (defined by Bloomberg tickers) does not exceed 2%. Issuers that exceed the limit are reduced to 2% and the face value of each of their bonds is adjusted on a pro-rata basis. Similarly, the face value of bonds of all other issuers that fall below the 2% cap are increased on a pro-rata basis. The index is re-balanced on the last calendar day of the month. JPMorgan EMBI Global tracks total returns for U.S. dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities. Brady bonds, loans, Eurobonds and local market instruments. This index only tracks the particular region or country. Prior to September 25, 2009, the BofA Merrill Lynch Indices were known as the Merrill Lynch Indices.

BofA Merrill Lynch All Convertibles Index	BofA Merrill Lynch All Convertibles is an unmanaged index market comprised of convertible bonds and preferred securities. It is not possible to invest directly in an unmanaged index. Prior to September 25, 2009, the BofA Merrill Lynch Indices were known as the Merrill Lynch Indices.

BofA Merrill Lynch U.S. High Yield, BB-B Rated, Constrained Index	BofA Merrill Lynch U.S. High Yield, BB-B Rated, Constrained Index tracks the performance of BB-B Rated U.S. Dollar-denominated corporate bonds publicly issued in the U.S. domestic market. Qualifying bonds are capitalization-weighted provided the total allocation to an individual issuer (defined by Bloomberg tickers) does not exceed 2%. Issuers that exceed the limit are reduced to 2% and the face value of each of their bonds is adjusted on a pro-rata basis. Similarly, the face value of bonds of all other issuers that fall below the 2% cap are increased on a pro-rata basis. It is not possible to invest directly in an unmanaged index. Prior to September 25, 2009, the BofA Merrill Lynch Indices were known as the Merrill Lynch Indices.

Dow Jones-UBS Commodity Index Total Return	Dow Jones-UBS Commodity Index Total Return is an unmanaged index composed of futures contracts on 19 physical commodities. The index is designed to be a highly liquid and diversified benchmark for commodities as an asset class. It is not possible to invest directly in an unmanaged index.

MSCI World Index	The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. As of June 2007 the MSCI World Index consisted of the following 23 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States. It is not possible to invest directly in an unmanaged index.

S&P 500 Index	S&P 500 Index is an unmanaged market index generally considered representative of the stock market as a whole. The Index focuses on the large-cap segment of the U.S. equities market. It is not possible to invest directly in an unmanaged index.

Semiannual Report	September 30, 2009	13

Financial Highlights

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (a)	Net Realized/ Unrealized Gain (Loss) on Investments	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Basis Return of Capital

Convertible Fund
Institutional Class
09/30/2009+	$8.31	$0.29	$3.39	$3.68	$(0.21)	$0.00	$0.00
03/31/2009	13.07	0.32	(4.83)	(4.51)	(0.25)	0.00	0.00
03/31/2008	13.74	0.28	(0.70)	(0.42)	(0.25)	0.00	0.00
03/31/2007	12.62	0.21	1.45	1.66	(0.54)	0.00	0.00
03/31/2006	11.94	0.11	0.91	1.02	(0.34)	0.00	0.00
03/31/2005	12.04	0.11	0.14	0.25	(0.35)	0.00	0.00
Administrative Class
09/30/2009+	8.51	0.35	3.42	3.77	(0.21)	0.00	0.00
03/31/2009	13.36	0.31	(4.96)	(4.65)	(0.20)	0.00	0.00
03/31/2008	14.04	0.23	(0.70)	(0.47)	(0.21)	0.00	0.00
03/31/2007	12.89	0.18	1.47	1.65	(0.50)	0.00	0.00
03/31/2006	12.19	0.08	0.93	1.01	(0.31)	0.00	0.00
03/31/2005	12.24	(0.05)	0.28	0.23	(0.28)	0.00	0.00

Diversified Income Fund
Institutional Class
09/30/2009+	$8.51	$0.27	$1.93	$2.20	$(0.32)	$0.00	$0.00
03/31/2009	10.71	0.58	(1.94)	(1.36)	(0.63)	(0.21)	0.00
03/31/2008	11.13	0.63	(0.36)	0.27	(0.67)	(0.02)	0.00
03/31/2007	11.01	0.60	0.30	0.90	(0.63)	(0.15)	0.00
03/31/2006	10.87	0.59	0.26	0.85	(0.60)	(0.11)	0.00
03/31/2005	10.84	0.54	0.09	0.63	(0.55)	(0.05)	0.00
Class P
09/30/2009+	8.51	0.27	1.93	2.20	(0.32)	0.00	0.00
04/30/2008 - 03/31/2009	10.88	0.52	(2.12)	(1.60)	(0.56)	(0.21)	0.00
Administrative Class
09/30/2009+	8.51	0.26	1.93	2.19	(0.31)	0.00	0.00
03/31/2009	10.71	0.56	(1.95)	(1.39)	(0.60)	(0.21)	0.00
03/31/2008	11.13	0.60	(0.36)	0.24	(0.64)	(0.02)	0.00
03/31/2007	11.01	0.57	0.30	0.87	(0.60)	(0.15)	0.00
03/31/2006	10.87	0.56	0.26	0.82	(0.57)	(0.11)	0.00
10/29/2004 - 03/31/2005	10.98	0.21	(0.05)	0.16	(0.22)	(0.05)	0.00
Class D
09/30/2009+	8.51	0.25	1.93	2.18	(0.30)	0.00	0.00
03/31/2009	10.71	0.54	(1.94)	(1.40)	(0.59)	(0.21)	0.00
03/31/2008	11.13	0.59	(0.37)	0.22	(0.62)	(0.02)	0.00
03/31/2007	11.01	0.55	0.30	0.85	(0.58)	(0.15)	0.00
03/31/2006	10.87	0.54	0.26	0.80	(0.55)	(0.11)	0.00
03/31/2005	10.84	0.49	0.10	0.59	(0.51)	(0.05)	0.00

+	Unaudited
*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)	Effective October 1, 2004, the administrative fee was reduced by 0.05% to an annual rate of 0.45%.

14	PIMCO Funds	Credit Bond Funds	See Accompanying Notes

Total Distributions	Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

$(0.21)	$11.78	44.41%	$426,265	0.66	%*	0.66	%*	0.65	%*	0.65	%*	5.79	%*	131%
(0.25)	8.31	(35.02)	994,199	0.66		0.66		0.65		0.65		3.51		98
(0.25)	13.07	(3.16)	333,851	0.76		0.76		0.65		0.65		1.99		149
(0.54)	13.74	13.45	59,765	0.74		0.74		0.65		0.65		1.64		78
(0.34)	12.62	8.70	53,838	0.65		0.65		0.65		0.65		0.93		71
(0.35)	11.94	2.08	58,894	0.66		0.66		0.65		0.65		0.91		118

(0.21)	12.07	44.39	29,333	0.91	*	0.91	*	0.90	*	0.90	*	6.38	*	131
(0.20)	8.51	(35.24)	2,989	0.91		0.91		0.90		0.90		2.64		98
(0.21)	13.36	(3.42)	12	1.05		1.05		0.90		0.90		1.63		149
(0.50)	14.04	13.12	13	0.99		0.99		0.90		0.90		1.39		78
(0.31)	12.89	8.43	11	0.90		0.90		0.90		0.90		0.68		71
(0.28)	12.19	1.85	10	0.95		0.95		0.90		0.90		(0.44)		118

$(0.32)	$10.39	26.21%	$2,375,813	0.78	%*	0.78	%*	0.75	%*	0.75	%*	5.74	%*	117%
(0.84)	8.51	(12.92)	1,749,358	0.79		0.79		0.75		0.75		6.09		244
(0.69)	10.71	2.50	2,113,025	0.83		0.83		0.75		0.75		5.79		234
(0.78)	11.13	8.42	2,155,586	0.75		0.75		0.75		0.75		5.43		190
(0.71)	11.01	7.94	1,415,321	0.75		0.75		0.75		0.75		5.28		128
(0.60)	10.87	5.99	897,441	0.75		0.75		0.75		0.75		4.97		44

(0.32)	10.39	26.15	7,221	0.88	*	0.88	*	0.85	*	0.85	*	5.42	*	117
(0.77)	8.51	(14.81)	8	(0.89	)*	(0.89	)*	0.85	*	0.85	*	6.07	*	244

(0.31)	10.39	26.05	5,410	1.03	*	1.03	*	1.00	*	1.00	*	5.49	*	117
(0.81)	8.51	(13.14)	4,062	1.04		1.04		1.00		1.00		5.88		244
(0.66)	10.71	2.25	4,759	1.08		1.08		1.00		1.00		5.54		234
(0.75)	11.13	8.14	4,818	1.00		1.00		1.00		1.00		5.17		190
(0.68)	11.01	7.67	4,020	1.00		1.00		1.00		1.00		5.02		128
(0.27)	10.87	1.35	3,603	1.00	*	1.00	*	1.00	*	1.00	*	4.61	*	44

(0.30)	10.39	25.96	30,392	1.18	*	1.18	*	1.15	*	1.15	*	5.31	*	117
(0.80)	8.51	(13.26)	18,412	1.19		1.19		1.15		1.15		5.67		244
(0.64)	10.71	2.10	28,357	1.23		1.23		1.15		1.15		5.39		234
(0.73)	11.13	7.99	31,332	1.15		1.15		1.15		1.15		5.01		190
(0.66)	11.01	7.50	36,509	1.15		1.15		1.15		1.15		4.87		128
(0.56)	10.87	5.53	25,615	1.17	(b)	1.17	(b)	1.17	(b)	1.17	(b)	4.52		44

Semiannual Report	September 30, 2009	15

Financial Highlights  (Cont.)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (a)	Net Realized/ Unrealized Gain (Loss) on Investments	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Basis Return of Capital

Floating Income Fund
Institutional Class
09/30/2009+	$7.00	$0.21	$1.54	$1.75	$(0.25)	$0.00	$0.00
03/31/2009	9.05	0.44	(2.03)	(1.59)	0.00	0.00	(0.46)
03/31/2008	10.55	0.55	(1.27)	(0.72)	(0.64)	(0.12)	(0.02)
03/31/2007	10.39	0.53	0.32	0.85	(0.64)	(0.05)	0.00
03/31/2006	10.17	0.42	0.31	0.73	(0.48)	(0.03)	0.00
07/30/2004 - 03/31/2005	10.00	0.19	0.19	0.38	(0.21)	0.00	0.00
Class P
09/30/2009+	7.00	0.23	1.51	1.74	(0.24)	0.00	0.00
04/30/2008 - 03/31/2009	9.43	0.38	(2.40)	(2.02)	0.00	0.00	(0.41)
Administrative Class
09/30/2009+	7.00	0.21	1.53	1.74	(0.24)	0.00	0.00
03/31/2009	9.05	0.41	(2.02)	(1.61)	0.00	0.00	(0.44)
03/31/2008	10.55	0.52	(1.26)	(0.74)	(0.62)	(0.12)	(0.02)
03/31/2007	10.39	0.51	0.32	0.83	(0.62)	(0.05)	0.00
12/31/2005 - 03/31/2006	10.33	0.11	0.08	0.19	(0.13)	0.00	0.00
Class D
09/30/2009+	7.00	0.20	1.53	1.73	(0.23)	0.00	0.00
03/31/2009	9.05	0.41	(2.03)	(1.62)	0.00	0.00	(0.43)
03/31/2008	10.55	0.52	(1.28)	(0.76)	(0.60)	(0.12)	(0.02)
03/31/2007	10.39	0.48	0.33	0.81	(0.60)	(0.05)	0.00
03/31/2006	10.17	0.38	0.31	0.69	(0.44)	(0.03)	0.00
07/30/2004 - 03/31/2005	10.00	0.16	0.19	0.35	(0.18)	0.00	0.00

+	Unaudited
*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the year or period.

16	PIMCO Funds	Credit Bond Funds	See Accompanying Notes

Total Distributions	Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$(0.25)	$8.50	25.25%	$362,401	0.55	%*	0.55	%*	0.55	%*	0.55	%*	5.39	%*	178%
(0.46)	7.00	(18.10)	622,953	0.63		0.63		0.55		0.55		5.25		245
(0.78)	9.05	(7.27)	1,527,238	0.56		0.56		0.55		0.55		5.42		111
(0.69)	10.55	8.48	4,578,703	0.55		0.55		0.55		0.55		5.05		138
(0.51)	10.39	7.42	1,047,389	0.55		0.55		0.55		0.55		4.03		83
(0.21)	10.17	3.87	723,725	0.55	*	0.55	*	0.55	*	0.55	*	2.81	*	18

(0.24)	8.50	25.18	3,831	0.65	*	0.65	*	0.65	*	0.65	*	5.58	*	178
(0.41)	7.00	(21.44)	8	0.73	*	0.73	*	0.65	*	0.65	*	5.21	*	245

(0.24)	8.50	25.13	10	0.80	*	0.80	*	0.80	*	0.80	*	5.25	*	178
(0.44)	7.00	(18.30)	8	0.88		0.88		0.80		0.80		5.07		245
(0.76)	9.05	(7.48)	9	0.81		0.81		0.80		0.80		4.98		111
(0.67)	10.55	8.21	10,754	0.80		0.80		0.80		0.80		4.82		138
(0.13)	10.39	1.84	10	0.80	*	0.80	*	0.80	*	0.80	*	4.45	*	83

(0.23)	8.50	25.00	26,148	0.95	*	0.95	*	0.95	*	0.95	*	5.05	*	178
(0.43)	7.00	(18.42)	17,493	1.03		1.03		0.95		0.95		4.90		245
(0.74)	9.05	(7.62)	37,762	0.96		0.96		0.95		0.95		5.05		111
(0.65)	10.55	8.04	147,775	0.95		0.95		0.95		0.95		4.57		138
(0.47)	10.39	6.98	82,794	0.95		0.95		0.95		0.95		3.70		83
(0.18)	10.17	3.54	43,347	0.95	*	0.95	*	0.95	*	0.95	*	2.30	*	18

Semiannual Report	September 30, 2009	17

Financial Highlights  (Cont.)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (a)	Net Realized/ Unrealized Gain (Loss) on Investments	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Basis Return of Capital

High Yield Fund
Institutional Class
09/30/2009+	$6.56	$0.34	$1.93	$2.27	$(0.35)	$0.00	$0.00
03/31/2009	9.20	0.66	(2.62)	(1.96)	(0.59)	0.00	(0.09)
03/31/2008	9.94	0.68	(0.70)	(0.02)	(0.71)	(0.01)	0.00
03/31/2007	9.77	0.69	0.18	0.87	(0.69)	(0.01)	0.00
03/31/2006	9.70	0.71	0.08	0.79	(0.72)	0.00	0.00
03/31/2005	9.69	0.67	0.02	0.69	(0.68)	0.00	0.00
Class P
09/30/2009+	6.56	0.35	1.92	2.27	(0.35)	0.00	0.00
04/30/2008 - 03/31/2009	9.49	0.57	(2.89)	(2.32)	(0.55)	0.00	(0.06)
Administrative Class
09/30/2009+	6.56	0.33	1.93	2.26	(0.34)	0.00	0.00
03/31/2009	9.20	0.65	(2.63)	(1.98)	(0.57)	0.00	(0.09)
03/31/2008	9.94	0.66	(0.71)	(0.05)	(0.68)	(0.01)	0.00
03/31/2007	9.77	0.66	0.18	0.84	(0.66)	(0.01)	0.00
03/31/2006	9.70	0.68	0.08	0.76	(0.69)	0.00	0.00
03/31/2005	9.69	0.64	0.02	0.66	(0.65)	0.00	0.00
Class D
09/30/2009+	6.56	0.33	1.93	2.26	(0.34)	0.00	0.00
03/31/2009	9.20	0.63	(2.62)	(1.99)	(0.58)	0.00	(0.07)
03/31/2008	9.94	0.65	(0.71)	(0.06)	(0.67)	(0.01)	0.00
03/31/2007	9.77	0.65	0.18	0.83	(0.65)	(0.01)	0.00
03/31/2006	9.70	0.67	0.08	0.75	(0.68)	0.00	0.00
03/31/2005	9.69	0.63	0.02	0.65	(0.64)	0.00	0.00

+	Unaudited
*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)	Effective October 1, 2008, the Fund’s supervisory and administrative fee was increased by 0.05% to 0.30%.
(c)	Effective October 1, 2008, the Fund’s supervisory and administrative fee was increased by 0.05% to 0.40%.

18	PIMCO Funds	Credit Bond Funds	See Accompanying Notes

Total Distributions	Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$(0.35)	$8.48	35.18%	$4,512,627	0.57	%*	0.57	%*	0.55	%*	0.55	%*	8.95	%*	97%
(0.68)	6.56	(22.05)	4,134,522	0.53	(b)	0.53	(b)	0.52	(b)	0.52	(b)	8.48		354
(0.72)	9.20	(0.31)	4,006,599	0.51		0.51		0.50		0.50		7.12		187
(0.70)	9.94	9.19	4,237,307	0.50		0.50		0.50		0.50		7.04		75
(0.72)	9.77	8.38	3,890,064	0.50		0.50		0.50		0.50		7.25		105
(0.68)	9.70	7.30	2,977,651	0.50		0.50		0.50		0.50		6.87		62

(0.35)	8.48	35.11	110,916	0.67	*	0.67	*	0.65	*	0.65	*	8.92	*	97
(0.61)	6.56	(24.98)	30,272	0.64	*(c)	0.64	*(c)	0.63	*(c)	0.63	*(c)	9.05	*	354

(0.34)	8.48	35.01	633,659	0.82	*	0.82	*	0.80	*	0.80	*	8.70	*	97
(0.66)	6.56	(22.24)	615,431	0.78	(b)	0.78	(b)	0.77	(b)	0.77	(b)	8.17		354
(0.69)	9.20	(0.55)	852,327	0.76		0.76		0.75		0.75		6.88		187
(0.67)	9.94	8.93	900,832	0.75		0.75		0.75		0.75		6.81		75
(0.69)	9.77	8.11	737,876	0.75		0.75		0.75		0.75		6.98		105
(0.65)	9.70	7.03	670,763	0.75		0.75		0.75		0.75		6.61		62

(0.34)	8.48	34.94	631,747	0.92	*	0.92	*	0.90	*	0.90	*	8.61	*	97
(0.65)	6.56	(22.33)	509,635	0.91		0.91		0.90		0.90		8.22		354
(0.68)	9.20	(0.70)	370,463	0.91		0.91		0.90		0.90		6.73		187
(0.66)	9.94	8.75	434,491	0.90		0.90		0.90		0.90		6.64		75
(0.68)	9.77	7.94	452,885	0.90		0.90		0.90		0.90		6.83		105
(0.64)	9.70	6.87	379,961	0.90		0.90		0.90		0.90		6.47		62

Semiannual Report	September 30, 2009	19

Financial Highlights  (Cont.)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (a)	Net Realized/ Unrealized Gain (Loss) on Investments	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Basis Return of Capital

Investment Grade Corporate Bond Fund
Institutional Class
09/30/2009+	$9.66	$0.30	$1.53	$1.83	$(0.32)	$0.00	$0.00
03/31/2009	10.44	0.52	(0.74)	(0.22)	(0.52)	(0.04)	0.00
03/31/2008	10.37	0.53	0.11	0.64	(0.54)	(0.03)	0.00
03/31/2007	10.17	0.50	0.22	0.72	(0.50)	(0.02)	0.00
03/31/2006	10.38	0.46	(0.19)	0.27	(0.47)	(0.01)	0.00
03/31/2005	10.86	0.43	(0.28)	0.15	(0.43)	(0.20)	0.00
Class P
09/30/2009+	9.66	0.30	1.52	1.82	(0.31)	0.00	0.00
04/30/2008 - 03/31/2009	10.51	0.45	(0.80)	(0.35)	(0.46)	(0.04)	0.00
Administrative Class
09/30/2009+	9.66	0.29	1.52	1.81	(0.30)	0.00	0.00
03/31/2009	10.44	0.50	(0.74)	(0.24)	(0.50)	(0.04)	0.00
03/31/2008	10.37	0.50	0.11	0.61	(0.51)	(0.03)	0.00
03/31/2007	10.17	0.47	0.23	0.70	(0.48)	(0.02)	0.00
03/31/2006	10.38	0.43	(0.18)	0.25	(0.45)	(0.01)	0.00
03/31/2005	10.86	0.41	(0.28)	0.13	(0.41)	(0.20)	0.00
Class D
09/30/2009+	9.66	0.28	1.53	1.81	(0.30)	0.00	0.00
03/31/2009	10.44	0.50	(0.76)	(0.26)	(0.48)	(0.04)	0.00
03/31/2008	10.37	0.48	0.12	0.60	(0.50)	(0.03)	0.00
03/31/2007	10.17	0.45	0.23	0.68	(0.46)	(0.02)	0.00
03/31/2006	10.38	0.42	(0.19)	0.23	(0.43)	(0.01)	0.00
07/30/2004 - 03/31/2005	10.47	0.24	0.13	0.37	(0.26)	(0.20)	0.00

Long-Term Credit Fund
Institutional Class
09/30/2009+	$10.00	$0.31	$1.72	$2.03	$(0.28)	$0.00	$0.00
03/31/2009 - 03/31/2009	10.00	0.00	0.00	0.00	0.00	0.00	0.00

+	Unaudited
*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the year or period.

20	PIMCO Funds	Credit Bond Funds	See Accompanying Notes

Total Distributions	Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

$(0.32)	$11.17	19.14%	$5,228,573	0.50	%*	0.50	%*	0.50	%*	0.50	%*	5.68	%*	170%
(0.56)	9.66	(2.03)	3,117,364	0.50		0.50		0.50		0.50		5.28		348
(0.57)	10.44	6.35	48,596	0.57		0.57		0.50		0.50		5.10		115
(0.52)	10.37	7.25	36,725	0.50		0.50		0.50		0.50		4.84		98
(0.48)	10.17	2.59	30,998	0.50		0.50		0.50		0.50		4.42		168
(0.63)	10.38	1.41	30,319	0.50		0.50		0.50		0.50		4.11		57

(0.31)	11.17	19.08	167,567	0.60	*	0.60	*	0.60	*	0.60	*	5.49	*	170
(0.50)	9.66	(3.24)	10	0.60	*	0.60	*	0.60	*	0.60	*	4.97	*	348

(0.30)	11.17	18.98	15,843	0.75	*	0.75	*	0.75	*	0.75	*	5.41	*	170
(0.54)	9.66	(2.26)	6,183	0.75		0.75		0.75		0.75		5.10		348
(0.54)	10.44	6.04	619	0.83		0.83		0.75		0.75		4.79		115
(0.50)	10.37	7.00	288	0.75		0.75		0.75		0.75		4.61		98
(0.46)	10.17	2.33	1,137	0.75		0.75		0.75		0.75		4.17		168
(0.61)	10.38	1.16	935	0.75		0.75		0.75		0.75		3.87		57

(0.30)	11.17	18.90	305,008	0.90	*	0.90	*	0.90	*	0.90	*	5.27	*	170
(0.52)	9.66	(2.42)	191,774	0.90		0.90		0.90		0.90		5.13		348
(0.53)	10.44	5.93	5,482	0.98		0.98		0.90		0.90		4.67		115
(0.48)	10.37	6.83	2,219	0.90		0.90		0.90		0.90		4.43		98
(0.44)	10.17	2.17	1,150	0.90		0.90		0.90		0.90		4.01		168
(0.46)	10.38	3.48	166	0.90	*	0.90	*	0.90	*	0.90	*	3.48	*	57

$(0.28)	$11.75	20.51%	$1,258,714	0.55	%*	0.57	%*	0.55	%*	0.57	%*	5.51	%*	118%
0.00	10.00	0.00	13,120	0.55	*	0.55	*	0.55	*	0.55	*	(0.55	)*	0

Semiannual Report	September 30, 2009	21

Statements of Assets and Liabilities	(Unaudited) September 30, 2009

(Amounts in thousands, except per share amounts)	Convertible Fund	Diversified Income Fund	Floating Income Fund	High Yield Fund	Investment Grade Corporate Bond Fund	Long-Term Credit Fund

Assets:
Investments, at value	$445,532	$2,546,834	$558,371	$7,483,975	$6,763,928	$1,232,062
Investments in Affiliates, at value	3	102,613	2,696	17	161,330	11,149
Repurchase agreements, at value	5,198	18,647	984	105,906	4,400	3,330
Cash	0	2,907	2,430	154	21,134	1
Deposits with counterparty	107	70	0	6,177	7,015	0
Foreign currency, at value	86	10,687	1,926	12,646	20,167	3,693
Receivable for investments sold	7,260	396,673	78,364	24,811	412,923	72,231
Receivable for Fund shares sold	3,370	1,781	740	14,948	12,396	6,700
Interest and dividends receivable	5,207	35,098	5,856	153,691	93,608	19,849
Dividends receivable from Affiliates	2	31	5	17	30	2
Variation margin receivable	27	494	0	1,303	959	158
Swap premiums paid	1,973	7,958	1,665	52,073	16,483	666
Unrealized appreciation on foreign currency contracts	111	3,531	1,210	4,035	13,453	1,162
Unrealized appreciation on swap agreements	6,340	36,802	19,336	65,325	51,498	833
	475,216	3,164,126	673,583	7,925,078	7,579,324	1,351,836

Liabilities:
Payable for reverse repurchase agreements	$0	$14,189	$4,610	$313,219	$193,657	$3,505
Payable for investments purchased	7,000	350,447	107,662	9,319	671,750	85,820
Payable for investments in Affiliates purchased	2	31	2,505	17	30	2
Payable for investments purchased on a delayed-delivery basis	0	59,869	1,362	0	49,446	0
Payable for short sales	0	2,847	0	0	0	0
Deposits from counterparty	9,400	13,371	12,631	36,830	66,693	0
Payable for Fund shares redeemed	31	26,471	3,053	24,322	18,855	6
Dividends payable	0	1,213	421	11,406	4,073	0
Written options outstanding	0	1,372	199	2,770	4,767	797
Accrued related party fees	252	1,706	306	4,383	3,195	517
Variation margin payable	0	0	0	159	274	327
Swap premiums received	1,863	20,757	17,833	79,376	12,321	1,531
Unrealized depreciation on foreign currency contracts	96	3,974	2,110	5,289	4,484	335
Unrealized depreciation on swap agreements	974	35,133	14,994	43,414	9,126	270
Other liabilities	0	9	0	0	0	12
	19,618	531,389	167,686	530,504	1,038,671	93,122

Net Assets	$455,598	$2,632,737	$505,897	$7,394,574	$6,540,653	$1,258,714

Net Assets Consist of:
Paid in capital	$464,522	$2,752,602	$887,761	$8,190,309	$5,818,248	$1,158,572
Undistributed (overdistributed) net investment income	7,912	(31,657)	(13,910)	(37,716)	(9,518)	(189)
Accumulated undistributed net realized gain (loss)	(52,040)	(116,919)	(357,207)	(878,615)	147,193	17,532
Net unrealized appreciation (depreciation)	35,204	28,711	(10,747)	120,596	584,730	82,799
	$455,598	$2,632,737	$505,897	$7,394,574	$6,540,653	$1,258,714

Net Assets:
Institutional Class	$426,265	$2,375,813	$362,401	$4,512,627	$5,228,573	$1,258,714
Class P	0	7,221	3,831	110,916	167,567	0
Administrative Class	29,333	5,410	10	633,659	15,843	0
Class D	0	30,392	26,148	631,747	305,008	0
Other Classes	0	213,901	113,507	1,505,625	823,662	0

Shares Issued and Outstanding:
Institutional Class	36,172	228,706	42,626	531,876	468,179	107,078
Class P	0	695	451	13,073	15,004	0
Administrative Class	2,430	521	1	74,686	1,419	0
Class D	0	2,926	3,076	74,460	27,311	0

Net Asset Value and Redemption Price Per Share (Net Asset Per Share Outstanding)
Institutional Class	$11.78	$10.39	$8.50	$8.48	$11.17	$11.75
Class P	NA	10.39	8.50	8.48	11.17	NA
Administrative Class	12.07	10.39	8.50	8.48	11.17	NA
Class D	NA	10.39	8.50	8.48	11.17	NA

Cost of Investments Owned	$415,984	$2,527,199	$573,334	$7,418,211	$6,247,582	$1,154,248
Cost of Investments in Affiliates Owned	$3	$102,617	$2,696	$17	$161,330	$11,149
Cost of Repurchase Agreements Owned	$5,198	$18,647	$984	$105,906	$4,400	$3,330
Cost of Foreign Currency Held	$86	$10,509	$1,902	$12,652	$20,600	$3,770
Proceeds Received on Short Sales	$0	$2,835	$0	$0	$0	$0
Premiums Received on Written Options	$0	$3,977	$930	$10,079	$10,552	$1,474

22	PIMCO Funds	Credit Bond Funds	See Accompanying Notes

Statements of Operations

Six Months Ended September 30, 2009 (Unaudited)
(Amounts in thousands)	Convertible Fund	Diversified Income Fund	Floating Income Fund	High Yield Fund	Investment Grade Corporate Bond Fund	Long-Term Credit Fund

Investment Income:
Interest, net of foreign taxes*	$11,509	$73,133	$21,260	$323,640	$174,564	$15,516
Dividends	9,343	0	0	8,606	656	0
Dividends from Affiliate investments	51	148	43	279	361	41
Miscellaneous income	0	2	0	6	9	0
Total Income	20,903	73,283	21,303	332,531	175,590	15,557

Expenses:
Investment advisory fees	1,301	5,050	1,075	8,722	7,089	757
Supervisory and administrative fees	813	3,521	988	11,452	7,820	630
Distribution and/or servicing fees - Administrative Class	10	6	0	774	12	0
Distribution and/or servicing fees - Class D	0	29	28	722	297	0
Distribution and/or servicing fees - Other Classes	0	593	180	3,741	1,609	0
Trustees' fees	1	1	0	4	3	0
Organization expense	0	0	0	0	0	55
Interest expense	40	329	8	559	46	0
Miscellaneous expense	2	1	1	8	6	0
Total Expenses	2,167	9,530	2,280	25,982	16,882	1,442
Reimbursement by Manager	0	0	0	0	0	(55)
Net Expenses	2,167	9,530	2,280	25,982	16,882	1,387

Net Investment Income	18,736	63,753	19,023	306,549	158,708	14,170

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on investments	39,319	(11,125)	6,945	(51,432)	153,875	16,897
Net realized gain on Affiliate investments	59	56	39	224	263	18
Net realized gain on futures contracts, written options and swaps	17,082	3,780	15,072	18,826	15,215	636
Net realized (loss) on foreign currency transactions	(1,295)	(35,317)	(12,974)	(32,458)	(13,649)	(19)
Net change in unrealized appreciation on investments	154,039	413,678	108,064	1,736,493	633,938	77,814
Net change in unrealized (depreciation) on Affiliate investments	(27)	(9)	(5)	(56)	(79)	0
Net change in unrealized appreciation on futures contracts, written options and swaps	19,597	66,212	21,894	97,549	24,664	4,288
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	885	16,295	4,450	16,600	12,730	697
Net Gain	229,659	453,570	143,485	1,785,746	826,957	100,331

Net Increase in Net Assets Resulting from Operations	$248,395	$517,323	$162,508	$2,092,295	$985,665	$114,501

* Foreign tax withholdings	$0	$0	$0	$13	$0	$12

Semiannual Report	September 30, 2009	23

Statements of Changes in Net Assets

	Convertible Fund		Diversified Income Fund

(Amounts in thousands)	Six Months Ended September 30, 2009 (Unaudited)	Year Ended March 31, 2009	Six Months Ended September 30, 2009 (Unaudited)	Year Ended March 31, 2009

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$18,736	$25,396	$63,753	$127,773
Net realized gain (loss)	55,106	(158,546)	(42,662)	(41,140)
Net realized gain on Affiliate investments	59	25	56	1
Net change in unrealized appreciation (depreciation)	174,521	(111,005)	496,185	(398,213)
Net change in unrealized appreciation (depreciation) on Affiliate investments	(27)	27	(9)	5
Net increase (decrease) resulting from operations	248,395	(244,103)	517,323	(311,574)

Distributions to Shareholders:
From net investment income
Institutional Class	(8,486)	(9,309)	(68,315)	(124,494)
Class P	0	0	(164)	(1)
Administrative Class	(385)	(404)	(155)	(300)
Class D	0	0	(724)	(1,502)
Other Classes	0	0	(5,319)	(11,754)
From net realized capital gains
Institutional Class	0	0	0	(39,118)
Class P	0	0	0	0
Administrative Class	0	0	0	(107)
Class D	0	0	0	(490)
Other Classes	0	0	0	(4,097)
Tax basis return of capital
Institutional Class	0	0	0	0
Class P	0	0	0	0
Administrative Class	0	0	0	0
Class D	0	0	0	0
Other Classes	0	0	0	0

Total Distributions	(8,871)	(9,713)	(74,677)	(181,863)

Fund Share Transactions:
Receipts for shares sold
Institutional Class	14,148	1,263,865	472,062	408,107
Class P	0	0	9,065	10
Administrative Class	24,667	58,408	453	1,395
Class D	0	0	11,086	10,186
Other Classes	0	0	47,628	64,560
Issued as reinvestment of distributions
Institutional Class	8,439	9,418	63,193	152,057
Class P	0	0	114	1
Administrative Class	385	404	155	406
Class D	0	0	676	1,893
Other Classes	0	0	3,583	10,603
Cost of shares redeemed
Institutional Class	(827,203)	(367,684)	(309,604)	(486,533)
Class P	0	0	(2,852)	0
Administrative Class	(1,550)	(47,274)	(204)	(1,366)
Class D	0	0	(4,286)	(16,314)
Other Classes	0	0	(32,770)	(119,381)
Net increase (decrease) resulting from Fund share transactions	(781,114)	917,137	258,299	25,624

Fund Redemption Fee	0	4	29	75

Total Increase (Decrease) in Net Assets	(541,590)	663,325	700,974	(467,738)

Net Assets:
Beginning of period	997,188	333,863	1,931,763	2,399,501
End of period*	$455,598	$997,188	$2,632,737	$1,931,763

*Including undistributed (overdistributed) net investment income of:	$7,912	$(1,953)	$(31,657)	$(20,733)

24	PIMCO Funds	Credit Bond Funds	See Accompanying Notes

Floating Income Fund		High Yield Fund		Investment Grade Corporate Bond Fund		Long-Term Credit Fund

Six Months Ended September 30, 2009 (Unaudited)	Year Ended March 31, 2009	Six Months Ended September 30, 2009 (Unaudited)	Year Ended March 31, 2009	Six Months Ended September 30, 2009 (Unaudited)	Year Ended March 31, 2009	Six Months Ended September 30, 2009 (Unaudited)	Period from March 31, 2009 to March 31, 2009

$19,023	$53,205	$306,549	$521,555	$158,708	$76,830	$14,170	$0
9,043	(242,119)	(65,064)	(710,304)	155,441	4,364	17,514	0
39	3	224	30	263	32	18	0
134,408	100,099	1,850,642	(1,385,973)	671,332	(87,425)	82,799	0
(5)	5	(56)	56	(79)	79	0	0
162,508	(88,807)	2,092,295	(1,574,636)	985,665	(6,120)	114,501	0

(18,169)	0	(200,271)	(323,585)	(141,363)	(70,421)	(14,359)	0
(60)	0	(3,394)	(291)	(2,697)	0	0	0
0	0	(27,442)	(55,826)	(291)	(67)	0	0
(661)	0	(25,370)	(32,215)	(6,715)	(2,881)	0	0
(2,897)	0	(56,224)	(91,170)	(18,288)	(5,779)	0	0

0	0	0	0	0	(8,485)	0	0
0	0	0	0	0	0	0	0
0	0	0	0	0	(4)	0	0
0	0	0	0	0	(222)	0	0
0	0	0	0	0	(280)	0	0

0	(48,161)	0	(12,914)	0	0	0	0
0	(1)	0	(33)	0	0	0	0
0	0	0	(6,896)	0	0	0	0
0	(1,479)	0	(3,767)	0	0	0	0
0	(7,220)	0	(11,481)	0	0	0	0

(21,787)	(56,861)	(312,701)	(538,178)	(169,354)	(88,139)	(14,359)	0

27,377	762,157	1,086,065	2,912,191	2,414,559	3,939,312	1,134,581	13,120
3,815	10	73,644	30,930	173,858	10	0	0
0	6	118,415	356,792	9,080	5,953	0	0
10,817	17,155	241,135	512,354	143,751	228,865	0	0
30,930	39,337	270,703	472,850	457,087	518,729	0	0

17,240	46,345	159,708	270,863	130,875	76,455	14,352	0
0	0	974	23	530	0	0	0
0	0	27,007	61,346	291	71	0	0
574	1,310	23,525	33,090	6,128	2,710	0	0
2,038	4,846	38,125	67,456	12,058	3,697	0	0

(422,905)	(1,607,486)	(1,989,470)	(1,765,281)	(1,105,007)	(869,520)	(3,481)	0
(259)	0	(11,484)	(389)	(19,947)	0	0	0
0	(6)	(285,746)	(395,348)	(1,125)	(400)	0	0
(6,863)	(31,740)	(291,095)	(281,169)	(70,810)	(40,531)	0	0
(20,081)	(124,341)	(231,889)	(538,159)	(240,408)	(55,394)	0	0
(357,317)	(892,407)	(770,383)	1,737,549	1,910,920	3,809,957	1,145,452	13,120

0	5	60	946	16	29	0	0

(216,596)	(1,038,070)	1,009,271	(374,319)	2,727,247	3,715,727	1,245,594	13,120

722,493	1,760,563	6,385,303	6,759,622	3,813,406	97,679	13,120	0
$505,897	$722,493	$7,394,574	$6,385,303	$6,540,653	$3,813,406	$1,258,714	$13,120

$(13,910)	$(11,146)	$(37,716)	$(31,564)	$(9,518)	$1,128	$(189)	$0

Semiannual Report	September 30, 2009	25

Schedule of Investments  Convertible Fund

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
BANK LOAN OBLIGATIONS 0.9%

CSC Holdings, Inc.
9.750% due 08/01/2013	$2,000	$2,092

Daimler Finance North America LLC
4.250% due 08/03/2012	1,960	1,890

Verso Paper Holdings LLC
6.733% due 02/01/2013	134	39
7.483% due 02/01/2013	10	3

Total Bank Loan Obligations (Cost $4,019)		4,024

CORPORATE BONDS & NOTES 24.0%

BANKING & FINANCE 19.8%

ABN Amro North American Holding Preferred Capital Repackage Trust I
6.523% due 12/29/2049	17,100	12,833

American International Group, Inc.
0.620% due 10/18/2011	650	573
5.050% due 10/01/2015	1,500	1,113
8.250% due 08/15/2018	5,550	4,724

Barclays Bank PLC
7.434% due 09/29/2049	25,960	23,104

CIT Group, Inc.
5.125% due 09/30/2014	100	64
7.625% due 11/30/2012	50	33

Citigroup Capital XXI
8.300% due 12/21/2057	1,000	899

Citigroup Funding, Inc.
2.800% due 08/31/2012	2,000	1,910

Ford Motor Credit Co. LLC
7.500% due 08/01/2012	2,300	2,210
8.000% due 06/01/2014	5,700	5,485
12.000% due 05/15/2015	5,000	5,516

GMAC LLC
6.000% due 04/01/2011	2,700	2,529
7.250% due 03/02/2011	7,800	7,499
7.500% due 12/31/2013	2,700	2,389

Goldman Sachs Group, Inc.
6.750% due 10/01/2037	225	233

International Lease Finance Corp.
5.750% due 06/15/2011	5,000	4,556

Residential Capital LLC
8.500% due 05/15/2010	3,500	3,132

SLM Corp.
5.000% due 10/01/2013	545	434
5.375% due 05/15/2014	3,000	2,299
8.450% due 06/15/2018	8,500	6,791

UBS AG
5.750% due 04/25/2018	1,850	1,883

		90,209

INDUSTRIALS 3.5%

Allison Transmission, Inc.
11.000% due 11/01/2015	1,300	1,281

American Airlines Pass-Through Trust 2001-02
7.858% due 10/01/2011	6,000	5,993

Biomet, Inc.
11.625% due 10/15/2017	1,300	1,424

Continental Airlines, Inc.
7.339% due 04/19/2014	2,000	1,770
9.000% due 07/08/2016	3,000	3,189
9.798% due 04/01/2021	213	168

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

First Data Corp.
9.875% due 09/24/2015	$1,300	$1,207

Freescale Semiconductor, Inc.
4.174% due 12/15/2014	425	285
9.125% due 12/15/2014 (b)	499	346

		15,663

UTILITIES 0.7%

Telesat LLC
11.000% due 11/01/2015	1,700	1,819
12.500% due 11/01/2017	1,300	1,391

		3,210

Total Corporate Bonds & Notes (Cost $98,828)		109,082

CONVERTIBLE BONDS & NOTES 47.5%

BANKING & FINANCE 5.8%

Affiliated Managers Group, Inc.
3.950% due 08/15/2038	11,500	10,853

Boston Properties LP
2.875% due 02/15/2037	3,000	2,899

Citigroup Funding, Inc.
1.080% due 08/31/2012	2,000	1,845

NASDAQ OMX Group, Inc.
2.500% due 08/15/2013	1,500	1,314

National City Corp.
4.000% due 02/01/2011	9,500	9,619

		26,530

INDUSTRIALS 38.3%

Advanced Micro Devices, Inc.
6.000% due 05/01/2015	14,500	10,929

Alpha Natural Resources, Inc.
2.375% due 04/15/2015	625	616

Anixter International, Inc.
1.000% due 02/15/2013	3,150	2,839

ArvinMeritor, Inc.
4.625% due 03/01/2026	2,500	1,894

Bill Barrett Corp.
5.000% due 03/15/2028	200	190

BioMarin Pharmaceutical, Inc.
1.875% due 04/23/2017	1,300	1,368

Chesapeake Energy Corp.
2.250% due 12/15/2038	24,200	18,210
2.500% due 05/15/2037	12,000	11,025

General Cable Corp.
1.000% due 10/15/2012	3,800	3,268

Goodrich Petroleum Corp.
3.250% due 12/01/2026	6,865	6,410

Hologic, Inc.
2.000% due 12/15/2037	19,015	15,640

Host Hotels & Resorts LP
2.625% due 04/15/2027	6,125	5,658

Intel Corp.
2.950% due 12/15/2035	4,528	4,064

Interpublic Group of Cos., Inc.
4.250% due 03/15/2023	1,100	1,088

Kinross Gold Corp.
1.750% due 03/15/2028	5,000	5,406

L-1 Identity Solutions, Inc.
3.750% due 05/15/2027	2,000	1,768

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Leap Wireless International, Inc.
4.500% due 07/15/2014		$2,595	$2,125

LifePoint Hospitals, Inc.
3.500% due 05/15/2014		10,060	8,589

Linear Technology Corp.
3.000% due 05/01/2027		5,600	5,432

Massey Energy Co.
3.250% due 08/01/2015		600	480

Mylan, Inc.
1.250% due 03/15/2012		10,025	9,862

Network Appliance, Inc.
1.750% due 06/01/2013		3,000	3,263

Nortel Networks Corp.
1.750% due 04/15/2012 (a)		3,100	1,721
2.125% due 04/15/2014 (a)		6,950	3,857

NovaMed, Inc.
1.000% due 06/15/2012		2,400	2,061

Omnicare, Inc.
3.250% due 12/15/2035		3,775	2,916

Peabody Energy Corp.
4.750% due 12/15/2066		9,825	8,695

Pioneer Natural Resources Co.
2.875% due 01/15/2038		5,000	4,869

SanDisk Corp.
1.000% due 05/15/2013		4,500	3,521

Stillwater Mining Co.
1.875% due 03/15/2028		2,000	1,530

Transocean, Inc.
1.500% due 12/15/2037		15,000	14,362

Trinity Industries, Inc.
3.875% due 06/01/2036		5,500	4,084

Wright Medical Group, Inc.
2.625% due 12/01/2014		7,777	6,601

			174,341

UTILITIES 3.4%

Covanta Holding Corp.
1.000% due 02/01/2027		3,875	3,463

Penn Virginia Corp.
4.500% due 11/15/2012		9,500	8,598

Time Warner Telecom, Inc.
2.375% due 04/01/2026		3,700	3,603

			15,664

Total Convertible Bonds & Notes (Cost $195,090)			216,535

MUNICIPAL BONDS & NOTES 0.0%

Illinois State Finance Authority Sports Facilities Revenue Notes, Series 2007
9.000% due 03/01/2014		320	100

Total Municipal Bonds & Notes (Cost $320)			100

FOREIGN CURRENCY-DENOMINATED ISSUES 0.0%

CIT Group, Inc.
4.250% due 09/22/2011	EUR	100	94

Total Foreign Currency-Denominated Issues (Cost $83)			94

26	PIMCO Funds	Credit Bond Funds	See Accompanying Notes

(Unaudited) September 30, 2009

	SHARES	MARKET VALUE (000S)
CONVERTIBLE PREFERRED SECURITIES 25.1%

BANKING & FINANCE 21.1%

American International Group, Inc.
8.500% due 08/01/2011	2,506,295	$28,948

Bank of America Corp.
7.250% due 12/31/2049	14,000	11,900

CIT Group, Inc.
8.750% due 12/31/2049	324,000	2,006

KeyCorp
7.750% due 12/31/2049	170,000	14,736

Lehman Brothers Holdings, Inc.
7.250% due 12/31/2049 (a)	9,000	54

Sovereign Capital Trust IV
4.375% due 03/01/2034	256,000	7,808

Wells Fargo & Co.
7.500% due 12/31/2049	34,398	30,717

		96,169

CONSUMER SERVICES 0.3%

Simon Property Group, Inc.
6.000% due 12/31/2049	25,400	1,543

	SHARES	MARKET VALUE (000S)
ENERGY 1.9%

CMS Energy Corp.
4.500% due 12/31/2049	5,000	357

El Paso Corp.
4.990% due 12/31/2049	8,775	$8,186

		8,543

HEALTHCARE 1.8%

Schering-Plough Corp.
6.000% due 08/13/2010	34,000	8,252

Total Convertible Preferred Securities (Cost $116,455)		114,507

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 1.4%

REPURCHASE AGREEMENTS 1.1%

JPMorgan Chase Bank N.A.
0.070% due 10/01/2009	$4,000	4,000
(Dated 09/30/2009. Collateralized by U.S. Treasury Notes 3.000% due 09/30/2016 valued at $4,088. Repurchase proceeds are $4,000.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

State Street Bank and Trust Co.
0.010% due 10/01/2009	1,198	1,198
(Dated 09/30/2009. Collateralized by U.S. Treasury Bills 0.000% due 12/10/2009 valued at $1,225. Repurchase proceeds are $1,198.)

		5,198

U.S. CASH MANAGEMENT BILLS 0.1%
0.195% due 04/01/2010 (g)	$418	$418

U.S. TREASURY BILLS 0.2%
0.197% due 02/18/2010 - 03/25/2010 (c)(e)	773	772

	SHARES
SHORT-TERM FLOATING NAV PORTFOLIO (d) 0.0%
	274	3

Total Short-Term Instruments (Cost $6,390)		6,391

Total Investments 98.9% (Cost $421,185)		$450,733

Other Assets and Liabilities (Net) 1.1%		4,865

Net Assets 100.0%		$455,598

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Security is in default.
(b)	Payment in-kind bond security.
(c)	Coupon represents a weighted average rate.
(d)	Affiliated to the Fund.
(e)	Securities with an aggregate market value of $645 have been pledged as collateral for swap and swaption contracts on September 30, 2009.
(f)	The average amount of borrowings while outstanding during the period ended September 30, 2009 was $7,792 at a weighted average interest rate of 0.770%. On September 30, 2009, there were no open reverse repurchase agreements.
(g)	Securities with an aggregate market value of $418 and cash of $107 have been pledged as collateral for the following open futures contracts on September 30, 2009:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation
90-Day Eurodollar December Futures	Long	12/2010	361	$276

(h)	Swap agreements outstanding on September 30, 2009:

Credit Default Swaps on Corporate, Sovereign, and U.S. Municipal Issues - Sell Protection (1)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at September 30, 2009 (3)	Notional Amount (4)	Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
American Express Co.	DUB	5.000%	06/20/2014	1.267%	$15,000	$2,464	$1,454	$1,010
Berkshire Hathaway Finance Corp.	JPM	3.250%	03/20/2014	1.418%	5,000	384	0	384
Berkshire Hathaway Finance Corp.	MSC	3.300%	03/20/2014	1.418%	10,000	789	0	789
Chrysler Financial	DUB	5.250%	09/20/2012	6.558%	2,000	(51)	0	(51)
Freescale Semiconductor, Inc.	DUB	2.600%	12/20/2009	8.315%	1,000	(12)	0	(12)
General Electric Capital Corp.	CITI	4.050%	03/20/2014	2.029%	5,000	415	0	415
General Electric Capital Corp.	JPM	4.000%	03/20/2014	2.029%	10,000	810	0	810
HCA, Inc.	CITI	2.000%	09/20/2012	5.150%	600	(49)	0	(49)
HCA, Inc.	CITI	2.400%	06/20/2014	5.678%	400	(49)	0	(49)
MetLife, Inc.	JPM	5.000%	06/20/2014	2.251%	15,000	1,758	(207)	1,965
SLM Corp.	BOA	1.350%	06/20/2010	10.114%	1,400	(84)	0	(84)
SLM Corp.	BOA	5.000%	12/20/2010	9.802%	10,000	(524)	(875)	351
SLM Corp.	BOA	5.000%	12/20/2010	9.959%	3,000	(163)	(720)	557
SLM Corp.	DUB	5.000%	09/20/2014	8.553%	100	(12)	(11)	(1)

						$5,676	$(359)	$6,035

See Accompanying Notes	Semiannual Report	September 30, 2009	27

Schedule of Investments  Convertible Fund  (Cont.)

Credit Default Swaps on Credit Indices - Buy Protection (2)
Index/Tranches	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Notional Amount (4)	Market Value (5)	Upfront Premiums Paid/(Received)	Unrealized (Depreciation)
CDX.HY-12 5-Year Index	UBS	(5.000%	)	06/20/2014	$4,324	$259	$503	$(244)

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

(2)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the underlying securities compromising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the underlying securities compromising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, U.S. municipal issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	1-Year BRL-CDI	10.115%	01/02/2012	MSC	BRL	8,200	$(208)	$(29)	$(179)
Pay	1-Year BRL-CDI	10.150%	01/02/2012	GSC		800	(20)	(6)	(14)
Pay	1-Year BRL-CDI	10.680%	01/02/2012	BCLY		5,600	(77)	(8)	(69)
Pay	1-Year BRL-CDI	14.765%	01/02/2012	HSBC		500	21	3	18
Pay	1-Year BRL-CDI	14.765%	01/02/2012	JPM		600	26	2	24
Pay	1-Year BRL-CDI	14.765%	01/02/2012	MLP		500	21	4	17

							$(237)	$(34)	$(203)

Total Return Swaps on Securities
Pay/Receive Total Return on Reference Entity	Reference Entity	# of Shares or Units	Floating Rate (6)	Notional Amount	Maturity Date	Counterparty	Unrealized (Depreciation)
Receive	SPDR Trust Series 1	400,000	0.496%	$42,456	10/23/2009	MLP	$(222)

(6)	Floating rate is based upon predetermined notional amounts, which may be a multiple of the number of shares or units disclosed.

(i)	Transactions in written call and put options for the period ended September 30, 2009:

	# of Contracts	Notional Amount in $	Notional Amount in EUR		Premium
Balance at 03/31/2009	0	$356,937	EUR	10,800	$3,636
Sales	25,875	2,300		0	1,988
Closing Buys	(24,910)	(28,637)		(10,800)	(3,768)
Expirations	(965)	(330,600)		0	(1,856)
Exercised	0	0		0	0

Balance at 09/30/2009	0	$0	EUR	0	$0

(j)	Foreign currency contracts outstanding on September 30, 2009:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Sell	EUR	52	10/2009	BCLY	$0	$(2)	$(2)
Sell		62	10/2009	BNP	0	(2)	(2)
Buy		71	10/2009	RBC	0	0	0
Buy	GBP	1,520	10/2009	BCLY	0	(92)	(92)
Sell		1,541	10/2009	BNP	111	0	111

					$111	$(96)	$15

28	PIMCO Funds	Credit Bond Funds	See Accompanying Notes

(Unaudited) September 30, 2009

(k)	Fair Value Measurements +

The following is a summary of the fair valuations according to the inputs used as of September 30, 2009 in valuing the Fund's assets and liabilities:

Category ++	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 09/30/2009
Corporate Bonds & Notes	$0	$107,172	$1,910	$109,082
Convertible Bonds & Notes	0	216,535	0	216,535
Convertible Preferred Securities	106,342	8,165	0	114,507
Other Investments +++	3	10,606	0	10,609

Investments, at value	$106,345	$342,478	$1,910	$450,733

Financial Derivative Instruments ++++	$276	$5,483	$(102)	$5,657

Total	$106,621	$347,961	$1,808	$456,390

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ending September 30, 2009:

Category ++	Beginning Balance at 03/31/2009	Net Purchases/ (Sales)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)	Net Transfers In/ (Out) of Level 3	Ending Balance at 09/30/2009	Net Change in Unrealized Appreciation/ (Depreciation) on investments held at 09/30/2009
Corporate Bonds & Notes	$1,764	$0	$0	$0	$146	$0	$1,910	$146
Other Investments +++	816	(1,430)	0	(69)	683	0	0	0

Investments, at value	$2,580	$(1,430)	$0	$(69)	$829	$0	$1,910	$146

Financial Derivative Instruments ++++	$(901)	$0	$0	$0	$799	$0	$(102)	$799

Total	$1,679	$(1,430)	$0	$(69)	$1,628	$0	$1,808	$945

+	See note 2 in the Notes to Financial Statements for additional information.
++	Refer to the Schedule of Investments for additional information.
+++	Sum of all other categories each of which individually has an aggregate market value of less than 5% of net assets.
++++	Financial derivative instruments may include open futures contracts, swap contracts, written options, and foreign currency contracts.

(l)	Fair Value of Derivative Instruments ^

The following is a summary of the fair valuations of the Fund's derivative instruments categorized by risk exposure:

Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of September 30, 2009:

	Derivatives not accounted for as hedging instruments
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Other Contracts	Total
Assets:
Variation margin receivable ^^	$276	$0	$0	$0	$0	$276
Unrealized appreciation on foreign currency contracts	0	111	0	0	0	111
Unrealized appreciation on swap agreements	59	0	6,281	0	0	6,340

	$335	$111	$6,281	$0	$0	$6,727

Liabilities:
Unrealized depreciation on foreign currency contracts	$0	$96	$0	$0	$0	$96
Unrealized depreciation on swap agreements	262	0	490	222	0	974

	$262	$96	$490	$222	$0	$1,070

See Accompanying Notes	Semiannual Report	September 30, 2009	29

Schedule of Investments  Convertible Fund  (Cont.)

The Effect of Derivative Instruments on the Statement of Operations for the Six Months Ended September 30, 2009:

	Derivatives not accounted for as hedging instruments
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result from Operations:
Net realized gain on futures contracts, written options and swaps	$1,954	$0	$355	$14,773	$0	$17,082
Net realized (loss) on foreign currency transactions	0	(1,332)	0	0	0	(1,332)

	$1,954	$(1,332)	$355	$14,773	$0	$15,750

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result from Operations:
Net change in unrealized appreciation (depreciation) on futures contracts, written options and swaps	$(4,095)	$0	$20,074	$3,618	$0	$19,597
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	0	885	0	0	0	885

	$(4,095)	$885	$20,074	$3,618	$0	$20,482

^	See note 2 in the Notes to Financial Statements for additional information.
^^	The Fair Values of Derivative Instruments may include cumulative appreciation/depreciation of futures contracts as reported in the Notes to Schedule of Investments. Only current day's variation margin is reported within the Statement of Assets and Liabilities.

30	PIMCO Funds	Credit Bond Funds	See Accompanying Notes

Schedule of Investments Diversified Income Fund	(Unaudited) September 30, 2009

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
BANK LOAN OBLIGATIONS 1.7%

Berry Plastics Holding Corp.
7.559% due 06/05/2014	$5,441	$4,826

Boc Group, Inc.
2.261% due 05/31/2014	2,450	1,568

CSC Holdings, Inc.
2.049% due 03/29/2016	1,358	1,337
2.065% due 03/29/2016	4	3
2.194% due 03/29/2016	4	3

Daimler Finance North America LLC
4.250% due 08/03/2012	12,740	12,281

Dex Media West LLC
7.000% due 10/13/2014 (a)	944	812

FCI Connectors
2.535% due 03/09/2013	37	33
3.031% due 03/09/2013	1,217	1,080

Georgia-Pacific Corp.
2.282% due 12/20/2012	31	30
2.302% due 12/20/2012	351	339
2.464% due 12/20/2012	41	40

Hawaiian Telcom Communications, Inc.
4.750% due 06/01/2024 (a)	969	606

Ineos Group Holdings PLC
7.001% due 10/07/2012	1,220	999
7.501% due 10/07/2013	2,339	1,920
8.001% due 10/07/2014	2,339	1,981

Las Vegas Sands Corp.
2.090% due 05/23/2014	4,910	4,116

MGM Mirage, Inc.
6.000% due 10/03/2011	1,764	1,623

Polypore, Inc.
2.530% due 07/03/2014	2,410	2,262

RH Donnelley Corp.
6.750% due 06/30/2024 (a)	768	659

Texas Competitive Electric Holdings Co. LLC
3.754% due 10/10/2014	6,452	5,111
3.782% due 10/10/2014	45	35

Tribune Co.
8.375% due 06/04/2024 (a)	4,691	2,359

Total Bank Loan Obligations (Cost $51,860)		44,023

CORPORATE BONDS & NOTES 49.8%

BANKING & FINANCE 26.2%

AES Red Oak LLC
8.540% due 11/30/2019	2,352	2,228

AIG SunAmerica Global Financing X
6.900% due 03/15/2032	220	165

American Express Bank FSB
0.324% due 07/13/2010	2,400	2,353
5.550% due 10/17/2012	7,000	7,426

American Express Co.
7.250% due 05/20/2014	1,700	1,913

American General Finance Corp.
6.900% due 12/15/2017	5,000	3,502

American International Group, Inc.
0.620% due 10/18/2011	5,600	4,934
5.050% due 10/01/2015	100	74
5.600% due 10/18/2016	3,300	2,426
5.850% due 01/16/2018	24,000	17,402
6.250% due 05/01/2036	1,500	975
8.175% due 05/15/2058	1,400	850

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Banco Santander Chile
0.659% due 12/09/2009	$5,000	$4,990

Bank of America Corp.
0.629% due 09/15/2014	12,000	10,773
4.750% due 08/01/2015	1,400	1,385
5.750% due 12/01/2017	16,475	16,471
7.375% due 05/15/2014	2,200	2,451

Bank of America Institutional Capital A
8.070% due 12/31/2026	500	490

Barclays Bank PLC
5.000% due 09/22/2016	2,400	2,436
5.200% due 07/10/2014	15,900	16,820
5.450% due 09/12/2012	11,600	12,477
6.050% due 12/04/2017	600	605
10.179% due 06/12/2021	17,280	22,754

Bear Stearns Cos. LLC
0.562% due 11/28/2011	100	99
0.650% due 08/15/2011	100	100
0.718% due 01/31/2011	1,900	1,898
5.700% due 11/15/2014	1,700	1,824
6.400% due 10/02/2017	26,700	29,092
6.950% due 08/10/2012	6,500	7,242
7.250% due 02/01/2018	10,900	12,468

Berkshire Hathaway Finance Corp.
4.625% due 10/15/2013	500	530

C10 Capital SPV Ltd.
6.722% due 12/31/2049	2,600	2,058

C5 Capital SPV Ltd.
6.196% due 12/31/2049	200	156

Caelus Re Ltd.
6.611% due 06/07/2011	3,800	3,615

Calabash Re Ltd.
11.199% due 01/08/2010	1,000	995

CBA Capital Trust II
6.024% due 03/29/2049	3,400	2,827

Citibank N.A.
1.250% due 11/15/2011 (b)	52,200	52,094

Citigroup Capital XXI
8.300% due 12/21/2057	14,175	12,740

Citigroup Funding, Inc.
1.518% due 05/07/2010	100	100

Citigroup, Inc.
0.313% due 12/28/2009	1,800	1,798
0.519% due 05/18/2011	900	878
0.579% due 05/18/2010	100	100
5.300% due 10/17/2012	2,875	2,969
6.000% due 02/21/2012	650	676

ConocoPhillips Canada Funding Co. I
5.300% due 04/15/2012	2,800	3,028

Corp GEO SAB de C.V.
8.875% due 09/25/2014	1,000	1,055

Countrywide Home Loans, Inc.
4.000% due 03/22/2011	2,500	2,542

Credit Suisse New York
5.000% due 05/15/2013	8,500	9,006

DBS Bank Ltd.
0.660% due 05/16/2017	5,000	4,655

El Paso Performance-Linked Trust
7.750% due 07/15/2011	2,300	2,361

Ferrellgas Escrow LLC
6.750% due 05/01/2014	625	598

Ford Motor Credit Co. LLC
3.260% due 01/13/2012	4,000	3,605
7.250% due 10/25/2011	4,500	4,373

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
7.375% due 10/28/2009	$1,800	$1,800
7.500% due 08/01/2012	5,900	5,669
7.800% due 06/01/2012	12,946	12,520
7.875% due 06/15/2010	420	422
8.700% due 10/01/2014	9,900	9,711

Foundation Re II Ltd.
7.190% due 11/26/2010	1,800	1,770

General Electric Capital Corp.
0.432% due 12/20/2013	400	358
0.559% due 09/15/2014	3,500	3,098
0.638% due 10/06/2010	1,400	1,397
0.645% due 04/10/2012	2,800	2,699
0.933% due 02/01/2011	100	100

GMAC LLC
6.000% due 12/15/2011	200	183
6.625% due 05/15/2012	2,800	2,553
6.875% due 09/15/2011	3,600	3,390
6.875% due 08/28/2012	6,375	5,814
7.000% due 02/01/2012	5,350	4,932
7.250% due 03/02/2011	1,525	1,466
7.750% due 01/19/2010	7,450	7,442

Goldman Sachs Group, Inc.
0.383% due 06/28/2010	600	600
0.520% due 11/16/2009	1,400	1,400
0.739% due 03/22/2016	50	47
4.750% due 07/15/2013	1,225	1,280
5.250% due 10/15/2013	1,700	1,807
5.300% due 02/14/2012	400	423
5.700% due 09/01/2012	165	178
6.150% due 04/01/2018	5,150	5,426
6.600% due 01/15/2012	500	543
6.750% due 10/01/2037	14,200	14,702
7.350% due 10/01/2009	500	500

HBOS PLC
6.750% due 05/21/2018	400	357

HCP, Inc.
6.700% due 01/30/2018	5,000	4,818

Hipotecaria Su Casita S.A. de C.V.
8.500% due 10/04/2016	2,900	2,480

HSBC Bank USA N.A.
4.625% due 04/01/2014	400	413

HSBC Capital Funding LP
4.610% due 12/29/2049	4,700	3,695

HSBC Holdings PLC
6.500% due 05/02/2036	5,300	5,761
6.500% due 09/15/2037	125	136

Intergas Finance BV
6.375% due 05/14/2017	2,700	2,457
6.875% due 11/04/2011	378	376

International Lease Finance Corp.
4.950% due 02/01/2011	4,700	4,305
6.625% due 11/15/2013	4,000	3,175

John Deere Capital Corp.
0.803% due 10/16/2009	500	500

JPMorgan Chase & Co.
0.550% due 05/16/2011	100	100
0.684% due 01/17/2011	1,400	1,399
4.650% due 06/01/2014	1,300	1,358
4.750% due 05/01/2013	1,900	2,014
5.375% due 10/01/2012	1,500	1,616
7.900% due 04/29/2049	7,300	7,031

Lehman Brothers Holdings, Inc.
2.907% due 11/16/2009 (a)	825	142
2.951% due 05/25/2010 (a)	100	17

Lloyds Banking Group PLC
5.920% due 09/29/2049	7,500	4,312

See Accompanying Notes	Semiannual Report	September 30, 2009	31

Schedule of Investments  Diversified Income Fund  (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Longpoint Re Ltd.
5.549% due 05/08/2010	$4,700	$4,700

M&T Capital Trust II
8.277% due 06/01/2027	500	338

Marsh & McLennan Cos., Inc.
5.750% due 09/15/2015	5,000	5,279

MBNA Capital B
1.283% due 02/01/2027	3,000	1,869

Merna Reinsurance Ltd.
0.932% due 07/07/2010	20,000	19,460

Merrill Lynch & Co., Inc.
0.692% due 02/05/2010	100	100
6.050% due 08/15/2012	8,000	8,539
6.875% due 04/25/2018	10,300	10,850

MetLife, Inc.
5.375% due 12/15/2012	45	48

Morgan Stanley
0.760% due 01/18/2011	400	396
0.789% due 01/15/2010	200	200
5.750% due 08/31/2012	4,400	4,713
5.950% due 12/28/2017	2,400	2,447
6.000% due 04/28/2015	16,100	17,073

MUFG Capital Finance 1 Ltd.
6.346% due 07/29/2049	2,400	2,221

Mystic Re Ltd.
10.361% due 06/07/2011	700	708

National Rural Utilities Cooperative Finance Corp.
1.372% due 07/01/2010	300	301
4.750% due 03/01/2014	750	796
7.250% due 03/01/2012	4,815	5,321

Petroleum Export Ltd.
4.623% due 06/15/2010	667	654
5.265% due 06/15/2011	4,306	4,225

Petroleum Export Ltd. II
6.340% due 06/20/2011	3,113	3,002

Rabobank Nederland NV
11.000% due 06/29/2049	3,488	4,285

Residential Reinsurance 2007 Ltd.
7.611% due 06/07/2010	15,500	15,708

Residential Reinsurance 2008 Ltd.
7.111% due 06/06/2011	1,250	1,208

Resona Bank Ltd.
5.850% due 09/29/2049	900	780

Royal Bank of Scotland Group PLC
7.640% due 03/29/2049	300	147
9.118% due 03/31/2049	500	463

RSHB Capital S.A. for OJSC Russian Agricultural Bank
6.299% due 05/15/2017	5,320	5,107
7.175% due 05/16/2013	2,350	2,435
7.750% due 05/29/2018	1,800	1,883

Santander Perpetual S.A. Unipersonal
6.671% due 10/29/2049	13,500	11,892

SLM Corp.
0.734% due 10/25/2011	2,100	1,761

Sumitomo Mitsui Banking Corp.
5.625% due 07/29/2049	2,100	1,999

Svenska Handelsbanken AB
1.300% due 09/14/2012	2,500	2,488

Swiss Bank Corp. NY
7.000% due 10/15/2015	500	547

Teco Finance, Inc.
6.750% due 05/01/2015	7,050	7,602

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Tenneco, Inc.
10.250% due 07/15/2013	$617	$645

Textron Financial Corp.
0.610% due 01/11/2010	11,000	10,808

TNK-BP Finance S.A.
6.125% due 03/20/2012	1,000	992
6.625% due 03/20/2017	4,200	3,880
7.500% due 07/18/2016	7,050	6,942

TransCapitalInvest Ltd. for OJSC AK Transneft
5.670% due 03/05/2014	844	822
6.103% due 06/27/2012	3,300	3,385
7.700% due 08/07/2013	600	637
8.700% due 08/07/2018	1,600	1,784

UBS AG
5.750% due 04/25/2018	1,850	1,883
5.875% due 12/20/2017	5,400	5,537

UBS Luxembourg S.A. for Sberbank
6.230% due 02/11/2015	1,500	1,495

UBS Preferred Funding Trust V
6.243% due 05/29/2049	2,500	1,905

UFJ Finance Aruba AEC
6.750% due 07/15/2013	250	278

Universal City Development Partners
11.750% due 04/01/2010	500	505

Universal City Florida Holding Co. I & II
8.375% due 05/01/2010	500	488

Ventas Realty LP
6.500% due 06/01/2016	400	390
6.750% due 04/01/2017	2,635	2,595

Vita Capital III Ltd.
1.697% due 01/01/2011	3,150	2,967

VTB Capital S.A.
2.183% due 11/02/2009	1,300	1,293
6.609% due 10/31/2012	1,300	1,306
6.875% due 05/29/2018	200	200

Wachovia Bank N.A.
0.453% due 05/25/2010	1,000	1,000
1.350% due 05/14/2010	17,800	17,898
6.600% due 01/15/2038	3,000	3,304

Wachovia Corp.
0.633% due 04/23/2012	435	426
0.639% due 10/15/2011	600	592
5.250% due 08/01/2014	500	509

Wells Fargo & Co.
4.375% due 01/31/2013	2,965	3,065
5.250% due 10/23/2012	15,780	16,853

Wells Fargo Capital X
5.950% due 12/15/2086	2,800	2,443

Wells Fargo Capital XIII
7.700% due 12/29/2049	400	354

		688,800

INDUSTRIALS 19.2%

AES El Salvador Trust
6.750% due 02/01/2016	11,800	10,032

Alcoa, Inc.
5.550% due 02/01/2017	5,000	4,863

Altria Group, Inc.
7.750% due 02/06/2014	900	1,027
9.250% due 08/06/2019	2,000	2,448

American Airlines Pass-Through Trust 2009-1A
10.375% due 07/02/2019	1,200	1,312

American Stores Co.
8.000% due 06/01/2026	2,000	1,810

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

AmeriGas Partners LP
7.125% due 05/20/2016	$5,075	$4,897
7.250% due 05/20/2015	500	490

ARAMARK Corp.
3.983% due 02/01/2015	1,525	1,331
8.500% due 02/01/2015	2,000	2,028

ArvinMeritor, Inc.
8.125% due 09/15/2015	6,085	5,324
8.750% due 03/01/2012	1,760	1,712

Atlantic Richfield Co.
8.530% due 02/27/2012	500	576

Barrick Gold Finance Co.
4.875% due 11/15/2014	1,000	1,065

BHP Billiton Finance USA Ltd.
5.500% due 04/01/2014	1,200	1,328

Biomet, Inc.
10.375% due 10/15/2017 (c)	1,500	1,601
11.625% due 10/15/2017	5,545	6,072

C8 Capital SPV Ltd.
6.640% due 12/29/2049	29,800	22,640

CBS Corp.
5.625% due 08/15/2012	3,500	3,633

Celestica, Inc.
7.875% due 07/01/2011	1,100	1,125

Celulosa Arauco y Constitucion S.A.
7.250% due 07/29/2019	6,900	7,626

Chart Industries, Inc.
9.125% due 10/15/2015	1,300	1,306

Cie Generale de Geophysique-Veritas
9.500% due 05/15/2016	3,050	3,241

Cisco Systems, Inc.
5.500% due 02/22/2016	500	551

CODELCO, Inc.
7.500% due 01/15/2019	1,500	1,818

Columbia University
6.875% due 12/15/2015	500	587

Comcast Cable Communications Holdings, Inc.
8.375% due 03/15/2013	315	366

Comcast Cable Communications LLC
7.125% due 06/15/2013	2,130	2,408

Comcast Corp.
5.300% due 01/15/2014	2,000	2,143
5.900% due 03/15/2016	2,900	3,121
6.500% due 01/15/2015	100	112

Community Health Systems, Inc.
8.875% due 07/15/2015	2,000	2,055

Compagnie Générale de Géophysique-Veritas
7.750% due 05/15/2017	2,450	2,444

Con-way, Inc.
7.250% due 01/15/2018	5,000	5,097

Cooper-Standard Automotive, Inc.
7.000% due 12/15/2012 (a)	2,400	1,260

Cox Communications, Inc.
7.125% due 10/01/2012	725	810

CSC Holdings, Inc.
7.875% due 02/15/2018	2,000	2,050

CSN Islands VIII Corp.
9.750% due 12/16/2013	900	1,058

CSN Islands XI Corp.
6.875% due 09/21/2019	3,400	3,450

CSX Corp.
5.600% due 05/01/2017	5,000	5,252

32	PIMCO Funds	Credit Bond Funds	See Accompanying Notes

(Unaudited) September 30, 2009

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Cytec Industries, Inc.
6.000% due 10/01/2015	$1,000	$980

Daimler Finance North America LLC
5.750% due 09/08/2011	4,500	4,730

Delhaize America, Inc.
8.050% due 04/15/2027	600	674

Delta Air Lines, Inc.
7.379% due 11/18/2011	1,562	1,538

Dex Media West LLC
8.500% due 08/15/2010 (a)	2,500	2,150
9.875% due 08/15/2013 (a)	2,980	544

DirecTV Holdings LLC
8.375% due 03/15/2013	2,200	2,266

DISH DBS Corp.
7.125% due 02/01/2016	875	873

Dow Chemical Co.
6.000% due 10/01/2012	250	267

Dynegy Holdings, Inc.
7.750% due 06/01/2019	3,630	3,113
8.375% due 05/01/2016	4,330	4,070

Ecopetrol S.A.
7.625% due 07/23/2019	13,070	14,377

El Paso Corp.
7.000% due 06/15/2017	4,500	4,434
7.750% due 06/15/2010	300	303

EnCana Corp.
6.500% due 05/15/2019	700	779

Encore Acquisition Co.
6.250% due 04/15/2014	2,933	2,742

Energy Transfer Partners LP
5.650% due 08/01/2012	4,400	4,644

FBG Finance Ltd.
5.125% due 06/15/2015	1,000	1,044

Ferrellgas Partners LP
8.750% due 06/15/2012	1,305	1,325

First Data Corp.
9.875% due 09/24/2015	5,715	5,308

Freescale Semiconductor, Inc.
8.875% due 12/15/2014	6,445	4,963

Gaz Capital S.A.
6.212% due 11/22/2016	6,750	6,516
7.288% due 08/16/2037	10,000	9,400
8.625% due 04/28/2034	6,540	7,191
9.250% due 04/23/2019	1,250	1,395

Gazprom International S.A.
7.201% due 02/01/2020	6,894	7,205

Gazstream S.A. for Gazprom OAO
5.625% due 07/22/2013	252	256

Georgia-Pacific LLC
7.000% due 01/15/2015	3,700	3,663
7.125% due 01/15/2017	2,200	2,162

GlaxoSmithKline Capital, Inc.
1.079% due 05/13/2010	1,800	1,807

GTL Trade Finance, Inc.
7.250% due 10/20/2017	1,000	1,060
7.250% due 10/20/2017	4,100	4,346

HCA, Inc.
7.190% due 11/15/2015	1,700	1,579
8.500% due 04/15/2019	4,250	4,462
9.250% due 11/15/2016	6,400	6,632
9.625% due 11/15/2016 (c)	6,971	7,267

Health Management Associates, Inc.
6.125% due 04/15/2016	290	271

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Hewlett-Packard Co.
6.500% due 07/01/2012	$500	$559

Ineos Group Holdings PLC
8.500% due 02/15/2016	1,300	624

Kinder Morgan Energy Partners LP
5.125% due 11/15/2014	2,000	2,081
5.850% due 09/15/2012	600	647

Kohl's Corp.
6.250% due 12/15/2017	5,000	5,474

Kraft Foods, Inc.
6.500% due 08/11/2017	2,000	2,167

Kroger Co.
7.000% due 05/01/2018	5,000	5,729

Ltd Brands, Inc.
6.900% due 07/15/2017	2,000	1,889

Marathon Global Funding Corp.
6.000% due 07/01/2012	500	547

Marks & Spencer PLC
6.250% due 12/01/2017	5,000	4,927

Masco Corp.
5.875% due 07/15/2012	2,000	2,005
6.125% due 10/03/2016	5,000	4,749

McKesson Corp.
5.700% due 03/01/2017	5,000	5,242

MGM Mirage
7.500% due 06/01/2016	2,020	1,576

Miller Brewing Co.
5.500% due 08/15/2013	1,000	1,058

Morgan Stanley Bank AG for OAO Gazprom
9.625% due 03/01/2013	38,050	42,810

Nalco Co.
8.875% due 11/15/2013	400	413

New Albertson's, Inc.
6.570% due 02/23/2028	800	600
7.450% due 08/01/2029	5,100	4,412
7.750% due 06/15/2026	2,150	1,924

Norampac Industries, Inc.
6.750% due 06/01/2013	1,170	1,135

Northwest Airlines, Inc.
7.626% due 04/01/2010	517	507

Northwest Pipeline GP
7.000% due 06/15/2016	5,000	5,697

OneBeacon U.S. Holdings, Inc.
5.875% due 05/15/2013	375	359

Pemex Project Funding Master Trust
1.599% due 06/15/2010	700	697
5.750% due 03/01/2018	4,430	4,402

Petrobras International Finance Co.
7.875% due 03/15/2019	6,390	7,404

Petroleos Mexicanos
4.875% due 03/15/2015	28,680	28,465
8.000% due 05/03/2019	12,290	14,097

Quebecor Media, Inc.
7.750% due 03/15/2016	2,800	2,786

Rockwood Specialties Group, Inc.
7.500% due 11/15/2014	1,000	1,000

Rogers Communications, Inc.
6.750% due 03/15/2015	1,800	2,026

Rowan Cos., Inc.
5.880% due 03/15/2012	1,589	1,678

SandRidge Energy, Inc.
8.625% due 04/01/2015 (c)	8,992	8,958

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Sanmina-SCI Corp.
8.125% due 03/01/2016	$3,125	$2,937

SEACOR Holdings, Inc.
5.875% due 10/01/2012	500	496

SemGroup LP
8.750% due 11/15/2015 (a)	5,150	360

Sensata Technologies BV
8.000% due 05/01/2014	2,940	2,756

Steel Dynamics, Inc.
6.750% due 04/01/2015	500	481

Tengizchevroil Finance Co. SARL
6.124% due 11/15/2014	2,617	2,591

Tesco PLC
5.500% due 11/15/2017	9,250	9,661

Time Warner Cable, Inc.
5.850% due 05/01/2017	1,350	1,426
7.500% due 04/01/2014	2,000	2,296

Time Warner, Inc.
5.500% due 11/15/2011	1,847	1,965
6.875% due 05/01/2012	2,625	2,892

TRW Automotive, Inc.
7.250% due 03/15/2017	2,200	1,947

Tyco International Finance S.A.
6.375% due 10/15/2011	445	480
6.750% due 02/15/2011	500	527

UAL 1991 Equipment Trust AB
10.850% due 02/19/2015 (a)	926	282

United Airlines, Inc.
7.336% due 01/02/2021	437	306
7.730% due 07/01/2010	144	141

Vale Overseas Ltd.
5.625% due 09/15/2019	1,800	1,840
6.250% due 01/11/2016	400	443
6.250% due 01/23/2017	420	452
8.250% due 01/17/2034	1,525	1,825

Valero Energy Corp.
6.125% due 06/15/2017	8,045	8,320
6.875% due 04/15/2012	1,550	1,669
9.375% due 03/15/2019	4,000	4,669

Verso Paper Holdings LLC
9.125% due 08/01/2014	2,400	1,788

Viacom, Inc.
6.250% due 04/30/2016	5,000	5,401

Walt Disney Co.
6.200% due 06/20/2014	500	570
6.375% due 03/01/2012	640	703

WellPoint, Inc.
6.800% due 08/01/2012	500	545

Weyerhaeuser Co.
7.375% due 10/01/2019 (b)	5,400	5,393

Williams Cos., Inc.
7.125% due 09/01/2011	7,800	8,276
7.625% due 07/15/2019	925	1,001

Wind Acquisition Finance S.A.
10.750% due 12/01/2015	1,000	1,105

Windstream Corp.
7.875% due 11/01/2017 (b)	1,800	1,774

Wynn Las Vegas LLC
6.625% due 12/01/2014	45	44

XTO Energy, Inc.
5.750% due 12/15/2013	1,800	1,947
7.500% due 04/15/2012	3,500	3,883

See Accompanying Notes	Semiannual Report	September 30, 2009	33

Schedule of Investments  Diversified Income Fund  (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Yum! Brands, Inc.
6.250% due 03/15/2018	$5,000	$5,396

		505,637

UTILITIES 4.4%

AT&T Corp.
7.300% due 11/15/2011	947	1,050

Axtel SAB de C.V.
9.000% due 09/22/2019	550	561

Beaver Valley II Funding
9.000% due 06/01/2017	260	266

Carolina Power & Light Co.
5.125% due 09/15/2013	750	812

Centrais Eletricas Brasileiras S.A.
6.875% due 07/30/2019	6,090	6,608

CenturyTel, Inc.
6.000% due 04/01/2017	5,000	5,081

Constellation Energy Group, Inc.
7.000% due 04/01/2012	655	705

Consumers Energy Co.
5.000% due 02/15/2012	1,500	1,578

Dayton Power & Light Co.
5.125% due 10/01/2013	1,480	1,581

Dominion Resources, Inc.
5.700% due 09/17/2012	260	284

Duke Energy Carolinas LLC
4.500% due 04/01/2010	1,250	1,273
5.300% due 10/01/2015	1,500	1,637
5.625% due 11/30/2012	225	249

Enel Finance International S.A.
5.700% due 01/15/2013	4,850	5,210

Energy Future Holdings Corp.
10.875% due 11/01/2017	2,000	1,520

Frontier Communications Corp.
6.625% due 03/15/2015	2,575	2,472
7.000% due 11/01/2025	400	343

Hawaiian Telcom Communications, Inc.
9.750% due 05/01/2013 (a)	4,000	60

Homer City Funding LLC
8.734% due 10/01/2026	3,713	3,509

Ipalco Enterprises, Inc.
8.625% due 11/14/2011	4,125	4,249

Kinder Morgan Finance Co. ULC
5.350% due 01/05/2011	4,000	4,040

Majapahit Holding BV
7.250% due 10/17/2011	7,600	7,942
7.250% due 06/28/2017	400	410
7.750% due 10/17/2016	600	633
7.875% due 06/29/2037	400	398

MidAmerican Energy Holdings Co.
5.875% due 10/01/2012	300	327

Midwest Generation LLC
8.560% due 01/02/2016	355	360

Nevada Power Co.
5.875% due 01/15/2015	450	480
6.500% due 05/15/2018	6,050	6,621

New Cingular Wireless Services, Inc.
8.125% due 05/01/2012	2,175	2,483

Nextel Communications, Inc.
7.375% due 08/01/2015	4,625	4,174

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

NRG Energy, Inc.
7.375% due 02/01/2016	$3,675	$3,565
7.375% due 01/15/2017	330	320

Pedernales Electric Cooperative
5.952% due 11/15/2022	500	512

Petroleum Co. of Trinidad & Tobago Ltd.
6.000% due 05/08/2022	5,660	5,236

PSEG Power LLC
5.320% due 09/15/2016	990	1,017
5.500% due 12/01/2015	900	968
6.950% due 06/01/2012	270	297

Qwest Communications International, Inc.
7.500% due 02/15/2014	11,225	11,141

Qwest Corp.
6.500% due 06/01/2017	1,000	945
7.250% due 09/15/2025	2,250	1,952
7.250% due 10/15/2035	1,365	1,106
7.500% due 06/15/2023	3,900	3,568
7.625% due 06/15/2015	1,250	1,272

Ras Laffan Liquefied Natural Gas Co. Ltd. III
5.838% due 09/30/2027	470	463

RRI Energy, Inc.
6.750% due 12/15/2014	3,551	3,666

Sierra Pacific Power Co.
6.000% due 05/15/2016	1,700	1,806

Sprint Capital Corp.
8.375% due 03/15/2012	850	882

Sprint Nextel Corp.
0.683% due 06/28/2010	700	680
6.000% due 12/01/2016	5,200	4,667

Telesat LLC
11.000% due 11/01/2015	1,000	1,070

Verizon Communications, Inc.
5.250% due 04/15/2013	200	217
5.550% due 02/15/2016	400	434

Verizon Global Funding Corp.
4.375% due 06/01/2013	500	526

Verizon New York, Inc.
6.875% due 04/01/2012	25	27

Verizon Pennsylvania, Inc.
5.650% due 11/15/2011	500	533

Virginia Electric and Power Co.
4.750% due 03/01/2013	245	258

Vodafone Group PLC
0.660% due 02/27/2012	1,700	1,690

		115,734

Total Corporate Bonds & Notes (Cost $1,312,559)		1,310,171

MUNICIPAL BONDS & NOTES 1.5%

Adams County, Pennsylvania General Obligation Bonds, (NPFGC-FGIC Insured), Series 2002
4.750% due 11/15/2028	1,000	1,005

California State Chino Valley Unified School District General Obligation Bonds, (NPFGC-FGIC Insured), Series 2006
0.000% due 08/01/2023	850	406

California State University Revenue Bonds, (AMBAC Insured), Series 2005
5.000% due 11/01/2030	100	104

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Chicago, Illinois Board of Education General Obligation Bonds, (NPFGC-FGIC Insured), Series 1998
0.000% due 12/01/2027	$2,000	$785

Clovis, California Unified School District General Obligation Bonds, (NPFGC-FGIC Insured), Series 2002
0.000% due 08/01/2020	500	313

Connecticut State Housing Finance Authority Revenue Bonds, Series 1997
6.880% due 11/15/2011	500	502

Florida State Board of Education General Obligation Bonds, (NPFGC Insured), Series 2007
4.750% due 06/01/2037	300	309

Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2007
5.000% due 06/01/2033	980	848
5.750% due 06/01/2047	800	668

Indiana State Finance Authority Revenue Bonds, Series 2009
6.596% due 02/01/2039	750	823

Kentucky State Property & Buildings Commission Revenue Bonds, (NPFGC Insured), Series 2003
5.020% due 10/01/2014	500	534

Los Angeles, California Department of Water & Power Revenue Bonds, (AMBAC Insured), Series 2007
5.000% due 07/01/2044	4,900	5,153

Los Angeles, California Unified School District General Obligation Bonds, (FSA Insured), Series 2007
4.500% due 07/01/2022	700	728
4.500% due 07/01/2023	800	827

Los Angeles, California Unified School District General Obligation Bonds, (NPFGC Insured), Series 2007
4.500% due 07/01/2025	700	707

New Jersey State Tobacco Settlement Financing Corp. Revenue Bonds, Series 2007
5.000% due 06/01/2029	800	688
5.000% due 06/01/2041	1,930	1,460

New York State Urban Development Corp. Revenue Notes, Series 2003
4.970% due 12/15/2012	500	537

North Texas State Tollway Authority Revenue Bonds, Series 2009
6.718% due 01/01/2049	200	225

Northern Alaska State Tobacco Securitization Corp. Revenue Bonds, Series 2006
5.000% due 06/01/2046	100	71

Ohio State Buckeye Tobacco Settlement Financing Authority Revenue Bonds, Series 2007
5.875% due 06/01/2047	6,000	4,875
6.000% due 06/01/2042	4,805	4,031

Southern California State Tobacco Securitization Authority Revenue Bonds, Series 2006
5.000% due 06/01/2037	450	366

Tamalpais, California Union High School District General Obligation Bonds, (NPFGC Insured), Series 2001
5.000% due 08/01/2026	2,000	2,070

West Virginia State Tobacco Settlement Financing Authority Revenue Bonds, Series 2007
7.467% due 06/01/2047	14,880	11,790

Total Municipal Bonds & Notes (Cost $36,663)		39,825

34	PIMCO Funds	Credit Bond Funds	See Accompanying Notes

(Unaudited) September 30, 2009

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. GOVERNMENT AGENCIES 1.5%

Fannie Mae
0.422% due 08/05/2010	$1,610	$1,611
0.694% due 10/18/2030	14	14
0.746% due 03/25/2017	69	69
2.251% due 03/01/2044	131	132
3.695% due 04/01/2036	309	319
3.851% due 09/01/2031	25	25
4.042% due 03/01/2036	302	312
4.634% due 12/01/2036	192	192
4.903% due 02/01/2035	199	206
5.000% due 02/25/2017 - 11/01/2035	1,358	1,407
5.500% due 03/01/2037	305	320
6.260% due 03/01/2011	371	389
6.500% due 06/25/2028	168	165
6.850% due 12/18/2027	184	203

Farm Credit Bank of Texas
7.561% due 11/29/2049	500	347

Freddie Mac
0.343% due 02/01/2011 (f)	32	32
0.352% due 05/05/2011 (f)	3,191	3,188
0.389% due 05/04/2011 (f)	10,651	10,662
0.402% due 08/05/2011	2,691	2,690
0.473% due 02/15/2019	5,088	5,052
0.743% due 09/15/2030	46	45
2.251% due 10/25/2044 - 02/25/2045	260	254
2.451% due 07/25/2044	400	393
3.327% due 05/01/2023	22	22
5.000% due 09/15/2024	149	150
5.500% due 03/15/2017 - 07/01/2038	3,056	3,200
6.500% due 07/25/2043	17	19
7.000% due 06/15/2013	33	33

Ginnie Mae
3.956% due 09/16/2021	170	171
4.045% due 07/16/2020	570	580
4.125% due 11/20/2023 - 11/20/2027	81	82
4.375% due 03/20/2026 - 05/20/2026	65	66
4.385% due 08/16/2030	1,024	1,047
4.625% due 07/20/2026	34	35
5.146% due 06/16/2023	50	51
6.569% due 09/16/2026	699	758
9.250% due 12/20/2019 - 06/20/2021	18	20

New Valley Generation I
7.299% due 03/15/2019	757	869

Private Export Funding Corp.
4.550% due 05/15/2015	750	813

Small Business Administration
4.340% due 03/01/2024	221	230
4.504% due 02/01/2014	55	56
5.130% due 09/01/2023	42	44
5.886% due 09/01/2011	213	223
6.030% due 02/01/2012	829	869
6.900% due 12/01/2020	772	842
7.150% due 03/01/2017	270	297
7.300% due 05/01/2017	186	204

Vendee Mortgage Trust
6.000% due 12/15/2030	1,000	1,058

Total U.S. Government Agencies (Cost $39,272)		39,766

U.S. TREASURY OBLIGATIONS 3.5%

U.S. Treasury Bonds
4.250% due 05/15/2039 (f)	700	725
4.500% due 08/15/2039 (f)	47,800	51,564

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

U.S. Treasury Notes
0.875% due 04/30/2011 (i)	$288	$289
1.000% due 07/31/2011 (i)	16,718	16,775
2.250% due 05/31/2014 (i)	400	401
2.625% due 07/31/2014 (f)	11,400	11,596
2.625% due 06/30/2014 (i)	1,200	1,222
3.000% due 09/30/2016	10,000	10,044

Total U.S. Treasury Obligations (Cost $91,031)		92,616

MORTGAGE-BACKED SECURITIES 7.9%

Adjustable Rate Mortgage Trust
3.581% due 01/25/2035	7,051	6,422
5.398% due 01/25/2036	623	527

American Home Mortgage Assets
0.456% due 10/25/2046	1,918	868

American Home Mortgage Investment Trust
5.660% due 09/25/2045	443	280

Banc of America Commercial Mortgage, Inc.
5.451% due 01/15/2049	10,500	9,312
5.492% due 02/10/2051	2,220	1,815
5.837% due 06/10/2049	3,100	2,548
5.929% due 05/10/2045	2,400	2,313
5.935% due 02/10/2051	4,600	4,101

Banc of America Funding Corp.
0.764% due 06/26/2035	3,000	2,249
0.764% due 07/26/2036	2,000	1,664
5.746% due 03/20/2036	511	308

Banc of America Mortgage Securities, Inc.
4.091% due 07/25/2034	487	432
5.000% due 05/25/2034	162	160
5.417% due 02/25/2036	166	122

Bear Stearns Adjustable Rate Mortgage Trust
2.900% due 03/25/2035	6,740	6,028
4.616% due 01/25/2034	32	29
4.996% due 01/25/2035	108	89
5.273% due 02/25/2033	7	7
5.394% due 01/25/2034	12	12
5.440% due 05/25/2047	1,470	966
5.622% due 02/25/2033	58	57
5.734% due 02/25/2036	482	312

Bear Stearns Alt-A Trust
0.466% due 12/25/2046	311	26
5.285% due 08/25/2036	700	297
5.355% due 05/25/2035	115	84
5.490% due 09/25/2035	2,365	1,501

Chase Commercial Mortgage Securities Corp.
7.631% due 07/15/2032	479	493

Citigroup Commercial Mortgage Trust
5.888% due 12/10/2049	1,880	1,642

Citigroup Mortgage Loan Trust, Inc.
2.850% due 12/25/2035	352	306
4.647% due 08/25/2035	559	222
4.649% due 03/25/2034	157	147
5.985% due 09/25/2037	2,452	1,524

Citigroup/Deutsche Bank Commercial Mortgage Trust
5.886% due 11/15/2044	1,000	936

CitiMortgage Alternative Loan Trust
6.000% due 06/25/2037	542	405

Commercial Mortgage Pass-Through Certificates
5.306% due 12/10/2046	4,600	4,015

Countrywide Alternative Loan Trust
0.441% due 12/20/2046	3,029	1,488
0.456% due 07/20/2046	1,482	624
0.476% due 08/25/2046	414	86
0.526% due 09/20/2046	600	72

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.576% due 11/20/2035	$594	$321
1.901% due 12/25/2035	735	390
5.304% due 10/25/2035	450	338
5.750% due 03/25/2037	500	309
6.000% due 10/25/2032	4	3

Countrywide Home Loan Mortgage Pass-Through Trust
0.476% due 05/25/2035	295	156
0.546% due 04/25/2046	539	112
0.586% due 06/25/2035	725	494
3.885% due 04/20/2035	1,051	991
5.287% due 10/19/2032	8	4
5.539% due 02/25/2034	1,480	1,306

Credit Suisse Mortgage Capital Certificates
5.383% due 02/15/2040	500	393
5.681% due 02/15/2039	5,000	5,058

CS First Boston Mortgage Securities Corp.
3.735% due 06/25/2033	778	663
4.666% due 03/15/2036	11,500	11,773
5.435% due 09/15/2034	476	490

CSAB Mortgage-Backed Trust
6.172% due 06/25/2036	790	392

Deutsche ALT-A Securities, Inc. Alternate Loan Trust
5.000% due 10/25/2018	455	441
5.500% due 12/25/2035	700	512
5.598% due 10/25/2035	444	337
6.300% due 07/25/2036	688	350

First Horizon Asset Securities, Inc.
3.148% due 07/25/2033	324	302

General Electric Capital Assurance Co.
5.254% due 05/12/2035	984	1,005

GMAC Commercial Mortgage Securities, Inc.
5.713% due 10/15/2038	12,000	12,538

GMAC Mortgage Corp. Loan Trust
5.500% due 09/25/2034	111	110

Greenpoint Mortgage Pass-Through Certificates
3.895% due 10/25/2033	1,053	869

GS Mortgage Securities Corp. II
0.344% due 03/06/2020	2,680	2,468
6.624% due 05/03/2018	600	643

GSR Mortgage Loan Trust
4.556% due 11/25/2035	6,331	5,319
5.167% due 01/25/2036	585	430
5.338% due 11/25/2035	419	332

Homebanc Mortgage Trust
5.794% due 04/25/2037	499	387

Indymac Index Mortgage Loan Trust
0.486% due 07/25/2035	164	88
0.516% due 06/25/2037	635	130

JPMorgan Chase Commercial Mortgage Securities Corp.
5.050% due 12/12/2034	14,800	15,122
5.336% due 05/15/2047	2,200	1,891
5.429% due 12/12/2043	2,140	1,984
5.506% due 12/12/2044	4,985	5,034
5.794% due 02/12/2051	2,900	2,535
5.937% due 02/12/2049	1,700	1,460

JPMorgan Re-REMIC
0.781% due 06/26/2036	5,989	5,182
0.781% due 03/26/2037	5,531	4,209

LB-UBS Commercial Mortgage Trust
5.372% due 09/15/2039	1,700	1,552
5.424% due 02/15/2040	740	623
5.430% due 02/15/2040	3,468	2,824
5.866% due 09/15/2045	700	620

See Accompanying Notes	Semiannual Report	September 30, 2009	35

Schedule of Investments  Diversified Income Fund  (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

MASTR Adjustable Rate Mortgages Trust
0.486% due 05/25/2037	$463	$205
0.586% due 05/25/2047	500	43
3.908% due 11/25/2033	69	64
5.118% due 08/25/2034	171	156

MASTR Alternative Loans Trust
0.646% due 03/25/2036	1,107	526

MASTR Asset Securitization Trust
5.500% due 09/25/2033	1,308	1,305

Merrill Lynch Alternative Note Asset
5.540% due 06/25/2037	565	269

Merrill Lynch Countrywide Commercial Mortgage Trust
5.378% due 08/12/2048	600	449
5.700% due 09/12/2049	750	595
6.156% due 08/12/2049	300	241

Merrill Lynch Mortgage Investors, Inc.
0.456% due 02/25/2036	2,961	1,704

MLCC Mortgage Investors, Inc.
4.250% due 10/25/2035	3,753	3,263

Morgan Stanley Capital I
5.332% due 12/15/2043	10,000	8,977
5.692% due 04/15/2049	1,200	985
5.809% due 12/12/2049	4,400	3,778
6.076% due 06/11/2049	3,400	2,994

Morgan Stanley Mortgage Loan Trust
5.362% due 06/25/2036	218	197

Nomura Asset Acceptance Corp.
5.820% due 03/25/2047	500	304

Provident Funding Mortgage Loan Trust
3.120% due 08/25/2033	454	418

RBSSP Resecuritization Trust
0.586% due 03/26/2037	5,910	4,593
0.761% due 09/26/2034	1,908	1,617
0.761% due 03/26/2036	3,949	3,598
0.761% due 04/26/2037	1,954	1,714

Residential Accredit Loans, Inc.
0.476% due 05/25/2037	798	168
5.714% due 02/25/2036	416	216

Residential Asset Securitization Trust
0.646% due 01/25/2046	2,480	1,155

Residential Funding Mortgage Securities I
5.203% due 09/25/2035	634	424

Salomon Brothers Mortgage Securities VII, Inc.
0.746% due 05/25/2032	64	58

Structured Adjustable Rate Mortgage Loan Trust
5.230% due 09/25/2035	9,961	7,302
5.297% due 01/25/2035	925	714
6.000% due 03/25/2036	441	275

Structured Asset Mortgage Investments, Inc.
0.346% due 09/25/2047	228	212
0.466% due 05/25/2036	3,370	1,576
0.506% due 05/25/2046	509	118

Structured Asset Securities Corp.
3.974% due 06/25/2033	1,055	933

Wachovia Bank Commercial Mortgage Trust
0.323% due 06/15/2020	2,308	1,828
5.617% due 05/15/2046	700	645

Wachovia Mortgage Loan Trust LLC
5.454% due 10/20/2035	465	415

WaMu Mortgage Pass-Through Certificates
0.786% due 12/25/2027	790	558
1.651% due 06/25/2047	602	136
1.751% due 02/25/2047	1,659	867

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.901% due 08/25/2046	$1,002	$524
2.301% due 06/25/2042	16	12
2.301% due 08/25/2042	17	11
2.723% due 02/27/2034	20	19
2.910% due 06/25/2033	315	275
5.392% due 02/25/2037	1,599	1,030

Washington Mutual Alternative Mortgage Pass-Through Certificates
1.661% due 04/25/2047	785	157
1.671% due 04/25/2047	747	177
1.741% due 05/25/2047	742	156

Washington Mutual MSC Mortgage Pass-Through Certificates
4.665% due 02/25/2033	6	6

Wells Fargo Mortgage-Backed Securities Trust
0.746% due 07/25/2037	1,025	621
4.979% due 12/25/2034	916	870
5.592% due 07/25/2036	649	486

Total Mortgage-Backed Securities (Cost $219,174)		206,918

ASSET-BACKED SECURITIES 1.2%

Aurum CLO 2002-1 Ltd.
0.939% due 04/15/2014	3,604	3,345

Chase Issuance Trust
0.694% due 09/17/2012	7,000	7,000
0.893% due 11/15/2011	1,000	1,001

Countrywide Asset-Backed Certificates
0.356% due 10/25/2046	29	28

CPL Transition Funding LLC
6.250% due 01/15/2017	750	857

Denver Arena Trust
6.940% due 11/15/2019	242	217

Detroit Edison Securitization Funding LLC
6.420% due 03/01/2015	750	834

Equity One Asset-Backed Securities, Inc.
4.145% due 04/25/2034	218	175

Ford Credit Auto Owner Trust
1.143% due 01/15/2011	1,462	1,464

GSAA Trust
0.546% due 03/25/2037	700	301
0.546% due 05/25/2047	700	315

JCP&L Transition Funding LLC
6.160% due 06/05/2019	650	744

JPMorgan Mortgage Acquisition Corp.
0.306% due 03/25/2047	221	152

Lehman XS Trust
0.476% due 06/25/2046	612	104

Morgan Stanley ABS Capital I
0.296% due 10/25/2036	584	559

Morgan Stanley Mortgage Loan Trust
0.606% due 04/25/2037	687	156
5.726% due 10/25/2036	500	279

Nationstar Home Equity Loan Trust
0.366% due 04/25/2037	211	195

Residential Asset Securities Corp.
0.316% due 11/25/2036	50	50

SLM Student Loan Trust
0.484% due 04/25/2014	509	509
0.654% due 01/25/2017	277	276
2.004% due 04/25/2023	13,829	14,378

Total Asset-Backed Securities (Cost $33,466)		32,939

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOVEREIGN ISSUES 17.3%

Banco Nacional de Desenvolvimento Economico e Social
6.369% due 06/16/2018	$1,000	$1,056

Banque Centrale de Tunisie
7.375% due 04/25/2012	3,361	3,714
8.250% due 09/19/2027	570	671

Brazil Government International Bond
5.875% due 01/15/2019	18,700	20,196
6.000% due 01/17/2017	2,100	2,283
8.000% due 01/15/2018	7,362	8,562
8.750% due 02/04/2025	2,830	3,750
8.875% due 10/14/2019	28,600	37,252
8.875% due 04/15/2024	8,057	10,716
11.000% due 08/17/2040	14,300	19,305

China Development Bank Corp.
5.000% due 10/15/2015	500	539

Colombia Government International Bond
7.375% due 01/27/2017	9,700	11,165
7.375% due 09/18/2037	3,900	4,426
8.250% due 12/22/2014	5,200	6,240
10.375% due 01/28/2033	275	403
10.750% due 01/15/2013	8,800	10,938
11.750% due 02/25/2020	725	1,058

Croatia Government International Bond
1.750% due 07/30/2010	28	27

Export-Import Bank of China
4.875% due 07/21/2015	2,050	2,184
5.250% due 07/29/2014	6,625	7,237

Export-Import Bank of Korea
0.680% due 11/16/2010	400	388

Guatemala Government Bond
9.250% due 08/01/2013	1,845	2,094
10.250% due 11/08/2011	1,000	1,125

Hong Kong Government International Bond
5.125% due 08/01/2014	750	824

Indonesia Government International Bond
6.750% due 03/10/2014	5,600	5,978
6.875% due 03/09/2017	10,600	11,459
6.875% due 01/17/2018	1,800	1,940
11.625% due 03/04/2019	4,000	5,598

Korea Development Bank
0.687% due 11/22/2012	8,200	7,696
0.910% due 10/20/2009	1,600	1,599
5.300% due 01/17/2013	800	833
5.750% due 09/10/2013	385	406

Mexico Government International Bond
5.950% due 03/19/2019 (h)	50,400	53,172
6.050% due 01/11/2040	5,400	5,414
6.750% due 09/27/2034	10,440	11,536
8.000% due 09/24/2022	45	55

Panama Government International Bond
6.700% due 01/26/2036	2,179	2,419
7.250% due 03/15/2015	7,825	8,979
8.875% due 09/30/2027	2,600	3,445
9.375% due 04/01/2029	1,705	2,336

Peru Government International Bond
6.550% due 03/14/2037	320	349
7.350% due 07/21/2025	7,900	9,263
8.375% due 05/03/2016	7,421	9,072
8.750% due 11/21/2033	1,000	1,340

Philippines Government International Bond
6.375% due 01/15/2032	10,478	10,321
7.750% due 01/14/2031	3,700	4,223
8.250% due 01/15/2014	8,000	9,260
8.375% due 06/17/2019	5,310	6,491
8.750% due 10/07/2016	2,000	2,388

36	PIMCO Funds	Credit Bond Funds	See Accompanying Notes

(Unaudited) September 30, 2009

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
8.875% due 03/17/2015		$200	$241
9.000% due 02/15/2013		900	1,055

Poland Government International Bond
4.000% due 10/27/2024		55	52
6.375% due 07/15/2019		7,690	8,680

Russia Government International Bond
7.500% due 03/31/2030		55,657	60,978
8.250% due 03/31/2010		222	229

South Africa Government International Bond
5.875% due 05/30/2022		750	776
6.500% due 06/02/2014		10,600	11,660
6.875% due 05/27/2019		8,400	9,408
7.375% due 04/25/2012		2,730	3,010

Uruguay Government International Bond
7.625% due 03/21/2036		1,000	1,060
8.000% due 11/18/2022		12,054	13,561
9.250% due 05/17/2017		100	121

Vietnam Government International Bond
4.000% due 03/12/2028		10,000	8,731
6.875% due 01/15/2016		3,000	3,167

Total Sovereign Issues (Cost $420,580)			454,454

FOREIGN CURRENCY-DENOMINATED ISSUES 11.0%

America Movil SAB de C.V.
8.460% due 12/18/2036	MXN	10,900	623

American International Group, Inc.
1.077% due 04/26/2011	EUR	650	842

Atlas Reinsurance PLC
5.108% due 01/10/2010		1,500	2,174

Bank of America Corp.
4.750% due 05/23/2017		300	398

Banque Centrale de Tunisie
6.250% due 02/20/2013		2,820	4,467

Barclays Bank PLC
6.000% due 01/23/2018		200	308
14.000% due 11/29/2049	GBP	500	1,039

BNP Paribas Capital Trust VI
5.868% due 01/29/2049	EUR	4,870	6,663

Brazil Government International Bond
12.500% due 01/05/2016	BRL	1,000	623

Brazil Notas do Tesouro Nacional Series B
6.000% due 08/15/2024		26,700	27,224

Brazil Notas do Tesouro Nacional Series F
10.000% due 01/01/2012		6,520	3,573

Chesapeake Energy Corp.
6.250% due 01/15/2017	EUR	1,925	2,606

Citigroup, Inc.
4.750% due 02/10/2019		5,000	6,107

Codere Finance Luxembourg S.A.
8.250% due 06/15/2015		1,500	1,997

Colombia Government International Bond
12.000% due 10/22/2015	COP	10,000,000	6,168

Deutsche Telekom International Finance BV
8.125% due 05/29/2012	EUR	2,334	3,870

Enterprise Inns PLC
6.500% due 12/06/2018	GBP	900	1,163

FCE Bank PLC
2.120% due 09/30/2009	EUR	400	585

Gaz Capital S.A.
5.440% due 11/02/2017		200	278

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.875% due 06/01/2015	EUR	14,000	$20,514
7.800% due 09/27/2010		3,500	5,392

General Electric Capital Corp.
4.625% due 09/15/2066		5,700	6,506

Goldman Sachs Group, Inc.
1.193% due 02/04/2013		500	700

Green Valley Ltd.
4.629% due 01/10/2011		1,300	1,839

HBOS Capital Funding LP
6.461% due 11/29/2049	GBP	1,560	1,677

HSBC Holdings PLC
5.375% due 12/20/2012	EUR	298	464
6.000% due 06/10/2019		2,000	3,211
6.375% due 10/18/2022	GBP	100	167

Ineos Group Holdings PLC
7.875% due 02/15/2016	EUR	1,900	1,369

International Endesa BV
6.125% due 07/05/2012	GBP	1,080	1,864

Lehman Brothers Holdings, Inc.
5.259% due 06/12/2013 (a)	EUR	3,472	749

Lighthouse International Co. S.A.
8.000% due 04/30/2014		2,250	2,173

Mexican Bonos
7.250% due 12/15/2016	MXN	52,000	3,756

Mitchells & Butlers Finance PLC
6.469% due 09/15/2032	GBP	1,700	1,954

Mizuho Bank Ltd.
1.292% due 11/24/2049	JPY	100,000	1,114

Nordic Telephone Co. Holdings ApS
8.250% due 05/01/2016	EUR	3,300	5,119

OI European Group BV
6.875% due 03/31/2017		820	1,176

PagesJaunes Groupe
1.958% due 01/11/2014		4,000	5,296

Pemex Project Funding Master Trust
5.500% due 02/24/2025		14,000	17,439

Punch Taverns Finance PLC
6.468% due 04/15/2033	GBP	7,300	7,452

QBE International Holdings PLC
5.147% due 08/02/2020	AUD	3,000	2,098

Republic of Germany Government Bond
3.750% due 01/04/2017	EUR	20,000	30,900
4.750% due 07/04/2028		7,900	12,724

Royal Bank of Scotland Group PLC
5.538% due 04/06/2011	GBP	3,129	3,475
6.000% due 06/29/2049		1,620	1,773

SLM Corp.
3.125% due 09/17/2012	EUR	7,000	7,990
4.750% due 03/17/2014		4,400	4,829

South Africa Government International Bond
5.250% due 05/16/2013		1,050	1,603

Sumitomo Mitsui Banking Corp.
0.940% due 12/31/2049	JPY	100,000	1,091
0.950% due 06/02/2049		100,000	1,060
4.375% due 10/27/2014	EUR	3,500	5,120

Telefonos de Mexico SAB de C.V.
8.750% due 01/31/2016	MXN	128,300	9,278

UBS AG
7.152% due 12/29/2049	EUR	100	135

Unitymedia Hessen GmbH & Co. KG
3.778% due 04/15/2013		2,825	3,979

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

UPC Broadband Holding BV
4.190% due 12/31/2016	EUR	3,750	$5,072
4.487% due 12/31/2017		2,705	3,670

UPC Holding BV
7.750% due 01/15/2014		2,300	3,332

Uruguay Government International Bond
6.875% due 01/19/2016		13,000	19,404

Veolia Environnement
4.875% due 05/28/2013		3,460	5,340

Virgin Media Finance PLC
8.750% due 04/15/2014		2,300	3,484

Wind Acquisition Finance S.A.
9.750% due 12/01/2015		2,300	3,669

Total Foreign Currency-Denominated Issues (Cost $287,147)			290,665

SHORT-TERM INSTRUMENTS 5.9%

CERTIFICATES OF DEPOSIT 0.4%

Barclays Bank PLC
1.109% due 03/22/2011		$11,800	11,800

REPURCHASE AGREEMENTS 0.7%

JPMorgan Chase Bank N.A.
0.030% due 10/01/2009		17,200	17,200
(Dated 09/30/2009. Collateralized by U.S. Treasury Notes 1.875% - 3.125% due 08/31/2013 - 02/28/2014 valued at $17,555. Repurchase proceeds are $17,200.)

State Street Bank and Trust Co.
0.010% due 10/01/2009		1,447	1,447
(Dated 09/30/2009. Collateralized by U.S. Treasury Bills 0.000% due 11/27/2009 valued at $1,480. Repurchase proceeds are $1,447.)

			18,647

U.S. CASH MANAGEMENT BILLS 0.2%
0.190% due 04/01/2010 (f)(g)(i)		4,212	4,208

U.S. TREASURY BILLS 0.7%
0.244% due 02/25/2010 - 03/11/2010 (d)(f)(g)(i)		19,459	19,449

		SHARES
SHORT-TERM FLOATING NAV PORTFOLIO (e) 3.9%
		10,248,004	102,613

Total Short-Term Instruments (Cost $156,711)			156,717

Total Investments 101.3% (Cost $2,648,463)			$2,668,094

Written Options (k) (0.1%) (Premiums $3,977)			(1,372)

Other Assets and Liabilities (Net) (1.3%)			(33,985)

Net Assets 100.0%			$2,632,737

See Accompanying Notes	Semiannual Report	September 30, 2009	37

Schedule of Investments  Diversified Income Fund  (Cont.)

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Security is in default.
(b)	When-Issued security.
(c)	Payment in-kind bond security.
(d)	Coupon represents a weighted average rate.
(e)	Affiliated to the Fund.
(f)	Securities with an aggregate market value of $30,938 have been pledged as collateral for swap and swaption contracts on September 30, 2009.
(g)	Securities with an aggregate market value of $690 have been pledged as collateral for delayed-delivery mortgage-backed securities on September 30, 2009.
(h)	The average amount of borrowings while outstanding during the period ended September 30, 2009 was $164,581 at a weighted average interest rate of 0.370%. On September 30, 2009, securities valued at $15,825 were pledged as collateral for reverse repurchase agreements.
(i)	Securities with an aggregate market value of $5,991 and cash of $70 have been pledged as collateral for the following open futures contracts on September 30, 2009:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation
90-Day Eurodollar December Futures	Long	12/2009	725	$961
90-Day Eurodollar December Futures	Long	12/2010	5,320	3,631
Euro-Bobl December Futures	Long	12/2009	18	9
Euro-Bund 10-Year Bond December Futures	Long	12/2009	160	189

				$4,790

(j)	Swap agreements outstanding on September 30, 2009:

Credit Default Swaps on Corporate, Sovereign, and U.S. Municipal Issues - Buy Protection (1)
Reference Entity	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at September 30, 2009 (3)	Notional Amount (4)	Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Alcoa, Inc.	BOA	(0.560%	)	03/20/2017	2.611%	$5,000	$614	$0	$614
American General Finance Corp.	MLP	(1.370%	)	12/20/2017	9.152%	2,500	857	0	857
American General Finance Corp.	RBS	(1.300%	)	12/20/2017	9.152%	2,500	864	0	864
CenturyTel, Inc.	BOA	(0.595%	)	06/20/2017	0.832%	5,000	80	0	80
Con-way, Inc.	BOA	(1.834%	)	03/20/2018	1.353%	5,000	(172)	0	(172)
CSX Corp.	UBS	(0.880%	)	06/20/2017	0.547%	5,000	(116)	0	(116)
Cytec Industries, Inc.	DUB	(1.000%	)	12/20/2015	1.521%	1,000	28	0	28
Daimler Finance N.A. LLC	BNP	(4.100%	)	09/20/2011	0.745%	4,500	(301)	0	(301)
FBG Finance Ltd.	BCLY	(1.600%	)	06/20/2015	0.523%	1,000	(58)	0	(58)
HCP, Inc.	BOA	(1.227%	)	03/20/2018	2.005%	5,000	261	0	261
Kohl’s Corp.	BOA	(0.786%	)	12/20/2017	1.034%	5,000	86	0	86
Kraft Foods, Inc.	DUB	(0.590%	)	09/20/2017	0.936%	2,000	48	0	48
Kroger Co.	JPM	(0.550%	)	06/20/2018	0.824%	5,000	102	0	102
Ltd Brands, Inc.	GSC	(2.410%	)	09/20/2017	2.811%	2,000	49	0	49
Marks & Spencer PLC	RBS	(0.950%	)	12/20/2017	1.314%	5,000	124	0	124
Marsh & McLennan Cos., Inc.	BCLY	(0.760%	)	09/20/2015	0.452%	5,000	(87)	0	(87)
Masco Corp.	BRC	(1.000%	)	09/20/2012	1.000%	2,000	45	45	0
Masco Corp.	CSFB	(0.915%	)	12/20/2016	2.125%	5,000	359	0	359
McKesson Corp.	BOA	(0.380%	)	03/20/2017	0.303%	5,000	(27)	0	(27)
Sprint Nextel Corp.	JPM	(1.125%	)	12/20/2016	3.492%	5,000	659	0	659
Time Warner, Inc.	JPM	(0.830%	)	12/20/2016	0.591%	2,600	(41)	0	(41)
Valero Energy Corp.	GSC	(2.700%	)	03/20/2019	2.508%	4,000	(57)	0	(57)
Viacom, Inc.	MSC	(0.900%	)	06/20/2016	0.924%	5,000	6	0	6
Yum! Brands, Inc.	DUB	(0.820%	)	03/20/2018	0.805%	5,000	(6)	0	(6)

							$3,317	$45	$3,272

Credit Default Swaps on Corporate, Sovereign, and U.S. Municipal Issues - Sell Protection (2)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at September 30, 2009 (3)	Notional Amount (4)	Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
American International Group, Inc.	BCLY	1.950%	03/20/2013	8.112%	$2,800	$(483)	$0	$(483)
American International Group, Inc.	DUB	5.000%	09/20/2013	7.961%	100	(9)	(13)	4
American International Group, Inc.	RBS	1.975%	03/20/2013	8.112%	5,400	(928)	0	(928)
Biomet, Inc.	CSFB	8.000%	03/20/2014	3.695%	1,473	225	0	225
Brazil Government International Bond	BCLY	2.300%	12/20/2009	0.574%	6,700	69	0	69
Brazil Government International Bond	BCLY	1.360%	08/20/2011	0.788%	1,800	22	0	22
Brazil Government International Bond	BCLY	1.370%	08/20/2011	0.788%	1,800	23	0	23
Brazil Government International Bond	CSFB	3.350%	12/20/2009	0.574%	5,000	78	0	78
Brazil Government International Bond	DUB	2.340%	12/20/2009	0.574%	12,500	132	0	132
Brazil Government International Bond	MSC	1.470%	02/20/2017	1.407%	700	4	0	4
Celestica, Inc.	BCLY	2.850%	09/20/2011	2.232%	2,100	27	0	27

38	PIMCO Funds	Credit Bond Funds	See Accompanying Notes

(Unaudited) September 30, 2009

Credit Default Swaps on Corporate, Sovereign, and U.S. Municipal Issues - Sell Protection (2) (Contd.)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at September 30, 2009 (3)	Notional Amount (4)		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
CEMEX SAB de C.V.	JPM	1.050%	12/20/2016	4.663%		$1,500	$(250)	$0	$(250)
Chesapeake Energy Corp.	CSFB	1.000%	06/20/2012	4.371%		3,700	(311)	0	(311)
Chesapeake Energy Corp.	CSFB	1.710%	09/20/2012	4.620%		5,650	(441)	0	(441)
Chesapeake Energy Corp.	JPM	5.000%	09/20/2014	5.624%		1,900	(45)	(143)	98
CIT Group, Inc.	BOA	5.000%	09/20/2014	28.914%		2,000	(726)	(630)	(96)
CIT Group, Inc.	DUB	5.000%	09/20/2014	28.914%		1,700	(617)	(527)	(90)
CIT Group, Inc.	GSC	5.000%	09/20/2014	28.914%		4,000	(1,452)	(1,120)	(332)
Citigroup, Inc.	MSC	0.163%	06/20/2011	3.691%		12,000	(700)	0	(700)
Codere Finance S.A.	GSC	3.920%	12/20/2012	7.203%	EUR	1,700	(224)	0	(224)
Codere Finance S.A.	JPM	4.150%	12/20/2012	7.203%		1,500	(183)	0	(183)
Colombia Government International Bond	UBS	1.070%	01/20/2012	1.108%		$1,000	1	0	1
Dynegy Holdings, Inc.	BCLY	5.000%	09/20/2014	8.527%		1,800	(225)	(360)	135
El Paso Corp.	BOA	5.000%	09/20/2014	6.009%		400	(15)	(30)	15
El Paso Corp.	CSFB	5.000%	09/20/2014	6.009%		6,300	(239)	(466)	227
Ford Motor Credit Co. LLC	UBS	5.000%	12/20/2010	4.676%		4,400	23	(1,100)	1,123
France Telecom S.A.	UBS	0.330%	09/20/2011	0.315%	EUR	3,900	2	0	2
France Telecom S.A.	WAC	0.325%	09/20/2011	0.315%		3,900	2	0	2
Freeport-McMoRan Copper & Gold, Inc.	BOA	0.910%	06/20/2012	1.640%		$1,800	(34)	0	(34)
Freeport-McMoRan Copper & Gold, Inc.	MSC	0.890%	06/20/2012	1.640%		5,950	(116)	0	(116)
General Electric Capital Corp.	BCLY	5.000%	06/20/2012	1.858%		5,200	433	134	299
General Electric Capital Corp.	BOA	7.000%	06/20/2013	1.994%		400	70	0	70
General Electric Capital Corp.	CITI	7.250%	03/20/2012	1.894%		500	65	0	65
General Electric Capital Corp.	CITI	6.950%	03/20/2013	1.977%		5,000	817	0	817
General Electric Capital Corp.	CITI	3.950%	03/20/2017	2.013%		9,425	1,129	0	1,129
General Electric Capital Corp.	DUB	1.070%	12/20/2012	1.959%		3,540	(95)	0	(95)
General Electric Capital Corp.	GSC	5.000%	06/20/2012	1.858%		5,000	417	(350)	767
Goldman Sachs Group, Inc.	MSC	0.235%	06/20/2012	0.997%		4,000	(81)	0	(81)
HCA, Inc.	CSFB	5.000%	03/20/2014	3.694%		880	43	(132)	175
HSBC Finance Corp.	DUB	5.000%	12/20/2011	1.309%		100	8	5	3
HSBC Finance Corp.	DUB	5.000%	09/20/2013	1.361%		120	16	11	5
Indonesia Government International Bond	BCLY	2.320%	12/20/2016	2.005%		3,000	60	0	60
Indonesia Government International Bond	RBS	1.390%	12/20/2011	1.494%		5,000	(9)	0	(9)
Indonesia Government International Bond	RBS	1.525%	12/20/2011	1.494%		3,000	3	0	3
JSC Gazprom	BCLY	1.600%	12/20/2009	1.104%		11,000	34	0	34
JSC Gazprom	DUB	1.490%	09/20/2017	2.773%		5,000	(406)	0	(406)
Mexico Government International Bond	CSFB	2.950%	12/20/2009	0.914%		5,000	64	0	64
Mexico Government International Bond	DUB	2.400%	12/20/2009	0.914%		6,100	61	0	61
Mexico Government International Bond	GSC	2.050%	09/20/2013	1.401%		210	5	0	5
Mexico Government International Bond	JPM	0.920%	03/20/2016	1.633%		650	(26)	0	(26)
Mexico Government International Bond	MSC	2.070%	09/20/2013	1.401%		530	14	0	14
Mexico Government International Bond	MSC	2.170%	09/20/2013	1.401%		120	4	0	4
Mexico Government International Bond	UBS	0.695%	01/20/2017	1.667%		500	(30)	0	(30)
Peru Government International Bond	MSC	1.960%	10/20/2016	1.465%		600	24	0	24
Petroleos Mexicanos	BCLY	0.880%	04/20/2011	1.263%		11,500	(22)	0	(22)
Petroleos Mexicanos	BCLY	1.200%	04/20/2016	1.876%		3,900	(129)	0	(129)
Petroleos Mexicanos	DUB	1.000%	09/20/2017	1.938%		5,000	(310)	0	(310)
Philippines Government International Bond	BCLY	1.920%	09/20/2012	1.386%		2,500	40	0	40
Philippines Government International Bond	BCLY	2.510%	09/20/2017	1.964%		1,000	37	0	37
Philippines Government International Bond	BCLY	2.530%	09/20/2017	1.964%		1,000	39	0	39
Philippines Government International Bond	CITI	1.770%	12/20/2017	1.977%		5,200	(71)	0	(71)
Philippines Government International Bond	DUB	2.500%	09/20/2017	1.964%		4,500	164	0	164
Philippines Government International Bond	MSC	2.440%	09/20/2017	1.964%		300	10	0	10
Philippines Government International Bond	UBS	2.260%	03/20/2013	1.469%		3,800	102	0	102
RRI Energy, Inc.	GSC	5.000%	09/20/2014	7.965%		4,000	(425)	(657)	232
RSHB Capital S.A.	BCLY	1.650%	07/20/2011	2.117%		3,900	(19)	0	(19)
RSHB Capital S.A.	CSFB	1.870%	10/20/2012	2.280%		1,400	(5)	0	(5)
RSHB Capital S.A.	MSC	2.000%	10/20/2012	2.280%		3,000	3	0	3
SLM Corp.	BOA	0.820%	06/20/2012	8.957%		4,500	(820)	0	(820)
SLM Corp.	BOA	5.000%	09/20/2014	8.553%		5,800	(706)	(652)	(54)
Sungard Data Systems, Inc.	BCLY	5.000%	09/20/2014	6.704%		500	(31)	(55)	24
Sungard Data Systems, Inc.	CITI	5.000%	09/20/2014	6.704%		2,100	(132)	(233)	101
Sungard Data Systems, Inc.	CSFB	5.000%	09/20/2014	6.704%		2,400	(151)	(270)	119
Telecom Italia Finance S.A.	UBS	0.520%	09/20/2011	0.874%	EUR	3,900	(39)	0	(39)
Telecom Italia Finance S.A.	WAC	0.525%	09/20/2011	0.874%		3,900	(38)	0	(38)
Thomson	DUB	6.500%	06/20/2013	24.720%		520	(143)	0	(143)
Thomson	MSC	0.350%	12/20/2010	16.599%		349	(73)	0	(73)
Thomson	MSC	0.400%	06/20/2011	16.528%		20	(5)	0	(5)
Uruguay Government International Bond	DUB	1.050%	01/20/2012	2.889%		$3,000	(116)	0	(116)
Wells Fargo & Co.	BCLY	1.000%	03/20/2013	0.777%		2,000	15	(41)	56
Wells Fargo & Co.	CITI	1.000%	03/20/2013	0.777%		1,100	8	(25)	33
Wells Fargo & Co.	MSC	1.000%	03/20/2013	0.777%		900	7	(21)	28

							$(6,580)	$(6,675)	$95

See Accompanying Notes	Semiannual Report	September 30, 2009	39

Schedule of Investments  Diversified Income Fund  (Cont.)

Credit Default Swaps on Credit Indices - Sell Protection (2)
Index/Tranches	Counterparty	Fixed Deal Receive Rate	Maturity Date	Notional Amount (4)		Market Value (5)	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
ABX.HE A 06-1 Index	CITI	0.540%	07/25/2045		$8,403	$(7,642)	$(221)	$(7,421)
ABX.HE A 06-2 Index	CITI	0.440%	05/25/2046		6,629	(6,341)	(452)	(5,889)
ABX.HE A 06-2 Index	GSC	0.440%	05/25/2046		6,280	(6,009)	(424)	(5,585)
ABX.HE A 06-2 Index	UBS	0.440%	05/25/2046		6,629	(6,343)	(452)	(5,891)
CDX.EM-11 Index	MSC	5.000%	06/20/2014		10,000	1,134	445	689
CDX.EM-12 Index	JPM	5.000%	12/20/2014		35,000	3,793	3,675	118
CDX.HY-8 5-Year Index 35-100%	CITI	0.360%	06/20/2012		8,667	(226)	0	(226)
CDX.HY-10 3-Year Index 25-35%	MLP	2.360%	06/20/2011		2,000	(77)	0	(77)
CDX.HY-10 5-Year Index	BCLY	5.000%	06/20/2013		9,657	(327)	(640)	313
CDX.HY-11 5-Year Index	GSC	5.000%	12/20/2013		44,109	(2,597)	(8,711)	6,114
CDX.IG-5 Index	GSC	0.450%	12/20/2010		14,580	(141)	(6)	(135)
CDX.IG-6 Index	DUB	0.400%	06/20/2011		16,388	(248)	22	(270)
CDX.IG-6 Index	MSC	0.400%	06/20/2011		964	(14)	0	(14)
CDX.IG-9 5-Year Index 15-30%	DUB	0.900%	12/20/2012		500	8	0	8
CDX.IG-9 5-Year Index 15-30%	DUB	1.040%	12/20/2012		2,500	49	0	49
CDX.IG-9 5-Year Index 15-30%	DUB	1.160%	12/20/2012		12,300	289	0	289
CDX.IG-9 5-Year Index 15-30%	DUB	1.180%	12/20/2012		7,400	178	0	178
CDX.IG-9 5-Year Index 15-30%	GSC	1.210%	12/20/2012		5,000	125	0	125
CDX.IG-9 5-Year Index 15-30%	JPM	1.120%	12/20/2012		4,800	106	0	106
CDX.IG-9 5-Year Index 30-100%	DUB	0.701%	12/20/2012		5,153	76	0	76
CDX.IG-9 5-Year Index 30-100%	DUB	0.708%	12/20/2012		1,750	26	0	26
CDX.IG-9 5-Year Index 30-100%	DUB	0.710%	12/20/2012		875	13	0	13
CDX.IG-9 5-Year Index 30-100%	GSC	0.695%	12/20/2012		1,070	16	0	16
CDX.IG-9 5-Year Index 30-100%	GSC	0.705%	12/20/2012		1,750	26	0	26
CDX.IG-9 5-Year Index 30-100%	GSC	0.720%	12/20/2012		13,612	209	0	209
CDX.IG-9 5-Year Index 30-100%	MSC	0.720%	12/20/2012		972	15	0	15
CDX.IG-13 5-Year Index	DUB	1.000%	12/20/2014		22,900	(11)	44	(55)
CDX.IG-13 5-Year Index	GSC	1.000%	12/20/2014		59,600	(28)	115	(143)
iTraxx Europe 4 Index	MSC	0.350%	12/20/2010	EUR	43,251	(330)	(39)	(291)
iTraxx Europe 5 Index	MSC	0.400%	06/20/2011		2,480	(25)	14	(39)
iTraxx Europe Crossover 5 Index	DUB	2.900%	06/20/2011		4,791	(127)	89	(216)
iTraxx Europe Crossover 5 Index	JPM	2.900%	06/20/2011		6,819	(180)	132	(312)
iTraxx Europe Crossover 7 Index	DUB	2.300%	06/20/2012		2,940	(373)	53	(426)
iTraxx Europe Crossover 9 Index	DUB	6.500%	06/20/2013		24,960	577	265	312

						$(24,399)	$(6,091)	$(18,308)

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities compromising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities compromising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, U.S. municipal issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	1-Month EUR-FRCPXTOB Index	1.970%	12/15/2011	JPM	EUR	23,000	$883	$0	$883
Pay	1-Year BRL-CDI	11.140%	01/02/2012	HSBC	BRL	37,300	28	47	(19)
Pay	1-Year BRL-CDI	11.140%	01/02/2012	JPM		8,200	6	10	(4)
Pay	3-Month USD-LIBOR	3.000%	12/16/2010	RBS		$17,000	366	228	138
Pay	3-Month USD-LIBOR	3.100%	05/27/2016	BCLY		7,000	88	0	88
Pay	3-Month USD-LIBOR	4.000%	06/17/2016	DUB		1,400	96	116	(20)
Pay	3-Month USD-LIBOR	3.500%	06/24/2016	GSC		8,900	318	0	318
Pay	3-Month USD-LIBOR	5.000%	12/17/2018	BCLY		12,000	1,718	1,219	499
Pay	3-Month USD-LIBOR	5.000%	12/17/2018	MSC		2,100	301	48	253
Pay	3-Month USD-LIBOR	4.000%	12/16/2019	MSC		5,300	204	(73)	277

40	PIMCO Funds	Credit Bond Funds	See Accompanying Notes

(Unaudited) September 30, 2009

Interest Rate Swaps (Cont.)
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	3-Month USD-LIBOR	4.000%	12/16/2019	RBS		700	$27	$(16)	$43
Pay	6-Month EUR-LIBOR	4.500%	03/18/2014	GSC	EUR	29,000	4,083	(544)	4,627
Pay	6-Month EUR-LIBOR	4.000%	09/19/2017	BCLY		4,100	334	(308)	642
Pay	6-Month EUR-LIBOR	4.500%	03/18/2019	DUB		500	77	14	63
Pay	6-Month EUR-LIBOR	4.000%	03/17/2020	DUB		23,000	1,067	469	598
Pay	6-Month GBP-LIBOR	5.000%	03/18/2014	GSC	GBP	7,500	962	(166)	1,128
Pay	6-Month GBP-LIBOR	5.000%	03/18/2014	RBS		18,100	2,322	(453)	2,775
Pay	6-Month GBP-LIBOR	4.000%	03/17/2015	BNP		83,000	2,318	(1,334)	3,652
Pay	6-Month JPY-LIBOR	2.000%	12/20/2016	DUB	JPY	2,140,000	1,563	338	1,225
Pay	28-Day MXN TIIE	8.660%	01/31/2019	BCLY	MXN	29,800	82	152	(70)
Pay	28-Day MXN TIIE	7.780%	04/09/2019	JPM		188,000	(311)	175	(486)

							$16,532	$(78)	$16,610

(k)	Written options outstanding on September 30, 2009:

Options on Exchange-Traded Futures Contracts
Description	Exercise Price	Expiration Date	# of Contracts	Premium	Market Value
Call - CBOT U.S. Treasury 10-Year Note December Futures	$119.000	11/20/2009	108	$77	$110
Put - CBOT U.S. Treasury 10-Year Note December Futures	115.000	11/20/2009	108	65	42

				$142	$152

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Premium	Market Value
Put - OTC 5-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Pay	3.420%	11/23/2009	$30,000	$327	$47
Put - OTC 7-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Pay	4.000%	11/23/2009	59,600	616	81
Put - OTC 10-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Pay	4.350%	11/23/2009	1,100	5	2
Put - OTC 5-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Pay	5.500%	08/31/2010	10,200	78	44
Put - OTC 5-Year Interest Rate Swap	BNP	3-Month USD-LIBOR	Pay	3.420%	11/23/2009	5,000	105	8
Put - OTC 7-Year Interest Rate Swap	CITI	3-Month USD-LIBOR	Pay	4.000%	11/23/2009	20,500	217	28
Put - OTC 7-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	4.000%	11/23/2009	9,000	49	12
Put - OTC 7-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Pay	6.000%	08/31/2010	137,400	1,148	637
Put - OTC 10-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Pay	6.000%	08/31/2010	22,400	227	150
Put - OTC 10-Year Interest Rate Swap	MLP	3-Month USD-LIBOR	Pay	4.350%	11/23/2009	2,000	10	4
Call - OTC 10-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Receive	3.000%	11/23/2009	35,000	227	109
Put - OTC 10-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Pay	4.350%	11/23/2009	2,600	18	5
Put - OTC 5-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	3.750%	11/23/2009	92,000	732	50
Put - OTC 5-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	5.500%	08/31/2010	9,900	76	43

							$3,835	$1,220

Transactions in written call and put options for the period ended September 30, 2009:

	# of Contracts	Notional Amount in $	Notional Amount in EUR		Premium
Balance at 03/31/2009	905	$117,300	EUR	24,800	$1,620
Sales	1,638	728,200		0	5,358
Closing Buys	(2,327)	(408,800)		(24,800)	(3,001)
Expirations	0	0		0	0
Exercised	0	0		0	0

Balance at 09/30/2009	216	$436,700	EUR	0	$3,977

(l)	Short sales outstanding on September 30, 2009:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Market Value
Fannie Mae	5.000%	10/01/2039	$800	$818	$826
Fannie Mae	6.000%	10/01/2039	400	421	422
Fannie Mae	6.500%	10/01/2039	500	533	534
Fannie Mae	6.500%	11/01/2039	1,000	1,063	1,065

				$2,835	$2,847

See Accompanying Notes	Semiannual Report	September 30, 2009	41

Schedule of Investments  Diversified Income Fund  (Cont.)

(m)	Foreign currency contracts outstanding on September 30, 2009:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	CNY	77,102	06/2010	BCLY	$0	$(62)	$(62)
Buy		35,477	06/2010	CITI	0	(21)	(21)
Buy		339	06/2010	CSFB	0	0	0
Buy		13,879	06/2010	DUB	0	(14)	(14)
Buy		100,353	06/2010	HSBC	0	(83)	(83)
Buy		74,851	06/2010	MSC	0	(52)	(52)
Sell	EUR	50,056	10/2009	BCLY	0	(1,544)	(1,544)
Sell		59,861	10/2009	BNP	0	(1,876)	(1,876)
Buy		400	10/2009	HSBC	0	0	0
Sell		41,252	10/2009	UBS	567	0	567
Sell	GBP	14,395	10/2009	BNP	871	0	871
Buy	HUF	477	10/2009	BCLY	0	0	0
Sell		143	10/2009	DUB	0	0	0
Sell		477	10/2009	HSBC	0	0	0
Buy		143	10/2009	JPM	0	0	0
Buy	ILS	890	11/2009	BCLY	21	0	21
Sell		890	11/2009	HSBC	0	(10)	(10)
Buy	JPY	218,661	10/2009	BNP	73	0	73
Sell		775,022	10/2009	HSBC	0	(155)	(155)
Buy	KRW	878,131	11/2009	CSFB	56	0	56
Buy		1,639,366	11/2009	DUB	103	0	103
Buy		25,793,250	11/2009	RBS	1,649	0	1,649
Sell	MXN	26,702	11/2009	BCLY	0	(4)	(4)
Buy		1,762	11/2009	CITI	0	(1)	(1)
Sell		707	11/2009	DUB	0	(1)	(1)
Buy		236,658	11/2009	HSBC	0	(115)	(115)
Sell		2,048	11/2009	HSBC	0	(1)	(1)
Buy		11,644	11/2009	JPM	19	(1)	18
Sell		209,744	11/2009	JPM	118	0	118
Sell	PLN	191	11/2009	CITI	0	(9)	(9)
Buy		56	11/2009	DUB	4	0	4
Buy		135	11/2009	JPM	7	0	7
Sell	ZAR	1,269	11/2009	CITI	0	(25)	(25)
Buy		1,308	11/2009	DUB	39	0	39
Buy		89	11/2009	HSBC	1	0	1
Buy		299	11/2009	JPM	3	0	3

					$3,531	$(3,974)	$(443)

(n)	Fair Value Measurements +

The following is a summary of the fair valuations according to the inputs used as of September 30, 2009 in valuing the Fund's assets and liabilities:

Category ++	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 09/30/2009
Corporate Bonds & Notes	$0	$1,236,844	$73,327	$1,310,171
Mortgage-Backed Securities	0	197,013	9,905	206,918
Sovereign Issues	0	454,454	0	454,454
Foreign Currency-Denominated Issues	0	288,460	2,205	290,665
Short-Term Instruments	102,613	54,104	0	156,717
Other Investments +++	0	245,824	3,345	249,169

Investments, at value	$102,613	$2,476,699	$88,782	$2,668,094

Short Sales, at value	$0	$(2,847)	$0	$(2,847)

Financial Derivative Instruments ++++	$4,790	$(146)	$0	$4,644

Total	$107,403	$2,473,706	$88,782	$2,669,891

42	PIMCO Funds	Credit Bond Funds	See Accompanying Notes

(Unaudited) September 30, 2009

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ending September 30, 2009:

Category ++	Beginning Balance at 03/31/2009	Net Purchases/ (Sales)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)	Net Transfers In/ (Out) of Level 3	Ending Balance at 09/30/2009	Net Change in Unrealized Appreciation/ (Depreciation) on investments held at 09/30/2009
Corporate Bonds & Notes	$0	$53,867	$146	$0	$924	$18,390	$73,327	$924
Mortgage-Backed Securities	0	9,904	5	30	(34)	0	9,905	(34)
Foreign Currency-Denominated Issues	5,712	(2,406)	(8)	(18)	2,400	(3,475)	2,205	247
Other Investments +++	3,565	(475)	4	0	251	0	3,345	192

Investments, at value	$9,277	$60,890	$147	$12	$3,541	$14,915	$88,782	$1,329

Financial Derivative Instruments ++++	$2,391	$0	$0	$0	$(1,508)	$(883)	$0	$0

Total	$11,668	$60,890	$147	$12	$2,033	$14,032	$88,782	$1,329

+	See note 2 in the Notes to Financial Statements for additional information.
++	Refer to the Schedule of Investments for additional information.
+++	Sum of all other categories each of which individually has an aggregate market value of less than 5% of net assets.
++++	Financial derivative instruments may include open futures contracts, swap contracts, written options, and foreign currency contracts.

(o)	Fair Value of Derivative Instruments ^

The following is a summary of the fair valuations of the Fund's derivative instruments categorized by risk exposure:

Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of September 30, 2009:

	Derivatives not accounted for as hedging instruments
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Other Contracts	Total
Assets:
Variation margin receivable ^^	$4,790	$0	$0	$0	$0	$4,790
Unrealized appreciation on foreign currency contracts	0	3,531	0	0	0	3,531
Unrealized appreciation on swap agreements	17,209	0	19,593	0	0	36,802

	$21,999	$3,531	$19,593	$0	$0	$45,123

Liabilities:
Written options outstanding	$1,372	$0	$0	$0	$0	$1,372
Unrealized depreciation on foreign currency contracts	0	3,974	0	0	0	3,974
Unrealized depreciation on swap agreements	598	0	34,535	0	0	35,133

	$1,970	$3,974	$34,535	$0	$0	$40,479

The Effect of Derivative Instruments on the Statement of Operations for the Six Months Ended September 30, 2009:

	Derivatives not accounted for as hedging instruments
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result from Operations:
Net realized gain on investments (purchased options)	$0	$3,143	$0	$0	$0	$3,143
Net realized gain (loss) on futures contracts, written options and swaps	15,405	0	(11,624)	0	0	3,781
Net realized (loss) on foreign currency transactions	0	(37,543)	0	0	0	(37,543)

	$15,405	$(34,400)	$(11,624)	$0	$0	$(30,619)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result from Operations:
Net change in unrealized (depreciation) on investments (purchased options)	$0	$(2,068)	$0	$0	$0	$(2,068)
Net change in unrealized appreciation on futures contracts, written options and swaps	276	0	65,936	0	0	66,212
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	0	15,762	0	0	0	15,762

	$276	$13,694	$65,936	$0	$0	$79,906

^	See note 2 in the Notes to Financial Statements for additional information.
^^

The Fair Values of Derivative Instruments may include cumulative appreciation/depreciation of futures contracts as reported in the Notes to Schedule of Investments. Only current day's variation margin is reported within the Statement of Assets and Liabilities.

See Accompanying Notes	Semiannual Report	September 30, 2009	43

Schedule of Investments  Floating Income Fund

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
BANK LOAN OBLIGATIONS 4.2%

Bausch & Lomb, Inc.
3.511% due 04/26/2015	$179	$171
3.848% due 04/26/2015	1,760	1,685

Community Health Systems, Inc.
2.622% due 07/25/2014	16	15

Cooper-Standard Automotive, Inc.
3.125% due 12/31/2011 (a)	559	499
4.750% due 12/31/2011 (a)	1,396	1,246

CSC Holdings, Inc.
2.049% due 03/29/2016	1,915	1,885
2.194% due 03/29/2016	5	5

Daimler Finance North America LLC
4.250% due 08/03/2012	1,919	1,850

FCI Connectors
3.031% due 03/09/2013	1,217	1,080

Freescale Semiconductor, Inc.
12.500% due 12/15/2014	583	589

Georgia-Pacific Corp.
2.282% due 12/20/2012	79	76
2.302% due 12/20/2012	905	874
2.464% due 12/20/2012	106	103

Hawaiian Telcom Communications, Inc.
4.750% due 06/01/2024 (a)	1,711	1,069

Headwaters, Inc.
5.600% due 04/30/2011	456	453

Hertz Corp.
2.000% due 12/21/2012	1	1

Idearc, Inc.
4.250% due 11/17/2014 (a)	889	381

Ineos Group Holdings PLC
7.501% due 10/07/2013	1,107	909
8.001% due 10/07/2014	1,107	937

Las Vegas Sands Corp.
2.090% due 05/23/2014	959	804

Nielson Finance LLC
2.249% due 08/09/2013	289	271
3.999% due 05/01/2016	604	572

PanAmSat Corp.
2.753% due 07/03/2012	495	477

Renal Advantage, Inc.
2.746% due 10/06/2012	203	193
2.795% due 10/06/2012	1,555	1,481

RH Donnelley Corp.
6.750% due 06/30/2024 (a)	1,722	1,477

Smurfit-Stone Container Corp.
2.570% due 11/01/2024 (a)	21	20

Texas Competitive Electric Holdings Co. LLC
3.754% due 10/10/2014	2,038	1,610
3.782% due 10/10/2014	16	12

Wimar Landco LLC
4.946% due 07/03/2024 (a)	5,000	625

Total Bank Loan Obligations (Cost $29,662)		21,370

CORPORATE BONDS & NOTES 62.4%

BANKING & FINANCE 27.1%

American Express Co.
7.250% due 05/20/2014	3,000	3,375

American International Group, Inc.
5.850% due 01/16/2018	700	508
6.250% due 05/01/2036	700	455

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Bank of Scotland PLC
4.880% due 04/15/2011	$2,000	$2,027

Barclays Bank PLC
5.000% due 09/22/2016	500	507
7.434% due 09/29/2049	6,200	5,518

C5 Capital SPV Ltd.
6.196% due 12/31/2049	500	389

C10 Capital SPV Ltd.
6.722% due 12/31/2049	2,400	1,900

Calabash Re Ltd.
11.199% due 01/08/2010	3,000	2,984

Citigroup, Inc.
5.500% due 10/15/2014	4,900	4,900

Countrywide Financial Corp.
5.800% due 06/07/2012	1,000	1,056

Ford Motor Credit Co. LLC
3.260% due 01/13/2012 (h)	15,010	13,528
7.250% due 10/25/2011	100	97
7.375% due 10/28/2009	6,425	6,427
7.800% due 06/01/2012	200	193
7.875% due 06/15/2010	200	201

Foundation Re II Ltd.
7.190% due 11/26/2010	3,700	3,638

GMAC LLC
6.625% due 05/15/2012	2,700	2,462
6.875% due 09/15/2011	3,600	3,390
6.875% due 08/28/2012	200	182

HBOS PLC
6.750% due 05/21/2018	2,500	2,233

Hipotecaria Su Casita S.A. de C.V.
8.500% due 10/04/2016	6,575	5,622

Intergas Finance BV
6.375% due 05/14/2017	4,000	3,640
6.875% due 11/04/2011	189	188

International Lease Finance Corp.
0.909% due 01/15/2010	4,500	4,396

Lehman Brothers Holdings, Inc.
2.907% due 11/16/2009 (a)	1,100	190
2.951% due 05/25/2010 (a)	900	155

Merna Reinsurance Ltd.
0.932% due 07/07/2010	5,800	5,643

Merrill Lynch & Co., Inc.
5.450% due 02/05/2013	2,350	2,439
6.050% due 08/15/2012	3,000	3,202

Mystic Re Ltd.
10.361% due 06/07/2011	1,500	1,516

Osiris Capital PLC
5.509% due 01/15/2010	2,000	1,999

Petroleum Export Ltd.
4.623% due 06/15/2010	1,167	1,145
5.265% due 06/15/2011	3,180	3,106

Petroleum Export Ltd. II
6.340% due 06/20/2011	1,892	1,826

Rabobank Nederland NV
11.000% due 06/29/2049	1,200	1,474

Residential Reinsurance 2007 Ltd.
6.361% due 06/07/2010	3,500	3,540

Royal Bank of Scotland Group PLC
9.118% due 03/31/2049	4,000	3,700

Santander Perpetual S.A. Unipersonal
6.671% due 10/29/2049	3,500	3,083

TNK-BP Finance S.A.
7.500% due 03/13/2013	5,300	5,373

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

TransCapitalInvest Ltd. for OJSC AK Transneft
6.103% due 06/27/2012	$5,500	$5,641

UBS Luxembourg S.A. for Sberbank
6.230% due 02/11/2015	1,500	1,495

UBS Preferred Funding Trust I
8.622% due 10/29/2049	8,250	7,601

Universal City Florida Holding Co. I & II
5.233% due 05/01/2010	3,200	3,144

VTB Capital S.A.
6.609% due 10/31/2012	3,500	3,518

Wachovia Corp.
0.633% due 04/23/2012	600	588

Wells Fargo Capital XIII
7.700% due 12/29/2049	7,600	6,726

		136,920

INDUSTRIALS 24.8%

Altria Group, Inc.
7.750% due 02/06/2014	3,300	3,766

AutoZone, Inc.
7.125% due 08/01/2018	2,000	2,219

Berry Plastics Corp.
4.174% due 09/15/2014	2,500	1,937

Biomet, Inc.
10.375% due 10/15/2017 (c)	2,600	2,775

Cie Generale de Geophysique-Veritas
9.500% due 05/15/2016	1,100	1,169

Compagnie Générale de Géophysique-Veritas
7.500% due 05/15/2015	1,000	1,000

Cooper-Standard Automotive, Inc.
7.000% due 12/15/2012 (a)	800	420

CSN Islands VIII Corp.
9.750% due 12/16/2013	1,500	1,762

Delta Air Lines, Inc.
7.379% due 11/18/2011	4,571	4,503

Devon Energy Corp.
5.625% due 01/15/2014	800	861

Dex Media West LLC
9.875% due 08/15/2013 (a)	2,600	474

DirecTV Holdings LLC
8.375% due 03/15/2013	500	515

Dynegy Roseton/Danskammer Pass-Through Trust Series A
7.270% due 11/08/2010	713	718

Energy Transfer Partners LP
8.500% due 04/15/2014	1,800	2,083

First Data Corp.
9.875% due 09/24/2015	1,350	1,254

Goodyear Tire & Rubber Co.
5.010% due 12/01/2009	3,000	3,000

GTL Trade Finance, Inc.
7.250% due 10/20/2017	1,400	1,484

Hanesbrands, Inc.
4.592% due 12/15/2014	7,000	6,178

HCA, Inc.
8.500% due 04/15/2019	1,200	1,260
9.250% due 11/15/2016	1,300	1,347
9.625% due 11/15/2016 (c)	500	521

Morgan Stanley Bank AG for OAO Gazprom
9.625% due 03/01/2013	32,670	36,757

Northwest Airlines, Inc.
7.626% due 04/01/2010	1,649	1,616

44	PIMCO Funds	Credit Bond Funds	See Accompanying Notes

(Unaudited) September 30, 2009

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

OneBeacon U.S. Holdings, Inc.
5.875% due 05/15/2013	$375	$359

Owens-Brockway Glass Container, Inc.
8.250% due 05/15/2013	100	103

Pemex Project Funding Master Trust
0.934% due 12/03/2012	15,000	14,400
1.599% due 06/15/2010	4,000	3,985

Petrobras International Finance Co.
7.875% due 03/15/2019	770	892

Petroleos Mexicanos
8.000% due 05/03/2019	8,600	9,864

Rohm and Haas Co.
6.000% due 09/15/2017	3,000	2,994

RR Donnelley & Sons Co.
11.250% due 02/01/2019 (h)	8,000	9,518

SandRidge Energy, Inc.
4.222% due 04/01/2014	4,775	4,260

Tengizchevroil Finance Co. SARL
6.124% due 11/15/2014	707	700

United Airlines, Inc.
7.730% due 07/01/2010	215	209

Windstream Corp.
7.875% due 11/01/2017 (b)	300	296

XTO Energy, Inc.
7.500% due 04/15/2012	90	100

		125,299

UTILITIES 10.5%

AES Panama S.A.
6.350% due 12/21/2016	5,000	4,803

AT&T Corp.
7.300% due 11/15/2011	473	524

AT&T, Inc.
4.850% due 02/15/2014	4,800	5,112

CMS Energy Corp.
1.459% due 01/15/2013	9,400	8,507

Consolidated Edison Co. of New York, Inc.
5.550% due 04/01/2014	4,800	5,260

Duke Energy Corp.
6.300% due 02/01/2014	4,000	4,430

Embarq Corp.
7.082% due 06/01/2016	3,000	3,265

Ipalco Enterprises, Inc.
8.625% due 11/14/2011	1,100	1,133

Majapahit Holding BV
7.250% due 10/17/2011	2,100	2,194

Ohio Power Co.
0.467% due 04/05/2010	2,000	1,997

PG&E Corp.
5.750% due 04/01/2014	4,800	5,247

Progress Energy, Inc.
6.050% due 03/15/2014	4,800	5,271

PSEG Power LLC
5.320% due 09/15/2016	2,475	2,542

Qwest Capital Funding, Inc.
7.250% due 02/15/2011	2,050	2,060

Sierra Pacific Power Co.
6.000% due 05/15/2016	200	213

Telesat LLC
11.000% due 11/01/2015	400	428

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Verizon Communications, Inc.
5.350% due 02/15/2011	$200	$211

		53,197

Total Corporate Bonds & Notes (Cost $310,895)		315,416

MUNICIPAL BONDS & NOTES 0.4%

Indiana State Finance Authority Revenue Bonds, Series 2009
6.596% due 02/01/2039	1,000	1,097

North Texas State Tollway Authority Revenue Bonds, Series 2009
6.718% due 01/01/2049	900	1,011

Total Municipal Bonds & Notes (Cost $2,066)		2,108

U.S. GOVERNMENT AGENCIES 10.3%

Fannie Mae
0.386% due 04/25/2035	64	59
0.446% due 10/27/2037	200	189
4.903% due 02/01/2035	199	205
5.000% due 10/01/2039	1,200	1,239
5.028% due 05/01/2035	497	523
5.500% due 10/01/2038 (g)	3,226	3,380
6.000% due 10/01/2039	31,500	33,228

Freddie Mac
0.343% due 02/01/2011 (g)	5,209	5,205
0.389% due 05/04/2011 (g)	5,705	5,711
0.657% due 04/01/2011 (g)	2,182	2,186

Ginnie Mae
0.541% due 12/16/2026	208	204

Total U.S. Government Agencies (Cost $51,884)		52,129

U.S. TREASURY OBLIGATIONS 0.1%

U.S. Treasury Notes
0.875% due 04/30/2011 (i)	427	428

Total U.S. Treasury Obligations (Cost $427)		428

MORTGAGE-BACKED SECURITIES 8.1%

Adjustable Rate Mortgage Trust
5.374% due 11/25/2035	678	477

American Home Mortgage Assets
0.456% due 10/25/2046	423	191

American Home Mortgage Investment Trust
0.486% due 05/25/2047	524	122
5.660% due 09/25/2045	122	77

Banc of America Commercial Mortgage, Inc.
5.837% due 06/10/2049	900	740
5.935% due 02/10/2051	900	802

Banc of America Funding Corp.
0.764% due 07/26/2036	1,000	832
3.931% due 06/25/2034	330	312
5.888% due 04/25/2037	700	423

Banc of America Mortgage Securities, Inc.
4.123% due 07/25/2033	132	123
4.173% due 07/25/2033	1,815	1,734
5.417% due 02/25/2036	43	31

Bear Stearns Adjustable Rate Mortgage Trust
4.764% due 12/25/2035	770	684
4.996% due 01/25/2035	37	31
5.440% due 05/25/2047	400	263

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Bear Stearns Alt-A Trust
0.406% due 02/25/2034	$2,034	$1,433
5.712% due 03/25/2036	233	120

Bear Stearns Structured Products, Inc.
5.485% due 12/26/2046	2,006	1,259

CC Mortgage Funding Corp.
0.376% due 05/25/2048	4,108	1,391

Citigroup Commercial Mortgage Trust
5.888% due 12/10/2049	400	349

Citigroup Mortgage Loan Trust, Inc.
0.316% due 01/25/2037	1,482	1,267
4.647% due 08/25/2035	1,454	576
4.649% due 03/25/2034	24	22
4.760% due 12/25/2035	371	187
5.985% due 09/25/2037	741	461

Commercial Mortgage Pass-Through Certificates
5.306% due 12/10/2046	900	786

Countrywide Alternative Loan Trust
0.441% due 12/20/2046	867	426
0.456% due 07/20/2046	375	158
0.476% due 08/25/2046	623	108
0.526% due 09/20/2046	600	72
0.576% due 11/20/2035	167	91
0.756% due 11/20/2035	500	72
1.901% due 12/25/2035	238	126
5.869% due 11/25/2035	442	259

Countrywide Home Loan Mortgage Pass-Through Trust
5.364% due 10/20/2035	488	337
5.535% due 02/20/2036	612	405
5.755% due 05/20/2036	705	396

Credit Suisse Mortgage Capital Certificates
5.863% due 02/25/2037	500	289

CS First Boston Mortgage Securities Corp.
0.950% due 03/25/2032	36	30

CSAB Mortgage-Backed Trust
5.720% due 09/25/2036	600	347

Deutsche ALT-A Securities, Inc. Alternate Loan Trust
5.869% due 10/25/2036	500	277
5.886% due 10/25/2036	500	277

Downey Savings & Loan Association Mortgage Loan Trust
0.556% due 11/19/2037	800	9

Greenpoint Mortgage Funding Trust
0.456% due 10/25/2046	600	92

GSR Mortgage Loan Trust
4.556% due 11/25/2035	256	215
5.167% due 01/25/2036	163	120

Harborview Mortgage Loan Trust
0.376% due 04/19/2038	2,183	1,009

Homebanc Mortgage Trust
0.426% due 12/25/2036	486	235

Indymac Index Mortgage Loan Trust
0.486% due 07/25/2035	41	22
5.099% due 09/25/2035	409	268
5.271% due 06/25/2035	388	261

JPMorgan Chase Commercial Mortgage Securities Corp.
5.336% due 05/15/2047	700	602
5.794% due 02/12/2051	700	612
5.937% due 02/12/2049	500	429

JPMorgan Mortgage Trust
4.872% due 04/25/2035	435	406
5.395% due 11/25/2035	631	563

See Accompanying Notes	Semiannual Report	September 30, 2009	45

Schedule of Investments  Floating Income Fund  (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

LB-UBS Commercial Mortgage Trust
5.430% due 02/15/2040	$673	$548

Merrill Lynch Alternative Note Asset
0.546% due 03/25/2037	682	299

Morgan Stanley Capital I
5.809% due 12/12/2049	900	773

Morgan Stanley Mortgage Loan Trust
5.362% due 06/25/2036	36	32

Opteum Mortgage Acceptance Corp.
0.506% due 07/25/2035	368	295

RBSSP Resecuritization Trust
0.586% due 03/26/2037	985	765
0.761% due 09/26/2034	954	808
0.761% due 03/26/2036	987	899

Residential Accredit Loans, Inc.
2.261% due 09/25/2045	1,262	686

Residential Funding Mortgage Securities I
5.203% due 09/25/2035	1,458	975

Sequoia Mortgage Trust
0.596% due 07/20/2033	399	336

Structured Adjustable Rate Mortgage Loan Trust
5.230% due 09/25/2035	309	227
5.297% due 01/25/2035	1,387	1,070

Structured Asset Mortgage Investments, Inc.
0.376% due 03/25/2037	1,707	789
0.496% due 09/25/2047	619	107
0.576% due 10/19/2034	531	432
0.596% due 03/19/2034	83	54

Structured Asset Securities Corp.
3.832% due 10/25/2035	446	272
3.974% due 06/25/2033	1,477	1,306

TBW Mortgage-Backed Pass-Through Certificates
0.346% due 09/25/2036	19	19
5.970% due 09/25/2036	500	259

Thornburg Mortgage Securities Trust
0.346% due 03/25/2037	398	357

WaMu Mortgage Pass-Through Certificates
0.556% due 01/25/2045	198	125
1.631% due 01/25/2047	1,482	696
1.711% due 12/25/2046	812	387
1.751% due 02/25/2047	418	219
1.901% due 02/25/2046	2,572	1,319
2.101% due 11/25/2042	426	264
2.910% due 06/25/2033	662	577
5.392% due 02/25/2037	437	282

Wells Fargo Mortgage-Backed Securities Trust
3.575% due 06/25/2035	2,909	2,668
5.592% due 07/25/2036	158	118

Total Mortgage-Backed Securities (Cost $56,821)		41,169

ASSET-BACKED SECURITIES 1.8%

Asset-Backed Securities Corp. Home Equity
1.893% due 03/15/2032	1,634	1,060

Atrium CDO Corp.
0.934% due 06/27/2015	2,368	2,014

Citigroup Mortgage Loan Trust, Inc.
0.306% due 07/25/2045	1,698	1,137

Countrywide Asset-Backed Certificates
0.296% due 08/25/2037	406	369
0.296% due 05/25/2047	294	279

Credit-Based Asset Servicing & Securitization LLC
0.306% due 11/25/2036	725	527
0.336% due 12/25/2037	236	229

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

GSAMP Trust
0.286% due 10/25/2046		$79	$77
0.316% due 12/25/2036		356	215
0.346% due 01/25/2047		697	662

HSBC Asset Loan Obligation
0.306% due 12/25/2036		846	692

JPMorgan Mortgage Acquisition Corp.
0.296% due 08/25/2036		49	47

Lehman XS Trust
0.366% due 11/25/2036		64	64

Long Beach Mortgage Loan Trust
0.526% due 10/25/2034		287	220

MASTR Asset-Backed Securities Trust
0.296% due 01/25/2037		593	191

Morgan Stanley ABS Capital I
0.286% due 10/25/2036		145	142
0.296% due 11/25/2036		153	147

Residential Asset Mortgage Products, Inc.
0.646% due 06/25/2047		600	207

SACO I, Inc.
0.496% due 12/25/2035		1,407	336

Specialty Underwriting & Residential Finance
0.926% due 01/25/2034		17	10

WaMu Asset-Backed Certificates
0.296% due 01/25/2037		517	359

Total Asset-Backed Securities (Cost $12,939)			8,984

SOVEREIGN ISSUES 6.5%

Banco Nacional de Desenvolvimento Economico e Social
6.369% due 06/16/2018		2,100	2,218

Colombia Government International Bond
7.375% due 03/18/2019		10,000	11,485

Export-Import Bank of Korea
0.798% due 10/04/2011		500	501

Indonesia Government International Bond
11.625% due 03/04/2019		3,000	4,182

Korea Development Bank
0.910% due 10/20/2009		5,150	5,147
5.300% due 01/17/2013		1,150	1,197

Panama Government International Bond
7.250% due 03/15/2015		2,000	2,295

South Africa Government International Bond
6.875% due 05/27/2019		5,400	6,048

Total Sovereign Issues (Cost $30,569)			33,073

FOREIGN CURRENCY-DENOMINATED ISSUES 15.2%

Atlas Reinsurance PLC
5.108% due 01/10/2010	EUR	3,100	4,492

Banque Centrale de Tunisie
6.250% due 02/20/2013		2,100	3,327

Brazil Government International Bond
12.500% due 01/05/2022	BRL	280	175

Brazil Notas do Tesouro Nacional Series B
6.000% due 08/15/2024		3,600	3,680

Brazil Notas do Tesouro Nacional Series F
10.000% due 01/01/2012		4,620	2,532

Citigroup, Inc.
4.750% due 02/10/2019	EUR	2,000	2,443

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Green Valley Ltd.
4.629% due 01/10/2011	EUR	1,900	$2,687

Lehman Brothers Holdings, Inc.
5.259% due 06/12/2013 (a)		2,543	549
5.316% due 04/05/2011 (a)		1,816	392

Mizuho Bank Ltd.
1.292% due 11/24/2049	JPY	500,000	5,570

PagesJaunes Groupe
1.958% due 01/11/2014	EUR	2,000	2,648

Rhodia S.A.
3.746% due 10/15/2013		7,500	9,878

Royal Bank of Scotland Group PLC
5.538% due 04/06/2011	GBP	3,129	3,475

Seat Pagine Gialle SpA
0.443% due 06/08/2012	EUR	1,325	1,750

Sumitomo Mitsui Banking Corp.
0.940% due 12/31/2049	JPY	700,000	7,635
0.950% due 06/02/2049		700,000	7,420

Unitymedia Hessen GmbH & Co. KG
3.778% due 04/15/2013	EUR	2,475	3,486

UPC Broadband Holding BV
4.190% due 12/31/2016		2,174	2,940
4.487% due 12/31/2017		1,568	2,128

Uruguay Government International Bond
6.875% due 01/19/2016		6,500	9,702

Total Foreign Currency-Denominated Issues (Cost $71,152)			76,909

		SHARES
COMMON STOCKS 0.0%

DURA Automotive Systems, Inc. (d)		9,042	9

Total Common Stocks (Cost $146)			9

		PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 2.1%

REPURCHASE AGREEMENTS 0.2%

State Street Bank and Trust Co.
0.010% due 10/01/2009		$984	984

(Dated 09/30/2009. Collateralized by U.S. Treasury Bills 0.000% due 11/27/2009 valued at $1,005. Repurchase proceeds are $984.)

U.S. CASH MANAGEMENT BILLS 0.2%
0.190% due 04/01/2010 (g)		1,025	1,024

U.S. TREASURY BILLS 1.2%
0.244% due 02/25/2010 - 03/25/2010 (e)(g)		5,755	5,752

46	PIMCO Funds	Credit Bond Funds	See Accompanying Notes

(Unaudited) September 30, 2009

SHARES	MARKET VALUE (000S)
SHORT-TERM FLOATING NAV PORTFOLIO (f) 0.5%
269,227	$2,696

Total Short-Term Instruments (Cost $10,453)	10,456

Total Investments 111.1% (Cost $577,014)	$562,051

Written Options (k) (0.0%) (Premiums $930)	(199)

Other Assets and Liabilities (Net) (11.1%)	(55,955)

Net Assets 100.0%	$505,897

Notes to Schedule of Investments (amounts in thousands *, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Security is in default.
(b)	When-Issued security.
(c)	Payment in-kind bond security.
(d)	Non-income producing security.
(e)	Coupon represents a weighted average rate.
(f)	Affiliated to the Fund.
(g)	Securities with an aggregate market value of $21,436 have been pledged as collateral for swap and swaption contracts on September 30, 2009.
(h)	The average amount of borrowings while outstanding during the period ended September 30, 2009 was $2,452 at a weighted average interest rate of (2.935)%. On September 30, 2009, securities valued at $5,678 were pledged as collateral for reverse repurchase agreements.
(i)	Securities with an aggregate market value of $428 have been pledged as collateral for futures contracts on September 30, 2009.
(j)	Swap agreements outstanding on September 30, 2009:

Credit Default Swaps on Corporate, Sovereign, and U.S. Municipal Issues - Buy Protection (1)
Reference Entity	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at September 30, 2009 (3)	Notional Amount (4)	Market Value	Upfront Premiums Paid/(Received)	Unrealized (Depreciation)
Altria Group, Inc.	GSC	(1.417%	)	03/20/2019	1.197%	$10,000	$(176)	$0	$(176)
AutoZone, Inc.	DUB	(1.320%	)	09/20/2018	0.751%	2,000	(88)	0	(88)
Embarq Corp.	JPM	(1.550%	)	06/20/2016	0.633%	3,000	(169)	0	(169)
Rohm and Haas Co.	CSFB	(1.850%	)	09/20/2017	1.025%	3,000	(172)	0	(172)
RR Donnelley & Sons Co.	BOA	(3.500%	)	03/20/2019	2.489%	8,000	(589)	0	(589)

							$(1,194)	$0	$(1,194)

Credit Default Swaps on Corporate, Sovereign, and U.S. Municipal Issues - Sell Protection (2)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at September 30, 2009 (3)	Notional Amount (4)	Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
American International Group, Inc.	DUB	5.000%	09/20/2013	7.961%	$1,000	$(92)	$(130)	$38
American International Group, Inc.	GSC	0.095%	09/20/2011	8.331%	800	(116)	0	(116)
American International Group, Inc.	UBS	5.000%	09/20/2012	8.019%	3,600	(267)	(432)	165
American International Group, Inc.	UBS	5.000%	09/20/2014	7.808%	1,100	(113)	(154)	41
Amgen, Inc.	GSC	1.000%	09/20/2014	0.430%	9,200	250	196	54
ARAMARK Corp.	CITI	5.000%	03/20/2014	5.931%	2,400	(76)	(65)	(11)
ArvinMeritor, Inc.	MLP	2.250%	12/20/2009	6.291%	500	(4)	0	(4)
AT&T Corp.	CSFB	1.300%	12/20/2009	0.056%	1,000	3	0	3
Berkshire Hathaway Finance Corp.	BCLY	1.000%	03/20/2013	1.329%	2,200	(23)	0	(23)
Berkshire Hathaway Finance Corp.	DUB	1.000%	09/20/2014	1.424%	2,000	(38)	(117)	79
Brazil Government International Bond	BCLY	2.300%	12/20/2009	0.574%	5,700	59	0	59
Brazil Government International Bond	BCLY	1.360%	08/20/2011	0.788%	1,800	22	0	22
Brazil Government International Bond	BCLY	1.370%	08/20/2011	0.788%	4,800	60	0	60
Brazil Government International Bond	BCLY	2.370%	05/20/2014	1.189%	3,400	206	0	206
Brazil Government International Bond	BCLY	1.980%	09/20/2014	1.236%	6,700	234	0	234
Brazil Government International Bond	CITI	1.920%	09/20/2014	1.236%	6,700	216	0	216
Brazil Government International Bond	CSFB	3.350%	12/20/2009	0.574%	2,000	31	0	31
Brazil Government International Bond	MLP	2.900%	05/20/2014	1.189%	5,200	452	0	452
Brazil Government International Bond	MLP	2.920%	05/20/2014	1.189%	2,500	220	0	220
Brazil Government International Bond	MSC	1.850%	09/20/2014	1.236%	6,700	194	0	194
Brazil Government International Bond	UBS	2.250%	05/20/2014	1.189%	3,600	198	0	198

See Accompanying Notes	Semiannual Report	September 30, 2009	47

Schedule of Investments  Floating Income Fund  (Cont.)

Credit Default Swaps on Corporate, Sovereign, and U.S. Municipal Issues - Sell Protection (2) (Cont.)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at September 30, 2009 (3)	Notional Amount (4)		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Celestica, Inc.	BCLY	2.850%	09/20/2011	2.232%		$3,200	$41	$0	$41
CEMEX SAB de C.V.	DUB	0.620%	06/20/2012	5.040%		6,700	(670)	0	(670)
CEMEX SAB de C.V.	JPM	1.050%	12/20/2016	4.663%		2,900	(483)	0	(483)
Chesapeake Energy Corp.	JPM	5.000%	09/20/2014	5.624%		6,500	(152)	(487)	335
Community Health Systems, Inc.	GSC	5.000%	09/20/2012	5.162%		4,200	(12)	(273)	261
Dynegy Holdings, Inc.	JPM	2.350%	12/20/2009	2.988%		1,500	(1)	0	(1)
El Paso Corp.	BOA	5.000%	09/20/2014	6.009%		400	(15)	(30)	15
El Paso Corp.	CSFB	5.000%	09/20/2014	6.009%		4,600	(175)	(346)	171
France Telecom S.A.	UBS	0.330%	09/20/2011	0.315%	EUR	5,300	3	0	3
France Telecom S.A.	WAC	0.325%	09/20/2011	0.315%		2,700	1	0	1
General Electric Capital Corp.	CITI	3.950%	03/20/2017	2.013%		$14,525	1,740	0	1,740
General Electric Capital Corp.	DUB	0.125%	09/20/2011	1.808%		1,000	(32)	0	(32)
General Electric Capital Corp.	DUB	3.730%	12/20/2013	2.021%		5,000	335	0	335
Georgia-Pacific LLC	BOA	5.000%	06/20/2014	2.410%		1,000	111	(103)	214
Goldman Sachs Group, Inc.	MSC	0.235%	06/20/2012	0.997%		6,000	(121)	0	(121)
Indonesia Government International Bond	BCLY	2.320%	12/20/2016	2.005%		3,300	66	0	66
Indonesia Government International Bond	RBS	1.525%	12/20/2011	1.494%		7,000	8	0	8
Mexico Government International Bond	BCLY	2.680%	05/20/2014	1.491%		3,400	209	0	209
Mexico Government International Bond	BCLY	2.310%	06/20/2014	1.503%		2,900	122	0	122
Mexico Government International Bond	BOA	2.130%	06/20/2014	1.503%		3,500	120	0	120
Mexico Government International Bond	DUB	2.850%	12/20/2009	0.914%		1,900	23	0	23
Mexico Government International Bond	MLP	3.200%	05/20/2014	1.491%		2,800	245	0	245
Petroleos Mexicanos	DUB	0.760%	07/20/2011	1.277%		1,000	(8)	0	(8)
Pfizer, Inc.	MSC	1.000%	09/20/2014	0.457%		9,700	251	222	29
Philippines Government International Bond	BCLY	1.920%	09/20/2012	1.386%		2,500	40	0	40
Philippines Government International Bond	BCLY	2.510%	09/20/2017	1.964%		1,500	56	0	56
Philippines Government International Bond	BCLY	2.530%	09/20/2017	1.964%		1,500	58	0	58
Philippines Government International Bond	DUB	2.050%	09/20/2012	1.386%		3,700	73	0	73
Philippines Government International Bond	DUB	2.500%	09/20/2017	1.964%		3,000	109	0	109
Philippines Government International Bond	MSC	2.440%	09/20/2017	1.964%		4,300	140	0	140
PSEG Energy Holdings LLC	MLP	1.300%	06/20/2012	1.269%		5,000	6	0	6
Qwest Capital Funding, Inc.	BCLY	1.470%	03/20/2012	4.703%		2,000	(148)	0	(148)
Qwest Capital Funding, Inc.	BCLY	1.500%	03/20/2012	4.703%		3,000	(219)	0	(219)
RRI Energy, Inc.	BCLY	5.000%	09/20/2014	7.965%		2,600	(276)	(390)	114
RRI Energy, Inc.	GSC	5.000%	09/20/2014	7.965%		2,800	(297)	(468)	171
RSHB Capital S.A.	BCLY	1.650%	07/20/2011	2.117%		4,800	(24)	0	(24)
RSHB Capital S.A.	GSC	0.700%	06/20/2012	2.240%		6,700	(256)	0	(256)
SLM Corp.	BOA	0.820%	06/20/2012	8.957%		9,200	(1,677)	0	(1,677)
SLM Corp.	BOA	5.000%	09/20/2014	8.553%		1,000	(122)	(108)	(14)
Sungard Data Systems, Inc.	BCLY	5.000%	09/20/2014	6.704%		1,500	(94)	(165)	71
Uruguay Government International Bond	DUB	1.050%	01/20/2012	2.889%		19,000	(732)	0	(732)
Vale Overseas Ltd.	UBS	0.650%	06/20/2014	1.238%		2,700	(65)	0	(65)

							$(406)	$(2,850)	$2,444

Credit Default Swaps on Credit Indices - Sell Protection (2)
Index/Tranches	Counterparty	Fixed Deal Receive Rate	Maturity Date	Notional Amount (4)		Market Value (5)	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
CDX.HY-8 5-Year Index 35-100%	CITI	0.360%	06/20/2012		$13,096	$(342)	$0	$(342)
CDX.HY-10 3-Year Index 25-35%	MLP	2.360%	06/20/2011		5,000	(193)	0	(193)
CDX.IG-9 5-Year Index 15-30%	DUB	1.160%	12/20/2012		10,700	251	0	251
CDX.IG-9 5-Year Index 15-30%	DUB	1.180%	12/20/2012		6,400	154	0	154
CDX.IG-9 5-Year Index 15-30%	JPM	1.120%	12/20/2012		4,300	95	0	95
CDX.IG-9 5-Year Index 30-100%	DUB	0.701%	12/20/2012		5,056	75	0	75
CDX.IG-9 5-Year Index 30-100%	DUB	0.708%	12/20/2012		1,653	25	0	25
CDX.IG-9 5-Year Index 30-100%	DUB	0.710%	12/20/2012		875	13	0	13
CDX.IG-9 5-Year Index 30-100%	GSC	0.695%	12/20/2012		1,167	17	0	17
CDX.IG-9 5-Year Index 30-100%	GSC	0.705%	12/20/2012		1,653	25	0	25
iTraxx Europe Crossover 5 Index	DUB	2.900%	06/20/2011	EUR	4,399	(117)	85	(202)
iTraxx Europe Crossover 7 Index	DUB	2.300%	06/20/2012		6,860	(870)	123	(993)
iTraxx Europe Crossover 7 Index	JPM	2.300%	06/20/2012		2,254	(286)	(103)	(183)
Select Aggregate Market Index	CSFB	2.150%	12/20/2009		$210	1	3	(2)

						$(1,152)	$108	$(1,260)

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities compromising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities compromising the referenced index.

48	PIMCO Funds	Credit Bond Funds	See Accompanying Notes

(Unaudited) September 30, 2009

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, U.S. municipal issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	1-Year BRL-CDI	11.140%	01/02/2012	HSBC	BRL	20,600	$15	$26	$(11)
Pay	1-Year BRL-CDI	11.650%	01/02/2012	MLP		39,400	236	120	116
Receive	3-Month USD-LIBOR	4.000%	12/16/2014	DUB		$42,000	(2,345)	(1,449)	(896)
Receive	3-Month USD-LIBOR	4.000%	12/16/2014	MSC		233,000	(13,007)	(8,389)	(4,618)
Receive	3-Month USD-LIBOR	4.000%	12/16/2014	RBS		78,700	(4,393)	(3,077)	(1,316)
Pay	3-Month USD-LIBOR	3.500%	06/24/2016	DUB		5,400	193	0	193
Pay	3-Month USD-LIBOR	3.500%	06/24/2016	GSC		10,100	361	0	361
Pay	3-Month USD-LIBOR	4.000%	12/16/2019	MSC		13,100	505	(242)	747
Pay	6-Month EUR-LIBOR	4.750%	09/17/2010	BCLY	EUR	74,000	3,830	(576)	4,406
Pay	6-Month EUR-LIBOR	4.000%	03/17/2020	BNP		11,000	510	249	261
Pay	6-Month GBP-LIBOR	5.500%	09/16/2010	GSC	GBP	58,000	4,149	(386)	4,535
Pay	6-Month GBP-LIBOR	4.000%	03/17/2015	BNP		21,000	586	(307)	893
Pay	28-Day MXN TIIE	8.170%	11/04/2016	MSC	MXN	37,900	47	(35)	82
Pay	28-Day MXN TIIE	8.660%	01/31/2019	BCLY		113,000	311	577	(266)
Pay	28-Day MXN TIIE	8.950%	02/19/2019	JPM		9,200	39	0	39
Pay	28-Day MXN TIIE	7.780%	04/09/2019	JPM		67,500	(111)	63	(174)

							$(9,074)	$(13,426)	$4,352

(k)	Written options outstanding on September 30, 2009:

Options on Exchange-Traded Futures Contracts
Description	Exercise Price	Expiration Date	# of Contracts	Premium	Market Value
Call - CBOT U.S. Treasury 10-Year Note December Futures	$119.000	11/20/2009	50	$36	$51

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Premium	Market Value
Put - OTC 7-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	4.000%	11/23/2009	$4,000	$36	$5
Put - OTC 5-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Pay	3.750%	11/23/2009	6,000	53	3
Put - OTC 7-Year Interest Rate Swap	MLP	3-Month USD-LIBOR	Pay	4.000%	11/23/2009	7,000	82	9
Call - OTC 10-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Receive	3.000%	11/23/2009	13,000	83	41
Put - OTC 5-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	3.750%	11/23/2009	60,100	509	33
Put - OTC 10-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	4.350%	11/23/2009	10,000	69	19
Put - OTC 7-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	6.000%	08/31/2010	8,300	62	38

							$894	$148

Transactions in written call and put options for the period ended September 30, 2009:

	# of Contracts	Notional Amount in $	Notional Amount in EUR		Premium
Balance at 03/31/2009	203	$315,600	EUR	9,400	$1,816
Sales	994	223,100		0	1,606
Closing Buys	(457)	(374,500)		(9,400)	(1,945)
Expirations	(690)	(55,800)		0	(547)
Exercised	0	0		0	0

Balance at 09/30/2009	50	$108,400	EUR	0	$930

See Accompanying Notes	Semiannual Report	September 30, 2009	49

Schedule of Investments  Floating Income Fund  (Cont.)

(l)	Foreign currency contracts outstanding on September 30, 2009:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Sell	BRL	3,488	10/2009	HSBC	$0	$(116)	$(116)
Buy		3,488	10/2009	JPM	239	0	239
Buy		3,488	02/2010	HSBC	115	0	115
Buy	CNY	47,263	06/2010	BCLY	0	(38)	(38)
Buy		19,794	06/2010	CITI	0	(11)	(11)
Buy		8,508	06/2010	DUB	0	(8)	(8)
Buy		61,513	06/2010	HSBC	0	(51)	(51)
Sell	EUR	14,854	10/2009	BCLY	0	(458)	(458)
Sell		17,762	10/2009	BNP	0	(557)	(557)
Buy		200	10/2009	HSBC	0	0	0
Sell	GBP	1,606	10/2009	BNP	116	0	116
Buy	HUF	262	10/2009	BCLY	0	0	0
Sell		79	10/2009	DUB	0	0	0
Sell		262	10/2009	HSBC	0	0	0
Buy		79	10/2009	JPM	0	0	0
Buy	ILS	2,332	11/2009	BCLY	54	0	54
Buy	JPY	600,000	10/2009	BCLY	79	0	79
Sell		2,469,175	10/2009	BNP	0	(823)	(823)
Buy	KRW	98,137	11/2009	CSFB	6	0	6
Buy		540,940	11/2009	DUB	34	0	34
Buy		8,701,875	11/2009	RBS	557	0	557
Sell	MXN	432	11/2009	BCLY	0	0	0
Buy		202	11/2009	CITI	0	0	0
Sell		5,603	11/2009	CITI	0	(36)	(36)
Buy		487	11/2009	DUB	0	0	0
Buy		550	11/2009	HSBC	0	0	0
Sell		7,332	11/2009	HSBC	0	(3)	(3)
Buy		1,163	11/2009	JPM	1	0	1
Sell		872	11/2009	JPM	0	0	0
Sell	PLN	176	11/2009	CITI	0	(9)	(9)
Buy		52	11/2009	DUB	3	0	3
Buy		125	11/2009	JPM	6	0	6

					$1,210	$(2,110)	$(900)

(m)	Fair Value Measurements +

The following is a summary of the fair valuations according to the inputs used as of September 30, 2009 in valuing the Fund's assets and liabilities:

Category ++	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 09/30/2009
Corporate Bonds & Notes	$0	$309,477	$5,939	$315,416
U.S. Government Agencies	0	51,940	189	52,129
Mortgage-Backed Securities	0	39,232	1,937	41,169
Sovereign Issues	0	33,073	0	33,073
Foreign Currency-Denominated Issues	0	63,704	13,205	76,909
Other Investments +++	2,696	40,650	9	43,355

Investments, at value	$2,696	$538,076	$21,279	$562,051

Financial Derivative Instruments ++++	$0	$3,245	$(2)	$3,243

Total	$2,696	$541,321	$21,277	$565,294

50	PIMCO Funds	Credit Bond Funds	See Accompanying Notes

(Unaudited) September 30, 2009

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ending September 30, 2009:

Category ++	Beginning Balance at 03/31/2009	Net Purchases/ (Sales)	Accrued Discounts/ (Premiums)	Realized Gain/ (Loss)	Net Change in Unrealized Appreciation/ (Depreciation)	Net Transfers In/ (Out) of Level 3	Ending Balance at 09/30/2009	Net Change in Unrealized Appreciation/ (Depreciation) on investments held at 09/30/2009
Corporate Bonds & Notes	$0	$295	$11	$0	$300	$5,333	$5,939	$300
U.S. Government Agencies	0	0	1	0	8	180	189	8
Mortgage-Backed Securities	0	1,619	1	4	21	292	1,937	1
Foreign Currency-Denominated Issues	19,499	(6,391)	(7)	1,242	2,337	(3,475)	13,205	1,490
Other Investments +++	25	0	0	0	(16)	0	9	(16)

Investments, at value	$19,524	$(4,477)	$6	$1,246	$2,650	$2,330	$21,279	$1,783

Financial Derivative Instruments ++++	$(671)	$0	$0	$0	$785	$(116)	$(2)	$4

Total	$18,853	$(4,477)	$6	$1,246	$3,435	$2,214	$21,277	$1,787

+	See note 2 in the Notes to Financial Statements for additional information.
++	Refer to the Schedule of Investments for additional information.
+++	Sum of all other categories each of which individually has an aggregate market value of less than 5% of net assets.
++++	Financial derivative instruments may include open futures contracts, swap contracts, written options, and foreign currency contracts.

(n)	Fair Value of Derivative Instruments ^

The following is a summary of the fair valuations of the Fund's derivative instruments categorized by risk exposure:

Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of September 30, 2009:

	Derivatives not accounted for as hedging instruments
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Other Contracts	Total
Assets:
Unrealized appreciation on foreign currency contracts	$0	$1,210	$0	$0	$0	$1,210
Unrealized appreciation on swap agreements	11,634	0	7,702	0	0	19,336

	$11,634	$1,210	$7,702	$0	$0	$20,546

Liabilities:
Written options outstanding	$199	$0	$0	$0	$0	$199
Unrealized depreciation on foreign currency contracts	0	2,110	0	0	0	2,110
Unrealized depreciation on swap agreements	7,281	0	7,713	0	0	14,994

	$7,480	$2,110	$7,713	$0	$0	$17,303

The Effect of Derivative Instruments on the Statement of Operations for the Six Months Ended September 30, 2009:

	Derivatives not accounted for as hedging instruments
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result from Operations:
Net realized gain on investments (purchased options)	$0	$2,423	$0	$0	$0	$2,423
Net realized gain on futures contracts, written options and swaps	2,617	0	12,455	0	0	15,072
Net realized (loss) on foreign currency transactions	0	(14,625)	0	0	0	(14,625)

	$2,617	$(12,202)	$12,455	$0	$0	$2,870

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result from Operations:
Net change in unrealized (depreciation) on investments (purchased options)	$0	$(1,631)	$0	$0	$0	$(1,631)
Net change in unrealized appreciation on futures contracts, written options and swaps	2,228	0	19,666	0	0	21,894
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	0	4,395	0	0	0	4,395

	$2,228	$2,764	$19,666	$0	$0	$24,658

^	See note 2 in the Notes to Financial Statements for additional information.

See Accompanying Notes	Semiannual Report	September 30, 2009	51

Schedule of Investments  High Yield Fund

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
BANK LOAN OBLIGATIONS 4.2%

AES Corp.
6.520% due 03/31/2010	$1,080	$972

Allison Transmission, Inc.
3.000% due 08/07/2014	3,766	3,302

CSC Holdings, Inc.
9.750% due 08/01/2013	19,750	20,663

Daimler Finance North America LLC
4.250% due 08/03/2012	57,792	55,712

Delphi Corp.
8.500% due 06/30/2020	9,000	5,157
9.250% due 10/07/2009	621	620

Dex Media West LLC
7.000% due 10/13/2014 (a)	944	812

Ford Motor Co.
3.250% due 12/16/2013	2,890	2,577
3.510% due 12/16/2013	47,643	42,479

Freescale Semiconductor, Inc.
12.500% due 12/15/2014	3,311	3,345

Georgia-Pacific Corp.
2.282% due 12/20/2012	74	71
2.302% due 12/20/2012	1	1
2.464% due 12/20/2012	97	93

Harrah's Operating Co., Inc.
3.504% due 01/28/2015	807	655

Headwaters, Inc.
5.600% due 04/30/2011	1,390	1,381

Idearc, Inc.
4.250% due 11/17/2014 (a)	7,688	3,295

Ineos Group Holdings PLC
7.001% due 10/07/2012	8,677	7,105

Intelsat Ltd.
2.749% due 02/01/2014	20,750	17,430

Local Insight
6.250% due 04/23/2015	4,568	3,575

Nuveen Investments, Inc.
3.488% due 11/13/2014	1,779	1,545
3.504% due 11/01/2014	1,801	1,564

RH Donnelley Corp.
6.750% due 06/30/2024	629	539
6.750% due 06/30/2024 (a)	2,540	2,178

Texas Competitive Electric Holdings Co. LLC
3.754% due 10/10/2014	155,031	122,173
3.782% due 10/10/2014	458	362

Tribune Co.
5.000% due 06/04/2024 (a)	6,212	3,065
5.250% due 06/04/2024 (a)	8,522	4,122
8.375% due 06/04/2024 (a)	4,822	2,425

Verso Paper Holdings LLC
6.733% due 02/01/2013	986	288
7.483% due 02/01/2013	71	21

Weather Investments II SARL
7.699% due 10/26/2014	3,000	3,029

West Corp.
7.250% due 10/24/2013	2,955	2,799

Total Bank Loan Obligations (Cost $336,254)		313,355

CORPORATE BONDS & NOTES 78.2%

BANKING & FINANCE 23.8%

AES Ironwood LLC
8.857% due 11/30/2025	65,239	60,183

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

AES Red Oak LLC
8.540% due 11/30/2019	$27,472	$26,030
9.200% due 11/30/2029	3,795	3,520

American General Finance Corp.
4.625% due 09/01/2010	12,750	11,689
4.875% due 05/15/2010	3,000	2,882
6.900% due 12/15/2017	8,200	5,743

American International Group, Inc.
0.392% due 03/20/2012	1,510	1,271
0.536% due 01/29/2010	1,150	1,142
0.671% due 09/27/2010	13,000	11,698
4.950% due 03/20/2012	47,300	42,589
5.050% due 10/01/2015	4,600	3,413
5.375% due 10/18/2011	22,375	20,712
5.450% due 05/18/2017	7,385	5,362
5.850% due 01/16/2018	20,100	14,574
6.250% due 05/01/2036	4,500	2,925
8.175% due 05/15/2058	7,125	4,328
8.250% due 08/15/2018	76,825	65,385

ASIF Global Financing XIX
4.900% due 01/17/2013	5,401	4,909

ASIF I
0.654% due 07/26/2010	6,000	5,671

Bank of America Institutional Capital B
7.700% due 12/31/2026	426	398

Barclays Bank PLC
5.926% due 09/29/2049	3,600	2,700
6.050% due 12/04/2017	19,175	19,328
6.860% due 09/29/2049	1,600	1,256
7.434% due 09/29/2049	10,400	9,256
10.179% due 06/12/2021	38,820	51,118

Buffalo Thunder Development Authority
9.375% due 12/15/2014 (a)(h)	2,650	484

C10 Capital SPV Ltd.
6.722% due 12/31/2049	5,000	3,957

Caelus Re Ltd.
6.611% due 06/07/2011	4,000	3,805

Capital One Bank USA N.A.
8.800% due 07/15/2019 (i)	10,800	12,506

Capital One Capital V
10.250% due 08/15/2039	3,500	3,877

CIT Group, Inc.
5.400% due 03/07/2013	4,675	3,000

Citigroup Capital XXI
8.300% due 12/21/2057	19,500	17,526

Citigroup Funding, Inc.
2.800% due 08/31/2012	8,000	7,639

Citigroup, Inc.
0.579% due 06/09/2016	16,800	13,992
4.875% due 05/07/2015 (i)	46,805	43,775
5.000% due 09/15/2014 (i)	29,100	27,733
6.125% due 05/15/2018	4,450	4,389
8.500% due 05/22/2019 (i)	25,000	28,268

El Paso Performance-Linked Trust
7.750% due 07/15/2011	33,630	34,528

First Horizon National Corp.
4.500% due 05/15/2013	1,250	1,099

Ford Motor Credit Co. LLC
7.000% due 10/01/2013	82,580	77,603
7.200% due 09/27/2010	7,000	7,000
7.375% due 02/01/2011	4,425	4,403
7.800% due 06/01/2012	14,300	13,829
7.875% due 06/15/2010	23,700	23,808
8.000% due 06/01/2014	28,550	27,473
8.000% due 12/15/2016	14,500	13,476
9.875% due 08/10/2011	5,000	5,074

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Fresenius U.S. Finance II, Inc.
9.000% due 07/15/2015	$8,300	$9,088

GMAC LLC
2.561% due 12/01/2014	500	378
6.625% due 05/15/2012	175	160
6.750% due 12/01/2014	4,649	3,922
7.000% due 02/01/2012	1,200	1,106
7.500% due 12/31/2013	1,582	1,400
8.000% due 11/01/2031	20,740	16,618

Goldman Sachs Group, Inc.
6.750% due 10/01/2037 (i)	35,875	37,142

HBOS PLC
6.750% due 05/21/2018	16,100	14,381

HCP, Inc.
5.625% due 02/28/2013	700	693
5.650% due 12/15/2013	5,250	5,201
5.950% due 09/15/2011	1,000	1,028
6.000% due 01/30/2017	2,000	1,871

ILFC E-Capital Trust II
6.250% due 12/21/2065	38,640	19,900

International Lease Finance Corp.
0.627% due 05/24/2010	1,720	1,639
0.927% due 07/01/2011	5,000	4,368
4.550% due 10/15/2009	1,000	997
4.750% due 01/13/2012	7,700	6,535
4.875% due 09/01/2010 (i)	2,810	2,635
5.000% due 04/15/2010	7,400	7,188
5.350% due 03/01/2012	4,250	3,615
5.400% due 02/15/2012	4,250	3,654
5.450% due 03/24/2011	10,060	9,277
5.750% due 06/15/2011	20,750	18,909
5.875% due 05/01/2013	9,275	7,303
6.375% due 03/25/2013	8,000	6,422
6.625% due 11/15/2013	11,100	8,812

JPMorgan Chase & Co.
7.900% due 04/29/2049	32,050	30,867

JPMorgan Chase Capital XVIII
6.950% due 08/01/2066	1,000	962

JPMorgan Chase Capital XX
6.550% due 09/15/2066	1,000	932

JPMorgan Chase Capital XXII
6.450% due 01/15/2087	1,000	903

Lehman Brothers Holdings, Inc.
5.625% due 01/24/2013 (a)	4,175	757
6.625% due 01/18/2012 (a)	1,375	241
6.750% due 12/28/2017 (a)	19,425	2
6.875% due 05/02/2018 (a)	18,975	3,463
7.500% due 05/11/2038 (a)	14,175	1

M&I Marshall & Ilsley Bank
0.471% due 06/01/2011	4,250	3,804
5.250% due 09/04/2012	1,350	1,197

Merrill Lynch & Co., Inc.
6.875% due 04/25/2018 (i)	40,650	42,821

MUFG Capital Finance 1 Ltd.
6.346% due 07/29/2049	11,350	10,501

NB Capital Trust IV
8.250% due 04/15/2027	1,200	1,188

NSG Holdings LLC
7.750% due 12/15/2025	35,480	31,932

Pacific Life Insurance Co.
9.250% due 06/15/2039 (i)	71,105	81,759

Petroleum Export Ltd. II
6.340% due 06/20/2011	10,682	10,309

Rabobank Nederland NV
11.000% due 06/29/2049	113,513	139,442

52	PIMCO Funds	Credit Bond Funds	See Accompanying Notes

(Unaudited) September 30, 2009

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Regions Financial Corp.
0.453% due 06/26/2012 (i)	$19,700	$16,903

Residential Reinsurance 2008 Ltd.
7.111% due 06/06/2011	1,500	1,450

Royal Bank of Scotland Group PLC
5.000% due 11/12/2013	15,530	14,259
6.990% due 10/29/2049	16,050	8,356

RSHB Capital S.A. for OJSC Russian Agricultural Bank
9.000% due 06/11/2014	30,000	33,024

Santander Perpetual S.A. Unipersonal
6.671% due 10/29/2049	26,400	23,256

SLM Corp.
0.664% due 07/26/2010	10,250	9,739
0.734% due 10/25/2011	25,400	21,306
0.804% due 01/27/2014	2,125	1,342
4.500% due 07/26/2010	250	243
5.000% due 10/01/2013	10,450	8,327
5.000% due 04/15/2015	2,000	1,492
5.000% due 06/15/2018	1,000	628
5.125% due 08/27/2012	2,608	2,233
5.375% due 05/15/2014	5,000	3,831
5.450% due 04/25/2011	5,000	4,718
8.450% due 06/15/2018	27,000	21,571

SMFG Preferred Capital USD 1 Ltd.
6.078% due 01/29/2049	10,000	8,785

SMFG Preferred Capital USD 3 Ltd.
9.500% due 07/29/2049	6,600	7,330

Societe Generale
5.922% due 04/29/2049	17,270	12,452

Sumitomo Mitsui Banking Corp.
5.625% due 07/29/2049	7,700	7,331

Teco Finance, Inc.
6.572% due 11/01/2017	5,734	5,949

Tenneco, Inc.
8.125% due 11/15/2015	3,140	3,062
10.250% due 07/15/2013	3,327	3,477

TNK-BP Finance S.A.
6.625% due 03/20/2017	9,300	8,591
7.500% due 03/13/2013	100	101
7.500% due 07/18/2016	14,950	14,639

TransCapitalInvest Ltd. for OJSC AK Transneft
5.670% due 03/05/2014	4,125	4,017
6.103% due 06/27/2012	7,200	7,388

UBS Preferred Funding Trust V
6.243% due 05/29/2049	10,250	7,810

Universal City Development Partners
11.750% due 04/01/2010	15,175	15,327

Universal City Florida Holding Co. I & II
5.233% due 05/01/2010	12,273	12,058
8.375% due 05/01/2010	7,780	7,585

USB Capital IX
6.189% due 10/29/2049	2,000	1,555

Ventas Realty LP
6.500% due 06/01/2016	14,365	14,006
6.750% due 04/01/2017	19,310	19,020
7.125% due 06/01/2015	11,947	11,917

Wachovia Capital Trust III
5.800% due 03/29/2049	3,000	2,115

Wells Fargo & Co.
7.980% due 03/29/2049	49,875	45,636

Wells Fargo Capital XV
9.750% due 12/31/2049 (i)	48,874	51,073

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Wilmington Trust Co.
10.732% due 01/01/2013 (m)	$4,960	$4,975

		1,761,526

INDUSTRIALS 41.4%

Actuant Corp.
6.875% due 06/15/2017	5,000	4,675

AIG SunAmerica Global Financing VI
6.300% due 05/10/2011	1,500	1,479

Alcoa, Inc.
5.720% due 02/23/2019	4,127	3,743

Allison Transmission, Inc.
11.000% due 11/01/2015	20,670	20,360

Altria Group, Inc.
9.250% due 08/06/2019 (i)	13,450	16,463
9.950% due 11/10/2038	4,600	6,272

American Airlines Pass-Through Trust 2001-02
7.858% due 10/01/2011	28,850	28,814
8.608% due 04/01/2011	1,645	1,481

American Stores Co.
7.100% due 03/20/2028	1,034	783
7.900% due 05/01/2017	3,960	3,722
8.000% due 06/01/2026	36,175	32,738

AmeriGas Partners LP
7.125% due 05/20/2016	30,635	29,563
7.250% due 05/20/2015	19,695	19,301

ARAMARK Corp.
3.983% due 02/01/2015	16,850	14,702
8.500% due 02/01/2015	12,755	12,930

ArvinMeritor, Inc.
8.125% due 09/15/2015	45,015	39,388
8.750% due 03/01/2012	20,010	19,460

Berry Plastics Corp.
4.174% due 09/15/2014	1,165	903
5.259% due 02/15/2015	20,570	19,027
8.875% due 09/15/2014	31,980	30,621

Biomet, Inc.
10.000% due 10/15/2017	28,677	30,684
10.375% due 10/15/2017 (c)	31,175	33,279
11.625% due 10/15/2017	89,462	97,961

Cascades, Inc.
7.250% due 02/15/2013	23,510	23,157

CC Holdings GS V LLC
7.750% due 05/01/2017	14,250	14,820

Celestica, Inc.
7.875% due 07/01/2011	27,609	28,230

Chart Industries, Inc.
9.125% due 10/15/2015	9,165	9,211

Charter Communications Operating LLC
10.375% due 04/30/2014 (a)	5,475	5,612

Chesapeake Energy Corp.
6.875% due 01/15/2016	4,294	4,090
7.000% due 08/15/2014	3,935	3,827
7.250% due 12/15/2018	16,825	15,984
7.500% due 09/15/2013	1,600	1,598
7.500% due 06/15/2014	10,435	10,370
7.625% due 07/15/2013	1,275	1,273
9.500% due 02/15/2015	33,170	35,077

Cie Generale de Geophysique-Veritas
9.500% due 05/15/2016	15,925	16,920

Community Health Systems, Inc.
8.875% due 07/15/2015	39,632	40,722

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Compagnie Générale de Géophysique-Veritas
7.500% due 05/15/2015	$15,610	$15,610
7.750% due 05/15/2017	28,000	27,930

Continental Airlines, Inc.
6.920% due 04/02/2013 (m)	12,352	10,569
7.373% due 06/15/2017	961	797
7.566% due 09/15/2021	1,921	1,672

Cooper-Standard Automotive, Inc.
7.000% due 12/15/2012 (a)	18,295	9,605

Crown Americas LLC
7.750% due 11/15/2015	15,885	16,242

CSC Holdings, Inc.
6.750% due 04/15/2012	4,164	4,310
7.625% due 04/01/2011	38,645	40,287
7.625% due 07/15/2018	39,248	40,033
7.875% due 02/15/2018	12,175	12,479
8.500% due 04/15/2014	4,425	4,668
8.500% due 06/15/2015	13,945	14,712
8.625% due 02/15/2019	6,950	7,384

Delta Air Lines, Inc.
7.779% due 07/02/2013	5,128	4,948

Deluxe Corp.
5.125% due 10/01/2014	1,000	890

Dex Media West LLC
9.875% due 08/15/2013 (a)	46,244	8,440

DISH DBS Corp.
6.375% due 10/01/2011	1,050	1,074
6.625% due 10/01/2014	2,600	2,535
7.000% due 10/01/2013	12,575	12,732
7.125% due 02/01/2016	89,519	89,295
7.750% due 05/31/2015	4,075	4,177

Dow Chemical Co.
8.550% due 05/15/2019	13,900	15,652

Dynegy Holdings, Inc.
7.125% due 05/15/2018	2,575	1,996
7.625% due 10/15/2026	3,985	2,750

Dynegy Roseton/Danskammer Pass-Through Trust Series A
7.270% due 11/08/2010	14,529	14,638

Dynegy Roseton/Danskammer Pass-Through Trust Series B
7.670% due 11/08/2016	25,635	23,552

El Paso Corp.
6.875% due 06/15/2014	650	641
6.950% due 06/01/2028	275	230
7.000% due 05/15/2011	1,505	1,528
7.000% due 06/15/2017	28,420	28,006
7.250% due 06/01/2018	8,050	7,960
7.420% due 02/15/2037	1,860	1,606
7.750% due 06/15/2010	6,975	7,038
7.750% due 01/15/2032	59,265	54,606
7.800% due 08/01/2031	44,706	41,232
8.050% due 10/15/2030	5,485	5,098
8.250% due 02/15/2016	2,500	2,575

El Paso Natural Gas Co.
5.950% due 04/15/2017	3,295	3,421

Enterprise Products Operating LLC
7.034% due 01/15/2068	4,840	4,241
8.375% due 08/01/2066	59,081	55,310

Ferrellgas Partners LP
6.750% due 05/01/2014	525	502
7.240% due 08/01/2010 (m)	26,000	25,156

First Data Corp.
9.875% due 09/24/2015	83,650	77,690

See Accompanying Notes	Semiannual Report	September 30, 2009	53

Schedule of Investments  High Yield Fund  (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Ford Motor Co.
6.375% due 02/01/2029	$400	$290
7.125% due 11/15/2025	9,122	6,887
7.500% due 08/01/2026	20,800	15,288
9.215% due 09/15/2021	1,500	1,256

Freeport-McMoRan Copper & Gold, Inc.
8.375% due 04/01/2017	51,955	55,344

Freescale Semiconductor, Inc.
8.875% due 12/15/2014	30,520	23,500

Fresenius Medical Care Capital Trust IV
7.875% due 06/15/2011	24,550	25,102

Gaz Capital S.A.
8.146% due 04/11/2018	13,625	14,460

Georgia-Pacific LLC
7.000% due 01/15/2015	6,210	6,148
7.125% due 01/15/2017	9,025	8,867
7.250% due 06/01/2028	13,550	12,127
7.375% due 12/01/2025	28,210	25,530
8.000% due 01/15/2024	76,715	76,332
8.250% due 05/01/2016	21,970	22,904
8.875% due 05/15/2031	4,550	4,618
9.500% due 12/01/2011	1,430	1,530

Goodyear Tire & Rubber Co.
5.010% due 12/01/2009	475	475
9.000% due 07/01/2015 (i)	13,932	14,524
10.500% due 05/15/2016	2,250	2,453

Harrah's Operating Co., Inc.
10.000% due 12/15/2018	29,975	23,980

HCA, Inc.
7.190% due 11/15/2015	17,217	15,993
8.500% due 04/15/2019	18,175	19,084
9.000% due 12/15/2014	3,246	3,185
9.125% due 11/15/2014	31,278	32,373
9.250% due 11/15/2016	142,540	147,707
9.625% due 11/15/2016 (c)	1,245	1,298
9.875% due 02/15/2017	7,325	7,801

Ineos Group Holdings PLC
8.500% due 02/15/2016	12,030	5,774

Intelsat Corp.
9.250% due 08/15/2014	1,450	1,494
9.250% due 06/15/2016	905	937

Intelsat Jackson Holdings Ltd.
9.500% due 06/15/2016	9,975	10,524

Intergen NV
9.000% due 06/30/2017	35,753	37,004

JC Penney Corp., Inc.
6.875% due 10/15/2015	4,375	4,353
7.125% due 11/15/2023	11,425	10,568
7.950% due 04/01/2017	16,923	17,600

JET Equipment Trust
7.630% due 08/15/2012 (a)	514	298
9.410% due 06/15/2010 (a)	468	253
10.000% due 06/15/2012 (a)	3,591	2,157

Kansas City Southern de Mexico S.A. de C.V.
9.375% due 05/01/2012	17,439	17,788

Legrand France S.A.
8.500% due 02/15/2025	16,900	15,839

Lender Processing Services, Inc.
8.125% due 07/01/2016	3,629	3,792

MGM Mirage
6.875% due 04/01/2016	4,285	3,385
10.375% due 05/15/2014	7,250	7,776
11.125% due 11/15/2017	14,000	15,365

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Nalco Co.
7.750% due 11/15/2011	$1,400	$1,407
8.875% due 11/15/2013	14,232	14,695

New Albertson's, Inc.
6.570% due 02/23/2028	500	375
7.450% due 08/01/2029	23,775	20,565
7.500% due 02/15/2011	150	155
7.750% due 06/15/2026	2,355	2,108
8.000% due 05/01/2031	1,675	1,512

Newfield Exploration Co.
6.625% due 09/01/2014	2,550	2,518
6.625% due 04/15/2016	250	246
7.125% due 05/15/2018	8,325	8,346

Norampac Industries, Inc.
6.750% due 06/01/2013	14,129	13,705

Nordic Telephone Co. Holdings ApS
8.875% due 05/01/2016	22,080	22,963

Nortel Networks Ltd.
9.002% due 07/15/2011 (a)	14,775	8,422
10.125% due 07/15/2013 (a)	34,195	19,833

Northwest Airlines, Inc.
7.691% due 10/01/2018	5,665	4,249

OPTI Canada, Inc.
7.875% due 12/15/2014	6,800	5,236
8.250% due 12/15/2014	26,455	20,635

Owens-Brockway Glass Container, Inc.
6.750% due 12/01/2014	1,575	1,567

Quebecor Media, Inc.
7.750% due 03/15/2016	60,482	60,180

Quicksilver Resources, Inc.
11.750% due 01/01/2016	23,225	25,722

Reynolds American, Inc.
7.750% due 06/01/2018	2,970	3,246

RH Donnelley, Inc.
11.750% due 05/15/2015 (a)	21,980	12,529

Rockwood Specialties Group, Inc.
7.500% due 11/15/2014	11,095	11,095

Royal Caribbean Cruises Ltd.
8.750% due 02/02/2011	400	411

SandRidge Energy, Inc.
4.222% due 04/01/2014	2,000	1,784
8.625% due 04/01/2015 (c)	64,765	64,522

Seagate Technology HDD Holdings
1.437% due 10/01/2009	600	599

SemGroup LP
8.750% due 11/15/2015 (a)	46,350	3,245

Sensata Technologies BV
8.000% due 05/01/2014	46,225	43,336

Sheraton Holding Corp.
7.375% due 11/15/2015	400	396

Smurfit Kappa Funding PLC
7.750% due 04/01/2015	1,650	1,460

Smurfit Kappa Treasury Funding Ltd.
7.500% due 11/20/2025	5,300	4,346

Sonat, Inc.
7.000% due 02/01/2018	7,109	6,967

Southern Natural Gas Co.
5.900% due 04/01/2017	3,950	4,089
8.000% due 03/01/2032	500	594

Starwood Hotels & Resorts Worldwide, Inc.
6.750% due 05/15/2018	1,000	949
7.875% due 05/01/2012	4,300	4,483
7.875% due 10/15/2014	3,950	4,157

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Suburban Propane Partners LP
6.875% due 12/15/2013	$4,078	$4,053

Sungard Data Systems, Inc.
9.125% due 08/15/2013	64,641	65,611
10.625% due 05/15/2015	9,925	10,570

SUPERVALU, Inc.
8.000% due 05/01/2016	7,625	7,930

Teck Resources Ltd.
9.750% due 05/15/2014	22,950	25,360
10.250% due 05/15/2016	22,525	25,566
10.750% due 05/15/2019	65,725	76,734

Tesoro Petroleum Corp.
7.466% due 07/17/2012 (m)	10,000	9,163

TRW Automotive, Inc.
7.000% due 03/15/2014	27,250	24,934
7.250% due 03/15/2017	20,785	18,395

United Airlines, Inc.
7.032% due 10/01/2010	414	413

United Rentals North America, Inc.
6.500% due 02/15/2012	27,645	27,852

Unitymedia GmbH
10.375% due 02/15/2015	11,925	12,581

Verso Paper Holdings LLC
9.125% due 08/01/2014	29,670	22,104

Videotron Ltee
9.125% due 04/15/2018	1,925	2,093
9.125% due 04/15/2018	850	924

West Corp.
9.500% due 10/15/2014	21,720	21,394

Williams Cos., Inc.
6.375% due 10/01/2010	5,360	5,505
7.500% due 01/15/2031	269	276
7.750% due 06/15/2031	1,000	1,052
8.750% due 01/15/2020	7,850	9,043

Williams Partners LP
7.250% due 02/01/2017	6,600	6,496

Wind Acquisition Finance S.A.
10.750% due 12/01/2015	16,420	18,144
11.750% due 07/15/2017	34,250	38,788

Windstream Corp.
7.000% due 03/15/2019	150	141
8.125% due 08/01/2013	280	289
8.625% due 08/01/2016	60,315	61,974

WMG Acquisition Corp.
9.500% due 06/15/2016	24,925	26,421

Wynn Las Vegas LLC
6.625% due 12/01/2014 (i)	25,235	24,478

		3,059,951

UTILITIES 13.0%

AES Corp.
7.750% due 03/01/2014	4,890	4,951
7.750% due 10/15/2015	3,589	3,625
8.000% due 10/15/2017	11,295	11,422
8.000% due 06/01/2020	8,905	8,883
8.875% due 02/15/2011	4,125	4,269
9.750% due 04/15/2016	16,575	18,150

Berry Petroleum Co.
10.250% due 06/01/2014	5,700	6,113

Cincinnati Bell Telephone Co. LLC
6.300% due 12/01/2028	2,000	1,500

54	PIMCO Funds	Credit Bond Funds	See Accompanying Notes

(Unaudited) September 30, 2009

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

CMS Energy Corp.
1.459% due 01/15/2013	$5,500	$4,977
8.750% due 06/15/2019	5,375	5,875

Cricket Communications, Inc.
9.375% due 11/01/2014	300	306

Dominion Resources, Inc.
6.300% due 09/30/2066	24,950	19,969
7.500% due 06/30/2066	3,925	3,596

Energy Future Holdings Corp.
10.875% due 11/01/2017	50,400	38,304
11.250% due 11/01/2017 (c)	4,618	3,071

FPL Group Capital, Inc.
6.350% due 10/01/2066	1,825	1,645

Frontier Communications Corp.
6.625% due 03/15/2015	5,725	5,496
7.000% due 11/01/2025	1,650	1,415
7.125% due 03/15/2019	39,995	37,895
7.450% due 07/01/2035	6,539	5,264
7.875% due 01/15/2027	1,875	1,720
8.250% due 05/01/2014	8,475	8,772
9.000% due 08/15/2031	28,060	27,639

Hawaiian Telcom Communications, Inc.
8.765% due 05/01/2013 (a)	5,865	44
9.750% due 05/01/2013 (a)	24,985	375

Homer City Funding LLC
8.734% due 10/01/2026	11,596	10,958

Ipalco Enterprises, Inc.
7.250% due 04/01/2016	9,410	9,481
8.625% due 11/14/2011	1,010	1,040

Kinder Morgan Finance Co. ULC
5.700% due 01/05/2016	36,625	35,068

Knight, Inc.
5.150% due 03/01/2015	2,218	2,124

MetroPCS Wireless, Inc.
9.250% due 11/01/2014	19,270	19,800

Midwest Generation LLC
8.560% due 01/02/2016	64,259	65,223

NGPL PipeCo. LLC
7.119% due 12/15/2017	800	897

NRG Energy, Inc.
7.250% due 02/01/2014	20,020	19,720
7.375% due 01/15/2017	24,490	23,755

NV Energy, Inc.
6.750% due 08/15/2017	1,905	1,877
7.803% due 06/15/2012	13,825	14,017

Penn Virginia Corp.
10.375% due 06/15/2016	12,375	13,427

PSEG Power LLC
5.320% due 09/15/2016	8,345	8,570

Qwest Capital Funding, Inc.
7.250% due 02/15/2011	1,763	1,772
7.900% due 08/15/2010	900	916

Qwest Communications International, Inc.
7.250% due 02/15/2011	325	331
7.500% due 02/15/2014	104,609	103,824

Qwest Corp.
3.549% due 06/15/2013	4,915	4,620
7.200% due 11/10/2026	10,026	8,422
7.500% due 06/15/2023	18,606	17,024
7.875% due 09/01/2011	3,850	3,990
8.375% due 05/01/2016	5,175	5,382
8.875% due 03/15/2012	27,230	28,796

Reliant Energy Mid-Atlantic Power Holdings LLC
9.681% due 07/02/2026	1,505	1,565

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

RRI Energy, Inc.
6.750% due 12/15/2014	$34,967	$36,103
7.875% due 06/15/2017	450	442

Sithe Independence Funding Corp.
9.000% due 12/30/2013	7,145	7,218

Sprint Capital Corp.
6.900% due 05/01/2019	84,855	76,370
7.625% due 01/30/2011	14,934	15,363
8.375% due 03/15/2012	22,760	23,614
8.750% due 03/15/2032	32,110	30,504

Sprint Nextel Corp.
6.000% due 12/01/2016	31,445	28,222
8.375% due 08/15/2017	200	200

Telesat LLC
11.000% due 11/01/2015	34,411	36,820
12.500% due 11/01/2017	6,200	6,634

Tenaska Alabama Partners LP
7.000% due 06/30/2021	29,168	26,633

Time Warner Telecom Holdings, Inc.
9.250% due 02/15/2014	21,184	21,925

Virgin Media Finance PLC
9.500% due 08/15/2016	16,625	17,581

Wilmington Trust Co. - Tucson Electric
10.732% due 01/01/2013 (m)	3,046	3,061

		958,565

Total Corporate Bonds & Notes (Cost $5,751,054)		5,780,042

CONVERTIBLE BONDS & NOTES 0.7%

ArvinMeritor, Inc.
4.000% due 02/15/2027	1,350	859

Chesapeake Energy Corp.
2.250% due 12/15/2038	48,795	36,718

Citigroup Funding, Inc.
1.080% due 08/31/2012	5,000	4,613

Nortel Networks Corp.
1.750% due 04/15/2012 (a)	3,500	1,943
2.125% due 04/15/2014 (a)	10,475	5,814

NovaMed, Inc.
1.000% due 06/15/2012	200	172

Wright Medical Group, Inc.
2.625% due 12/01/2014	6,000	5,092

Total Convertible Bonds & Notes (Cost $57,025)		55,211

MUNICIPAL BONDS & NOTES 0.3%

Los Angeles, California Community Redevelopment Agency Revenue Bonds, Series 2002
9.000% due 09/01/2012	470	476
9.750% due 09/01/2017	1,160	1,194
9.750% due 09/01/2022	1,375	1,351
9.750% due 09/01/2027	2,170	2,041
9.750% due 09/01/2032	3,480	3,224

Pennsylvania State Economic Development Financing Authority Revenue Bonds, Series 2001
6.750% due 12/01/2036	3,860	4,019

Pennsylvania State Economic Development Financing Authority Revenue Bonds, Series 2003
6.750% due 12/01/2036	725	755

Puerto Rico Sales Tax Financing Corp. Revenue Bonds, (AMBAC Insured), Series 2007
0.000% due 08/01/2054	3,200	239

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

San Diego, California Redevelopment Agency Tax Allocation Bonds, Series 2003
6.590% due 11/01/2013	$1,785	$1,668
7.490% due 11/01/2018	1,435	1,412
7.740% due 11/01/2021	1,885	1,779

Total Municipal Bonds & Notes (Cost $16,635)		18,158

U.S. GOVERNMENT AGENCIES 0.0%

Freddie Mac
0.343% due 02/01/2011 (g)	582	582

Total U.S. Government Agencies (Cost $581)		582

U.S. TREASURY OBLIGATIONS 0.2%

U.S. Treasury Notes
1.000% due 08/31/2011 (g)	16,458	16,495

Total U.S. Treasury Obligations (Cost $16,471)		16,495

MORTGAGE-BACKED SECURITIES 4.1%

Adjustable Rate Mortgage Trust
4.247% due 10/25/2035	3,772	2,028

American Home Mortgage Assets
0.436% due 05/25/2046	3,328	1,599
0.436% due 09/25/2046	1,403	658
0.456% due 10/25/2046	4,192	1,896
1.601% due 02/25/2047	1,485	606
1.821% due 11/25/2046	24,551	9,925
6.250% due 06/25/2037	10,353	5,380

American Home Mortgage Investment Trust
5.660% due 09/25/2045	1,209	765

Banc of America Alternative Loan Trust
0.646% due 05/25/2035	2,139	1,372

Banc of America Funding Corp.
5.251% due 12/20/2034	36	29
5.321% due 11/20/2035	607	431

Banc of America Large Loan, Inc.
0.993% due 08/15/2029	25,000	15,806

Banc of America Mortgage Securities, Inc.
5.417% due 02/25/2036	521	381

BCAP LLC Trust
0.416% due 01/25/2037	2,050	964

Bear Stearns Adjustable Rate Mortgage Trust
4.996% due 01/25/2035	406	333
5.440% due 05/25/2047	3,475	2,284
5.734% due 02/25/2036	482	312

Bear Stearns Alt-A Trust
0.466% due 12/25/2046	311	26
4.296% due 01/25/2035	96	59
5.209% due 03/25/2035	212	142

Chase Mortgage Finance Corp.
4.129% due 02/25/2037	171	160
5.427% due 03/25/2037	1,390	973

Citigroup Mortgage Loan Trust, Inc.
4.649% due 03/25/2034	300	280
5.674% due 07/25/2046	1,059	726
5.985% due 09/25/2037	6,850	4,258

Commercial Mortgage Pass-Through Certificates
6.010% due 12/10/2049	26,400	23,861

Countrywide Alternative Loan Trust
0.416% due 01/25/2037	700	352
0.436% due 09/25/2046	2,855	1,422

See Accompanying Notes	Semiannual Report	September 30, 2009	55

Schedule of Investments  High Yield Fund  (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.441% due 12/20/2046	$10,809	$5,311
0.456% due 03/20/2046	706	350
0.456% due 07/20/2046	3,606	1,518
0.456% due 07/25/2046	629	313
0.476% due 08/25/2046	1,252	233
0.496% due 09/25/2046	700	60
0.496% due 10/25/2046	459	99
0.506% due 06/25/2035	345	183
0.516% due 05/25/2036	489	72
0.576% due 11/20/2035	1,509	816
0.616% due 02/25/2037	29,295	10,921
1.016% due 11/25/2035	803	425
1.901% due 12/25/2035	4,493	2,384
5.304% due 10/25/2035	450	338
5.643% due 10/25/2035	1,618	729
5.750% due 03/25/2037	500	309
5.883% due 02/25/2037	2,979	1,889
6.000% due 11/25/2036	2,564	1,555
6.000% due 01/25/2037	738	484
6.500% due 11/25/2037	1,287	798
6.904% due 07/25/2036 (b)	30,998	3,573

Countrywide Home Loan Mortgage Pass-Through Trust
0.546% due 04/25/2046	674	140
5.341% due 02/25/2047	539	280
5.528% due 04/20/2036	518	282
5.535% due 02/20/2036	612	405
5.554% due 03/25/2037	521	262
6.073% due 09/25/2047	727	462

Credit Suisse Mortgage Capital Certificates
6.000% due 10/25/2021	116	78

Deutsche ALT-A Securities, Inc. Alternate Loan Trust
5.598% due 10/25/2035	444	337
5.869% due 10/25/2036	700	388
5.886% due 10/25/2036	700	388

Downey Savings & Loan Association Mortgage Loan Trust
0.496% due 03/19/2045	505	272
0.566% due 07/19/2045	473	122

First Horizon Alternative Mortgage Securities
4.149% due 10/25/2034	105	81
6.000% due 05/25/2036	4,023	3,286

Greenpoint Mortgage Funding Trust
0.446% due 10/25/2046	800	86
0.446% due 12/25/2046	600	70
0.456% due 10/25/2046	800	123
0.516% due 04/25/2036	628	209

GS Mortgage Securities Corp. II
5.560% due 11/10/2039	2,482	2,188

GSR Mortgage Loan Trust
0.506% due 08/25/2046	638	168
3.917% due 04/25/2035	67	57
5.167% due 01/25/2036	1,499	1,102

Harborview Mortgage Loan Trust
0.426% due 07/19/2046	2,940	1,382
0.436% due 07/21/2036	714	339
0.436% due 01/19/2038	418	214
0.446% due 09/19/2046	1,587	753
0.486% due 03/19/2036	13,134	6,179
1.751% due 12/19/2036	3,926	1,518
5.750% due 08/19/2036	6,051	3,500
5.833% due 08/19/2036	647	417

Impac CMB Trust
0.986% due 11/25/2034	69	46

Indymac IMSC Mortgage Loan Trust
0.426% due 07/25/2047	1,264	580

Indymac INDA Mortgage Loan Trust
5.865% due 08/25/2036	700	439

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Indymac Index Mortgage Loan Trust
0.436% due 09/25/2046	$2,111	$956
0.446% due 06/25/2047	1,218	578
0.456% due 05/25/2046	427	204
0.486% due 07/25/2035	420	226
0.516% due 06/25/2037	726	148
5.186% due 08/25/2035	3,322	2,293
5.261% due 01/25/2036	430	324
5.278% due 09/25/2035	3,037	2,042
5.331% due 10/25/2035	448	338
5.520% due 11/25/2035	16,977	12,388
5.715% due 06/25/2036	700	470

JPMorgan Alternative Loan Trust
5.550% due 10/25/2036	3,342	2,968

JPMorgan Chase Commercial Mortgage Securities Corp.
5.440% due 06/12/2047	730	629

JPMorgan Mortgage Trust
4.805% due 02/25/2034	143	136
6.000% due 08/25/2037	4,259	3,519

LB-UBS Commercial Mortgage Trust
5.372% due 09/15/2039	2,000	1,826
5.424% due 02/15/2040	3,500	2,945

Luminent Mortgage Trust
0.416% due 12/25/2036	2,300	1,124
0.426% due 12/25/2036	878	412
0.446% due 10/25/2046	701	322

MASTR Adjustable Rate Mortgages Trust
0.456% due 04/25/2046	1,359	654
0.546% due 05/25/2047	800	106
0.586% due 05/25/2047	600	52

Merrill Lynch Mortgage-Backed Securities Trust
5.792% due 04/25/2037	1,425	946

Morgan Stanley Capital I
5.332% due 12/15/2043	7,770	6,975
5.447% due 02/12/2044	3,570	3,059
5.544% due 11/12/2049	700	536
5.692% due 04/15/2049	1,100	903
6.076% due 06/11/2049	10,700	9,421

Morgan Stanley Mortgage Loan Trust
0.556% due 01/25/2035	127	76
5.362% due 06/25/2036	523	473

Nomura Asset Acceptance Corp.
4.688% due 12/25/2034	240	216
5.820% due 03/25/2047	600	365

Residential Accredit Loans, Inc.
0.406% due 01/25/2037	18,042	8,228
0.426% due 06/25/2046	9,702	4,591
0.476% due 05/25/2037	887	186
0.496% due 08/25/2037	1,384	651
0.576% due 03/25/2037	11,534	4,634
5.500% due 02/25/2036	9,923	5,422
5.664% due 09/25/2035	507	342
6.500% due 07/25/2037	19,640	11,392

Residential Asset Securitization Trust
0.696% due 12/25/2036	1,608	792
6.000% due 05/25/2037	2,789	2,178
6.250% due 10/25/2036	1,900	1,022
6.500% due 08/25/2036	3,300	2,041

Sequoia Mortgage Trust
4.316% due 01/20/2047	579	436

Structured Adjustable Rate Mortgage Loan Trust
3.623% due 03/25/2034	115	98
5.246% due 05/25/2036	700	306
5.379% due 11/25/2035	455	319
5.413% due 09/25/2036	700	338
6.000% due 10/25/2037	526	248

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Structured Asset Mortgage Investments, Inc.
0.426% due 09/25/2047	$7,314	$3,654
0.436% due 07/25/2046	5,133	2,437
0.456% due 05/25/2046	2,589	1,447
0.466% due 05/25/2036	421	197
0.466% due 05/25/2046	1,753	876
0.466% due 09/25/2047	60,479	20,267
0.496% due 07/19/2035	157	114
0.506% due 05/25/2046	610	141
0.526% due 02/25/2036	429	236
0.546% due 08/25/2036	900	134

Suntrust Alternative Loan Trust
0.596% due 04/25/2036	9,100	2,916

TBW Mortgage-Backed Pass-Through Certificates
6.014% due 07/25/2037	600	348

Wachovia Bank Commercial Mortgage Trust
0.333% due 09/15/2021	6,972	5,208

WaMu Mortgage Pass-Through Certificates
0.466% due 07/25/2046	564	157
0.656% due 11/25/2045	600	179
0.656% due 12/25/2045	600	160
0.740% due 11/25/2034	1,180	529
1.641% due 01/25/2047	2,392	950
1.661% due 04/25/2047	3,355	1,613
1.711% due 07/25/2047	870	401
1.721% due 12/25/2046	1,546	619
1.751% due 02/25/2047	3,969	2,073
1.751% due 03/25/2047	4,411	2,014
2.849% due 01/25/2047	856	443
2.851% due 08/25/2033	111	105
2.881% due 09/25/2033	837	779
3.898% due 10/25/2033	306	272
5.281% due 01/25/2037	1,131	750
5.392% due 02/25/2037	4,099	2,642
5.456% due 04/25/2037	834	509
5.564% due 12/25/2036	2,359	1,520
5.565% due 12/25/2036	827	584
5.635% due 05/25/2037	1,742	1,157
5.678% due 02/25/2037	2,063	1,320
5.719% due 10/25/2036	6,318	4,020
5.834% due 02/25/2037	2,409	1,627
5.922% due 09/25/2036	1,135	849

Washington Mutual Alternative Mortgage Pass-Through Certificates
1.661% due 04/25/2047	872	175
1.841% due 07/25/2046	146	63
1.871% due 05/25/2046	853	427

Wells Fargo Mortgage-Backed Securities Trust
5.592% due 07/25/2036	1,522	1,140

Total Mortgage-Backed Securities (Cost $321,206)		301,447

ASSET-BACKED SECURITIES 0.6%

Carrington Mortgage Loan Trust
0.366% due 02/25/2037	1,474	1,285
0.396% due 08/25/2036	850	322

Countrywide Asset-Backed Certificates
5.689% due 10/25/2046	86	42

Credit-Based Asset Servicing & Securitization LLC
5.721% due 01/25/2037	9,605	4,073

GSAA Trust
0.546% due 05/25/2047	700	315

GSAMP Trust
0.316% due 12/25/2036	427	257
0.366% due 03/25/2047	1,424	1,209
0.396% due 08/25/2036	935	352

56	PIMCO Funds	Credit Bond Funds	See Accompanying Notes

(Unaudited) September 30, 2009

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Lehman XS Trust
0.466% due 04/25/2046		$481	$228
0.476% due 06/25/2046		612	104
0.476% due 08/25/2046		555	117
0.486% due 09/25/2046		694	146
0.486% due 11/25/2046		686	192

MASTR Asset-Backed Securities Trust
0.456% due 11/25/2036		3,200	1,083

Merrill Lynch First Franklin Mortgage Loan Trust
0.366% due 07/25/2037		27,800	10,406

Mid-State Trust
7.791% due 03/15/2038		324	279

Morgan Stanley ABS Capital I
0.386% due 05/25/2037		1,555	570

Morgan Stanley Mortgage Loan Trust
0.476% due 02/25/2037		591	240
0.606% due 04/25/2037		786	178
5.750% due 04/25/2037		457	352
6.000% due 07/25/2047		480	362

Novastar Home Equity Loan
0.346% due 03/25/2037		2,627	2,278

Residential Asset Mortgage Products, Inc.
0.646% due 06/25/2047		700	242

Residential Asset Securities Corp.
0.356% due 04/25/2037		1,363	1,190
0.396% due 08/25/2036		700	267

Structured Asset Securities Corp.
0.396% due 05/25/2037		9,209	7,319
0.546% due 06/25/2035		21,701	9,057

Total Asset-Backed Securities (Cost $55,056)			42,465

FOREIGN CURRENCY-DENOMINATED ISSUES 10.1%

American International Group, Inc.
1.077% due 04/26/2011	EUR	30,400	39,372
4.000% due 09/20/2011		1,400	1,936
5.750% due 03/15/2067	GBP	5,550	4,080
5.950% due 10/04/2010		2,850	4,375
8.625% due 05/22/2038		30,800	27,319

BAC Capital Trust VII
5.250% due 08/10/2035		4,400	4,518

Barclays Bank PLC
14.000% due 11/29/2049		35,130	72,986

Beverage Packaging Holdings Luxembourg II S.A.
8.000% due 12/15/2016	EUR	1,000	1,500

BNP Paribas S.A.
7.781% due 06/29/2049		700	1,050

Bombardier, Inc.
7.250% due 11/15/2016		11,625	17,352

Brazil Government International Bond
10.250% due 01/10/2028	BRL	34,000	18,520
12.500% due 01/05/2022		58,750	36,644

Brazil Notas do Tesouro Nacional Series F
10.000% due 01/01/2012		381,300	209,002
10.000% due 01/01/2017		152,000	75,198

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Chesapeake Energy Corp.
6.250% due 01/15/2017	EUR	5,975	$8,088

CIT Group, Inc.
1.174% due 11/30/2011		7,150	6,801

Hertz Corp.
7.875% due 01/01/2014		2,500	3,631

International Lease Finance Corp.
1.248% due 08/15/2011		10,000	12,086

Intesa Sanpaolo SpA
8.047% due 06/29/2049		7,700	11,042

Lighthouse International Co. S.A.
8.000% due 04/30/2014		13,975	13,497

M&G Finance Luxembourg S.A.
7.500% due 03/29/2049		5,000	1,427

Nordic Telephone Co. Holdings ApS
8.250% due 05/01/2016		15,975	24,780

OI European Group BV
6.875% due 03/31/2017		3,725	5,342

Rockwood Specialties Group, Inc.
7.625% due 11/15/2014		5,650	8,350

Royal Bank of Scotland Group PLC
5.538% due 04/06/2011	GBP	5,866	6,516

Sensata Technologies BV
11.250% due 01/15/2014	EUR	14,000	17,260

SLM Corp.
1.103% due 06/17/2013		51,500	53,884
1.277% due 04/26/2011		3,500	4,456
2.750% due 03/15/2011	CHF	4,220	3,645

Unitymedia GmbH
8.750% due 02/15/2015	EUR	100	154

Unitymedia Hessen GmbH & Co. KG
3.778% due 04/15/2013		1,000	1,408

UPC Broadband Holding BV
4.190% due 12/31/2016		11,280	15,255
4.487% due 12/31/2017		8,136	11,039

UPC Holding BV
7.750% due 01/15/2014		1,700	2,463
8.000% due 11/01/2016		1,200	1,686
8.625% due 01/15/2014		500	746
9.750% due 04/15/2018		9,623	14,211

Wind Acquisition Finance S.A.
9.750% due 12/01/2015		4,000	6,380

Total Foreign Currency-Denominated Issues (Cost $687,708)			747,999

		SHARES
COMMON STOCKS 0.0%

U.S. Airways Group, Inc. 'A' (d)		12,224	0

Total Common Stocks (Cost $0)			0

	SHARES	MARKET VALUE (000S)
CONVERTIBLE PREFERRED SECURITIES 2.1%
American International Group, Inc.
8.500% due 08/01/2011	4,396,646	$50,781
Lehman Brothers Holdings, Inc.
8.750% due 07/01/2011 (a)	6,700	34
Wells Fargo & Co.
7.500% due 12/31/2049	120,725	107,808

Total Convertible Preferred Securities (Cost $127,145)		158,623

PREFERRED STOCKS 0.1%
ABN AMRO North America Capital Funding Trust I
6.968% due 12/31/2049	17,000	9,100

Total Preferred Stocks (Cost $8,585)		9,100

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 2.0%

REPURCHASE AGREEMENTS 1.4%
JPMorgan Chase Bank N.A.
0.030% due 10/01/2009	$99,700	99,700
(Dated 09/30/2009. Collateralized by U.S. Treasury Notes 0.875% - 3.125% due 02/28/2011 - 11/30/2013 valued at $101,788. Repurchase proceeds are $99,700.)
State Street Bank and Trust Co.
0.010% due 10/01/2009	6,206	6,206
(Dated 09/30/2009. Collateralized by U.S. Treasury Bills 0.000% due 12/10/2009 valued at $6,334. Repurchase proceeds are $6,206.)

		105,906

U.S. CASH MANAGEMENT BILLS 0.3%
0.190% due 04/01/2010 (g)(j)	18,268	18,253

U.S. TREASURY BILLS 0.3%
0.195% due 02/18/2010 - 03/25/2010 (e)(g)(j)	22,260	22,245

	SHARES
SHORT-TERM FLOATING NAV PORTFOLIO (f) 0.0%
	1,747	17

Total Short-Term Instruments (Cost $146,414)		146,421

Total Investments 102.6% (Cost $7,524,134)		$7,589,898

Written Options (l) (0.0%) (Premiums $10,079)		(2,770)

Other Assets and Liabilities (Net) (2.6%)		(192,554)

Net Assets 100.0%		$7,394,574

See Accompanying Notes	Semiannual Report	September 30, 2009	57

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Security is in default.
(b)	Interest only security.
(c)	Payment in-kind bond security.

Schedule of Investments  High Yield Fund  (Cont.)

(d)	Non-income producing security.
(e)	Coupon represents a weighted average rate.
(f)	Affiliated to the Fund.
(g)	Securities with an aggregate market value of $39,361 have been pledged as collateral for swap and swaption contracts on September 30, 2009.
(h)	Security is subject to a forbearance agreement entered into by the Fund which forbears the Fund from taking action to, among other things, accelerate and collect payments on the subject note with respect to specified events of default.
(i)	The average amount of borrowings while outstanding during the period ended September 30, 2009 was $4,145 at a weighted average interest rate of (0.587%). On September 30, 2009, securities valued at $370,952 were pledged as collateral for reverse repurchase agreements.
(j)	Securities with an aggregate market value of $13,460 and cash of $6,177 have been pledged as collateral for the following open futures contracts on September 30, 2009:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation
90-Day Eurodollar December Futures	Long	12/2009	4,591	$5,022
90-Day Eurodollar December Futures	Long	12/2010	10,671	11,391
90-Day Eurodollar June Futures	Long	06/2010	434	2,340
90-Day Eurodollar March Futures	Long	03/2011	103	4
90-Day Eurodollar September Futures	Long	09/2010	3,921	3,725
United Kingdom 90-Day LIBOR Sterling Interest Rate December Futures	Long	12/2010	2,026	2,128
United Kingdom 90-Day LIBOR Sterling Interest Rate March Futures	Long	03/2011	1,892	1,412

				$26,022

(k)	Swap agreements outstanding on September 30, 2009:

Credit Default Swaps on Corporate, Sovereign, and U.S. Municipal Issues - Sell Protection (1)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at September 30, 2009 (3)	Notional Amount (4)	Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
AES Corp.	CSFB	5.000%	06/20/2014	4.490%	$4,100	$88	$(246)	$334
AES Corp.	GSC	5.000%	12/20/2013	4.307%	11,250	297	(872)	1,169
American International Group, Inc.	BOA	5.000%	09/20/2010	8.378%	9,700	(292)	(1,407)	1,115
American International Group, Inc.	BOA	5.000%	09/20/2011	8.199%	10,900	(602)	(2,616)	2,014
American International Group, Inc.	GSC	5.000%	09/20/2011	8.199%	15,700	(867)	(3,611)	2,744
American International Group, Inc.	GSC	5.000%	09/20/2014	7.808%	2,900	(297)	(406)	109
American International Group, Inc.	UBS	5.000%	09/20/2014	7.808%	3,800	(389)	(532)	143
ARAMARK Corp.	CITI	5.000%	03/20/2014	5.931%	5,100	(163)	(139)	(24)
Berkshire Hathaway Finance Corp.	BOA	1.000%	09/20/2014	1.424%	500	(9)	(29)	20
Berkshire Hathaway Finance Corp.	DUB	1.000%	06/20/2014	1.410%	17,400	(305)	(995)	690
Berkshire Hathaway Finance Corp.	DUB	1.000%	09/20/2014	1.424%	8,700	(165)	(511)	346
Berkshire Hathaway Finance Corp.	GSC	1.000%	06/20/2014	1.410%	19,300	(339)	(1,055)	716
Berkshire Hathaway Finance Corp.	JPM	5.000%	06/20/2014	1.410%	5,000	787	479	308
Berkshire Hathaway Finance Corp.	JPM	1.000%	09/20/2014	1.424%	10,000	(190)	(159)	(31)
Biomet, Inc.	CITI	6.500%	06/20/2014	3.723%	3,000	308	0	308
Biomet, Inc.	JPM	8.000%	03/20/2014	3.695%	4,000	611	0	611
Biomet, Inc.	MSC	3.550%	03/20/2013	3.582%	1,500	0	0	0
Brazil Government International Bond	BCLY	0.830%	09/20/2010	0.614%	30,000	70	0	70
CEMEX SAB de C.V.	CSFB	5.250%	09/20/2010	6.109%	5,000	(29)	0	(29)
CEMEX SAB de C.V.	DUB	7.750%	09/20/2010	6.109%	10,400	238	0	238
CEMEX SAB de C.V.	GSC	7.000%	09/20/2010	6.109%	17,000	262	0	262
CEMEX SAB de C.V.	GSC	7.050%	09/20/2010	6.109%	6,800	107	0	107
Chesapeake Energy Corp.	CSFB	5.000%	09/20/2014	5.624%	2,800	(66)	(231)	165
Chesapeake Energy Corp.	GSC	5.000%	09/20/2014	5.624%	42,950	(1,006)	(859)	(147)
Chrysler Financial	DUB	5.250%	09/20/2012	6.558%	3,500	(89)	0	(89)
CIT Group, Inc.	BCLY	5.000%	06/20/2014	29.236%	5,000	(1,798)	(950)	(848)
CIT Group, Inc.	GSC	5.000%	06/20/2014	29.236%	3,600	(1,295)	(509)	(786)
CIT Group, Inc.	MSC	5.000%	06/20/2014	29.236%	1,500	(540)	(323)	(217)
Community Health Systems, Inc.	CITI	5.000%	09/20/2014	6.049%	2,900	(116)	(261)	145
Community Health Systems, Inc.	GSC	5.000%	12/20/2013	5.817%	22,500	(613)	(2,231)	1,618
Community Health Systems, Inc.	GSC	5.000%	03/20/2014	5.903%	24,700	(780)	(2,254)	1,474
Community Health Systems, Inc.	GSC	5.000%	06/20/2014	5.980%	10,000	(358)	(500)	142
Community Health Systems, Inc.	JPM	5.000%	12/20/2013	5.817%	3,750	(102)	(366)	264
CSC Holdings, Inc.	MSC	3.650%	03/20/2013	1.500%	1,500	105	0	105
Dynegy Holdings, Inc.	CITI	5.000%	03/20/2014	8.246%	625	(67)	(113)	46
El Paso Corp.	GSC	5.000%	09/20/2014	6.009%	53,050	(2,012)	(5,040)	3,028
Ford Motor Co.	MLP	4.850%	12/20/2010	6.909%	18,000	(410)	0	(410)
General Electric Capital Corp.	BOA	5.000%	06/20/2014	1.972%	76,900	10,016	2,415	7,601
General Electric Capital Corp.	CITI	4.100%	12/20/2013	2.021%	8,250	672	0	672
General Electric Capital Corp.	CITI	3.250%	03/20/2014	2.029%	22,900	1,154	0	1,154
General Electric Capital Corp.	CITI	5.000%	06/20/2014	1.972%	20,900	2,722	681	2,041
General Electric Capital Corp.	DUB	5.000%	06/20/2014	1.972%	24,800	3,230	(90)	3,320
Georgia-Pacific LLC	BOA	5.000%	09/20/2014	2.454%	18,000	2,063	(1,845)	3,908
Georgia-Pacific LLC	GSC	5.000%	12/20/2013	2.307%	3,750	397	(338)	735

58	PIMCO Funds	Credit Bond Funds	See Accompanying Notes

(Unaudited) September 30, 2009

Credit Default Swaps on Corporate, Sovereign, and U.S. Municipal Issues - Sell Protection (1) (Contd.)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at September 30, 2009 (3)	Notional Amount (4)		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Georgia-Pacific LLC	JPM	5.000%	12/20/2013	2.307%		$9,000	$953	$(799)	$1,752
Georgia-Pacific LLC	MLP	5.000%	12/20/2013	2.307%		5,250	556	(479)	1,035
Georgia-Pacific LLC	MSC	3.800%	03/20/2013	1.781%		1,500	96	0	96
GMAC, Inc.	BOA	7.000%	12/20/2012	6.581%		2,500	33	0	33
GMAC, Inc.	BOA	5.000%	09/20/2013	6.780%		37,000	(2,066)	(9,712)	7,646
GMAC, Inc.	DUB	5.000%	03/20/2012	6.468%		3,000	(92)	(465)	373
GMAC, Inc.	DUB	6.350%	12/20/2012	6.581%		3,650	(17)	0	(17)
GMAC, Inc.	GSC	6.800%	12/20/2012	6.581%		5,000	39	0	39
GMAC, Inc.	JPM	2.110%	03/20/2012	6.468%		10,000	(950)	0	(950)
GMAC, Inc.	MLP	5.000%	03/20/2010	5.919%		1,500	(4)	(146)	142
Goodyear Tire & Rubber Co.	CITI	3.650%	06/20/2013	3.673%		3,800	1	0	1
HCA, Inc.	BOA	4.650%	09/20/2013	5.995%		3,000	(131)	0	(131)
HCA, Inc.	CITI	2.000%	09/20/2012	5.150%		4,400	(362)	0	(362)
HCA, Inc.	CSFB	5.000%	06/20/2014	3.722%		9,600	474	(1,050)	1,524
Indonesia Government International Bond	BCLY	2.200%	09/20/2010	1.273%		15,000	145	0	145
Indonesia Government International Bond	DUB	1.950%	09/20/2014	1.730%		18,000	196	0	196
Indonesia Government International Bond	JPM	2.360%	09/20/2010	1.273%		8,000	90	0	90
Indonesia Government International Bond	JPM	1.950%	09/20/2014	1.730%		18,000	196	0	196
Indonesia Government International Bond	MSC	1.980%	09/20/2014	1.730%		17,000	209	0	209
Indonesia Government International Bond	RBS	1.580%	09/20/2010	1.202%		13,600	56	0	56
International Lease Finance Corp.	MSC	5.000%	06/20/2014	9.583%		1,000	(143)	(150)	7
Mexico Government International Bond	BCLY	1.070%	09/20/2010	0.932%		30,000	49	0	49
Mexico Government International Bond	DUB	1.550%	09/20/2010	0.981%		8,000	48	0	48
Mexico Government International Bond	DUB	1.700%	09/20/2010	0.981%		15,000	112	0	112
Mexico Government International Bond	JPM	1.020%	09/20/2010	0.932%		16,900	19	0	19
NRG Energy, Inc.	CSFB	5.000%	12/20/2013	4.827%		3,750	28	(42)	70
NRG Energy, Inc.	GSC	4.200%	09/20/2013	4.786%		6,875	(128)	0	(128)
NRG Energy, Inc.	JPM	5.380%	12/20/2013	4.827%		4,500	95	0	95
NRG Energy, Inc.	MLP	5.500%	12/20/2013	4.827%		5,250	133	0	133
Prudential Financial, Inc.	BOA	5.000%	09/20/2014	2.171%		11,900	1,503	(200)	1,703
Prudential Financial, Inc.	GSC	5.000%	09/20/2014	2.171%		16,100	2,035	(64)	2,099
Prudential Financial, Inc.	JPM	5.000%	06/20/2014	2.156%		1,000	122	4	118
Qwest Capital Funding, Inc.	CITI	3.350%	12/20/2012	5.009%		1,100	(52)	0	(52)
Qwest Capital Funding, Inc.	CSFB	3.100%	12/20/2012	5.009%		5,000	(271)	0	(271)
RRI Energy, Inc.	BCLY	5.000%	09/20/2014	7.965%		5,800	(616)	(898)	282
RRI Energy, Inc.	CITI	5.000%	09/20/2014	7.965%		4,100	(435)	(451)	16
RRI Energy, Inc.	DUB	5.000%	09/20/2014	7.965%		1,600	(170)	(232)	62
RRI Energy, Inc.	GSC	5.000%	09/20/2014	7.811%		1,500	(153)	(255)	102
RRI Energy, Inc.	GSC	5.000%	09/20/2014	7.965%		20,150	(2,140)	(3,512)	1,372
RRI Energy, Inc.	MSC	5.000%	09/20/2014	7.965%		500	(53)	(85)	32
Sanmina-SCI Corp.	CITI	5.000%	09/20/2014	7.709%		5,700	(592)	(862)	270
SLM Corp.	BCLY	5.000%	12/20/2013	8.728%		4,700	(540)	(517)	(23)
SLM Corp.	BOA	5.000%	12/20/2010	9.802%		24,200	(1,268)	(2,150)	882
SLM Corp.	BOA	5.000%	09/20/2014	8.553%		22,100	(2,691)	(3,094)	403
SLM Corp.	DUB	5.000%	06/20/2010	9.954%		15,600	(510)	(878)	368
SLM Corp.	DUB	5.000%	09/20/2010	9.858%		800	(34)	(64)	30
SLM Corp.	DUB	5.000%	06/20/2012	8.816%		9,900	(830)	(1,287)	457
SLM Corp.	DUB	5.000%	09/20/2014	8.553%		2,000	(244)	(225)	(19)
SLM Corp.	GSC	7.600%	03/20/2012	8.975%		4,750	(125)	0	(125)
SLM Corp.	MSC	5.000%	09/20/2011	9.000%		5,000	(335)	(300)	(35)
SLM Corp.	MSC	5.000%	06/20/2014	8.564%		6,000	(708)	(1,020)	312
SLM Corp.	UBS	5.000%	03/20/2010	9.953%		1,600	(34)	(64)	30
Sungard Data Systems, Inc.	BCLY	5.000%	09/20/2014	6.704%		2,000	(126)	(230)	104
Sungard Data Systems, Inc.	CITI	5.000%	03/20/2014	6.571%		4,000	(215)	(261)	46
Sungard Data Systems, Inc.	MSC	3.800%	03/20/2013	2.172%		1,500	78	0	78
Swedbank AB	BOA	1.000%	12/20/2014	2.353%	EUR	2,500	(231)	(237)	6
Swedbank AB	UBS	1.000%	12/20/2014	2.353%		2,500	(231)	(237)	6

							$997	$(54,875)	$55,872

Credit Default Swaps on Credit Indices - Buy Protection (2)
Index/Tranches	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Notional Amount (4)	Market Value (5)	Upfront Premiums Paid/(Received)	Unrealized (Depreciation)
CDX.HY-12 5-Year Index	BCLY	(5.000%	)	06/20/2014	$32,148	$1,925	$3,818	$(1,893)
CDX.HY-12 5-Year Index	BOA	(5.000%	)	06/20/2014	80,370	4,810	9,322	(4,512)
CDX.HY-12 5-Year Index	CSFB	(5.000%	)	06/20/2014	24,346	1,457	2,867	(1,410)
CDX.HY-12 5-Year Index	DUB	(5.000%	)	06/20/2014	48,598	2,908	5,832	(2,924)
CDX.HY-12 5-Year Index	GSC	(5.000%	)	06/20/2014	8,460	507	1,042	(535)
CDX.HY-12 5-Year Index	JPM	(5.000%	)	06/20/2014	44,650	2,672	5,287	(2,615)
CDX.HY-12 5-Year Index	MSC	(5.000%	)	06/20/2014	42,582	2,549	5,101	(2,552)
CDX.HY-12 5-Year Index	RBS	(5.000%	)	06/20/2014	15,980	957	1,758	(801)

See Accompanying Notes	Semiannual Report	September 30, 2009	59

Schedule of Investments  High Yield Fund  (Cont.)

Credit Default Swaps on Credit Indices - Buy Protection (2) (Contd.)
Index/Tranches	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Notional Amount (4)	Market Value (5)	Upfront Premiums Paid/(Received)	Unrealized (Depreciation)
CDX.HY-12 5-Year Index	UBS	(5.000%	)	06/20/2014	$92,496	$5,536	$10,627	$(5,091)
CDX.IG-12 5-Year Index	GSC	(1.000%	)	06/20/2014	131,900	530	1,399	(869)

						$23,851	$47,053	$(23,202)

Credit Default Swaps on Credit Indices - Sell Protection (1)
Index/Tranches	Counterparty	Fixed Deal Receive Rate	Maturity Date	Notional Amount (4)	Market Value (5)	Upfront Premiums Paid/(Received)	Unrealized Appreciation
ABX.HE AAA 07-1 Index	CSFB	0.090%	08/25/2037	$26,000	$(17,959)	$(18,200)	$241
CDX.HY-9 3-Year Index 25-35%	MLP	4.530%	12/20/2010	51,800	819	0	819
CDX.HY-9 3-Year Index 35-100%	MLP	1.550%	12/20/2010	9,290	150	0	150
CDX.HY-9 3-Year Index 35-100%	MLP	1.670%	12/20/2010	8,087	143	0	143
CDX.IG-9 5-Year Index 30-100%	BCLY	0.757%	12/20/2012	8,751	144	0	144
CDX.IG-9 5-Year Index 30-100%	DUB	0.760%	12/20/2012	11,667	193	0	193

					$(16,510)	$(18,200)	$1,690

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities compromising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities compromising the referenced index.

(2)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the underlying securities compromising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the underlying securities compromising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, U.S. municipal issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	1-Year BRL-CDI	10.115%	01/02/2012	MSC	BRL	478,100	$(12,144)	$(1,047)	$(11,097)
Pay	1-Year BRL-CDI	10.150%	01/02/2012	GSC		45,100	(1,115)	(325)	(790)
Pay	1-Year BRL-CDI	10.575%	01/02/2012	UBS		2,600	(41)	(4)	(37)
Pay	1-Year BRL-CDI	10.680%	01/02/2012	BCLY		288,400	(3,962)	(368)	(3,594)
Pay	1-Year BRL-CDI	14.765%	01/02/2012	HSBC		25,500	1,084	168	916
Pay	1-Year BRL-CDI	14.765%	01/02/2012	JPM		30,500	1,296	106	1,190
Pay	1-Year BRL-CDI	14.765%	01/02/2012	MLP		27,100	1,152	189	963

							$(13,730)	$(1,281)	$(12,449)

(l)	Written options outstanding on September 30, 2009:

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Premium	Market Value
Put - OTC 5-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Pay	3.750%	11/23/2009	$82,000	$570	$45
Put - OTC 5-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Pay	5.000%	06/15/2010	129,000	1,301	484
Put - OTC 5-Year Interest Rate Swap	BNP	3-Month USD-LIBOR	Pay	5.000%	06/15/2010	13,000	119	49
Put - OTC 5-Year Interest Rate Swap	CITI	3-Month USD-LIBOR	Pay	3.750%	11/23/2009	24,000	209	13
Put - OTC 7-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	4.000%	11/23/2009	43,000	387	58
Put - OTC 5-Year Interest Rate Swap	GSC	3-Month USD-LIBOR	Pay	5.000%	06/15/2010	45,000	457	169
Put - OTC 5-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Pay	5.500%	08/31/2010	352,000	3,703	1,511
Put - OTC 7-Year Interest Rate Swap	MLP	3-Month USD-LIBOR	Pay	4.000%	11/23/2009	95,000	1,132	128
Put - OTC 5-Year Interest Rate Swap	MLP	3-Month USD-LIBOR	Pay	5.800%	06/28/2010	38,000	214	82
Put - OTC 7-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	4.000%	11/23/2009	171,000	1,987	231

							$10,079	$2,770

60	PIMCO Funds	Credit Bond Funds	See Accompanying Notes

(Unaudited) September 30, 2009

Transactions in written call and put options for the period ended September 30, 2009:

	# of Contracts	Notional Amount in $	Notional Amount in EUR		Premium
Balance at 03/31/2009	96	$454,789	EUR	52,000	$5,924
Sales	10,239	1,978,600		0	19,275
Closing Buys	(10,335)	(1,441,389)		(52,000)	(15,120)
Expirations	0	0		0	0
Exercised	0	0		0	0

Balance at 09/30/2009	0	$992,000	EUR	0	$10,079

(m)	Restricted securities as of September 30, 2009:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Continental Airlines, Inc.	6.920%	04/02/2013	07/01/2003	$11,720	$10,569	0.14%
Ferrellgas Partners LP	7.240%	08/01/2010	10/17/2001 - 04/24/2006	25,994	25,156	0.34%
Tesoro Petroleum Corp.	7.466%	07/17/2012	11/17/2004	9,978	9,163	0.13%
Wilmington Trust Co.	10.732%	01/01/2013	01/07/1993 - 05/16/2003	4,910	4,975	0.07%
Wilmington Trust Co. - Tucson Electric	10.732%	01/01/2013	05/09/1995 - 05/16/2003	3,036	3,061	0.04%

				$55,638	$52,924	0.72%

(n)	Foreign currency contracts outstanding on September 30, 2009:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	CHF	3,664	10/2009	HSBC	$0	$(17)	$(17)
Sell		3,664	10/2009	RBS	0	(159)	(159)
Sell		3,664	12/2009	HSBC	17	0	17
Buy	CNY	45,732	03/2010	BCLY	0	(60)	(60)
Buy		83,579	03/2010	DUB	0	(151)	(151)
Buy		33,487	06/2010	BCLY	0	(27)	(27)
Buy		14,024	06/2010	CITI	0	(8)	(8)
Buy		6,028	06/2010	DUB	0	(6)	(6)
Buy		43,588	06/2010	HSBC	0	(36)	(36)
Sell	EUR	68,304	10/2009	BCLY	0	(2,106)	(2,106)
Sell		81,683	10/2009	BNP	0	(2,560)	(2,560)
Buy		1,500	10/2009	HSBC	0	0	0
Sell		635	10/2009	HSBC	0	(4)	(4)
Buy		324	10/2009	RBC	0	(5)	(5)
Buy	GBP	1,000	10/2009	BCLY	0	(60)	(60)
Sell		55,621	10/2009	BNP	3,997	0	3,997
Buy		2,000	10/2009	HSBC	21	0	21
Sell		31,963	10/2009	HSBC	0	(80)	(80)
Sell	JPY	29,354	10/2009	BNP	0	(10)	(10)

					$4,035	$(5,289)	$(1,254)

(o)	Fair Value Measurements +

The following is a summary of the fair valuations according to the inputs used as of September 30, 2009 in valuing the Fund's assets and liabilities:

Category ++	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 09/30/2009
Corporate Bonds & Notes	$0	$5,718,428	$61,614	$5,780,042
Foreign Currency-Denominated Issues	0	747,999	0	747,999
Other Investments +++	158,640	903,217	0	1,061,857

Investments, at value	$158,640	$7,369,644	$61,614	$7,589,898

Short Sales, at value	$0	$0	$0	$0

Financial Derivative Instruments ++++	$26,022	$17,976	$(89)	$43,909

Total	$184,662	$7,387,620	$61,525	$7,633,807

See Accompanying Notes	Semiannual Report	September 30, 2009	61

Schedule of Investments  High Yield Fund  (Cont.)

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ending September 30, 2009:

Category ++	Beginning Balance at 03/31/2009	Net Purchases/ (Sales)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)	Net Transfers In/ (Out) of Level 3	Ending Balance at 09/30/2009	Net Change in Unrealized Appreciation/ (Depreciation) on investments held at 09/30/2009
Corporate Bonds & Notes	$92,639	$(33,538)	$611	$(2,112)	$5,857	$(1,843)	$61,614	$3,501
Foreign Currency-Denominated Issues	3,367	0	5	0	3,144	(6,516)	0	0
Other Investments +++	6,813	(12,538)	0	(3,939)	9,664	0	0	0

Investments, at value	$102,819	$(46,076)	$616	$(6,051)	$18,665	$(8,359)	$61,614	$3,501

Financial Derivative Instruments ++++	$(1,576)	$0	$0	$0	$1,487	$0	$(89)	$1,487

Total	$101,243	$(46,076)	$616	$(6,051)	$20,152	$(8,359)	$61,525	$4,988

+	See note 2 in the Notes to Financial Statements for additional information.
++	Refer to the Schedule of Investments for additional information.
+++	Sum of all other categories each of which individually has an aggregate market value of less than 5% of net assets.
++++	Financial derivative instruments may include open futures contracts, swap contracts, written options, and foreign currency contracts.

(p)	Fair Value of Derivative Instruments ^

The following is a summary of the fair valuations of the Fund's derivative instruments categorized by risk exposure:

Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of September 30, 2009:

	Derivatives not accounted for as hedging instruments
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Other Contracts	Total
Assets:
Variation margin receivable ^^	$26,022	$0	$0	$0	$0	$26,022
Unrealized appreciation on foreign currency contracts	0	4,035	0	0	0	4,035
Unrealized appreciation on swap agreements	3,069	0	62,256	0	0	65,325

	$29,091	$4,035	$62,256	$0	$0	$95,382

Liabilities:
Written options outstanding	$2,770	$0	$0	$0	$0	$2,770
Unrealized depreciation on foreign currency contracts	0	5,289	0	0	0	5,289
Unrealized depreciation on swap agreements	15,518	0	27,896	0	0	43,414

	$18,288	$5,289	$27,896	$0	$0	$51,473

The Effect of Derivative Instruments on the Statement of Operations for the Six Months Ended September 30, 2009:

	Derivatives not accounted for as hedging instruments
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result from Operations:
Net realized gain on investments (purchased options)	$150,894	$0	$0	$0	$0	$150,894
Net realized gain (loss) on futures contracts, written options and swaps	28,055	0	(11,290)	2,090	0	18,855
Net realized (loss) on foreign currency transactions	0	(32,649)	0	0	0	(32,649)

	$178,949	$(32,649)	$(11,290)	$2,090	$0	$137,100

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result from Operations:
Net change in unrealized (depreciation) on investments (purchased options)	$(152,854)	$0	$0	$0	$0	$(152,854)
Net change in unrealized appreciation (depreciation) on futures contracts, written options and swaps	(7,397)	0	104,583	363	0	97,549
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	0	16,701	0	0	0	16,701

	$(160,251)	$16,701	$104,583	$363	$0	$(38,604)

^	See note 2 in the Notes to Financial Statements for additional information.
^^

The Fair Values of Derivative Instruments may include cumulative appreciation/depreciation of futures contracts as reported in the Notes to Schedule of Investments. Only current day's variation margin is reported within the Statement of Assets and Liabilities.

62	PIMCO Funds	Credit Bond Funds	See Accompanying Notes

Schedule of Investments Investment Grade Corporate Bond Fund	(Unaudited) September 30, 2009

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
BANK LOAN OBLIGATIONS 0.0%

Daimler Finance North America LLC
4.250% due 08/03/2012	$1,568	$1,511

Total Bank Loan Obligations (Cost $1,501)		1,511

CORPORATE BONDS & NOTES 88.5%

BANKING & FINANCE 37.2%

Abbey National PLC
7.950% due 10/26/2029	2,600	2,728

Allstate Corp.
7.200% due 12/01/2009	200	202

Allstate Life Global Funding Trusts
5.375% due 04/30/2013	1,200	1,279

American Express Bank FSB
0.324% due 07/13/2010	3,600	3,530
5.500% due 04/16/2013	12,100	12,785
5.550% due 10/17/2012	3,500	3,713

American Express Centurion Bank
0.306% due 03/23/2010	3,600	3,586
0.324% due 07/13/2010	8,500	8,422
0.401% due 11/16/2009	200	200
6.000% due 09/13/2017	20,000	20,722

American Express Co.
6.150% due 08/28/2017	300	316
6.800% due 09/01/2066	2,465	2,132
7.000% due 03/19/2018	3,000	3,306
7.250% due 05/20/2014	2,500	2,813
8.125% due 05/20/2019	20,000	23,695

American Express Credit Corp.
0.366% due 02/24/2012	5,250	5,030
0.439% due 12/02/2010	2,240	2,209
5.875% due 05/02/2013	1,700	1,805
7.300% due 08/20/2013	12,000	13,324

American General Finance Corp.
5.200% due 12/15/2011	2,600	2,098

American International Group, Inc.
4.950% due 03/20/2012	5,250	4,727
5.050% due 10/01/2015	700	519
5.450% due 05/18/2017	2,000	1,452
5.850% due 01/16/2018	22,920	16,619
6.250% due 05/01/2036	200	130
8.175% due 05/15/2058	1,000	608
8.250% due 08/15/2018	29,500	25,107

Anadarko Finance Co.
6.750% due 05/01/2011	2,900	3,083

ANZ National International Ltd.
6.200% due 07/19/2013	2,000	2,191

AvalonBay Communities, Inc.
5.700% due 03/15/2017	7,100	7,265

Bank of America Corp.
4.750% due 08/01/2015	200	198
5.375% due 09/11/2012	1,675	1,755
5.625% due 10/14/2016	2,000	2,024
5.650% due 05/01/2018	44,000	43,518
5.750% due 08/15/2016	500	493
5.750% due 12/01/2017	26,800	26,794
6.000% due 09/01/2017	9,800	9,931
6.500% due 08/01/2016	22,500	23,694
7.375% due 05/15/2014	17,700	19,721
7.625% due 06/01/2019	1,650	1,862

Bank of America N.A.
0.599% due 06/15/2017	5,170	4,317
1.059% due 05/12/2010	2,000	1,999

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Bank of Scotland PLC
0.374% due 12/08/2010	$10,000	$9,771
5.500% due 06/15/2012	2,000	2,111

Bank One Corp.
5.250% due 01/30/2013	100	106

Barclays Bank PLC
5.200% due 07/10/2014	10,800	11,425
5.926% due 09/29/2049	5,000	3,750
6.050% due 12/04/2017	13,000	13,104
6.750% due 05/22/2019	11,000	12,325
7.375% due 06/29/2049	5,000	4,450
7.434% due 09/29/2049	500	445
10.179% due 06/12/2021	5,790	7,624

BB&T Corp.
3.850% due 07/27/2012	10,670	11,016
6.500% due 08/01/2011	30	32

Bear Stearns Cos. LLC
0.809% due 11/21/2016	7,500	6,857
5.300% due 10/30/2015	12,400	13,110
5.350% due 02/01/2012	2,000	2,126
5.550% due 01/22/2017	1,000	1,013
5.700% due 11/15/2014	100	107
6.400% due 10/02/2017	20,000	21,792
6.950% due 08/10/2012	25,600	28,522
7.250% due 02/01/2018	38,750	44,325

Berkshire Hathaway Finance Corp.
5.400% due 05/15/2018	3,500	3,779

Block Financial LLC
7.875% due 01/15/2013	13,000	14,105

BNP Paribas
0.509% due 12/09/2016	4,000	3,916
0.780% due 06/04/2010	700	702
7.195% due 06/29/2049	2,225	1,958

Boston Properties LP
6.250% due 01/15/2013	2,800	2,910

C10 Capital SPV Ltd.
6.722% due 12/31/2049	400	317

Caelus Re Ltd.
6.611% due 06/07/2011	500	476

Canadian Oil Sands Ltd.
7.750% due 05/15/2019	38,225	44,328

Capital One Capital V
10.250% due 08/15/2039	4,000	4,431

Caterpillar Financial Services Corp.
5.450% due 04/15/2018	2,500	2,601
7.150% due 02/15/2019	4,000	4,646

CBA Capital Trust II
6.024% due 03/29/2049	600	499

CIT Group, Inc.
0.782% due 07/28/2011	3,400	2,384

Citigroup Funding, Inc.
0.755% due 10/22/2009	100	100
1.518% due 05/07/2010	100	100

Citigroup, Inc.
0.313% due 12/28/2009	21,900	21,870
0.439% due 03/07/2014	3,000	2,684
0.519% due 05/18/2011	9,000	8,782
0.579% due 05/18/2010	100	100
2.140% due 05/15/2018	600	530
5.000% due 09/15/2014	9,700	9,244
5.250% due 02/27/2012	5,000	5,139
5.300% due 10/17/2012	1,500	1,549
5.500% due 08/27/2012	9,000	9,278
5.500% due 04/11/2013	23,600	24,177
5.500% due 10/15/2014	9,500	9,501
5.625% due 08/27/2012	400	405

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.850% due 07/02/2013	$4,800	$4,892
5.875% due 05/29/2037	3,000	2,624
6.000% due 02/21/2012	1,190	1,237
6.000% due 08/15/2017	22,660	22,385
6.125% due 11/21/2017	32,225	32,045
6.125% due 05/15/2018	15,615	15,401
6.125% due 08/25/2036	600	516
6.375% due 08/12/2014	27,350	28,318
6.500% due 08/19/2013	20,800	21,861
8.125% due 07/15/2039	1,400	1,572
8.500% due 05/22/2019	21,000	23,745

ConocoPhillips Canada Funding Co. I
5.625% due 10/15/2016	300	329

Corp GEO SAB de C.V.
8.875% due 09/25/2014	10,000	10,550

Countrywide Capital III
8.050% due 06/15/2027	10,000	9,522

Countrywide Financial Corp.
4.500% due 06/15/2010	1,700	1,718
5.800% due 06/07/2012	1,000	1,056
6.250% due 05/15/2016	70	70

Credit Agricole S.A.
0.422% due 05/28/2010	9,600	9,562
6.637% due 05/29/2049	200	145
9.750% due 09/29/2049	1,700	1,764

Credit Suisse New York
6.000% due 02/15/2018	1,800	1,888

Credit Suisse USA, Inc.
6.125% due 11/15/2011	100	108

EnCana Holdings Finance Corp.
5.800% due 05/01/2014	9,300	10,078

FIA Card Services N.A.
7.125% due 11/15/2012	145	157

First Union Capital I
7.935% due 01/15/2027	6,000	6,012

First Union Institutional Capital II
7.850% due 01/01/2027	3,910	3,725

Ford Motor Credit Co. LLC
5.700% due 01/15/2010	6,200	6,199
7.000% due 10/01/2013	1,000	940
7.375% due 10/28/2009	6,250	6,252
7.800% due 06/01/2012	5,000	4,835
8.000% due 06/01/2014	5,000	4,811
8.000% due 12/15/2016	4,000	3,718
9.750% due 09/15/2010	2,695	2,755
9.875% due 08/10/2011	6,325	6,418
12.000% due 05/15/2015	500	552

General Electric Capital Corp.
0.510% due 08/15/2011	150	146
0.559% due 09/15/2014	2,600	2,301
0.748% due 01/08/2016	18,000	15,324
0.768% due 10/06/2015	1,700	1,456
0.933% due 02/01/2011	100	100
1.307% due 05/22/2013	400	375
5.625% due 05/01/2018	16,830	16,777
6.375% due 11/15/2067	3,140	2,602

GMAC LLC
6.625% due 05/15/2012	100	91
6.875% due 09/15/2011	50	47

Goldman Sachs Group, Inc.
0.651% due 02/06/2012	4,500	4,430
0.739% due 03/22/2016	34,769	32,843
0.882% due 09/29/2014	12,000	11,317
0.905% due 07/22/2015	10,000	9,320
1.010% due 01/12/2015	34,300	32,875
3.625% due 08/01/2012	8,000	8,220
5.125% due 01/15/2015	10,000	10,466

See Accompanying Notes	Semiannual Report	September 30, 2009	63

Schedule of Investments  Investment Grade Corporate Bond Fund  (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.250% due 10/15/2013	$4,600	$4,890
5.350% due 01/15/2016	1,100	1,138
5.450% due 11/01/2012	7,684	8,238
5.700% due 09/01/2012	1,500	1,620
5.950% due 01/18/2018	18,000	18,705
6.000% due 05/01/2014	1,000	1,089
6.150% due 04/01/2018	20,075	21,152
6.250% due 09/01/2017	39,800	42,160
6.600% due 01/15/2012	2,000	2,173
6.750% due 10/01/2037	3,700	3,831
6.875% due 01/15/2011	1,400	1,487
7.500% due 02/15/2019	13,075	14,979

HBOS Capital Funding LP
6.071% due 06/29/2049	800	464

HBOS PLC
5.375% due 11/29/2049	3,490	2,286
6.750% due 05/21/2018	14,582	13,025

HSBC Bank USA N.A.
6.000% due 08/09/2017	1,500	1,586
7.000% due 01/15/2039	13,800	16,173

HSBC Capital Funding LP
4.610% due 12/29/2049	11,430	8,985
9.547% due 12/29/2049	300	306

HSBC Finance Corp.
0.380% due 03/12/2010	100	100
0.649% due 09/14/2012	1,800	1,707
0.674% due 08/09/2011	2,000	1,942
0.714% due 05/10/2010	140	139
0.759% due 01/15/2014	3,000	2,764
6.750% due 05/15/2011	1,500	1,582

HSBC Holdings PLC
6.500% due 05/02/2036	700	761
6.500% due 09/15/2037	7,400	8,031
6.800% due 06/01/2038	3,800	4,278

Iberdrola Finance Ireland Ltd.
3.800% due 09/11/2014	3,600	3,655
5.000% due 09/11/2019	3,700	3,734

International Lease Finance Corp.
4.875% due 09/01/2010	150	141
5.350% due 03/01/2012	5,000	4,253
5.750% due 06/15/2011	2,000	1,823

JPMorgan Chase & Co.
0.410% due 06/25/2012	200	197
0.785% due 10/02/2009	500	500
4.750% due 03/01/2015	300	313
5.125% due 09/15/2014	100	104
5.250% due 05/01/2015	300	306
6.000% due 01/15/2018	27,600	29,672
6.300% due 04/23/2019	42,000	45,936
6.625% due 03/15/2012	350	382
7.900% due 04/29/2049	41,273	39,750

JPMorgan Chase Bank N.A.
0.630% due 06/13/2016	9,100	8,477
5.875% due 06/13/2016	3,100	3,253
6.000% due 10/01/2017	350	369

KeyBank N.A.
2.598% due 06/02/2010	400	398
5.800% due 07/01/2014	700	680

Lehman Brothers Holdings, Inc.
4.800% due 03/13/2014 (a)	300	52
6.625% due 01/18/2012 (a)	15,030	2,630
6.875% due 05/02/2018 (a)	3,403	621

Lloyds TSB Bank PLC
4.750% due 07/15/2011	9,000	9,079

Macquarie Group Ltd.
7.300% due 08/01/2014	18,200	19,458

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Marsh & McLennan Cos., Inc.
5.750% due 09/15/2015	$5,000	$5,279
9.250% due 04/15/2019	2,000	2,510

MBNA Corp.
7.500% due 03/15/2012	8,500	9,277

Merrill Lynch & Co., Inc.
0.544% due 06/05/2012	1,800	1,732
0.704% due 07/25/2011	105	102
2.709% due 05/12/2010	13,300	13,472
4.250% due 02/08/2010	100	101
5.000% due 02/03/2014	11,700	11,776
5.000% due 01/15/2015	10,300	10,415
5.450% due 02/05/2013	100	104
5.450% due 07/15/2014	17,500	18,243
5.700% due 05/02/2017	400	392
6.050% due 08/15/2012	8,500	9,073
6.150% due 04/25/2013	34,600	36,651
6.400% due 08/28/2017	13,000	13,187
6.500% due 07/15/2018	22,671	22,902
6.875% due 04/25/2018	42,600	44,875

MetLife, Inc.
5.000% due 06/15/2015	1,600	1,673

Metropolitan Life Global Funding I
0.480% due 05/17/2010	100	100
0.893% due 09/17/2010	1,500	1,497
2.202% due 06/10/2011	19,600	19,578
5.125% due 04/10/2013	3,910	4,059
5.125% due 06/10/2014	15,800	16,530

Mizuho Financial Group Cayman Ltd.
5.790% due 04/15/2014	150	159

Morgan Stanley
0.490% due 04/19/2012	10,000	9,716
0.760% due 01/18/2011	12,600	12,485
0.838% due 01/09/2014	41,600	38,746
0.960% due 10/18/2016	19,100	17,084
0.989% due 10/15/2015	14,500	13,283
2.550% due 05/14/2010	17,300	17,493
4.750% due 04/01/2014	4,700	4,672
5.375% due 10/15/2015	250	258
5.750% due 10/18/2016	5,400	5,490
5.950% due 12/28/2017	6,600	6,731
6.000% due 05/13/2014	1,400	1,493
6.000% due 04/28/2015	2,500	2,651
6.250% due 08/28/2017	30,110	31,391
6.625% due 04/01/2018	35,900	38,023
6.750% due 04/15/2011	7,700	8,213
7.300% due 05/13/2019	1,350	1,488

National Australia Bank Ltd.
0.914% due 02/08/2010	50	50
5.350% due 06/12/2013	12,200	13,021

National City Bank
0.387% due 06/18/2010	1,500	1,492
0.684% due 06/07/2017	2,600	2,088
6.200% due 12/15/2011	2,000	2,137

National City Bank of Kentucky
6.300% due 02/15/2011	1,000	1,042

National City Corp.
0.465% due 06/16/2010	1,000	995

Pacific Life Global Funding
5.150% due 04/15/2013	500	523

Pacific Life Insurance Co.
9.250% due 06/15/2039	1,800	2,070

Pearson Dollar Finance Two PLC
6.250% due 05/06/2018	2,000	2,117

Piper Jaffray Equipment Trust Securities
6.750% due 04/01/2011	735	695

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Preferred Term Securities XII Ltd.
0.843% due 03/24/2034	$93	$44

Principal Life Income Funding Trusts
5.300% due 04/24/2013	500	513

Prudential Financial, Inc.
6.000% due 12/01/2017	1,500	1,523

Rabobank Nederland NV
11.000% due 06/29/2049	37,955	46,625
11.000% due 12/31/2049	2,000	2,480

Regions Financial Corp.
0.453% due 06/26/2012	3,500	3,003

Royal Bank of Scotland Group PLC
4.875% due 08/25/2014	15,000	15,250
6.990% due 10/29/2049	14,000	7,289
7.648% due 08/29/2049	2,000	1,122
9.118% due 03/31/2049	480	444

RSHB Capital S.A. for OJSC Russian Agricultural Bank
6.299% due 05/15/2017	8,100	7,877
7.125% due 01/14/2014	1,900	1,978
7.175% due 05/16/2013	200	208
7.750% due 05/29/2018	5,000	5,167
7.750% due 05/29/2018	12,400	12,973
9.000% due 06/11/2014	15,100	16,619

Santander Perpetual S.A. Unipersonal
6.671% due 10/29/2049	11,500	10,130

Simon Property Group LP
5.450% due 03/15/2013	5,200	5,320
6.750% due 05/15/2014	13,200	14,176

SLM Corp.
0.664% due 07/26/2010	15,000	14,252
0.734% due 10/25/2011	3,500	2,936
4.500% due 07/26/2010	3,000	2,916
5.000% due 10/01/2013	1,000	797
8.450% due 06/15/2018	9,205	7,354

SMFG Preferred Capital USD 3 Ltd.
9.500% due 07/29/2049	1,500	1,666

State Street Bank and Trust Co.
0.514% due 12/08/2015	7,500	6,959

State Street Capital Trust III
8.250% due 03/15/2042	2,400	2,351

Sumitomo Mitsui Banking Corp.
5.625% due 07/29/2049	300	286

TransCapitalInvest Ltd. for OJSC AK Transneft
5.670% due 03/05/2014	5,500	5,356
8.700% due 08/07/2018	31,800	35,457
8.700% due 08/07/2018	3,600	3,935

UBS AG
1.212% due 06/19/2010	600	593
1.392% due 05/05/2010	800	802
1.532% due 09/29/2011	7,000	6,984
5.750% due 04/25/2018	4,000	4,072
5.875% due 12/20/2017	35,000	35,886

UBS Preferred Funding Trust V
6.243% due 05/29/2049	5,800	4,420

USB Capital IX
6.189% due 10/29/2049	975	758

Ventas Realty LP
6.500% due 06/01/2016	1,400	1,365

Wachovia Bank N.A.
0.629% due 03/15/2016	13,500	12,043
5.000% due 08/15/2015	300	290
7.800% due 08/18/2010	30	32

Wachovia Capital Trust V
7.965% due 06/01/2027	1,300	1,090

64	PIMCO Funds	Credit Bond Funds	See Accompanying Notes

(Unaudited) September 30, 2009

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Wachovia Corp.
0.511% due 03/01/2012	$4,000	$3,913
0.569% due 06/15/2017	15,100	13,026
0.633% due 04/23/2012	44,400	43,481
0.639% due 10/15/2011	5,100	5,030
5.500% due 05/01/2013	26,500	28,386
5.700% due 08/01/2013	100	107
5.750% due 06/15/2017	500	529
5.750% due 02/01/2018	1,048	1,111

WEA Finance LLC
5.750% due 09/02/2015	12,300	12,397
6.750% due 09/02/2019	10,000	10,136

Wells Fargo & Co.
0.610% due 01/12/2011	600	599
0.702% due 10/28/2015	8,000	7,319
4.375% due 01/31/2013	2,500	2,584
5.625% due 12/11/2017	17,200	18,096

Wells Fargo Bank N.A.
0.650% due 05/16/2016	3,800	3,286
4.750% due 02/09/2015	5,840	5,930
5.950% due 08/26/2036	400	407
6.450% due 02/01/2011	5,930	6,248

Wells Fargo Capital XIII
7.700% due 12/29/2049	41,540	36,763

Wells Fargo Capital XV
9.750% due 12/31/2049	5,000	5,225

Xstrata Finance Canada Ltd.
5.800% due 11/15/2016	300	295

		2,433,591

INDUSTRIALS 36.5%

AGL Capital Corp.
5.250% due 08/15/2019	6,500	6,684

Allied Waste North America, Inc.
6.500% due 11/15/2010	300	310

Altria Group, Inc.
7.750% due 02/06/2014	23,545	26,870
9.250% due 08/06/2019	34,200	41,862
9.700% due 11/10/2018	3,000	3,732

American Airlines Pass-Through Trust 2001-02
6.978% due 10/01/2012	44	43
7.858% due 10/01/2011	5,050	5,044

American Airlines Pass-Through Trust 2009-1A
10.375% due 07/02/2019	24,150	26,414

American Stores Co.
8.000% due 06/01/2026	250	226

American Tower Corp.
7.250% due 05/15/2019	4,000	4,130

Amgen, Inc.
5.850% due 06/01/2017	6,500	7,162

Anadarko Petroleum Corp.
6.950% due 06/15/2019	8,755	9,778
8.700% due 03/15/2019	27,450	32,876

Anglo American Capital PLC
9.375% due 04/08/2014	22,910	26,715

ARAMARK Corp.
5.000% due 06/01/2012	2,500	2,375

Barrick Gold Corp.
6.950% due 04/01/2019	39,510	46,352

Beckman Coulter, Inc.
6.875% due 11/15/2011	30	32

BHP Billiton Finance USA Ltd.
6.500% due 04/01/2019	57,100	66,368

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Black & Decker Corp.
8.950% due 04/15/2014	$4,000	$4,707

Bunge Ltd. Finance Corp.
8.500% due 06/15/2019	5,400	6,236

Burlington Northern Santa Fe Corp.
7.000% due 02/01/2014	3,840	4,397

Canadian National Railway Co.
4.400% due 03/15/2013	80	84
5.550% due 05/15/2018	500	549

Canadian Natural Resources Ltd.
5.450% due 10/01/2012	100	107

Cardinal Health, Inc.
0.865% due 10/02/2009	200	200
5.500% due 06/15/2013	5,000	5,248

CareFusion Corp.
4.125% due 08/01/2012	3,100	3,185

Cenovus Energy, Inc.
5.700% due 10/15/2019	5,000	5,138

CenterPoint Energy Resources Corp.
7.875% due 04/01/2013	150	169

Centex Corp.
5.250% due 06/15/2015	4,000	3,970

Chesapeake Energy Corp.
6.625% due 01/15/2016	2,500	2,375
6.875% due 01/15/2016	1,500	1,429
7.250% due 12/15/2018	3,645	3,463
9.500% due 02/15/2015	7,000	7,402

CODELCO, Inc.
6.150% due 10/24/2036	100	104
7.500% due 01/15/2019	6,200	7,516

Colorado Interstate Gas Co.
6.800% due 11/15/2015	491	549

Comcast Cable Communications Holdings, Inc.
8.375% due 03/15/2013	13,730	15,961

Comcast Cable Communications LLC
8.875% due 05/01/2017	35	43

Comcast Corp.
5.875% due 02/15/2018	28,600	30,533
5.900% due 03/15/2016	4,300	4,628
6.500% due 01/15/2017	6,000	6,597

Concho Resources, Inc.
8.625% due 10/01/2017	5,000	5,150

Continental Airlines, Inc.
6.503% due 12/15/2012	100	96
9.000% due 07/08/2016	7,700	8,186

COX Enterprises, Inc.
7.875% due 09/15/2010	4,930	5,159

CSC Holdings, Inc.
6.750% due 04/15/2012	2,200	2,277
7.625% due 04/01/2011	600	626

CSN Islands XI Corp.
6.875% due 09/21/2019	5,000	5,073

CSX Corp.
5.300% due 02/15/2014	250	263
6.250% due 03/15/2018	5,370	5,833

Daimler Finance North America LLC
5.750% due 09/08/2011	2,000	2,102
5.875% due 03/15/2011	3,050	3,166
6.500% due 11/15/2013	4,300	4,638
7.300% due 01/15/2012	100	108

DCP Midstream LLC
5.375% due 10/15/2015	100	98

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Delta Air Lines, Inc.
6.417% due 07/02/2012	$12,800	$11,776
6.619% due 09/18/2012	77	75
7.379% due 11/18/2011	23	23
7.570% due 11/18/2010	8,983	8,893

Devon Energy Corp.
5.625% due 01/15/2014	12,500	13,456
6.300% due 01/15/2019	19,500	21,552

Devon Financing Corp. ULC
6.875% due 09/30/2011	4,000	4,355

Diamond Offshore Drilling, Inc.
5.875% due 05/01/2019	11,500	12,407

DirecTV Holdings LLC
5.875% due 10/01/2019	4,500	4,494
8.375% due 03/15/2013	21,000	21,630

Discovery Communications LLC
5.625% due 08/15/2019	700	720

Dow Chemical Co.
4.850% due 08/15/2012	31,480	32,763
5.900% due 02/15/2015	12,000	12,334
6.000% due 10/01/2012	15,400	16,418
7.600% due 05/15/2014	14,800	16,395
8.550% due 05/15/2019	13,500	15,201

DR Horton, Inc.
5.625% due 09/15/2014	1,500	1,455
5.625% due 01/15/2016	2,500	2,350
6.500% due 04/15/2016	5,000	4,944

El Paso Natural Gas Co.
5.950% due 04/15/2017	5,445	5,654
8.375% due 06/15/2032	17,070	20,584
8.625% due 01/15/2022	3,000	3,661

Enbridge Energy Partners LP
5.875% due 12/15/2016	1,200	1,253
6.500% due 04/15/2018	7,000	7,555

EnCana Corp.
4.750% due 10/15/2013	100	105
5.900% due 12/01/2017	18,500	19,794
6.500% due 05/15/2019	37,550	41,774

Energy Transfer Partners LP
5.950% due 02/01/2015	6,600	6,939
6.000% due 07/01/2013	3,330	3,533
6.125% due 02/15/2017	6,000	6,257
6.700% due 07/01/2018	4,500	4,823
8.500% due 04/15/2014	8,080	9,349
9.000% due 04/15/2019	16,750	20,173
9.700% due 03/15/2019	30,000	37,194

Enterprise Products Operating LLC
4.600% due 08/01/2012	1,000	1,037
5.000% due 03/01/2015	200	206
6.300% due 09/15/2017	5,572	6,011
6.500% due 01/31/2019	13,000	14,219

Express Scripts, Inc.
5.250% due 06/15/2012	14,300	15,191
6.250% due 06/15/2014	5,400	5,943
7.250% due 06/15/2019	5,800	6,824

Florida Gas Transmission Co. LLC
7.000% due 07/17/2012	2,800	3,050
7.900% due 05/15/2019	65,109	77,805

Freeport-McMoRan Copper & Gold, Inc.
8.375% due 04/01/2017	500	533

Freeport-McMoRan Corp.
8.750% due 06/01/2011	200	213
9.500% due 06/01/2031	200	228

Gaz Capital S.A.
6.212% due 11/22/2016	1,000	970
7.288% due 08/16/2037	2,000	1,880

See Accompanying Notes	Semiannual Report	September 30, 2009	65

Schedule of Investments  Investment Grade Corporate Bond Fund  (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
7.510% due 07/31/2013	$5,000	$5,311
8.125% due 07/31/2014	26,900	28,918
8.625% due 04/28/2034	13,200	14,515
9.250% due 04/23/2019	7,000	7,814

Gazprom International S.A.
7.201% due 02/01/2020	8,218	8,587

General Electric Co.
5.250% due 12/06/2017	38,500	39,576

General Mills, Inc.
5.700% due 02/15/2017	200	218

Georgia-Pacific LLC
8.125% due 05/15/2011	7,181	7,486
8.250% due 05/01/2016	1,970	2,054

GTL Trade Finance, Inc.
7.250% due 10/20/2017	4,350	4,611
7.250% due 10/20/2017	20,900	22,154

HCA, Inc.
8.500% due 04/15/2019	5,500	5,775
9.125% due 11/15/2014	3,200	3,312
9.250% due 11/15/2016	11,400	11,813
9.625% due 11/15/2016 (c)	3,300	3,440
9.875% due 02/15/2017	2,500	2,662

Historic TW, Inc.
9.125% due 01/15/2013	5,100	5,927

Hospira, Inc.
6.050% due 03/30/2017	100	105
6.400% due 05/15/2015	8,100	9,018

Humana, Inc.
6.450% due 06/01/2016	5,200	5,254
7.200% due 06/15/2018	10,000	10,137

Hutchison Whampoa International 03/13 Ltd.
6.500% due 02/13/2013	140	152

International Business Machines Corp.
8.375% due 11/01/2019	30	40

KB Home
5.750% due 02/01/2014	3,000	2,895
6.250% due 06/15/2015	2,500	2,400

Kern River Funding Corp.
4.893% due 04/30/2018	55	58

Kinder Morgan Energy Partners LP
5.000% due 12/15/2013	200	209
5.625% due 02/15/2015	14,390	15,468
5.800% due 03/01/2021	21,200	21,581
5.950% due 02/15/2018	27,347	28,655
6.000% due 02/01/2017	5,200	5,445
6.500% due 09/01/2039	5,500	5,614
6.850% due 02/15/2020	6,100	6,675
7.125% due 03/15/2012	5,178	5,659
9.000% due 02/01/2019	30,030	36,446

Kraft Foods, Inc.
6.500% due 08/11/2017	300	325

Kroger Co.
5.500% due 02/01/2013	200	213

L-3 Communications Corp.
5.200% due 10/15/2019 (b)	10,000	9,964

Lorillard Tobacco Co.
8.125% due 06/23/2019	1,000	1,137

Ltd Brands, Inc.
5.250% due 11/01/2014	2,500	2,323

Magellan Midstream Partners LP
6.400% due 07/15/2018	3,900	4,279
6.550% due 07/15/2019	9,500	10,576

Masco Corp.
5.875% due 07/15/2012	5,000	5,012

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

MGM Mirage
13.000% due 11/15/2013	$4,700	$5,405

Midcontinent Express Pipeline LLC
5.450% due 09/15/2014	19,900	20,135
6.700% due 09/15/2019	4,800	4,945

Monsanto Co.
5.125% due 04/15/2018	1,000	1,063

Morgan Stanley Bank AG for OAO Gazprom
9.625% due 03/01/2013	6,000	6,749

Motorola, Inc.
5.375% due 11/15/2012	5,000	5,067

Nalco Co.
7.750% due 11/15/2011	2,000	2,010

Newell Rubbermaid, Inc.
5.500% due 04/15/2013	10,000	10,296

Newmont Mining Corp.
5.125% due 10/01/2019	4,600	4,607

Northwest Pipeline GP
5.950% due 04/15/2017	200	214

Nucor Corp.
5.850% due 06/01/2018	1,000	1,097

Owens-Brockway Glass Container, Inc.
8.250% due 05/15/2013	2,000	2,055

Pemex Project Funding Master Trust
5.750% due 03/01/2018	16,800	16,695

Petrobras International Finance Co.
7.875% due 03/15/2019	56,900	65,933

Petroleos Mexicanos
4.875% due 03/15/2015	500	496
8.000% due 05/03/2019	42,100	48,289

Pfizer, Inc.
6.200% due 03/15/2019	39,600	44,716

Philip Morris International, Inc.
5.650% due 05/16/2018	1,550	1,653

Plains All American Pipeline LP
6.125% due 01/15/2017	1,400	1,456

Potash Corp. of Saskatchewan, Inc.
5.250% due 05/15/2014	43,335	46,940
6.500% due 05/15/2019	2,600	2,920

Pride International, Inc.
7.375% due 07/15/2014	4,000	4,120
8.500% due 06/15/2019	12,900	14,254

Principal Financial Group, Inc.
8.875% due 05/15/2019	10,000	12,002

Pulte Homes, Inc.
6.250% due 02/15/2013	13,000	13,260

Reynolds American, Inc.
7.250% due 06/01/2013	2,050	2,233
7.750% due 06/01/2018	100	109

Rio Tinto Finance USA Ltd.
5.875% due 07/15/2013	3,000	3,236
6.500% due 07/15/2018	2,100	2,263
8.950% due 05/01/2014	18,800	22,213
9.000% due 05/01/2019	27,200	33,455

Roche Holdings, Inc.
6.000% due 03/01/2019	32,300	36,020

Rockies Express Pipeline LLC
6.250% due 07/15/2013	39,745	43,006
6.850% due 07/15/2018	29,200	32,700

Rogers Communications, Inc.
5.500% due 03/15/2014	13,176	14,123
6.375% due 03/01/2014	6,000	6,631

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.750% due 03/15/2015	$8,040	$9,049
6.800% due 08/15/2018	3,800	4,273
7.250% due 12/15/2012	5,000	5,656

RR Donnelley & Sons Co.
6.125% due 01/15/2017	7,000	6,612

Ryder System, Inc.
6.000% due 03/01/2013	3,000	3,158

Ryland Group, Inc.
8.400% due 05/15/2017	1,000	1,078

Safeway, Inc.
5.800% due 08/15/2012	500	542

SBA Telecommunications, Inc.
8.250% due 08/15/2019	500	518

Southeast Supply Header LLC
4.850% due 08/15/2014	16,400	16,723

Southern Natural Gas Co.
5.900% due 04/01/2017	6,800	7,039

Southwest Airlines Co.
10.500% due 12/15/2011	8,000	8,638

Spectra Energy Capital LLC
5.650% due 03/01/2020	5,000	5,136

Starwood Hotels & Resorts Worldwide, Inc.
6.250% due 02/15/2013	2,500	2,475

Steel Dynamics, Inc.
6.750% due 04/01/2015	1,500	1,444
8.250% due 04/15/2016	7,000	7,070

Suncor Energy, Inc.
6.100% due 06/01/2018	5,900	6,178

Systems 2001 Asset Trust LLC
6.664% due 09/15/2013	41	41

Target Corp.
6.000% due 01/15/2018	1,000	1,128

Teck Resources Ltd.
9.750% due 05/15/2014	500	552
10.250% due 05/15/2016	8,850	10,045
10.750% due 05/15/2019	6,550	7,647

Tennessee Gas Pipeline Co.
7.000% due 10/15/2028	400	428
7.500% due 04/01/2017	800	901
8.000% due 02/01/2016	12,900	14,706
8.375% due 06/15/2032	1,400	1,688

Time Warner Cable, Inc.
5.850% due 05/01/2017	16,590	17,523
6.750% due 07/01/2018	750	831
7.500% due 04/01/2014	16,000	18,372
8.250% due 02/14/2014	500	583
8.250% due 04/01/2019	6,000	7,267
8.750% due 02/14/2019	7,750	9,566

Time Warner, Inc.
5.500% due 11/15/2011	300	319
6.750% due 04/15/2011	25	27

Toll Brothers Finance Corp.
6.750% due 11/01/2019	2,500	2,497
8.910% due 10/15/2017	2,000	2,272

TransCanada Pipelines Ltd.
7.125% due 01/15/2019	10,500	12,413

Transcontinental Gas Pipe Line Co. LLC
8.875% due 07/15/2012	30	35

Transocean, Inc.
6.000% due 03/15/2018	33,696	36,065

Union Pacific Corp.
5.125% due 02/15/2014	1,950	2,095
7.875% due 01/15/2019	8,500	10,557

66	PIMCO Funds	Credit Bond Funds	See Accompanying Notes

(Unaudited) September 30, 2009

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

United Airlines, Inc.
10.125% due 03/22/2015 (a)	$73	$22

UnitedHealth Group, Inc.
0.472% due 06/21/2010	1,000	996
6.000% due 06/15/2017	1,800	1,882
6.000% due 02/15/2018	11,400	11,999

Vale Overseas Ltd.
6.250% due 01/11/2016	2,200	2,438
6.250% due 01/23/2017	19,800	21,302
6.875% due 11/21/2036	1,200	1,248
8.250% due 01/17/2034	1,700	2,034

Walt Disney Co.
6.375% due 03/01/2012	100	110

WellPoint, Inc.
4.250% due 12/15/2009	100	101
6.000% due 02/15/2014	2,000	2,156
7.000% due 02/15/2019	5,200	5,922

Weyerhaeuser Co.
6.750% due 03/15/2012	4,400	4,587
7.375% due 03/15/2032	5,000	4,450
7.375% due 10/01/2019 (b)	30,800	30,778

Williams Cos., Inc.
6.375% due 10/01/2010	19,800	20,334
7.125% due 09/01/2011	1,000	1,061
7.875% due 09/01/2021	7,100	7,697
8.125% due 03/15/2012	8,200	8,919
8.750% due 01/15/2020	32,685	37,652

Wind Acquisition Finance S.A.
11.750% due 07/15/2017	5,000	5,663

Windstream Corp.
8.125% due 08/01/2013	2,000	2,065

Wynn Las Vegas LLC
6.625% due 12/01/2014	2,000	1,940

XTO Energy, Inc.
4.900% due 02/01/2014	27,500	28,566
5.500% due 06/15/2018	6,850	7,081
5.750% due 12/15/2013	4,000	4,326
6.250% due 08/01/2017	33,600	36,332
6.500% due 12/15/2018	5,700	6,304
7.500% due 04/15/2012	2,900	3,217

Yum! Brands, Inc.
8.875% due 04/15/2011	140	153

		2,388,998

UTILITIES 14.8%

Appalachian Power Co.
5.000% due 06/01/2017	4,000	4,005
5.650% due 08/15/2012	300	322
7.950% due 01/15/2020	33,920	41,331

AT&T Corp.
7.300% due 11/15/2011	447	495

AT&T Mobility LLC
6.500% due 12/15/2011	50	55

AT&T, Inc.
5.600% due 05/15/2018	3,000	3,161
5.800% due 02/15/2019	25,000	26,807

Axtel SAB de C.V.
9.000% due 09/22/2019	4,500	4,590

BellSouth Corp.
5.200% due 09/15/2014	300	325
5.200% due 12/15/2016	100	105

British Telecommunications PLC
5.150% due 01/15/2013	4,000	4,171
5.950% due 01/15/2018	1,000	1,015
9.125% due 12/15/2010	100	108

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Bruce Mansfield Unit
6.850% due 06/01/2034	$99	$98

Centrais Eletricas Brasileiras S.A.
6.875% due 07/30/2019	20,050	21,754

CenturyTel, Inc.
8.375% due 10/15/2010	100	106

CMS Energy Corp.
1.459% due 01/15/2013	2,000	1,810

Consolidated Edison Co. of New York, Inc.
5.850% due 04/01/2018	1,800	1,966
6.650% due 04/01/2019	20,000	23,157
7.125% due 12/01/2018	11,500	13,668

Constellation Energy Group, Inc.
7.000% due 04/01/2012	100	108

Consumers Energy Co.
5.000% due 02/15/2012	100	105
5.375% due 04/15/2013	100	108
6.875% due 03/01/2018	3,534	4,041

Deutsche Telekom International Finance BV
4.875% due 07/08/2014	6,900	7,253
5.875% due 08/20/2013	24,633	26,837
6.000% due 07/08/2019	12,000	12,888
6.750% due 08/20/2018	25,128	28,190
8.500% due 06/15/2010	330	346

Dominion Resources, Inc.
5.700% due 09/17/2012	1,000	1,093
6.400% due 06/15/2018	5,950	6,674

Duke Energy Carolinas LLC
5.750% due 11/15/2013	5,000	5,530

Duke Energy Corp.
5.050% due 09/15/2019	12,000	12,159
6.250% due 06/15/2018	6,000	6,599
6.300% due 02/01/2014	10,000	11,075

EDF S.A.
5.500% due 01/26/2014	20,000	21,972
6.500% due 01/26/2019	18,500	21,241

Embarq Corp.
6.738% due 06/01/2013	2,500	2,714
7.082% due 06/01/2016	2,000	2,176

Enel Finance International S.A.
5.125% due 10/07/2019 (b)	10,000	9,956
6.000% due 10/07/2039 (b)	5,000	4,973

Entergy Gulf States Louisiana LLC
5.590% due 10/01/2024 (b)	4,000	4,001

Entergy Gulf States, Inc.
4.875% due 11/01/2011	100	100

Entergy Louisiana LLC
5.560% due 09/01/2015	50	51

Entergy Texas, Inc.
7.125% due 02/01/2019	4,300	4,826

FPL Group Capital, Inc.
5.350% due 06/15/2013	400	432

Illinois Power Co.
9.750% due 11/15/2018	688	865

Indiana Michigan Power Co.
7.000% due 03/15/2019	10,700	12,356

Indianapolis Power & Light Co.
6.300% due 07/01/2013	150	162

Ipalco Enterprises, Inc.
7.250% due 04/01/2016	150	151

Kentucky Power Co.
6.000% due 09/15/2017	200	212

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Metropolitan Edison Co.
7.700% due 01/15/2019	$4,500	$5,326

MidAmerican Energy Holdings Co.
3.150% due 07/15/2012	6,000	6,079

New Cingular Wireless Services, Inc.
7.875% due 03/01/2011	7,900	8,578

NGPL PipeCo. LLC
6.514% due 12/15/2012	28,742	31,561
7.119% due 12/15/2017	68,520	76,807

Oncor Electric Delivery Co.
6.375% due 05/01/2012	5,400	5,868
6.375% due 01/15/2015	4,000	4,440
6.800% due 09/01/2018	16,300	18,792

Pacific Gas & Electric Co.
5.625% due 11/30/2017	500	550
8.250% due 10/15/2018	24,750	31,510

Pennsylvania Electric Co.
5.200% due 04/01/2020	20,000	19,984

PG&E Corp.
5.750% due 04/01/2014	37,400	40,884

Progress Energy, Inc.
0.959% due 01/15/2010	5,000	4,992
6.850% due 04/15/2012	200	218
7.100% due 03/01/2011	94	100

PSEG Power LLC
5.320% due 09/15/2016	20,456	21,005
6.950% due 06/01/2012	2,100	2,307

Public Service Co. of Oklahoma
6.150% due 08/01/2016	150	160

Public Service Electric & Gas Co.
5.300% due 05/01/2018	300	322

Qwest Communications International, Inc.
7.250% due 02/15/2011	200	204

Qwest Corp.
3.549% due 06/15/2013	100	94
6.500% due 06/01/2017	200	189
7.875% due 09/01/2011	550	570

Ras Laffan Liquefied Natural Gas Co. Ltd. II
5.298% due 09/30/2020	10,200	10,257

Ras Laffan Liquefied Natural Gas Co. Ltd. III
5.500% due 09/30/2014	1,250	1,334
5.832% due 09/30/2016	10,000	10,411
5.832% due 09/30/2016	5,755	5,996
6.750% due 09/30/2019	2,400	2,704

RRI Energy, Inc.
6.750% due 12/15/2014	2,000	2,065

Southern California Edison Co.
5.000% due 01/15/2014	200	215

Sprint Capital Corp.
8.375% due 03/15/2012	5,000	5,188

Sprint Nextel Corp.
0.683% due 06/28/2010	1,200	1,166

Telecom Italia Capital S.A.
0.963% due 02/01/2011	10,000	9,917
1.120% due 07/18/2011	4,400	4,368
4.000% due 01/15/2010	1,700	1,712
4.950% due 09/30/2014	2,900	3,005
5.250% due 11/15/2013	4,300	4,528
5.250% due 10/01/2015	15,000	15,553
6.175% due 06/18/2014	29,900	32,474
6.200% due 07/18/2011	3,000	3,197
6.999% due 06/04/2018	11,000	12,179
7.175% due 06/18/2019	5,000	5,591

See Accompanying Notes	Semiannual Report	September 30, 2009	67

Schedule of Investments  Investment Grade Corporate Bond Fund  (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Telefonica Emisiones SAU
4.949% due 01/15/2015	$1,800	$1,912
5.855% due 02/04/2013	15,000	16,352
5.984% due 06/20/2011	1,634	1,742
6.221% due 07/03/2017	12,600	13,934
6.421% due 06/20/2016	10,775	12,120

TELUS Corp.
8.000% due 06/01/2011	30	33

Verizon Communications, Inc.
6.100% due 04/15/2018	25,700	27,810
6.350% due 04/01/2019	19,200	21,246
8.750% due 11/01/2018	15,800	19,776

Verizon New England, Inc.
6.500% due 09/15/2011	200	215

Verizon Wireless Capital LLC
5.550% due 02/01/2014	58,675	63,482

Virginia Electric and Power Co.
5.400% due 01/15/2016	500	533
5.400% due 04/30/2018	1,700	1,823

Vodafone Group PLC
4.150% due 06/10/2014	6,000	6,169
5.625% due 02/27/2017	11,000	11,678
7.750% due 02/15/2010	30	31

		969,499

Total Corporate Bonds & Notes (Cost $5,331,986)		5,792,088

MUNICIPAL BONDS & NOTES 1.9%

Bexar County, Texas General Obligation Bonds, Series 2009
6.628% due 06/15/2039	10,000	10,470

California State General Obligation Bonds, Series 2009
6.000% due 04/01/2038	9,000	9,880
7.500% due 04/01/2034	7,200	7,916
7.550% due 04/01/2039	2,000	2,226

California State General Obligation Notes, Series 2009
5.250% due 04/01/2014	3,000	3,119
5.450% due 04/01/2015	14,000	14,647
5.950% due 04/01/2016	5,000	5,277

Chicago, Illinois Metropolitan Water Reclamation District General Obligation Bonds, Series 2009
5.720% due 12/01/2038	2,300	2,497

Colorado State Metro Wastewater Reclamation District Revenue Bonds, Series 2009
5.775% due 04/01/2029	7,500	7,860

Dallas, Texas Convention Center Hotel Development Corp. Revenue Bonds, Series 2009
7.088% due 01/01/2042	18,000	18,891

Hamilton County, Ohio Revenue Bonds, Series 2009
6.500% due 12/01/2034	2,500	2,637

Louisiana State Revenue Bonds, Series 2009
3.000% due 05/01/2043	3,000	3,015

Miami-Dade County, Florida Revenue Bonds, (FSA Insured), Series 2008
5.000% due 10/01/2041	2,100	2,133

Phoenix, Arizona Civic Improvement Corp. Revenue Bonds, Series 2008
5.000% due 07/01/2038	2,300	2,404

Riverside, California Revenue Bonds, Series 2009
7.000% due 08/01/2029	2,000	2,111

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

San Francisco, California City & County Airports Commission Revenue Bonds, (NPFGC Insured), Series 2002
5.000% due 05/01/2032	$1,500	$1,518

Spokane County, Washington Revenue Bonds, Series 2009
6.474% due 12/01/2029	2,000	2,072

Stockton, California Public Financing Authority Revenue Bonds, Series 2009
7.942% due 10/01/2038	12,500	12,910

Texas State General Obligation Bonds, Series 2009
6.072% due 10/01/2029	10,000	10,490

West Contra Costa, California Unified School District General Obligation Bonds, Series 2009
8.460% due 08/01/2034	6,000	6,255

Total Municipal Bonds & Notes (Cost $121,223)		128,328

U.S. GOVERNMENT AGENCIES 3.6%

Fannie Mae
4.500% due 10/01/2039	30,000	30,384
5.500% due 10/01/2035 - 11/01/2039	187,514	195,824
5.500% due 12/01/2036 - 05/01/2038 (h)	5,564	5,831

Freddie Mac
5.500% due 11/01/2039	3,200	3,339

Total U.S. Government Agencies (Cost $234,252)		235,378

U.S. TREASURY OBLIGATIONS 4.1%

U.S. Treasury Bonds
3.500% due 02/15/2039 (h)	53,000	48,048
4.250% due 05/15/2039 (h)	3,800	3,933
4.500% due 08/15/2039 (g)	194,500	209,817

U.S. Treasury Notes
0.875% due 04/30/2011 (h)	4,624	4,639

Total U.S. Treasury Obligations (Cost $261,565)		266,437

MORTGAGE-BACKED SECURITIES 0.2%

Banc of America Commercial Mortgage, Inc.
5.492% due 02/10/2051	110	90
5.935% due 02/10/2051	1,000	892

Bear Stearns Alt-A Trust
5.135% due 11/25/2034	314	271

Citigroup Commercial Mortgage Trust
5.431% due 10/15/2049	1,300	1,178
5.888% due 12/10/2049	91	79

Citigroup/Deutsche Bank Commercial Mortgage Trust
5.617% due 10/15/2048	200	185
5.886% due 11/15/2044	100	94

Countrywide Alternative Loan Trust
6.000% due 01/25/2037	147	97

Credit Suisse Mortgage Capital Certificates
5.467% due 09/15/2039	100	85

GS Mortgage Securities Corp. II
5.560% due 11/10/2039	2,500	2,204

JPMorgan Chase Commercial Mortgage Securities Corp.
5.440% due 06/12/2047	2,500	2,155

LB-UBS Commercial Mortgage Trust
5.424% due 02/15/2040	200	168

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Merrill Lynch Countrywide Commercial Mortgage Trust
5.172% due 12/12/2049		$2,000	$1,690
5.700% due 09/12/2049		100	79

Merrill Lynch Mortgage Investors, Inc.
5.001% due 05/25/2033		59	56

Morgan Stanley Capital I
5.569% due 12/15/2044		1,000	828

Structured Adjustable Rate Mortgage Loan Trust
3.623% due 03/25/2034		89	75

Wells Fargo Mortgage-Backed Securities Trust
4.572% due 12/25/2033		538	521
4.719% due 07/25/2034		302	297

Total Mortgage-Backed Securities (Cost $10,381)			11,044

ASSET-BACKED SECURITIES 0.7%

Bank of America Auto Trust
1.160% due 02/15/2012		9,200	9,208

Chase Issuance Trust
1.799% due 09/15/2015		11,500	11,832

Ford Credit Auto Owner Trust
1.663% due 06/15/2012		800	808
1.863% due 05/15/2012		2,000	2,022

MBNA Credit Card Master Note Trust
0.283% due 05/15/2013		500	496

SLM Student Loan Trust
2.004% due 04/25/2023		20,125	20,925

Total Asset-Backed Securities (Cost $43,903)			45,291

SOVEREIGN ISSUES 1.4%

Brazil Government International Bond
6.000% due 01/17/2017		2,000	2,174
7.875% due 03/07/2015		1,500	1,776

Croatia Government International Bond
1.750% due 07/30/2010		7	7

Export-Import Bank of Korea
5.875% due 01/14/2015		38,100	40,267
8.125% due 01/21/2014		7,100	8,142

Korea Development Bank
8.000% due 01/23/2014		2,000	2,288

Mexico Government International Bond
5.950% due 03/19/2019 (g)		35,500	37,453

South Africa Government International Bond
7.375% due 04/25/2012		90	99

Total Sovereign Issues (Cost $87,368)			92,206

FOREIGN CURRENCY-DENOMINATED ISSUES 2.6%

American International Group, Inc.
4.000% due 09/20/2011	EUR	2,000	2,766
4.375% due 04/26/2016		2,000	2,186
4.875% due 03/15/2067		1,700	1,132
4.900% due 06/02/2014	CAD	2,000	1,460
5.750% due 03/15/2067	GBP	600	441
8.000% due 05/22/2038	EUR	2,000	1,610
8.625% due 05/22/2038	GBP	1,000	887

Barclays Bank PLC
14.000% due 11/29/2049		16,400	34,073

68	PIMCO Funds	Credit Bond Funds	See Accompanying Notes

(Unaudited) September 30, 2009

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Brazil Government International Bond
10.250% due 01/10/2028	BRL	8,900	$4,848

Caisse Nationale des Caisses d'Epargne et de Prevoyance
5.250% due 07/29/2049	EUR	4,600	4,510

CIT Group, Inc.
4.250% due 09/22/2011		8,000	7,551
5.000% due 05/13/2014		2,000	1,771
5.500% due 12/01/2014	GBP	670	637

Citigroup, Inc.
0.903% due 06/28/2013	EUR	1,800	2,441
1.083% due 02/09/2016		1,000	1,282

Credit Logement S.A.
4.604% due 03/29/2049		300	362

Fortis Bank S.A.
6.500% due 09/29/2049		9,000	12,512

General Electric Capital Corp.
5.500% due 09/15/2067		10,000	11,487
6.500% due 09/15/2067	GBP	500	639

Goldman Sachs Group, Inc.
1.193% due 02/04/2013	EUR	1,700	2,378
1.258% due 01/30/2017		1,100	1,443

HSBC Holdings PLC
5.375% due 12/20/2012		60	94

Intesa Sanpaolo SpA
8.047% due 06/29/2049		6,200	8,891

JPMorgan Chase & Co.
0.993% due 09/26/2013		500	702

Lehman Brothers Holdings, Inc.
1.150% due 10/26/2010 (a)	JPY	800,000	1,292

Merrill Lynch & Co., Inc.
1.328% due 09/14/2018	EUR	4,000	4,487

Morgan Stanley
0.654% due 02/23/2012	CAD	7,400	6,601
1.134% due 11/29/2013	EUR	1,000	1,345
1.299% due 05/02/2014		2,000	2,676

MUFG Capital Finance 5 Ltd.
6.299% due 01/29/2049	GBP	710	936

Rabobank Nederland NV
0.776% due 09/20/2017	EUR	7,000	9,640

RBS Capital Trust A
6.467% due 12/29/2049		325	288

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Rogers Cable, Inc.
7.250% due 12/15/2011	CAD	50	$51

Santander Perpetual S.A. Unipersonal
4.375% due 12/29/2049	EUR	1,000	1,251

SLM Corp.
0.973% due 12/15/2010		1,500	1,998
1.277% due 04/26/2011		1,279	1,628

Societe Generale
9.375% due 12/31/2049		4,000	6,149

Wachovia Corp.
0.999% due 08/01/2011		2,400	3,406

Wind Acquisition Finance S.A.
11.750% due 07/15/2017		13,100	21,327

Total Foreign Currency-Denominated Issues (Cost $136,080)			169,178

		SHARES
CONVERTIBLE PREFERRED SECURITIES 0.2%

American International Group, Inc.
8.500% due 08/01/2011		15,100	174

Wells Fargo & Co.
7.500% due 12/31/2049		15,500	13,842

Total Convertible Preferred Securities (Cost $10,581)			14,016

PREFERRED STOCKS 0.0%

SLM Corp.
0.573% due 03/15/2017		21,400	263

Total Preferred Stocks (Cost $241)			263

		PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 2.7%

CERTIFICATES OF DEPOSIT 0.1%

Bank of Ireland
0.286% due 02/26/2010		$1,100	1,089

UBS AG
1.240% due 07/01/2010		3,900	3,899

			4,988

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
REPURCHASE AGREEMENTS 0.1%

JPMorgan Chase Bank N.A.
0.030% due 10/01/2009	$3,000	$3,000
(Dated 09/30/2009. Collateralized by U.S. Treasury Notes 3.125% due 08/31/2013 valued at $3,061. Repurchase proceeds are $3,000.)

State Street Bank and Trust Co.
0.010% due 10/01/2009	1,400	1,400
(Dated 09/30/2009. Collateralized by U.S. Treasury Bills 0.000% due 12/10/2009 valued at $1,430. Repurchase proceeds are $1,400.)

		4,400

U.S. CASH MANAGEMENT BILLS 0.0%
0.195% due 04/01/2010 (h)	940	939

U.S. TREASURY BILLS 0.0%
0.213% due 02/25/2010 - 03/25/2010 (d)(f)(h)	2,201	2,199

	SHARES
SHORT-TERM FLOATING NAV PORTFOLIO (e) 2.5%
	16,112,075	161,330

Total Short-Term Instruments (Cost $173,860)		173,856

PURCHASED OPTIONS (j) 0.0%
(Cost $371)		62

Total Investments 105.9% (Cost $6,413,312)		$6,929,658

Written Options (k) (0.1%) (Premiums $10,552)		(4,767)

Other Assets and Liabilities (Net) (5.8%)		(384,238)

Net Assets 100.0%		$6,540,653

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Security is in default.
(b)	When-Issued security.
(c)	Payment in-kind bond security.
(d)	Coupon represents a weighted average rate.
(e)	Affiliated to the Fund.
(f)	Securities with an aggregate market value of $1,798 have been pledged as collateral for swap and swaption contracts on September 30, 2009.
(g)	The average amount of borrowings while outstanding during the period ended September 30, 2009 was $78,450 at a weighted average interest rate of 0.147%. On September 30, 2009, securities valued at $203,312 were pledged as collateral for reverse repurchase agreements.

See Accompanying Notes	Semiannual Report	September 30, 2009	69

Schedule of Investments  Investment Grade Corporate Bond Fund  (Cont.)

(h)	Securities with an aggregate market value of $11,346 and cash of $7,015 have been pledged as collateral for the following open futures contracts on September 30, 2009:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation
90-Day Euribor June Futures	Long	06/2011	19	$0
90-Day Eurodollar December Futures	Long	12/2010	12,595	10,742
U.S. Treasury 30-Year Bond December Futures	Long	12/2009	1,095	1,434
United Kingdom 90-Day LIBOR Sterling Interest Rate September Futures	Long	09/2010	207	17

				$12,193

(i)	Swap agreements outstanding on September 30, 2009:

Credit Default Swaps on Corporate, Sovereign, and U.S. Municipal Issues - Buy Protection (1)
Reference Entity	Counterparty	Fixed Deal (Pay) Rate	Maturity Date	Implied Credit Spread at September 30, 2009 (3)		Notional Amount (4)	Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Abbey National PLC	BNP	(1.000)%	12/20/2018	1.130%		$1,600	$16	$0	$16
Altria Group, Inc.	BNP	(1.300)%	12/20/2018	1.180%		3,000	(29)	0	(29)
American Electric Power Co., Inc.	BCLY	(0.793)%	06/20/2019	0.516%		36,000	(835)	0	(835)
Black & Decker Corp.	BCLY	(2.250)%	06/20/2014	1.132%		4,000	(199)	0	(199)
Block Financial LLC	BOA	(1.550)%	03/20/2013	0.416%		10,000	(388)	0	(388)
Block Financial LLC	CSFB	(1.110)%	03/20/2013	0.416%		3,000	(71)	0	(71)
Cardinal Health, Inc.	BOA	(0.580)%	06/20/2013	0.386%		5,000	(36)	0	(36)
Centex Corp.	BOA	(1.000)%	06/20/2015	0.722%		4,000	(59)	133	(192)
Centex Corp.	DUB	(1.000)%	03/20/2013	0.561%		13,000	(196)	(22)	(174)
CenturyTel, Inc.	JPM	(0.355)%	06/20/2010	0.109%		100	0	0	0
CSX Corp.	BCLY	(1.440)%	03/20/2018	0.560%		5,370	(352)	0	(352)
CSX Corp.	BNP	(1.000)%	03/20/2014	0.455%		250	(6)	3	(9)
Daimler Finance N.A. LLC	GSC	(3.200)%	06/20/2011	0.698%		8,050	(353)	0	(353)
Dominion Resources, Inc.	BOA	(0.780)%	06/20/2018	0.485%		5,950	(135)	0	(135)
Dow Chemical Co.	CITI	(1.000)%	06/20/2019	1.724%		2,500	138	226	(88)
DR Horton, Inc.	BNP	(1.000)%	03/20/2016	1.709%		2,500	98	229	(131)
DR Horton, Inc.	BNP	(1.000)%	06/20/2016	1.714%		5,000	205	328	(123)
DR Horton, Inc.	GSC	(1.000)%	09/20/2014	1.664%		1,500	44	81	(37)
Embarq Corp.	DUB	(1.000)%	06/20/2013	0.493%		2,500	(47)	(6)	(41)
Embarq Corp.	DUB	(1.000)%	06/20/2016	0.623%		2,000	(47)	(32)	(15)
Freeport-McMoRan Corp.	GSC	(0.520)%	09/20/2011	0.393%		200	(1)	0	(1)
Humana, Inc.	BOA	(1.440)%	06/20/2018	2.555%		10,000	737	0	737
KB Home	BNP	(1.000)%	06/20/2015	2.255%		2,500	154	232	(78)
KB Home	DUB	(1.000)%	03/20/2014	2.177%		3,000	142	249	(107)
Ltd Brands, Inc.	BNP	(1.000)%	12/20/2014	2.584%		2,500	180	193	(13)
Marsh & McLennan Cos., Inc.	BOA	(0.900)%	06/20/2019	0.490%		2,000	(69)	0	(69)
Marsh & McLennan Cos., Inc.	CITI	(1.000)%	09/20/2015	0.445%		5,000	(155)	(141)	(14)
Masco Corp.	BCLY	(1.000)%	09/20/2012	(1.000%	)	5,000	113	113	0
Morgan Stanley	BCLY	(4.000)%	03/20/2014	1.390%		2,600	(284)	0	(284)
Motorola, Inc.	JPM	(1.000)%	12/20/2012	1.146%		5,000	21	252	(231)
Newell Rubbermaid, Inc.	BOA	(0.660)%	06/20/2013	1.374%		10,000	250	0	250
Pearson Dollar Finance PLC	BCLY	(0.770)%	06/20/2018	0.581%		2,000	(29)	0	(29)
RR Donnelley & Sons Co.	BOA	(1.850)%	03/20/2017	2.415%		7,000	238	0	238
Ryder System, Inc.	CITI	(3.060)%	03/20/2013	1.001%		3,000	(208)	0	(208)
Ryland Group, Inc.	BCLY	(1.000)%	06/20/2017	1.572%		550	21	40	(19)
Ryland Group, Inc.	RBS	(1.000)%	06/20/2017	1.572%		500	18	37	(19)
Toll Brothers Finance Corp.	GSC	(1.000)%	12/20/2017	1.322%		2,100	46	55	(9)

							$(1,078)	$1,970	$(3,048)

Credit Default Swaps on Corporate, Sovereign, and U.S. Municipal Issues - Sell Protection (2)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at September 30, 2009 (3)	Notional Amount (4)	Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
American Express Co.	JPM	2.750%	03/20/2014	1.278%	$3,000	$186	$0	$186
American International Group, Inc.	BOA	5.000%	09/20/2011	8.199%	4,000	(221)	(200)	(21)
American International Group, Inc.	CITI	1.550%	03/20/2013	8.112%	1,000	(184)	0	(184)
American International Group, Inc.	DUB	0.890%	12/20/2012	8.126%	100	(19)	0	(19)
American International Group, Inc.	DUB	0.900%	12/20/2012	8.126%	300	(58)	0	(58)
American International Group, Inc.	JPM	2.062%	03/20/2013	8.112%	1,000	(169)	0	(169)
American International Group, Inc.	UBS	5.000%	09/20/2014	7.808%	1,000	(102)	(140)	38
Berkshire Hathaway Finance Corp.	DUB	1.230%	12/20/2013	1.401%	5,000	(32)	0	(32)
Brazil Government International Bond	BCLY	2.300%	12/20/2009	0.574%	20,000	207	0	207
Brazil Government International Bond	CSFB	3.350%	12/20/2009	0.574%	25,000	391	0	391
Brazil Government International Bond	DUB	3.050%	12/20/2009	0.574%	15,000	212	0	212
Canadian Natural Resources Ltd.	DUB	5.000%	06/20/2014	1.126%	7,000	1,204	370	834

70	PIMCO Funds	Credit Bond Funds	See Accompanying Notes

(Unaudited) September 30, 2009

Credit Default Swaps on Corporate, Sovereign, and U.S. Municipal Issues - Sell Protection (2) (Cont.)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at September 30, 2009 (3)	Notional Amount (4)	Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
CEMEX SAB de C.V.	CSFB	5.250%	09/20/2010	6.109%	$5,000	$(29)	$0	$(29)
Chesapeake Energy Corp.	BOA	5.000%	09/20/2014	5.624%	4,000	(94)	(320)	226
Chesapeake Energy Corp.	CITI	5.000%	09/20/2014	5.624%	7,300	(171)	(447)	276
Chesapeake Energy Corp.	DUB	5.000%	09/20/2014	5.624%	2,500	(59)	(200)	141
Chesapeake Energy Corp.	GSC	5.000%	09/20/2014	5.624%	5,000	(117)	(175)	58
Chesapeake Energy Corp.	GSC	5.000%	12/20/2014	5.000%	5,000	(149)	(156)	7
Citigroup, Inc.	BOA	5.000%	09/20/2014	2.028%	17,000	2,266	402	1,864
Citigroup, Inc.	MSC	0.280%	09/20/2012	1.844%	700	(31)	0	(31)
Comcast Corp.	BCLY	1.610%	12/20/2013	1.042%	7,000	162	0	162
Dominion Resources, Inc.	CITI	0.670%	06/20/2015	0.456%	100	1	0	1
El Paso Corp.	BOA	5.000%	09/20/2014	6.009%	3,000	(113)	(247)	134
El Paso Corp.	CITI	5.000%	09/20/2014	6.009%	4,000	(152)	(160)	8
El Paso Corp.	DUB	5.000%	09/20/2014	6.009%	2,500	(94)	(212)	118
El Paso Corp.	GSC	5.000%	09/20/2014	6.009%	10,000	(379)	(775)	396
Ford Motor Credit Co. LLC	DUB	4.700%	09/20/2011	4.991%	300	(1)	0	(1)
Ford Motor Credit Co. LLC	JPM	5.600%	06/20/2010	4.273%	100	1	0	1
Ford Motor Credit Co. LLC	JPM	2.650%	03/20/2012	5.168%	5,000	(279)	0	(279)
Freeport-McMoRan Copper & Gold, Inc.	CITI	1.000%	06/20/2012	1.640%	300	(5)	0	(5)
General Electric Capital Corp.	BCLY	0.630%	12/20/2012	1.959%	600	(24)	0	(24)
General Electric Capital Corp.	BCLY	4.450%	12/20/2013	2.021%	4,000	380	0	380
General Electric Capital Corp.	BCLY	5.000%	06/20/2014	1.972%	12,500	1,628	(1,000)	2,628
General Electric Capital Corp.	BNP	4.750%	12/20/2013	2.021%	1,500	160	0	160
General Electric Capital Corp.	BNP	3.900%	03/20/2014	2.029%	10,000	769	0	769
General Electric Capital Corp.	BOA	5.000%	06/20/2012	1.858%	3,700	309	70	239
General Electric Capital Corp.	BOA	7.000%	06/20/2013	1.994%	4,800	840	0	840
General Electric Capital Corp.	BOA	5.000%	09/20/2014	1.978%	8,000	1,086	922	164
General Electric Capital Corp.	CITI	1.310%	03/20/2013	1.977%	1,000	(21)	0	(21)
General Electric Capital Corp.	CITI	6.950%	03/20/2013	1.977%	2,425	396	0	396
General Electric Capital Corp.	CITI	4.200%	03/20/2014	2.029%	10,000	891	0	891
General Electric Capital Corp.	CITI	5.000%	06/20/2014	1.972%	25,000	3,257	1,085	2,172
General Electric Capital Corp.	CITI	5.000%	09/20/2014	1.978%	5,000	678	178	500
General Electric Capital Corp.	DUB	1.070%	12/20/2012	1.959%	4,000	(107)	0	(107)
General Electric Capital Corp.	DUB	4.750%	12/20/2013	2.021%	2,000	213	0	213
General Electric Capital Corp.	DUB	5.000%	09/20/2014	1.978%	22,000	2,985	2,068	917
General Electric Capital Corp.	GSC	5.700%	12/20/2013	2.021%	5,000	718	0	718
General Electric Capital Corp.	GSC	5.000%	09/20/2014	1.978%	4,000	543	160	383
General Electric Capital Corp.	JPM	5.000%	09/20/2014	1.978%	23,300	3,162	1,363	1,799
General Electric Capital Corp.	MLP	0.300%	06/20/2010	1.471%	200	(2)	0	(2)
General Electric Capital Corp.	MSC	5.000%	06/20/2014	1.972%	12,500	1,628	(1,000)	2,628
GMAC, Inc.	JPM	1.840%	06/20/2012	6.513%	500	(55)	0	(55)
Goldman Sachs Group, Inc.	BNP	1.000%	09/20/2011	0.929%	11,700	19	(126)	145
Goldman Sachs Group, Inc.	BOA	1.000%	03/20/2011	0.884%	3,500	7	(19)	26
International Game Technology	CSFB	0.350%	03/20/2010	0.794%	200	0	0	0
JSC Gazprom	UBS	4.450%	09/27/2010	1.424%	2,000	94	0	94
MetLife, Inc.	DUB	2.073%	03/20/2013	2.196%	1,000	(3)	0	(3)
MetLife, Inc.	DUB	5.000%	06/20/2014	2.251%	9,000	1,055	(90)	1,145
MetLife, Inc.	DUB	5.000%	09/20/2014	2.270%	5,000	608	463	145
MetLife, Inc.	DUB	5.000%	09/20/2019	2.343%	9,200	1,814	1,118	696
MetLife, Inc.	JPM	5.000%	06/20/2014	2.251%	6,000	703	(36)	739
MetLife, Inc.	JPM	5.000%	09/20/2014	2.270%	15,000	1,823	1,353	470
Mexico Government International Bond	DUB	2.300%	12/20/2009	0.914%	12,500	120	0	120
Mexico Government International Bond	DUB	2.400%	12/20/2009	0.914%	8,500	86	0	86
Mexico Government International Bond	DUB	2.950%	12/20/2009	0.914%	4,000	51	0	51
Mexico Government International Bond	HSBC	1.690%	09/20/2014	1.459%	19,000	211	0	211
Mexico Government International Bond	JPM	3.030%	12/20/2009	0.914%	9,000	119	0	119
Mexico Government International Bond	JPM	0.840%	09/20/2010	0.932%	11,000	(7)	0	(7)
Mexico Government International Bond	UBS	1.000%	12/20/2010	1.019%	3,000	0	(4)	4
Pacific Gas & Electric Co.	BCLY	3.650%	03/20/2014	1.062%	8,000	876	0	876
Republic of Korea Government Bond	BCLY	3.350%	12/20/2009	0.673%	5,000	35	0	35
Republic of Korea Government Bond	JPM	3.430%	12/20/2009	0.673%	6,000	43	0	43
Republic of Korea Government Bond	JPM	3.800%	12/20/2009	0.673%	5,000	40	0	40
Republic of Korea Government Bond	RBS	3.650%	12/20/2009	0.673%	2,000	15	0	15
Republic of Korea Government Bond	UBS	3.850%	12/20/2009	0.673%	9,000	74	0	74
Rio Tinto Finance USA Ltd.	RBS	5.300%	12/20/2013	1.072%	5,000	851	0	851
Russia Government International Bond	BCLY	1.000%	09/20/2010	0.845%	29,100	55	0	55
Russia Government International Bond	DUB	1.012%	09/20/2010	0.845%	15,000	30	0	30
SLM Corp.	BCLY	5.000%	12/20/2013	8.728%	4,000	(460)	(690)	230
SLM Corp.	BCLY	5.000%	03/20/2014	8.714%	5,000	(596)	(525)	(71)
SLM Corp.	BOA	5.000%	12/20/2010	9.802%	3,500	(184)	(359)	175
SLM Corp.	BOA	5.000%	06/20/2011	9.191%	4,000	(249)	(190)	(59)
SLM Corp.	BOA	5.000%	09/20/2011	9.000%	21,700	(1,453)	(1,487)	34
SLM Corp.	BOA	5.000%	12/20/2012	8.791%	3,000	(286)	(165)	(121)

See Accompanying Notes	Semiannual Report	September 30, 2009	71

Schedule of Investments  Investment Grade Corporate Bond Fund  (Cont.)

Credit Default Swaps on Corporate, Sovereign, and U.S. Municipal Issues - Sell Protection (2) (Cont.)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at September 30, 2009 (3)	Notional Amount (4)	Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
SLM Corp.	CITI	5.000%	09/20/2011	9.000%	$8,000	$(536)	$(360)	$(176)
SLM Corp.	CITI	5.000%	12/20/2013	8.728%	10,000	(1,150)	(1,050)	(100)
SLM Corp.	DUB	5.000%	03/20/2010	10.112%	3,700	(82)	(139)	57
SLM Corp.	JPM	5.000%	09/20/2011	9.000%	8,000	(536)	(960)	424
SLM Corp.	MSC	5.000%	09/20/2011	9.000%	3,000	(201)	(180)	(21)
Transocean, Inc.	BCLY	2.900%	12/20/2013	0.698%	3,000	269	0	269
Vale Overseas Ltd.	MSC	0.700%	12/20/2011	0.928%	500	(2)	0	(2)
Wells Fargo & Co.	BCLY	1.000%	03/20/2013	0.777%	1,000	7	(21)	28
Wells Fargo & Co.	DUB	1.000%	09/20/2013	0.790%	5,000	41	(126)	167
Wells Fargo & Co.	MSC	1.000%	03/20/2013	0.777%	500	5	(11)	16

						$24,912	$(2,018)	$26,930

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, U.S. municipal issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	1-Year BRL-CDI	10.835%	01/02/2012	BCLY	BRL	900	$(3)	$1	$(4)
Pay	1-Year BRL-CDI	10.835%	01/02/2012	GSC		318,000	(793)	426	(1,219)
Pay	1-Year BRL-CDI	10.990%	01/02/2012	GSC		200,000	(538)	300	(838)
Pay	1-Year BRL-CDI	10.990%	01/02/2012	MLP		200,000	(538)	328	(866)
Pay	1-Year BRL-CDI	11.140%	01/02/2012	GSC		250,000	187	499	(312)
Pay	1-Year BRL-CDI	11.650%	01/02/2012	HSBC		87,400	524	(33)	557
Pay	1-Year BRL-CDI	11.670%	01/02/2012	GSC		200,000	1,300	0	1,300
Pay	3-Month AUD Bank Bill	6.500%	06/15/2012	GSC	AUD	500,500	1,481	564	917
Pay	3-Month AUD Bank Bill	6.500%	06/15/2012	RBC		275,500	815	186	629
Pay	3-Month AUD Bank Bill	6.500%	06/15/2012	RBS		79,500	236	84	152
Pay	3-Month USD-LIBOR	3.450%	08/05/2011	RBS		$8,000	368	303	65
Pay	3-Month USD-LIBOR	3.000%	12/16/2011	BCLY		14,300	414	333	81
Pay	3-Month USD-LIBOR	4.000%	12/16/2014	JPM		300	17	10	7
Pay	6-Month EUR-LIBOR	5.000%	09/17/2010	BCLY	EUR	8,000	442	(85)	527
Pay	6-Month EUR-LIBOR	4.000%	03/18/2014	GSC		5,700	603	(94)	697
Pay	6-Month EUR-LIBOR	4.000%	03/18/2014	JPM		44,000	4,649	265	4,384
Pay	6-Month GBP-LIBOR	5.000%	09/15/2010	RBS	GBP	300	18	(10)	28
Pay	6-Month GBP-LIBOR	5.000%	03/18/2014	BCLY		49,000	6,279	(105)	6,384
Pay	6-Month GBP-LIBOR	5.000%	03/18/2014	GSC		45,300	5,804	573	5,231
Pay	28-Day MXN TIIE	8.170%	11/04/2016	GSC	MXN	5,800	8	9	(1)
Pay	28-Day MXN TIIE	8.660%	01/31/2019	BCLY		243,800	672	200	472
Pay	28-Day MXN TIIE	8.660%	01/31/2019	JPM		19,100	54	17	37
Pay	28-Day MXN TIIE	8.300%	02/07/2019	BCLY		383,900	429	263	166
Pay	28-Day MXN TIIE	8.300%	02/07/2019	BOA		85,000	93	40	53
Pay	28-Day MXN TIIE	8.300%	02/07/2019	JPM		100,300	110	83	27
Pay	28-Day MXN TIIE	8.300%	02/07/2019	MSC		63,100	69	53	16

							$22,700	$4,210	$18,490

(j)	Purchased options outstanding on September 30, 2009:

Foreign Currency Options
Description	Exercise Price		Expiration Date	Notional Amount		Cost	Market Value

Call - OTC EUR versus USD		$1.375	05/21/2010	EUR	200	$10	$22
Put - OTC EUR versus USD		1.375	05/21/2010		200	10	5
Call - OTC EUR versus USD		1.372	06/03/2010		100	5	12
Put - OTC EUR versus USD		1.372	06/03/2010		100	5	2
Call - OTC USD versus JPY	JPY	106.000	03/31/2010		$18,300	341	21

						$371	$62

72	PIMCO Funds	Credit Bond Funds	See Accompanying Notes

(Unaudited) September 30, 2009

(k)	Written options outstanding on September 30, 2009:

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premium	Market Value
Put - OTC 10-Year Interest Rate Swap	BCLY	6-Month EUR-LIBOR	Pay	10.000%	07/01/2014	EUR	19,800	$139	$94
Put - OTC 7-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Pay	4.000%	11/23/2009		$1,000	10	1
Put - OTC 5-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Pay	5.500%	08/31/2010		5,000	45	22
Put - OTC 5-Year Interest Rate Swap	CITI	3-Month USD-LIBOR	Pay	3.750%	11/23/2009		202,000	1,762	110
Put - OTC 7-Year Interest Rate Swap	CITI	3-Month USD-LIBOR	Pay	4.000%	11/23/2009		145,000	1,534	196
Put - OTC 5-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	5.500%	08/31/2010		42,000	449	180
Call - OTC 10-Year Interest Rate Swap	MLP	3-Month USD-LIBOR	Receive	3.000%	11/23/2009		1,000	7	3
Put - OTC 5-Year Interest Rate Swap	MLP	3-Month USD-LIBOR	Pay	3.750%	11/23/2009		54,000	541	29
Put - OTC 5-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Pay	3.750%	11/23/2009		19,000	182	10
Put - OTC 5-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	3.420%	11/23/2009		15,000	142	24
Put - OTC 5-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	5.500%	08/31/2010		151,000	1,582	649
Put - OTC 7-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	6.000%	08/31/2010		50,000	396	232
Put - OTC 10-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	6.000%	08/31/2010		234,000	2,320	1,572

								$9,109	$3,122

Credit Default Swaptions
Description	Counterparty		Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount		Premium	Market Value
Call - OTC CDX.IG-12 5-Year Index	DUB		Buy	1.100%	12/21/2009		$109,000	$469	$607
Call - OTC CDX.IG-12 5-Year Index	MSC		Buy	1.100%	12/21/2009		149,900	649	833

								$1,118	$1,440

Foreign Currency Options
Description	Exercise Price		Expiration Date	Notional Amount	Premium	Market Value
Put - OTC USD versus JPY	JPY	80.000	03/31/2010	$18,300	$325	$205

Transactions in written call and put options for the period ended September 30, 2009:

	# of Contracts	Notional Amount in $	Notional Amount in EUR		Premium
Balance at 03/31/2009	664	$457,989	EUR	25,800	$5,267
Sales	1,808	1,581,900		19,800	12,739
Closing Buys	(2,428)	(843,689)		(25,800)	(7,429)
Expirations	(44)	0		0	(25)
Exercised	0	0		0	0

Balance at 09/30/2009	0	$1,196,200	EUR	19,800	$10,552

(l)	Foreign currency contracts outstanding on September 30, 2009:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	AUD	16,500	10/2009	CITI	$220	$0	$220
Buy		168	10/2009	JPM	2	0	2
Buy		168	10/2009	RBS	8	0	8
Buy	BRL	928	10/2009	BCLY	24	0	24
Buy		86,336	10/2009	JPM	5,908	0	5,908
Sell		87,264	10/2009	RBC	0	(1,297)	(1,297)
Buy		87,264	02/2010	RBC	1,284	0	1,284
Buy	CAD	28,699	10/2009	CITI	273	0	273
Sell		1,565	10/2009	RBS	12	0	12
Buy		17,466	10/2009	UBS	0	(59)	(59)
Sell		35,653	10/2009	UBS	0	(88)	(88)
Buy	CLP	27,495	11/2009	CITI	3	0	3
Buy	CNY	92,325	03/2010	BOA	0	(232)	(232)
Sell	EUR	27,721	10/2009	BCLY	0	(774)	(774)
Sell		29,937	10/2009	BNP	0	(938)	(938)
Sell		11,546	10/2009	BOA	0	(56)	(56)
Sell		3,057	10/2009	MSC	0	(102)	(102)

See Accompanying Notes	Semiannual Report	September 30, 2009	73

Schedule of Investments  Investment Grade Corporate Bond Fund  (Cont.)

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	EUR	1,981	10/2009	RBC	$0	$(31)	$(31)
Buy		9,655	10/2009	RBS	0	(45)	(45)
Sell		3,203	10/2009	RBS	0	(21)	(21)
Sell		12,014	10/2009	UBS	85	0	85
Sell	GBP	48,063	10/2009	BNP	3,454	0	3,454
Buy	IDR	167,587,750	09/2010	RBS	0	(248)	(248)
Sell	JPY	879,302	10/2009	BNP	0	(293)	(293)
Buy		1,123,482	10/2009	BOA	217	0	217
Buy	KRW	18,595,500	11/2009	JPM	1,074	0	1,074
Buy		1,588,028	11/2009	RBS	48	0	48
Buy		19,440,000	02/2010	DUB	264	0	264
Sell	MXN	4,110	11/2009	BCLY	5	0	5
Sell		657	11/2009	BOA	0	0	0
Buy		195,404	11/2009	CITI	0	(114)	(114)
Sell		2,881	11/2009	CITI	0	(19)	(19)
Buy		865	11/2009	HSBC	0	0	0
Buy		40,983	11/2009	JPM	2	(26)	(24)
Sell		2,073	11/2009	JPM	2	0	2
Buy		192,585	11/2009	UBS	0	(141)	(141)
Buy	SGD	21,422	11/2009	CITI	502	0	502
Buy		24,043	11/2009	JPM	62	0	62
Buy	TWD	384	11/2009	BCLY	0	0	0
Buy		185	11/2009	CITI	0	0	0
Buy	ZAR	153	11/2009	BCLY	4	0	4

					$13,453	$(4,484)	$8,969

(m)	Fair Value Measurements +

The following is a summary of the fair valuations according to the inputs used as of September 30, 2009 in valuing the Fund's assets and liabilities:

Category ++	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 09/30/2009
Corporate Bonds & Notes	$14,929	$5,766,500	$10,659	$5,792,088
Other Investments +++	175,346	962,224	0	1,137,570

Investments, at value	$190,275	$6,728,724	$10,659	$6,929,658

Financial Derivative Instruments ++++	$12,200	$48,007	$(1,440)	$58,767

Total	$202,475	$6,776,731	$9,219	$6,988,425

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ending September 30, 2009:

Category ++	Beginning Balance at 03/31/2009	Net Purchases/ (Sales)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)	Net Transfers In/ (Out) of Level 3	Ending Balance at 09/30/2009	Net Change in Unrealized Appreciation/ (Depreciation) on investments held at 09/30/2009
Corporate Bonds & Notes	$0	$10,648	$1	$0	$10	$0	$10,659	$10

Financial Derivative Instruments ++++	$0	$(1,118)	$0	$0	$(322)	$0	$(1,440)	$(322)

Total	$0	$9,530	$1	$0	$(312)	$0	$9,219	$(312)

+	See note 2 in the Notes to Financial Statements for additional information.
++	Refer to the Schedule of Investments for additional information.
+++	Sum of all other categories each of which individually has an aggregate market value of less than 5% of net assets.
++++	Financial derivative instruments may include open futures contracts, swap contracts, written options, and foreign currency contracts.

74	PIMCO Funds	Credit Bond Funds	See Accompanying Notes

(Unaudited) September 30, 2009

(n)	Fair Value of Derivative Instruments ^

The following is a summary of the fair valuations of the Fund's derivative instruments categorized by risk exposure:

Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of September 30, 2009:

	Derivatives not accounted for as hedging instruments
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Other Contracts	Total
Assets:
Investments, at value (purchased options)	$0	$62	$0	$0	$0	$62
Variation margin receivable ^^	12,193	0	0	0	0	12,193
Unrealized appreciation on foreign currency contracts	0	13,453	0	0	0	13,453
Unrealized appreciation on swap agreements	21,730	0	29,768	0	0	51,498

	$33,923	$13,515	$29,768	$0	$0	$77,206

Liabilities:
Written options outstanding	$3,122	$205	$1,440	$0	$0	$4,767
Unrealized depreciation on foreign currency contracts	0	4,484	0	0	0	4,484
Unrealized depreciation on swap agreements	3,240	0	5,886	0	0	9,126

	$6,362	$4,689	$7,326	$0	$0	$18,377

The Effect of Derivative Instruments on the Statement of Operations for the Six Months Ended September 30, 2009:

	Derivatives not accounted for as hedging instruments
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result from Operations:
Net realized gain on investments (purchased options)	$2,623	$0	$0	$0	$0	$2,623
Net realized gain on futures contracts, written options and swaps	8,166	0	6,858	0	0	15,024
Net realized (loss) on foreign currency transactions	0	(14,132)	0	0	0	(14,132)

	$10,789	$(14,132)	$6,858	$0	$0	$3,515

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result from Operations:
Net change in unrealized (depreciation) on investments (purchased options)	$(2,602)	$(356)	$0	$0	$0	$(2,958)
Net change in unrealized appreciation on futures contracts, written options and swaps	1,256	86	23,322	0	0	24,664
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	0	13,735	0	0	0	13,735

	$(1,346)	$13,465	$23,322	$0	$0	$35,441

^	See note 2 in the Notes to Financial Statements for additional information.
^^

The Fair Values of Derivative Instruments may include cumulative appreciation/depreciation of futures contracts as reported in the Notes to Schedule of Investments. Only current day's variation margin is reported within the Statement of Assets and Liabilities.

See Accompanying Notes	Semiannual Report	September 30, 2009	75

Schedule of Investments  Long-Term Credit Fund

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CORPORATE BONDS & NOTES 85.5%

BANKING & FINANCE 29.8%

Abbey National PLC
7.950% due 10/26/2029	$5,800	$6,085

ABX Financing Co.
6.350% due 10/15/2036	1,800	2,021

American Express Co.
8.150% due 03/19/2038	12,512	15,316

American International Group, Inc.
0.392% due 03/20/2012	3,000	2,524
5.850% due 01/16/2018	2,380	1,726
6.250% due 05/01/2036	4,280	2,782

Anadarko Finance Co.
7.500% due 05/01/2031	5,500	6,102

Bank of America Corp.
5.750% due 12/01/2017	500	500
7.625% due 06/01/2019	7,915	8,934

Barclays Bank PLC
5.000% due 09/22/2016	5,000	5,074
5.926% due 09/29/2049	5,000	3,750
6.050% due 12/04/2017	4,100	4,133
7.434% due 09/29/2049	2,247	2,000
10.179% due 06/12/2021	7,940	10,455

Bear Stearns Cos. LLC
7.250% due 02/01/2018	1,800	2,059

BNP Paribas
5.186% due 06/29/2049	1,600	1,270

Canadian Oil Sands Ltd.
7.750% due 05/15/2019	5,600	6,494

Capital One Capital V
10.250% due 08/15/2039	1,000	1,108

Citigroup, Inc.
5.850% due 12/11/2034	3,600	3,100
5.875% due 05/29/2037	240	210
6.125% due 11/21/2017	2,400	2,387
6.875% due 03/05/2038	12,920	13,000
8.125% due 07/15/2039	20,050	22,511
8.500% due 05/22/2019	1,000	1,131

General Electric Capital Corp.
5.875% due 01/14/2038	24,500	22,542
6.150% due 08/07/2037	334	318
6.750% due 03/15/2032	260	266
6.875% due 01/10/2039	10,645	11,185

Goldman Sachs Group, Inc.
6.125% due 02/15/2033	1,900	2,038
6.750% due 10/01/2037	12,600	13,045
7.500% due 02/15/2019	17,000	19,475

HBOS PLC
6.000% due 11/01/2033	400	282
6.750% due 05/21/2018	4,660	4,163

HSBC Bank USA N.A.
5.875% due 11/01/2034	250	256
7.000% due 01/15/2039	6,750	7,911

HSBC Holdings PLC
6.500% due 09/15/2037	800	868
6.800% due 06/01/2038	8,000	9,007

JPMorgan Chase & Co.
6.000% due 01/15/2018	5,000	5,375
6.400% due 05/15/2038	7,800	8,763
7.900% due 04/29/2049	11,000	10,594

JPMorgan Chase Bank N.A.
0.630% due 06/13/2016	2,000	1,863

JPMorgan Chase Capital XVIII
6.950% due 08/01/2066	3,857	3,711

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

JPMorgan Chase Capital XX
6.550% due 09/15/2066	$1,200	$1,118

JPMorgan Chase Capital XXII
6.450% due 01/15/2087	3,500	3,160

JPMorgan Chase Capital XXV
6.800% due 10/01/2037	720	727

Merrill Lynch & Co., Inc.
6.875% due 04/25/2018	17,850	18,803
6.875% due 11/15/2018	1,146	1,211

MetLife Capital Trust X
9.250% due 04/08/2068	3,500	3,649

Morgan Stanley
6.625% due 04/01/2018	8,250	8,738
7.300% due 05/13/2019	5,000	5,511

National Rural Utilities Cooperative Finance Corp.
8.000% due 03/01/2032	1,950	2,300

Pacific Life Insurance Co.
9.250% due 06/15/2039	5,000	5,749

Rabobank Nederland NV
11.000% due 06/29/2049	12,100	14,864

RSHB Capital S.A. for OJSC Russian Agricultural Bank
6.299% due 05/15/2017	700	681
7.125% due 01/14/2014	2,000	2,066
7.750% due 05/29/2018	2,500	2,602
9.000% due 06/11/2014	1,000	1,101

Santander Perpetual S.A. Unipersonal
6.671% due 10/29/2049	6,520	5,743

TransCapitalInvest Ltd. for OJSC AK Transneft
5.670% due 03/05/2014	1,500	1,461
8.700% due 08/07/2018	5,400	5,999

UBS AG
5.750% due 04/25/2018	8,000	8,144

UBS Preferred Funding Trust V
6.243% due 05/29/2049	2,500	1,905

Wachovia Bank N.A.
0.629% due 03/15/2016	5,000	4,460
5.850% due 02/01/2037	351	341
6.600% due 01/15/2038	9,725	10,711

Wachovia Corp.
5.750% due 02/01/2018	3,200	3,392

WEA Finance LLC
6.750% due 09/02/2019	2,500	2,534

Wells Fargo Capital X
5.950% due 12/15/2086	700	611

Wells Fargo Capital XIII
7.700% due 12/29/2049	12,500	11,063

		374,978

INDUSTRIALS 35.2%

Alberta Energy Co. Ltd.
7.375% due 11/01/2031	2,500	2,876

Altria Group, Inc.
9.950% due 11/10/2038	9,000	12,272
10.200% due 02/06/2039	8,700	12,112

Amgen, Inc.
6.375% due 06/01/2037	2,689	3,074

Anadarko Petroleum Corp.
6.450% due 09/15/2036	1,500	1,554
7.000% due 11/15/2027	600	620
7.950% due 06/15/2039	10,321	12,554

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Anglo American Capital PLC
9.375% due 04/08/2019	$2,400	$2,921

Anheuser-Busch InBev Worldwide, Inc.
8.000% due 11/15/2039	2,630	3,415
8.200% due 01/15/2039	6,049	8,003

Barrick Gold Corp.
5.800% due 11/15/2034	100	104

Barrick North America Finance LLC
7.500% due 09/15/2038	3,000	3,925

Bunge Ltd. Finance Corp.
8.500% due 06/15/2019	1,000	1,155

Burlington Northern Santa Fe Corp.
6.530% due 07/15/2037	4,500	5,173
8.125% due 04/15/2020	1,000	1,202

Cameron International Corp.
7.000% due 07/15/2038	6,703	7,423

Canadian Natural Resources Ltd.
5.700% due 05/15/2017	2,000	2,129
6.250% due 03/15/2038	5,790	6,191
6.450% due 06/30/2033	100	107
6.500% due 02/15/2037	2,250	2,497
6.750% due 02/01/2039	4,075	4,603

Caterpillar, Inc.
8.250% due 12/15/2038	287	393

Cenovus Energy, Inc.
6.750% due 11/15/2039	10,000	10,814

Comcast Corp.
6.400% due 05/15/2038	2,900	3,069
6.450% due 03/15/2037	5,000	5,313
6.550% due 07/01/2039	9,100	9,760
6.950% due 08/15/2037	7,898	8,846

Cox Communications, Inc.
8.375% due 03/01/2039	5,000	6,187

CSX Corp.
6.150% due 05/01/2037	2,500	2,657
7.450% due 04/01/2038	3,000	3,713

CVS Caremark Corp.
6.125% due 09/15/2039	5,500	5,614

Devon Energy Corp.
7.950% due 04/15/2032	9,075	11,410

Dow Chemical Co.
9.400% due 05/15/2039	16,200	20,009

El Paso Corp.
7.420% due 02/15/2037	1,000	863

El Paso Natural Gas Co.
8.375% due 06/15/2032	5,400	6,512

EnCana Corp.
6.500% due 02/01/2038	6,850	7,380
6.625% due 08/15/2037	4,107	4,559

Energy Transfer Partners LP
7.500% due 07/01/2038	9,234	10,689

Enterprise Products Operating LLC
6.875% due 03/01/2033	500	562

Florida Gas Transmission Co. LLC
7.900% due 05/15/2019	1,000	1,195

Freeport-McMoRan Corp.
9.500% due 06/01/2031	2,000	2,278

Gaz Capital S.A.
7.288% due 08/16/2037	1,000	940
8.146% due 04/11/2018	3,000	3,184
8.625% due 04/28/2034	4,900	5,383

Gazprom International S.A.
7.201% due 02/01/2020	3,482	3,639

76	PIMCO Funds	Credit Bond Funds	See Accompanying Notes

(Unaudited) September 30, 2009

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

GTL Trade Finance, Inc.
7.250% due 10/20/2017	$4,500	$4,770

HJ Heinz Finance Co.
7.125% due 08/01/2039	7,800	9,263

Home Depot, Inc.
5.875% due 12/16/2036	1,150	1,119

Hutchison Whampoa International 09/19 Ltd.
5.750% due 09/11/2019	2,750	2,778

Kinder Morgan Energy Partners LP
5.800% due 03/15/2035	5,000	4,730
6.500% due 02/01/2037	200	204
6.500% due 09/01/2039	1,500	1,531
6.950% due 01/15/2038	13,000	14,008
7.400% due 03/15/2031	100	111

Kraft Foods, Inc.
6.875% due 02/01/2038	750	828
7.000% due 08/11/2037	1,000	1,118

Magellan Midstream Partners LP
6.550% due 07/15/2019	3,000	3,340

Midcontinent Express Pipeline LLC
6.700% due 09/15/2019	5,000	5,151

Newmont Mining Corp.
5.875% due 04/01/2035	3,000	2,947
6.250% due 10/01/2039	12,500	12,457

News America, Inc.
6.650% due 11/15/2037	1,250	1,306

Nokia Corp.
6.625% due 05/15/2039	4,200	4,802

Norfolk Southern Railway Co.
9.750% due 06/15/2020	2,000	2,737

ONEOK Partners LP
6.850% due 10/15/2037	1,200	1,299

Pemex Project Funding Master Trust
5.750% due 03/01/2018	1,000	994
6.625% due 06/15/2035	7,600	7,381

Petrobras International Finance Co.
7.875% due 03/15/2019	6,400	7,416

Petroleos Mexicanos
8.000% due 05/03/2019	3,000	3,441

Pfizer, Inc.
7.200% due 03/15/2039	5,000	6,315

Plains All American Pipeline LP
6.650% due 01/15/2037	400	423

Rio Tinto Finance USA Ltd.
7.125% due 07/15/2028	4,162	4,624
9.000% due 05/01/2019	3,500	4,305

Rockies Express Pipeline LLC
7.500% due 07/15/2038	3,700	4,384

Rogers Communications, Inc.
7.500% due 08/15/2038	200	244

Southern Natural Gas Co.
7.350% due 02/15/2031	1,400	1,518

Suncor Energy, Inc.
6.850% due 06/01/2039	1,700	1,856

Target Corp.
6.500% due 10/15/2037	3,170	3,559
7.000% due 01/15/2038	8,750	10,275

Tennessee Gas Pipeline Co.
7.000% due 10/15/2028	1,200	1,285
7.625% due 04/01/2037	2,100	2,397
8.000% due 02/01/2016	100	114

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Time Warner Cable, Inc.
6.550% due 05/01/2037	$4,100	$4,372
6.750% due 06/15/2039	2,700	2,930
7.300% due 07/01/2038	6,325	7,326

Time Warner, Inc.
6.500% due 11/15/2036	500	513
7.700% due 05/01/2032	1,250	1,418

TransCanada Pipelines Ltd.
6.200% due 10/15/2037	552	607
7.250% due 08/15/2038	1,641	2,042
7.625% due 01/15/2039	2,700	3,458

Transocean, Inc.
6.800% due 03/15/2038	9,272	10,653

Vale Overseas Ltd.
5.625% due 09/15/2019	2,000	2,045
6.875% due 11/21/2036	8,900	9,254

Veolia Environnement
6.750% due 06/01/2038	200	231

Weyerhaeuser Co.
7.375% due 10/01/2019 (a)	12,000	11,991
7.375% due 03/15/2032	6,729	5,976

Williams Cos., Inc.
7.875% due 09/01/2021	1,000	1,084
8.750% due 03/15/2032	2,700	3,105

XTO Energy, Inc.
6.375% due 06/15/2038	1,740	1,857
6.500% due 12/15/2018	2,000	2,212
6.750% due 08/01/2037	7,275	8,120

		443,103

UTILITIES 20.5%

Appalachian Power Co.
6.375% due 04/01/2036	7,850	8,377
6.700% due 08/15/2037	2,300	2,559
7.950% due 01/15/2020	3,000	3,655

AT&T Corp.
8.000% due 11/15/2031	26,420	33,023

AT&T, Inc.
6.300% due 01/15/2038	6,540	6,877
6.400% due 05/15/2038	700	746
6.500% due 09/01/2037	618	666
6.550% due 02/15/2039	5,630	6,161

British Telecommunications PLC
9.625% due 12/15/2030	1,300	1,670

Centrais Eletricas Brasileiras S.A.
6.875% due 07/30/2019	2,000	2,170

Columbus Southern Power Co.
5.850% due 10/01/2035	512	511

Deutsche Telekom International Finance BV
8.750% due 06/15/2030	15,175	19,709

Enel Finance International S.A.
6.000% due 10/07/2039 (a)	3,000	2,984
6.800% due 09/15/2037	1,950	2,272

Entergy Arkansas, Inc.
5.660% due 02/01/2025	600	580

Entergy Gulf States, Inc.
6.180% due 03/01/2035	400	393

FirstEnergy Solutions Corp.
6.800% due 08/15/2039	6,225	6,622

France Telecom S.A.
8.500% due 03/01/2031	8,500	11,789

Interstate Power & Light Co.
6.250% due 07/15/2039	5,000	5,568

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Jersey Central Power & Light Co.
6.150% due 06/01/2037	$250	$272

Koninklijke KPN NV
8.375% due 10/01/2030	4,100	5,299

MidAmerican Energy Holdings Co.
5.950% due 05/15/2037	5,000	5,294
6.125% due 04/01/2036	10,100	10,942
6.500% due 09/15/2037	360	409

NGPL PipeCo. LLC
7.119% due 12/15/2017	2,000	2,242
7.768% due 12/15/2037	9,930	12,095

Ohio Edison Co.
6.875% due 07/15/2036	1,900	2,184
8.250% due 10/15/2038	2,950	4,026

Ohio Power Co.
6.375% due 07/15/2033	800	830

Oncor Electric Delivery Co.
7.250% due 01/15/2033	5,500	6,820
7.500% due 09/01/2038	615	795

Progress Energy, Inc.
7.750% due 03/01/2031	200	251

PSEG Power LLC
8.625% due 04/15/2031	1,500	2,035

Public Service Co. of Oklahoma
6.625% due 11/15/2037	360	392

Ras Laffan Liquefied Natural Gas Co. Ltd. II
5.298% due 09/30/2020	2,000	2,007

Ras Laffan Liquefied Natural Gas Co. Ltd. III
5.832% due 09/30/2016	2,100	2,186

Southwestern Public Service Co.
6.000% due 10/01/2036	2,000	2,133

Telecom Italia Capital S.A.
7.175% due 06/18/2019	2,103	2,351
7.200% due 07/18/2036	5,850	6,632
7.721% due 06/04/2038	9,140	10,891

Telefonica Emisiones SAU
7.045% due 06/20/2036	5,000	5,938

Verizon Communications, Inc.
6.400% due 02/15/2038	3,200	3,432
6.900% due 04/15/2038	8,684	9,926
7.350% due 04/01/2039	6,516	7,754
8.950% due 03/01/2039	4,878	6,706

Virginia Electric and Power Co.
8.875% due 11/15/2038	12,100	17,273

Vodafone Group PLC
6.150% due 02/27/2037	9,550	10,250

		257,697

Total Corporate Bonds & Notes (Cost $1,006,396)		1,075,778

MUNICIPAL BONDS & NOTES 4.6%

California State General Obligation Bonds, Series 2009
7.500% due 04/01/2034	165	181
7.550% due 04/01/2039	2,065	2,298

Cypress-Fairbanks, Texas Independent School District General Obligation Bonds, Series 2009
6.629% due 02/15/2038	7,800	8,221

District of Columbia Metropolitan Airports Authority Revenue Bonds, Series 2009
7.462% due 10/01/2046	5,000	5,417

See Accompanying Notes	Semiannual Report	September 30, 2009	77

Schedule of Investments  Long-Term Credit Fund  (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Florida State Turnpike Authority Revenue Bonds, Series 2009
6.800% due 07/01/2039	$4,000	$4,209

Illinois State Municipal Electric Agency Revenue Bonds, Series 2009
6.832% due 02/01/2035	2,000	2,204

Iowa State Revenue Bonds, Series 2009
6.750% due 06/01/2034	3,200	3,424

Las Vegas, Nevada Valley Water District General Obligation Bonds, Series 2009
7.100% due 06/01/2039	5,000	5,219

New Jersey State Transportation Trust Fund Authority Revenue Bonds, Series 2009
6.875% due 12/15/2039	900	965

New Jersey State Turnpike Authority Revenue Bonds, Series 2009
7.414% due 01/01/2040	1,500	1,852

New York State Metropolitan Transportation Authority Revenue Bonds, Series 2009
7.336% due 11/15/2039	1,400	1,733

North Carolina State Turnkpike Authority Revenue Bonds, Series 2009
6.700% due 01/01/2039	2,300	2,458

North Texas State Tollway Authority Revenue Bonds, Series 2009
6.718% due 01/01/2049	7,000	7,867

Pennsylvania State Turnpike Commission Revenue Bonds, Series 2009
6.105% due 12/01/2039	2,250	2,484

Riverside, California Revenue Bonds, Series 2009
7.200% due 08/01/2039	2,500	2,691

Sacramento, California Municipal Utility District Revenue Bonds, Series 2009
6.322% due 05/15/2036	300	320

Southern California State Metropolitan Water District Revenue Bonds, Series 2009
6.538% due 07/01/2039	3,000	3,190

University of California Revenue Bonds, Series 2009
6.270% due 05/15/2031	3,500	3,659

Total Municipal Bonds & Notes (Cost $54,104)		58,392

U.S. GOVERNMENT AGENCIES 0.0%

Freddie Mac
0.343% due 02/01/2011 (d)	516	516

Small Business Administration
7.449% due 08/01/2010	91	93

Total U.S. Government Agencies (Cost $609)		609

U.S. TREASURY OBLIGATIONS 0.4%

U.S. Treasury Bonds
4.250% due 05/15/2039 (e)	3,500	3,623

U.S. Treasury Notes
0.875% due 04/30/2011 (f)	160	161
0.875% due 05/31/2011 (d)(f)	506	508
1.000% due 08/31/2011 (f)	25	25
1.000% due 09/30/2011 (d)	340	340
1.125% due 06/30/2011 (f)	346	348

U.S. Treasury Strips
0.000% due 05/15/2038 (d)(f)	572	177

Total U.S. Treasury Obligations (Cost $5,071)		5,182

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MORTGAGE-BACKED SECURITIES 1.0%

Banc of America Commercial Mortgage, Inc.
4.668% due 07/10/2043		$2,400	$2,273
5.351% due 09/10/2047		1,720	1,677

Bear Stearns Commercial Mortgage Securities
5.700% due 06/11/2050		1,200	1,066

CS First Boston Mortgage Securities Corp.
5.224% due 02/25/2033		158	131

Greenwich Capital Commercial Funding Corp.
4.305% due 08/10/2042		3,188	3,170
5.224% due 04/10/2037		1,920	1,810

Homestar Mortgage Acceptance Corp.
0.696% due 07/25/2034		330	168

Impac CMB Trust
0.886% due 10/25/2033		23	15

Morgan Stanley Capital I
5.692% due 04/15/2049		1,395	1,145

Wachovia Bank Commercial Mortgage Trust
4.935% due 04/15/2042		870	854

Total Mortgage-Backed Securities (Cost $12,264)			12,309

ASSET-BACKED SECURITIES 0.0%

Bayview Financial Acquisition Trust
6.101% due 05/28/2037		200	126

Bear Stearns Asset-Backed Securities Trust
0.616% due 01/25/2034		29	20

Credit-Based Asset Servicing & Securitization LLC
1.146% due 11/25/2033		86	61

Residential Asset Mortgage Products, Inc.
0.626% due 10/25/2046		421	211

Structured Asset Securities Corp.
0.496% due 11/25/2037		260	228

Total Asset-Backed Securities (Cost $646)			646

SOVEREIGN ISSUES 4.1%

Brazil Government International Bond
7.125% due 01/20/2037		6,800	8,143
8.250% due 01/20/2034		12,200	16,147
8.750% due 02/04/2025		1,500	1,988

Export-Import Bank of Korea
5.875% due 01/14/2015		4,100	4,333
8.125% due 01/21/2014		2,000	2,293

Korea Development Bank
8.000% due 01/23/2014		2,000	2,288

Mexico Government International Bond
5.950% due 03/19/2019		5,000	5,275
6.750% due 09/27/2034		6,450	7,127
7.500% due 04/08/2033		3,000	3,578

Total Sovereign Issues (Cost $47,765)			51,172

FOREIGN CURRENCY-DENOMINATED ISSUES 1.4%

Barclays Bank PLC
14.000% due 11/29/2049	GBP	850	1,766

BNP Paribas S.A.
7.781% due 06/29/2049	EUR	1,000	1,500

Brazil Government International Bond
10.250% due 01/10/2028	BRL	6,400	3,486

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Merrill Lynch & Co., Inc.
1.328% due 09/14/2018	EUR	2,500	$2,805

Wind Acquisition Finance S.A.
11.750% due 07/15/2017		5,000	8,140

Total Foreign Currency-Denominated Issues (Cost $17,119)			17,697

SHORT-TERM INSTRUMENTS 2.0%

COMMERCIAL PAPER 0.5%

Freddie Mac
0.223% due 03/08/2010 (f)		$6,000	5,997

REPURCHASE AGREEMENTS 0.3%

JPMorgan Chase Bank N.A.
0.030% due 10/01/2009		3,000	3,000
(Dated 09/30/2009. Collateralized by U.S. Treasury Notes 2.750% due 02/28/2013 valued at $3,084. Repurchase proceeds are $3,000.)

State Street Bank and Trust Co.
0.010% due 10/01/2009		330	330
(Dated 09/30/2009. Collateralized by U.S. Treasury Bills 0.000% due 11/27/2009 valued at $340. Repurchase proceeds are $330.)

			3,330

U.S. CASH MANAGEMENT BILLS 0.1%
0.190% due 04/01/2010 (f)		950	949

U.S. TREASURY BILLS 0.2%
0.235% due 02/25/2010 - 03/11/2010 (b)(f)		3,333	3,331

		SHARES
SHORT-TERM FLOATING NAV PORTFOLIO (c) 0.9%
		1,113,477	11,149

Total Short-Term Instruments (Cost $24,753)			24,756

Total Investments 99.0% (Cost $1,168,727)			$1,246,541

Written Options (h) (0.1%) (Premiums $1,474)			(797)

Other Assets and Liabilities (Net) 1.1%			12,970

Net Assets 100.0%			$1,258,714

78	PIMCO Funds	Credit Bond Funds	See Accompanying Notes

(Unaudited) September 30, 2009

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	When-Issued security.
(b)	Coupon represents a weighted average rate.
(c)	Affiliated to the Fund.
(d)	Securities with an aggregate market value of $1,174 have been pledged as collateral for swap and swaption contracts on September 30, 2009.
(e)	The average amount of borrowings while outstanding during the period ended September 30, 2009 was $3,504 at a weighted average interest rate of 0.180%. On September 30, 2009, securities valued at $3,623 were pledged as collateral for reverse repurchase agreements.
(f)	Securities with an aggregate market value of $7,109 have been pledged as collateral for the following open futures contracts on September 30, 2009:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation
90-Day Euribor December Futures	Long	12/2010	294	$128
90-Day Euribor March Futures	Long	03/2011	8	9
90-Day Eurodollar December Futures	Long	12/2010	164	144
90-Day Eurodollar June Futures	Long	06/2010	1,805	661
U.S. Treasury 30-Year Bond December Futures	Long	12/2009	1,105	987
United Kingdom 90-Day LIBOR Sterling Interest Rate December Futures	Long	12/2011	200	276
United Kingdom 90-Day LIBOR Sterling Interest Rate March Futures	Long	03/2011	591	843

				$3,048

(g)	Swap agreements outstanding on September 30, 2009:

Credit Default Swaps on Corporate, Sovereign, and U.S. Municipal Issues - Sell Protection (1)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at September 30, 2009 (2)	Notional Amount (3)	Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
American International Group, Inc.	DUB	5.000%	12/20/2011	8.111%	$5,000	$(298)	$(138)	$(160)
Chesapeake Energy Corp.	JPM	5.000%	12/20/2014	5.000%	5,000	7	0	7
El Paso Corp.	GSC	5.000%	09/20/2014	6.009%	1,100	(41)	(85)	44
General Electric Capital Corp.	DUB	5.000%	09/20/2019	1.911%	2,000	470	379	91
General Electric Capital Corp.	RBS	1.000%	09/20/2010	1.444%	7,500	(30)	(85)	55
MetLife, Inc.	DUB	5.000%	09/20/2019	2.343%	500	99	61	38
Mexico Government International Bond	JPM	0.840%	09/20/2010	0.932%	7,000	(4)	0	(4)
Mexico Government International Bond	JPM	1.000%	12/20/2010	1.019%	6,000	0	(7)	7
Mexico Government International Bond	UBS	1.000%	12/20/2010	1.019%	3,000	0	(4)	4
Republic of Korea Government Bond	JPM	0.710%	12/20/2010	0.701%	1,200	0	0	0
Russia Government International Bond	BCLY	1.000%	09/20/2010	0.845%	1,000	2	0	2
Russia Government International Bond	DUB	1.012%	09/20/2010	0.845%	5,000	10	0	10
SLM Corp.	BOA	5.000%	06/20/2011	9.191%	2,000	(125)	(95)	(30)
SLM Corp.	BOA	5.000%	09/20/2014	8.553%	2,700	(329)	(419)	90
SLM Corp.	CITI	5.000%	09/20/2011	9.000%	1,000	(67)	(45)	(22)
SLM Corp.	JPM	5.000%	09/20/2011	9.000%	2,000	(134)	(240)	106
SLM Corp.	MSC	5.000%	09/20/2011	9.000%	5,000	(335)	(400)	65

						$(775)	$(1,078)	$303

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, U.S. municipal issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	1-Year BRL-CDI	10.835%	01/02/2012	BCLY	BRL	800	$(2)	$1	$(3)
Pay	1-Year BRL-CDI	10.835%	01/02/2012	GSC		4,000	(10)	6	(16)
Pay	1-Year BRL-CDI	11.140%	01/02/2012	GSC		29,100	22	47	(25)
Pay	1-Year BRL-CDI	11.360%	01/02/2012	GSC		35,000	(11)	(5)	(6)
Pay	1-Year BRL-CDI	11.360%	01/02/2012	MLP		35,000	(12)	(8)	(4)
Pay	3-Month AUD Bank Bill	6.500%	06/15/2012	RBC	AUD	46,500	137	31	106
Pay	3-Month AUD Bank Bill	6.500%	06/15/2012	RBS		68,600	203	72	131
Pay	28-Day MXN TIIE	8.300%	02/07/2019	BCLY	MXN	60,000	66	9	57
Pay	28-Day MXN TIIE	8.300%	02/07/2019	BOA		1,500	2	1	1
Pay	28-Day MXN TIIE	8.300%	02/07/2019	MSC		70,900	78	59	19

							$473	$213	$260

See Accompanying Notes	Semiannual Report	September 30, 2009	79

Schedule of Investments  Long-Term Credit Fund  (Cont.)

(h)	Written options outstanding on September 30, 2009:

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Premium	Market Value
Put - OTC 7-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Pay	4.000%	11/23/2009	$2,000	$13	$3
Put - OTC 10-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Pay	4.350%	11/23/2009	600	3	1
Put - OTC 5-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Pay	5.500%	08/31/2010	27,000	207	116
Put - OTC 7-Year Interest Rate Swap	CSFB	3-Month USD-LIBOR	Pay	4.000%	11/23/2009	71,000	476	96
Put - OTC 10-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	4.350%	11/23/2009	5,100	32	9
Put - OTC 7-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	6.000%	08/31/2010	21,800	171	101
Put - OTC 10-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Pay	6.000%	08/31/2010	9,600	97	65
Put - OTC 10-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Pay	4.350%	11/23/2009	4,400	28	8
Put - OTC 7-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	6.000%	08/31/2010	23,300	175	108
Put - OTC 10-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	6.000%	08/31/2010	9,000	92	60

							$1,294	$567

Credit Default Swaptions
Description	Counterparty	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount	Premium	Market Value
Call - OTC CDX.IG-12 5-Year Index	DUB	Buy	1.100%	12/21/2009	$18,600	$80	$104
Call - OTC CDX.IG-12 5-Year Index	MSC	Buy	1.100%	12/21/2009	22,700	100	126

						$180	$230

Transactions in written call and put options for the period ended September 30, 2009:

	Notional Amount	Premium
Balance at 03/31/2009	$0	$0
Sales	215,100	1,474
Closing Buys	0	0
Expirations	0	0
Exercised	0	0

Balance at 09/30/2009	$215,100	$1,474

(i)	Foreign currency contracts outstanding on September 30, 2009:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	AUD	2,252	11/2009	RBS	$24	$0	$24
Buy	BRL	4,390	10/2009	HSBC	102	0	102
Sell		7,537	10/2009	HSBC	0	(110)	(110)
Buy		3,147	10/2009	JPM	215	0	215
Buy		9,981	02/2010	HSBC	136	0	136
Buy	CAD	4,366	10/2009	CITI	42	0	42
Sell		1,150	10/2009	RBS	0	(7)	(7)
Buy	CNY	3,418	03/2010	BOA	0	(9)	(9)
Buy		9,524	03/2010	HSBC	0	(5)	(5)
Buy		47,641	08/2010	HSBC	0	(89)	(89)
Buy	EUR	517	10/2009	BCLY	16	0	16
Buy		619	10/2009	BNP	19	0	19
Sell		1,634	10/2009	RBC	0	(17)	(17)
Sell		5,833	10/2009	RBS	18	0	18
Sell	GBP	3,689	10/2009	RBS	258	0	258
Buy	IDR	29,610,000	03/2010	JPM	0	(37)	(37)
Sell	JPY	154,151	10/2009	BNP	0	(51)	(51)
Buy		159,688	10/2009	RBS	41	0	41
Buy	KRW	330,146	11/2009	HSBC	9	0	9
Buy		1,644,500	11/2009	JPM	95	0	95
Buy		1,546,462	11/2009	RBS	47	0	47
Buy		3,600,000	02/2010	DUB	49	0	49
Sell	MXN	203	11/2009	BCLY	0	0	0
Sell		12	11/2009	BOA	0	0	0
Buy		15,427	11/2009	CITI	0	(9)	(9)
Buy		65,060	11/2009	HSBC	0	(1)	(1)
Buy		377	11/2009	JPM	0	0	0
Sell		908	11/2009	JPM	1	0	1

80	PIMCO Funds	Credit Bond Funds	See Accompanying Notes

(Unaudited) September 30, 2009

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	SGD	1,895	11/2009	CITI	$45	$0	$45
Buy		1,100	11/2009	HSBC	18	0	18
Buy		5,452	03/2010	HSBC	27	0	27

					$1,162	$(335)	$827

(j)	Fair Value Measurements +

The following is a summary of the fair valuations according to the inputs used as of September 30, 2009 in valuing the Fund's assets and liabilities:

Category ++	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 09/30/2009
Corporate Bonds & Notes	$2,984	$1,072,794	$0	$1,075,778
Other Investments +++	11,280	159,483	0	170,763

Investments, at value	$14,264	$1,232,277	$0	$1,246,541

Financial Derivative Instruments ++++	$3,055	$816	$(230)	$3,641

Total	$17,319	$1,233,093	$(230)	$1,250,182

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ending September 30, 2009:

Category ++	Beginning Balance at 03/31/2009	Net Purchases/ (Sales)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)	Net Transfers In/ (Out) of Level 3	Ending Balance at 09/30/2009	Net Change in Unrealized Appreciation/ (Depreciation) on investments held at 09/30/2009
Financial Derivative Instruments++++	$0	$(180)	$0	$0	$(50)	$0	$(230)	$(50)

+	See note 2 in the Notes to Financial Statements for additional information.
++	Refer to the Schedule of Investments for additional information.
+++	Sum of all other categories each of which individually has an aggregate market value of less than 5% of net assets.
++++	Financial derivative instruments may include open futures contracts, swap contracts, written options, and foreign currency contracts.

(k)	Fair Value of Derivative Instruments ^

The following is a summary of the fair valuations of the Fund's derivative instruments categorized by risk exposure:

Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of September 30, 2009:

	Derivatives not accounted for as hedging instruments
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Other Contracts	Total
Assets:
Variation margin receivable ^^	$3,048	$0	$0	$0	$0	$3,048
Unrealized appreciation on foreign currency contracts	0	1,162	0	0	0	1,162
Unrealized appreciation on swap agreements	314	0	519	0	0	833

	$3,362	$1,162	$519	$0	$0	$5,043

Liabilities:
Written options outstanding	$567	$0	$230	$0	$0	$797
Unrealized depreciation on foreign currency contracts	0	335	0	0	0	335
Unrealized depreciation on swap agreements	54	0	216	0	0	270

	$621	$335	$446	$0	$0	$1,402

See Accompanying Notes	Semiannual Report	September 30, 2009	81

Schedule of Investments  Long-Term Credit Fund  (Cont.)

The Effect of Derivative Instruments on the Statement of Operations for the Six Months Ended September 30, 2009:

	Derivatives not accounted for as hedging instruments
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Other Contracts	Total
Realized Gain on Derivatives Recognized as a Result from Operations:
Net realized gain on futures contracts, written options and swaps	$539	$0	$83	$0	$0	$622
Net realized gain on foreign currency transactions	0	149	0	0	0	149

	$539	$149	$83	$0	$0	$771

Net Change in Unrealized Appreciation on Derivatives Recognized as a Result from Operations:
Net change in unrealized appreciation on futures contracts, written options and swaps	$4,035	$0	$253	$0	$0	$4,288
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	0	828	0	0	0	828

	$4,035	$828	$253	$0	$0	$5,116

^	See note 2 in the Notes to Financial Statements for additional information.
^^	The Fair Values of Derivative Instruments may include cumulative appreciation/depreciation of futures contracts as reported in the Notes to Schedule of Investments. Only current day's variation margin is reported within the Statement of Assets and Liabilities.

82	PIMCO Funds	Credit Bond Funds	See Accompanying Notes

Notes to Financial Statements	(Unaudited) September 30, 2009

1.  ORGANIZATION

PIMCO Funds (the “Trust”) was established as a Massachusetts business trust on February 19, 1987. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the Institutional Class, Class P, Administrative Class and Class D shares (the “Institutional Classes”) of six funds (the “Funds”) offered by the Trust. Certain detailed financial information for the A, B, C and R Classes (the “Other Classes”) is provided separately and is available upon request.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Determination of Net Asset Value  The Net Asset Value (“NAV”) of a Fund’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open. Information that becomes known to a Fund or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

(b) Investment Valuation  For purposes of calculating the NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services.

Domestic and foreign fixed income securities and non-exchange traded derivatives are normally valued on the basis of quotes obtained from brokers and dealers or pricing services. Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair value. Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange. With respect to any portion of a Fund’s assets that are invested in one or more open-end management investment companies, a Fund’s NAV will be calculated based upon the NAVs of such investments. A Fund will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the NAV may change on days when an investor is not able to purchase, redeem or exchange shares.

Securities and other assets for which market quotes are not readily available are valued at fair value as determined in good faith by the Board of Trustees or persons acting at their direction. The Board of Trustees has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the investment adviser, Pacific Investment Management Company LLC (“PIMCO”) the responsibility for applying the valuation methods. For instance, certain securities or investments for which daily market quotes are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to other securities or indices. In the event that market quotes are not readily available, and the security or asset cannot be valued pursuant to one of the valuation methods, the value of the security or asset will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of a Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. The Board of Trustees has delegated to PIMCO the responsibility for monitoring significant events that may materially affect the values of a Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events.

When a Fund uses fair value pricing to determine its NAV, securities will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board of Trustees or persons acting at their direction believe accurately reflects fair value. Fair value pricing may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of a Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board of Trustees or persons acting at their direction would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold.

U.S. GAAP defines fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes and requires disclosure of a fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Levels 1, 2, and 3). Categorization of fair value measurements is determined by the nature of the inputs as follows: inputs using quoted prices in active markets for identical assets or liabilities (“Level 1”), significant other observable inputs (“Level 2”), and significant unobservable inputs (“Level 3”). Valuation levels are not necessarily an indication of the risk associated with investing in those securities. For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in/out of the Level 3 category during the period. In accordance with the requirements of U.S. GAAP, a fair value hierarchy and Level 3 reconciliation have been included in the Notes to the Schedule of Investments for each respective Fund.

(c) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities

Semiannual Report	September 30, 2009	83

Notes to Financial Statements   (Cont.)

purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statements of Operations.

(d) Cash and Foreign Currency  The functional and reporting currency for the Funds is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. Dollars based on the current exchange rates each business day. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not segregated on the Statements of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

(e) Multiclass Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). For daily dividend Funds, income and non-class specific expenses are allocated daily to each class on the basis of the relative value of settled shares. For non-daily dividend Funds, income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the respective Fund. Class specific expenses, where applicable, currently include supervisory and administrative, distribution and servicing fees.

(f) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, of each Fund, except the Convertible Fund, are declared daily and distributed to shareholders monthly. Dividends from net investment income, if any, of the Convertible Fund are declared and distributed to shareholders quarterly. Net realized capital gains earned by each Fund, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may change the fiscal year when income and capital items are recognized for tax and U.S. GAAP purposes. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of mortgage paydowns, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income and realized capital gain reported on each Fund’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

3.  SECURITIES AND OTHER INVESTMENTS

(a) Delayed-Delivery Transactions  Certain Funds may purchase or sell securities on a delayed-delivery basis. These transactions involve a commitment by a Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, a Fund will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed-delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. A Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery securities before they are delivered, which may result in a capital gain or loss. When a Fund has sold a security on a delayed-delivery basis, the Fund does not participate in future gains and losses with respect to the security.

(b) Loan Participations and Assignments  Certain Funds may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. A Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. A Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. A Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, a Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When a Fund purchases assignments from lenders it acquires direct rights against the borrower of the loan. Certain Funds may also enter into unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities, which may obligate Funds to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the notional loan amounts will never be utilized by the borrower. When investing in a loan participation, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of payments by the lender from the borrower. A Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a floating rate loan. In certain circumstances, a Fund may receive a prepayment penalty fee upon the prepayment of a floating rate loan by a borrower. Fees earned/paid are recorded as a component of interest income or interest expense on the Statements of Operations.

(c) Mortgage-Related and Other Asset-Backed Securities  Certain Funds may invest in mortgage-related and other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities, stripped mortgage-backed securities, asset-backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage-related and other asset-backed securities are interests in pools of loans or other receivables. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment which consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. The rate of pre-payments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was

84	PIMCO Funds	Credit Bond Funds

(Unaudited) September 30, 2009

anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the United States Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

Collateralized Mortgage Obligations (“CMOs”) are debt obligations of a legal entity that is collateralized by mortgages and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including pre-payments. Commercial Mortgage-Backed Securities (“CMBS”) include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in CMBS reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. CMOs and CMBS may be less liquid and may exhibit greater price volatility than other types of mortgage- or asset-backed securities.

Stripped Mortgage-Backed Securities (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statements of Operations. Because little to no principal will be received at the maturity of an IO, adjustments are made to the book value of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statements of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Collateralized Debt Obligations (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) a Fund may invest in CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

(d) Payment In-Kind Securities  Certain Funds may invest in payment in-kind securities. Payment in-kind securities (“PIKs”) give the issuer the option at each interest payment date of making interest payments in either cash or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds include the accrued interest (referred to as a dirty price) and require a pro-rata adjustment from interest receivable to the unrealized appreciation or depreciation on investment on the Statements of Assets and Liabilities.

(e) Repurchase Agreements  Each Fund may engage in repurchase transactions. Under the terms of a typical repurchase agreement, a Fund takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and a Fund to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Fund’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset in the Statements of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statements of Operations. In periods of increased demand for collateral, a Fund may pay a fee for receipt of collateral, which may result in interest expense to the Fund. Generally, in the event of counterparty default, a Fund has the right to use the collateral to offset losses incurred. If the counterparty should default, a Fund will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

(f) Restricted Securities  Certain Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities may be sold privately, but are required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted securities outstanding at the period ended September 30, 2009 are disclosed in the Notes to the Schedules of Investments.

(g) Reverse Repurchase Agreements  Certain Funds may enter into reverse repurchase agreements. In a reverse repurchase agreement, a Fund sells to a financial institution a security that it holds with an agreement to repurchase the same security at an agreed-upon price and date. Securities sold under reverse repurchase agreements are reflected as a liability on the Statements of Assets and Liabilities. Interest payments made are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. A reverse repurchase agreement involves the risk that the market value of the security sold by a Fund may decline below the repurchase price of the security. A Fund will segregate assets determined to be liquid by the investment adviser or otherwise cover its obligations under reverse repurchase agreements.

(h) Short Sales  Certain Funds may enter into short sales transactions. A short sale is a transaction in which a Fund sells securities it does not own in anticipation of a decline in the market price of the securities. Securities sold in short sale transactions and the interest payable on such securities, if any, are reflected as a liability on the Statements of Assets and Liabilities. A Fund is obligated to deliver securities at the market price at the time the short position is closed. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

(i) U.S. Government Agencies or Government-Sponsored Enterprises  Certain Funds may invest in U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or

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instrumentalities. The U.S. Government does not guarantee the net asset value of the Funds’ shares. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the United States government; others, such as those of the Federal Home Loan Bank, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the United States Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation the common stock of which is owned entirely by private stockholders. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the United States Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States Government.

On September 6, 2008, the Federal Housing Finance Agency (“FHFA”) placed FNMA and FHMLC into conservatorship. As the conservator, FHFA succeeded to all rights, titles, powers and privileges of FNMA and FHLMC and of any stockholder, officer or director of FNMA and FHLMC with respect to FNMA and FHLMC and the assets of FNMA and FHLMC. FHFA selected a new chief executive officer and chairman of the board of directors for each of FNMA and FHLMC. On September 7, 2008, the U.S. Treasury announced three additional steps taken by it in connection with the conservatorship. First, the U.S. Treasury entered into a Senior Preferred Stock Purchase Agreement with each of FNMA and FHLMC pursuant to which the U.S. Treasury will purchase up to an aggregate of $100 billion of each of FNMA and FHLMC to maintain a positive net worth in each enterprise. This agreement contains various covenants that severely limit each enterprise’s operations. In exchange for entering into these agreements, the U.S. Treasury received $1 billion of each enterprise’s senior preferred stock and warrants to purchase 79.9% of each enterprise’s common stock. Second, the U.S. Treasury announced the creation of a new secured lending facility which is available to each of FNMA and FHLMC as a liquidity backstop. Third, the U.S. Treasury announced the creation of a temporary program to purchase mortgage-backed securities issued by each of FNMA and FHLMC. Both the liquidity backstop and the mortgage-backed securities purchase program are scheduled to expire in December 2009. FNMA and FHLMC are continuing to operate as going concerns while in conservatorship and each remain liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities. The liquidity backstop and the Senior Preferred Stock Purchase Agreement are both intended to enhance each of FNMA’s and FHLMC’s ability to meet its obligations.

(j) When-Issued Transactions  Certain Funds may purchase or sell securities on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. A commitment by a Fund is made regarding these transactions to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. A Fund may sell when-issued securities before they are delivered, which may result in a capital gain or loss.

4.  FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Funds use derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect the Funds’ financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Statements of Operations, each categorized by type of derivative contract, are included in a table in the Notes to Schedules of Investments. The derivative instruments outstanding as of period end as disclosed in the Notes to Schedules of Investments and the amounts of realized and changes in unrealized gains and losses on derivative instruments during the period as disclosed in the Statements of Operations serve as indicators of the volume of derivative activity for the Funds.

(a) Foreign Currency Contracts  Certain Funds may enter into foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of a Fund’s securities or as a part of an investment strategy. A foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a foreign currency contract fluctuates with changes in foreign currency exchange rates. Foreign currency contracts are marked to market daily and the change in value is recorded by a Fund as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statements of Assets and Liabilities. In addition, a Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective contracts.

(b) Futures Contracts  Certain Funds may enter into futures contracts. A Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by a Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, a Fund is required to deposit with its futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statements of Assets and Liabilities.

(c) Options Contracts  Certain Funds may write call and put options on futures, swaps (“swaptions”), securities, commodities or currencies it owns or in which it may invest. Writing put options tends to increase a Fund’s exposure to the underlying instrument. Writing call options tends to decrease a Fund’s exposure to the underlying instrument. When a Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statements of Assets and Liabilities. Certain options may be written with premiums to be determined on a future date. Premiums received from writing options which expire are treated as

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realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. A Fund as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market.

Certain Funds may also purchase put and call options. Purchasing call options tends to increase a Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease a Fund’s exposure to the underlying instrument. A Fund pays a premium which is included on the Fund’s Statements of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss.

(d) Swap Agreements  Certain Funds may invest in swap agreements. Swap agreements are privately negotiated agreements between a Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. A Fund may enter into credit default, interest rate, total return and other forms of swap agreements to manage its exposure to credit, currency, interest rate and commodity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon values from third party vendors or quotations from market makers to the extent available and the change in value, if any, is recorded as an unrealized gain or loss on the Statements of Assets and Liabilities. In the event that market quotations are not readily available or deemed unreliable, certain swap agreements may be valued pursuant to guidelines established by the Board of Trustees. In the event that market quotes are not readily available and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO.

Payments received or made at the beginning of the measurement period are reflected as such on the Statements of Assets and Liabilities and represent payments made or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as realized gains or losses on the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statements of Operations. Net periodic payments received or paid by a Fund are included as part of realized gains or losses on the Statements of Operations.

Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

A Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between a Fund and the counterparty and by the posting of collateral to a Fund to cover a Fund’s exposure to the counterparty.

Credit Default Swap Agreements  Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on credit default swap agreements, a Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

If a Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate issues, sovereign issues of an emerging country or U.S. municipal issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). A Fund may use credit default swaps on corporate issues, sovereign issues of an emerging country or U.S. municipal issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on asset-backed securities involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. Unlike credit default swaps on corporate issues, sovereign issues of an emerging country or U.S. municipal issues, deliverable obligations in most instances would be limited to the specific referenced obligation as performance for asset-backed securities can vary across deals. Prepayments, principal paydowns, and other writedown or

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loss events on the underlying mortgage loans will reduce the outstanding principal balance of the referenced obligation. These reductions may be temporary or permanent as defined under the terms of the swap agreement and the notional amount for the swap agreement will be adjusted by corresponding amounts. A Fund may use credit default swaps on asset-backed securities to provide a measure of protection against defaults of the referenced obligation or to take an active long or short position with respect to the likelihood of a particular referenced obligation’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. A Fund may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit-default swaps on indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, sovereign issues of an emerging country or U.S. municipal issues as of period end are disclosed in the footnotes to the Schedules of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of each individual credit default swap agreements outstanding as of September 30, 2009 for which a Fund is the seller of protection are disclosed in the notes to the Schedules of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Fund for the same referenced entity or entities.

Interest Rate Swap Agreements  Certain Funds are subject to interest risk exposure in the normal course of pursuing its investment objectives. Because a Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, a Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by a Fund with another party of their respective commitments to pay or receive interest with respect to the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the counterparty may terminate the swap transaction in whole at zero cost by a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swap, under which two parties can exchange variable interest rates based on different money markets.

Total Return Swap Agreements  Certain Funds may enter into total return swap agreements to gain or mitigate exposure of the underlying reference securities. Total return swap agreements on commodities involve commitments where cash flows are exchanged based on the price of a commodity and based on a fixed or variable rate. One party would receive payments based on the market value of the commodity involved and pay a fixed amount. Total return swap agreements on indices involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific reference asset, which may be an equity, index, or bond, and in return receives a regular stream of payments. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, a Fund will receive a payment from or make a payment to the counterparty.

5.  PRINCIPAL RISKS

In the normal course of business the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk), or failure or inability of the other party to a transaction to perform (credit and counterparty risk).

Market Risks  A Fund’s investments in derivatives and other financial instruments expose the Fund to various risks such as, but not limited to, interest rate, foreign currency, equity and commodity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by a Fund is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income’s market price to interest rate (i.e. yield) movements.

If a Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, a Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund.

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The market values of equities, such as common stocks and preferred stocks or equity related investments such as futures, options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

A Fund’s investments in commodity-linked derivative instruments may subject the Fund to greater market price volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Credit and Counterparty Risks  A Fund will be exposed to credit risk on parties with whom it trades and will also bear the risk of settlement default. A Fund minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. A Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, a Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default. Financial assets, which potentially expose a Fund to counterparty risk, consist principally of cash due from counterparties and investments. PIMCO, as the investment adviser, minimizes counterparty risks to the Funds by performing extensive reviews of each counterparty and obtaining approval from the Counterparty Risk Committee prior to entering into transactions with a third party. All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once a Fund has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

A Fund is subject to various Master Agreements, which govern the terms of certain transactions with select counterparties. These Master Agreements reduce the counterparty risk associated with relevant transactions by allowing a Fund to net contracts in the event of default. All amounts with the counterparty are terminated and settled on a net basis. A Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements (“Master Repo Agreements”) govern transactions between a Fund and select counterparties. The Master Repo Agreements maintain provisions for, initiation, income payments, events of default, and maintenance of collateral for Repurchase Agreements.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain purchases and sales made on a delayed-delivery basis by and between a Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) govern transactions, over-the-counter derivative and foreign exchange contracts, entered into by a Fund and those counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to early terminate could be material to the financial statements.

On September 15, 2008, Lehman Brothers Holdings Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code. On September 19, 2008, a proceeding under the Securities Investor Protection Act (SIPA) was commenced with respect to Lehman Brothers Inc., a broker-dealer. A trustee appointed under SIPA is administering the bankruptcy estate of Lehman Brothers Inc. Lehman Brothers International (Europe) was placed in administration under the UK Insolvency Act on September 15, 2008. Lehman Brothers Special Financing Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code on October 3, 2008. In connection with these filings, the Lehman Brothers group of companies (collectively “Lehman Brothers”) will be reorganized and/or liquidated in an orderly fashion, subject to court approval. Each Lehman Brothers entity is a separate legal entity that is subject to its own bankruptcy proceeding.

Certain Funds had select holdings, credit default swap agreements, and securities and derivatives transactions outstanding with Lehman Brothers entities as issuer, referenced entity, counterparty or guarantor at the time the relevant Lehman Brothers entity filed for protection or was placed in administration. The security holdings, credit default swap agreements, and securities and derivatives transactions associated with Lehman Brothers have been written down to their estimated recoverable values. Anticipated losses for securities and derivatives transactions associated with Lehman Brothers have been incorporated as components of receivable for investments sold or payable for investments purchased on the Statements of Assets and Liabilities and net realized gain (loss) on investments on the Statements of Operations. Financial assets and liabilities may be offset and the net amount may be reported on the Statements of Assets and Liabilities where there is a legally enforceable right to set off the recognized amounts and the U.S. GAAP provision have been met. A facilitated auction occurred on October 10, 2008 comprising multiple pre-approved brokerage agencies to determine the estimated recovery rate for holdings and credit default swap agreements with Lehman Brothers Holdings Inc. as referenced entity. These recovery rates have been utilized in determining estimated recovery values.

PIMCO delivered notices of default to the relevant Lehman Brothers entities in accordance with the terms of the applicable agreements. For transactions with Lehman Brothers counterparties, PIMCO terminated the trades, obtained quotations from brokers for replacement trades and, where deemed appropriate, re-opened positions with new counterparties.

Where relevant the Funds have filed claims with Lehman Brothers Inc. and intend to do so with other Lehman Brothers entities, in accordance with the applicable bankruptcy proceedings. In addition, Funds that owed money to Lehman Brothers Special Financing Inc. have entered into a settlement agreement with Lehman Brothers Special Financing Inc. and have paid such amounts.

6.  FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Global Investors of America L.P. (“AGI”), and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from each Fund, at an annual rate based on average daily

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net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”), and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory and Supervisory and Administrative Fees for all classes are charged at an annual rate as noted in the following table:

	Investment Advisory Fee	Supervisory and Administrative Fee

Fund Name	All Classes	Institutional Class	Administrative Class	A, B and C Classes	Class D	Class P	Class R
Convertible Fund	0.40%	0.25%	0.25%	N/A	N/A	N/A	N/A
Diversified Income Fund	0.45%	0.30%	0.30%	0.45%	0.45%	0.40%	N/A
Floating Income Fund	0.30%	0.25%	0.25%	0.40%	0.40%	0.35%	N/A
High Yield Fund	0.25%	0.30%	0.30%	0.40%	0.40%	0.40%	0.40%
Investment Grade Corporate Bond Fund	0.25%	0.25%	0.25%	0.40%	0.40%	0.35%	N/A
Long-Term Credit Fund	0.30%	0.25%	N/A	N/A	N/A	N/A	N/A

(c) Distribution and Servicing Fees  Allianz Global Investors Distributors LLC (“AGID”) is an indirect wholly-owned subsidiary of AGI and serves as the distributor (the “Distributor”) of the Trust’s shares. The Trust is permitted to reimburse AGID on a quarterly basis, out of the Administrative Class assets of each Fund offering Administrative Class Shares in an amount up to 0.25% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Fund shares as their funding medium. Unreimbursed costs may be carried forward for reimbursement for up to twelve months beyond the date in which it is incurred, subject always to the limit that not more than 0.25% of the average daily net assets attributable to an Administrative Class may be expensed. The effective rate paid to AGID was 0.25% during the current fiscal year with no unreimbursed costs to be carried forward as of September 30, 2009.

Pursuant to the Distribution and Servicing Plans adopted by the A, B, C, D and R Classes of the Trust, the Trust compensates AGID or an affiliate for services provided and expenses incurred in connection with assistance rendered in the sale of shares and services rendered to shareholders and for maintenance of shareholder accounts of the A, B, C, D and R Classes. The Trust paid AGID distribution and servicing fees at effective rates as set forth in the following table (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Allowable Rate
	Distribution Fee	Servicing Fee
Class A
All Funds	—	0.25%
Class B
All Funds	0.75%	0.25%
Class C
Floating Income Fund	0.30%	0.25%
All other Funds	0.75%	0.25%
Class D
All Funds	—	0.25%
Class R
All Funds	0.25%	0.25%

AGID also receives the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares, except for the Money Market

Fund, and the contingent deferred sales charges paid by the shareholders upon certain redemptions of A, B and C Class shares. For the period ended September 30, 2009, AGID received $10,171,822 from the Trust representing commissions (sales charges) and contingent deferred sales charges.

(d) Redemption Fees  Prior to May 1, 2009, shareholders of certain Funds were subject to a Redemption Fee on redemptions and exchanges of 2.00% of the NAV of the Fund shares redeemed or exchanged. Effective May 1, 2009, the Funds no longer impose Redemption Fees. Actual redemption fees charged are reported on the Statements of Changes in Net Assets.

(e) Fund Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

PIMCO has agreed to waive a portion of the Long-Term Credit Fund’s Supervisory and Administrative Fees through July 31, 2010, to the extent that the payment of the Fund’s pro rata share of organizational expenses and Trustee Fees cause the actual expense ratio to rise above the rates disclosed in the then-current prospectus plus 0.0049% as set forth below (calculated as a percentage of the Fund’s average daily net assets attributable to each class):

Fund Name	Inst’l Class	Admin Class	Class A	Class C	Class D	Class P	Class R
Long-Term Credit Fund	0.55%	—	—	—	—	—	—

90	PIMCO Funds	Credit Bond Funds

(Unaudited) September 30, 2009

PIMCO may be reimbursed for these waived amounts in future periods, not to exceed thirty-six months after the waiver. Expenses that have been waived may still be reimbursed by the Administrator, to the extent the Fund’s annualized total portfolio operating expenses plus the amount so reimbursed does not exceed the operating expense limitation. The recoverable amount to the Administrator at September 30, 2009, were as follows (amounts in thousands):

Fund Name	Recoverable Amounts
Long-Term Credit Fund	$55

Each unaffiliated Trustee receives an annual retainer of $100,000, plus $9,500 for each Board of Trustees meeting attended in person, $750 ($1,000 in the case of the audit committee chair) for each committee meeting attended and $1,500 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $15,000 and each other committee chair receives an additional annual retainer of $1,500.

The PIMCO Funds Private Account Portfolio Series: Short-Term Floating NAV Portfolio (“PAPS Short-Term Floating NAV Portfolio”) does not bear Trustee Fees. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

7.  RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 6 and the accrued related party fees amounts are disclosed in the Statements of Assets and Liabilities.

Certain Funds are permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Funds from or to another fund or portfolio that are, or could be, considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the period ended September 30, 2009, the Fund below engaged in purchases and sales of securities pursuant to the Rule 17a-7 of the Act (amounts in thousands):

Fund Name	Purchases	Sales
Convertible Fund	$6,972	$151,161
Diversified Income Fund	23,194	11,837
Floating Income Fund	0	3,333
High Yield Fund	230,831	563,405
Investment Grade Corporate Bond Fund	97,981	76,640
Long-Term Credit Fund	189,231	11,160

Each Fund may invest in the PAPS Short-Term Floating NAV Portfolio to the extent permitted by the Act and rules thereunder. The PAPS Short-Term Floating NAV Portfolio is a registered investment company created for use solely by the series of the Trust and series of the PIMCO Variable Insurance Trust, another series of registered investment companies advised by PIMCO, in connection with their cash management activities. The PAPS Short-Term Floating NAV Portfolio may incur expenses related to its investment activities, but does not pay Investment Advisory or Supervisory and Administrative Fees to PIMCO. The PAPS Short-Term Floating NAV Portfolio is considered to be affiliated with the Funds. The table below shows each Fund’s transactions in and earnings from investments in the PAPS Short-Term Floating NAV Portfolio for the period ended September 30, 2009 (amounts in thousands):

Fund Name	Market Value 03/31/2009	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 09/30/2009	Dividend Income	Net Capital and Realized Gain
Convertible Fund	$171,728	$427,651	$599,408	$0	$3	$51	$59
Diversified Income Fund	21,718	508,748	427,900	(4)	102,613	148	56
Floating Income Fund	30,219	302,843	330,400	0	2,696	43	39
High Yield Fund	372,972	1,060,179	1,433,301	0	17	279	224
Investment Grade Corporate Bond Fund	698,085	1,121,861	1,658,800	0	161,330	361	263
Long-Term Credit Fund	0	358,841	347,710	0	11,149	41	18

8.  GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.

9.  PURCHASES AND SALES OF SECURITIES

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Semiannual Report	September 30, 2009	91

Notes to Financial Statements   (Cont.)

Purchases and sales of securities (excluding short-term investments) for the period ended September 30, 2009, were as follows (amounts in thousands):

	U.S. Government/Agency		All Other
Fund Name	Purchases	Sales	Purchases	Sales
Convertible Fund	$26,122	$18,301	$822,232	$1,583,277
Diversified Income Fund	1,786,139	1,995,431	1,289,524	844,540
Floating Income Fund	824,355	812,161	464,584	687,611
High Yield Fund	2,266,926	2,637,425	4,538,229	4,650,789
Investment Grade Corporate Bond Fund	6,370,108	6,942,169	5,530,869	3,675,766
Long-Term Credit Fund	59,551	53,776	1,742,853	609,403

10.  SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Convertible Fund				Diversified Income Fund				Floating Income Fund
	Six Months Ended 09/30/2009		Year Ended 03/31/2009		Six Months Ended 09/30/2009		Year Ended 03/31/2009		Six Months Ended 09/30/2009		Year Ended 03/31/2009
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	1,378	$14,148	137,897	$1,263,865	48,912	$472,062	43,610	$408,107	3,382	$27,377	95,518	$762,157
Class P	0	0	0	0	972	9,065	1	10	481	3,815	1	10
Administrative Class	2,189	24,667	4,485	58,408	48	453	146	1,395	0	0	1	6
Class D	0	0	0	0	1,142	11,086	1,110	10,186	1,366	10,817	1,997	17,155
Other Classes	0	0	0	0	4,918	47,628	6,792	64,560	3,911	30,930	4,597	39,337
Issued as reinvestment of distributions
Institutional Class	739	8,439	863	9,418	6,542	63,193	16,804	152,057	2,168	17,240	5,528	46,345
Class P	0	0	0	0	11	114	0	1	0	0	0	0
Administrative Class	33	385	31	404	16	155	45	406	0	0	0	0
Class D	0	0	0	0	70	676	208	1,893	72	574	159	1,310
Other Classes	0	0	0	0	371	3,583	1,169	10,603	253	2,038	589	4,846
Cost of shares redeemed
Institutional Class	(85,647)	(827,203)	(44,606)	(367,684)	(32,383)	(309,604)	(52,148)	(486,533)	(51,966)	(422,905)	(180,819)	(1,607,486)
Class P	0	0	0	0	(289)	(2,852)	0	0	(31)	(259)	0	0
Administrative Class	(143)	(1,550)	(4,166)	(47,274)	(21)	(204)	(158)	(1,366)	0	0	(1)	(6)
Class D	0	0	0	0	(450)	(4,286)	(1,803)	(16,314)	(862)	(6,863)	(3,830)	(31,740)
Other Classes	0	0	0	0	(3,498)	(32,770)	(12,827)	(119,381)	(2,539)	(20,081)	(15,076)	(124,341)
Net increase (decrease) resulting from Fund share transactions	(81,451)	$(781,114)	94,504	$917,137	26,361	$258,299	2,949	$25,624	(43,765)	$(357,317)	(91,336)	$(892,407)

92	PIMCO Funds	Credit Bond Funds

(Unaudited) September 30, 2009

	High Yield Fund				Investment Grade Corporate Bond Fund				Long-Term Credit Fund
	Six Months Ended 09/30/2009		Year Ended 03/31/2009		Six Months Ended 09/30/2009		Year Ended 03/31/2009		Six Months Ended 09/30/2009		Period from 03/31/2009 to 03/31/2009
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	144,867	$1,086,065	398,481	$2,912,191	236,427	$2,414,559	397,666	$3,939,312	104,850	$1,134,581	1,312	$13,120
Class P	9,795	73,644	4,675	30,930	16,801	173,858	1	10	0	0	0	0
Administrative Class	15,596	118,415	46,218	356,792	858	9,080	615	5,953	0	0	0	0
Class D	31,879	241,135	72,008	512,354	13,629	143,751	23,248	228,865	0	0	0	0
Other Classes	35,782	270,703	61,724	472,850	44,215	457,087	52,767	518,729	0	0	0	0
Issued as reinvestment of distributions
Institutional Class	20,661	159,708	35,907	270,863	12,340	130,875	7,859	76,455	1,256	14,352	0	0
Class P	122	974	4	23	49	530	0	0	0	0	0	0
Administrative Class	3,491	27,007	8,062	61,346	27	291	7	71	0	0	0	0
Class D	3,031	23,525	4,468	33,090	577	6,128	278	2,710	0	0	0	0
Other Classes	4,893	38,125	8,849	67,456	1,133	12,058	378	3,697	0	0	0	0
Cost of shares redeemed
Institutional Class	(264,060)	(1,989,470)	(239,347)	(1,765,281)	(103,365)	(1,105,007)	(87,402)	(869,520)	(340)	(3,481)	0	0
Class P	(1,460)	(11,484)	(63)	(389)	(1,847)	(19,947)	0	0	0	0	0	0
Administrative Class	(38,239)	(285,746)	(53,058)	(395,348)	(106)	(1,125)	(41)	(400)	0	0	0	0
Class D	(38,157)	(291,095)	(39,024)	(281,169)	(6,752)	(70,810)	(4,194)	(40,531)	0	0	0	0
Other Classes	(30,242)	(231,889)	(69,826)	(538,159)	(23,167)	(240,408)	(5,690)	(55,394)	0	0	0	0
Net increase (decrease) resulting from Fund share transactions	(102,041)	$(770,383)	239,078	$1,737,549	190,819	$1,910,920	385,492	$3,809,957	105,766	$1,145,452	1,312	$13,120

11.  REGULATORY AND LITIGATION MATTERS

PIMCO, a subsidiary of AGI, and PIMCO Funds are the subject of a lawsuit in the Northern District of Illinois Eastern Division in which the complaint alleges that plaintiffs each purchased and sold a 10-year Treasury note futures contract and suffered damages from an alleged shortage when PIMCO held both physical and futures positions in 10-year Treasury notes for its client accounts. In July 2007, the court granted class certification of a class consisting of those persons who purchased futures contracts to offset short positions between May 9, 2005 and June 30, 2005. Management currently believes that the complaint is without merit and PIMCO and PIMCO Funds intend to vigorously defend against this action.

In April 2006, certain registered investment companies and other funds managed by PIMCO were served in an adversary proceeding brought by the Official Committee of Asbestos Claimants of G-I Holdings, Inc. in G-I Holdings, Inc.’s bankruptcy in the District of New Jersey. In July 2004, PIMCO was named in this lawsuit and remains a defendant. The plaintiff seeks to recover for the bankruptcy estate assets that were transferred by the predecessor entity of G-I Holdings, Inc. to a wholly-owned subsidiary in 1994. The subsidiary has since issued notes, of which certain registered investment companies and other funds managed by PIMCO are alleged to be holders. The complaint alleges that in 2000, more than two hundred noteholders — including certain registered investment companies and other funds managed by PIMCO — were granted a second priority lien on the assets of the subsidiary in exchange for their consent to a refinancing transaction and the granting of a first priority lien to the lending banks. The plaintiff is seeking invalidation of the lien in favor of the noteholders and/or the value of the lien. A Plan of Reorganization (the “Plan”) is currently under consideration by the Court in the underlying bankruptcy case. If the Plan is approved, it is expected that the adversary proceeding to which PIMCO and other funds managed by PIMCO (“PIMCO Entities”) are parties will be dismissed. It is not known at this time when the Plan may be approved, if at all. In the meantime, the adversary proceeding is stayed. This matter is not expected to have a material adverse effect on the relevant PIMCO Entities.

In October 2007, the PIMCO High Yield Fund, a series of PIMCO Funds, was named in an amended complaint filed in connection with an adversary proceeding brought by the Adelphia Recovery Trust relating to the bankruptcy of Adelphia Communications Corporation (“Adelphia”) in the Southern District of New York. The plaintiff alleged that investment banks and agent banks were instrumental in developing a form of financing for Adelphia and its affiliates, known as co-borrowing facilities. According to the amended complaint, the co-borrowing facilities facilitated Adelphia’s fraud and concealed its corporate looting, and the banks who structured or made the loans knew that Adelphia was misappropriating and misusing a significant portion of the proceeds. The amended complaint asserted that such bank loans were tainted and that the purchasers of bank debt, such as the PIMCO High Yield Fund, who received payments from Adelphia on account of the bank debt, received voidable payments subject to the infirmities caused by the conduct of their transferors. The amended complaint sought to recover the payments made by Adelphia or its affiliates to the defendants, including the PIMCO High Yield Fund, by reason of the co-borrowing facilities and the disgorgement of the consideration paid to the bank debt under the Adelphia plan of reorganization. No wrongdoing was alleged against the PIMCO High Yield Fund. PIMCO and other non-agent lenders filed motions to dismiss all claims pleaded against them in the amended complaint. On June 27, 2008, the District Court Judge to whom the case was assigned issued an opinion dismissing all claims against the non-agent lenders, including PIMCO. The Judge held that the plaintiff lacked standing to bring the claims since all creditors of the debtor in the Adelphia bankruptcy were paid in full. The non-agent lenders filed a motion for entry of final judgments pursuant to Federal Rule of Civil Procedure so that the plaintiff can take an immediate appeal of the order that disposes of any remaining claims against the non-agent lenders. It is the intent that the status of the claims against the non-agent lenders can be finally determined by the Second Circuit. A stipulation and agreed order to this effect have been submitted to the District Court by counsel for the plaintiff and the non-agent lenders. The District

Semiannual Report	September 30, 2009	93

Notes to Financial Statements   (Cont.)

Court has entered the order. On July 15, 2009 the plaintiffs filed their appeal of the ruling to the Second Circuit. As a general rule, it can be expected such an appeal will take a year or more to be fully determined.

12.  FEDERAL INCOME TAX MATTERS

Each Fund intends to qualify as a regulated investment company under sub-chapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

As of September 30, 2009, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns.

As of September 30, 2009, the aggregate cost of investments was the same for federal income tax and financial statement purposes. The net unrealized appreciation/(depreciation) of investment securities for federal income tax purposes were as follows (amounts in thousands):

Fund Name	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (1)
Convertible Fund	$53,856	$(24,308)	$29,548
Diversified Income Fund	126,115	(106,484)	19,631
Floating Income Fund	30,035	(44,998)	(14,963)
High Yield Fund	488,465	(422,701)	65,764
Investment Grade Corporate Bond Fund	533,343	(16,997)	516,346
Long-Term Credit Fund	78,338	(524)	77,814

(1)

Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals, contingent payment debt instruments, treasury inflation-protected securities deflationary adjustments, passive foreign investment companies, and unamortized premium on convertible bonds for federal income tax purposes.

13.  SUBSEQUENT EVENTS

PIMCO has evaluated the possibility of subsequent events existing in the Funds’ financial statements through November 25, 2009, the date that the financial statements were available to be issued. PIMCO has determined that there are no additional material events that would require disclosure in the Funds’ financial statements through this date.

94	PIMCO Funds	Credit Bond Funds

GLOSSARY: (abbreviations that may be used in the preceding statements)	(Unaudited)

Counterparty Abbreviations:
ABN	ABN AMRO Bank, N.V.	CITI	Citigroup, Inc.	MSC	Morgan Stanley
AIG	AIG International, Inc.	CSFB	Credit Suisse First Boston	RBC	Royal Bank of Canada
BCLY	Barclays Bank PLC	DUB	Deutsche Bank AG	RBS	Royal Bank of Scotland Group PLC
BNP	BNP Paribas Bank	GSC	Goldman Sachs & Co.	SOG	Societe Generale
BOA	Bank of America	HSBC	HSBC Bank USA	SSB	State Street Bank and Trust Co.
BSN	Bank of Nova Scotia	JPM	JPMorgan Chase & Co.	UBS	UBS Warburg LLC
CBA	Commonwealth Bank of Australia	MLP	Merrill Lynch & Co., Inc.	WAC	Wachovia Bank N.A.

Currency Abbreviations:
AED	UAE Dirham	HKD	Hong Kong Dollar	PLN	Polish Zloty
ARS	Argentine Peso	HUF	Hungarian Forint	RON	Romanian New Leu
AUD	Australian Dollar	IDR	Indonesian Rupiah	RUB	Russian Ruble
BRL	Brazilian Real	ILS	Israeli Shekel	SAR	Saudi Riyal
CAD	Canadian Dollar	INR	Indian Rupee	SEK	Swedish Krona
CHF	Swiss Franc	JPY	Japanese Yen	SGD	Singapore Dollar
CLP	Chilean Peso	KRW	South Korean Won	THB	Thai Baht
CNY	Chinese Renminbi	KWD	Kuwaiti Dinar	TRY	Turkish New Lira
COP	Colombian Peso	MXN	Mexican Peso	TWD	Taiwanese Dollar
CZK	Czech Koruna	MYR	Malaysian Ringgit	UAH	Ukrainian Hryvnia
DKK	Danish Krone	NOK	Norwegian Krone	USD	United States Dollar
EGP	Egyptian Pound	NZD	New Zealand Dollar	UYU	Uruguayan Peso
EUR	Euro	PEN	Peruvian New Sol	ZAR	South African Rand
GBP	British Pound	PHP	Philippine Peso

Exchange Abbreviations:
AMEX	American Stock Exchange	ICE	IntercontinentalExchange®	NYBEX	New York Board of Trade
CBOE	Chicago Board Options Exchange	ICEX	Iceland Stock Exchange	NYMEX	New York Mercantile Exchange
CBOT	Chicago Board of Trade	KCBT	Kansas City Board of Trade	NYFE	New York Futures Exchange
CME	Chicago Mercantile Exchange	LIFFE	London International Financial Futures Exchange	NYSE	New York Stock Exchange
FTSE	Financial Times Stock Exchange	LMEX	London Metal Exchange	OTC	Over-the-Counter

Index Abbreviations:
ABX.HE	Asset-Backed Securities Index - Home Equity	DJAIGTR	Dow Jones-AIG Total Return Commodity Index	eRAFI	enhanced Research Affiliates Fundamental Index
BCC2GO1P	Barclays Capital Gas Oil 1M Deferred S2 Excess Return Index	DJAIHGTR	Dow Jones-AIG Copper Total Return Sub-Index	eRAFI EM	eRAFI Emerging Markets Index
BCC2LP1P	Barclays Capital Copper 1M Deferred S2 Excess Return Index	DJAIWHTR	Dow Jones-AIG Wheat Total Return Sub-Index	FRCPXTOB	France Consumer Price ex-Tobacco Index
CDX.EM	Credit Derivatives Index - Emerging Markets	DJUBHGTR	Dow Jones-UBS Copper Subindex Total Return	GSCITR	Goldman Sachs Commodity Total Return Index
CDX.HVol	Credit Derivatives Index - High Volatility	DJUBS	Dow Jones-UBS Commodity Index	HICP	Harmonized Index of Consumer Prices
CDX.HY	Credit Derivatives Index - High Yield	DJUBSAL	Dow Jones-UBS Aluminum Sub-Index	LCDX	Liquid Credit Derivative Index
CDX.IG	Credit Derivatives Index - Investment Grade	DJUBSLI	Dow Jones-UBS Livestock Sub-Index	MCDX	Municipal Bond Credit Derivative Index
CDX.NA	Credit Derivatives Index - North America	DJUBSNI	Dow Jones-UBS Nickel Sub-Index	SPGCCLP	S&P GSCI Crude Oil Index
CDX.XO	Credit Derivatives Index - Crossover	DJUBSPR	Dow Jones-UBS Precious Metals Sub-Index	SPGCCNTR	S&P GSCI Corn Index
CMBX	Commercial Mortgage-Backed Index	DJUBSTR	Dow Jones-UBS Commodity Index Total Return	SPGSBRP	S&P GSCI Brent Crude Index Excess Return Index
CPI	Consumer Price Index	DJUBSZS	Dow Jones-UBS Zinc Sub-Index	TUCPI	Turkey Consumer Price Index
CPTFEMU	Eurozone HICP ex-Tobacco Index	DWRTT	Dow Jones Wilshire REIT Total Return Index	UKRPI	United Kingdom Retail Price Index
DJAIGCI	Dow Jones-AIG Commodity Index	EAFE	Europe, Australasia, and Far East Stock Index	USSP	USD Swap Spread

Municipal Bond or Agency Abbreviations:
ACA	American Capital Access Holding Ltd.	FNMA	Federal National Mortgage Association	NPFGC	National Public Finance Guarantee Corporation
AGC	Assured Guaranty Corp.	FSA	Financial Security Assurance, Inc.	PSF	Public School Fund
AMBAC	American Municipal Bond Assurance Corp.	GNMA	Government National Mortgage Association	Q-SBLF	Qualified School Bond Loan Fund
BHAC	Berkshire Hathaway Assurance Corporation	GTD	Guaranteed	Radian	Radian Guaranty, Inc.
CM	California Mortgage Insurance	HUD	U.S. Department of Housing and Urban Development	ST	State
CR	Custodial Receipts	ICR	Insured Custodial Receipts	VA	Department of Veterans Affairs
FGIC	Financial Guaranty Insurance Co.	IBC	Insured Bond Certificate	XLCA	XL Capital Assurance
FHA	Federal Housing Administration	MAIA	Michigan Association of Insurance Agents
FHLMC	Federal Home Loan Mortgage Corporation	MBIA	Municipal Bond Investors Assurance

Other Abbreviations:
ABS	Asset-Backed Security	HIBOR	Hong Kong Interbank Offered Rate	PRIBOR	Prague Interbank Offered Rate
BRIBOR	Brastislava Interbank Offered Rate	ISDA	International Swaps and Derivatives Association, Inc.	REIT	Real Estate Investment Trust
CDI	Brazil Interbank Deposit Rate	JIBOR	Johannesburg Interbank Offered Rate	SIFMA	Securities Industry and Financial Markets Association
CLO	Collateralized Loan Obligation	JSC	Joint Stock Company	SPDR	Standard & Poor's Depository Receipts
CMBS	Collateralized Mortgage-Backed Security	KLIBOR	Kuala Lumpur Interbank Offered Rate	STIBOR	Stockholm Interbank Offered Rate
CMM	Constant Maturity Mortgage Rate	LIBOR	London Interbank Offered Rate	THBFIX	Thai Baht Floating-Rate Fix
CMO	Collateralized Mortgage Obligation	MBS	Mortgage-Backed Security	TIIE	Tasa de Interés Interbancaria de Equilibrio
EURIBOR	Euro Interbank Offered Rate	MSCI	Morgan Stanley Capital International	WIBOR	Warsaw Interbank Offered Rate
FFR	Federal Funds Rate	NSERO	India National Stock Exchange Interbank Offer Rate	WTI	West Texas Intermediate

Semiannual Report	September 30, 2009	95

Privacy Policy	(Unaudited)

The Funds consider customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ personal information. To ensure their shareholders’ privacy, the Funds have developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Funds and certain service providers to the Funds, such as the Funds’ investment advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial adviser or consultant, and/or from information captured on the Funds’ internet websites.

Respecting Your Privacy

As a matter of policy, the Funds do not disclose any personal or account information provided by shareholders or gathered by the Funds to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Funds. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Funds’ Distributor may also retain non-affiliated companies to market the Funds’ shares or products which use the Funds’ shares and enter into joint marketing agreements with other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Funds may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm.

Sharing Information with Third Parties

The Funds reserve the right to disclose or report personal information to non-affiliated third parties, in limited circumstances, where the Funds believe in good faith that disclosure is required under law to cooperate with regulators or law enforcement authorities, to protect their rights or property or upon reasonable request by any Fund in which a shareholder has chosen to invest. In addition, the Funds may disclose information about a shareholder’s accounts to a non-affiliated third party with the consent of the shareholder.

Sharing Information with Affiliates

The Funds may share shareholder information with their affiliates in connection with servicing their shareholders’ accounts or to provide shareholders with information about products and services that the Funds or their Advisers, principal underwriters or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Funds share may include, for example, a shareholder’s participation in one of the Funds or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), or other data about a shareholder’s accounts. The Funds’ Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Funds take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Funds have also implemented procedures that are designed to restrict access to a shareholder’s non-public personal information only to internal personnel who need to know that information in order to provide products or services to such shareholders. In order to guard a shareholder’s non-public personal information, physical, electronic and procedural safeguards are in place.

96	PIMCO Funds	Credit Bond Funds

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Supervision and Administration Agreement, Asset Allocation Sub-Advisory Agreements and Sub-Advisory Agreements	(Unaudited)

On August 10-11, 2009, the Board of Trustees (the “Board”) of PIMCO Funds (the “Trust”), including a majority of the independent Trustees, approved the Amended and Restated Investment Advisory Contract with Pacific Investment Management Company LLC (“PIMCO”) on behalf of each of the Trust’s series (the “Funds”) for an additional one-year term through August 31, 2010. The Board also considered and approved for an additional one-year term through August 31, 2010, the Supervision and Administration Agreement (together with the Amended and Restated Investment Advisory Contract, the “Agreements”) with PIMCO on behalf of the Funds. The Board also considered and approved the renewal of (i) the Asset Allocation Sub-Advisory Agreements (the “Asset Allocation Agreements”) with Research Affiliates, LLC (“RALLC”), on behalf of PIMCO All Asset Fund and PIMCO All Asset All Authority Fund, each a series of the Trust, for an additional one-year term through August 31, 2010; and (ii) the Sub-Advisory Agreements (the “Sub-Advisory Agreements”) with RALLC, on behalf of PIMCO EM Fundamental IndexPLUS™ TR Strategy Fund, PIMCO Fundamental Advantage Total Return Strategy Fund, Fundamental IndexPLUS™ Fund and PIMCO Fundamental IndexPLUS™ TR Fund, each a series of the Trust, for an additional one-year term through August 31, 2010.

The information, material factors and conclusions that formed the basis for the Board’s approvals are described below.

1.	Information Received
A.	Materials Reviewed

During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO and RALLC. At each of its quarterly meetings, the Board reviews fund investment performance and a significant amount of information relating to fund operations, including the Funds’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO and RALLC to the Trust. In considering whether to approve renewal of the Agreements, the Asset Allocation Agreements, and the Sub-Advisory Agreements, the Board also reviewed supplementary information, including comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial and profitability information regarding PIMCO and RALLC and information about the personnel providing investment management services and supervisory and administrative services to the Funds. The Board also reviewed material provided by counsel to the Trust and the independent Trustees, which included, among other things, memoranda outlining legal duties of the Board.

B.	Review Process

In connection with the renewal of the Agreements, the Asset Allocation Agreements, and the Sub-Advisory Agreements, the Board reviewed written materials prepared by PIMCO and RALLC in response to requests from counsel to the Trust. The Board also requested and received assistance and advice regarding applicable legal standards from Trust counsel, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board also heard oral presentations on matters related to the Agreements, the Asset Allocation Agreements, and the Sub-Advisory Agreements and met both as a full Board and as the independent Trustees alone, without management present, at the August 10-11, 2009 meeting. The independent Trustees also met telephonically with counsel to the Trust on August 3, 2009 to discuss the materials presented.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to recommend the renewal of the Agreements, the Asset Allocation Agreements, and the Sub-Advisory Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. This discussion is not intended to be all-inclusive. This summary describes the most important, but not all, of the factors considered by the Board.

2.	Nature, Extent and Quality of Services
A.	PIMCO, RALLC, their Personnel, and Resources

The Board considered the depth and quality of PIMCO’s investment management process, including: its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; and the overall financial strength and stability of its organization. The Board also considered that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management and research, compliance, trading, performance and portfolio accounting. The Board noted PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems. The Board also considered PIMCO’s responses to the recent challenging market environment and noted the high level of service provided during these market events, including active liquidity and collateral management, frequent pricing committee meetings and adding personnel to the pricing team, additional client communications and providing appropriate staffing and operational resources to support record trade volumes. The Board also noted that PIMCO has a Best Execution Committee and a best execution policy, which assists the Funds in obtaining the most advantageous combination of price and execution for trades.

Similarly, the Board considered the asset-allocation services provided by RALLC to the PIMCO All Asset Fund and PIMCO All Asset All Authority Fund and the sub-advisory services provided by RALLC to the PIMCO EM Fundamental IndexPLUS™ TR Strategy Fund, PIMCO Fundamental Advantage Total Return Strategy Fund, PIMCO Fundamental IndexPLUS™ Fund and PIMCO Fundamental IndexPLUS™ TR Fund. The Board considered the depth and quality of RALLC’s investment management and research capabilities, the experience and capabilities of its portfolio management personnel, and in particular the experience and capabilities of Robert Arnott, and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and by RALLC under the Asset Allocation Agreements and Sub-Advisory Agreements are likely to benefit the Funds and their shareholders.

Semiannual Report	September 30, 2009	97

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Supervision and Administration Agreement, Asset Allocation Sub-Advisory Agreements and Sub-Advisory Agreements (Cont.)

B.	Other Services

The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to the Trust and its shareholders; and its attention to matters that may involve conflicts of interest with the Trust. The Board also considered the nature, extent, quality and cost of supervisory and administrative services provided by PIMCO to the Funds under the Agreements. The Board noted that the Supervision and Administration Agreement was approved at the August 2008 Board meeting to replace the Trust’s previous Administration Agreement. The purpose of the change was to reflect the increased scope and complexity of supervisory and administrative services that PIMCO has been providing to the Trust. The Board considered the terms of Trust’s Supervision and Administration Agreement, under which the Trust pays for the administrative services it requires under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that, in recent years, the scope and complexity of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement has increased. The Board considered PIMCO’s provision of these services and supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives in the market.

Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Funds and their shareholders.

3.	Investment Performance

The Board received and examined information from PIMCO concerning the Funds’ one-, three-, five- and ten-year performance, as available, for the periods ended March 31, 2009 and other performance data, as available, for the period ended June 30, 2009 (the “PIMCO Report”) and from Lipper concerning the Funds’ one-, three-, five-, ten- and fifteen-year performance, as available, for the periods ended May 31, 2009 (the “Lipper Report”).

The Board considered information regarding both the short-term and long-term investment performance of each Fund relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 10-11, 2009 meeting. The Board noted that, as of May 31, 2009, approximately 60%, 60% and 75% of the Funds outperformed their Lipper category median over the three-year, five-year and 10-year period, respectively (based on the performance of the Institutional Class). The Trustees considered that other classes of each Fund would have substantially similar performance to that of the Institutional Class of each Fund because all of the classes are invested in the same portfolio of securities and that differences in performance among classes could be attributed to differences in each class’s different expenses. The Board also considered that the investment objectives of certain of the Funds may not be identical to those of the other funds in their respective peer groups, that the Lipper categories do not separate funds based upon maturity or duration, do not account for the funds’ hedging strategies, do not distinguish between enhanced index and actively managed equity strategies, do not include as many subsets as the Funds offer (i.e., Funds may be placed in a “catch-all” category) and do not account for certain fee waivers. The Board noted that, due to these differences, performance comparisons between certain of the Funds and their so-called peers may be inexact.

The Board noted that, of the Funds with at least 10 years of performance history, nearly two-thirds outperformed the relative benchmark indexes on a net-of-fees basis over the 10-year period ended May 31, 2009, as indicated in the PIMCO Report. The Board considered that, over periods three years and longer, nearly 75% all of the Institutional Class assets have outperformed the relative benchmark indexes net of fees, noting, however, the impact of PIMCO Total Return Fund’s size on this data. The Board also noted that, according to Lipper, the Funds generally performed well versus competitors during the recent liquidity crisis, but that a number of the Funds had underperformed in comparison to their respective benchmark indexes on a net-of-fees basis over the three- and five-year periods. The Board discussed with PIMCO the reasons for the underperformance of certain Funds. The Board also discussed actions that has been taken by PIMCO to attempt to improve performance and took note of PIMCO’s plans to monitor performance going forward. The Board also considered PIMCO’s proposal to reduce the advisory fee for the PIMCO California Short Duration Municipal Income Fund, PIMCO Municipal Bond Fund, and PIMCO Short Duration Municipal Income Fund and to reduce the supervisory and administrative fee for Institutional Class, Class P and Administrative Class shares of the PIMCO Emerging Markets Bond Fund and PIMCO Emerging Local Bond Fund. The Board noted that the expenses of these Funds currently fall below, and will continue to be lower, than the median expense ratio of the majority of competitor funds.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Funds indicates that its continued management is likely to benefit the Funds and their shareholders, and merits the approval of the continuation of the Agreements.

4.	Advisory Fees, Supervisory and Administrative Fees and Total Expenses

PIMCO reported to the Board that, in proposing fees for any Fund or class of shares, it considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Fund returns to current and potential investors. Fees charged to or proposed for different Funds for advisory services and supervisory and administrative services may vary in light of these various factors.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Funds (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds.

The Board also reviewed data comparing the Funds’ advisory fees to the standard fee rate PIMCO charges to separate accounts with a similar investment strategy, and found them to be comparable. In cases where the separate account fees were lower, the Trustees noted that the differences in fees were attributable to various factors, including

98	PIMCO Funds	Credit Bond Funds

(Unaudited)

differences in the services provided by PIMCO to the Funds, the manner in which similar portfolios may be managed, differences in liquidity and other regulatory requirements, and the fact that separate accounts may have other contractual arrangements that justify different levels of fees.

The Board also considered the Funds’ supervisory and administrative fees, comparing them to similar funds in the report supplied by Lipper. The Board considered that as the Funds’ business has become increasingly complex, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. The Board considered the Trust’s unified fee structure, under which the Trust pays for the supervisory and administrative services it requires for one set fee, and in return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that many other funds pay for these services separately, and thus it is difficult to directly compare PIMCO Funds’ unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board noted that the unified supervisory and administrative fee leads to fund fees that are fixed, rather than variable, and that the fixed fees were viewed by many in the industry as a positive attribute of the Funds. The Board concluded that the Funds’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervisory and Administration Agreement represent, in effect, a cap on fund fees that is beneficial to the Funds and their shareholders.

With respect to overall levels of Fund expenses, the Board observed that bond funds are more fee- and expense-ratio sensitive than equity funds, given the tangible impact of fees and expenses on yield, and that investors appear to be satisfied with the Funds’ performance, as evidenced by the continued growth in Fund assets. The Board noted that the total expenses for 53% of the Funds’ Class A shares and for 85% of the Funds’ Institutional Class shares fall below the median total expense of their respective Lipper Expense Group. The Board discussed with PIMCO those Funds and/or classes of Funds that had above median total expenses. The Board noted that several Funds launched in recent years have been unique products that have few, if any peers, and cannot easily be grouped with comparable funds. Upon comparing the Funds’ total expenses to other funds in the Expense Groups provided by Lipper, the Board found the Funds’ total expenses to be reasonable.

The Board noted that, with few exceptions, PIMCO has maintained Fund fees at the same guaranteed level as implemented when the unified fee was adopted, and has reduced fees on a number of Funds in prior years. The Board also considered PIMCO’s proposal to reduce the advisory fee for the PIMCO California Short Duration Municipal Income Fund, PIMCO Municipal Bond Fund, and PIMCO Short Duration Municipal Income Fund and to reduce the supervisory and administrative fee for Institutional Class, Class P and Administrative Class shares of the PIMCO Emerging Markets Bond Fund and PIMCO Emerging Local Bond Fund. The Board further noted that, although the unified fee structure does not have break points, it implicitly reflects economies of scale by fixing the absolute level of Fund fees at competitive levels even if the Funds’ operating costs rise when assets remain flat or decrease.

Based on the information presented by PIMCO, RALLC and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, as well as the total expenses of the Funds, is reasonable.

5.	Adviser Costs, Level of Profits and Economies of Scale

The Board reviewed information regarding PIMCO’s costs of providing services to the Funds as a whole, as well as the resulting level of profits to PIMCO, noting that those results were comparable to the reported results of several publicly held investment management companies. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board found that because the unified fee protects shareholders against unanticipated increases in expense ratios due to redemptions, declines in asset values, or increases in the costs of services provided or procured by PIMCO, economies of scale are implicitly recognized in the level of the unified fee (which, together with the advisory fee, serves as a proxy for the Funds’ overall expense ratios). The Board noted that PIMCO may share the benefits of economies of scale with the Funds and their shareholders by offering enhanced or additional services. The Board also considered that economies of scale may be reflected in the Funds’ share class structure, including that the Funds offer Institutional Class shares on third-party platforms that impose high investment minimums. The Board reviewed the history of the Funds’ fee structure, noting that the unified supervisory and administrative services fee was an extension of the initial “expense guarantee” under which PIMCO had agreed to maintain the expense ratio of each Fund at specified levels for a period of time. The Board noted that PIMCO had taken on the risk that Fund expenses would increase or that assets would decline over time. Finally, the Board considered that during the recent market downturn the Funds’ unified fee has protected shareholders against an increase in expenses that may accompany declines in assets. The Board concluded that the Funds’ cost structure was reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Funds, to the benefit of the Fund’s shareholders.

6.	Ancillary Benefits

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Funds. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to the Funds and their shareholders, for which they may be compensated under the unified fee, or through distribution fees paid pursuant the Funds’ Rule 12b-1 plans. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Funds, it has adopted a policy not to accept soft dollars.

Semiannual Report	September 30, 2009	99

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Supervision and Administration Agreement, Asset Allocation Sub-Advisory Agreements and Sub-Advisory Agreements (Cont.)	(Unaudited)

7.	Conclusions

Based on their review, including their consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Funds by PIMCO and RALLC continued to be excellent and favored the renewal of the Agreements, the Asset Allocation Agreements, and the Sub-Advisory Agreements. The Board concluded that the Agreements, the Asset Allocation Agreements, and the Sub-Advisory Agreements continued to be fair and reasonable to the Funds and their shareholders, that the Funds’ shareholders received reasonable value in return for the fees paid to PIMCO by the Funds under the Agreements, and the fees paid to RALLC by PIMCO under the Asset Allocation Agreements, and that the renewal of the Agreements and the Asset Allocation Agreements was in the best interests of the Funds and their shareholders.

100	PIMCO Funds	Credit Bond Funds

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, CA 92660

Distributor

Allianz Global Investors Distributors LLC

1345 Avenue of the Americas

New York, NY 10105

Custodian

State Street Bank and Trust Company

801 Pennsylvania

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services

330 W. 9th Street

Kansas City, MO 64105

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Funds.

PI_1527502 _00 SAR 9/30/09

Semiannual Report September 30, 2009

RealRetirement®Funds

RealRetirement®2010 Fund

RealRetirement®2020 Fund

RealRetirement®2030 Fund

RealRetirement®2040 Fund

RealRetirement®2050 Fund

		Page

Chairman’s Letter		2
Important Information About the Funds		4
Benchmark Descriptions		11
Financial Highlights		12
Statements of Assets and Liabilities		22
Statements of Operations		23
Statements of Changes in Net Assets		24
Notes to Financial Statements		36
Glossary		46
Privacy Policy		47
Approval of Renewal of the Amended and Restated Investment Advisory Contract, Supervision and Administration Agreement, Asset Allocation Sub-Advisory Agreements and Sub-Advisory Agreements		48

FUND	Fund Summary	Schedule of Investments

RealRetirement® 2010 Fund	6	26
RealRetirement® 2020 Fund	7	28
RealRetirement® 2030 Fund	8	30
RealRetirement® 2040 Fund	9	32
RealRetirement® 2050 Fund	10	34

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by PIMCO Funds as the policies and procedures that PIMCO will use when voting proxies on behalf of the Funds. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of each Fund, and information about how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at 1-866-746-2606, on the Funds’ website at www.pimco-funds.com (for Institutional Class and Administrative Class Shares), on the Allianz Global Investors Distributors’ website at www.allianzinvestors.com (for Class A, C, D, and R Shares) and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PIMCO Funds files a complete schedule of each Fund’s portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Funds’ Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and is available without charge, upon request, by calling the Trust at 1-866-746-2606 and on the Funds’ website at www.pimco-funds.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Funds are distributed by Allianz Global Investors Distributors LLC, 1345 Avenue of the Americas, New York, NY 10105-4800, www.pimco-funds.com, 1-800-927-4648.

The Semiannual Reports for the other series of the PIMCO Funds are printed separately.

Chairman’s Letter

Dear PIMCO Funds Shareholder:

Financial markets and the broader economy generally stabilized during the fiscal reporting period and most asset classes higher on the risk spectrum gained significantly from the lows reached in March 2009. Government policy initiatives, centered on unprecedented monetary stimulus and near zero short-term interest rates, were the primary contributors to improved economic stability and the recent market rally. However, the requirements for a sustained global economic recovery are complex and challenging. In the U.S. alone, consumer indebtedness is at a level greater than likely income potential and credit availability, unemployment remains high, and many major banking institutions continue to focus on rebuilding their balance sheet in lieu of lending to consumers and businesses. In this uncertain environment, we believe that an understanding of the many market risk factors is critical to both portfolio allocation and in determining the effectiveness of investment opportunities for our clients. As such, we remain focused and committed to guide our clients through the ongoing uncertainty, while continuing to stay at the forefront of risk management and market opportunities.

Highlights of the financial markets during the six-month reporting period include:

■

The Federal Reserve maintained a target range for the Federal Funds Rate of 0.00% to 0.25% and the Bank of England kept its key-lending rate at 0.50%, while the European Central Bank reduced its overnight rate to 1.00%. The Bank of Japan maintained its lending rate at 0.10%.

■

Yields on government bonds generally increased in most developed markets as investors moved into riskier asset classes. The yield on the ten-year U.S. Treasury note increased 0.64% to end the period at 3.31%. The Barclays Capital U.S. Aggregate Index, a widely used index of U.S. Treasury, investment-grade corporate and mortgage-backed securities, returned 5.59% for the reporting period.

■

Agency mortgage-backed securities (“MBS”) outperformed like-duration U.S. Treasury securities as the Federal Reserve’s MBS Purchase Program helped to compress mortgage yield premiums closer to pre-crisis levels. Non-Agency MBS (not backed by a U.S. Government guarantee) performed well due to expected demand from the Public-Private Investment Program (“PPIP”) as well as from renewed interest in riskier assets. Consumer asset-backed securities (“ABS”) also outperformed like-duration U.S. Treasury securities due to robust demand for assets issued through the Federal Reserve’s Term Asset-Backed Securities Loan Facility (“TALF”) and the re-emergence of unleveraged cash investors, such as pension funds and insurance companies.

■

Corporate bonds, primarily high-yield, represented one of the best performing fixed-income asset classes during the reporting period. Corporate bond premiums to U.S. Treasury securities continued to tighten and approached levels last seen in 2007 as fund flows into corporate bonds were strong and the supply of available bonds began to contract slightly after years of high single-digit growth. Performance was strongest in the financial sector, which gained from improved asset valuations, a continued profitable steep yield curve, and increased fee-based income from underwritings as capital markets revived during the reporting period.

2	PIMCO Funds	RealRetirement® Funds

■

Municipal bonds outperformed U.S. Treasury securities and municipal yield ratios moved back closer to historical averages after widening dramatically in 2008. Inflows into municipal funds remained strong amid heightened expectations for future tax increases and interest in municipal bonds as part of an individual’s asset allocations. The supply of new issue tax-exempt municipal bonds was relatively light as issuance was diverted into taxable Build America Bonds. The Barclays Capital Municipal Bond Index returned 9.38% for the reporting period.

■

U.S. Treasury Inflation-Protected Securities (“TIPS”) outperformed their nominal U.S. Treasury counterparts as the principal value of TIPS was adjusted higher due to positive inflation and the decline in real yields. The Barclays Capital U.S. TIPS Index returned 3.76% for the reporting period. Futures’ prices on most commodities recovered strongly, as measured by the Dow Jones-UBS Commodity Index Total Return, which returned 16.41% for the reporting period.

■

Emerging Markets (“EM”) bonds denominated in U.S. dollars outperformed U.S. Treasury securities as credit premiums tightened on most EM bonds amid an increase in risk appetite and positive flows into the EM sector. EM assets denominated in local currency also had strong returns led by monetary stimulus by most EM countries to counter the worldwide recession. EM currency appreciation aided performance of most EM local assets during the reporting period.

■

Equity markets worldwide trended higher, rebounding from lows reached in March 2009 as investors returned due to the low value of certain equities and the peak in the liquidation cycle. U.S. equities, as measured by the S&P 500 Index, returned 34.02% and international equities, as represented by the MSCI World Index, returned 41.81% for the reporting period.

On the following pages of this PIMCO Funds Semiannual Report, you will find specific details as to each Fund’s total return investment performance and a discussion of those factors that most affected performance.

Thank you again for the trust you have placed in us. We never take it lightly and will continue to work diligently to meet your investment needs. If you have any questions regarding any of your PIMCO Funds investments, please contact your account manager, or call one of our shareholder associates at 1-866-746-2606. We also invite you to visit our website at www.pimco-funds.com or our investment manager’s website at www.pimco.com.

Sincerely,

Brent R. Harris

President, and Chairman of the Board, PIMCO Funds

November 10, 2009

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

Semiannual Report	September 30, 2009	3

Important Information About the Funds

This material is authorized for use only when preceded or accompanied by the current PIMCO Funds prospectuses. Investors should consider the investment objectives, risks, charges and expenses of these Funds carefully before investing. This and other information is contained in the Funds’ prospectus. Please read the prospectus carefully before you invest or send money.

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a Fund are likely to decrease in value. The price volatility of fixed-income securities can also increase during periods of rising interest rates resulting in increased losses to a Fund.

Bond funds and individual bonds with a longer duration (a measure of the expected life of a security) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations.

The Funds are intended for investors who prefer to have their asset allocation decisions made by professional money managers and are designed to offer individual investors comprehensive asset allocation strategies tailored to the time when they expect to retire or to begin withdrawing assets. Each Fund is designed for investors expecting to retire or to begin withdrawing portions of their investments around the year indicated in the Fund’s name. The retirement year included in the Fund’s name does not necessarily represent the specific year you expect to begin withdrawing your assets. It is intended only as a general guide.

The Funds are designed to provide investors with a comprehensive retirement solution tailored to the time when they expect to retire and plan to start withdrawing money (the “target date”). Each Fund follows a target asset allocation schedule that changes over time to help reduce portfolio risk, increasing its exposure to conservative investments as the target date approaches. The principal value of the Fund is not guaranteed at any time, including the target date. The Fund’s shareholders may experience losses, including losses near, at, or after the target year indicated in the RealRetirement Fund’s name.

The Funds may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: allocation risk, acquired fund risk, interest rate risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, commodity risk, equity risk, mortgage-related and other asset-backed risk, foreign (non-U.S.) investment risk, real estate risk, emerging markets risk, currency risk, issuer non-diversification risk, leveraging risk, smaller company risk, management risk, short sale risk, tax risk, and subsidiary risk. A complete description of these and other risks is contained in each Fund’s prospectus. The Funds may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that a fund could not close out a position when it would be most advantageous to do so. Funds investing in derivatives could lose more than the principal amount invested in these instruments. Investing in non-U.S. securities may entail risk due to non-U.S. economic and political developments; this risk may be increased when investing in emerging markets. High-yield bonds typically have a lower credit rating than other bonds. Lower-rated bonds generally involve a greater risk to principal than higher-rated bonds. Smaller companies may be more volatile than larger companies and may entail more risk. Concentrating investments in individual sectors may add additional risk and volatility compared to a diversified fund. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio.

On each individual Fund Summary page in this Semiannual Report, the Average Annual Total Return table and Cumulative Returns Chart measure performance assuming that all dividend and capital gain distributions were reinvested. Returns do not reflect the deduction of taxes that a shareholder would pay on (i) Fund distributions or (ii) the redemption of Fund shares. Class A Shares are subject to an initial sales charge. Class C shares are subject to a 1% contingent deferred sales charge (“CDSC”), which may apply in the first year. A CDSC may be imposed in certain circumstances on Class A shares that are purchased without a front-end sales charge at the time of purchase. The Cumulative Returns Chart reflects only Institutional Class, Class A, Class C, Class D, and Class R performance. Each share class performance is net of fees and expenses—the Administrative Class total expenses are 0.25% higher than the total expenses of the Institutional Share Class of the respective Fund. The Cumulative Return chart assumes the initial investment of $10,000 was made at the beginning of the first full month following the class’s inception. The chart and Average Annual Total Return tables reflect any sales load that would have applied at the time of purchase or any CDSC that would have applied if a full redemption occurred on the last business day of the most recent fiscal year. Results assume that all dividends and capital gain distributions were reinvested. Results assume fees and expenses and results do not take into account the effect of taxes. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

4	PIMCO Funds	RealRetirement® Funds

Important Information About the Funds  (Cont.)

For periods prior to the inception date of the Administrative Class, Class A, Class C, Class D and Class R Shares, performance information shown is based on the performance of the Fund’s Institutional Class Shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by the Administrative Class, Class A, Class C, Class D and Class R Shares. The Institutional Class, Class A and Class D Shares of the RealRetirement® 2010 Fund, RealRetirement® 2020 Fund, RealRetirement® 2030 Fund, RealRetirement® 2040 Fund and RealRetirement® 2050 Fund (together, the “RealRetirement® Funds”) were first offered in March 2008. The Administrative Class Shares of the RealRetirement® Funds were first offered in June 2008. The Class C and Class R Shares of the RealRetirement® Funds were first offered in July 2008. A Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

An investment in a Fund is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Funds.

The Funds are intended for investors who prefer to have their asset allocation decisions made by professional money managers and are designed to offer individual investors comprehensive asset allocation strategies tailored to the time when they expect to retire or to begin withdrawing assets. Each Fund is designed for investors expecting to retire or to begin withdrawing portions of their investments around the year indicated in the Fund’s name. The retirement year included in the Fund’s name does not necessarily represent the specific year you expect to need your assets. It is intended only as a general guide.

The following disclosure provides important information regarding each Fund’s Expense Example (“Example” or “Expense Example”), which appears on the Fund’s individual page in this Semiannual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of April 1, 2009 to September 30, 2009.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class, in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the advisory and supervisory and administrative fees such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

Semiannual Report	September 30, 2009	5

PIMCO RealRetirement® 2010 Fund

Institutional Class	PRIEX
Administrative Class	PRNAX
Class A	PTNAX
Class C	PTNCX
Class D	PTNDX
Class R	PTNRX

Cumulative Returns Through September 30, 2009

$5,000,000 invested at the beginning of the first full month following the inception of the Institutional Class. The minimum initial investment amount for Institutional Class or Administrative Class Shares is $5,000,000. The minimum initial investment amount for Class A, Class C or Class D Shares is $1,000.

PIMCO Funds Allocation‡

Short-Term Instruments	26.7%
Total Return Fund	19.5%
Real Return Fund	14.4%
International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged)	12.8%
RealEstateRealReturn Strategy Fund	7.9%
StocksPLUS® Fund	6.0%
Other	12.7%
‡	% of Total Investments as of 09/30/09

Average Annual Total Return for the period ended September 30, 2009
	6 Months*	1 Year	Fund Inception (03/31/08)
PIMCO RealRetirement® 2010 Fund Institutional Class	22.51%	6.62%	0.91%
PIMCO RealRetirement® 2010 Fund Administrative Class	22.56%	6.41%	0.70%
PIMCO RealRetirement® 2010 Fund Class A	22.31%	6.05%	0.37%
PIMCO RealRetirement® 2010 Fund Class A (adjusted)	15.64%	0.21%	-3.32%
PIMCO RealRetirement® 2010 Fund Class C (adjusted)	20.77%	4.34%	-0.41%
PIMCO RealRetirement® 2010 Fund Class D	22.25%	5.99%	0.31%
PIMCO RealRetirement® 2010 Fund Class R	22.07%	5.66%	0.03%
Dow Jones Real ReturnSM 2010 Index	13.21%	7.91%	-0.25%
Lipper Mixed-Asset Target 2010 Funds Average	24.34%	3.00%	-4.15%

* Cumulative return. All Fund returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For Class A, C, D and R performance current to the most recent month-end, visit www.allianzinvestors.com. Institutional and Administrative Class performance data current to the most recent month-end is available at www.pimco-funds.com or by calling (800) 927-4648. The adjusted returns take into account the maximum sales charge of 5.5% on A shares and 1% CDSC on C shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. The Fund’s gross expense ratios are 2.30% for Class A shares, 3.05% for Class C shares, 2.30% for Class D shares, 2.55% for Class R shares, 1.70% for Institutional Class shares and 1.95% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated 10/01/09, as supplemented to date.

“Dow JonesSM” and “Dow Jones Real Return Target Date IndexesSM” are service marks of Dow Jones & Company, Inc. (“Dow Jones”). The Dow Jones Real Return Target Date Indexes are proprietary to Dow Jones and/or its licensors.

Expense Example	Actual Performance
	Institutional Class	Administrative Class	Class A	Class C	Class D	Class R
Beginning Account Value (04/01/09)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (09/30/09)	$1,225.10	$1,225.65	$1,223.08	$1,217.70	$1,222.48	$1,220.73
Expenses Paid During Period†	$1.73	$3.12	$5.07	$9.23	$5.07	$6.46

Expense Example	Hypothetical Performance
	(5% return before expenses)
	Institutional Class	Administrative Class	Class A	Class C	Class D	Class R
Beginning Account Value (04/01/09)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (09/30/09)	$1,023.51	$1,022.26	$1,020.51	$1,016.75	$1,020.51	$1,019.25
Expenses Paid During Period†	$1.57	$2.84	$4.61	$8.39	$4.61	$5.87

† For each class of the Fund, expenses are equal to the net annualized expense ratio for the class (0.31% for Institutional Class, 0.56% for Administrative Class, 0.91% for Class A, 1.66% for Class C, 0.91% for Class D and 1.16% for Class R), multiplied by the average account value over the period, multiplied by 183/365 for the Institutional Class, Administrative Class, Class A, Class C, Class D, and Class R (to reflect the one-half year period). The annualized expense ratio of 0.31% for Institutional Class, 0.56% for Administrative Class, 0.91% for Class A, 1.66% for Class C, 0.91% for Class D and 1.16% for Class R reflects net annualized expenses after application of an expense waiver of 0.44%.

Please refer to page 5 herein for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO RealRetirement® 2010 Fund seeks to maximize real return, consistent with preservation of real capital and prudent investment management, during the accumulation years and current income during the retirement years.

»

The Fund’s target allocation, based on a “glide path” developed by PIMCO, produced positive total returns, as most asset classes in the target allocation gained over the period. The “glide path” is comprised of target asset allocations that change over time, generally becoming more conservative as the Fund approaches the target date and beyond.

»	Although the Fund underperformed the target allocation, based on a “glide path” developed by PIMCO, the Fund outperformed its benchmark index, the Dow Jones Real Return 2010 Index, during the period.

»

A target allocation to U.S. and global equities, primarily through the PIMCO StocksPLUS® Fund and PIMCO International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged), benefited performance as returns for both underlying PIMCO Funds were positive over the period.

»	A target allocation to U.S. core bonds, through the PIMCO Total Return Fund, provided a positive absolute return as the underlying PIMCO Fund posted positive returns over the period.

»

A target allocation to real assets, such as commodities and Real Estate Investment Trusts (“REITs”) through the PIMCO CommodityRealReturn Strategy Fund® and PIMCO RealEstateRealReturn Strategy Fund, benefited performance as returns for both underlying PIMCO Funds were positive over the period.

6	PIMCO Funds	RealRetirement® Funds

PIMCO RealRetirement® 2020 Fund

Institutional Class	PRWIX
Administrative Class	PFNAX
Class A	PTYAX
Class C	PTYCX
Class D	PTYDX
Class R	PTYRX

Cumulative Returns Through September 30, 2009

$5,000,000 invested at the beginning of the first full month following the inception of the Institutional Class. The minimum initial investment amount for Institutional Class or Administrative Class Shares is $5,000,000. The minimum initial investment amount for Class A, Class C or Class D Shares is $1,000.

PIMCO Funds Allocation‡

Short-Term Instruments	35.5%
Total Return Fund	13.5%
International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged)	13.3%
Real Return Fund	9.9%
RealEstateRealReturn Strategy Fund	7.3%
StocksPLUS® Fund	6.2%
Global Advantage Strategy Bond Fund	5.2%
Other	9.1%
‡	% of Total Investments as of 09/30/09

Average Annual Total Return for the period ended September 30, 2009
	6 Months*	1 Year	Fund Inception (03/31/08)
PIMCO RealRetirement® 2020 Fund Institutional Class	25.67%	4.52%	-1.12%
PIMCO RealRetirement® 2020 Fund Administrative Class	25.53%	4.39%	-1.35%
PIMCO RealRetirement® 2020 Fund Class A	25.15%	3.88%	-1.79%
PIMCO RealRetirement® 2020 Fund Class A (adjusted)	18.30%	-1.80%	-5.41%
PIMCO RealRetirement® 2020 Fund Class C (adjusted)	24.00%	2.45%	-0.61%
PIMCO RealRetirement® 2020 Fund Class D	25.29%	3.88%	-1.72%
PIMCO RealRetirement® 2020 Fund Class R	25.18%	3.68%	-1.91%
Dow Jones Real ReturnSM 2020 Index	17.15%	5.85%	-2.20%
Lipper Mixed-Asset Target 2020 Funds Average	28.81%	0.84%	-6.89%

* Cumulative return. All Fund returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For Class A, C, D and R performance current to the most recent month-end, visit www.allianzinvestors.com. Institutional and Administrative Class performance data current to the most recent month-end is available at www.pimco-funds.com or by calling (800) 927-4648. The adjusted returns take into account the maximum sales charge of 5.5% on A shares and 1% CDSC on C shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. The Fund’s gross expense ratios are 2.38% for Class A shares, 3.13% for Class C shares, 2.38% for Class D shares, 2.63% for Class R shares, 1.78% for Institutional Class shares and 2.03% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated 10/01/09, as supplemented to date.

“Dow JonesSM” and “Dow Jones Real Return Target Date IndexesSM” are service marks of Dow Jones & Company, Inc. (“Dow Jones”). The Dow Jones Real Return Target Date Indexes are proprietary to Dow Jones and/or its licensors.

Expense Example	Actual Performance
	Institutional Class	Administrative Class	Class A	Class C	Class D	Class R
Beginning Account Value (04/01/09)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (09/30/09)	$1,256.66	$1,255.32	$1,251.49	$1,250.04	$1,252.94	$1,251.80
Expenses Paid During Period†	$1.75	$3.17	$5.42	$9.36	$5.14	$7.73

Expense Example	Hypothetical Performance
	(5% return before expenses)
	Institutional Class	Administrative Class	Class A	Class C	Class D	Class R
Beginning Account Value (04/01/09)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (09/30/09)	$1,023.51	$1,022.26	$1,020.26	$1,016.75	$1,020.51	$1,018.20
Expenses Paid During Period†	$1.57	$2.84	$4.86	$8.39	$4.61	$6.93

† For each class of the Fund, expenses are equal to the net annualized expense ratio for the class (0.31% for Institutional Class, 0.56% for Administrative Class, 0.96% for Class A, 1.66% for Class C, 0.91% for Class D and 1.37% for Class R), multiplied by the average account value over the period, multiplied by 183/365 for the Institutional Class, Administrative Class, Class A, Class C, Class D, and Class R (to reflect the one-half year period). The annualized expense ratio of 0.31% for Institutional Class, 0.56% for Administrative Class, 0.96% for Class A, 1.66% for Class C, 0.91% for Class D and 1.37% for Class R reflects net annualized expenses after application of an expense waiver of 0.44%, 0.44%, 0.39%, 0.44%, 0.44% and 0.23% for Institutional Class, Administrative Class, Class A, Class C, Class D, and Class R respectively.

Please refer to page 5 herein for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO RealRetirement® 2020 Fund seeks to maximize real return, consistent with preservation of real capital and prudent investment management, during the accumulation years and current income during the retirement years.

»

The Fund’s target allocation, based on a “glide path” developed by PIMCO, produced positive total returns, as most asset classes in the target allocation gained over the period. The “glide path” is comprised of target asset allocations that change over time, generally becoming more conservative as the Fund approaches the target date and beyond.

»	Although the Fund underperformed the target allocation, based on a “glide path” developed by PIMCO, the Fund outperformed its benchmark index, the Dow Jones Real Return 2020 Index, during the period.

»

A target allocation to U.S. and global equities, primarily through the PIMCO StocksPLUS® Fund and PIMCO International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged), benefited performance as returns for both underlying PIMCO Funds were positive over the period.

»	A target allocation to U.S. core bonds, through the PIMCO Total Return Fund, provided a positive absolute return as the underlying PIMCO Fund posted positive returns over the period.

»

A target allocation to real assets, such as commodities and Real Estate Investment Trusts (“REITs”) through the PIMCO CommodityRealReturn Strategy Fund® and PIMCO RealEstateRealReturn Strategy Fund, benefited performance as returns for both underlying PIMCO Funds were positive over the period.

Semiannual Report	September 30, 2009	7

PIMCO RealRetirement® 2030 Fund

Institutional Class	PRLIX
Administrative Class	PNLAX
Class A	PEHAX
Class C	PEHCX
Class D	PEHDX
Class R	PEHRX

Cumulative Returns Through September 30, 2009

$5,000,000 invested at the beginning of the first full month following the inception of the Institutional Class. The minimum initial investment amount for Institutional Class or Administrative Class Shares is $5,000,000. The minimum initial investment amount for Class A, Class C or Class D Shares is $1,000.

PIMCO Funds Allocation‡

Short-Term Instruments	27.9%
International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged)	16.7%
Total Return Fund	10.9%
StocksPLUS® Fund	9.4%
RealEstateRealReturn Strategy Fund	8.7%
Global Advantage Strategy Bond Fund	7.8%
CommodityRealReturn Strategy Fund®	6.5%
Purchased Options	5.0%
Other	7.1%
‡	% of Total Investments as of 09/30/09

Average Annual Total Return for the period ended September 30, 2009
	6 Months*	1 Year	Fund Inception (03/31/08)
PIMCO RealRetirement® 2030 Fund Institutional Class	29.89%	1.91%	-3.60%
PIMCO RealRetirement® 2030 Fund Administrative Class	29.53%	1.67%	-3.83%
PIMCO RealRetirement® 2030 Fund Class A	29.34%	1.24%	-4.23%
PIMCO RealRetirement® 2030 Fund Class A (adjusted)	22.30%	-4.35%	-7.77%
PIMCO RealRetirement® 2030 Fund Class C (adjusted)	27.89%	-0.19%	-3.67%
PIMCO RealRetirement® 2030 Fund Class D	29.36%	1.18%	-4.24%
PIMCO RealRetirement® 2030 Fund Class R	29.24%	1.00%	-4.43%
Dow Jones Real ReturnSM 2030 Index	26.14%	1.49%	-6.40%
Lipper Mixed-Asset Target 2030 Funds Average	35.01%	-1.22%	-9.24%

* Cumulative return. All Fund returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For Class A, C, D and R performance current to the most recent month-end, visit www.allianzinvestors.com. Institutional and Administrative Class performance data current to the most recent month-end is available at www.pimco-funds.com or by calling (800) 927-4648. The adjusted returns take into account the maximum sales charge of 5.5% on A shares and 1% CDSC on C shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. The Fund’s gross expense ratios are 2.48% for Class A shares, 3.23% for Class C shares, 2.48% for Class D shares, 2.73% for Class R shares, 1.88% for Institutional Class shares and 2.13% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated 10/01/09, as supplemented to date.

“Dow JonesSM” and “Dow Jones Real Return Target Date IndexesSM” are service marks of Dow Jones & Company, Inc. (“Dow Jones”). The Dow Jones Real Return Target Date Indexes are proprietary to Dow Jones and/or its licensors.

Expense Example	Actual Performance
	Institutional Class	Administrative Class	Class A	Class C	Class D	Class R
Beginning Account Value (04/01/09)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (09/30/09)	$1,298.85	$1,295.27	$1,293.38	$1,288.92	$1,293.59	$1,292.41
Expenses Paid During Period†	$2.02	$3.45	$5.75	$10.04	$5.75	$8.22

Expense Example	Hypothetical Performance
	(5% return before expenses)
	Institutional Class	Administrative Class	Class A	Class C	Class D	Class R
Beginning Account Value (04/01/09)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (09/30/09)	$1,023.31	$1,022.06	$1,020.05	$1,016.29	$1,020.05	$1,017.90
Expenses Paid During Period†	$1.78	$3.04	$5.06	$8.85	$5.06	$7.23

† For each class of the Fund, expenses are equal to the net annualized expense ratio for the class (0.35% for Institutional Class, 0.60% for Administrative Class, 1.00% for Class A, 1.75% for Class C, 1.00% for Class D and 1.43% for Class R), multiplied by the average account value over the period, multiplied by 183/365 for the Institutional Class, Administrative Class, Class A, Class C, Class D, and Class R (to reflect the one-half year period). The annualized expense ratio of 0.35% for Institutional Class, 0.60% for Administrative Class, 1.00% for Class A, 1.75% for Class C, 1.00% for Class D and 1.43% for Class R reflects net annualized expenses after application of an expense waiver of 0.47%, 0.37%, 0.42%, 0.42%, 0.42% and 0.24% for Institutional Class, Administrative Class, Class A, Class C, Class D, and Class R respectively.

Please refer to page 5 herein for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO RealRetirement® 2030 Fund seeks to maximize real return, consistent with preservation of real capital and prudent investment management, during the accumulation years and current income during the retirement years.

»

The Fund’s target allocation, based on a “glide path” developed by PIMCO, produced positive total returns, as most asset classes in the target allocation gained over the period. The “glide path” is comprised of target asset allocations that change over time, generally becoming more conservative as the Fund approaches the target date and beyond.

»	Although the Fund underperformed the target allocation, based on a “glide path” developed by PIMCO, the Fund outperformed its benchmark index, the Dow Jones Real Return 2030 Index, during the period.

»

A target allocation to U.S. and global equities, primarily through the PIMCO StocksPLUS® Fund and PIMCO International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged), benefited performance as returns for both underlying PIMCO Funds were positive over the period.

»	A target allocation to U.S. core bonds, through the PIMCO Total Return Fund, provided a positive absolute return as the underlying PIMCO Fund posted positive returns over the period.

»

A target allocation to real assets, such as commodities and Real Estate Investment Trusts (“REITs”) through the PIMCO CommodityRealReturn Strategy Fund® and PIMCO RealEstateRealReturn Strategy Fund, benefited performance as returns for both underlying PIMCO Funds were positive over the period.

8	PIMCO Funds	RealRetirement® Funds

PIMCO RealRetirement® 2040 Fund

Institutional Class	PROIX
Administrative Class	PEOAX
Class A	POFAX
Class C	POFCX
Class D	POFDX
Class R	POFRX

Cumulative Returns Through September 30, 2009

PIMCO Funds Allocation‡

Short-Term Instruments	23.0%
International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged)	18.5%
StocksPLUS® Fund	13.4%
Global Advantage Strategy Bond Fund	12.0%
RealEstateRealReturn Strategy Fund	9.7%
Exchange-Traded Funds	7.4%
CommodityRealReturn Strategy Fund®	6.8%
Purchased Options	5.5%
Other	3.7%
‡	% of Total Investments as of 09/30/09

$5,000,000 invested at the beginning of the first full month following the inception of the Institutional Class. The minimum initial investment amount for Institutional Class or Administrative Class Shares is $5,000,000. The minimum initial investment amount for Class A, Class C or Class D Shares is $1,000.

Average Annual Total Return for the period ended September 30, 2009
	6 Months*	1 Year	Fund Inception (03/31/08)
PIMCO RealRetirement® 2040 Fund Institutional Class	39.42%	2.50%	-4.67%
PIMCO RealRetirement® 2040 Fund Administrative Class	39.35%	2.30%	-4.94%
PIMCO RealRetirement® 2040 Fund Class A	39.20%	1.99%	-5.26%
PIMCO RealRetirement® 2040 Fund Class A (adjusted)	31.54%	-3.66%	-8.75%
PIMCO RealRetirement® 2040 Fund Class C (adjusted)	37.46%	0.36%	-4.88%
PIMCO RealRetirement® 2040 Fund Class D	39.22%	1.93%	-5.20%
PIMCO RealRetirement® 2040 Fund Class R	38.81%	1.75%	-5.46%
Dow Jones Real ReturnSM 2040 Index	35.32%	-2.46%	-10.32%
Lipper Mixed-Asset Target 2040 Funds Average	38.05%	-2.07%	-10.11%

* Cumulative return. All Fund returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For Class A, C, D and R performance current to the most recent month-end, visit www.allianzinvestors.com. Institutional and Administrative Class performance data current to the most recent month-end is available at www.pimco-funds.com or by calling (800) 927-4648. The adjusted returns take into account the maximum sales charge of 5.5% on A shares and 1% CDSC on C shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. The Fund’s gross expense ratios are 2.58% for Class A shares, 3.33% for Class C shares, 2.58% for Class D shares, 2.83% for Class R shares, 1.98% for Institutional Class shares and 2.23% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated 10/01/09, as supplemented to date.

“Dow JonesSM” and “Dow Jones Real Return Target Date IndexesSM” are service marks of Dow Jones & Company, Inc. (“Dow Jones”). The Dow Jones Real Return Target Date Indexes are proprietary to Dow Jones and/or its licensors.

Expense Example	Actual Performance
	Institutional Class	Administrative Class	Class A	Class C	Class D	Class R
Beginning Account Value (04/01/09)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (09/30/09)	$1,394.23	$1,393.51	$1,392.03	$1,384.61	$1,392.18	$1,388.13
Expenses Paid During Period†	$2.52	$4.02	$6.12	$10.58	$6.12	$7.60

Expense Example	Hypothetical Performance
	(5% return before expenses)
	Institutional Class	Administrative Class	Class A	Class C	Class D	Class R
Beginning Account Value (04/01/09)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (09/30/09)	$1,022.96	$1,021.71	$1,019.95	$1,016.19	$1,019.95	$1,018.70
Expenses Paid During Period†	$2.13	$3.40	$5.16	$8.95	$5.16	$6.43

† For each class of the Fund, expenses are equal to the net annualized expense ratio for the class (0.42% for Institutional Class, 0.67% for Administrative Class, 1.02% for Class A, 1.77% for Class C, 1.02% for Class D and 1.27% for Class R), multiplied by the average account value over the period, multiplied by 183/365 for the Institutional Class, Administrative Class, Class A, Class C, Class D, and Class R (to reflect the one-half year period). The annualized expense ratio of 0.42% for Institutional Class, 0.67% for Administrative Class, 1.02% for Class A, 1.77% for Class C, 1.02% for Class D and 1.27% for Class R reflects net annualized expenses after application of an expense waiver of 0.43%.

Please refer to page 5 herein for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO RealRetirement® 2040 Fund seeks to maximize real return, consistent with preservation of real capital and prudent investment management, during the accumulation years and current income during the retirement years.

»

The Fund’s target allocation, based on a “glide path” developed by PIMCO, produced positive total returns, as most asset classes in the target allocation gained over the period. The “glide path” is comprised of target asset allocations that change over time, generally becoming more conservative as the Fund approaches the target date and beyond.

»	Although the Fund underperformed the target allocation, based on a “glide path” developed by PIMCO, the Fund outperformed its benchmark index, the Dow Jones Real Return 2040 Index, during the period.

»

A target allocation to U.S. and global equities, primarily through the PIMCO StocksPLUS® Fund and PIMCO International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged), benefited performance as returns for both underlying PIMCO Funds were positive over the period.

»	A target allocation to U.S. core bonds, through the PIMCO Total Return Fund, provided a positive absolute return as the underlying PIMCO Fund posted positive returns over the period.

»

A target allocation to real assets, such as commodities and Real Estate Investment Trusts (“REITs”) through the PIMCO CommodityRealReturn Strategy Fund® and PIMCO RealEstateRealReturn Strategy Fund, benefited performance as returns for both underlying PIMCO Funds were positive over the period.

Semiannual Report	September 30, 2009	9

PIMCO RealRetirement® 2050 Fund

Institutional Class	PRMIX
Administrative Class	POTAX
Class A	PFYAX
Class C	PFYCX
Class D	PFYDX
Class R	PFYRX

Cumulative Returns Through September 30, 2009

PIMCO Funds Allocation‡

StocksPLUS® Fund	22.8%
International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged)	21.7%
Global Advantage Strategy Bond Fund	13.8%
RealEstateRealReturn Strategy Fund	11.3%
Exchange-Traded Funds	8.9%
Short-Term Instruments	7.5%
Purchased Options	6.5%
Other	7.5%
‡	% of Total Investments as of 09/30/09

$5,000,000 invested at the beginning of the first full month following the inception of the Institutional Class. The minimum initial investment amount for Institutional Class or Administrative Class Shares is $5,000,000. The minimum initial investment amount for Class A, Class C or Class D Shares is $1,000.

Average Annual Total Return for the period ended September 30, 2009
	6 Months*	1 Year	Fund Inception (03/31/08)
PIMCO RealRetirement® 2050 Fund Institutional Class	42.37%	2.55%	-5.13%
PIMCO RealRetirement® 2050 Fund Administrative Class	42.18%	2.35%	-5.33%
PIMCO RealRetirement® 2050 Fund Class A	41.97%	2.01%	-5.69%
PIMCO RealRetirement® 2050 Fund Class A (adjusted)	34.11%	-3.58%	-9.17%
PIMCO RealRetirement® 2050 Fund Class C (adjusted)	40.40%	0.40%	-4.80%
PIMCO RealRetirement® 2050 Fund Class D	41.89%	2.00%	-5.65%
PIMCO RealRetirement® 2050 Fund Class R	41.70%	1.80%	-5.92%
Dow Jones Real ReturnSM 2040+ Index	39.33%	-3.64%	-11.70%
Lipper Mixed-Asset Target 2050+ Funds Average	39.50%	-1.71%	-10.21%

* Cumulative return. All Fund returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For Class A, C, D and R performance current to the most recent month-end, visit www.allianzinvestors.com. Institutional and Administrative Class performance data current to the most recent month-end is available at www.pimco-funds.com or by calling (800) 927-4648. The adjusted returns take into account the maximum sales charge of 5.5% on A shares and 1% CDSC on C shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. The Fund’s gross expense ratios are 2.61% for Class A shares, 3.36% for Class C shares, 2.61% for Class D shares, 2.86% for Class R shares, 2.01% for Institutional Class shares and 2.26% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated 10/01/09, as supplemented to date.

“Dow JonesSM” and “Dow Jones Real Return Target Date IndexesSM” are service marks of Dow Jones & Company, Inc. (“Dow Jones”). The Dow Jones Real Return Target Date Indexes are proprietary to Dow Jones and/or its licensors.

Expense Example	Actual Performance
	Institutional Class	Administrative Class	Class A	Class C	Class D	Class R
Beginning Account Value (04/01/09)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (09/30/09)	$1,423.73	$1,421.85	$1,419.66	$1,413.99	$1,418.87	$1,416.98
Expenses Paid During Period†	$2.31	$3.82	$5.94	$10.47	$5.94	$7.45

Expense Example	Hypothetical Performance
	(5% return before expenses)
	Institutional Class	Administrative Class	Class A	Class C	Class D	Class R
Beginning Account Value (04/01/09)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (09/30/09)	$1,023.16	$1,021.91	$1,020.16	$1,016.39	$1,020.16	$1,018.90
Expenses Paid During Period†	$1.93	$3.19	$4.96	$8.74	$4.96	$6.23

† For each class of the Fund, expenses are equal to the net annualized expense ratio for the class (0.38% for Institutional Class, 0.63% for Administrative Class, 0.98% for Class A, 1.73% for Class C, 0.98% for Class D and 1.23% for Class R), multiplied by the average account value over the period, multiplied by 183/365 for the Institutional Class, Administrative Class, Class A, Class C, Class D, and Class R (to reflect the one-half year period). The annualized expense ratio of 0.38% for Institutional Class, 0.63% for Administrative Class, 0.98% for Class A, 1.73% for Class C, 0.98% for Class D and 1.23% for Class R reflects net annualized expenses after application of an expense waiver of 0.47%.

Please refer to page 5 herein for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO RealRetirement® 2050 Fund seeks to maximize real return, consistent with preservation of real capital and prudent investment management, during the accumulation years and current income during the retirement years.

»

The Fund’s target allocation, based on a “glide path” developed by PIMCO, produced positive total returns, as most asset classes in the target allocation gained over the period. The “glide path” is comprised of target asset allocations that change over time, generally becoming more conservative as the Fund approaches the target date and beyond.

»	Although the Fund underperformed the target allocation, based on a “glide path” developed by PIMCO, the Fund outperformed its benchmark index, the Dow Jones Real Return 2040+ Index, during the period.

»

A target allocation to U.S. and global equities, primarily through the PIMCO StocksPLUS® Fund and PIMCO International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged), benefited performance as returns for both underlying PIMCO Funds were positive over the period.

»	A target allocation to U.S. core bonds, through the PIMCO Total Return Fund, provided a positive absolute return as the underlying PIMCO Fund posted positive returns over the period.

»

A target allocation to real assets, such as commodities and Real Estate Investment Trusts (“REITs”) through the PIMCO CommodityRealReturn Strategy Fund® and PIMCO RealEstateRealReturn Strategy Fund, benefited performance as returns for both underlying PIMCO Funds were positive over the period.

10	PIMCO Funds	RealRetirement® Funds

Benchmark Descriptions

Index	Description

Barclays Capital Municipal Bond Index	Barclays Capital Municipal Bond Index consists of a broad selection of investment- grade general obligation and revenue bonds of maturities ranging from one year to 30 years. It is an unmanaged index representative of the tax-exempt bond market. The index is made up of all investment grade municipal bonds issued after December 31, 1990 having a remaining maturity of at least one year. It is not possible to invest directly in an unmanaged index. Prior to November 1, 2008, this index was published by Lehman Brothers.

Barclays Capital U.S. Aggregate Index	Barclays Capital U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis. It is not possible to invest directly in an unmanaged index. Prior to November 1, 2008, this index was published by Lehman Brothers.

Barclays Capital U.S. TIPS Index	Barclays Capital U.S. TIPS Index is an unmanaged market index comprised of all U.S. Treasury Inflation Protected Securities rated investment grade (Baa3 or better), have at least one year to final maturity, and at least $250 million par amount outstanding. Performance data for this index prior to October 1997 represents returns of the Barclays Capital Inflation Notes Index. It is not possible to invest directly in an unmanaged index. Prior to November 1, 2008, this index was published by Lehman Brothers.

Dow Jones Real ReturnSM 2010 Index	Dow Jones Real ReturnSM 2010 Index is a composite of other indexes. The sub-indexes represent stocks, bonds, TIPs, commodities and real estate securities. The component asset classes are weighted within each index to reflect a targeted level of risk at the beginning and end of the investment horizon. Over time, the weights are adjusted based on predetermined formulas to systematically reduce the level of potential risk as the index’s maturity date approaches. It is not possible to invest directly in an unmanaged index.

Dow Jones Real ReturnSM 2020 Index	Dow Jones Real ReturnSM 2020 Index is a composite of other indexes. The sub-indexes represent stocks, bonds, TIPs, commodities and real estate securities. The component asset classes are weighted within each index to reflect a targeted level of risk at the beginning and end of the investment horizon. Over time, the weights are adjusted based on predetermined formulas to systematically reduce the level of potential risk as the index’s maturity date approaches. It is not possible to invest directly in an unmanaged index.

Dow Jones Real ReturnSM 2030 Index	Dow Jones Real ReturnSM 2030 Index is a composite of other indexes. The sub-indexes represent stocks, bonds, TIPs, commodities and real estate securities. The component asset classes are weighted within each index to reflect a targeted level of risk at the beginning and end of the investment horizon. Over time, the weights are adjusted based on predetermined formulas to systematically reduce the level of potential risk as the index’s maturity date approaches. It is not possible to invest directly in an unmanaged index.

Dow Jones Real ReturnSM 2040 Index	Dow Jones Real ReturnSM 2040 Index is a composite of other indexes. The sub-indexes represent stocks, bonds, TIPs, commodities and real estate securities. The component asset classes are weighted within each index to reflect a targeted level of risk at the beginning and end of the investment horizon. Over time, the weights are adjusted based on predetermined formulas to systematically reduce the level of potential risk as the index’s maturity date approaches. It is not possible to invest directly in an unmanaged index.

Dow Jones Real ReturnSM 2040+ Index	Dow Jones Real ReturnSM 2040+ Index is a composite of other indexes. The sub-indexes represent stocks, bonds, TIPs, commodities and real estate securities. The component asset classes are weighted within each index to reflect a targeted level of risk at the beginning and end of the investment horizon. Over time, the weights are adjusted based on predetermined formulas to systematically reduce the level of potential risk as the index’s maturity date approaches. It is not possible to invest directly in an unmanaged index.

Dow Jones-UBS Commodity Index Total Return	Dow Jones-UBS Commodity Index Total Return is an unmanaged index composed of futures contracts on 19 physical commodities. The index is designed to be a highly liquid and diversified benchmark for commodities as an asset class. It is not possible to invest directly in an unmanaged index.

MSCI World Index	The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. As of June 2007 the MSCI World Index consisted of the following 23 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States. It is not possible to invest directly in an unmanaged index.

S&P 500 Index	S&P 500 Index is an unmanaged market index generally considered representative of the stock market as a whole. The Index focuses on the large-cap segment of the U.S. equities market. It is not possible to invest directly in an unmanaged index.

Semiannual Report	September 30, 2009	11

Financial Highlights

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (a)	Net Realized/ Unrealized Gain (Loss) on Investments	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Basis Return of Capital

RealRetirement® 2010 Fund
Institutional Class
09/30/2009+	$6.78	$0.07	$1.45	$1.52	$(0.09)	$0.00	$0.00
03/31/2009	10.00	0.44	(2.16)	(1.72)	(0.38)	(1.12)	0.00
03/31/2008 - 03/31/2008	10.00	0.00	0.00	0.00	0.00	0.00	0.00
Administrative Class
09/30/2009+	6.77	0.07	1.46	1.53	(0.09)	0.00	0.00
06/30/2008 - 03/31/2009	9.88	0.34	(2.00)	(1.66)	(0.33)	(1.12)	0.00
Class A
09/30/2009+	6.76	0.05	1.46	1.51	(0.08)	0.00	0.00
03/31/2009	10.00	0.47	(2.25)	(1.78)	(0.34)	(1.12)	0.00
03/31/2008 - 03/31/2008	10.00	0.00	0.00	0.00	0.00	0.00	0.00
Class C
09/30/2009+	6.75	0.02	1.45	1.47	(0.06)	0.00	0.00
07/31/2008 - 03/31/2009	9.73	0.20	(1.75)	(1.55)	(0.31)	(1.12)	0.00
Class D
09/30/2009+	6.77	0.05	1.46	1.51	(0.08)	0.00	0.00
03/31/2009	10.00	0.28	(2.06)	(1.78)	(0.33)	(1.12)	0.00
03/31/2008 - 03/31/2008	10.00	0.00	0.00	0.00	0.00	0.00	0.00
Class R
09/30/2009+	6.76	0.05	1.44	1.49	(0.07)	0.00	0.00
07/31/2008 - 03/31/2009	9.73	0.22	(1.76)	(1.54)	(0.31)	(1.12)	0.00

+	Unaudited
*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the year or period.

12	PIMCO Funds	RealRetirement® Funds	See Accompanying Notes

Total Distributions	Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

$(0.09)	$8.21	22.51%	$3,263	0.31	%*	0.75	%*	0.31	%*	0.75	%*	1.96	%*	6%
(1.50)	6.78	(17.26)	2,480	0.23		2.38		0.23		2.38		5.09		186
0.00	10.00	0.00	3,000	0.14	*	0.14	*	0.14	*	0.14	*	(0.14)		0

(0.09)	8.21	22.56	10	0.56	*	1.00	*	0.56	*	1.00	*	1.73	*	6
(1.45)	6.77	(16.74)	8	0.50	*	3.26	*	0.50	*	3.26	*	5.58	*	186

(0.08)	8.19	22.31	535	0.91	*	1.35	*	0.91	*	1.35	*	1.39	*	6
(1.46)	6.76	(17.78)	261	0.87		4.62		0.87		4.62		6.14		186
0.00	10.00	0.00	10	0.74	*	0.74	*	0.74	*	0.74	*	(0.74	)*	0

(0.06)	8.16	21.77	262	1.66	*	2.10	*	1.66	*	2.10	*	0.65	*	6
(1.43)	6.75	(15.98)	101	1.69	*	7.41	*	1.69	*	7.41	*	4.37	*	186

(0.08)	8.20	22.25	69	0.91	*	1.35	*	0.91	*	1.35	*	1.39	*	6
(1.45)	6.77	(17.82)	28	0.87		5.40		0.87		5.40		3.50		186
0.00	10.00	0.00	10	0.74	*	0.74	*	0.74	*	0.74	*	(0.74	)*	0

(0.07)	8.18	22.07	104	1.16	*	1.60	*	1.16	*	1.60	*	1.20	*	6
(1.43)	6.76	(15.77)	36	1.23	*	9.83	*	1.23	*	9.83	*	4.34	*	186

Semiannual Report	September 30, 2009	13

Financial Highlights  (Cont.)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (a)	Net Realized/ Unrealized Gain (Loss) on Investments	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Basis Return of Capital

RealRetirement® 2020 Fund
Institutional Class
09/30/2009+	$6.40	$0.06	$1.58	$1.64	$(0.07)	$0.00	$0.00
03/31/2009	10.00	0.41	(2.57)	(2.16)	(0.36)	(1.08)	0.00
03/31/2008 - 03/31/2008	10.00	0.00	0.00	0.00	0.00	0.00	0.00
Administrative Class
09/30/2009+	6.40	0.05	1.58	1.63	(0.06)	0.00	0.00
06/30/2008 - 03/31/2009	9.92	0.32	(2.44)	(2.12)	(0.32)	(1.08)	0.00
Class A
09/30/2009+	6.39	0.04	1.57	1.61	(0.06)	0.00	0.00
03/31/2009	10.00	0.45	(2.66)	(2.21)	(0.32)	(1.08)	0.00
03/31/2008 - 03/31/2008	10.00	0.00	0.00	0.00	0.00	0.00	0.00
Class C
09/30/2009+	6.39	0.01	1.59	1.60	(0.04)	0.00	0.00
07/31/2008 - 03/31/2009	9.74	0.25	(2.24)	(1.99)	(0.28)	(1.08)	0.00
Class D
09/30/2009+	6.39	0.04	1.58	1.62	(0.06)	0.00	0.00
03/31/2009	10.00	0.44	(2.65)	(2.21)	(0.32)	(1.08)	0.00
03/31/2008 - 03/31/2008	10.00	0.00	0.00	0.00	0.00	0.00	0.00
Class R
09/30/2009+	6.40	0.03	1.58	1.61	(0.06)	0.00	0.00
07/31/2008 - 03/31/2009	9.74	0.28	(2.24)	(1.96)	(0.30)	(1.08)	0.00

+	Unaudited
*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the year or period.

14	PIMCO Funds	RealRetirement® Funds	See Accompanying Notes

Total Distributions	Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

$(0.07)	$7.97	25.67%	$2,950	0.31	%*	0.75	%*	0.31	%*	0.75	%*	1.58	%*	8%
(1.44)	6.40	(21.76)	2,346	0.22		2.51		0.22		2.51		4.92		232
0.00	10.00	0.00	3,000	0.14	*	0.14	*	0.14	*	0.14	*	(0.14	)*	0

(0.06)	7.97	25.53	10	0.56	*	1.00	*	0.56	*	1.00	*	1.34	*	8
(1.40)	6.40	(21.42)	8	0.47	*	3.46	*	0.47	*	3.46	*	5.42	*	232

(0.06)	7.94	25.15	815	0.96	*	1.35	*	0.96	*	1.35	*	0.98	*	8
(1.40)	6.39	(22.23)	209	0.82		4.29		0.82		4.29		5.59		232
0.00	10.00	0.00	10	0.74	*	0.74	*	0.74	*	0.74	*	(0.74	)*	0

(0.04)	7.95	25.00	170	1.66	*	2.10	*	1.66	*	2.10	*	0.31	*	8
(1.36)	6.39	(20.57)	8	1.59	*	4.92	*	1.59	*	4.92	*	4.95	*	232

(0.06)	7.95	25.29	369	0.91	*	1.35	*	0.91	*	1.35	*	1.04	*	8
(1.40)	6.39	(22.24)	114	0.93		7.44		0.93		7.44		6.35		232
0.00	10.00	0.00	10	0.74	*	0.74	*	0.74	*	0.74	*	(0.74	)*	0

(0.06)	7.95	25.18	430	1.37	*	1.60	*	1.37	*	1.60	*	0.69	*	8
(1.38)	6.40	(20.25)	8	1.09	*	4.42	*	1.09	*	4.42	*	5.45	*	232

Semiannual Report	September 30, 2009	15

Financial Highlights  (Cont.)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (a)	Net Realized/ Unrealized Gain (Loss) on Investments	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Basis Return of Capital

RealRetirement® 2030 Fund
Institutional Class
09/30/2009+	$5.92	$0.04	$1.73	$1.77	$(0.06)	$0.00	$0.00
03/31/2009	10.00	0.39	(3.07)	(2.68)	(0.32)	(1.08)	0.00
03/31/2008 - 03/31/2008	10.00	0.00	0.00	0.00	0.00	0.00	0.00
Administrative Class
09/30/2009+	5.93	0.03	1.72	1.75	(0.05)	0.00	0.00
06/30/2008 - 03/31/2009	9.97	0.29	(2.95)	(2.66)	(0.30)	(1.08)	0.00
Class A
09/30/2009+	5.91	0.02	1.71	1.73	(0.04)	0.00	0.00
03/31/2009	10.00	0.30	(3.02)	(2.72)	(0.29)	(1.08)	0.00
03/31/2008 - 03/31/2008	10.00	0.00	0.00	0.00	0.00	0.00	0.00
Class C
09/30/2009+	5.90	0.00	1.70	1.70	(0.02)	0.00	0.00
07/31/2008 - 03/31/2009	9.73	0.10	(2.57)	(2.47)	(0.28)	(1.08)	0.00
Class D
09/30/2009+	5.91	0.02	1.71	1.73	(0.04)	0.00	0.00
03/31/2009	10.00	0.14	(2.87)	(2.73)	(0.28)	(1.08)	0.00
03/31/2008 - 03/31/2008	10.00	0.00	0.00	0.00	0.00	0.00	0.00
Class R
09/30/2009+	5.92	0.02	1.71	1.73	(0.04)	0.00	0.00
07/31/2008 - 03/31/2009	9.73	0.25	(2.71)	(2.46)	(0.27)	(1.08)	0.00

+	Unaudited
*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the year or period.

16	PIMCO Funds	RealRetirement® Funds	See Accompanying Notes

Total Distributions	Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

$(0.06)	$7.63	29.89%	$2,859	0.35	%*	0.82	%*	0.35	%*	0.82	%*	1.21	%*	11%
(1.40)	5.92	(27.14)	2,186	0.26		2.69		0.26		2.69		4.72		233
0.00	10.00	0.00	3,000	0.16	*	0.16	*	0.16	*	0.16	*	(0.16	)*	0

(0.05)	7.63	29.53	9	0.60	*	1.07	*	0.60	*	1.07	*	0.97	*	11
(1.38)	5.93	(27.03)	7	0.51	*	3.73	*	0.51	*	3.73	*	5.17	*	233

(0.04)	7.60	29.34	242	1.00	*	1.42	*	1.00	*	1.42	*	0.66	*	11
(1.37)	5.91	(27.55)	64	0.93		7.18		0.93		7.18		3.86		233
0.00	10.00	0.00	10	0.76	*	0.76	*	0.76	*	0.76	*	(0.76	)*	0

(0.02)	7.58	28.89	253	1.75	*	2.17	*	1.75	*	2.17	*	(0.08	)*	11
(1.36)	5.90	(25.73)	81	1.72	*	8.31	*	1.72	*	8.31	*	2.44	*	233

(0.04)	7.60	29.36	283	1.00	*	1.42	*	1.00	*	1.42	*	0.66	*	11
(1.36)	5.91	(27.57)	50	0.98		9.28		0.98		9.28		1.93		233
0.00	10.00	0.00	10	0.76	*	0.76	*	0.76	*	0.76	*	(0.76	)*	0

(0.04)	7.61	29.24	132	1.43	*	1.67	*	1.43	*	1.67	*	0.46	*	11
(1.35)	5.92	(25.60)	8	1.13	*	4.90	*	1.13	*	4.90	*	5.29	*	233

Semiannual Report	September 30, 2009	17

Financial Highlights  (Cont.)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss) (a)	Net Realized/ Unrealized Gain (Loss) on Investments	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Basis Return of Capital

RealRetirement® 2040 Fund
Institutional Class
09/30/2009+	$5.35	$0.01	$2.10	$2.11	$(0.02)	$0.00	$0.00
03/31/2009	10.00	0.31	(3.58)	(3.27)	(0.29)	(1.09)	0.00
03/31/2008 - 03/31/2008	10.00	0.00	0.00	0.00	0.00	0.00	0.00
Administrative Class
09/30/2009+	5.34	0.01	2.09	2.10	(0.01)	0.00	0.00
6/30/2008 - 03/31/2009	9.96	0.22	(3.47)	(3.25)	(0.28)	(1.09)	0.00
Class A
09/30/2009+	5.32	0.00	2.09	2.09	(0.01)	0.00	0.00
03/31/2009	10.00	0.27	(3.59)	(3.32)	(0.27)	(1.09)	0.00
03/31/2008 - 03/31/2008	10.00	0.00	0.00	0.00	0.00	0.00	0.00
Class C
09/30/2009+	5.33	(0.03)	2.08	2.05	0.00	0.00	0.00
07/31/2008 - 03/31/2009	9.71	0.17	(3.21)	(3.04)	(0.25)	(1.09)	0.00
Class D
09/30/2009+	5.33	0.00	2.09	2.09	(0.01)	0.00	0.00
03/31/2009	10.00	0.26	(3.57)	(3.31)	(0.27)	(1.09)	0.00
03/31/2008 - 03/31/2008	10.00	0.00	0.00	0.00	0.00	0.00	0.00
Class R
09/30/2009+	5.34	(0.01)	2.08	2.07	0.00	0.00	0.00
07/31/2008 - 03/31/2009	9.71	0.19	(3.20)	(3.01)	(0.27)	(1.09)	0.00

+	Unaudited
*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the year or period.

18	PIMCO Funds	RealRetirement® Funds	See Accompanying Notes

Total Distributions	Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

$(0.02)	$7.44	39.42%	$2,793	0.42	%*	0.85	%*	0.42	%*	0.85	%*	0.42	%*	16%
(1.38)	5.35	(33.25)	2,001	0.33		2.92		0.33		2.92		3.90		244
0.00	10.00	0.00	3,000	0.24	*	0.24	*	0.24	*	0.24	*	(0.24	)*	0

(0.01)	7.43	39.35	9	0.67	*	1.10	*	0.67	*	1.10	*	0.17	*	16
(1.37)	5.34	(33.19)	7	0.58	*	4.08	*	0.58	*	4.08	*	4.20	*	244

(0.01)	7.40	39.20	131	1.02	*	1.45	*	1.02	*	1.45	*	(0.06	)*	16
(1.36)	5.32	(33.76)	30	0.93		5.59		0.93		5.59		3.93		244
0.00	10.00	0.00	10	0.84	*	0.84	*	0.84	*	0.84	*	(0.84	)*	0

0.00	7.38	38.46	21	1.77	*	2.20	*	1.77	*	2.20	*	(0.85	)*	16
(1.34)	5.33	(31.88)	7	1.70	*	5.74	*	1.70	*	5.74	*	3.82	*	244

(0.01)	7.41	39.22	207	1.02	*	1.45	*	1.02	*	1.45	*	0.07	*	16
(1.36)	5.33	(33.71)	9	0.93		4.25		0.93		4.25		3.27		244
0.00	10.00	0.00	10	0.84	*	0.84	*	0.84	*	0.84	*	(0.84	)*	0

0.00	7.41	38.81	232	1.27	*	1.70	*	1.27	*	1.70	*	(0.25	)*	16
(1.36)	5.34	(31.61)	8	1.20	*	5.43	*	1.20	*	5.43	*	4.32	*	244

Semiannual Report	September 30, 2009	19

Financial Highlights  (Cont.)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss) (a)	Net Realized/ Unrealized Gain (Loss) on Investments	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Basis Return of Capital

RealRetirement® 2050 Fund
Institutional Class
09/30/2009+	$5.31	$0.00	$2.25	$2.25	$0.00	$0.00	$0.00
03/31/2009	10.00	0.24	(3.69)	(3.45)	(0.24)	(1.00)	0.00
03/31/2008 - 03/31/2008	10.00	0.00	0.00	0.00	0.00	0.00	0.00
Administrative Class
09/30/2009+	5.31	(0.01)	2.25	2.24	0.00	0.00	0.00
06/30/2008 - 03/31/2009	9.78	0.15	(3.39)	(3.24)	(0.23)	(1.00)	0.00
Class A
09/30/2009+	5.29	(0.02)	2.24	2.22	0.00	0.00	0.00
03/31/2009	10.00	0.17	(3.67)	(3.50)	(0.21)	(1.00)	0.00
03/31/2008 - 03/31/2008	10.00	0.00	0.00	0.00	0.00	0.00	0.00
Class C
09/30/2009+	5.29	(0.04)	2.23	2.19	0.00	0.00	0.00
07/31/2008 - 03/31/2009	9.63	0.10	(3.24)	(3.14)	(0.20)	(1.00)	0.00
Class D
09/30/2009+	5.30	(0.02)	2.24	2.22	0.00	0.00	0.00
03/31/2009	10.00	0.18	(3.67)	(3.49)	(0.21)	(1.00)	0.00
03/31/2008 - 03/31/2008	10.00	0.00	0.00	0.00	0.00	0.00	0.00
Class R
09/30/2009+	5.30	(0.03)	2.24	2.21	0.00	0.00	0.00
07/31/2008 - 03/31/2009	9.63	0.12	(3.24)	(3.12)	(0.21)	(1.00)	0.00

+	Unaudited
*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the year or period.

20	PIMCO Funds	RealRetirement® Funds	See Accompanying Notes

Total Distributions	Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

$0.00	$7.56	42.37%	$2,773	0.38	%*	0.85	%*	0.38	%*	0.85	%*	0.05	%*	17%
(1.24)	5.31	(35.10)	1,947	0.36		2.94		0.36		2.94		3.04		227
0.00	10.00	0.00	3,000	0.29	*	0.29	*	0.29	*	0.29	*	(0.29	)*	0

0.00	7.55	42.18	10	0.63	*	1.10	*	0.63	*	1.10	*	(0.19	)*	17
(1.23)	5.31	(33.73)	6	0.61	*	4.12	*	0.61	*	4.12	*	2.91	*	227

0.00	7.51	41.97	31	0.98	*	1.45	*	0.98	*	1.45	*	(0.54	)*	17
(1.21)	5.29	(35.50)	20	0.96		5.19		0.96		5.19		2.43		227
0.00	10.00	0.00	10	0.89	*	0.89	*	0.89	*	0.89	*	(0.89	)*	0

0.00	7.48	41.40	28	1.73	*	2.20	*	1.73	*	2.20	*	(1.27	)*	17
(1.20)	5.29	(33.22)	8	1.73	*	6.10	*	1.73	*	6.10	*	2.27	*	227

0.00	7.52	41.89	52	0.98	*	1.45	*	0.98	*	1.45	*	(0.50	)*	17
(1.21)	5.30	(35.41)	10	0.96		4.54		0.96		4.54		2.35		227
0.00	10.00	0.00	10	0.89	*	0.89	*	0.89	*	0.89	*	(0.89	)*	0

0.00	7.51	41.70	20	1.23	*	1.70	*	1.23	*	1.70	*	(0.79	)*	17
(1.21)	5.30	(32.94)	11	1.23	*	6.10	*	1.23	*	6.10	*	2.84	*	227

Semiannual Report	September 30, 2009	21

Statements of Assets and Liabilities	(Unaudited) September 30, 2009

(Amounts in thousands, except per share amounts)	RealRetirement® 2010 Fund	RealRetirement® 2020 Fund	RealRetirement® 2030 Fund	RealRetirement® 2040 Fund	RealRetirement® 2050 Fund

Assets:
Investments, at value	$199	$218	$295	$436	$443
Investments in Affiliates, at value	3,704	3,599	2,911	2,760	2,380
Repurchase agreements, at value	320	860	544	176	0
Cash	1	1	1	0	81
Deposits with counterparty	15	21	24	18	1
Receivable for investments sold	1	1	2	2	1
Receivable for Fund shares sold	5	47	2	1	7
Dividends receivable from Affiliates	5	4	3	2	1
Swap premiums paid	44	44	49	34	0
Unrealized appreciation on foreign currency contracts	3	3	3	3	3
	4,297	4,798	3,834	3,432	2,917

Liabilities:
Payable for investments in Affiliates purchased	$5	$4	$3	$2	$1
Accrued related party fees	3	4	3	3	2
Variation margin payable	2	2	1	0	0
Swap premiums received	44	44	49	34	0
	54	54	56	39	3

Net Assets	$4,243	$4,744	$3,778	$3,393	$2,914

Net Assets Consist of:
Paid in capital	$4,640	$5,199	$4,319	$3,982	$3,520
Undistributed net investment income	7	10	12	6	6
Accumulated undistributed net realized (loss)	(107)	(114)	(151)	(137)	(214)
Net unrealized (depreciation)	(297)	(351)	(402)	(458)	(398)
	$4,243	$4,744	$3,778	$3,393	$2,914

Net Assets:
Institutional Class	$3,263	$2,950	$2,859	$2,793	$2,773
Administrative Class	10	10	9	9	10
Class A	535	815	242	131	31
Class C	262	170	253	21	28
Class D	69	369	283	207	52
Class R	104	430	132	232	20

Shares Issued and Outstanding:
Institutional Class	397	370	375	375	367
Administrative Class	1	1	1	1	1
Class A	65	103	32	18	4
Class C	32	21	33	3	4
Class D	8	46	37	28	7
Class R	13	54	17	31	3

Net Asset Value and Redemption Price* Per Share (Net Asset Per Share Outstanding)
Institutional Class	$8.21	$7.97	$7.63	$7.44	$7.56
Administrative Class	8.21	7.97	7.63	7.43	7.55
Class A	8.19	7.94	7.60	7.40	7.51
Class C	8.16	7.95	7.58	7.38	7.48
Class D	8.20	7.95	7.60	7.41	7.52
Class R	8.18	7.95	7.61	7.41	7.51

Cost of Investments Owned	$106	$130	$220	$390	$396
Cost of Investments in Affiliates Owned	$4,114	$4,055	$3,400	$3,275	$2,838
Cost of Repurchase Agreements Owned	$320	$860	$544	$176	$0

*	With respect to the A, B and C Classes, the redemption price varies by the length of time the shares are held.

22	PIMCO Funds	RealRetirement® Funds	See Accompanying Notes

Statements of Operations

Six Months Ended September 30, 2009 (Unaudited)

(Amounts in thousands)	RealRetirement® 2010 Fund	RealRetirement® 2020 Fund	RealRetirement® 2030 Fund	RealRetirement® 2040 Fund	RealRetirement® 2050 Fund

Investment Income:
Dividends	$0	$0	$1	$1	$0
Dividends from Affiliate investments	41	34	23	11	5
Total Income	41	34	24	12	5

Expenses:
Investment advisory fees	13	13	11	11	10
Supervisory and administrative fees	2	3	2	2	1
Distribution fees - Class C	1	0	1	0	0
Servicing fees - Class A	1	1	0	0	0
Total Expenses	17	17	14	13	11
Reimbursement by Manager	(8)	(8)	(7)	(6)	(6)
Net Expenses	9	9	7	7	5

Net Investment Income	32	25	17	5	0

Net Realized and Unrealized Gain (Loss):
Net realized (loss) on Affiliate investments	(17)	(24)	(28)	(39)	(38)
Net realized (loss) on futures contracts, written options and swaps	(94)	(44)	(132)	(91)	(169)
Net realized (loss) on foreign currency transactions	(10)	(9)	(10)	(10)	(14)
Net change in unrealized appreciation on investments	63	74	103	157	156
Net change in unrealized appreciation on Affiliate investments	653	711	715	773	814
Net change in unrealized appreciation on futures contracts, written options and swaps	89	56	102	83	108
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	2	2	2	2	2
Net Gain	686	766	752	875	859

Net Increase in Net Assets Resulting from Operations	$718	$791	$769	$880	$859

Semiannual Report	September 30, 2009	23

Statements of Changes in Net Assets

	RealRetirement® 2010 Fund		RealRetirement® 2020 Fund

(Amounts in thousands)	Six Months Ended September 30, 2009 (Unaudited)	Year Ended March 31, 2009	Six Months Ended September 30, 2009 (Unaudited)	Year Ended March 31, 2009

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$32	$151	$25	$144
Net realized gain (loss)	(104)	378	(53)	321
Net realized gain (loss) on Affiliate investments	(17)	8	(24)	3
Net capital gain distributions received from Underlying Funds	0	17	0	15
Net change in unrealized appreciation (depreciation)	154	(42)	132	(27)
Net change in unrealized appreciation (depreciation) on Affiliate investments	653	(1,062)	711	(1,167)
Net increase (decrease) resulting from operations	718	(550)	791	(711)

Distributions to Shareholders:
From net investment income
Institutional Class	(37)	(129)	(26)	(123)
Administrative Class	0	0	0	0
Class A	(5)	(12)	(5)	(7)
Class C	(2)	(2)	(1)	0
Class D	0	0	(2)	(3)
Class R	(1)	0	(3)	0
From net realized capital gains
Institutional Class	0	(337)	0	(327)
Administrative Class	0	(1)	0	(1)
Class A	0	(29)	0	(25)
Class C	0	(7)	0	(1)
Class D	0	(1)	0	(9)
Class R	0	(1)	0	(1)

Total Distributions	(45)	(519)	(37)	(497)

Fund Share Transactions:
Receipts for shares sold
Institutional Class	206	0	0	0
Administrative Class	0	10	0	10
Class A	240	277	538	294
Class C	144	106	158	10
Class D	55	20	219	115
Class R	56	35	399	10
Issued as reinvestment of distributions
Institutional Class	37	465	26	450
Administrative Class	0	1	0	1
Class A	5	40	5	31
Class C	2	9	1	1
Class D	0	1	2	12
Class R	1	2	3	1
Cost of shares redeemed
Institutional Class	(2)	0	0	0
Administrative Class	0	0	0	0
Class A	(45)	0	(22)	(48)
Class C	(20)	(3)	(16)	0
Class D	(22)	0	(14)	(6)
Class R	(1)	0	(2)	0
Net increase resulting from Fund share transactions	656	963	1,297	881

Total Increase (Decrease) in Net Assets	1,329	(106)	2,051	(327)

Net Assets:
Beginning of period	2,914	3,020	2,693	3,020
End of period*	$4,243	$2,914	$4,744	$2,693

*Including undistributed net investment income of:	$7	$20	$10	$22

24	PIMCO Funds	RealRetirement® Funds	See Accompanying Notes

RealRetirement® 2030 Fund		RealRetirement® 2040 Fund		RealRetirement® 2050 Fund

Six Months Ended September 30, 2009 (Unaudited)	Year Ended March 31, 2009	Six Months Ended September 30, 2009 (Unaudited)	Year Ended March 31, 2009	Six Months Ended September 30, 2009 (Unaudited)	Year Ended March 31, 2009

$17	$126	$5	$101	$0	$77
(142)	348	(101)	343	(183)	339
(28)	2	(39)	2	(38)	(13)
0	13	0	7	0	2
207	(120)	242	(184)	266	(206)
715	(1,204)	773	(1,289)	814	(1,272)
769	(835)	880	(1,020)	859	(1,073)

(22)	(112)	(7)	(103)	0	(83)
0	0	0	0	0	0
(1)	(1)	0	(1)	0	(1)
(1)	(3)	0	0	0	0
(1)	(1)	0	0	0	0
(1)	0	0	0	0	0

0	(324)	0	(328)	0	(302)
0	(1)	0	(1)	0	(1)
0	(2)	0	(3)	0	(2)
0	(3)	0	(1)	0	(1)
0	(1)	0	(1)	0	(1)
0	(1)	0	(1)	0	(1)

(26)	(449)	(7)	(439)	0	(392)

50	0	0	0	0	0
0	10	0	10	0	10
154	74	83	30	7	20
138	87	10	10	16	11
216	41	174	2	38	3
115	11	204	11	4	15

21	436	7	431	0	384
0	1	0	1	0	1
1	3	0	4	0	2
1	6	0	1	0	1
1	2	0	1	0	1
1	1	0	1	0	2

(30)	0	0	0	0	0
0	0	0	0	0	0
(10)	(12)	(5)	(1)	(5)	(3)
0	0	0	0	0	0
(19)	0	0	0	(7)	0
0	0	(15)	0	0	0
639	660	458	501	53	447

1,382	(624)	1,331	(958)	912	(1,018)

2,396	3,020	2,062	3,020	2,002	3,020
$3,778	$2,396	$3,393	$2,062	$2,914	$2,002

$12	$21	$6	$8	$6	$6

Semiannual Report	September 30, 2009	25

Schedule of Investments  RealRetirement® 2010 Fund

	SHARES	MARKET VALUE (000S)
PIMCO FUNDS (a)(b) 68.4%

CommodityRealReturn Strategy Fund®	21,583	$166

Global Advantage Strategy Bond Fund	15,699	178

International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged)	53,187	540

Real Return Fund	56,578	609

RealEstateRealReturn Strategy Fund	81,135	333

StocksPLUS® Fund	34,624	255

Total Return Fund	75,260	822

Total PIMCO Funds (Cost $3,312)		2,903

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY OBLIGATIONS 0.1%

U.S. Treasury Notes
1.000% due 07/31/2011	$6	$6

Total U.S. Treasury Obligations (Cost $6)		6

SHORT-TERM INSTRUMENTS 26.6%

REPURCHASE AGREEMENTS 7.6%

State Street Bank and Trust Co.
0.010% due 10/01/2009	320	320

(Dated 09/30/2009. Collateralized by U.S. Treasury Bills 0.000% due 11/27/2009 valued at $330. Repurchase proceeds are $320.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. CASH MANAGEMENT BILLS 0.1%
0.195% due 04/01/2010 (c)	$6	$6

	SHARES
SHORT-TERM FLOATING NAV PORTFOLIO (a) 18.9%
	80,033	801

Total Short-Term Instruments (Cost $1,127)		1,127

PURCHASED OPTIONS (d) 4.4%
(Cost $95)		187

Total Investments 99.5% (Cost $4,540)		$4,223

Other Assets and Liabilities (Net) 0.5%		19

Net Assets 100.0%		$4,243

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Affiliated to the Fund.
(b)	Institutional Class Shares of each PIMCO Fund.
(c)	Securities with an aggregate market value of $6 and cash of $15 have been pledged as collateral for the following open futures contracts on September 30, 2009:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation
U.S. Treasury 30-Year Bond December Futures	Long	12/2009	6	$17

(d)	Purchased options outstanding on September 30, 2009:

Options on Exchange-Traded Futures Contracts
Description	Exercise Price	Expiration Date	# of Contracts	Cost	Market Value
Put - CBOE S&P 500 Index December Futures	$600.000	12/19/2009	4	$9	$0
Put - CBOE S&P 500 Index December Futures	850.000	12/19/2009	13	8	9

				$17	$9

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
Put - OTC 10-Year Interest Rate Swap	BCLY	6-Month GBP-LIBOR	Receive	3.000%	09/15/2028	GBP	1,000	$35	$75
Put - OTC 15-Year Interest Rate Swap	HSBC	6-Month GBP-LIBOR	Receive	3.455%	09/15/2023		1,000	43	103

								$78	$178

(f)	Foreign currency contracts outstanding on September 30, 2009:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Sell	GBP	45	10/2009	RBS	$3	$0	$3

26	PIMCO Funds	RealRetirement® Funds	See Accompanying Notes

(Unaudited) September 30, 2009

(g)	Fair Value Measurements +

The following is a summary of the fair valuations according to the inputs used as of September 30, 2009 in valuing the Fund's assets and liabilities:

Category ++	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 09/30/2009
PIMCO Funds	$2,903	$0	$0	$2,903
Short-Term Instruments	801	326	0	1,127
Other Investments +++	9	184	0	193

Investments, at value	$3,713	$510	$0	$4,223

Financial Derivative Instruments ++++	$17	$3	$0	$20

Total	$3,730	$513	$0	$4,243

+	See note 2 in the Notes to Financial Statements for additional information.
++	Refer to the Schedule of Investments for additional information.
+++	Sum of all other categories each of which individually has an aggregate market value of less than 5% of net assets.
++++	Financial derivative instruments may include open futures contracts, swap contracts, written options, and foreign currency contracts.

(h)	Fair Value of Derivative Instruments ^

The following is a summary of the fair valuations of the Fund's derivative instruments categorized by risk exposure:

Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of September 30, 2009:

	Derivatives not accounted for as hedging instruments
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Other Contracts	Total
Assets:
Investments, at value (purchased options)	$178	$0	$0	$9	$0	$187
Variation margin receivable ^^	17	0	0	0	0	17
Unrealized appreciation on foreign currency contracts	0	3	0	0	0	3

	$195	$3	$0	$9	$0	$207

The Effect of Derivative Instruments on the Statement of Operations for the Six Months Ended September 30, 2009:

	Derivatives not accounted for as hedging instruments
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Other Contracts	Total
Realized (Loss) on Derivatives Recognized as a Result from Operations:
Net realized (loss) on futures contracts, written options and swaps	$(94)	$0	$0	$0	$0	$(94)
Net realized (loss) on foreign currency transactions	0	(9)	0	0	0	(9)

	$(94)	$(9)	$0	$0	$0	$(103)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result from Operations:
Net change in unrealized appreciation (depreciation) on investments (purchased options)	$71	$0	$0	$(8)	$0	$63
Net change in unrealized appreciation on futures contracts, written options and swaps	89	0	0	0	0	89
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	0	2	0	0	0	2

	$160	$2	$0	$(8)	$0	$154

^	See note 2 in the Notes to Financial Statements for additional information.
^^	The Fair Values of Derivative Instruments may include cumulative appreciation/depreciation of futures contracts as reported in the Notes to Schedule of Investments. Only current day's variation margin is reported within the Statement of Assets and Liabilities.

See Accompanying Notes	Semiannual Report	September 30, 2009	27

Schedule of Investments  RealRetirement® 2020 Fund

	SHARES	MARKET VALUE (000S)
PIMCO FUNDS (a)(b) 59.0%

CommodityRealReturn Strategy Fund®	26,693	$205

Global Advantage Strategy Bond Fund	21,568	244

International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged)	61,260	622

Real Return Fund	42,984	463

RealEstateRealReturn Strategy Fund	83,617	343

StocksPLUS® Fund	39,247	290

Total Return Fund	57,789	631

Total PIMCO Funds (Cost $3,254)		2,798

	SHARES	MARKET VALUE (000S)
EXCHANGE-TRADED FUNDS 0.6%

iShares MSCI Emerging Markets Index Fund	774	$30

Total Exchange-Traded Funds (Cost $35)		30

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 35.0%

REPURCHASE AGREEMENTS 18.1%

State Street Bank and Trust Co.
0.010% due 10/01/2009	$860	860

(Dated 09/30/2009. Collateralized by U.S. Treasury Bills 0.000% due 11/27/2009 valued at $880. Repurchase proceeds are $860.)

SHARES	MARKET VALUE (000S)
SHORT-TERM FLOATING NAV PORTFOLIO (a) 16.9%
80,063	$801

Total Short-Term Instruments (Cost $1,661)	1,661

PURCHASED OPTIONS (d) 4.0%
(Cost $95)	188

Total Investments 98.6% (Cost $5,045)	$4,677

Other Assets and Liabilities (Net) 1.4%	67

Net Assets 100.0%	$4,744

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Affiliated to the Fund.
(b)	Institutional Class Shares of each PIMCO Fund.
(c)	Cash of $21 has been pledged as collateral for the following open futures contracts on September 30, 2009:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation
U.S. Treasury 30-Year Bond December Futures	Long	12/2009	5	$14

(d)	Purchased options outstanding on September 30, 2009:

Options on Exchange-Traded Futures Contracts
Description	Exercise Price	Expiration Date	# of Contracts	Cost	Market Value
Put - CBOE S&P 500 Index December Futures	$600.000	12/19/2009	4	$9	$0
Put - CBOE S&P 500 Index December Futures	850.000	12/19/2009	14	9	10

				$18	$10

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
Put - OTC 10-Year Interest Rate Swap	BCLY	6-Month GBP-LIBOR	Receive	3.000%	09/15/2028	GBP	1,000	$35	$75
Put - OTC 15-Year Interest Rate Swap	HSBC	6-Month GBP-LIBOR	Receive	3.455%	09/15/2023		1,000	42	103

								$77	$178

(e)	Foreign currency contracts outstanding on September 30, 2009:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Sell	GBP	45	10/2009	RBS	$3	$0	$3

28	PIMCO Funds	RealRetirement® Funds	See Accompanying Notes

(Unaudited) September 30, 2009

(f)	Fair Value Measurements +

The following is a summary of the fair valuations according to the inputs used as of September 30, 2009 in valuing the Fund's assets and liabilities:

Category ++	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 09/30/2009
PIMCO Funds	$2,798	$0	$0	$2,798
Short-Term Instruments	801	860	0	1,661
Other Investments +++	40	178	0	218

Investments, at value	$3,639	$1,038	$0	$4,677

Financial Derivative Instruments ++++	$14	$3	$0	$17

Total	$3,653	$1,041	$0	$4,694

+	See note 2 in the Notes to Financial Statements for additional information.
++	Refer to the Schedule of Investments for additional information.
+++	Sum of all other categories each of which individually has an aggregate market value of less than 5% of net assets.
++++	Financial derivative instruments may include open futures contracts, swap contracts, written options, and foreign currency contracts.

(g)	Fair Value of Derivative Instruments ^

The following is a summary of the fair valuations of the Fund's derivative instruments categorized by risk exposure:

Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of September 30, 2009:

	Derivatives not accounted for as hedging instruments
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Other Contracts	Total
Assets:
Investments, at value (purchased options)	$178	$0	$0	$10	$0	$188
Variation margin receivable ^^	14	0	0	0	0	14
Unrealized appreciation on foreign currency contracts	0	3	0	0	0	3

	$192	$3	$0	$10	$0	$205

The Effect of Derivative Instruments on the Statement of Operations for the Six Months Ended September 30, 2009:

	Derivatives not accounted for as hedging instruments
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Other Contracts	Total
Realized (Loss) on Derivatives Recognized as a Result from Operations:
Net realized (loss) on futures contracts, written options and swaps	$(44)	$0	$0	$0	$0	$(44)
Net realized (loss) on foreign currency transactions	0	(9)	0	0	0	(9)

	$(44)	$(9)	$0	$0	$0	$(53)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result from Operations:
Net change in unrealized appreciation (depreciation) on investments (purchased options)	$71	$0	$0	$(8)	$0	$63
Net change in unrealized appreciation on futures contracts, written options and swaps	56	0	0	0	0	56
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	0	2	0	0	0	2

	$127	$2	$0	$(8)	$0	$121

^	See note 2 in the Notes to Financial Statements for additional information.
^^	The Fair Values of Derivative Instruments may include cumulative appreciation/depreciation of futures contracts as reported in the Notes to Schedule of Investments. Only current day's variation margin is reported within the Statement of Assets and Liabilities.

See Accompanying Notes	Semiannual Report	September 30, 2009	29

Schedule of Investments  RealRetirement® 2030 Fund

	SHARES	MARKET VALUE (000S)
PIMCO FUNDS (a)(b) 63.8%

CommodityRealReturn Strategy Fund®	31,741	$244

Global Advantage Strategy Bond Fund	25,759	292

International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged)	61,632	626

Real Return Fund	14,671	158

RealEstateRealReturn Strategy Fund	79,904	328

StocksPLUS® Fund	47,734	352

Total Return Fund	37,599	410

Total PIMCO Funds (Cost $2,899)		2,410

	SHARES	MARKET VALUE (000S)
EXCHANGE-TRADED FUNDS 2.9%

iShares MSCI Emerging Markets Index Fund	2,817	$109

Total Exchange-Traded Funds (Cost $127)		109

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 27.7%

REPURCHASE AGREEMENTS 14.4%

State Street Bank and Trust Co.
0.010% due 10/01/2009	$544	544

(Dated 09/30/2009. Collateralized by U.S. Treasury Bills 0.000% due 11/27/2009 valued at $555. Repurchase proceeds are $544.)

SHARES	MARKET VALUE (000S)
SHORT-TERM FLOATING NAV PORTFOLIO (a) 13.3%
50,035	$501

Total Short-Term Instruments (Cost $1,045)	1,045

PURCHASED OPTIONS (d) 4.9%
(Cost $93)	186

Total Investments 99.3% (Cost $4,164)	$3,750

Other Assets and Liabilities (Net) 0.7%	28

Net Assets 100.0%	$3,778

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Affiliated to the Fund.
(b)	Institutional Class Shares of each PIMCO Fund.
(c)	Cash of $24 has been pledged as collateral for the following open futures contracts on September 30, 2009:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation
U.S. Treasury 30-Year Bond December Futures	Long	12/2009	3	$9

(d)	Purchased options outstanding on September 30, 2009:

Options on Exchange-Traded Futures Contracts
Description	Exercise Price	Expiration Date	# of Contracts	Cost	Market Value
Put - CBOE S&P 500 Index December Futures	$600.000	12/19/2009	4	$9	$0
Put - CBOE S&P 500 Index December Futures	850.000	12/19/2009	11	7	8

				$16	$8

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
Put - OTC 10-Year Interest Rate Swap	BCLY	6-Month GBP-LIBOR	Receive	3.000%	09/15/2028	GBP	1,000	$35	$75
Put - OTC 15-Year Interest Rate Swap	HSBC	6-Month GBP-LIBOR	Receive	3.455%	09/15/2023		1,000	42	103

								$77	$178

(e)	Foreign currency contracts outstanding on September 30, 2009:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Sell	GBP	45	10/2009	RBS	$3	$0	$3

30	PIMCO Funds	RealRetirement® Funds	See Accompanying Notes

(Unaudited) September 30, 2009

(f)	Fair Value Measurements +

The following is a summary of the fair valuations according to the inputs used as of September 30, 2009 in valuing the Fund's assets and liabilities:

Category ++	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 09/30/2009
PIMCO Funds	$2,410	$0	$0	$2,410
Short-Term Instruments	501	544	0	1,045
Other Investments +++	117	178	0	295

Investments, at value	$3,028	$722	$0	$3,750

Financial Derivative Instruments ++++	$9	$3	$0	$12

Total	$3,037	$725	$0	$3,762

+	See note 2 in the Notes to Financial Statements for additional information.
++	Refer to the Schedule of Investments for additional information.
+++	Sum of all other categories each of which individually has an aggregate market value of less than 5% of net assets.
++++	Financial derivative instruments may include open futures contracts, swap contracts, written options, and foreign currency contracts.

(g)	Fair Value of Derivative Instruments ^

The following is a summary of the fair valuations of the Fund's derivative instruments categorized by risk exposure:

Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of September 30, 2009:

	Derivatives not accounted for as hedging instruments
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Other Contracts	Total
Assets:
Investments, at value (purchased options)	$178	$0	$0	$8	$0	$186
Variation margin receivable ^^	9	0	0	0	0	9
Unrealized appreciation on foreign currency contracts	0	3	0	0	0	3

	$187	$3	$0	$8	$0	$198

The Effect of Derivative Instruments on the Statement of Operations for the Six Months Ended September 30, 2009:

	Derivatives not accounted for as hedging instruments
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Other Contracts	Total
Realized (Loss) on Derivatives Recognized as a Result from Operations:
Net realized (loss) on futures contracts, written options and swaps	$(132)	$0	$0	$0	$0	$(132)
Net realized (loss) on foreign currency transactions	0	(9)	0	0	0	(9)

	$(132)	$(9)	$0	$0	$0	$(141)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result from Operations:
Net change in unrealized appreciation (depreciation) on investments (purchased options)	$72	$0	$0	$(9)	$0	$63
Net change in unrealized appreciation on futures contracts, written options and swaps	102	0	0	0	0	102
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	0	2	0	0	0	2

	$174	$2	$0	$(9)	$0	$167

^	See note 2 in the Notes to Financial Statements for additional information.
^^	The Fair Values of Derivative Instruments may include cumulative appreciation/depreciation of futures contracts as reported in the Notes to Schedule of Investments. Only current day's variation margin is reported within the Statement of Assets and Liabilities.

See Accompanying Notes	Semiannual Report	September 30, 2009	31

Schedule of Investments  RealRetirement® 2040 Fund

	SHARES	VALUE (000S)
PIMCO FUNDS (a)(b) 62.3%

CommodityRealReturn Strategy Fund®	29,643	$228

Global Advantage Strategy Bond Fund	35,756	405

International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged)	61,412	624

RealEstateRealReturn Strategy Fund	79,603	326

StocksPLUS® Fund	61,143	451

Total Return Fund	7,427	81

Total PIMCO Funds (Cost $2,613)		2,115

ALLIANZ FUNDS (a)(c) 1.3%

Allianz NACM Emerging Markets Opportunities Fund	2,093	44

Total Allianz Funds (Cost $61)		44

	SHARES	VALUE (000S)
EXCHANGE-TRADED FUNDS 7.4%

iShares MSCI Emerging Markets Index Fund	3,360	$131

Vanguard Emerging Markets ETF	3,114	120

Total Exchange-Traded Funds (Cost $297)		251

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 22.9%

REPURCHASE AGREEMENTS 5.2%

State Street Bank and Trust Co.
0.010% due 10/01/2009	$176	176

(Dated 09/30/2009. Collateralized by U.S. Treasury Bills 0.000% due 11/27/2009 valued at $180. Repurchase proceeds are $176.)

SHARES	VALUE (000S)
SHORT-TERM FLOATING NAV PORTFOLIO (a) 17.7%
60,029	$601

Total Short-Term Instruments (Cost $777)	777

PURCHASED OPTIONS (e) 5.5%
(Cost $93)	185

Total Investments 99.4% (Cost $3,841)	$3,372

Other Assets and Liabilities (Net) 0.6%	21

Net Assets 100.0%	$3,393

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Affiliated to the Fund.
(b)	Institutional Class Shares of each PIMCO Fund.
(c)	Institutional Class Shares of each Allianz Fund.
(d)	Cash of $18 has been pledged as collateral for the following open futures contracts on September 30, 2009:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation
U.S. Treasury 30-Year Bond December Futures	Long	12/2009	3	$9

(e)	Purchased options outstanding on September 30, 2009: Options on Exchange-Traded Futures Contracts

Description	Exercise Price	Expiration Date	# of Contracts	Cost	Market Value
Put - CBOE S&P 500 Index December Futures	$600.000	12/19/2009	4	$10	$0
Put - CBOE S&P 500 Index December Futures	850.000	12/19/2009	10	6	7

				$16	$7

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
Put - OTC 10-Year Interest Rate Swap	BCLY	6-Month GBP-LIBOR	Receive	3.000%	09/15/2028	GBP	1,000	$35	$75
Put - OTC 15-Year Interest Rate Swap	HSBC	6-Month GBP-LIBOR	Receive	3.455%	09/15/2023		1,000	42	103

								$77	$178

(f)	Foreign currency contracts outstanding on September 30, 2009:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Sell	GBP	45	10/2009	RBS	$3	$0	$3

32	PIMCO Funds	RealRetirement® Funds	See Accompanying Notes

(Unaudited) September 30, 2009

(g)	Fair Value Measurements +

The following is a summary of the fair valuations according to the inputs used as of September 30, 2009 in valuing the Fund's assets and liabilities:

Category ++	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 09/30/2009
PIMCO Funds	$2,115	$0	$0	$2,115
ALLIANZ Funds	44	0	0	44
Exchange-Traded Funds	251	0	0	251
Short-Term Instruments	601	176	0	777
Purchased Options	7	178	0	185

Investments, at value	$3,018	$354	$0	$3,372

Financial Derivative Instruments +++	$9	$3	$0	$12

Total	$3,027	$357	$0	$3,384

+	See note 2 in the Notes to Financial Statements for additional information.
++	Refer to the Schedule of Investments for additional information.
+++	Financial derivative instruments may include open futures contracts, swap contracts, written options, and foreign currency contracts.

(h)	Fair Value of Derivative Instruments ^

The following is a summary of the fair valuations of the Fund's derivative instruments categorized by risk exposure:

Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of September 30, 2009:

	Derivatives not accounted for as hedging instruments
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Other Contracts	Total
Assets:
Investments, at value (purchased options)	$178	$0	$0	$7	$0	$185
Variation margin receivable ^^	9	0	0	0	0	9
Unrealized appreciation on foreign currency contracts	0	3	0	0	0	3

	$187	$3	$0	$7	$0	$197

The Effect of Derivative Instruments on the Statement of Operations for the Six Months Ended September 30, 2009:

	Derivatives not accounted for as hedging instruments
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Other Contracts	Total
Realized (Loss) on Derivatives Recognized as a Result from Operations:
Net realized (loss) on futures contracts, written options and swaps	$(91)	$0	$0	$0	$0	$(91)
Net realized (loss) on foreign currency transactions	0	(10)	0	0	0	(10)

	$(91)	$(10)	$0	$0	$0	$(101)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result from Operations:
Net change in unrealized appreciation (depreciation) on investments (purchased options)	$72	$0	$0	$(9)	$0	$63
Net change in unrealized appreciation on futures contracts, written options and swaps	83	0	0	0	0	83
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	0	2	0	0	0	2

	$155	$2	$0	$(9)	$0	$148

^	See note 2 in the Notes to Financial Statements for additional information.
^^	The Fair Values of Derivative Instruments may include cumulative appreciation/depreciation of futures contracts as reported in the Notes to Schedule of Investments. Only current day's variation margin is reported within the Statement of Assets and Liabilities.

See Accompanying Notes	Semiannual Report	September 30, 2009	33

Schedule of Investments  RealRetirement® 2050 Fund

	SHARES	MARKET VALUE (000S)
PIMCO FUNDS (a)(b) 71.1%

CommodityRealReturn Strategy Fund®	8,310	$64

Global Advantage Strategy Bond Fund	34,451	390

International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged)	60,286	613

RealEstateRealReturn Strategy Fund	78,118	320

StocksPLUS® Fund	87,279	644

Total Return Fund	3,617	39

Total PIMCO Funds (Cost $2,484)		2,070

	SHARES	MARKET VALUE (000S)
ALLIANZ FUNDS (a)(c) 3.8%

Allianz NACM Emerging Markets Opportunities Fund	5,233	$109

Total Allianz Funds (Cost $153)		109

EXCHANGE-TRADED FUNDS 8.5%

iShares MSCI Emerging Markets Index Fund	3,297	128

Vanguard Emerging Markets ETF	3,120	121

Total Exchange-Traded Funds (Cost $295)		249

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 7.2%

U.S. TREASURY BILLS 0.3%
0.260% due 02/25/2010 (d)	$10	$10

	SHARES
SHORT-TERM FLOATING NAV PORTFOLIO (a) 6.9%
	20,009	201

Total Short-Term Instruments (Cost $210)		211

PURCHASED OPTIONS (e) 6.3%
(Cost $92)		184

Total Investments 96.9% (Cost $3,234)		$2,823

Other Assets and Liabilities (Net) 3.1%		91

Net Assets 100.0%		$2,914

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Affiliated to the Fund.
(b)	Institutional Class Shares of each PIMCO Fund.
(c)	Institutional Class Shares of each Allianz Fund.
(d)	Securities with an aggregate market value of $10 and cash of $1 have been pledged as collateral for the following open futures contracts on September 30, 2009:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation
U.S. Treasury 10-Year Note December Futures	Long	12/2009	5	$11

(e)	Purchased options outstanding on September 30, 2009:

Options on Exchange-Traded Futures Contracts
Description	Exercise Price	Expiration Date	# of Contracts	Cost	Market Value
Put - CBOE S&P 500 Index December Futures	$600.000	12/19/2009	4	$9	$0
Put - CBOE S&P 500 Index December Futures	850.000	12/19/2009	9	6	6

				$15	$6

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date		Notional Amount	Cost	Market Value
Put - OTC 10-Year Interest Rate Swap	BCLY	6-Month GBP-LIBOR	Receive	3.000%	09/15/2028	GBP	1,000	$35	$75
Put - OTC 15-Year Interest Rate Swap	HSBC	6-Month GBP-LIBOR	Receive	3.455%	09/15/2023		1,000	42	103

								$77	$178

(f)	Foreign currency contracts outstanding on September 30, 2009:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Sell	AUD	48	11/2009	RBS	$0	$0	$0
Sell	GBP	45	10/2009	RBS	3	0	3

					$3	$0	$3

34	PIMCO Funds	RealRetirement® Funds	See Accompanying Notes

(Unaudited) September 30, 2009

(g)	Fair Value Measurements +

The following is a summary of the fair valuations according to the inputs used as of September 30, 2009 in valuing the Fund's assets and liabilities:

Category ++	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 09/30/2009
PIMCO Funds	$2,070	$0	$0	$2,070
ALLIANZ Funds	109	0	0	109
Exchange-Traded Funds	249	0	0	249
Short-Term Instruments	201	10	0	211
Purchased Options	6	178	0	184

Investments, at value	$2,635	$188	$0	$2,823

Financial Derivative Instruments +++	$11	$3	$0	$14

Total	$2,646	$191	$0	$2,837

+	See note 2 in the Notes to Financial Statements for additional information.
++	Refer to the Schedule of Investments for additional information.
+++	Financial derivative instruments may include open futures contracts, swap contracts, written options, and foreign currency contracts.

(h)	Fair Value of Derivative Instruments ^

The following is a summary of the fair valuations of the Fund's derivative instruments categorized by risk exposure:

Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of September 30, 2009:

	Derivatives not accounted for as hedging instruments
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Other Contracts	Total
Assets:
Investments, at value (purchased options)	$178	$0	$0	$6	$0	$184
Variation margin receivable ^^	11	0	0	0	0	11
Unrealized appreciation on foreign currency contracts	0	3	0	0	0	3

	$189	$3	$0	$6	$0	$198

The Effect of Derivative Instruments on the Statement of Operations for the Six Months Ended September 30, 2009:

	Derivatives not accounted for as hedging instruments
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Other Contracts	Total
Realized (Loss) on Derivatives Recognized as a Result from Operations:
Net realized (loss) on futures contracts, written options and swaps	$(169)	$0	$0	$0	$0	$(169)
Net realized (loss) on foreign currency transactions	0	(15)	0	0	0	(15)

	$(169)	$(15)	$0	$0	$0	$(184)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result from Operations:
Net change in unrealized appreciation (depreciation) on investments (purchased options)	$72	$0	$0	$(9)	$0	$63
Net change in unrealized appreciation on futures contracts, written options and swaps	108	0	0	0	0	108
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	0	2	0	0	0	2

	$180	$2	$0	$(9)	$0	$173

^	See note 2 in the Notes to Financial Statements for additional information.
^^	The Fair Values of Derivative Instruments may include cumulative appreciation/depreciation of futures contracts as reported in the Notes to Schedule of Investments. Only current day's variation margin is reported within the Statement of Assets and Liabilities.

See Accompanying Notes	Semiannual Report	September 30, 2009	35

Notes to Financial Statements

1.  ORGANIZATION

PIMCO Funds (the “Trust”) was established as a Massachusetts business trust on February 19, 1987. The Trust is registered under the Investment Company Act of 1940 (the “Act”), as amended, as an open-end management investment company. Information presented in these financial statements pertains to the Institutional Class, Administrative Class, Class A, Class C, Class D and Class R shares of five funds (the “Funds”) offered by the Trust.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Determination of Net Asset Value  The Net Asset Value (“NAV”) of a Fund’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open. Information that becomes known to a Fund or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

(b) Investment Valuation  With respect to any portion of a Fund’s assets that are invested in one or more open-end management investment companies, a Fund’s NAV will be calculated based upon the NAVs of such investments.

For purposes of calculating the NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services.

Domestic and foreign fixed income securities and non-exchange traded derivatives are normally valued on the basis of quotes obtained from brokers and dealers or pricing services. Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair value. Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange. A Fund will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the NAV may change on days when an investor is not able to purchase, redeem or exchange shares.

Securities and other assets for which market quotes are not readily available are valued at fair value as determined in good faith by the Board of Trustees or persons acting at their direction. The Board of Trustees has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the investment adviser, Pacific Investment Management Company LLC (“PIMCO”) the responsibility for applying the valuation methods. For instance, certain securities or investments for which daily market quotes are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to other securities or indices. In the event that market quotes are not readily available, and the security or asset cannot be valued pursuant to one of the valuation methods, the value of the security or asset will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of a Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. The Board of Trustees has delegated to PIMCO the responsibility for monitoring significant events that may materially affect the values of a Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events.

When a Fund uses fair value pricing to determine its NAV, securities will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board of Trustees or persons acting at their direction believe accurately reflects fair value. Fair value pricing may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of a Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board of Trustees or persons acting at their direction would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold.

U.S. GAAP defines fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes and requires disclosure of a fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Levels 1, 2, and 3). Categorization of fair value measurements is determined by the nature of the inputs as follows: inputs using quoted prices in active markets for identical assets or liabilities (“Level 1”), significant other observable inputs (“Level 2”), and significant unobservable inputs (“Level 3”). Valuation levels are not necessarily an indication of the risk associated with investing in those securities. For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in/out of the Level 3 category during the period. In accordance with the requirements of U.S. GAAP, a fair value hierarchy and Level 3 reconciliation have been included in the Notes to the Schedule of Investments for each respective Fund.

(c) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold

36	PIMCO Funds	RealRetirement® Funds

(Unaudited) September 30, 2009

are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statements of Operations.

(d) Cash and Foreign Currency  The functional and reporting currency for the Funds is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. Dollars based on the current exchange rates each business day. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not segregated on the Statements of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

(e) Multiclass Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). For daily dividend Funds, income and non-class specific expenses are allocated daily to each class on the basis of the relative value of settled shares. For non-daily dividend Funds, income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the respective Fund. Class specific expenses, where applicable, currently include supervisory and administrative, distribution and servicing fees.

(f) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared and distributed to shareholders quarterly. Net realized capital gains earned by each Fund, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may change the fiscal year when income and capital items are recognized for tax and U.S. GAAP purposes. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of mortgage paydowns, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income and realized capital gain reported on each Fund’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

3.  SECURITIES AND OTHER INVESTMENTS

(a) Repurchase Agreements  Each Fund may engage in repurchase transactions. Under the terms of a typical repurchase agreement, a Fund takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and a Fund to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Fund’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset in the Statements of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statements of Operations. In periods of increased demand for collateral, a Fund may pay a fee for receipt of collateral, which may result in interest expense to the Fund. Generally, in the event of counterparty default, a Fund has the right to use the collateral to offset losses incurred. If the counterparty should default, a Fund will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

(b) U.S. Government Agencies or Government-Sponsored Enterprises  Certain Funds may invest in U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. The U.S. Government does not guarantee the net asset value of the Funds’ shares. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the United States government; others, such as those of the Federal Home Loan Bank, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the United States Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation the common stock of which is owned entirely by private stockholders. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the United States Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States Government.

On September 6, 2008, the Federal Housing Finance Agency (“FHFA”) placed FNMA and FHMLC into conservatorship. As the conservator, FHFA succeeded to all rights, titles, powers and privileges of FNMA and FHLMC and of any stockholder,

Semiannual Report	September 30, 2009	37

Notes to Financial Statements   (Cont.)

officer or director of FNMA and FHLMC with respect to FNMA and FHLMC and the assets of FNMA and FHLMC. FHFA selected a new chief executive officer and chairman of the board of directors for each of FNMA and FHLMC. On September 7, 2008, the U.S. Treasury announced three additional steps taken by it in connection with the conservatorship. First, the U.S. Treasury entered into a Senior Preferred Stock Purchase Agreement with each of FNMA and FHLMC pursuant to which the U.S. Treasury will purchase up to an aggregate of $100 billion of each of FNMA and FHLMC to maintain a positive net worth in each enterprise. This agreement contains various covenants that severely limit each enterprise’s operations. In exchange for entering into these agreements, the U.S. Treasury received $1 billion of each enterprise’s senior preferred stock and warrants to purchase 79.9% of each enterprise’s common stock. Second, the U.S. Treasury announced the creation of a new secured lending facility which is available to each of FNMA and FHLMC as a liquidity backstop. Third, the U.S. Treasury announced the creation of a temporary program to purchase mortgage-backed securities issued by each of FNMA and FHLMC. Both the liquidity backstop and the mortgage-backed securities purchase program are scheduled to expire in December 2009. FNMA and FHLMC are continuing to operate as going concerns while in conservatorship and each remain liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities. The liquidity backstop and the Senior Preferred Stock Purchase Agreement are both intended to enhance each of FNMA’s and FHLMC’s ability to meet its obligations.

4.  FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Funds use derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect the Funds’ financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Statements of Operations, each categorized by type of derivative contract, are included in a table in the Notes to Schedules of Investments. The derivative instruments outstanding as of period end as disclosed in the Notes to Schedules of Investments and the amounts of realized and changes in unrealized gains and losses on derivative instruments during the period as disclosed in the Statements of Operations serve as indicators of the volume of derivative activity for the Funds.

(a) Foreign Currency Contracts  Certain Funds may enter into foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of a Fund’s securities or as a part of an investment strategy. A foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a foreign currency contract fluctuates with changes in foreign currency exchange rates. Foreign currency contracts are marked to market daily and the change in value is recorded by a Fund as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statements of Assets and Liabilities. In addition, a Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective contracts.

(b) Futures Contracts  Certain Funds may enter into futures contracts. A Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by a Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, a Fund is required to deposit with its futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statements of Assets and Liabilities.

(c) Options Contracts  Certain Funds may write call and put options on futures, swaps (“swaptions”), securities, commodities or currencies it owns or in which it may invest. Writing put options tends to increase a Fund’s exposure to the underlying instrument. Writing call options tends to decrease a Fund’s exposure to the underlying instrument. When a Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statements of Assets and Liabilities. Certain options may be written with premiums to be determined on a future date. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. A Fund as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market.

Certain Funds may also purchase put and call options. Purchasing call options tends to increase a Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease a Fund’s exposure to the underlying instrument. A Fund pays a premium which is included on the Fund’s Statements of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss.

5.  PRINCIPAL RISKS

In the normal course of business the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk), or failure or inability of the other party to a transaction to perform (credit and counterparty risk).

Market Risks  A Fund’s investments in derivatives and other financial instruments expose the Fund to various risks such as, but not limited to, interest rate, foreign currency, equity and commodity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by a Fund is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income’s market price to interest rate (i.e. yield) movements.

If a Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to

38	PIMCO Funds	RealRetirement® Funds

(Unaudited) September 30, 2009

foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, a Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund.

The market values of equities, such as common stocks and preferred stocks or equity related investments such as futures, options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

A Fund’s investments in commodity-linked derivative instruments may subject the Fund to greater market price volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Credit and Counterparty Risks  A Fund will be exposed to credit risk on parties with whom it trades and will also bear the risk of settlement default. A Fund minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. A Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, a Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default. Financial assets, which potentially expose a Fund to counterparty risk, consist principally of cash due from counterparties and investments. PIMCO, as the investment adviser, minimizes counterparty risks to the Funds by performing extensive reviews of each counterparty and obtaining approval from the Counterparty Risk Committee prior to entering into transactions with a third party. All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once a Fund has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

A Fund is subject to various Master Agreements, which govern the terms of certain transactions with select counterparties. These Master Agreements reduce the counterparty risk associated with relevant transactions by allowing a Fund to net contracts in the event of default. All amounts with the counterparty are terminated and settled on a net basis. A Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements (“Master Repo Agreements”) govern transactions between a Fund and select counterparties. The Master Repo Agreements maintain provisions for, initiation, income payments, events of default, and maintenance of collateral for Repurchase Agreements.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain purchases and sales made on a delayed-delivery basis by and between a Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) govern transactions, over-the-counter derivative and foreign exchange contracts, entered into by a Fund and those counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to early terminate could be material to the financial statements.

On September 15, 2008, Lehman Brothers Holdings Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code. On September 19, 2008, a proceeding under the Securities Investor Protection Act (SIPA) was commenced with respect to Lehman Brothers Inc., a broker-dealer. A trustee appointed under SIPA is administering the bankruptcy estate of Lehman Brothers Inc. Lehman Brothers International (Europe) was placed in administration under the UK Insolvency Act on September 15, 2008. Lehman Brothers Special Financing Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code on October 3, 2008. In connection with these filings, the Lehman Brothers group of companies (collectively “Lehman Brothers”) will be reorganized and/or liquidated in an orderly fashion, subject to court approval. Each Lehman Brothers entity is a separate legal entity that is subject to its own bankruptcy proceeding.

Certain Funds had select holdings, credit default swap agreements, and securities and derivatives transactions outstanding with Lehman Brothers entities as issuer, referenced entity, counterparty or guarantor at the time the relevant Lehman Brothers entity filed for protection or was placed in administration. The security holdings, credit default swap agreements, and securities and derivatives transactions associated with Lehman Brothers have been written down to their estimated recoverable values. Anticipated losses for securities and derivatives transactions associated with Lehman Brothers have been incorporated as components of receivable for investments sold or payable for investments purchased on the Statements of Assets and Liabilities and net realized gain (loss) on investments on the Statements of Operations. Financial assets and liabilities may be offset and the net amount may be reported on the Statements of Assets and Liabilities where there is a legally enforceable right to set off the recognized amounts and the U.S. GAAP provision have been met. A facilitated auction occurred on October 10, 2008 comprising multiple pre-approved brokerage agencies to determine the estimated recovery rate for holdings and credit default swap agreements with Lehman Brothers Holdings Inc. as referenced entity. These recovery rates have been utilized in determining estimated recovery values.

PIMCO delivered notices of default to the relevant Lehman Brothers entities in accordance with the terms of the applicable agreements. For transactions with Lehman Brothers counterparties, PIMCO terminated the trades, obtained quotations from brokers for replacement trades and, where deemed appropriate, re-opened positions with new counterparties.

Where relevant the Funds have filed claims with Lehman Brothers Inc. and intend to do so with other Lehman Brothers entities, in accordance with the applicable bankruptcy proceedings. In addition, Funds that owed money to Lehman Brothers Special Financing Inc. have entered into a settlement agreement with Lehman Brothers Special Financing Inc. and have paid such amounts.

Semiannual Report	September 30, 2009	39

Notes to Financial Statements   (Cont.)

6.  FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Global Investors of America L.P. (“AGI”), and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from each Fund, at an annual rate based on average daily net assets (the “Investment Advisory Fee”). As the RealRetirement® Funds approach their target dates and their portfolios become more conservative, the RealRetirement® Funds’ investment advisory contract provides that certain RealRetirement® Funds’ Investment Advisory Fee will periodically decrease over time according to set intervals. The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”), and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory and Supervisory and Administrative Fees for all classes are charged at an annual rate as noted in the following table:

	Investment Advisory Fee	Supervisory and Administrative Fee

Fund Name	All Classes	Institutional Class	Administrative Class	A and C Classes	Class D	Class R
RealRetirement® 2010 Fund (1)	0.70%	0.05%	0.05%	0.40%	0.40%	0.40%
RealRetirement® 2020 Fund (1)	0.70%	0.05%	0.05%	0.40%	0.40%	0.40%
RealRetirement® 2030 Fund (1)	0.75%	0.05%	0.05%	0.40%	0.40%	0.40%
RealRetirement® 2040 Fund (1)	0.80%	0.05%	0.05%	0.40%	0.40%	0.40%
RealRetirement® 2050 Fund (1)	0.80%	0.05%	0.05%	0.40%	0.40%	0.40%

(1)

PIMCO has contractually agreed to waive the Investment Advisory Fee and the Supervisory and Administrative Fee it receives from the Fund in an amount equal to the expenses attributable to Investment Advisory and Supervisory and Administrative Fees of Underlying PIMCO Funds (as defined herein) indirectly incurred by the Fund in connection with its investments in Underlying PIMCO Funds. This waiver may not be terminated by PIMCO and will remain in effect for as long as PIMCO manages the Fund.

(c) Distribution and Servicing Fees  Allianz Global Investors Distributors LLC (“AGID”) is an indirect wholly-owned subsidiary of AGI and serves as the distributor (the “Distributor”) of the Trust’s shares. The Trust is permitted to reimburse AGID on a quarterly basis, out of the Administrative Class assets of each Fund offering Administrative Class Shares in an amount up to 0.25% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Fund shares as their funding medium. Unreimbursed costs may be carried forward for reimbursement for up to twelve months beyond the date in which it is incurred, subject always to the limit that not more than 0.25% of the average daily net assets attributable to an Administrative Class may be expensed. The effective rate paid to AGID was 0.25% during the current fiscal year with no unreimbursed costs to be carried forward as of September 30, 2009.

Pursuant to the Distribution and Servicing Plans adopted by the A, B, C, D and R Classes of the Trust, the Trust compensates AGID or an affiliate for services provided and expenses incurred in connection with assistance rendered in the sale of shares and services rendered to shareholders and for maintenance of shareholder accounts of the A, B, C, D and R Classes. The Trust paid AGID distribution and servicing fees at effective rates as set forth in the following table (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Allowable Rate
	Distribution Fee	Servicing Fee
Institutional Class
All Funds	—	—
Class A
All Funds	—	0.25%
Class C
All Funds	0.75%	0.25%
Class D
All Funds	—	0.25%
Class R
All Funds	0.25%	0.25%

AGID also receives the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares, except for the Money Market Fund, and the contingent deferred sales charges paid by the shareholders upon certain redemptions of A, B and C Class shares. For the period ended September 30, 2009, AGID received $10,171,822 from the Trust representing commissions (sales charges) and contingent deferred sales charges.

(d) Fund Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

PIMCO has agreed to waive a portion of the RealRetirement® 2010, RealRetirement® 2020, RealRetirement® 2030, RealRetirement® 2040 and RealRetirement® 2050 Funds’ Supervisory and Administrative Fees in each Fund’s first fiscal year, to the extent that the payment of each Fund’s pro rata share of organizational expenses and Trustee Fees cause the actual expense ratio to rise above the rates disclosed in the then-current prospectus plus 0.0049% as set forth below (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

40	PIMCO Funds	RealRetirement® Funds

(Unaudited) September 30, 2009

Fund Name	Inst’l Class	Admin Class	Class A	Class C	Class D	Class R
RealRetirement® 2010 Fund	0.05%	0.05%	0.40%	0.40%	0.40%	0.40%
RealRetirement® 2020 Fund	0.05%	0.05%	0.40%	0.40%	0.40%	0.40%
RealRetirement® 2030 Fund	0.05%	0.05%	0.40%	0.40%	0.40%	0.40%
RealRetirement® 2040 Fund	0.05%	0.05%	0.40%	0.40%	0.40%	0.40%
RealRetirement® 2050 Fund	0.05%	0.05%	0.40%	0.40%	0.40%	0.40%

PIMCO may be reimbursed for these waived amounts in future periods, not to exceed thirty-six months after the waiver. Expenses that have been waived may still be reimbursed by the Administrator, to the extent the Funds’ annualized total portfolio operating expenses plus the amount so reimbursed does not exceed the operating expense limitation. The recoverable amounts to the Administrator at September 30, 2009, were as follows (amounts in thousands):

Fund Name	Recoverable Amounts
RealRetirement® 2010 Fund	$52
RealRetirement® 2020 Fund	54
RealRetirement® 2030 Fund	54
RealRetirement® 2040 Fund	54
RealRetirement® 2050 Fund	54

Each unaffiliated Trustee receives an annual retainer of $100,000, plus $9,500 for each Board of Trustees meeting attended in person, $750 ($1,000 in the case of the audit committee chair) for each committee meeting attended and $1,500 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $15,000 and each other committee chair receives an additional annual retainer of $1,500.

The PIMCO Funds Private Account Portfolio Series: Short-Term Floating NAV Portfolio (“PAPS Short-Term Floating NAV Portfolio”) does not bear Trustee Fees. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Acquired Fund Fees and Expenses (Underlying PIMCO Fund Expenses)  The Underlying PIMCO Fund expenses for the Funds are based upon an allocation of a Fund’s assets among the Underlying PIMCO Funds and upon the total annual operating expenses of the Institutional Class shares of these Underlying PIMCO Funds. Underlying PIMCO Fund expenses will vary with changes in the expenses of the Underlying PIMCO Funds, as well as allocation of a Fund’s assets.

PIMCO has contractually agreed to waive the Investment Advisory Fee and the Supervisory and Administrative Fee it receives from the Funds in an amount equal to the expenses attributable to Investment Advisory and Supervisory and Administrative Fees of Underlying PIMCO Funds indirectly incurred by the Funds in connection with the Funds’ investments in Underlying PIMCO Funds. This waiver may not be terminated by PIMCO and will remain in effect for as long as PIMCO manages the Funds. The waiver is reflected in the Statements of Operations as a component of Reimbursement by Manager.

7.  RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 6 and the accrued related party fees amounts are disclosed in the Statements of Assets and Liabilities.

The RealRetirement® 2010, RealRetirement® 2020, RealRetirement® 2030, RealRetirement® 2040, and RealRetirement® 2050 Funds invest substantially all of their assets in Institutional Class shares of other investment companies of the Trust (the “Underlying PIMCO Funds”). These Underlying PIMCO Funds are considered to be affiliated with the RealRetirement® 2010, RealRetirement® 2020, RealRetirement® 2030, RealRetirement® 2040, and RealRetirement® 2050 Funds. The table below shows the transactions in and earnings from investments in these affiliated Funds for the period ended September 30, 2009 (amounts in thousands):

RealRetirement® 2010 Fund
Underlying Funds	Market Value 03/31/2009	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 09/30/2009	Dividend Income	Net Capital and Realized Gain (Loss)
CommodityRealReturn Strategy Fund®	$131	$5	$0	$(149)	$166	$5	$0
Global Advantage Strategy Bond Fund	0	172	0	6	178	1	0
International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged)	344	0	0	(6)	540	0	0
Real Return Fund	555	11	0	(30)	609	11	0
RealEstateRealReturn Strategy Fund	169	0	0	(156)	333	0	0
Short-Term Floating NAV Portfolio	0	801	0	0	801	1	0
Small Cap StocksPLUS® TR Strategy Fund	114	0	167	0	0	0	(17)
StocksPLUS® Fund	171	0	0	(82)	255	0	0
Total Return Fund	740	23	0	7	822	23	0
Totals	$2,224	$1,012	$167	$(410)	$3,704	$41	$(17)

Semiannual Report	September 30, 2009	41

Notes to Financial Statements   (Cont.)

RealRetirement® 2020 Fund
Underlying Funds	Market Value 03/31/2009	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 09/30/2009	Dividend Income	Net Capital and Realized Gain (Loss)
CommodityRealReturn Strategy Fund®	$162	$6	$0	$(184)	$205	$6	$0
Global Advantage Strategy Bond Fund	0	236	0	9	244	1	0
International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged)	396	0	0	(9)	622	0	0
Real Return Fund	422	8	0	(23)	463	8	0
RealEstateRealReturn Strategy Fund	174	0	0	(161)	343	0	0
Short-Term Floating NAV Portfolio	100	701	0	0	801	1	0
Small Cap StocksPLUS® TR Strategy Fund	156	0	229	0	0	0	(24)
StocksPLUS® Fund	194	0	0	(94)	290	0	0
Total Return Fund	568	18	0	6	631	18	0
Totals	$2,172	$969	$229	$(456)	$3,599	$34	$(24)

RealRetirement® 2030 Fund
Underlying Funds	Market Value 03/31/2009	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 09/30/2009	Dividend Income	Net Capital and Realized Gain (Loss)
CommodityRealReturn Strategy Fund®	$193	$7	$0	$(219)	$244	$6	$0
Global Advantage Strategy Bond Fund	0	281	0	10	292	1	0
International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged)	398	0	0	(8)	626	0	0
Real Return Fund	144	3	0	(8)	158	3	0
RealEstateRealReturn Strategy Fund	166	0	0	(154)	328	0	0
Short-Term Floating NAV Portfolio	100	401	0	0	501	1	0
Small Cap StocksPLUS® TR Strategy Fund	187	0	273	0	0	0	(28)
StocksPLUS® Fund	236	0	0	(114)	352	0	0
Total Return Fund	370	11	0	4	410	12	0
Totals	$1,794	$703	$273	$(489)	$2,911	$23	$(28)

RealRetirement® 2040 Fund
Underlying Funds	Market Value 03/31/2009	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 09/30/2009	Dividend Income	Net Capital and Realized Gain (Loss)
Allianz NACM Emerging Markets Opportunities Fund	$28	$0	$0	$(18)	$44	$0	$0
CommodityRealReturn Strategy Fund®	180	6	0	(204)	228	6	0
Global Advantage Strategy Bond Fund	0	391	0	14	405	2	0
International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged)	397	0	0	(8)	624	0	0
RealEstateRealReturn Strategy Fund	165	0	0	(154)	326	0	0
Short-Term Floating NAV Portfolio	0	601	0	0	601	1	0
Small Cap StocksPLUS® TR Strategy Fund	260	0	379	0	0	0	(39)
StocksPLUS® Fund	302	0	0	(146)	451	0	0
Total Return Fund	73	2	0	1	81	2	0
Totals	$1,405	$1,000	$379	$(515)	$2,760	$11	$(39)

42	PIMCO Funds	RealRetirement® Funds

(Unaudited) September 30, 2009

RealRetirement® 2050 Fund
Underlying Funds	Market Value 03/31/2009	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 09/30/2009	Dividend Income	Net Capital and Realized Gain (Loss)
Allianz NACM Emerging Markets Opportunities Fund	$69	$0	$0	$(44)	$109	$0	$0
CommodityRealReturn Strategy Fund®	51	2	0	(57)	64	2	0
Global Advantage Strategy Bond Fund	0	376	0	14	390	2	0
International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged)	389	0	0	(9)	613	0	0
RealEstateRealReturn Strategy Fund	163	0	0	(153)	320	0	0
Short-Term Floating NAV Portfolio	0	200	0	0	201	0	0
Small Cap StocksPLUS® TR Strategy Fund	250	0	365	0	0	0	(38)
StocksPLUS® Fund	431	0	0	(209)	644	0	0
Total Return Fund	36	1	0	0	39	1	0
Totals	$1,389	$579	$365	$(458)	$2,380	$5	$(38)

8.  GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.

9.  PURCHASES AND SALES OF SECURITIES

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended September 30, 2009, were as follows (amounts in thousands):

	U.S. Government/Agency		All Other
Fund Name	Purchases	Sales	Purchases	Sales
RealRetirement® 2010 Fund	$6	$0	$1,012	$167
RealRetirement® 2020 Fund	0	0	969	229
RealRetirement® 2030 Fund	0	0	703	273
RealRetirement® 2040 Fund	0	0	1,000	379
RealRetirement® 2050 Fund	0	0	579	365

Semiannual Report	September 30, 2009	43

Notes to Financial Statements   (Cont.)

10.  SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	RealRetirement® Fund 2010				RealRetirement® Fund 2020				RealRetirement® Fund 2030
	Six Months Ended 09/30/2009		Year Ended 03/31/2009		Six Months Ended 09/30/2009		Year Ended 03/31/2009		Six Months Ended 09/30/2009		Year Ended 03/31/2009
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	27	$206	0	$0	0	$0	0	$0	7	$50	0	$0
Administrative Class	0	0	1	10	0	0	1	10	0	0	1	10
Class A	32	240	32	277	72	538	34	294	22	154	11	74
Class C	19	144	14	106	22	158	1	10	19	138	13	87
Class D	7	55	3	20	30	219	16	115	31	216	7	41
Class R	8	56	5	35	53	399	1	10	16	115	1	11
Issued as reinvestment of distributions
Institutional Class	4	37	66	465	3	26	67	450	3	21	69	436
Administrative Class	0	0	0	1	0	0	0	1	0	0	0	1
Class A	0	5	6	40	1	5	5	31	0	1	0	3
Class C	0	2	1	9	0	1	0	1	0	1	1	6
Class D	0	0	0	1	0	2	2	12	0	1	0	2
Class R	0	1	0	2	0	3	0	1	0	1	0	1
Cost of shares redeemed
Institutional Class	0	(2)	0	0	0	0	0	0	(4)	(30)	0	0
Administrative Class	0	0	0	0	0	0	0	0	0	0	0	0
Class A	(6)	(45)	0	0	(3)	(22)	(7)	(48)	(1)	(10)	(1)	(12)
Class C	(2)	(20)	0	(3)	(2)	(16)	0	0	0	0	0	0
Class D	(3)	(22)	0	0	(2)	(14)	(1)	(6)	(2)	(19)	0	0
Class R	0	(1)	0	0	0	(2)	0	0	0	0	0	0
Net increase resulting from Fund share transactions	86	$656	128	$963	174	$1,297	119	$881	91	$639	102	$660

	RealRetirement® Fund 2040				RealRetirement® Fund 2050
	Six Months Ended 09/30/2009		Year Ended 03/31/2009		Six Months Ended 09/30/2009		Year Ended 03/31/2009
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	0	$0	0	$0	0	$0	0	$0
Administrative Class	0	0	1	10	0	0	1	10
Class A	13	83	4	30	1	7	3	20
Class C	2	10	1	10	3	16	1	11
Class D	26	174	1	2	6	38	1	3
Class R	32	204	1	11	1	4	2	15
Issued as reinvestment of distributions
Institutional Class	1	7	74	431	0	0	67	384
Administrative Class	0	0	0	1	0	0	0	1
Class A	0	0	1	4	0	0	0	2
Class C	0	0	0	1	0	0	0	1
Class D	0	0	0	1	0	0	0	1
Class R	0	0	0	1	0	0	0	2
Cost of shares redeemed
Institutional Class	0	0	0	0	0	0	0	0
Administrative Class	0	0	0	0	0	0	0	0
Class A	(1)	(5)	0	(1)	(1)	(5)	0	(3)
Class C	0	0	0	0	0	(7)	0	0
Class D	0	0	0	0	(1)	0	0	0
Class R	(2)	(15)	0	0	0	0	0	0
Net increase resulting from Fund share transactions	71	$458	83	$501	9	$53	75	$447

44	PIMCO Funds	RealRetirement® Funds

(Unaudited) September 30, 2009

11.  REGULATORY AND LITIGATION MATTERS

PIMCO, a subsidiary of AGI, and PIMCO Funds are the subject of a lawsuit in the Northern District of Illinois Eastern Division in which the complaint alleges that plaintiffs each purchased and sold a 10-year Treasury note futures contract and suffered damages from an alleged shortage when PIMCO held both physical and futures positions in 10-year Treasury notes for its client accounts. In July 2007, the court granted class certification of a class consisting of those persons who purchased futures contracts to offset short positions between May 9, 2005 and June 30, 2005. Management currently believes that the complaint is without merit and PIMCO and PIMCO Funds intend to vigorously defend against this action.

In April 2006, certain registered investment companies and other funds managed by PIMCO were served in an adversary proceeding brought by the Official Committee of Asbestos Claimants of G-I Holdings, Inc. in G-I Holdings, Inc.’s bankruptcy in the District of New Jersey. In July 2004, PIMCO was named in this lawsuit and remains a defendant. The plaintiff seeks to recover for the bankruptcy estate assets that were transferred by the predecessor entity of G-I Holdings, Inc. to a wholly-owned subsidiary in 1994. The subsidiary has since issued notes, of which certain registered investment companies and other funds managed by PIMCO are alleged to be holders. The complaint alleges that in 2000, more than two hundred noteholders — including certain registered investment companies and other funds managed by PIMCO — were granted a second priority lien on the assets of the subsidiary in exchange for their consent to a refinancing transaction and the granting of a first priority lien to the lending banks. The plaintiff is seeking invalidation of the lien in favor of the noteholders and/or the value of the lien. A Plan of Reorganization (the “Plan”) is currently under consideration by the Court in the underlying bankruptcy case. If the Plan is approved, it is expected that the adversary proceeding to which PIMCO and other funds managed by PIMCO (“PIMCO Entities”) are parties will be dismissed. It is not known at this time when the Plan may be approved, if at all. In the meantime, the adversary proceeding is stayed. This matter is not expected to have a material adverse effect on the relevant PIMCO Entities.

12.  FEDERAL INCOME TAX MATTERS

Each Fund intends to qualify as a regulated investment company under sub-chapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

As of September 30, 2009, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns.

The CommodityRealReturn Strategy Fund (the “CRRS Fund”) may gain exposure to the commodities markets primarily through index-linked notes, and may invest in other commodity-linked derivative instruments, including commodity swap agreements, options, futures contracts, options on futures contracts and foreign funds investing in similar commodity-linked derivatives.

One of the requirements for favorable tax treatment as a regulated investment company under the Code is that the Fund derive at least 90% of its gross income from certain qualifying sources of income. The IRS has issued a revenue ruling which holds that income derived from commodity index-linked swaps is not qualifying income under Subchapter M of the Code. Subsequently, the IRS issued a private letter ruling to the CRRS Fund in which the IRS specifically concluded that income from certain commodity index-linked notes is qualifying income. In addition, the IRS issued another private letter ruling to the CRRS Fund in which the IRS specifically concluded that income derived from the CRRS Fund’s investment in its subsidiary, which invests primarily in commodity index-linked swaps, will also constitute qualifying income to the CRRS Fund. Based on such rulings, the CRRS Fund will continue to seek to gain exposure to the commodity markets primarily through investments in commodity-linked notes and through investments in its subsidiary.

If, during a taxable year, the PIMCO Cayman Commodity Fund I Ltd. (the “CRRS Subsidiary”)’s taxable losses (and other deductible items) exceed its income and gains, the net loss will not pass through to the CRRS Fund as a deductible amount for Federal income tax purposes. Note that the loss from the CRRS Subsidiary’s contemplated activities also cannot be carried forward to reduce future CRRS Subsidiary’s income in subsequent years. However, if the CRRS Subsidiary’s taxable gains exceed its losses and other deductible items during a taxable year, the net gain will pass through to the CRRS Fund as income for Federal income tax purposes.

As of September 30, 2009, the aggregate cost of investments was the same for federal income tax and financial statement purposes. The net unrealized appreciation/(depreciation) of investment securities for federal income tax purposes were as follows (amounts in thousands):

Fund Name	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized (Depreciation) (1)
RealRetirement® 2010 Fund	$115	$(432)	$(317)
RealRetirement® 2020 Fund	116	(484)	(368)
RealRetirement® 2030 Fund	115	(529)	(414)
RealRetirement® 2040 Fund	117	(586)	(469)
RealRetirement® 2050 Fund	116	(527)	(411)

(1)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals for federal income tax purposes.

13.  SUBSEQUENT EVENTS

PIMCO has evaluated the possibility of subsequent events existing in the Funds’ financial statements through November 25, 2009, the date that the financial statements were available to be issued. PIMCO has determined that there are no additional material events that would require disclosure in the Funds’ financial statements through this date.

Semiannual Report	September 30, 2009	45

GLOSSARY: (abbreviations that may be used in the preceding statements)	(Unaudited)

Counterparty Abbreviations:
ABN	ABN AMRO Bank, N.V.	CITI	Citigroup, Inc.	MSC	Morgan Stanley
AIG	AIG International, Inc.	CSFB	Credit Suisse First Boston	RBC	Royal Bank of Canada
BCLY	Barclays Bank PLC	DUB	Deutsche Bank AG	RBS	Royal Bank of Scotland Group PLC
BNP	BNP Paribas Bank	GSC	Goldman Sachs & Co.	SOG	Societe Generale
BOA	Bank of America	HSBC	HSBC Bank USA	SSB	State Street Bank and Trust Co.
BSN	Bank of Nova Scotia	JPM	JPMorgan Chase & Co.	UBS	UBS Warburg LLC
CBA	Commonwealth Bank of Australia	MLP	Merrill Lynch & Co., Inc.	WAC	Wachovia Bank N.A.

Currency Abbreviations:
AED	UAE Dirham	HKD	Hong Kong Dollar	PLN	Polish Zloty
ARS	Argentine Peso	HUF	Hungarian Forint	RON	Romanian New Leu
AUD	Australian Dollar	IDR	Indonesian Rupiah	RUB	Russian Ruble
BRL	Brazilian Real	ILS	Israeli Shekel	SAR	Saudi Riyal
CAD	Canadian Dollar	INR	Indian Rupee	SEK	Swedish Krona
CHF	Swiss Franc	JPY	Japanese Yen	SGD	Singapore Dollar
CLP	Chilean Peso	KRW	South Korean Won	THB	Thai Baht
CNY	Chinese Renminbi	KWD	Kuwaiti Dinar	TRY	Turkish New Lira
COP	Colombian Peso	MXN	Mexican Peso	TWD	Taiwanese Dollar
CZK	Czech Koruna	MYR	Malaysian Ringgit	UAH	Ukrainian Hryvnia
DKK	Danish Krone	NOK	Norwegian Krone	USD	United States Dollar
EGP	Egyptian Pound	NZD	New Zealand Dollar	UYU	Uruguayan Peso
EUR	Euro	PEN	Peruvian New Sol	ZAR	South African Rand
GBP	British Pound	PHP	Philippine Peso

Exchange Abbreviations:
AMEX	American Stock Exchange	ICE	IntercontinentalExchange®	NYBEX	New York Board of Trade
CBOE	Chicago Board Options Exchange	ICEX	Iceland Stock Exchange	NYMEX	New York Mercantile Exchange
CBOT	Chicago Board of Trade	KCBT	Kansas City Board of Trade	NYFE	New York Futures Exchange
CME	Chicago Mercantile Exchange	LIFFE	London International Financial Futures Exchange	NYSE	New York Stock Exchange
FTSE	Financial Times Stock Exchange	LMEX	London Metal Exchange	OTC	Over-the-Counter

Index Abbreviations:
ABX.HE	Asset-Backed Securities Index - Home Equity	DJAIGTR	Dow Jones-AIG Total Return Commodity Index	eRAFI	enhanced Research Affiliates Fundamental Index
BCC2GO1P	Barclays Capital Gas Oil 1M Deferred S2 Excess Return Index	DJAIHGTR	Dow Jones-AIG Copper Total Return Sub-Index	eRAFI EM	eRAFI Emerging Markets Index
BCC2LP1P	Barclays Capital Copper 1M Deferred S2 Excess Return Index	DJAIWHTR	Dow Jones-AIG Wheat Total Return Sub-Index	FRCPXTOB	France Consumer Price ex-Tobacco Index
CDX.EM	Credit Derivatives Index - Emerging Markets	DJUBHGTR	Dow Jones-UBS Copper Subindex Total Return	GSCITR	Goldman Sachs Commodity Total Return Index
CDX.HVol	Credit Derivatives Index - High Volatility	DJUBS	Dow Jones-UBS Commodity Index	HICP	Harmonized Index of Consumer Prices
CDX.HY	Credit Derivatives Index - High Yield	DJUBSAL	Dow Jones-UBS Aluminum Sub-Index	LCDX	Liquid Credit Derivative Index
CDX.IG	Credit Derivatives Index - Investment Grade	DJUBSLI	Dow Jones-UBS Livestock Sub-Index	MCDX	Municipal Bond Credit Derivative Index
CDX.NA	Credit Derivatives Index - North America	DJUBSNI	Dow Jones-UBS Nickel Sub-Index	SPGCCLP	S&P GSCI Crude Oil Index
CDX.XO	Credit Derivatives Index - Crossover	DJUBSPR	Dow Jones-UBS Precious Metals Sub-Index	SPGCCNTR	S&P GSCI Corn Index
CMBX	Commercial Mortgage-Backed Index	DJUBSTR	Dow Jones-UBS Commodity Index Total Return	SPGSBRP	S&P GSCI Brent Crude Index Excess Return Index
CPI	Consumer Price Index	DJUBSZS	Dow Jones-UBS Zinc Sub-Index	TUCPI	Turkey Consumer Price Index
CPTFEMU	Eurozone HICP ex-Tobacco Index	DWRTT	Dow Jones Wilshire REIT Total Return Index	UKRPI	United Kingdom Retail Price Index
DJAIGCI	Dow Jones-AIG Commodity Index	EAFE	Europe, Australasia, and Far East Stock Index	USSP	USD Swap Spread

Municipal Bond or Agency Abbreviations:
ACA	American Capital Access Holding Ltd.	FNMA	Federal National Mortgage Association	NPFGC	National Public Finance Guarantee Corporation
AGC	Assured Guaranty Corp.	FSA	Financial Security Assurance, Inc.	PSF	Public School Fund
AMBAC	American Municipal Bond Assurance Corp.	GNMA	Government National Mortgage Association	Q-SBLF	Qualified School Bond Loan Fund
BHAC	Berkshire Hathaway Assurance Corporation	GTD	Guaranteed	Radian	Radian Guaranty, Inc.
CM	California Mortgage Insurance	HUD	U.S. Department of Housing and Urban Development	ST	State
CR	Custodial Receipts	ICR	Insured Custodial Receipts	VA	Department of Veterans Affairs
FGIC	Financial Guaranty Insurance Co.	IBC	Insured Bond Certificate	XLCA	XL Capital Assurance
FHA	Federal Housing Administration	MAIA	Michigan Association of Insurance Agents
FHLMC	Federal Home Loan Mortgage Corporation	MBIA	Municipal Bond Investors Assurance

Other Abbreviations:
ABS	Asset-Backed Security	HIBOR	Hong Kong Interbank Offered Rate	PRIBOR	Prague Interbank Offered Rate
BRIBOR	Brastislava Interbank Offered Rate	ISDA	International Swaps and Derivatives Association, Inc.	REIT	Real Estate Investment Trust
CDI	Brazil Interbank Deposit Rate	JIBOR	Johannesburg Interbank Offered Rate	SIFMA	Securities Industry and Financial Markets Association
CLO	Collateralized Loan Obligation	JSC	Joint Stock Company	SPDR	Standard & Poor's Depository Receipts
CMBS	Collateralized Mortgage-Backed Security	KLIBOR	Kuala Lumpur Interbank Offered Rate	STIBOR	Stockholm Interbank Offered Rate
CMM	Constant Maturity Mortgage Rate	LIBOR	London Interbank Offered Rate	THBFIX	Thai Baht Floating-Rate Fix
CMO	Collateralized Mortgage Obligation	MBS	Mortgage-Backed Security	TIIE	Tasa de Interés Interbancaria de Equilibrio
EURIBOR	Euro Interbank Offered Rate	MSCI	Morgan Stanley Capital International	WIBOR	Warsaw Interbank Offered Rate
FFR	Federal Funds Rate	NSERO	India National Stock Exchange Interbank Offer Rate	WTI	West Texas Intermediate

46	PIMCO Funds	RealRetirement® Funds

Privacy Policy	(Unaudited)

The Funds consider customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ personal information. To ensure their shareholders’ privacy, the Funds have developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Funds and certain service providers to the Funds, such as the Funds’ investment advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial adviser or consultant, and/or from information captured on the Funds’ internet websites.

Respecting Your Privacy

As a matter of policy, the Funds do not disclose any personal or account information provided by shareholders or gathered by the Funds to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Funds. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Funds’ Distributor may also retain non-affiliated companies to market the Funds’ shares or products which use the Funds’ shares and enter into joint marketing agreements with other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Funds may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm.

Sharing Information with Third Parties

The Funds reserve the right to disclose or report personal information to non-affiliated third parties, in limited circumstances, where the Funds believe in good faith that disclosure is required under law to cooperate with regulators or law enforcement authorities, to protect their rights or property or upon reasonable request by any Fund in which a shareholder has chosen to invest. In addition, the Funds may disclose information about a shareholder’s accounts to a non-affiliated third party with the consent of the shareholder.

Sharing Information with Affiliates

The Funds may share shareholder information with their affiliates in connection with servicing their shareholders’ accounts or to provide shareholders with information about products and services that the Funds or their Advisers, principal underwriters or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Funds share may include, for example, a shareholder’s participation in one of the Funds or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), or other data about a shareholder’s accounts. The Funds’ Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Funds take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Funds have also implemented procedures that are designed to restrict access to a shareholder’s non-public personal information only to internal personnel who need to know that information in order to provide products or services to such shareholders. In order to guard a shareholder’s non-public personal information, physical, electronic and procedural safeguards are in place.

Semiannual Report	September 30, 2009	47

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Supervision and Administration Agreement, Asset Allocation Sub-Advisory Agreements and Sub-Advisory Agreements

On August 10-11, 2009, the Board of Trustees (the “Board”) of PIMCO Funds (the “Trust”), including a majority of the independent Trustees, approved the Amended and Restated Investment Advisory Contract with Pacific Investment Management Company LLC (“PIMCO”) on behalf of each of the Trust’s series (the “Funds”) for an additional one-year term through August 31, 2010. The Board also considered and approved for an additional one-year term through August 31, 2010, the Supervision and Administration Agreement (together with the Amended and Restated Investment Advisory Contract, the “Agreements”) with PIMCO on behalf of the Funds. The Board also considered and approved the renewal of (i) the Asset Allocation Sub-Advisory Agreements (the “Asset Allocation Agreements”) with Research Affiliates, LLC (“RALLC”), on behalf of PIMCO All Asset Fund and PIMCO All Asset All Authority Fund, each a series of the Trust, for an additional one-year term through August 31, 2010; and (ii) the Sub-Advisory Agreements (the “Sub-Advisory Agreements”) with RALLC, on behalf of PIMCO EM Fundamental IndexPLUS™ TR Strategy Fund, PIMCO Fundamental Advantage Total Return Strategy Fund, Fundamental IndexPLUS™ Fund and PIMCO Fundamental IndexPLUS™ TR Fund, each a series of the Trust, for an additional one-year term through August 31, 2010.

The information, material factors and conclusions that formed the basis for the Board’s approvals are described below.

1.	Information Received
A.	Materials Reviewed

During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO and RALLC. At each of its quarterly meetings, the Board reviews fund investment performance and a significant amount of information relating to fund operations, including the Funds’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO and RALLC to the Trust. In considering whether to approve renewal of the Agreements, the Asset Allocation Agreements, and the Sub-Advisory Agreements, the Board also reviewed supplementary information, including comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial and profitability information regarding PIMCO and RALLC and information about the personnel providing investment management services and supervisory and administrative services to the Funds. The Board also reviewed material provided by counsel to the Trust and the independent Trustees, which included, among other things, memoranda outlining legal duties of the Board.

B.	Review Process

In connection with the renewal of the Agreements, the Asset Allocation Agreements, and the Sub-Advisory Agreements, the Board reviewed written materials prepared by PIMCO and RALLC in response to requests from counsel to the Trust. The Board also requested and received assistance and advice regarding applicable legal standards from Trust counsel, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board also heard oral presentations on matters related to the Agreements, the Asset Allocation Agreements, and the Sub-Advisory Agreements and met both as a full Board and as the independent Trustees alone, without management present, at the August 10-11, 2009 meeting. The independent Trustees also met telephonically with counsel to the Trust on August 3, 2009 to discuss the materials presented.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to recommend the renewal of the Agreements, the Asset Allocation Agreements, and the Sub-Advisory Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. This discussion is not intended to be all-inclusive. This summary describes the most important, but not all, of the factors considered by the Board.

2.	Nature, Extent and Quality of Services
A.	PIMCO, RALLC, their Personnel, and Resources

The Board considered the depth and quality of PIMCO’s investment management process, including: its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; and the overall financial strength and stability of its organization. The Board also considered that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management and research, compliance, trading, performance and portfolio accounting. The Board noted PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems. The Board also considered PIMCO’s responses to the recent challenging market environment and noted the high level of service provided during these market events, including active liquidity and collateral management, frequent pricing committee meetings and adding personnel to the pricing team, additional client communications and providing appropriate staffing and operational resources to support record trade volumes. The Board also noted that PIMCO has a Best Execution Committee and a best execution policy, which assists the Funds in obtaining the most advantageous combination of price and execution for trades.

Similarly, the Board considered the asset-allocation services provided by RALLC to the PIMCO All Asset Fund and PIMCO All Asset All Authority Fund and the sub-advisory services provided by RALLC to the PIMCO EM Fundamental IndexPLUS™ TR Strategy Fund, PIMCO Fundamental Advantage Total Return Strategy Fund, PIMCO Fundamental IndexPLUS™ Fund and PIMCO Fundamental IndexPLUS™ TR Fund. The Board considered the depth and quality of RALLC’s investment management and research capabilities, the experience and capabilities of its portfolio management personnel, and in particular the experience and capabilities of Robert Arnott, and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and by RALLC under the Asset Allocation Agreements and Sub-Advisory Agreements are likely to benefit the Funds and their shareholders.

48	PIMCO Funds	RealRetirement® Funds

(Unaudited)

B.	Other Services

The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to the Trust and its shareholders; and its attention to matters that may involve conflicts of interest with the Trust. The Board also considered the nature, extent, quality and cost of supervisory and administrative services provided by PIMCO to the Funds under the Agreements. The Board noted that the Supervision and Administration Agreement was approved at the August 2008 Board meeting to replace the Trust’s previous Administration Agreement. The purpose of the change was to reflect the increased scope and complexity of supervisory and administrative services that PIMCO has been providing to the Trust. The Board considered the terms of Trust’s Supervision and Administration Agreement, under which the Trust pays for the administrative services it requires under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that, in recent years, the scope and complexity of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement has increased. The Board considered PIMCO’s provision of these services and supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives in the market.

Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Funds and their shareholders.

3.	Investment Performance

The Board received and examined information from PIMCO concerning the Funds’ one-, three-, five- and ten-year performance, as available, for the periods ended March 31, 2009 and other performance data, as available, for the period ended June 30, 2009 (the “PIMCO Report”) and from Lipper concerning the Funds’ one-, three-, five-, ten- and fifteen-year performance, as available, for the periods ended May 31, 2009 (the “Lipper Report”).

The Board considered information regarding both the short-term and long-term investment performance of each Fund relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 10-11, 2009 meeting. The Board noted that, as of May 31, 2009, approximately 60%, 60% and 75% of the Funds outperformed their Lipper category median over the three-year, five-year and 10-year period, respectively (based on the performance of the Institutional Class). The Trustees considered that other classes of each Fund would have substantially similar performance to that of the Institutional Class of each Fund because all of the classes are invested in the same portfolio of securities and that differences in performance among classes could be attributed to differences in each class’s different expenses. The Board also considered that the investment objectives of certain of the Funds may not be identical to those of the other funds in their respective peer groups, that the Lipper categories do not separate funds based upon maturity or duration, do not account for the funds’ hedging strategies, do not distinguish between enhanced index and actively managed equity strategies, do not include as many subsets as the Funds offer (i.e., Funds may be placed in a “catch-all” category) and do not account for certain fee waivers. The Board noted that, due to these differences, performance comparisons between certain of the Funds and their so-called peers may be inexact.

The Board noted that, of the Funds with at least 10 years of performance history, nearly two-thirds outperformed the relative benchmark indexes on a net-of-fees basis over the 10-year period ended May 31, 2009, as indicated in the PIMCO Report. The Board considered that, over periods three years and longer, nearly 75% all of the Institutional Class assets have outperformed the relative benchmark indexes net of fees, noting, however, the impact of PIMCO Total Return Fund’s size on this data. The Board also noted that, according to Lipper, the Funds generally performed well versus competitors during the recent liquidity crisis, but that a number of the Funds had underperformed in comparison to their respective benchmark indexes on a net-of-fees basis over the three- and five-year periods. The Board discussed with PIMCO the reasons for the underperformance of certain Funds. The Board also discussed actions that has been taken by PIMCO to attempt to improve performance and took note of PIMCO’s plans to monitor performance going forward. The Board also considered PIMCO’s proposal to reduce the advisory fee for the PIMCO California Short Duration Municipal Income Fund, PIMCO Municipal Bond Fund, and PIMCO Short Duration Municipal Income Fund and to reduce the supervisory and administrative fee for Institutional Class, Class P and Administrative Class shares of the PIMCO Emerging Markets Bond Fund and PIMCO Emerging Local Bond Fund. The Board noted that the expenses of these Funds currently fall below, and will continue to be lower, than the median expense ratio of the majority of competitor funds.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Funds indicates that its continued management is likely to benefit the Funds and their shareholders, and merits the approval of the continuation of the Agreements.

4.	Advisory Fees, Supervisory and Administrative Fees and Total Expenses

PIMCO reported to the Board that, in proposing fees for any Fund or class of shares, it considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Fund returns to current and potential investors. Fees charged to or proposed for different Funds for advisory services and supervisory and administrative services may vary in light of these various factors.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Funds (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds.

The Board also reviewed data comparing the Funds’ advisory fees to the standard fee rate PIMCO charges to separate accounts with a similar investment strategy, and found them to be comparable. In cases where the separate account fees were lower, the Trustees noted that the differences in fees were attributable to various factors, including

Semiannual Report	September 30, 2009	49

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Supervision and Administration Agreement, Asset Allocation Sub-Advisory Agreements and Sub-Advisory Agreements (Cont.)

differences in the services provided by PIMCO to the Funds, the manner in which similar portfolios may be managed, differences in liquidity and other regulatory requirements, and the fact that separate accounts may have other contractual arrangements that justify different levels of fees.

The Board also considered the Funds’ supervisory and administrative fees, comparing them to similar funds in the report supplied by Lipper. The Board considered that as the Funds’ business has become increasingly complex, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. The Board considered the Trust’s unified fee structure, under which the Trust pays for the supervisory and administrative services it requires for one set fee, and in return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that many other funds pay for these services separately, and thus it is difficult to directly compare PIMCO Funds’ unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board noted that the unified supervisory and administrative fee leads to fund fees that are fixed, rather than variable, and that the fixed fees were viewed by many in the industry as a positive attribute of the Funds. The Board concluded that the Funds’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervisory and Administration Agreement represent, in effect, a cap on fund fees that is beneficial to the Funds and their shareholders.

With respect to overall levels of Fund expenses, the Board observed that bond funds are more fee- and expense-ratio sensitive than equity funds, given the tangible impact of fees and expenses on yield, and that investors appear to be satisfied with the Funds’ performance, as evidenced by the continued growth in Fund assets. The Board noted that the total expenses for 53% of the Funds’ Class A shares and for 85% of the Funds’ Institutional Class shares fall below the median total expense of their respective Lipper Expense Group. The Board discussed with PIMCO those Funds and/or classes of Funds that had above median total expenses. The Board noted that several Funds launched in recent years have been unique products that have few, if any peers, and cannot easily be grouped with comparable funds. Upon comparing the Funds’ total expenses to other funds in the Expense Groups provided by Lipper, the Board found the Funds’ total expenses to be reasonable.

The Board noted that, with few exceptions, PIMCO has maintained Fund fees at the same guaranteed level as implemented when the unified fee was adopted, and has reduced fees on a number of Funds in prior years. The Board also considered PIMCO’s proposal to reduce the advisory fee for the PIMCO California Short Duration Municipal Income Fund, PIMCO Municipal Bond Fund, and PIMCO Short Duration Municipal Income Fund and to reduce the supervisory and administrative fee for Institutional Class, Class P and Administrative Class shares of the PIMCO Emerging Markets Bond Fund and PIMCO Emerging Local Bond Fund. The Board further noted that, although the unified fee structure does not have break points, it implicitly reflects economies of scale by fixing the absolute level of Fund fees at competitive levels even if the Funds’ operating costs rise when assets remain flat or decrease.

Based on the information presented by PIMCO, RALLC and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, as well as the total expenses of the Funds, is reasonable.

5.	Adviser Costs, Level of Profits and Economies of Scale

The Board reviewed information regarding PIMCO’s costs of providing services to the Funds as a whole, as well as the resulting level of profits to PIMCO, noting that those results were comparable to the reported results of several publicly held investment management companies. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board found that because the unified fee protects shareholders against unanticipated increases in expense ratios due to redemptions, declines in asset values, or increases in the costs of services provided or procured by PIMCO, economies of scale are implicitly recognized in the level of the unified fee (which, together with the advisory fee, serves as a proxy for the Funds’ overall expense ratios). The Board noted that PIMCO may share the benefits of economies of scale with the Funds and their shareholders by offering enhanced or additional services. The Board also considered that economies of scale may be reflected in the Funds’ share class structure, including that the Funds offer Institutional Class shares on third-party platforms that impose high investment minimums. The Board reviewed the history of the Funds’ fee structure, noting that the unified supervisory and administrative services fee was an extension of the initial “expense guarantee” under which PIMCO had agreed to maintain the expense ratio of each Fund at specified levels for a period of time. The Board noted that PIMCO had taken on the risk that Fund expenses would increase or that assets would decline over time. Finally, the Board considered that during the recent market downturn the Funds’ unified fee has protected shareholders against an increase in expenses that may accompany declines in assets. The Board concluded that the Funds’ cost structure was reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Funds, to the benefit of the Fund’s shareholders.

6.	Ancillary Benefits

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Funds. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to the Funds and their shareholders, for which they may be compensated under the unified fee, or through distribution fees paid pursuant the Funds’ Rule 12b-1 plans. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Funds, it has adopted a policy not to accept soft dollars.

50	PIMCO Funds	RealRetirement® Funds

(Unaudited)

7.	Conclusions

Based on their review, including their consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Funds by PIMCO and RALLC continued to be excellent and favored the renewal of the Agreements, the Asset Allocation Agreements, and the Sub-Advisory Agreements. The Board concluded that the Agreements, the Asset Allocation Agreements, and the Sub-Advisory Agreements continued to be fair and reasonable to the Funds and their shareholders, that the Funds’ shareholders received reasonable value in return for the fees paid to PIMCO by the Funds under the Agreements, and the fees paid to RALLC by PIMCO under the Asset Allocation Agreements, and that the renewal of the Agreements and the Asset Allocation Agreements was in the best interests of the Funds and their shareholders.

Semiannual Report	September 30, 2009	51

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, CA 92660

Distributor

Allianz Global Investors Distributors LLC

1345 Avenue of the Americas

New York, NY 10105

Custodian

State Street Bank and Trust Company

801 Pennsylvania

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services

330 W. 9th Street

Kansas City, MO 64105

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Funds.

AZ694SA_27148

Semiannual Report    September 30, 2009

Private Account Portfolio Series

Asset-Backed Securities Portfolio

Developing Local Markets Portfolio

Emerging Markets Portfolio

High Yield Portfolio

International Portfolio

Investment Grade Corporate Portfolio

Long Duration Corporate Bond Portfolio

Mortgage Portfolio

Municipal Sector Portfolio

Real Return Portfolio

Short-Term Portfolio

Short-Term Floating NAV Portfolio

Short-Term Floating NAV Portfolio II

U.S. Government Sector Portfolio

The Portfolios issue shares only in private

placement transactions in accordance

with Regulation D or other applicable

exemptions under the Securities Act of

1933, as amended (the “Securities Act”).

The enclosed Annual Report is not an

offer to sell, or a solicitation of any offer to

buy, any security to the public within the

meaning of the Securities Act.

		Page

Chairman’s Letter		2
Important Information About the Portfolios		4
Benchmark Descriptions		20
Financial Highlights		22
Statements of Assets and Liabilities		26
Statements of Operations		28
Statements of Changes in Net Assets		30
Statements of Cash Flows		34
Notes to Financial Statements		127
Glossary		139
Privacy Policy		140
Approval of Renewal of the Amended and Restated Investment Advisory Contract and the Supervision and Administration Agreement		141

FUND	Fund Summary	Schedule of Investments

Asset-Backed Securities Portfolio	6	35
Developing Local Markets Portfolio	7	47
Emerging Markets Portfolio	8	52
High Yield Portfolio	9	57
International Portfolio	10	64
Investment Grade Corporate Portfolio	11	71
Long Duration Corporate Bond Portfolio	12	80
Mortgage Portfolio	13	86
Municipal Sector Portfolio	14	97
Real Return Portfolio	15	103
Short-Term Portfolio	16	108
Short-Term Floating NAV Portfolio	17	117
Short-Term Floating NAV Portfolio II	18	119
U.S. Government Sector Portfolio	19	121

Chairman’s Letter

Dear PIMCO Funds Shareholder:

Financial markets and the broader economy generally stabilized during the fiscal reporting period and most asset classes higher on the risk spectrum gained significantly from the lows reached in March 2009. Government policy initiatives, centered on unprecedented monetary stimulus and near zero short-term interest rates, were the primary contributors to improved economic stability and the recent market rally. However, the requirements for a sustained global economic recovery are complex and challenging. In the U.S. alone, consumer indebtedness is at a level greater than likely income potential and credit availability, unemployment remains high, and many major banking institutions continue to focus on rebuilding their balance sheet in lieu of lending to consumers and businesses. In this uncertain environment, we believe that an understanding of the many market risk factors is critical to both portfolio allocation and in determining the effectiveness of investment opportunities for our clients. As such, we remain focused and committed to guide our clients through the ongoing uncertainty, while continuing to stay at the forefront of risk management and market opportunities.

Highlights of the financial markets during the six-month reporting period include:

■

The Federal Reserve maintained a target range for the Federal Funds Rate of 0.00% to 0.25% and the Bank of England kept its key-lending rate at 0.50%, while the European Central Bank reduced its overnight rate to 1.00%. The Bank of Japan maintained its lending rate at 0.10%.

■

Yields on government bonds generally increased in most developed markets as investors moved into riskier asset classes. The yield on the ten-year U.S. Treasury note increased 0.64% to end the period at 3.31%. The Barclays Capital U.S. Aggregate Index, a widely used index of U.S. Treasury, investment-grade corporate and mortgage-backed securities, returned 5.59% for the reporting period.

■

Agency mortgage-backed securities (“MBS”) outperformed like-duration U.S. Treasury securities as the Federal Reserve’s MBS Purchase Program helped to compress mortgage yield premiums closer to pre-crisis levels. Non-Agency MBS (not backed by a U.S. Government guarantee) performed well due to expected demand from the Public-Private Investment Program (“PPIP”) as well as from renewed interest in riskier assets. Consumer asset-backed securities (“ABS”) also outperformed like-duration U.S. Treasury securities due to robust demand for assets issued through the Federal Reserve’s Term Asset-Backed Securities Loan Facility (“TALF”) and the re-emergence of unleveraged cash investors, such as pension funds and insurance companies.

■

Corporate bonds, primarily high-yield, represented one of the best performing fixed-income asset classes during the reporting period. Corporate bond premiums to U.S. Treasury securities continued to tighten and approached levels last seen in 2007 as fund flows into corporate bonds were strong and the supply of available bonds began to contract slightly after years of high single-digit growth. Performance was strongest in the financial sector, which gained from improved asset valuations, a continued profitable steep yield curve, and increased fee-based income from underwritings as capital markets revived during the reporting period.

2	PIMCO Funds	Private Account Portfolio Series

■

Municipal bonds outperformed U.S. Treasury securities and municipal yield ratios moved back closer to historical averages after widening dramatically in 2008. Inflows into municipal funds remained strong amid heightened expectations for future tax increases and interest in municipal bonds as part of an individual’s asset allocations. The supply of new issue tax-exempt municipal bonds was relatively light as issuance was diverted into taxable Build America Bonds. The Barclays Capital Municipal Bond Index returned 9.38% for the reporting period.

■

U.S. Treasury Inflation-Protected Securities (“TIPS”) outperformed their nominal U.S. Treasury counterparts as the principal value of TIPS was adjusted higher due to positive inflation and the decline in real yields. The Barclays Capital U.S. TIPS Index returned 3.76% for the reporting period. Futures’ prices on most commodities recovered strongly, as measured by the Dow Jones-UBS Commodity Index Total Return, which returned 16.41% for the reporting period.

■

Emerging Markets (“EM”) bonds denominated in U.S. dollars outperformed U.S. Treasury securities as credit premiums tightened on most EM bonds amid an increase in risk appetite and positive flows into the EM sector. EM assets denominated in local currency also had strong returns led by monetary stimulus by most EM countries to counter the worldwide recession. EM currency appreciation aided performance of most EM local assets during the reporting period.

■

Equity markets worldwide trended higher, rebounding from lows reached in March 2009 as investors returned due to the low value of certain equities and the peak in the liquidation cycle. U.S. equities, as measured by the S&P 500 Index, returned 34.02% and international equities, as represented by the MSCI World Index, returned 41.81% for the reporting period.

On the following pages of this Semiannual Report for the Private Account Portfolio Series (the “Portfolios”), the separate portfolios of the PIMCO Funds, you will find specific details as to each Portfolio’s total return investment performance and a discussion of those factors that most affected performance.

Thank you again for the trust you have placed in us. We never take it lightly and will continue to work diligently to meet your investment needs. If you have any questions regarding any of your PIMCO Funds investments, please contact your account manager, or call one of our shareholder associates at 1-866-746-2606. We also invite you to visit our website at www.pimco-funds.com or our investment manager’s website at www.pimco.com.

Sincerely,

Brent R. Harris

President, and Chairman of the Board, PIMCO Funds

November 10, 2009

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

Semiannual Report	September 30, 2009	3

Important Information About the Portfolios

This material is authorized for use only when preceded or accompanied by the current PIMCO Funds offering memorandum. Investors should consider the investment objectives, risks, charges and expenses of these Portfolios carefully before investing. This and other information is contained in the Portfolios’ offering memorandum. Please read the offering memorandum carefully before you invest or send money.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a Portfolio are likely to decrease in value. The price volatility of fixed-income securities can also increase during periods of rising interest rates resulting in increased losses to a Portfolio.

Bond funds and individual bonds with a longer duration (a measure of the expected life of a security) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations.

The Portfolios may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: interest rate risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, equity risk, mortgage-related and other asset-backed risk, foreign (non-U.S.) investment risk, emerging markets risk, currency risk, issuer non-diversification risk, leveraging risk, management risk, California state-specific risk, New York state-specific risk, municipal project-specific risk and short sale risk. A complete description of these and other risks is contained in each Portfolio’s offering memorandum. The Portfolios may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that a portfolio could not close out a position when it would be most advantageous to do so. Portfolios investing in derivatives could lose more than the principal amount invested in these instruments. Investing in non-U.S. securities may entail risk due to non-U.S. economic and political developments; this risk may be increased when investing in emerging markets. High-yield bonds typically have a lower credit rating than other bonds. Lower-rated bonds generally involve a greater risk to principal than higher-rated bonds. A non-diversified portfolio may have additional risk and volatility compared to a diversified portfolio. Shareholders of a municipal bond portfolio will, at times, incur a tax liability, as income from such a portfolio may be subject to state and local taxes and, where applicable, the alternative minimum tax. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio.

On each individual Portfolio Summary page in this Semiannual Report, the Average Total Return Investment Performance table and Cumulative Returns chart measure performance assuming that all dividend and capital gain distributions were reinvested. Returns do not reflect the deduction of taxes that a shareholder would pay on (i) Portfolio distributions or (ii) the redemption of Portfolio shares. The figures in the line graph are calculated at net asset value and assume the investment of $5,000,000 at the beginning of the first full month following the Portfolio’s inception.

An investment in a Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolios.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by PIMCO Funds as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolios. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of each Portfolio, and information about how each Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at 1-866-746-2606 and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PIMCO Funds files a complete schedule of each Portfolio’s holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Portfolios’ Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and is available without charge, upon request, by calling the Trust at 1-866-746-2606. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Funds are distributed by Allianz Global Investors Distributors LLC, 1345 Avenue of the Americas, New York, NY 10105-4800, www.pimco-funds.com, 1-800-927-4648.

4	PIMCO Funds	Private Account Portfolio Series

The following disclosure provides important information regarding each Portfolio’s Expense Example (“Example” or “Expense Example”), which appears on each Portfolio’s individual page in this Semiannual Report. Please refer to this information when reviewing the Expense Example for a Portfolio.

Example

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Portfolios is from April 1, 2009 to September 30, 2009; with exception of the Short-Term Floating NAV II Portfolio, which is from June 9, 2009 (the date the Portfolio commenced operations) to September 30, 2009.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information under this heading, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the first number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the advisory and supervisory and administrative fees such as fees and expenses of the trustees independent and their counsel, extraordinary expenses, and interest expense.

Semiannual Report	September 30, 2009	5

PIMCO Asset-Backed Securities Portfolio

Cumulative Returns Through September 30, 2009

$5,000,000 invested at the beginning of the first full month following the inception date.

Allocation Breakdown‡

Asset-Backed Securities	34.1%
U.S. Government Agencies	30.9%
Mortgage-Backed Securities	30.0%
Corporate Bonds & Notes	2.3%
Short-Term Instruments	2.2%
Other	0.5%
‡	% of Total Investments as of 09/30/09

Average Annual Total Return for the period ended September 30, 2009
	6 Months*	1 Year	5 Years	Portfolio Inception (10/31/00)
Asset-Backed Securities Portfolio	24.77%	1.14%	3.08%	5.22%
Citigroup 3-Month Treasury Bill Index	0.09%	0.39%	2.96%	2.63%
Barclays Capital Asset-Backed Securities Index	14.42%	14.68%	3.33%	5.04%

* Cumulative return. All Portfolio returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is no guarantee of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Shares may be worth more or less than original cost when redeemed. Performance data current to the most recent month-end is available by calling (800) 927-4648.

Expense Example	Actual Performance	Hypothetical Performance
		(5% return before expenses)
Beginning Account Value (04/01/09)	$1,000.00	$1,000.00
Ending Account Value (09/30/09)	$1,247.69	$1,024.12
Expenses Paid During Period†	$1.07	$0.96

† Expenses are equal to the net annualized expense ratio of 0.19%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Please refer to page 5 herein for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The Asset-Backed Securities Portfolio seeks maximum total return, consistent with prudent investment management, by investing under normal circumstances at least 80% of its assets in a portfolio of asset-backed securities (“ABS”) of varying maturities, which may be represented by options, futures contracts, or swap agreements.

»	An allocation to Agency mortgage-backed securities (“MBS”) detracted from performance as they underperformed the Barclays Capital Asset-Backed Securities Index (the “ABS index”).

»	An overweight to home-equity ABS benefited performance as they significantly outperformed the ABS index.

»	An underweight to auto ABS benefited performance as the sector underperformed the broader ABS index during the period.

»	An allocation to student loan ABS detracted from performance as they underperformed both the credit card ABS and auto ABS sectors.

»	Exposure to commercial MBS added to returns as they outperformed the ABS index.

6	PIMCO Funds	Private Account Portfolio Series

PIMCO Developing Local Markets Portfolio

Cumulative Returns Through September 30, 2009

$5,000,000 invested at the beginning of the first full month following the inception date.

Allocation Breakdown‡

United States	57.2%
Brazil	26.7%
Short-Term Instruments	11.4%
Australia	2.9%
Russia	1.0%
Other	0.8%
‡	% of Total Investments as of 09/30/09

Average Annual Total Return for the period ended September 30, 2009
	6 Months*	1 Year	5 Years	Portfolio Inception (07/30/04)
Developing Local Markets Portfolio	21.78%	-6.75%	5.30%	5.65%
Citigroup 3-Month Treasury Bill Index	0.09%	0.39%	2.96%	2.91%	**
Custom JPM ELMI+ Benchmark	14.98%	6.18%	9.28%	9.43%	**

* Cumulative return. All Portfolio returns are net of fees and expenses.

** Average annual total return since 07/31/04.

Performance quoted represents past performance. Past performance is no guarantee of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Shares may be worth more or less than original cost when redeemed. Performance data current to the most recent month-end is available by calling (800) 927-4648.

Expense Example	Actual Performance	Hypothetical Performance
		(5% return before expenses)
Beginning Account Value (04/01/09)	$1,000.00	$1,000.00
Ending Account Value (09/30/09)	$1,217.83	$1,024.47
Expenses Paid During Period†	$0.67	$0.61

† Expenses are equal to the net annualized expense ratio of 0.12%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Please refer to page 5 herein for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The Developing Local Markets Portfolio seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in currencies of, or in fixed-income instruments denominated in the currencies of, developing markets. The Portfolio defines a “developing market” as any non-U.S. country, excluding those countries that have been classified by the World Bank as high-income Organization for Economic Cooperation and Development (“OECD”) economies for the past five consecutive years. The Portfolio’s investments in currencies or fixed-income instruments may be represented by forwards or derivatives such as options, futures contracts, or swap agreements.

»	An overweight to Brazil benefited returns as the JPMorgan ELMI+ Brazil sub index outperformed the Portfolio’s benchmark index for the period.

»	An overweight to Indonesia benefited returns as the JPMorgan ELMI+ Indonesia sub index outperformed the Portfolio’s benchmark index for the period.

»	An underweight to Thailand benefited returns as the JPMorgan ELMI+ Thailand sub index underperformed the Portfolio’s benchmark index for the period.

»	An overweight to China detracted from performance as the JPMorgan ELMI+ China sub index underperformed the Portfolio’s benchmark index for the period.

»	An overweight to Mexico detracted from performance as the JPMorgan ELMI+ Mexico sub index underperformed the Portfolio’s benchmark index for the period.

Semiannual Report	September 30, 2009	7

PIMCO Emerging Markets Portfolio

Cumulative Returns Through September 30, 2009

$5,000,000 invested at the beginning of the first full month following the inception date.

Allocation Breakdown‡

Brazil	31.5%
United States	29.3%
Short-Term Instruments	13.7%
Mexico	8.9%
Germany	3.0%
Other	13.6%
‡	% of Total Investments as of 09/30/09

Average Annual Total Return for the period ended September 30, 2009
	6 Months*	1 Year	5 Years	10 Years	Portfolio Inception (04/03/98)
Emerging Markets Portfolio	13.54%	4.96%	6.00%	10.63%	9.98%
Citigroup 3-Month Treasury Bill Index	0.09%	0.39%	2.96%	2.96%	3.20%	**
Custom JPM ELMI+ Benchmark	14.98%	6.18%	7.30%	9.53%	8.81%	**

* Cumulative return. All Portfolio returns are net of fees and expenses.

** Average annual total return since 03/31/98.

Performance quoted represents past performance. Past performance is no guarantee of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Shares may be worth more or less than original cost when redeemed. Performance data current to the most recent month-end is available by calling (800) 927-4648.

Expense Example	Actual Performance	Hypothetical Performance
		(5% return before expenses)
Beginning Account Value (04/01/09)	$1,000.00	$1,000.00
Ending Account Value (09/30/09)	$1,135.40	$1,024.47
Expenses Paid During Period†	$0.64	$0.61

† Expenses are equal to the net annualized expense ratio of 0.12%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Please refer to page 5 herein for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The Emerging Markets Portfolio seeks maximum total return, consistent with prudent investment management, by investing under normal circumstances at least 80% of its assets in a portfolio of fixed-income instruments that are economically tied to emerging market countries, which may be represented by options, futures contracts, swap agreements, mortgage-backed securities (“MBS”), or asset-backed securities (“ABS”).

»	An overweight to Brazil benefited returns as the JPMorgan ELMI+ Brazil sub index outperformed the Portfolio’s benchmark index for the period.

»	An underweight to Thailand benefited returns as the JPMorgan ELMI+ Thailand sub index underperformed the Portfolio’s benchmark index for the period.

»	An overweight to China detracted from performance as the JPMorgan ELMI+ China sub index underperformed the Portfolio’s benchmark index for the period.

»	An underweight to Hungary detracted from performance as the JPMorgan ELMI+ Hungary sub index outperformed the Portfolio’s benchmark index for the period.

8	PIMCO Funds	Private Account Portfolio Series

PIMCO High Yield Portfolio

Cumulative Returns Through September 30, 2009

$5,000,000 invested at the beginning of the first full month following the inception date.

Allocation Breakdown‡

Industrials	37.3%
Banking & Finance	31.5%
Utilities	15.4%
Bank Loan Obligations	5.1%
Short-Term Instruments	1.6%
Other	9.1%
‡	% of Total Investments as of 09/30/09

Average Annual Total Return for the period ended September 30, 2009
	6 Months*	1 Year	5 Years	Portfolio Inception (12/08/00)
High Yield Portfolio	40.50%	19.78%	6.02%	6.18%
Citigroup 3-Month Treasury Bill Index	0.09%	0.39%	2.96%	2.60%	**
BofA Merrill Lynch U.S. High Yield, BB-B Rated Index	31.23%	17.65%	5.33%	6.93%	**

* Cumulative return. All Portfolio returns are net of fees and expenses.

** Average annual total return since 11/30/00.

Performance quoted represents past performance. Past performance is no guarantee of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Shares may be worth more or less than original cost when redeemed. Performance data current to the most recent month-end is available by calling (800) 927-4648.

Expense Example	Actual Performance	Hypothetical Performance
		(5% return before expenses)
Beginning Account Value (04/01/09)	$1,000.00	$1,000.00
Ending Account Value (09/30/09)	$1,405.00	$1,024.77
Expenses Paid During Period†	$0.36	$0.30

† Expenses are equal to the net annualized expense ratio of 0.06%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Please refer to page 5 herein for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The High Yield Portfolio seeks maximum total return, consistent with prudent investment management, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of high yield securities (“junk bonds”), which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements, and which are rated below-investment grade, but rated at least B by Moody’s or equivalently rated by S&P and Fitch, or, if unrated, determined by PIMCO to be of comparable quality.

»	An emphasis on financials was a significant contributor to relative performance as they outperformed the overall high-yield market.

»	Strong security selection in the consumer cyclical sector, where auto-related credits materially outperformed the broader industry category, added to returns.

»	An underweight to the cable media sector, which lagged the overall high-yield market during the period, benefited relative performance.

»	A below-index weighting to consumer non-cyclicals, where beverage and tobacco companies led the underperformance for the broader sector, was a significant contributor to performance.

»	As real estate bonds posted robust returns, led by real estate developers and managers, an underweight to the sector detracted from performance.

»	An underweight to gaming companies, which significantly outperformed the broader high-yield market, detracted from relative returns.

»	Exposure to investment-grade bonds detracted from performance as the investment-grade market was significantly outpaced by high-yield bonds.

Semiannual Report	September 30, 2009	9

PIMCO International Portfolio

Cumulative Returns Through September 30, 2009

$5,000,000 invested at the beginning of the first full month following the inception date.

Allocation Breakdown‡

United States	42.0%
France	12.9%
Netherlands	10.2%
Canada	6.9%
Italy	6.8%
Germany	5.1%
Other	16.1%
‡	% of Total Investments as of 09/30/09

Average Annual Total Return for the period ended September 30, 2009
	6 Months*	1 Year	5 Years	10 Years	Portfolio Inception (12/13/89)
International Portfolio	6.12%	22.01%	6.35%	7.79%	8.09%
Citigroup 3-Month Treasury Bill Index	0.09%	0.39%	2.96%	2.96%	4.01%	**
JPMorgan GBI Global ex-US Index Hedged in USD	1.97%	7.62%	5.18%	5.46%	6.90%	**

* Cumulative return. All Portfolio returns are net of fees and expenses.

** Average annual total return since 11/30/89.

Performance quoted represents past performance. Past performance is no guarantee of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Shares may be worth more or less than original cost when redeemed. Performance data current to the most recent month-end is available by calling (800) 927-4648.

Expense Example	Actual Performance	Hypothetical Performance
		(5% return before expenses)
Beginning Account Value (04/01/09)	$1,000.00	$1,000.00
Ending Account Value (09/30/09)	$1,061.25	$1,024.42
Expenses Paid During Period†	$0.67	$0.66

† Expenses are equal to the net annualized expense ratio of 0.13%, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

Please refer to page 5 herein for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The International Portfolio seeks maximum total return, consistent with prudent investment management, by investing under normal circumstances at least 80% of its net assets in a portfolio of fixed-income instruments of non-U.S. issuers, representing at least three non-U.S. countries or currencies, which may be represented by options, futures contracts, swap agreements, mortgage-backed securities (“MBS”), or asset-backed securities (“ABS”).

»

A U.S. curve positioning contributed to performance, but was offset by an overweight to U.S. duration (or sensitivity to changes in market interest rates) as short-term yields increased less than long-term yields.

»	Holdings of corporate bonds, especially those of select financial companies, contributed to performance as spreads on these bonds narrowed during the period.

»	Positions in Agency MBS, non-Agency MBS and asset-backed securities contributed to performance as prices on these securities showed improvement during the period.

»	An overweight to Australian duration detracted from performance as Australian yields increased.

10	PIMCO Funds	Private Account Portfolio Series

PIMCO Investment Grade Corporate Portfolio

Cumulative Returns Through September 30, 2009

$5,000,000 invested at the beginning of the first full month following the inception date.

Allocation Breakdown‡

Banking & Finance	55.0%
Industrials	20.7%
Utilities	19.2%
Short-Term Instruments	2.7%
Sovereign Issues	1.1%
Other	1.3%
‡	% of Total Investments as of 09/30/09

Average Annual Total Return for the period ended September 30, 2009
	6 Months*	1 Year	5 Years	Portfolio Inception (01/26/00)
Investment Grade Corporate Portfolio	33.12%	29.30%	6.31%	8.53%
Citigroup 3-Month Treasury Bill Index	0.09%	0.39%	2.96%	2.89%	**
Barclays Capital Credit Investment Grade Index (Ex-Aa3 and Higher)	20.03%	21.07%	4.53%	6.71%	**

* Cumulative return. All Portfolio returns are net of fees and expenses.

** Average annual total return since 01/31/00.

Performance quoted represents past performance. Past performance is no guarantee of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Shares may be worth more or less than original cost when redeemed. Performance data current to the most recent month-end is available by calling (800) 927-4648.

Expense Example	Actual Performance	Hypothetical Performance
		(5% return before expenses)
Beginning Account Value (04/01/09)	$1,000.00	$1,000.00
Ending Account Value (09/30/09)	$1,331.16	$1,024.82
Expenses Paid During Period†	$0.29	$0.25

† Expenses are equal to the net annualized expense ratio of 0.05%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Please refer to page 5 herein for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The Investment Grade Corporate Portfolio seeks maximum total return, consistent with prudent investment management, by investing under normal circumstances at least 80% of its assets in a portfolio of investment-grade corporate fixed-income instruments of varying maturities, which may be represented by options, futures contracts, and/or swap agreements.

»	An above-index duration position (or sensitivity to changes in market interest rates) modestly detracted from performance as U.S. yields trended higher over the period.

»	An above-benchmark allocation to the banking sector, which outperformed the benchmark index, contributed to the Portfolio’s returns.

»	A below-index exposure to the Real Estate Investment Trust (“REIT”) sector, which performed relatively well, detracted from relative performance.

»	The Portfolio’s greater-than-index allocation to natural gas issues added to returns, as this sector outperformed the benchmark index over the period.

»	An underweight position in the cyclical consumer sector contributed to returns as these bonds underperformed the benchmark index over the period.

»	The Portfolio’s underweight exposure to insurance bonds detracted from returns as this sector outperformed the benchmark index over the period.

»	A below-benchmark allocation to technology securities benefited performance as the sector underperformed the benchmark index over the period.

Semiannual Report	September 30, 2009	11

PIMCO Long Duration Corporate Bond Portfolio

Cumulative Returns Through September 30, 2009

$5,000,000 invested at the beginning of the first full month following the inception date.

Allocation Breakdown‡

Corporate Bonds & Notes	91.5%
Municipal Bonds & Notes	4.1%
Sovereign Issues	3.0%
Foreign Currency-Denominated Issues	1.0%
Short-Term Instruments	0.3%
Other	0.1%
‡	% of Total Investments as of 09/30/09

Cumulative Total Return for the period ended September 30, 2009
	6 Months*	Portfolio Inception* (12/22/08)
Long Duration Corporate Bond Portfolio	22.66%	7.15%
Barclays Capital U.S. Long Credit Index	26.43%	17.66%	**

* Cumulative return. All Portfolio returns are net of fees and expenses.

** Average cumulative total return since 12/31/08.

Performance quoted represents past performance. Past performance is no guarantee of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Shares may be worth more or less than original cost when redeemed. Performance data current to the most recent month-end is available by calling (800) 927-4648.

Expense Example	Actual Performance	Hypothetical Performance
		(5% return before expenses)
Beginning Account Value (04/01/09)	$1,000.00	$1,000.00
Ending Account Value (09/30/09)	$1,226.59	$1,024.82
Expenses Paid During Period†	$0.28	$0.25

† Expenses are equal to the net annualized expense ratio of 0.05%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Please refer to page 5 herein for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The Long Duration Corporate Bond Portfolio seeks maximum total return, consistent with prudent investment management, by investing under normal circumstances at least 80% of its assets in a portfolio of corporate fixed-income instruments, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements.

»	An above-index duration position (or sensitivity to changes in market interest rates) detracted from performance as the U.S. long-term yields trended higher over the period.

»	An above-benchmark allocation to the banking sector, which outperformed the benchmark index, contributed to the Portfolio’s returns.

»	A below-index exposure to the non-cyclical consumer sector, which underperformed the benchmark index, benefited relative performance.

»	The Portfolio’s greater-than-index allocation to natural gas pipeline issues added to returns, as this sector outperformed the benchmark index over the period.

»	An overweight position in the electric utility sector detracted from returns as these bonds underperformed the benchmark index over the period.

»	The Portfolio’s underweight exposure to insurance bonds detracted from returns as this sector outperformed the benchmark index.

»	A below-benchmark allocation to supranationals benefited performance as the sector underperformed the benchmark index.

12	PIMCO Funds	Private Account Portfolio Series

PIMCO Mortgage Portfolio

Cumulative Returns Through September 30, 2009

$5,000,000 invested at the beginning of the first full month following the inception date.

Allocation Breakdown‡

U.S. Government Agencies	86.4%
Mortgage-Backed Securities	6.6%
Asset-Backed Securities	4.7%
U.S. Treasury Obligations	1.4%
Short-Term Instruments	0.7%
Other	0.2%
‡	% of Total Investments as of 09/30/09

Average Annual Total Return for the period ended September 30, 2009
	6 Months*	1 Year	5 Years	Portfolio Inception (01/31/00)
Mortgage Portfolio	9.50%	12.83%	6.47%	7.50%
Citigroup 3-Month Treasury Bill Index	0.09%	0.39%	2.96%	2.89%
Barclays Capital U.S. MBS Fixed Rate Index	2.88%	9.85%	5.95%	6.73%

* Cumulative return. All Portfolio returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is no guarantee of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Shares may be worth more or less than original cost when redeemed. Performance data current to the most recent month-end is available by calling (800) 927-4648.

Expense Example	Actual Performance	Hypothetical Performance
		(5% return before expenses)
Beginning Account Value (04/01/09)	$1,000.00	$1,000.00
Ending Account Value (09/30/09)	$1,094.98	$1,024.12
Expenses Paid During Period†	$1.00	$0.96

† Expenses are equal to the net annualized expense ratio of 0.19%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Please refer to page 5 herein for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The Mortgage Portfolio seeks maximum total return, consistent with prudent investment management, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of mortgage-related securities of varying maturities, which may be represented by options, futures contracts, swap agreements, or asset-backed securities (“ABS”).

»	An increasing underweight to mortgage spread duration added to returns as mortgage spreads compressed over the period.

»

An underweight to conventional 30-year 4.50% coupon mortgage-backed securities (“MBS”) (issued by the Federal National Mortgage Association and Federal Home Loan Mortgage Corporation) benefited performance as they underperformed higher-coupon conventional 30-year MBS (with coupons 5% and higher) for most of second and third quarters of 2009.

»	An overweight to interest-rate duration detracted from performance as U.S. Treasury rates sold off during the period.

»	Exposure to commercial MBS added to returns as they outperformed fixed-rate MBS.

»	Exposure to short-maturity home equity ABS benefited performance as they outperformed fixed-rate MBS over the period.

Semiannual Report	September 30, 2009	13

PIMCO Municipal Sector Portfolio

Cumulative Returns Through September 30, 2009

$5,000,000 invested at the beginning of the first full month following the inception date.

Allocation Breakdown‡

California	21.2%
Texas	17.7%
New York	12.6%
Illinois	7.3%
Massachusetts	6.9%
Other	34.3%
‡	% of Total Investments as of 09/30/09

Average Annual Total Return for the period ended September 30, 2009
	6 Months*	1 Year	5 Years	Portfolio Inception (08/21/00)
Municipal Sector Portfolio	15.93%	4.84%	1.01%	3.64%
Citigroup 3-Month Treasury Bill Index	0.09%	0.39%	2.96%	2.70%	**
Barclays Capital Long Municipal Bond Index	17.86%	19.78%	4.86%	6.03%	**

* Cumulative return. All Portfolio returns are net of fees and expenses.

** Average annual total return since 08/31/00.

Performance quoted represents past performance. Past performance is no guarantee of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Shares may be worth more or less than original cost when redeemed. Performance data current to the most recent month-end is available by calling (800) 927-4648.

Expense Example	Actual Performance		Hypothetical Performance
			(5% return before expenses)
Beginning Account Value (04/01/09)	$1,000.00		$1,000.00
Ending Account Value (09/30/09)	$1,159.31		$1,024.72
Expenses Paid During Period(a)	$0.38	(c)	$0.36	(c)
Expenses Paid During Period, Excluding Interest Expense for Floating Rates Notes(b)	$0.27		$0.25

(a) Expenses for the Portfolio are equal to the net annualized expense ratio of 0.07% multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

(b) Expenses for the Portfolio are equal to the net annualized expense ratio of 0.05% multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

(c) Includes non-cash interest expense of $0.11 for Actual Performance and $0.11 for Hypothetical Performance. The additional non-cash interest expense does not reflect actual expenses paid by the Portfolio, but instead is offset by additional interest income recorded by the Portfolio in a Residual Interest Bonds (“RIBs”) transaction accounted for as a secured borrowing. Refer to Note 3(g) in the Notes to Financial Statements for additional information regarding RIBs.

Please refer to page 5 herein for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The Municipal Sector Portfolio seeks maximum total return, consistent with prudent investment management, by investing under normal circumstances at least 80% of its assets in a portfolio of fixed-income securities of varying maturities issued by or on behalf of states and local governments and their agencies, authorities and other instrumentalities (“Municipal Securities”), or in instruments that provide exposure to the Municipal Securities sector, such as options, futures contracts, or swap agreements.

»	The Portfolio had a higher-quality focus, which detracted from returns as lower-quality municipal bond issues outperformed high-quality issues over the period.

»

Municipal bonds outperformed U.S. Treasuries and the taxable debt sector over the period; the Barclay’s Capital Municipal Bond Index returned 9.38%, while the Barclay’s Capital U.S. Aggregate and the Barclay’s Capital Treasury Indices returned 5.59% and -0.98%, respectively.

»

The Portfolio’s effective duration (or sensitivity to changes in market interest rates) was managed below its benchmark index throughout the period, which detracted from performance as municipal bond yields moved lower over the period. A curve-steepening bias also detracted from performance as the municipal bond yield curve flattened over the period.

»	Significant exposure to general obligation municipal bond issues detracted from performance, while an emphasis on revenue municipal bond issues benefited performance.

»

Within the revenue municipal bond sector, exposure to tobacco-related and corporate-backed municipal bond issues added to returns, while exposure to education-related municipal bond issues detracted from performance over the period.

14	PIMCO Funds	Private Account Portfolio Series

PIMCO Real Return Portfolio

Cumulative Returns Through September 30, 2009

$5,000,000 invested at the beginning of the first full month following the inception date.

Allocation Breakdown‡

U.S. Treasury Obligations	74.4%
Corporate Bonds & Notes	17.4%
U.S. Government Agencies	3.6%
Mortgage-Backed Securities	3.2%
Short-Term Instruments	0.7%
Other	0.7%
‡	% of Total Investments as of 09/30/09

Average Annual Total Return for the period ended September 30, 2009
	6 Months*	1 Year	5 Years	Portfolio Inception (04/28/00)
Real Return Portfolio	6.79%	8.41%	4.35%	7.79%
Citigroup 3-Month Treasury Bill Index	0.09%	0.39%	2.96%	2.81%	**
Barclays Capital U.S. TIPS Index	3.76%	5.67%	4.79%	7.35%	**

* Cumulative return. All Portfolio returns are net of fees and expenses.

** Average annual total return since 04/30/00.

Performance quoted represents past performance. Past performance is no guarantee of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Shares may be worth more or less than original cost when redeemed. Performance data current to the most recent month-end is available by calling (800) 927-4648.

Expense Example	Actual Performance	Hypothetical Performance
		(5% return before expenses)
Beginning Account Value (04/01/09)	$1,000.00	$1,000.00
Ending Account Value (09/30/09)	$1,067.86	$1,024.67
Expenses Paid During Period†	$0.41	$0.41

† Expenses are equal to the net annualized expense ratio of 0.08%, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

Please refer to page 5 herein for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The Real Return Portfolio seeks maximum total return, consistent with prudent investment management, by investing under normal circumstances at least 80% of its net assets in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or instrumentalities, and corporations, which may be represented by options, futures contracts, or swap agreements.

»	U.S. Treasury Inflation-Protected Securities (“TIPS”) gained 3.76% as measured by the Portfolio’s benchmark index, the Barclays Capital U.S. TIPS Index.

»	Exposure to corporate securities benefited performance as spreads over U.S. Treasuries decreased.

»	Holdings of U.S. Agency mortgage-backed securities benefited performance as mortgage spreads tightened.

»	A curve-steepening bias in the U.S. benefited performance as the 30-year U.S. Treasury yield increased more than the two-year U.S. Treasury yield.

»	Above-index total U.S. duration (or sensitivity to changes in market interest rates) detracted from performance as the ten-year U.S. Treasury yield rose.

Semiannual Report	September 30, 2009	15

PIMCO Short-Term Portfolio

Cumulative Returns Through September 30, 2009

$5,000,000 invested at the beginning of the first full month following the inception date.

Allocation Breakdown‡

Mortgage-Backed Securities	40.5%
U.S. Government Agencies	20.3%
Corporate Bonds & Notes	20.1%
Asset-Backed Securities	18.9%
Short-Term Instruments	0.1%
Short-Term Instruments	0.1%
‡	% of Total Investments as of 09/30/09

Average Annual Total Return for the period ended September 30, 2009
	6 Months*	1 Year	5 Years	Portfolio Inception (04/20/00)
Short-Term Portfolio	17.47%	4.24%	1.99%	3.13%
Citigroup 3-Month Treasury Bill Index	0.09%	0.39%	2.96%	2.81%	**
3 Month LIBOR Index	0.46%	1.77%	3.77%	3.38%	**

* Cumulative return. All Portfolio returns are net of fees and expenses.

** Average annual total return since 04/30/00.

Performance quoted represents past performance. Past performance is no guarantee of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Shares may be worth more or less than original cost when redeemed. Performance data current to the most recent month-end is available by calling (800) 927-4648.

Expense Example	Actual Performance	Hypothetical Performance
		(5% return before expenses)
Beginning Account Value (04/01/09)	$1,000.00	$1,000.00
Ending Account Value (09/30/09)	$1,174.67	$1,024.52
Expenses Paid During Period†	$0.60	$0.56

† Expenses are equal to the net annualized expense ratio of 0.11%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Please refer to page 5 herein for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The Short-Term Portfolio seeks maximum total return, consistent with preservation of capital and liquidity, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of fixed-income instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements.

»	An above-benchmark U.S. duration (or sensitivity to changes in market interest rates) detracted from returns as interest rates moved higher across the yield curve.

»	A curve-steepening bias was slightly positive for performance as the yield curve steepened over the period.

»	An emphasis on Agency mortgage-backed securities (“MBS”) benefited performance as Agency MBS outperformed U.S. Treasuries.

»	Exposure to the investment-grade corporate sector added to returns as the sector posted very strong performance over the period.

16	PIMCO Funds	Private Account Portfolio Series

PIMCO Short-Term Floating NAV Portfolio

Cumulative Returns Through September 30, 2009

$5,000,000 invested at the beginning of the first full month following the inception date.

Allocation Breakdown‡

Commercial Paper	65.8%
U.S. Government Agencies	17.7%
Corporate Bonds & Notes	8.9%
Repurchase Agreements	4.1%
Other	3.5%
‡	% of Total Investments as of 09/30/09

Cumulative Total Return for the period ended September 30, 2009
	6 Months*	Portfolio Inception* (10/17/08)
Short-Term Floating NAV Portfolio	0.29%	0.71%
Citigroup 3-Month Treasury Bill Index	0.09%	0.26%	**

* Cumulative return. All Portfolio returns are net of fees and expenses.

** Cumulative total return since 10/31/08.

Performance quoted represents past performance. Past performance is no guarantee of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Shares may be worth more or less than original cost when redeemed. Performance data current to the most recent month-end is available by calling (800) 927-4648.

Expense Example	Actual Performance	Hypothetical Performance
		(5% return before expenses)
Beginning Account Value (04/01/09)	$1,000.00	$1,000.00
Ending Account Value (09/30/09)	$1,002.91	$1,025.07
Expenses Paid During Period†	$0.00	$0.00

† Expenses are equal to the net annualized expense ratio of 0.00%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Please refer to page 5 herein for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The Short-Term Floating NAV Portfolio seeks maximum total return, consistent with preservation of capital and liquidity, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of fixed-income instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements.

»	The Portfolio had a focus on high-quality and short-maturity assets. The Portfolio ended the period with an average credit quality of AA+.

»	The Portfolio’s weighted average maturity moved longer over the period to take advantage of higher yields further out the yield curve, ending the period at 76 days.

»

The Portfolio moved its exposure from high-quality Agency-discount notes to high-quality commercial paper as high-quality commercial paper provided an increased yield advantage over U.S. Treasury Bills.

»	An allocation to longer-maturity securities helped provide a yield advantage over three-month U.S. Treasury Bills as the yield curve was positively sloped over the period.

Semiannual Report	September 30, 2009	17

PIMCO Short-Term Floating NAV Portfolio II

Allocation Breakdown‡

Repurchase Agreements	53.9%
Commercial Paper	20.8%
U.S. Government Agencies	15.8%
Corporate Bonds & Notes	7.4%
Other	2.1%
‡	% of Total Investments as of 09/30/09

A line graph is not included since the Portfolio has less than six months of audited financial statements.

Cumulative Total Return for the period ended September 30, 2009
	Portfolio Inception* (06/09/09)
Short-Term Floating NAV Portfolio II	0.11%
Citigroup 3-Month Treasury Bill Index	0.05%	**

* Cumulative return. All Portfolio returns are net of fees and expenses.

** Cumulative total return since 05/31/09.

Performance quoted represents past performance. Past performance is no guarantee of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Shares may be worth more or less than original cost when redeemed. Performance data current to the most recent month-end is available by calling (800) 927-4648.

Expense Example	Actual Performance	Hypothetical Performance††
		(5% return before expenses)
Beginning Account Value (06/09/09)	$1,000.00	$1,000.00
Ending Account Value (09/30/09)	$1,001.14	$1,024.82
Expenses Paid During Period†	$0.15	$0.25

† Expenses are equal to the net annualized expense ratio of 0.05%, multiplied by the average account value over the period, multiplied by 114/365 (to reflect the period since the Fund commenced operations on 6/9/09). The Portfolio’s hypothetical expenses reflect an amount as if the Portfolio had been operational for the entire fiscal half year.

†† Hypothetical Performance reflects a beginning account value as of 04/01/09.

Please refer to page 5 herein for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The Short-Term Floating NAV Portfolio II seeks maximum total return, consistent with preservation of capital and daily liquidity, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of fixed-income instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements.

»	The Portfolio had a focus on high-quality and short-maturity assets. The Portfolio ended the period with an average credit quality of AAA.

»

The Portfolio was structured so that the weighted average maturity (“WAM”) was closer to 90 days to take advantage of higher yields further out the yield curve. The Portfolio’s WAM ended the period at 79 days.

»	The Portfolio’s exposure to Agency-discount notes and commercial paper provided a yield advantage over U.S. Treasury Bills.

»	An allocation to longer-maturity securities helped provide a yield advantage over three-month U.S. Treasury Bills as the yield curve was positively sloped over the period.

18	PIMCO Funds	Private Account Portfolio Series

PIMCO U.S. Government Sector Portfolio

Cumulative Returns Through September 30, 2009

$5,000,000 invested at the beginning of the first full month following the inception date.

Allocation Breakdown‡

U.S. Government Agencies	35.1%
U.S. Treasury Obligations	28.2%
Mortgage-Backed Securities	14.1%
Corporate Bonds & Notes	13.7%
Short-Term Instruments	4.6%
Other	4.3%
‡	% of Total Investments as of 09/30/09

Average Annual Total Return for the period ended September 30, 2009
	6 Months*	1 Year	5 Years	Portfolio Inception (01/31/00)
U.S. Government Sector Portfolio	10.43%	23.16%	11.05%	10.71%
Citigroup 3-Month Treasury Bill Index	0.09%	0.39%	2.96%	2.89%
Barclays Capital Government Bond Index	-0.23%	6.74%	5.19%	6.48%

* Cumulative return. All Portfolio returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is no guarantee of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Shares may be worth more or less than original cost when redeemed. Performance data current to the most recent month-end is available by calling (800) 927-4648.

Expense Example	Actual Performance	Hypothetical Performance
		(5% return before expenses)
Beginning Account Value (04/01/09)	$1,000.00	$1,000.00
Ending Account Value (09/30/09)	$1,104.31	$1,024.77
Expenses Paid During Period†	$0.32	$0.30

† Expenses are equal to the net annualized expense ratio of 0.06%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Please refer to page 5 herein for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The U.S. Government Sector Portfolio seeks maximum total return, consistent with prudent investment management, by investing under normal circumstances at least 80% of its assets in a portfolio of U.S. government securities of varying maturities, or in securities that provide exposure to the U.S. government securities sector, such as options, futures contracts, swap agreements, or mortgage-backed securities (“MBS”).

»

Duration positioning (or sensitivity to changes in market interest rates) during the period detracted from relative performance. An average above-index duration detracted value as yields rose across most maturities.

»	A curve-steepening bias during the period added value as the two- to 30-year U.S. Treasury yield spread steepened.

»	An allocation to interest rate swaps benefited relative performance as swap spreads narrowed.

»	An overweight allocation to long-Agency debentures benefited performance as they outperformed like-duration U.S. Treasuries over the period.

»	Exposure to corporate securities benefited performance as they outperformed like-duration U.S. Treasuries during the reporting period.

»	An out-of-benchmark allocation to mortgage-backed securities (“MBS”) benefited performance as MBS outperformed U.S. Treasuries.

Semiannual Report	September 30, 2009	19

Benchmark Descriptions

Index	Description

3 Month LIBOR Index	3 Month LIBOR Index. LIBOR (London Intrabank Offered Rate) is an average interest rate, determined by the British Bankers Association, that banks charge one another for the use of short-term money (3 months) in England’s Eurodollar market. It is not possible to invest directly in an unmanaged index.

Barclays Capital Asset-Backed Securities Index	Barclays Capital Asset-Backed Securities Index has 5 subsectors: credit and charge cards, autos, home equity loans, utility, and manufactured housing. The index includes pass-through, bullet, and controlled amortization structures. It includes only the senior class of each ABS issue; subordinate tranches are not included. It is not possible to invest directly in an unmanaged index. Prior to November 1, 2008, this index was published by Lehman Brothers.

Barclays Capital Credit Investment Grade Index (Ex-Aa3 and Higher)	Barclays Capital Credit Investment Grade Index (Ex-Aa3 and Higher) consists of publicly issued U.S. corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity, and quality requirements. To qualify, bonds must be SEC-registered. It is not possible to invest directly in an unmanaged index. Prior to November 1, 2008, this index was published by Lehman Brothers.

Barclays Capital Government Bond Index	Barclays Capital Government Bond Index consists of securities issued by the U.S. Government with a maturity of one year or more. It is not possible to invest directly in an unmanaged index. Prior to November 1, 2008, this index was published by Lehman Brothers.

Barclays Capital Long Municipal Bond Index	Barclays Capital Long Municipal Bond Index is a rules-based, market-value-weighted index engineered for the long-term tax-exempt bond market. It is not possible to invest directly in an unmanaged index. Prior to November 1, 2008, this index was published by Lehman Brothers.

Barclays Capital Municipal Bond Index	Barclays Capital Municipal Bond Index consists of a broad selection of investment- grade general obligation and revenue bonds of maturities ranging from one year to 30 years. It is an unmanaged index representative of the tax-exempt bond market. The index is made up of all investment grade municipal bonds issued after December 31, 1990 having a remaining maturity of at least one year. It is not possible to invest directly in an unmanaged index. Prior to November 1, 2008, this index was published by Lehman Brothers.

Barclays Capital U.S. Aggregate Index	Barclays Capital U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis. It is not possible to invest directly in an unmanaged index. Prior to November 1, 2008, this index was published by Lehman Brothers.

Barclays Capital U.S. Long Credit Index	Barclays Capital U.S. Long Credit Index includes both corporate and non-corporate sectors with maturities equal to or greater than 10 years. The corporate sectors are Industrial, Utility, and Finance, which include both U.S. and non-U.S. corporations. The non-corporate sectors are Sovereign, Supranational, Foreign Agency, and Foreign Local Government. It is not possible to invest directly in an unmanaged index. Prior to November 1, 2008, this index was published by Lehman Brothers.

Barclays Capital U.S. MBS Fixed Rate Index	Barclays Capital U.S. MBS Fixed Rate Index covers the mortgage-backed pass-through securities of Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC). The MBS Index is formed by grouping the universe of over 600,000 individual fixed rate MBS pools into approximately 3,500 generic aggregates. It is not possible to invest directly in an unmanaged index. Prior to November 1, 2008, this index was published by Lehman Brothers.

Barclays Capital U.S. TIPS Index	Barclays Capital U.S. TIPS Index is an unmanaged market index comprised of all U.S. Treasury Inflation Protected Securities rated investment grade (Baa3 or better), have at least one year to final maturity, and at least $250 million par amount outstanding. Performance data for this index prior to October 1997 represents returns of the Barclays Capital Inflation Notes Index. It is not possible to invest directly in an unmanaged index. Prior to November 1, 2008, this index was published by Lehman Brothers.

20	PIMCO Funds	Private Account Portfolio Series

Index	Description

BofA Merrill Lynch U.S. High Yield, BB-B Rated Index	BofA Merrill Lynch U.S. High Yield, BB-B Rated Index is comprised of fixed income securities rated BB and B. The index tracks the performance of below investment grade U.S. Dollar-denominated corporate bonds publicly issued in the U.S. domestic market. Prior to January 1997, data represents that of BofA Merrill Lynch High Yield Cash Pay, BB-B rated. BofA Merrill Lynch High Yield Cash Pay, BB-B rated. is comprised of fixed income securities rated BB and B. The index tracks the performance of below investment grade U.S. Dollar-denominated corporate bonds publicly issued in the U.S. domestic market. Excludes pay-in-kind bonds and deferred interest bonds that are not yet accruing a coupon. It is not possible to invest directly in an unmanaged index. Prior to September 25, 2009, the BofA Merrill Lynch Indices were known as the Merrill Lynch Indices.

Citigroup 3-Month Treasury Bill Index	Citigroup 3-Month Treasury Bill Index is an unmanaged index representing monthly return equivalents of yield averages of the last 3 month Treasury Bill issues. It is not possible to invest directly in an unmanaged index.

Custom JPM ELMI+ Benchmark	Custom JPM ELMI+ Benchmark consists of custom weights of selected countries within the JPMorgan Emerging Local Markets Index Plus. It is not possible to invest directly in an unmanaged index.

Dow Jones-UBS Commodity Index Total Return	Dow Jones-UBS Commodity Index Total Return is an unmanaged index composed of futures contracts on 19 physical commodities. The index is designed to be a highly liquid and diversified benchmark for commodities as an asset class. It is not possible to invest directly in an unmanaged index.

JPMorgan GBI Global ex-US Index Hedged in USD	JPMorgan GBI Global ex-US Index Hedged in USD is an unmanaged index market representative of the total return performance in U.S. dollars of major non-U.S. bond markets. It is not possible to invest directly in an unmanaged index.

MSCI World Index	The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. As of June 2007 the MSCI World Index consisted of the following 23 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States. It is not possible to invest directly in an unmanaged index.

S&P 500 Index	S&P 500 Index is an unmanaged market index generally considered representative of the stock market as a whole. The Index focuses on the large-cap segment of the U.S. equities market. It is not possible to invest directly in an unmanaged index.

Semiannual Report	September 30, 2009	21

Financial Highlights

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (a)	Net Realized/ Unrealized Gain (Loss) on Investments	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Basis Return of Capital

Asset-Backed Securities Portfolio
09/30/2009+	$7.14	$0.17	$1.58	$1.75	$(0.19)	$0.00	$0.00
03/31/2009	10.80	0.62	(2.91)	(2.29)	(0.80)	(0.57)	0.00
03/31/2008	10.66	0.59	0.06	0.65	(0.51)	0.00	0.00
03/31/2007	10.47	0.60	0.15	0.75	(0.56)	0.00	0.00
03/31/2006	10.57	0.55	(0.13)	0.42	(0.52)	0.00	0.00
03/31/2005	10.79	0.43	(0.18)	0.25	(0.47)	0.00	0.00

Developing Local Markets Portfolio
09/30/2009+	$4.75	$0.09	$0.94	$1.03	$(0.09)	$0.00	$0.00
03/31/2009	11.99	0.46	(3.99)	(3.53)	(0.34)	(3.37)	0.00
03/31/2008	11.55	0.64	1.12	1.76	(0.91)	(0.41)	0.00
03/31/2007	11.17	0.60	0.60	1.20	(0.51)	(0.31)	0.00
03/31/2006	10.98	0.42	0.47	0.89	(0.29)	(0.41)	0.00
07/30/2004 - 03/31/2005	10.00	0.15	1.04	1.19	(0.21)	0.00	0.00

Emerging Markets Portfolio
09/30/2009+	$8.39	$0.29	$0.85	$1.14	$(0.02)	$0.00	$0.00
03/31/2009	10.77	0.74	(2.46)	(1.72)	(0.54)	(0.12)	0.00
03/31/2008	11.20	0.65	(0.01)	0.64	(0.95)	(0.12)	0.00
03/31/2007	11.32	0.68	0.53	1.21	(0.74)	(0.59)	0.00
03/31/2006	10.92	0.70	0.84	1.54	(0.71)	(0.43)	0.00
03/31/2005	11.43	0.54	0.29	0.83	(0.81)	(0.53)	0.00

High Yield Portfolio
09/30/2009+	$5.14	$0.28	$1.77	$2.05	$(0.40)	$0.00	$0.00
03/31/2009	8.06	0.64	(2.58)	(1.94)	(0.65)	(0.33)	0.00
03/31/2008	8.55	0.63	(0.45)	0.18	(0.62)	(0.05)	0.00
03/31/2007	8.32	0.64	0.15	0.79	(0.56)	0.00	0.00
03/31/2006	8.25	0.64	0.05	0.69	(0.62)	0.00	0.00
03/31/2005	8.37	0.61	0.06	0.67	(0.79)	0.00	0.00

International Portfolio
09/30/2009+	$4.57	$0.06	$0.21	$0.27	$(0.49)	$0.00	$0.00
03/31/2009	4.58	0.14	0.00	0.14	(0.15)	0.00	0.00
03/31/2008	4.53	0.21	0.10	0.31	(0.26)	0.00	0.00
03/31/2007	5.06	0.18	(0.05)	0.13	(0.66)	0.00	0.00
03/31/2006	5.86	0.14	0.02	0.16	(0.66)	(0.30)	0.00
03/31/2005	5.91	0.11	0.36	0.47	(0.26)	(0.26)	0.00

Investment Grade Corporate Portfolio
09/30/2009+	$7.74	$0.30	$2.24	$2.54	$(0.33)	$0.00	$0.00
03/31/2009	9.86	0.57	(2.28)	(1.71)	(0.41)	0.00	0.00
03/31/2008	10.03	0.58	(0.20)	0.38	(0.53)	(0.02)	0.00
03/31/2007	9.77	0.60	0.27	0.87	(0.61)	0.00	0.00
03/31/2006	9.74	0.57	0.09	0.66	(0.60)	(0.03)	0.00
03/31/2005	11.11	0.58	(0.03)	0.55	(0.68)	(1.24)	0.00

+	Unaudited
*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the year or period.

22	PIMCO Funds	Private Account Portfolio Series	See Accompanying Notes

Total Distributions	Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$(0.19)	$8.70	24.77%	$572,806	0.19	%*	0.19	%*	0.05	%*	0.05	%*	4.24	%*	131%
(1.37)	7.14	(22.39)	510,881	0.72		0.72		0.05		0.05		6.51		173
(0.51)	10.80	6.21	1,102,173	0.82		0.82		0.05		0.05		5.39		87
(0.56)	10.66	7.30	533,748	1.83		1.83		0.05		0.05		5.71		49
(0.52)	10.47	4.06	314,685	1.57		1.57		0.05		0.05		5.19		67
(0.47)	10.57	2.34	211,671	0.51		0.51		0.05		0.05		3.98		79

$(0.09)	$5.69	21.78%	$565,546	0.12	%*	0.12	%*	0.12	%*	0.12	%*	3.17	%*	193%
(3.71)	4.75	(30.04)	76,274	0.17		0.17		0.12		0.12		4.58		230
(1.32)	11.99	15.76	865,101	0.12		0.12		0.12		0.12		5.28		144
(0.82)	11.55	11.02	348,637	0.12		0.12		0.12		0.12		5.29		15
(0.70)	11.17	8.36	204,449	0.12		0.12		0.12		0.12		3.78		9
(0.21)	10.98	11.98	127,000	0.12	*	0.12	*	0.12	*	0.12	*	2.13	*	199

$(0.02)	$9.51	13.54%	$660,579	0.12	%*	0.12	%*	0.12	%*	0.12	%*	6.37	%*	140%
(0.66)	8.39	(16.30)	688,397	0.12		0.12		0.12		0.12		7.77		297
(1.07)	10.77	6.10	1,734,503	0.13		0.13		0.12		0.12		5.93		333
(1.33)	11.20	11.12	947,267	0.12		0.12		0.12		0.12		6.01		224
(1.14)	11.32	14.44	1,092,908	0.13		0.13		0.12		0.12		6.09		301
(1.34)	10.92	7.50	1,522,558	0.12		0.12		0.12		0.12		4.81		449

$(0.40)	$6.79	40.50%	$414,644	0.06	%*	0.06	%*	0.05	%*	0.05	%*	9.00	%*	82%
(0.98)	5.14	(24.62)	377,688	0.06		0.06		0.05		0.05		9.11		385
(0.67)	8.06	2.18	1,311,402	0.05		0.05		0.05		0.05		7.58		263
(0.56)	8.55	9.89	360,207	0.05		0.05		0.05		0.05		7.55		184
(0.62)	8.32	8.57	317,019	0.05		0.05		0.05		0.05		7.66		114
(0.79)	8.25	8.24	211,569	0.05		0.05		0.05		0.05		7.20		117

$(0.49)	$4.35	6.12%	$1,841,712	0.13	%*	0.13	%*	0.12	%*	0.12	%*	2.85	%*	214%
(0.15)	4.57	3.45	1,839,174	0.12		0.12		0.12		0.12		3.33		779
(0.26)	4.58	7.12	3,292,982	0.12		0.12		0.12		0.12		4.70		591
(0.66)	4.53	2.67	2,496,716	0.12		0.12		0.12		0.12		3.65		674
(0.96)	5.06	3.11	1,890,305	0.12		0.12		0.12		0.12		2.57		967
(0.52)	5.86	8.39	2,662,343	0.12		0.12		0.12		0.12		1.96		288

$(0.33)	$9.95	33.12%	$4,404,423	0.05	%*	0.05	%*	0.05	%*	0.05	%*	6.64	%*	62%
(0.41)	7.74	(17.61)	3,700,135	0.08		0.08		0.05		0.05		6.49		164
(0.55)	9.86	3.92	3,750,811	0.05		0.05		0.05		0.05		5.83		93
(0.61)	10.03	9.21	1,165,111	0.05		0.05		0.05		0.05		6.03		32
(0.63)	9.77	6.85	1,052,499	0.05		0.05		0.05		0.05		5.81		49
(1.92)	9.74	5.03	976,440	0.05		0.05		0.05		0.05		5.46		22

Semiannual Report	September 30, 2009	23

Financial Highlights  (Cont.)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (a)	Net Realized/ Unrealized Gain (Loss) on Investments	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Basis Return of Capital

Long Duration Corporate Bond Portfolio
09/30/2009+	$8.71	$0.30	$1.66	$1.96	$(0.18)	$0.00	$0.00
12/22/2008 - 03/31/2009	10.00	0.14	(1.40)	(1.26)	(0.03)	0.00	0.00

Mortgage Portfolio
09/30/2009+	$10.28	$0.36	$0.60	$0.96	$(0.45)	$0.00	$0.00
03/31/2009	10.63	0.75	(0.38)	0.37	(0.72)	0.00	0.00
03/31/2008	10.45	0.60	0.15	0.75	(0.57)	0.00	0.00
03/31/2007	10.29	0.57	0.17	0.74	(0.58)	0.00	0.00
03/31/2006	10.39	0.49	(0.16)	0.33	(0.42)	(0.01)	0.00
03/31/2005	10.67	0.36	0.08	0.44	(0.47)	(0.17)	(0.08)

Municipal Sector Portfolio
09/30/2009+	$7.41	$0.21	$0.96	$1.17	$(0.20)	$0.00	$0.00
03/31/2009	9.40	0.40	(1.92)	(1.52)	(0.47)	0.00	0.00
03/31/2008	10.53	0.48	(1.06)	(0.58)	(0.45)	(0.10)	0.00
03/31/2007	10.27	0.51	0.22	0.73	(0.47)	0.00	0.00
03/31/2006	10.14	0.46	0.14	0.60	(0.47)	0.00	0.00
03/31/2005	10.45	0.45	(0.25)	0.20	(0.46)	(0.05)	0.00

Real Return Portfolio
09/30/2009+	$8.55	$0.26	$0.31	$0.57	$(0.38)	$0.00	$0.00
03/31/2009	11.35	0.26	(1.23)	(0.97)	(0.26)	(1.57)	0.00
03/31/2008	10.49	0.67	0.84	1.51	(0.65)	0.00	0.00
03/31/2007	10.46	0.42	0.11	0.53	(0.42)	(0.08)	0.00
03/31/2006	11.40	0.62	(0.48)	0.14	(0.76)	(0.32)	0.00
03/31/2005	11.94	0.42	(0.03)	0.39	(0.60)	(0.33)	0.00

Short-Term Portfolio
09/30/2009+	$7.36	$0.21	$1.07	$1.28	$(0.20)	$0.00	$0.00
03/31/2009	9.19	0.43	(1.69)	(1.26)	(0.57)	0.00	0.00
03/31/2008	9.81	0.50	(0.61)	(0.11)	(0.51)	0.00	0.00
03/31/2007	9.72	0.52	0.02	0.54	(0.45)	0.00	0.00
03/31/2006	9.77	0.37	(0.01)	0.36	(0.41)	0.00	0.00
03/31/2005	9.85	0.20	(0.04)	0.16	(0.23)	(0.01)	0.00

Short-Term Floating NAV Portfolio
09/30/2009+	$10.01	$0.02	$0.00	$0.02	$(0.02)	$0.00	$0.00
10/17/2008 - 03/31/2009	10.00	0.02	0.04	0.06	(0.05)	0.00	0.00

Short-Term Floating NAV Portfolio II
06/09/2009 - 09/30/2009+	$10.00	$0.01	$0.00	$0.01	$(0.01)	$0.00	$0.00

U.S. Government Sector Portfolio
09/30/2009+	$9.29	$0.15	$0.80	$0.95	$(0.26)	$0.00	$0.00
03/31/2009	12.96	0.45	0.53	0.98	(0.51)	(4.14)	0.00
03/31/2008	10.59	0.56	2.45	3.01	(0.64)	0.00	0.00
03/31/2007	10.38	0.53	0.19	0.72	(0.51)	0.00	0.00
03/31/2006	10.68	0.42	(0.30)	0.12	(0.40)	(0.02)	0.00
03/31/2005	11.26	0.26	(0.25)	0.01	(0.26)	(0.33)	0.00

+	Unaudited
*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the year or period.

24	PIMCO Funds	Private Account Portfolio Series	See Accompanying Notes

Total Distributions	Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$(0.18)	$10.49	22.66%	$1,350,033	0.05	%*	0.05	%*	0.05	%*	0.05	%*	6.19	%*	215%
(0.03)	8.71	(12.64)	267,186	0.10	*	0.17	*	0.05	*	0.12	*	5.67	*	73

$(0.45)	$10.79	9.50%	$10,199,395	0.19	%*	0.19	%*	0.05	%*	0.05	%*	6.80	%*	555%
(0.72)	10.28	3.75	10,215,177	0.97		0.97		0.05		0.05		7.28		1,002
(0.57)	10.63	7.40	13,802,040	1.25		1.25		0.05		0.05		5.72		604
(0.58)	10.45	7.32	9,284,142	0.26		0.26		0.05		0.05		5.52		668
(0.43)	10.29	3.16	13,131,692	0.05		0.05		0.05		0.05		4.70		616
(0.72)	10.39	3.43	8,805,626	0.05		0.05		0.05		0.05		3.36		725

$(0.20)	$8.38	15.93%	$1,049,806	0.07	%*	0.07	%*	0.05	%*	0.05	%*	5.41	%*	31%
(0.47)	7.41	(16.34)	958,402	0.48		0.48		0.05		0.05		4.92		77
(0.55)	9.40	(5.67)	389,284	1.43		1.43		0.05		0.05		4.81		46
(0.47)	10.53	7.26	267,835	1.25		1.25		0.05		0.05		4.87		79
(0.47)	10.27	5.98	371,200	0.90		0.90		0.05		0.05		4.45		49
(0.51)	10.14	1.95	343,054	0.38		0.38		0.05		0.05		4.41		84

$(0.38)	$8.74	6.79%	$385,496	0.08	%*	0.08	%*	0.05	%*	0.05	%*	6.16	%*	336%
(1.83)	8.55	(7.59)	950,253	0.10		0.10		0.05		0.05		2.70		1,242
(0.65)	11.35	15.04	700,395	0.05		0.05		0.05		0.05		6.31		954
(0.50)	10.49	5.21	912,909	0.05		0.05		0.05		0.05		3.97		561
(1.08)	10.46	1.07	964,745	0.05		0.05		0.05		0.05		5.48		414
(0.93)	11.40	3.47	1,689,226	0.05		0.05		0.05		0.05		3.65		447

$(0.20)	$8.44	17.47%	$1,561,553	0.11	%*	0.11	%*	0.05	%*	0.05	%*	5.14	%*	70%
(0.57)	7.36	(13.94)	1,436,199	0.39		0.39		0.05		0.05		5.01		202
(0.51)	9.19	(1.21)	3,464,321	0.53		0.53		0.05		0.05		5.20		317
(0.45)	9.81	5.67	5,475,245	0.18		0.18		0.05		0.05		5.27		121
(0.41)	9.72	3.71	1,383,307	0.05		0.05		0.05		0.05		3.75		205
(0.24)	9.77	1.60	2,914,175	0.05		0.05		0.05		0.05		2.00		283

$(0.02)	$10.01	0.29%	$5,003,737	0.00	%*	0.00	%*	0.00	%*	0.00	%*	0.41	%*	167%
(0.05)	10.01	0.41	5,586,486	0.00	*	0.00	*	0.00	*	0.00	*	0.35	*	N/A

$(0.01)	$10.00	0.11%	$578,588	0.05	%*	0.05	%*	0.05	%*	0.05	%*	0.29	%*	11%

$(0.26)	$9.98	10.43%	$3,760,322	0.06	%*	0.06	%*	0.05	%*	0.05	%*	3.13	%*	369%
(4.65)	9.29	9.05	3,188,005	0.11		0.11		0.05		0.05		3.92		664
(0.64)	12.96	29.67	4,146,692	0.11		0.11		0.05		0.05		5.06		533
(0.51)	10.59	7.09	8,037,047	0.05		0.05		0.05		0.05		5.03		361
(0.42)	10.38	1.04	6,869,541	0.05		0.05		0.05		0.05		3.88		628
(0.59)	10.68	0.11	7,553,665	0.05		0.05		0.05		0.05		2.32		366

Semiannual Report	September 30, 2009	25

Statements of Assets and Liabilities

(Amounts in thousands, except per share amounts)	Asset-Backed Securities Portfolio	Developing Local Markets Portfolio	Emerging Markets Portfolio	High Yield Portfolio	International Portfolio

Assets:
Investments, at value	$962,382	$552,788	$614,849	$405,691	$1,706,394
Investments in Affiliates, at value	2,435	35,590	44,833	9	24,419
Repurchase agreements, at value	957	256	1,855	5,019	1,987
Cash	27	2	140	18	0
Deposits with counterparty	0	0	0	0	190
Foreign currency, at value	0	509	236	619	20,179
Receivable for investments sold	66,191	276,244	421	2,029	840,180
Receivable for investments sold on a delayed-delivery basis	0	0	0	0	0
Receivable for Portfolio shares sold	2,840	0	3,870	0	11,860
Interest and dividends receivable	2,933	938	8,447	8,314	15,527
Dividends receivable from Affiliates	3	14	20	3	29
Variation margin receivable	53	0	0	55	2
Swap premiums paid	19,021	0	44	345	2,973
Unrealized appreciation on foreign currency contracts	0	42,691	6,879	73	23,121
Unrealized appreciation on swap agreements	20,237	56	4,077	2,091	648
Other assets	0	0	0	0	0
	1,077,079	909,088	685,671	424,266	2,647,509

Liabilities:
Payable for reverse repurchase agreements	$176,192	$0	$0	$2,010	$0
Payable for investments purchased	164,511	174,564	329	2,550	557,315
Payable for investments in Affiliates purchased	3	14	20	3	29
Payable for investments purchased on a delayed-delivery basis	15,305	0	0	0	0
Payable for short sales	2,428	117,512	0	0	179,139
Deposits from counterparty	33,812	31,742	2,200	1,010	21,551
Payable for floating rate notes issued	0	0	0	0	0
Payable for Portfolio shares redeemed	920	0	1,200	810	3,750
Dividends payable	0	0	0	0	0
Overdraft due to custodian	0	0	0	0	0
Written options outstanding	0	197	19	171	573
Accrued related party fees	24	55	64	16	178
Variation margin payable	0	0	0	0	1,045
Recoupment payable to Manager	0	0	0	0	0
Swap premiums received	74,287	0	55	2,544	2,754
Unrealized depreciation on foreign currency contracts	0	19,456	18,265	282	22,332
Unrealized depreciation on swap agreements	36,791	0	2,937	226	17,130
Other liabilities	0	2	3	0	1
	504,273	343,542	25,092	9,622	805,797

Net Assets	$572,806	$565,546	$660,579	$414,644	$1,841,712

Net Assets Consist of:
Paid in capital	$762,169	$616,722	$811,322	$609,298	$2,104,737
Undistributed (overdistributed) net investment income	(1,448)	5,464	(40,592)	12,213	17,117
Accumulated undistributed net realized gain (loss)	361	(84,914)	(113,541)	(194,169)	(202,217)
Net unrealized appreciation (depreciation)	(188,276)	28,274	3,390	(12,698)	(77,925)
	$572,806	$565,546	$660,579	$414,644	$1,841,712

Shares Issued and Outstanding:	65,824	99,469	69,456	61,035	423,511

Net Asset Value and Redemption Price Per Share (Net Asset Per Share Outstanding)	$8.70	$5.69	$9.51	$6.79	$4.35

Cost of Investments Owned	$1,134,054	$547,450	$601,453	$421,535	$1,782,180
Cost of Investments in Affiliates Owned	$2,435	$35,590	$44,834	$9	$24,419
Cost of Repurchase Agreements Owned	$957	$256	$1,855	$5,019	$1,987
Cost of Foreign Currency Held	$0	$479	$236	$602	$20,427
Proceeds Received on Short Sales	$2,420	$117,032	$0	$0	$178,822
Premiums Received on Written Options	$0	$289	$21	$753	$880

26	PIMCO Funds	Private Account Portfolio Series	See Accompanying Notes

(Unaudited) September 30, 2009

Investment Grade Corporate Portfolio	Long Duration Corporate Bond Portfolio	Mortgage Portfolio	Municipal Sector Portfolio	Real Return Portfolio	Short-Term Portfolio	Short-Term Floating NAV Portfolio	Short-Term Floating NAV Portfolio II	U.S. Government Sector Portfolio

$4,156,332	$1,346,877	$17,982,408	$1,100,178	$469,263	$1,645,034	$4,694,508	$262,150	$3,862,157
107,963	171	22,279	0	1,576	206	0	0	150,602
2,587	0	7,954	0	1,132	639	202,508	306,400	32,472
385	0	288	0	1,680	87	2	0	50
0	0	29,250	0	0	0	0	0	0
0	1,333	0	0	4,134	0	0	0	0
89,825	2,999	16,019,531	0	49,567	8,493	172,960	18,852	283,101
0	0	0	0	65,742	0	0	0	80,826
38,090	32,000	73,970	5,870	870	5,180	0	0	24,280
63,637	21,244	40,733	15,187	2,768	7,294	6,141	428	19,261
12	10	174	0	2	10	0	0	55
78	0	0	0	27	3,222	0	0	4,749
311	286	87,789	128	1,041	20	0	0	14,837
0	127	0	0	270	0	0	0	0
12,669	672	56,691	0	1,139	10,568	0	0	132,438
0	0	0	42	0	0	0	0	0
4,471,889	1,405,719	34,321,067	1,121,405	599,211	1,680,753	5,076,119	587,830	4,604,828

$0	$0	$0	$0	$1,035	$87,903	$0	$0	$40,054
18,352	47,615	16,548,064	2,198	33,645	7,537	72,382	6,160	437,924
12	10	20,774	0	1,402	10	0	0	55
0	0	0	0	166,941	982	0	0	91,740
0	0	7,303,118	0	6,122	4,011	0	0	21,314
4,020	470	55,612	0	2,340	7,060	0	0	241,039
0	0	0	66,170	0	0	0	0	0
25,270	2,080	22,680	1,850	270	1,520	0	0	7,350
0	0	0	0	0	0	0	1	0
0	2,486	0	1,030	0	0	0	3,063	0
865	913	3,266	0	293	0	0	0	686
177	48	425	42	21	65	0	18	153
15	57	0	0	18	3,222	0	0	0
0	1	0	0	0	0	0	0	0
1,271	1,538	91,776	128	4	2,253	0	0	4,145
0	46	0	0	213	0	0	0	0
17,434	412	75,957	0	1,411	4,637	0	0	46
50	10	0	181	0	0	0	0	0
67,466	55,686	24,121,672	71,599	213,715	119,200	72,382	9,242	844,506

$4,404,423	$1,350,033	$10,199,395	$1,049,806	$385,496	$1,561,553	$5,003,737	$578,588	$3,760,322

$4,487,869	$1,220,929	$10,100,879	$992,628	$387,558	$2,077,003	$4,998,856	$578,493	$3,663,401
26,015	5,551	133,666	6,188	1,054	12,399	1	0	(31,078)
(238,185)	23,827	(15,425)	(36,732)	(15,497)	(229,603)	2,070	50	30,321
128,724	99,726	(19,725)	87,722	12,381	(298,246)	2,810	45	97,678
$4,404,423	$1,350,033	$10,199,395	$1,049,806	$385,496	$1,561,553	$5,003,737	$578,588	$3,760,322

442,832	128,752	945,211	125,275	44,129	185,077	499,702	57,841	376,938

$9.95	$10.49	$10.79	$8.38	$8.74	$8.44	$10.01	$10.00	$9.98

$4,022,844	$1,250,466	$17,938,376	$1,002,695	$457,469	$1,949,200	$4,691,698	$262,105	$4,055,813
$107,963	$171	$22,279	$0	$1,576	$206	$0	$0	$150,602
$2,587	$0	$7,954	$0	$1,132	$639	$202,508	$306,400	$32,472
$0	$1,373	$0	$0	$4,171	$0	$0	$0	$0
$0	$0	$7,252,937	$0	$6,110	$3,999	$0	$0	$21,194
$677	$1,642	$8,957	$0	$661	$0	$0	$0	$1,200

Semiannual Report	September 30, 2009	27

Statements of Operations

Six Months Ended September 30, 2009 (Unaudited)
(Amounts in thousands)	Asset-Backed Securities Portfolio	Developing Local Markets Portfolio	Emerging Markets Portfolio	High Yield Portfolio	International Portfolio	Investment Grade Corporate Portfolio

Investment Income:
Interest, net of foreign taxes*	$12,075	$7,062	$20,031	$17,958	$25,724	$134,618
Dividends	0	0	0	113	0	1,194
Dividends from Affiliate investments	21	158	127	19	318	363
Miscellaneous income	0	0	0	0	11	0
Total Income	12,096	7,220	20,158	18,090	26,053	136,175

Expenses:
Investment advisory fees	55	43	62	40	175	406
Supervisory and administrative fees	82	217	311	60	874	609
Trustees’ fees	0	0	0	0	1	2
Interest expense	386	10	8	18	86	75
Miscellaneous expense	3	7	0	0	1	2
Total Expenses	526	277	381	118	1,137	1,094

Net Investment Income	11,570	6,943	19,777	17,972	24,916	135,081

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on investments	4,615	967	(18,707)	(4,826)	35,958	(17,826)
Net realized gain on Affiliate investments	9	26	43	7	101	107
Net realized gain (loss) on futures contracts, written options and swaps	(14,832)	6,513	1,366	(13,735)	166,922	(52,553)
Net realized (loss) on foreign currency transactions	0	(6,522)	(57,084)	(1,746)	(71,209)	0
Net change in unrealized appreciation (depreciation) on investments	86,022	20,948	105,382	115,378	98,755	977,043
Net change in unrealized (depreciation) on Affiliate investments	0	(1)	0	0	0	(6)
Net change in unrealized appreciation (depreciation) on futures contracts, written options and swaps	33,830	(4,748)	16,170	20,372	(157,345)	96,302
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	0	44,386	10,218	493	5,510	0
Net Gain	109,644	61,569	57,388	115,943	78,692	1,003,067

Net Increase in Net Assets Resulting from Operations	$121,214	$68,512	$77,165	$133,915	$103,608	$1,138,148

* Foreign tax withholdings	$0	$5	$5	$0	$0	$45

(1)	Period from June 9, 2009 to September 30, 2009.

28	PIMCO Funds	Private Account Portfolio Series	See Accompanying Notes

Long Duration Corporate Bond Portfolio	Mortgage Portfolio	Municipal Sector Portfolio	Real Return Portfolio	Short-Term Portfolio	Short-Term Floating NAV Portfolio	Short-Term Floating NAV Portfolio II (1)	U.S. Government Sector Portfolio

$22,545	$360,941	$26,947	$23,863	$39,393	$9,562	$236	$51,882
33	832	0	15	6	0	0	0
47	369	0	16	47	0	0	475
0	0	0	1	0	0	0	0
22,625	362,142	26,947	23,895	39,446	9,562	236	52,357

72	1,035	98	77	150	0	14	328
108	1,553	147	115	225	0	22	492
0	6	1	0	1	0	0	2
4	7,280	112	132	458	34	0	156
2	16	1	1	0	1	0	3
186	9,890	359	325	834	35	36	981

22,439	352,252	26,588	23,570	38,612	9,527	200	51,376

26,434	63,225	8,084	37,715	(10,895)	1,912	50	(9,384)
15	100	0	5	50	0	0	106
(1,177)	(67,278)	(5,369)	4,989	(25,170)	0	0	308,941
(307)	0	0	(1,491)	0	0	0	0

103,988	456,201	108,922	(17,661)	192,409	1,404	45	51,461
0	0	0	0	(5)	0	0	(6)
2,566	136,111	7,968	(4,708)	43,075	0	0	(77,233)
43	0	0	584	0	0	0	0
131,562	588,359	119,605	19,433	199,464	3,316	95	273,885

$154,001	$940,611	$146,193	$43,003	$238,076	$12,843	$295	$325,261

$2	$0	$0	$0	$0	$0	$0	$0

Semiannual Report	September 30, 2009	29

Statements of Changes in Net Assets

	Asset-Backed Securities Portfolio		Developing Local Markets Portfolio		Emerging Markets Portfolio

(Amounts In thousands)	Six Months Ended September 30, 2009 (Unaudited)	Year Ended March 31, 2009	Six Months Ended September 30, 2009 (Unaudited)	Year Ended March 31, 2009	Six Months Ended September 30, 2009 (Unaudited)	Year Ended March 31, 2009

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$11,570	$55,548	$6,943	$15,701	$19,777	$70,665
Net realized gain (loss)	(10,217)	50,965	958	(53,796)	(74,425)	(95,382)
Net realized gain (loss) on Affiliate investments	9	2	26	0	43	(4)
Net change in unrealized appreciation (depreciation)	119,852	(299,274)	60,586	(65,136)	131,770	(123,584)
Net change in unrealized appreciation (depreciation) on Affiliate investments	0	1	(1)	0	0	1
Net increase (decrease) resulting from operations	121,214	(192,758)	68,512	(103,231)	77,165	(148,304)

Distributions to Shareholders:
From net investment income	(12,995)	(68,896)	(9,065)	(11,251)	(968)	(51,630)
From net realized capital gains	0	(43,234)	0	(27,027)	0	(7,735)

Total Distributions	(12,995)	(112,130)	(9,065)	(38,278)	(968)	(59,365)

Portfolio Share Transactions:
Receipts for shares sold	55,960	213,752	480,210	635,612	145,095	312,650
Issued as reinvestment of distributions	12,875	110,957	7,329	35,376	958	58,594
Cost of shares redeemed	(115,129)	(611,113)	(57,714)	(1,318,306)	(250,068)	(1,209,681)
Net increase (decrease) resulting from Portfolio share transactions	(46,294)	(286,404)	429,825	(647,318)	(104,015)	(838,437)

Total Increase (Decrease) in Net Assets	61,925	(591,292)	489,272	(788,827)	(27,818)	(1,046,106)

Net Assets:
Beginning of period	510,881	1,102,173	76,274	865,101	688,397	1,734,503
End of period*	$572,806	$510,881	$565,546	$76,274	$660,579	$688,397

*Including undistributed (overdistributed) net investment income of:	$(1,448)	$(23)	$5,464	$7,586	$(40,592)	$(59,401)

30	PIMCO Funds	Private Account Portfolio Series	See Accompanying Notes

High Yield Portfolio		International Portfolio		Investment Grade Corporate Portfolio		Long Duration Corporate Bond Portfolio

Six Months Ended September 30, 2009 (Unaudited)	Year Ended March 31, 2009	Six Months Ended September 30, 2009 (Unaudited)	Year Ended March 31, 2009	Six Months Ended September 30, 2009 (Unaudited)	Year Ended March 31, 2009	Six Months Ended September 30, 2009 (Unaudited)	Period from December 22, 2008 to March 31, 2009

$17,972	$69,987	$24,916	$75,281	$135,081	$275,981	$22,439	$1,336
(20,307)	(163,248)	131,671	174,158	(70,379)	(212,821)	24,950	(1,152)
7	6	101	54	107	9	15	5
136,243	(97,502)	(53,080)	(278,728)	1,073,345	(962,534)	106,597	(6,871)
0	0	0	0	(6)	7	0	0
133,915	(190,757)	103,608	(29,235)	1,138,148	(899,358)	154,001	(6,682)

(24,881)	(62,462)	(187,320)	(74,954)	(143,850)	(191,827)	(17,813)	(402)
0	(26,151)	0	0	0	0	0	0

(24,881)	(88,613)	(187,320)	(74,954)	(143,850)	(191,827)	(17,813)	(402)

2,760	109,935	199,958	212,358	945,285	3,341,126	1,086,351	288,898
24,643	87,398	183,765	72,820	140,834	188,162	17,656	402
(99,481)	(851,677)	(297,473)	(1,634,797)	(1,376,129)	(2,488,779)	(157,348)	(15,030)
(72,078)	(654,344)	86,250	(1,349,619)	(290,010)	1,040,509	946,659	274,270
36,956	(933,714)	2,538	(1,453,808)	704,288	(50,676)	1,082,847	267,186

377,688	1,311,402	1,839,174	3,292,982	3,700,135	3,750,811	267,186	0
$414,644	$377,688	$1,841,712	$1,839,174	$4,404,423	$3,700,135	$1,350,033	$267,186

$12,213	$19,122	$17,117	$179,521	$26,015	$34,784	$5,551	$925

Semiannual Report	September 30, 2009	31

Statements of Changes in Net Assets  (Cont.)

	Mortgage Portfolio		Municipal Sector Portfolio		Real Return Portfolio

(Amounts In thousands)	Six Months Ended September 30, 2009 (Unaudited)	Year Ended March 31, 2009	Six Months Ended September 30, 2009 (Unaudited)	Year Ended March 31, 2009	Six Months Ended September 30, 2009 (Unaudited)	Year Ended March 31, 2009

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$352,252	$914,361	$26,588	$23,738	$23,570	$16,798
Net realized gain (loss)	(4,053)	79,724	2,715	(32,870)	41,213	(54,452)
Net realized gain on Affiliate investments	100	17	0	0	5	4
Net change in unrealized appreciation (depreciation)	592,312	(679,484)	116,890	(19,250)	(21,785)	30,258
Net change in unrealized appreciation (depreciation) on Affiliate investments	0	0	0	0	0	0
Net increase (decrease) resulting from operations	940,611	314,618	146,193	(28,382)	43,003	(7,392)

Distributions to Shareholders:
From net investment income	(422,199)	(881,081)	(24,241)	(24,191)	(21,371)	(12,594)
From net realized capital gains	0	0	0	0	0	(56,917)

Total Distributions	(422,199)	(881,081)	(24,241)	(24,191)	(21,371)	(69,511)

Portfolio Share Transactions:
Receipts for shares sold	1,775,892	3,823,862	231,805	787,708	59,631	627,829
Issued as reinvestment of distributions	415,095	862,534	24,033	23,941	21,228	69,477
Cost of shares redeemed	(2,725,181)	(7,706,796)	(286,386)	(189,958)	(667,248)	(370,545)
Net increase (decrease) resulting from Portfolio share transactions	(534,194)	(3,020,400)	(30,548)	621,691	(586,389)	326,761

Total Increase (Decrease) in Net Assets	(15,782)	(3,586,863)	91,404	569,118	(564,757)	249,858

Net Assets:
Beginning of period	10,215,177	13,802,040	958,402	389,284	950,253	700,395
End of period*	$10,199,395	$10,215,177	$1,049,806	$958,402	$385,496	$950,253

*Including undistributed (overdistributed) net investment income of:	$133,666	$203,613	$6,188	$3,841	$1,054	$(1,145)

32	PIMCO Funds	Private Account Portfolio Series	See Accompanying Notes

Short-Term Portfolio		Short-Term Floating NAV Portfolio		Short-Term Floating NAV Portfolio II	U.S. Government Sector Portfolio

Six Months Ended September 30, 2009 (Unaudited)	Year Ended March 31, 2009	Six Months Ended September 30, 2009 (Unaudited)	Period from October 17, 2008 to March 31, 2009	Period from June 9, 2009 to September 30, 2009	Six Months Ended September 30, 2009 (Unaudited)	Year Ended March 31, 2009

$38,612	$130,305	$9,527	$2,956	$200	$51,376	$134,738
(36,065)	(72,119)	1,912	174	50	299,557	139,583
50	1	0	0	0	106	8
235,484	(386,923)	1,404	1,406	45	(25,772)	1,444
(5)	5	0	0	0	(6)	6
238,076	(328,731)	12,843	4,536	295	325,261	275,779

(36,006)	(155,269)	(9,526)	(2,956)	(200)	(94,893)	(159,608)
0	0	0	(17)	0	0	(995,399)

(36,006)	(155,269)	(9,526)	(2,973)	(200)	(94,893)	(1,155,007)

449,285	951,575	54,744,100	19,830,900	1,727,200	1,155,402	1,329,111
35,344	152,391	9,526	2,973	198	93,317	1,134,546
(561,345)	(2,648,088)	(55,339,692)	(14,248,950)	(1,148,905)	(906,770)	(2,543,116)
(76,716)	(1,544,122)	(586,066)	5,584,923	578,493	341,949	(79,459)

125,354	(2,028,122)	(582,749)	5,586,486	578,588	572,317	(958,687)

1,436,199	3,464,321	5,586,486	0	0	3,188,005	4,146,692
$1,561,553	$1,436,199	$5,003,737	$5,586,486	$578,588	$3,760,322	$3,188,005

$12,399	$9,793	$1	$0	$0	$(31,078)	$12,439

Semiannual Report	September 30, 2009	33

Statements of Cash Flows

Six Months Ended September 30, 2009 (Unaudited)
(Amounts in thousands)	Asset-Backed Securities Portfolio	Mortgage Portfolio	Short-Term Portfolio

Increase (Decrease) in Cash from:

Cash flows provided by (used for) operating activities:

Net increase in net assets resulting from operations (excluding interest expense)	$121,600	$947,891	$238,534

Adjustments to reconcile net increase in net assets from operations to net cash provided by (used for) operating activities:
Purchases of long-term securities	(1,351,517)	(124,483,815)	(1,258,718)
Proceeds from sales of long-term securities	1,222,988	134,595,976	1,601,113
Proceeds from sales of short-term portfolio investments, net	148,941	402,649	164,159
Decrease in deposits with counterparty	0	7,931	0
Increase (decrease) in receivable for investments sold	(58,011)	(4,842,942)	7,019
Decrease in interest and dividends receivable	219	50,771	1,577
Decrease in swap premiums paid	(53,661)	(245,297)	(104,212)
Increase in payable for investments purchased	56,454	5,567,440	2,470
Increase in accrued related party fees	3	15	7
Payment for futures transactions	(97)	(110)	0
Payment for short sale transactions	(2,830)	(1,028,851)	(5,249)
Unrealized appreciation on investments	(119,852)	(592,312)	(235,479)
Net realized (loss) on investments	10,208	3,953	36,015
Net amortization on investments	(489)	(14,366)	(747)
Net cash used for operating activities	(26,044)	10,368,933	446,489

Cash flows received from (used for) financing activities:
Proceeds from shares sold	54,040	1,740,232	444,105
Payment on shares redeemed	(115,391)	(2,751,953)	(567,866)
Cash dividend paid*	(120)	(7,104)	(662)
Net borrowing (repayment) of reverse repurchase agreements	57,167	(9,343,830)	(321,629)
Interest expense paid	(386)	(7,280)	(458)
Decrease in overdraft due to custodian	0	0	(362)
Increase (decrease) in deposits from counterparty	23,971	(20,915)	470
Net cash received from (used for) financing activities	19,281	(10,390,850)	(446,402)

Net Increase (Decrease) in Cash	(6,763)	(21,917)	87

Cash
Beginning of period	6,790	22,205	0
End of period	$27	$288	$87

* Reinvestment of dividends	$12,875	$415,095	$35,344

34	PIMCO Funds	Private Account Portfolio Series	See Accompanying Notes

Schedule of Investments Asset-Backed Securities Portfolio	(Unaudited) September 30, 2009

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CORPORATE BONDS & NOTES 3.9%

American International Group, Inc.
5.850% due 01/16/2018 (e)	$3,000	$2,175

Charlotte Gateway Village LLC
6.410% due 12/01/2016	1,504	1,331

CVS Pass-Through Trust
5.880% due 01/10/2028 (e)	1,820	1,720

General Electric Capital Corp.
6.875% due 01/10/2039 (e)	1,000	1,051

Masco Corp.
5.875% due 07/15/2012 (e)	5,000	4,959

Northwest Airlines, Inc.
0.951% due 02/06/2015	1,493	1,122

Preferred Term Securities XII Ltd.
0.843% due 03/24/2034	2,090	983

Prudential Financial, Inc.
6.625% due 12/01/2037 (e)	1,000	1,025

Suffield CLO Ltd.
1.059% due 09/26/2014	1,068	1,016

Times Square Hotel Trust
8.528% due 08/01/2026 (e)	6,945	5,295

United Airlines, Inc.
6.636% due 07/02/2022 (e)	1,820	1,511

Total Corporate Bonds & Notes (Cost $26,809)		22,188

MUNICIPAL BONDS & NOTES 0.5%

West Virginia State Tobacco Settlement Financing Authority Revenue Bonds, Series 2007
7.467% due 06/01/2047	3,845	3,046

Total Municipal Bonds & Notes (Cost $3,616)		3,046

U.S. GOVERNMENT AGENCIES 52.1%

Fannie Mae
0.376% due 03/25/2036 (e)	393	346
0.446% due 10/27/2037 (e)	12,500	11,825
0.486% due 08/25/2031 - 05/25/2032	506	356
0.546% due 04/25/2029	12	12
0.596% due 12/25/2016 - 11/25/2032	33	33
0.642% due 11/17/2030 (e)	128	126
0.644% due 05/18/2032 (e)	268	263
0.646% due 06/25/2029 (e)	286	280
0.681% due 09/17/2027	8	8
0.696% due 10/25/2030 (e)	211	208
0.696% due 02/25/2033	358	350
0.731% due 06/25/2021 (e)	67	67
0.731% due 10/25/2021	27	27
0.746% due 05/25/2023 - 08/25/2031 (e)	1,674	1,657
0.756% due 10/25/2031 (e)	89	89
0.781% due 01/25/2020 - 09/25/2021 (e)	152	150
0.781% due 11/25/2021 - 03/25/2022	17	17
0.794% due 12/18/2031 (e)	686	680
0.831% due 12/25/2021 (e)	161	160
0.844% due 11/18/2031	27	27
0.896% due 11/25/2031 (e)	494	491
0.981% due 04/25/2022	26	26
1.031% due 05/25/2022 (e)	52	52
1.131% due 05/25/2018 (e)	105	104
1.131% due 10/25/2020	25	25

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.181% due 08/25/2023 (e)	$77	$77
1.246% due 04/25/2032 (e)	50	50
1.281% due 12/25/2023 (e)	99	99
1.431% due 10/25/2022 - 09/25/2023 (e)	267	269
1.481% due 01/25/2024 (e)	519	524
1.627% due 02/01/2033 (e)	577	583
1.750% due 12/25/2023 (e)	124	124
2.251% due 07/01/2042 - 10/01/2044 (e)	431	430
2.251% due 03/01/2044 - 10/01/2044	142	141
2.451% due 11/01/2030	51	51
2.451% due 10/01/2040 (e)	137	137
2.614% due 06/01/2035 (e)	403	405
2.619% due 08/01/2033 (e)	119	121
2.625% due 04/01/2032	84	86
2.631% due 05/01/2034 (e)	171	174
2.647% due 09/01/2033	26	26
2.791% due 10/01/2033	13	13
2.849% due 10/01/2026 (e)	140	139
2.849% due 11/01/2040	25	25
2.928% due 08/01/2033 (e)	193	195
2.944% due 11/01/2024 (e)	107	108
2.985% due 07/01/2034 (e)	393	401
3.010% due 12/25/2021	14	15
3.046% due 11/01/2035	34	35
3.069% due 08/01/2032	38	39
3.069% due 06/01/2033 (e)	265	270
3.108% due 05/01/2033	45	45
3.124% due 01/01/2028	26	26
3.172% due 07/01/2034	43	44
3.215% due 05/01/2031	14	14
3.249% due 03/01/2029	19	19
3.360% due 08/01/2026 (e)	86	87
3.432% due 05/01/2025	48	48
3.440% due 11/01/2034 (e)	1,808	1,837
3.441% due 10/01/2033 (e)	213	212
3.445% due 03/01/2030	20	20
3.455% due 03/01/2036 (e)	264	271
3.487% due 07/01/2034	71	72
3.572% due 05/01/2034 (e)	494	508
3.592% due 03/01/2036 (e)	394	406
3.621% due 04/01/2034 (e)	372	383
3.636% due 04/01/2033	75	77
3.666% due 10/01/2033 (e)	762	768
3.731% due 03/01/2032	70	72
3.733% due 06/01/2035 (e)	271	278
3.776% due 04/01/2034 (e)	261	270
3.792% due 09/01/2033	33	33
3.897% due 05/01/2036 (e)	145	145
3.938% due 09/01/2033 (e)	168	172
3.962% due 09/01/2033 (e)	126	128
3.965% due 05/01/2033 (e)	214	221
4.000% due 06/01/2010 - 11/25/2033 (e)	451	446
4.000% due 07/25/2033	21	21
4.041% due 07/01/2033	76	78
4.078% due 04/01/2018	16	16
4.083% due 05/01/2036 (e)	265	266
4.092% due 09/01/2033	6	6
4.092% due 09/01/2033 (e)	98	101
4.108% due 02/01/2035	72	73
4.158% due 05/25/2035 (e)	1,326	1,356
4.167% due 10/01/2035 (e)	270	277
4.181% due 09/01/2033 (e)	148	153
4.250% due 09/01/2015 - 03/25/2033	288	289
4.250% due 05/25/2033 (e)	441	457
4.277% due 01/01/2033	52	53
4.279% due 04/01/2035 (e)	287	292
4.300% due 12/01/2024	12	12
4.304% due 02/01/2035 (e)	84	87
4.322% due 01/01/2035	45	46

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.347% due 04/01/2034	$26	$26
4.348% due 11/01/2032 (e)	202	206
4.386% due 10/01/2032	35	35
4.387% due 05/01/2035 (e)	179	186
4.410% due 03/01/2035 - 04/01/2035 (e)	406	418
4.416% due 02/01/2035 (e)	407	418
4.420% due 09/01/2035 (e)	681	695
4.453% due 12/01/2033	6	6
4.465% due 07/01/2033	62	63
4.466% due 01/01/2035 (e)	158	163
4.470% due 04/01/2036 (e)	552	562
4.477% due 09/01/2030	42	42
4.481% due 01/01/2035 (e)	139	143
4.500% due 01/01/2010 - 09/25/2018	105	106
4.500% due 02/01/2010 (d)	106	107
4.500% due 01/01/2011 (e)	229	234
4.503% due 01/01/2035 (e)	491	499
4.515% due 03/01/2035	62	64
4.533% due 12/01/2034 (e)	125	128
4.537% due 11/01/2034 (e)	295	304
4.541% due 01/01/2035 (e)	175	180
4.542% due 07/01/2033 (e)	96	99
4.595% due 11/01/2034	13	14
4.598% due 11/01/2034 (e)	145	151
4.606% due 03/01/2033	9	9
4.624% due 01/01/2033 (e)	209	216
4.660% due 12/01/2034 (e)	1,001	1,027
4.665% due 06/01/2033 (e)	87	89
4.680% due 05/01/2035 (e)	706	729
4.690% due 10/01/2034	36	37
4.690% due 04/01/2035 (e)	244	252
4.733% due 03/01/2035 (e)	155	161
4.745% due 05/01/2035 (e)	348	362
4.755% due 01/01/2035 (e)	280	287
4.777% due 02/01/2035 (e)	129	134
4.824% due 09/01/2035 (e)	1,537	1,559
4.834% due 01/01/2035 (e)	440	455
4.856% due 10/01/2018 (e)	696	700
4.880% due 02/01/2018	10	10
4.889% due 06/01/2033 (e)	152	157
4.890% due 06/01/2035 (e)	706	736
4.896% due 01/01/2035	79	82
4.899% due 02/01/2035 (e)	451	467
5.000% due 10/01/2009 - 11/01/2039	3,022	3,110
5.000% due 09/25/2014 - 04/01/2035 (e)	1,707	1,777
5.006% due 06/01/2033	49	50
5.040% due 12/01/2017	13	13
5.042% due 07/01/2035 (e)	142	146
5.093% due 08/01/2035 (e)	226	236
5.100% due 12/01/2036 (e)	303	314
5.122% due 12/01/2032 (e)	364	370
5.145% due 01/01/2015	26	26
5.158% due 09/01/2033	4	4
5.163% due 04/01/2036 (e)	463	482
5.164% due 01/01/2036 (e)	1,077	1,119
5.190% due 03/01/2027	57	59
5.220% due 10/01/2031	54	56
5.220% due 04/01/2037 (e)	350	368
5.223% due 12/01/2014	9	9
5.250% due 09/01/2032	26	27
5.278% due 12/01/2035	75	77
5.370% due 08/25/2043 (e)	884	863
5.460% due 01/01/2037 (e)	130	137
5.500% due 04/25/2017 - 09/25/2035 (e)	3,410	3,575
5.500% due 02/01/2018 - 11/01/2039	90,535	94,510
5.714% due 05/01/2036 (e)	112	116
5.750% due 07/01/2010	1	1
5.767% due 04/01/2036 (e)	263	277

See Accompanying Notes	Semiannual Report	September 30, 2009	35

Schedule of Investments  Asset-Backed Securities Portfolio  (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.770% due 12/01/2036 (e)	$250	$264
5.850% due 09/16/2028	28	28
5.874% due 12/01/2036 (e)	259	274
6.000% due 03/25/2016 (e)	101	107
6.050% due 05/25/2023	3	3
6.129% due 04/01/2036	37	40
6.165% due 03/01/2019	22	22
6.180% due 11/01/2019	25	26
6.250% due 02/01/2011 (e)	448	468
6.285% due 08/01/2018	33	34
6.440% due 07/01/2036 (d)	747	802
6.500% due 12/25/2023 - 06/25/2028 (e)	284	303
6.510% due 08/01/2036 (d)(e)	1,062	1,155
6.770% due 01/18/2029	175	180
7.000% due 03/01/2015 - 02/01/2019 (e)	800	861
7.000% due 07/25/2042	13	14
7.500% due 08/25/2021 - 07/25/2022 (e)	257	279
7.875% due 11/01/2018	15	17
8.000% due 10/01/2010 - 08/01/2015	30	32
8.000% due 03/25/2021 (e)	198	216
8.500% due 05/01/2017 - 04/01/2032	293	332
8.500% due 09/01/2022 (d)	231	258
8.500% due 01/25/2025 (e)	39	43
9.375% due 04/01/2016 (d)	131	153
15.319% due 08/25/2021 (e)	76	100

Farmer Mac
7.537% due 01/25/2012 (e)	300	296

Federal Housing Administration
7.430% due 03/01/2021	10	10

Freddie Mac
0.379% due 03/09/2011 (d)	6,318	6,330
0.389% due 05/04/2011 (d)	14,481	14,496
0.402% due 08/05/2011 (d)	4,581	4,579
0.493% due 10/15/2032 - 07/15/2034 (e)	727	714
0.506% due 08/25/2031	193	156
0.541% due 01/28/2011 (d)	257	257
0.593% due 12/15/2029 (e)	57	56
0.606% due 10/25/2029	2	2
0.657% due 04/01/2011 (d)	77,251	77,389
0.693% due 08/15/2029 (e)	240	237
0.693% due 12/15/2031	21	21
0.700% due 02/15/2024 - 09/15/2026 (e)	217	215
0.750% due 05/15/2023 (e)	205	205
0.793% due 08/15/2029 - 08/15/2031 (e)	494	490
0.800% due 04/15/2022	14	14
0.900% due 03/15/2020 (e)	53	53
0.950% due 06/15/2022 (e)	54	54
1.200% due 02/15/2021	21	21
1.242% due 05/15/2023 (e)	101	101
1.350% due 05/15/2023 (e)	33	33
2.251% due 10/25/2044 - 02/25/2045 (e)	887	865
2.451% due 07/25/2044 (e)	2,217	2,179
2.750% due 02/01/2017	7	7
2.781% due 04/01/2035 (e)	620	624
2.799% due 03/01/2034 (e)	127	129
2.940% due 10/15/2022 (e)	35	35
3.151% due 11/01/2027 (e)	113	116
3.159% due 04/01/2034 (e)	93	95
3.223% due 04/01/2033	13	13
3.224% due 08/01/2032	11	11
3.259% due 04/01/2032 (e)	189	191
3.260% due 08/01/2023	30	30
3.354% due 11/01/2029 (e)	307	311
3.412% due 09/01/2033 (e)	218	222

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.455% due 08/01/2030 (e)	$101	$103
3.470% due 09/01/2028	42	43
3.499% due 01/01/2035	29	29
3.586% due 11/01/2024 (e)	250	249
3.593% due 12/01/2035 (e)	263	266
3.611% due 12/01/2024 (e)	278	276
3.667% due 07/01/2032	27	27
3.724% due 06/01/2035 (e)	889	903
3.747% due 04/01/2034 (e)	228	236
3.769% due 02/01/2035 (e)	539	548
3.817% due 03/01/2033	21	22
3.884% due 08/01/2029	2	2
3.993% due 10/01/2033	11	11
4.000% due 10/15/2033 (e)	253	244
4.033% due 04/01/2031	34	35
4.062% due 08/01/2035 (e)	913	942
4.086% due 04/01/2032 (e)	132	137
4.090% due 09/25/2023 (e)	954	845
4.112% due 02/01/2022	14	14
4.135% due 12/01/2033 (e)	217	221
4.154% due 02/01/2026	21	21
4.157% due 04/01/2033	39	40
4.172% due 03/01/2025	82	82
4.190% due 06/01/2034 (e)	967	1,005
4.199% due 02/01/2035 (e)	402	405
4.275% due 01/01/2035 (e)	670	680
4.318% due 09/01/2033	39	40
4.320% due 10/01/2034 (e)	112	114
4.336% due 01/01/2035 (e)	117	121
4.338% due 11/01/2034 - 02/01/2035 (e)	257	265
4.343% due 03/01/2032 (e)	151	154
4.346% due 11/01/2034	65	67
4.348% due 02/01/2035 (e)	140	145
4.351% due 03/01/2030	50	51
4.382% due 11/01/2034	48	50
4.386% due 11/01/2034 (e)	189	191
4.389% due 01/01/2035 (e)	193	199
4.400% due 01/01/2035 (e)	455	465
4.410% due 11/01/2034 (e)	96	99
4.418% due 02/01/2035 (e)	130	134
4.423% due 02/01/2035	57	59
4.424% due 02/01/2035 (e)	212	215
4.430% due 02/01/2035 (e)	110	114
4.440% due 04/01/2035 (e)	855	870
4.465% due 03/01/2028	16	16
4.475% due 01/01/2035 (e)	206	214
4.496% due 02/01/2035 (e)	134	139
4.500% due 08/01/2010 - 11/15/2025 (e)	568	580
4.500% due 05/15/2018	10	10
4.658% due 09/01/2035 (e)	308	317
4.784% due 11/01/2035 (e)	315	326
4.850% due 09/01/2035 (e)	100	105
4.858% due 11/01/2023	8	9
4.910% due 01/01/2032	23	24
4.930% due 01/01/2034	48	50
4.945% due 03/01/2035 (e)	240	249
4.972% due 11/01/2033	63	65
5.000% due 02/15/2011 - 02/15/2036 (e)	1,217	1,216
5.000% due 02/15/2024	21	21
5.011% due 05/01/2035 (e)	589	611
5.014% due 12/01/2035 (e)	516	536
5.124% due 10/01/2033 (e)	98	102
5.144% due 01/01/2036 (e)	491	511
5.153% due 12/01/2033 - 09/01/2035 (e)	874	912
5.223% due 11/01/2034 (e)	509	522
5.288% due 09/01/2035	58	60
5.289% due 04/01/2036 (e)	303	317
5.434% due 07/01/2037 (e)	159	166
5.456% due 02/01/2036 (e)	104	106
5.500% due 05/15/2036 (e)	120	126

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.511% due 04/01/2036 (e)	$112	$118
5.712% due 05/01/2026	48	48
5.714% due 03/01/2036 (e)	953	1,003
5.813% due 08/01/2031 (e)	256	258
5.972% due 04/01/2035 (e)	188	195
6.500% due 10/15/2013 - 03/15/2021	37	39
6.500% due 05/15/2029 - 07/25/2043 (e)	3,133	3,411
6.950% due 07/15/2021 (e)	527	572
7.000% due 09/01/2010 - 08/01/2032	660	724
7.000% due 12/01/2014 - 06/15/2029 (e)	1,213	1,294
7.000% due 06/01/2016 (d)	30	33
7.500% due 02/15/2023 (e)	28	31
7.500% due 01/15/2031	25	27
8.000% due 07/01/2010 - 06/01/2015	6	7
8.000% due 03/15/2023 (e)	92	92
9.250% due 11/15/2019	16	17
9.500% due 04/15/2020	19	21
16.713% due 09/15/2014	21	24

Ginnie Mae
0.646% due 02/20/2029	4	4
0.646% due 09/20/2030 (e)	289	285
0.730% due 03/16/2029 (e)	162	159
0.880% due 10/16/2029 (e)	146	145
3.875% due 11/20/2031	23	23
4.000% due 04/20/2016 - 01/20/2034	72	74
4.000% due 01/20/2033 (e)	794	809
4.125% due 10/20/2026 - 10/20/2033	163	166
4.250% due 02/20/2030	3	3
4.250% due 02/20/2030 (e)	176	180
4.375% due 04/20/2017 - 05/20/2032	256	263
4.375% due 05/20/2030 - 04/20/2033 (e)	405	414
4.500% due 05/20/2016 - 04/20/2019	21	21
4.625% due 09/20/2018 - 09/20/2033	131	135
4.625% due 07/20/2029 - 09/20/2032 (e)	907	930
7.000% due 10/20/2021 (e)	259	278

Total U.S. Government Agencies (Cost $296,048)		298,561

U.S. TREASURY OBLIGATIONS 0.4%

U.S. Treasury Notes
1.000% due 08/31/2011 (d)	1,123	1,126
1.000% due 09/30/2011 (d)	1,000	1,001

Total U.S. Treasury Obligations (Cost $2,125)		2,127

MORTGAGE-BACKED SECURITIES 50.6%

Adjustable Rate Mortgage Trust
5.125% due 11/25/2035	3,960	3,464
5.374% due 11/25/2035	1,695	1,192
5.398% due 01/25/2036	346	293

American Home Mortgage Assets
0.456% due 10/25/2046	3,850	1,742
1.821% due 11/25/2046	2,565	1,037

American Home Mortgage Investment Trust
2.661% due 06/25/2045	296	189
4.390% due 02/25/2045	417	336
5.660% due 09/25/2045	931	589

36	PIMCO Funds	Private Account Portfolio Series	See Accompanying Notes

(Unaudited) September 30, 2009

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Banc of America Commercial Mortgage, Inc.
4.772% due 07/11/2043	$295	$303

Banc of America Funding Corp.
3.487% due 05/25/2035	107	100
6.093% due 01/20/2047	74	48

Banc of America Mortgage Securities, Inc.
3.718% due 05/25/2033	349	325
3.827% due 08/25/2034	259	248
4.123% due 07/25/2033	523	488
4.168% due 06/25/2034	470	367
4.579% due 11/25/2033	216	202
5.121% due 11/25/2034	385	314
5.492% due 02/25/2033	150	129
6.500% due 09/25/2033	62	59

Bear Stearns Adjustable Rate Mortgage Trust
3.651% due 11/25/2030	39	37
3.945% due 10/25/2034	137	110
4.153% due 05/25/2034	46	43
4.171% due 07/25/2034	4	3
4.217% due 04/25/2034	1,322	1,151
4.342% due 11/25/2034	1,547	1,450
4.350% due 10/25/2034	254	191
4.531% due 08/25/2033	106	101
4.617% due 10/25/2035	546	537
4.625% due 10/25/2035	562	488
5.072% due 05/25/2033	1,109	714
5.131% due 02/25/2034	1,062	905
5.273% due 02/25/2033	28	27
5.394% due 01/25/2034	220	208
5.437% due 04/25/2034	2,413	2,059
5.440% due 05/25/2047	3,174	2,086
5.618% due 04/25/2034	326	257
5.734% due 02/25/2036	3,006	2,000

Bear Stearns Alt-A Trust
3.972% due 12/25/2033	1,531	1,370
4.466% due 08/25/2036	1,806	827
5.114% due 02/25/2036	44	24
5.209% due 03/25/2035	304	202
5.355% due 05/25/2035	115	77
5.490% due 09/25/2035	182	115
5.718% due 01/25/2036	2,041	1,266
6.250% due 08/25/2036	4,755	2,259

Bear Stearns Commercial Mortgage Securities
0.353% due 03/15/2019	1,419	1,175
0.893% due 03/15/2019	2,500	1,191

Bear Stearns Mortgage Securities, Inc.
3.462% due 06/25/2030	189	189

Bear Stearns Structured Products, Inc.
1.246% due 03/25/2037	872	674
5.485% due 12/26/2046	2,161	1,356
5.636% due 01/26/2036	3,277	1,870

Bella Vista Mortgage Trust
0.496% due 05/20/2045	143	64

Carey Commercial Mortgage Trust
5.970% due 09/20/2019	1,534	1,569

CBA Commercial Small Balance Commercial Mortgage
0.526% due 12/25/2036	696	473

CC Mortgage Funding Corp.
0.889% due 01/25/2035	1,389	504

Chase Commercial Mortgage Securities Corp.
6.650% due 07/15/2032	1,000	941

Chase Mortgage Finance Corp.
5.000% due 11/25/2033	261	259
5.398% due 01/25/2036	378	211

Citicorp Mortgage Securities, Inc.
4.065% due 11/25/2018	39	37
5.000% due 12/25/2033	52	52

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Citigroup Mortgage Loan Trust, Inc.
1.046% due 08/25/2035	$565	$358
2.850% due 12/25/2035	176	153
4.098% due 08/25/2035	698	574
4.248% due 08/25/2035	1,742	1,429
4.647% due 08/25/2035	811	665
4.700% due 12/25/2035	508	435
5.985% due 09/25/2037	5,853	3,639

CitiMortgage Alternative Loan Trust
6.000% due 06/25/2037	542	405

Commercial Mortgage Pass-Through Certificates
0.473% due 02/05/2019	100	76
5.665% due 02/05/2019	3,000	2,118
5.756% due 02/05/2019	2,000	1,043
8.601% due 08/15/2033	1,500	1,429

Countrywide Alternative Loan Trust
0.326% due 09/20/2046	375	371
0.436% due 09/25/2046	2,257	1,124
0.436% due 11/25/2046	174	87
0.441% due 12/20/2046	7,354	3,614
0.446% due 07/20/2046	3,654	1,442
0.456% due 03/20/2046	1,169	580
0.456% due 07/20/2046	3,184	1,340
0.496% due 05/25/2035	495	263
0.516% due 02/25/2036	441	232
0.526% due 12/25/2035	725	388
0.536% due 11/25/2035	178	97
0.556% due 10/25/2035	254	135
0.566% due 11/20/2035	1,219	646
0.576% due 10/25/2035	213	107
0.646% due 03/25/2034	89	69
0.746% due 05/25/2035	1,710	1,202
0.746% due 09/25/2047	107	23
1.016% due 11/25/2035	7,692	4,074
1.861% due 08/25/2046	4,969	2,356
1.901% due 02/25/2036	1,954	1,020
4.250% due 03/25/2034	1,089	1,031
4.250% due 02/25/2035	1,074	1,023
5.500% due 08/25/2034	1,509	1,400
5.500% due 03/25/2036	271	215
5.750% due 03/25/2037	1,500	927
5.883% due 02/25/2037	3,470	2,200
6.000% due 10/25/2032	19	17
6.126% due 08/25/2036	653	624
6.250% due 08/25/2037	992	509
6.500% due 11/25/2031	674	600

Countrywide Home Loan Mortgage Pass-Through Trust
0.536% due 04/25/2035	176	92
0.546% due 03/25/2035	130	68
0.566% due 03/25/2035	6,759	3,445
0.586% due 02/25/2035	181	106
0.636% due 02/25/2035	452	141
0.646% due 08/25/2018	174	168
0.706% due 09/25/2034	677	199
0.746% due 03/25/2034	127	110
0.786% due 02/25/2035	643	405
0.836% due 08/25/2034	1,488	640
3.559% due 06/19/2031	11	11
3.611% due 04/25/2035	490	245
4.004% due 08/25/2034	700	469
4.499% due 07/19/2033	342	294
4.500% due 10/25/2018	380	350
4.635% due 02/20/2035	16	14
4.690% due 02/19/2034	59	26
4.836% due 02/19/2034	75	67
4.984% due 05/19/2033	57	52
5.000% due 11/25/2018	269	271
5.000% due 08/25/2033	3,035	2,223
5.250% due 02/20/2036	1,333	832
5.500% due 08/25/2033	845	650
5.539% due 02/25/2034	444	392

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Credit Suisse Mortgage Capital Certificates
5.383% due 02/15/2040	$500	$393

CS First Boston Mortgage Securities Corp.
0.950% due 03/25/2032	302	253
3.535% due 10/25/2033	711	591
3.735% due 06/25/2033	945	806
3.847% due 07/25/2033	117	107
3.877% due 08/25/2033	834	782
4.740% due 12/25/2032	170	140
5.500% due 11/25/2035	1,325	1,131
5.603% due 07/15/2035	1,180	1,239
5.750% due 04/25/2033	199	192
6.250% due 07/25/2035	1,393	1,255
6.500% due 04/25/2033	63	55
7.000% due 02/25/2033	75	75

CW Capital Cobalt Ltd.
5.484% due 04/15/2047	500	394

Deutsche ALT-A Securities, Inc. Alternate Loan Trust
5.000% due 10/25/2018	259	251

Downey Savings & Loan Association Mortgage Loan Trust
1.841% due 04/19/2047	2,130	1,062

Drexel Burnham Lambert CMO Trust
1.009% due 05/01/2016	115	115

First Horizon Alternative Mortgage Securities
3.115% due 09/25/2034	881	699
3.149% due 03/25/2035	576	397
3.525% due 06/25/2034	5,526	4,314
5.609% due 11/25/2035	5,417	2,945

First Horizon Asset Securities, Inc.
0.746% due 03/25/2018	117	108
3.084% due 10/25/2034	282	249
3.148% due 07/25/2033	119	111
4.927% due 02/25/2035	503	407
5.038% due 12/27/2032	14	13
5.366% due 08/25/2035	1,387	1,150
5.843% due 08/25/2037	392	292

First Republic Mortgage Loan Trust
0.543% due 08/15/2032	339	297
0.593% due 11/15/2031	753	630
0.726% due 06/25/2030	92	85

GMAC Commercial Mortgage Securities, Inc.
5.713% due 10/15/2038	500	522
6.500% due 05/15/2035	20	20

GMAC Mortgage Corp. Loan Trust
5.500% due 09/25/2034	66	66

Greenpoint Mortgage Funding Trust
0.456% due 04/25/2036	660	312
0.466% due 06/25/2045	636	325
0.476% due 06/25/2045	576	290

Greenpoint Mortgage Pass-Through Certificates
3.895% due 10/25/2033	63	52

Greenwich Capital Acceptance, Inc.
5.111% due 06/25/2024	57	52

Greenwich Capital Commercial Funding Corp.
5.224% due 04/10/2037	2,000	1,886
5.444% due 03/10/2039	2,500	2,222

GS Mortgage Securities Corp. II
0.624% due 03/06/2020	4,500	3,679

GSMPS Mortgage Loan Trust
7.000% due 06/25/2043	2,196	2,108
8.000% due 09/19/2027	1,016	708

GSR Mortgage Loan Trust
0.596% due 01/25/2034	99	76
3.716% due 09/25/2035	113	97
4.116% due 09/25/2035	646	599

See Accompanying Notes	Semiannual Report	September 30, 2009	37

Schedule of Investments  Asset-Backed Securities Portfolio  (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.558% due 09/25/2035	$106	$94
5.167% due 01/25/2036	1,364	1,003
5.237% due 11/25/2035 (e)	4,035	3,576
6.000% due 03/25/2032	1	1

GSRPM Mortgage Loan Trust
0.946% due 01/25/2032	460	306

Harborview Mortgage Loan Trust
0.336% due 01/19/2038	1,307	1,241
0.426% due 07/19/2046	2,375	1,116
0.436% due 02/19/2046	1,246	584
0.446% due 09/19/2046	1,337	634
0.466% due 05/19/2035	708	377
0.486% due 03/19/2036	845	398
0.596% due 01/19/2035	119	65
3.052% due 11/19/2034	107	82
3.449% due 06/19/2045	200	95
4.435% due 08/19/2034	669	341
5.144% due 07/19/2035	6,800	4,232
5.312% due 12/19/2035	123	95
5.750% due 08/19/2036	4,486	2,595

Impac CMB Trust
1.146% due 10/25/2033	695	567

Impac Secured Assets CMN Owner Trust
0.306% due 03/25/2037	820	490
0.596% due 05/25/2036	378	263
0.676% due 08/25/2036	2,820	1,373

Indymac ARM Trust
4.000% due 01/25/2032	24	18

Indymac Index Mortgage Loan Trust
0.436% due 09/25/2046	1,796	813
0.456% due 06/25/2047	447	101
0.486% due 04/25/2035	536	284
0.526% due 03/25/2035	439	235
0.546% due 06/25/2037	431	173
0.566% due 02/25/2035	2,215	1,174
0.856% due 09/25/2034	431	111
4.944% due 12/25/2034	1,598	969

Indymac Loan Trust
0.466% due 01/25/2011	56	43

JPMorgan Alternative Loan Trust
0.326% due 12/25/2036	437	423

JPMorgan Chase Commercial Mortgage Securities Corp.
0.353% due 02/15/2019	3	3
5.376% due 07/12/2037	1,900	1,959

JPMorgan Mortgage Trust
4.312% due 10/25/2033	803	765
4.872% due 04/25/2035	217	203
5.012% due 02/25/2035	1,209	1,159
5.122% due 06/25/2035	582	480
5.122% due 10/25/2035	500	285
5.345% due 10/25/2035	1,241	1,064
5.395% due 11/25/2035	351	313
5.500% due 10/25/2035	252	191

Kidder Peabody Mortgage Assets Trust
6.500% due 02/22/2017	41	42

LB Commercial Conduit Mortgage Trust
6.000% due 10/15/2035	2,402	2,398

LB Mortgage Trust
8.438% due 01/20/2017	157	156

LB-UBS Commercial Mortgage Trust
5.430% due 02/15/2040	100	81
6.058% due 06/15/2020	20	21

MASTR Adjustable Rate Mortgages Trust
3.034% due 10/25/2032	1,247	1,215
3.780% due 07/25/2034	35	34
4.328% due 12/25/2033	7	5
5.503% due 01/25/2034	5	4

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

MASTR Seasoned Securities Trust
6.500% due 08/25/2032	$634	$616

Mellon Residential Funding Corp.
0.593% due 11/15/2031	63	47
0.683% due 12/15/2030	731	626

Merrill Lynch Countrywide Commercial Mortgage Trust
5.378% due 08/12/2048	500	374
5.485% due 03/12/2051	500	391

Merrill Lynch Mortgage Investors, Inc.
0.456% due 02/25/2036	29	17
3.902% due 08/25/2033	598	202
5.001% due 05/25/2033	2,818	2,679

MLCC Mortgage Investors, Inc.
0.556% due 08/25/2028	60	50
0.616% due 03/25/2028	12	10
3.156% due 08/25/2029	1,745	1,672
3.233% due 01/25/2029	144	133
4.250% due 10/25/2035	2,463	2,123
4.434% due 12/25/2034	114	107
4.855% due 04/25/2035	223	196

Morgan Stanley Capital I
0.304% due 10/15/2020	17	13
5.378% due 11/14/2042	1,090	1,095
5.692% due 04/15/2049	500	410
5.731% due 07/12/2044	3,000	2,873

Morgan Stanley Mortgage Loan Trust
3.539% due 10/25/2034	289	247

Nomura Asset Acceptance Corp.
0.346% due 06/25/2036	1	1
7.500% due 03/25/2034	1,550	1,383

Ocwen Residential MBS Corp.
6.879% due 06/25/2039	338	7

Provident Funding Mortgage Loan Trust
3.546% due 04/25/2034	295	281

Prudential Securities Secured Financing Corp.
0.000% due 05/25/2022	84	83

Residential Accredit Loans, Inc.
0.426% due 06/25/2046	4,379	2,072
0.436% due 04/25/2046	3,755	1,791
0.456% due 04/25/2046	228	108
0.546% due 08/25/2035	4,742	2,542
0.646% due 10/25/2045	5,068	2,709
4.700% due 09/25/2034	47	41
5.000% due 09/25/2019	577	548

Residential Asset Mortgage Products, Inc.
7.000% due 06/25/2032	34	33

Residential Asset Securitization Trust
0.596% due 10/25/2018	212	175
0.646% due 05/25/2034	1,593	1,327
0.696% due 02/25/2034	424	348
4.750% due 02/25/2019	422	422
5.159% due 12/25/2034	1,629	1,324
6.000% due 03/25/2037	6,565	4,963

Residential Funding Mortgage Securities I
0.646% due 07/25/2018	182	131
5.561% due 02/25/2036	297	198
6.500% due 03/25/2032	3	3

SACO I, Inc.
7.000% due 08/25/2036	31	30

Salomon Brothers Mortgage Securities VII, Inc.
0.746% due 05/25/2032	138	126
3.813% due 09/25/2033	37	35
4.211% due 12/25/2030	1,841	1,785
8.500% due 05/25/2032	671	608

Sequoia Mortgage Trust
0.476% due 02/20/2035	554	373

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.596% due 10/19/2026	$179	$142
0.626% due 10/20/2027	99	83
0.646% due 10/20/2027	167	146
0.926% due 10/20/2027	625	492
1.285% due 02/20/2034	621	411
2.780% due 08/20/2034	420	310
2.788% due 09/20/2032	27	23
3.166% due 06/20/2034	61	50
3.781% due 04/20/2035	264	236

Structured Adjustable Rate Mortgage Loan Trust
0.586% due 08/25/2035	632	381
1.041% due 06/25/2034	1,303	933
2.451% due 01/25/2035	820	399
3.623% due 03/25/2034	332	282
3.750% due 02/25/2034	557	258
5.394% due 08/25/2035	4,520	3,229

Structured Asset Mortgage Investments, Inc.
0.346% due 09/25/2047	33	30
0.416% due 03/25/2037	1,202	200
0.436% due 07/25/2046	6,048	2,872
0.466% due 05/25/2036	3,300	1,543
0.526% due 02/25/2036	858	472
0.556% due 12/25/2035	915	486
0.596% due 03/19/2034	762	343
0.846% due 07/19/2034	2,309	910
1.086% due 10/19/2033	64	51
5.394% due 05/02/2030	286	241

Structured Asset Securities Corp.
3.216% due 10/25/2031	60	57
3.943% due 02/25/2032	5	4
3.956% due 06/25/2032	19	5
3.973% due 06/25/2033	1,668	1,532
4.232% due 06/25/2033	655	534
4.887% due 07/25/2032	32	28
5.500% due 07/25/2033	196	195
6.942% due 11/25/2032	15	14
7.500% due 10/25/2036	3,237	3,113

TBW Mortgage-Backed Pass-Through Certificates
0.346% due 09/25/2036	3	3

Thornburg Mortgage Securities Trust
0.356% due 11/25/2046	503	476
0.366% due 09/25/2046 (e)	12,811	12,268
0.396% due 06/25/2037	1,602	1,453
4.278% due 10/25/2043	1,440	1,330

Travelers Mortgage Services, Inc.
3.402% due 09/25/2018	65	65

Wachovia Bank Commercial Mortgage Trust
0.323% due 06/15/2020	75	59
0.333% due 09/15/2021 (e)	10,624	7,936
0.508% due 10/15/2041 (a)	92,351	1,705

Wachovia Mortgage Loan Trust LLC
5.454% due 10/20/2035	332	297

WaMu Mortgage Pass-Through Certificates
0.506% due 11/25/2045	1,396	837
0.516% due 12/25/2045	1,211	713
0.536% due 07/25/2045	1,280	776
0.536% due 10/25/2045	347	188
0.556% due 01/25/2045	2,420	1,527
0.566% due 07/25/2045	2,324	1,403
0.610% due 11/25/2034	283	164
0.620% due 11/25/2034	51	29
0.640% due 10/25/2044	2,244	1,510
0.670% due 06/25/2044	226	145
0.670% due 07/25/2044	195	100
0.740% due 11/25/2034	4,326	1,938
0.750% due 07/25/2044	156	45
0.786% due 12/25/2027 (e)	4,742	3,348
1.661% due 04/25/2047	135	65
1.751% due 02/25/2047	3,497	1,827
1.901% due 02/25/2046	1,037	532

38	PIMCO Funds	Private Account Portfolio Series	See Accompanying Notes

(Unaudited) September 30, 2009

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.971% due 01/25/2046	$2,709	$1,297
2.301% due 06/25/2042	67	52
2.301% due 08/25/2042	974	669
2.301% due 04/25/2044	106	57
2.304% due 05/25/2041	178	162
2.308% due 11/25/2041	207	169
2.723% due 02/27/2034	1,838	1,706
2.849% due 11/25/2041	18	14
2.850% due 08/25/2033	54	34
2.910% due 06/25/2033	21	18
3.052% due 06/25/2033	610	576
3.137% due 06/25/2034	336	318
3.574% due 04/25/2033	357	194
3.705% due 12/19/2039	630	345
3.771% due 03/25/2033	2,754	2,422
4.496% due 01/25/2033	327	304
4.585% due 04/25/2035	247	245
4.653% due 04/25/2035	200	199
4.826% due 09/25/2035	300	227
5.392% due 02/25/2037	3,839	2,474
5.678% due 02/25/2037	1,800	1,152
5.834% due 02/25/2037	2,012	1,359

Washington Mutual MSC Mortgage Pass- Through Certificates
0.746% due 01/25/2018	154	111
3.961% due 11/25/2030	69	61
4.250% due 12/25/2032	664	567
4.665% due 02/25/2033	41	38
6.500% due 11/25/2018	1,346	1,344

Wells Fargo Mortgage-Backed Securities Trust
0.746% due 07/25/2037	2,760	1,671
3.425% due 05/25/2035	692	344
3.603% due 06/25/2035	1,207	1,134
4.475% due 11/25/2033	828	793
4.507% due 01/25/2035	301	284
4.525% due 02/25/2035	1,137	1,021
4.549% due 12/25/2034	757	696
4.572% due 12/25/2033 (e)	6,100	5,775
4.688% due 11/25/2034	1,012	1,008
4.719% due 07/25/2034	507	498
4.948% due 03/25/2036	1,077	824
4.979% due 12/25/2034	64	61
5.000% due 10/25/2035	147	134
5.009% due 10/25/2035	33	29
5.031% due 03/25/2036	288	241
5.127% due 02/25/2033	18	18
5.250% due 02/25/2018	191	191
5.592% due 07/25/2036	1,388	1,039

Total Mortgage-Backed Securities (Cost $355,461)		289,556

ASSET-BACKED SECURITIES 57.4%

Aames Mortgage Investment Trust
0.646% due 10/25/2035	1,276	1,117

ABFS Mortgage Loan Trust
0.746% due 04/25/2034	388	312
6.785% due 07/15/2033	2,000	1,328

Access Group, Inc.
1.804% due 10/27/2025	2,600	2,626

Accredited Mortgage Loan Trust
0.296% due 02/25/2037	997	956
0.456% due 12/25/2035	74	65

ACE Securities Corp.
0.336% due 06/25/2037	1,062	869
0.946% due 12/25/2033	1,150	811
1.446% due 03/25/2035	370	1

Aegis Asset-Backed Securities Trust
0.326% due 01/25/2037	197	192

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

AFC Home Equity Loan Trust
0.516% due 04/25/2028	$822	$525
0.846% due 06/25/2028	1,079	539

Aircraft Certificate Owner Trust
6.455% due 09/20/2022	1,673	1,466

American Home Mortgage Investment Trust
0.426% due 08/25/2035	36	18

American Residential Eagle Certificate Trust
1.246% due 05/25/2028	607	583

Ameriquest Mortgage Securities, Inc.
1.596% due 02/25/2033	2,215	1,494

Amortizing Residential Collateral Trust
0.516% due 06/25/2032	60	45
0.526% due 01/25/2032	53	38
0.536% due 07/25/2032	20	12
0.946% due 08/25/2032	17	10

Amresco Residential Securities Mortgage Loan Trust
0.741% due 06/25/2028	161	83
0.756% due 03/25/2027	2	2
0.801% due 06/25/2027	111	97
0.801% due 09/25/2027	390	261

Asset-Backed Funding Certificates
0.306% due 11/25/2036	8	8
0.306% due 01/25/2037	73	65
0.356% due 10/25/2036	912	819
0.596% due 06/25/2034 (e)	6,115	4,009
0.666% due 03/25/2035	4,905	3,352
0.926% due 04/25/2033	1,036	625
1.266% due 03/25/2032	1,509	1,108
4.420% due 06/25/2035	500	475

Asset-Backed Securities Corp. Home Equity
0.646% due 05/25/2036	1,021	1
0.763% due 06/15/2031	70	44
1.593% due 04/15/2033	143	92

Bank One Issuance Trust
0.413% due 02/15/2017	1,500	1,458

Bayview Financial Asset Trust
0.646% due 12/25/2039	494	323

Bear Stearns Asset-Backed Securities Trust
0.316% due 12/25/2036	728	656
0.326% due 10/25/2036	439	399
0.366% due 05/25/2037	229	191
0.396% due 08/25/2036	101	91
0.576% due 01/25/2036	311	292
0.596% due 09/25/2034	3,045	2,874
0.646% due 10/27/2032	60	40
0.696% due 12/25/2033	2,693	2,122
0.736% due 06/25/2036	1,100	400
0.746% due 11/25/2042	75	60
0.746% due 09/25/2034 (h)	399	265
0.836% due 06/25/2043	2,107	1,548
0.906% due 10/25/2032	142	113
0.926% due 09/25/2035	4,894	4,329
0.996% due 11/25/2042	393	285
1.246% due 10/25/2037	11,758	5,469
1.446% due 10/25/2032	454	348
1.496% due 08/25/2037	5,784	3,751
1.846% due 10/25/2037	1,500	446
4.749% due 10/25/2036	3,013	1,692
4.762% due 07/25/2036	2,210	902
5.000% due 01/25/2034	182	166
5.250% due 10/25/2033	2,063	1,816
5.500% due 06/25/2034	2,043	1,741
5.500% due 12/25/2035	759	576

Bear Stearns Second Lien Trust
1.046% due 12/25/2036	5,000	94

Carrington Mortgage Loan Trust
0.296% due 10/25/2036	670	642

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

CDC Mortgage Capital Trust
0.866% due 01/25/2033	$40	$28
1.296% due 01/25/2033	1,327	652

Cendant Mortgage Corp.
5.977% due 07/25/2043	89	89

Centex Home Equity
0.726% due 06/25/2034	27	21
0.936% due 09/25/2034	628	433
5.160% due 09/25/2034	1,647	950

Charming Shoppes Master Trust
0.573% due 05/15/2014	250	249

Chase Funding Mortgage Loan Asset-Backed Certificates
0.786% due 04/25/2033	5	4
0.826% due 11/25/2034	5	4
1.896% due 03/25/2032	62	7
4.515% due 02/25/2014	365	346
4.537% due 09/25/2032	7	3

Chase Issuance Trust
0.293% due 08/15/2019	3,000	2,763

CIT Group Home Equity Loan Trust
0.896% due 12/25/2031	924	384

CIT Mortgage Loan Trust
1.496% due 10/25/2037	400	164

Citigroup Mortgage Loan Trust, Inc.
0.326% due 01/25/2037	197	130
0.346% due 10/25/2036	41	38
0.356% due 08/25/2036	983	815
0.356% due 03/25/2037	613	461
5.550% due 08/25/2035	500	270
5.629% due 08/25/2035	2,777	1,655

Community Program Loan Trust
4.500% due 10/01/2018	2,723	2,736
4.500% due 04/01/2029	500	451

Conseco Finance
0.943% due 08/15/2033	161	45

Conseco Finance Securitizations Corp.
8.310% due 05/01/2032	1,836	1,391

Conseco Financial Corp.
6.110% due 09/01/2023	591	590
6.180% due 04/01/2030	1,061	972
6.220% due 03/01/2030	3,531	3,038
6.240% due 12/01/2028	211	195
6.450% due 06/01/2030	115	114
6.530% due 04/01/2030	758	702
6.760% due 03/01/2030	308	271
6.810% due 12/01/2028	3,998	3,755
6.860% due 03/15/2028	29	29
6.860% due 07/15/2029	384	368
6.870% due 04/01/2030	47	44
7.070% due 01/15/2029	72	70
7.140% due 03/15/2028	422	422
7.290% due 03/15/2028	239	234
7.360% due 02/15/2029	30	31
7.550% due 01/15/2029	1,595	1,534
7.620% due 06/15/2028	108	104

Countrywide Asset-Backed Certificates
0.296% due 03/25/2037	537	532
0.296% due 05/25/2037	234	226
0.296% due 07/25/2037	898	838
0.326% due 03/25/2037	4,850	4,436
0.326% due 06/25/2037	627	592
0.326% due 10/25/2047	738	666
0.356% due 06/25/2035	258	231
0.356% due 10/25/2046	829	801
0.366% due 01/25/2037	57	56
0.406% due 02/25/2036	118	113
0.426% due 09/25/2036	173	129

See Accompanying Notes	Semiannual Report	September 30, 2009	39

Schedule of Investments  Asset-Backed Securities Portfolio  (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.436% due 06/25/2036	$1,229	$900
0.476% due 09/25/2034	147	114
0.526% due 04/25/2034	8	6
0.586% due 05/25/2036	17	9
0.616% due 12/25/2034	66	48
0.616% due 04/25/2036	579	281
0.636% due 11/25/2034	1,102	843
0.706% due 05/25/2046	3,639	2,615
0.716% due 11/25/2033	227	181
0.726% due 12/25/2031	25	13
0.746% due 09/25/2032	382	275
0.746% due 05/25/2035	588	562
0.846% due 11/25/2033	34	23
0.866% due 09/25/2033	17	12
0.896% due 10/25/2034	5,946	1,274
0.926% due 06/25/2033	24	17
1.146% due 05/25/2032	670	636
4.946% due 10/25/2035	320	264
5.125% due 12/25/2034	3,873	1,062
6.047% due 05/25/2036	500	177

Credit-Based Asset Servicing & Securitization LLC
0.306% due 04/25/2037	2,511	1,836
0.336% due 12/25/2037	363	352
0.676% due 01/25/2036	1,000	14
1.146% due 11/25/2033	2,320	1,615
2.346% due 01/25/2031	293	280
5.028% due 08/25/2035	340	312
5.303% due 12/25/2035	635	581

CS First Boston Mortgage Securities Corp.
0.606% due 05/25/2044	256	221
0.866% due 01/25/2032	13	9

Denver Arena Trust
6.940% due 11/15/2019	1,594	1,434

EMC Mortgage Loan Trust
0.696% due 12/25/2042	2,148	1,193
0.996% due 08/25/2040	1,189	671

Equifirst Mortgage Loan Trust
3.750% due 09/25/2033	1,255	1,085

Equity One Asset-Backed Securities, Inc.
0.496% due 07/25/2034	76	50
0.546% due 04/25/2034	1,324	609
0.586% due 07/25/2034	5	3

First Alliance Mortgage Loan Trust
0.456% due 09/20/2027	35	12
2.500% due 10/25/2024	9	8
8.020% due 03/20/2031	20	17

First Franklin Mortgage Loan Asset-Backed Certificates
0.286% due 01/25/2038	555	530
0.296% due 11/25/2036	1,962	1,931
0.316% due 12/25/2037	10	9
0.356% due 04/25/2036	978	964
0.356% due 06/25/2036	2,092	1,586
0.356% due 09/25/2036	5,000	4,623
0.356% due 12/25/2037	1,150	529
0.626% due 10/25/2034	7	7
0.646% due 04/25/2035	3,000	2,381
0.866% due 11/25/2031	216	138

First NLC Trust
0.316% due 08/25/2037	589	434

Fleet Home Equity Loan Trust
0.496% due 01/20/2033	730	520

Ford Credit Auto Owner Trust
2.100% due 11/15/2011	1,500	1,513
6.070% due 05/15/2014 (e)	6,350	6,936

Fremont Home Loan Trust
0.296% due 10/25/2036	475	352
0.356% due 02/25/2036	257	243

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

GMAC Mortgage Corp. Loan Trust
0.996% due 02/25/2031	$937	$522

Greenpoint Manufactured Housing
7.590% due 11/15/2028	44	42

GSAA Trust
0.516% due 06/25/2035	605	364

GSAMP Trust
0.286% due 10/25/2046	425	417
0.366% due 01/25/2047	942	860
0.396% due 10/25/2036	6,750	255
0.436% due 11/25/2035	1,918	1
0.536% due 03/25/2034	68	67
0.596% due 01/25/2045	367	247
0.796% due 03/25/2034	2,357	1,525
1.221% due 08/25/2033	47	27

GSRPM Mortgage Loan Trust
0.366% due 03/25/2035	765	693
0.626% due 09/25/2042	9	9

HFC Home Equity Loan Asset-Backed Certificates
0.356% due 03/20/2036	85	81
0.396% due 03/20/2036	269	227
0.406% due 01/20/2036	186	158
0.426% due 01/20/2036	1,531	1,277
0.536% due 01/20/2034	373	315
0.596% due 09/20/2033	493	437
0.776% due 01/20/2034	792	633
5.930% due 07/20/2036	227	224

Home Equity Asset Trust
0.306% due 05/25/2037	1,843	1,691
0.336% due 08/25/2037	317	284
0.396% due 10/25/2036	100	23
0.846% due 11/25/2032	1	1
1.041% due 07/25/2034	726	444
1.166% due 02/25/2033	1	1

Home Equity Mortgage Trust
0.426% due 05/25/2036	1,812	1,087
5.300% due 05/25/2036	135	28
5.821% due 04/25/2035	316	193

HSBC Asset Loan Obligation
0.306% due 12/25/2036	142	116

HSI Asset Securitization Corp. Trust
0.296% due 12/25/2036	2,200	1,761

IMC Home Equity Loan Trust
7.310% due 11/20/2028	89	83

Indymac Home Equity Loan Asset-Backed Trust
1.596% due 07/25/2034	1,000	511

Indymac Residential Asset-Backed Trust
0.306% due 04/25/2037	804	785
0.406% due 07/25/2037	275	142

Irwin Home Equity Corp.
1.596% due 02/25/2029	839	481

JPMorgan Mortgage Acquisition Corp.
0.296% due 08/25/2036	93	91
0.296% due 10/25/2036	644	589
0.306% due 05/25/2037	1,289	1,129
0.316% due 01/25/2037	4,808	4,376
0.326% due 08/25/2036	12	10
0.333% due 11/25/2036	46	45
0.356% due 08/25/2036	2,800	1,187
5.935% due 11/25/2036	374	368

Keystone Owner Trust
7.900% due 01/25/2029	51	51
7.930% due 05/25/2025	11	10

Klio Funding Ltd.
2.272% due 04/23/2039	51	0

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

LA Arena Funding LLC
7.656% due 12/15/2026	$2,765	$2,625

Lake Country Mortgage Loan Trust
0.776% due 12/25/2032	682	601

Lehman XS Trust
0.326% due 11/25/2046	1,327	1,167
0.396% due 04/25/2037	284	213
0.416% due 04/25/2046	5,109	4,199

Long Beach Mortgage Loan Trust
0.426% due 08/25/2035	163	160
0.526% due 10/25/2034	24	18
0.576% due 01/25/2046	47	15
0.716% due 08/25/2035	2,000	1,013
0.946% due 03/25/2032	1	1
1.671% due 03/25/2032	828	379

Loomis Sayles CBO
0.734% due 10/26/2020	2,987	2,511

Madison Avenue Manufactured Housing Contract
1.696% due 03/25/2032	1,500	1,195

Massachusetts Educational Financing Authority
1.454% due 04/25/2038	3,225	3,238

MASTR Asset-Backed Securities Trust
0.326% due 05/25/2037	5,363	4,776
0.396% due 05/25/2037	500	277
0.796% due 10/25/2034	1,234	824

MASTR Specialized Loan Trust
1.096% due 05/25/2037	630	13

Merrill Lynch First Franklin Mortgage Loan Trust
1.746% due 10/25/2037	919	646

Merrill Lynch Mortgage Investors, Inc.
0.306% due 10/25/2037	388	109
0.326% due 09/25/2037	141	80
0.336% due 06/25/2037	1,037	568

Mid-State Trust
6.005% due 08/15/2037	3,625	3,270
8.330% due 04/01/2030	847	883

Money Store Home Equity Trust
0.543% due 08/15/2029	107	43

Morgan Stanley ABS Capital I
0.296% due 09/25/2036	543	534
0.306% due 05/25/2037	1,180	907
0.346% due 09/25/2036	25	20
0.346% due 10/25/2036	5,000	3,534
0.346% due 11/25/2036	5,000	2,944
0.396% due 06/25/2036	325	155
0.426% due 01/25/2036	1,950	1,548
0.566% due 11/25/2035	3,250	2,175
1.046% due 07/25/2037	1,841	1,508
1.846% due 08/25/2034	1,345	550
2.246% due 07/25/2037	1,250	111

Morgan Stanley Dean Witter Capital I
2.721% due 01/25/2032	1,097	482

Morgan Stanley Home Equity Loan Trust
0.296% due 12/25/2036	636	593

Morgan Stanley IXIS Real Estate Capital Trust
0.356% due 11/25/2036	3,000	1,150

Morgan Stanley Mortgage Loan Trust
0.406% due 11/25/2036	2,510	416

Nationstar Home Equity Loan Trust
0.306% due 06/25/2037	75	69
0.366% due 04/25/2037	211	195

New Century Home Equity Loan Trust
0.426% due 05/25/2036	974	612
0.506% due 06/25/2035	9	7
1.346% due 06/20/2031	2,692	2,319

40	PIMCO Funds	Private Account Portfolio Series	See Accompanying Notes

(Unaudited) September 30, 2009

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Nomura Asset Acceptance Corp.
0.386% due 01/25/2036	$44	$41
0.556% due 01/25/2036	3,000	522

Novastar Home Equity Loan
0.346% due 03/25/2037	497	431
1.026% due 05/25/2033	12	8

Oakwood Mortgage Investors, Inc.
0.618% due 03/15/2018	395	309

Option One Mortgage Loan Trust
0.296% due 01/25/2037	754	739
0.336% due 05/25/2037	153	146
0.746% due 08/20/2030	10	9
0.776% due 05/25/2034	35	25
0.786% due 06/25/2032	7	4
0.846% due 04/25/2033	46	30

Origen Manufactured Housing
0.483% due 05/15/2032	14	12
4.750% due 08/15/2021	2,000	1,939

Park Place Securities, Inc.
0.836% due 02/25/2035	2,000	1,787

People’s Choice Home Loan Securities Trust
0.676% due 05/25/2035	1,200	878

Popular ABS Mortgage Pass-Through Trust
0.336% due 06/25/2047	1,750	1,536

Quest Trust
2.796% due 07/20/2034	10	9

Renaissance Home Equity Loan Trust
0.746% due 12/25/2033	272	176
0.866% due 03/25/2033	33	23
1.346% due 09/25/2037	1,391	1,216
1.446% due 08/25/2032	1,562	868
4.934% due 08/25/2035	140	95

Residential Asset Mortgage Products, Inc.
0.316% due 02/25/2037	1,165	1,107
0.366% due 10/25/2036	51	51
0.366% due 05/25/2037	1,869	1,689
0.646% due 06/25/2047	1,500	518
0.966% due 04/25/2033	3	2
1.026% due 02/25/2033	9	4
1.446% due 09/25/2047	1,792	1,158
5.340% due 08/25/2033	1,507	1,333
5.707% due 08/25/2034	3,000	843
5.900% due 07/25/2034	2,000	478
5.942% due 04/25/2034	1,817	1,010

Residential Asset Securities Corp.
0.306% due 01/25/2037	454	425
0.316% due 11/25/2036	11	11
0.316% due 02/25/2037	856	808
0.356% due 04/25/2037	4,917	4,293
0.676% due 03/25/2035	7,000	4,489
0.826% due 06/25/2033	170	86
7.140% due 04/25/2032	764	36

Residential Funding Mortgage Securities II, Inc.
0.536% due 12/25/2032	12	7
6.230% due 05/25/2037	5,000	876
7.420% due 04/25/2031	146	142
8.350% due 03/25/2025	58	56

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

SACO I, Inc.
0.306% due 05/25/2036	$49	$29
0.426% due 05/25/2036	3,904	32
0.456% due 03/25/2036	2,900	406
0.506% due 06/25/2036	942	159
0.746% due 07/25/2035	3,708	1,137

Salomon Brothers Mortgage Securities VII, Inc.
0.726% due 03/25/2028	258	227

Saxon Asset Securities Trust
0.746% due 03/25/2032	641	442
0.766% due 08/25/2032	146	129
0.786% due 03/25/2035	33	18

Securitized Asset-Backed Receivables LLC Trust
0.296% due 10/25/2036	1,835	666
0.376% due 05/25/2037	1,818	1,263
0.576% due 10/25/2035	508	382

SLC Student Loan Trust
0.749% due 06/15/2017 (e)	4,900	4,891
1.199% due 06/15/2021 (e)	10,700	10,569

SLM Student Loan Trust
0.504% due 04/25/2017	29	29
0.504% due 07/25/2017 (e)	5,100	5,047
1.004% due 10/25/2017	3,000	2,983
1.154% due 04/25/2019 (e)	3,800	3,768
1.404% due 07/25/2023 (e)	14,600	14,628
1.499% due 12/15/2033	4,000	4,023
2.004% due 04/25/2023 (e)	8,911	9,265

Soundview Home Equity Loan Trust
0.326% due 01/25/2037	89	88
0.436% due 02/25/2036	56	47
0.506% due 12/25/2035	4,846	3,671
0.546% due 11/25/2035	151	126

South Carolina Student Loan Corp.
1.361% due 09/03/2024	600	599

Specialty Underwriting & Residential Finance
0.291% due 11/25/2037	5	5
0.346% due 11/25/2037	3,000	1,638
0.666% due 12/25/2035	556	523

Structured Asset Investment Loan Trust
0.296% due 07/25/2036	497	475

Structured Asset Securities Corp.
0.296% due 10/25/2036	777	728
0.296% due 02/25/2037	366	341
0.326% due 01/25/2037	1,195	1,096
0.336% due 06/25/2037	2,190	1,692
0.366% due 10/25/2036	1,430	1,257
0.536% due 01/25/2033	1,926	1,157
0.596% due 12/25/2034	1,754	1,407
0.646% due 05/25/2034	22	19
0.896% due 05/25/2034	98	86
0.946% due 08/25/2037	120	111
1.296% due 01/25/2033	128	32
3.375% due 08/25/2031	93	76
4.900% due 04/25/2035	816	544

Superior Wholesale Inventory Financing Trust
0.543% due 01/15/2012	3,000	2,920

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Trapeza CDO I LLC
2.029% due 11/16/2034	$1,000	$141

UCFC Manufactured Housing Contract
7.900% due 01/15/2028	1,000	709

Vanderbilt Mortgage Finance
5.840% due 02/07/2026	283	282
6.210% due 05/07/2026	1,509	1,527
7.905% due 02/07/2026	368	377

Washington Mutual Asset-Backed Certificates
0.306% due 10/25/2036	731	510

Wells Fargo Home Equity Trust
0.476% due 10/25/2035 (e)	3,826	3,657
0.486% due 10/25/2035	3,792	3,675
0.496% due 12/25/2035	1,606	1,519
0.516% due 11/25/2035 (h)	366	357

WMC Mortgage Loan Pass-Through Certificates
1.071% due 03/20/2029	51	41

Total Asset-Backed Securities (Cost $431,992)		328,901

SHORT-TERM INSTRUMENTS 3.7%

REPURCHASE AGREEMENTS 0.2%

State Street Bank and Trust Co.
0.010% due 10/01/2009	957	957

(Dated 09/30/2009. Collateralized by U.S. Treasury Bills 0.000% due 12/10/2009 valued at $980. Repurchase proceeds are $957.)

U.S. CASH MANAGEMENT BILLS 0.1%
0.179% due 04/01/2010 (d)	830	829

U.S. TREASURY BILLS 3.0%
0.258% due 02/25/2010 - 03/11/2010 (b)(d)(f)	17,192	17,174

	SHARES
SHORT-TERM FLOATING NAV PORTFOLIO (c) 0.4%
	243,143	2,435

Total Short-Term Instruments (Cost $21,395)		21,395

Total Investments 168.6% (Cost $1,137,446)		$965,774

Other Assets and Liabilities (Net) (68.6%)		(392,968)

Net Assets 100.0%		$572,806

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Interest only security.
(b)	Coupon represents a weighted average rate.
(c)	Affiliated to the Portfolio.
(d)	Securities with an aggregate market value of $109,273 have been pledged as collateral for swap and swaption contracts on September 30, 2009.
(e)	The average amount of borrowings while outstanding during the period ended September 30, 2009 was $116,745 at a weighted average interest rate of 0.618%. On September 30, 2009, securities valued at $202,120 were pledged as collateral for reverse repurchase agreements.

See Accompanying Notes	Semiannual Report	September 30, 2009	41

Schedule of Investments  Asset-Backed Securities Portfolio  (Cont.)

(f)	Securities with an aggregate market value of $601 have been pledged as collateral for the following open futures contracts on September 30, 2009:

Description	Type	Expiration Month	# of Contracts	Unrealized (Depreciation)
90-Day Eurodollar December Futures	Long	12/2010	700	$(44)

(g)	Swap agreements outstanding on September 30, 2009:

Credit Default Swaps on Asset Backed Securities - Buy Protection (1)
Reference Obligation	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Notional Amount (4)	Market Value (5)	Upfront Premiums Paid/(Received)	Unrealized Appreciation
Ameriquest Mortgage Securities, Inc. 1-Month USD-LIBOR plus 1.860% due 01/25/2034	RBS	(0.800%	)	01/25/2034	$1,183	$630	$0	$630
Ameriquest Mortgage Securities, Inc. 1-Month USD-LIBOR plus 2.100% due 05/25/2033	RBS	(0.700%	)	05/25/2033	2,500	1,495	0	1,495
Baldwin Segregated Portfolio 3-Month USD-LIBOR plus 0.750% due 06/25/2046	WAC	(0.800%	)	06/25/2046	2,000	1,992	1,312	680
Commercial Industrial Finance Corp. 3-Month USD-LIBOR plus 1.600% due 10/20/2020	CITI	(2.150%	)	10/20/2020	1,000	722	0	722
Encore Credit Receivables Trust 1-Month USD-LIBOR plus 1.350% due 10/25/2035	JPM	(1.500%	)	10/25/2035	2,000	1,878	0	1,878
Indymac Home Equity Loan Asset-Backed Trust 1-Month USD-LIBOR plus 0.630% due 06/25/2030	JPM	(0.450%	)	06/25/2030	1,427	631	0	631
LB-UBS Commercial Mortgage Trust 5.587% due 09/15/2040	JPM	(1.170%	)	09/15/2040	1,000	808	0	808
Long Beach Mortgage Loan Trust 1-Month USD-LIBOR plus 1.400% due 02/25/2034	BCLY	(0.490%	)	02/25/2034	206	127	0	127
Long Beach Mortgage Loan Trust 1-Month USD-LIBOR plus 2.250% due 07/25/2032	CSFB	(3.375%	)	07/25/2032	770	689	77	612
Merrill Lynch Mortgage Trust 5.244% due 11/12/2037	JPM	(1.150%	)	11/12/2037	1,000	697	0	697
Morgan Stanley ABS Capital I 1-Month USD-LIBOR plus 1.700% due 12/27/2033	MSC	(0.540%	)	12/27/2033	204	128	0	128
Park Place Securities, Inc. 1-Month USD-LIBOR plus 1.250% due 05/25/2035	DUB	(1.100%	)	05/25/2035	2,000	1,899	0	1,899
Park Place Securities, Inc. 1-Month USD-LIBOR plus 2.200% due 03/25/2035	DUB	(2.650%	)	03/25/2035	5,000	4,877	0	4,877
Park Place Securities, Inc. 1-Month USD-LIBOR plus 3.500% due 09/25/2034	JPM	(3.000%	)	09/25/2034	1,211	1,180	0	1,180
Race Point CLO 3-Month USD-LIBOR plus 1.650% due 04/15/2020	WAC	(1.950%	)	04/15/2020	2,000	1,190	0	1,190
Specialty Underwriting & Residential Finance 1-Month USD-LIBOR plus 1.300% due 02/25/2035	BCLY	(1.240%	)	02/25/2035	183	104	0	104
Structured Asset Investment Loan Trust 1-Month USD-LIBOR plus 0.820% due 02/25/2035	BCLY	(0.610%	)	02/25/2035	294	294	0	294
Telos CLO Ltd. 3-Month USD-LIBOR plus 1.700% due 10/11/2021	GSC	(2.500%	)	10/11/2021	500	297	0	297

						$19,638	$1,389	$18,249

Credit Default Swaps on Asset Backed Securities - Sell Protection (2)
Reference Obligation	Counterparty	Fixed Deal Receive Rate	Maturity Date	Notional Amount (4)	Market Value (5)	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
ACE Securities Corp. 1-Month USD-LIBOR plus 0.700% due 07/25/2034	GSC	0.700%	07/25/2034	$642	$(278)	$(161)	$(117)
Ameriquest Mortgage Securities, Inc. 1-Month USD-LIBOR plus 0.610% due 01/25/2035	GSC	0.610%	01/25/2035	793	(681)	(539)	(142)
Ameriquest Mortgage Securities, Inc. 1-Month USD-LIBOR plus 0.640% due 09/25/2034	GSC	0.640%	09/25/2034	1,000	(470)	(340)	(130)
Ameriquest Mortgage Securities, Inc. 1-Month USD-LIBOR plus 1.860% due 01/25/2034	GSC	1.860%	01/25/2034	1,183	(582)	0	(582)
Ameriquest Mortgage Securities, Inc. 1-Month USD-LIBOR plus 2.100% due 05/25/2033	GSC	3.150%	05/25/2033	2,500	(1,180)	0	(1,180)
Argent Securities, Inc. 1-Month USD-LIBOR plus 0.490% due 10/25/2035	GSC	0.490%	10/25/2035	1,000	(409)	(380)	(29)
Asset-Backed Securities Corp. Home Equity 1-Month USD-LIBOR plus 0.630% due 09/25/2034	GSC	0.630%	09/25/2034	1,000	(525)	(310)	(215)
Bear Stearns Asset-Backed Securities Trust 1-Month USD-LIBOR plus 0.800% due 08/25/2034	GSC	0.800%	08/25/2034	1,000	(450)	(330)	(120)
Carrington Mortgage Loan Trust 1-Month USD-LIBOR plus 0.480% due 10/25/2035	GSC	0.480%	10/25/2035	1,000	(317)	(300)	(17)
Countrywide Asset-Backed Certificates 1-Month USD-LIBOR plus 0.650% due 06/25/2035	GSC	0.650%	06/25/2035	1,000	(568)	(300)	(268)
Encore Credit Receivables Trust 1-Month USD-LIBOR plus 0.460% due 07/25/2035	GSC	0.460%	07/25/2035	1,000	(599)	(350)	(249)
GSAMP Trust 1-Month USD-LIBOR plus 0.490% due 09/25/2035	GSC	0.490%	09/25/2035	2,000	(719)	(700)	(19)
Indymac Home Equity Loan Asset-Backed Trust 1-Month USD-LIBOR plus 0.630% due 06/25/2030	MSC	1.815%	06/25/2030	1,427	(561)	0	(561)

42	PIMCO Funds	Private Account Portfolio Series	See Accompanying Notes

(Unaudited) September 30, 2009

Credit Default Swaps on Asset Backed Securities - Sell Protection (2) (Cont.)
Reference Obligation	Counterparty	Fixed Deal Receive Rate	Maturity Date	Notional Amount (4)	Market Value (5)	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Long Beach Mortgage Loan Trust 1-Month USD-LIBOR plus 0.700% due 10/25/2034	GSC	0.700%	10/25/2034	$1,000	$(352)	$(320)	$(32)
Long Beach Mortgage Loan Trust 1-Month USD-LIBOR plus 2.250% due 07/25/2032	MSC	3.375%	07/25/2032	770	(752)	(92)	(660)
Long Beach Mortgage Loan Trust 1-Month USD-LIBOR plus 3.500% due 07/25/2033	BOA	6.250%	07/25/2033	492	(409)	0	(409)
MASTR Asset-Backed Securities Trust 1-Month USD-LIBOR plus 0.500% due 12/25/2034	GSC	0.500%	12/25/2034	1,000	(371)	(280)	(91)
New Century Home Equity Loan Trust 1-Month USD-LIBOR plus 0.450% due 06/25/2035	GSC	0.450%	06/25/2035	1,000	(362)	(340)	(22)
Option One Mortgage Loan Trust 1-Month USD-LIBOR plus 0.520% due 02/25/2035	GSC	0.520%	02/25/2035	1,000	(465)	(450)	(15)
Park Place Securities, Inc. 1-Month USD-LIBOR plus 0.650% due 10/25/2034	GSC	0.650%	10/25/2034	1,000	(419)	(300)	(119)
Park Place Securities, Inc. 1-Month USD-LIBOR plus 0.700% due 10/25/2034	GSC	0.700%	10/25/2034	1,000	(572)	(350)	(222)
Park Place Securities, Inc. 1-Month USD-LIBOR plus 0.740% due 12/25/2034	GSC	0.740%	12/25/2034	1,000	(419)	(320)	(99)
Park Place Securities, Inc. 1-Month USD-LIBOR plus 2.200% due 03/25/2035	MSC	3.030%	03/25/2035	5,000	(4,868)	0	(4,868)
Park Place Securities, Inc. 1-Month USD-LIBOR plus 3.500% due 09/25/2034	GSC	5.000%	09/25/2034	1,211	(1,173)	0	(1,173)
Residential Asset Mortgage Products, Inc. 1-Month USD-LIBOR plus 0.620% due 11/25/2034	GSC	0.620%	11/25/2034	1,000	(470)	(280)	(190)
Specialty Underwriting & Residential Finance 1-Month USD-LIBOR plus 0.500% due 09/25/2036	GSC	0.500%	09/25/2036	1,000	(909)	(450)	(459)
Specialty Underwriting & Residential Finance 1-Month USD-LIBOR plus 0.800% due 10/25/2035	GSC	0.800%	10/25/2035	618	(278)	(278)	0
Structured Asset Investment Loan Trust 1-Month USD-LIBOR plus 0.440% due 04/25/2035	GSC	0.440%	04/25/2035	1,000	(578)	(550)	(28)
Structured Asset Investment Loan Trust 1-Month USD-LIBOR plus 0.480% due 09/25/2035	GSC	0.480%	09/25/2035	2,000	(1,127)	(1,100)	(27)
Structured Asset Investment Loan Trust 1-Month USD-LIBOR plus 0.510% due 08/25/2035	GSC	0.510%	08/25/2035	1,500	(1,168)	(1,125)	(43)
Structured Asset Investment Loan Trust 1-Month USD-LIBOR plus 0.650% due 09/25/2034	GSC	0.650%	09/25/2034	997	(204)	(399)	195
Structured Asset Investment Loan Trust 1-Month USD-LIBOR plus 0.850% due 12/25/2034	GSC	0.850%	12/25/2034	760	(544)	(266)	(278)
Structured Asset Investment Loan Trust 1-Month USD-LIBOR plus 0.950% due 04/25/2034	GSC	1.425%	04/25/2034	225	(96)	(90)	(6)
Structured Asset Investment Loan Trust 1-Month USD-LIBOR plus 1.300% due 11/25/2034	GSC	1.300%	11/25/2034	354	(343)	(333)	(10)
Wells Fargo Home Equity Trust 1-Month USD-LIBOR plus 0.630% due 04/25/2034	GSC	0.630%	04/25/2034	297	(138)	(104)	(34)

					$(23,356)	$(11,137)	$(12,219)

Credit Default Swaps on Corporate, Sovereign, and U.S. Municipal Issues - Buy Protection (1)
Reference Entity	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at September 30, 2009 (3)	Notional Amount (4)	Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation
Masco Corp.	BOA	(0.610%	)	09/20/2012	1.905%	$5,000	$182	$0	$182

Credit Default Swaps on Corporate, Sovereign, and U.S. Municipal Issues - Sell Protection (2)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at September 30, 2009 (3)	Notional Amount (4)	Market Value	Upfront Premiums Paid/(Received)	Unrealized (Depreciation)
American International Group, Inc.	MLP	0.850%	12/20/2012	8.126%	$10,000	$(1,928)	$0	$(1,928)

Credit Default Swaps on Credit Indices - Buy Protection (1)
Index/Tranches	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Notional Amount (4)	Market Value (5)	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
CDX.IG-5 7-Year Index 10-15%	MSC	(0.140%	)	12/20/2012	$11,200	$521	$0	$521
CMBX.NA BBB 2 Index	JPM	(0.600%	)	03/15/2049	10,000	7,199	7,625	(426)

						$7,720	$7,625	$95

See Accompanying Notes	Semiannual Report	September 30, 2009	43

Schedule of Investments  Asset-Backed Securities Portfolio  (Cont.)

Credit Default Swaps on Credit Indices - Sell Protection (2)
Index/Tranches	Counterparty	Fixed Deal Receive Rate	Maturity Date	Notional Amount (4)	Market Value (5)	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
ABX.HE A 06-1 Index	DUB	0.540%	07/25/2045	$280	$(255)	$(116)	$(139)
ABX.HE AA 06-2 Index	DUB	0.170%	05/25/2046	285	(256)	(114)	(142)
ABX.HE AA 07-1 Index	CSFB	0.150%	08/25/2037	30,007	(28,950)	(25,231)	(3,719)
ABX.HE AAA 06-1 Index	MSC	0.180%	07/25/2045	13,358	(2,867)	(1,597)	(1,270)
ABX.HE AAA 06-2 Index	BOA	0.110%	05/25/2046	9,945	(5,785)	(2,088)	(3,697)
ABX.HE AAA 06-2 Index	CSFB	0.110%	05/25/2046	29,139	(16,952)	(13,208)	(3,744)
ABX.HE AAA 06-2 Index	MLP	0.110%	05/25/2046	4,972	(2,893)	(895)	(1,998)
ABX.HE AAA 07-1 Index	CITI	0.090%	08/25/2037	10,000	(6,907)	(4,775)	(2,132)
ABX.HE AAA 07-1 Index	CSFB	0.090%	08/25/2037	23,500	(16,232)	(14,490)	(1,742)
CDX.HY-8 5-Year Index 35-100%	BCLY	0.787%	06/20/2012	2,407	(36)	0	(36)
CDX.HY-8 5-Year Index 35-100%	BCLY	1.465%	06/20/2012	4,815	15	0	15
CDX.HY-8 5-Year Index 35-100%	CITI	0.415%	06/20/2012	1,926	(47)	0	(47)
CDX.HY-8 5-Year Index 35-100%	CITI	0.630%	06/20/2012	4,815	(91)	0	(91)
CDX.HY-8 5-Year Index 35-100%	CITI	0.830%	06/20/2012	9,629	(131)	0	(131)
CDX.HY-8 5-Year Index 35-100%	MLP	0.910%	06/20/2012	2,407	(28)	0	(28)
CDX.HY-9 5-Year Index 35-100%	MLP	1.140%	12/20/2012	9,627	(264)	0	(264)
CDX.HY-9 5-Year Index 35-100%	MLP	1.442%	12/20/2012	4,814	(88)	0	(88)
CDX.IG-5 10-Year Index 10-15%	MSC	0.460%	12/20/2015	8,000	(1,059)	0	(1,059)

					$(82,826)	$(62,514)	$(20,312)

(1)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities compromising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities compromising the referenced index.

(2)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities compromising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities compromising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, U.S. municipal issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount	Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	3-Month USD-LIBOR	4.000%	06/17/2011	DUB	$38,600	$2,291	$1,216	$1,075
Pay	3-Month USD-LIBOR	4.000%	06/17/2016	RBS	94,000	6,459	8,155	(1,696)

						$8,750	$9,371	$(621)

(h)	Transactions in written call and put options for the period ended September 30, 2009:

	Notional Amount	Premium
Balance at 03/31/2009	$22,000	$90
Sales	0	0
Closing Buys	(22,000)	(90)
Expirations	0	0
Exercised	0	0

Balance at 09/30/2009	$0	$0

(i)	Restricted securities as of September 30, 2009:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Bear Stearns Asset-Backed Securities Trust	0.746%	09/25/2034	03/29/2006	$399	$265	0.05%
Wells Fargo Home Equity Trust	0.516%	11/25/2035	05/18/2009	352	357	0.06%

				$751	$622	0.11%

44	PIMCO Funds	Private Account Portfolio Series	See Accompanying Notes

(Unaudited) September 30, 2009

(j)	Short sales outstanding on September 30, 2009:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Market Value
Freddie Mac	6.000%	10/01/2039	$2,300	$2,420	$2,428

(k)	Fair Value Measurements +

The following is a summary of the fair valuations according to the inputs used as of September 30, 2009 in valuing the Portfolio’s assets and liabilities:

Category ++	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 09/30/2009
U.S. Government Agencies	$0	$286,374	$12,187	$298,561
Mortgage-Backed Securities	0	288,920	636	289,556
Asset-Backed Securities	0	324,165	4,736	328,901
Other Investments +++	2,435	43,974	2,347	48,756

Investments, at value	$2,435	$943,433	$19,906	$965,774

Short Sales, at value	$0	$(2,428)	$0	$(2,428)

Financial Derivative Instruments ++++	$(44)	$(20,901)	$4,347	$(16,598)

Total	$2,391	$920,104	$24,253	$946,748

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio during the period ending September 30, 2009:

Category ++	Beginning Balance at 03/31/2009	Net Purchases/ (Sales)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)	Net Transfers In/ (Out) of Level 3	Ending Balance at 09/30/2009	Net Change in Unrealized Appreciation/ (Depreciation) on investments held at 09/30/2009
U.S. Government Agencies	$386	$(21)	$137	$0	$427	$11,258	$12,187	$426
Mortgage-Backed Securities	181	(244)	(1)	19	314	367	636	163
Asset-Backed Securities	729	(1,480)	1	949	307	4,230	4,736	141
Other Investments +++	3,795	(784)	1	2	455	(1,122)	2,347	283

Investments, at value	$5,091	$(2,529)	$138	$970	$1,503	$14,733	$19,906	$1,013

Financial Derivative Instruments ++++	$7,612	$0	$0	$0	$(3,268)	$3	$4,347	$(1,054)

Total	$12,703	$(2,529)	$138	$970	$(1,765)	$14,736	$24,253	$(41)

+	See note 2 in the Notes to Financial Statements for additional information.
++	Refer to the Schedule of Investments for additional information.
+++	Sum of all other categories each of which individually has an aggregate market value of less than 5% of net assets.
++++	Financial derivative instruments may include open futures contracts, swap contracts, written options, and foreign currency contracts.

(l)	Fair Value of Derivative Instruments ^

The following is a summary of the fair valuations of the Portfolio’s derivative instruments categorized by risk exposure:

Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of September 30, 2009:

	Derivatives not accounted for as hedging instruments
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Other Contracts	Total
Assets:
Unrealized appreciation on swap agreements	$1,075	$0	$19,162	$0	$0	$20,237

Liabilities:
Variation margin payable ^^	$44	$0	$0	$0	$0	$44
Unrealized depreciation on swap agreements	1,696	0	35,095	0	0	36,791

	$1,740	$0	$35,095	$0	$0	$36,835

See Accompanying Notes	Semiannual Report	September 30, 2009	45

Schedule of Investments  Asset-Backed Securities Portfolio  (Cont.)

The Effect of Derivative Instruments on the Statement of Operations for the Six Months Ended September 30, 2009:

	Derivatives not accounted for as hedging instruments
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result from Operations:
Net realized gain (loss) on futures contracts, written options and swaps	$90	$0	$(14,922)	$0	$0	$(14,832)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result from Operations:
Net change in unrealized appreciation (depreciation) on futures contracts, written options and swaps	$(1,540)	$0	$35,370	$0	$0	$33,830

^	See note 2 in the Notes to Financial Statements for additional information.
^^	The Fair Values of Derivative Instruments may include cumulative appreciation/depreciation of futures contracts as reported in the Notes to Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

46	PIMCO Funds	Private Account Portfolio Series	See Accompanying Notes

Schedule of Investments Developing Local Markets Portfolio	(Unaudited) September 30, 2009

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
AUSTRALIA 3.0%

Suncorp-Metway Ltd.
2.009% due 07/16/2012		$16,300	$16,922

Total Australia (Cost $16,898)			16,922

BRAZIL 27.8%

Brazil Letras do Tesouro Nacional
0.000% due 01/01/2010	BRL	281,000	155,286

Brazil Notas do Tesouro Nacional Series F
10.000% due 01/01/2012		3,520	1,930

Total Brazil (Cost $142,908)			157,216

CAYMAN ISLANDS 0.1%

Atrium CDO Corp.
0.934% due 06/27/2015		$474	403

Total Cayman Islands (Cost $472)			403

EGYPT 0.0%

Petroleum Export Ltd.
4.623% due 06/15/2010		$117	115
4.633% due 06/15/2010		16	16
5.265% due 06/15/2011		147	143

Total Egypt (Cost $279)			274

GERMANY 0.3%

Citigroup Global Markets Deutschland AG for OAO Gazprom
10.500% due 10/21/2009		$1,500	1,508

Total Germany (Cost $1,504)			1,508

MEXICO 0.1%

America Movil SAB de C.V.
8.460% due 12/18/2036	MXN	2,700	154

Telefonos de Mexico SAB de C.V.
8.750% due 01/31/2016		10,000	723

Total Mexico (Cost $1,175)			877

NORWAY 0.0%

DnB NOR Bank ASA
0.580% due 10/13/2009		$100	100

Total Norway (Cost $100)			100

RUSSIA 1.1%

VTB Capital S.A.
2.183% due 11/02/2009		$6,000	5,970

Total Russia (Cost $5,990)			5,970

SOUTH KOREA 0.2%

Korea Development Bank
5.300% due 01/17/2013		$1,150	1,197

Total South Korea (Cost $1,149)			1,197

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
UNITED STATES 59.6%

ASSET-BACKED SECURITIES 0.7%

ACE Securities Corp.
0.296% due 08/25/2036	$52	$42
0.296% due 12/25/2036	28	23
0.336% due 06/25/2037	76	62

Asset-Backed Funding Certificates
0.596% due 06/25/2034	305	200

Bear Stearns Asset-Backed Securities Trust
1.246% due 10/25/2037	921	577

Carrington Mortgage Loan Trust
0.296% due 01/25/2037	28	27
0.346% due 06/25/2037	596	518

Citigroup Mortgage Loan Trust, Inc.
0.306% due 05/25/2037	99	83
0.306% due 07/25/2045	113	76

Countrywide Asset-Backed Certificates
0.326% due 10/25/2047	74	67
0.426% due 09/25/2036	115	86

Credit-Based Asset Servicing & Securitization LLC
0.306% due 11/25/2036	26	19
0.366% due 07/25/2037	638	466

First NLC Trust
0.316% due 08/25/2037	375	276

Fremont Home Loan Trust
0.306% due 01/25/2037	30	20

GE-WMC Mortgage Securities LLC
0.286% due 08/25/2036	11	7

GSAMP Trust
0.316% due 10/25/2036	3	3
0.316% due 12/25/2036	36	21

Home Equity Asset Trust
0.306% due 05/25/2037	32	29

HSI Asset Securitization Corp. Trust
0.296% due 10/25/2036	28	19
0.296% due 12/25/2036	31	28
0.306% due 05/25/2037	170	158

Indymac Residential Asset-Backed Trust
0.326% due 07/25/2037	54	52

JPMorgan Mortgage Acquisition Corp.
0.306% due 03/25/2047	133	91
0.326% due 08/25/2036	10	8
0.326% due 03/25/2037	75	62
0.356% due 08/25/2036	400	169

Lehman ABS Mortgage Loan Trust
0.336% due 06/25/2037	87	58

Lehman XS Trust
0.326% due 11/25/2046	112	99
0.366% due 11/25/2036	13	13

Long Beach Mortgage Loan Trust
0.286% due 11/25/2036	6	5
0.306% due 10/25/2036	7	7
0.526% due 10/25/2034	62	47

MASTR Asset-Backed Securities Trust
0.326% due 05/25/2037	64	57

Merrill Lynch Mortgage Investors, Inc.
0.326% due 09/25/2037	13	7

Morgan Stanley ABS Capital I
0.296% due 11/25/2036	28	27
0.306% due 05/25/2037	162	130

New Century Home Equity Loan Trust
0.426% due 05/25/2036	75	47

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Popular ABS Mortgage Pass-Through Trust
0.336% due 06/25/2047		$97	$85

Securitized Asset-Backed Receivables LLC Trust
0.306% due 12/25/2036		61	32
0.326% due 11/25/2036		24	10

SLM Student Loan Trust
0.494% due 10/25/2016		5	5
0.494% due 07/25/2017		27	27
0.654% due 01/25/2017		42	42

Soundview Home Equity Loan Trust
0.326% due 06/25/2037		83	63

South Carolina Student Loan Corp.
0.861% due 09/02/2014		50	51

WaMu Asset-Backed Certificates
0.296% due 01/25/2037		26	18

Washington Mutual Asset-Backed Certificates
0.306% due 10/25/2036		35	24

			4,043

CORPORATE BONDS & NOTES 9.1%

American Express Centurion Bank
0.402% due 12/17/2009		100	100

Bear Stearns Cos. LLC
0.910% due 07/19/2010		926	928
5.300% due 10/30/2015		100	106
5.500% due 08/15/2011		100	105
6.950% due 08/10/2012		500	557

Citibank N.A.
1.250% due 11/15/2011 (b)		15,100	15,069

Citigroup, Inc.
0.579% due 05/18/2010		500	498

Dominion Resources, Inc.
1.343% due 06/17/2010		400	402

Ford Motor Credit Co. LLC
5.700% due 01/15/2010		1,736	1,736

General Electric Capital Corp.
0.292% due 12/21/2012		14,500	14,509
0.510% due 08/15/2011		200	195
0.933% due 02/01/2011		152	152

General Mills, Inc.
0.635% due 01/22/2010		2,800	2,800

Goldman Sachs Group, Inc.
0.548% due 03/02/2010		500	501

Hewlett-Packard Co.
0.359% due 06/15/2010		2,735	2,738

International Business Machines Corp.
1.082% due 07/28/2011		3,000	3,033

International Lease Finance Corp.
0.627% due 05/24/2010		1,000	953

John Deere Capital Corp.
0.593% due 07/16/2010		3,200	3,198

JPMorgan Chase & Co.
0.529% due 06/15/2012		600	604
0.993% due 09/26/2013	EUR	300	422

Lehman Brothers Holdings, Inc.
2.907% due 11/16/2009 (a)		$500	86
3.011% due 12/23/2010 (a)		1,100	190
5.316% due 04/05/2011 (a)	EUR	2,142	462

Metropolitan Life Global Funding I
0.480% due 05/17/2010		$500	499

See Accompanying Notes	Semiannual Report	September 30, 2009	47

Schedule of Investments  Developing Local Markets Portfolio  (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Public Service Electric & Gas Co.
1.175% due 03/12/2010		$350	$351

Roche Holdings, Inc.
2.393% due 02/25/2011		50	51

SLM Corp.
0.664% due 07/26/2010		100	95
0.973% due 12/15/2010	EUR	100	133

State Street Bank and Trust Co.
0.499% due 09/15/2011		$500	503

UnitedHealth Group, Inc.
0.472% due 06/21/2010		200	199

Xerox Corp.
1.042% due 12/18/2009		300	300

			51,475

MORTGAGE-BACKED SECURITIES 2.8%

Adjustable Rate Mortgage Trust
5.160% due 09/25/2035		300	215

American Home Mortgage Assets
0.436% due 05/25/2046		156	75
0.436% due 09/25/2046		57	27
1.601% due 02/25/2047		79	32
1.821% due 11/25/2046		78	31

American Home Mortgage Investment Trust
5.660% due 09/25/2045		52	33

Banc of America Funding Corp.
6.093% due 01/20/2047		443	291

Banc of America Mortgage Securities, Inc.
4.091% due 07/25/2034		183	162
5.417% due 02/25/2036		98	71

Bear Stearns Adjustable Rate Mortgage Trust
4.779% due 04/25/2034		197	177
5.131% due 02/25/2034		299	255
5.440% due 05/25/2047		134	88

Bear Stearns Alt-A Trust
0.406% due 02/25/2034		47	33
5.718% due 01/25/2036		680	422

Bear Stearns Commercial Mortgage Securities
6.440% due 06/16/2030		2	2

Bear Stearns Mortgage Funding Trust
0.316% due 02/25/2037		56	48

Bear Stearns Structured Products, Inc.
5.485% due 12/26/2046		926	581
5.636% due 01/26/2036		1,564	893

CC Mortgage Funding Corp.
0.376% due 05/25/2048		350	118

Chase Mortgage Finance Corp.
5.427% due 03/25/2037		66	46

Citigroup Mortgage Loan Trust, Inc.
4.098% due 08/25/2035		279	230
4.647% due 08/25/2035		280	111
5.674% due 07/25/2046		60	41

Commercial Mortgage Pass-Through Certificates
0.343% due 04/15/2017		24	24

Countrywide Alternative Loan Trust
0.426% due 02/20/2047		146	69
0.426% due 05/25/2047		150	68
0.436% due 09/25/2046		103	51
0.456% due 07/20/2046		131	55
0.456% due 07/25/2046		28	14
0.576% due 11/20/2035		58	31
1.901% due 12/25/2035		79	42

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.901% due 02/25/2036	$40	$21
5.883% due 02/25/2037	147	93

Countrywide Home Loan Mortgage Pass-Through Trust
0.586% due 03/25/2036	800	152
6.073% due 09/25/2047	19	12

CS First Boston Mortgage Securities Corp.
3.735% due 06/25/2033	431	367

Deutsche ALT-A Securities, Inc. Alternate Loan Trust
0.316% due 01/25/2047	21	20
0.326% due 02/25/2037	17	16
0.336% due 08/25/2037	213	199

First Horizon Asset Securities, Inc.
3.148% due 07/25/2033	173	161
5.366% due 08/25/2035	277	230

Greenpoint Mortgage Funding Trust
0.326% due 10/25/2046	78	62
0.326% due 01/25/2047	99	79
0.516% due 11/25/2045	145	76

Greenpoint Mortgage Pass-Through Certificates
3.895% due 10/25/2033	358	295

GSR Mortgage Loan Trust
5.167% due 01/25/2036	65	48

Harborview Mortgage Loan Trust
0.336% due 01/19/2038	18	17
0.426% due 07/19/2046	118	56
0.436% due 07/21/2036	27	13
0.436% due 01/19/2038	209	107
0.446% due 09/19/2046	29	14
0.486% due 03/19/2036	233	110
5.220% due 07/19/2035	743	540
5.833% due 08/19/2036	17	11

Impac Secured Assets CMN Owner Trust
0.326% due 01/25/2037	14	10

Indymac IMSC Mortgage Loan Trust
0.426% due 07/25/2047	63	29

Indymac Index Mortgage Loan Trust
0.336% due 11/25/2046	25	22
0.436% due 09/25/2046	92	41
0.446% due 06/25/2047	56	26
0.456% due 05/25/2046	13	6
0.486% due 07/25/2035	16	9
4.944% due 12/25/2034	205	125

Lehman Brothers Floating Rate Commercial Mortgage Trust
0.323% due 09/15/2021	76	68

Luminent Mortgage Trust
0.416% due 12/25/2036	77	37
0.426% due 12/25/2036	61	29

MASTR Adjustable Rate Mortgages Trust
0.356% due 05/25/2047	2	2
0.456% due 04/25/2046	42	20

Merrill Lynch Floating Trust
0.313% due 06/15/2022	55	43

Merrill Lynch Mortgage Investors, Inc.
0.456% due 02/25/2036	1,364	785

Merrill Lynch Mortgage-Backed Securities Trust
5.792% due 04/25/2037	54	36

MLCC Mortgage Investors, Inc.
0.496% due 11/25/2035	593	418
1.246% due 10/25/2035	329	291

Provident Funding Mortgage Loan Trust
3.120% due 08/25/2033	272	251

Residential Accredit Loans, Inc.
0.546% due 08/25/2035	77	41

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Residential Funding Mortgage Securities I
5.203% due 09/25/2035	$317	$212

Sequoia Mortgage Trust
3.781% due 04/20/2035	331	295
4.316% due 01/20/2047	25	18

Structured Adjustable Rate Mortgage Loan Trust
3.692% due 07/25/2034	817	750
5.297% due 01/25/2035	308	238
5.394% due 08/25/2035	192	137

Structured Asset Mortgage Investments, Inc.
0.316% due 08/25/2036	71	70
0.346% due 09/25/2047	358	333
0.466% due 05/25/2036	351	164
0.466% due 05/25/2046	46	23
0.496% due 07/19/2035	1,612	1,206
0.576% due 10/19/2034	504	410

Structured Asset Securities Corp.
3.832% due 10/25/2035	33	20
3.974% due 06/25/2033	559	494

TBW Mortgage-Backed Pass-Through Certificates
0.346% due 09/25/2036	1	1
0.356% due 01/25/2037	19	17

WaMu Mortgage Pass-Through Certificates
0.466% due 07/25/2046	564	157
0.740% due 11/25/2034	1,180	528
1.631% due 01/25/2047	71	33
1.661% due 04/25/2047	75	36
1.711% due 12/25/2046	68	32
1.721% due 12/25/2046	68	27
1.751% due 02/25/2047	149	78
1.751% due 03/25/2047	134	61
1.901% due 02/25/2046	82	42
2.101% due 11/25/2042	33	21
2.910% due 06/25/2033	179	156
3.099% due 09/25/2046	264	137
3.099% due 10/25/2046	134	72
3.708% due 03/25/2034	323	301
5.281% due 01/25/2037	50	33
5.456% due 04/25/2037	36	22
5.564% due 12/25/2036	96	62
5.565% due 12/25/2036	32	23
5.635% due 05/25/2037	69	46
5.922% due 09/25/2036	44	33

Washington Mutual Alternative Mortgage Pass-Through Certificates
1.871% due 05/25/2046	29	15

Wells Fargo Mortgage-Backed Securities Trust
4.979% due 12/25/2034	275	261
5.592% due 07/25/2036	70	53

		15,941

U.S. GOVERNMENT AGENCIES 39.1%

Fannie Mae
2.251% due 06/01/2043 - 07/01/2044	76	76
5.000% due 02/25/2017	28	29
5.500% due 05/01/2037 - 04/01/2039	91,312	95,694
6.000% due 07/01/2036	449	474
6.000% due 06/01/2037 (e)	21,950	23,204

Freddie Mac
0.352% due 05/05/2011 (e)	5,448	5,443
0.389% due 05/04/2011	319	319
0.402% due 08/05/2011 (e)	95,692	95,653
0.526% due 09/25/2031	200	183

		221,075

48	PIMCO Funds	Private Account Portfolio Series	See Accompanying Notes

(Unaudited) September 30, 2009

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY OBLIGATIONS 7.9%

U.S. Treasury Notes
1.000% due 09/30/2011		$44,300	$44,359

Total United States (Cost $345,071)			336,893

SHORT-TERM INSTRUMENTS 11.9%

REPURCHASE AGREEMENTS 0.0%

State Street Bank and Trust Co.
0.010% due 10/01/2009		$256	$256

(Dated 09/30/2009. Collateralized by U.S. Treasury Bills 0.000% due 11/12/2009 valued at $265. Repurchase proceeds are $256.)

MEXICO TREASURY BILLS 5.5%
4.958% due 03/11/2010	MXN	428,468	31,058

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY BILLS 0.1%
0.209% due 03/11/2010 - 03/25/2010 (c)(f)	$370	$370

	SHARES
SHORT-TERM FLOATING NAV PORTFOLIO (d) 6.3%
	3,554,376	35,590

Total Short-Term Instruments (Cost $67,750)		67,274

Total Investments 104.1% (Cost $583,296)		$588,634

Written Options (h) (0.0%) (Premiums $289)		(197)

Other Assets and Liabilities (Net) (4.1%)		(22,892)

Net Assets 100.0%		$565,546

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Security is in default.
(b)	When-Issued security.
(c)	Coupon represents a weighted average rate.
(d)	Affiliated to the Portfolio.
(e)	Securities with an aggregate market value of $8,339 have been pledged as collateral for swap and swaption contracts on September 30, 2009.
(f)	Securities with an aggregate market value of $370 have been pledged as collateral for delayed-delivery mortgage-backed securities on September 30, 2009.
(g)	Swap agreements outstanding on September 30, 2009:

Credit Default Swaps on Corporate, Sovereign, and U.S. Municipal Issues - Buy Protection (1)
Reference Entity	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at September 30, 2009 (2)	Notional Amount (3)	Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation
Korea Development Bank	MSC	(0.940%	)	03/20/2013	1.042%	$1,150	$4	$0	$4

(1)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, U.S. municipal issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation
Pay	28-Day MXN TIIE	9.920%	08/12/2015	MSC	MXN	4,000	$32	$0	$32
Pay	28-Day MXN TIIE	8.770%	08/03/2016	CITI		2,550	10	0	10
Pay	28-Day MXN TIIE	8.780%	08/03/2016	BCLY		2,550	10	0	10

							$52	$0	$52

(h)	Written options outstanding on September 30, 2009:

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Premium	Market Value
Put - OTC 7-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	6.000%	08/31/2010	$300	$2	$1
Put - OTC 7-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Pay	6.000%	08/31/2010	200	2	1
Put - OTC 10-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Pay	6.000%	08/31/2010	3,800	38	26
Put - OTC 7-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	6.000%	08/31/2010	1,500	12	7
Put - OTC 10-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	6.000%	08/31/2010	21,600	217	145

							$271	$180

See Accompanying Notes	Semiannual Report	September 30, 2009	49

Schedule of Investments  Developing Local Markets Portfolio  (Cont.)

Foreign Currency Options
Description		Exercise Price	Expiration Date	Notional Amount	Premium	Market Value
Put - OTC USD versus COP	COP	1,863.000	10/22/2009	$2,580	$18	$17

Transactions in written call and put options for the period ended September 30, 2009:

	# of Contracts	Notional Amount	Premium
Balance at 03/31/2009	42	$0	$11
Sales	149	94,680	544
Closing Buys	(55)	(64,700)	(224)
Expirations	(136)	0	(42)
Exercised	0	0	0

Balance at 09/30/2009	0	$29,980	$289

(i)	Short sales outstanding on September 30, 2009:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Market Value (4)
Fannie Mae	5.500%	11/01/2039	$90,100	$93,527	$93,943
Fannie Mae	6.000%	10/01/2039	3,400	3,576	3,586
Fannie Mae	6.000%	11/01/2039	19,000	19,929	19,983

				$117,032	$117,512

(j)	Foreign currency contracts outstanding on September 30, 2009:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	BRL	23,546	10/2009	CITI	$444	$0	$444
Buy		504,200	10/2009	GSC	34,366	0	34,366
Sell		21,964	10/2009	GSC	0	(209)	(209)
Sell		189,337	10/2009	HSBC	0	(5,803)	(5,803)
Buy		4,050	10/2009	JPM	311	0	311
Sell		192,843	10/2009	JPM	0	(8,768)	(8,768)
Sell		127,653	10/2009	RBC	0	(1,897)	(1,897)
Buy		150,000	12/2009	HSBC	4,080	0	4,080
Buy		21,964	02/2010	GSC	209	0	209
Buy		127,653	02/2010	RBC	1,878	0	1,878
Buy	CLP	4,064,464	11/2009	BCLY	419	0	419
Sell		4,064,464	11/2009	CITI	0	(388)	(388)
Buy	CNY	546,523	03/2010	BCLY	0	(1,310)	(1,310)
Buy		121,202	03/2010	BOA	0	(295)	(295)
Buy		5,357	03/2010	CITI	0	(9)	(9)
Buy		46,561	03/2010	DUB	0	(116)	(116)
Sell		44,714	03/2010	DUB	85	0	85
Buy		5,155	03/2010	HSBC	0	(8)	(8)
Sell		65,541	03/2010	HSBC	6	0	6
Buy		181,431	03/2010	JPM	0	(249)	(249)
Buy		45,948	06/2010	BCLY	0	(37)	(37)
Buy		19,245	06/2010	CITI	0	(11)	(11)
Buy		8,271	06/2010	DUB	0	(8)	(8)
Buy		59,804	06/2010	HSBC	0	(49)	(49)
Sell	HUF	1,194	10/2009	BCLY	0	(1)	(1)
Buy		1,194	10/2009	JPM	1	0	1
Buy	MXN	449,529	11/2009	BCLY	95	(45)	50
Sell		31,140	11/2009	BCLY	81	0	81
Buy		41,259	11/2009	CITI	12	0	12
Sell		70,717	11/2009	CITI	0	(197)	(197)
Buy		41,995	11/2009	HSBC	0	(22)	(22)
Sell		418,575	11/2009	HSBC	384	0	384
Buy		785,485	11/2009	JPM	185	0	185
Buy		101,622	11/2009	UBS	31	0	31
Buy	PLN	67	11/2009	DUB	4	0	4
Buy		162	11/2009	JPM	8	0	8
Sell		229	11/2009	JPM	0	(11)	(11)
Buy	ZAR	805	11/2009	BCLY	24	0	24
Buy		5,054	11/2009	DUB	67	0	67
Buy		70	11/2009	JPM	1	0	1
Sell		1,098	11/2009	JPM	0	(23)	(23)

					$42,691	$(19,456)	$23,235

50	PIMCO Funds	Private Account Portfolio Series	See Accompanying Notes

(Unaudited) September 30, 2009

(k)	Fair Value Measurements +

The following is a summary of the fair valuations according to the inputs used as of September 30, 2009 in valuing the Portfolio’s assets and liabilities:

Category ++	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 09/30/2009
Brazil	$0	$157,216	$0	$157,216
United States	0	321,804	15,089	336,893
Short-Term Instruments	35,590	31,684	0	67,274
Other Investments +++	0	27,251	0	27,251

Investments, at value	$35,590	$537,955	$15,089	$588,634

Short Sales, at value	$0	$(117,512)	$0	$(117,512)

Financial Derivative Instruments ++++	$0	$23,094	$0	$23,094

Total	$35,590	$443,537	$15,089	$494,216

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio during the period ending September 30, 2009:

Category ++	Beginning Balance at 03/31/2009	Net Purchases/ (Sales)	Accrued Discounts/ (Premiums)	Realized Gain/ (Loss)	Net Change in Unrealized Appreciation/ (Depreciation)	Net Transfers In/ (Out) of Level 3	Ending Balance at 09/30/2009	Net Change in Unrealized Appreciation/ (Depreciation) on investments held at 09/30/2009
United States	$0	$15,064	$0	$0	$3	$22	$15,089	$1

+	See note 2 in the Notes to Financial Statements for additional information.
++	Refer to the Schedule of Investments for additional information.
+++	Sum of all other categories each of which individually has an aggregate market value of less than 5% of net assets.
++++	Financial derivative instruments may include open futures contracts, swap contracts, written options, and foreign currency contracts.

(l)	Fair Value of Derivative Instruments ^

The following is a summary of the fair valuations of the Portfolio’s derivative instruments categorized by risk exposure:

Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of September 30, 2009:

	Derivatives not accounted for as hedging instruments
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Other Contracts	Total
Assets:
Unrealized appreciation on foreign currency contracts	$0	$42,691	$0	$0	$0	$42,691
Unrealized appreciation on swap agreements	52	0	4	0	0	56

	$52	$42,691	$4	$0	$0	$42,747

Liabilities:
Written options outstanding	$180	$17	$0	$0	$0	$197
Unrealized depreciation on foreign currency contracts	0	19,456	0	0	0	19,456

	$180	$19,473	$0	$0	$0	$19,653

The Effect of Derivative Instruments on the Statement of Operations for the Six Months Ended September 30, 2009:

	Derivatives not accounted for as hedging instruments
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result from Operations:
Net realized (loss) on investments (purchased options)	$(13)	$0	$0	$0	$0	$(13)
Net realized gain on futures contracts, written options and swaps	6,506	0	7	0	0	6,513
Net realized (loss) on foreign currency transactions	0	(10,712)	0	0	0	(10,712)

	$6,493	$(10,712)	$7	$0	$0	$(4,212)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result from Operations:
Net change in unrealized appreciation (depreciation) on futures contracts, written options and swaps	$(4,634)	$1	$(115)	$0	$0	$(4,748)
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	0	44,363	0	0	0	44,363

	$(4,634)	$44,364	$(115)	$0	$0	$39,615

^	See note 2 in the Notes to Financial Statements for additional information.

See Accompanying Notes	Semiannual Report	September 30, 2009	51

Schedule of Investments  Emerging Markets Portfolio

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
AUSTRALIA 2.5%

National Australia Bank Ltd.
0.914% due 02/08/2010		$7,200	$7,200

Suncorp-Metway Ltd.
2.009% due 07/16/2012		9,200	9,551

Total Australia (Cost $16,696)			16,751

BRAZIL 31.5%

Brazil Government International Bond
5.875% due 01/15/2019		$3,000	3,240
8.000% due 01/15/2018		5,395	6,274
10.250% due 01/10/2028	BRL	21,000	11,439

Brazil Notas do Tesouro Nacional Series F
10.000% due 01/01/2012		15,871	8,699
10.000% due 01/01/2017		358,754	177,484

Petrobras International Finance Co.
7.875% due 03/15/2019		$650	753

Total Brazil (Cost $195,811)			207,889

CHILE 1.1%

Banco Santander Chile
0.659% due 12/09/2009		$6,000	5,988
5.375% due 12/09/2014		1,500	1,536

Total Chile (Cost $7,484)			7,524

EGYPT 0.8%

Petroleum Export Ltd.
4.623% due 06/15/2010		$150	147
4.633% due 06/15/2010		17	16
5.265% due 06/15/2011		832	814

Petroleum Export Ltd. II
6.340% due 06/20/2011		4,822	4,624

Total Egypt (Cost $5,716)			5,601

EL SALVADOR 0.5%

AES El Salvador Trust
6.750% due 02/01/2016		$3,750	3,188

El Salvador Government International Bond
8.500% due 07/25/2011		125	133

Total El Salvador (Cost $3,868)			3,321

GERMANY 3.0%

Citigroup Global Markets Deutschland AG for OAO Gazprom
10.500% due 10/21/2009		$10,916	10,972

Morgan Stanley Bank AG for OAO Gazprom
9.625% due 03/01/2013		8,100	9,113

Total Germany (Cost $19,460)			20,085

INDONESIA 0.8%

Indonesia Government International Bond
10.375% due 05/04/2014		$500	607
11.625% due 03/04/2019		3,200	4,461

Total Indonesia (Cost $5,042)			5,068

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
IRELAND 1.1%

Governor & Co. of the Bank of Ireland
0.342% due 12/18/2009		$7,200	$7,190

Total Ireland (Cost $7,136)			7,190

LUXEMBOURG 1.2%

Gaz Capital S.A.
6.510% due 03/07/2022		$3,000	2,781
9.250% due 04/23/2019		250	279

Gazstream S.A. for Gazprom OAO
5.625% due 07/22/2013		1,740	1,768

RSHB Capital S.A. for OJSC Russian Agricultural Bank
6.875% due 11/29/2010		3,200	3,336

Total Luxembourg (Cost $7,088)			8,164

MEXICO 9.0%

America Movil SAB de C.V.
8.460% due 12/18/2036	MXN	10,900	623

Mexican Bonos
9.000% due 12/24/2009		315,500	24,200
9.500% due 12/18/2014		1,155	93

Mexico Government International Bond
5.625% due 01/15/2017		$930	970
5.950% due 03/19/2019		4,900	5,169
8.300% due 08/15/2031		7,000	8,995

Pemex Finance Ltd.
9.030% due 02/15/2011		120	125

Pemex Project Funding Master Trust
2.309% due 10/15/2009		1,100	1,101

Petroleos Mexicanos
8.000% due 05/03/2019		3,700	4,244

Telefonos de Mexico SAB de C.V.
4.750% due 01/27/2010		12,765	12,877
8.750% due 01/31/2016	MXN	10,000	723

Total Mexico (Cost $58,306)			59,120

NETHERLANDS 1.1%

Rabobank Nederland NV
0.831% due 05/19/2010		$7,200	7,215

Total Netherlands (Cost $7,159)			7,215

PANAMA 0.0%

Panama Government International Bond
6.700% due 01/26/2036		$100	111

Total Panama (Cost $104)			111

PERU 0.2%

Peru Government International Bond
6.900% due 08/12/2037	PEN	4,000	1,513
8.750% due 11/21/2033		$100	134

Total Peru (Cost $1,629)			1,647

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
QATAR 0.1%

Qatar Petroleum
5.579% due 05/30/2011		$356	$366

Total Qatar (Cost $344)			366

RUSSIA 2.7%

RSHB Capital S.A. for OJSC Russian Agricultural Bank
7.175% due 05/16/2013		$2,050	2,124

Russia Government International Bond
7.500% due 03/31/2030		3,744	4,102
12.750% due 06/24/2028		100	169

TNK-BP Finance S.A.
6.125% due 03/20/2012		1,000	993
7.500% due 07/18/2016		3,900	3,848

TransCapitalInvest Ltd. for OJSC AK Transneft
6.103% due 06/27/2012		5,300	5,436

VTB Capital S.A.
2.183% due 11/02/2009		1,000	995

Total Russia (Cost $17,180)			17,667

SOUTH KOREA 1.1%

Korea Development Bank
0.728% due 04/03/2010		$5,000	4,947
5.300% due 01/17/2013		2,350	2,446

Total South Korea (Cost $7,278)			7,393

SUPRANATIONAL 0.0%

Inter-American Development Bank
8.500% due 03/15/2011		$120	132

Total Supranational (Cost $128)			132

UNITED KINGDOM 0.2%

Bank of Scotland PLC
0.374% due 12/08/2010		$1,500	1,466

Total United Kingdom (Cost $1,417)			1,466

UNITED STATES 29.4%

ASSET-BACKED SECURITIES 0.1%

GSAA Trust
0.546% due 03/25/2037		$700	301

Morgan Stanley Mortgage Loan Trust
0.606% due 04/25/2037		687	156

			457

CORPORATE BONDS & NOTES 17.0%

American Express Bank FSB
3.150% due 12/09/2011		1,100	1,143

American Express Credit Corp.
1.646% due 05/27/2010		5,000	5,011

American International Group, Inc.
8.625% due 05/22/2038	GBP	800	710

Bank of America Corp.
0.489% due 06/22/2012		$5,000	5,030

52	PIMCO Funds	Private Account Portfolio Series	See Accompanying Notes

(Unaudited) September 30, 2009

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Bank of America N.A.
0.579% due 06/15/2016	$900	$770

Citibank N.A.
0.498% due 05/07/2012	20,000	20,039

Citigroup, Inc.
2.125% due 04/30/2012	1,700	1,725

Cytec Industries, Inc.
6.000% due 10/01/2015	1,000	980

Ford Motor Credit Co. LLC
5.700% due 01/15/2010	4,190	4,189
7.375% due 10/28/2009	800	800

General Electric Capital Corp.
0.292% due 12/21/2012	2,700	2,702
0.414% due 05/08/2012	25,000	25,004
0.500% due 03/12/2012	200	201
3.000% due 12/09/2011	1,100	1,139

General Mills, Inc.
0.635% due 01/22/2010	2,500	2,500

International Business Machines Corp.
1.082% due 07/28/2011	5,000	5,055

John Deere Capital Corp.
0.593% due 07/16/2010	5,000	4,997

JPMorgan Chase & Co.
0.365% due 06/25/2010	1,500	1,501

KeyBank N.A.
2.598% due 06/02/2010	400	398

Kraft Foods, Inc.
0.961% due 08/11/2010	700	699

Merrill Lynch & Co., Inc.
6.875% due 04/25/2018	2,400	2,528

Morgan Stanley
0.744% due 02/10/2012	2,100	2,116
1.950% due 06/20/2012	1,100	1,112

Ohio Power Co.
0.467% due 04/05/2010	1,400	1,398

Pemex Project Funding Master Trust
1.599% due 06/15/2010	1,780	1,773

Public Service Electric & Gas Co.
1.175% due 03/12/2010	1,800	1,804

Roche Holdings, Inc.
2.393% due 02/25/2011	700	719

SLM Corp.
5.375% due 05/15/2014	200	153

Sovereign Bank
2.750% due 01/17/2012	800	824

SunTrust Bank
3.000% due 11/16/2011	1,400	1,450

Time Warner, Inc.
0.684% due 11/13/2009	700	700

Wachovia Bank N.A.
0.418% due 12/02/2010	1,000	1,001
1.350% due 05/14/2010	1,200	1,207

Wachovia Corp.
5.750% due 02/01/2018	900	954

Wells Fargo & Co.
1.159% due 12/09/2011	10,000	10,200

		112,532

MORTGAGE-BACKED SECURITIES 1.5%

American Home Mortgage Assets
0.436% due 05/25/2046	415	200
0.436% due 09/25/2046	172	81

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.601% due 02/25/2047	$157	$64
1.821% due 11/25/2046	233	94

Banc of America Mortgage Securities, Inc.
5.417% due 02/25/2036	102	74

Bear Stearns Adjustable Rate Mortgage Trust
2.900% due 03/25/2035	5,617	5,024

Bear Stearns Alt-A Trust
0.466% due 12/25/2046	311	26

Chase Mortgage Finance Corp.
5.427% due 03/25/2037	198	138

Citigroup Mortgage Loan Trust, Inc.
4.649% due 03/25/2034	41	38
5.674% due 07/25/2046	120	82

Countrywide Alternative Loan Trust
0.456% due 07/25/2046	70	35
0.576% due 11/20/2035	191	103
1.901% due 12/25/2035	228	121

Countrywide Home Loan Mortgage Pass-Through Trust
5.364% due 10/20/2035	488	337
6.073% due 09/25/2047	78	49

Harborview Mortgage Loan Trust
0.436% due 07/21/2036	69	33
0.446% due 09/19/2046	102	48
5.833% due 08/19/2036	67	43

Indymac IMSC Mortgage Loan Trust
0.426% due 07/25/2047	168	77

Indymac Index Mortgage Loan Trust
0.446% due 06/25/2047	154	73
0.456% due 05/25/2046	50	24
0.486% due 07/25/2035	41	22

Luminent Mortgage Trust
0.416% due 12/25/2036	230	112
0.426% due 12/25/2036	122	57
0.446% due 10/25/2046	54	25

MASTR Adjustable Rate Mortgages Trust
0.456% due 04/25/2046	136	65
0.486% due 05/25/2037	463	205

Merrill Lynch Alternative Note Asset
0.546% due 03/25/2037	682	299
5.540% due 06/25/2037	565	269

Merrill Lynch Mortgage-Backed Securities Trust
5.792% due 04/25/2037	180	120

Morgan Stanley Capital I
5.692% due 04/15/2049	1,000	821

Morgan Stanley Mortgage Loan Trust
5.362% due 06/25/2036	57	52

Residential Accredit Loans, Inc.
0.496% due 08/25/2037	91	43

Sequoia Mortgage Trust
4.316% due 01/20/2047	61	46

Structured Asset Mortgage Investments, Inc.
0.466% due 05/25/2046	153	76
0.546% due 08/25/2036	800	119

WaMu Mortgage Pass-Through Certificates
1.641% due 01/25/2047	194	77
1.661% due 04/25/2047	299	144
1.721% due 12/25/2046	186	75
1.751% due 03/25/2047	402	184
5.281% due 01/25/2037	133	88
5.456% due 04/25/2037	90	55
5.564% due 12/25/2036	289	186
5.565% due 12/25/2036	79	56
5.635% due 05/25/2037	206	137
5.922% due 09/25/2036	146	110

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Washington Mutual Alternative Mortgage Pass-Through Certificates
1.871% due 05/25/2046		$104	$52

			10,259

U.S. GOVERNMENT AGENCIES 6.6%

Freddie Mac
0.343% due 02/01/2011 (c)		216	216
0.402% due 08/05/2011 (c)		43,083	43,065

			43,281

U.S. TREASURY OBLIGATIONS 4.2%

U.S. Treasury Notes
1.000% due 09/30/2011		27,400	27,436

Total United States (Cost $195,358)			193,965

SHORT-TERM INSTRUMENTS 13.8%

REPURCHASE AGREEMENTS 0.3%

State Street Bank and Trust Co.
0.010% due 10/01/2009		$1,855	1,855

(Dated 09/30/2009. Collateralized by U.S. Treasury Bills 0.000% due 11/27/2009 valued at $1,895. Repurchase proceeds are $1,855.)

MEXICO TREASURY BILLS 4.9%
4.958% due 03/11/2010	MXN	449,886	$32,611

U.S. CASH MANAGEMENT BILLS 0.2%
0.215% due 04/01/2010 (c)		$1,070	1,069

U.S. TREASURY BILLS 1.6%
0.237% due 02/25/2010 - 03/18/2010 (a)(c)		10,080	10,494

		SHARES
SHORT-TERM FLOATING NAV PORTFOLIO (b) 6.8%
		4,477,512	44,833

Total Short-Term Instruments (Cost $90,938)			90,862

Total Investments 100.1% (Cost $648,142)			$661,537

Written Options (e) (0.0%) (Premiums $21)			(19)

Other Assets and Liabilities (Net) (0.1%)			(939)

Net Assets 100.0%			$660,579

See Accompanying Notes	Semiannual Report	September 30, 2009	53

Schedule of Investments  Emerging Markets Portfolio  (Cont.)

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Coupon represents a weighted average rate.
(b)	Affiliated to the Portfolio.
(c)	Securities with an aggregate market value of $12,297 have been pledged as collateral for swap and swaption contracts on September 30, 2009.
(d)	Swap agreements outstanding on September 30, 2009:

Credit Default Swaps on Corporate, Sovereign, and U.S. Municipal Issues - Buy Protection (1)
Reference Entity	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at September 30, 2009 (3)	Notional Amount (4)	Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation
Cytec Industries, Inc.	DUB	(1.000%	)	12/20/2015	1.521%	$1,000	$28	$0	$28
Korea Development Bank	MSC	(0.940%	)	03/20/2013	1.042%	2,350	8	0	8

							$36	$0	$36

Credit Default Swaps on Corporate, Sovereign, and U.S. Municipal Issues - Sell Protection (2)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at September 30, 2009 (3)	Notional Amount (4)	Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Brazil Government International Bond	BCLY	2.100%	01/20/2010	0.573%	$15,000	$135	$0	$135
Colombia Government International Bond	UBS	1.070%	01/20/2012	1.108%	6,500	9	0	9
Indonesia Government International Bond	BCLY	2.320%	12/20/2016	2.005%	6,500	130	0	130
Indonesia Government International Bond	CITI	2.280%	06/20/2013	1.682%	3,225	70	0	70
Indonesia Government International Bond	DUB	2.330%	06/20/2013	1.682%	3,225	76	0	76
Indonesia Government International Bond	RBS	2.360%	09/20/2016	1.991%	4,700	107	0	107
JSC Gazprom	BCLY	2.155%	02/20/2013	2.634%	70,000	(889)	0	(889)
JSC Gazprom	CSFB	1.580%	06/20/2016	2.898%	5,000	(346)	0	(346)
JSC Gazprom	DUB	0.860%	11/20/2011	2.310%	10,000	(270)	0	(270)
JSC Gazprom	MSC	1.050%	04/20/2011	1.947%	1,000	(9)	0	(9)
JSC Gazprom	MSC	1.140%	07/20/2011	2.131%	600	(9)	0	(9)
JSC Gazprom	MSC	1.390%	05/20/2016	2.896%	1,700	(133)	0	(133)
Mexico Government International Bond	BCLY	2.000%	01/20/2010	0.914%	15,000	111	0	111
Mexico Government International Bond	UBS	0.695%	01/20/2017	1.667%	600	(36)	0	(36)
Uruguay Government International Bond	DUB	1.050%	01/20/2012	2.889%	4,000	(154)	0	(154)

						$(1,208)	$0	$(1,208)

(1)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

(2)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, U.S. municipal issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	1-Year BRL-CDI	10.510%	01/02/2012	UBS	BRL	127,000	$(776)	$0	$(776)
Pay	1-Year BRL-CDI	10.835%	01/02/2012	JPM		110,000	(275)	0	(275)
Pay	1-Year BRL-CDI	11.020%	01/02/2012	UBS		58,900	(33)	0	(33)
Pay	1-Year BRL-CDI	11.140%	01/02/2012	MLP		11,500	9	16	(7)
Pay	1-Year BRL-CDI	11.650%	01/02/2012	BCLY		162,600	974	(34)	1,008
Pay	1-Year BRL-CDI	11.700%	01/02/2012	UBS		120,000	798	0	798
Pay	1-Year BRL-CDI	11.900%	01/02/2012	UBS		55,000	491	0	491
Pay	28-Day MXN TIIE	9.920%	08/12/2015	MSC	MXN	38,000	311	0	311
Pay	28-Day MXN TIIE	8.770%	08/03/2016	CITI		5,700	22	0	22
Pay	28-Day MXN TIIE	8.780%	08/03/2016	BCLY		5,700	22	0	22
Pay	28-Day MXN TIIE	8.720%	09/05/2016	CITI		3,000	10	7	3
Pay	28-Day MXN TIIE	8.865%	09/12/2016	GSC		45,000	184	0	184
Pay	28-Day MXN TIIE	8.850%	09/21/2016	JPM		80,000	335	0	335
Pay	28-Day MXN TIIE	8.900%	09/22/2016	CITI		52,250	229	0	229

							$2,301	$(11)	$2,312

54	PIMCO Funds	Private Account Portfolio Series	See Accompanying Notes

(Unaudited) September 30, 2009

(e)	Written options outstanding on September 30, 2009:

Foreign Currency Options
Description	Exercise Price		Expiration Date	Notional Amount	Premium	Market Value
Put - OTC USD versus COP	COP	1,863.000	10/22/2009	$3,000	$21	$19

Transactions in written call and put options for the period ended September 30, 2009:

	Notional Amount	Premium
Balance at 03/31/2009	$0	$0
Sales	3,000	21
Closing Buys	0	0
Expirations	0	0
Exercised	0	0

Balance at 09/30/2009	$3,000	$21

(f)	Foreign currency contracts outstanding on September 30, 2009:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	BRL	27,355	10/2009	CITI	$402	$0	$402
Sell		300	10/2009	DUB	0	(10)	(10)
Sell		27,355	10/2009	GSC	0	(261)	(261)
Buy		176,697	10/2009	JPM	3,183	0	3,183
Sell		176,397	10/2009	JPM	0	(12,071)	(12,071)
Buy		60,035	12/2009	JPM	1,857	0	1,857
Sell		176,697	12/2009	JPM	0	(3,259)	(3,259)
Buy		300	02/2010	DUB	10	0	10
Buy		27,355	02/2010	GSC	260	0	260
Sell	CLP	5,810,676	11/2009	BCLY	0	(599)	(599)
Buy		5,773,768	11/2009	CITI	552	0	552
Buy	CNY	1,797	03/2010	BCLY	0	(3)	(3)
Buy		16,497	03/2010	BOA	0	(18)	(18)
Buy		12,769	03/2010	CITI	0	(21)	(21)
Buy		8,551	03/2010	DUB	0	(15)	(15)
Sell		35,542	03/2010	DUB	67	0	67
Buy		39,430	03/2010	HSBC	0	(45)	(45)
Buy		115	03/2010	JPM	0	0	0
Buy		68,786	06/2010	BCLY	0	(55)	(55)
Buy		28,804	06/2010	CITI	0	(16)	(16)
Buy		12,381	06/2010	DUB	0	(12)	(12)
Buy		89,522	06/2010	HSBC	0	(74)	(74)
Sell	CZK	6,285	11/2009	BCLY	0	(40)	(40)
Buy		6,285	11/2009	JPM	20	0	20
Buy	GBP	2,317	10/2009	BNP	0	(167)	(167)
Buy	HUF	598	10/2009	BCLY	1	0	1
Buy		180	10/2009	JPM	0	0	0
Sell		778	10/2009	JPM	0	0	0
Sell	MXN	70,450	11/2009	BCLY	6	0	6
Buy		12,937	11/2009	CITI	5	(7)	(2)
Buy		598	11/2009	DUB	0	0	0
Buy		1,011	11/2009	HSBC	0	0	0
Sell		439,499	11/2009	HSBC	403	0	403
Buy		5,565	11/2009	JPM	4	(2)	2
Sell		264,761	11/2009	JPM	66	0	66
Sell	PLN	27,567	11/2009	BCLY	0	(1,417)	(1,417)
Buy		2,044	11/2009	DUB	38	0	38
Buy		53	11/2009	GSC	1	0	1
Buy		92	11/2009	JPM	4	0	4
Sell	ZAR	5,512	11/2009	JPM	0	(173)	(173)

					$6,879	$(18,265)	$(11,386)

See Accompanying Notes	Semiannual Report	September 30, 2009	55

Schedule of Investments  Emerging Markets Portfolio  (Cont.)

(g)	Fair Value Measurements +

The following is a summary of the fair valuations according to the inputs used as of September 30, 2009 in valuing the Portfolio’s assets and liabilities:

Category ++	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 09/30/2009
Brazil	$0	$207,889	$0	$207,889
Mexico	0	59,120	0	59,120
United States	0	193,965	0	193,965
Short-Term Instruments	44,833	46,029	0	90,862
Other Investments +++	0	109,701	0	109,701

Investments, at value	$44,833	$616,704	$0	$661,537

Financial Derivative Instruments ++++	$0	$(10,265)	$0	$(10,265)

Total	$44,833	$606,439	$0	$651,272

+	See note 2 in the Notes to Financial Statements for additional information.
++	Refer to the Schedule of Investments for additional information.
+++	Sum of all other categories each of which individually has an aggregate market value of less than 5% of net assets.
++++	Financial Derivative Instruments may include open futures contracts, swap contracts, written options, and foreign currency contracts.

(h)	Fair Value of Derivative Instruments ^

The following is a summary of the fair valuations of the Portfolio’s derivative instruments categorized by risk exposure:

Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of September 30, 2009:

	Derivatives not accounted for as hedging instruments
	Interest Rate Contracts	Foreign Exchange Contracts	Credit contracts	Equity Contracts	Other Contracts	Total
Assets:
Unrealized appreciation on foreign currency contracts	$0	$6,879	$0	$0	$0	$6,879
Unrealized appreciation on swap agreements	3,404	0	673	0	0	4,077

	$3,404	$6,879	$673	$0	$0	$10,956

Liabilities:
Written options outstanding	$0	$19	$0	$0	$0	$19
Unrealized depreciation on foreign currency contracts	0	18,265	0	0	0	18,265
Unrealized depreciation on swap agreements	1,091	0	1,846	0	0	2,937

	$1,091	$18,284	$1,846	$0	$0	$21,221

The Effect of Derivative Instruments on the Statement of Operations for the Six Months Ended September 30, 2009:

	Derivatives not accounted for as hedging instruments
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result from Operations:
Net realized gain (loss) on futures contracts, written options and swaps	$3,720	$0	$(2,354)	$0	$0	$1,366
Net realized (loss) on foreign currency transactions	0	(59,684)	0	0	0	(59,684)

	$3,720	$(59,684)	$(2,354)	$0	$0	$(58,318)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result from Operations:
Net change in unrealized appreciation (depreciation) on futures contracts, written options and swaps	$(5,047)	$2	$21,215	$0	$0	$16,170
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	0	9,464	0	0	0	9,464

	$(5,047)	$9,466	$21,215	$0	$0	$25,634

^	See note 2 in the Notes to Financial Statements for additional information.

56	PIMCO Funds	Private Account Portfolio Series	See Accompanying Notes

Schedule of Investments High Yield Portfolio	(Unaudited) September 30, 2009

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
BANK LOAN OBLIGATIONS 5.1%

CSC Holdings, Inc.
9.750% due 08/01/2013	$2,500	$2,615

Daimler Finance North America LLC
4.250% due 08/03/2012	4,226	4,074

First Data Corp.
2.996% due 09/24/2014	1,361	1,177
3.011% due 09/24/2014	78	67
3.035% due 09/24/2014	41	36

Ford Motor Co.
3.250% due 12/16/2013	180	160
3.510% due 12/16/2013	2,743	2,445

Freescale Semiconductor, Inc.
12.500% due 12/15/2014	333	337

Hawaiian Telcom Communications, Inc.
4.750% due 06/01/2024 (a)	1,143	714

Headwaters, Inc.
5.600% due 04/30/2011	265	263

Idearc, Inc.
4.250% due 11/17/2014 (a)	1,922	824

Nuveen Investments, Inc.
3.488% due 11/13/2014	672	584
3.504% due 11/01/2014	680	591

Texas Competitive Electric Holdings Co. LLC
3.754% due 10/10/2014	8,678	6,849
3.782% due 10/10/2014	19	15

Tribune Co.
5.000% due 06/04/2024 (a)	119	59
5.250% due 06/04/2024 (a)	592	287

Total Bank Loan Obligations (Cost $23,556)		21,097

CORPORATE BONDS & NOTES 83.4%

BANKING & FINANCE 31.2%

AES Ironwood LLC
8.857% due 11/30/2025	2,178	2,009

AES Red Oak LLC
8.540% due 11/30/2019	647	613
9.200% due 11/30/2029	2,100	1,948

AIG Life Holdings U.S., Inc.
7.500% due 08/11/2010	450	453

American General Finance Corp.
4.625% due 09/01/2010	3,200	2,934
6.900% due 12/15/2017	1,800	1,261

American International Group, Inc.
4.950% due 03/20/2012	525	473
5.850% due 01/16/2018	2,475	1,795
6.250% due 05/01/2036	1,100	715
8.175% due 05/15/2058	2,475	1,504
8.250% due 08/15/2018	4,825	4,107

Barclays Bank PLC
5.926% due 09/29/2049	400	300
6.050% due 12/04/2017	1,025	1,033
7.434% due 09/29/2049	1,950	1,736
10.179% due 06/12/2021	5,680	7,479

Caelus Re Ltd.
6.611% due 06/07/2011	250	238

Capital One Bank USA N.A.
8.800% due 07/15/2019 (g)	1,900	2,200

Capital One Capital V
10.250% due 08/15/2039	800	886

CIT Group, Inc.
5.125% due 09/30/2014	400	257

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Citigroup Capital XXI
8.300% due 12/21/2057	$1,725	$1,550

Citigroup, Inc.
5.000% due 09/15/2014	4,450	4,241
5.500% due 02/15/2017	2,400	2,237

El Paso Performance-Linked Trust
7.750% due 07/15/2011	3,700	3,799

Ford Motor Credit Co. LLC
3.260% due 01/13/2012	6,800	6,128
7.000% due 10/01/2013	7,825	7,353
7.500% due 08/01/2012	700	673
7.800% due 06/01/2012	700	677
7.875% due 06/15/2010	525	527
8.000% due 06/01/2014	1,475	1,419
9.875% due 08/10/2011	3,950	4,008

Fresenius U.S. Finance II, Inc.
9.000% due 07/15/2015	1,225	1,341

GMAC LLC
8.000% due 11/01/2031	6,050	4,848

Goldman Sachs Group, Inc.
6.750% due 10/01/2037	5,750	5,953

HBOS PLC
6.750% due 05/21/2018	1,400	1,251

HCP, Inc.
5.650% due 12/15/2013	250	248
5.950% due 09/15/2011	100	103
6.000% due 01/30/2017	125	117

International Lease Finance Corp.
0.627% due 05/24/2010	275	262
5.000% due 04/15/2010	375	364
5.300% due 05/01/2012	500	421
5.450% due 03/24/2011	2,700	2,490
5.625% due 09/15/2010	1,625	1,551
5.750% due 06/15/2011	4,500	4,101
5.875% due 05/01/2013	300	236
6.625% due 11/15/2013	625	496

Lehman Brothers Holdings, Inc.
5.625% due 01/24/2013 (a)	830	150
6.625% due 01/18/2012 (a)	75	13
6.750% due 12/28/2017 (a)	4,725	0
6.875% due 05/02/2018 (a)	1,675	306
7.500% due 05/11/2038 (a)	775	0

M&I Marshall & Ilsley Bank
6.375% due 09/01/2011	2,400	2,303

NSG Holdings LLC
7.750% due 12/15/2025	4,450	4,005

Rabobank Nederland NV
11.000% due 06/29/2049	4,875	5,989

Regions Financial Corp.
0.453% due 06/26/2012	2,900	2,488

Royal Bank of Scotland Group PLC
7.640% due 03/29/2049	9,200	4,513

Santander Perpetual S.A. Unipersonal
6.671% due 10/29/2049	2,400	2,114

SLM Corp.
0.804% due 01/27/2014	175	111
5.000% due 06/15/2018	225	141
5.125% due 08/27/2012	1,650	1,413
8.450% due 06/15/2018	935	747

SMFG Preferred Capital USD 3 Ltd.
9.500% due 07/29/2049	800	888

Tenneco, Inc.
8.125% due 11/15/2015	170	166
10.250% due 07/15/2013	250	261

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

UBS Preferred Funding Trust V
6.243% due 05/29/2049	$2,100	$1,600

Universal City Florida Holding Co. I & II
5.233% due 05/01/2010	3,460	3,399

Ventas Realty LP
6.500% due 06/01/2016	50	49
6.750% due 04/01/2017	1,430	1,409
7.125% due 06/01/2015	73	73

Wells Fargo & Co.
7.980% due 03/29/2049	8,525	7,800

Wells Fargo Capital XIII
7.700% due 12/29/2049	1,300	1,150

		129,423

INDUSTRIALS 36.9%

Altria Group, Inc.
9.250% due 08/06/2019	625	765

American Stores Co.
8.000% due 06/01/2026	5,000	4,525

AmeriGas Partners LP
7.125% due 05/20/2016	750	724
7.250% due 05/20/2015	1,000	980

ARAMARK Corp.
3.983% due 02/01/2015	1,775	1,549
8.500% due 02/01/2015	795	806

ArvinMeritor, Inc.
8.125% due 09/15/2015	3,000	2,625

Berry Plastics Corp.
5.259% due 02/15/2015	3,000	2,775

Biomet, Inc.
10.375% due 10/15/2017 (c)	1,350	1,441
11.625% due 10/15/2017	5,850	6,406

Cascades, Inc.
7.250% due 02/15/2013	3,650	3,595

CC Holdings GS V LLC
7.750% due 05/01/2017	800	832

Chart Industries, Inc.
9.125% due 10/15/2015	2,100	2,111

Charter Communications Operating LLC
10.375% due 04/30/2014 (a)	1,000	1,025

Chesapeake Energy Corp.
7.000% due 08/15/2014	600	584
7.500% due 09/15/2013	200	200
7.500% due 06/15/2014	250	249
9.500% due 02/15/2015	1,525	1,613

Cie Generale de Geophysique-Veritas
9.500% due 05/15/2016	325	345

Colorado Interstate Gas Co.
6.800% due 11/15/2015	1,000	1,117

Compagnie Générale de Géophysique-Veritas
7.500% due 05/15/2015	150	150
7.750% due 05/15/2017	2,570	2,564

Cooper-Standard Automotive, Inc.
7.000% due 12/15/2012 (a)	2,325	1,221

CSC Holdings, Inc.
7.625% due 04/01/2011	2,000	2,085
7.625% due 07/15/2018	600	612
7.875% due 02/15/2018	100	103
8.500% due 06/15/2015	2,950	3,112

Delhaize America, Inc.
8.050% due 04/15/2027	600	675

See Accompanying Notes	Semiannual Report	September 30, 2009	57

Schedule of Investments  High Yield Portfolio  (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Delta Air Lines, Inc.
7.779% due 07/02/2013	$591	$570

Dex Media West LLC
8.500% due 08/15/2010 (a)	25	22
9.875% due 08/15/2013 (a)	2,050	374

DISH DBS Corp.
7.000% due 10/01/2013	100	101
7.875% due 09/01/2019	25	25
7.875% due 09/01/2019 (b)	25	25

Dynegy Roseton/Danskammer Pass-Through Trust Series A
7.270% due 11/08/2010	190	192

El Paso Corp.
6.950% due 06/01/2028	200	167
7.000% due 05/15/2011	75	76
7.250% due 06/01/2018	300	297
7.750% due 01/15/2032	2,500	2,303
7.800% due 08/01/2031	600	553
8.050% due 10/15/2030	3,125	2,905

El Paso Natural Gas Co.
8.375% due 06/15/2032	125	151

Enterprise Products Operating LLC
7.034% due 01/15/2068	1,160	1,017
8.375% due 08/01/2066	4,405	4,124

First Data Corp.
9.875% due 09/24/2015	3,820	3,548

Ford Motor Co.
9.215% due 09/15/2021	800	670

Freeport-McMoRan Copper & Gold, Inc.
8.375% due 04/01/2017	2,825	3,009

Freescale Semiconductor, Inc.
8.875% due 12/15/2014	2,400	1,848
9.125% due 12/15/2014 (c)	1,968	1,367

Fresenius Medical Care Capital Trust IV
7.875% due 06/15/2011	275	281

Georgia-Pacific LLC
7.000% due 01/15/2015	460	455
7.125% due 01/15/2017	225	221
7.250% due 06/01/2028	750	671
8.000% due 01/15/2024	5,950	5,920
8.125% due 05/15/2011	200	208
8.250% due 05/01/2016	890	928

Goodyear Tire & Rubber Co.
5.010% due 12/01/2009	825	825
10.500% due 05/15/2016	1,225	1,335

Harrah’s Operating Co., Inc.
10.000% due 12/15/2018	3,312	2,650

HCA, Inc.
8.500% due 04/15/2019	775	814
9.125% due 11/15/2014	1,585	1,640
9.250% due 11/15/2016	8,550	8,860
9.625% due 11/15/2016 (c)	650	678
9.875% due 02/15/2017	150	160

Ineos Group Holdings PLC
8.500% due 02/15/2016	1,050	504

Intelsat Corp.
9.250% due 08/15/2014	50	52
9.250% due 06/15/2016	95	98

Intelsat Jackson Holdings Ltd.
9.500% due 06/15/2016	1,500	1,582

Intergen NV
9.000% due 06/30/2017	4,030	4,171

JC Penney Corp., Inc.
6.875% due 10/15/2015	200	199
7.125% due 11/15/2023	650	601

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

JET Equipment Trust
7.630% due 08/15/2012 (a)	$54	$32
10.000% due 06/15/2012 (a)	248	149

Legrand France S.A.
8.500% due 02/15/2025	670	628

Lender Processing Services, Inc.
8.125% due 07/01/2016	300	314

MGM Mirage
10.375% due 05/15/2014	25	27
11.125% due 11/15/2017	25	27

Nalco Co.
7.750% due 11/15/2011	393	395

New Albertson’s, Inc.
7.500% due 02/15/2011	25	26

Newfield Exploration Co.
7.125% due 05/15/2018	500	501

Norampac Industries, Inc.
6.750% due 06/01/2013	1,000	970

Nortel Networks Ltd.
9.002% due 07/15/2011 (a)	2,480	1,414

OPTI Canada, Inc.
7.875% due 12/15/2014	50	38
8.250% due 12/15/2014	2,110	1,646

Quebecor Media, Inc.
7.750% due 03/15/2016	2,000	1,990

Quicksilver Resources, Inc.
11.750% due 01/01/2016	1,225	1,357

Range Resources Corp.
7.250% due 05/01/2018	100	98
7.500% due 10/01/2017	100	100

Reynolds American, Inc.
7.750% due 06/01/2018	200	219

RH Donnelley, Inc.
11.750% due 05/15/2015 (a)	4,300	2,451

Royal Caribbean Cruises Ltd.
8.750% due 02/02/2011	250	257

SandRidge Energy, Inc.
8.625% due 04/01/2015 (c)	4,335	4,319

SemGroup LP
8.750% due 11/15/2015 (a)	6,730	471

Sensata Technologies BV
8.000% due 05/01/2014	4,570	4,284

Smurfit Kappa Funding PLC
7.750% due 04/01/2015	200	177

Sonat, Inc.
7.625% due 07/15/2011	2,000	2,051

Southern Natural Gas Co.
5.900% due 04/01/2017	125	129

Starwood Hotels & Resorts Worldwide, Inc.
6.750% due 05/15/2018	650	617
7.875% due 05/01/2012	25	26
7.875% due 10/15/2014	100	105

Sungard Data Systems, Inc.
9.125% due 08/15/2013	4,299	4,363

Teck Resources Ltd.
9.750% due 05/15/2014	1,275	1,409
10.250% due 05/15/2016	1,350	1,532
10.750% due 05/15/2019	3,400	3,970

Tennessee Gas Pipeline Co.
8.375% due 06/15/2032	375	452

TRW Automotive, Inc.
7.000% due 03/15/2014	2,600	2,379

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Verso Paper Holdings LLC
9.125% due 08/01/2014	$2,500	$1,862

Wind Acquisition Finance S.A.
10.750% due 12/01/2015	1,650	1,823
11.750% due 07/15/2017	3,600	4,077

Windstream Corp.
8.625% due 08/01/2016	3,100	3,185

WMG Acquisition Corp.
9.500% due 06/15/2016	1,350	1,431

Wynn Las Vegas LLC
6.625% due 12/01/2014	900	862

		153,149

UTILITIES 15.3%

AES Corp.
8.000% due 10/15/2017	125	126
8.000% due 06/01/2020	200	200
9.750% due 04/15/2016	225	246

Berry Petroleum Co.
10.250% due 06/01/2014	300	322

Energy Future Holdings Corp.
10.875% due 11/01/2017	1,745	1,326
11.250% due 11/01/2017 (c)	928	617

Frontier Communications Corp.
7.450% due 07/01/2035	325	262
8.250% due 05/01/2014	300	311
9.000% due 08/15/2031	3,800	3,743

Ipalco Enterprises, Inc.
7.250% due 04/01/2016	2,700	2,720
8.625% due 11/14/2011	1,000	1,030

Kinder Morgan Finance Co. ULC
5.700% due 01/05/2016	2,500	2,394

Knight, Inc.
5.150% due 03/01/2015	600	574
6.500% due 09/01/2012	25	26

Midwest Generation LLC
8.560% due 01/02/2016	7,513	7,626

NGPL PipeCo. LLC
7.119% due 12/15/2017	6,000	6,726

NRG Energy, Inc.
7.250% due 02/01/2014	3,905	3,846

Qwest Communications International, Inc.
7.250% due 02/15/2011	25	25
7.500% due 02/15/2014	1,950	1,935

Qwest Corp.
3.549% due 06/15/2013	1,000	940
8.375% due 05/01/2016	700	728
8.875% due 03/15/2012	2,560	2,707

RRI Energy, Inc.
6.750% due 12/15/2014	1,676	1,730

Sithe Independence Funding Corp.
9.000% due 12/30/2013	3,098	3,130

Sprint Capital Corp.
6.900% due 05/01/2019	4,800	4,320
7.625% due 01/30/2011	75	77
8.375% due 03/15/2012	2,150	2,231
8.750% due 03/15/2032	850	808

Sprint Nextel Corp.
6.000% due 12/01/2016	5,400	4,846
8.375% due 08/15/2017	50	50

Telesat LLC
11.000% due 11/01/2015	2,800	2,996

58	PIMCO Funds	Private Account Portfolio Series	See Accompanying Notes

(Unaudited) September 30, 2009

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Tenaska Alabama Partners LP
7.000% due 06/30/2021	$2,054	$1,876

Virgin Media Finance PLC
9.500% due 08/15/2016	875	925

Wilmington Trust Co. - Tucson Electric
10.732% due 01/01/2013 (k)	1,851	1,857

		63,276

Total Corporate Bonds & Notes (Cost $356,434)		345,848

CONVERTIBLE BONDS & NOTES 1.4%

Chesapeake Energy Corp.
2.250% due 12/15/2038	5,425	4,082

Nortel Networks Corp.
1.750% due 04/15/2012 (a)	1,875	1,041
2.125% due 04/15/2014 (a)	1,550	860

Total Convertible Bonds & Notes (Cost $8,079)		5,983

U.S. TREASURY OBLIGATIONS 0.2%

U.S. Treasury Notes
1.000% due 08/31/2011 (f)	719	721

Total U.S. Treasury Obligations (Cost $720)		721

MORTGAGE-BACKED SECURITIES 2.8%

Adjustable Rate Mortgage Trust
4.247% due 10/25/2035	393	211

American Home Mortgage Assets
0.476% due 09/25/2046	1,033	209
1.821% due 11/25/2046	1,321	534
6.250% due 06/25/2037	815	424

Banc of America Alternative Loan Trust
0.646% due 05/25/2035	211	135

Banc of America Funding Corp.
5.524% due 03/20/2036	684	473

Bear Stearns Alt-A Trust
4.296% due 01/25/2035	15	9

Countrywide Alternative Loan Trust
0.426% due 05/25/2047	75	34
0.456% due 03/20/2046	109	54
0.506% due 07/25/2046	500	49
1.901% due 12/25/2035	277	147
5.643% due 10/25/2035	171	77

Countrywide Home Loan Mortgage Pass-Through Trust
0.566% due 03/25/2035	432	237

CSAB Mortgage-Backed Trust
6.172% due 06/25/2036	889	441

Deutsche ALT-A Securities, Inc. Alternate Loan Trust
5.000% due 10/25/2018	474	460

Downey Savings & Loan Association Mortgage Loan Trust
0.496% due 03/19/2045	66	36

First Horizon Alternative Mortgage Securities
5.397% due 09/25/2035	1,106	767
6.000% due 05/25/2036	398	325

GSR Mortgage Loan Trust
3.917% due 04/25/2035	9	7
4.153% due 05/25/2035	2,679	1,835

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Harborview Mortgage Loan Trust
0.436% due 01/19/2038		$70	$36
0.486% due 03/19/2036		1,166	549

Indymac Index Mortgage Loan Trust
5.186% due 08/25/2035		342	236
5.278% due 09/25/2035		234	161

JPMorgan Mortgage Trust
6.000% due 08/25/2037		494	408

Nomura Asset Acceptance Corp.
6.138% due 03/25/2047		500	308

RBSCF Trust
6.068% due 09/17/2039		1,100	917

Residential Accredit Loans, Inc.
0.406% due 01/25/2037		1,892	863
0.576% due 03/25/2037		922	370
5.500% due 02/25/2036		908	496

Residential Asset Securitization Trust
6.000% due 05/25/2037		349	272

Structured Asset Mortgage Investments, Inc.
0.466% due 05/25/2036		70	33

WaMu Mortgage Pass-Through Certificates
5.719% due 10/25/2036		646	411

Total Mortgage-Backed Securities (Cost $12,009)			11,524

ASSET-BACKED SECURITIES 0.3%

Carrington Mortgage Loan Trust
0.396% due 08/25/2036		100	38

Credit-Based Asset Servicing & Securitization LLC
0.356% due 04/25/2036		277	269
5.721% due 01/25/2037		1,300	551

GSAMP Trust
0.396% due 08/25/2036		100	38

Mid-State Trust
7.791% due 03/15/2038		29	25

Morgan Stanley ABS Capital I
0.386% due 05/25/2037		200	73

Residential Asset Securities Corp.
0.396% due 08/25/2036		100	38

Total Asset-Backed Securities (Cost $856)			1,032

FOREIGN CURRENCY-DENOMINATED ISSUES 4.1%

American International Group, Inc.
1.077% due 04/26/2011	EUR	1,500	1,943

Beverage Packaging Holdings Luxembourg II S.A.
8.000% due 12/15/2016		75	113

Bombardier, Inc.
7.250% due 11/15/2016		625	933

Chesapeake Energy Corp.
6.250% due 01/15/2017		2,000	2,707

CIT Group, Inc.
4.250% due 09/22/2011		1,000	944

Lighthouse International Co. S.A.
8.000% due 04/30/2014		165	159

Nordic Telephone Co. Holdings ApS
8.250% due 05/01/2016		1,900	2,947

OI European Group BV
6.875% due 03/31/2017		300	430

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Societe Generale
6.999% due 12/29/2049	EUR	900	$1,192

UBS AG
7.152% due 12/29/2049		3,100	4,196

UPC Holding BV
7.750% due 01/15/2014		605	876
8.625% due 01/15/2014		400	597

Total Foreign Currency-Denominated Issues (Cost $16,486)			17,037

		SHARES
CONVERTIBLE PREFERRED SECURITIES 0.3%

American International Group, Inc.
8.500% due 08/01/2011		20,900	$241

Wells Fargo & Co.
7.500% due 12/31/2049		1,000	893

Total Convertible Preferred Securities (Cost $2,080)			1,134

		PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 1.5%

REPURCHASE AGREEMENTS 1.2%

JPMorgan Chase Bank N.A.
0.030% due 10/01/2009		$1,000	1,000
(Dated 09/30/2009. Collateralized by U.S. Treasury Notes 3.125% due 08/31/2013 valued at $1,021. Repurchase proceeds are $1,000.)
0.070% due 10/01/2009		2,100	2,100
(Dated 09/30/2009. Collateralized by U.S. Treasury Notes 3.000% due 09/30/2016 valued at $2,146. Repurchase proceeds are $2,100.)

State Street Bank and Trust Co.
0.010% due 10/01/2009		1,919	1,919
(Dated 09/30/2009. Collateralized by U.S. Treasury Bills 0.000% due 11/27/2009 valued at $1,960. Repurchase proceeds are $1,919.)

			5,019

U.S. CASH MANAGEMENT BILLS 0.2%
0.195% due 04/01/2010 (h)		961	960

U.S. TREASURY BILLS 0.1%
0.189% due 03/04/2010 - 03/25/2010 (d)(f)(h)		355	355

		SHARES
SHORT-TERM FLOATING NAV PORTFOLIO (e) 0.0%
		893	9

Total Short-Term Instruments (Cost $6,343)			6,343

Total Investments 99.1% (Cost $426,563)			$410,719

Written Options (j) (0.0%) (Premiums $753)			(171)

Other Assets and Liabilities (Net) 0.9%			4,096

Net Assets 100.0%			$414,644

See Accompanying Notes	Semiannual Report	September 30, 2009	59

Schedule of Investments  High Yield Portfolio  (Cont.)

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Security is in default.
(b)	When-Issued security.
(c)	Payment in-kind bond security.
(d)	Coupon represents a weighted average rate.
(e)	Affiliated to the Portfolio.
(f)	Securities with an aggregate market value of $1,070 have been pledged as collateral for swap and swaption contracts on September 30, 2009.
(g)	The average amount of borrowings while outstanding during the period ended September 30, 2009 was $11,500 at a weighted average interest rate of 0.683%. On September 30, 2009, securities valued at $2,200 were pledged as collateral for reverse repurchase agreements.
(h)	Securities with an aggregate market value of $965 have been pledged as collateral for the following open futures contracts on September 30, 2009:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation
90-Day Eurodollar December Futures	Long	12/2009	377	$412
90-Day Eurodollar December Futures	Long	12/2010	194	214
90-Day Eurodollar March Futures	Long	03/2011	198	48
90-Day Eurodollar September Futures	Long	09/2010	214	203

				$877

(i)	Swap agreements outstanding on September 30, 2009:

Credit Default Swaps on Corporate, Sovereign, and U.S. Municipal Issues - Sell Protection (1)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at September 30, 2009 (3)	Notional Amount (4)	Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
American International Group, Inc.	GSC	5.000%	09/20/2014	7.808%	$100	$(10)	$(14)	$4
American International Group, Inc.	UBS	5.000%	09/20/2014	7.808%	200	(21)	(28)	7
Berkshire Hathaway Finance Corp.	BOA	1.000%	09/20/2014	1.424%	700	(13)	(41)	28
Berkshire Hathaway Finance Corp.	DUB	1.000%	09/20/2014	1.424%	500	(9)	(29)	20
Berkshire Hathaway Finance Corp.	GSC	1.000%	06/20/2014	1.410%	1,700	(30)	(94)	64
Chesapeake Energy Corp.	CSFB	5.000%	09/20/2014	5.624%	100	(2)	(8)	6
Chesapeake Energy Corp.	GSC	5.000%	09/20/2014	5.624%	400	(9)	(8)	(1)
Chrysler Financial	DUB	5.250%	09/20/2012	6.558%	1,000	(26)	0	(26)
Community Health Systems, Inc.	GSC	5.000%	03/20/2014	5.903%	4,050	(128)	(370)	242
El Paso Corp.	GSC	5.000%	09/20/2014	6.009%	1,600	(61)	(152)	91
General Electric Capital Corp.	BCLY	5.000%	06/20/2014	1.972%	800	104	28	76
General Electric Capital Corp.	BOA	5.000%	06/20/2014	1.972%	4,400	573	135	438
General Electric Capital Corp.	CITI	4.100%	12/20/2013	2.021%	1,350	110	0	110
General Electric Capital Corp.	DUB	5.000%	06/20/2014	1.972%	1,300	170	54	116
Georgia-Pacific LLC	BOA	5.000%	06/20/2014	2.410%	1,500	167	(154)	321
Prudential Financial, Inc.	BOA	5.000%	09/20/2014	2.171%	2,500	315	(36)	351
RRI Energy, Inc.	CITI	5.000%	09/20/2014	7.965%	1,300	(138)	(143)	5
RRI Energy, Inc.	DUB	5.000%	09/20/2014	7.965%	100	(11)	(15)	4
RRI Energy, Inc.	GSC	5.000%	09/20/2014	7.965%	300	(32)	(56)	24
RRI Energy, Inc.	MSC	5.000%	09/20/2014	7.965%	400	(42)	(68)	26
RRI Energy, Inc.	MSC	5.000%	12/20/2014	7.928%	300	(33)	(30)	(3)
SLM Corp.	BCLY	5.000%	12/20/2013	8.728%	1,100	(126)	(121)	(5)
SLM Corp.	BOA	5.000%	12/20/2010	9.802%	3,400	(178)	(130)	(48)
SLM Corp.	BOA	5.000%	12/20/2011	8.854%	2,800	(200)	(224)	24
SLM Corp.	DUB	5.000%	06/20/2010	9.954%	600	(19)	(34)	15
SLM Corp.	DUB	5.000%	06/20/2012	8.816%	500	(42)	(65)	23
SLM Corp.	GSC	5.000%	06/20/2010	9.954%	400	(13)	(24)	11
SLM Corp.	GSC	7.600%	03/20/2012	8.975%	2,650	(70)	0	(70)

						$226	$(1,627)	$1,853

Credit Default Swaps on Credit Indices - Buy Protection (2)
Index/Tranches	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Notional Amount (4)	Market Value (5)	Upfront Premiums Paid/(Received)	Unrealized (Depreciation)
CDX.HY-12 5-Year Index	DUB	(5.000%	)	06/20/2014	$564	$34	$71	$(37)
CDX.IG-12 5-Year Index	GSC	(1.000%	)	06/20/2014	5,400	21	57	(36)

						$55	$128	$(73)

60	PIMCO Funds	Private Account Portfolio Series	See Accompanying Notes

(Unaudited) September 30, 2009

Credit Default Swaps on Credit Indices - Sell Protection (1)
Index/Tranches	Counterparty	Fixed Deal Receive Rate	Maturity Date	Notional Amount (4)	Market Value (5)	Upfront Premiums Paid/(Received)	Unrealized Appreciation
ABX.HE AAA 07-1 Index	CSFB	0.090%	08/25/2037	$1,000	$(691)	$(700)	$9
CDX.HY-9 3-Year Index 25-35%	MLP	4.530%	12/20/2010	4,800	76	0	76

					$(615)	$(700)	$85

(1)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities compromising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities compromising the referenced index.

(2)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the underlying securities compromising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the underlying securities compromising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, U.S. municipal issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(j)	Written options outstanding on September 30, 2009:

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Premium	Market Value
Put - OTC 5-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Pay	5.000%	06/15/2010	$5,000	$53	$19
Put - OTC 7-Year Interest Rate Swap	CITI	3-Month USD-LIBOR	Pay	4.000%	11/23/2009	12,000	139	16
Put - OTC 7-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	4.000%	11/23/2009	2,000	18	2
Put - OTC 5-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	5.000%	06/15/2010	5,000	58	19
Put- OTC 5-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Pay	3.750%	11/23/2009	18,000	119	10
Put - OTC 5-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Pay	5.500%	08/31/2010	14,000	147	60
Put - OTC 7-Year Interest Rate Swap	MLP	3-Month USD-LIBOR	Pay	4.000%	11/23/2009	8,000	95	11
Put - OTC 10-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Pay	4.350%	11/23/2009	1,500	10	3
Call - OTC 10-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Receive	3.000%	11/23/2009	6,000	38	19
Put - OTC 5-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	3.420%	11/23/2009	8,000	76	12

							$753	$171

Transactions in written call and put options for the period ended September 30, 2009:

	# of Contracts	Notional Amount in $	Notional Amount in EUR		Premium
Balance at 03/31/2009	18	$49,991	EUR	4,600	$1,236
Sales	995	119,700		0	1,281
Closing Buys	(1,013)	(90,191)		(4,600)	(1,764)
Expirations	0	0		0	0
Exercised	0	0		0	0

Balance at 09/30/2009	0	$79,500	EUR	0	$753

(k)	Restricted securities as of September 30, 2009:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Wilmington Trust Co. - Tucson Electric	10.732%	01/01/2013	12/08/2000	$1,911	$1,857	0.45%

(l)	Foreign currency contracts outstanding on September 30, 2009:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Sell	EUR	4,125	10/2009	BCLY	$0	$(127)	$(127)
Sell		4,934	10/2009	BNP	0	(155)	(155)
Sell	GBP	1,014	10/2009	BNP	73	0	73

					$73	$(282)	$(209)

See Accompanying Notes	Semiannual Report	September 30, 2009	61

Schedule of Investments  High Yield Portfolio  (Cont.)

(m)	Fair Value Measurements +

The following is a summary of the fair valuations according to the inputs used as of September 30, 2009 in valuing the Portfolio’s assets and liabilities:

Category ++	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 09/30/2009
Bank Loan Obligations	$0	$21,097	$0	$21,097
Corporate Bonds & Notes	0	343,990	1,858	345,848
Other Investments +++	1,143	41,715	916	43,774

Investments, at value	$1,143	$406,802	$2,774	$410,719

Financial Derivative Instruments ++++	$877	$1,510	$(25)	$2,362

Total	$2,020	$408,312	$2,749	$413,081

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio during the period ending September 30, 2009:

Category ++	Beginning Balance at 03/31/2009	Net Purchases/ (Sales)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)	Net Transfers In/(Out) of Level 3	Ending Balance at 09/30/2009	Net Change in Unrealized Appreciation/ (Depreciation) on investments held at 09/30/2009
Corporate Bonds & Notes	$1,772	$(25)	$(36)	$(153)	$502	$(202)	$1,858	$303
Other Investments +++	158	691	0	(766)	833	0	916	8

Investments, at value	$1,930	$666	$(36)	$(919)	$1,335	$(202)	$2,774	$311

Financial Derivative Instruments ++++	$(450)	$0	$0	$0	$425	$0	$(25)	$425

Total	$1,480	$666	$(36)	$(919)	$1,760	$(202)	$2,749	$736

+	See note 2 in the Notes to Financial Statements for additional information.
++	Refer to the Schedule of Investments for additional information.
+++	Sum of all other categories each of which individually has an aggregate market value of less than 5% of net assets.
++++	Financial derivative instruments may include open futures contracts, swap contracts, written options, and foreign currency contracts.

(n)	Fair Value of Derivative Instruments ^

The following is a summary of the fair valuations of the Portfolio’s derivative instruments categorized by risk exposure:

Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of September 30, 2009:

	Derivatives not accounted for as hedging instruments
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Other Contracts	Total
Assets:
Variation margin receivable ^^	$877	$0	$0	$0	$0	$877
Unrealized appreciation on foreign currency contracts	0	73	0	0	0	73
Unrealized appreciation on swap agreements	0	0	2,091	0	0	2,091

	$877	$73	$2,091	$0	$0	$3,041

Liabilities:
Written options outstanding	$171	$0	$0	$0	$0	$171
Unrealized depreciation on foreign currency contracts	0	282	0	0	0	282
Unrealized depreciation on swap agreements	0	0	226	0	0	226

	$171	$282	$226	$0	$0	$679

The Effect of Derivative Instruments on the Statement of Operations for the Six Months Ended September 30, 2009:

	Derivatives not accounted for as hedging instruments
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result from Operations:
Net realized gain on investments (purchased options)	$26,914	$0	$0	$0	$0	$26,914
Net realized gain (loss) on futures contracts, written options and swaps	(11,561)	0	(2,350)	176	0	(13,735)
Net realized (loss) on foreign currency transactions	0	(1,807)	0	0	0	(1,807)

	$15,353	$(1,807)	$(2,350)	$176	$0	$11,372

62	PIMCO Funds	Private Account Portfolio Series	See Accompanying Notes

(Unaudited) September 30, 2009

	Derivatives not accounted for as hedging instruments
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Other Contracts	Total

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result from Operations:
Net change in unrealized (depreciation) on investments (purchased options)	$(27,407)	$0	$0	$0	$0	$(27,407)
Net change in unrealized appreciation on futures contracts, written options and swaps	12,916	0	7,404	52	0	20,372
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	0	463	0	0	0	463

	$(14,491)	$463	$7,404	$52	$0	$(6,572)

^	See note 2 in the Notes to Financial Statements for additional information.
^^	The Fair Values of Derivative Instruments may include cumulative appreciation/depreciation of futures contracts as reported in the Notes to Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

See Accompanying Notes	Semiannual Report	September 30, 2009	63

Schedule of Investments  International Portfolio

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
AUSTRALIA 4.5%

Commonwealth Bank of Australia
0.785% due 06/25/2014		$3,700	$3,688
4.500% due 02/20/2014	AUD	40,000	33,495

National Australia Bank Ltd.
4.250% due 03/26/2012		20,000	17,249
4.750% due 02/12/2014		15,000	12,686

Suncorp-Metway Ltd.
0.668% due 12/17/2010		$15,000	15,046

Total Australia (Cost $67,301)			82,164

CANADA 6.5%

Canada Housing Trust No. 1
0.803% due 09/15/2014	CAD	29,600	27,999
4.050% due 03/15/2011		52,900	51,610
4.600% due 09/15/2011		29,500	29,250

Province of Quebec Canada
6.250% due 06/01/2032		10,000	11,259

Total Canada (Cost $110,484)			120,118

DENMARK 3.4%

Nykredit Realkredit A/S
5.000% due 01/01/2010	EUR	22,600	33,367

Realkredit Danmark A/S
5.000% due 01/01/2010		20,100	29,687

Total Denmark (Cost $63,649)			63,054

FINLAND 0.8%

Sampo Housing Loan Bank PLC
2.500% due 09/23/2010	EUR	10,000	14,756

Total Finland (Cost $15,058)			14,756

FRANCE 12.1%

BNP Paribas Covered Bonds S.A.
4.750% due 05/28/2013	EUR	2,900	4,582

Compagnie de Financement Foncier
3.875% due 02/11/2011		10,000	15,080
4.000% due 07/21/2011		13,000	19,754
4.500% due 01/09/2013		900	1,398

Credit Agricole S.A.
0.422% due 05/28/2010		$10,700	10,657

Dexia Credit Local
0.939% due 09/23/2011		400	404
2.375% due 09/23/2011		9,100	9,231

France Government Bond
3.750% due 04/25/2021	EUR	11,900	17,509
4.250% due 10/25/2018		5,200	8,111
4.250% due 04/25/2019		7,300	11,363
5.000% due 04/25/2012		24,700	39,165

France Treasury Notes
3.000% due 07/12/2014		18,600	27,795
3.750% due 09/12/2010		15,254	22,930
3.750% due 01/12/2013		3,100	4,789

Societe Financement de l’Economie Francaise
2.875% due 09/22/2014		$7,500	7,495
3.500% due 11/24/2011	EUR	15,000	22,775

Total France (Cost $213,049)			223,038

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
GERMANY 4.8%

Kreditanstalt fuer Wiederaufbau
0.153% due 11/26/2010 (k)	EUR	1,290	$1,907
3.875% due 10/22/2010		35,000	52,869

Republic of Germany Government Bond
4.250% due 07/04/2014		21,700	34,386

Total Germany (Cost $84,129)			89,162

ITALY 6.4%

Italy Buoni Poliennali Del Tesoro
3.750% due 09/15/2011	EUR	15,000	22,881
4.250% due 09/01/2011		25,000	38,481
5.250% due 08/01/2011		35,300	55,204

Siena Mortgages SpA
1.001% due 12/16/2038		1,424	2,047

Total Italy (Cost $118,132)			118,613

JERSEY, CHANNEL ISLANDS 0.1%

Lloyds TSB Capital
7.375% due 12/29/2049	EUR	1,536	2,012

Total Jersey, Channel Islands (Cost $1,399)			2,012

NETHERLANDS 9.6%

Delphinus BV
1.019% due 06/25/2066	EUR	103	149

LeasePlan Corp. NV
3.375% due 12/10/2010		10,000	14,964

Netherlands Government Bond
4.000% due 07/15/2018		17,500	26,767
5.000% due 07/15/2012		49,350	78,492
5.500% due 07/15/2010		37,177	56,452

Total Netherlands (Cost $167,468)			176,824

NORWAY 1.9%

DnB NOR Bank ASA
0.580% due 10/13/2009		$7,900	7,896

DnB NOR Boligkreditt
4.375% due 11/15/2010	EUR	15,000	22,623
4.625% due 07/03/2012		3,100	4,812

Total Norway (Cost $35,337)			35,331

SUPRANATIONAL 0.5%

European Investment Bank
5.375% due 05/20/2014	AUD	5,200	4,503
5.500% due 12/07/2009	GBP	2,300	3,709

Total Supranational (Cost $7,359)			8,212

UNITED KINGDOM 0.6%

Bauhaus Securities Ltd.
1.228% due 10/30/2052	EUR	1,440	2,025

Lloyds TSB Bank PLC
6.350% due 10/29/2049		3,714	3,777

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Rexam PLC
6.750% due 06/01/2013	$4,000	$4,294

Total United Kingdom (Cost $6,468)		10,096

UNITED STATES 39.5%

ASSET-BACKED SECURITIES 7.5%

ACE Securities Corp.
0.336% due 06/25/2037	$3,339	2,732

AFC Home Equity Loan Trust
0.956% due 12/22/2027	30	17

Ameriquest Mortgage Securities, Inc.
0.476% due 11/25/2035	499	410

Amortizing Residential Collateral Trust
0.536% due 07/25/2032	58	36
0.946% due 10/25/2031	497	343

Argent Securities, Inc.
0.336% due 07/25/2036	2,444	1,635

Asset-Backed Funding Certificates
0.306% due 01/25/2037	680	602
0.596% due 06/25/2034	998	654

Asset-Backed Securities Corp. Home Equity
0.326% due 05/25/2037	1,351	1,124

Bank of America Auto Trust
1.160% due 02/15/2012	16,700	16,714

Bear Stearns Asset-Backed Securities Trust
0.296% due 11/25/2036	44	40
0.326% due 10/25/2036	532	483
0.336% due 06/25/2047	2,968	2,368
0.446% due 06/25/2036	8,497	7,945
0.576% due 01/25/2036	292	274
0.696% due 03/25/2043	385	356
0.736% due 06/25/2036	1,900	690
0.906% due 10/25/2032	468	373

BNC Mortgage Loan Trust
0.346% due 05/25/2037	1,037	735

Carrington Mortgage Loan Trust
0.296% due 01/25/2037	896	855
0.406% due 01/25/2036	243	233
0.566% due 10/25/2035	1,246	1,123

CIT Group Home Equity Loan Trust
0.516% due 06/25/2033	30	21

Citigroup Mortgage Loan Trust, Inc.
0.283% due 05/15/2036	612	555
0.346% due 10/25/2036	221	209
0.356% due 03/25/2037	1,623	1,223

Countrywide Asset-Backed Certificates
0.296% due 05/25/2037	1,434	1,392
0.296% due 03/25/2047	21	21
0.296% due 06/25/2047	1,239	1,175
0.316% due 06/25/2047	381	367
0.326% due 06/25/2037	827	781
0.326% due 10/25/2047	738	666
0.346% due 07/25/2037	20,000	12,774
0.346% due 08/25/2037	1,600	942
0.346% due 09/25/2037	1,562	1,444
0.346% due 05/25/2047	128	115
0.346% due 09/25/2047	4,241	3,925
0.356% due 10/25/2046	1,116	1,078
0.436% due 06/25/2036	6,702	4,910
0.986% due 05/25/2032	153	101

Credit-Based Asset Servicing & Securitization LLC
0.306% due 11/25/2036	466	338
0.316% due 01/25/2037	702	378
0.336% due 12/25/2037	181	176

64	PIMCO Funds	Private Account Portfolio Series	See Accompanying Notes

(Unaudited) September 30, 2009

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

CS First Boston Mortgage Securities Corp.
0.866% due 01/25/2032	$193	$132

Equity One Asset-Backed Securities, Inc.
0.546% due 04/25/2034	553	254

First Franklin Mortgage Loan Asset-Backed Certificates
0.296% due 11/25/2036	343	338
0.316% due 12/25/2036	485	451
0.616% due 12/25/2034	79	64
0.626% due 10/25/2034	5	4

Fremont Home Loan Trust
0.296% due 10/25/2036	641	475
0.306% due 01/25/2037	1,022	667

GSAMP Trust
0.286% due 10/25/2046	39	39
0.316% due 09/25/2036	24	24
0.536% due 03/25/2034	7	7

HFC Home Equity Loan Asset-Backed Certificates
0.596% due 09/20/2033	1,743	1,544

Home Equity Asset Trust
0.846% due 11/25/2032	1	1

HSI Asset Securitization Corp. Trust
0.296% due 10/25/2036	449	299
0.296% due 12/25/2036	374	253

Indymac Residential Asset-Backed Trust
0.306% due 04/25/2037	283	276
0.326% due 07/25/2037	162	156

JPMorgan Mortgage Acquisition Corp.
0.296% due 07/25/2036	199	191
0.333% due 11/25/2036	40	38
0.396% due 03/25/2037	10,000	4,238

Lehman XS Trust
0.326% due 11/25/2046	112	99
0.396% due 04/25/2037	341	255

Long Beach Mortgage Loan Trust
0.306% due 10/25/2036	18	18
0.526% due 10/25/2034	28	21

MASTR Asset-Backed Securities Trust
0.306% due 11/25/2036	465	444
0.356% due 02/25/2036	45	45
0.376% due 10/25/2036	2,740	2,414

Merrill Lynch Mortgage Investors, Inc.
0.316% due 07/25/2037	59	57
0.326% due 09/25/2037	57	33
0.356% due 03/25/2037	1,174	1,129

Morgan Stanley ABS Capital I
0.296% due 09/25/2036	41	40
0.296% due 10/25/2036	329	314
0.306% due 05/25/2037	1,094	872
0.336% due 01/25/2037	20,000	7,902
0.346% due 10/25/2036	10,000	7,069
0.346% due 11/25/2036	20,000	11,949
0.356% due 10/25/2036	600	397

Nationstar Home Equity Loan Trust
0.306% due 06/25/2037	1,017	927

Park Place Securities, Inc.
0.506% due 09/25/2035	185	119

Residential Asset Mortgage Products, Inc.
0.326% due 10/25/2036	3	3

Residential Asset Securities Corp.
0.316% due 11/25/2036	85	85

Saxon Asset Securities Trust
0.306% due 10/25/2046	16	16

Securitized Asset-Backed Receivables LLC Trust
0.286% due 01/25/2037	303	267
0.296% due 09/25/2036	146	143

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

SLM Student Loan Trust
2.004% due 04/25/2023		$19,341	$20,109

Soundview Home Equity Loan Trust
0.306% due 11/25/2036		705	461
0.326% due 01/25/2037		13	13

Structured Asset Securities Corp.
0.296% due 10/25/2036		118	111
0.646% due 05/25/2034		20	17
4.900% due 04/25/2035		39	26

Washington Mutual Asset-Backed Certificates
0.306% due 10/25/2036		209	146

Wells Fargo Home Equity Trust
0.476% due 10/25/2035		98	93

			137,378

CORPORATE BONDS & NOTES 9.0%

American Express Bank FSB
0.376% due 05/29/2012		2,000	1,871

BA Covered Bond Issuer
4.125% due 04/05/2012	EUR	4,000	5,999

Bank of America Corp.
0.765% due 10/14/2016		$10,000	8,134

Bank of America N.A.
0.839% due 06/23/2010		1,800	1,803
1.059% due 05/12/2010		6,556	6,554

Black & Decker Corp.
5.750% due 11/15/2016		5,000	5,003

Cadbury Schweppes U.S. Finance LLC
5.125% due 10/01/2013		7,000	7,305

Cardinal Health, Inc.
6.000% due 06/15/2017		8,000	8,437

Citigroup Funding, Inc.
1.518% due 05/07/2010		8,685	8,694

Citigroup, Inc.
0.313% due 12/28/2009		10,360	10,346
0.604% due 08/13/2010		100	99
6.500% due 08/19/2013		300	315

Computer Sciences Corp.
6.500% due 03/15/2018		6,000	6,620

Fortune Brands, Inc.
5.375% due 01/15/2016		5,700	5,704

General Mills, Inc.
0.635% due 01/22/2010		2,200	2,200

HSBC Finance Corp.
0.759% due 01/15/2014		5,000	4,607
0.791% due 06/01/2016		3,000	2,673

Lehman Brothers Holdings, Inc.
3.052% due 11/10/2009 (a)		14,020	2,418

Macy’s Retail Holdings, Inc.
5.900% due 12/01/2016		6,000	5,528

Marriott International, Inc.
5.810% due 11/10/2015		2,750	2,688
6.375% due 06/15/2017		6,000	6,001

Maytag Corp.
5.000% due 05/15/2015		5,700	5,307

Merrill Lynch & Co., Inc.
0.389% due 03/23/2010		1,719	1,716
2.709% due 05/12/2010		25,000	25,323
5.450% due 02/05/2013		100	104

Mohawk Industries, Inc.
6.875% due 01/15/2016		6,000	5,979

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Morgan Stanley
6.000% due 04/28/2015	$200	$212

National Rural Utilities Cooperative Finance Corp.
1.372% due 07/01/2010	956	960

NiSource Finance Corp.
6.150% due 03/01/2013	5,000	5,242

Nucor Corp.
5.750% due 12/01/2017	5,700	6,228

RR Donnelley & Sons Co.
4.950% due 04/01/2014	5,800	5,589

Starwood Hotels & Resorts Worldwide, Inc.
6.750% due 05/15/2018	5,000	4,744

Time Warner, Inc.
0.684% due 11/13/2009	1,100	1,100

		165,503

MORTGAGE-BACKED SECURITIES 6.4%

American Home Mortgage Investment Trust
3.098% due 10/25/2034	49	36

Bear Stearns Adjustable Rate Mortgage Trust
2.490% due 08/25/2035	378	332
4.625% due 10/25/2035	312	271

Bear Stearns Alt-A Trust
4.466% due 08/25/2036	97	44
5.714% due 02/25/2036	301	174
5.718% due 01/25/2036	3,482	2,160

Bear Stearns Mortgage Funding Trust
0.316% due 02/25/2037	895	764

CC Mortgage Funding Corp.
0.426% due 07/25/2036	268	141

Citigroup Mortgage Loan Trust, Inc.
4.647% due 08/25/2035	280	229

Countrywide Alternative Loan Trust
0.326% due 09/20/2046	37	36
0.406% due 02/25/2047	392	193
0.426% due 02/20/2047	14,376	6,825
0.426% due 05/25/2047	2,480	1,115
0.436% due 08/25/2046	591	283
0.436% due 11/25/2046	1,045	523
0.456% due 03/20/2046	1,232	611
0.506% due 12/25/2035	203	114
0.526% due 12/25/2035	784	420
0.526% due 02/25/2037	401	208
0.546% due 08/25/2035	1,415	764
0.546% due 12/25/2035	2,478	1,311
0.566% due 11/25/2035	16,722	8,601
0.596% due 09/25/2035	5,067	2,647

Countrywide Home Loan Mortgage Pass-Through Trust
0.476% due 05/25/2035	513	272
0.536% due 03/25/2035	2,320	1,186
0.536% due 04/25/2035	29	15
0.546% due 03/25/2035	162	86
0.566% due 03/25/2035	12,288	5,576
0.576% due 02/25/2035	38	22
0.626% due 09/25/2034	44	26
3.981% due 08/25/2034	175	127

Credit Suisse Mortgage Capital Certificates
5.311% due 12/15/2039	500	407

CS First Boston Mortgage Securities Corp.
6.500% due 04/25/2033	69	60

Deutsche ALT-A Securities, Inc. Alternate Loan Trust
0.346% due 10/25/2036	40	36

See Accompanying Notes	Semiannual Report	September 30, 2009	65

Schedule of Investments  International Portfolio   (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Downey Savings & Loan Association Mortgage Loan Trust
0.456% due 03/19/2045	$2,068	$1,032
0.506% due 08/19/2045	770	406
0.576% due 08/19/2045	4,285	2,069

Greenpoint Mortgage Funding Trust
0.326% due 10/25/2046	1,644	1,302
0.326% due 01/25/2047	992	793
0.476% due 06/25/2045	4,607	2,323

GSR Mortgage Loan Trust
6.000% due 03/25/2032	2	2

Harborview Mortgage Loan Trust
0.336% due 01/19/2038	2,660	2,527
0.436% due 01/19/2038	1,186	606
0.466% due 05/19/2035	2,478	1,319
0.486% due 06/19/2035	679	363
0.486% due 01/19/2036	349	185
0.486% due 03/19/2036	4,606	2,167
0.496% due 01/19/2036	5,764	2,997
0.556% due 11/19/2035	804	462
0.576% due 09/19/2035	63	34
0.586% due 06/20/2035	214	121

Impac Secured Assets CMN Owner Trust
0.326% due 01/25/2037	2,185	1,597

Indymac Index Mortgage Loan Trust
0.336% due 11/25/2046	123	112

JPMorgan Chase Commercial Mortgage Securities Corp.
5.429% due 12/12/2043	300	278

Lehman Brothers Floating Rate Commercial Mortgage Trust
0.323% due 09/15/2021	54	48

Nomura Asset Acceptance Corp.
5.050% due 10/25/2035	96	58

Residential Accredit Loans, Inc.
0.456% due 04/25/2046	342	161
0.546% due 08/25/2035	270	145

Sequoia Mortgage Trust
0.596% due 10/19/2026	53	42
0.596% due 07/20/2033	2,849	2,398
1.039% due 10/20/2034	1,162	857

Structured Asset Mortgage Investments, Inc.
0.316% due 08/25/2036	71	70
0.826% due 07/19/2034	17	13

TBW Mortgage-Backed Pass-Through Certificates
0.346% due 09/25/2036	5	5

Thornburg Mortgage Securities Trust
0.356% due 11/25/2046	302	285
0.366% due 09/25/2046	281	269
0.516% due 03/25/2044	309	198

Wachovia Bank Commercial Mortgage Trust
0.323% due 06/15/2020	31,469	24,924
0.333% due 09/15/2021	531	397

WaMu Mortgage Pass-Through Certificates
0.476% due 04/25/2045	244	153
0.536% due 10/25/2045	95	51
0.556% due 01/25/2045	60	38
0.566% due 01/25/2045	59	36
0.566% due 07/25/2045	66	40

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.786% due 12/25/2027	$153	$108
1.711% due 12/25/2046	406	193
1.901% due 08/25/2046	54,661	28,594
2.101% due 11/25/2042	10	6
2.301% due 08/25/2042	40	27
2.401% due 11/25/2046	1,187	803
2.723% due 02/27/2034	41	38
3.099% due 10/25/2046	134	72

Wells Fargo Mortgage-Backed Securities Trust
3.295% due 09/25/2034	827	804
3.818% due 04/25/2036	64	56
4.948% due 03/25/2036	380	291

		117,490

U.S. GOVERNMENT AGENCIES 13.9%

Fannie Mae
0.366% due 03/25/2034	43	39
0.396% due 08/25/2034	25	24
0.596% due 09/25/2042	128	119
0.646% due 06/25/2029	23	22
3.440% due 11/01/2034	161	164
4.500% due 05/25/2015 - 02/25/2021	892	912
4.943% due 12/01/2034	59	61
5.000% due 11/25/2032 - 02/01/2037	7,727	8,117
5.111% due 12/01/2030	5	5
5.500% due 09/25/2024 - 10/01/2039	43,792	45,829
6.000% due 06/01/2031 - 07/25/2044	128,515	135,563
6.060% due 03/01/2023	470	514
6.500% due 05/01/2028 - 07/01/2029	276	299
7.000% due 09/25/2023	88	98
8.800% due 01/25/2019	131	143

Freddie Mac
0.343% due 02/01/2011 (d)	6,654	6,649
0.379% due 03/09/2011 (d)	830	832
0.389% due 05/04/2011 (d)	2,280	2,282
0.396% due 09/25/2035	4,926	2,682
0.402% due 08/05/2011 (d)	84	84
0.473% due 02/15/2019	36,672	36,413
0.526% due 09/25/2031	75	68
0.693% due 12/15/2031	6	6
2.251% due 10/25/2044 - 02/25/2045	375	363
2.451% due 07/25/2044	80	79
3.898% due 10/01/2036	279	289
4.500% due 02/15/2017 - 02/15/2020	477	495
5.000% due 03/15/2017 - 12/15/2031	4,999	5,195
6.500% due 07/15/2028	1,866	2,008

Ginnie Mae
4.125% due 11/20/2022 - 11/20/2024	734	748
4.375% due 03/20/2022 - 06/20/2030	1,792	1,840
4.625% due 08/20/2022 - 09/20/2026	492	505
6.000% due 08/20/2034	678	741

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
7.500% due 09/15/2025 - 11/15/2030	$2,133	$2,344
8.500% due 05/15/2028 - 07/15/2030	23	26

Small Business Administration
4.625% due 02/01/2025	133	139
5.090% due 10/01/2025	75	80

		255,777

U.S. TREASURY OBLIGATIONS 2.7%

U.S. Treasury Bonds
5.500% due 08/15/2028 (d)	1,400	1,671

U.S. Treasury Notes
0.875% due 04/30/2011 (d)(g)	7,018	7,040
1.000% due 08/31/2011 (d)	2,955	2,962
1.125% due 06/30/2011 (g)	4,087	4,113
1.125% due 01/15/2012 (d)	35,000	35,019

		50,805

Total United States (Cost $861,994)		726,953

SHORT-TERM INSTRUMENTS 2.8%

CERTIFICATES OF DEPOSIT 0.8%

Calyon Financial, Inc.
0.318% due 06/29/2010	$15,000	14,996

REPURCHASE AGREEMENTS 0.1%

State Street Bank and Trust Co.
0.010% due 10/01/2009	1,987	1,987

(Dated 09/30/2009. Collateralized by U.S. Treasury Bills 0.000% due 11/27/2009 valued at $2,030. Repurchase proceeds are $1,987.)

U.S. TREASURY BILLS 0.6%
0.204% due 02/25/2010 - 03/25/2010 (b)(d)(e)(f)	10,240	10,233

	SHARES
SHORT-TERM FLOATING NAV PORTFOLIO (c) 1.3%
	2,438,697	24,419

Total Short-Term Instruments (Cost $51,635)		51,635

PURCHASED OPTIONS (i) 0.6%
(Cost $5,124)		10,832

Total Investments 94.1% (Cost $1,808,586)		$1,732,800

Written Options (j) (0.0%) (Premiums $880)		(573)

Other Assets and Liabilities (Net) 5.9%		109,485

Net Assets 100.0%		$1,841,712

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Security is in default.
(b)	Coupon represents a weighted average rate.
(c)	Affiliated to the Portfolio.
(d)	Securities with an aggregate market value of $25,507 have been pledged as collateral for swap and swaption contracts on September 30, 2009.

66	PIMCO Funds	Private Account Portfolio Series	See Accompanying Notes

(Unaudited) September 30, 2009

(e)	Securities with an aggregate market value of $1,119 have been pledged as collateral for foreign currency contracts on September 30, 2009.
(f)	Securities with an aggregate market value of $710 have been pledged as collateral for delayed-delivery mortgage-backed securities on September 30, 2009.
(g)	Securities with an aggregate market value of $7,945 and cash of $190 have been pledged as collateral for the following open futures contracts on September 30, 2009:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation
90-Day Euribor December Futures	Long	12/2010	857	$1,246
90-Day Euribor September Futures	Long	09/2010	1,170	2,390
U.S. Treasury 5-Year Note December Futures	Long	12/2009	14	21
United Kingdom 90-Day LIBOR Sterling Interest Rate June Futures	Long	06/2010	1,243	2,069
United Kingdom 90-Day LIBOR Sterling Interest Rate March Futures	Long	03/2011	317	218
United Kingdom 90-Day LIBOR Sterling Interest Rate September Futures	Long	09/2010	3,835	7,317

				$13,261

(h)	Swap agreements outstanding on September 30, 2009:

Credit Default Swaps on Corporate, Sovereign, and U.S. Municipal Issues - Buy Protection (1)

Reference Entity	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at September 30, 2009 (2)	Notional Amount (3)	Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Black & Decker Corp.	BOA	(0.950%	)	12/20/2016	1.227%	$5,000	$85	$147	$(62)
Cadbury Schweppes U.S. Finance LLC	BOA	(0.460%	)	12/20/2013	0.479%	7,000	5	0	5
Cardinal Health, Inc.	DUB	(0.610%	)	06/20/2017	0.501%	8,000	(62)	35	(97)
Computer Sciences Corp.	BOA	(1.160%	)	03/20/2018	0.372%	6,000	(357)	(91)	(266)
Fortune Brands, Inc.	BOA	(0.812%	)	03/20/2016	1.582%	5,700	247	237	10
Macy’s Retail Holdings, Inc.	DUB	(2.780%	)	12/20/2016	3.059%	6,000	91	4	87
Marriott International, Inc.	BOA	(1.650%	)	06/20/2017	1.327%	6,000	(130)	611	(741)
Marriott International, Inc.	DUB	(4.230%	)	12/20/2015	1.276%	2,750	(453)	0	(453)
Maytag Corp.	DUB	(0.650%	)	06/20/2015	0.504%	5,700	(45)	3	(48)
Mohawk Industries, Inc.	UBS	(1.550%	)	03/20/2016	1.968%	6,000	136	326	(190)
NiSource Finance Corp.	JPM	(2.960%	)	03/20/2013	1.449%	5,000	(253)	0	(253)
Nucor Corp.	BOA	(0.365%	)	12/20/2017	0.648%	5,700	116	399	(283)
Rexam PLC	CITI	(4.000%	)	06/20/2013	1.075%	4,000	(420)	0	(420)
RR Donnelley & Sons Co.	BOA	(1.030%	)	06/20/2014	2.159%	5,800	279	242	37
Starwood Hotels & Resorts Worldwide, Inc.	BOA	(1.490%	)	06/20/2018	2.973%	5,000	479	566	(87)

							$(282)	$2,479	$(2,761)

(1)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, U.S. municipal issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	3-Month AUD Bank Bill	4.500%	06/15/2011	DUB	AUD	261,500	$(2,015)	$143	$(2,158)
Pay	3-Month USD-LIBOR	4.000%	06/17/2014	RBS		$2,000	149	132	17
Pay	3-Month USD-LIBOR	3.000%	12/16/2039	BNP		3,300	(567)	127	(694)
Pay	6-Month AUD Bank Bill	4.500%	06/15/2012	DUB	AUD	685,000	(14,001)	(2,623)	(11,378)
Pay	6-Month EUR-LIBOR	3.500%	09/16/2014	JPM	EUR	8,000	453	(39)	492

							$(15,981)	$(2,260)	$(13,721)

(i)	Purchased options outstanding on September 30, 2009:

Foreign Currency Options
Description	Exercise Price	Expiration Date	Notional Amount	Cost	Market Value
Call - OTC USD versus JPY	JPY 105.200	03/31/2010	$17,000	$716	$22
Put - OTC USD versus JPY	105.200	03/31/2010	17,000	716	2,970
Call - OTC USD versus JPY	105.400	03/31/2010	44,000	1,846	56
Put - OTC USD versus JPY	105.400	03/31/2010	44,000	1,846	7,784

				$5,124	$10,832

See Accompanying Notes	Semiannual Report	September 30, 2009	67

Schedule of Investments  International Portfolio   (Cont.)

(j)	Written options outstanding on September 30, 2009:

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Premium	Market Value
Put - OTC 7-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Pay	6.000%	08/31/2010	$36,600	$245	$170
Put - OTC 7-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	6.000%	08/31/2010	87,000	635	403

							$880	$573

Transactions in written call and put options for the period ended September 30, 2009:

	Notional Amount	Premium
Balance at 03/31/2009	$0	$0
Sales	123,600	880
Closing Buys	0	0
Expirations	0	0
Exercised	0	0

Balance at 09/30/2009	$ 123,600	$880

(k)	Restricted securities as of September 30, 2009:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Kreditanstalt fuer Wiederaufbau	0.153%	11/26/2010	05/19/2009	$1,747	$1,907	0.10%

(l)	Short sales outstanding on September 30, 2009:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Market Value
Fannie Mae	5.500%	11/01/2039	$43,000	$44,797	$44,834
Fannie Mae	6.000%	10/01/2039	200	210	211
Fannie Mae	6.000%	11/01/2039	127,500	133,815	134,094

				$178,822	$179,139

(m)	Foreign currency contracts outstanding on September 30, 2009:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	AUD	21,000	10/2009	BCLY	$407	$0	$407
Buy		1,250	10/2009	CITI	17	0	17
Sell		26,310	10/2009	JPM	0	(257)	(257)
Sell		47,310	10/2009	RBS	0	(2,389)	(2,389)
Sell	BRL	47,075	10/2009	CITI	0	(1,572)	(1,572)
Buy		227,666	10/2009	GSC	15,517	0	15,517
Sell		47,025	10/2009	HSBC	0	(1,544)	(1,544)
Sell		133,566	10/2009	RBC	0	(1,985)	(1,985)
Buy		133,566	02/2010	RBC	1,965	0	1,965
Sell	CAD	87,836	10/2009	CITI	0	(835)	(835)
Buy		27,804	10/2009	RBC	0	(29)	(29)
Buy		1,800	10/2009	RBS	9	0	9
Buy	CHF	8,393	10/2009	RBC	329	0	329
Buy		8,393	12/2009	HSBC	0	(39)	(39)
Sell	EUR	149,166	10/2009	BCLY	0	(4,206)	(4,206)
Sell		162,633	10/2009	BNP	0	(5,097)	(5,097)
Buy		600	10/2009	HSBC	0	0	0
Buy		200	10/2009	JPM	0	(2)	(2)
Sell		550	10/2009	JPM	6	0	6
Sell		26,309	10/2009	MSC	0	(877)	(877)
Buy		4,809	10/2009	RBC	168	0	168
Sell		444	10/2009	RBC	4	0	4
Sell		65,529	10/2009	RBS	409	(520)	(111)
Sell		54,909	10/2009	UBS	425	0	425
Sell	GBP	42,920	10/2009	BNP	3,084	0	3,084
Buy		2,000	10/2009	HSBC	21	0	21
Buy		2,229	10/2009	JPM	0	(78)	(78)

68	PIMCO Funds	Private Account Portfolio Series	See Accompanying Notes

(Unaudited) September 30, 2009

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	GBP	1,838	10/2009	RBC	$5	$0	$5
Buy		25,000	10/2009	RBS	0	(591)	(591)
Sell	HKD	5	12/2009	DUB	0	0	0
Sell		12	12/2009	JPM	0	0	0
Sell		5	12/2009	MSC	0	0	0
Sell	JPY	4,343,914	10/2009	BNP	0	(1,447)	(1,447)
Sell		3,111,087	10/2009	RBS	0	(862)	(862)
Buy	KRW	838,009	11/2009	BCLY	51	0	51
Buy		29,810	11/2009	BOA	1	0	1
Buy		710,460	11/2009	CITI	43	0	43
Buy		635,599	11/2009	RBS	44	0	44
Buy	MXN	489	11/2009	CITI	3	0	3
Sell		489	11/2009	DUB	0	(1)	(1)
Buy	NZD	1,587	10/2009	CITI	7	0	7
Buy		9,913	10/2009	RBC	51	0	51
Buy		9,913	10/2009	RBS	395	0	395
Buy	SEK	11,492	10/2009	RBS	160	0	160
Buy		11,492	12/2009	HSBC	0	(1)	(1)

					$23,121	$(22,332)	$789

(n)	Fair Value Measurements +

The following is a summary of the fair valuations according to the inputs used as of September 30, 2009 in valuing the Portfolio’s assets and liabilities:

Category ++	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 09/30/2009
Canada	$0	$120,118	$0	$120,118
France	0	223,038	0	223,038
Italy	0	118,613	0	118,613
Netherlands	0	176,824	0	176,824
United States	0	726,953	0	726,953
Other Investments +++	24,419	342,835	0	367,254

Investments, at value	$24,419	$1,708,381	$0	$1,732,800

Short Sales, at value	$0	$(179,139)	$0	$(179,139)

Financial Derivative Instruments ++++	$13,261	$(16,266)	$0	$(3,005)

Total	$37,680	$1,512,976	$0	$1,550,656

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio during the period ending September 30, 2009:

Category ++	Beginning Balance at 03/31/2009	Net Purchases/ (Sales)	Accrued Discounts/ (Premiums)	Realized Gain/ (Loss)	Net Change in Unrealized Appreciation/ (Depreciation)	Net Transfers In/ (Out) of Level 3	Ending Balance at 09/30/2009	Net Change in Unrealized Appreciation/ (Depreciation) on investments held at 09/30/2009
Other Investments +++	$7	$(7)	$0	$1	$(1)	$0	$0	$0

Financial Derivative Instruments ++++	$12	$0	$0	$0	$(12)	$0	$0	$0

Total	$19	$(7)	$0	$1	$(13)	$0	$0	$0

+	See note 2 in the Notes to Financial Statements for additional information.
++	Refer to the Schedule of Investments for additional information.
+++	Sum of all other categories each of which individually has an aggregate market value of less than 5% of net assets.
++++	Financial derivative instruments may include open futures contracts, swap contracts, written options, and foreign currency contracts.

See Accompanying Notes	Semiannual Report	September 30, 2009	69

Schedule of Investments  International Portfolio   (Cont.)

(o)	Fair Value of Derivative Instruments ^

The following is a summary of the fair valuations of the Portfolio’s derivative instruments categorized by risk exposure:

Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of September 30, 2009:

	Derivatives not accounted for as hedging instruments
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Other Contracts	Total
Assets:
Investments, at value (purchased options)	$0	$10,832	$0	$0	$0	$10,832
Variation margin receivable ^^	13,261	0	0	0	0	13,261
Unrealized appreciation on foreign currency contracts	0	23,121	0	0	0	23,121
Unrealized appreciation on swap agreements	509	0	139	0	0	648

	$13,770	$33,953	$139	$0	$0	$47,862

Liabilities:
Written options outstanding	$573	$0	$0	$0	$0	$573
Unrealized depreciation on foreign currency contracts	0	22,332	0	0	0	22,332
Unrealized depreciation on swap agreements	14,230	0	2,900	0	0	17,130

	$14,803	$22,332	$2,900	$0	$0	$40,035

The Effect of Derivative Instruments on the Statement of Operations for the Six Months Ended September 30, 2009:

	Derivatives not accounted for as hedging instruments
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result from Operations:
Net realized gain (loss) on futures contracts, written options and swaps	$168,714	$0	$(2,019)	$0	$0	$166,695
Net realized (loss) on foreign currency transactions	0	(68,615)	0	0	0	(68,615)

	$168,714	$(68,615)	$(2,019)	$0	$0	$98,080

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result from Operations:
Net change in unrealized appreciation on investments (purchased options)	$0	$3,776	$0	$0	$0	$3,776
Net change in unrealized (depreciation) on futures contracts, written options and swaps	(156,123)	0	(1,222)	0	0	(157,345)
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	0	5,007	0	0	0	5,007

	$(156,123)	$8,783	$(1,222)	$0	$0	$(148,562)

^	See note 2 in the Notes to Financial Statements for additional information.
^^	The Fair Values of Derivative Instruments may include cumulative appreciation/depreciation of futures contracts as reported in the Notes to Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

70	PIMCO Funds	Private Account Portfolio Series	See Accompanying Notes

Schedule of Investments Investment Grade Corporate Portfolio	(Unaudited) September 30, 2009

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CORPORATE BONDS & NOTES 91.8%

BANKING & FINANCE 53.2%

AGFC Capital Trust I
6.000% due 01/15/2067	$3,080	$1,278

Allstate Corp.
5.000% due 08/15/2014	500	528

Allstate Life Global Funding Trusts
5.375% due 04/30/2013	30,500	32,501

American Express Bank FSB
0.324% due 07/13/2010	2,900	2,844
0.376% due 05/29/2012	750	702
5.500% due 04/16/2013	19,400	20,498
6.000% due 09/13/2017	20,200	20,929

American Express Centurion Bank
0.324% due 07/13/2010	28,800	28,537

American Express Co.
6.150% due 08/28/2017	3,310	3,482
6.800% due 09/01/2066	1,405	1,215
7.000% due 03/19/2018	41,200	45,396
8.150% due 03/19/2038	1,400	1,714

American Express Credit Corp.
0.396% due 10/04/2010	1,000	988
5.875% due 05/02/2013	46,505	49,364

American Express Travel Related Services Co., Inc.
0.461% due 06/01/2011	6,600	6,329

American International Group, Inc.
0.392% due 03/20/2012	3,000	2,524
0.536% due 01/29/2010	2,100	2,085
0.620% due 10/18/2011	3,500	3,084
4.250% due 05/15/2013	1,000	834
4.950% due 03/20/2012	9,000	8,104
5.450% due 05/18/2017	8,090	5,874
5.850% due 01/16/2018	31,235	22,648
6.250% due 03/15/2087	15,300	7,650
8.175% due 05/15/2058	116,500	70,774
8.250% due 08/15/2018	14,700	12,511

ANZ National International Ltd.
6.200% due 07/19/2013	37,000	40,527

AvalonBay Communities, Inc.
6.100% due 03/15/2020	5,300	5,473

AXA S.A.
6.463% due 12/29/2049	10,000	7,900

BAC Capital Trust XIV
5.630% due 12/31/2049	20	13

Bank of America Corp.
0.765% due 10/14/2016	4,700	3,823
4.750% due 08/01/2015	2,400	2,374
5.625% due 10/14/2016	300	304
5.650% due 05/01/2018	6,940	6,864
5.750% due 12/01/2017	5,970	5,969
6.000% due 09/01/2017	3,100	3,141
7.375% due 05/15/2014	3,390	3,777
7.625% due 06/01/2019	3,235	3,652

Bank of America N.A.
6.000% due 06/15/2016	100	100

Bank of Scotland PLC
0.374% due 12/08/2010	23,450	22,913

BankAmerica Capital III
1.079% due 01/15/2027	290	169

Banque Paribas
6.950% due 07/22/2013	3,850	4,262

Barclays Bank PLC
0.464% due 03/23/2017	12,000	10,461
5.200% due 07/10/2014	5,000	5,289
5.450% due 09/12/2012	26,700	28,719

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.050% due 12/04/2017	$12,425	$12,524
6.750% due 05/22/2019	900	1,008
6.860% due 09/29/2049	360	283
7.434% due 09/29/2049	24,290	21,618
10.179% due 06/12/2021	36,000	47,404

Bear Stearns Cos. LLC
0.650% due 08/15/2011	1,645	1,638
0.910% due 07/19/2010	500	501
4.650% due 07/02/2018	17,800	17,016
5.550% due 01/22/2017	7,630	7,730
6.400% due 10/02/2017	37,795	41,181
6.950% due 08/10/2012	3,760	4,189
7.250% due 02/01/2018	8,200	9,380

Berkshire Hathaway Finance Corp.
5.400% due 05/15/2018	90	97

BNP Paribas
0.509% due 12/09/2016	1,000	979
5.186% due 06/29/2049	17,700	14,068
7.195% due 06/29/2049	5,600	4,928

Branch Banking & Trust Co.
0.620% due 09/13/2016	23,000	19,615

Canadian Oil Sands Ltd.
7.750% due 05/15/2019	1,000	1,160

Capital One Financial Corp.
5.500% due 06/01/2015	15,000	15,555

Caterpillar Financial Services Corp.
0.808% due 06/25/2010	550	552
1.033% due 06/24/2011	5,000	5,037
7.150% due 02/15/2019	199	231

CBA Capital Trust II
6.024% due 03/29/2049	8,265	6,872

Cedar Brakes II LLC
9.875% due 09/01/2013	578	586

CIT Group, Inc.
0.704% due 02/13/2012	5,970	3,943
0.782% due 07/28/2011	4,500	3,156
5.400% due 03/07/2013	980	629

Citigroup Capital XXI
8.300% due 12/21/2057	51,000	45,836

Citigroup, Inc.
0.519% due 05/18/2011	16,400	16,002
0.579% due 05/18/2010	22,650	22,553
0.604% due 08/13/2010	100	99
4.125% due 02/22/2010	695	702
5.000% due 09/15/2014	15,140	14,429
5.300% due 10/17/2012	110	114
5.500% due 04/11/2013	6,210	6,362
6.000% due 08/15/2017	15,800	15,608
6.125% due 11/21/2017	15,410	15,324
6.125% due 05/15/2018	415	409
6.125% due 08/25/2036	7,700	6,628
6.375% due 08/12/2014	2,300	2,381
6.500% due 08/19/2013	1,130	1,188
6.625% due 06/15/2032	10,000	9,112
8.125% due 07/15/2039	800	898
8.500% due 05/22/2019	510	577

CNA Financial Corp.
5.850% due 12/15/2014	2,000	1,893
6.000% due 08/15/2011	2,000	2,010

Countrywide Financial Corp.
0.908% due 05/07/2012	900	867
5.800% due 06/07/2012	4,375	4,619
6.250% due 05/15/2016	4,000	4,013

Credit Agricole S.A.
6.637% due 05/29/2049	24,035	17,425

Credit Suisse New York
5.000% due 05/15/2013	23,000	24,370

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Credit Suisse USA, Inc.
0.538% due 03/02/2011	$3,000	$3,003
0.749% due 01/15/2010	1,800	1,801
6.125% due 11/15/2011	170	184

Danske Bank A/S
5.914% due 12/29/2049	10,100	7,380

Duke Realty LP
8.250% due 08/15/2019	4,100	4,288

EnCana Holdings Finance Corp.
5.800% due 05/01/2014	1,000	1,084

FIA Card Services N.A.
6.625% due 06/15/2012	4,837	5,190
7.125% due 11/15/2012	1,300	1,406

First Union Capital I
7.935% due 01/15/2027	10,525	10,546

Fleet Capital Trust V
1.292% due 12/18/2028	3,000	1,748

General Electric Capital Corp.
4.250% due 12/01/2010	30	31
5.250% due 10/19/2012	75	79
5.625% due 09/15/2017	5,060	5,132
5.875% due 01/14/2038	20,000	18,402
6.375% due 11/15/2067	2,685	2,225
6.750% due 03/15/2032	9,900	10,137
6.875% due 01/10/2039	9,055	9,514

Genworth Global Funding Trusts
0.699% due 04/15/2014	100	79

GMAC LLC
6.750% due 12/01/2014	100	84
6.875% due 08/28/2012	100	91
8.000% due 11/01/2031	120	96

Goldman Sachs Capital II
5.793% due 12/29/2049	15,010	10,882

Goldman Sachs Group, Inc.
0.326% due 12/23/2009	3,500	3,500
0.583% due 06/28/2010	3,350	3,356
0.651% due 02/06/2012	3,600	3,544
0.739% due 03/22/2016	6,100	5,762
0.905% due 07/22/2015	10,000	9,320
1.010% due 01/12/2015	2,800	2,684
4.500% due 06/15/2010	125	128
5.300% due 02/14/2012	200	211
5.350% due 01/15/2016	100	103
5.450% due 11/01/2012	50	54
5.500% due 11/15/2014	281	298
5.700% due 09/01/2012	800	864
5.750% due 10/01/2016	21,497	22,559
5.950% due 01/18/2018	17,600	18,289
6.150% due 04/01/2018	20,170	21,252
6.250% due 09/01/2017	27,100	28,707
6.450% due 05/01/2036	9,700	9,669
6.750% due 10/01/2037	16,200	16,772
7.500% due 02/15/2019	14,386	16,480

Governor & Co. of the Bank of Ireland
0.342% due 12/18/2009	2,000	1,997

HBOS Capital Funding LP
6.071% due 06/29/2049	14,500	8,410

HBOS PLC
5.375% due 11/29/2049	8,800	5,764
6.000% due 11/01/2033	1,265	892
6.750% due 05/21/2018	31,080	27,762

HSBC Bank USA N.A.
4.625% due 04/01/2014	500	517
7.000% due 01/15/2039	5,600	6,563

HSBC Capital Funding LP
4.610% due 12/29/2049	21,750	17,098

See Accompanying Notes	Semiannual Report	September 30, 2009	71

Schedule of Investments  Investment Grade Corporate Portfolio  (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

HSBC Finance Corp.
0.380% due 03/12/2010	$2,500	$2,492
0.649% due 09/14/2012	1,500	1,423
0.674% due 08/09/2011	20,500	19,906
0.772% due 04/24/2012	2,350	2,242
0.791% due 06/01/2016	500	445
6.750% due 05/15/2011	130	137

HSBC Holdings PLC
6.500% due 05/02/2036	7,900	8,587
6.500% due 09/15/2037	9,100	9,876
6.800% due 06/01/2038	2,200	2,477
7.625% due 05/17/2032	730	856

International Lease Finance Corp.
5.250% due 01/10/2013	5,000	4,034
5.350% due 03/01/2012	655	557
5.750% due 06/15/2011	1,780	1,622

JPMorgan Chase & Co.
4.750% due 05/01/2013	135	143
5.125% due 09/15/2014	135	141
5.150% due 10/01/2015	200	208
5.750% due 01/02/2013	4,125	4,407
6.000% due 01/15/2018	6,245	6,714
6.400% due 05/15/2038	17,585	19,756
7.900% due 04/29/2049	22,100	21,284

JPMorgan Chase Bank N.A.
0.630% due 06/13/2016	5,000	4,658
5.875% due 06/13/2016	250	262
6.000% due 10/01/2017	30,000	31,603

JPMorgan Chase Capital XIII
1.232% due 09/30/2034	3,000	1,985

JPMorgan Chase Capital XVIII
6.950% due 08/01/2066	200	192

JPMorgan Chase Capital XX
6.550% due 09/15/2066	1,200	1,118

Lehman Brothers Holdings, Inc.
2.907% due 11/16/2009 (a)	9,946	1,716
2.951% due 05/25/2010 (a)	6,772	1,168
4.375% due 11/30/2010 (a)	2,850	499
4.500% due 07/26/2010 (a)	140	24
5.250% due 02/06/2012 (a)	75	13
5.875% due 11/15/2017 (a)	8,150	1,426
6.875% due 05/02/2018 (a)	16,693	3,046
6.875% due 07/17/2037 (a)	2,100	0
7.020% due 05/12/2014 (a)	5,190	895
7.500% due 05/11/2038 (a)	10,000	1

Lloyds Banking Group PLC
5.920% due 09/29/2049	13,000	7,475
6.267% due 11/29/2049	10,000	5,707

Macquarie Group Ltd.
7.300% due 08/01/2014	6,500	6,949

Marsh & McLennan Cos., Inc.
5.150% due 09/15/2010	2,000	2,042

MassMutual Global Funding II
3.625% due 07/16/2012	10,000	10,313

MBNA Capital B
1.283% due 02/01/2027	2,000	1,246

Merrill Lynch & Co., Inc.
0.544% due 06/05/2012	5,000	4,811
0.692% due 02/05/2010	100	100
5.450% due 02/05/2013	600	623
5.450% due 07/15/2014	1,275	1,329
6.050% due 08/15/2012	15,300	16,331
6.400% due 08/28/2017	20,000	20,288
6.875% due 04/25/2018	27,780	29,263

MetLife, Inc.
5.000% due 11/24/2013	700	724
6.400% due 12/15/2066	20	17
6.750% due 06/01/2016	1,565	1,750

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Metropolitan Life Global Funding I
0.480% due 05/17/2010	$250	$250
0.674% due 08/13/2012	2,250	2,117
1.035% due 06/25/2010	4,000	4,008
1.418% due 09/17/2012	3,500	3,492
5.125% due 04/10/2013	9,185	9,534

Mizuho Financial Group Cayman Ltd.
5.790% due 04/15/2014	1,500	1,587

Morgan Stanley
0.333% due 01/15/2010	2,500	2,499
0.760% due 01/18/2011	3,200	3,171
0.838% due 01/09/2014	26,240	24,440
0.960% due 10/18/2016	15,750	14,087
0.989% due 10/15/2015	5,255	4,814
2.550% due 05/14/2010	735	743
4.750% due 04/01/2014	11,070	11,004
5.450% due 01/09/2017	5,000	5,017
5.550% due 04/27/2017	930	928
5.625% due 01/09/2012	4,512	4,784
5.750% due 10/18/2016	10,000	10,167
6.000% due 05/13/2014	3,600	3,838
6.000% due 04/28/2015	17,345	18,393
6.250% due 08/28/2017	4,800	5,004
6.600% due 04/01/2012	1,060	1,153
6.625% due 04/01/2018	53,900	57,088
7.300% due 05/13/2019	5,800	6,393

MUFG Capital Finance 1 Ltd.
6.346% due 07/29/2049	26,900	24,888

National Australia Bank Ltd.
5.350% due 06/12/2013	20,000	21,347

National City Bank
0.387% due 06/18/2010	1,100	1,094
5.250% due 12/15/2016	10,000	9,571

National City Bank of Kentucky
6.300% due 02/15/2011	2,350	2,450

National City Bank of Pennsylvania
7.250% due 10/21/2011	853	915

National Rural Utilities Cooperative Finance Corp.
4.750% due 03/01/2014	150	159
7.250% due 03/01/2012	1,125	1,243
10.375% due 11/01/2018	1,095	1,451

New York Life Global Funding
5.250% due 10/16/2012	500	536

Pacific Life Global Funding
5.150% due 04/15/2013	9,000	9,422

Pacific Life Insurance Co.
9.250% due 06/15/2039	2,000	2,300

Pricoa Global Funding I
0.591% due 01/30/2012	965	914

Princeton University
4.950% due 03/01/2019	3,000	3,211

Rabobank Nederland NV
3.000% due 09/18/2012	800	823
11.000% due 06/29/2049	25,608	31,457

Resona Bank Ltd.
5.850% due 09/29/2049	6,900	5,976

Royal Bank of Scotland Group PLC
0.572% due 08/29/2017	8,200	6,395
0.710% due 04/11/2016	40,000	32,242
6.990% due 10/29/2049	26,135	13,607
7.640% due 03/29/2049	600	294
9.118% due 03/31/2049	10,045	9,293

Santander Issuances S.A. Unipersonal
5.805% due 06/20/2016	600	534

Santander Perpetual S.A. Unipersonal
6.671% due 10/29/2049	1,900	1,674

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Simon Property Group LP
6.750% due 05/15/2014	$5,000	$5,370

SLM Corp.
0.499% due 03/15/2011	200	180
0.734% due 10/25/2011	1,000	839
0.804% due 01/27/2014	954	603
4.000% due 01/15/2010	110	109
8.450% due 06/15/2018	5,480	4,378

SMFG Preferred Capital USD 1 Ltd.
6.078% due 01/29/2049	9,609	8,441

SMFG Preferred Capital USD 3 Ltd.
9.500% due 07/29/2049	17,550	19,490

Societe Generale
5.750% due 04/20/2016	35,735	36,752

Sovereign Bancorp, Inc.
0.519% due 03/23/2010	2,000	1,998

State Street Capital Trust III
8.250% due 03/15/2042	3,131	3,067

State Street Capital Trust IV
1.299% due 06/01/2077	15,500	10,062

Sumitomo Mitsui Banking Corp.
5.625% due 07/29/2049	5,600	5,332

SunTrust Capital VIII
6.100% due 12/01/2066	118	82

Targeted Return Index Securities Trust
6.814% due 01/15/2012	495	527

Tiers Trust
8.125% due 09/15/2017	591	425

U.S. Bank N.A.
0.785% due 10/14/2014	45,815	42,330

UBS AG
1.392% due 05/05/2010	1,100	1,102
5.750% due 04/25/2018	18,400	18,731
5.875% due 12/20/2017	11,840	12,140

UBS Preferred Funding Trust V
6.243% due 05/29/2049	19,100	14,554

UFJ Finance Aruba AEC
6.750% due 07/15/2013	24,482	27,237

USB Capital IX
6.189% due 10/29/2049	16,250	12,634

Wachovia Bank N.A.
0.629% due 03/15/2016	4,000	3,568
6.600% due 01/15/2038	250	275

Wachovia Capital Trust III
5.800% due 03/29/2049	34,340	24,210

Wachovia Capital Trust V
7.965% due 06/01/2027	5,000	4,191

Wachovia Corp.
0.511% due 03/01/2012	6,500	6,358
0.569% due 06/15/2017	16,471	14,209
0.639% due 10/15/2011	200	197
0.673% due 08/01/2013	200	191
5.500% due 05/01/2013	46,100	49,382
5.750% due 02/01/2018	745	790

WEA Finance LLC
6.750% due 09/02/2019	6,900	6,994

Wells Fargo & Co.
4.950% due 10/16/2013	2,000	2,057
5.250% due 10/23/2012	160	171
5.625% due 12/11/2017	490	516
7.980% due 03/29/2049	22,800	20,862

Wells Fargo Bank N.A.
0.650% due 05/16/2016	10,700	9,253
4.750% due 02/09/2015	3,125	3,173

72	PIMCO Funds	Private Account Portfolio Series	See Accompanying Notes

(Unaudited) September 30, 2009

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Wells Fargo Capital X
5.950% due 12/15/2086	$11,567	$10,092

Wells Fargo Capital XIII
7.700% due 12/29/2049	28,505	25,227

Xstrata Finance Canada Ltd.
5.800% due 11/15/2016	6,100	6,009

		2,344,655

INDUSTRIALS 20.0%

AIG SunAmerica Global Financing VI
6.300% due 05/10/2011	140	138

Altria Group, Inc.
9.250% due 08/06/2019	10,000	12,240
9.700% due 11/10/2018	3,000	3,732
9.950% due 11/10/2038	10,056	13,712
10.200% due 02/06/2039	29,000	40,372

Amgen, Inc.
5.700% due 02/01/2019	2,800	3,084
5.850% due 06/01/2017	150	165
6.375% due 06/01/2037	500	572
6.400% due 02/01/2039	10,050	11,561

Anadarko Petroleum Corp.
7.950% due 06/15/2039	5,000	6,082

Apache Corp.
5.625% due 01/15/2017	200	218
6.000% due 01/15/2037	2,600	2,903

ArcelorMittal
9.850% due 06/01/2019	840	995

AstraZeneca PLC
6.450% due 09/15/2037	3,300	3,898

AutoZone, Inc.
5.500% due 11/15/2015	2,500	2,656

BHP Billiton Finance USA Ltd.
6.500% due 04/01/2019	25	29

BP AMI Leasing, Inc.
5.523% due 05/08/2019	850	935

Burlington Northern Santa Fe Corp.
4.875% due 01/15/2015	1,527	1,606
5.650% due 05/01/2017	1,960	2,113
8.125% due 04/15/2020	7,000	8,413

Canadian National Railway Co.
6.900% due 07/15/2028	1,200	1,450

Canadian Natural Resources Ltd.
5.700% due 05/15/2017	3,700	3,939
6.500% due 02/15/2037	4,300	4,772
6.750% due 02/01/2039	6,600	7,456

Cenovus Energy, Inc.
5.700% due 10/15/2019	2,200	2,261

CODELCO, Inc.
7.500% due 01/15/2019	9,400	11,395

Colorado Interstate Gas Co.
6.800% due 11/15/2015	49	55

Comcast Cable Communications Holdings, Inc.
8.375% due 03/15/2013	500	581

Comcast Cable Holdings LLC
9.800% due 02/01/2012	1,830	2,109

Comcast Corp.
5.875% due 02/15/2018	16,525	17,642
5.900% due 03/15/2016	100	108
6.450% due 03/15/2037	2,300	2,444
6.500% due 01/15/2017	1,427	1,569
6.950% due 08/15/2037	1,100	1,232
7.050% due 03/15/2033	5,000	5,689

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Computer Sciences Corp.
6.500% due 03/15/2018	$1,000	$1,103

ConAgra Foods, Inc.
6.750% due 09/15/2011	1	1

Covidien International Finance S.A.
6.000% due 10/15/2017	1,500	1,667
6.550% due 10/15/2037	4,300	5,121

CSX Corp.
5.300% due 02/15/2014	400	420
6.250% due 04/01/2015	1,760	1,949

CVS Caremark Corp.
0.661% due 06/01/2010	450	450

CVS Pass-Through Trust
6.943% due 01/10/2030	13,586	13,761

Daimler Finance North America LLC
5.750% due 09/08/2011	2,000	2,102
6.500% due 11/15/2013	140	151
8.000% due 06/15/2010	270	281

Darden Restaurants, Inc.
6.200% due 10/15/2017	2,000	2,105

Delta Air Lines, Inc.
6.619% due 09/18/2012	794	774
7.570% due 11/18/2010	500	495

Dow Chemical Co.
5.900% due 02/15/2015	11,900	12,231
7.600% due 05/15/2014	7,400	8,197
8.550% due 05/15/2019	12,500	14,075
9.400% due 05/15/2039	1,974	2,438

El Paso Corp.
7.750% due 06/15/2010	13,533	13,655
7.800% due 08/01/2031	41,285	38,077
8.050% due 10/15/2030	9,200	8,551

El Paso Natural Gas Co.
8.375% due 06/15/2032	150	181

Enbridge Energy Partners LP
5.875% due 12/15/2016	3,600	3,759

EnCana Corp.
5.900% due 12/01/2017	5,700	6,099
6.500% due 08/15/2034	1,200	1,323
6.500% due 02/01/2038	8,300	8,942
6.625% due 08/15/2037	8,000	8,880

Energy Transfer Partners LP
5.650% due 08/01/2012	9,060	9,562
5.950% due 02/01/2015	3,500	3,680
6.000% due 07/01/2013	4,000	4,244
6.125% due 02/15/2017	2,400	2,503
6.625% due 10/15/2036	6,900	7,185
6.700% due 07/01/2018	500	536
7.500% due 07/01/2038	4,100	4,746
9.700% due 03/15/2019	363	450

Enterprise Products Operating LLC
4.600% due 08/01/2012	1,000	1,037
5.000% due 03/01/2015	900	929
6.300% due 09/15/2017	1,435	1,548
6.500% due 01/31/2019	5,000	5,469

EOG Resources, Inc.
5.875% due 09/15/2017	20,000	22,200

Express Scripts, Inc.
5.250% due 06/15/2012	4,200	4,462
7.250% due 06/15/2019	1,700	2,000

Freeport-McMoRan Copper & Gold, Inc.
8.375% due 04/01/2017	30	32

Gaz Capital S.A.
6.212% due 11/22/2016	130	125
6.510% due 03/07/2022	150	138
8.146% due 04/11/2018	14,000	14,858

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

General Electric Co.
5.000% due 02/01/2013	$325	$343
5.250% due 12/06/2017	10,145	10,429

General Mills, Inc.
5.700% due 02/15/2017	4,500	4,906

Hess Corp.
7.300% due 08/15/2031	2,133	2,405
7.875% due 10/01/2029	1,650	1,938

HJ Heinz Finance Co.
6.000% due 03/15/2012	1,400	1,517
7.125% due 08/01/2039	16,100	19,121

Hospira, Inc.
5.550% due 03/30/2012	100	106
6.050% due 03/30/2017	500	525

International Business Machines Corp.
5.700% due 09/14/2017	100	110

Johnson Controls, Inc.
5.500% due 01/15/2016	2,000	2,075

Kinder Morgan Energy Partners LP
5.000% due 12/15/2013	18	19
5.125% due 11/15/2014	1,900	1,977
5.625% due 02/15/2015	3,770	4,053
5.800% due 03/01/2021	8,000	8,144
5.950% due 02/15/2018	9,981	10,459
6.000% due 02/01/2017	2,230	2,335
6.500% due 02/01/2037	1,150	1,173
6.500% due 09/01/2039	26,900	27,455
6.850% due 02/15/2020	33,500	36,659
6.950% due 01/15/2038	4,939	5,322
7.300% due 08/15/2033	5,500	5,907

Kraft Foods, Inc.
6.500% due 08/11/2017	6,400	6,935
6.875% due 02/01/2038	200	221

L-3 Communications Corp.
5.200% due 10/15/2019 (b)	500	498

Loews Corp.
5.250% due 03/15/2016	2,000	2,029

Merck & Co., Inc.
5.000% due 06/30/2019	900	962

Midcontinent Express Pipeline LLC
5.450% due 09/15/2014	14,000	14,166

New Albertson’s, Inc.
8.000% due 05/01/2031	5,000	4,512

Newmont Mining Corp.
5.875% due 04/01/2035	1,800	1,769

Nokia Corp.
6.625% due 05/15/2039	1,200	1,372

Norfolk Southern Corp.
5.750% due 04/01/2018	2,000	2,179

Northwest Pipeline GP
5.950% due 04/15/2017	990	1,059

Omnicom Group, Inc.
5.900% due 04/15/2016	3,800	4,016

ONEOK Partners LP
6.650% due 10/01/2036	525	561
6.850% due 10/15/2037	9,100	9,853

Pactiv Corp.
6.400% due 01/15/2018	500	526

Petro-Canada
6.050% due 05/15/2018	55	58

Pfizer, Inc.
6.200% due 03/15/2019	230	260

Philip Morris International, Inc.
6.375% due 05/16/2038	23,870	27,568

See Accompanying Notes	Semiannual Report	September 30, 2009	73

Schedule of Investments  Investment Grade Corporate Portfolio  (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Plains All American Pipeline LP
6.125% due 01/15/2017	$1,000	$1,040
6.650% due 01/15/2037	100	106

Procter & Gamble Co.
3.500% due 02/15/2015	10,000	10,256

RadioShack Corp.
7.375% due 05/15/2011	1,900	1,928

Reynolds American, Inc.
0.999% due 06/15/2011	200	197
6.750% due 06/15/2017	10,700	11,142
7.250% due 06/15/2037	7,000	6,953

Rio Tinto Finance USA Ltd.
8.950% due 05/01/2014	2,500	2,954
9.000% due 05/01/2019	3,985	4,901

Roche Holdings, Inc.
6.000% due 03/01/2019	2,415	2,693
7.000% due 03/01/2039	3,315	4,129

Rockies Express Pipeline LLC
6.250% due 07/15/2013	330	357
6.850% due 07/15/2018	6,455	7,229
7.500% due 07/15/2038	1,000	1,185

Rohm and Haas Co.
6.000% due 09/15/2017	10,500	10,479

RR Donnelley & Sons Co.
6.125% due 01/15/2017	3,000	2,834
11.250% due 02/01/2019	4,000	4,759

StatoilHydro ASA
6.500% due 12/01/2028	2,000	2,328

Suncor Energy, Inc.
6.850% due 06/01/2039	2,100	2,292

Systems 2001 Asset Trust LLC
6.664% due 09/15/2013	2,181	2,164
7.156% due 12/15/2011	607	610

Target Corp.
7.000% due 01/15/2038	8,900	10,451

Tennessee Gas Pipeline Co.
7.500% due 04/01/2017	235	265

Time Warner Cable, Inc.
5.850% due 05/01/2017	11,500	12,147
6.200% due 07/01/2013	710	774
6.550% due 05/01/2037	9,400	10,023
6.750% due 07/01/2018	1,890	2,092
8.250% due 04/01/2019	640	775
8.750% due 02/14/2019	1,418	1,750

TransCanada Pipelines Ltd.
5.850% due 03/15/2036	485	515
6.350% due 05/15/2067	500	439
6.500% due 08/15/2018	935	1,057
7.125% due 01/15/2019	3,282	3,880
7.625% due 01/15/2039	24,300	31,121

Transocean, Inc.
6.800% due 03/15/2038	2,000	2,298

UAL 1991 Equipment Trust AB
10.850% due 02/19/2015 (a)	771	235

United Airlines, Inc.
8.390% due 01/21/2011 (a)	1,584	3
10.020% due 03/22/2014 (a)	643	177
10.125% due 03/22/2015 (a)	1,688	515

UnitedHealth Group, Inc.
4.875% due 02/15/2013	140	146
5.800% due 03/15/2036	5,000	4,865

Universal Health Services, Inc.
7.125% due 06/30/2016	500	543

Vivendi
6.625% due 04/04/2018	11,135	11,992

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Wal-Mart Stores, Inc.
5.800% due 02/15/2018	$4,500	$5,063
6.200% due 04/15/2038	1,300	1,485

Weyerhaeuser Co.
6.750% due 03/15/2012	2,100	2,189
7.375% due 03/15/2032	3,000	2,670

Williams Cos., Inc.
8.125% due 03/15/2012	10,000	10,877
8.750% due 01/15/2020	135	156

Wyeth
5.500% due 03/15/2013	2,500	2,709
5.950% due 04/01/2037	1,300	1,437

XTO Energy, Inc.
4.900% due 02/01/2014	885	919
5.500% due 06/15/2018	5,000	5,169
5.650% due 04/01/2016	800	838
6.100% due 04/01/2036	5,000	5,164
6.250% due 04/15/2013	2,640	2,876
6.250% due 08/01/2017	940	1,016
6.500% due 12/15/2018	8,890	9,831

Yum! Brands, Inc.
6.875% due 11/15/2037	5,700	6,335

		881,473

UTILITIES 18.6%

AEP Texas Central Co.
6.650% due 02/15/2033	300	323

Alabama Power Co.
5.500% due 10/15/2017	300	327

Appalachian Power Co.
5.650% due 08/15/2012	5,110	5,492
5.800% due 10/01/2035	9,279	9,190

AT&T Corp.
7.300% due 11/15/2011	1,827	2,025
8.000% due 11/15/2031	44,300	55,371

AT&T, Inc.
5.600% due 05/15/2018	4,300	4,531
5.800% due 02/15/2019	6,300	6,755
6.150% due 09/15/2034	20,000	20,510
6.300% due 01/15/2038	2,400	2,523
6.700% due 11/15/2013	2,937	3,331

BellSouth Corp.
6.550% due 06/15/2034	13,960	14,994

British Telecommunications PLC
5.950% due 01/15/2018	543	551
9.125% due 12/15/2010	4,615	4,971
9.625% due 12/15/2030	3,300	4,239

Bruce Mansfield Unit
6.850% due 06/01/2034	1,686	1,663

BVPS II Funding Corp.
8.890% due 06/01/2017	1,411	1,565

Carolina Power & Light Co.
5.300% due 01/15/2019	8,020	8,704
6.300% due 04/01/2038	3,600	4,214

Consolidated Edison Co. of New York, Inc.
5.850% due 04/01/2018	2,400	2,621
6.650% due 04/01/2019	4,800	5,558
6.750% due 04/01/2038	9,500	11,399

Consumers Energy Co.
4.000% due 05/15/2010	55	56
5.000% due 03/15/2015	300	318
5.150% due 02/15/2017	2,100	2,194
5.375% due 04/15/2013	600	648
5.500% due 08/15/2016	2,230	2,390

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Deutsche Telekom International Finance BV
6.000% due 07/08/2019	$10,000	$10,740
8.500% due 06/15/2010	1,500	1,573
8.750% due 06/15/2030	19,412	25,213
9.250% due 06/01/2032	20,000	27,301

Dominion Resources, Inc.
5.200% due 01/15/2016	3,000	3,117
5.600% due 11/15/2016	1,800	1,921
5.700% due 09/17/2012	830	907
6.000% due 11/30/2017	500	550

Duke Energy Carolinas LLC
5.625% due 11/30/2012	175	193
6.050% due 04/15/2038	1,500	1,700

Duke Energy Corp.
6.250% due 06/15/2018	300	330
6.300% due 02/01/2014	6,000	6,645

Duke Energy Ohio, Inc.
6.900% due 06/01/2025	2,821	3,070

EDF S.A.
6.500% due 01/26/2019	9,300	10,678
6.950% due 01/26/2039	8,948	11,128

Enel Finance International S.A.
5.125% due 10/07/2019 (b)	4,000	3,982
6.000% due 10/07/2039 (b)	3,600	3,581
6.250% due 09/15/2017	32,000	34,530
6.800% due 09/15/2037	13,150	15,320

Energy East Corp.
6.750% due 07/15/2036	1,300	1,482

Entergy Arkansas, Inc.
5.400% due 05/01/2018	8,884	8,773

Entergy Gulf States Louisiana LLC
6.000% due 05/01/2018	1,000	1,052

Entergy Gulf States, Inc.
0.761% due 12/01/2009	2,055	2,053
5.120% due 08/01/2010	625	627
5.250% due 08/01/2015	600	600
6.180% due 03/01/2035	4,965	4,874

Entergy Louisiana LLC
6.500% due 09/01/2018	360	392

Entergy Texas, Inc.
7.125% due 02/01/2019	3,981	4,468

FirstEnergy Corp.
7.375% due 11/15/2031	288	324

FirstEnergy Solutions Corp.
6.050% due 08/15/2021	5,000	5,179

Florida Power Corp.
6.400% due 06/15/2038	9,300	11,044

France Telecom S.A.
7.750% due 03/01/2011	300	325
8.500% due 03/01/2031	1,000	1,387

GG1C Funding Corp.
5.129% due 01/15/2014	1,790	1,777

Indiana Michigan Power Co.
7.000% due 03/15/2019	10,175	11,750

Jersey Central Power & Light Co.
7.350% due 02/01/2019	6,000	7,099

Kentucky Power Co.
6.000% due 09/15/2017	18,600	19,707

Metropolitan Edison Co.
7.700% due 01/15/2019	155	183

MidAmerican Energy Holdings Co.
5.875% due 10/01/2012	240	262
5.950% due 05/15/2037	1,000	1,059
6.125% due 04/01/2036	1,105	1,197
6.500% due 09/15/2037	3,500	3,979

74	PIMCO Funds	Private Account Portfolio Series	See Accompanying Notes

(Unaudited) September 30, 2009

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Nevada Power Co.
7.125% due 03/15/2019	$5,000	$5,699

New Cingular Wireless Services, Inc.
7.875% due 03/01/2011	1,000	1,086

NGPL PipeCo. LLC
6.514% due 12/15/2012	14,190	15,582
7.119% due 12/15/2017	20,380	22,845
7.768% due 12/15/2037	4,000	4,872

Ohio Edison Co.
6.875% due 07/15/2036	1,100	1,264

Ohio Power Co.
6.000% due 06/01/2016	45	48
6.375% due 07/15/2033	12,100	12,557

Oncor Electric Delivery Co.
7.000% due 05/01/2032	1,000	1,204

Pacific Bell Telephone Co.
7.125% due 03/15/2026	8,029	8,990

Pacific Gas & Electric Co.
4.800% due 03/01/2014	800	854
6.050% due 03/01/2034	10,150	11,332

Pacificorp
5.650% due 07/15/2018	971	1,064

PNPP II Funding Corp.
9.120% due 05/30/2016	1,192	1,217

Progress Energy, Inc.
7.100% due 03/01/2011	21	22
7.750% due 03/01/2031	6,850	8,601

PSEG Power LLC
5.320% due 09/15/2016	20,000	20,537
6.950% due 06/01/2012	100	110
7.750% due 04/15/2011	641	693
8.625% due 04/15/2031	6,400	8,683

Public Service Co. of Oklahoma
6.625% due 11/15/2037	2,200	2,394

Public Service Electric & Gas Co.
5.300% due 05/01/2018	4,800	5,148
6.330% due 11/01/2013	2,500	2,818

Qwest Corp.
6.875% due 09/15/2033	9,880	8,052

Sierra Pacific Power Co.
6.750% due 07/01/2037	1,300	1,436

Southern California Edison Co.
5.000% due 01/15/2014	150	161

Telecom Italia Capital S.A.
4.000% due 01/15/2010	2,641	2,659
4.950% due 09/30/2014	9,100	9,429
5.250% due 10/01/2015	5,475	5,677
6.175% due 06/18/2014	5,000	5,430
6.375% due 11/15/2033	1,410	1,446
7.175% due 06/18/2019	25,450	28,457
7.721% due 06/04/2038	14,492	17,268

Telefonica Emisiones SAU
4.949% due 01/15/2015	19,300	20,502
7.045% due 06/20/2036	2,650	3,147

Union Electric Co.
8.450% due 03/15/2039	845	1,141

Utility Contract Funding LLC
7.944% due 10/01/2016	466	493

Verizon Communications, Inc.
5.250% due 04/15/2013	995	1,078
6.100% due 04/15/2018	350	379
6.250% due 04/01/2037	10,000	10,442
6.350% due 04/01/2019	2,680	2,966
6.900% due 04/15/2038	11,000	12,573

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
8.750% due 11/01/2018	$20,650	$25,846
8.950% due 03/01/2039	16,192	22,258

Verizon Global Funding Corp.
7.375% due 09/01/2012	325	370

Verizon Wireless Capital LLC
3.025% due 05/20/2011	5,100	5,279
3.750% due 05/20/2011	1,200	1,239
5.550% due 02/01/2014	1,185	1,282
7.375% due 11/15/2013	1,201	1,381
8.500% due 11/15/2018	313	392

Virginia Electric and Power Co.
5.000% due 06/30/2019	7,500	7,853
5.100% due 11/30/2012	1,250	1,356
5.400% due 04/30/2018	35,500	38,063
5.950% due 09/15/2017	10,000	11,107
6.350% due 11/30/2037	4,400	5,070

Vodafone Group PLC
5.450% due 06/10/2019	655	683

		821,070

Total Corporate Bonds & Notes (Cost $3,913,117)		4,047,198

CONVERTIBLE BONDS & NOTES 0.0%

Amgen, Inc.
0.125% due 02/01/2011	600	602

Transocean, Inc.
1.500% due 12/15/2037	820	795

U.S. Bancorp
0.000% due 09/20/2036	80	75

Total Convertible Bonds & Notes (Cost $1,408)		1,472

MUNICIPAL BONDS & NOTES 0.1%

Dallas, Texas Area Rapid Transit Revenue Bonds, Series 2009
6.249% due 12/01/2034	3,500	3,638

New Jersey State Turnpike Authority Revenue Bonds, Series 2009
7.414% due 01/01/2040	795	982

New York State Metropolitan Transportation Authority Revenue Bonds, Series 2009
7.336% due 11/15/2039	620	767

Utah State Transit Authority Revenue Bonds, Series 2009
5.937% due 06/15/2039	725	787

Total Municipal Bonds & Notes (Cost $5,907)		6,174

U.S. GOVERNMENT AGENCIES 0.2%

Freddie Mac
0.343% due 02/01/2011 (e)	16	16
0.379% due 03/09/2011 (e)	5,129	5,139
0.389% due 05/04/2011 (e)	599	600
0.657% due 04/01/2011 (e)	1,150	1,152

Ginnie Mae
8.500% due 07/15/2030 - 08/15/2030	51	58

Total U.S. Government Agencies (Cost $6,964)		6,965

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY OBLIGATIONS 0.1%

U.S. Treasury Notes
1.000% due 08/31/2011 (g)		$5,000	$5,011

Total U.S. Treasury Obligations (Cost $5,009)			5,011

MORTGAGE-BACKED SECURITIES 0.2%

Citigroup/Deutsche Bank Commercial Mortgage Trust
5.545% due 01/15/2046		8,600	8,031

Total Mortgage-Backed Securities (Cost $8,734)			8,031

ASSET-BACKED SECURITIES 0.0%

Denver Arena Trust
6.940% due 11/15/2019		1,546	1,391

MASTR Asset-Backed Securities Trust
0.326% due 05/25/2037		160	143

Total Asset-Backed Securities (Cost $1,569)			1,534

SOVEREIGN ISSUES 1.1%

Brazil Government International Bond
8.250% due 01/20/2034		1,500	1,985
8.750% due 02/04/2025		3,500	4,638

Mexico Government International Bond
5.950% due 03/19/2019		13,200	13,926
6.050% due 01/11/2040		16,400	16,441

Societe Financement de l’Economie Francaise
0.713% due 07/16/2012		10,700	10,714

Total Sovereign Issues (Cost $46,405)			47,704

FOREIGN CURRENCY-DENOMINATED ISSUES 0.1%

Lehman Brothers Holdings, Inc.
7.875% due 05/08/2018 (a)	GBP	16,500	3,923

Total Foreign Currency-Denominated Issues (Cost $2,501)			3,923

		SHARES
CONVERTIBLE PREFERRED SECURITIES 0.5%

American International Group, Inc.
8.500% due 08/01/2011		86,000	993

Wells Fargo & Co.
7.500% due 12/31/2049		22,000	19,646

Total Convertible Preferred Securities (Cost $22,372)			20,639

PREFERRED STOCKS 0.1%

Goldman Sachs Group, Inc.
3.750% due 12/31/2049		200,000	4,050

Lehman Brothers Holdings, Inc.
5.670% due 12/31/2049 (a)		5,200	3

Total Preferred Stocks (Cost $5,231)			4,053

See Accompanying Notes	Semiannual Report	September 30, 2009	75

Schedule of Investments  Investment Grade Corporate Portfolio  (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 2.7%

REPURCHASE AGREEMENTS 0.1%

State Street Bank and Trust Co.
0.010% due 10/01/2009	$2,587	$2,587

(Dated 09/30/2009. Collateralized by U.S. Treasury Bills 0.000% due 11/27/2009 valued at $2,640. Repurchase proceeds are $2,587.)

U.S. CASH MANAGEMENT BILLS 0.0%
0.215% due 04/01/2010 (e)	958	957

U.S. TREASURY BILLS 0.1%
0.257% due 02/25/2010 - 03/04/2010 (c)(e)(g)	2,672	2,671

SHARES	MARKET VALUE (000S)
SHORT-TERM FLOATING NAV PORTFOLIO (d) 2.5%
10,782,329	$107,963

Total Short-Term Instruments (Cost $114,177)	114,178

Total Investments 96.9% (Cost $4,133,394)	$4,266,882

Written Options (i) (0.0%) (Premiums $677)	(865)

Other Assets and Liabilities (Net) 3.1%	138,406

Net Assets 100.0%	$4,404,423

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Security is in default.
(b)	When-Issued security.
(c)	Coupon represents a weighted average rate.
(d)	Affiliated to the Portfolio.
(e)	Securities with an aggregate market value of $10,322 have been pledged as collateral for swap and swaption contracts on September 30, 2009.
(f)	The average amount of borrowings while outstanding during the period ended September 30, 2009 was $10,331 at a weighted average interest rate of 0.676%. On September 30, 2009, there were no open reverse repurchase agreements.
(g)	Securities with an aggregate market value of $5,223 have been pledged as collateral for the following open futures contracts on September 30, 2009:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation
U.S. Treasury 10-Year Note December Futures	Long	12/2009	2,500	$70
U.S. Treasury 30-Year Bond December Futures	Long	12/2009	60	118

				$188

(h)	Swap agreements outstanding on September 30, 2009:

Credit Default Swaps on Corporate, Sovereign, and U.S. Municipal Issues - Buy Protection (1)
Reference Entity	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at September 30, 2009 (3)	Notional Amount (4)	Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
AutoZone, Inc.	RBS	(0.810%	)	12/20/2015	0.682%	$2,500	$(19)	$0	$(19)
Bank of America Corp.	MLP	(0.170%	)	12/20/2016	1.246%	5,000	335	0	335
Burlington Northern Santa Fe Corp.	BOA	(0.500%	)	06/20/2017	0.458%	1,000	(3)	19	(22)
CNA Financial Corp.	BCLY	(0.285%	)	09/20/2011	2.306%	2,000	77	0	77
CNA Financial Corp.	CITI	(0.470%	)	12/20/2014	2.386%	2,000	174	0	174
Computer Sciences Corp.	MSC	(1.248%	)	03/20/2018	0.372%	1,000	(66)	(11)	(55)
Countrywide Financial Corp.	JPM	(0.710%	)	06/20/2016	2.003%	4,000	298	0	298
CSX Corp.	BNP	(1.000%	)	03/20/2014	0.455%	400	(9)	5	(14)
CVS Caremark Corp.	CSFB	(0.250%	)	09/20/2011	0.275%	1,600	1	0	1
Daimler Finance N.A. LLC	BCLY	(0.535%	)	09/20/2011	0.745%	2,000	8	0	8
Darden Restaurants, Inc.	DUB	(2.250%	)	12/20/2017	1.430%	2,000	(114)	0	(114)
Dominion Resources, Inc.	BOA	(0.455%	)	03/20/2016	0.463%	3,000	1	0	1
Dow Chemical Co.	CITI	(1.000%	)	06/20/2019	1.724%	2,500	137	225	(88)
H.J. Heinz Finance Co.	RBS	(0.380%	)	03/20/2012	0.243%	3,100	(11)	0	(11)
International Lease Finance Corp.	GSC	(0.200%	)	03/20/2013	9.424%	5,000	1,198	0	1,198
Johnson Controls, Inc.	JPM	(0.500%	)	03/20/2016	1.273%	2,000	89	0	89
JPMorgan Chase & Co.	DUB	(1.500%	)	12/20/2018	0.715%	7,300	(451)	0	(451)
Loews Corp.	JPM	(0.280%	)	03/20/2016	0.494%	2,000	25	0	25
Marsh & McLennan Cos., Inc.	MSC	(0.590%	)	09/20/2010	0.320%	2,000	(5)	0	(5)
Merrill Lynch & Co., Inc.	UBS	(2.300%	)	06/20/2018	1.374%	1,300	(87)	0	(87)
Morgan Stanley	RBS	(0.275%	)	12/20/2015	1.412%	2,000	124	0	124
Morgan Stanley	RBS	(0.320%	)	12/20/2016	1.403%	4,000	267	0	267
Omnicom Group, Inc.	MSC	(0.390%	)	06/20/2016	0.668%	3,800	64	0	64
Pactiv Corp.	JPM	(0.800%	)	03/20/2018	0.807%	500	0	27	(27)
RadioShack Corp.	BOA	(1.290%	)	06/20/2011	0.781%	1,900	(17)	0	(17)
RR Donnelley & Sons Co.	BOA	(3.500%	)	03/20/2019	2.489%	4,000	(295)	0	(295)
RR Donnelley & Sons Co.	DUB	(3.250%	)	03/20/2017	2.415%	3,000	(156)	0	(156)
UBS AG	BCLY	(2.260%	)	03/20/2014	0.904%	11,340	(656)	0	(656)
UBS AG	BCLY	(2.280%	)	03/20/2014	0.904%	20,000	(1,174)	0	(1,174)
Universal Health Services, Inc.	BOA	(0.787%	)	06/20/2016	0.667%	500	(3)	33	(36)
Wyeth	MSC	(0.150%	)	03/20/2013	0.216%	2,500	6	0	6

							$(262)	$298	$(560)

76	PIMCO Funds	Private Account Portfolio Series	See Accompanying Notes

(Unaudited) September 30, 2009

Credit Default Swaps on Corporate, Sovereign, and U.S. Municipal Issues - Sell Protection (2)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at September 30, 2009 (3)	Notional Amount (4)	Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
American Electric Power Co., Inc.	MSC	0.410%	09/20/2011	0.329%	$2,000	$3	$0	$3
American Express Co.	JPM	2.750%	03/20/2014	1.278%	400	25	0	25
American Express Co.	RBS	2.050%	03/20/2013	1.226%	4,800	134	0	134
American International Group, Inc.	BCLY	1.150%	06/20/2013	8.099%	7,100	(1,460)	0	(1,460)
American International Group, Inc.	DUB	1.920%	03/20/2013	8.112%	7,000	(1,214)	0	(1,214)
American International Group, Inc.	DUB	1.430%	06/20/2013	8.099%	25,000	(4,932)	0	(4,932)
American International Group, Inc.	JPM	0.350%	06/20/2010	7.856%	2,000	(105)	0	(105)
American International Group, Inc.	RBS	1.200%	06/20/2013	8.099%	1,700	(347)	0	(347)
Brazil Government International Bond	BCLY	2.300%	12/20/2009	0.574%	12,000	124	0	124
Citigroup, Inc.	BCLY	0.290%	09/20/2012	1.844%	20,000	(878)	0	(878)
Citigroup, Inc.	JPM	0.290%	09/20/2012	1.844%	20,000	(878)	0	(878)
Citigroup, Inc.	MSC	1.500%	06/20/2013	1.925%	1,500	(22)	0	(22)
Ford Motor Credit Co. LLC	UBS	3.760%	09/20/2010	4.526%	1,600	(10)	0	(10)
General Electric Capital Corp.	BCLY	0.630%	12/20/2012	1.959%	4,200	(169)	0	(169)
General Electric Capital Corp.	BCLY	1.450%	03/20/2013	1.977%	4,500	(75)	0	(75)
General Electric Capital Corp.	BCLY	1.280%	06/20/2013	1.994%	25,000	(608)	0	(608)
General Electric Capital Corp.	BCLY	4.450%	12/20/2013	2.021%	13,000	1,235	0	1,235
General Electric Capital Corp.	BNP	1.500%	03/20/2013	1.977%	25,000	(377)	0	(377)
General Electric Capital Corp.	BOA	5.000%	06/20/2012	1.858%	100	8	2	6
General Electric Capital Corp.	BOA	7.000%	06/20/2013	1.994%	200	35	0	35
General Electric Capital Corp.	CITI	1.310%	03/20/2013	1.977%	12,000	(256)	0	(256)
General Electric Capital Corp.	DUB	1.070%	12/20/2012	1.959%	5,430	(145)	0	(145)
General Electric Capital Corp.	DUB	4.820%	12/20/2013	2.021%	24,500	2,680	0	2,680
General Electric Capital Corp.	MSC	0.160%	06/20/2011	1.736%	10,000	(266)	0	(266)
General Electric Capital Corp.	WAC	0.160%	06/20/2011	1.736%	10,000	(266)	0	(266)
Goldman Sachs Group, Inc.	RBS	1.600%	03/20/2013	1.026%	4,600	90	0	90
Goldman Sachs Group, Inc.	UBS	0.900%	09/20/2012	1.003%	10,000	(27)	0	(27)
JPMorgan Chase & Co.	RBS	1.050%	03/20/2013	0.667%	4,500	59	0	59
Mexico Government International Bond	BCLY	0.900%	09/20/2010	0.932%	10,000	0	0	0
Mexico Government International Bond	UBS	1.000%	12/20/2010	1.019%	2,500	0	(3)	3
Morgan Stanley	GSC	4.100%	06/20/2012	1.318%	30,000	2,233	0	2,233
Morgan Stanley	GSC	0.900%	09/20/2012	1.331%	4,400	(53)	0	(53)
Morgan Stanley	RBS	2.000%	03/20/2013	1.352%	4,700	103	0	103
Ohio Edison Co.	WAC	0.470%	03/20/2010	0.884%	10,000	(18)	0	(18)
SLM Corp.	BNP	2.870%	12/20/2012	8.932%	5,000	(772)	0	(772)
SLM Corp.	BOA	5.000%	12/20/2010	9.802%	400	(21)	(41)	20
SLM Corp.	BOA	2.950%	03/20/2013	8.870%	4,300	(686)	0	(686)
SLM Corp.	CITI	5.000%	09/20/2011	9.000%	2,000	(134)	(90)	(44)
SLM Corp.	DUB	2.900%	12/20/2012	8.932%	2,000	(307)	0	(307)
SLM Corp.	DUB	5.000%	03/20/2014	8.714%	10,000	(1,192)	(900)	(292)

						$(8,489)	$(1,032)	$(7,457)

(1)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

(2)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, U.S. municipal issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount	Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation
Pay	3-Month USD-LIBOR	3.500%	06/24/2016	BCLY	$83,300	$2,977	$0	$2,977
Pay	3-Month USD-LIBOR	4.000%	12/16/2029	RBS	4,300	49	(226)	275

						$3,026	$(226)	$3,252

See Accompanying Notes	Semiannual Report	September 30, 2009	77

Schedule of Investments  Investment Grade Corporate Portfolio  (Cont.)

(i)	Written options outstanding on September 30, 2009:

Credit Default Swaptions
Description	Counterparty	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount	Premium	Market Value
Call - OTC CDX.IG-12 5-Year Index	DUB	Buy	1.100%	12/21/2009	$70,000	$301	$390
Call - OTC CDX.IG-12 5-Year Index	MSC	Buy	1.100%	12/21/2009	85,500	376	475

						$677	$865

Transactions	in written call and put options for the period ended September 30, 2009:

	Notional Amount	Premium
Balance at 03/31/2009	$390,284	$12,607
Sales	238,800	767
Closing Buys	(473,584)	(12,697)
Expirations	0	0
Exercised	0	0

Balance at 09/30/2009	$155,500	$677

(j)	Fair Value Measurements +

The following is a summary of the fair valuations according to the inputs used as of September 30, 2009 in valuing the Portfolio’s assets and liabilities:

Category ++	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 09/30/2009
Corporate Bonds & Notes	$7,563	$4,036,347	$3,288	$4,047,198
Other Investments +++	132,656	87,028	0	219,684

Investments, at value	$140,219	$4,123,375	$3,288	$4,266,882

Financial Derivative Instruments ++++	$188	$(4,765)	$(865)	$(5,442)

Total	$140,407	$4,118,610	$2,423	$4,261,440

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio during the period ending September 30, 2009:

Category ++	Beginning Balance at 03/31/2009	Net Purchases/ (Sales)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)	Net Transfers In/ (Out) of Level 3	Ending Balance at 09/30/2009	Net Change in Unrealized Appreciation/ (Depreciation) on investments held at 09/30/2009
Corporate Bonds & Notes	$0	$3,288	$0	$0	$0	$0	$3,288	$0

Financial Derivative Instruments ++++	$0	$(677)	$0	$0	$(188)	$0	$(865)	$(188)

Total	$0	$2,611	$0	$0	$(188)	$0	$2,423	$(188)

+	See note 2 in the Notes to Financial Statements for additional information.
++	Refer to the Schedule of Investments for additional information.
+++	Sum of all other categories each of which individually has an aggregate market value of less than 5% of net assets.
++++	Financial Derivative Instruments may include open futures contracts, swap contracts, written options, and foreign currency contracts.

(k)	Fair Value of Derivative Instruments ^

The following is a summary of the fair valuations of the Portfolio’s derivative instruments categorized by risk exposure:

Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of September 30, 2009:

	Derivatives not accounted for as hedging instruments
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Other Contracts	Total
Assets:
Variation margin receivable ^^	$188	$0	$0	$0	$0	$188
Unrealized appreciation on swap agreements	3,251	0	9,418	0	0	12,669

	$3,439	$0	$9,418	$0	$0	$12,857

Liabilities:
Written options outstanding	$0	$0	$865	$0	$0	$865
Unrealized depreciation on swap agreements	0	0	17,434	0	0	17,434

	$0	$0	$18,299	$0	$0	$18,299

78	PIMCO Funds	Private Account Portfolio Series	See Accompanying Notes

(Unaudited) September 30, 2009

The Effect of Derivative Instruments on the Statement of Operations for the Six Months Ended September 30, 2009:

	Derivatives not accounted for as hedging instruments
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result from Operations:
Net realized gain on investments (purchased options)	$61,151	$0	$0	$0	$0	$61,151
Net realized (loss) on futures contracts, written options and swaps	(47,872)	0	(4,681)	0	0	(52,553)

	$13,279	$0	$(4,681)	$0	$0	$8,598

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result from Operations:
Net change in unrealized (depreciation) on investments (purchased options)	$(65,013)	$0	$0	$0	$0	$(65,013)
Net change in unrealized appreciation on futures contracts, written options and swaps	51,182	0	45,120	0	0	96,302

	$(13,831)	$0	$45,120	$0	$0	$31,289

^	See note 2 in the Notes to Financial Statements for additional information.
^^	The Fair Values of Derivative Instruments may include cumulative appreciation/depreciation of futures contracts as reported in the Notes to Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

See Accompanying Notes	Semiannual Report	September 30, 2009	79

Schedule of Investments  Long Duration Corporate Bond Portfolio

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CORPORATE BONDS & NOTES 91.3%

BANKING & FINANCE 28.1%

Abbey National PLC
7.950% due 10/26/2029	$1,800	$1,889

ABX Financing Co.
6.350% due 10/15/2036	1,300	1,459

American Express Co.
8.150% due 03/19/2038	10,244	12,540

American International Group, Inc.
5.850% due 01/16/2018	2,524	1,830
6.250% due 05/01/2036	5,105	3,319
8.250% due 08/15/2018	1,100	936

Anadarko Finance Co.
7.500% due 05/01/2031	3,000	3,328

Bank of America Corp.
5.650% due 05/01/2018	900	890
7.625% due 06/01/2019	4,200	4,741

Barclays Bank PLC
5.000% due 09/22/2016	5,000	5,074
6.050% due 12/04/2017	4,000	4,032
7.434% due 09/29/2049	4,000	3,560
10.179% due 06/12/2021	1,600	2,107

Bear Stearns Cos. LLC
4.650% due 07/02/2018	2,000	1,912
6.400% due 10/02/2017	450	490
7.250% due 02/01/2018	600	686

BNP Paribas
5.186% due 06/29/2049	1,600	1,270
7.195% due 06/29/2049	800	704

Capital One Bank USA N.A.
8.800% due 07/15/2019	500	579

Capital One Capital V
10.250% due 08/15/2039	1,000	1,108

CIT Group, Inc.
0.704% due 02/13/2012	500	330

Citigroup, Inc.
5.850% due 12/11/2034	3,500	3,013
5.875% due 05/29/2037	1,527	1,336
6.875% due 03/05/2038	11,360	11,430
8.125% due 07/15/2039	16,700	18,750
8.500% due 05/22/2019	6,900	7,802

General Electric Capital Corp.
5.875% due 01/14/2038	17,213	15,838
6.150% due 08/07/2037	885	843
6.750% due 03/15/2032	5,000	5,120
6.875% due 01/10/2039	22,100	23,221

Goldman Sachs Group, Inc.
6.125% due 02/15/2033	2,400	2,574
6.150% due 04/01/2018	4,700	4,952
6.750% due 10/01/2037	18,350	18,998
7.500% due 02/15/2019	14,000	16,038

HBOS PLC
6.000% due 11/01/2033	3,500	2,468
6.750% due 05/21/2018	9,123	8,149

HSBC Bank USA N.A.
7.000% due 01/15/2039	8,000	9,376

HSBC Holdings PLC
6.500% due 09/15/2037	1,600	1,736
6.800% due 06/01/2038	9,400	10,583

JPMorgan Chase & Co.
6.300% due 04/23/2019	11,000	12,031
6.400% due 05/15/2038	11,044	12,407
7.900% due 04/29/2049	9,300	8,957

JPMorgan Chase Bank N.A.
0.630% due 06/13/2016	4,000	3,726

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

JPMorgan Chase Capital XX
6.550% due 09/15/2066	$500	$466

JPMorgan Chase Capital XXII
6.450% due 01/15/2087	2,500	2,257

JPMorgan Chase Capital XXV
6.800% due 10/01/2037	1,099	1,110

Merrill Lynch & Co., Inc.
5.700% due 05/02/2017	400	392
6.400% due 08/28/2017	1,400	1,420
6.875% due 04/25/2018	9,500	10,007
6.875% due 11/15/2018	2,500	2,643

MetLife Capital Trust X
9.250% due 04/08/2068	2,000	2,085

MetLife, Inc.
6.375% due 06/15/2034	250	274

Morgan Stanley
0.838% due 01/09/2014	1,000	931
0.960% due 10/18/2016	650	581
6.625% due 04/01/2018	6,100	6,461
7.250% due 04/01/2032	1,400	1,601
7.300% due 05/13/2019	4,700	5,180

National Rural Utilities Cooperative Finance Corp.
8.000% due 03/01/2032	2,450	2,889

Pacific Life Insurance Co.
9.250% due 06/15/2039	3,000	3,450

Rabobank Nederland NV
11.000% due 06/29/2049	14,025	17,229

Royal Bank of Scotland Group PLC
4.875% due 08/25/2014	5,000	5,084

RSHB Capital S.A. for OJSC Russian Agricultural Bank
6.299% due 05/15/2017	1,700	1,653
7.125% due 01/14/2014	2,000	2,066
7.750% due 05/29/2018	1,500	1,569

Santander Perpetual S.A. Unipersonal
6.671% due 10/29/2049	9,850	8,677

SLM Corp.
8.450% due 06/15/2018	500	400

TransCapitalInvest Ltd. for OJSC AK Transneft
5.670% due 03/05/2014	3,000	2,921
8.700% due 08/07/2018	2,600	2,899
8.700% due 08/07/2018	400	437

UBS AG
5.750% due 04/25/2018	12,400	12,623
5.875% due 12/20/2017	1,300	1,333

Wachovia Bank N.A.
5.850% due 02/01/2037	5,901	5,727
6.600% due 01/15/2038	5,702	6,280

WEA Finance LLC
6.750% due 09/02/2019	2,500	2,534

Wells Fargo & Co.
5.375% due 02/07/2035	4,300	4,180
5.625% due 12/11/2017	200	210

Wells Fargo Capital X
5.950% due 12/15/2086	2,100	1,832

Wells Fargo Capital XIII
7.700% due 12/29/2049	9,200	8,142

		379,675

INDUSTRIALS 39.0%

Altria Group, Inc.
9.950% due 11/10/2038	6,470	8,822
10.200% due 02/06/2039	7,700	10,719

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Amgen, Inc.
6.375% due 06/01/2037	$650	$743
6.400% due 02/01/2039	2,600	2,991

Anadarko Petroleum Corp.
6.450% due 09/15/2036	3,700	3,833
7.000% due 11/15/2027	1,000	1,034
7.950% due 06/15/2039	10,000	12,163

Anheuser-Busch InBev Worldwide, Inc.
8.000% due 11/15/2039	1,000	1,298
8.200% due 01/15/2039	9,850	13,031

Barrick North America Finance LLC
7.500% due 09/15/2038	3,000	3,925

Burlington Northern Santa Fe Corp.
7.290% due 06/01/2036	800	973
7.950% due 08/15/2030	600	766

Cameron International Corp.
7.000% due 07/15/2038	5,165	5,720

Canadian Natural Resources Ltd.
6.250% due 03/15/2038	9,400	10,051
6.500% due 02/15/2037	250	277
6.750% due 02/01/2039	4,500	5,083

Caterpillar, Inc.
8.250% due 12/15/2038	100	137

Cenovus Energy, Inc.
6.750% due 11/15/2039	11,000	11,896

Comcast Corp.
6.400% due 05/15/2038	4,246	4,493
6.450% due 03/15/2037	7,300	7,758
6.550% due 07/01/2039	9,560	10,253
6.950% due 08/15/2037	2,800	3,136

ConocoPhillips
6.500% due 02/01/2039	8,000	9,255

Cox Communications, Inc.
8.375% due 03/01/2039	7,500	9,281

CSX Corp.
7.450% due 04/01/2038	3,860	4,777

CVS Caremark Corp.
6.125% due 09/15/2039	4,500	4,593

Daimler Finance North America LLC
6.500% due 11/15/2013	100	108
8.500% due 01/18/2031	1,000	1,186

Devon Energy Corp.
7.950% due 04/15/2032	4,000	5,029

Devon Financing Corp. ULC
7.875% due 09/30/2031	7,047	8,754

Dow Chemical Co.
8.550% due 05/15/2019	5,000	5,630
9.400% due 05/15/2039	16,759	20,700

El Paso Natural Gas Co.
8.375% due 06/15/2032	7,400	8,923

EnCana Corp.
6.500% due 02/01/2038	6,600	7,111
6.625% due 08/15/2037	10,000	11,100

Energy Transfer Partners LP
5.950% due 02/01/2015	800	841
7.500% due 07/01/2038	8,200	9,492

EOG Resources, Inc.
5.625% due 06/01/2019	2,019	2,215

Gaz Capital S.A.
7.288% due 08/16/2037	5,800	5,452
8.625% due 04/28/2034	1,000	1,100

Gazprom International S.A.
7.201% due 02/01/2020	1,462	1,528

80	PIMCO Funds	Private Account Portfolio Series	See Accompanying Notes

(Unaudited) September 30, 2009

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

GTL Trade Finance, Inc.
7.250% due 10/20/2017	$2,500	$2,650
7.250% due 10/20/2017	2,000	2,120

HJ Heinz Finance Co.
7.125% due 08/01/2039	10,500	12,470

Hutchison Whampoa International 09/19 Ltd.
5.750% due 09/11/2019	2,750	2,778

Kinder Morgan Energy Partners LP
5.800% due 03/15/2035	1,000	946
6.500% due 02/01/2037	2,494	2,544
6.500% due 09/01/2039	4,700	4,797
6.950% due 01/15/2038	9,950	10,721
7.400% due 03/15/2031	500	555

Kroger Co.
6.900% due 04/15/2038	5,000	5,973
7.500% due 04/01/2031	150	187

Midcontinent Express Pipeline LLC
6.700% due 09/15/2019	5,000	5,152

Newmont Mining Corp.
6.250% due 10/01/2039	14,000	13,952

Nokia Corp.
6.625% due 05/15/2039	2,000	2,287

Norfolk Southern Corp.
7.250% due 02/15/2031	1,800	2,265

Northwest Pipeline GP
6.050% due 06/15/2018	600	647

Pemex Project Funding Master Trust
6.625% due 06/15/2035	3,500	3,399

Petrobras International Finance Co.
7.875% due 03/15/2019	7,100	8,227

Petroleos Mexicanos
8.000% due 05/03/2019	6,600	7,570

Pfizer, Inc.
7.200% due 03/15/2039	12,800	16,166

Philip Morris International, Inc.
6.375% due 05/16/2038	735	849

Plains All American Pipeline LP
6.650% due 01/15/2037	3,200	3,381

Rio Tinto Alcan, Inc.
7.250% due 03/15/2031	1,110	1,258

Rio Tinto Finance USA Ltd.
7.125% due 07/15/2028	998	1,109
9.000% due 05/01/2019	12,936	15,911

Rockies Express Pipeline LLC
7.500% due 07/15/2038	2,000	2,370

Target Corp.
7.000% due 01/15/2038	12,850	15,090

Tennessee Gas Pipeline Co.
7.000% due 10/15/2028	5,500	5,889
7.625% due 04/01/2037	1,000	1,142
8.000% due 02/01/2016	400	456
8.375% due 06/15/2032	400	482

Teva Pharmaceutical Finance LLC
6.150% due 02/01/2036	5,000	5,396

Time Warner Cable, Inc.
6.550% due 05/01/2037	1,900	2,026
6.750% due 06/15/2039	5,600	6,078
7.300% due 07/01/2038	6,700	7,760

Time Warner, Inc.
7.700% due 05/01/2032	11,000	12,477

TransCanada Pipelines Ltd.
6.200% due 10/15/2037	820	901
7.250% due 08/15/2038	2,000	2,489
7.625% due 01/15/2039	3,500	4,482

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Transocean, Inc.
6.800% due 03/15/2038	$9,050	$10,398

UnitedHealth Group, Inc.
6.625% due 11/15/2037	2,600	2,788

Vale Overseas Ltd.
6.875% due 11/21/2036	9,550	9,930
8.250% due 01/17/2034	1,300	1,556

Wal-Mart Stores, Inc.
6.200% due 04/15/2038	7,100	8,109
6.500% due 08/15/2037	15,236	17,844

Weyerhaeuser Co.
7.375% due 03/15/2032	5,000	4,450
7.375% due 10/01/2019 (a)	13,000	12,991

Williams Cos., Inc.
7.875% due 09/01/2021	2,000	2,168
8.750% due 01/15/2020	1,900	2,189
8.750% due 03/15/2032	6,500	7,475

XTO Energy, Inc.
6.375% due 06/15/2038	5,300	5,657
6.750% due 08/01/2037	9,200	10,268

		526,952

UTILITIES 24.2%

AEP Texas Central Co.
6.650% due 02/15/2033	500	539

Appalachian Power Co.
6.375% due 04/01/2036	4,350	4,642
6.700% due 08/15/2037	1,000	1,113
7.000% due 04/01/2038	1,500	1,733

AT&T Corp.
8.000% due 11/15/2031	21,450	26,811

AT&T, Inc.
6.300% due 01/15/2038	11,695	12,297
6.400% due 05/15/2038	3,400	3,622
6.500% due 09/01/2037	9,272	9,999

Centrais Eletricas Brasileiras S.A.
6.875% due 07/30/2019	2,000	2,170

Consolidated Edison Co. of New York, Inc.
6.300% due 08/15/2037	4,000	4,533
6.750% due 04/01/2038	4,350	5,219

Deutsche Telekom International Finance BV
8.750% due 06/15/2030	20,100	26,106

EDF S.A.
6.950% due 01/26/2039	10,900	13,556

Enel Finance International S.A.
6.800% due 09/15/2037	7,400	8,621

Entergy Arkansas, Inc.
5.660% due 02/01/2025	4,000	3,869

FirstEnergy Solutions Corp.
6.800% due 08/15/2039	11,800	12,552

France Telecom S.A.
8.500% due 03/01/2031	10,400	14,425

Interstate Power & Light Co.
6.250% due 07/15/2039	5,000	5,568

Jersey Central Power & Light Co.
6.150% due 06/01/2037	1,200	1,306
7.350% due 02/01/2019	200	237

Koninklijke KPN NV
8.375% due 10/01/2030	8,930	11,542

MidAmerican Energy Holdings Co.
5.950% due 05/15/2037	1,500	1,588
6.125% due 04/01/2036	3,300	3,575

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

NGPL PipeCo. LLC
6.514% due 12/15/2012	$200	$220
7.768% due 12/15/2037	12,350	15,043

Ohio Edison Co.
8.250% due 10/15/2038	1,000	1,365

Ohio Power Co.
6.375% due 07/15/2033	1,500	1,557

Oncor Electric Delivery Co.
7.250% due 01/15/2033	2,700	3,348

Pacific Gas & Electric Co.
6.050% due 03/01/2034	5,000	5,582
6.250% due 03/01/2039	8,900	10,222
6.350% due 02/15/2038	1,000	1,169

PSEG Power LLC
8.625% due 04/15/2031	5,800	7,869

Public Service Co. of Oklahoma
6.625% due 11/15/2037	5,450	5,931

Ras Laffan Liquefied Natural Gas Co. Ltd. II
5.298% due 09/30/2020	2,000	2,007

Ras Laffan Liquefied Natural Gas Co. Ltd. III
5.832% due 09/30/2016	2,000	2,082

Southern California Edison Co.
6.650% due 04/01/2029	600	684

Southern Power Co.
6.375% due 11/15/2036	3,500	3,500

Southwestern Public Service Co.
6.000% due 10/01/2036	2,000	2,133

Telecom Italia Capital S.A.
0.963% due 02/01/2011	2,300	2,281
7.175% due 06/18/2019	2,040	2,281
7.200% due 07/18/2036	5,000	5,669
7.721% due 06/04/2038	9,650	11,498

Verizon Communications, Inc.
6.400% due 02/15/2038	5,500	5,898
6.900% due 04/15/2038	7,021	8,025
7.350% due 04/01/2039	11,074	13,179
8.950% due 03/01/2039	5,135	7,059

Verizon Global Funding Corp.
7.750% due 06/15/2032	1,165	1,412

Virginia Electric and Power Co.
8.875% due 11/15/2038	13,229	18,884

Vodafone Group PLC
6.150% due 02/27/2037	8,800	9,445
6.250% due 11/30/2032	2,400	2,577

		326,543

Total Corporate Bonds & Notes (Cost $1,144,758)		1,233,170

MUNICIPAL BONDS & NOTES 4.1%

California State General Obligation Bonds, Series 2009
7.500% due 04/01/2034	3,885	4,271
7.550% due 04/01/2039	2,395	2,665

Cypress-Fairbanks, Texas Independent School District General Obligation Bonds, Series 2009
6.629% due 02/15/2038	7,000	7,378

District of Columbia Metropolitan Airports Authority Revenue Bonds, Series 2009
7.462% due 10/01/2046	4,000	4,333

Florida State Turnpike Authority Revenue Bonds, Series 2009
6.800% due 07/01/2039	4,800	5,051

See Accompanying Notes	Semiannual Report	September 30, 2009	81

Schedule of Investments  Long Duration Corporate Bond Portfolio  (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Illinois State Municipal Electric Agency Revenue Bonds, Series 2009
6.832% due 02/01/2035	$2,800	$3,085

Iowa State Revenue Bonds, Series 2009
6.750% due 06/01/2034	3,800	4,067

New Jersey State Transportation Trust Fund Authority Revenue Bonds, Series 2009
6.875% due 12/15/2039	500	536

New Jersey State Turnpike Authority Revenue Bonds, Series 2009
7.414% due 01/01/2040	3,130	3,864

North Carolina State Turnkpike Authority Revenue Bonds, Series 2009
6.700% due 01/01/2039	3,000	3,206

North Texas State Tollway Authority Revenue Bonds, Series 2009
6.718% due 01/01/2049	7,000	7,867

Pennsylvania State Turnpike Commission Revenue Bonds, Series 2009
6.105% due 12/01/2039	3,000	3,312

Southern California State Metropolitan Water District Revenue Bonds, Series 2009
6.538% due 07/01/2039	2,000	2,127

University of California Revenue Bonds, Series 2009
6.270% due 05/15/2031	3,500	3,659

Total Municipal Bonds & Notes (Cost $50,794)		55,421

U.S. GOVERNMENT AGENCIES 0.0%

Freddie Mac
0.343% due 02/01/2011 (d)	179	179
0.389% due 05/04/2011 (d)	68	68
0.402% due 08/05/2011 (d)	40	40

Total U.S. Government Agencies (Cost $287)		287

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY OBLIGATIONS 0.1%

U.S. Treasury Bonds
3.500% due 02/15/2039 (d)(f)		$291	$264
4.250% due 05/15/2039 (d)		36	37

U.S. Treasury Notes
1.000% due 08/31/2011 (f)		489	490

Total U.S. Treasury Obligations (Cost $774)			791

SOVEREIGN ISSUES 3.0%

Brazil Government International Bond
7.125% due 01/20/2037		1,300	1,557
8.250% due 01/20/2034		14,750	19,522
8.750% due 02/04/2025		1,000	1,325

Export-Import Bank of Korea
8.125% due 01/21/2014		2,000	2,293

Korea Development Bank
8.000% due 01/23/2014		2,000	2,288

Mexico Government International Bond
5.950% due 03/19/2019		5,000	5,275
6.050% due 01/11/2040		720	722
6.750% due 09/27/2034		1,500	1,658
7.500% due 04/08/2033		3,600	4,293
8.300% due 08/15/2031		700	899

Total Sovereign Issues (Cost $37,215)			39,832

FOREIGN CURRENCY-DENOMINATED ISSUES 1.0%

Barclays Bank PLC
14.000% due 11/29/2049	GBP	800	1,662

Brazil Government International Bond
10.250% due 01/10/2028	BRL	10,000	5,447

CIT Group, Inc.
4.250% due 03/17/2015	EUR	900	784
5.500% due 12/01/2014	GBP	400	380

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Merrill Lynch & Co., Inc.
1.328% due 09/14/2018	EUR	2,730	$3,063

Pemex Project Funding Master Trust
5.500% due 02/24/2025		1,200	1,495

Total Foreign Currency-Denominated Issues (Cost $12,122)			12,831

		SHARES
CONVERTIBLE PREFERRED SECURITIES 0.0%

American International Group, Inc.
8.500% due 08/01/2011		10,500	121

Total Convertible Preferred Securities (Cost $93)			121

		PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 0.3%

U.S. CASH MANAGEMENT BILLS 0.1%
0.195% due 04/01/2010 (f)		$1,129	1,128

U.S. TREASURY BILLS 0.2%
0.233% due 02/25/2010 - 03/25/2010 (b)(d)(f)		3,298	3,296

		SHARES
SHORT-TERM FLOATING NAV PORTFOLIO (c) 0.0%
		17,076	171

Total Short-Term Instruments (Cost $4,594)			4,595

Total Investments 99.8% (Cost $1,250,637)			$1,347,048

Written Options (h) (0.1%) (Premiums $1,642)			(913)

Other Assets and Liabilities (Net) 0.3%			3,898

Net Assets 100.0%			$1,350,033

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	When-Issued security.
(b)	Coupon represents a weighted average rate.
(c)	Affiliated to the Portfolio.
(d)	Securities with an aggregate market value of $933 have been pledged as collateral for swap and swaption contracts on September 30, 2009.
(e)	The average amount of borrowings while outstanding during the period ended September 30, 2009 was $4,242 at a weighted average interest rate of 0.446%. On September 30, 2009, there were no open reverse repurchase agreements.
(f)	Securities with an aggregate market value of $4,561 have been pledged as collateral for the following open futures contracts on September 30, 2009:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation
90-Day Eurodollar December Futures	Long	12/2010	1,218	$686
90-Day Eurodollar June Futures	Long	06/2010	585	349
90-Day Eurodollar March Futures	Long	03/2011	282	377
U.S. Treasury 30-Year Bond December Futures	Long	12/2009	821	577
United Kingdom 90-Day LIBOR Sterling Interest Rate December Futures	Long	12/2010	197	291

				$2,280

82	PIMCO Funds	Private Account Portfolio Series	See Accompanying Notes

(Unaudited) September 30, 2009

(g)	Swap agreements outstanding on September 30, 2009:

Credit Default Swaps on Corporate, Sovereign, and U.S. Municipal Issues - Sell Protection (1)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at September 30, 2009 (2)	Notional Amount (3)	Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
American International Group, Inc.	DUB	5.000%	12/20/2011	8.111%	$5,000	$(299)	$(138)	$(161)
General Electric Capital Corp.	CITI	1.000%	09/20/2019	1.911%	1,000	(69)	(102)	33
General Electric Capital Corp.	RBS	1.000%	09/20/2010	1.444%	7,500	(30)	(85)	55
MetLife, Inc.	DUB	5.000%	09/20/2019	2.343%	1,100	217	134	83
MetLife, Inc.	MSC	1.000%	12/20/2010	1.876%	5,000	(52)	(40)	(12)
Mexico Government International Bond	JPM	0.840%	09/20/2010	0.932%	7,000	(4)	0	(4)
Mexico Government International Bond	UBS	1.000%	12/20/2010	1.019%	3,000	0	(4)	4
Pacific Gas & Electric Co.	BCLY	3.650%	03/20/2014	1.062%	800	88	0	88
Prudential Financial, Inc.	MSC	1.000%	12/20/2010	1.813%	4,000	(38)	(29)	(9)
Republic of Korea Government Bond	JPM	0.710%	12/20/2010	0.701%	7,500	2	0	2
Republic of Korea Government Bond	JPM	0.770%	12/20/2010	0.701%	4,000	4	0	4
Russia Government International Bond	DUB	1.012%	09/20/2010	0.845%	5,000	10	0	10
SLM Corp.	BOA	5.000%	12/20/2010	9.802%	1,300	(68)	(133)	65
SLM Corp.	BOA	5.000%	06/20/2011	9.191%	3,000	(187)	(143)	(44)
SLM Corp.	BOA	5.000%	12/20/2012	8.791%	2,000	(191)	(110)	(81)
SLM Corp.	BOA	5.000%	09/20/2014	8.553%	1,900	(231)	(294)	63
SLM Corp.	CITI	5.000%	09/20/2011	9.000%	1,000	(67)	(45)	(22)
SLM Corp.	MSC	5.000%	09/20/2011	9.000%	5,000	(335)	(400)	65

						$(1,250)	$(1,389)	$139

(1)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, U.S. municipal issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	1-Year BRL-CDI	10.835%	01/02/2012	GSC	BRL	18,000	$(45)	$0	$(45)
Pay	1-Year BRL-CDI	11.140%	01/02/2012	GSC		33,200	25	50	(25)
Pay	1-Year BRL-CDI	11.360%	01/02/2012	GSC		35,000	(11)	(5)	(6)
Pay	1-Year BRL-CDI	11.360%	01/02/2012	MLP		35,000	(11)	(8)	(3)
Pay	1-Year BRL-CDI	11.600%	01/02/2012	MSC		9,400	54	0	54
Pay	3-Month AUD Bank Bill	6.500%	06/15/2012	GSC	AUD	1,000	3	1	2
Pay	28-Day MXN TIIE	8.300%	02/07/2019	BCLY	MXN	125,000	137	18	119
Pay	28-Day MXN TIIE	8.300%	02/07/2019	MSC		96,900	106	81	25

							$258	$137	$121

(h)	Written options outstanding on September 30, 2009:

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Premium	Market Value
Put - OTC 10-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Pay	4.350%	11/23/2009	$16,200	$98	$30
Put - OTC 5-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Pay	5.500%	08/31/2010	3,000	27	13
Put - OTC 7-Year Interest Rate Swap	CSFB	3-Month USD-LIBOR	Pay	4.000%	11/23/2009	60,000	402	81
Put - OTC 7-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Pay	6.000%	08/31/2010	14,600	108	68
Put - OTC 10-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Pay	6.000%	08/31/2010	10,000	101	67
Put - OTC 10-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Pay	4.350%	11/23/2009	1,100	7	2
Call - OTC 10-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Receive	3.000%	11/23/2009	13,000	83	41
Put - OTC 5-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	5.500%	08/31/2010	27,000	210	116
Put - OTC 7-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	6.000%	08/31/2010	42,300	327	196
Put - OTC 10-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	6.000%	08/31/2010	9,000	92	60

							$1,455	$674

See Accompanying Notes	Semiannual Report	September 30, 2009	83

Schedule of Investments  Long Duration Corporate Bond Portfolio  (Cont.)

Credit Default Swaptions
Description	Counterparty	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount	Premium	Market Value
Call - OTC CDX.IG-12 5-Year Index	DUB	Buy	1.100%	12/21/2009	$19,300	$83	$107
Call - OTC CDX.IG-12 5-Year Index	MSC	Buy	1.100%	12/21/2009	23,700	104	132

						$187	$239

Transactions in written call and put options for the period ended September 30, 2009:

	# of Contracts	Notional Amount in $	Notional Amount in EUR		Premium
Balance at 03/31/2009	185	$41,200	EUR	5,200	$271
Sales	114	239,500		0	1,670
Closing Buys	0	(600)		0	(4)
Expirations	(299)	(40,900)		(5,200)	(295)
Exercised	0	0		0	0

Balance at 09/30/2009	0	$239,200	EUR	0	$1,642

(i)	Foreign currency contracts outstanding on September 30, 2009:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Sell	AUD	1	11/2009	RBS	$0	$0	$0
Sell	EUR	174	10/2009	BCLY	0	(6)	(6)
Sell		207	10/2009	BNP	0	(6)	(6)
Sell		3,155	10/2009	RBC	0	(34)	(34)
Sell	GBP	1,764	10/2009	RBS	124	0	124
Sell	MXN	655	11/2009	BCLY	1	0	1
Buy		116	11/2009	CITI	0	0	0
Buy		423	11/2009	DUB	1	0	1
Buy		766	11/2009	JPM	0	0	0
Sell		1,240	11/2009	JPM	1	0	1

					$127	$(46)	$81

(j)	Fair Value Measurements +

The following is a summary of the fair valuations according to the inputs used as of September 30, 2009 in valuing the Portfolio’s assets and liabilities:

Category ++	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 09/30/2009
Corporate Bonds & Notes	$0	$1,233,170	$0	$1,233,170
Other Investments +++	292	113,586	0	113,878

Investments, at value	$292	$1,346,756	$0	$1,347,048

Financial Derivative Instruments ++++	$2,280	$(333)	$(239)	$1,708

Total	$2,572	$1,346,423	$(239)	$1,348,756

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio during the period ending September 30, 2009:

Category ++	Beginning Balance at 03/31/2009	Net Purchases/ (Sales)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)	Net Transfers In/ (Out) of Level 3	Ending Balance at 09/30/2009	Net Change in Unrealized Appreciation/ (Depreciation) on investments held at 09/30/2009
Financial Derivative Instruments ++++	$0	$(187)	$0	$0	$(52)	$0	$(239)	$(52)

+	See note 2 in the Notes to Financial Statements for additional information.
++	Refer to the Schedule of Investments for additional information.
+++	Sum of all other categories each of which individually has an aggregate market value of less than 5% of net assets.
++++	Financial derivative instruments may include open futures contracts, swap contracts, written options, and foreign currency contracts.

84	PIMCO Funds	Private Account Portfolio Series	See Accompanying Notes

(Unaudited) September 30, 2009

(k)	Fair Value of Derivative Instruments ^

The following is a summary of the fair valuations of the Portfolio’s derivative instruments categorized by risk exposure:

Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of September 30, 2009:

	Derivatives not accounted for as hedging instruments
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Other Contracts	Total
Assets:
Variation margin receivable ^^	$2,280	$0	$0	$0	$0	$2,280
Unrealized appreciation on foreign currency contracts	0	127	0	0	0	127
Unrealized appreciation on swap agreements	200	0	472	0	0	672

	$2,480	$127	$472	$0	$0	$3,079

Liabilities:
Written options outstanding	$674	$0	$239	$0	$0	$913
Unrealized depreciation on foreign currency contracts	0	46	0	0	0	46
Unrealized depreciation on swap agreements	79	0	333	0	0	412

	$753	$46	$572	$0	$0	$1,371

The Effect of Derivative Instruments on the Statement of Operations for the Six Months Ended September 30, 2009:

	Derivatives not accounted for as hedging instruments
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result from Operations:
Net realized gain (loss) on futures contracts, written options and swaps	$(1,300)	$0	$114	$0	$0	$(1,186)
Net realized (loss) on foreign currency transactions	0	(218)	0	0	0	(218)

	$(1,300)	$(218)	$114	$0	$0	$(1,404)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result from Operations:
Net change in unrealized appreciation (depreciation) on futures contracts, written options and swaps	$2,732	$0	$(166)	$0	$0	$2,566
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	0	79	0	0	0	79

	$2,732	$79	$(166)	$0	$0	$2,645

^	See note 2 in the Notes to Financial Statements for additional information.
^^	The Fair Values of Derivative Instruments may include cumulative appreciation/depreciation of futures contracts as reported in the Notes to Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

See Accompanying Notes	Semiannual Report	September 30, 2009	85

Schedule of Investments  Mortgage Portfolio

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CORPORATE BONDS & NOTES 0.1%

American International Group, Inc.
5.600% due 10/18/2016	$3,600	$2,646
8.250% due 08/15/2018	7,500	6,383

CVS Pass-Through Trust
6.036% due 12/10/2028	1,869	1,807

Suffield CLO Ltd.
1.059% due 09/26/2014	1,728	1,644

Total Corporate Bonds & Notes (Cost $11,242)		12,480

MUNICIPAL BONDS & NOTES 0.0%

Ennis, Texas Economic Development Corp. Revenue Bonds, (NPFGC-FGIC Insured), Series 1999
0.000% due 08/01/2034	7,990	618

Total Municipal Bonds & Notes (Cost $1,157)		618

U.S. GOVERNMENT AGENCIES 152.6%

Fannie Mae
0.000% due 08/25/2022 (b)	14	12
0.306% due 12/25/2036 - 07/25/2037	10,118	9,293
0.386% due 04/25/2035	2,877	2,649
0.396% due 10/25/2035	11,576	11,253
0.446% due 03/25/2035 - 10/27/2037	85,622	81,116
0.466% due 07/25/2032 - 09/26/2033	523	468
0.496% due 06/25/2044	43	43
0.506% due 06/25/2032	7	6
0.526% due 10/25/2033	2	2
0.546% due 12/25/2028	51	50
0.606% due 02/25/2033	80	64
0.644% due 04/18/2028	119	118
0.646% due 02/25/2028 - 06/25/2032	2,707	2,620
0.694% due 10/18/2030	113	111
0.746% due 06/25/2030 - 07/25/2034	5,235	5,099
0.781% due 09/18/2027	262	259
0.831% due 06/25/2018	5	5
0.846% due 05/25/2036	6,531	6,423
0.896% due 09/25/2023	117	116
0.931% due 06/25/2022	1	1
1.146% due 04/25/2032	99	99
1.181% due 04/25/2021	2	2
1.381% due 05/25/2023	76	76
1.581% due 11/25/2021	39	38
2.251% due 08/01/2042 - 10/01/2044	8,519	8,463
2.451% due 10/01/2030 - 12/01/2040	883	886
2.649% due 08/01/2029	81	82
2.840% due 07/01/2017 - 11/01/2017	10	10
2.849% due 10/01/2016 - 10/01/2031	241	240
2.875% due 07/01/2017	3	3
2.969% due 09/01/2017	280	282
3.015% due 05/01/2029	18	19
3.027% due 07/01/2032	76	77
3.045% due 06/01/2019	6	6
3.046% due 11/01/2035	3,297	3,330
3.056% due 03/01/2035	891	895
3.080% due 03/01/2017 - 02/01/2018	21	21
3.082% due 10/01/2023	24	24

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.125% due 06/01/2026	$10	$10
3.128% due 06/01/2035	118	120
3.135% due 07/01/2027	39	39
3.137% due 02/01/2021	73	74
3.160% due 09/01/2035	6,211	6,295
3.230% due 02/01/2017	216	218
3.245% due 07/01/2035	544	557
3.254% due 04/01/2030	92	93
3.255% due 02/01/2029	2	2
3.257% due 04/01/2030	19	19
3.275% due 08/01/2024	4	4
3.277% due 09/01/2030	24	25
3.347% due 12/01/2017	164	166
3.372% due 03/01/2024	35	35
3.375% due 08/01/2023 - 04/01/2033	318	321
3.390% due 06/01/2032	331	340
3.485% due 05/01/2026	31	31
3.499% due 07/01/2034	640	654
3.500% due 03/01/2026 - 07/01/2026	63	63
3.516% due 05/01/2036	661	677
3.550% due 04/01/2019	65	65
3.556% due 08/01/2026	34	34
3.581% due 05/01/2027	176	178
3.604% due 05/01/2036	3,695	3,681
3.605% due 02/01/2027	93	94
3.609% due 09/01/2027	4	4
3.613% due 08/01/2029	77	77
3.646% due 11/01/2025	176	180
3.748% due 11/01/2017	17	17
3.812% due 04/01/2035	179	185
3.815% due 11/01/2025	81	83
3.831% due 05/01/2019	199	200
3.851% due 09/01/2031	48	48
3.875% due 06/01/2017	5	5
3.885% due 03/01/2018	9	9
3.908% due 05/01/2036	35	35
3.926% due 06/01/2029	19	19
3.959% due 10/01/2028	88	89
3.970% due 02/01/2024	122	125
3.998% due 02/01/2015	45	44
4.000% due 03/01/2023 - 10/01/2039	725,772	727,681
4.083% due 05/01/2036	76	77
4.095% due 01/01/2026 - 05/01/2036	49	49
4.112% due 04/01/2022	67	67
4.125% due 06/01/2017	47	48
4.158% due 05/25/2035	1,061	1,085
4.165% due 03/01/2035	818	848
4.172% due 02/01/2026	12	13
4.230% due 04/01/2030	8	9
4.242% due 12/01/2031	18	18
4.318% due 02/01/2035	368	381
4.341% due 11/01/2028	790	789
4.342% due 10/01/2035	567	583
4.381% due 08/01/2028	269	269
4.429% due 02/01/2032	1,480	1,524
4.434% due 11/01/2028	467	467
4.453% due 02/01/2028	315	315
4.455% due 09/01/2023	71	73
4.471% due 01/01/2035	848	874
4.500% due 05/01/2013 - 10/01/2039	1,186,080	1,209,099
4.500% due 09/01/2035 (e)	690	703
4.527% due 11/01/2017	5	5
4.531% due 01/01/2028	17	17
4.549% due 03/01/2025	24	25
4.554% due 06/01/2035	12,649	12,970
4.566% due 02/01/2035	2,360	2,407
4.591% due 07/01/2035	1,066	1,111
4.592% due 04/01/2032	12	12
4.610% due 12/01/2029	4	4

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.622% due 08/01/2035	$723	$753
4.645% due 07/01/2030	28	28
4.648% due 11/01/2035	126	130
4.663% due 02/01/2031	595	597
4.686% due 05/01/2030	85	87
4.747% due 03/01/2035	354	368
4.750% due 12/01/2023	75	76
4.763% due 01/01/2029	50	50
4.772% due 09/01/2028	4	4
4.773% due 12/01/2027	36	37
4.819% due 06/01/2023	30	31
4.825% due 11/01/2026	115	116
4.832% due 09/01/2035	331	347
4.834% due 09/01/2034	175	176
4.837% due 02/01/2034	657	683
4.865% due 11/01/2035	3,876	4,113
4.875% due 05/01/2019	12	12
4.903% due 11/01/2031	58	59
4.935% due 05/01/2035	794	820
4.947% due 07/01/2024	4	4
4.983% due 07/01/2024	12	12
4.995% due 01/01/2024	8	8
5.000% due 06/01/2013 - 10/01/2039	3,136,321	3,243,970
5.000% due 06/01/2035 (e)	772,055	800,919
5.000% due 06/01/2035 (e)(f)	508,069	527,063
5.017% due 09/01/2034	1,046	1,093
5.028% due 05/01/2035	1,491	1,568
5.039% due 12/01/2030	628	633
5.056% due 06/01/2030	109	111
5.145% due 06/01/2029	28	29
5.167% due 10/01/2035	545	568
5.237% due 09/01/2035	1,606	1,654
5.346% due 11/01/2035	778	818
5.395% due 09/01/2030	25	26
5.396% due 02/01/2030	568	584
5.466% due 12/01/2035	348	361
5.500% due 04/01/2011 - 11/01/2039	2,369,692	2,485,839
5.503% due 02/01/2031	218	216
5.514% due 09/01/2020	22	21
5.589% due 02/01/2036	736	772
5.691% due 02/01/2031	269	274
5.700% due 08/01/2018	300	317
5.730% due 10/01/2016	40	41
5.800% due 11/01/2011	1,787	1,904
5.816% due 11/01/2024	3	3
5.950% due 02/25/2044	44	47
6.000% due 01/01/2011 - 10/01/2039	1,482,406	1,571,057
6.000% due 08/01/2037 (e)	29,285	31,040
6.154% due 02/01/2026	55	55
6.250% due 12/25/2013	744	793
6.290% due 02/25/2029	1,500	1,684
6.297% due 02/01/2025	141	146
6.300% due 06/25/2031 - 10/17/2038	5,211	5,735
6.305% due 04/01/2020	103	106
6.350% due 06/25/2020	1,372	1,392
6.390% due 05/25/2036	811	881
6.410% due 08/01/2016	922	1,007
6.450% due 09/01/2016	3,381	3,603
6.500% due 10/01/2011 - 11/01/2039	347,301	371,207
6.589% due 10/25/2031	41	43
6.703% due 08/01/2028	1,353	1,540
6.850% due 12/18/2027	1,476	1,627
6.875% due 02/01/2018	102	103
6.986% due 01/01/2030	329	352
7.000% due 01/01/2010 - 06/01/2037	3,481	3,824
7.141% due 01/01/2030	73	74
7.163% due 03/01/2030	349	354

86	PIMCO Funds	Private Account Portfolio Series	See Accompanying Notes

(Unaudited) September 30, 2009

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
7.491% due 08/01/2014	$6	$6
7.500% due 12/01/2012 - 07/25/2041	3,170	3,538
7.730% due 01/01/2025	942	1,065
7.800% due 10/25/2022 - 06/25/2026	210	223
8.000% due 06/01/2015 - 08/01/2030	56	61
8.025% due 05/01/2030	30	31
8.200% due 04/25/2025	256	253
8.500% due 08/01/2011 - 11/01/2017	137	150
8.588% due 06/25/2032	228	244
8.750% due 11/25/2019 - 06/25/2021	185	204
9.000% due 03/01/2010 - 11/01/2025	143	163
9.000% due 05/25/2022 - 06/25/2022 (a)	53	10
9.500% due 11/25/2020 - 04/01/2025	391	451
15.500% due 10/01/2012	1	1
510.000% due 09/25/2019 (a)	0	3
839.670% due 08/25/2020 (a)	0	1

Farmer Mac
6.773% due 01/25/2013	1,791	1,761
8.342% due 04/25/2030	838	816

Federal Home Loan Bank
7.400% due 02/01/2021	266	265

Federal Housing Administration
6.875% due 12/01/2016	237	233
6.896% due 07/01/2020	300	294
7.430% due 07/01/2018 - 07/01/2024	4,516	4,525

Freddie Mac
0.343% due 02/01/2011 (e)	2,073	2,071
0.379% due 03/09/2011 (e)	1,184	1,186
0.389% due 05/04/2011 (e)	2,631	2,634
0.393% due 07/15/2019 - 10/15/2020	4,416	4,325
0.402% due 08/05/2011	2	2
0.443% due 03/15/2031 - 09/15/2035	2,034	2,019
0.473% due 02/15/2019	9,928	9,858
0.486% due 07/25/2031	77	69
0.493% due 01/14/2011 (e)	3,719	3,722
0.496% due 05/25/2031	322	218
0.526% due 09/25/2031	368	336
0.543% due 05/15/2036	234	232
0.593% due 12/15/2029 - 12/15/2030	4,077	4,042
0.643% due 03/15/2017 - 06/15/2018	3,838	3,780
0.657% due 04/01/2011 (e)	423	424
0.693% due 11/15/2030 - 12/15/2031	145	143
0.700% due 03/15/2024 - 09/15/2026	538	530
0.743% due 02/15/2028 - 03/15/2032	183	181
0.750% due 05/15/2023	1	1
0.793% due 03/15/2032	7	7
1.193% due 04/15/2031	6,264	6,277
1.443% due 07/15/2027	2,062	2,062
2.451% due 07/25/2044	23,963	23,547
2.500% due 03/01/2017	11	11
2.610% due 07/01/2030	283	279
2.750% due 02/01/2017	3	4
2.774% due 03/01/2032	96	99
2.849% due 05/01/2017 - 09/01/2018	221	219
3.125% due 04/01/2018	20	20

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.200% due 09/01/2027	$47	$48
3.221% due 06/01/2022	6	6
3.231% due 08/01/2031	15	16
3.250% due 01/01/2017 - 08/01/2031	9	9
3.276% due 08/01/2029	61	61
3.285% due 07/01/2029	36	37
3.325% due 05/01/2019	14	14
3.327% due 07/01/2027	71	72
3.332% due 08/01/2018	77	76
3.375% due 12/01/2018	3	3
3.384% due 07/01/2030	22	23
3.415% due 08/01/2030	11	11
3.421% due 02/01/2031	21	21
3.478% due 06/01/2022	45	45
3.500% due 12/15/2022 - 07/15/2032	163	165
3.575% due 07/01/2028	465	471
3.599% due 03/01/2033	297	302
3.649% due 08/15/2032	1,286	1,296
3.658% due 07/01/2019	91	90
3.659% due 03/01/2027	14	15
3.669% due 05/01/2032	792	810
3.706% due 11/01/2029	1,735	1,758
3.709% due 02/01/2029	318	321
3.711% due 10/01/2023	937	962
3.713% due 06/01/2028	94	96
3.747% due 04/01/2031	7	7
3.751% due 04/01/2029	61	62
3.778% due 05/01/2032	71	72
3.788% due 08/01/2027	15	16
3.823% due 06/01/2024	33	34
3.855% due 02/01/2027	43	43
3.893% due 11/01/2027	201	206
3.898% due 10/01/2036	930	962
3.905% due 10/01/2027	27	27
3.921% due 12/01/2029	278	284
3.933% due 11/01/2027	142	145
3.966% due 02/01/2029	189	194
4.062% due 11/01/2034	639	668
4.169% due 10/01/2027	48	49
4.190% due 07/01/2024	95	96
4.192% due 10/01/2024	108	110
4.225% due 05/01/2032	18	19
4.245% due 09/01/2028	40	40
4.250% due 03/01/2033	99	102
4.253% due 09/01/2024	30	31
4.330% due 12/01/2032	128	130
4.344% due 11/01/2027	13	14
4.345% due 01/01/2028	154	156
4.397% due 09/01/2026	306	312
4.430% due 05/01/2032	396	405
4.480% due 10/01/2024	107	108
4.500% due 08/15/2016 - 10/01/2039	360,682	364,877
4.505% due 10/01/2035	817	844
4.575% due 06/01/2030	5	5
4.625% due 04/01/2019	20	20
4.710% due 10/01/2018	4	4
4.769% due 02/01/2027	443	451
4.825% due 09/01/2027 - 11/01/2031	25	26
4.854% due 12/01/2026	18	19
4.920% due 10/01/2024	141	143
4.960% due 04/01/2025	36	37
5.000% due 01/15/2010 - 11/01/2039	317,335	330,740
5.020% due 03/01/2035	479	503
5.031% due 08/01/2035	1,488	1,555
5.129% due 10/01/2023	80	81
5.449% due 12/01/2035	5,211	5,466
5.500% due 05/15/2016 - 11/01/2039	827,804	865,567
5.500% due 06/01/2036 (f)	102,178	107,452

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.585% due 05/01/2037	$3,828	$3,981
5.642% due 03/01/2029	135	139
6.000% due 03/01/2017 - 10/01/2039	603,559	637,451
6.125% due 09/01/2018	12	12
6.250% due 12/15/2028	1,377	1,495
6.500% due 10/15/2013 (a)	12	0
6.500% due 08/01/2016 - 10/25/2043	119,840	128,065
7.000% due 11/15/2020 - 12/01/2032	1,407	1,509
7.000% due 10/25/2023 (a)	55	8
7.500% due 11/01/2010 - 01/15/2030	378	404
7.500% due 08/15/2029 (a)	25	5
7.645% due 05/01/2025	1,241	1,360
8.000% due 11/01/2013 - 09/01/2030	77	85
8.500% due 02/01/2010 - 08/01/2027	307	341
9.000% due 12/15/2020 - 02/15/2021	310	315
9.050% due 06/15/2019	57	62
9.500% due 12/15/2020 - 06/01/2021	309	312
9.500% due 11/01/2021 (a)	28	6

Ginnie Mae
0.441% due 05/16/2030	724	711
0.530% due 02/16/2032	6	6
0.541% due 12/16/2026 - 01/16/2031	126	124
0.596% due 06/20/2032	348	343
0.630% due 02/16/2029 - 05/16/2029	1,205	1,189
0.641% due 06/16/2031 - 03/16/2032	987	977
0.741% due 02/16/2030 - 04/16/2032	781	781
0.780% due 10/16/2030	37	36
0.791% due 12/16/2025	520	516
0.841% due 02/16/2030	89	89
0.980% due 02/16/2030	77	77
1.196% due 03/20/2031	3,642	3,641
1.246% due 02/20/2031	2,229	2,092
1.553% due 01/20/2059	1,150	1,010
1.576% due 10/20/2058	994	918
3.750% due 02/20/2032	505	512
3.875% due 11/20/2031	1,731	1,766
4.000% due 10/20/2028 - 10/01/2039	434,035	429,646
4.125% due 10/20/2018 - 01/20/2030	6,261	6,376
4.250% due 01/20/2028 - 03/20/2030	747	763
4.375% due 04/20/2017 - 04/20/2033	28,422	29,116
4.500% due 03/20/2016 - 10/01/2039	275,520	279,739
4.625% due 08/20/2017 - 07/20/2035	37,296	38,181
4.875% due 04/20/2019	23	24
5.000% due 01/20/2034 - 11/01/2039	518,975	536,971
5.500% due 11/01/2039	71,100	74,377
6.000% due 04/15/2011 - 11/01/2039	224,641	237,244
6.250% due 03/16/2029	2,939	3,195
6.500% due 10/15/2023 - 10/01/2039	109,130	116,081
6.980% due 03/16/2041	5,710	6,489
7.000% due 09/15/2012 - 02/16/2029	1,221	1,322
7.270% due 12/15/2040	1,712	1,731

See Accompanying Notes	Semiannual Report	September 30, 2009	87

Schedule of Investments  Mortgage Portfolio  (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
7.500% due 02/15/2017 - 11/15/2031	$1,844	$2,025
7.750% due 10/15/2025	19	22
8.000% due 08/15/2011 - 09/20/2031	5,264	5,679
8.500% due 06/15/2027 - 03/20/2031	1,218	1,400
9.000% due 04/15/2020 - 08/20/2030	88	101
9.500% due 12/15/2021	55	62

Small Business Administration
5.370% due 04/01/2028	12,641	13,639
5.490% due 05/01/2028	15,808	17,143
5.870% due 05/01/2026 - 07/01/2028	11,957	12,939
6.344% due 08/01/2011	100	105
6.640% due 02/01/2011	135	141
7.190% due 12/01/2019	241	262
7.220% due 11/01/2020	729	799
7.449% due 08/01/2010	254	263
8.017% due 02/10/2010	39	40

Vendee Mortgage Trust
6.500% due 03/15/2029	1,949	2,071
6.809% due 01/15/2030	642	684

Total U.S. Government Agencies (Cost $15,243,254)		15,565,038

U.S. TREASURY OBLIGATIONS 2.5%

U.S. Treasury Notes
1.125% due 06/30/2011 (e)	873	879
3.625% due 08/15/2019 (e)	251,900	258,709

Total U.S. Treasury Obligations (Cost $258,689)		259,588

MORTGAGE-BACKED SECURITIES 11.7%

Adjustable Rate Mortgage Trust
5.160% due 09/25/2035	3,052	2,187
5.398% due 01/25/2036	2,770	2,342

American Home Mortgage Assets
0.436% due 09/25/2046	10,883	5,105
0.436% due 10/25/2046	3,543	1,756
0.536% due 08/25/2037	12,942	1,466
1.601% due 02/25/2047	11,669	4,763

American Home Mortgage Investment Trust
0.486% due 05/25/2047	3,931	913
3.098% due 10/25/2034	6,558	4,766
4.440% due 02/25/2045	3,396	2,752
5.660% due 09/25/2045	6,193	3,915

Banc of America Commercial Mortgage, Inc.
5.414% due 09/10/2047	10,000	9,123

Banc of America Funding Corp.
0.536% due 05/20/2035	2,095	1,125
3.487% due 05/25/2035	1,278	1,204
5.321% due 11/20/2035	3,603	2,556
5.753% due 10/25/2036	4,600	2,795
5.837% due 01/25/2037	3,700	1,895

Banc of America Mortgage Securities, Inc.
0.696% due 01/25/2034	330	309
3.916% due 06/20/2031	398	329
3.994% due 07/25/2033	398	371
4.091% due 07/25/2034	24	22
4.168% due 06/25/2034	1,013	1,001
4.680% due 07/20/2032	71	39
5.417% due 02/25/2036	2,000	1,462
6.500% due 10/25/2031	138	132

Banc of America Structural Security Trust
0.746% due 10/11/2033	72	71

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

BCRR Trust
5.858% due 07/17/2040	$54,000	$47,963

Bear Stearns Adjustable Rate Mortgage Trust
2.216% due 03/25/2035	5,223	4,631
2.490% due 08/25/2035	4,772	4,186
3.651% due 11/25/2030	12	11
4.342% due 11/25/2034	3,683	3,452
4.617% due 10/25/2035	910	895
4.779% due 04/25/2034	33	29
4.979% due 01/25/2035	2,054	1,860
4.996% due 01/25/2035	1,763	1,446
5.131% due 02/25/2034	3,157	2,690
5.273% due 02/25/2033	21	21
5.509% due 01/25/2034	11	10

Bear Stearns Alt-A Trust
5.285% due 08/25/2036	7,800	3,314
5.355% due 05/25/2035	1,226	827
5.654% due 11/25/2036	1,506	910
5.667% due 11/25/2036	1,717	1,032
5.718% due 01/25/2036	3,482	2,160
5.820% due 11/25/2036	851	455

Bear Stearns Commercial Mortgage Securities
5.060% due 11/15/2016	12	12
5.331% due 02/11/2044	24,000	21,663
5.540% due 09/11/2041	45,500	43,532
5.694% due 06/11/2050	17,675	15,657
5.700% due 06/11/2050	30,000	26,641
5.908% due 06/11/2040	400	385
7.000% due 05/20/2030	1,793	1,993

Bear Stearns Mortgage Securities, Inc.
3.462% due 06/25/2030	34	34

Bear Stearns Structured Products, Inc.
5.485% due 12/26/2046	3,781	2,373
5.636% due 01/26/2036	6,331	3,613

Bella Vista Mortgage Trust
0.496% due 05/20/2045	1,027	458

CC Mortgage Funding Corp.
0.426% due 05/25/2036	717	569
0.496% due 08/25/2035	1,355	589
0.889% due 01/25/2035	794	288

Chase Mortgage Finance Corp.
5.427% due 03/25/2037	7,394	5,175
5.971% due 09/25/2036	492	414

Citicorp Mortgage Securities, Inc.
5.375% due 12/25/2019	24	24
6.500% due 02/25/2024	464	463

Citigroup Mortgage Loan Trust, Inc.
2.850% due 12/25/2035	44	38
4.098% due 08/25/2035	2,862	2,352
4.647% due 08/25/2035	2,919	1,157
4.649% due 03/25/2034	1,626	1,518
4.748% due 08/25/2035	5,799	5,002
5.674% due 07/25/2046	5,548	3,804

CitiMortgage Alternative Loan Trust
6.000% due 06/25/2037	4,203	3,141

Collateralized Mortgage Obligation Trust
0.000% due 09/23/2017 (b)	3	3

Commercial Mortgage Pass-Through Certificates
0.343% due 04/15/2017	1,320	1,311
0.741% due 02/16/2034	4,029	3,538
4.867% due 05/10/2043	21,387	22,173
6.010% due 12/10/2049	12,000	10,846

Countrywide Alternative Loan Trust
0.396% due 05/20/2046	50	44
0.416% due 01/25/2037	1,200	604
0.426% due 05/25/2047	10,973	4,933
0.436% due 11/25/2046	5,049	2,528

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.446% due 05/25/2036	$928	$453
0.446% due 07/20/2046	2,121	837
0.456% due 05/25/2035	2,720	1,442
0.456% due 03/20/2046	4,343	2,155
0.456% due 07/25/2046	4,424	2,205
0.466% due 05/25/2035	512	272
0.476% due 08/25/2046	7,600	1,413
0.496% due 05/25/2035	734	391
0.496% due 09/25/2046	4,050	347
0.496% due 10/25/2046	2,527	544
0.506% due 07/25/2046	2,850	280
0.516% due 05/25/2036	2,535	371
0.526% due 12/25/2035	784	420
0.526% due 09/20/2046	8,850	1,064
0.586% due 10/25/2046	2,250	182
0.596% due 06/25/2037	4,395	1,044
0.596% due 06/25/2047	446	116
0.616% due 11/25/2035	1,227	248
0.666% due 12/25/2035	1,861	745
0.756% due 11/20/2035	3,350	479
1.016% due 11/25/2035	4,983	2,640
5.304% due 10/25/2035	2,889	2,170
5.750% due 03/25/2037	5,600	3,460
5.869% due 11/25/2035	6,669	3,908
6.000% due 10/25/2032	313	274
6.000% due 02/25/2037	4,634	3,943
6.250% due 11/25/2036	5,386	3,442

Countrywide Home Loan Mortgage Pass-Through Trust
0.476% due 05/25/2035	2,870	1,523
0.536% due 04/25/2035	1,923	1,036
0.546% due 04/25/2046	3,740	777
0.556% due 03/25/2035	4,650	2,463
0.566% due 03/25/2035	14,767	7,011
0.576% due 02/25/2035	1,426	830
0.586% due 02/25/2035	45	26
0.586% due 06/25/2035	951	648
0.586% due 03/25/2036	1,756	335
0.596% due 02/25/2036	2,498	463
0.646% due 03/25/2035	1,081	174
0.836% due 08/25/2034	2,976	1,280
2.522% due 09/25/2034	1,082	718
3.540% due 11/19/2033	30	29
3.750% due 07/19/2031	9	9
4.004% due 08/25/2034	1,711	1,124
4.616% due 11/19/2033	76	73
4.654% due 11/25/2034	2,869	2,133
5.230% due 01/20/2035	3,237	2,875
5.500% due 11/25/2035	3,318	2,368
5.528% due 04/20/2036	5,842	3,187
5.535% due 02/20/2036	1,836	1,216
6.073% due 09/25/2047	3,592	2,286

Credit Suisse Mortgage Capital Certificates
5.467% due 09/15/2039	16,625	14,174
5.579% due 04/25/2037	4,073	1,937
5.912% due 06/15/2039	3,500	2,773

CS First Boston Mortgage Securities Corp.
0.206% due 08/15/2038 (a)	341,958	833
3.735% due 06/25/2033	72	61
4.666% due 03/15/2036	600	614
5.016% due 06/25/2032	5	5

CSAB Mortgage-Backed Trust
5.684% due 12/25/2036	6,700	3,828
6.172% due 06/25/2036	9,287	4,604

CW Capital Cobalt Ltd.
5.484% due 04/15/2047	3,900	3,073

Deutsche ALT-A Securities, Inc. Alternate Loan Trust
0.336% due 08/25/2037	160	150
5.500% due 12/25/2035	7,967	5,822
5.598% due 10/25/2035	5,215	3,965
5.869% due 10/25/2036	7,393	4,098

88	PIMCO Funds	Private Account Portfolio Series	See Accompanying Notes

(Unaudited) September 30, 2009

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.886% due 10/25/2036	$7,400	$4,105
6.300% due 07/25/2036	7,955	4,053

DLJ Mortgage Acceptance Corp.
4.621% due 11/25/2023	16	16

Downey Savings & Loan Association Mortgage Loan Trust
0.556% due 11/19/2037	6,250	69
0.566% due 07/19/2045	2,856	739

FFCA Secured Lending Corp.
8.180% due 09/18/2027	2,000	748
8.970% due 09/18/2027	4,000	2,005

Fifth Third Mortgage Loan Trust
4.494% due 11/19/2032	86	83

First Horizon Alternative Mortgage Securities
6.250% due 08/25/2037	5,232	4,093

First Horizon Asset Securities, Inc.
4.129% due 12/25/2033	3,487	3,155
5.366% due 08/25/2035	46	38

First Nationwide Trust
6.750% due 08/21/2031	82	70

First Republic Mortgage Loan Trust
0.593% due 11/15/2031	6,069	5,079
1.319% due 11/15/2031	1,445	980

GMAC Mortgage Corp. Loan Trust
4.749% due 06/25/2034	4,089	3,483

Greenpoint Mortgage Funding Trust
0.446% due 10/25/2046	3,550	381
0.446% due 12/25/2046	3,350	390
0.456% due 10/25/2046	4,750	728
0.466% due 06/25/2045	2,063	1,053
0.476% due 06/25/2045	7,164	3,612
0.516% due 04/25/2036	3,423	1,141
0.566% due 09/25/2046	2,850	86
0.586% due 10/25/2046	3,852	158

Greenpoint Mortgage Pass-Through Certificates
3.895% due 10/25/2033	232	191

Greenwich Capital Commercial Funding Corp.
5.444% due 03/10/2039	830	738

GS Mortgage Securities Corp. II
5.560% due 11/10/2039	3,310	2,918
6.044% due 08/15/2018	5,663	5,830

GSR Mortgage Loan Trust
0.506% due 08/25/2046	3,793	1,001
3.717% due 06/25/2034	149	137
4.116% due 09/25/2035	485	449
4.827% due 04/25/2036	749	576
5.338% due 11/25/2035	5,860	4,644

GSRPM Mortgage Loan Trust
0.646% due 11/25/2031	1,662	1,492

Harborview Mortgage Loan Trust
0.336% due 01/19/2038	537	510
0.376% due 04/19/2038	1,284	594
0.436% due 07/21/2036	4,730	2,247
0.446% due 09/19/2046	10,768	5,108
0.466% due 05/19/2035	6,986	3,718
0.496% due 01/19/2038	2,336	603
0.496% due 09/19/2046	3,518	841
2.582% due 11/19/2034	190	100
4.435% due 08/19/2034	5,924	4,273
5.220% due 07/19/2035	139	101
5.833% due 08/19/2036	2,790	1,798

Homebanc Mortgage Trust
0.426% due 12/25/2036	1,110	538
5.794% due 04/25/2037	7,049	5,476

Impac Secured Assets CMN Owner Trust
0.326% due 01/25/2037	4	3

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Indymac ARM Trust
4.000% due 01/25/2032	$15	$11

Indymac IMSC Mortgage Loan Trust
0.426% due 07/25/2047	6,723	3,086

Indymac INDB Mortgage Loan Trust
0.546% due 11/25/2035	439	192

Indymac Index Mortgage Loan Trust
0.336% due 11/25/2046	2,194	1,989
0.436% due 04/25/2037	2,125	390
0.446% due 11/25/2046	4,476	736
0.446% due 06/25/2047	9,576	4,544
0.456% due 05/25/2046	3,046	1,456
0.486% due 04/25/2035	5,629	2,985
0.486% due 07/25/2035	2,863	1,538
0.496% due 02/25/2037	2,450	338
0.536% due 11/25/2036	3,374	837
0.546% due 06/25/2037	1,220	491
4.039% due 01/25/2036	4	2
4.944% due 12/25/2034	29	18
5.000% due 08/25/2035	3,487	2,227
5.261% due 01/25/2036	3,747	2,820

JPMorgan Chase Commercial Mortgage Securities Corp.
0.618% due 07/15/2019	173,860	136,267
4.853% due 03/15/2046	14,080	14,459
5.305% due 01/15/2049	37,000	35,433
5.937% due 02/12/2049	26,000	22,329
6.006% due 06/15/2049	52,356	45,908

JPMorgan Mortgage Trust
4.493% due 07/25/2035	537	492
5.122% due 10/25/2035	3,600	2,056
5.371% due 08/25/2035	6,968	5,630
5.395% due 11/25/2035	2,806	2,503

Kidder Peabody Mortgage Assets Trust
9.500% due 04/22/2018 (a)	46	12

LB Mortgage Trust
8.438% due 01/20/2017	1,352	1,349

LB-UBS Commercial Mortgage Trust
5.424% due 02/15/2040	4,000	3,365
5.866% due 09/15/2045	25,000	22,133
6.133% due 12/15/2030	470	495

Lehman Brothers Floating Rate Commercial Mortgage Trust
0.323% due 09/15/2021	3,972	3,540

Luminent Mortgage Trust
0.416% due 12/25/2036	8,991	4,393
0.426% due 12/25/2036	6,297	2,956
0.446% due 10/25/2046	4,643	2,135

MASTR Adjustable Rate Mortgages Trust
0.456% due 04/25/2046	8,267	3,978
0.486% due 05/25/2037	1,851	820
0.546% due 05/25/2047	3,950	523
0.586% due 05/25/2047	3,350	290

MASTR Reperforming Loan Trust
7.000% due 08/25/2034	279	223

MASTR Seasoned Securities Trust
4.016% due 10/25/2032	1,022	906

Mellon Residential Funding Corp.
0.593% due 11/15/2031	2,707	2,029
0.683% due 12/15/2030	2,841	2,434
0.723% due 06/15/2030	386	332
1.123% due 11/15/2031	266	180

Merrill Lynch Alternative Note Asset
0.546% due 03/25/2037	2,729	1,196

Merrill Lynch Countrywide Commercial Mortgage Trust
5.172% due 12/12/2049	6,300	5,323
5.485% due 03/12/2051	180	141
5.700% due 09/12/2049	4,100	3,250

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Merrill Lynch Mortgage Investors, Inc.
0.456% due 02/25/2036	$5,167	$2,974
0.666% due 04/25/2028 (a)	1,076	11

Merrill Lynch Mortgage-Backed Securities Trust
5.792% due 04/25/2037	7,650	5,080

MLCC Mortgage Investors, Inc.
0.496% due 11/25/2035	2,118	1,496
1.246% due 10/25/2035	4,071	3,603
3.100% due 01/25/2029	4,000	1,691

Morgan Stanley Capital I
0.304% due 10/15/2020	5,555	4,256
5.447% due 02/12/2044	24,770	21,227
5.692% due 04/15/2049	3,600	2,955
6.076% due 06/11/2049	10,255	9,029

Morgan Stanley Dean Witter Capital I
4.740% due 11/13/2036	4,500	4,575

Morgan Stanley Mortgage Loan Trust
0.616% due 11/25/2035	3,628	1,137
0.756% due 02/25/2047	3,405	1,343
5.249% due 07/25/2035	3,032	2,187
5.362% due 06/25/2036	2,158	1,949
5.701% due 02/25/2047	6,516	3,193
6.352% due 06/25/2036	8,392	4,619

Nomura Asset Acceptance Corp.
5.820% due 03/25/2047	6,200	3,774
6.138% due 03/25/2047	5,600	3,448
7.000% due 02/19/2030	656	638

Ocwen Residential MBS Corp.
6.879% due 06/25/2039	438	9

Opteum Mortgage Acceptance Corp.
0.506% due 07/25/2035	819	655

Prime Mortgage Trust
0.646% due 02/25/2034	259	235
5.000% due 02/25/2019	14	14

RBSSP Resecuritization Trust
0.766% due 11/21/2035	4,432	3,508
0.766% due 11/26/2035	1,274	975
0.766% due 06/26/2037	7,321	5,505

Residential Accredit Loans, Inc.
0.406% due 01/25/2037	1,971	899
0.426% due 06/25/2046	8,691	4,113
0.426% due 02/25/2047	2,059	399
0.446% due 12/25/2046	3,250	603
0.456% due 04/25/2046	18,791	8,883
0.496% due 08/25/2037	4,905	2,307
0.516% due 05/25/2046	2,650	314
0.546% due 08/25/2035	1,159	621
0.551% due 09/25/2046	5,900	1,286
0.646% due 03/25/2033	498	421
0.646% due 10/25/2045	3,341	1,786
4.095% due 08/25/2035	1,008	465
5.664% due 09/25/2035	5,383	3,638
5.714% due 02/25/2036	5,824	3,031

Residential Asset Mortgage Products, Inc.
6.500% due 11/25/2031	342	330

Residential Asset Securitization Trust
0.646% due 05/25/2033	377	325
6.000% due 03/25/2037	4,615	3,489

Residential Funding Mortgage Securities I
5.203% due 09/25/2035	3,169	2,119

Sequoia Mortgage Trust
0.596% due 10/19/2026	137	108
0.596% due 07/20/2033	2,797	2,353
0.606% due 11/22/2024	37	30
0.626% due 10/20/2027	2,731	2,281
3.781% due 04/20/2035	5,114	4,559
4.316% due 01/20/2047	2,724	2,051

See Accompanying Notes	Semiannual Report	September 30, 2009	89

Schedule of Investments  Mortgage Portfolio  (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Sovereign Commercial Mortgage Securities Trust
5.840% due 07/22/2030	$5,300	$5,317

Structured Adjustable Rate Mortgage Loan Trust
0.466% due 05/25/2037	14,174	7,269
1.041% due 06/25/2034	1,303	933
2.301% due 05/25/2035	5,161	2,281
3.619% due 04/25/2034	6,749	5,788
3.692% due 07/25/2034	136	125
5.297% due 01/25/2035	3,536	2,729
5.379% due 11/25/2035	3,835	2,685
5.394% due 08/25/2035	48	34
5.493% due 07/25/2035	1,887	1,488
5.950% due 02/25/2036	6,200	3,851
6.000% due 03/25/2036	5,984	3,737
6.000% due 10/25/2037	5,262	2,481

Structured Asset Mortgage Investments, Inc.
0.376% due 03/25/2037	481	222
0.436% due 06/25/2036	842	403
0.466% due 05/25/2036	5,547	2,594
0.466% due 05/25/2046	6,800	3,396
0.476% due 05/25/2045	3,820	2,035
0.496% due 07/19/2035	8,482	6,292
0.496% due 09/25/2047	5,959	1,033
0.506% due 05/25/2046	6,626	1,711
0.546% due 08/25/2036	4,250	633
0.576% due 10/19/2034	380	309
0.596% due 03/19/2034	1,673	1,084
0.906% due 09/19/2032	5,368	3,933
4.629% due 05/25/2022	1,409	1,289
5.394% due 05/02/2030	220	186

Structured Asset Securities Corp.
3.535% due 01/25/2032	307	285
3.572% due 08/25/2032	566	538
3.580% due 07/25/2032	3	2
3.832% due 01/25/2034	7,637	5,961
3.832% due 10/25/2035	756	460
3.974% due 06/25/2033	95	84
4.565% due 02/25/2032	4	4

TBW Mortgage-Backed Pass-Through Certificates
0.356% due 01/25/2037	300	275
5.630% due 01/25/2037	3,000	1,471
5.970% due 09/25/2036	9,600	4,966
6.014% due 07/25/2037	6,218	3,609

Thornburg Mortgage Securities Trust
0.376% due 06/25/2037	4,902	4,472
0.396% due 11/25/2046	2,715	2,381

Wachovia Bank Commercial Mortgage Trust
0.333% due 09/15/2021	5,445	4,067
5.509% due 04/15/2047	25,000	19,434
5.572% due 10/15/2048	5,150	4,528

Wachovia Mortgage Loan Trust LLC
5.454% due 10/20/2035	1,926	1,721

WaMu Mortgage Pass-Through Certificates
0.466% due 07/25/2046	1,022	284
0.476% due 04/25/2045	221	139
0.496% due 11/25/2045	206	176
0.496% due 12/25/2045	148	142
0.506% due 11/25/2045	2,871	1,723
0.556% due 01/25/2045	7,161	4,520
0.566% due 07/25/2045	221	134
0.586% due 01/25/2045	255	146
0.620% due 11/25/2034	4,183	2,368
0.656% due 11/25/2045	3,250	968
0.656% due 12/25/2045	3,250	869
0.740% due 11/25/2034	2,668	1,196
0.750% due 07/25/2044	624	178
0.786% due 12/25/2027	7,113	5,023
0.886% due 12/25/2027	402	302
0.946% due 12/25/2045	1,094	133
1.641% due 01/25/2047	8,731	3,467

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.651% due 06/25/2047	$4,087	$923
1.711% due 12/25/2046	6,358	3,027
1.711% due 07/25/2047	5,261	2,425
1.721% due 12/25/2046	8,090	3,242
1.741% due 11/25/2046	986	464
1.881% due 06/25/2046	6,599	3,461
2.101% due 11/25/2042	190	118
2.301% due 06/25/2042	1,024	790
2.301% due 08/25/2042	2,015	1,384
2.849% due 01/25/2047	3,350	1,736
2.910% due 06/25/2033	1,965	1,714
2.973% due 05/25/2046	1,957	839
3.099% due 08/25/2046	719	411
3.708% due 03/25/2034	50	46
4.585% due 04/25/2035	1,702	1,694
4.912% due 08/25/2035	2,708	2,420
5.456% due 04/25/2037	4,138	2,525
5.565% due 12/25/2036	3,731	2,636
5.922% due 09/25/2036	6,312	4,720
6.038% due 10/25/2036	776	617

Washington Mutual Alternative Mortgage Pass-Through Certificates
0.496% due 07/25/2046	2,352	657
1.871% due 05/25/2046	4,167	2,085
6.268% due 07/25/2036	4,544	2,111

Washington Mutual MSC Mortgage Pass- Through Certificates
3.961% due 11/25/2030	607	531
6.500% due 09/25/2032	2,065	2,042

Wells Fargo Mortgage-Backed Securities Trust
0.746% due 07/25/2037	4,495	2,722
3.299% due 12/25/2034	6,080	5,867
3.450% due 05/25/2035	1,281	1,223
3.597% due 05/25/2035	598	566
4.979% due 12/25/2034	2,703	2,568
5.512% due 08/25/2036	531	516

Total Mortgage-Backed Securities (Cost $1,429,114)		1,191,864

ASSET-BACKED SECURITIES 8.4%

Aames Mortgage Investment Trust
0.646% due 10/25/2035	1,701	1,490

ABFS Mortgage Loan Trust
6.785% due 07/15/2033	2,000	1,328

Access Group, Inc.
1.804% due 10/27/2025	15,313	15,465

Accredited Mortgage Loan Trust
0.296% due 02/25/2037	475	455

ACE Securities Corp.
0.296% due 12/25/2036	10	8
0.306% due 10/25/2036	1,087	719
0.336% due 06/25/2037	2,352	1,925
0.376% due 05/25/2036	2,594	2,414
0.946% due 08/25/2030	60	49

AFC Home Equity Loan Trust
0.656% due 06/25/2029	626	276
0.796% due 12/26/2029	26	22

Aircraft Certificate Owner Trust
6.455% due 09/20/2022	1,673	1,466

American Express Issuance Trust
0.443% due 09/15/2011	12,000	11,976

Amortizing Residential Collateral Trust
0.516% due 06/25/2032	54	40
0.536% due 07/25/2032	736	450
0.946% due 10/25/2031	354	245

Amresco Residential Securities Mortgage Loan Trust
0.741% due 06/25/2028	176	91

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.801% due 06/25/2027	$724	$632
0.876% due 09/25/2028	1,723	1,187
1.186% due 06/25/2029	204	120

Argent Securities, Inc.
0.446% due 10/25/2035	2,883	2,231

Asset-Backed Funding Certificates
0.306% due 11/25/2036	125	122
1.266% due 03/25/2032	1,101	808

Asset-Backed Securities Corp. Home Equity
0.296% due 12/25/2036	645	601
0.326% due 05/25/2037	34	28
0.406% due 06/25/2035	20	20
0.763% due 06/15/2031	332	208

BA Credit Card Trust
1.443% due 12/16/2013	61,541	61,958

Bayview Financial Acquisition Trust
0.596% due 05/28/2037	4,838	2,227

Bear Stearns Asset-Backed Securities Trust
0.276% due 06/25/2036	613	590
0.316% due 10/25/2036	825	803
0.646% due 09/25/2046	4,164	2,090
0.896% due 02/25/2034	439	240
0.996% due 11/25/2042	1,475	1,071
1.246% due 10/25/2037	5,833	3,654
1.446% due 10/25/2032	658	505
4.450% due 06/25/2043	84	75

Capital Auto Receivables Asset Trust
1.693% due 10/15/2012	800	803

Carrington Mortgage Loan Trust
0.296% due 10/25/2036	134	128
0.296% due 01/25/2037	1,589	1,516

CDC Mortgage Capital Trust
1.296% due 01/25/2033	1,921	944

Centex Home Equity
0.546% due 01/25/2032	122	90
1.096% due 01/25/2032	1,076	422

Charming Shoppes Master Trust
0.573% due 05/15/2014	1,500	1,495

Chase Funding Mortgage Loan Asset-Backed Certificates
0.846% due 07/25/2033	85	71
0.886% due 08/25/2032	527	417
0.906% due 11/25/2032	638	535

Chase Issuance Trust
0.283% due 04/15/2013	17,049	16,953
0.993% due 08/17/2015	21,300	21,292

CIT Group Home Equity Loan Trust
0.516% due 06/25/2033	714	504
0.536% due 03/25/2033	315	279
0.896% due 12/25/2031	1,171	487

Citibank Omni Master Trust
1.436% due 12/23/2013	141,100	141,005
1.573% due 12/23/2013	2,700	2,698

Citigroup Mortgage Loan Trust, Inc.
0.306% due 05/25/2037	64	54
0.306% due 07/25/2045	1,188	796
5.764% due 01/25/2037	4,900	2,463

Community Program Loan Trust
4.500% due 10/01/2018	536	539

Conseco Finance
0.943% due 08/15/2033	2,896	808
1.743% due 05/15/2032	982	562

Conseco Financial Corp.
6.240% due 12/01/2028	3,325	3,074
7.550% due 01/15/2029	357	343

90	PIMCO Funds	Private Account Portfolio Series	See Accompanying Notes

(Unaudited) September 30, 2009

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
8.000% due 07/15/2018	$792	$784
8.050% due 10/15/2027	285	290

Countrywide Asset-Backed Certificates
0.296% due 03/25/2037	248	246
0.296% due 05/25/2037	480	463
0.296% due 07/25/2037	798	745
0.296% due 08/25/2037	1,623	1,475
0.296% due 12/25/2046	115	114
0.296% due 04/25/2047	1,104	1,056
0.296% due 06/25/2047	461	437
0.306% due 03/25/2037	393	387
0.316% due 06/25/2047	2,699	2,601
0.326% due 06/25/2037	915	864
0.356% due 10/25/2046	1,191	1,151
0.496% due 04/25/2036	456	356
0.696% due 06/25/2033	714	499
0.716% due 11/25/2033	756	602
0.746% due 09/25/2032	2,750	1,982
1.146% due 10/25/2047	3,939	2,315

Credit-Based Asset Servicing & Securitization LLC
0.316% due 01/25/2037	702	378
1.346% due 04/25/2032	438	250

CS First Boston Mortgage Securities Corp.
0.606% due 05/25/2044	1,217	1,049

Delta Funding Home Equity Loan Trust
1.063% due 09/15/2029	17	9

Denver Arena Trust
6.940% due 11/15/2019	7,745	6,969

EMC Mortgage Loan Trust
0.616% due 05/25/2040	947	662

Equifirst Mortgage Loan Trust
0.486% due 01/25/2034	464	379

First Franklin Mortgage Loan Asset- Backed Certificates
0.296% due 11/25/2036	5,510	5,422
0.356% due 09/25/2036	6,399	5,917
0.626% due 10/25/2034	215	210

First Plus Home Loan Trust
7.670% due 05/10/2024	399	399

Ford Credit Auto Owner Trust
1.043% due 04/15/2012	140	140
1.143% due 01/15/2011	7,418	7,429
1.443% due 12/15/2010	7,645	7,656
1.663% due 06/15/2012	129,000	130,309
2.100% due 11/15/2011	20,000	20,175

Franklin Auto Trust
1.246% due 10/20/2011	2,041	2,046
1.826% due 06/20/2012	5,200	5,241

GE-WMC Mortgage Securities LLC
0.286% due 08/25/2036	234	147

GMAC Mortgage Corp. Loan Trust
0.486% due 01/25/2029	1,090	652

GSAMP Trust
0.316% due 09/25/2036	158	156
0.396% due 10/25/2036	10,000	379
0.536% due 03/25/2034	22	21
0.646% due 02/25/2033	683	383

GSRPM Mortgage Loan Trust
0.626% due 09/25/2042	118	117

HFC Home Equity Loan Asset-Backed Certificates
0.316% due 03/20/2036	171	169
0.596% due 09/20/2033	2,012	1,782

HSI Asset Securitization Corp. Trust
0.306% due 05/25/2037	612	569

IMC Home Equity Loan Trust
6.880% due 11/20/2028	73	71
7.520% due 08/20/2028	88	80

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Indymac Residential Asset-Backed Trust
0.326% due 07/25/2037	$27	$26
0.376% due 04/25/2047	29	27

Irwin Home Equity Corp.
1.596% due 02/25/2029	1,258	721

JPMorgan Mortgage Acquisition Corp.
0.296% due 07/25/2036	262	252
0.306% due 03/25/2047	44	30
0.326% due 08/25/2036	304	255

Klio Funding Ltd.
2.272% due 04/23/2039	204	1

Lehman ABS Mortgage Loan Trust
0.336% due 06/25/2037	44	29

Lehman XS Trust
0.326% due 11/25/2046	3,666	3,223
0.366% due 11/25/2036	94	93
0.416% due 04/25/2046	3,193	2,624
0.476% due 06/25/2046	3,641	617
0.476% due 08/25/2046	3,298	697
0.486% due 09/25/2046	4,132	871
0.486% due 11/25/2046	4,081	1,144
0.496% due 08/25/2046	3,557	9
0.566% due 11/25/2046	2,050	392

Long Beach Mortgage Loan Trust
0.306% due 10/25/2036	362	358
0.306% due 12/25/2036	5,119	3,919
1.671% due 03/25/2032	2,260	1,035

MASTR Asset-Backed Securities Trust
0.306% due 11/25/2036	824	787
0.346% due 03/25/2036	1,646	1,605
0.376% due 01/25/2036	1,843	1,757

Merrill Lynch First Franklin Mortgage Loan Trust
0.306% due 07/25/2037	33	31

Merrill Lynch Mortgage Investors, Inc.
0.306% due 10/25/2037	1,810	510
0.316% due 07/25/2037	637	611
0.326% due 09/25/2037	323	184
0.606% due 06/25/2035	1,181	697

Mesa Trust Asset-Backed Certificates
0.646% due 12/25/2031	1,124	969

Mid-State Trust
7.340% due 07/01/2035	904	828
7.400% due 07/01/2035	39	35
7.790% due 07/01/2035	52	43
7.791% due 03/15/2038	1,942	1,674

Morgan Stanley ABS Capital I
0.286% due 09/25/2036	24	24
0.346% due 10/25/2036	5,000	3,534
0.746% due 03/25/2033	2,511	1,802

Morgan Stanley Home Equity Loan Trust
0.296% due 12/25/2036	1,982	1,849

Morgan Stanley Mortgage Loan Trust
0.606% due 04/25/2037	687	156
5.726% due 10/25/2036	5,324	2,971
5.750% due 11/25/2036	6,011	3,397
5.750% due 04/25/2037	4,835	3,725
6.000% due 07/25/2047	5,278	3,977

Nationstar Home Equity Loan Trust
0.306% due 06/25/2037	352	321
0.366% due 04/25/2037	12	11

Option One Mortgage Loan Trust
0.846% due 01/25/2032	234	178

Popular ABS Mortgage Pass-Through Trust
0.336% due 01/25/2037	343	322

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Renaissance Home Equity Loan Trust
0.606% due 11/25/2034	$348	$227
0.686% due 08/25/2033	2,259	1,330
0.746% due 12/25/2033	5,091	3,294
1.446% due 08/25/2032	2,343	1,302

Residential Asset Mortgage Products, Inc.
0.316% due 02/25/2037	996	946
0.326% due 10/25/2036	55	55
0.336% due 10/25/2036	57	57
0.366% due 10/25/2036	105	105

Residential Asset Securities Corp.
0.316% due 11/25/2036	189	188
0.316% due 02/25/2037	2,076	1,960
0.746% due 07/25/2032	1,388	658
0.826% due 06/25/2033	177	89
0.846% due 06/25/2032	126	44

Residential Funding Mortgage Securities II, Inc.
8.350% due 12/25/2024	529	488
8.350% due 03/25/2025	116	113

Residential Mortgage Loan Trust
1.812% due 09/25/2029	189	136

SACO I, Inc.
0.506% due 06/25/2036	1,266	213

Salomon Brothers Mortgage Securities VII, Inc.
1.146% due 01/25/2032	382	209
1.221% due 10/25/2028	527	447
6.930% due 08/25/2028	610	527

Saxon Asset Securities Trust
0.306% due 10/25/2046	431	423
0.586% due 12/26/2034	1,041	747
0.746% due 03/25/2032	1,249	862
0.766% due 08/25/2032	7	7

SBI HELOC Trust
0.416% due 08/25/2036	437	382

Securitized Asset-Backed Receivables LLC Trust
0.296% due 09/25/2036	133	130
0.306% due 12/25/2036	4,547	2,392
0.376% due 05/25/2037	1,273	884

SLM Student Loan Trust
0.494% due 10/27/2014	2,505	2,502
0.514% due 10/26/2015	40	40
0.534% due 10/25/2019	1,750	1,742
0.584% due 07/25/2019	800	788
0.584% due 04/27/2020	4,761	4,688
0.594% due 07/25/2019	5,000	4,886
0.614% due 04/25/2017	295	291
0.674% due 07/25/2023	3,000	2,869
0.734% due 07/27/2015	476	476
0.904% due 10/27/2014	19,093	19,109
0.954% due 01/25/2017	1,100	1,096
1.254% due 01/25/2019	2,200	2,169
1.604% due 10/25/2016	1,960	1,993
2.004% due 04/25/2023	194,086	201,799

Soundview Home Equity Loan Trust
0.306% due 11/25/2036	187	122

Specialty Underwriting & Residential Finance
0.291% due 11/25/2037	2	1
0.296% due 09/25/2037	1,343	1,321
0.926% due 01/25/2034	289	163

Structured Asset Securities Corp.
0.296% due 10/25/2036	2,771	2,596
0.536% due 01/25/2033	22	14
0.646% due 05/25/2034	1,235	1,078
1.296% due 01/25/2033	894	221

Trapeza CDO I LLC
2.029% due 11/16/2034	1,000	141

See Accompanying Notes	Semiannual Report	September 30, 2009	91

Schedule of Investments  Mortgage Portfolio  (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Truman Capital Mortgage Loan Trust
0.586% due 01/25/2034	$50	$47

UCFC Manufactured Housing Contract
7.900% due 01/15/2028	2,500	1,771

UPS Capital Business Credit
0.823% due 04/15/2026	129	26

Vanderbilt Mortgage Finance
7.905% due 02/07/2026	61	62

Wells Fargo Home Equity Trust
0.496% due 12/25/2035	2,971	2,810

WMC Mortgage Loan Pass-Through Certificates
1.143% due 10/15/2029	13	13

Total Asset-Backed Securities (Cost $894,920)		852,770

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 1.3%

REPURCHASE AGREEMENTS 0.1%

JPMorgan Chase Bank N.A.
0.030% due 10/01/2009	$2,000	$2,000
(Dated 09/30/2009. Collateralized by U.S. Treasury Notes 3.125% due 08/31/2013 valued at $2,042. Repurchase proceeds are $2,000.)

State Street Bank and Trust Co.
0.010% due 10/01/2009	5,954	5,954
(Dated 09/30/2009. Collateralized by U.S. Treasury Bills 0.000% due 11/27/2009 valued at $6,074. Repurchase proceeds are $5,954.)

		7,954

U.S. CASH MANAGEMENT BILLS 0.1%
0.193% due 04/01/2010 (e)	4,647	4,643

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY BILLS 0.9%
0.246% due 02/25/2010 - 03/25/2010 (c)(e)	$95,457	$95,407

	SHARES
SHORT-TERM FLOATING NAV PORTFOLIO (d) 0.2%
	2,225,019	22,279

Total Short-Term Instruments (Cost $130,233)		130,283

Total Investments 176.6% (Cost $17,968,609)		$18,012,641

Written Options (i) (0.0%) (Premiums $8,957)		(3,266)

Other Assets and Liabilities (Net) (76.6%)		(7,809,980)

Net Assets 100.0%		$10,199,395

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Interest only security.
(b)	Principal only security.
(c)	Coupon represents a weighted average rate.
(d)	Affiliated to the Portfolio.
(e)	Securities with an aggregate market value of $114,176 have been pledged as collateral for swap and swaption contracts on September 30, 2009.
(f)	Securities with an aggregate market value of $29,864 and cash of $29,250 have been pledged as collateral for delayed-delivery mortgage-backed securities on September 30, 2009.
(g)	The average amount of borrowings while outstanding during the period ended September 30, 2009 was $4,162,651 at a weighted average interest rate of 0.411%. On September 30, 2009, there were no open reverse repurchase agreements.
(h)	Swap agreements outstanding on September 30, 2009:

Credit Default Swaps on Asset Backed Securities - Buy Protection (1)
Reference Obligation	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Notional Amount (4)	Market Value (5)	Upfront Premiums Paid/(Received)	Unrealized Appreciation
Asset-Backed Securities Corp. Home Equity 1-Month USD-LIBOR plus 1.550% due 03/25/2035	UBS	(1.250%	)	03/25/2035	$1,751	$1,740	$0	$1,740
Avenue CLO Fund Ltd. 3-Month USD-LIBOR plus 1.650% due 07/20/2018	JPM	(1.750%	)	07/20/2018	5,000	3,469	0	3,469
BFC Genesee CDO Ltd. 3-Month USD-LIBOR plus 1.650% due 01/10/2041	JPM	(1.450%	)	01/10/2041	2,460	2,401	0	2,401
Commercial Industrial Finance Corp. 3-Month USD-LIBOR plus 1.600% due 10/20/2020	CITI	(2.150%	)	10/20/2020	5,000	3,612	0	3,612
CS First Boston Mortgage Securities Corp. 5.300% due 07/15/2037	UBS	(1.080%	)	07/15/2037	10,000	7,307	0	7,307
Encore Credit Receivables Trust 1-Month USD-LIBOR plus 1.350% due 10/25/2035	JPM	(1.500%	)	10/25/2035	3,000	2,817	0	2,817
First Franklin Mortgage Loan Asset-Backed Certificates 1-Month USD-LIBOR plus 1.950% due 06/25/2034	MLP	(1.900%	)	06/25/2034	1,438	709	0	709
Lancer Funding Ltd. 3-Month USD-LIBOR plus 3.250% due 04/06/2046	JPM	(2.900%	)	04/06/2046	7,053	6,425	0	6,425
LB-UBS Commercial Mortgage Trust 5.587% due 09/15/2040	JPM	(1.170%	)	09/15/2040	4,000	3,211	0	3,211
Long Beach Mortgage Loan Trust 1-Month USD-LIBOR plus 1.400% due 02/25/2034	BCLY	(0.490%	)	02/25/2034	824	508	0	508
Merrill Lynch Mortgage Trust 5.244% due 11/12/2037	JPM	(1.150%	)	11/12/2037	4,000	2,790	0	2,790
Merrill Lynch Mortgage Trust 5.523% due 06/12/2043	UBS	(1.080%	)	06/12/2043	10,000	7,292	0	7,292
Morgan Stanley ABS Capital I 1-Month USD-LIBOR plus 1.700% due 12/27/2033	MSC	(0.540%	)	12/27/2033	817	511	0	511
Novastar Home Equity Loan 1-Month USD-LIBOR plus 3.500% due 09/25/2034	GSC	(2.200%	)	09/25/2034	3,413	3,140	0	3,140
Octagon Investment Partners X Ltd. 3-Month USD-LIBOR plus 1.400% due 10/18/2020	JPM	(1.850%	)	10/18/2020	1,000	558	0	558
Race Point CLO 3-Month USD-LIBOR plus 1.650% due 04/15/2020	WAC	(1.950%	)	04/15/2020	2,000	1,191	0	1,191
Specialty Underwriting & Residential Finance 1-Month USD-LIBOR plus 1.300% due 02/25/2035	BCLY	(1.240%	)	02/25/2035	730	416	0	416
Structured Asset Investment Loan Trust 1-Month USD-LIBOR plus 0.820% due 02/25/2035	BCLY	(0.610%	)	02/25/2035	1,177	1,175	0	1,175
Telos CLO Ltd. 3-Month USD-LIBOR plus 1.700% due 10/11/2021	GSC	(2.500%	)	10/11/2021	1,500	891	0	891

						$50,163	$0	$50,163

92	PIMCO Funds	Private Account Portfolio Series	See Accompanying Notes

(Unaudited) September 30, 2009

Credit Default Swaps on Asset Backed Securities - Sell Protection (2)
Reference Obligation	Counterparty	Fixed Deal Receive Rate	Maturity Date	Notional Amount (4)	Market Value (5)	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
ACE Securities Corp. 1-Month USD-LIBOR plus 0.700% due 07/25/2034	GSC	0.700%	07/25/2034	$4,497	$(1,946)	$(1,124)	$(822)
Ameriquest Mortgage Securities, Inc. 1-Month USD-LIBOR plus 0.610% due 01/25/2035	GSC	0.610%	01/25/2035	5,152	(4,429)	(3,504)	(925)
Ameriquest Mortgage Securities, Inc. 1-Month USD-LIBOR plus 0.640% due 09/25/2034	GSC	0.640%	09/25/2034	7,500	(3,528)	(2,550)	(978)
Argent Securities, Inc. 1-Month USD-LIBOR plus 0.490% due 10/25/2035	GSC	0.490%	10/25/2035	7,500	(3,070)	(2,850)	(220)
Asset-Backed Securities Corp. Home Equity 1-Month USD-LIBOR plus 0.630% due 09/25/2034	GSC	0.630%	09/25/2034	7,500	(3,934)	(2,325)	(1,609)
Bear Stearns Asset-Backed Securities Trust 1-Month USD-LIBOR plus 0.800% due 08/25/2034	GSC	0.800%	08/25/2034	6,500	(2,926)	(2,145)	(781)
Carrington Mortgage Loan Trust 1-Month USD-LIBOR plus 0.480% due 10/25/2035	GSC	0.480%	10/25/2035	6,500	(2,060)	(1,950)	(110)
Countrywide Asset-Backed Certificates 1-Month USD-LIBOR plus 0.650% due 06/25/2035	GSC	0.650%	06/25/2035	8,000	(4,547)	(2,400)	(2,147)
Encore Credit Receivables Trust 1-Month USD-LIBOR plus 0.460% due 07/25/2035	GSC	0.460%	07/25/2035	7,000	(4,193)	(2,450)	(1,743)
GSAMP Trust 1-Month USD-LIBOR plus 0.490% due 09/25/2035	GSC	0.490%	09/25/2035	9,000	(3,235)	(3,150)	(85)
Long Beach Mortgage Loan Trust 1-Month USD-LIBOR plus 0.700% due 10/25/2034	GSC	0.700%	10/25/2034	7,500	(2,641)	(2,400)	(241)
MASTR Asset-Backed Securities Trust 1-Month USD-LIBOR plus 0.500% due 12/25/2034	GSC	0.500%	12/25/2034	7,500	(2,779)	(2,100)	(679)
New Century Home Equity Loan Trust 1-Month USD-LIBOR plus 0.450% due 06/25/2035	GSC	0.450%	06/25/2035	7,500	(2,713)	(2,550)	(163)
Option One Mortgage Loan Trust 1-Month USD-LIBOR plus 0.520% due 02/25/2035	GSC	0.520%	02/25/2035	5,000	(2,323)	(2,250)	(73)
Park Place Securities, Inc. 1-Month USD-LIBOR plus 0.650% due 10/25/2034	GSC	0.650%	10/25/2034	7,500	(3,144)	(2,250)	(894)
Park Place Securities, Inc. 1-Month USD-LIBOR plus 0.700% due 10/25/2034	GSC	0.700%	10/25/2034	7,500	(4,287)	(2,625)	(1,662)
Park Place Securities, Inc. 1-Month USD-LIBOR plus 0.740% due 12/25/2034	GSC	0.740%	12/25/2034	5,000	(2,094)	(1,600)	(494)
Residential Asset Mortgage Products, Inc. 1-Month USD-LIBOR plus 0.620% due 11/25/2034	GSC	0.620%	11/25/2034	7,000	(3,289)	(1,960)	(1,329)
Specialty Underwriting & Residential Finance 1-Month USD-LIBOR plus 0.500% due 09/25/2036	GSC	0.500%	09/25/2036	7,500	(6,818)	(3,375)	(3,443)
Specialty Underwriting & Residential Finance 1-Month USD-LIBOR plus 0.800% due 10/25/2035	GSC	0.800%	10/25/2035	4,635	(2,082)	(2,085)	3
Structured Asset Investment Loan Trust 1-Month USD-LIBOR plus 0.440% due 04/25/2035	GSC	0.440%	04/25/2035	5,000	(2,890)	(2,750)	(140)
Structured Asset Investment Loan Trust 1-Month USD-LIBOR plus 0.480% due 09/25/2035	GSC	0.480%	09/25/2035	13,000	(7,324)	(7,150)	(174)
Structured Asset Investment Loan Trust 1-Month USD-LIBOR plus 0.510% due 08/25/2035	GSC	0.510%	08/25/2035	9,000	(7,009)	(6,750)	(259)
Structured Asset Investment Loan Trust 1-Month USD-LIBOR plus 0.650% due 09/25/2034	GSC	0.650%	09/25/2034	7,474	(1,528)	(2,990)	1,462
Structured Asset Investment Loan Trust 1-Month USD-LIBOR plus 0.850% due 12/25/2034	GSC	0.850%	12/25/2034	5,702	(4,079)	(1,996)	(2,083)
Structured Asset Investment Loan Trust 1-Month USD-LIBOR plus 0.950% due 04/25/2034	GSC	1.425%	04/25/2034	1,576	(669)	(630)	(39)
Structured Asset Investment Loan Trust 1-Month USD-LIBOR plus 1.300% due 11/25/2034	GSC	1.300%	11/25/2034	2,658	(2,574)	(2,499)	(75)
Wells Fargo Home Equity Trust 1-Month USD-LIBOR plus 0.630% due 04/25/2034	GSC	0.630%	04/25/2034	2,228	(1,035)	(780)	(255)

					$(93,146)	$(73,188)	$(19,958)

Credit Default Swaps on Corporate, Sovereign, and U.S. Municipal Issues - Buy Protection (1)

Reference Entity	Counterparty	Fixed Deal (Pay) Rate	Maturity Date	Implied Credit Spread at September 30, 2009 (3)	Notional Amount (4)	Market Value	Upfront Premiums Paid/(Received)	Unrealized (Depreciation)
American International Group, Inc.	GSC	(5.000%)	12/20/2016	7.340%	$3,000	$326	$630	$(304)
American International Group, Inc.	JPM	(5.000%)	09/20/2018	7.080%	6,700	733	1,374	(641)

						$ 1,059	$2,004	$(945)

See Accompanying Notes	Semiannual Report	September 30, 2009	93

Schedule of Investments  Mortgage Portfolio  (Cont.)

Credit	Default Swaps on Credit Indices - Buy Protection (1)

Index/Tranches	Counterparty	Fixed Deal (Pay) Rate	Maturity Date	Notional Amount (4)	Market Value (5)	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
CMBX.NA AAA 2 Index	BOA	(0.070%)	03/15/2049	$17,000	$2,113	$4,061	$(1,948)
CMBX.NA AAA 2 Index	JPM	(0.070%)	03/15/2049	1,000	124	236	(112)
CMBX.NA AAA 2 Index	MSC	(0.070%)	03/15/2049	52,150	6,478	11,872	(5,394)
CMBX.NA AAA 4 Index	BCLY	(0.350%)	02/17/2051	7,600	1,526	623	903
CMBX.NA AAA 4 Index	BOA	(0.350%)	02/17/2051	50,500	10,143	8,102	2,041
CMBX.NA AAA 4 Index	CITI	(0.350%)	02/17/2051	68,000	13,681	12,920	761
CMBX.NA AAA 4 Index	CSFB	(0.350%)	02/17/2051	38,450	7,721	7,954	(233)
CMBX.NA AAA 4 Index	DUB	(0.350%)	02/17/2051	11,250	2,260	3,948	(1,688)
CMBX.NA AAA 4 Index	GSC	(0.350%)	02/17/2051	38,000	7,632	7,443	189
CMBX.NA AAA 4 Index	JPM	(0.350%)	02/17/2051	42,000	7,964	7,967	(3)
CMBX.NA AAA 4 Index	MSC	(0.350%)	02/17/2051	101,400	20,364	21,332	(968)
CMBX.NA AAA 5 Index	DUB	(0.350%)	02/15/2051	20,000	4,017	3,300	717
CMBX.NA AAA 5 Index	GSC	(0.350%)	02/15/2051	32,000	6,426	5,974	452

					$90,449	$ 95,732	$(5,283)

Credit	Default Swaps on Credit Indices - Sell Protection (2)

Index/Tranches	Counterparty	Fixed Deal Receive Rate	Maturity Date	Notional Amount (4)	Market Value (5)	Upfront Premiums Paid/(Received)	Unrealized (Depreciation)
ABX.HE A 06-1 Index	BCLY	0.540%	07/25/2045	$9,337	$(8,491)	$(257)	$(8,234)
ABX.HE A 06-2 Index	CSFB	0.440%	05/25/2046	17,445	(16,692)	(9,682)	(7,010)
ABX.HE A 06-2 Index	UBS	0.440%	05/25/2046	1,396	(1,328)	(719)	(609)
ABX.HE AA 07-1 Index	CITI	0.150%	08/25/2037	4,793	(4,625)	(2,499)	(2,126)
ABX.HE BBB 06-2 Index	CITI	1.330%	05/25/2046	5,349	(5,104)	(1,469)	(3,635)
ABX.HE BBB 06-2 Index	JPM	1.330%	05/25/2046	396	(371)	(7)	(364)
ABX.HE BBB 06-2 Index	MLP	1.330%	05/25/2046	1,090	(1,024)	(301)	(723)
ABX.HE BBB 06-2 Index	MSC	1.330%	05/25/2046	1,981	(1,857)	(535)	(1,322)
ABX.HE BBB 06-2 Index	UBS	1.330%	05/25/2046	18,921	(18,044)	(5,159)	(12,885)
CMBX.NA AAA 3 Index	CITI	0.080%	12/13/2049	30,000	(5,624)	(5,325)	(299)
CMBX.NA AAA 3 Index	MSC	0.080%	12/13/2049	15,000	(2,812)	(2,662)	(150)
CMBX.NA BBB- 1 Index	DUB	1.340%	10/12/2052	8,000	(5,806)	80	(5,886)

					$(71,778)	$ (28,535)	$(43,243)

(1)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities compromising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities compromising the referenced index.

(2)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities compromising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities compromising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, U.S. municipal issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(i)	Written options outstanding on September 30, 2009:

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Premium	Market Value
Put - OTC 7-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Pay	4.000%	11/23/2009	$556,000	$3,053	$751
Put - OTC 10-Year Interest Rate Swap	GSC	3-Month USD-LIBOR	Pay	4.350%	11/23/2009	88,200	517	164
Put - OTC 5-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Pay	5.500%	08/31/2010	126,000	1,359	541
Put - OTC 10-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Pay	6.000%	08/31/2010	10,300	103	69
Call - OTC 10-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Receive	3.000%	11/23/2009	282,000	1,826	881
Put - OTC 7-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Pay	4.000%	11/23/2009	87,000	477	118
Put - OTC 5-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Pay	5.500%	08/31/2010	110,000	1,218	472
Put - OTC 10-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	6.000%	08/31/2010	40,200	404	270

							$8,957	$3,266

94	PIMCO Funds	Private Account Portfolio Series	See Accompanying Notes

(Unaudited) September 30, 2009

Transactions in written call and put options for the period ended September 30, 2009:

	Notional Amount	Premium
Balance at 03/31/2009	$0	$0
Sales	1,299,700	8,957
Closing Buys	0	0
Expirations	0	0
Exercised	0	0

Balance at 09/30/2009	$1,299,700	$8,957

(j)	Short sales outstanding on September 30, 2009:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Market Value
Fannie Mae	4.000%	10/01/2024	$2,000	$2,014	$2,034
Fannie Mae	4.000%	10/01/2039	373,000	366,685	369,386
Fannie Mae	5.000%	11/01/2024	60,000	62,705	62,747
Fannie Mae	5.000%	09/01/2039	379	383	391
Fannie Mae	5.000%	10/01/2039	2,840,150	2,903,763	2,935,562
Fannie Mae	5.000%	11/01/2039	1,109,700	1,142,030	1,142,124
Fannie Mae	5.500%	10/01/2039	647,000	672,251	676,823
Fannie Mae	5.500%	11/01/2039	1,084,600	1,126,468	1,130,865
Fannie Mae	6.000%	10/01/2024	163,000	173,620	173,620
Fannie Mae	6.000%	10/01/2039	330,100	347,632	348,204
Fannie Mae	6.000%	11/01/2039	8,100	8,501	8,519
Freddie Mac	5.500%	06/01/2036	91,400	92,480	96,118
Ginnie Mae	4.000%	10/01/2039	216,000	212,048	213,637
Ginnie Mae	4.000%	12/01/2038	110,000	107,594	108,247
Ginnie Mae	6.000%	10/01/2039	33,000	34,763	34,841

				$7,252,937	$7,303,118

(l)	Fair Value Measurements +

The following is a summary of the fair valuations according to the inputs used as of September 30, 2009 in valuing the Portfolio’s assets and liabilities:

Category ++	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 09/30/2009
U.S. Government Agencies	$0	$15,478,022	$87,016	$15,565,038
Mortgage-Backed Securities	0	1,133,070	58,794	1,191,864
Asset-Backed Securities	0	851,303	1,467	852,770
Other Investments +++	22,279	379,045	1,645	402,969

Investments, at value	$22,279	$17,841,440	$148,922	$18,012,641

Short Sales, at value	$0	$(7,303,118)	$0	$(7,303,118)

Financial Derivative Instruments ++++	$0	$(61,678)	$39,146	$(22,532)

Total	$22,279	$10,476,644	$188,068	$10,686,991

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio during the period ending September 30, 2009:

Category ++	Beginning Balance at 03/31/2009	Net Purchases/ (Sales)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)	Net Transfers In/ (Out) of Level 3	Ending Balance at 09/30/2009	Net Change in Unrealized Appreciation/ (Depreciation) on investments held at 09/30/2009
U.S. Government Agencies	$11,988	$2,951	$870	$6	$2,701	$68,500	$87,016	$2,751
Mortgage-Backed Securities	2,624	53,742	49	246	2,916	(783)	58,794	2,508
Asset-Backed Securities	3,313	(5,098)	103	3,664	312	(827)	1,467	(200)
Other Investments +++	2,482	(1,053)	3	10	203	0	1,645	99

Investments, at value	$20,407	$50,542	$1,025	$3,926	$6,132	$66,890	$148,922	$5,158

Financial Derivative Instruments ++++	$50,902	$0	$0	$0	$(13,444)	$1,688	$39,146	$(6,334)

Total	$71,309	$50,542	$1,025	$3,926	$(7,312)	$68,578	$188,068	$(1,176)

+	See note 2 in the Notes to Financial Statements for additional information.

See Accompanying Notes	Semiannual Report	September 30, 2009	95

Schedule of Investments  Mortgage Portfolio  (Cont.)

++	Refer to the Schedule of Investments for additional information.
+++	Sum of all other categories each of which individually has an aggregate market value of less than 5% of net assets.
++++	Financial derivative instruments may include open futures contracts, swap contracts, written options, and foreign currency contracts.

(l)	Fair Value of Derivative Instruments ^

The following is a summary of the fair valuations of the Portfolio’s derivative instruments categorized by risk exposure:

Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of September 30, 2009:

	Derivatives not accounted for as hedging instruments
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Other Contracts	Total
Assets:
Unrealized appreciation on swap agreements	$0	$0	$56,691	$0	$0	$56,691

Liabilities:
Written options outstanding	$3,266	$0	$0	$0	$0	$3,266
Unrealized depreciation on swap agreements	0	0	75,957	0	0	75,957

	$3,266	$0	$75,957	$0	$0	$79,223

The Effect of Derivative Instruments on the Statement of Operations for the Six Months Ended September 30, 2009:

	Derivatives not accounted for as hedging instruments
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Other contracts	Total
Realized (Loss) on Derivatives Recognized as a Result from Operations:
Net realized (loss) on investments (purchased options)	$(29)	$0	$0	$0	$0	$(29)
Net realized (loss) on futures contracts, written options and swaps	(57,265)	0	(10,013)	0	0	(67,278)

	$(57,294)	$0	$(10,013)	$0	$0	$(67,307)

Net Change in Unrealized Appreciation on Derivatives Recognized as a Result from Operations:
Net change in unrealized appreciation on futures contracts, written options and swaps	$132,131	$0	$3,980	$0	$0	$136,111

^	See note 2 in the Notes to Financial Statements for additional information.

96	PIMCO Funds	Private Account Portfolio Series	See Accompanying Notes

Schedule of Investments Municipal Sector Portfolio	(Unaudited) September 30, 2009

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CORPORATE BONDS & NOTES 0.1%

American International Group, Inc.
8.175% due 05/15/2058	$200	$122

JPMorgan Chase & Co.
7.900% due 04/29/2049	1,100	1,059

Total Corporate Bonds & Notes (Cost $1,181)		1,181

MUNICIPAL BONDS & NOTES 104.7%

ALABAMA 0.1%

Birmingham, Alabama Special Care Facilities Financing Authority Revenue Bonds, (AGC Insured), Series 2009
6.000% due 06/01/2039	500	545

ALASKA 0.2%

Alaska State Boro of Matanuska-Susitna Revenue Bonds, (AGC Insured), Series 2009
6.000% due 09/01/2032	1,970	2,313

ARIZONA 1.3%

Apache County, Arizona Industrial Development Authority Revenue Bonds, Series 1998
5.875% due 03/01/2033	1,000	1,000

Arizona State Salt River Project Agricultural Improvement and Power District Revenue Bonds, Series 2009
5.000% due 01/01/2039 (c)	10,000	10,726

Phoenix, Arizona Civic Improvement Corp. Revenue Bonds, Series 2008
5.000% due 07/01/2038	1,625	1,698

		13,424

ARKANSAS 0.1%

North Little Rock, Arkansas Health Facilities Board Revenue Bonds, Series 1996
5.750% due 12/01/2021	1,000	1,084

CALIFORNIA 22.2%

Alhambra, California Unified School District General Obligation Bonds, (AGC Insured), Series 2009
5.500% due 08/01/2033	5,000	5,373

Anaheim, California Public Financing Authority Revenue Bonds, (FSA Insured), Series 1997
0.000% due 09/01/2022	2,000	1,044
0.000% due 09/01/2035	5,000	937

California State Association of Bay Area Governments Finance Authority for Non-Profit Corp. Revenue Bonds, (CM Insured), Series 2003
5.200% due 11/15/2022	2,500	2,550

California State Bay Area Toll Authority Revenue Bonds, Series 2008
5.000% due 04/01/2034	5,000	5,338

California State Desert Community College District General Obligation Bonds, (FSA Insured), Series 2007
5.000% due 08/01/2037	2,000	2,099

California State Educational Facilities Authority Revenue Bonds, Series 2007
4.750% due 10/01/2037	500	515

California State Educational Facilities Authority Revenue Bonds, Series 2009
5.000% due 01/01/2039	10,450	11,109
5.000% due 10/01/2039 (c)	10,000	10,773

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

California State General Obligation Bonds, (NPFGC-IBC Insured), Series 2007
5.000% due 06/01/2037	$2,030	$2,036

California State General Obligation Bonds, Series 2005
5.050% due 12/01/2036	4,970	4,376

California State General Obligation Bonds, Series 2007
4.875% due 12/01/2033	250	245
5.000% due 06/01/2037	5,000	5,016
5.000% due 11/01/2037	5,000	5,016

California State General Obligation Bonds, Series 2009
6.000% due 04/01/2038	7,100	7,794

California State Health Facilities Financing Authority Revenue Bonds, (NPFGC-IBC Insured), Series 2007
5.000% due 11/15/2042	13,000	12,958

California State Palomar Pomerado Health General Obligation Bonds, (AGC Insured), Series 2009
0.000% due 08/01/2019	6,435	4,070

California State Pollution Control Financing Authority Revenue Bonds, Series 1996
0.300% due 11/01/2026	100	100

California State University Revenue Bonds, (AMBAC Insured), Series 2005
5.000% due 11/01/2030	2,300	2,396

California Statewide Communities Development Authority Revenue Notes, (FHA Insured), Series 2009
5.500% due 02/01/2015	2,740	3,086

Chabot-Las Positas, California General Obligation Bonds, (AMBAC Insured), Series 2006
5.000% due 08/01/2030	250	264

Clovis, California Unified School District General Obligation Bonds, (NPFGC-FGIC Insured), Series 2004
0.000% due 08/01/2026	1,035	449

Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2003
5.625% due 06/01/2038	350	401

Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2007
5.125% due 06/01/2047	4,600	3,460
5.750% due 06/01/2047	3,190	2,663

Grossmont, California Union High School District General Obligation Bonds, (FSA Insured), Series 2009
5.250% due 08/01/2033	6,950	7,561

Hawthorne, California School District General Obligation Bonds, (AGC Insured), Series 2009
0.000% due 08/01/2020	315	184

Hawthorne, California School District General Obligation Notes, (AGC Insured), Series 2009
0.000% due 08/01/2019	300	187

Huntington Beach, California Union High School District General Obligation Bonds, (FSA-CR/NPFGC Insured), Series 2005
0.000% due 08/01/2030	5,000	1,669

Imperial, California Community College District General Obligation Bonds, (XLCA Insured), Series 2006
0.000% due 08/01/2030	1,000	275

Long Beach, California Bond Finance Authority Revenue Bonds, Series 2007
5.500% due 11/15/2027	1,000	1,000

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Los Angeles, California Community College District General Obligation Bonds, (FSA Insured), Series 2006
5.000% due 08/01/2031	$500	$531

Los Angeles, California Community College District General Obligation Bonds, (NPFGC-FGIC Insured), Series 2007
5.000% due 08/01/2027	1,200	1,300
5.000% due 08/01/2032	7,200	7,634

Los Angeles, California Community College District General Obligation Bonds, Series 2008
5.000% due 08/01/2033 (c)	17,000	17,929

Los Angeles, California Department of Water & Power Revenue Bonds, (AMBAC Insured), Series 2007
5.000% due 07/01/2039	3,900	4,125

Los Angeles, California Department of Water & Power Revenue Bonds, Series 2009
5.000% due 07/01/2026	2,350	2,591

Los Angeles, California Unified School District General Obligation Bonds, (FSA Insured), Series 2003
5.000% due 07/01/2021	5,000	5,331

Los Angeles, California Unified School District General Obligation Bonds, (NPFGC Insured), Series 2007
4.500% due 07/01/2025	4,700	4,749
4.500% due 01/01/2028	5,300	5,267

Los Angeles, California Wastewater System Revenue Bonds, Series 2009
5.375% due 06/01/2039	4,000	4,396

Lucia Mar, California Unified School District General Obligation Bonds, (FSA Insured), Series 2002
5.000% due 08/01/2022	1,215	1,279

Norco, California Redevelopment Agency Tax Allocation Bonds, (Radian Insured), Series 2004
5.000% due 03/01/2032	1,000	796

Poway, California Unified School District General Obligation Bonds, Series 2009
0.000% due 08/01/2021	2,500	1,394
0.000% due 08/01/2027	2,500	954

Salinas, California Union High School District General Obligation Bonds, (NPFGC-FGIC Insured), Series 2003
0.000% due 10/01/2027	1,000	373

San Bernardino, California Community College District General Obligation Bonds, (FSA Insured), Series 2006
5.000% due 08/01/2031	3,000	3,181

San Bernardino, California Community College District General Obligation Bonds, Series 2008
5.500% due 08/01/2019	300	359

San Diego, California Unified School District General Obligation Bonds, (FSA Insured), Series 2005
4.750% due 07/01/2027	4,000	4,182

San Francisco, California City & County Public Utilities Commission Revenue Bonds, (FSA Insured), Series 2006
4.750% due 11/01/2036	6,000	6,139

Santa Cruz County, California Redevelopment Agency Tax Allocation Bonds, Series 2009
7.000% due 09/01/2036	250	280

Santa Margarita-Dana, California Point Authority Revenue Bonds, Series 2009
5.125% due 08/01/2038	5,000	5,391

See Accompanying Notes	Semiannual Report	September 30, 2009	97

Schedule of Investments  Municipal Sector Portfolio  (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Santa Monica-Malibu, California Unified School District General Obligation Bonds, (NPFGC-FGIC Insured), Series 1999
0.000% due 08/01/2022	$5,000	$2,777

Southern California State Metropolitan Water District Revenue Bonds, (NPFGC-FGIC Insured), Series 2003
5.000% due 10/01/2036	500	523

Southern California State Metropolitan Water District Revenue Bonds, Series 2009
5.000% due 01/01/2034	6,985	7,576
5.000% due 01/01/2039 (c)	15,350	16,624

Southern California State Tobacco Securitization Agency Revenue Bonds, Series 2006
5.125% due 06/01/2046	9,500	7,159

Southern California State Tobacco Securitization Authority Revenue Bonds, Series 2006
5.000% due 06/01/2037	100	81

Torrance, California Unified School District General Obligation Bonds, Series 2009
5.375% due 08/01/2021	1,500	1,737

University of California Regents Medical Center Revenue Bonds, (NPFGC Insured), Series 2007
4.750% due 05/15/2031	1,000	1,011

University of California Revenue Bonds, Series 2008
5.000% due 05/15/2038	4,000	4,231

University of California Revenue Bonds, Series 2009
5.250% due 05/15/2039	4,000	4,356

West Contra Costa, California Unified School District General Obligation Bonds, (AGC Insured), Series 2009
0.000% due 08/01/2022	5,000	2,592

Whittier, California Union High School District General Obligation Bonds, Series 2009
0.000% due 08/01/2025 (a)	3,000	1,211

		233,003

COLORADO 3.7%

Arapahoe County, Colorado School District No. 5 Cherry Creek General Obligation Bonds, Series 2009
5.000% due 12/15/2028	10,210	11,379

Boulder, Larimer & Weld Counties, Colorado St. Vrain Valley School District General Obligation Bonds, Series 2009
5.000% due 12/15/2033	3,100	3,359

Colorado State Certificates of Participation Bonds, (NPFGC Insured), Series 2005
5.000% due 11/01/2030	7,750	8,134

Colorado State Health Facilities Authority Revenue Bonds, (FSA Insured), Series 2003
5.500% due 05/15/2030	3,000	3,229

Colorado State Health Facilities Authority Revenue Bonds, Series 1991
0.000% due 07/15/2024	5,425	2,978

Colorado State Regional Transportation District Revenue Bonds, (AMBAC Insured), Series 2006
4.500% due 11/01/2032	5,585	5,707

Colorado State School of Mines Revenue Bonds, (AMBAC Insured), Series 2002
5.000% due 12/01/2037	340	342

Colorado State Water Resources & Power Development Authority Revenue Bonds, (AGC Insured), Series 2009
5.250% due 12/01/2038	500	536

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Gunnison, Colorado Watershed School District No. Re1J General Obligation Bonds, Series 2009
5.250% due 12/01/2033	$1,500	$1,653

University of Colorado Revenue Bonds, Series 2009
5.375% due 06/01/2038	1,500	1,659

		38,976

DISTRICT OF COLUMBIA 2.1%

District of Columbia Metropolitan Airports Authority Revenue Bonds, Series 2009
5.000% due 10/01/2029	2,500	2,668
5.000% due 10/01/2039	3,000	3,174

District of Columbia Revenue Bonds, Series 2009
5.750% due 10/01/2039	10,000	11,228

District of Columbia Water & Sewer Authority Revenue Bonds, Series 2009
5.500% due 10/01/2039 (c)	4,500	5,163

		22,233

FLORIDA 2.7%

Broward County, Florida Revenue Bonds, Series 2009
5.375% due 10/01/2029	1,150	1,206

Florida State Board of Education General Obligation Bonds, Series 2008
4.750% due 06/01/2037	11,100	11,433
5.000% due 06/01/2035	1,655	1,764

Florida State Board of Education General Obligation Bonds, Series 2009
5.000% due 06/01/2034	5,000	5,339

Florida State JEA Water & Sewer System Revenue Bonds, Series 2009
5.500% due 10/01/2039	5,000	5,164

Florida State Municipal Power Agency Revenue Bonds, Series 2008
0.300% due 10/01/2035	5	5

Miami-Dade County, Florida Revenue Bonds, (AGC Insured), Series 2008
5.250% due 10/01/2033	1,000	1,009

Sarasota County, Florida Public Hospital Board Revenue Bonds, (NPFGC Insured), Series 1997
6.556% due 10/01/2021	3,500	3,108

		29,028

GEORGIA 0.4%

Macon-Bibb County, Georgia Hospital Authority Revenue Bonds, Series 2009
5.000% due 08/01/2032	4,000	4,125

HAWAII 0.2%

University of Hawaii Revenue Bonds, Series 2009
5.250% due 10/01/2034	2,000	2,151

ILLINOIS 7.6%

Boone, McHenry & Dekalb Counties, Illinois Community Unit School Dist No. 100 General Obligation Bonds, (NPFGC Insured), Series 2005
0.000% due 12/01/2019	5,195	3,427
0.000% due 12/01/2020	6,550	4,093

Chicago, Illinois Board of Education General Obligation Bonds, (NPFGC-FGIC Insured), Series 1998
0.000% due 12/01/2027	2,000	785

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Chicago, Illinois General Obligation Bonds, (FSA Insured), Series 2006
4.750% due 01/01/2036	$600	$612

Chicago, Illinois General Obligation Bonds, (NPFGC Insured), Series 2001
0.000% due 01/01/2023 (b)	1,555	1,636

Chicago, Illinois General Obligation Bonds, Series 2009
5.000% due 01/01/2034	19,210	20,482

Chicago, Illinois O’Hare International Airport Revenue Bonds, (NPFGC-FGIC Insured), Series 2005
5.250% due 01/01/2023	5,000	5,268

Chicago, Illinois Revenue Bonds, (FHA/GNMA Insured), Series 2007
4.625% due 09/20/2037	1,725	1,589

Cook, Kane, Lake & McHenry Counties, Illinois Community College District No. 512 General Obligation Bonds, Series 2009
4.750% due 12/01/2028	10,000	10,688

Illinois State Educational Facilities Authority Revenue Bonds, Series 2003
5.000% due 07/01/2033	765	786

Illinois State Educational Facilities Authority Revenue Bonds, Series 2009
5.500% due 08/15/2036	3,000	3,187

Illinois State Finance Authority Revenue Bonds, Series 2009
5.500% due 07/01/2037 (c)	10,000	11,413
5.750% due 07/01/2033	300	338

Illinois State General Obligation Bonds, (AMBAC Insured), Series 2004
5.000% due 11/01/2028	1,000	1,046

Illinois State Toll Highway Authority Revenue Bonds, Series 2008
5.500% due 01/01/2033	8,905	10,183

Peoria, Illinois Public Building Commission Revenue Bonds, (AGC Insured), Series 2009
0.000% due 12/01/2019	4,000	2,515
0.000% due 12/01/2020	3,000	1,760

		79,808

KANSAS 0.5%

Kansas State Development Finance Authority Revenue Bonds, Series 2009
5.125% due 11/15/2039 (a)	1,000	1,023

Wichita, Kansas Water & Sewer Utility Revenue Bonds, Series 2009
5.000% due 10/01/2039	3,500	3,718

		4,741

KENTUCKY 0.3%

Paducah, Kentucky Revenue Bonds, (AGC Insured), Series 2009
5.250% due 10/01/2035	3,000	3,235

LOUISIANA 1.6%

Louisiana State Tobacco Settlement Financing Corp. Revenue Bonds, Series 2001
5.875% due 05/15/2039	17,160	16,519

MARYLAND 0.5%

Maryland State Health & Higher Educational Facilities Authority Revenue Bonds, Series 2007
5.000% due 07/01/2027	1,000	893

98	PIMCO Funds	Private Account Portfolio Series	See Accompanying Notes

(Unaudited) September 30, 2009

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Maryland State Health & Higher Educational Facilities Authority Revenue Bonds, Series 2008
6.000% due 01/01/2043	$1,600	$1,653

Maryland State Health & Higher Educational Facilities Authority Revenue Bonds, Series 2009
6.750% due 07/01/2039	2,000	2,334

		4,880

MASSACHUSETTS 7.2%

Massachusetts State General Obligation Bonds, (FSA Insured), Series 2006
0.000% due 11/01/2019	2,000	1,754

Massachusetts State General Obligation Bonds, Series 2008
5.000% due 09/01/2032	7,770	8,481

Massachusetts State Health & Educational Facilities Authority Revenue Bonds, Series 2009
5.500% due 11/15/2036	7,025	8,054

Massachusetts State Housing Finance Agency Revenue Bonds, Series 2003
5.000% due 06/01/2034 (c)	5,000	5,037

Massachusetts State Revenue Bonds, (FSA Insured), Series 2005
6.181% due 06/01/2020	11,820	11,066
6.281% due 06/01/2022	10,775	9,993

Massachusetts State Water Pollution Abatement Revenue Bonds, Series 2006
0.000% due 08/01/2023	30,705	26,347

Massachusetts State Water Resources Authority Revenue Bonds, Series 2009
5.000% due 08/01/2039	5,000	5,348

		76,080

MICHIGAN 1.4%

Detroit, Michigan Revenue Bonds, (NPFGC Insured), Series 2003
5.000% due 07/01/2034	5,125	5,170

Michigan State Higher Education Student Loan Authority Revenue Bonds, (AMBAC Insured), Series 2005
4.875% due 03/01/2030	8,500	7,316

Michigan State Hospital Finance Authority Revenue Bonds, Series 2008
5.750% due 05/15/2038	2,000	2,035

		14,521

MISSOURI 0.7%

Lees Summit, Missouri Industrial Development Authority Revenue Notes, Series 2007
5.000% due 08/15/2010	520	533

Missouri State Heath & Educational Facilities Authority Revenue Bonds, Series 2008
5.375% due 03/15/2039	5,180	5,768

Missouri State Housing Development Commission Revenue Bonds, (GNMA/FNMA/FHLMC Insured), Series 2007
4.750% due 09/01/2032	370	336

St. Louis, Missouri Industrial Development Authority Revenue Bonds, Series 2007
4.875% due 03/01/2032	1,000	912

		7,549

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NEBRASKA 1.0%

Nebraska State Municipal Energy Agency Revenue Bonds, (BHAC Insured), Series 2009
5.375% due 04/01/2039	$10,000	$11,044

NEVADA 3.4%

Clark County, Nevada General Obligation Bonds, (FSA Insured), Series 2006
4.750% due 06/01/2030	5,000	5,074

Clark County, Nevada General Obligation Bonds, (NPFGC-FGIC Insured), Series 2006
4.750% due 11/01/2035	23,580	23,509

Clark County, Nevada General Obligation Bonds, Series 2008
5.000% due 06/01/2027	6,995	7,529

		36,112

NEW JERSEY 1.6%

New Jersey State Economic Development Authority Revenue Bonds, (AGC Insured), Series 2009
5.500% due 12/15/2034	5,500	6,219

New Jersey State Economic Development Authority Revenue Bonds, Series 1998
6.000% due 11/01/2028	2,480	1,760

New Jersey State Tobacco Settlement Financing Corp. Revenue Bonds, Series 2007
5.000% due 06/01/2029	100	86
5.000% due 06/01/2041	6,700	5,070

New Jersey State Transportation Trust Fund Authority Revenue Bonds, Series 2006
5.250% due 12/15/2021	900	1,040

New Jersey State Turnpike Authority Revenue Bonds, Series 2009
5.250% due 01/01/2040	2,500	2,681

		16,856

NEW MEXICO 0.5%

New Mexico State Finance Authority Revenue Bonds, Series 2006
5.000% due 12/15/2026	5,000	5,437

NEW YORK 13.2%

Liberty, New York Development Corp. Revenue Bonds, Series 2005
5.250% due 10/01/2035	5,000	5,129

Liberty, New York Development Corp. Revenue Bonds, Series 2007
5.500% due 10/01/2037	1,000	1,066

Long Island, New York Power Authority Revenue Bonds, Series 2009
5.750% due 04/01/2039	2,200	2,470

Long Island, New York Power Authority Revenue Notes, (NPFGC Insured), Series 2006
0.000% due 09/01/2015	26,000	22,400

New York City, New York General Obligation Bonds, (FSA Insured), Series 2005
7.731% due 08/01/2016	1,700	1,582

New York City, New York General Obligation Bonds, (NPFGC Insured), Series 1999
5.125% due 05/15/2029	20	20

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

New York City, New York Industrial Development Agency Revenue Bonds, (FGIC Insured), Series 2006
5.000% due 03/01/2031	$800	$801

New York City, New York Municipal Water Finance Authority Revenue Bonds, (FSA-CR Insured), Series 2002
5.125% due 06/15/2034	1,700	1,751

New York City, New York Municipal Water Finance Authority Revenue Bonds, Series 2007
4.750% due 06/15/2035 (c)	4,000	4,135

New York City, New York Municipal Water Finance Authority Revenue Bonds, Series 2009
5.000% due 06/15/2039	2,500	2,695
5.000% due 06/15/2040	2,000	2,156
5.250% due 06/15/2040	5,000	5,553

New York City, New York Municipal Water Financial Authority Revenue Bonds, Series 2004
5.000% due 06/15/2039	500	521

New York City, New York Transitional Finance Authority Revenue Bonds, Series 2009
5.250% due 01/15/2030	10,000	10,920
5.375% due 01/15/2034	1,905	2,106

New York City, New York Trust for Cultural Resources Revenue Bonds, (NPFGC-FGIC Insured), Series 2004
5.000% due 02/01/2034	1,000	1,035

New York State Dormitory Authority Revenue Bonds, Series 2006
5.000% due 07/01/2035	1,830	1,950

New York State Dormitory Authority Revenue Bonds, Series 2008
5.000% due 07/01/2029	15,000	16,153
5.000% due 07/01/2038	4,500	4,741

New York State Dormitory Authority Revenue Bonds, Series 2009
5.000% due 03/15/2038	2,000	2,146

New York State Environmental Facilities Corp. Revenue Bonds, Series 2006
5.000% due 06/15/2025	5,000	5,494

New York State Environmental Facilities Corp. Revenue Bonds, Series 2009
5.000% due 06/15/2034	1,660	1,792

New York State JPMorgan Chase Putters/Drivers Trust Revenue Bonds, Series 2008
19.110% due 06/15/2026	2,340	3,592

New York State Port Authority of New York & New Jersey Revenue Bonds, (NPFGC Insured), Series 2004
5.125% due 05/01/2034	2,500	2,558

New York State Port Authority of New York & New Jersey Revenue Bonds, (NPFGC-FGIC Insured), Series 2001
5.000% due 08/01/2036	7,310	7,346

New York State Port Authority of New York & New Jersey Revenue Bonds, Series 2008
5.000% due 07/15/2038	2,500	2,672
5.250% due 09/15/2023	1,000	1,087
5.750% due 11/01/2030	2,300	2,563

New York State Thruway Authority Revenue Bonds, (FSA Insured), Series 2005
4.750% due 01/01/2029	5,000	5,211

New York State Triborough Bridge & Tunnel Authority Revenue Bonds, Series 2008
5.000% due 11/15/2038	10,280	11,050

See Accompanying Notes	Semiannual Report	September 30, 2009	99

Schedule of Investments  Municipal Sector Portfolio  (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

New York State Urban Development Corp. Revenue Bonds, Series 2009
5.250% due 03/15/2038	$5,000	$5,463

		138,158

NORTH CAROLINA 0.5%

Charlotte, North Carolina Certificates of Participation Bonds, Series 2009
5.000% due 06/01/2034	5,000	5,368

OHIO 1.4%

Ohio State Air Quality Development Authority Revenue Bonds, Series 2009
5.700% due 08/01/2020	1,000	1,097

Ohio State Buckeye Tobacco Settlement Financing Authority Revenue Bonds, Series 2007
5.750% due 06/01/2034	200	188
5.875% due 06/01/2030	500	478
5.875% due 06/01/2047	9,800	7,962
6.000% due 06/01/2042	5,600	4,698

		14,423

OREGON 2.2%

Clackamas County, Oregon School District No. 12 General Obligation Bonds, (FSA Insured), Series 2007
0.000% due 06/15/2019 (b)	1,000	1,027
0.000% due 06/15/2020 (b)	4,140	4,268
0.000% due 06/15/2021 (b)	3,665	3,765

Oregon State Department of Administrative Services Revenue Bonds, Series 2009
5.000% due 04/01/2028	8,750	9,712

Oregon State Department of Transportation Revenue Bonds, Series 2009
5.000% due 11/15/2029	4,000	4,434

		23,206

PENNSYLVANIA 1.2%

Berks County, Pennsylvania Municipal Authority Revenue Bonds, Series 2009
5.500% due 11/01/2031	2,000	2,129

Bucks County, Pennsylvania Centennial School District General Obligation Bonds, (FSA Insured), Series 2009
5.125% due 12/15/2032	3,250	3,472

Pennsylvania State Turnpike Commission Revenue Bonds, (AGC Insured), Series 2009
5.000% due 06/01/2039	3,000	3,152

Pennsylvania State Turnpike Commission Revenue Bonds, Series 2009
5.250% due 06/01/2039	4,000	4,317

		13,070

PUERTO RICO 0.0%

Puerto Rico Sales Tax Financing Corp. Revenue Bonds, (AMBAC Insured), Series 2007
0.000% due 08/01/2054	1,600	120

RHODE ISLAND 0.3%

Rhode Island State Tobacco Settlement Financing Corp. Revenue Bonds, Series 2002
6.250% due 06/01/2042	2,925	2,865

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOUTH CAROLINA 1.7%

South Carolina State Public Service Authority Revenue Bonds, Series 2008
5.500% due 01/01/2038	$8,530	$9,489

South Carolina State Tobacco Settlement Revenue Management Authority Revenue Bonds, Series 2001
6.375% due 05/15/2030	6,000	7,835

		17,324

TENNESSEE 2.2%

Nashville & Davidson Counties, Tennessee Health & Educational Facilities Revenue Bonds, Series 2009
5.000% due 10/01/2039	7,000	7,518

Tennessee State Energy Acquisition Corp. Revenue Bonds, Series 2006
5.000% due 02/01/2021	2,000	1,985
5.000% due 02/01/2023	5,210	5,115
5.000% due 02/01/2024	3,500	3,416
5.000% due 02/01/2025	3,000	2,912
5.000% due 02/01/2027	2,000	1,926

		22,872

TEXAS 18.6%

Austin, Texas Water & Wastewater Utilities Revenue Bonds, (AMBAC Insured), Series 2005
5.000% due 05/15/2035	10,000	10,421

Austin, Texas Water & Wastewater Utilities Revenue Bonds, (XLCA Insured), Series 2007
5.000% due 11/15/2032	4,500	4,803

Carrollton-Farmers Branch, Texas Independent School District General Obligation Bonds, (PSF-GTD Insured), Series 2007
4.750% due 02/15/2032	5,000	5,230

Comal, Texas Independent School District General Obligation Bonds, (PSF-GTD Insured), Series 2007
5.000% due 02/01/2036	2,200	2,308

Conroe, Texas Independent School District General Obligation Bonds, Series 2009
5.750% due 02/15/2035	5,000	5,605

Dallas, Texas Independent School District General Obligation Bonds, (PSF-GTD Insured), Series 2006
4.750% due 08/15/2032	2,000	2,087

Denton, Texas Independent School District General Obligation Bonds, (PSF-GTD Insured), Series 2006
0.000% due 08/15/2025	5,800	2,771

El Paso, Texas General Obligation Bonds, Series 2009
5.000% due 08/15/2025	1,530	1,688
5.500% due 08/15/2034	2,000	2,211

Ennis, Texas Independent School District 903 General Obligation Bonds, (PSF-GTD Insured), Series 2006
0.000% due 08/15/2033	9,155	2,864

Frisco, Texas Independent School District General Obligation Bonds, (PSF-GTD Insured), Series 2002
0.000% due 08/15/2034	20,000	6,241

Harris County, Texas Revenue Bonds, Series 2009
5.000% due 08/15/2038	10,000	10,574

Houston, Texas Higher Education Finance Corp. Revenue Bonds, Series 2007
4.750% due 05/15/2037	410	429

Houston, Texas Independent School District General Obligation Bonds, (PSF-GTD Insured), Series 1999
4.750% due 02/15/2026	835	835

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Houston, Texas Revenue Bonds, (AGC Insured), Series 2009
5.125% due 11/15/2032	$5,595	$6,051
5.250% due 11/15/2033	5,000	5,440

Lancaster, Texas Independent School District General Obligation Bonds, (FSA Insured), Series 2006
0.000% due 02/15/2024	2,250	1,160

McLennan County, Texas Junior College District General Obligation Bonds, (FSA Insured), Series 2007
5.000% due 08/15/2032	810	849

North Central Texas State Health Facility Development Corp. Revenue Bonds, Series 2009
5.750% due 08/15/2039	2,500	2,664

North Texas State Tollway Authority Revenue Bonds, Series 2008
5.750% due 01/01/2033	1,250	1,332

Round Rock, Texas Independent School District General Obligation Bonds, Series 2009
5.250% due 08/01/2034 (c)	10,000	10,952

San Antonio, Texas Revenue Bonds, (NPFGC-FGIC Insured), Series 2007
4.500% due 05/15/2032	400	413

San Antonio, Texas Utilities Revenue Bonds, (NPFGC Insured), Series 2005
5.000% due 02/01/2030	7,070	7,426

San Antonio, Texas Water Revenue Bonds, (MBIA Insured), Series 2005
4.750% due 05/15/2038 (c)	25,000	25,781

San Antonio, Texas Water System Revenue Bonds, Series 2009
5.250% due 05/15/2034 (c)	13,790	15,018

Spring, Texas Independent School District General Obligation Bonds, (PSF-GTD Insured), Series 2009
5.000% due 08/15/2034	9,500	10,188

Tarrant County, Texas Cultural Education Facilities Finance Corp. Revenue Bonds, Series 2007
5.000% due 02/15/2026	4,500	4,625

Tarrant County, Texas Cultural Education Facilities Finance Corp. Revenue Bonds, Series 2009
6.250% due 11/15/2029	8,000	8,687

Texas State General Obligation Bonds, Series 2007
5.000% due 04/01/2037	2,000	2,139

Texas State General Obligation Bonds, Series 2008
4.750% due 04/01/2037	3,535	3,685

Texas State JPMorgan Chase Putters/Drivers Trust General Obligation Bonds, (PSF-GTD Insured), Series 2008
9.834% due 02/15/2031	300	373

Texas State Municipal Gas Acquisition & Supply Corp. Revenue Bonds, Series 2008
6.250% due 12/15/2026	1,525	1,642

Texas State SA Energy Acquisition Public Facility Corp. Revenue Bonds, Series 2007
5.500% due 08/01/2027	2,000	2,034

Texas State Tarrant Regional Water District Revenue Bonds, (NPFGC-FGIC Insured), Series 2006
4.750% due 03/01/2029	5,000	5,153

Texas State Transportation Commission Revenue Bonds, Series 2006
4.750% due 04/01/2024	10,945	11,772

Tyler, Texas Independent School District General Obligation Bonds, Series 2009
5.000% due 02/15/2034	3,000	3,203

100	PIMCO Funds	Private Account Portfolio Series	See Accompanying Notes

(Unaudited) September 30, 2009

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

University of Texas Revenue Bonds, Series 2006
4.750% due 08/15/2028	$6,020	$6,436

		195,090

VIRGINIA 0.2%

Fairfax County, Virginia Industrial Development Authority Revenue Bonds, Series 2009
5.500% due 05/15/2035	1,000	1,086

Virginia State Tobacco Settlement Financing Corp. Revenue Bonds, Series 2005
5.500% due 06/01/2026	700	789

		1,875

WASHINGTON 3.2%

King County, Washington General Obligation Bonds, Series 2008
4.750% due 01/01/2034	1,320	1,379

King County, Washington General Obligation Bonds, Series 2009
5.125% due 01/01/2036	5,550	6,028

King County, Washington Public Hospital District No. 1 General Obligation Bonds, Series 2008
5.250% due 12/01/2028	2,500	2,729

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Washington State Central Puget Sound Regional Transportation Authority Revenue Bonds, Series 2007
5.000% due 11/01/2036	$680	$721

Washington State Certificates of Participation Bonds, Series 2009
5.400% due 01/01/2028	2,295	2,500
5.500% due 01/01/2029	2,280	2,487

Washington State General Obligation Bonds, (AMBAC Insured), Series 2004
0.000% due 12/01/2026	10,480	5,060

Washington State General Obligation Bonds, Series 2008
5.000% due 01/01/2027	8,945	9,918

Washington State Health Care Facilities Authority Revenue Bonds, Series 2009
7.375% due 03/01/2038	2,500	2,803

		33,625

WEST VIRGINIA 0.2%

West Virginia State Tobacco Settlement Financing Authority Revenue Bonds, Series 2007
7.467% due 06/01/2047	2,980	2,361

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
WISCONSIN 0.3%

Wisconsin State Clean Water Revenue Bonds, Series 2009
5.750% due 05/01/2033	$2,750	$3,160

Wisconsin State General Obligation Bonds, (NPFGC Insured), Series 2006
5.000% due 05/01/2037	200	205

		3,365

WYOMING 0.2%

Campbell County, Wyoming Revenue Bonds, Series 2009
5.750% due 07/15/2039	1,500	1,611

Total Municipal Bonds & Notes (Cost $1,001,514)		1,098,997

Total Investments 104.8% (Cost $1,002,695)		$1,100,178

Other Assets and Liabilities (Net) (4.8%)		(50,372)

Net Assets 100.0%		$1,049,806

Notes to Schedule of Investments (amounts in thousands*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	When-Issued security.
(b)	Security becomes interest bearing at a future date.
(c)	Securities represent fixed-rate municipal bonds transferred to a trust in a financing transaction in which the Portfolio acquired Residual Interest Municipal Bonds. Refer to Note 3(g) in the Notes to Financial Statements for additional information.
(d)	Fair Value Measurements +

The following is a summary of the fair valuations according to the inputs used as of September 30, 2009 in valuing the Portfolio’s assets and liabilities:

Category ++	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 09/30/2009
California	$0	$233,003	$0	$233,003
Illinois	0	79,808	0	79,808
Massachusetts	0	76,080	0	76,080
New York	0	138,158	0	138,158
Texas	0	195,090	0	195,090
Other Investments +++	0	378,039	0	378,039

Investments, at value	$0	$1,100,178	$0	$1,100,178

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ending September 30, 2009:

Category ++	Beginning Balance at 03/31/2009	Net Purchases/ (Sales)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)	Net Transfers In/ (Out) of Level 3	Ending Balance at 09/30/2009	Net Change in Unrealized Appreciation/ (Depreciation) on investments held at 09/30/2009
Financial Derivative Instruments ++++	$(7,571)	$0	$0	$0	$7,571	$0	$0	$0

+	See note 2 in the Notes to Financial Statements for additional information.
++	Refer to the Schedule of Investments for additional information.
+++	Sum of all other categories each of which individually has an aggregate market value of less than 5% of net assets.
++++	Financial derivative instruments may include open futures contracts, swap contracts, written options, and foreign currency contracts.

See Accompanying Notes	Semiannual Report	September 30, 2009	101

Schedule of Investments  Municipal Sector Portfolio  (Cont.)

(e)	Fair Value of Derivative Instruments ^

The following is a summary of the fair valuations of the Portfolio’s derivative instruments categorized by risk exposure:

The Effect of Derivative Instruments on the Statement of Operations for the Six Months Ended September 30, 2009:

	Derivatives not accounted for as hedging instruments
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Other Contracts	Total
Realized (Loss) on Derivatives Recognized as a Result from Operations:
Net realized (loss) on futures contracts, written options and swaps	$0	$0	$(5,369)	$0	$0	$(5,369)

Net Change in Unrealized Appreciation on Derivatives Recognized as a Result from Operations:
Net change in unrealized appreciation on futures contracts, written options and swaps	$0	$0	$7,968	$0	$0	$7,968

^	See note 2 in the Notes to Financial Statements for additional information.

102	PIMCO Funds	Private Account Portfolio Series	See Accompanying Notes

Schedule of Investments Real Return Portfolio	(Unaudited) September 30, 2009

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CORPORATE BONDS & NOTES 21.3%

BANKING & FINANCE 17.2%

American Express Credit Corp.
5.125% due 08/25/2014	$1,700	$1,761

American International Group, Inc.
5.450% due 05/18/2017	1,300	944
8.175% due 05/15/2058	1,100	668

ANZ National International Ltd.
6.200% due 07/19/2013	1,500	1,643

Bank of America Corp.
5.375% due 06/15/2014	1,100	1,138

Bank of America N.A.
1.059% due 05/12/2010	600	600

Barclays Bank PLC
7.434% due 09/29/2049	600	534
10.179% due 06/12/2021	1,360	1,791

Bear Stearns Cos. LLC
0.650% due 08/15/2011	5,000	4,978

Citigroup Funding, Inc.
1.518% due 05/07/2010	6,300	6,306

Commonwealth Bank of Australia
0.785% due 06/25/2014	3,800	3,788

Dexia Credit Local
0.939% due 09/23/2011	1,300	1,313

GATX Financial Corp.
5.800% due 03/01/2016	1,000	893

General Electric Capital Corp.
0.500% due 03/12/2012	8,400	8,439

LeasePlan Corp. NV
3.000% due 05/07/2012	2,100	2,150

Lehman Brothers Holdings, Inc.
2.951% due 05/25/2010 (a)	6,828	1,178

Merna Reinsurance Ltd.
0.932% due 07/07/2010	4,000	3,892

Metropolitan Life Global Funding I
2.202% due 06/10/2011	4,200	4,195
5.125% due 04/10/2013	600	623

Morgan Stanley
2.550% due 05/14/2010	6,200	6,269

National Australia Bank Ltd.
5.350% due 06/12/2013	1,300	1,388

Pacific Life Global Funding
5.150% due 04/15/2013	500	524

Prudential Financial, Inc.
0.520% due 06/10/2013	1,400	1,286

Swedbank AB
2.800% due 02/10/2012	9,000	9,163

Vita Capital Ltd.
1.497% due 01/01/2010	300	297

Vita Capital III Ltd.
1.717% due 01/01/2012	600	542

		66,303

INDUSTRIALS 4.1%

Avon Products, Inc.
6.500% due 03/01/2019	2,000	2,281

CIGNA Corp.
6.350% due 03/15/2018	2,000	2,009

International Business Machines Corp.
1.082% due 07/28/2011	1,800	1,820

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Roche Holdings, Inc.
2.393% due 02/25/2011	$3,000	$3,083

RR Donnelley & Sons Co.
11.250% due 02/01/2019 (e)	5,500	6,543

		15,736

Total Corporate Bonds & Notes (Cost $79,377)		82,039

MUNICIPAL BONDS & NOTES 0.2%

California State Tobacco Securitization Agency Revenue Bonds, Series 2002
5.625% due 06/01/2023	180	181

West Virginia State Tobacco Settlement Financing Authority Revenue Bonds, Series 2007
7.467% due 06/01/2047	960	761

Total Municipal Bonds & Notes (Cost $1,076)		942

U.S. GOVERNMENT AGENCIES 4.4%

Fannie Mae
2.251% due 09/01/2044 - 10/01/2044	177	176
3.196% due 09/01/2018	42	43
4.225% due 04/01/2035	289	301
4.647% due 01/01/2035	294	304
5.000% due 10/01/2039	100	103
5.500% due 09/01/2023	21	22

Freddie Mac
0.286% due 12/25/2036	2,408	2,202
0.389% due 05/04/2011 (d)	523	524
0.402% due 08/05/2011 (d)	120	120
0.526% due 09/25/2031	63	57
0.593% due 12/15/2030	157	155
4.500% due 05/15/2017	153	159
5.000% due 02/15/2020	3,149	3,297
5.500% due 05/15/2016	2,113	2,147
6.000% due 10/01/2037 - 02/01/2039	4,241	4,492

Ginnie Mae
6.000% due 04/15/2031 - 11/15/2038	47	50
6.500% due 05/15/2026 - 06/15/2028	67	73

Small Business Administration
5.490% due 03/01/2028	2,611	2,799

Total U.S. Government Agencies (Cost $16,630)		17,024

U.S. TREASURY OBLIGATIONS 91.1%

Treasury Inflation Protected Securities (b)
1.375% due 07/15/2018	999	990
1.625% due 01/15/2015	3,846	3,922
1.625% due 01/15/2018	8,121	8,210
1.750% due 01/15/2028	308	296
1.875% due 07/15/2013	45,621	47,189
1.875% due 07/15/2015	16,686	17,259
2.000% due 04/15/2012	12,523	12,993
2.000% due 07/15/2014	800	832
2.000% due 01/15/2016	23,144	24,041
2.000% due 01/15/2026	21,265	21,258
2.125% due 01/15/2019	5,918	6,220
2.375% due 04/15/2011	1,519	1,566
2.375% due 01/15/2017	24,776	26,386
2.375% due 01/15/2025	48,974	51,392
2.375% due 01/15/2027	15,239	16,044

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.500% due 07/15/2016	$6,121	$6,565
2.500% due 01/15/2029	4,313	4,648
2.625% due 07/15/2017	13,716	14,908
3.000% due 07/15/2012	17,827	18,980
3.375% due 01/15/2012	11,037	11,755
3.500% due 01/15/2011 (f)	13,611	14,190
3.625% due 04/15/2028	9,827	12,167
3.875% due 04/15/2029	21,747	28,101

U.S. Treasury Notes
0.875% due 04/30/2011 (f)	131	131
1.125% due 06/30/2011	1,200	1,208

Total U.S. Treasury Obligations (Cost $340,192)		351,251

MORTGAGE-BACKED SECURITIES 3.9%

Banc of America Commercial Mortgage, Inc.
5.492% due 02/10/2051	530	433

Bear Stearns Adjustable Rate Mortgage Trust
2.216% due 03/25/2035	429	381
2.490% due 08/25/2035	377	331
2.900% due 03/25/2035	1,236	1,105
3.651% due 11/25/2030	197	187
4.550% due 08/25/2035	677	595

Citigroup Commercial Mortgage Trust
5.888% due 12/10/2049	183	160

Citigroup/Deutsche Bank Commercial Mortgage Trust
5.886% due 11/15/2044	500	468

Citigroup Mortgage Loan Trust, Inc.
2.850% due 12/25/2035	88	76
4.098% due 08/25/2035	70	57
4.248% due 08/25/2035	581	476
4.748% due 08/25/2035	473	408

Countrywide Home Loan Mortgage Pass-Through Trust
0.586% due 06/25/2035	725	494

Credit Suisse Mortgage Capital Certificates
5.467% due 09/15/2039	400	341

Greenpoint Mortgage Funding Trust
0.326% due 10/25/2046	2,819	2,232

GSR Mortgage Loan Trust
4.116% due 09/25/2035	1,023	948

LB-UBS Commercial Mortgage Trust
5.424% due 02/15/2040	210	177
5.866% due 09/15/2045	500	443

Merrill Lynch Countrywide Commercial Mortgage Trust
5.700% due 09/12/2049	400	317

MLCC Mortgage Investors, Inc.
3.722% due 12/25/2034	3,030	2,867

Morgan Stanley Capital I
6.076% due 06/11/2049	870	766

Wachovia Bank Commercial Mortgage Trust
5.418% due 01/15/2045	720	657

WaMu Mortgage Pass-Through Certificates
0.506% due 11/25/2045	279	168
0.536% due 10/25/2045	1,640	888

Total Mortgage-Backed Securities (Cost $16,622)		14,975

ASSET-BACKED SECURITIES 0.1%

Bear Stearns Asset-Backed Securities Trust
0.696% due 03/25/2043	45	41

See Accompanying Notes	Semiannual Report	September 30, 2009	103

Schedule of Investments  Real Return Portfolio  (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Structured Asset Securities Corp.
4.900% due 04/25/2035		$699	$466

Total Asset-Backed Securities (Cost $739)			507

SOVEREIGN ISSUES 0.3%
Export-Import Bank of Korea
0.798% due 10/04/2011		1,300	1,303

Total Sovereign Issues (Cost $1,299)			1,303

FOREIGN CURRENCY-DENOMINATED ISSUES 0.1%
Royal Bank of Scotland Group PLC
7.092% due 10/29/2049	EUR	400	296

Total Foreign Currency-Denominated Issues (Cost $565)			296

	SHARES	MARKET VALUE (000S)
CONVERTIBLE PREFERRED SECURITIES 0.1%
Wells Fargo & Co.
7.500% due 12/31/2049	400	$357

Total Convertible Preferred Securities (Cost $400)		357

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 0.9%

REPURCHASE AGREEMENTS 0.3%
State Street Bank and Trust Co.
0.010% due 10/01/2009	$1,132	1,132

(Dated 09/30/2009. Collateralized by U.S. Treasury Bills 0.000% due 11/27/2009 valued at $1,155. Repurchase proceeds are $1,132.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY BILLS 0.2%
0.252% due 02/25/2010 (d)(f)	$570	$569

	SHARES
SHORT-TERM FLOATING NAV PORTFOLIO (c) 0.4%
	157,354	1,576

Total Short-Term Instruments (Cost $3,277)		3,277

Total Investments 122.4% (Cost $460,177)		$471,971

Written Options (h) (0.1%) (Premiums $661)		(293)

Other Assets and Liabilities (Net) (22.3%)		(86,182)

Net Assets 100.0%		$385,496

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Security is in default.
(b)	Principal amount of security is adjusted for inflation.
(c)	Affiliated to the Portfolio.
(d)	Securities with an aggregate market value of $728 have been pledged as collateral for swap and swaption contracts on September 30, 2009.
(e)	The average amount of borrowings while outstanding during the period ended September 30, 2009 was $65,881 at a weighted average interest rate of 0.375%. On September 30, 2009, securities valued at $1,190 were pledged as collateral for reverse repurchase agreements.
(f)	Securities with an aggregate market value of $491 have been pledged as collateral for the following open futures contracts on September 30, 2009:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation
90-Day Euribor June Futures	Long	06/2010	42	$74
90-Day Euribor September Futures	Long	09/2010	40	44
90-Day Eurodollar December Futures	Long	12/2009	130	133
90-Day Eurodollar June Futures	Long	06/2010	130	92
90-Day Eurodollar March Futures	Long	03/2010	151	138
U.S. Treasury 10-Year Note December Futures	Long	12/2009	14	0

				$481

(g)	Swap agreements outstanding on September 30, 2009:

Credit Default Swaps on Corporate, Sovereign, and U.S. Municipal Issues - Buy Protection (1)
Reference Entity	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at September 30, 2009 (2)	Notional Amount (3)	Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Avon Products, Inc.	BOA	(0.770%	)	03/20/2019	0.394%	$2,000	$(62)	$0	$(62)
CIGNA Corp.	MSC	(1.210%	)	03/20/2018	1.424%	2,000	30	0	30
GATX Financial Corp.	CITI	(1.070%	)	03/20/2016	1.558%	1,000	27	0	27
RR Donnelley & Sons Co.	BOA	(3.500%	)	03/20/2019	2.489%	5,500	(405)	0	(405)

							$(410)	$0	$(410)

Credit Default Swaps on Credit Indices - Buy Protection (1)
Index/Tranches	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Notional Amount (3)	Market Value (4)	Upfront Premiums Paid/(Received)	Unrealized (Depreciation)
CDX.IG-12 5-Year Index	DUB	(1.000%	)	06/20/2014	$10,000	$40	$188	$(148)
CDX.IG-12 5-Year Index	GSC	(1.000%	)	06/20/2014	23,400	94	598	(504)
CDX.IG-12 5-Year Index	MSC	(1.000%	)	06/20/2014	7,000	28	255	(227)

						$162	$1,041	$(879)

(1)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities compromising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities compromising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, U.S. municipal issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied

104	PIMCO Funds	Private Account Portfolio Series	See Accompanying Notes

(Unaudited) September 30, 2009

credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Receive	1-Month EUR-CPTFEMU Index	2.275%	10/15/2016	UBS	EUR	2,200	$28	$0	$28
Pay	1-Month EUR-FRCPXTOB Index	2.090%	10/15/2010	BNP		1,800	104	0	104
Pay	1-Month EUR-FRCPXTOB Index	2.103%	10/15/2010	BCLY		1,600	90	(4)	94
Pay	1-Month EUR-FRCPXTOB Index	2.146%	10/15/2010	UBS		1,600	101	0	101
Pay	1-Month EUR-FRCPXTOB Index	2.028%	10/15/2011	JPM		3,700	191	0	191
Pay	1-Month EUR-FRCPXTOB Index	2.095%	10/15/2011	UBS		6,900	388	0	388
Pay	1-Month EUR-FRCPXTOB Index	1.988%	12/15/2011	BNP		4,500	176	0	176
Pay	1-Month EUR-FRCPXTOB Index	2.350%	10/15/2016	UBS		2,200	(33)	0	(33)
Pay	1-Month EUR-FRCPXTOB Index	2.353%	10/15/2016	JPM		1,900	(32)	0	(32)

							$1,013	$(4)	$1,017

(h)	Written options outstanding on September 30, 2009:

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Premium	Market Value
Put - OTC 7-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	6.000%	08/31/2010	$4,200	$33	$19
Put - OTC 7-Year Interest Rate Swap	GSC	3-Month USD-LIBOR	Pay	5.365%	09/20/2010	6,000	193	50
Put - OTC 10-Year Interest Rate Swap	MLP	3-Month USD-LIBOR	Pay	4.350%	11/23/2009	15,500	80	29
Put - OTC 7-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	6.000%	08/31/2010	2,100	16	10
Put - OTC 10-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	6.000%	08/31/2010	5,100	50	34
Put - OTC 7-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	5.365%	09/20/2010	18,000	289	151

							$661	$293

Transactions in written call and put options for the period ended September 30, 2009:

	# of Contracts	Notional Amount in $	Notional Amount in EUR		Premium
Balance at 03/31/2009	319	$302,700	EUR	17,400	$2,682
Sales	522	265,800		0	2,452
Closing Buys	(841)	(517,600)		(17,400)	(4,473)
Expirations	0	0		0	0
Exercised	0	0		0	0

Balance at 09/30/2009	0	$50,900	EUR	0	$661

(i)	Short sales outstanding on September 30, 2009:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Market Value
Fannie Mae	6.000%	11/01/2039	$100	$105	$105
Freddie Mac	6.000%	10/01/2039	4,000	4,214	4,222
Ginnie Mae	6.000%	10/01/2039	1,700	1,791	1,795

				$6,110	$6,122

See Accompanying Notes	Semiannual Report	September 30, 2009	105

Schedule of Investments  Real Return Portfolio  (Cont.)

(j)	Foreign currency contracts outstanding on September 30, 2009:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	AUD	357	10/2009	JPM	$3	$0	$3
Buy		357	10/2009	RBS	18	0	18
Buy	CHF	889	10/2009	HSBC	0	(4)	(4)
Sell		889	10/2009	RBC	0	(35)	(35)
Sell		889	12/2009	HSBC	4	0	4
Sell	EUR	601	10/2009	BCLY	0	(19)	(19)
Sell		718	10/2009	BNP	0	(23)	(23)
Buy		85	10/2009	HSBC	0	(1)	(1)
Buy		500	10/2009	RBS	0	(2)	(2)
Buy		77	10/2009	UBS	0	0	0
Sell	GBP	2,631	10/2009	BNP	189	0	189
Sell		1,145	10/2009	RBC	26	0	26
Buy		1,545	10/2009	RBS	0	(83)	(83)
Buy		330	10/2009	UBS	0	(8)	(8)
Sell	JPY	114,345	10/2009	BNP	0	(38)	(38)
Buy	KRW	358,200	11/2009	BCLY	4	0	4
Buy		356,700	11/2009	CITI	3	0	3
Buy		723,660	02/2010	CITI	13	0	13
Buy		537,930	02/2010	DUB	6	0	6
Buy		535,950	02/2010	JPM	4	0	4

					$270	$(213)	$57

(k)	Fair Value Measurements +

The following is a summary of the fair valuations according to the inputs used as of September 30, 2009 in valuing the Portfolio’s assets and liabilities:

Category ++	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 09/30/2009
Corporate Bonds & Notes	$0	$78,147	$3,892	$82,039
U.S. Treasury Obligations	0	351,251	0	351,251
Other Investments +++	1,933	36,748	0	38,681

Investments, at value	$1,933	$466,146	$3,892	$471,971

Short Sales, at value	$0	$(6,122)	$0	$(6,122)

Financial Derivative Instruments ++++	$481	$(508)	$0	$(27)

Total	$2,414	$459,516	$3,892	$465,822

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio during the period ending September 30, 2009:

Category ++	Beginning Balance at 03/31/2009	Net Purchases/ (Sales)	AccruedDiscounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)	Net Transfers In/ (Out) of Level 3	Ending Balance at 09/30/2009	Net Change in Unrealized Appreciation/ (Depreciation) on investments held at 09/30/2009
Corporate Bonds & Notes	$0	$0	$7	$0	$207	$3,678	$3,892	$207

Financial Derivative Instruments ++++	$1,104	$0	$0	$0	$(87)	$(1,017)	$0	$0

Total	$1,104	$0	$7	$0	$120	$2,661	$3,892	$207

+	See note 2 in the Notes to Financial Statements for additional information.
++	Refer to the Schedule of Investments for additional information.
+++	Sum of all other categories each of which individually has an aggregate market value of less than 5% of net assets.
++++	Financial derivative instruments may include open futures contracts, swap contracts, written options, and foreign currency contracts.

106	PIMCO Funds	Private Account Portfolio Series	See Accompanying Notes

(Unaudited) September 30, 2009

The following is a summary of the fair valuations according to the inputs used as of September 30, 2009 in valuing the Portfolio’s assets and liabilities:

(l)	Fair Value of Derivative Instruments ^

The following is a summary of the fair valuations of the Portfolio’s derivative instruments categorized by risk exposure:

Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of September 30, 2009:

	Derivatives not accounted for as hedging instruments
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Other Contracts	Total
Assets:
Variation margin receivable ^^	$481	$0	$0	$0	$0	$481
Unrealized appreciation on foreign currency contracts	0	270	0	0	0	270
Unrealized appreciation on swap agreements	1,082	0	57	0	0	1,139

	$1,563	$270	$57	$0	$0	$1,890

Liabilities:
Written options outstanding	$293	$0	$0	$0	$0	$293
Unrealized depreciation on foreign currency contracts	0	213	0	0	0	213
Unrealized depreciation on swap agreements	65	0	1,346	0	0	1,411

	$358	$213	$1,346	$0	$0	$1,917

The Effect of Derivative Instruments on the Statement of Operations for the Six Months Ended September 30, 2009:

	Derivatives not accounted for as hedging instruments
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result from Operations:
Net realized gain on investments (purchased options)	$227	$0	$0	$0	$0	$227
Net realized gain (loss) on futures contracts, written options and swaps	6,031	0	(1,058)	0	0	4,973
Net realized (loss) on foreign currency transactions	0	(1,905)	0	0	0	(1,905)

	$6,258	$(1,905)	$(1,058)	$0	$0	$3,295

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result from Operations:
Net change in unrealized (depreciation) on investments (purchased options)	$(262)	$0	$0	$0	$0	$(262)
Net change in unrealized (depreciation) on futures contracts, written options and swaps	(2,589)	0	(2,119)	0	0	(4,708)
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	0	680	0	0	0	680

	$(2,851)	$680	$(2,119)	$0	$0	$(4,290)

^	See note 2 in the Notes to Financial Statements for additional information.
^^	The Fair Values of Derivative Instruments may include cumulative appreciation/depreciation of futures contracts as reported in the Notes to Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

See Accompanying Notes	Semiannual Report	September 30, 2009	107

Schedule of Investments  Short-Term Portfolio

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CORPORATE BONDS & NOTES 21.2%

BANKING & FINANCE 12.9%

ABX Financing Co.
5.750% due 10/15/2016	$3,000	$3,191

American Express Centurion Bank
0.324% due 07/13/2010	10,000	9,909

American International Group, Inc.
8.175% due 05/15/2058	3,000	1,823

BAE Systems Holdings, Inc.
6.400% due 12/15/2011	2,000	2,143

Bank of Scotland PLC
0.374% due 12/08/2010	5,000	4,885

Bear Stearns Cos. LLC
6.950% due 08/10/2012	5,863	6,532

Citigroup Funding, Inc.
1.518% due 05/07/2010	23,000	23,023

CNA Financial Corp.
5.850% due 12/15/2014	3,000	2,839

Countrywide Financial Corp.
6.250% due 05/15/2016	5,000	5,016

Credit Suisse New York
5.000% due 05/15/2013	6,500	6,887

DBS Bank Ltd.
0.660% due 05/16/2017	25,000	23,273

First Union National Bank of Florida
6.180% due 02/15/2036	600	631

Goldman Sachs Group, Inc.
0.548% due 03/02/2010	2,000	2,004

HSBC Finance Corp.
0.380% due 03/12/2010	13,300	13,257
0.564% due 10/21/2009	2,600	2,600

International Lease Finance Corp.
5.625% due 09/20/2013	5,000	3,814

iStar Financial, Inc.
5.950% due 10/15/2013	6,000	3,480

Lehman Brothers Holdings, Inc.
3.011% due 12/23/2010 (a)	4,000	690
6.200% due 09/26/2014 (a)	5,000	875
7.000% due 09/27/2027 (a)	2,000	350

Merrill Lynch & Co., Inc.
2.709% due 05/12/2010	25,000	25,323

Morgan Stanley
0.599% due 01/15/2010	6,000	5,998
0.960% due 10/18/2016	5,000	4,472
0.989% due 10/15/2015	3,000	2,748
2.550% due 05/14/2010	2,000	2,022

ORIX Corp.
5.480% due 11/22/2011	5,000	4,762

Residential Capital LLC
8.000% due 02/22/2011	5,000	3,500

Santander U.S. Debt S.A. Unipersonal
0.374% due 11/20/2009	2,500	2,500

SLM Corp.
0.734% due 10/25/2011	8,000	6,710

Textron Financial Corp.
4.600% due 05/03/2010	2,000	1,993

UBS AG
1.212% due 06/19/2010	25,000	24,732

		201,982

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INDUSTRIALS 7.1%

American Airlines Pass-Through Trust 2001-02
7.858% due 10/01/2011	$15,000	$14,981

AutoZone, Inc.
5.500% due 11/15/2015	2,500	2,656
5.875% due 10/15/2012	3,000	3,212

BHP Billiton Finance USA Ltd.
5.125% due 03/29/2012	3,000	3,239

Boston Scientific Corp.
6.000% due 06/15/2011	2,500	2,581

CVS Caremark Corp.
0.661% due 06/01/2010	15,000	15,014

Daimler Finance North America LLC
5.750% due 09/08/2011	14,000	14,714

Dow Chemical Co.
2.718% due 08/08/2011	10,000	10,165

Johnson Controls, Inc.
5.250% due 01/15/2011	5,000	5,193

Kellogg Co.
6.600% due 04/01/2011	2,000	2,144

Kerr-McGee Corp.
6.875% due 09/15/2011	4,000	4,297

Lennar Corp.
5.950% due 10/17/2011	3,000	3,015

Newell Rubbermaid, Inc.
4.000% due 05/01/2010	594	598

Northwest Airlines, Inc.
7.150% due 04/01/2021	13,838	11,831

Rio Tinto Alcan, Inc.
5.000% due 06/01/2015	2,500	2,567

Sealed Air Corp.
5.625% due 07/15/2013	5,000	5,070

Time Warner, Inc.
5.875% due 11/15/2016	5,000	5,311

United Airlines, Inc.
6.636% due 07/02/2022	1,365	1,133

Weatherford International Ltd.
4.950% due 10/15/2013	2,500	2,603

		110,324

UTILITIES 1.2%

Consumers Energy Co.
5.000% due 02/15/2012	3,000	3,156

Dominion Resources, Inc.
5.200% due 01/15/2016	3,000	3,117

DPL, Inc.
6.875% due 09/01/2011	2,500	2,694

FPL Group Capital, Inc.
1.173% due 06/17/2011	2,500	2,530

Ohio Power Co.
0.467% due 04/05/2010	4,000	3,995

Progress Energy, Inc.
7.100% due 03/01/2011	3,348	3,551

		19,043

Total Corporate Bonds & Notes (Cost $349,035)		331,349

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. GOVERNMENT AGENCIES 21.4%

Fannie Mae
0.306% due 12/25/2036	$1,247	$1,178
0.306% due 07/25/2037 (d)	13,591	12,265
0.366% due 03/25/2034	429	392
0.396% due 10/25/2035 (d)	5,512	5,358
0.446% due 10/27/2037 (d)	29,400	27,813
0.546% due 01/25/2034	133	130
0.596% due 05/25/2042 - 02/25/2044	1,499	1,431
0.646% due 08/25/2017 - 12/25/2033	1,045	1,030
0.694% due 10/18/2030	281	278
0.696% due 02/25/2033	684	671
0.731% due 09/17/2027	138	137
0.744% due 11/18/2030 - 05/18/2032	716	707
0.746% due 08/25/2031 - 01/25/2033	1,022	1,012
0.746% due 09/25/2034 (d)	6,481	6,288
0.781% due 12/25/2013	43	43
0.796% due 12/25/2030	134	132
0.881% due 04/25/2022 - 12/25/2023	204	203
0.896% due 09/25/2023 - 11/25/2031	541	537
0.931% due 10/25/2022	138	138
0.946% due 04/25/2032	330	329
0.981% due 09/25/2022	42	42
1.031% due 05/25/2022	184	184
1.081% due 09/25/2020	105	104
1.111% due 01/25/2022	168	168
1.246% due 04/25/2032	199	198
1.281% due 12/25/2023	722	726
1.431% due 09/25/2023 - 10/25/2023	227	230
1.481% due 05/25/2022	171	170
2.031% due 03/25/2027	874	878
2.099% due 06/01/2033	459	454
2.112% due 03/25/2027	390	395
2.251% due 07/01/2042 - 03/01/2044	513	514
2.251% due 07/01/2044 (d)	2,112	2,086
2.301% due 09/01/2041	97	97
2.410% due 08/01/2035	999	1,013
2.445% due 04/01/2034	85	85
2.451% due 09/01/2040	25	25
2.476% due 08/01/2028	372	373
2.500% due 09/01/2032	120	122
2.544% due 08/01/2032	167	169
2.545% due 04/01/2034	210	214
2.566% due 08/01/2034	232	236
2.597% due 08/01/2035	295	297
2.630% due 07/01/2022 - 08/01/2032	29	29
2.673% due 04/25/2023	53	53
2.678% due 08/01/2033	90	91
2.700% due 05/01/2032	211	212
2.730% due 07/01/2033	88	89
2.753% due 05/01/2033	89	90
2.772% due 04/01/2034	203	204
2.790% due 04/01/2034	167	169
2.849% due 07/01/2027 - 11/01/2040	127	126
2.858% due 05/01/2033	182	184
2.863% due 03/01/2034	455	465
2.869% due 08/01/2036	460	467
2.878% due 01/01/2033	64	64
2.899% due 06/01/2034	662	669
2.909% due 06/01/2034	159	161
2.910% due 04/01/2033	16	17
2.940% due 09/01/2033	237	242
2.970% due 03/25/2022	23	23

108	PIMCO Funds	Private Account Portfolio Series	See Accompanying Notes

(Unaudited) September 30, 2009

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.977% due 01/01/2035	$33	$34
2.998% due 11/01/2035	280	283
3.016% due 11/01/2035	213	215
3.023% due 05/01/2034	207	210
3.039% due 08/01/2033	284	286
3.046% due 11/01/2035	653	659
3.070% due 10/25/2021	66	66
3.079% due 07/01/2036	1,330	1,348
3.103% due 10/01/2035 - 07/01/2036	1,555	1,591
3.107% due 09/01/2034	237	237
3.108% due 10/01/2024	34	34
3.121% due 07/01/2034	940	966
3.154% due 07/01/2036	319	326
3.206% due 07/01/2034	480	490
3.207% due 07/01/2035	580	593
3.215% due 05/01/2034	428	438
3.222% due 05/01/2034	252	255
3.248% due 09/01/2033	284	287
3.273% due 06/01/2034	155	157
3.304% due 08/01/2035	834	857
3.344% due 06/01/2030	3	3
3.373% due 08/01/2034	766	791
3.390% due 07/01/2033	317	320
3.402% due 03/01/2033	123	125
3.440% due 11/01/2034	86	87
3.490% due 04/01/2028	135	136
3.500% due 08/01/2010 - 01/01/2035	302	307
3.500% due 09/01/2013 (d)	122	124
3.502% due 07/01/2018	34	34
3.542% due 09/01/2033	191	195
3.554% due 01/01/2019	364	363
3.587% due 09/01/2034	517	530
3.589% due 02/01/2034	494	509
3.604% due 05/01/2036	1,418	1,413
3.655% due 01/01/2036	801	810
3.662% due 04/01/2034	128	128
3.665% due 01/01/2034	157	159
3.671% due 05/01/2033	47	48
3.686% due 03/01/2034	782	799
3.700% due 05/01/2034	196	202
3.715% due 07/01/2033	342	354
3.750% due 01/01/2035	538	546
3.760% due 11/01/2034	115	119
3.776% due 03/01/2034	950	976
3.802% due 04/01/2033	203	209
3.816% due 08/01/2046	1,091	1,131
3.860% due 07/01/2033	557	578
3.880% due 05/01/2032	119	122
3.908% due 05/01/2036	352	351
3.920% due 08/01/2033	410	414
3.925% due 07/01/2034	275	284
3.929% due 03/01/2034	138	142
3.937% due 09/01/2029	270	273
3.939% due 10/01/2032	195	194
3.945% due 11/01/2033	634	650
3.959% due 07/01/2026	630	645
3.967% due 06/01/2034	632	643
3.985% due 06/01/2034	88	91
3.986% due 09/01/2034	713	719
4.000% due 08/01/2010 - 12/25/2029	4,029	4,116
4.009% due 02/01/2034	868	890
4.010% due 03/01/2035	1,071	1,111
4.083% due 05/01/2036	176	177
4.097% due 10/01/2034	716	729
4.108% due 04/01/2033	9	9
4.125% due 12/01/2040	212	217
4.143% due 04/01/2024	13	14
4.149% due 07/01/2035	117	120
4.160% due 01/01/2036 - 03/01/2036	341	350
4.167% due 11/01/2026	484	497

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.181% due 09/01/2033	$177	$182
4.190% due 11/01/2033	462	478
4.191% due 09/01/2033	608	620
4.201% due 04/01/2034	192	199
4.209% due 10/01/2043	32	33
4.226% due 03/01/2036	531	551
4.229% due 02/01/2035	198	204
4.253% due 05/01/2033	99	102
4.266% due 11/01/2034	638	664
4.285% due 03/01/2033	44	45
4.317% due 02/01/2035	362	374
4.353% due 04/01/2033	113	117
4.367% due 01/01/2033 - 09/01/2033	809	829
4.370% due 11/01/2034	389	400
4.390% due 10/01/2034	151	155
4.401% due 05/01/2035	575	598
4.409% due 03/01/2034	722	747
4.429% due 02/01/2032	247	254
4.461% due 11/01/2034	160	163
4.486% due 09/01/2033	1,038	1,079
4.500% due 11/01/2009 - 08/01/2035	9,517	9,810
4.500% due 01/01/2013 - 03/01/2016 (d)	3,322	3,435
4.516% due 03/01/2035 (d)	1,514	1,555
4.517% due 11/01/2034	88	90
4.525% due 10/01/2033 (d)	1,602	1,628
4.528% due 01/01/2034	93	96
4.542% due 07/01/2033	52	53
4.568% due 01/01/2035	433	446
4.580% due 08/01/2033	668	695
4.581% due 11/01/2032	123	126
4.584% due 02/01/2034	289	297
4.597% due 06/01/2035	161	168
4.600% due 09/01/2017	32	33
4.630% due 06/01/2033	371	392
4.637% due 10/01/2033	333	343
4.647% due 04/01/2033	620	631
4.667% due 07/01/2035	1,099	1,125
4.669% due 03/01/2033	343	353
4.750% due 01/01/2033	44	45
4.755% due 01/01/2035	113	116
4.764% due 12/01/2018	36	36
4.777% due 02/01/2035	247	255
4.779% due 07/01/2035	230	238
4.782% due 12/01/2032	234	242
4.786% due 01/01/2033	26	27
4.826% due 01/01/2033	59	59
4.828% due 01/01/2033 - 01/01/2035	278	285
4.849% due 11/01/2032	331	335
4.850% due 02/01/2013	88	92
4.861% due 04/01/2035	100	105
4.875% due 09/01/2035	1,303	1,359
4.881% due 04/01/2035	223	231
4.882% due 04/01/2040	1,225	1,272
4.885% due 11/01/2043	135	140
4.899% due 02/01/2035	169	175
4.912% due 12/01/2034	309	319
4.921% due 11/01/2033	646	670
4.938% due 03/01/2036	1,144	1,193
4.941% due 05/01/2035	429	445
4.943% due 12/01/2034	147	151
4.965% due 02/01/2034	361	376
4.971% due 04/01/2035	211	220
4.973% due 12/01/2035	209	218
4.979% due 08/01/2035	981	1,019
4.985% due 10/01/2035	626	650
5.000% due 10/01/2009 - 11/25/2035	5,247	5,389
5.000% due 11/01/2012 - 05/01/2014 (d)	1,604	1,666
5.010% due 07/01/2035	123	127

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.025% due 07/01/2029	$34	$35
5.051% due 07/01/2035	180	186
5.060% due 11/01/2024	156	158
5.068% due 03/01/2033	163	171
5.071% due 11/01/2033	777	806
5.072% due 03/01/2035	702	711
5.074% due 06/01/2035 (d)	1,745	1,818
5.084% due 11/01/2036	198	208
5.087% due 05/01/2037	714	747
5.106% due 12/01/2033	321	331
5.111% due 12/01/2030	6	6
5.125% due 08/25/2042	102	107
5.132% due 12/01/2033	274	282
5.155% due 12/01/2035	916	955
5.165% due 09/01/2035	934	988
5.182% due 12/01/2033	819	844
5.237% due 01/01/2037	50	53
5.255% due 05/01/2035	756	793
5.260% due 06/01/2023	1,175	1,222
5.265% due 04/01/2036	741	771
5.281% due 12/01/2033	667	687
5.310% due 05/01/2036	523	547
5.317% due 04/01/2033	1,072	1,088
5.318% due 02/01/2035	333	344
5.319% due 09/01/2032	196	197
5.327% due 12/01/2035	826	862
5.393% due 03/01/2038	1,000	1,050
5.416% due 10/01/2032	257	274
5.466% due 12/01/2035	348	361
5.467% due 01/01/2036	182	192
5.499% due 04/01/2036	53	56
5.500% due 12/01/2009 - 02/01/2036	1,982	2,068
5.500% due 03/01/2012 - 02/01/2022 (d)	2,285	2,413
5.557% due 07/01/2036	572	604
5.563% due 12/01/2036	1,174	1,237
5.581% due 10/01/2012	28	28
5.602% due 01/01/2036	52	55
5.628% due 12/01/2032	197	208
5.679% due 12/01/2036	141	149
5.878% due 05/01/2037 (d)	1,785	1,850
5.924% due 03/01/2037	715	758
5.950% due 02/25/2044	2,260	2,412
5.973% due 05/01/2036	856	907
6.000% due 09/25/2014 - 08/25/2044	3,929	4,076
6.200% due 09/01/2036	57	61
6.209% due 07/01/2037	974	1,034
6.250% due 05/25/2042	92	99
6.359% due 02/01/2037	467	499
6.500% due 01/01/2016 - 01/25/2044	3,747	4,064
7.000% due 12/01/2009 - 02/25/2044	790	854
7.000% due 09/01/2011 - 08/01/2014 (d)	442	459
7.010% due 11/01/2014	21	21
7.500% due 12/01/2014 (d)	147	152
7.500% due 05/01/2028 - 05/25/2042	157	175
7.556% due 06/01/2030	36	37
7.775% due 05/01/2030	27	28
8.000% due 08/25/2022 - 10/01/2026	356	397
9.000% due 03/25/2020 - 01/01/2026	354	403
9.500% due 07/01/2021	94	104

Federal Housing Administration
7.430% due 07/01/2018 - 07/25/2022	629	630
8.360% due 06/01/2012	46	46

See Accompanying Notes	Semiannual Report	September 30, 2009	109

Schedule of Investments  Short-Term Portfolio  (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Freddie Mac
0.379% due 03/09/2011 (c)	$1,315	$1,318
0.402% due 08/05/2011	612	612
0.506% due 08/25/2031	772	622
0.526% due 09/25/2031	832	759
0.543% due 04/15/2035 - 03/15/2036	52	51
0.593% due 06/15/2018 - 03/15/2029	1,681	1,664
0.596% due 06/25/2029	199	172
0.643% due 07/15/2026 - 01/15/2033	732	719
0.646% due 05/25/2043	2,524	2,546
0.700% due 03/15/2024	250	245
0.743% due 01/15/2032	69	68
0.750% due 05/15/2023 - 10/15/2026	558	557
0.793% due 02/15/2032 - 03/15/2032	597	589
0.843% due 06/15/2029 - 12/15/2031	1,369	1,362
0.850% due 08/15/2022 - 03/15/2023	579	575
0.950% due 04/15/2022	117	116
1.211% due 03/15/2029	792	788
2.023% due 10/15/2013	99	99
2.251% due 10/25/2044 - 02/25/2045	799	778
2.451% due 07/25/2044	4,837	4,753
2.493% due 08/01/2033	93	94
2.503% due 08/01/2015	50	50
2.630% due 01/01/2030	169	167
2.730% due 03/01/2034 (d)	1,902	1,944
2.730% due 04/01/2034	397	401
2.739% due 03/01/2034	472	476
2.740% due 04/01/2034	274	280
2.743% due 04/01/2034	742	759
2.750% due 04/01/2032	631	637
2.752% due 04/01/2034	1,228	1,255
2.764% due 03/01/2032	361	369
2.799% due 03/01/2034	253	259
2.849% due 02/01/2019	105	104
2.878% due 07/01/2033	1,213	1,237
2.918% due 07/01/2034	302	306
2.971% due 05/01/2034	950	965
3.070% due 08/01/2034	982	1,001
3.097% due 10/01/2029	32	32
3.225% due 09/01/2030	135	137
3.290% due 02/01/2034 - 09/01/2036	710	717
3.318% due 09/01/2034	321	329
3.365% due 04/01/2034	26	26
3.391% due 03/01/2030	105	106
3.432% due 08/01/2035	1,259	1,286
3.439% due 08/01/2023	22	22
3.500% due 03/15/2018	32	33
3.570% due 01/01/2034	112	116
3.596% due 09/01/2035	78	80
3.598% due 09/01/2034	103	106
3.616% due 06/01/2036	425	435
3.729% due 08/01/2036	620	637
3.760% due 07/01/2036	950	953
3.836% due 03/01/2034	1,295	1,336
3.865% due 08/01/2036	512	529
3.888% due 06/01/2033	49	51
3.897% due 04/01/2034	511	527
4.000% due 08/15/2014 - 10/15/2026	5,511	5,651
4.082% due 01/01/2035	63	65
4.107% due 12/01/2034	67	69
4.128% due 10/01/2034	652	669
4.135% due 12/01/2033	326	332
4.136% due 01/01/2030	316	321
4.163% due 01/01/2035	105	108

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.179% due 10/01/2033	$364	$370
4.192% due 09/01/2034 (d)	1,435	1,451
4.222% due 04/01/2036	479	498
4.236% due 07/01/2033	216	219
4.238% due 10/01/2033	191	194
4.250% due 06/15/2024	135	135
4.265% due 12/01/2033	226	229
4.307% due 12/01/2033	319	323
4.314% due 11/01/2034 (d)	1,918	1,960
4.316% due 03/01/2035	161	167
4.338% due 11/01/2034	640	656
4.345% due 01/01/2028	18	18
4.389% due 01/01/2035	435	448
4.409% due 12/01/2034	71	73
4.415% due 09/01/2034	172	177
4.438% due 01/01/2035	354	366
4.457% due 09/01/2035	496	515
4.459% due 11/01/2033	112	114
4.460% due 11/01/2034	500	515
4.464% due 11/01/2033	206	211
4.469% due 10/01/2033	769	784
4.486% due 03/01/2035	627	647
4.500% due 09/01/2010 - 08/15/2034	16,696	17,112
4.500% due 08/01/2013 (d)	388	401
4.538% due 09/01/2034	255	260
4.542% due 12/01/2034 (d)	2,180	2,238
4.546% due 11/01/2034	846	854
4.559% due 10/01/2034	1,226	1,254
4.608% due 01/01/2035	73	76
4.618% due 03/01/2035	836	862
4.750% due 12/15/2016 - 01/15/2031	518	530
4.753% due 04/01/2035 (d)	2,086	2,161
4.784% due 02/01/2035 (d)	1,518	1,572
4.787% due 08/01/2035	990	1,030
4.825% due 11/01/2031	173	176
4.840% due 03/01/2035	506	513
4.850% due 09/01/2035	109	114
4.881% due 01/01/2035	546	558
4.884% due 07/01/2035	1,044	1,088
4.920% due 04/01/2035	621	642
4.925% due 07/01/2035	49	51
4.940% due 07/01/2033	49	51
4.945% due 03/01/2035	57	59
4.950% due 12/01/2032	119	123
4.963% due 01/01/2036	113	118
5.000% due 10/01/2009 - 08/15/2025	7,791	8,009
5.000% due 10/01/2012 (d)	145	150
5.011% due 05/01/2035	1,115	1,155
5.026% due 05/01/2033	31	32
5.031% due 08/01/2035	535	559
5.033% due 06/01/2035	107	112
5.053% due 12/01/2035	84	87
5.064% due 11/01/2034	354	366
5.104% due 04/01/2036	347	362
5.128% due 03/01/2035	972	1,007
5.149% due 05/01/2035	599	606
5.159% due 11/01/2035 (d)	2,989	3,117
5.208% due 07/01/2019	16	16
5.219% due 11/01/2033 (d)	2,047	2,153
5.230% due 08/01/2036 (d)	1,374	1,428
5.237% due 02/01/2036	83	86
5.237% due 03/01/2036 (d)	1,667	1,738
5.255% due 02/01/2037	1,240	1,306
5.258% due 10/01/2035 - 02/01/2036	1,468	1,525
5.260% due 02/01/2036	122	127
5.273% due 09/01/2035	294	310
5.284% due 09/01/2035	688	715
5.293% due 02/01/2036	84	88
5.298% due 02/01/2037	126	132
5.325% due 04/01/2037	76	79

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.346% due 12/01/2036	$881	$927
5.356% due 01/01/2034	303	313
5.378% due 02/01/2036	204	213
5.484% due 11/01/2036 (d)	1,760	1,846
5.500% due 07/01/2012 - 06/01/2014 (d)	1,344	1,405
5.500% due 01/15/2014 - 10/15/2032	3,027	3,163
5.536% due 12/01/2035	800	817
5.546% due 12/01/2034	71	73
5.574% due 12/01/2036 (d)	2,390	2,520
5.658% due 04/01/2037 (d)	1,836	1,934
5.691% due 12/01/2034	310	323
5.698% due 03/01/2036	110	115
5.749% due 11/01/2035	26	27
5.796% due 01/01/2037	93	99
5.798% due 11/01/2036	105	110
5.945% due 07/01/2036	29	31
5.988% due 11/01/2036	67	71
6.000% due 04/01/2016 - 05/01/2035 (d)	2,622	2,813
6.000% due 09/15/2016 - 11/15/2031	4,440	4,644
6.083% due 01/01/2037	598	632
6.239% due 08/01/2037	889	938
6.250% due 12/15/2023	46	49
6.475% due 01/01/2037	174	184
6.500% due 05/15/2012	34	35
7.000% due 06/01/2017 - 07/15/2027	530	544
8.500% due 11/15/2021	378	415

Ginnie Mae
0.441% due 01/16/2031	35	35
0.596% due 06/20/2032	121	119
0.641% due 02/16/2032	215	213
0.646% due 04/20/2031	552	545
0.691% due 03/16/2031	205	203
0.741% due 04/16/2030 - 04/16/2032	286	284
4.125% due 10/20/2029 (d)	1,429	1,453
4.250% due 01/20/2030	17	17
4.375% due 02/20/2025 - 01/20/2027	723	740
4.500% due 08/20/2035	295	310
4.625% due 07/20/2026 - 07/20/2031	1,322	1,354
6.000% due 01/15/2032 - 03/15/2032	16	17
8.000% due 06/20/2025	2	2
8.500% due 12/20/2026 (d)	28	32
8.500% due 11/20/2027	13	15

Total U.S. Government Agencies (Cost $328,165)		334,624

MORTGAGE-BACKED SECURITIES 42.6%

ABN AMRO Mortgage Corp.
5.000% due 07/25/2018	1,167	1,177

Adjustable Rate Mortgage Trust
0.496% due 10/25/2035	33	18
0.616% due 01/25/2035	906	663
0.616% due 02/25/2035	1,362	771
3.581% due 01/25/2035	2,272	2,069
3.767% due 01/25/2036	2,668	2,105
4.550% due 05/25/2035	1,456	1,362
5.374% due 11/25/2035	847	596
5.398% due 01/25/2036	762	644

American Home Mortgage Assets
0.456% due 10/25/2046	2,331	1,054

American Home Mortgage Investment Trust
3.098% due 10/25/2034	965	701
4.390% due 02/25/2045	952	768

110	PIMCO Funds	Private Account Portfolio Series	See Accompanying Notes

(Unaudited) September 30, 2009

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.440% due 02/25/2045	$2,123	$1,720
5.660% due 09/25/2045	614	388

Banc of America Alternative Loan Trust
5.000% due 06/25/2019	1,340	1,271

Banc of America Commercial Mortgage, Inc.
4.875% due 06/10/2039	160	160
5.634% due 04/10/2049	1,100	1,093

Banc of America Funding Corp.
0.764% due 06/26/2035	9,443	7,078
0.764% due 07/26/2036	5,200	4,327
3.487% due 05/25/2035	2,663	2,507
3.898% due 03/20/2035	151	102
4.043% due 11/20/2034	5,707	5,080
5.321% due 11/20/2035	683	484

Banc of America Large Loan, Inc.
0.753% due 08/15/2029	13,536	10,628

Banc of America Mortgage Securities, Inc.
0.646% due 03/25/2034	95	94
3.792% due 02/25/2034	2,854	2,685
3.904% due 04/25/2034	699	682
4.500% due 02/25/2018	361	361
5.000% due 12/25/2018	242	242
5.250% due 03/25/2034	151	151
5.258% due 10/25/2035	245	217
5.492% due 02/25/2033	429	370
6.500% due 09/25/2033	627	596

Bank of America-First Union NB Commercial Mortgage
4.890% due 04/11/2037	121	121

Bear Stearns Adjustable Rate Mortgage Trust
2.490% due 08/25/2035	2,496	2,190
2.900% due 03/25/2035	3,178	2,843
3.273% due 11/25/2034	1,803	1,743
3.773% due 10/25/2034	7,580	5,987
4.513% due 05/25/2033	2	2
4.531% due 08/25/2033	1,010	959
4.616% due 01/25/2034	1,084	984
4.617% due 10/25/2035	10,810	9,971
4.625% due 10/25/2035	5,428	4,713
4.638% due 07/25/2034	285	253
4.650% due 01/25/2035	298	227
4.747% due 10/25/2033	7	7
4.886% due 10/25/2033	4	4
4.944% due 10/25/2033	192	182
4.979% due 01/25/2035	1,077	976
5.117% due 04/25/2033	62	59
5.273% due 02/25/2033	7	7
5.394% due 01/25/2034	672	634
5.432% due 04/25/2033	145	139
5.440% due 05/25/2047	1,903	1,251
5.622% due 02/25/2033	41	40

Bear Stearns Alt-A Trust
0.406% due 02/25/2034	1,419	1,000
0.416% due 08/25/2036	30	14
0.446% due 02/25/2034	5,787	1,634
3.746% due 11/25/2034	8,381	5,850
4.077% due 11/25/2035	47	11
5.355% due 05/25/2035	192	129
5.654% due 11/25/2036	843	510
5.714% due 02/25/2036	33,502	19,333
5.718% due 01/25/2036	4,242	2,632
6.250% due 08/25/2036	8,535	4,055

Bear Stearns Commercial Mortgage Securities
5.016% due 02/11/2044	1,899	1,913
5.243% due 12/11/2038	800	585
6.440% due 06/16/2030	131	131

Cendant Mortgage Corp.
5.250% due 10/25/2033	22	22

Chase Mortgage Finance Corp.
4.369% due 02/25/2037	6,687	3,081

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.000% due 04/25/2018	$179	$179
5.237% due 12/25/2035	1,988	1,738
5.250% due 01/25/2034	893	894

Citicorp Mortgage Securities, Inc.
5.000% due 04/25/2018	1,354	1,356
5.000% due 02/25/2035	200	168
5.500% due 09/25/2035	850	840

Citigroup Mortgage Loan Trust, Inc.
1.046% due 08/25/2035	707	448
2.850% due 12/25/2035	661	573
4.248% due 08/25/2035	11,031	9,049
4.748% due 08/25/2035	3,995	3,446
5.985% due 09/25/2037	3,902	2,426

Citigroup/Deutsche Bank Commercial Mortgage Trust
5.322% due 12/11/2049	7,000	5,871

CitiMortgage Alternative Loan Trust
6.000% due 06/25/2037	746	557

Commercial Mortgage Pass-Through Certificates
0.741% due 02/16/2034	9,652	8,477
5.306% due 12/10/2046	20,549	17,937

Countrywide Alternative Loan Trust
0.436% due 09/25/2046	1,504	750
0.441% due 12/20/2046	4,447	2,185
0.446% due 06/25/2037	4,746	2,190
0.456% due 07/20/2046	1,926	811
0.646% due 03/25/2034	354	272
1.901% due 02/25/2036	806	421
2.211% due 07/20/2035	853	446
5.239% due 06/25/2037	7,577	1,590
5.304% due 10/25/2035	525	394
5.500% due 02/25/2034	112	100
5.883% due 02/25/2037	1,739	1,102
6.126% due 08/25/2036	932	852

Countrywide Home Loan Mortgage Pass-Through Trust
0.586% due 06/25/2035	5,434	3,703
0.596% due 08/25/2035	817	439
0.786% due 02/25/2035	531	335
3.849% due 08/25/2034	6,466	6,009
3.885% due 04/20/2035	3,942	3,715
3.995% due 08/25/2034	7,766	6,503
4.341% due 06/20/2035	887	599
4.500% due 10/25/2018	90	82
5.000% due 05/25/2034	2,250	2,153
5.230% due 01/20/2035	1,132	1,005
5.250% due 02/20/2036	111	63
5.500% due 04/25/2033	1,449	1,451
5.500% due 10/25/2035	536	535
5.500% due 11/25/2035	1,052	751
5.850% due 05/25/2036	334	305

Credit Suisse Mortgage Capital Certificates
5.383% due 02/15/2040	800	629

CS First Boston Mortgage Securities Corp.
3.847% due 07/25/2033	1,291	1,178
4.127% due 11/25/2032	38	31
4.314% due 01/25/2034	5,160	4,799
4.565% due 10/25/2033	5,570	5,308
5.226% due 03/25/2034	114	103
6.500% due 04/25/2033	204	178
6.574% due 12/15/2035	3,500	3,621

CW Capital Cobalt Ltd.
5.223% due 08/15/2048	20,000	16,577
5.484% due 04/15/2047	700	552

Deutsche ALT-A Securities, Inc. Alternate Loan Trust
0.316% due 01/25/2047	424	399
0.326% due 03/25/2037	814	804
0.346% due 10/25/2036	64	58
5.000% due 10/25/2018	518	503
5.500% due 12/25/2035	2,000	1,462

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

First Horizon Alternative Mortgage Securities
3.775% due 07/25/2035	$513	$347
5.397% due 09/25/2035	158	109

First Horizon Asset Securities, Inc.
0.516% due 02/25/2035	40	27
4.129% due 12/25/2033	1,115	1,009
4.927% due 02/25/2035	688	619
5.000% due 03/25/2034	1,206	1,205
5.159% due 06/25/2033	3,254	2,935

First Republic Mortgage Loan Trust
0.543% due 08/15/2032	2,213	1,940
0.593% due 11/15/2031	425	356
0.643% due 11/15/2032	522	459
0.726% due 06/25/2030	461	424

GMAC Mortgage Corp. Loan Trust
4.749% due 06/25/2034	1,455	1,240
5.304% due 11/19/2035	868	735
5.500% due 09/25/2034	5,486	5,455

GS Mortgage Securities Corp. II
1.304% due 03/06/2020	3,000	2,225

GSAA Trust
6.000% due 04/01/2034	873	747

GSR Mortgage Loan Trust
0.596% due 01/25/2034	2,184	1,730
3.376% due 12/25/2034	18,312	17,550
3.717% due 06/25/2034	85	78
3.937% due 06/25/2034	976	930
4.116% due 09/25/2035	20,152	13,219
4.500% due 08/25/2019	509	507
4.510% due 03/25/2033	94	91
5.000% due 08/25/2019	451	438
5.030% due 05/25/2035	255	196
5.167% due 01/25/2036	822	604
5.338% due 11/25/2035	1,136	900
6.000% due 03/25/2032	35	35

GSRPM Mortgage Loan Trust
0.646% due 11/25/2031	544	488

Harborview Mortgage Loan Trust
0.376% due 04/19/2038	2,385	1,102
0.426% due 07/19/2046	1,583	744
0.436% due 02/19/2046	2,492	1,168
0.446% due 02/19/2046	131	30
0.466% due 05/19/2035	142	75
3.653% due 06/19/2034	10,750	8,295
4.244% due 05/19/2033	2,280	2,151

Indymac ARM Trust
4.000% due 01/25/2032	11	8

Indymac Index Mortgage Loan Trust
0.336% due 11/25/2046	493	447
0.436% due 09/25/2046	1,197	542
0.466% due 04/25/2046	1,969	916
1.026% due 05/25/2034	590	374
4.755% due 01/25/2035	3,489	2,505

JPMorgan Alternative Loan Trust
5.500% due 11/25/2036	5,465	4,523

JPMorgan Chase Commercial Mortgage Securities Corp.
5.336% due 05/15/2047	16,100	13,838

JPMorgan Mortgage Trust
4.342% due 12/25/2034	160	142
4.493% due 07/25/2035	2,984	1,395
4.502% due 06/25/2035	115	103
4.818% due 12/25/2034	380	352
4.948% due 11/25/2035	13,886	12,320
4.978% due 08/25/2035	2,421	2,387
5.005% due 07/25/2035	1,591	1,335
5.012% due 02/25/2035	2,007	1,924
5.122% due 10/25/2035	900	514

See Accompanying Notes	Semiannual Report	September 30, 2009	111

Schedule of Investments  Short-Term Portfolio  (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.294% due 07/25/2035	$8,141	$7,794
5.371% due 08/25/2035	1,400	1,131
5.395% due 11/25/2035	772	688

LB-UBS Commercial Mortgage Trust
4.990% due 11/15/2030	21	21

Lehman Brothers Floating Rate Commercial Mortgage Trust
0.323% due 09/15/2021	1,088	970

MASTR Adjustable Rate Mortgages Trust
3.111% due 11/21/2034	10,583	9,952
3.871% due 07/25/2034	6,120	5,061
4.850% due 01/25/2036	805	649

MASTR Asset Securitization Trust
5.000% due 04/25/2018	1,403	1,404
5.000% due 05/25/2018	323	323
5.500% due 09/25/2033	6,187	6,104
5.750% due 05/25/2036	4,605	4,430

Merrill Lynch Countrywide Commercial Mortgage Trust
5.378% due 08/12/2048	1,000	749
5.485% due 03/12/2051	500	391

Merrill Lynch Floating Trust
0.313% due 06/15/2022	1,108	851

Merrill Lynch Mortgage Investors, Inc.
4.705% due 09/25/2033	36	34
4.872% due 06/25/2035	2,674	2,387

MLCC Mortgage Investors, Inc.
0.556% due 08/25/2028	288	244
0.576% due 06/25/2028	578	495
1.206% due 03/25/2028	1,800	1,486
3.233% due 01/25/2029	4,842	2,500
4.250% due 10/25/2035	4,064	3,501
4.855% due 04/25/2035	401	353

Morgan Stanley Capital I
0.304% due 10/15/2020	2,312	1,771
5.692% due 04/15/2049	600	492

Morgan Stanley Dean Witter Capital I
6.660% due 02/15/2033	3,158	3,274

Morgan Stanley Mortgage Loan Trust
3.677% due 07/25/2034	1,324	1,262

Nomura Asset Acceptance Corp.
0.636% due 10/25/2034	33	28
5.050% due 10/25/2035	144	87

Opteum Mortgage Acceptance Corp.
0.506% due 07/25/2035	1,105	885

Prime Mortgage Trust
0.646% due 02/25/2019	8	8
0.646% due 02/25/2034	26	24

RBSSP Resecuritization Trust
0.785% due 09/26/2036	13,275	11,230

Residential Accredit Loans, Inc.
0.546% due 08/25/2035	3,092	1,657
0.676% due 02/25/2033	825	735
5.371% due 04/25/2035	13	3

Residential Asset Mortgage Products, Inc.
5.250% due 09/25/2034	812	812
7.500% due 12/25/2031	1,658	1,549

Residential Asset Securitization Trust
0.746% due 03/25/2033	450	401
3.750% due 10/25/2018	58	56

Residential Funding Mortgage Securities I
5.000% due 04/25/2018	88	84
5.561% due 02/25/2036	535	357
6.500% due 03/25/2032	92	93

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Sequoia Mortgage Trust
0.546% due 12/20/2034	$471	$326
0.929% due 05/20/2034	974	757

Structured Adjustable Rate Mortgage Loan Trust
0.466% due 05/25/2037	17,718	9,086
0.486% due 03/25/2035	312	150
0.546% due 09/25/2034	416	137
3.257% due 03/25/2034	150	130
3.568% due 08/25/2034	2,859	2,196
3.623% due 03/25/2034	709	602
3.692% due 07/25/2034	463	425
5.493% due 07/25/2035	590	465

Structured Asset Mortgage Investments, Inc.
0.346% due 09/25/2047	2,441	2,269
0.416% due 03/25/2037	5,888	981
0.436% due 03/25/2037	5,254	827
0.466% due 05/25/2036	8,356	3,907
0.476% due 02/25/2036	2,032	1,173
0.586% due 05/19/2035	40	24
0.666% due 02/19/2033	892	631
3.676% due 02/19/2035	1,659	1,238

Structured Asset Securities Corp.
3.443% due 05/25/2032	70	64
3.563% due 11/25/2033	253	222
3.580% due 07/25/2032	1	1
3.832% due 10/25/2035	656	399
5.416% due 03/25/2033	2,215	2,176

TBW Mortgage-Backed Pass-Through Certificates
0.346% due 09/25/2036	42	41

Thornburg Mortgage Securities Trust
0.346% due 03/25/2037	14,958	13,439
0.356% due 11/25/2046	1,773	1,677
0.366% due 09/25/2046	7,139	6,836
0.386% due 07/25/2036	2,076	1,992
0.396% due 11/25/2046	2,665	2,337

Wachovia Bank Commercial Mortgage Trust
0.333% due 09/15/2021	7,371	5,506

Wachovia Mortgage Loan Trust LLC
5.454% due 10/20/2035	465	415

WaMu Mortgage Pass-Through Certificates
0.466% due 08/25/2046	6,716	3,031
0.476% due 04/25/2045	377	237
0.486% due 06/25/2046	3,247	1,746
0.516% due 12/25/2045	4,997	2,943
0.536% due 07/25/2045	5,470	3,314
0.536% due 10/25/2045	7,350	3,980
0.536% due 12/25/2045	61	35
0.556% due 01/25/2045	6,983	4,407
0.566% due 08/25/2045	299	189
0.610% due 11/25/2034	223	129
0.620% due 11/25/2034	5,825	3,297
0.786% due 12/25/2027	4,155	2,934
1.661% due 04/25/2047	2,334	1,122
1.711% due 12/25/2046	2,368	1,127
1.751% due 02/25/2047	2,111	1,103
1.901% due 08/25/2046	236	123
2.101% due 11/25/2042	587	364
2.301% due 08/25/2042	46	32
2.401% due 11/25/2046	1,261	853
2.850% due 08/25/2033	2,145	1,174
2.851% due 08/25/2033	3,521	3,334
2.973% due 05/25/2046	1,441	618
3.052% due 06/25/2033	1,318	1,243
3.099% due 07/25/2046	2,145	1,250
3.099% due 08/25/2046	5,295	3,025
3.099% due 09/25/2046	527	275
3.708% due 03/25/2034	4,903	4,562
4.653% due 04/25/2035	1,500	1,492
4.678% due 05/25/2035	1,100	1,042
4.822% due 10/25/2035	7,240	3,501

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.826% due 09/25/2035	$775	$654
4.912% due 08/25/2035	2,905	2,595
5.392% due 02/25/2037	2,331	1,502
5.500% due 06/25/2034	629	619
5.678% due 02/25/2037	1,200	767
5.834% due 02/25/2037	1,341	906

Washington Mutual MSC Mortgage Pass-Through Certificates
3.056% due 02/25/2031	26	23
4.661% due 02/25/2033	111	102
4.665% due 02/25/2033	109	100
7.000% due 03/25/2034	526	516

Wells Fargo Mortgage-Backed Securities Trust
0.746% due 07/25/2037	1,656	1,003
3.003% due 09/25/2034	1,004	956
3.575% due 06/25/2035	3,126	2,799
3.862% due 10/25/2035	1,688	1,616
4.000% due 11/25/2034	8,788	8,471
4.256% due 11/25/2034	20,107	18,670
4.438% due 10/25/2033	705	678
4.500% due 08/25/2018	6,382	6,224
4.500% due 11/25/2018	5,336	5,367
4.514% due 04/25/2035	1,167	1,119
4.525% due 02/25/2035	1,574	1,414
4.529% due 03/25/2035	2,679	2,385
4.572% due 12/25/2033	4,169	3,947
4.608% due 06/25/2035	7,848	7,548
4.635% due 09/25/2033	12,465	11,803
4.680% due 01/25/2034	2,257	2,178
4.690% due 12/25/2033	1,462	1,399
4.719% due 07/25/2034	2,912	2,883
4.750% due 10/25/2018	5,773	5,769
4.948% due 03/25/2036	4,877	3,730
4.979% due 12/25/2034	916	870
5.000% due 07/25/2019	70	70
5.000% due 10/25/2035	283	258
5.031% due 03/25/2036	8,234	7,079
5.240% due 04/25/2036	174	135
5.592% due 07/25/2036	844	632
6.000% due 09/25/2036	635	595

Total Mortgage-Backed Securities (Cost $826,092)		665,685

ASSET-BACKED SECURITIES 19.9%

American Express Credit Account Master Trust
0.273% due 12/15/2013	3,000	2,968

Aurum CLO 2002-1 Ltd.
0.939% due 04/15/2014	3,965	3,680

BankAmerica Manufactured Housing Contract Trust
6.940% due 04/10/2023	10,376	10,475

Bear Stearns Asset-Backed Securities Trust
0.296% due 11/25/2036	435	401
0.316% due 12/25/2036	55	50
4.474% due 10/25/2036	5,674	3,320
4.749% due 10/25/2036	3,874	2,284
5.591% due 10/25/2036	7,167	3,744
6.250% due 12/25/2036	7,467	5,968
6.250% due 02/25/2037	14,594	6,002

Bear Stearns Second Lien Trust
1.046% due 12/25/2036	21,100	396

Capital Auto Receivables Asset Trust
1.693% due 10/15/2012	8,600	8,632

Carrington Mortgage Loan Trust
0.346% due 06/25/2037	6,554	5,697

Chase Issuance Trust
0.713% due 06/15/2012	4,950	4,946

Citibank Credit Card Issuance Trust
0.316% due 04/24/2014	650	640

112	PIMCO Funds	Private Account Portfolio Series	See Accompanying Notes

(Unaudited) September 30, 2009

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Citibank Omni Master Trust
1.436% due 12/23/2013	$10,000	$9,993

Conseco Financial Corp.
6.110% due 09/01/2023	1,285	1,284

Countrywide Asset-Backed Certificates
0.356% due 10/25/2046	322	311
0.506% due 05/25/2036	6,056	4,730

First Franklin Mortgage Loan Asset-Backed Certificates
0.356% due 04/25/2036	352	347

Ford Credit Auto Owner Trust
1.863% due 05/15/2012	5,000	5,055
2.100% due 11/15/2011	5,500	5,548
3.960% due 04/15/2012	3,145	3,212
5.150% due 02/15/2012	200	207
6.070% due 05/15/2014	25,000	27,307

Franklin Auto Trust
1.246% due 10/20/2011	4,833	4,843

HFC Home Equity Loan Asset-Backed Certificates
0.426% due 01/20/2036	3,573	2,980
1.046% due 11/20/2036	2,395	2,305

Home Equity Asset Trust
0.846% due 11/25/2032	8	3

Home Equity Mortgage Trust
5.821% due 04/25/2035	947	578

HSI Asset Securitization Corp. Trust
0.296% due 10/25/2036	112	75
0.356% due 12/25/2036	9,000	2,845

Indymac Residential Asset-Backed Trust
0.766% due 10/25/2035	1,600	29

Irwin Home Equity Corp.
0.786% due 07/25/2032	271	145

JPMorgan Mortgage Acquisition Corp.
0.316% due 01/25/2037	5,270	4,796
0.326% due 03/25/2037	338	279
0.333% due 11/25/2036	132	128
0.336% due 10/25/2036	538	489
0.360% due 07/25/2036	11,708	10,724

Lehman XS Trust
0.396% due 04/25/2037	14,549	10,901
5.390% due 11/25/2035	18,127	8,487

Long Beach Mortgage Loan Trust
0.426% due 08/25/2035	62	61
0.526% due 10/25/2034	940	719
0.946% due 03/25/2032	65	43

Madison Avenue Manufactured Housing Contract
1.696% due 03/25/2032	15,397	12,268

Massachusetts Educational Financing Authority
1.454% due 04/25/2038	9,855	9,894

MASTR Asset-Backed Securities Trust
0.296% due 01/25/2037	8,618	2,768

MBNA Credit Card Master Note Trust
0.303% due 11/16/2015	3,000	2,898

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Merrill Lynch Mortgage Investors, Inc.
0.426% due 09/25/2036	$951	$210

Morgan Stanley ABS Capital I
0.306% due 05/25/2037	8,977	7,481

Morgan Stanley IXIS Real Estate Capital Trust
0.356% due 11/25/2036	15,000	5,748

Morgan Stanley Mortgage Loan Trust
0.316% due 01/25/2047	5,474	4,726

Nationstar Home Equity Loan Trust
0.366% due 04/25/2037	3,702	3,414

Nationstar NIM Trust
8.000% due 06/25/2037	24	1

New Century Home Equity Loan Trust
0.426% due 05/25/2036	1,498	941
0.506% due 06/25/2035	1,312	1,027

Primus CLO Ltd.
0.742% due 07/15/2021	16,687	13,673

Renaissance Home Equity Loan Trust
0.686% due 08/25/2033	458	270
0.946% due 08/25/2032	10	6
1.346% due 09/25/2037	7,652	6,686

Residential Asset Mortgage Products, Inc.
0.316% due 02/25/2037	2,122	2,017
0.326% due 10/25/2036	27	27

Residential Asset Securities Corp.
0.316% due 02/25/2037	1,557	1,470
0.356% due 07/25/2036	657	629
0.356% due 04/25/2037	3,275	2,860

SACO I, Inc.
0.626% due 11/25/2035	1,188	477

Salomon Brothers Mortgage Securities VII, Inc.
0.546% due 03/25/2032	107	101

Saxon Asset Securities Trust
8.285% due 12/25/2032	4,044	3,703

SBI HELOC Trust
0.416% due 08/25/2036	106	92

Securitized Asset-Backed Receivables LLC Trust
0.326% due 11/25/2036	5,565	2,426

SLC Student Loan Trust
0.420% due 02/15/2015	298	298

SLM Student Loan Trust
0.499% due 03/15/2019	568	565
0.704% due 01/25/2016	3,700	3,678
0.854% due 10/25/2016	4,950	4,955

Soundview Home Equity Loan Trust
0.306% due 11/25/2036	1,203	786
0.326% due 06/25/2037	5,554	4,193
0.356% due 01/25/2037	10,000	7,004
0.396% due 06/25/2037	35,000	11,950

Specialty Underwriting & Residential Finance
0.346% due 11/25/2037	13,000	7,097
0.926% due 01/25/2034	50	28

Stone Tower CLO Ltd.
0.822% due 08/21/2013	3,181	2,925

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Structured Asset Securities Corp.
0.296% due 09/25/2036	$374	$358
0.326% due 01/25/2037	326	299
0.446% due 11/25/2035	888	852
0.536% due 01/25/2033	759	456

Trapeza CDO I LLC
2.029% due 11/16/2034	1,000	141

Vanderbilt Acquisition Loan Trust
7.120% due 05/07/2032	5,000	4,961

WaMu Asset-Backed Certificates
0.356% due 01/25/2037	14,656	5,024

Wells Fargo Home Equity Trust
0.486% due 10/25/2035	557	540
0.496% due 12/25/2035	482	456

WMC Mortgage Loan Pass-Through Certificates
0.923% due 05/15/2030	191	166

Total Asset-Backed Securities (Cost $442,980)		310,172

	SHARES
PREFERRED STOCKS 0.2%

DG Funding Trust
0.652% due 12/31/2049	267	2,279

Total Preferred Stocks (Cost $2,003)		2,279

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 0.1%

REPURCHASE AGREEMENTS 0.0%

State Street Bank and Trust Co.
0.010% due 10/01/2009	$639	639

(Dated 09/30/2009. Collateralized by U.S. Treasury Bills 0.000% due 11/27/2009 valued at $655. Repurchase proceeds are $639.)

U.S. TREASURY BILLS 0.1%
0.216% due 03/11/2010 (c)	926	925

	SHARES
SHORT-TERM FLOATING NAV PORTFOLIO (b) 0.0%
	20,560	206

Total Short-Term Instruments (Cost $1,770)		1,770

Total Investments 105.4% (Cost $1,950,045)		$1,645,879

Other Assets and Liabilities (Net) (5.4%)		(84,326)

Net Assets 100.0%		$1,561,553

Notes to Schedule of Investments (amounts in thousands*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Security is in default.
(b)	Affiliated to the Portfolio.
(c)	Securities with an aggregate market value of $1,241 have been pledged as collateral for swap and swaption contracts on September 30, 2009.
(d)	The average amount of borrowings while outstanding during the period ended September 30, 2009 was $219,796 at a weighted average interest rate of 0.403%. On September 30, 2009, securities valued at $94,574 were pledged as collateral for reverse repurchase agreements.

See Accompanying Notes	Semiannual Report	September 30, 2009	113

Schedule of Investments  Short-Term Portfolio  (Cont.)

(e)	Swap agreements outstanding on September 30, 2009:

Credit Default Swaps on Asset Backed Securities - Buy Protection (1)
Reference Obligation	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Notional Amount (4)	Market Value (5)	Upfront Premiums Paid/(Received)	Unrealized Appreciation
Avenue CLO Fund Ltd. 3-Month USD-LIBOR plus 1.650% due 07/20/2018	JPM	(1.750%	)	07/20/2018	$2,500	$1,734	$0	$1,734
Commercial Industrial Finance Corp. 3-Month USD-LIBOR plus 1.600% due 10/20/2020	CITI	(2.150%	)	10/20/2020	500	361	0	361
Telos CLO Ltd. 3-Month USD-LIBOR plus 1.700% due 10/11/2021	GSC	(2.500%	)	10/11/2021	2,000	1,189	0	1,189

						$3,284	$0	$3,284

Credit Default Swaps on Corporate, Sovereign, and U.S. Municipal Issues - Buy Protection (1)
Reference Entity	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at September 30, 2009 (3)	Notional Amount (4)	Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
ABX Financing Co.	JPM	(0.500%	)	12/20/2016	0.720%	$3,000	$42	$0	$42
AutoZone, Inc.	JPM	(0.650%	)	12/20/2012	0.536%	3,000	(11)	0	(11)
AutoZone, Inc.	RBS	(0.810%	)	12/20/2015	0.682%	2,500	(19)	0	(19)
BAE Systems Holdings, Inc.	UBS	(0.140%	)	12/20/2011	0.484%	2,000	15	0	15
Bank of America Corp.	DUB	(0.180%	)	12/20/2016	1.246%	10,000	665	0	665
BHP Billiton Finance USA Ltd.	BOA	(0.135%	)	03/20/2012	0.482%	3,000	25	0	25
Boston Scientific Corp.	UBS	(0.500%	)	06/20/2011	0.720%	2,500	9	0	9
CNA Financial Corp.	CITI	(0.470%	)	12/20/2014	2.386%	3,000	261	0	261
Consumers Energy Co.	BOA	(0.090%	)	03/20/2012	2.298%	3,000	156	0	156
Countrywide Financial Corp.	JPM	(0.710%	)	06/20/2016	2.003%	5,000	373	0	373
Daimler Finance N.A. LLC	BCLY	(0.535%	)	09/20/2011	0.745%	5,000	20	0	20
Daimler Finance N.A. LLC	BCLY	(0.580%	)	09/20/2011	0.745%	4,000	12	0	12
Daimler Finance N.A. LLC	RBS	(0.480%	)	09/20/2011	0.745%	5,000	25	0	25
Dominion Resources, Inc.	BOA	(0.455%	)	03/20/2016	0.463%	3,000	1	0	1
HSBC Finance Corp.	BNP	(0.165%	)	12/20/2013	1.434%	5,000	249	0	249
HSBC Finance Corp.	JPM	(0.220%	)	06/20/2016	1.429%	3,000	211	0	211
iStar Financial, Inc.	RBS	(0.565%	)	12/20/2013	18.622%	6,000	2,578	0	2,578
Johnson Controls, Inc.	JPM	(0.280%	)	03/20/2011	0.723%	5,000	32	0	32
JPMorgan Chase & Co.	CITI	(4.050%	)	09/20/2012	0.653%	5,863	(586)	0	(586)
Kerr-McGee Corp.	RBS	(0.160%	)	09/20/2011	0.271%	4,100	9	0	9
Lennar Corp.	JPM	(0.660%	)	12/20/2011	2.261%	3,000	102	0	102
Morgan Stanley	RBS	(0.275%	)	12/20/2015	1.412%	3,000	187	0	187
Morgan Stanley	RBS	(0.320%	)	12/20/2016	1.403%	5,000	334	0	334
ORIX Corp.	MLP	(0.280%	)	12/20/2011	3.664%	5,000	355	0	355
Progress Energy, Inc.	MLP	(0.100%	)	03/20/2011	0.256%	3,348	8	0	8
Rio Tinto Alcan, Inc.	JPM	(0.420%	)	06/20/2015	0.287%	2,500	(18)	0	(18)
Sealed Air Corp.	MSC	(0.590%	)	09/20/2013	0.982%	5,000	73	0	73
SLM Corp.	RBS	(0.190%	)	12/20/2011	8.996%	8,000	1,335	0	1,335
Textron Financial Corp.	JPM	(0.110%	)	06/20/2010	2.043%	2,000	28	0	28
Time Warner, Inc.	BCLY	(0.700%	)	12/20/2016	0.591%	5,000	(36)	0	(36)
Weatherford International Ltd.	DUB	(0.410%	)	12/20/2013	1.064%	2,500	65	0	65

							$6,500	$0	$6,500

Credit Default Swaps on Corporate, Sovereign, and U.S. Municipal Issues - Sell Protection (2)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at September 30, 2009 (3)	Notional Amount (4)	Market Value	Upfront Premiums Paid/(Received)	Unrealized (Depreciation)
General Electric Capital Corp.	BCLY	0.935%	12/20/2010	1.504%	$3,000	$(20)	$0	$(20)

Credit Default Swaps on Credit Indices-Sell Protection (2)
Index/Tranches	Counterparty	Fixed Deal Receive Rate	Maturity Date	Notional Amount (4)	Market Value (5)	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
ABX.HE AAA 06-1 Index	DUB	0.180%	07/25/2045	$3,001	$(351)	$(465)	$114
CDX.IG-7 5-Year Index 10-15%	GSC	0.060%	12/20/2011	25,000	(297)	0	(297)
CDX.IG-7 5-Year Index 10-15%	JPM	0.068%	12/20/2011	75,000	(879)	0	(879)
CDX.IG-7 10-Year Index 15-30%	DUB	0.157%	12/20/2016	25,000	(908)	0	(908)
CDX.IG-7 10-Year Index 15-30%	GSC	0.152%	12/20/2016	25,000	(916)	0	(916)
CDX.IG-7 10-Year Index 15-30%	MLP	0.144%	12/20/2016	25,000	(929)	0	(929)

					$(4,280)	$(465)	$(3,815)

(1)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

114	PIMCO Funds	Private Account Portfolio Series	See Accompanying Notes

(Unaudited) September 30, 2009

(2)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities compromising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities compromising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, U.S. municipal issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount	Market Value	Upfront Premiums Paid/(Received)	Unrealized (Depreciation)
Receive	3-Month USD-LIBOR	4.000%	12/16/2014	CSFB	$32,000	$(1,786)	$(1,768)	$(18)

(f)	Transactions in written call and put options for the period ended September 30, 2009:

	Notional Amount	Premium
Balance at 03/31/2009	$64,400	$2,026
Sales	7,500	14
Closing Buys	(70,100)	(2,038)
Expirations	(1,800)	(2)
Exercised	0	0

Balance at 09/30/2009	$0	$0

(g)	Short sales outstanding on September 30, 2009:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Market Value
Freddie Mac	6.000%	10/01/2039	$3,800	$3,999	$4,011

(h)	Fair Value Measurements +

The following is a summary of the fair valuations according to the inputs used as of September 30, 2009 in valuing the Portfolio’s assets and liabilities:

Category ++	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 09/30/2009
Corporate Bonds & Notes	$0	$331,349	$0	$331,349
U.S. Government Agencies	0	306,115	28,509	334,624
Mortgage-Backed Securities	0	654,055	11,630	665,685
Asset-Backed Securities	0	289,893	20,279	310,172
Other Investments +++	206	3,843	0	4,049

Investments, at value	$206	$1,585,255	$60,418	$1,645,879

Short Sales, at value	$0	$(4,011)	$0	$(4,011)

Financial Derivative Instruments ++++	$0	$2,647	$3,284	$5,931

Total	$206	$1,583,891	$63,702	$1,647,799

See Accompanying Notes	Semiannual Report	September 30, 2009	115

Schedule of Investments  Short-Term Portfolio  (Cont.)

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio during the period ending September 30, 2009:

Category ++	Beginning Balance at 03/31/2009	Net Purchases/ (Sales)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)	Net Transfers In/ (Out) of Level 3	Ending Balance at 09/30/2009	Net Change in Unrealized Appreciation/ (Depreciation) on investments held at 09/30/2009
U.S. Government Agencies	$231	$434	$31	$0	$1,335	$26,478	$28,509	$1,335
Mortgage-Backed Securities	0	11,144	16	131	(111)	450	11,630	(153)
Asset-Backed Securities	7,239	12,616	0	0	424	0	20,279	298

Investments, at value	$7,470	$24,194	$47	$131	$1,648	$26,928	$60,418	$1,480

Financial Derivative Instruments ++++	$4,302	$0	$0	$0	$(1,018)	$0	$3,284	$(1,018)

Total	$11,772	$24,194	$47	$131	$630	$26,928	$63,702	$462

+	See note 2 in the Notes to Financial Statements for additional information.
++	Refer to the Schedule of Investments for additional information.
+++	Sum of all other categories each of which individually has an aggregate market value of less than 5% of net assets.
++++	Financial derivative instruments may include open futures contracts, swap contracts, written options, and foreign currency contracts.

(i)	Fair Value of Derivative Instruments ^

The following is a summary of the fair valuations of the Portfolio’s derivative instruments categorized by risk exposure:

Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of September 30, 2009:

	Derivatives not accounted for as hedging instruments
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Other Contracts	Total
Assets:
Unrealized appreciation on swap agreements	$0	$0	$10,568	$0	$0	$10,568

Liabilities:
Unrealized depreciation on swap agreements	$18	$0	$4,619	$0	$0	$4,637

The Effect of Derivative Instruments on the Statement of Operations for the Six Months Ended September 30, 2009:

	Derivatives not accounted for as hedging instruments
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result from Operations:
Net realized gain on investments (purchased options)	$1,968	$0	$0	$0	$0	$1,968
Net realized (loss) on futures contracts, written options and swaps	(3,159)	0	(22,011)	0	0	(25,170)

	$(1,191)	$0	$(22,011)	$0	$0	$(23,202)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result from Operations:
Net change in unrealized (depreciation) on investments (purchased options)	$(5,372)	$0	$0	$0	$0	$(5,372)
Net change in unrealized appreciation on futures contracts, written options and swaps	15,982	0	27,093	0	0	43,075

	$10,610	$0	$27,093	$0	$0	$37,703

^	See note 2 in the Notes to Financial Statements for additional information.

116	PIMCO Funds	Private Account Portfolio Series	See Accompanying Notes

Schedule of Investments Short-Term Floating NAV Portfolio	(Unaudited) September 30, 2009

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CORPORATE BONDS & NOTES 8.7%

BANKING & FINANCE 8.7%

American Express Bank FSB
0.576% due 10/26/2009	$1,500	$1,500

American Express Centurion Bank
0.324% due 07/13/2010	13,975	13,847

Bank of America N.A.
0.330% due 09/13/2010	8,400	8,410
1.700% due 12/23/2010	22,075	22,344

Bank of Scotland PLC
0.240% due 06/18/2010	13,278	13,095
0.260% due 06/28/2010	1,885	1,850
0.319% due 06/11/2010	2,371	2,321
4.265% due 07/12/2010	10,000	10,131

Citigroup Funding, Inc.
1.518% due 05/07/2010	14,550	14,564

Citigroup, Inc.
0.579% due 05/18/2010	4,900	4,879
0.604% due 08/13/2010	12,998	12,921
4.125% due 02/22/2010	29,000	29,295
6.500% due 01/18/2011	6,000	6,224

Goldman Sachs Group, Inc.
7.800% due 01/28/2010	31,200	31,925

HSBC Finance Corp.
0.380% due 03/12/2010	8,550	8,523
0.564% due 10/21/2009	1,600	1,600
0.714% due 05/10/2010	17,950	17,881
4.125% due 11/16/2009	3,000	3,010
4.625% due 09/15/2010	21,747	22,312
4.750% due 04/15/2010	3,985	4,043
6.375% due 08/01/2010	4,750	4,913
8.000% due 07/15/2010	5,485	5,736

Merrill Lynch & Co., Inc.
0.692% due 02/05/2010	1,900	1,901
2.709% due 05/12/2010	44,450	45,025
4.500% due 11/04/2010	8,300	8,454

Metropolitan Life Global Funding I
0.480% due 05/17/2010	2,075	2,071
0.893% due 09/17/2010	21,600	21,556
1.035% due 06/25/2010	10,000	10,020
4.625% due 08/19/2010	4,705	4,802

Morgan Stanley
0.333% due 01/15/2010	1,900	1,899
0.568% due 05/07/2010	9,885	9,875
0.760% due 01/18/2011	18,133	17,967
2.550% due 05/14/2010	25,866	26,154
2.900% due 12/01/2010	25,000	25,640

Pricoa Global Funding I
1.130% due 06/04/2010	18,000	17,892

		434,580

Total Corporate Bonds & Notes (Cost $433,644)		434,580

U.S. GOVERNMENT AGENCIES 17.3%

Fannie Mae
0.400% due 07/13/2010	50,500	50,498
0.404% due 02/12/2010	4,000	4,002
0.422% due 08/05/2010	20,769	20,780
3.100% due 02/04/2010	75,000	75,723
3.250% due 02/10/2010	9,050	9,146
4.750% due 03/12/2010	24,455	24,965
7.250% due 01/15/2010	5,000	5,103

Federal Farm Credit Bank
0.124% due 10/12/2010	80,750	80,685
0.257% due 11/03/2010	47,000	46,995

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.340% due 03/03/2010	$40,000	$40,004
0.466% due 02/11/2010	20,000	20,030
0.601% due 12/09/2010	1,600	1,607
0.651% due 10/01/2010	1,803	1,811

Federal Home Loan Bank
0.293% due 12/02/2009	40,000	40,007
0.460% due 12/28/2009	6,000	6,005
2.750% due 03/12/2010	31,825	32,177
2.850% due 12/15/2010	13,240	13,308
3.100% due 10/01/2010	1,760	1,760
4.375% due 03/17/2010	111,310	113,414

Freddie Mac
0.256% due 09/24/2010	855	855
0.262% due 12/30/2010	1,900	1,901
0.272% due 09/10/2010	1,000	1,001
0.325% due 08/10/2010	90,000	90,132
0.387% due 08/24/2010	22,888	22,906
0.405% due 07/14/2010	4,000	4,002
0.410% due 07/12/2010	37,100	37,119
1.930% due 02/11/2011	40,000	40,210
2.680% due 11/16/2009	57,500	57,670
2.875% due 04/30/2010	100	102
5.000% due 10/23/2009	10,000	10,028
6.875% due 09/15/2010	10,292	10,916

Total U.S. Government Agencies (Cost $864,487)		864,862

ASSET-BACKED SECURITIES 1.6%

Ally Auto Receivables Trust
0.396% due 09/15/2010	20,000	19,835

Ford Credit Auto Owner Trust
0.357% due 09/15/2010	28,800	28,810
0.796% due 07/15/2010	14,148	14,160
0.988% due 06/15/2010	16,207	16,225

Total Asset-Backed Securities (Cost $79,155)		79,030

SHORT-TERM INSTRUMENTS 70.3%

CERTIFICATES OF DEPOSIT 1.4%

Barclays Bank PLC
1.109% due 03/22/2011	39,200	39,172

Dexia Credit Local S.A.
1.160% due 12/23/2009	30,500	30,554

		69,726

COMMERCIAL PAPER 64.4%

Bank of America Corp.
0.310% due 01/19/2010	61,000	60,945

Bank of Tokyo-Mitsubishi UFJ
0.235% due 10/26/2009	10,000	10,000

Barclays U.S. Funding LLC
0.675% due 02/12/2010	64,000	63,930
0.710% due 02/05/2010	17,800	17,781

BNP Paribas Finance, Inc.
0.360% due 03/01/2010	68,000	67,910

Caisse d’Amortissement de la Dette Sociale
0.470% due 10/07/2009	39,200	39,197

DnB NOR Bank ASA
0.240% due 11/20/2009	2,000	1,999
0.400% due 02/16/2010	62,000	61,930
0.550% due 12/17/2009	20,000	19,988

Fannie Mae
0.155% due 12/09/2009	5,000	5,000
0.167% due 11/18/2009	31,000	30,993

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.170% due 12/17/2009	$489,100	$489,074
0.170% due 01/14/2010	1,000	1,000
0.177% due 12/02/2009	3,000	3,000
0.180% due 11/12/2009	11,200	11,198
0.191% due 10/26/2009	32,100	32,096
0.193% due 11/04/2009	6,700	6,699
0.205% due 10/21/2009	5,500	5,499
0.220% due 10/14/2009	26,500	26,498
0.309% due 11/25/2009	400	400
0.373% due 01/19/2010	6,800	6,798
2.050% due 10/28/2009	21,000	20,997

Federal Home Loan Bank
0.095% due 10/14/2009	100	100
0.160% due 11/18/2009	117,909	117,890
0.160% due 11/30/2009	900	900
0.160% due 12/11/2009	100	100
0.169% due 11/04/2009	27,700	27,696
0.173% due 11/25/2009	31,700	31,692
0.180% due 10/02/2009	3,100	3,100
0.185% due 11/13/2009	9,900	9,898
0.193% due 11/06/2009	41,900	41,892
0.200% due 10/23/2009	64,600	64,592
0.200% due 10/27/2009	6,000	5,999
0.200% due 10/21/2009	2,200	2,200
0.200% due 10/28/2009	38,600	38,594
0.200% due 10/30/2009	200	200
0.210% due 10/16/2009	1,400	1,400
0.230% due 07/09/2010	90,300	90,364
0.270% due 11/20/2009	3,100	3,099
0.710% due 01/27/2010	25,800	25,848
0.790% due 03/11/2010	50,100	50,246
0.800% due 04/23/2010	108,000	108,306
0.830% due 03/02/2010	48,000	48,140
1.020% due 02/12/2010	50,000	50,135
1.050% due 02/17/2010	150,000	150,438

Freddie Mac
0.159% due 11/23/2009	29,200	29,193
0.167% due 02/02/2010	181,865	181,806
0.179% due 01/20/2010	27,900	27,894
0.186% due 01/05/2010	37,004	36,997
0.190% due 11/24/2009	8,700	8,697
0.196% due 11/02/2009	13,400	13,397
0.198% due 01/21/2010	14,900	14,897
0.203% due 10/19/2009	13,700	13,699
0.203% due 10/26/2009	17,800	17,797
0.205% due 01/06/2010	10,900	10,898
0.215% due 11/09/2009	7,900	7,898
0.216% due 03/24/2010	3,300	3,297
0.251% due 03/22/2010	5,200	5,195
0.263% due 11/16/2009	18,600	18,596
0.270% due 11/30/2009	66,900	66,897
0.319% due 03/29/2010	4,700	4,696
0.623% due 01/04/2010	92,831	92,813
0.671% due 10/30/2009	100,000	100,049
0.730% due 12/21/2009	14,550	14,549

ING Funding LLC
0.300% due 10/23/2009	20,500	20,496
0.380% due 03/01/2010	65,000	64,914

JPMorgan Chase & Co.
0.250% due 01/05/2010	7,500	7,494
0.280% due 11/04/2009	44,000	43,988

Kreditanstalt fuer Wiederaufbau
0.225% due 11/19/2009	37,400	37,389

Lloyds Banking Group PLC
0.630% due 03/10/2010	15,000	14,976

Rabobank USA Financial Corp.
0.270% due 01/25/2010	10,000	9,990
0.300% due 02/18/2010	35,800	35,759
0.330% due 03/11/2010	25,000	24,960
0.500% due 12/08/2009	25,000	24,987

See Accompanying Notes	Semiannual Report	September 30, 2009	117

Schedule of Investments  Short-Term Floating NAV Portfolio  (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Royal Bank of Scotland Group PLC
0.520% due 10/15/2009	$28,500	$28,494
0.540% due 12/30/2009	60,000	59,954
0.860% due 02/17/2010	30,000	29,966

Societe Generale N.A.
0.270% due 10/19/2009	25,500	25,497
0.435% due 02/12/2010	56,500	56,438

Straight-A Funding LLC
0.210% due 11/02/2009	25,000	24,995
0.230% due 11/17/2009	10,000	9,997
0.230% due 12/08/2009	80,000	79,954
0.260% due 11/16/2009	9,500	9,497

Svenska Handelsbanken AB
0.265% due 11/25/2009	39,100	39,084

Swedbank AB
0.375% due 03/15/2010	50,000	49,901

		3,223,756

REPURCHASE AGREEMENTS 4.0%

Banc of America Securities LLC
0.040% due 10/01/2009	131,500	131,500
(Dated 09/30/2009. Collateralized by Freddie Mac 5.000% due 07/01/2035 valued at $31,955 and Ginnie Mae 6.500% due 09/20/2038 valued at $97,876. Repurchase proceeds are $131,500.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.110% due 10/02/2009	$800	$800
(Dated 10/01/2009. Collateralized by Freddie Mac 5.000% due 07/01/2035 valued at $818. Repurchase proceeds are $800.)

Barclays Capital, Inc.
0.130% due 10/05/2009	8,100	8,100
(Dated 09/30/2009. Collateralized by Freddie Mac 0.389% due 05/04/2011 valued at $8,334. Repurchase proceeds are $8,100.)

Credit Suisse Securities (USA) LLC
0.020% due 10/01/2009	10,000	10,000
(Dated 09/30/2009. Collateralized by U.S. Treasury Bonds 4.500% due 08/15/2039 valued at $10,223. Repurchase proceeds are $10,000.)

JPMorgan Chase Bank N.A.
0.070% due 10/01/2009	1,400	1,400
(Dated 09/30/2009. Collateralized by U.S. Treasury Notes 3.000% due 09/30/2016 valued at $1,431. Repurchase proceeds are $1,400.)
0.100% due 10/02/2009	800	800
(Dated 10/01/2009. Collateralized by Fannie Mae 6.000% due 07/01/2037 valued at $808. Repurchase proceeds are $800.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

State Street Bank and Trust Co.
0.010% due 10/01/2009	$49,908	$49,908
(Dated 09/30/2009. Collateralized by U.S. Treasury Bills 0.000% due 11/27/2009 valued at $50,910. Repurchase proceeds are $49,908.)

		202,508

U.S. TREASURY BILLS 0.5%
0.199% due 02/04/2010 - 03/25/2010 (a)	22,570	22,554

Total Short-Term Instruments (Cost $3,516,920)		3,518,544

Total Investments 97.9% (Cost $4,894,206)		$4,897,016

Other Assets and Liabilities (Net) 2.1%		106,721

Net Assets 100.0%		$5,003,737

Notes to Schedule of Investments (amounts in thousands*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Coupon represents a weighted average rate.
(b)	Fair Value Measurements +

The following is a summary of the fair valuations according to the inputs used as of September 30, 2009 in valuing the Portfolio’s assets and liabilities:

Category ++	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 09/30/2009
Corporate Bonds & Notes	$0	$424,449	$10,131	$434,580
U.S. Government Agencies	0	864,862	0	864,862
Asset-Backed Securities	0	79,030	0	79,030
Short-Term Instruments	0	3,518,544	0	3,518,544

Investments, at value	$0	$4,886,885	$10,131	$4,897,016

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio during the period ending September 30, 2009:

Category ++	Beginning Balance at 03/31/2009	Net Purchases/ (Sales)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)	Net Transfers In/ (Out) of Level 3	Ending Balance at 09/30/2009	Net Change in Unrealized Appreciation/ (Depreciation) on investments held at 09/30/2009
Corporate Bonds & Notes	$0	$10,147	$(8)	$0	$(8)	$0	$10,131	$(8)

+	See note 2 in the Notes to Financial Statements for additional information.
++	Refer to the Schedule of Investments for additional information.

118	PIMCO Funds	Private Account Portfolio Series	See Accompanying Notes

Schedule of Investments Short-Term Floating NAV Portfolio II	(Unaudited) September 30, 2009

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CORPORATE BONDS & NOTES 7.3%

BANKING & FINANCE 7.3%

Bank of America N.A.
0.469% due 12/23/2010	$3,900	$3,914

Bank of Scotland PLC
0.240% due 06/18/2010	300	296
0.260% due 06/28/2010	1,200	1,178
0.290% due 12/08/2010	500	489

Citigroup, Inc.
0.579% due 05/18/2010	1,600	1,593
0.604% due 08/13/2010	3,641	3,619

General Electric Capital Corp.
1.625% due 01/07/2011	2,000	2,022

Goldman Sachs Group, Inc.
7.800% due 01/28/2010	1,200	1,228

HSBC Finance Corp.
4.625% due 09/15/2010	5,000	5,130

Merrill Lynch & Co., Inc.
0.389% due 03/23/2010	1,000	998
2.709% due 05/12/2010	250	253
4.500% due 11/04/2010	3,200	3,259

Metropolitan Life Global Funding I
0.893% due 09/17/2010	5,100	5,090

Morgan Stanley
0.568% due 05/07/2010	3,000	2,997
0.789% due 01/15/2010	1,225	1,225
2.900% due 12/01/2010	5,000	5,128

Pricoa Global Funding I
1.130% due 06/04/2010	2,000	1,988

Wachovia Corp.
4.375% due 06/01/2010	1,500	1,533

		41,940

Total Corporate Bonds & Notes (Cost $41,962)		41,940

U.S. GOVERNMENT AGENCIES 15.5%

Fannie Mae
0.400% due 07/13/2010	500	500
0.404% due 02/12/2010	2,000	2,001
0.422% due 08/05/2010	5,000	5,003
0.580% due 10/22/2010	1,000	1,005
1.500% due 09/16/2010	2,500	2,524
4.375% due 09/13/2010	200	207
6.625% due 11/15/2010	33	35
7.125% due 06/15/2010	900	943
7.250% due 01/15/2010	160	163

Federal Farm Credit Bank
0.124% due 10/12/2010	10,000	9,992
0.257% due 11/03/2010	3,000	3,000
0.340% due 03/03/2010	14,200	14,201
0.466% due 02/11/2010	5,000	5,008
0.504% due 11/04/2010	1,000	1,003
3.750% due 12/06/2010	4,170	4,321
5.250% due 09/13/2010	300	313

Federal Home Loan Bank
0.610% due 11/08/2010	5,650	5,678
0.880% due 01/20/2011	6,000	6,009
2.250% due 10/02/2009	2,295	2,295
2.750% due 06/18/2010	300	305
3.000% due 12/10/2010	930	956
4.375% due 03/17/2010	750	764
4.750% due 12/10/2010	460	482
6.500% due 11/13/2009	100	101
6.625% due 11/15/2010	190	203

Freddie Mac
0.179% due 10/19/2009	2,000	2,000

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.314% due 09/03/2010	$3,000	$3,002
0.410% due 07/12/2010	7,000	7,004
1.930% due 02/11/2011	5,000	5,026
3.250% due 07/16/2010	526	538
4.750% due 09/22/2010	300	311
5.125% due 08/23/2010	100	104
6.875% due 09/15/2010	4,358	4,622
7.000% due 03/15/2010	260	268

Total U.S. Government Agencies (Cost $89,857)		89,887

ASSET-BACKED SECURITIES 0.7%

Ally Auto Receivables Trust
0.396% due 09/15/2010	2,000	1,983

Ford Credit Auto Owner Trust
0.357% due 09/15/2010	2,000	2,001

Total Asset-Backed Securities (Cost $4,000)		3,984

SHORT-TERM INSTRUMENTS 74.8%

CERTIFICATES OF DEPOSIT 0.8%

Dexia Credit Local S.A.
1.160% due 12/23/2009	4,700	4,708

COMMERCIAL PAPER 20.4%

Bank of America Corp.
0.310% due 01/19/2010	1,000	999

Barclays U.S. Funding LLC
0.675% due 02/12/2010	3,000	2,997
0.710% due 02/05/2010	3,500	3,496

BNP Paribas Finance, Inc.
0.360% due 03/01/2010	9,000	8,988

Caisse d’Amortissement de la Dette Sociale
0.440% due 10/07/2009	800	800
0.450% due 10/16/2009	3,900	3,899
0.470% due 10/07/2009	500	500

Citigroup Funding, Inc.
0.300% due 10/15/2009	8,000	7,999

DnB NOR Bank ASA
0.400% due 02/16/2010	6,000	5,993

Fannie Mae
0.350% due 03/01/2010	2,000	1,999

Federal Home Loan Bank
0.210% due 01/13/2010	1,750	1,749
0.550% due 05/28/2010	6,000	6,008
0.790% due 03/11/2010	1,000	1,003
0.800% due 04/23/2010	7,000	7,020
0.830% due 03/02/2010	2,000	2,006

Freddie Mac
0.190% due 10/20/2009	2,409	2,409
0.365% due 03/31/2010	14,700	14,691
0.409% due 03/16/2010	100	100

ING Funding LLC
0.300% due 10/23/2009	500	500

JPMorgan Chase & Co.
0.250% due 01/05/2010	2,500	2,498
0.280% due 11/04/2009	4,400	4,399

Kreditanstalt fuer Wiederaufbau
0.225% due 11/19/2009	9,600	9,597

Rabobank USA Financial Corp.
0.300% due 02/18/2010	5,000	4,994

Regents of the University of California
0.450% due 11/02/2009	400	400

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Royal Bank of Scotland Group PLC
0.520% due 10/15/2009	$500	$500
0.540% due 12/30/2009	4,500	4,496
0.860% due 02/17/2010	1,000	999

Societe Generale N.A.
0.270% due 10/19/2009	3,000	3,000
0.435% due 02/12/2010	3,000	2,997

Straight-A Funding LLC
0.230% due 11/17/2009	5,000	4,998
0.230% due 12/08/2009	5,000	4,997
0.260% due 11/16/2009	500	500

Svenska Handelsbanken AB
0.265% due 11/25/2009	500	500

		118,031

REPURCHASE AGREEMENTS 53.0%

Banc of America Securities LLC
0.040% due 10/01/2009	75,000	75,000
(Dated 09/30/2009. Collateralized by Freddie Mac 5.000% due 07/01/2035 valued at $76,078. Repurchase proceeds are $75,000.)

Barclays Capital, Inc.
0.080% due 10/01/2009	45,700	45,700
(Dated 09/30/2009. Collateralized by JPMorgan Chase & Co. 1.650% due 02/23/2011 valued at $47,083. Repurchase proceeds are $45,700.)

BNP Paribas Bank
0.040% due 10/01/2009	23,900	23,900
(Dated 09/30/2009. Collateralized by Freddie Mac 0.086% due 06/01/2010 valued at $24,351. Repurchase proceeds are $23,900.)

Credit Suisse Securities (USA) LLC
0.020% due 10/01/2009	25,000	25,000
(Dated 09/30/2009. Collateralized by U.S. Treasury Bonds 4.500% due 08/15/2039 valued at $25,558. Repurchase proceeds are $25,000.)

Deutsche Bank AG
0.030% due 10/01/2009	28,400	28,400
(Dated 09/30/2009. Collateralized by U.S. Treasury Inflation Protected Securities 1.750% due 01/15/2028 valued at $29,002. Repurchase proceeds are $28,400.)

JPMorgan Chase Bank N.A.
0.040% due 10/01/2009	62,700	62,700
(Dated 09/30/2009. Collateralized by Fannie Mae 2.178% due 04/23/2012 valued at $6,842 and Freddie Mac 2.170% - 2.230% due 04/23/2012 - 05/07/2012 valued at $57,143. Repurchase proceeds are $62,700.)
0.060% due 10/01/2009	45,700	45,700
(Dated 09/30/2009. Collateralized by Fannie Mae 6.000% due 07/01/2037 valued at $46,322. Repurchase proceeds are $45,700.)

		306,400

U.S. TREASURY BILLS 0.6%
0.196% due 10/22/2009	3,600	3,600

Total Short-Term Instruments (Cost $432,686)		432,739

Total Investments 98.3% (Cost $568,505)		$568,550

Other Assets and Liabilities (Net) 1.7%		10,038

Net Assets 100.0%		$578,588

See Accompanying Notes	Semiannual Report	September 30, 2009	119

Schedule of Investments  Short-Term Floating NAV Portfolio II  (Cont.)

Notes to Schedule of Investments (amounts in thousands*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Fair Value Measurements +

The following is a summary of the fair valuations according to the inputs used as of September 30, 2009 in valuing the Portfolio’s assets and liabilities:

Category ++	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 09/30/2009
Corporate Bonds & Notes	$0	$41,940	$0	$41,940
U.S. Government Agencies	0	89,887	0	89,887
Asset-Backed Securities	0	3,984	0	3,984
Short-Term Instruments	0	432,739	0	432,739

Investments, at value	$0	$568,550	$0	$568,550

+	See note 2 in the Notes to Financial Statements for additional information.
++	Refer to the Schedule of Investments for additional information.

120	PIMCO Funds	Private Account Portfolio Series	See Accompanying Notes

Schedule of Investments U.S. Government Sector Portfolio	(Unaudited) September 30, 2009

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CORPORATE BONDS & NOTES 14.7%

BANKING & FINANCE 13.6%

Bank of America Corp.
0.591% due 11/06/2009	$20,000	$20,000

Bear Stearns Cos. LLC
0.650% due 08/15/2011	100	100

Citibank N.A.
1.875% due 05/07/2012	100,000	100,731

Citigroup, Inc.
2.125% due 04/30/2012	100,000	101,483

General Electric Capital Corp.
1.239% due 12/09/2011	75,000	76,614

Goldman Sachs Group, Inc.
0.583% due 06/28/2010	11,600	11,620
0.959% due 10/07/2011	2,000	1,976

Governor & Co. of the Bank of Ireland
0.342% due 12/18/2009	5,500	5,492

HSBC Finance Corp.
0.380% due 03/12/2010	8,100	8,074
0.564% due 10/21/2009	18,600	18,600

JPMorgan Chase & Co.
0.684% due 01/17/2011	400	400

Kreditanstalt fuer Wiederaufbau
3.500% due 03/10/2014	200	208

Merrill Lynch & Co., Inc.
0.692% due 02/05/2010	100	100

Morgan Stanley
0.760% due 01/18/2011	100	99
2.550% due 05/14/2010	200	202

New York Community Bank
3.000% due 12/16/2011	20,000	20,606

Regions Bank
3.250% due 12/09/2011	45,000	46,844

SMFG Preferred Capital USD 3 Ltd.
9.500% due 07/29/2049	39,600	43,977

SunTrust Bank
3.000% due 11/16/2011	45,000	46,617

U.S. Trade Funding Corp.
4.260% due 11/15/2014	7,509	8,041

		511,784

INDUSTRIALS 0.5%

CVS Caremark Corp.
0.661% due 06/01/2010	14,100	14,113

Totem Ocean Trailer Express, Inc.
4.514% due 12/18/2019	525	561

Yum! Brands, Inc.
6.875% due 11/15/2037	3,000	3,334

		18,008

UTILITIES 0.6%

AT&T, Inc.
0.572% due 02/05/2010	5,300	5,305

BellSouth Corp.
4.950% due 04/26/2021	16,600	16,972

Ohio Power Co.
0.467% due 04/05/2010	2,400	2,397

		24,674

Total Corporate Bonds & Notes (Cost $540,617)		554,466

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MUNICIPAL BONDS & NOTES 0.1%

Iowa State Tobacco Settlement Authority Revenue Bonds, Series 2005
6.500% due 06/01/2023	$2,400	$1,871

Los Angeles, California Unified School District General Obligation Bonds, (NPFGC Insured), Series 2007
4.500% due 07/01/2025	2,020	2,041

New York State Port Authority of New York & New Jersey Revenue Bonds, Series 2008
5.250% due 09/15/2023	1,100	1,195

Total Municipal Bonds & Notes (Cost $5,351)		5,107

U.S. GOVERNMENT AGENCIES 37.7%

Egypt Government AID Bond
4.450% due 09/15/2015	35,000	37,282

Fannie Mae
0.306% due 12/25/2036	3,609	3,409
0.366% due 03/25/2034	1,674	1,527
0.376% due 03/25/2036	2,783	2,454
0.466% due 07/25/2032	922	832
0.486% due 06/25/2033	1,378	1,313
0.506% due 06/25/2032	2	2
0.566% due 03/25/2032	665	607
0.586% due 11/25/2032	11	7
0.596% due 05/25/2042	818	732
0.731% due 08/25/2021- 03/25/2022	121	120
0.881% due 08/25/2022	34	33
0.981% due 04/25/2022	53	53
1.146% due 04/25/2032	892	893
1.750% due 03/23/2011	360,000	365,557
2.251% due 02/01/2041- 10/01/2044	16,600	16,537
2.451% due 11/01/2030	2	2
2.849% due 11/01/2020	27	27
2.925% due 03/01/2018	24	24
2.998% due 11/01/2035	1,307	1,320
3.046% due 11/01/2035	2,782	2,810
3.117% due 06/01/2032	4	4
3.250% due 05/01/2022	13	14
3.305% due 05/01/2032	15	15
3.341% due 06/01/2021	2,005	2,004
3.415% due 09/01/2032	7	7
3.436% due 09/01/2031	91	94
3.518% due 01/01/2029	27	27
3.572% due 08/01/2036	885	910
3.597% due 03/01/2026	21	21
3.631% due 05/01/2025	17	17
3.757% due 07/01/2018	508	510
3.824% due 12/01/2022	44	44
4.250% due 09/01/2017- 01/01/2018	41	41
4.328% due 12/01/2032	9	9
4.386% due 10/01/2032	52	53
4.500% due 04/25/2016 - 10/01/2024	20,215	20,829
4.525% due 12/01/2031	11	11
4.650% due 08/01/2014	30	30
4.747% due 03/01/2035	3,124	3,246
4.754% due 12/01/2029	10	10
4.772% due 09/01/2028	37	38
4.970% due 02/01/2026	13	13
4.972% due 08/01/2028	13	14
4.992% due 09/01/2033	5	5
5.000% due 01/25/2017 - 10/01/2039	7,126	7,390
5.000% due 02/01/2038 (e)	19,037	19,736
5.105% due 01/01/2018	40	40
5.119% due 12/01/2029	8	8

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.125% due 09/01/2022	$5	$5
5.164% due 01/01/2036	5,432	5,645
5.344% due 12/01/2029	26	27
5.347% due 10/01/2025	39	39
5.401% due 06/01/2025	19	20
5.466% due 12/01/2035	766	794
5.500% due 01/01/2027 - 12/01/2038	99,166	103,816
5.500% due 05/01/2038 - 11/01/2038 (e)	33,147	34,728
5.537% due 09/01/2026	790	788
5.650% due 11/01/2014	21	22
5.800% due 02/09/2026	30,000	31,076
5.950% due 02/25/2044	4,992	5,327
6.000% due 05/01/2037- 10/01/2039	3,857	4,080

Farmer Mac
7.337% due 07/25/2011	1,648	1,604

Federal Home Loan Bank
4.625% due 09/11/2020	30,800	31,524
6.640% due 12/13/2016	75	90

Freddie Mac
0.000% due 12/11/2025	9,084	4,159
0.402% due 08/05/2011	289,730	289,611
0.486% due 07/25/2031	624	562
0.593% due 12/15/2030 - 06/15/2031	2,483	2,460
0.643% due 11/15/2016 - 03/15/2017	3,678	3,655
0.743% due 06/15/2030 - 12/15/2032	916	905
0.793% due 06/15/2031	276	273
0.950% due 02/15/2027	25	25
2.251% due 10/25/2044 - 02/25/2045	7,903	7,671
2.451% due 07/25/2044	3,997	3,928
3.083% due 05/01/2032	20	20
3.161% due 04/01/2027	19	19
3.231% due 08/01/2031	3	3
3.455% due 07/01/2029	21	22
3.489% due 03/01/2025	2	2
3.537% due 02/01/2032	8	8
3.587% due 08/01/2019	46	46
3.685% due 07/01/2020	168	169
3.913% due 02/01/2024	46	47
3.934% due 02/01/2032	22	23
4.000% due 10/15/2023	8	8
4.067% due 02/01/2018	51	51
4.131% due 02/01/2025	12	12
4.250% due 05/22/2013 - 02/15/2025	2,481	2,512
4.365% due 12/01/2031	8	9
4.500% due 07/06/2010 - 09/15/2035	23,094	23,145
4.560% due 01/01/2032	43	44
4.593% due 08/01/2020	35	36
4.649% due 02/01/2035	5,854	6,126
4.712% due 06/01/2035 (e)	14,728	15,265
4.998% due 10/01/2031	9	9
5.000% due 01/15/2018 - 01/15/2034	26,620	27,632
5.084% due 03/01/2035	360	378
5.400% due 03/17/2021	500	549
5.500% due 08/15/2030 - 08/01/2038	12,342	13,001
6.500% due 10/25/2043	1,691	1,826

Ginnie Mae
4.125% due 10/20/2023 - 10/20/2024	133	136
4.250% due 02/20/2030	1,715	1,753
4.375% due 04/20/2023 - 04/20/2032	1,632	1,671

See Accompanying Notes	Semiannual Report	September 30, 2009	121

Schedule of Investments  U.S. Government Sector Portfolio  (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.625% due 07/20/2025 - 08/20/2026	$982	$1,006
5.000% due 05/20/2034	27,733	27,752
8.500% due 03/20/2025	70	78

Israel Government AID Bond
0.000% due 11/01/2024	178,000	85,242
5.500% due 09/18/2023	61,330	66,768
5.500% due 04/26/2024	13,775	14,881

Small Business Administration
0.875% due 05/25/2021 - 01/25/2022	747	741
1.000% due 03/25/2025 - 07/25/2025	601	598
1.100% due 01/25/2019 - 11/25/2024	848	844
4.500% due 03/01/2023	899	937
4.760% due 09/01/2025	24,697	26,048
4.770% due 04/01/2024	7,207	7,592
4.875% due 09/10/2013	1,072	1,112
4.930% due 01/01/2024	5,624	5,945
5.136% due 08/10/2013	7,314	7,663
5.240% due 08/01/2023	3,620	3,808
7.060% due 11/01/2019	970	1,054
7.220% due 11/01/2020	972	1,065
7.449% due 08/01/2010	109	112
8.017% due 02/10/2010	587	600

Tennessee Valley Authority
5.500% due 06/15/2038	35,000	38,157

U.S. Department of Housing and Urban Development
4.930% due 08/01/2014	4,000	4,356
5.190% due 08/01/2016	5,000	5,376

Total U.S. Government Agencies (Cost $1,392,100)		1,419,772

U.S. TREASURY OBLIGATIONS 30.4%

U.S. Treasury Bonds
4.250% due 05/15/2039 (d)	40,000	41,406
4.500% due 05/15/2038	31,942	34,398
4.500% due 08/15/2039	318,600	343,690
6.125% due 11/15/2027 (e)	100,000	127,094
6.250% due 08/15/2023	86,000	107,876
8.000% due 11/15/2021	53,000	75,061
8.125% due 08/15/2019	75,000	104,555

U.S. Treasury Notes
0.875% due 04/30/2011 (e)	6,551	6,572
2.375% due 08/31/2014	249,000	250,070
2.625% due 06/30/2014 (e)	11,800	12,017
4.000% due 08/15/2018 (e)	25,900	27,359

U.S. Treasury Strips
0.000% due 02/15/2031	28,000	11,246

Total U.S. Treasury Obligations (Cost $1,121,929)		1,141,344

MORTGAGE-BACKED SECURITIES 15.2%

Banc of America Funding Corp.
4.568% due 02/20/2036	34,070	30,054

Banc of America Mortgage Securities, Inc.
6.500% due 09/25/2033	748	710

Bear Stearns Adjustable Rate Mortgage Trust
3.273% due 11/25/2034	3,843	3,715
4.616% due 01/25/2034	825	749
4.617% due 10/25/2035	10,828	10,647
4.625% due 10/25/2035	12,540	10,889
5.117% due 04/25/2033	565	543
5.273% due 02/25/2033	114	110
5.348% due 04/25/2033	53	53
5.427% due 04/25/2033	716	700

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Bear Stearns Alt-A Trust
0.406% due 02/25/2034	$5,062	$3,566
5.490% due 09/25/2035	15,144	9,609
5.654% due 11/25/2036	41,510	25,078
5.667% due 11/25/2036	31,038	18,647

Bear Stearns Commercial Mortgage Securities
6.440% due 06/16/2030	94	94

Bear Stearns Mortgage Funding Trust
0.316% due 02/25/2037	4,142	3,533

CBA Commercial Small Balance Commercial Mortgage
0.526% due 12/25/2036	3,480	2,363

CC Mortgage Funding Corp.
0.376% due 05/25/2048	8,304	2,811
0.496% due 08/25/2035	1,722	748

Citigroup Mortgage Loan Trust, Inc.
2.850% due 12/25/2035	3,304	2,865
4.700% due 12/25/2035	24,517	20,980
4.900% due 10/25/2035	49,463	39,164

Countrywide Alternative Loan Trust
0.326% due 09/20/2046	1,112	1,099
0.406% due 02/25/2047	1,503	739
0.426% due 02/20/2047	12,583	5,974
0.426% due 05/25/2047	9,395	4,223
0.446% due 05/25/2036	928	453
0.456% due 05/25/2035	1,978	1,049
0.456% due 03/20/2046	9,771	4,848
0.526% due 12/25/2035	784	420
1.901% due 02/25/2036	927	484
4.500% due 06/25/2035	86	85
5.500% due 03/25/2036	6,685	5,308

Countrywide Home Loan Mortgage Pass-Through Trust
0.476% due 05/25/2035	3,255	1,727
0.536% due 04/25/2035	720	376
0.576% due 02/25/2035	2,054	1,195
0.586% due 02/25/2035	1,220	715
0.586% due 06/25/2035	317	216
3.611% due 04/25/2035	1,102	459
3.981% due 08/25/2034	4,795	3,460
5.765% due 09/20/2036	14,987	8,732

CS First Boston Mortgage Securities Corp.
2.799% due 05/25/2032	56	55
3.920% due 06/25/2032	53	49

Deutsche ALT-A Securities, Inc. Alternate Loan Trust
0.316% due 01/25/2047	891	839
0.326% due 02/25/2037	1,008	960

Downey Savings & Loan Association Mortgage Loan Trust
0.506% due 08/19/2045	1,694	894

First Republic Mortgage Loan Trust
0.493% due 11/15/2030	699	661
0.726% due 06/25/2030	614	565

GMAC Commercial Mortgage Securities, Inc.
6.957% due 09/15/2035	398	413

Greenpoint Mortgage Funding Trust
0.326% due 10/25/2046	7,047	5,581
0.326% due 01/25/2047	6,600	5,277
0.466% due 06/25/2045	1,600	817

GS Mortgage Securities Corp. II
0.344% due 03/06/2020	10,080	9,284

GSR Mortgage Loan Trust
4.827% due 04/25/2036	10,331	7,941

GSRPM Mortgage Loan Trust
0.946% due 01/25/2032	225	149

Harborview Mortgage Loan Trust
0.336% due 01/19/2038	1,826	1,735
0.376% due 04/19/2038	4,045	1,870

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.466% due 05/19/2035	$4,106	$2,186
0.616% due 02/19/2034	1,118	896

Impac CMB Trust
1.246% due 07/25/2033	198	152

Impac Secured Assets CMN Owner Trust
0.326% due 01/25/2037	1,581	1,155

Indymac Index Mortgage Loan Trust
0.336% due 11/25/2046	2,859	2,593
0.566% due 02/25/2035	6,203	3,288

JPMorgan Mortgage Trust
4.493% due 07/25/2035	34,019	31,134
5.005% due 07/25/2035	4,640	3,893
5.334% due 02/25/2036	8,732	7,982

Lehman Brothers Floating Rate Commercial Mortgage Trust
0.323% due 09/15/2021	2,394	2,133

MASTR Adjustable Rate Mortgages Trust
0.356% due 05/25/2047	31	31
3.665% due 05/25/2034	557	475

MASTR Asset Securitization Trust
4.500% due 03/25/2018	1,154	1,146
5.500% due 09/25/2033	895	883

Mellon Residential Funding Corp.
0.593% due 11/15/2031	2,659	1,993
0.683% due 12/15/2030	3,024	2,590

Merrill Lynch Floating Trust
0.313% due 06/15/2022	3,546	2,722

Merrill Lynch Mortgage Investors, Inc.
4.910% due 12/25/2032	414	389

Morgan Stanley Capital I
0.304% due 10/15/2020	11,869	9,095
4.490% due 01/13/2041	350	356

Prime Mortgage Trust
5.000% due 02/25/2019	2,518	2,463

Residential Accredit Loans, Inc.
0.546% due 08/25/2035	3,053	1,636
0.646% due 01/25/2033	1,444	1,334
0.646% due 03/25/2033	4,518	3,822
2.261% due 09/25/2045	1,262	686

Residential Asset Mortgage Products, Inc.
5.000% due 09/25/2034	431	422
8.500% due 10/25/2031	1,297	1,158

Residential Funding Mortgage Securities I
6.500% due 03/25/2032	171	173

Sequoia Mortgage Trust
0.596% due 10/19/2026	2,428	1,919
0.596% due 07/20/2033	3,295	2,772
0.716% due 07/20/2033	2,317	1,377

Structured Adjustable Rate Mortgage Loan Trust
2.451% due 01/25/2035	1,025	499

Structured Asset Mortgage Investments, Inc.
0.316% due 08/25/2036	1,015	989
0.346% due 09/25/2047	1,204	1,120
0.436% due 06/25/2036	842	403
0.466% due 05/25/2036	38,914	18,195
0.596% due 03/19/2034	1,077	698
0.826% due 07/19/2034	559	410

Structured Asset Securities Corp.
0.296% due 05/25/2036	1,232	1,164
3.832% due 10/25/2035	2,850	1,736

TBW Mortgage-Backed Pass-Through Certificates
0.346% due 09/25/2036	36	35
0.356% due 01/25/2037	2,513	2,303

Thornburg Mortgage Securities Trust
0.346% due 03/25/2037	14,577	13,097

122	PIMCO Funds	Private Account Portfolio Series	See Accompanying Notes

(Unaudited) September 30, 2009

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.356% due 11/25/2046	$10,912	$10,323
0.366% due 09/25/2046	14,110	13,511

Wachovia Bank Commercial Mortgage Trust
0.333% due 09/15/2021	30,677	22,915

WaMu Mortgage Pass-Through Certificates
0.476% due 04/25/2045	4,950	3,112
0.506% due 11/25/2045	3,429	2,058
0.516% due 12/25/2045	2,029	1,195
0.536% due 10/25/2045	4,068	2,202
0.786% due 12/25/2027	7,877	5,563
1.631% due 01/25/2047	2,752	1,293
1.711% due 12/25/2046	5,411	2,576
1.881% due 06/25/2046	7,549	3,960
1.901% due 02/25/2046	5,634	2,889
2.101% due 11/25/2042	1,311	813
2.301% due 06/25/2042	1,029	794
2.304% due 05/25/2041	528	480
2.401% due 11/25/2046	2,300	1,555
2.723% due 02/27/2034	1,356	1,259
2.973% due 05/25/2046	1,380	592
3.099% due 07/25/2046	13,346	7,775
3.099% due 08/25/2046	33,859	19,345
3.099% due 09/25/2046	5,604	2,918
3.099% due 10/25/2046	2,878	1,545
3.099% due 12/25/2046	3,076	1,619
3.708% due 03/25/2034	597	556

Washington Mutual MSC Mortgage Pass-Through Certificates
3.665% due 05/25/2033	122	90
4.661% due 02/25/2033	5	4
4.665% due 02/25/2033	68	63

Wells Fargo Mortgage-Backed Securities Trust
3.295% due 09/25/2034	3,255	3,165
3.887% due 07/25/2035	6,633	6,314
4.475% due 11/25/2033	473	453
4.948% due 03/25/2036	64,097	49,023

Total Mortgage-Backed Securities (Cost $790,491)		569,743

ASSET-BACKED SECURITIES 4.5%

Accredited Mortgage Loan Trust
0.296% due 02/25/2037	1,661	1,593

ACE Securities Corp.
0.296% due 08/25/2036	1,048	831

Asset-Backed Funding Certificates
0.596% due 06/25/2034	8,073	5,293

Asset-Backed Securities Corp. Home Equity
0.296% due 12/25/2036	305	284
0.326% due 05/25/2037	676	562
0.763% due 06/15/2031	486	305
0.783% due 11/15/2031	43	28

Bear Stearns Asset-Backed Securities Trust
0.286% due 02/25/2037	2,646	2,382
0.296% due 11/25/2036	2,110	1,947
0.316% due 12/25/2036	823	742
0.326% due 10/25/2036	1,251	1,136
0.356% due 11/25/2036	6,995	4,780
0.746% due 11/25/2042	3,775	2,981
0.906% due 10/25/2032	142	113

Carrington Mortgage Loan Trust
0.296% due 10/25/2036	1,618	1,550
0.296% due 12/25/2036	1,821	1,544
0.406% due 01/25/2036	1,715	1,648
0.566% due 10/25/2035	1,744	1,573

CIT Group Home Equity Loan Trust
0.516% due 06/25/2033	252	178

Citigroup Mortgage Loan Trust, Inc.
0.286% due 12/25/2036	2,265	1,896

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.306% due 05/25/2037	$1,980	$1,659
0.306% due 07/25/2045	3,848	2,577
0.346% due 10/25/2036	2,825	2,679
0.356% due 08/25/2036	1,498	1,242
0.356% due 03/25/2037	919	692

Conseco Finance Securitizations Corp.
7.970% due 05/01/2032	1,440	1,138

Countrywide Asset-Backed Certificates
0.296% due 07/25/2037	3,712	3,464
0.296% due 12/25/2046	235	232
0.296% due 03/25/2047	362	357
0.296% due 05/25/2047	1,711	1,623
0.306% due 03/25/2037	201	199
0.326% due 10/25/2047	1,181	1,065
0.346% due 09/25/2037	1,172	1,083
0.346% due 09/25/2047	1,800	1,666
0.406% due 02/25/2036	359	343
0.426% due 09/25/2036	3,173	2,357
0.436% due 06/25/2036	2,234	1,637
0.726% due 12/25/2031	197	101

Credit-Based Asset Servicing & Securitization LLC
0.306% due 11/25/2036	1,398	1,015
0.316% due 01/25/2037	2,352	1,265
0.336% due 12/25/2037	608	590

CS First Boston Mortgage Securities Corp.
0.866% due 01/25/2032	126	86

First Franklin Mortgage Loan Asset-Backed Certificates
0.286% due 09/25/2036	1,073	1,053
0.286% due 01/25/2038	1,241	1,184
0.296% due 11/25/2036	6,647	6,541
0.296% due 03/25/2037	6,619	6,251
0.316% due 12/25/2037	637	614
0.616% due 12/25/2034	119	95

Fremont Home Loan Trust
0.296% due 10/25/2036	924	684
0.306% due 01/25/2037	2,343	1,530

GE-WMC Mortgage Securities LLC
0.286% due 08/25/2036	274	172

GSAMP Trust
0.286% due 10/25/2046	393	386
0.316% due 10/25/2036	84	69
0.316% due 12/25/2036	2,596	1,566
0.336% due 11/25/2035	281	36

GSRPM Mortgage Loan Trust
0.626% due 09/25/2042	122	120

HFC Home Equity Loan Asset-Backed Certificates
0.596% due 09/20/2033	1,299	1,150

Home Equity Asset Trust
0.306% due 05/25/2037	953	874
1.166% due 02/25/2033	1	1

HSI Asset Securitization Corp. Trust
0.296% due 10/25/2036	1,938	1,288
0.296% due 12/25/2036	770	692

Indymac Residential Asset-Backed Trust
0.306% due 04/25/2037	963	940
0.326% due 07/25/2037	1,242	1,200
0.376% due 04/25/2047	1,760	1,605

IXIS Real Estate Capital Trust
0.306% due 05/25/2037	59	30

JPMorgan Mortgage Acquisition Corp.
0.296% due 07/25/2036	766	735
0.296% due 08/25/2036	697	679
0.296% due 10/25/2036	4,371	3,992
0.306% due 03/25/2047	1,547	1,064
0.326% due 08/25/2036	227	191
0.326% due 03/25/2037	1,126	929
0.333% due 11/25/2036	211	205

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

LA Arena Funding LLC
7.656% due 12/15/2026	$79	$75

Lehman ABS Mortgage Loan Trust
0.336% due 06/25/2037	1,393	925

Lehman XS Trust
0.326% due 11/25/2046	3,081	2,709
0.366% due 11/25/2036	329	326

Long Beach Mortgage Loan Trust
0.286% due 11/25/2036	924	889
0.306% due 10/25/2036	177	175
0.426% due 08/25/2035	62	61
0.526% due 10/25/2034	1,548	1,184

MASTR Asset-Backed Securities Trust
0.296% due 11/25/2036	802	620
0.306% due 11/25/2036	1,116	1,067
0.326% due 05/25/2037	1,798	1,602

Merrill Lynch First Franklin Mortgage Loan Trust
0.306% due 07/25/2037	2,918	2,715

Merrill Lynch Mortgage Investors, Inc.
0.316% due 07/25/2037	956	916
0.366% due 02/25/2037	1,104	685

Mid-State Trust
7.340% due 07/01/2035	258	237

Morgan Stanley ABS Capital I
0.286% due 10/25/2036	1,583	1,548
0.286% due 01/25/2037	4,880	4,505
0.296% due 09/25/2036	1,037	1,020
0.296% due 10/25/2036	1,039	994
0.296% due 11/25/2036	2,543	2,476
0.306% due 05/25/2037	9,201	7,526

Morgan Stanley Home Equity Loan Trust
0.296% due 12/25/2036	2,105	1,963

Morgan Stanley IXIS Real Estate Capital Trust
0.296% due 11/25/2036	1,172	1,136

Morgan Stanley Mortgage Loan Trust
0.316% due 01/25/2047	3,338	2,882

Nationstar Home Equity Loan Trust
0.306% due 03/25/2037	863	820
0.306% due 06/25/2037	2,561	2,335
0.366% due 04/25/2037	1,208	1,114

New Century Home Equity Loan Trust
0.426% due 05/25/2036	2,022	1,271
0.506% due 06/25/2035	796	640

Option One Mortgage Loan Trust
0.296% due 01/25/2037	1,053	1,033
0.306% due 07/25/2037	1,162	1,034

Park Place Securities, Inc.
0.506% due 09/25/2035	617	395

Popular ABS Mortgage Pass-Through Trust
0.336% due 06/25/2047	2,868	2,517

Renaissance Home Equity Loan Trust
0.746% due 12/25/2033	1,649	1,067
0.946% due 08/25/2032	2	1

Residential Asset Mortgage Products, Inc.
0.316% due 02/25/2037	1,135	1,079
0.346% due 08/25/2046	562	545

Residential Asset Securities Corp.
0.306% due 01/25/2037	2,212	2,070
0.316% due 11/25/2036	473	470
0.316% due 02/25/2037	1,012	955
0.356% due 04/25/2037	1,499	1,309

Salomon Brothers Mortgage Securities VII, Inc.
0.546% due 03/25/2032	81	77
1.146% due 01/25/2032	147	80

See Accompanying Notes	Semiannual Report	September 30, 2009	123

Schedule of Investments  U.S. Government Sector Portfolio  (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Saxon Asset Securities Trust
0.766% due 08/25/2032	$16	$14

SBI HELOC Trust
0.416% due 08/25/2036	980	856

Securitized Asset-Backed Receivables LLC Trust
0.286% due 01/25/2037	2,023	1,777
0.296% due 09/25/2036	332	325
0.306% due 12/25/2036	3,243	1,706
0.326% due 11/25/2036	1,080	471

Soundview Home Equity Loan Trust
0.306% due 11/25/2036	1,411	921
0.326% due 01/25/2037	323	318
0.326% due 06/25/2037	1,989	1,502

Specialty Underwriting & Residential Finance
0.291% due 11/25/2037	392	384
0.306% due 01/25/2038	1,916	1,355

Structured Asset Investment Loan Trust
0.286% due 09/25/2036	377	372
0.296% due 07/25/2036	2,137	2,045

Structured Asset Securities Corp.
0.326% due 01/25/2037	760	698
0.346% due 01/25/2037	1,676	1,029
0.646% due 05/25/2034	487	425

Truman Capital Mortgage Loan Trust
0.586% due 01/25/2034	57	54

WaMu Asset-Backed Certificates
0.296% due 01/25/2037	2,585	1,796

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Wells Fargo Home Equity Trust
0.346% due 03/25/2037	$254	$250

Total Asset-Backed Securities (Cost $201,259)		167,658

SHORT-TERM INSTRUMENTS 5.0%

REPURCHASE AGREEMENTS 0.9%

JPMorgan Chase Bank N.A.
0.030% due 10/01/2009	27,000	27,000
(Dated 09/30/2009. Collateralized by U.S. Treasury Notes 3.125% due 08/31/2013 valued at $27,570. Repurchase proceeds are $27,000.)

State Street Bank and Trust Co.
0.010% due 10/01/2009	5,472	5,472
(Dated 09/30/2009. Collateralized by U.S. Treasury Bills 0.000% due 11/27/2009 valued at $5,584. Repurchase proceeds are $5,472.)

		32,472

U.S. CASH MANAGEMENT BILLS 0.0%
0.175% due 04/01/2010 (c)	340	339

U.S. TREASURY BILLS 0.1%
0.244% due 02/25/2010 - 03/18/2010 (a)(e)	3,730	3,728

SHARES	MARKET VALUE (000S)
SHORT-TERM FLOATING NAV PORTFOLIO (b) 4.0%
15,040,607	$150,602

Total Short-Term Instruments (Cost $187,140)	187,141

Total Investments 107.6% (Cost $4,238,887)	$4,045,231

Written Options (g) (0.0%) (Premiums $1,200)	(686)

Other Assets and Liabilities (Net) (7.6%)	(284,223)

Net Assets 100.0%	$3,760,322

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Coupon represents a weighted average rate.
(b)	Affiliated to the Portfolio.
(c)	Securities with an aggregate market value of $339 have been pledged as collateral for delayed-delivery securities on September 30, 2009.
(d)	The average amount of borrowings while outstanding during the period ended September 30, 2009 was $159,327 at a weighted average interest rate of 0.154%. On September 30, 2009, securities valued at $41,406 were pledged as collateral for reverse repurchase agreements.
(e)	Securities with an aggregate market value of $47,059 have been pledged as collateral for the following open futures contracts on September 30, 2009:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation
90-Day Eurodollar December Futures	Long	12/2009	20,165	$82,719
90-Day Eurodollar December Futures	Long	12/2010	5,297	2,693
90-Day Eurodollar June Futures	Long	06/2010	4,002	6,885
90-Day Eurodollar March Futures	Long	03/2010	8,654	56,069
90-Day Eurodollar September Futures	Long	09/2010	99	21
U.S. Treasury 2-Year Note December Futures	Long	12/2009	10,544	2,322
U.S. Treasury 5-Year Note December Futures	Long	12/2009	4,701	7,840

				$158,549

(f)	Swap agreements outstanding on September 30, 2009:

Credit Default Swaps on Corporate, Sovereign, and U.S. Municipal Issues - Sell Protection (1)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at September 30, 2009 (2)	Notional Amount (3)	Market Value	Upfront Premiums Paid/(Received)	Unrealized (Depreciation)
General Electric Capital Corp.	BCLY	1.020%	09/20/2010	1.492%	$3,640	$(15)	$0	$(15)
General Electric Capital Corp.	BCLY	0.935%	12/20/2010	1.504%	3,000	(20)	0	(20)
General Electric Capital Corp.	BNP	1.100%	12/20/2009	1.471%	1,500	(1)	0	(1)
General Electric Capital Corp.	CITI	1.120%	12/20/2010	1.504%	1,800	(8)	0	(8)
General Electric Capital Corp.	GSC	0.830%	12/20/2009	1.471%	1,500	(2)	0	(2)

						$(46)	$0	$(46)

(1)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

124	PIMCO Funds	Private Account Portfolio Series	See Accompanying Notes

(Unaudited) September 30, 2009

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, U.S. municipal issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount	Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation
Pay	3-Month USD-LIBOR	5.000%	12/20/2009	UBS	$470,000	$10,669	$(4,145)	$14,814
Pay	3-Month USD-LIBOR	3.150%	12/17/2010	RBS	3,058,000	111,605	0	111,605
Pay	3-Month USD-LIBOR	4.000%	12/16/2014	RBS	373,600	20,856	14,837	6,019

						$143,130	$10,692	$132,438

(g)	Written options outstanding on September 30, 2009:

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Premium	Market Value
Put - OTC 7-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	6.000%	08/31/2010	$13,500	$106	$63
Put - OTC 7-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Pay	6.000%	08/31/2010	92,700	766	430
Put - OTC 7-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	6.000%	08/31/2010	41,600	328	193

							$1,200	$686

Transactions in written call and put options for the period ended September 30, 2009:

	Notional Amount	Premium
Balance at 03/31/2009	$838,084	$27,049
Sales	389,600	1,672
Closing Buys	(839,184)	(27,058)
Expirations	(240,700)	(463)
Exercised	0	0

Balance at 09/30/2009	$147,800	$1,200

(h)	Short sales outstanding on September 30, 2009:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Market Value
Fannie Mae	5.000%	10/01/2039	$8,600	$8,781	$8,884
Fannie Mae	5.000%	11/01/2039	8,600	8,844	8,851
Fannie Mae	6.000%	10/01/2039	1,000	1,051	1,055
Fannie Mae	6.000%	11/01/2039	2,400	2,518	2,524

				$21,194	$21,314

(i)	Fair Value Measurements +

The following is a summary of the fair valuations according to the inputs used as of September 30, 2009 in valuing the Portfolio's assets and liabilities:

Category ++	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 09/30/2009
Corporate Bonds & Notes	$0	$554,466	$0	$554,466
U.S. Government Agencies	0	1,418,168	1,604	1,419,772
U.S. Treasury Obligations	0	1,141,344	0	1,141,344
Mortgage-Backed Securities	0	565,644	4,099	569,743
Other Investments +++	150,602	209,304	0	359,906

Investments, at value	$150,602	$3,888,926	$5,703	$4,045,231

Short Sales, at value	$0	$(21,314)	$0	$(21,314)

Financial Derivative Instruments ++++	$158,549	$131,706	$0	$290,255

Total	$309,151	$3,999,318	$5,703	$4,314,172

See Accompanying Notes	Semiannual Report	September 30, 2009	125

Schedule of Investments  U.S. Government Sector Portfolio  (Cont.)

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio during the period ending September 30, 2009:

Category ++	Beginning Balance at 03/31/2009	Net Purchases/ (Sales)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)	Net Transfers In/ (Out) of Level 3	Ending Balance at 09/30/2009	Net Change in Unrealized Appreciation/ (Depreciation) on investments held at 09/30/2009
U.S. Government Agencies	$1,751	$(102)	$0	$0	$(45)	$0	$1,604	$(46)
Mortgage-Backed Securities	0	(779)	6	0	1,222	3,650	4,099	837
Other Investments +++	71	(15)	0	0	(3)	(53)	0	0

Investments, at value	$1,822	$(896)	$6	$0	$1,174	$3,597	$5,703	$791

+	See note 2 in the Notes to Financial Statements for additional information.
++	Refer to the Schedule of Investments for additional information.
+++	Sum of all other categories each of which individually has an aggregate market value of less than 5% of net assets.
++++	Financial derivative instruments may include open futures contracts, swap contracts, written options, and foreign currency contracts.

(j)	Fair Value of Derivative Instruments ^

The following is a summary of the fair valuations of the Portfolio's derivative instruments categorized by risk exposure:

Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of September 30, 2009:

	Derivatives not accounted for as hedging instruments
	Interest rate contracts	Foreign exchange contracts	Credit contracts	Equity contracts	Other contracts	Total
Assets:
Variation margin receivable ^^	$158,549	$0	$0	$0	$0	$158,549
Unrealized appreciation on swap agreements	132,438	0	0	0	0	132,438

	$290,987	$0	$0	$0	$0	$290,987

Liabilities:
Written options outstanding	$686	$0	$0	$0	$0	$686
Unrealized depreciation on swap agreements	0	0	46	0	0	46

	$686	$0	$46	$0	$0	$732

The Effect of Derivative Instruments on the Statement of Operations for the Six Months Ended September 30, 2009:

	Derivatives not accounted for as hedging instruments
	Interest rate contracts	Foreign exchange contracts	Credit contracts	Equity contracts	Other contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result from Operations:
Net realized (loss) on investments (purchased options)	$(9,270)	$0	$0	$0	$0	$(9,270)
Net realized gain on futures contracts, written options and swaps	308,893	0	48	0	0	308,941

	$299,623	$0	$48	$0	$0	$299,671

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result from Operations:
Net change in unrealized (depreciation) on investments (purchased options)	$(69,452)	$0	$0	$0	$0	$(69,452)
Net change in unrealized appreciation (depreciation) on futures contracts, written options and swaps	(78,506)	0	1,273	0	0	(77,233)

	$(147,958)	$0	$1,273	$0	$0	$(146,685)

^	See note 2 in the Notes to Financial Statements for additional information.
^^	The Fair Values of Derivative Instruments may include cumulative appreciation/depreciation of futures contracts as reported in the Notes to Schedule of Investments. Only current day's variation margin is reported within the Statement of Assets and Liabilities.

126	PIMCO Funds	Private Account Portfolio Series	See Accompanying Notes

Notes to Financial Statements	(Unaudited) September 30, 2009

1.  ORGANIZATION

PIMCO Funds (the “Trust”) was established as a Massachusetts business trust on February 19, 1987. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the 14 portfolios (the “Portfolios”) offered by the Trust.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Determination of Net Asset Value  The Net Asset Value (“NAV”) of a Portfolio’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open. Information that becomes known to a Portfolio or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

(b) Investment Valuation  For purposes of calculating the NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services.

Domestic and foreign fixed income securities and non-exchange traded derivatives are normally valued on the basis of quotes obtained from brokers and dealers or pricing services. Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair value. Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange. With respect to any portion of a Portfolio’s assets that are invested in one or more open-end management investment companies, a Portfolio’s NAV will be calculated based upon the NAVs of such investments. A Portfolio will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of a Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the NAV may change on days when an investor is not able to purchase, redeem or exchange shares.

Securities and other assets for which market quotes are not readily available are valued at fair value as determined in good faith by the Board of Trustees or persons acting at their direction. The Board of Trustees has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the investment adviser, Pacific Investment Management Company LLC (“PIMCO”) the responsibility for applying the valuation methods. For instance, certain securities or investments for which daily market quotes are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to other securities or indices. In the event that market quotes are not readily available, and the security or asset cannot be valued pursuant to one of the valuation methods, the value of the security or asset will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of a Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. The Board of Trustees has delegated to PIMCO the responsibility for monitoring significant events that may materially affect the values of a Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events.

When a Portfolio uses fair value pricing to determine its NAV, securities will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board of Trustees or persons acting at their direction believe accurately reflects fair value. Fair value pricing may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of a Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board of Trustees or persons acting at their direction would accurately reflect the price that a Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Portfolio may differ from the value that would be realized if the securities were sold.

U.S. GAAP defines fair value as the price that a Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes and requires disclosure of a fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Levels 1, 2, and 3). Categorization of fair value measurements is determined by the nature of the inputs as follows: inputs using quoted prices in active markets for identical assets or liabilities (“Level 1”), significant other observable inputs (“Level 2”), and significant unobservable inputs (“Level 3”). Valuation levels are not necessarily an indication of the risk associated with investing in those securities. For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in/out of the Level 3 category during the period. In accordance with the requirements of U.S. GAAP, a fair value hierarchy and Level 3 reconciliation have been included in the Notes to the Schedule of Investments for each respective Portfolio.

(c) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the

Semiannual Report	September 30, 2009	127

Notes to Financial Statements   (Cont.)

ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statements of Operations.

(d) Cash and Foreign Currency  The functional and reporting currency for the Portfolios is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. Dollars based on the current exchange rates each business day. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not segregated on the Statements of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

(e) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, of each Portfolio, except the Short-Term Floating NAV Portfolio and the Short-Term Floating NAV Portfolio II, are declared and distributed to shareholders quarterly. Dividends from net investment income, if any, of the Short-Term Floating NAV Portfolio and the Short-Term Floating NAV Portfolio II are declared daily and distributed to shareholders monthly. Net realized capital gains earned by each Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may change the fiscal year when income and capital items are recognized for tax and U.S. GAAP purposes. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of mortgage paydowns, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income and realized capital gain reported on each Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(f) Statement of Cash Flows  U.S. GAAP requires entities providing financial statements that report both a financial position and results of operations to also provide a statement of cash flows for each period for which results of operations are provided, but exempts investment companies meeting certain conditions. One of the conditions is that the enterprise had little or no debt, based on the average debt outstanding during the period, in relation to average total assets. Portfolios with certain degrees of borrowing activity, typically through the use of reverse repurchase agreements, have been determined to be at a level requiring a Statement of Cash Flows. Statements of Cash Flows have been prepared using the indirect method which requires net investment income to be adjusted to reconcile to net cash flow from operating activities.

3.  SECURITIES AND OTHER INVESTMENTS

(a) Delayed-Delivery Transactions  Certain Portfolios may purchase or sell securities on a delayed-delivery basis. These transactions involve a commitment by a Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, a Portfolio will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed-delivery basis, a Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. A Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery securities before they are delivered, which may result in a capital gain or loss. When a Portfolio has sold a security on a delayed-delivery basis, a Portfolio does not participate in future gains and losses with respect to the security.

(b) Inflation-Indexed Bonds  Certain Portfolios may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statements of Operations, even though investors do not receive their principal until maturity.

(c) Loan Participations and Assignments  Certain Portfolios may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. A Portfolio’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. A Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. A Portfolio generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, a Portfolio may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When a Portfolio purchases assignments from lenders it acquires direct rights against the borrower of the loan. Certain Portfolios may also enter into unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities, which may obligate Portfolios to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the notional loan amounts will never be utilized by the borrower. When investing in a loan participation, a Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of payments by the lender from the borrower. A Portfolio may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a floating rate loan. In certain circumstances, a Portfolio may receive a prepayment penalty fee upon the prepayment of a floating rate loan by a borrower. Fees earned/paid are recorded as a component of interest income or interest expense on the Statements of Operations.

(d) Mortgage-Related and Other Asset-Backed Securities  Certain Portfolios may invest in mortgage-related and other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities, stripped mortgage-backed securities, asset-backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable

128	PIMCO Funds	Private Account Portfolio Series

(Unaudited) September 30, 2009

from, mortgage loans on real property. Mortgage-related and other asset-backed securities are interests in pools of loans or other receivables. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment which consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. The rate of pre-payments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the United States Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

Collateralized Mortgage Obligations (“CMOs”) are debt obligations of a legal entity that is collateralized by mortgages and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including pre-payments. Commercial Mortgage-Backed Securities (“CMBS”) include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in CMBS reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. CMOs and CMBS may be less liquid and may exhibit greater price volatility than other types of mortgage- or asset-backed securities.

Stripped Mortgage-Backed Securities (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statements of Operations. Because little to no principal will be received at the maturity of an IO, adjustments are made to the book value of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statements of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Collateralized Debt Obligations (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Portfolio invests. CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) a Portfolio may invest in CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

(e) Payment In-Kind Securities  Certain Portfolios may invest in payment in-kind securities. Payment in-kind securities (“PIKs”) give the issuer the option at each interest payment date of making interest payments in either cash or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds include the accrued interest (referred to as a dirty price) and require a pro-rata adjustment from interest receivable to the unrealized appreciation or depreciation on investment on the Statements of Assets and Liabilities.

(f) Repurchase Agreements  Each Portfolio may engage in repurchase transactions. Under the terms of a typical repurchase agreement, a Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and a Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset in the Statements of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statements of Operations. In periods of increased demand for collateral, a Portfolio may pay a fee for receipt of collateral, which may result in interest expense to the Portfolio. Generally, in the event of counterparty default, a Portfolio has the right to use the collateral to offset losses incurred. If the counterparty should default, a Portfolio will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

(g) Residual Interest Bonds (“RIBs”)  Certain Portfolios may invest in RIBs, which are created via a master trust agreement between a broker-dealer, acting as trustor and liquidity provider, and an investment bank, acting as trustee and tender agent. The master trust agreement defines the terms for each trust series; with each series being established by the transfer of long-term, fixed-rate municipal bonds (“Fixed Rate Bonds”) to the trustee to be held and provide for the creation, execution and delivery of floater certificates (“Floating Rate Notes”) and RIBs. Floating Rate Notes are liquid notes that are issued with a short-term variable rate typically linked to the weekly SIFMA rate. After interest income is paid on the Floating Rate Notes at current rates, the residual income from the Fixed Rate Bonds is paid to the RIBs. RIBs are issued with a coupon that fluctuates inversely with the Floating Rate Notes’ referenced rate, subject to certain limitations. Therefore, rising short-term rates result in lower income for the RIBs and vice versa.

Floating Rate Notes are generally remarketed to municipal money market funds. RIBs are acquired by either tax-exempt municipal bond funds or trusts, or other parties interested in obtaining potentially higher yielding tax-exempt securities or gaining levered exposure to the municipal bond market. Floating Rate Note holders typically have the option to tender their notes to the liquidity provider for redemption at par at each reset date. The RIBs holders have the option to (i) require the Floating Rate Note holders to tender their notes at par, and (ii) require the liquidity provider to transfer the Fixed Rate Bonds to the RIBs holders. The holders of RIBs bear substantially all of the downside investment risk associated with the underlying Fixed Rate Bonds, and also benefit from a disproportionate amount of the potential appreciation of the underlying Fixed Rate

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Bonds’ value. RIBs may be more volatile and less liquid than other municipal bonds of comparable maturity.

RIBs may be acquired with or without first transferring to the trustor the Fixed Rate Bonds that were utilized to create the trust series. RIBs acquired without a transfer of Fixed Rate Bonds are recognized as purchases of securities as outlined in Note 2(b). U.S. GAAP governs the standards for accounting for securitizations and other transfers of financial assets. If there is a transfer of Fixed Rate Bonds and it meets sale criteria under U.S. GAAP, a Portfolio records a sale of the Fixed Rate Bonds and a purchase of the RIBs. The cash received from the RIBs is then recorded as interest income in the Statements of Operations.

If the transfer of Fixed Rate Bonds does not meet sale criteria under U.S. GAAP, a Portfolio accounts for the transaction described above as a secured borrowing by including the Fixed Rate Bonds in its Schedule of Investments, and recording the Floating Rate Notes as a liability under the caption “Payable for floating rate notes issued” in the Portfolio’s Statements of Assets and Liabilities. In a secured borrowing transaction, cash received from the RIBs is not recorded as interest income. Instead, a Portfolio records interest income related to the Fixed Rate Bonds and interest expense related to the Floating Rate Notes, the net of which is equal to the cash received from the RIBs acquired by the Portfolio. Thus, while a Portfolio’s reported total income, net expenses, and net expense ratio are generally higher for investments in RIBs acquired via a secured borrowing, the method of acquiring RIBs does not result in differences for reported cash flows, NAV or total return.

(h) Restricted Securities  Certain Portfolios may invest in securities that are subject to legal or contractual restrictions on resale. These securities may be sold privately, but are required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted securities outstanding at the period ended September 30, 2009 are disclosed in the Notes to the Schedules of Investments.

(i) Reverse Repurchase Agreements  Certain Portfolios may enter into reverse repurchase agreements. In a reverse repurchase agreement, a Portfolio sells to a financial institution a security that it holds with an agreement to repurchase the same security at an agreed-upon price and date. Securities sold under reverse repurchase agreements are reflected as a liability on the Statements of Assets and Liabilities. Interest payments made are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. A reverse repurchase agreement involves the risk that the market value of the security sold by a Portfolio may decline below the repurchase price of the security. A Portfolio will segregate assets determined to be liquid by the investment adviser or otherwise cover its obligations under reverse repurchase agreements.

(j) Short Sales  Certain Portfolios may enter into short sales transactions. A short sale is a transaction in which a Portfolio sells securities it does not own in anticipation of a decline in the market price of the securities. Securities sold in short sale transactions and the interest payable on such securities, if any, are reflected as a liability on the Statements of Assets and Liabilities. A Portfolio is obligated to deliver securities at the market price at the time the short position is closed. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

(k) U.S. Government Agencies or Government-Sponsored Enterprises  Certain Portfolios may invest in U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. The U.S. Government does not guarantee the net asset value of the Portfolios’ shares. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the United States government; others, such as those of the Federal Home Loan Bank, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the United States Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation the common stock of which is owned entirely by private stockholders. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the United States Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States Government.

On September 6, 2008, the Federal Housing Finance Agency (“FHFA”) placed FNMA and FHMLC into conservatorship. As the conservator, FHFA succeeded to all rights, titles, powers and privileges of FNMA and FHLMC and of any stockholder, officer or director of FNMA and FHLMC with respect to FNMA and FHLMC and the assets of FNMA and FHLMC. FHFA selected a new chief executive officer and chairman of the board of directors for each of FNMA and FHLMC. On September 7, 2008, the U.S. Treasury announced three additional steps taken by it in connection with the conservatorship. First, the U.S. Treasury entered into a Senior Preferred Stock Purchase Agreement with each of FNMA and FHLMC pursuant to which the U.S. Treasury will purchase up to an aggregate of $100 billion of each of FNMA and FHLMC to maintain a positive net worth in each enterprise. This agreement contains various covenants that severely limit each enterprise’s operations. In exchange for entering into these agreements, the U.S. Treasury received $1 billion of each enterprise’s senior preferred stock and warrants to purchase 79.9% of each enterprise’s common stock. Second, the U.S. Treasury announced the creation of a new secured lending facility which is available to each of FNMA and FHLMC as a liquidity backstop. Third, the U.S. Treasury announced the creation of a temporary program to purchase mortgage-backed securities issued by each of FNMA and FHLMC. Both the liquidity backstop and the mortgage-backed securities purchase program are scheduled to expire in December 2009. FNMA and FHLMC are continuing to operate as going concerns while in conservatorship and each remain liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities. The liquidity backstop and the Senior Preferred Stock Purchase Agreement are both intended to enhance each of FNMA’s and FHLMC’s ability to meet its obligations.

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(l) When-Issued Transactions  Certain Portfolios may purchase or sell securities on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. A commitment by a Portfolio is made regarding these transactions to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. A Portfolio may sell when-issued securities before they are delivered, which may result in a capital gain or loss.

4.  FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Portfolios use derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect the Portfolios’ financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Statements of Operations, each categorized by type of derivative contract, are included in a table in the Notes to Schedules of Investments. The derivative instruments outstanding as of period end as disclosed in the Notes to Schedules of Investments and the amounts of realized and changes in unrealized gains and losses on derivative instruments during the period as disclosed in the Statements of Operations serve as indicators of the volume of derivative activity for the Portfolios.

(a) Foreign Currency Contracts  Certain Portfolios may enter into foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of a Portfolio’s securities or as a part of an investment strategy. A foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a foreign currency contract fluctuates with changes in foreign currency exchange rates. Foreign currency contracts are marked to market daily and the change in value is recorded by a Portfolio as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statements of Assets and Liabilities. In addition, a Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective contracts.

(b) Futures Contracts  Certain Portfolios may enter into futures contracts. A Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by a Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, a Portfolio is required to deposit with its futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolio. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statements of Assets and Liabilities.

(c) Options Contracts  Certain Portfolios may write call and put options on futures, swaps (“swaptions”), securities, commodities or currencies it owns or in which it may invest. Writing put options tends to increase a Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease a Portfolio’s exposure to the underlying instrument. When a Portfolio writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statements of Assets and Liabilities. Certain options may be written with premiums to be determined on a future date. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. A Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk a Portfolio may not be able to enter into a closing transaction because of an illiquid market.

Certain Portfolios may also purchase put and call options. Purchasing call options tends to increase a Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease a Portfolio’s exposure to the underlying instrument. A Portfolio pays a premium which is included on the Portfolio’s Statements of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss.

(d) Swap Agreements  Certain Portfolios may invest in swap agreements. Swap agreements are privately negotiated agreements between a Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. A Portfolio may enter into credit default, interest rate and other forms of swap agreements to manage its exposure to credit, currency, interest rate and commodity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon values from third party vendors or quotations from market makers to the extent available and the change in value, if any, is recorded as an unrealized gain or loss on the Statements of Assets and Liabilities. In the event that market quotations are not readily available or deemed unreliable, certain swap agreements may be valued pursuant to guidelines established by the Board of Trustees. In the event that market quotes are not readily available and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO.

Payments received or made at the beginning of the measurement period are reflected as such on the Statements of Assets and Liabilities and represent payments made or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as realized gains or losses on the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statements of Operations. Net periodic payments

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received or paid by a Portfolio are included as part of realized gains or losses on the Statements of Operations.

Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

A Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between a Portfolio and the counterparty and by the posting of collateral to a Portfolio to cover a Portfolio’s exposure to the counterparty.

Credit Default Swap Agreements  Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on credit default swap agreements, a Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, a Portfolio would be subject to investment exposure on the notional amount of the swap.

If a Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If a Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate issues, sovereign issues of an emerging country or U.S. municipal issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). A Portfolio may use credit default swaps on corporate issues, sovereign issues of an emerging country or U.S. municipal issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on asset-backed securities involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. Unlike credit default swaps on corporate issues, sovereign issues of an emerging country or U.S. municipal issues, deliverable obligations in most instances would be limited to the specific referenced obligation as performance for asset-backed securities can vary across deals. Prepayments, principal paydowns, and other writedown or loss events on the underlying mortgage loans will reduce the outstanding principal balance of the referenced obligation. These reductions may be temporary or permanent as defined under the terms of the swap agreement and the notional amount for the swap agreement will be adjusted by corresponding amounts. A Portfolio may use credit default swaps on asset-backed securities to provide a measure of protection against defaults of the referenced obligation or to take an active long or short position with respect to the likelihood of a particular referenced obligation’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. A Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit-default swaps on indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, sovereign issues of an emerging country or U.S. municipal issues as of period end are disclosed in the footnotes to the Schedules of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that a Portfolio as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of each individual credit default swap agreements outstanding

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as of September 30, 2009 for which a Portfolio is the seller of protection are disclosed in the notes to the Schedules of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Portfolio for the same referenced entity or entities.

Interest Rate Swap Agreements  Certain Portfolios are subject to interest risk exposure in the normal course of pursuing its investment objectives. Because a Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, a Portfolio may enter into interest rate swap agreements Interest rate swap agreements involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest with respect to the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the counterparty may terminate the swap transaction in whole at zero cost by a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swap, under which two parties can exchange variable interest rates based on different money markets.

5.  PRINCIPAL RISKS

In the normal course of business the Portfolios trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk), or failure or inability of the other party to a transaction to perform (credit and counterparty risk).

Market Risks  A Portfolio’s investments in derivatives and other financial instruments expose the Portfolio to various risks such as, but not limited to, interest rate, foreign currency, equity and commodity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by a Portfolio is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income’s market price to interest rate (i.e. yield) movements.

If a Portfolio invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Portfolio, or, in the case of hedging positions, that the Portfolio’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, a Portfolio’s investments in foreign currency denominated securities may reduce the returns of the Portfolio.

The market values of equities, such as common stocks and preferred stocks or equity related investments such as futures, options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

A Portfolio’s investments in commodity-linked derivative instruments may subject the Portfolio to greater market price volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Credit and Counterparty Risks  A Portfolio will be exposed to credit risk on parties with whom it trades and will also bear the risk of settlement default. A Portfolio minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. A Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, a Portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. Financial assets, which potentially expose a Portfolio to counterparty risk, consist principally of cash due from counterparties and investments. PIMCO, as the investment adviser, minimizes counterparty risks to the Portfolios by performing extensive reviews of each counterparty and obtaining approval from the Counterparty Risk Committee prior to entering into transactions with a third party. All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once a Portfolio has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

A Portfolio is subject to various Master Agreements, which govern the terms of certain transactions with select counterparties. These Master Agreements reduce the counterparty risk associated with relevant transactions by allowing a Portfolio to net contracts in the event of default. All amounts with the counterparty are terminated and settled on a net basis. A Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements (“Master Repo Agreements”) govern transactions between a Portfolio and select counterparties. The Master Repo Agreements maintain provisions for, initiation, income payments, events of default, and maintenance of collateral for Repurchase Agreements.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of

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certain purchases and sales made on a delayed-delivery basis by and between a Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) govern transactions, over-the-counter derivative and foreign exchange contracts, entered into by a Portfolio and those counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to early terminate could be material to the financial statements.

On September 15, 2008, Lehman Brothers Holdings Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code. On September 19, 2008, a proceeding under the Securities Investor Protection Act (SIPA) was commenced with respect to Lehman Brothers Inc., a broker-dealer. A trustee appointed under SIPA is administering the bankruptcy estate of Lehman Brothers Inc. Lehman Brothers International (Europe) was placed in administration under the UK Insolvency Act on September 15, 2008. Lehman Brothers Special Financing Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code on October 3, 2008. In connection with these filings, the Lehman Brothers group of companies (collectively “Lehman Brothers”) will be reorganized and/or liquidated in an orderly fashion, subject to court approval. Each Lehman Brothers entity is a separate legal entity that is subject to its own bankruptcy proceeding.

Certain Portfolios had select holdings, credit default swap agreements, and securities and derivatives transactions outstanding with Lehman Brothers entities as issuer, referenced entity, counterparty or guarantor at the time the relevant Lehman Brothers entity filed for protection or was placed in administration. The security holdings, credit default swap agreements, and securities and derivatives transactions associated with Lehman Brothers have been written down to their estimated recoverable values. Anticipated losses for securities and derivatives transactions associated with Lehman Brothers have been incorporated as components of receivable for investments sold or payable for investments purchased on the Statements of Assets and Liabilities and net realized gain (loss) on investments on the Statements of Operations. Financial assets and liabilities may be offset and the net amount may be reported on the Statements of Assets and Liabilities where there is a legally enforceable right to set off the recognized amounts and the U.S. GAAP provision have been met. A facilitated auction occurred on October 10, 2008 comprising multiple pre-approved brokerage agencies to determine the estimated recovery rate for holdings and credit default swap agreements with Lehman Brothers Holdings Inc. as referenced entity. These recovery rates have been utilized in determining estimated recovery values.

PIMCO delivered notices of default to the relevant Lehman Brothers entities in accordance with the terms of the applicable agreements. For transactions with Lehman Brothers counterparties, PIMCO terminated the trades, obtained quotations from brokers for replacement trades and, where deemed appropriate, re-opened positions with new counterparties.

Where relevant the Portfolios have filed claims with Lehman Brothers Inc. and intend to do so with other Lehman Brothers entities, in accordance with the applicable bankruptcy proceedings. In addition, Portfolios that owed money to Lehman Brothers Special Financing Inc. have entered into a settlement agreement with Lehman Brothers Special Financing Inc. and have paid such amounts.

6.  FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Global Investors of America L.P. (“AGI”), and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from each Portfolio, at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”), and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory and Supervisory and Administrative Fees for all classes are charged at an annual rate as noted in the following table:

Portfolio Name	Investment Advisory Fee		Supervisory and Administrative Fee
Asset-Backed Securities Portfolio	0.02%		0.03%
Developing Local Markets Portfolio	0.02%		0.10%
Emerging Markets Portfolio	0.02%		0.10%
High Yield Portfolio	0.02%		0.03%
International Portfolio	0.02%		0.10%
Investment Grade Corporate Portfolio	0.02%		0.03%
Long Duration Corporate Bond Portfolio	0.02%		0.03%
Mortgage Portfolio	0.02%		0.03%
Municipal Sector Portfolio	0.02%		0.03%
Real Return Portfolio	0.02%		0.03%
Short-Term Portfolio	0.02%		0.03%
Short-Term Floating NAV Portfolio	0.00%	(1)	0.00%
Short-Term Floating NAV Portfolio II	0.02%		0.03%
U.S. Government Sector Portfolio	0.02%		0.03%

(1)

By investing in the Portfolio, each Investing Fund agrees that 0.01% of the fee that each Investing Fund is currently obligated to pay PIMCO under its investment advisory contract will be designated as compensation for the investment advisory services PIMCO provides to the Portfolio.

(c) Portfolio Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

PIMCO has agreed to waive a portion of the Long Duration Corporate Bond Portfolio’s Supervisory and Administrative Fees in the Portfolio’s first fiscal year, to the extent that the payment of the Portfolio’s pro rata share of organizational expenses and Trustee Fees cause the actual expense ratio to rise above the rates

134	PIMCO Funds	Private Account Portfolio Series

(Unaudited) September 30, 2009

disclosed in the then-current prospectus plus 0.0049% as set forth below (calculated as a percentage of the Portfolio’s average daily net assets):

Portfolio Name
Long Duration Corporate Bond Portfolio	0.05%

PIMCO may be reimbursed for these waived amounts in future periods, not to exceed thirty-six months after the waiver. Expenses that have been waived may still be reimbursed by the Administrator, to the extent the Portfolio’s annualized total portfolio operating expenses plus the amount so reimbursed does not exceed the operating expense limitation. The recoverable amounts to the Administrator at September 30, 2009, were as follows (amounts in thousands):

Portfolio Name	Recoverable Amounts
Long Duration Corporate Bond Portfolio	$15

Each unaffiliated Trustee received an annual retainer of $100,000, plus $9,500 for each Board of Trustees meeting attended in person, $750 ($1,000 in the case of the audit committee chair) for each committee meeting attended and $1,500 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair received an additional annual retainer of $15,000 and each other committee chair received an additional annual retainer of $1,500.

The PIMCO Funds Private Account Portfolio Series: Short Term Floating NAV Portfolio (“PAPS Short-Term Floating NAV Portfolio”) does not bear Trustee Fees. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(d) Distributor  Allianz Global Investors Distributors LLC (“AGID”) is an indirect wholly-owned subsidiary of AGI and serves as the distributor (the “Distributor”) of the Trust’s shares.

7.  RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 6 and the accrued related party fees amounts are disclosed in the Statements of Assets and Liabilities.

Certain Portfolios are permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Portfolios from or to another fund or portfolio that are or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the period ended September 30, 2009, the Portfolios below engaged in purchases and sales of securities pursuant to the Rule 17a-7 of the Act (amounts in thousands):

Portfolio Name	Purchases	Sales
Developing Local Markets Portfolio	$18,478	$0
Emerging Markets Portfolio	12,467	5,235
High Yield Portfolio	8,468	34,266
International Portfolio	41,130	0
Investment Grade Corporate Portfolio	168,907	377,454
Long Duration Corporate Bond Portfolio	133,106	41,218
Mortgage Portfolio	91,518	4,455
Municipal Sector Portfolio	27,049	7,106
Real Return Portfolio	0	22,776
Short-Term Portfolio	4,501	0
Short-Term Floating NAV Portfolio	55,106	51,323
Short-Term Floating NAV Portfolio II	30,458	5,336

Each Portfolio may invest in the PAPS Short-Term Floating NAV Portfolio to the extent permitted by the Act and rules thereunder. The PAPS Short-Term Floating NAV Portfolio is a registered investment company created for use solely by the series of the Trust and series of the PIMCO Variable Insurance Trust, another series of registered investment companies advised by PIMCO, in connection with their cash management activities. The PAPS Short-Term Floating NAV Portfolio may incur expenses related to its investment activities, but does not pay Investment Advisory or Supervisory and Administrative Fees to PIMCO. The PAPS Short-Term Floating NAV Portfolio is considered to be affiliated with the Portfolios. The table below shows each Portfolio’s transactions in and earnings from investments in the PAPS Short-Term Floating NAV Portfolio for the period ended September 30, 2009 (amounts in thousands):

Portfolio Name	Market Value 03/31/2009	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 09/30/2009	Dividend Income	Net Capital and Realized Gain
Asset-Backed Securities Portfolio	$19,705	$167,321	$184,600	$0	$2,435	$21	$9
Developing Local Markets Portfolio	19,406	268,058	251,900	0	35,590	158	26
Emerging Markets Portfolio	18,064	470,727	444,000	(1)	44,833	127	43
High Yield Portfolio	11,817	116,819	128,635	0	9	19	7
International Portfolio	3,842	1,075,618	1,055,142	0	24,419	318	101
Investment Grade Corporate Portfolio	210,000	1,086,163	1,188,300	0	107,963	363	107
Long Duration Corporate Bond Portfolio	23,210	623,947	647,000	0	171	47	15
Mortgage Portfolio	130,310	3,633,169	3,741,300	0	22,279	369	100
Real Return Portfolio	18,354	320,616	337,400	0	1,576	16	5
Short-Term Portfolio	87,514	785,647	873,000	0	206	47	50
U.S. Government Sector Portfolio	96,026	1,674,575	1,620,100	0	150,602	475	106

Semiannual Report	September 30, 2009	135

Notes to Financial Statements   (Cont.)

8.  GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolios. Additionally, in the normal course of business, the Portfolios enter into contracts that contain a variety of indemnification clauses. The Portfolios’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolios that have not yet occurred. However, the Portfolios have not had prior claims or losses pursuant to these contracts.

9.  PURCHASES AND SALES OF SECURITIES

The length of time a Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Portfolio is known as “portfolio turnover.” Each Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to a Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect a Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended September 30, 2009, were as follows (amounts in thousands):

	U.S. Government/Agency		All Other
Portfolio Name	Purchases	Sales	Purchases	Sales
Asset-Backed Securities Portfolio	$991,179	$873,266	$360,338	$256,706
Developing Local Markets Portfolio	582,552	305,600	564,210	351,998
Emerging Markets Portfolio	73,228	13,001	696,640	860,644
High Yield Portfolio	34,753	70,804	287,423	323,231
International Portfolio	1,871,836	1,734,215	1,879,446	2,011,966
Investment Grade Corporate Portfolio	28,826	30,547	2,451,588	2,790,204
Long Duration Corporate Bond Portfolio	621,298	639,700	1,960,323	1,004,731
Mortgage Portfolio	120,566,402	127,626,490	3,917,413	5,250,401
Municipal Sector Portfolio	0	0	303,944	321,273
Real Return Portfolio	3,045,713	3,822,021	352,929	455,104
Short-Term Portfolio	231,123	245,645	1,027,595	1,115,495
Short-Term Floating NAV Portfolio	1,273,956	865,206	732,925	202,572
Short-Term Floating NAV Portfolio II	100,412	10,402	49,428	8,591
U.S. Government Sector Portfolio	11,005,063	10,659,507	2,126,700	2,055,123

10.  SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Asset-Backed Securities Portfolio				Developing Local Markets Portfolio				Emerging Markets Portfolio
	Six Months Ended 09/30/2009		Year Ended 03/31/2009		Six Months Ended 09/30/2009		Year Ended 03/31/2009		Six Months Ended 09/30/2009		Year Ended 03/31/2009
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold	7,070	$55,960	21,214	$213,752	92,723	$480,210	90,220	$635,612	15,995	$145,095	37,783	$312,650
Issued as reinvestment of distributions	1,619	12,875	13,287	110,957	1,321	7,329	6,254	35,376	107	958	6,257	58,594
Cost of shares redeemed	(14,388)	(115,129)	(65,043)	(611,113)	(10,621)	(57,714)	(152,604)	(1,318,306)	(28,706)	(250,068)	(122,990)	(1,209,681)
Net increase (decrease) resulting from Portfolio share transactions	(5,699)	$(46,294)	(30,542)	$(286,404)	83,423	$429,825	(56,130)	$(647,318)	(12,604)	$(104,015)	(78,950)	$(838,437)

136	PIMCO Funds	Private Account Portfolio Series

(Unaudited) September 30, 2009

	High Yield Portfolio				International Portfolio				Investment Grade Corporate Portfolio
	Six Months Ended 09/30/2009		Year Ended 03/31/2009		Six Months Ended 09/30/2009		Year Ended 03/31/2009		Six Months Ended 09/30/2009		Year Ended 03/31/2009
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold	441	$2,760	13,511	$109,935	44,386	$199,958	50,533	$212,358	103,584	$945,285	372,159	$3,341,126
Issued as reinvestment of distributions	3,888	24,643	14,663	87,398	42,337	183,765	18,168	72,820	14,968	140,834	22,243	188,162
Cost of shares redeemed	(16,716)	(99,481)	(117,428)	(851,677)	(65,811)	(297,473)	(385,739)	(1,634,797)	(153,566)	(1,376,129)	(296,909)	(2,488,779)
Net increase (decrease) resulting from Portfolio share transactions	(12,387)	$(72,078)	(89,254)	$(654,344)	20,912	$86,250	(317,038)	$(1,349,619)	(35,014)	$(290,010)	97,493	$1,040,509

	Long Duration Corporate Bond Portfolio				Mortgage Portfolio				Municipal Sector Portfolio
	Six Months Ended 09/30/2009		Period from 12/22/2008 to 03/31/2009		Six Months Ended 09/30/2009		Year Ended 03/31/2009		Six Months Ended 09/30/2009		Year Ended 03/31/2009
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold	112,482	$1,086,351	32,245	$288,898	165,711	$1,775,892	366,742	$3,823,862	30,073	$231,805	108,636	$787,708
Issued as reinvestment of distributions	1,757	17,656	46	402	39,313	415,095	85,174	862,534	3,034	24,033	3,074	23,941
Cost of shares redeemed	(16,158)	(157,348)	(1,620)	(15,030)	(253,779)	(2,725,181)	(755,820)	(7,706,796)	(37,118)	(286,386)	(23,822)	(189,958)
Net increase (decrease) resulting from Portfolio share transactions	98,081	$946,659	30,671	$274,270	(48,755)	$(534,194)	(303,904)	$(3,020,400)	(4,011)	$(30,548)	87,888	$621,691

	Real Return Portfolio				Short-Term Portfolio				Short-Term Floating NAV Portfolio
	Six Months Ended 09/30/2009		Year Ended 03/31/2009		Six Months Ended 09/30/2009		Year Ended 03/31/2009		Six Months Ended 09/30/2009		Period from 10/17/2008 to 03/31/2009
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold	6,938	$59,631	76,466	$627,829	54,388	$449,285	105,235	$951,575	5,469,042	$54,744,100	1,982,373	$19,830,900
Issued as reinvestment of distributions	2,481	21,228	8,310	69,477	4,347	35,344	18,954	152,391	952	9,526	297	2,973
Cost of shares redeemed	(76,400)	(667,248)	(35,347)	(370,545)	(68,806)	(561,345)	(306,162)	(2,648,088)	(5,528,645)	(55,339,692)	(1,424,317)	(14,248,950)
Net increase (decrease) resulting from Portfolio share transactions	(66,981)	$(586,389)	49,429	$326,761	(10,071)	$(76,716)	(181,973)	$(1,544,122)	(58,651)	$(586,066)	558,353	$5,584,923

	Short-Term Floating NAV Portfolio II		U.S. Government Sector Portfolio
	Period from 06/09/2009 to 09/30/2009		Six Months Ended 09/30/2009		Year Ended 03/31/2009
	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold	172,679	$1,727,200	119,551	$1,155,402	116,397	$1,329,111
Issued as reinvestment of distributions	20	198	9,830	93,317	121,394	1,134,546
Cost of shares redeemed	(114,858)	(1,148,905)	(95,467)	(906,770)	(214,639)	(2,543,116)
Net increase (decrease) resulting from Portfolio share transactions	57,841	$578,493	33,914	$341,949	23,152	$(79,459)

11.  REGULATORY AND LITIGATION MATTERS

PIMCO, a subsidiary of AGI, and PIMCO Funds are the subject of a lawsuit in the Northern District of Illinois Eastern Division in which the complaint alleges that plaintiffs each purchased and sold a 10-year Treasury note futures contract and suffered damages from an alleged shortage when PIMCO held both physical and futures positions in 10-year Treasury notes for its client accounts. In July 2007, the court granted class certification of a class consisting of those persons who purchased futures contracts to offset short positions between May 9, 2005 and June 30, 2005. Management currently believes that the complaint is without merit and PIMCO and PIMCO Funds intend to vigorously defend against this action.

Semiannual Report	September 30, 2009	137

Notes to Financial Statements   (Cont.)

In April 2006, certain registered investment companies and other funds managed by PIMCO were served in an adversary proceeding brought by the Official Committee of Asbestos Claimants of G-I Holdings, Inc. in G-I Holdings, Inc.’s bankruptcy in the District of New Jersey. In July 2004, PIMCO was named in this lawsuit and remains a defendant. The plaintiff seeks to recover for the bankruptcy estate assets that were transferred by the predecessor entity of G-I Holdings, Inc. to a wholly-owned subsidiary in 1994. The subsidiary has since issued notes, of which certain registered investment companies and other funds managed by PIMCO are alleged to be holders. The complaint alleges that in 2000, more than two hundred noteholders — including certain registered investment companies and other funds managed by PIMCO — were granted a second priority lien on the assets of the subsidiary in exchange for their consent to a refinancing transaction and the granting of a first priority lien to the lending banks. The plaintiff is seeking invalidation of the lien in favor of the noteholders and/or the value of the lien. A Plan of Reorganization (the “Plan”) is currently under consideration by the Court in the underlying bankruptcy case. If the Plan is approved, it is expected that the adversary proceeding to which PIMCO and other funds managed by PIMCO (“PIMCO Entities”) are parties will be dismissed. It is not known at this time when the Plan may be approved, if at all. In the meantime, the adversary proceeding is stayed. This matter is not expected to have a material adverse effect on the relevant PIMCO Entities.

12.  FEDERAL INCOME TAX MATTERS

Each Portfolio intends to qualify as a regulated investment company under sub-chapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

As of September 30, 2009, the Portfolios have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns.

At September 30, 2009, the aggregate cost of investments was the same for federal income tax and financial statement purposes. The net unrealized appreciation/(depreciation) of investment securities for federal income tax purposes is as follows (amounts in thousands):

Portfolio Name	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (1)
Asset-Backed Securities Portfolio	$10,572	$(182,244)	$(171,672)
Developing Local Markets Portfolio	15,850	(10,512)	5,338
Emerging Markets Portfolio	18,183	(4,788)	13,395
High Yield Portfolio	24,704	(40,548)	(15,844)
International Portfolio	74,068	(149,854)	(75,786)
Investment Grade Corporate Portfolio	295,923	(162,435)	133,488
Long Duration Corporate Bond Portfolio	97,421	(1,010)	96,411
Mortgage Portfolio	375,540	(331,508)	44,032
Municipal Sector Portfolio	106,000	(8,517)	97,483
Real Return Portfolio	15,872	(4,078)	11,794
Short-Term Portfolio	18,119	(322,285)	(304,166)
Short-Term Floating NAV Portfolio	3,641	(831)	2,810
Short-Term Floating NAV Portfolio II	166	(121)	45
U.S. Government Sector Portfolio	69,561	(263,217)	(193,656)

(1)

Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals, treasury inflation-protected securities deflationary adjustments, interest only basis adjustments, contingent payment debt instruments, and unamortized premium on convertible bonds for federal income tax purposes.

13.  SUBSEQUENT EVENTS

PIMCO has evaluated the possibility of subsequent events existing in the Funds’ financial statements through November 25, 2009, the date that the financial statements were available to be issued. PIMCO has determined that there are no additional material events that would require disclosure in the Funds’ financial statements through this date.

138	PIMCO Funds	Private Account Portfolio Series

GLOSSARY: (abbreviations that may be used in the preceding statements)	(Unaudited)

Counterparty Abbreviations:
ABN	ABN AMRO Bank, N.V.	CITI	Citigroup, Inc.	MSC	Morgan Stanley
AIG	AIG International, Inc.	CSFB	Credit Suisse First Boston	RBC	Royal Bank of Canada
BCLY	Barclays Bank PLC	DUB	Deutsche Bank AG	RBS	Royal Bank of Scotland Group PLC
BNP	BNP Paribas Bank	GSC	Goldman Sachs & Co.	SOG	Societe Generale
BOA	Bank of America	HSBC	HSBC Bank USA	SSB	State Street Bank and Trust Co.
BSN	Bank of Nova Scotia	JPM	JPMorgan Chase & Co.	UBS	UBS Warburg LLC
CBA	Commonwealth Bank of Australia	MLP	Merrill Lynch & Co., Inc.	WAC	Wachovia Bank N.A.

Currency Abbreviations:
AED	UAE Dirham	HKD	Hong Kong Dollar	PLN	Polish Zloty
ARS	Argentine Peso	HUF	Hungarian Forint	RON	Romanian New Leu
AUD	Australian Dollar	IDR	Indonesian Rupiah	RUB	Russian Ruble
BRL	Brazilian Real	ILS	Israeli Shekel	SAR	Saudi Riyal
CAD	Canadian Dollar	INR	Indian Rupee	SEK	Swedish Krona
CHF	Swiss Franc	JPY	Japanese Yen	SGD	Singapore Dollar
CLP	Chilean Peso	KRW	South Korean Won	THB	Thai Baht
CNY	Chinese Renminbi	KWD	Kuwaiti Dinar	TRY	Turkish New Lira
COP	Colombian Peso	MXN	Mexican Peso	TWD	Taiwanese Dollar
CZK	Czech Koruna	MYR	Malaysian Ringgit	UAH	Ukrainian Hryvnia
DKK	Danish Krone	NOK	Norwegian Krone	USD	United States Dollar
EGP	Egyptian Pound	NZD	New Zealand Dollar	UYU	Uruguayan Peso
EUR	Euro	PEN	Peruvian New Sol	ZAR	South African Rand
GBP	British Pound	PHP	Philippine Peso

Exchange Abbreviations:
AMEX	American Stock Exchange	ICE	IntercontinentalExchange®	NYBEX	New York Board of Trade
CBOE	Chicago Board Options Exchange	ICEX	Iceland Stock Exchange	NYMEX	New York Mercantile Exchange
CBOT	Chicago Board of Trade	KCBT	Kansas City Board of Trade	NYFE	New York Futures Exchange
CME	Chicago Mercantile Exchange	LIFFE	London International Financial Futures Exchange	NYSE	New York Stock Exchange
FTSE	Financial Times Stock Exchange	LMEX	London Metal Exchange	OTC	Over-the-Counter

Index Abbreviations:
ABX.HE	Asset-Backed Securities Index - Home Equity	DJAIGTR	Dow Jones-AIG Total Return Commodity Index	eRAFI	enhanced Research Affiliates Fundamental Index
BCC2GO1P	Barclays Capital Gas Oil 1M Deferred S2 Excess Return Index	DJAIHGTR	Dow Jones-AIG Copper Total Return Sub-Index	eRAFI EM	eRAFI Emerging Markets Index
BCC2LP1P	Barclays Capital Copper 1M Deferred S2 Excess Return Index	DJAIWHTR	Dow Jones-AIG Wheat Total Return Sub-Index	FRCPXTOB	France Consumer Price ex-Tobacco Index
CDX.EM	Credit Derivatives Index - Emerging Markets	DJUBHGTR	Dow Jones-UBS Copper Subindex Total Return	GSCITR	Goldman Sachs Commodity Total Return Index
CDX.HVol	Credit Derivatives Index - High Volatility	DJUBS	Dow Jones-UBS Commodity Index	HICP	Harmonized Index of Consumer Prices
CDX.HY	Credit Derivatives Index - High Yield	DJUBSAL	Dow Jones-UBS Aluminum Sub-Index	LCDX	Liquid Credit Derivative Index
CDX.IG	Credit Derivatives Index - Investment Grade	DJUBSLI	Dow Jones-UBS Livestock Sub-Index	MCDX	Municipal Bond Credit Derivative Index
CDX.NA	Credit Derivatives Index - North America	DJUBSNI	Dow Jones-UBS Nickel Sub-Index	SPGCCLP	S&P GSCI Crude Oil Index
CDX.XO	Credit Derivatives Index - Crossover	DJUBSPR	Dow Jones-UBS Precious Metals Sub-Index	SPGCCNTR	S&P GSCI Corn Index
CMBX	Commercial Mortgage-Backed Index	DJUBSTR	Dow Jones-UBS Commodity Index Total Return	SPGSBRP	S&P GSCI Brent Crude Index Excess Return Index
CPI	Consumer Price Index	DJUBSZS	Dow Jones-UBS Zinc Sub-Index	TUCPI	Turkey Consumer Price Index
CPTFEMU	Eurozone HICP ex-Tobacco Index	DWRTT	Dow Jones Wilshire REIT Total Return Index	UKRPI	United Kingdom Retail Price Index
DJAIGCI	Dow Jones-AIG Commodity Index	EAFE	Europe, Australasia, and Far East Stock Index	USSP	USD Swap Spread

Municipal Bond or Agency Abbreviations:
ACA	American Capital Access Holding Ltd.	FNMA	Federal National Mortgage Association	NPFGC	National Public Finance Guarantee Corporation
AGC	Assured Guaranty Corp.	FSA	Financial Security Assurance, Inc.	PSF	Public School Fund
AMBAC	American Municipal Bond Assurance Corp.	GNMA	Government National Mortgage Association	Q-SBLF	Qualified School Bond Loan Fund
BHAC	Berkshire Hathaway Assurance Corporation	GTD	Guaranteed	Radian	Radian Guaranty, Inc.
CM	California Mortgage Insurance	HUD	U.S. Department of Housing and Urban Development	ST	State
CR	Custodial Receipts	ICR	Insured Custodial Receipts	VA	Department of Veterans Affairs
FGIC	Financial Guaranty Insurance Co.	IBC	Insured Bond Certificate	XLCA	XL Capital Assurance
FHA	Federal Housing Administration	MAIA	Michigan Association of Insurance Agents
FHLMC	Federal Home Loan Mortgage Corporation	MBIA	Municipal Bond Investors Assurance

Other Abbreviations:
ABS	Asset-Backed Security	HIBOR	Hong Kong Interbank Offered Rate	PRIBOR	Prague Interbank Offered Rate
BRIBOR	Brastislava Interbank Offered Rate	ISDA	International Swaps and Derivatives Association, Inc.	REIT	Real Estate Investment Trust
CDI	Brazil Interbank Deposit Rate	JIBOR	Johannesburg Interbank Offered Rate	SIFMA	Securities Industry and Financial Markets Association
CLO	Collateralized Loan Obligation	JSC	Joint Stock Company	SPDR	Standard & Poor's Depository Receipts
CMBS	Collateralized Mortgage-Backed Security	KLIBOR	Kuala Lumpur Interbank Offered Rate	STIBOR	Stockholm Interbank Offered Rate
CMM	Constant Maturity Mortgage Rate	LIBOR	London Interbank Offered Rate	THBFIX	Thai Baht Floating-Rate Fix
CMO	Collateralized Mortgage Obligation	MBS	Mortgage-Backed Security	TIIE	Tasa de Interés Interbancaria de Equilibrio
EURIBOR	Euro Interbank Offered Rate	MSCI	Morgan Stanley Capital International	WIBOR	Warsaw Interbank Offered Rate
FFR	Federal Funds Rate	NSERO	India National Stock Exchange Interbank Offer Rate	WTI	West Texas Intermediate

Semiannual Report	September 30, 2009	139

Privacy Policy	(Unaudited)

The Funds consider customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ personal information. To ensure their shareholders’ privacy, the Funds have developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Funds and certain service providers to the Funds, such as the Funds’ investment advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial adviser or consultant, and/or from information captured on the Funds’ internet websites.

Respecting Your Privacy

As a matter of policy, the Funds do not disclose any personal or account information provided by shareholders or gathered by the Funds to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Funds. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Funds’ Distributor may also retain non-affiliated companies to market the Funds’ shares or products which use the Funds’ shares and enter into joint marketing agreements with other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Funds may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm.

Sharing Information with Third Parties

The Funds reserve the right to disclose or report personal information to non-affiliated third parties, in limited circumstances, where the Funds believe in good faith that disclosure is required under law to cooperate with regulators or law enforcement authorities, to protect their rights or property or upon reasonable request by any Fund in which a shareholder has chosen to invest. In addition, the Funds may disclose information about a shareholder’s accounts to a non-affiliated third party with the consent of the shareholder.

Sharing Information with Affiliates

The Funds may share shareholder information with their affiliates in connection with servicing their shareholders’ accounts or to provide shareholders with information about products and services that the Funds or their Advisers, principal underwriters or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Funds share may include, for example, a shareholder’s participation in one of the Funds or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), or other data about a shareholder’s accounts. The Funds’ Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Funds take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Funds have also implemented procedures that are designed to restrict access to a shareholder’s non-public personal information only to internal personnel who need to know that information in order to provide products or services to such shareholders. In order to guard a shareholder’s non-public personal information, physical, electronic and procedural safeguards are in place.

140	PIMCO Funds	Private Account Portfolio Series

Approval of Renewal of the Amended and Restated Investment Advisory Contract and the Supervision and Administration Agreement	(Unaudited)

On August 10-11, 2009, the Board of Trustees (the “Board”) of PIMCO Funds (the “Trust”), including a majority of the independent Trustees, approved the Amended and Restated Investment Advisory Contract with Pacific Investment Management Company LLC (“PIMCO”) on behalf of each of the Trust’s Private Account Portfolio Series (the “Portfolios”) for an additional one-year term through August 31, 2010. The Board also considered and approved for an additional one-year term through August 31, 2010, the Supervision and Administration Agreement (together with the Amended and Restated Investment Advisory Contract, the “Agreements”) with PIMCO on behalf of the Portfolios. The information, material factors and conclusions that formed the basis for the Board’s approvals are described below.

1.	Information Received
A.	Materials Reviewed

During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO. At each of its quarterly meetings, the Board reviews investment performance and a significant amount of information relating to operations, including the Portfolios’ compliance program, shareholder services, valuation, custody, and other information relating to the nature, extent and quality of services provided by PIMCO to the Trust. In considering whether to approve renewal of the Agreements, the Board also reviewed supplementary information, including data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial and profitability information regarding PIMCO and information about the personnel providing investment management services and supervisory and administrative services to the Portfolios. The Board also reviewed material provided by counsel to the Trust and the independent Trustees which included, among other things, memoranda outlining legal duties of the Board.

B.	Review Process

In connection with the renewal of the Agreements, the Board reviewed written materials prepared by PIMCO in response to requests from counsel to the Trust. The Board also requested and received assistance and advice regarding applicable legal standards from Trust counsel. The Board also heard oral presentations on matters related to the Agreements and met both as a full Board and as the independent Trustees alone, without management present at the August 10-11, 2009 meeting. The independent Trustees also met telephonically with counsel on August 3, 2009 to discuss the materials presented.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to recommend the renewal of the Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. This discussion is not intended to be all-inclusive. This summary describes the most important, but not all, of the factors considered by the Board.

2.	Nature, Extent and Quality of Services
A.	PIMCO, its Personnel, and Resources

The Board considered the depth and quality of PIMCO’s investment management process, including: its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; and the overall financial strength and stability of its organization. The Board also considered that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management and research, compliance, trading, performance and portfolio accounting. The Board noted PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems. The Board also considered PIMCO’s responses to the recent challenging market environment and noted the high level of service provided during these market events, including active liquidity and collateral management, frequent pricing committee meetings and adding personnel to the pricing team, additional client communications and providing appropriate staffing and operational resources to support record trade volumes. The Board also noted that PIMCO has a Best Execution Committee and a best execution policy, which assists the Funds in obtaining the most advantageous combination of price and execution for trades. Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements are likely to benefit the Portfolios and their shareholders.

B.	Other Services

The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to the Trust and its shareholders; and its attention to matters that may involve conflicts of interest with the Trust. The Board also considered the nature, extent, quality and cost of supervisory and administrative services provided by PIMCO to the Portfolios under the Agreements. The Board noted that the Supervision and Administration Agreement was approved at the August 2008 Board meeting to replace the Trust’s previous Administration Agreement. The purpose of the change was to reflect the increased scope and complexity of supervisory and administrative services that PIMCO has been providing to the Trust. The Board considered the terms of Trust’s Supervision and Administration Agreement, under which the Trust pays for the administrative services it requires under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that, in recent years, the scope and complexity of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement has increased. The Board considered PIMCO’s provision of these services and supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives in the market.

Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Portfolios and their shareholders.

Semiannual Report	September 30, 2009	141

Approval of Renewal of the Amended and Restated Investment Advisory Contract and the Supervision and Administration Agreement (Cont.)	(Unaudited)

3.	Investment Performance

The Board received and examined information from PIMCO concerning the Portfolios’ one-, three-, five-, and ten-year performance, as available, for the period ended June 30, 2009. The Board considered information regarding both the short-term and long-term investment performance of each Portfolio relative to its relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including materials provided in advance of the August 10-11, 2009 meeting. The Board noted those Portfolios of the Trust that had outperformed their respective benchmarks on a net-of-fees basis over the three-, five- and ten-year periods, as applicable.

The Board noted that some of the Portfolios had underperformed in comparison to their respective benchmark indexes on a net-of-fees basis over the one-, three- and five- year periods. The Board discussed with PIMCO the reasons for the underperformance of certain Portfolios. The Board also discussed actions that had been taken by PIMCO to attempt to improve performance and considered PIMCO’s plans to monitor and address performance going forward.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits approval of the continuation of the Agreements.

4.	Advisory Fees, Supervisory and Administrative Fees and Total Expenses

PIMCO reported to the Board that, in proposing fees for any Portfolio, it considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Portfolio returns to current and potential investors. Fees charged to or proposed for different Portfolios for advisory services and supervisory and administrative services may vary in light of these various factors.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets). The Board noted the unique structure of the Portfolios, in that only private account clients of PIMCO are eligible to invest in the Portfolios. The Board took notice of the fact that such clients pay separate account fees to PIMCO, and that under those separate account agreements, PIMCO offsets all of the advisory fees and, with respect to many Portfolios, partially or fully offsets the supervisory and administrative fees it receives from the Portfolios against the separate account fees.

The Board also reviewed data comparing the Portfolios’ advisory fees to the standard fee rates PIMCO charges to separate accounts with a similar investment strategy, and found the Portfolios’ advisory fees to be lower than the fees charged to separate accounts. The Board considered that Portfolio shareholders generally are large, institutional separate account clients who have separately negotiated fee arrangements with PIMCO with respect to their separate accounts. The Board noted that the Portfolios were established primarily as a means of giving certain separate account clients exposure to certain market sectors in a more efficient manner than if the separate account were to invest directly in securities from those market sectors. The Board also considered the differences between the services provided to separate account clients and other clients. The Board determined that the Portfolios’ advisory fees and supervisory and administrative fees must be evaluated in light of the Portfolios’ purpose and structure.

Based on the information presented by PIMCO, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO, as well as the total expenses of the Portfolios, is reasonable.

5.	Adviser Costs, Level of Profits and Economies of Scale

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were comparable to the reported results of several large publicly held investment management companies. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

The Board also reviewed information regarding PIMCO’s costs of, and revenues from, its separate account business. The Board determined that, in evaluating the overall relationship between PIMCO and the Portfolios, it is appropriate to consider the profitability of PIMCO’s separate account business. With respect to potential economies of scale, the Board found that the Portfolios’ fee levels intrinsically reflect certain economies of scale. The Board concluded that the Portfolios’ cost structure was reasonable and renewal of the Agreements will likely benefit the Portfolios and their shareholders.

6.	Ancillary Benefits

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation of the Portfolios. The Board also reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to accept soft dollars.

7.	Conclusions

Based on their review, including their consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO continued to be excellent and favored the renewal of the Agreements. The Board concluded that the Agreements are fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the advisory fees and other amounts paid to PIMCO by the Portfolios, and that the renewal of the Agreements was in the best interests of the Portfolios and their shareholders.

142	PIMCO Funds	Private Account Portfolio Series

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, CA 92660

Distributor

Allianz Global Investors Distributors LLC

1345 Avenue of the Americas

New York, NY 10105

Custodian

State Street Bank and Trust Company

801 Pennsylvania

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services

330 W. 9th Street

Kansas City, MO 64105

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Funds.

Item 2.	Code of Ethics.

The information required by this item 2 is only required in an annual report on this Form N-CSR.

Item 3.	Audit Committee Financial Expert.

The information required by this item 3 is only required in an annual report on this Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

The information required by this item 4 is only required in an annual report on this Form N-CSR.

Item 5.	Audit Committee of Listed Registrants.

The information required by this item 5 is only required in an annual report on this Form N-CSR.

Item 6.	Schedule of Investments.

The information required by this Item 6 (except with respect to the PIMCO Total Return Fund) is included as part of the semiannual report to shareholders filed under Item 1 of this Form N-CSR.

Please note that the Registrant has included a summary schedule of portfolio securities of the PIMCO Total Return Fund in its semiannual report to shareholders, a copy of which is included under Item 1, for this reporting period. The PIMCO Total Return Fund’s complete schedule of investments in securities of unaffiliated issuers as of the close of this period as set forth in Section 210.12-12 of Regulation S-X is set forth below:

PIMCO Funds

September 30, 2009

Complete Schedule of Investments

Schedule of Investments

Total Return Fund

September 30, 2009 (Unaudited)

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
BANK LOAN OBLIGATIONS 0.3%
Daimler Finance North America LLC
4.250% due 08/03/2012	$517,942	$499,296
Ford Motor Co.
3.250% due 12/16/2013	1,308	1,166
3.510% due 12/16/2013	24,480	21,827
RH Donnelley Corp.
6.750% due 06/30/2024 (a)	3,568	3,059
Sensata Technologies BV
2.246% due 04/27/2013	4,874	4,189
Texas Competitive Electric Holdings Co. LLC
3.754% due 10/10/2014	12,390	9,805
3.782% due 10/10/2014	64	50
Yell Group PLC
3.282% due 02/10/2013	33,000	25,952

Total Bank Loan Obligations (Cost $576,688)		565,344

CORPORATE BONDS & NOTES 24.7%
BANKING & FINANCE 17.8%
Abbey National PLC
7.950% due 10/26/2029	16,290	17,092
ABX Financing Co.
5.750% due 10/15/2016	12,300	13,085
Ace INA Holdings, Inc.
5.700% due 02/15/2017	50	54
5.875% due 06/15/2014	3,400	3,721
AIG Life Holdings U.S., Inc.
7.500% due 08/11/2010	9,825	9,894
AIG SunAmerica Global Financing X
6.900% due 03/15/2032	10,000	7,511
Alliance & Leicester PLC
0.585% due 01/19/2011	23,000	22,527
Allstate Corp.
6.125% due 12/15/2032	150	157
6.125% due 05/15/2067	2,800	2,296
Allstate Life Global Funding Trusts
5.375% due 04/30/2013	166,800	177,744
American Express Bank FSB
0.306% due 10/20/2009	30,350	30,343
0.306% due 04/26/2010	12,310	12,202
0.324% due 07/13/2010	1,100	1,079
0.376% due 05/29/2012	17,325	16,204
0.544% due 06/12/2017	10,000	8,135
3.150% due 12/09/2011	1,000	1,039
5.500% due 04/16/2013	268,175	283,353
6.000% due 09/13/2017	330,700	342,640
American Express Centurion Bank
0.306% due 03/23/2010	3,800	3,786
0.324% due 07/13/2010	4,400	4,360
0.401% due 11/16/2009	14,760	14,753
0.402% due 12/17/2009	5,000	5,000
5.200% due 11/26/2010	3,476	3,591
5.550% due 10/17/2012	11,700	12,413
6.000% due 09/13/2017	309,600	320,778
American Express Co.
5.250% due 09/12/2011	600	628
5.500% due 09/12/2016	150	149
6.150% due 08/28/2017	53,960	56,771
6.800% due 09/01/2066	7,489	6,478
7.000% due 03/19/2018	311,270	342,974
8.150% due 03/19/2038	90	110
American Express Credit Corp.
0.311% due 11/09/2009	4,400	4,399
0.366% due 02/24/2012	3,000	2,874
0.396% due 10/04/2010	21,300	21,038
0.401% due 06/16/2011	76,100	74,364
0.439% due 12/02/2010	11,270	11,113
1.646% due 05/27/2010	146,043	146,371
5.875% due 05/02/2013	159,200	168,986
7.300% due 08/20/2013	115	128
American Express Travel Related Services Co., Inc.
0.461% due 06/01/2011	51,700	49,573
5.250% due 11/21/2011	44,109	45,593
American General Finance Corp.
0.398% due 03/02/2010	10,000	9,429
0.549% due 12/15/2011	3,100	2,395
0.720% due 08/17/2011	21,640	17,374
3.875% due 10/01/2009	49,036	49,036
4.000% due 03/15/2011	14,475	12,463
4.625% due 09/01/2010	14,200	13,018
4.875% due 05/15/2010	51,435	49,415
5.375% due 10/01/2012	200	155
5.400% due 12/01/2015	100	70
5.850% due 06/01/2013	19,117	14,488
5.900% due 09/15/2012	430	334
6.900% due 12/15/2017	217,200	152,119
American Honda Finance Corp.
1.042% due 06/20/2011	25,000	24,244
American International Group, Inc.
0.282% due 03/20/2010	40,000	37,873
0.392% due 03/20/2012	12,800	10,770
0.536% due 01/29/2010	225,700	223,916
0.620% due 10/18/2011	51,100	45,020
0.630% due 10/01/2009	4,571	4,571
0.671% due 09/27/2010	20,000	17,997
4.250% due 05/15/2013	42,465	35,404
4.700% due 10/01/2010	25,952	25,065
4.950% due 03/20/2012	109,095	98,229
5.050% due 10/01/2015	67,800	50,303
5.375% due 10/18/2011	81,155	75,124
5.450% due 05/18/2017	157,350	114,250
5.600% due 10/18/2016	12,323	9,059
5.850% due 01/16/2018	261,662	189,731
6.250% due 05/01/2036	119,914	77,949
8.175% due 05/15/2058	609,720	370,405
8.250% due 08/15/2018	332,862	283,295
Ameriprise Financial, Inc.
5.350% due 11/15/2010	4	4
Anadarko Finance Co.
6.750% due 05/01/2011	10,000	10,631
ANZ National International Ltd.
6.200% due 07/19/2013	227,750	249,463
Asian Development Bank
5.820% due 06/16/2028	1,100	1,227
ASIF I
0.654% due 07/26/2010	30,000	28,354
Associates Corp. of North America
7.950% due 02/15/2010	25,500	25,633
AXA Financial, Inc.
7.750% due 08/01/2010	100	104
BAC Capital Trust XIV
5.630% due 12/31/2049	345	229
Banco Santander Chile
0.659% due 12/09/2009	56,282	56,168
Bank of America Corp.
0.591% due 11/06/2009	115,400	115,397
0.624% due 08/13/2010	1,000	999
0.629% due 09/15/2014	15,400	13,825
0.765% due 10/14/2016 (l)	40,000	32,537
0.770% due 08/15/2016	82,800	68,255
0.799% due 09/11/2012	100	96
2.100% due 04/30/2012	915	928
4.250% due 10/01/2010	48	49
4.750% due 08/15/2013	500	507
5.125% due 11/15/2014	125	128
5.200% due 03/15/2018	100	95
5.250% due 12/01/2015	275	273
5.375% due 08/15/2011	2,000	2,086
5.375% due 09/11/2012	250	262
5.625% due 10/14/2016	185	187
5.650% due 05/01/2018	43,310	42,836
5.750% due 12/01/2017	69,120	69,105
6.000% due 09/01/2017	219,505	222,438
6.500% due 08/01/2016	600	632
7.250% due 10/15/2025	200	203
7.375% due 05/15/2014	71,875	80,083
7.400% due 01/15/2011	29,276	30,751
7.625% due 06/01/2019	365	412
7.750% due 08/15/2015	2,000	2,163
7.800% due 02/15/2010	500	511
Bank of America Institutional Capital A
8.070% due 12/31/2026	4,400	4,312
Bank of America N.A.
0.579% due 06/15/2016	107,160	91,629
0.839% due 06/23/2010	600	601
1.059% due 05/12/2010	89,600	89,573
5.300% due 03/15/2017	500	481
6.000% due 10/15/2036	70,100	69,313
6.100% due 06/15/2017	5,000	5,038
Bank of New York Mellon Corp.
0.872% due 02/05/2010	8,700	8,714
6.375% due 04/01/2012	200	220
Bank of Scotland PLC
0.374% due 12/08/2010	19,400	18,955
5.250% due 02/21/2017	100	95
5.500% due 06/15/2012	12,000	12,668
Bank One Corp.
4.900% due 04/30/2015	20,000	20,503
5.900% due 11/15/2011	12,500	13,374
7.750% due 07/15/2025	200	211
Barclays Bank PLC
5.450% due 09/12/2012	198,500	213,509
6.050% due 12/04/2017	252,431	254,444
6.750% due 05/22/2019	200	224
7.434% due 09/29/2049	84,125	74,871
10.179% due 06/12/2021	398,880	525,240
BB&T Corp.
4.750% due 10/01/2012	145	151
BBVA USA Bancshares, Inc.
1.138% due 10/09/2009	35,000	35,001
Bear Stearns Cos. LLC
0.497% due 02/23/2010	238,025	238,081
0.549% due 05/18/2010	61,825	61,881
0.562% due 11/28/2011	33,250	33,052
0.645% due 10/22/2010	12,800	12,771
0.650% due 08/15/2011	68,085	67,788
0.673% due 02/01/2012	41,842	41,574
0.707% due 02/23/2012	1,000	942
See Accompanying Notes

Schedule of Investments (Cont.)

Total Return Fund

September 30, 2009 (Unaudited)

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
0.718% due 01/31/2011	$184,450	$184,269
0.809% due 11/21/2016	13,706	12,530
0.910% due 07/19/2010	71,021	71,212
4.500% due 10/28/2010	8,215	8,494
4.550% due 06/23/2010	3,575	3,672
5.300% due 10/30/2015	20,500	21,674
5.350% due 02/01/2012	150	159
5.500% due 08/15/2011	10,325	10,817
5.550% due 01/22/2017	1,355	1,373
6.400% due 10/02/2017	118,490	129,105
6.950% due 08/10/2012	560,380	624,332
7.250% due 02/01/2018	115,640	132,276
7.625% due 12/07/2009	632	640
BFC Finance Corp.
7.375% due 12/01/2017	1,000	1,135
Block Financial LLC
7.875% due 01/15/2013	53,100	57,615
BNP Paribas
5.186% due 06/29/2049	1,800	1,429
BNY Mellon N.A.
4.750% due 12/15/2014	50	53
Boeing Capital Corp.
6.100% due 03/01/2011	300	319
7.375% due 09/27/2010	135	142
C5 Capital SPV Ltd.
6.196% due 12/31/2049	15,000	11,676
C10 Capital SPV Ltd.
6.722% due 12/31/2049	39,500	31,264
Caelus Re Ltd.
6.611% due 06/07/2011	25,000	23,780
Calabash Re Ltd.
11.199% due 01/08/2010	2,650	2,636
Capital One Bank USA N.A.
8.800% due 07/15/2019	112,400	130,150
Capital One Financial Corp.
5.700% due 09/15/2011	7,000	7,318
6.150% due 09/01/2016	8,462	8,325
6.250% due 11/15/2013	193	207
6.750% due 09/15/2017	260,000	276,366
7.375% due 05/23/2014	13,000	14,528
Caterpillar Financial Services Corp.
1.033% due 06/24/2011	4,500	4,533
4.850% due 12/07/2012	300	319
5.450% due 04/15/2018	25	26
6.125% due 02/17/2014	7,900	8,673
CBA Capital Trust II
6.024% due 03/29/2049	65	54
Charter One Bank N.A.
6.375% due 05/15/2012	6,350	6,489
Chubb Corp.
6.500% due 05/15/2038	10,000	11,831
Chukchansi Economic Development Authority
8.000% due 11/15/2013	400	318
CIT Group, Inc.
0.704% due 02/13/2012	6,440	4,254
0.734% due 04/27/2011	13,900	9,603
0.782% due 07/28/2011	55,046	38,599
5.000% due 02/01/2015	150	96
5.125% due 09/30/2014 (l)	675	433
6.000% due 02/15/2013	500	236
7.625% due 11/30/2012	11,575	7,545
7.750% due 04/02/2012	4,000	2,523
12.000% due 12/18/2018	37,901	11,370
Citibank N.A.
1.875% due 05/07/2012	31,100	31,327
1.875% due 06/04/2012	15,200	15,312
Citicorp
7.250% due 10/15/2011	12,413	13,183
CitiFinancial, Inc.
6.625% due 06/01/2015	10,000	10,043
Citigroup Capital XXI
8.300% due 12/21/2057	376,631	338,497
Citigroup Funding, Inc.
0.755% due 10/22/2009	14,550	14,553
1.518% due 05/07/2010	173,500	173,670
2.250% due 12/10/2012	62,300	63,207
Citigroup Global Markets Holdings, Inc.
0.603% due 11/02/2009	800	798
Citigroup, Inc.
0.313% due 12/28/2009	184,930	184,677
0.420% due 03/16/2012	35,955	34,210
0.439% due 03/07/2014	21,000	18,789
0.519% due 05/18/2011	106,700	104,112
0.579% due 05/18/2010	237,540	236,519
0.579% due 06/09/2016	39,900	33,232
0.604% due 08/13/2010	1,300	1,292
2.125% due 04/30/2012	32,371	32,851
2.140% due 05/15/2018	300	265
4.125% due 02/22/2010	21,335	21,552
4.625% due 08/03/2010	5,400	5,515
5.000% due 09/15/2014	15,740	15,000
5.100% due 09/29/2011	28,550	29,378
5.125% due 02/14/2011	58,114	59,256
5.250% due 02/27/2012	10,000	10,277
5.300% due 10/17/2012	201,360	207,956
5.500% due 08/27/2012	177,850	183,342
5.500% due 04/11/2013	717,845	735,406
5.625% due 08/27/2012	31,182	31,556
5.850% due 07/02/2013	24,500	24,970
5.875% due 02/22/2033	75	62
6.000% due 02/21/2012	1,100	1,143
6.000% due 08/15/2017	78,042	77,094
6.125% due 11/21/2017	160,940	160,042
6.125% due 05/15/2018	113,870	112,306
6.500% due 08/19/2013	183,793	193,167
7.250% due 10/01/2010	57,934	59,614
8.125% due 07/15/2039	132,965	149,288
8.500% due 05/22/2019	79,780	90,210
CNA Financial Corp.
5.850% due 12/15/2014	38,500	36,433
6.000% due 08/15/2011	28,500	28,640
6.500% due 08/15/2016	6,250	5,904
Comerica Bank
0.336% due 06/30/2010	6,200	6,082
0.517% due 05/24/2011	10,100	9,669
0.564% due 05/10/2010	2,500	2,461
Commonwealth Bank of Australia
2.400% due 01/12/2012	700	713
Countrywide Financial Corp.
0.908% due 05/07/2012	39,000	37,591
4.500% due 06/15/2010	21,816	22,050
5.800% due 06/07/2012	204,469	215,849
6.250% due 05/15/2016	25,000	25,081
Countrywide Home Loans, Inc.
4.000% due 03/22/2011	99,991	101,660
Credit Agricole S.A.
0.422% due 05/28/2010	3,800	3,785
6.637% due 05/29/2049	25,147	18,232
Credit Suisse New York
5.000% due 05/15/2013	230,000	243,695
6.000% due 02/15/2018	103	108
Credit Suisse USA, Inc.
0.640% due 08/15/2010	41,790	41,859
0.640% due 08/16/2011	11,595	11,591
5.125% due 08/15/2015	55	58
5.375% due 03/02/2016	250	264
5.500% due 08/16/2011	400	426
5.500% due 08/15/2013	100	108
6.125% due 11/15/2011	9,300	10,046
7.125% due 07/15/2032	40	48
Danske Bank A/S
2.500% due 05/10/2012	100	101
DBS Bank Ltd.
0.660% due 05/16/2017	22,000	20,481
5.000% due 11/15/2019	8,000	8,006
Deutsche Bank AG
0.740% due 02/17/2015	11,700	10,969
4.875% due 05/20/2013	265,275	282,892
6.000% due 09/01/2017	365,050	394,595
DnB NOR Bank ASA
0.580% due 10/13/2009	10,600	10,595
Duke University
5.150% due 04/01/2019	5,300	5,727
East Lane Re Ltd.
6.483% due 05/06/2011	45,000	44,939
El Paso Performance-Linked Trust
7.750% due 07/15/2011	11,050	11,345
European Investment Bank
4.625% due 05/15/2014	77	84
5.000% due 02/08/2010	171	174
5.125% due 09/13/2016	39	43
Ferrellgas Escrow LLC
6.750% due 05/01/2014	350	335
FIA Card Services N.A.
6.625% due 06/15/2012	10,000	10,729
7.125% due 11/15/2012	23,285	25,185
Fifth Third Bancorp
0.712% due 12/20/2016	29,030	19,558
6.250% due 05/01/2013	100,180	103,441
First Union Capital I
7.935% due 01/15/2027	4,405	4,414
First Union Institutional Capital II
7.850% due 01/01/2027	9,500	9,050
Fleet Capital Trust V
1.292% due 12/18/2028	800	466
FleetBoston Financial Corp.
7.375% due 12/01/2009	20,000	20,184
FNBC 1993-A Pass-Through Trust
8.080% due 01/05/2018	208	229
Ford Motor Credit Co. LLC
2.079% due 01/15/2010	20,330	20,178
3.260% due 01/13/2012 (l)	63,100	56,869
5.549% due 06/15/2011	12,000	11,475
5.700% due 01/15/2010	30,400	30,393
7.000% due 10/01/2013	3,200	3,007
7.250% due 10/25/2011	28,200	27,405
7.375% due 10/28/2009	159,343	159,387
7.375% due 02/01/2011	15,100	15,026
7.500% due 08/01/2012	1,800	1,730

See Accompanying Notes

Schedule of Investments (Cont.)

Total Return Fund

September 30, 2009 (Unaudited)

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
7.800% due 06/01/2012	$1,500	$1,451
7.875% due 06/15/2010	112,628	113,140
8.000% due 12/15/2016	167,919	156,061
8.625% due 11/01/2010	23,300	23,576
9.750% due 09/15/2010	19,015	19,436
12.000% due 05/15/2015	50,000	55,162
Foundation Re II Ltd.
7.190% due 11/26/2010	43,850	43,118
Fresenius U.S. Finance II, Inc.
9.000% due 07/15/2015	1,600	1,752
GATX Financial Corp.
5.500% due 02/15/2012	7,080	7,285
6.273% due 06/15/2011	10,355	10,662
General Electric Capital Corp.
0.330% due 03/12/2010	400	400
0.422% due 06/20/2014	38,000	30,950
0.432% due 12/20/2013	5,000	4,469
0.510% due 08/15/2011	4,400	4,293
0.592% due 04/28/2011	39,970	38,911
0.661% due 05/11/2016	4,700	3,956
0.674% due 07/27/2012	9,325	8,906
0.748% due 01/08/2016	82,900	70,574
0.768% due 10/06/2015	13,500	11,559
0.852% due 05/05/2026	29,950	23,656
0.933% due 02/01/2011	6,000	5,976
1.800% due 03/11/2011	1,400	1,418
2.000% due 09/28/2012	100	101
2.200% due 06/08/2012	400	406
2.250% due 03/12/2012	403	411
2.625% due 12/28/2012	600	615
4.000% due 05/15/2010	100	100
4.250% due 06/15/2012	1,596	1,648
5.400% due 02/15/2017	6,400	6,392
5.625% due 09/15/2017	65	66
5.625% due 05/01/2018	1,485	1,480
5.875% due 01/14/2038	547,687	503,922
6.000% due 06/15/2012	1,005	1,077
6.375% due 11/15/2067	249,800	207,019
6.750% due 03/15/2032	250	256
6.875% due 01/10/2039	241,435	253,678
8.125% due 05/15/2012	250	280
Genworth Financial, Inc.
6.500% due 06/15/2034	160	127
6.515% due 05/22/2018	15,000	12,867
Genworth Global Funding Trusts
0.459% due 12/15/2010	6,160	5,778
0.580% due 05/15/2012	12,000	10,408
0.699% due 04/15/2014	500	394
Glitnir Banki HF
4.762% due 04/20/2010 (a)	1,800	450
GMAC LLC
6.000% due 04/01/2011	15,000	14,050
6.000% due 12/15/2011	100	92
6.500% due 12/15/2018	200	123
6.700% due 06/15/2018	100	63
6.850% due 04/15/2016	200	133
6.875% due 09/15/2011	3,900	3,672
7.000% due 02/15/2018	100	62
7.200% due 10/15/2017	125	80
7.250% due 09/15/2017	200	130
7.375% due 04/15/2018	100	65
Golden West Financial Corp.
4.750% due 10/01/2012	100	103
Goldman Sachs Capital I
6.345% due 02/15/2034	750	691
Goldman Sachs Capital II
5.793% due 12/29/2049	25,200	18,270
Goldman Sachs Group, Inc.
0.369% due 12/23/2009	34,000	34,010
0.383% due 06/28/2010	64,000	64,014
0.520% due 11/16/2009	59,830	59,842
0.548% due 03/02/2010	69,384	69,524
0.583% due 06/28/2010	28,220	28,268
0.651% due 02/06/2012	77,965	76,748
0.692% due 08/05/2011	1,600	1,585
0.739% due 03/22/2016	34,600	32,683
0.882% due 09/29/2014	12,500	11,789
0.905% due 07/22/2015	6,000	5,592
0.959% due 10/07/2011	2,700	2,667
1.010% due 01/12/2015	20,000	19,169
1.625% due 07/15/2011	262	265
3.625% due 08/01/2012	120	123
4.750% due 07/15/2013	500	522
5.000% due 01/15/2011	11,500	11,941
5.250% due 04/01/2013	82	87
5.250% due 10/15/2013	4,915	5,224
5.300% due 02/14/2012	11,630	12,294
5.350% due 01/15/2016	16,955	17,538
5.450% due 11/01/2012	446	478
5.500% due 11/15/2014	148	157
5.625% due 01/15/2017	450	454
5.700% due 09/01/2012	2,325	2,511
5.750% due 10/01/2016	1,200	1,259
5.950% due 01/18/2018	304,065	315,974
6.125% due 02/15/2033	20,010	21,463
6.150% due 04/01/2018	314,785	331,674
6.250% due 09/01/2017	418,300	443,104
6.450% due 05/01/2036	155	155
6.600% due 01/15/2012	12,975	14,098
6.750% due 10/01/2037	329,674	341,319
6.875% due 01/15/2011	195	207
7.350% due 10/01/2009	150	150
7.500% due 02/15/2019	37,150	42,559
Hartford Life Global Funding Trusts
0.479% due 06/16/2014	400	298
0.490% due 11/15/2009	15,500	15,429
HBOS Capital Funding LP
6.071% due 06/29/2049	10,000	5,800
HBOS PLC
6.750% due 05/21/2018	250,600	223,849
HCP, Inc.
5.650% due 12/15/2013	2,530	2,506
5.950% due 09/15/2011	12,350	12,693
6.000% due 01/30/2017	1,700	1,591
6.300% due 09/15/2016	13,000	12,533
6.700% due 01/30/2018	27,900	26,885
Health Care REIT, Inc.
5.875% due 05/15/2015	5,000	4,762
Heller Financial, Inc.
7.375% due 11/01/2009	300	301
HSBC Bank USA N.A.
0.430% due 12/14/2009	9,700	9,702
4.625% due 04/01/2014	75	78
5.875% due 11/01/2034	3,000	3,075
6.000% due 08/09/2017	13,900	14,696
HSBC Capital Funding LP
4.610% due 12/29/2049	400	314
9.547% due 12/29/2049	43,400	44,268
10.176% due 12/29/2049	66,160	76,499
HSBC Finance Capital Trust IX
5.911% due 11/30/2035	2,300	1,748
HSBC Finance Corp.
0.380% due 03/12/2010	5,100	5,084
0.564% due 10/21/2009	73,700	73,701
0.649% due 09/14/2012	8,500	8,061
0.674% due 08/09/2011	11,900	11,555
0.714% due 05/10/2010	39,205	39,054
0.720% due 11/16/2009	86,979	87,018
0.759% due 01/15/2014	16,900	15,571
0.791% due 06/01/2016	28,100	25,036
4.625% due 09/15/2010	278	285
5.700% due 06/01/2011	230	239
7.000% due 05/15/2012	315	341
HSBC Holdings PLC
6.500% due 05/02/2036	191,900	208,581
6.500% due 09/15/2037	110,600	120,028
HSBC USA, Inc.
3.125% due 12/16/2011	1,200	1,247
ICICI Bank Ltd.
1.050% due 01/12/2010	1,800	1,764
ILFC E-Capital Trust I
5.900% due 12/21/2065	8,521	4,388
ILFC E-Capital Trust II
6.250% due 12/21/2065	18,380	9,466
ING Bank NV
2.625% due 02/09/2012	13,700	13,941
3.900% due 03/19/2014	2,200	2,268
Inter-American Development Bank
7.375% due 01/15/2010	350	357
International Bank for Reconstruction & Development
5.000% due 04/01/2016	69	76
International Lease Finance Corp.
0.627% due 05/24/2010	85,035	81,016
0.860% due 07/13/2012	10,630	8,355
0.909% due 01/15/2010	42,230	41,251
0.927% due 07/01/2011	50,000	43,682
4.150% due 01/20/2015	92,000	90,574
4.375% due 11/01/2009	2,000	1,991
4.750% due 01/13/2012	10,677	9,061
4.875% due 09/01/2010	121,456	113,912
4.950% due 02/01/2011	10,900	9,984
5.000% due 04/15/2010	23,155	22,490
5.000% due 09/15/2012	5,000	4,015
5.125% due 11/01/2010	43,404	40,653
5.250% due 01/10/2013	15,000	12,101
5.300% due 05/01/2012	25,300	21,277
5.350% due 03/01/2012	20,000	17,010
5.400% due 02/15/2012	31,794	27,337
5.450% due 03/24/2011	35,975	33,174
5.625% due 09/15/2010	49,690	47,429
5.625% due 09/20/2013	115	88
5.750% due 06/15/2011	69,031	62,908
5.875% due 05/01/2013	5,000	3,937
6.375% due 03/25/2013	350	281
6.625% due 11/15/2013	15,000	11,908
iStar Financial, Inc.
5.150% due 03/01/2012	10,000	6,050
5.800% due 03/15/2011	400	288
5.950% due 10/15/2013	10,000	5,800

See Accompanying Notes

Schedule of Investments (Cont.)

Total Return Fund

September 30, 2009 (Unaudited)

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
Jackson National Life Funding LLC
0.746% due 08/06/2011	$31,600	$29,226
John Deere Capital Corp.
1.052% due 06/10/2011	2,200	2,215
4.950% due 12/17/2012	15	16
5.650% due 07/25/2011	9,000	9,649
7.000% due 03/15/2012	175	195
JPMorgan Chase & Co.
0.365% due 06/25/2010	1,300	1,301
0.410% due 06/25/2012	28,300	27,886
0.417% due 12/21/2011	2,500	2,480
0.508% due 05/07/2010	6,600	6,603
0.550% due 05/16/2011	11,600	11,556
0.633% due 11/01/2012	3,500	3,440
0.684% due 01/17/2011	19,075	19,063
0.785% due 10/02/2009	68,100	68,100
3.125% due 12/01/2011	400	415
4.500% due 01/15/2012	4,000	4,180
4.750% due 05/01/2013	753	798
4.750% due 03/01/2015	300	313
4.875% due 03/15/2014	645	661
5.125% due 09/15/2014	14,015	14,623
5.250% due 05/01/2015	700	713
5.600% due 06/01/2011	132	140
5.750% due 01/02/2013	40,135	42,881
6.000% due 01/15/2018	157,485	169,310
6.125% due 06/27/2017	15	16
6.300% due 04/23/2019	21,000	22,968
6.400% due 05/15/2038	36,736	41,270
6.625% due 03/15/2012	1,300	1,420
7.000% due 11/15/2009	6,645	6,683
7.875% due 06/15/2010	80	84
JPMorgan Chase & Co. CPI Linked Bond
1.721% due 02/15/2012	600	578
JPMorgan Chase Bank N.A.
0.630% due 06/13/2016	30,565	28,473
5.875% due 06/13/2016	20	21
6.000% due 10/01/2017	323,300	340,570
JPMorgan Chase Capital XV
5.875% due 03/15/2035	12,135	10,822
JPMorgan Chase Capital XX
6.550% due 09/15/2066	37,900	35,315
JPMorgan Chase Capital XXI
1.433% due 02/02/2037	24,000	16,017
JPMorgan Chase Capital XXIII
1.440% due 05/15/2077	4,278	2,852
KeyBank N.A.
2.598% due 06/02/2010	292,100	290,755
7.413% due 05/06/2015	91,450	91,744
KeyCorp
6.500% due 05/14/2013	100,000	102,482
Kimco Realty Corp.
5.700% due 05/01/2017	2,000	1,876
Kreditanstalt fuer Wiederaufbau
4.875% due 06/17/2019	60,000	65,392
Landwirtschaftliche Rentenbank
4.875% due 11/16/2015	175	191
LeasePlan Corp. NV
3.000% due 05/07/2012	205,000	209,863
Lehman Brothers Holdings, Inc.
2.907% due 11/16/2009 (a)	25,870	4,463
2.951% due 05/25/2010 (a)	108,850	18,777
3.011% due 12/23/2010 (a)	100	17
3.950% due 11/10/2009 (a)	100	18
5.625% due 01/24/2013 (a)	152,570	27,653
5.750% due 01/03/2017 (a)	200	0
6.200% due 09/26/2014 (a)	49,670	8,692
6.625% due 01/18/2012 (a)	350	61
6.750% due 12/28/2017 (a)	20,000	2
6.875% due 05/02/2018 (a)	122,732	22,399
7.000% due 04/16/2019 (a)	90	11
7.500% due 05/11/2038 (a)	85,000	8
7.875% due 11/01/2009 (a)	65	11
Liberty Mutual Group, Inc.
5.750% due 03/15/2014	10,200	9,614
Lincoln National Corp.
0.380% due 03/12/2010	31,900	31,516
Lloyds Banking Group PLC
5.920% due 09/29/2049	37,900	21,792
6.657% due 01/29/2049	200	122
Longpoint Re Ltd.
5.549% due 05/08/2010	87,500	87,500
M&I Marshall & Ilsley Bank
5.250% due 09/04/2012	125	111
Macquarie Bank Ltd.
2.600% due 01/20/2012	200,000	205,511
3.300% due 07/17/2014	177,300	179,727
Marsh & McLennan Cos., Inc.
5.375% due 07/15/2014	21,000	21,886
5.750% due 09/15/2015	83,000	87,636
9.250% due 04/15/2019	12,250	15,377
Marshall & Ilsley Corp.
5.350% due 04/01/2011	4,745	4,587
MBNA Capital B
1.283% due 02/01/2027	10,900	6,790
MBNA Corp.
6.125% due 03/01/2013	20,100	21,137
Mellon Funding Corp.
5.000% due 12/01/2014	100	108
Mercantile Bankshares Corp.
4.625% due 04/15/2013	3,390	3,366
Merrill Lynch & Co., Inc.
0.356% due 03/23/2010	6,410	6,406
0.389% due 03/23/2010	26,500	26,460
0.410% due 12/04/2009	16,775	16,776
0.544% due 06/05/2012	128,460	123,605
0.640% due 02/15/2011	37,250	36,314
0.683% due 11/01/2011	123,800	120,069
0.684% due 01/07/2010	199,800	199,777
0.692% due 02/05/2010	68,274	68,294
0.704% due 07/25/2011	147,030	143,159
0.969% due 01/15/2015	30,900	27,854
2.709% due 05/12/2010	183,145	185,512
4.250% due 02/08/2010	12,960	13,118
5.000% due 01/15/2015	2,700	2,730
5.450% due 02/05/2013	114	118
5.450% due 07/15/2014	30	31
5.700% due 05/02/2017	10	10
6.050% due 08/15/2012	540,938	577,397
6.150% due 04/25/2013	30,000	31,778
6.220% due 09/15/2026	115	109
6.400% due 08/28/2017	199,810	202,683
6.750% due 06/01/2028	115	117
6.875% due 04/25/2018	592,595	624,239
7.750% due 05/14/2038	325	367
MetLife, Inc.
5.375% due 12/15/2012	200	213
6.400% due 12/15/2066	70,400	60,544
Metropolitan Life Global Funding I
0.480% due 05/17/2010	23,900	23,855
0.549% due 03/15/2012	400	381
5.125% due 11/09/2011	4,325	4,543
5.125% due 04/10/2013	106,500	110,546
Mizuho Financial Group Cayman Ltd.
8.375% due 01/29/2049	200	202
Monumental Global Funding Ltd.
0.679% due 06/15/2011	60,000	56,025
5.500% due 04/22/2013	52,400	53,599
Morgan Stanley
0.364% due 05/07/2010	41,745	41,698
0.490% due 04/19/2012	50,500	49,065
0.568% due 05/07/2010	58,650	58,591
0.599% due 01/15/2010	74,290	74,261
0.760% due 01/18/2011	133,800	132,576
0.788% due 01/09/2012	70,950	69,091
0.789% due 01/15/2010	21,830	21,832
0.838% due 01/09/2014	26,580	24,756
0.960% due 10/18/2016	112,400	100,534
0.989% due 10/15/2015	41,920	38,401
2.250% due 03/13/2012	365	372
2.550% due 05/14/2010	360,200	364,213
2.900% due 12/01/2010	1,000	1,026
3.250% due 12/01/2011	100	104
4.250% due 05/15/2010	2,500	2,542
4.750% due 04/01/2014	6,159	6,122
5.050% due 01/21/2011	16,000	16,556
5.300% due 03/01/2013	6,529	6,849
5.375% due 10/15/2015	4,500	4,651
5.550% due 04/27/2017	2,995	2,989
5.625% due 01/09/2012	1,604	1,701
5.750% due 08/31/2012	312,375	334,575
5.750% due 10/18/2016	17,600	17,894
5.950% due 12/28/2017	113,200	115,440
6.000% due 05/13/2014	100	107
6.000% due 04/28/2015	119,200	126,404
6.250% due 08/28/2017	33,400	34,821
6.250% due 08/09/2026	225	232
6.600% due 04/01/2012	1,490	1,620
6.625% due 04/01/2018	13,700	14,510
6.750% due 04/15/2011	12,624	13,466
7.300% due 05/13/2019	425	468
MUFG Capital Finance 1 Ltd.
6.346% due 07/29/2049	22,300	20,632
Mystic Re Ltd.
10.361% due 06/07/2011	12,200	12,331
National Australia Bank Ltd.
0.482% due 06/19/2017	75,000	71,228
0.512% due 06/29/2016	10,000	9,582
0.914% due 02/08/2010	70,300	70,295
5.350% due 06/12/2013	186,330	198,875
National City Bank
0.387% due 06/18/2010	1,900	1,890
0.649% due 12/15/2016	8,090	6,757
0.684% due 06/07/2017	10,000	8,031
4.250% due 01/29/2010	2,200	2,212
4.500% due 03/15/2010	15,278	15,475
4.625% due 05/01/2013	8,400	8,354
6.200% due 12/15/2011	30,600	32,696
National City Bank of Kentucky
6.300% due 02/15/2011	2,625	2,736

See Accompanying Notes

Schedule of Investments (Cont.)

Total Return Fund

September 30, 2009 (Unaudited)

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
National Rural Utilities Cooperative Finance Corp.
7.250% due 03/01/2012	$140	$155
10.375% due 11/01/2018	252	334
National Westminster Bank PLC
7.375% due 10/01/2009	3,300	3,300
Nationwide Health Properties, Inc.
6.500% due 07/15/2011	13,000	13,407
Nationwide Life Global Funding I
0.631% due 05/19/2010	46,400	45,618
5.450% due 10/02/2012	6,900	6,857
New York Community Bank
3.000% due 12/16/2011	200	206
New York Life Global Funding
4.650% due 05/09/2013	14,600	15,388
Nippon Life Insurance Co.
4.875% due 08/09/2010	2,500	2,544
Nordea Bank Sweden AB
8.950% due 11/29/2049	28,000	27,020
Northern Rock PLC
0.590% due 10/20/2009	5,000	4,996
5.625% due 06/22/2017	12,500	11,514
NSG Holdings LLC
7.750% due 12/15/2025	800	720
ORIX Corp.
5.480% due 11/22/2011	20,000	19,047
Osiris Capital PLC
3.359% due 01/15/2010	19,300	19,294
Pacific Life Global Funding
0.519% due 06/22/2011	17,406	16,172
5.150% due 04/15/2013	11,700	12,249
Pearson Dollar Finance PLC
5.700% due 06/01/2014	5,000	5,262
Pearson Dollar Finance Two PLC
5.500% due 05/06/2013	25,000	26,037
6.250% due 05/06/2018	28,000	29,636
Petroleum Export Ltd.
5.265% due 06/15/2011	16,245	15,863
PMI Group, Inc.
6.000% due 09/15/2016	9,500	6,144
PNC Bank N.A.
0.933% due 02/01/2010	10,000	9,926
PNC Funding Corp.
0.628% due 01/31/2012	9,000	8,685
5.125% due 12/14/2010	150	156
PNC Preferred Funding Trust I
8.700% due 03/29/2049	100	95
Premium Asset Trust
0.798% due 10/08/2009	44,950	44,918
Pricoa Global Funding I
0.591% due 01/30/2012	3,100	2,936
1.130% due 06/04/2010	4,600	4,572
5.300% due 09/27/2013	21,000	21,132
Princeton University
4.950% due 03/01/2019	6,800	7,277
5.700% due 03/01/2039	10,000	11,047
Principal Life Income Funding Trusts
0.600% due 11/15/2010	1,000	980
5.100% due 04/15/2014	100	103
5.300% due 04/24/2013	148,900	152,927
5.550% due 04/27/2015	237,300	239,264
Progressive Corp.
6.700% due 06/15/2067	200	172
Protective Life Secured Trusts
0.411% due 11/09/2010	1,000	905
Prudential Financial, Inc.
0.520% due 06/10/2013	20,000	18,374
6.000% due 12/01/2017	40,000	40,605
6.100% due 06/15/2017	307	309
6.625% due 12/01/2037	8,200	8,400
Rabobank Nederland NV
11.000% due 06/29/2049	234,986	288,662
RBS Capital Trust I
4.709% due 12/29/2049	500	238
Regions Bank
7.500% due 05/15/2018	127,661	116,302
Regions Financial Corp.
0.453% due 06/26/2012	5,400	4,633
6.375% due 05/15/2012	125	117
Residential Reinsurance 2007 Ltd.
6.361% due 06/07/2010	12,500	12,641
7.611% due 06/07/2010	12,500	12,668
8.111% due 06/07/2010	12,500	12,708
10.611% due 06/07/2010	1,500	1,537
Residential Reinsurance 2008 Ltd.
7.111% due 06/06/2011	16,000	15,464
Resona Bank Ltd.
5.850% due 09/29/2049	37,950	32,870
Royal Bank of Canada
5.650% due 07/20/2011	125	134
Royal Bank of Scotland Group PLC
0.854% due 04/08/2011	2,100	2,106
2.625% due 05/11/2012	41,400	42,048
4.875% due 08/25/2014	42,400	43,107
5.000% due 10/01/2014	4,200	3,804
5.050% due 01/08/2015	25	22
6.375% due 02/01/2011	9,110	9,120
6.990% due 10/29/2049	91,500	47,639
7.640% due 03/29/2049	130,175	63,861
7.648% due 08/29/2049	10,195	5,720
9.118% due 03/31/2049	89,000	82,334
Santander Issuances S.A. Unipersonal
5.911% due 06/20/2016	7,900	7,848
Santander Perpetual S.A. Unipersonal
6.671% due 10/29/2049	215,300	189,656
Santander U.S. Debt S.A. Unipersonal
0.374% due 11/20/2009	161,000	161,012
Simon Property Group LP
4.600% due 06/15/2010	8,000	8,082
5.100% due 06/15/2015	200	200
5.250% due 12/01/2016	11,700	11,555
5.600% due 09/01/2011	5,000	5,208
5.750% due 12/01/2015	1,200	1,229
5.875% due 03/01/2017	8,000	8,173
6.100% due 05/01/2016	10,000	10,295
6.125% due 05/30/2018	2,000	2,019
SLM Corp.
0.310% due 03/15/2010	12,598	12,070
0.499% due 03/15/2011	72,720	65,511
0.693% due 01/31/2014	400	239
0.723% due 01/01/2014	7,701	4,463
0.734% due 10/25/2011	140,700	118,020
0.804% due 01/27/2014	3,390	2,141
4.000% due 01/15/2010	6,500	6,458
5.000% due 10/01/2013	7,600	6,056
5.125% due 08/27/2012	18,125	15,521
5.140% due 06/15/2016	100,000	58,297
5.375% due 01/15/2013	12,920	10,781
5.375% due 05/15/2014	2,100	1,609
5.400% due 10/25/2011	4,270	3,942
8.450% due 06/15/2018	64,000	51,131
SLM Corp. CPI Linked Bond
0.053% due 03/15/2012	2,000	1,469
0.698% due 11/21/2013	270	155
SMFG Preferred Capital USD 1 Ltd.
6.078% due 01/29/2049	114,000	100,146
Societe Generale
5.922% due 04/29/2049	1,800	1,298
Source One Mortgage Corp.
9.000% due 06/01/2012	9,200	9,911
Sovereign Bank
8.750% due 05/30/2018	10,000	11,549
State Street Capital Trust III
8.250% due 03/15/2042	11,700	11,462
State Street Capital Trust IV
1.299% due 06/01/2077	65,500	42,521
State Street Corp.
7.650% due 06/15/2010	175	181
Suffield CLO Ltd.
1.059% due 09/26/2014	1,728	1,644
Sumitomo Mitsui Banking Corp.
5.625% due 07/29/2049	100	95
Sun Life Financial Global Funding LP
0.748% due 07/06/2011	47,400	44,941
0.828% due 07/06/2010	46,191	45,598
SunTrust Bank
0.529% due 05/21/2012	9,050	8,251
3.000% due 11/16/2011	2,000	2,072
6.375% due 04/01/2011	200	207
SunTrust Banks, Inc.
5.250% due 11/05/2012	1,045	1,079
Svensk ExportKredit AB
4.875% due 09/29/2011	125	133
5.125% due 03/01/2017	75	81
Svenska Handelsbanken AB
1.300% due 09/14/2012	51,000	50,752
Swedbank AB
2.800% due 02/10/2012	1,500	1,527
TD North America LP
0.728% due 10/15/2009	16,000	15,994
TNK-BP Finance S.A.
6.125% due 03/20/2012	39,300	39,005
7.500% due 03/13/2013	50,000	50,690
Toll Road Investors Partnership II LP
0.000% due 02/15/2045	1,010	82
Toyota Motor Credit Corp.
4.250% due 03/15/2010	500	507
TransCapitalInvest Ltd. for OJSC AK Transneft
6.103% due 06/27/2012	27,450	28,155
7.700% due 08/07/2013	1,000	1,058
8.700% due 08/07/2018	75,200	82,209
Travelers Cos., Inc.
6.250% due 06/15/2037	125	141
Travelers Property Casualty Corp.
5.000% due 03/15/2013	70	72
6.375% due 03/15/2033	33	38
U.S. Bancorp
0.646% due 04/27/2012	14,750	14,851
0.879% due 02/04/2010	5,740	5,750
4.500% due 07/29/2010	150	155

See Accompanying Notes

Schedule of Investments (Cont.)

Total Return Fund

September 30, 2009 (Unaudited)

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
U.S. Bank N.A.
6.375% due 08/01/2011	$3,000	$3,243
UBS AG
1.392% due 05/05/2010	5,900	5,913
5.750% due 04/25/2018	147,450	150,101
5.875% due 12/20/2017	184,000	188,661
UBS Paine Webber Group, Inc.
7.625% due 12/01/2009	100	101
UBS Preferred Funding Trust I
8.622% due 10/29/2049	58,900	54,265
UBS Preferred Funding Trust II
7.247% due 06/29/2049	8,000	6,701
UBS Preferred Funding Trust V
6.243% due 05/29/2049	20,175	15,373
UFJ Finance Aruba AEC
6.750% due 07/15/2013	3,700	4,116
Union Planters Corp.
7.750% due 03/01/2011	500	491
Universal City Development Partners
11.750% due 04/01/2010	1,400	1,414
USB Capital IX
6.189% due 10/29/2049	30,800	23,947
USB Realty Corp.
6.091% due 12/29/2049	38,000	26,600
Ventas Realty LP
6.500% due 06/01/2016	1,100	1,073
6.750% due 04/01/2017	190	187
7.125% due 06/01/2015	74	74
Vita Capital III Ltd.
1.697% due 01/01/2011	8,000	7,536
VTB Capital S.A.
2.183% due 11/02/2009	5,000	4,975
6.875% due 05/29/2018	15,000	14,850
Wachovia Bank N.A.
0.418% due 12/02/2010	125,950	126,025
0.453% due 05/25/2010	41,900	41,915
0.629% due 03/15/2016	200	179
0.863% due 11/03/2014	5,200	4,733
5.600% due 03/15/2016	19,800	20,059
6.600% due 01/15/2038	10,127	11,154
7.800% due 08/18/2010	6,750	7,118
Wachovia Capital Trust I
7.640% due 01/15/2027	1,370	1,114
Wachovia Capital Trust III
5.800% due 03/29/2049	158,615	111,824
Wachovia Capital Trust V
7.965% due 06/01/2027	5,361	4,494
Wachovia Corp.
0.411% due 12/01/2009	191,320	191,335
0.419% due 03/15/2011	48,900	48,582
0.511% due 06/01/2010	36,725	36,623
0.511% due 03/01/2012	43,975	43,017
0.574% due 07/26/2010	6,525	6,511
0.633% due 04/23/2012	47,175	46,199
0.639% due 10/15/2011	112,325	110,791
0.673% due 08/01/2013	14,050	13,437
0.831% due 10/28/2015	5,500	4,949
0.879% due 10/15/2016	58,870	52,036
2.253% due 05/01/2013	25,000	25,306
4.875% due 02/15/2014	21,280	21,706
5.300% due 10/15/2011	49,245	52,209
5.500% due 05/01/2013	165,569	177,356
5.500% due 08/01/2035	85	77
5.625% due 10/15/2016	92,200	96,453
5.700% due 08/01/2013	19,650	20,998
5.750% due 06/15/2017	22,525	23,839
5.750% due 02/01/2018	414,080	438,970
Wachovia Mortgage FSB
4.125% due 12/15/2009	100	101
Wells Fargo & Co.
0.349% due 03/23/2010	100,180	100,191
0.610% due 01/12/2011	10,000	9,984
0.645% due 08/20/2010	15	15
0.702% due 10/28/2015	24,000	21,958
0.926% due 01/29/2010	76,600	76,739
3.000% due 12/09/2011	1,500	1,555
4.375% due 01/31/2013	22,050	22,794
4.625% due 08/09/2010	25,000	25,828
5.000% due 11/15/2014	100	103
5.125% due 09/01/2012	300	317
5.250% due 10/23/2012	1,000	1,068
5.625% due 12/11/2017	2,575	2,709
Wells Fargo Bank N.A.
0.650% due 05/16/2016	300	260
4.750% due 02/09/2015	36,700	37,268
6.450% due 02/01/2011	5,672	5,977
Wells Fargo Capital X
5.950% due 12/15/2086	16,700	14,571
Wells Fargo Capital XIII
7.700% due 12/29/2049	222,254	196,695
Westpac Banking Corp.
3.250% due 12/16/2011	7,600	7,879
XL Capital Finance Europe PLC
6.500% due 01/15/2012	10,000	10,232
XL Capital Ltd.
5.250% due 09/15/2014	1,600	1,573
Xstrata Finance Canada Ltd.
5.500% due 11/16/2011	11,250	11,708
5.800% due 11/15/2016	1,000	985
ZFS Finance USA Trust I
5.875% due 05/09/2062	146	119

		33,249,130

INDUSTRIALS 4.9%
Abbott Laboratories
5.875% due 05/15/2016	140	156
Aetna, Inc.
6.000% due 06/15/2016	15,000	15,849
6.500% due 09/15/2018	12,000	13,012
AIG SunAmerica Global Financing VI
6.300% due 05/10/2011	45,050	44,506
Alcoa, Inc.
5.550% due 02/01/2017	4,200	4,085
5.870% due 02/23/2022	2,000	1,738
6.000% due 07/15/2013	25,000	26,127
6.750% due 07/15/2018	38,700	38,860
Altria Group, Inc.
9.250% due 08/06/2019	9,200	11,261
9.700% due 11/10/2018	64,525	80,271
9.950% due 11/10/2038	185	252
America Movil SAB de C.V.
5.625% due 11/15/2017	25	26
America West Airlines LLC
6.870% due 01/02/2017	1,238	1,056
American Airlines Pass-Through Trust 2001-02
6.978% due 10/01/2012	8,898	8,809
American Airlines Pass-Through Trust 2009-1A
10.375% due 07/02/2019	3,625	3,965
AmeriGas Partners LP
7.250% due 05/20/2015	800	784
AmerisourceBergen Corp.
5.625% due 09/15/2012	10,000	10,615
Amgen, Inc.
5.700% due 02/01/2019	28,026	30,864
5.850% due 06/01/2017	15,000	16,527
6.150% due 06/01/2018	4,500	5,098
6.375% due 06/01/2037	417	477
6.400% due 02/01/2039	30,015	34,527
6.900% due 06/01/2038	7,686	9,389
Anadarko Petroleum Corp.
6.125% due 03/15/2012	1,800	1,902
6.950% due 06/15/2019	55	61
Anheuser-Busch Cos., Inc.
5.500% due 01/15/2018	9,100	9,321
Anheuser-Busch InBev Worldwide, Inc.
5.375% due 11/15/2014	370	395
6.875% due 11/15/2019	325	368
Apache Corp.
7.950% due 04/15/2026	150	194
Arrow Electronics, Inc.
6.000% due 04/01/2020	15,000	15,017
AstraZeneca PLC
5.400% due 09/15/2012	25	27
5.900% due 09/15/2017	69,200	77,571
6.450% due 09/15/2037	88,900	104,999
AutoZone, Inc.
4.750% due 11/15/2010	200	204
5.500% due 11/15/2015	10,050	10,677
5.875% due 10/15/2012	4,800	5,139
6.500% due 01/15/2014	40,000	43,508
6.950% due 06/15/2016	1,000	1,095
7.125% due 08/01/2018	27,000	29,962
Avnet, Inc.
6.625% due 09/15/2016	2,000	2,106
Avon Products, Inc.
5.125% due 01/15/2011	10,000	10,374
6.500% due 03/01/2019	28,300	32,285
Baker Hughes, Inc.
6.875% due 01/15/2029	100	119
Baxter International, Inc.
5.375% due 06/01/2018	10,000	10,856
Berry Plastics Corp.
5.259% due 02/15/2015	1,100	1,018
BHP Billiton Finance USA Ltd.
4.800% due 04/15/2013	145	155
5.125% due 03/29/2012	10,000	10,798
5.250% due 12/15/2015	82	89
Biomet, Inc.
10.000% due 10/15/2017	925	990
10.375% due 10/15/2017 (e)	4,500	4,804
Black & Decker Corp.
5.750% due 11/15/2016	20,000	20,014
8.950% due 04/15/2014	40,000	47,065
Boeing Co.
3.500% due 02/15/2015	115	118
8.750% due 08/15/2021	50	68
Boston Scientific Corp.
4.250% due 01/12/2011	575	582
5.125% due 01/12/2017	1,000	944
5.450% due 06/15/2014	2,000	2,015
6.000% due 06/15/2011	5,000	5,162
6.400% due 06/15/2016	2,000	2,038

See Accompanying Notes

Schedule of Investments (Cont.)

Total Return Fund

September 30, 2009 (Unaudited)

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
Brown-Forman Corp.
0.697% due 04/01/2010	$14,000	$14,000
Brunswick Corp.
11.750% due 08/15/2013	18,000	18,765
Burlington Northern Santa Fe Corp.
7.290% due 06/01/2036	55	67
Campbell Soup Co.
4.500% due 02/15/2019	1,200	1,234
Canadian National Railway Co.
6.250% due 08/01/2034	100	116
Canadian Natural Resources Ltd.
4.900% due 12/01/2014	90	95
5.700% due 05/15/2017	590	628
6.250% due 03/15/2038	20,000	21,386
6.500% due 02/15/2037	25,000	27,745
6.700% due 07/15/2011	12,860	13,885
Cardinal Health, Inc.
5.800% due 10/15/2016	23,000	24,037
6.000% due 06/15/2017	10,600	11,179
Cascades, Inc.
7.250% due 02/15/2013	7,450	7,338
Caterpillar, Inc.
5.700% due 08/15/2016	100	107
6.050% due 08/15/2036	100	110
CBS Corp.
5.625% due 08/15/2012	15,000	15,571
Celestica, Inc.
7.625% due 07/01/2013	1,500	1,534
Centex Corp.
5.250% due 06/15/2015	4,500	4,466
5.700% due 05/15/2014	1,500	1,530
6.500% due 05/01/2016	6,000	6,120
Chart Industries, Inc.
9.125% due 10/15/2015	800	804
Chesapeake Energy Corp.
7.250% due 12/15/2018	3,000	2,850
9.500% due 02/15/2015	3,685	3,897
Cie Generale de Geophysique-Veritas
9.500% due 05/15/2016	15	16
CIGNA Corp.
6.350% due 03/15/2018	20,000	20,087
Cisco Systems, Inc.
5.250% due 02/22/2011	500	527
5.500% due 02/22/2016	100	110
CITIC Resources Finance 2007 Ltd.
6.750% due 05/15/2014	17,900	17,094
Citigroup Global Markets Deutschland AG for OAO Gazprom
10.500% due 10/21/2009	161,670	162,495
CoBank ACB
7.875% due 04/16/2018	4,900	4,778
CODELCO, Inc.
6.150% due 10/24/2036	23,200	24,148
Colgate-Palmolive Co.
5.980% due 04/25/2012	150	164
Colorado Interstate Gas Co.
6.850% due 06/15/2037	250	258
Comcast Cable Communications Holdings, Inc.
8.375% due 03/15/2013	345	401
Comcast Cable Communications LLC
6.750% due 01/30/2011	250	266
7.125% due 06/15/2013	400	452
Comcast Corp.
5.700% due 05/15/2018	60	63
5.700% due 07/01/2019	15	16
5.850% due 01/15/2010	420	426
5.850% due 11/15/2015	325	357
5.900% due 03/15/2016	5,000	5,382
6.300% due 11/15/2017	390	428
6.450% due 03/15/2037	22,000	23,379
6.500% due 01/15/2017	238	262
6.550% due 07/01/2039	120	129
7.050% due 03/15/2033	725	825
Commercial Metals Co.
6.500% due 07/15/2017	15,660	15,643
7.350% due 08/15/2018	13,000	13,747
Community Health Systems, Inc.
8.875% due 07/15/2015	2,500	2,569
Compagnie Générale de Géophysique-Veritas
7.750% due 05/15/2017	2,000	1,995
Computer Sciences Corp.
5.000% due 02/15/2013	5,000	5,201
5.500% due 03/15/2013	2,000	2,115
6.500% due 03/15/2018	25,045	27,633
ConocoPhillips
5.900% due 10/15/2032	300	321
Continental Airlines, Inc.
6.503% due 12/15/2012	9,220	8,805
6.820% due 05/01/2018	4,904	4,331
7.487% due 10/02/2010	1,215	1,191
7.707% due 10/02/2022	2,640	2,455
9.000% due 07/08/2016	3,750	3,987
Con-way, Inc.
7.250% due 01/15/2018	19,000	19,369
Costco Wholesale Corp.
5.500% due 03/15/2017	100	110
Coventry Health Care, Inc.
6.125% due 01/15/2015	7,500	7,242
Cox Communications, Inc.
5.450% due 12/15/2014	40	43
6.450% due 12/01/2036	5,000	5,146
CRH America, Inc.
8.125% due 07/15/2018	10,000	11,261
Crown Americas LLC
7.625% due 11/15/2013	1,075	1,091
CSX Corp.
5.600% due 05/01/2017	21,200	22,269
6.250% due 03/15/2018	5,852	6,357
6.750% due 03/15/2011	10,000	10,706
CVS Caremark Corp.
0.661% due 06/01/2010	138,040	138,167
5.750% due 08/15/2011	16,000	17,116
6.125% due 08/15/2016	6,745	7,409
Cytec Industries, Inc.
4.600% due 07/01/2013	2,000	1,896
8.950% due 07/01/2017	7,000	7,750
Daimler Finance North America LLC
4.875% due 06/15/2010	19,300	19,678
5.750% due 09/08/2011	57,000	59,907
5.875% due 03/15/2011	50,500	52,423
6.500% due 11/15/2013	36,000	38,834
7.300% due 01/15/2012	8,200	8,852
7.750% due 01/18/2011	36,800	39,016
8.000% due 06/15/2010	300	312
Darden Restaurants, Inc.
6.200% due 10/15/2017	14,000	14,735
Delhaize America, Inc.
9.000% due 04/15/2031	80	106
Dell, Inc.
4.700% due 04/15/2013	149,700	157,990
5.650% due 04/15/2018	77,370	81,346
6.500% due 04/15/2038	95,000	99,509
Devon Financing Corp. ULC
6.875% due 09/30/2011	55	60
Diageo Capital PLC
5.500% due 09/30/2016	50	54
DirecTV Holdings LLC
8.375% due 03/15/2013	800	824
DISH DBS Corp.
6.375% due 10/01/2011	8,625	8,819
7.000% due 10/01/2013	125	127
7.125% due 02/01/2016	1,250	1,247
Dow Chemical Co.
5.700% due 05/15/2018	500	494
7.600% due 05/15/2014	250	277
8.550% due 05/15/2019	2,745	3,091
DR Horton, Inc.
5.625% due 09/15/2014	3,000	2,910
5.625% due 01/15/2016	13,000	12,220
6.125% due 01/15/2014	5,000	4,988
6.500% due 04/15/2016	40,000	39,550
E.I. Du Pont De Nemours & Co.
4.125% due 04/30/2010	200	204
4.750% due 11/15/2012	175	188
5.000% due 01/15/2013	300	325
5.250% due 12/15/2016	10,000	10,824
Eastman Kodak Co.
7.250% due 11/15/2013	890	734
Eaton Vance Corp.
6.500% due 10/02/2017	21,100	22,824
Ecopetrol S.A.
7.625% due 07/23/2019	65,015	71,516
El Paso Corp.
7.000% due 05/15/2011	7,950	8,073
7.000% due 06/15/2017	1,950	1,922
7.750% due 06/15/2010	7,150	7,214
7.875% due 06/15/2012	10,200	10,553
9.625% due 05/15/2012	13,050	13,620
10.750% due 10/01/2010	24,700	25,247
El Paso Natural Gas Co.
8.375% due 06/15/2032	9,495	11,450
Electronic Data Systems Corp.
7.125% due 10/15/2009	2,640	2,645
Emerson Electric Co.
4.500% due 05/01/2013	95	102
Enbridge Energy Partners LP
5.875% due 12/15/2016	50	52
Enbridge, Inc.
4.900% due 03/01/2015	50	53
EnCana Corp.
6.300% due 11/01/2011	10,000	10,834
6.500% due 08/15/2034	100	110
6.625% due 08/15/2037	275	305
Energy Transfer Partners LP
5.650% due 08/01/2012	145	153
6.700% due 07/01/2018	1,000	1,072
9.000% due 04/15/2019	40	48

See Accompanying Notes

Schedule of Investments (Cont.)

Total Return Fund

September 30, 2009 (Unaudited)

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
Enterprise Products Operating LLC
4.950% due 06/01/2010	$50	$51
6.500% due 01/31/2019	25,000	27,345
7.500% due 02/01/2011	13,400	14,309
8.375% due 08/01/2066	2,000	1,872
Erac USA Finance Co.
5.800% due 10/15/2012	10,000	10,382
6.375% due 10/15/2017	1,900	1,910
Expedia, Inc.
8.500% due 07/01/2016	16,500	17,490
First Data Corp.
9.875% due 09/24/2015	4,500	4,179
Florida Gas Transmission Co. LLC
7.900% due 05/15/2019	500	598
Fortune Brands, Inc.
5.375% due 01/15/2016	33,600	33,621
Foster’s Finance Corp.
4.875% due 10/01/2014	6,300	6,537
Freeport-McMoRan Copper & Gold, Inc.
4.995% due 04/01/2015	35,530	35,647
8.375% due 04/01/2017	700	746
Fresenius Medical Care Capital Trust IV
7.875% due 06/15/2011	100	102
Gannett Co., Inc.
5.750% due 06/01/2011	6,200	6,085
GATX Corp.
4.750% due 10/01/2012	25,000	25,176
Gaz Capital S.A.
6.212% due 11/22/2016	41,800	40,337
6.510% due 03/07/2022	100	92
7.288% due 08/16/2037	43,160	40,570
7.343% due 04/11/2013	52,900	56,407
7.510% due 07/31/2013	35,000	37,176
8.146% due 04/11/2018	186,700	198,145
8.625% due 04/28/2034	164,600	180,994
Genentech, Inc.
4.750% due 07/15/2015	100	108
General Dynamics Corp.
4.500% due 08/15/2010	100	103
General Electric Co.
5.250% due 12/06/2017	31,648	32,532
General Mills, Inc.
5.250% due 08/15/2013	15,000	16,339
6.000% due 02/15/2012	10,000	10,872
11.973% due 10/15/2010	31,750	34,466
Georgia-Pacific LLC
7.000% due 01/15/2015	3,400	3,366
7.125% due 01/15/2017	300	295
7.700% due 06/15/2015	1,000	1,015
8.125% due 05/15/2011	3,655	3,810
GlaxoSmithKline Capital, Inc.
1.079% due 05/13/2010	28,900	29,019
4.375% due 04/15/2014	100	106
4.850% due 05/15/2013	28,530	30,686
5.650% due 05/15/2018	100,045	109,788
Goodyear Tire & Rubber Co.
9.000% due 07/01/2015	1,600	1,668
Hanson Ltd.
6.125% due 08/15/2016	20,000	18,425
Hasbro, Inc.
6.300% due 09/15/2017	8,995	9,434
HCA, Inc.
8.500% due 04/15/2019	1,700	1,785
9.125% due 11/15/2014	2,075	2,148
9.250% due 11/15/2016	200	207
9.875% due 02/15/2017	5,225	5,565
Hess Corp.
6.650% due 08/15/2011	200	215
Hewlett-Packard Co.
0.471% due 03/01/2012	4,500	4,478
2.950% due 08/15/2012	35	36
6.500% due 07/01/2012	175	196
Historic TW, Inc.
9.125% due 01/15/2013	12,125	14,092
HJ Heinz Co.
5.350% due 07/15/2013	27,500	29,565
HJ Heinz Finance Co.
6.000% due 03/15/2012	23,000	24,926
Home Depot, Inc.
0.420% due 12/16/2009	44,400	44,378
4.625% due 08/15/2010	215	221
5.400% due 03/01/2016	3,000	3,141
Honeywell International, Inc.
5.300% due 03/01/2018	20	22
6.125% due 11/01/2011	575	628
Hospira, Inc.
0.762% due 03/30/2010	1,800	1,796
Intelsat Jackson Holdings Ltd.
9.500% due 06/15/2016	445	469
Intelsat Subsidiary Holding Co. Ltd.
8.875% due 01/15/2015	60	61
Intergen NV
9.000% due 06/30/2017	1,062	1,099
International Business Machines Corp.
1.082% due 07/28/2011	39,300	39,732
5.700% due 09/14/2017	27,958	30,863
7.625% due 10/15/2018	170	210
International Paper Co.
5.250% due 04/01/2016	1,400	1,403
7.950% due 06/15/2018	20,000	21,714
JC Penney Corp., Inc.
8.000% due 03/01/2010	26,100	26,720
9.000% due 08/01/2012	2,000	2,185
Johnson & Johnson
6.950% due 09/01/2029	100	125
Johnson Controls, Inc.
5.500% due 01/15/2016	20,000	20,748
Kansas City Southern de Mexico S.A. de C.V.
7.625% due 12/01/2013	3,000	2,925
KB Home
5.750% due 02/01/2014	10,000	9,650
5.875% due 01/15/2015	7,500	7,106
6.250% due 06/15/2015	5,000	4,800
Kellogg Co.
5.125% due 12/03/2012	300	326
6.600% due 04/01/2011	10,000	10,721
Kerr-McGee Corp.
6.875% due 09/15/2011	10,000	10,743
6.950% due 07/01/2024	3,825	4,105
KeySpan Corp.
4.650% due 04/01/2013	6,900	6,980
Kimberly-Clark Corp.
0.588% due 07/30/2010	3,100	3,105
Kinder Morgan Energy Partners LP
5.000% due 12/15/2013	210	220
5.950% due 02/15/2018	29,370	30,775
6.950% due 01/15/2038	25,330	27,294
7.400% due 03/15/2031	220	244
9.000% due 02/01/2019	7,000	8,496
Kohl’s Corp.
6.250% due 12/15/2017	49,800	54,517
Kraft Foods, Inc.
0.961% due 08/11/2010	2,400	2,397
4.125% due 11/12/2009	100	100
5.625% due 11/01/2011	51,135	54,442
6.125% due 02/01/2018	150,100	159,318
6.125% due 08/23/2018	15,000	15,938
6.500% due 08/11/2017	10	11
6.875% due 02/01/2038	57,500	63,508
Lender Processing Services, Inc.
8.125% due 07/01/2016	500	522
Lennar Corp.
5.500% due 09/01/2014	4,500	4,230
5.600% due 05/31/2015	4,000	3,710
5.950% due 10/17/2011	9,000	9,045
6.500% due 04/15/2016	4,000	3,780
Lexmark International, Inc.
5.900% due 06/01/2013	21,470	21,476
6.650% due 06/01/2018	13,000	12,556
Lockheed Martin Corp.
7.650% due 05/01/2016	4,600	5,560
Loews Corp.
5.250% due 03/15/2016	37,500	38,040
Lowe’s Cos., Inc.
5.000% due 10/15/2015	100	109
5.500% due 10/15/2035	50	52
Ltd Brands, Inc.
5.250% due 11/01/2014	2,500	2,323
6.900% due 07/15/2017	79,395	74,985
Macy’s Retail Holdings, Inc.
5.350% due 03/15/2012	11,500	11,253
5.875% due 01/15/2013	5,000	4,881
5.900% due 12/01/2016	15,000	13,821
7.450% due 07/15/2017	22,500	21,584
8.875% due 07/15/2015	43,610	45,720
Marathon Oil Corp.
6.000% due 10/01/2017	40,000	42,110
Marks & Spencer PLC
6.250% due 12/01/2017	2,200	2,168
Marriott International, Inc.
4.625% due 06/15/2012	15,000	15,123
5.810% due 11/10/2015	5,000	4,888
6.375% due 06/15/2017	14,400	14,402
Martin Marietta Materials, Inc.
0.641% due 04/30/2010	1,900	1,891
Masco Corp.
4.800% due 06/15/2015	5,000	4,595
5.850% due 03/15/2017	12,020	11,105
5.875% due 07/15/2012	5,000	4,959
6.125% due 10/03/2016	12,200	11,587
7.125% due 08/15/2013	10,000	10,259
Mattel, Inc.
6.125% due 06/15/2011	10,000	10,350
Maytag Corp.
5.000% due 05/15/2015	10,000	9,310

See Accompanying Notes

Schedule of Investments (Cont.)

Total Return Fund

September 30, 2009 (Unaudited)

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
McDonald’s Corp.
5.000% due 02/01/2019	$200	$213
5.300% due 03/15/2017	125	135
McKesson Corp.
5.700% due 03/01/2017	11,600	12,161
7.500% due 02/15/2019	8,000	9,569
MDC Holdings, Inc.
5.375% due 12/15/2014	12,000	11,475
7.000% due 12/01/2012	10,000	10,101
MeadWestvaco Corp.
7.375% due 09/01/2019	20,000	20,988
Medtronic, Inc.
4.375% due 09/15/2010	100	103
MGM Mirage
10.375% due 05/15/2014	650	697
Miller Brewing Co.
5.500% due 08/15/2013	38,300	40,526
Morgan Stanley Bank AG for OAO Gazprom
9.625% due 03/01/2013	210	236
Motorola, Inc.
5.375% due 11/15/2012	7,500	7,600
6.000% due 11/15/2017	400	384
8.000% due 11/01/2011	5,000	5,334
Nabors Industries, Inc.
6.150% due 02/15/2018	60,200	60,448
Nalco Co.
8.875% due 11/15/2013	1,200	1,239
New Albertson’s, Inc.
7.450% due 08/01/2029	800	692
Newell Rubbermaid, Inc.
4.000% due 05/01/2010	6,786	6,827
6.250% due 04/15/2018	19,000	18,242
10.600% due 04/15/2019	12,000	14,837
Newfield Exploration Co.
6.625% due 04/15/2016	600	591
Nielsen Finance LLC
10.000% due 08/01/2014	750	758
Norampac Industries, Inc.
6.750% due 06/01/2013	400	388
Nordic Telephone Co. Holdings ApS
8.875% due 05/01/2016	2,000	2,080
Nordstrom, Inc.
6.250% due 01/15/2018	42,825	44,458
Norfolk Southern Corp.
6.750% due 02/15/2011	150	160
Northrop Grumman Space & Mission Systems Corp.
6.250% due 01/15/2010	5,000	5,070
Northwest Airlines, Inc.
7.150% due 04/01/2021	633	542
Northwest Pipeline GP
7.000% due 06/15/2016	113	129
Novartis Capital Corp.
4.125% due 02/10/2014	2,969	3,139
Novartis Securities Investment Ltd.
5.125% due 02/10/2019	71	76
NSTAR
8.000% due 02/15/2010	100	103
Nucor Corp.
5.850% due 06/01/2018	13,000	14,260
6.400% due 12/01/2037	600	687
Office Depot, Inc.
6.250% due 08/15/2013	8,000	6,671
Omnicom Group, Inc.
5.900% due 04/15/2016	9,600	10,145
ONEOK Partners LP
6.150% due 10/01/2016	10,000	10,444
6.850% due 10/15/2037	31,800	34,432
OPTI Canada, Inc.
8.250% due 12/15/2014	700	546
Oracle Corp.
4.950% due 04/15/2013	15,030	16,286
5.000% due 01/15/2011	200	209
5.750% due 04/15/2018	19,335	21,340
6.500% due 04/15/2038	10,300	11,981
Owens-Brockway Glass Container, Inc.
7.375% due 05/15/2016	825	842
Packaging Corp. of America
5.750% due 08/01/2013	10,000	10,416
Pactiv Corp.
6.400% due 01/15/2018	6,745	7,093
Pemex Project Funding Master Trust
1.599% due 06/15/2010	5,900	5,878
9.125% due 10/13/2010	25	27
Pepsi Bottling Group, Inc.
7.000% due 03/01/2029	100	124
PepsiCo, Inc.
7.900% due 11/01/2018	700	885
Petrobras International Finance Co.
7.875% due 03/15/2019	6,010	6,964
8.375% due 12/10/2018	25	30
Petronas Capital Ltd.
7.875% due 05/22/2022	160	196
Pfizer, Inc.
4.450% due 03/15/2012	250	266
4.650% due 03/01/2018	150	154
Pharmacia Corp.
6.750% due 12/15/2027	5,000	5,987
Philip Morris International, Inc.
4.875% due 05/16/2013	62,800	66,792
5.650% due 05/16/2018	26,700	28,469
6.375% due 05/16/2038	34,800	40,191
Pitney Bowes, Inc.
4.750% due 01/15/2016	15,000	15,668
Plains All American Pipeline LP
5.625% due 12/15/2013	10,000	10,407
6.125% due 01/15/2017	25	26
PPG Industries, Inc.
6.650% due 03/15/2018	23,500	25,663
Praxair, Inc.
6.375% due 04/01/2012	200	222
President and Fellows of Harvard College
6.000% due 01/15/2019	54,800	62,832
6.500% due 01/15/2039	47,300	57,266
Pulte Homes, Inc.
7.625% due 10/15/2017	2,500	2,588
Quest Diagnostics, Inc.
5.450% due 11/01/2015	1,900	2,008
RadioShack Corp.
7.375% due 05/15/2011	45,151	45,828
Reed Elsevier Capital, Inc.
4.625% due 06/15/2012	5,000	5,173
Rexam PLC
6.750% due 06/01/2013	16,500	17,714
Reynolds American, Inc.
0.999% due 06/15/2011	67,400	66,314
6.750% due 06/15/2017	10,400	10,829
7.250% due 06/01/2012	46,540	50,024
7.250% due 06/01/2013	94,600	103,045
7.250% due 06/15/2037	600	596
7.625% due 06/01/2016	4,500	4,823
7.750% due 06/01/2018	7,100	7,761
Rio Tinto Alcan, Inc.
5.000% due 06/01/2015	7,836	8,046
Rio Tinto Finance USA Ltd.
6.500% due 07/15/2018	55	59
8.950% due 05/01/2014	65	77
9.000% due 05/01/2019	60	74
Roche Holdings, Inc.
2.393% due 02/25/2011	313,000	321,628
6.000% due 03/01/2019	94,568	105,459
7.000% due 03/01/2039	306,873	382,260
Rockwood Specialties Group, Inc.
7.500% due 11/15/2014	800	800
Rogers Communications, Inc.
6.375% due 03/01/2014	60	66
6.800% due 08/15/2018	100	112
Rohm and Haas Co.
6.000% due 09/15/2017	140,090	139,809
7.850% due 07/15/2029	4,700	4,701
Royal Caribbean Cruises Ltd.
8.000% due 05/15/2010	1,475	1,508
8.750% due 02/02/2011	100	103
RPM International, Inc.
6.500% due 02/15/2018	26,800	24,786
RR Donnelley & Sons Co.
6.125% due 01/15/2017	10,000	9,445
8.600% due 08/15/2016	25,000	26,379
11.250% due 02/01/2019 (l)	25,600	30,457
Ryder System, Inc.
5.850% due 11/01/2016	25,000	25,278
5.950% due 05/02/2011	5,000	5,204
6.000% due 03/01/2013	18,690	19,671
7.200% due 09/01/2015	28,000	29,969
Ryland Group, Inc.
5.375% due 01/15/2015	9,000	8,865
8.400% due 05/15/2017	3,000	3,232
SABMiller PLC
6.500% due 07/01/2016	1,900	2,063
SandRidge Energy, Inc.
8.625% due 04/01/2015 (e)	3,000	2,989
Sanmina-SCI Corp.
8.125% due 03/01/2016	300	282
SCA Finans AB
4.500% due 07/15/2015	5,250	4,956
Seagate Technology HDD Holdings
6.375% due 10/01/2011	11,100	11,156
Sealed Air Corp.
5.625% due 07/15/2013	9,250	9,379
Siemens Financieringsmaatschappij NV
5.500% due 02/16/2012	700	755
5.750% due 10/17/2016	21,100	23,235
6.125% due 08/17/2026	10,800	12,013
Snap-On, Inc.
6.125% due 09/01/2021	67,000	71,187
Sonat, Inc.
7.625% due 07/15/2011	25,100	25,744
Southern Co.
1.125% due 08/20/2010	120,000	120,732
Southern Natural Gas Co.
8.000% due 03/01/2032	500	594
Southwest Airlines Co.
5.125% due 03/01/2017	3,200	3,015

See Accompanying Notes

Schedule of Investments (Cont.)

Total Return Fund

September 30, 2009 (Unaudited)

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
Spectra Energy Capital LLC
5.500% due 03/01/2014	$23,850	$24,933
6.200% due 04/15/2018	8,400	8,953
Staples, Inc.
9.750% due 01/15/2014	18,000	21,649
Starwood Hotels & Resorts Worldwide, Inc.
6.250% due 02/15/2013	2,000	1,980
7.875% due 05/01/2012	5,500	5,734
7.875% due 10/15/2014	500	526
Suburban Propane Partners LP
6.875% due 12/15/2013	169	168
Suncor Energy, Inc.
6.100% due 06/01/2018	1,900	1,989
6.850% due 06/01/2039	1,600	1,747
Sungard Data Systems, Inc.
9.125% due 08/15/2013	3,100	3,146
SUPERVALU, Inc.
8.000% due 05/01/2016	1,950	2,028
Systems 2001 Asset Trust LLC
7.156% due 12/15/2011	11,213	11,266
Target Corp.
5.125% due 01/15/2013	2,000	2,156
5.375% due 05/01/2017	40	43
5.875% due 03/01/2012	175	191
6.000% due 01/15/2018	200	226
6.500% due 10/15/2037	5,270	5,916
7.000% due 01/15/2038	152,500	179,080
Tate & Lyle International Finance PLC
5.000% due 11/15/2014	12,000	11,740
Teck Resources Ltd.
9.750% due 05/15/2014	5,000	5,525
Temple-Inland, Inc.
6.875% due 01/15/2018	11,430	11,414
Tennessee Gas Pipeline Co.
7.000% due 10/15/2028	14,800	15,848
7.500% due 04/01/2017	2,500	2,815
8.375% due 06/15/2032	4,400	5,306
Time Warner Cable, Inc.
5.400% due 07/02/2012	2,600	2,780
6.550% due 05/01/2037	215	229
6.750% due 07/01/2018	155	172
Time Warner, Inc.
0.684% due 11/13/2009	196,978	197,033
5.500% due 11/15/2011	1,400	1,490
5.875% due 11/15/2016	2,000	2,124
6.500% due 11/15/2036	20,000	20,536
6.875% due 05/01/2012	350	386
7.625% due 04/15/2031	120	135
Toll Brothers Finance Corp.
5.950% due 09/15/2013 (l)	10,000	10,173
6.750% due 11/01/2019	7,000	6,991
8.910% due 10/15/2017	2,500	2,840
TransCanada Pipelines Ltd.
6.500% due 08/15/2018	75	85
7.125% due 01/15/2019	35,124	41,524
7.250% due 08/15/2038	110	137
7.625% due 01/15/2039	39,682	50,820
Transocean, Inc.
6.000% due 03/15/2018	3,000	3,211
6.625% due 04/15/2011	5,330	5,663
Tyco Electronics Group S.A.
6.000% due 10/01/2012	6,700	7,094
6.550% due 10/01/2017	7,500	7,865
Tyson Foods, Inc.
7.850% due 04/01/2016	18,908	19,381
8.250% due 10/01/2011	25,000	26,375
10.500% due 03/01/2014	3,500	3,981
UAL 1991 Equipment Trust AB
10.850% due 02/19/2015 (a)	2,314	706
Unilever Capital Corp.
7.125% due 11/01/2010	100	107
Union Pacific Corp.
5.450% due 01/31/2013	13,475	14,495
5.700% due 08/15/2018	3,300	3,566
6.125% due 02/15/2020	40,000	44,808
Union Pacific Railroad Co. 2003 Pass-Through Trust
4.698% due 01/02/2024	135	130
United Airlines, Inc.
7.730% due 07/01/2010	5,768	5,624
8.030% due 01/01/2013 (a)	465	509
9.060% due 06/17/2015 (a)	2,599	17
9.200% due 03/29/2049 (a)	2,001	680
9.210% due 01/21/2017 (a)	6,449	53
10.020% due 03/22/2014 (a)	7,666	2,108
10.125% due 03/22/2015 (a)	10,497	3,202
10.360% due 11/13/2012 (a)	2,665	17
10.850% due 07/05/2014 (a)	20,683	34
11.080% due 05/27/2024 (a)(p)	5,249	7
United Rentals North America, Inc.
6.500% due 02/15/2012	13,250	13,349
United Technologies Corp.
5.375% due 12/15/2017	20	22
6.100% due 05/15/2012	150	166
UnitedHealth Group, Inc.
1.768% due 02/07/2011	20,700	20,722
4.875% due 02/15/2013	44,500	46,302
4.875% due 04/01/2013	175	182
6.000% due 02/15/2018	100,500	105,784
6.875% due 02/15/2038	7,500	8,306
Universal Health Services, Inc.
7.125% due 06/30/2016	17,575	19,099
UST, Inc.
5.750% due 03/01/2018	48,665	46,981
USX Corp.
9.375% due 02/15/2012	2,000	2,232
Vale Overseas Ltd.
6.250% due 01/23/2017	39,835	42,856
6.875% due 11/21/2036	39,878	41,465
Valero Energy Corp.
6.625% due 06/15/2037	25	22
9.375% due 03/15/2019	15,000	17,507
Verso Paper Holdings LLC
9.125% due 08/01/2014	900	670
Viacom, Inc.
6.250% due 04/30/2016	9,300	10,046
Videotron Ltee
9.125% due 04/15/2018	1,850	2,012
Vivendi
5.750% due 04/04/2013	145,000	150,615
6.625% due 04/04/2018	167,700	180,605
Walgreen Co.
5.250% due 01/15/2019	20	22
Wal-Mart Stores, Inc.
4.250% due 04/15/2013	3,300	3,521
4.550% due 05/01/2013	100	108
5.250% due 09/01/2035	60	60
5.800% due 02/15/2018	48,900	55,021
6.200% due 04/15/2038	21,800	24,898
6.500% due 08/15/2037	38,450	45,031
Walt Disney Co.
0.583% due 07/16/2010	5,200	5,199
Waste Management, Inc.
5.000% due 03/15/2014	7,650	7,963
6.100% due 03/15/2018	1,800	1,918
7.125% due 12/15/2017	1,800	2,005
7.375% due 08/01/2010	100	105
7.375% due 03/11/2019	12,000	13,989
WEA Finance LLC
5.700% due 10/01/2016	2,300	2,232
Weatherford International, Inc.
5.950% due 06/15/2012	15,600	16,740
WellPoint Health Networks, Inc.
6.375% due 01/15/2012	10,360	11,095
WellPoint, Inc.
5.000% due 01/15/2011	11,000	11,341
Wesfarmers Ltd.
6.998% due 04/10/2013	48,200	51,604
Weyerhaeuser Co.
6.750% due 03/15/2012	7,500	7,818
7.375% due 03/15/2032	38,135	33,938
Whirlpool Corp.
5.500% due 03/01/2013	10,300	10,456
6.125% due 06/15/2011	12,000	12,562
6.500% due 06/15/2016	5,000	5,197
7.750% due 07/15/2016	11,000	11,845
8.600% due 05/01/2014	14,000	15,679
Williams Cos., Inc.
6.375% due 10/01/2010	15,050	15,456
8.125% due 03/15/2012	10,000	10,877
8.750% due 01/15/2020	10,000	11,520
Windstream Corp.
8.625% due 08/01/2016	3,300	3,391
WMG Acquisition Corp.
9.500% due 06/15/2016	1,020	1,081
Wyeth
5.500% due 03/15/2013	10,000	10,837
5.500% due 02/01/2014	25	27
5.500% due 02/15/2016	850	929
5.950% due 04/01/2037	250	276
Xerox Corp.
1.042% due 12/18/2009	1,200	1,200
XTO Energy, Inc.
5.500% due 06/15/2018	115	119
Yum! Brands, Inc.
6.250% due 03/15/2018	2,000	2,158

		9,091,948

UTILITIES 2.0%
AES Corp.
7.750% due 03/01/2014	2,515	2,546
8.000% due 10/15/2017	2,000	2,022
8.750% due 05/15/2013	1,983	2,030
8.875% due 02/15/2011	600	621
Alabama Power Co.
5.500% due 10/15/2017	250	272
Alltel Corp.
7.000% due 07/01/2012	10,759	11,986
American Electric Power Co., Inc.
5.250% due 06/01/2015	8,300	8,696
See Accompanying Notes

Schedule of Investments (Cont.)

Total Return Fund

September 30, 2009 (Unaudited)

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
Appalachian Power Co.
4.950% due 02/01/2015	$25	$26
5.650% due 08/15/2012	150	161
AT&T Corp.
7.300% due 11/15/2011	2,715	3,009
AT&T Mobility LLC
6.500% due 12/15/2011	80	88
AT&T, Inc.
0.572% due 02/05/2010	113,570	113,666
4.950% due 01/15/2013	176,990	188,878
5.100% due 09/15/2014	1,510	1,630
5.500% due 02/01/2018	205,500	214,829
5.625% due 06/15/2016	25	27
5.800% due 02/15/2019	221	237
6.300% due 01/15/2038	122,440	128,741
6.400% due 05/15/2038	75	80
6.450% due 06/15/2034	100	106
6.500% due 09/01/2037	309,500	333,758
6.550% due 02/15/2039	50	55
6.700% due 11/15/2013	100	113
Baltimore Gas & Electric Co.
6.125% due 07/01/2013	30	33
BellSouth Corp.
4.950% due 04/26/2021	428,850	438,464
5.200% due 09/15/2014	27,800	30,138
6.550% due 06/15/2034	20,000	21,481
Berry Petroleum Co.
10.250% due 06/01/2014	350	375
British Telecommunications PLC
5.150% due 01/15/2013	450	469
9.125% due 12/15/2010	555	598
9.625% due 12/15/2030	290	373
Cable & Wireless Optus Finance Pty Ltd.
8.000% due 06/22/2010	14,265	14,678
Carolina Power & Light Co.
6.500% due 07/15/2012	275	304
CenturyTel, Inc.
6.000% due 04/01/2017	6,000	6,097
6.150% due 09/15/2019	4,000	4,020
Cleveland Electric Illuminating Co.
5.700% due 04/01/2017	9,000	9,487
CMS Energy Corp.
8.500% due 04/15/2011	500	528
Consolidated Edison Co. of New York, Inc.
5.375% due 12/15/2015	100	108
5.850% due 04/01/2018	105,540	115,267
6.750% due 04/01/2038	90,000	107,987
7.500% due 09/01/2010	20,000	21,177
Consolidated Natural Gas Co.
6.250% due 11/01/2011	10,000	10,790
Constellation Energy Group, Inc.
4.550% due 06/15/2015	3,000	2,928
Cricket Communications, Inc.
9.375% due 11/01/2014	900	918
Deutsche Telekom International Finance BV
6.750% due 08/20/2018	32,190	36,112
8.500% due 06/15/2010	810	849
Dominion Resources, Inc.
1.343% due 06/17/2010	7,600	7,647
5.200% due 01/15/2016	15,300	15,896
5.250% due 08/01/2033	70	72
5.600% due 11/15/2016	3,000	3,203
5.700% due 09/17/2012	100	109
6.400% due 06/15/2018	22,000	24,676
7.000% due 06/15/2038	25	30
Duke Energy Carolinas LLC
5.100% due 04/15/2018	12,000	12,785
5.625% due 11/30/2012	100	111
5.750% due 11/15/2013	290	321
Duke Energy Corp.
6.300% due 02/01/2014	267	296
Duke Energy Ohio, Inc.
5.700% due 09/15/2012	135	147
EDF S.A.
5.500% due 01/26/2014	168,600	185,222
6.500% due 01/26/2019	167,790	192,654
6.950% due 01/26/2039	164,850	205,018
Embarq Corp.
6.738% due 06/01/2013	300	326
7.082% due 06/01/2016	52,169	56,772
Enel Finance International S.A.
5.700% due 01/15/2013	300	322
6.800% due 09/15/2037	1,700	1,980
Entergy Gulf States, Inc.
0.761% due 12/01/2009	15,000	14,985
5.250% due 08/01/2015	400	400
5.700% due 06/01/2015	50	50
Exelon Corp.
4.900% due 06/15/2015	9,913	10,291
FirstEnergy Corp.
6.450% due 11/15/2011	607	657
Florida Power & Light Co.
5.850% due 02/01/2033	2,000	2,226
Florida Power Corp.
5.650% due 06/15/2018	70	77
FPL Group Capital, Inc.
1.173% due 06/17/2011	15,000	15,180
7.875% due 12/15/2015	8,000	9,789
France Telecom S.A.
7.750% due 03/01/2011	1,105	1,197
8.500% due 03/01/2031	90	125
Frontier Communications Corp.
7.125% due 03/15/2019	1,925	1,824
8.250% due 05/01/2014	500	518
GTE Corp.
6.940% due 04/15/2028	50	54
Indiana Michigan Power Co.
5.650% due 12/01/2015	425	450
Ipalco Enterprises, Inc.
8.625% due 11/14/2011	200	206
Jersey Central Power & Light Co.
7.350% due 02/01/2019	52	62
Kinder Morgan Finance Co. ULC
5.350% due 01/05/2011	3,725	3,762
Knight, Inc.
6.500% due 09/01/2012	4,250	4,388
KT Corp.
4.875% due 07/15/2015	100	98
MetroPCS Wireless, Inc.
9.250% due 11/01/2014	1,000	1,028
MidAmerican Energy Co.
4.650% due 10/01/2014	100	106
MidAmerican Energy Holdings Co.
5.750% due 04/01/2018	65	70
6.125% due 04/01/2036	44,325	48,021
Midwest Generation LLC
8.560% due 01/02/2016	1,586	1,610
National Grid PLC
6.300% due 08/01/2016	4,500	4,935
Nevada Power Co.
6.750% due 07/01/2037	500	555
7.125% due 03/15/2019	165	188
New Cingular Wireless Services, Inc.
7.875% due 03/01/2011	59,100	64,169
8.125% due 05/01/2012	1,051	1,200
8.750% due 03/01/2031	600	797
NGPL PipeCo. LLC
6.514% due 12/15/2012	175,030	192,199
7.119% due 12/15/2017	36,215	40,595
7.768% due 12/15/2037	6,700	8,161
NiSource Finance Corp.
0.977% due 11/23/2009	39,635	39,606
6.150% due 03/01/2013	12,000	12,580
Northern States Power Co.
4.750% due 08/01/2010	150	155
NRG Energy, Inc.
7.375% due 01/15/2017	3,700	3,589
8.500% due 06/15/2019	20	20
NV Energy, Inc.
6.750% due 08/15/2017	10	10
Ohio Edison Co.
5.450% due 05/01/2015	350	370
Oncor Electric Delivery Co.
6.800% due 09/01/2018	109	126
Pacific Gas & Electric Co.
1.252% due 06/10/2010	53,000	53,307
5.800% due 03/01/2037	525	571
8.250% due 10/15/2018	470	598
Pacificorp
5.500% due 01/15/2019	75	82
Peco Energy Co.
5.950% due 10/01/2036	50	55
Penn Virginia Corp.
10.375% due 06/15/2016	400	434
Pepco Holdings, Inc.
0.986% due 06/01/2010	7,300	7,246
PPL Energy Supply LLC
5.700% due 10/15/2015	5,000	5,236
6.300% due 07/15/2013	10,000	10,747
6.400% due 11/01/2011	11,000	11,798
Progress Energy, Inc.
0.959% due 01/15/2010	3,500	3,495
7.050% due 03/15/2019	17,500	20,418
7.100% due 03/01/2011	1,623	1,721
7.750% due 03/01/2031	520	653
PSEG Power LLC
5.000% due 04/01/2014	10,425	10,876
5.320% due 09/15/2016	2,306	2,368
5.500% due 12/01/2015	8,000	8,608
6.950% due 06/01/2012	172	189
Public Service Electric & Gas Co.
1.175% due 03/12/2010	10,400	10,423
5.700% due 12/01/2036	50	54
Qwest Capital Funding, Inc.
7.250% due 02/15/2011	17,800	17,889
7.900% due 08/15/2010	1,150	1,170
Qwest Corp.
3.549% due 06/15/2013	11,720	11,017
6.500% due 06/01/2017	300	284
7.500% due 10/01/2014	1,700	1,726
7.625% due 06/15/2015	2,450	2,493

See Accompanying Notes

Schedule of Investments (Cont.)

Total Return Fund

September 30, 2009 (Unaudited)

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
7.875% due 09/01/2011	$5,785	$5,995
8.875% due 03/15/2012	27,175	28,738
Ras Laffan Liquefied Natural Gas Co. Ltd. II
5.298% due 09/30/2020	57,850	58,044
Ras Laffan Liquefied Natural Gas Co. Ltd. III
5.838% due 09/30/2027	40,650	40,076
RRI Energy, Inc.
6.750% due 12/15/2014	2,439	2,518
Sempra Energy
7.950% due 03/01/2010	7,135	7,337
9.800% due 02/15/2019	15,000	19,248
Southern California Edison Co.
5.500% due 08/15/2018	25	27
Southern California Gas Co.
5.750% due 11/15/2035	75	82
Sprint Capital Corp.
6.900% due 05/01/2019	2,700	2,430
8.375% due 03/15/2012	16,750	17,378
Sprint Nextel Corp.
6.000% due 12/01/2016	4,500	4,039
Telecom Italia Capital S.A.
0.963% due 02/01/2011	3,310	3,283
1.120% due 07/18/2011	4,325	4,294
4.875% due 10/01/2010	112	115
5.250% due 11/15/2013	119	125
6.000% due 09/30/2034	122	119
6.999% due 06/04/2018	15,030	16,641
7.175% due 06/18/2019	205	229
Telefonica Emisiones SAU
5.855% due 02/04/2013	114	124
5.877% due 07/15/2019	20	22
6.221% due 07/03/2017	200	221
6.421% due 06/20/2016	196	220
Telefonica Europe BV
7.750% due 09/15/2010	2,000	2,116
Tenaska Alabama Partners LP
7.000% due 06/30/2021	86	79
Verizon Communications, Inc.
5.250% due 04/15/2013	58,415	63,313
5.500% due 04/01/2017	1,485	1,585
5.550% due 02/15/2016	1,500	1,627
5.850% due 09/15/2035	515	520
6.100% due 04/15/2018	65,115	70,460
6.900% due 04/15/2038	14,955	17,093
7.350% due 04/01/2039	155	185
8.950% due 03/01/2039	688	946
Verizon Global Funding Corp.
6.875% due 06/15/2012	150	167
7.250% due 12/01/2010	1,010	1,075
7.375% due 09/01/2012	235	267
7.750% due 12/01/2030	415	503
Verizon New England, Inc.
6.500% due 09/15/2011	300	323
Verizon New Jersey, Inc.
5.875% due 01/17/2012	865	930
Verizon North Pass-Through Trust
5.604% due 01/01/2022	2,840	2,755
5.634% due 01/01/2021	3,000	2,895
Verizon Virginia, Inc.
4.625% due 03/15/2013	500	520
Verizon Wireless Capital LLC
3.025% due 05/20/2011	62,800	64,999
5.250% due 02/01/2012	33,400	35,690
5.550% due 02/01/2014	1,262	1,365
8.500% due 11/15/2018	340	425
Virgin Media Finance PLC
9.500% due 08/15/2016	800	846
Virginia Electric and Power Co.
5.400% due 04/30/2018	7,230	7,752
6.350% due 11/30/2037	25,500	29,383
8.875% due 11/15/2038	65	93
Vodafone Group PLC
0.639% due 06/15/2011	75	75
0.660% due 02/27/2012	40,000	39,763
5.450% due 06/10/2019	245	256
5.625% due 02/27/2017	353	375
5.750% due 03/15/2016	545	585
6.150% due 02/27/2037	105	113
7.750% due 02/15/2010	280	287

		3,774,903

Total Corporate Bonds & Notes (Cost $44,459,758)		46,115,981

CONVERTIBLE BONDS & NOTES 0.0%
Affiliated Managers Group, Inc.
3.950% due 08/15/2038	4,000	3,775
LifePoint Hospitals, Inc.
3.500% due 05/15/2014	1,000	854
National City Corp.
4.000% due 02/01/2011	13,300	13,466
U.S. Bancorp
0.000% due 12/11/2035	9,000	8,881

Total Convertible Bonds & Notes (Cost $26,112)		26,976

MUNICIPAL BONDS & NOTES 2.5%
Alameda County, California Unified School District General Obligation Bonds, (FSA Insured), Series 2004
0.000% due 08/01/2024	3,500	1,633
0.000% due 08/01/2025	3,000	1,311
Alameda, California Corridor Transportation Authority Revenue Bonds, (AMBAC Insured), Series 2004
0.000% due 10/01/2016	9,610	6,908
Alameda, California Corridor Transportation Authority Revenue Bonds, (NPFGC Insured), Series 1999
6.600% due 10/01/2029	120	117
Albany, New York Industrial Development Agency Revenue Bonds, Series 1999
5.300% due 04/01/2029	3,265	2,541
Allegheny County, Pennsylvania Hospital Development Authority Revenue Bonds, Series 2007
5.000% due 11/15/2028	1,000	798
5.375% due 11/15/2040	50,800	40,019
Alpine, California Union School District General Obligation Bonds, (FSA Insured), Series 1999
0.000% due 08/01/2024	1,000	465
Anderson, Indiana Economic Development Revenue Bonds, Series 2007
5.000% due 10/01/2032	500	391
Apple Valley, California Certificates of Participation Bonds, (CM Insured), Series 2001
5.375% due 06/01/2021	1,650	1,719
Arizona State Health Facilities Authority Revenue Bonds, Series 2007
5.200% due 10/01/2037	6,500	4,737
Arizona State JPMorgan Chase Putters/Drivers Trust Revenue Bonds, Series 2008
14.148% due 01/01/2032	4,815	6,498
19.223% due 01/01/2031	3,700	5,682
Arizona State Salt River Project Agricultural Improvement and Power District Revenue Bonds, Series 2005
8.480% due 01/01/2032	500	519
Arkansas State Development Finance Authority Revenue Bonds, (AMBAC Insured), Series 2006
0.000% due 07/01/2046	7,000	1,146
Aurora, Colorado Single Tree Metropolitan District General Obligation Bonds, Series 2006
5.500% due 11/15/2031	1,000	777
Austin Trust Various States Certificates of Participation Bonds, (FSA Insured), Series 2008
13.164% due 05/01/2026	4,880	6,356
Austin Trust Various States General Obligation Bonds, Series 2008
8.654% due 06/01/2032	14,375	15,444
Austin Trust Various States Revenue Bonds, Series 2007
9.259% due 06/15/2038	69,000	77,439
Austin Trust Various States Revenue Bonds, Series 2008
8.653% due 08/15/2030	6,595	7,350
12.705% due 11/01/2027	5,000	6,110
13.464% due 11/01/2027	5,000	6,524
Bexar County, Texas General Obligation Bonds, Series 2009
6.628% due 06/15/2039	30,000	31,187
Birdville, Texas Independent School District General Obligation Bonds, (PSF-GTD Insured), Series 2007
0.000% due 02/15/2024	1,250	667
Blount County, Tennessee Health & Educational Facilities Board Revenue Bonds, Series 2007
5.125% due 04/01/2023	1,325	1,078
Branson, Missouri Regional Airport Transportation Development District Revenue Bonds, Series 2007
6.000% due 07/01/2037	3,350	2,315
Burbank, California Public Financing Authority Revenue Tax Allocation Bonds, Series 2003
5.500% due 12/01/2028	1,135	1,030
5.500% due 12/01/2033	1,000	887
California State ABC Unified School District General Obligation Bonds, (NPFGC-FGIC Insured), Series 2000
0.000% due 08/01/2023	2,000	988
California State Association of Bay Area Governments Finance Authority for Non-Profit Corp. Revenue Bonds, (CM Insured), Series 2003
5.350% due 11/15/2032	26,000	26,228

See Accompanying Notes

Schedule of Investments (Cont.)

Total Return Fund

September 30, 2009 (Unaudited)

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
California State Ceres Unified School District General Obligation Bonds, (NPFGC-FGIC Insured), Series 2002
0.000% due 08/01/2027	$2,300	$832
0.000% due 08/01/2028	2,825	961
0.000% due 08/01/2029	2,940	941
California State Chino Valley Unified School District General Obligation Bonds, (NPFGC-FGIC Insured), Series 2006
0.000% due 08/01/2023	300	143
California State Eastern Municipal Water District Certificates of Participation Bonds, Series 2008
5.000% due 07/01/2033	3,450	3,637
California State Educational Facilities Authority Revenue Bonds, (NPFGC Insured), Series 2001
0.000% due 10/01/2034	5,930	1,337
California State Educational Facilities Authority Revenue Bonds, Series 2006
5.000% due 01/01/2036	2,000	1,462
California State General Obligation Bonds, (AMBAC Insured), Series 2007
4.500% due 08/01/2028	100,290	96,703
California State General Obligation Bonds, Series 2006
5.000% due 09/01/2031	2,500	2,525
California State General Obligation Bonds, Series 2007
5.000% due 06/01/2032	2,700	2,720
5.000% due 11/01/2032	51,430	51,836
5.000% due 06/01/2037	6,300	6,319
5.000% due 11/01/2037	75,310	75,556
5.000% due 12/01/2037	2,500	2,508
California State General Obligation Bonds, Series 2008
5.000% due 04/01/2038	10,000	10,027
California State General Obligation Bonds, Series 2009
5.650% due 04/01/2039	69,600	73,560
7.500% due 04/01/2034	79,900	87,848
7.550% due 04/01/2039	91,450	101,771
California State General Obligation Notes, Series 2009
5.950% due 04/01/2016	500	528
California State Health Facilities Financing Authority Revenue Bonds, (CM Insured), Series 2002
5.125% due 01/01/2022	5,500	5,635
5.250% due 01/01/2026	3,875	3,964
California State Health Facilities Financing Authority Revenue Bonds, Series 2003
5.000% due 03/01/2033	4,000	3,871
California State Las Virgenes Unified School District General Obligation Bonds, (NPFGC-FGIC Insured), Series 2002
0.000% due 09/01/2026	6,140	2,462
California State Lee Lake Water District Community Facilities District No. 2 Special Tax Bonds, Series 2002
6.125% due 09/01/2032	825	773
California State Municipal Finance Authority Revenue Bonds, Series 2008
7.000% due 10/01/2039	500	449
California State Palomar Community College District General Obligation Bonds, (FSA Insured), Series 2007
4.750% due 05/01/2032	20,175	20,573
California State Public Works Board Revenue Bonds, Series 2003
5.375% due 04/01/2028	1,105	1,117
California State Saugus-Hart School Facilities Financing Authority Special Tax Bonds, Series 2002
6.100% due 09/01/2032	1,140	1,058
6.125% due 09/01/2033	2,115	1,967
California State Southern Mono Health Care District General Obligation Bonds, (NPFGC Insured), Series 2002
0.000% due 08/01/2026	1,800	658
California State Tobacco Securitization Agency Revenue Bonds, Series 2002
5.625% due 06/01/2023	2,915	2,934
5.750% due 06/01/2029	3,000	2,864
6.000% due 06/01/2035	10,000	9,498
6.125% due 06/01/2038	2,000	1,842
6.125% due 06/01/2043	2,000	1,798
California State Tobacco Securitization Agency Revenue Bonds, Series 2006
0.000% due 06/01/2033	10,625	1,566
0.000% due 06/01/2028 (g)	15,000	11,983
California State Tobacco Securitization Authority Revenue Bonds, Series 2005
5.400% due 06/01/2027	10,000	9,198
California State University Revenue Bonds, (AMBAC Insured), Series 2005
5.000% due 11/01/2030	5,600	5,834
California State University Revenue Bonds, Series 2009
5.250% due 11/01/2038	5,000	5,305
California State William S. Hart Joint School Financing Authority Revenue Bonds, Series 2004
5.625% due 09/01/2034	2,000	1,993
California Statewide Communities Development Authority Certificates of Participation Bonds, Series 1999
6.100% due 11/01/2015 (p)	1,170	1,171
California Statewide Communities Development Authority Revenue Bonds, (FHA Insured), Series 2009
6.250% due 08/01/2024	10,000	11,351
California Statewide Communities Development Authority Revenue Bonds, Series 2000
6.750% due 10/01/2030	3,000	2,809
California Statewide Communities Development Authority Revenue Bonds, Series 2001
6.625% due 11/01/2031	4,085	3,503
California Statewide Communities Development Authority Revenue Bonds, Series 2003
7.250% due 10/01/2033	2,500	2,370
California Statewide Communities Development Authority Revenue Bonds, Series 2007
5.125% due 07/15/2031	2,500	1,882
5.250% due 07/01/2042	1,250	845
5.500% due 07/01/2037	975	748
5.500% due 11/01/2038	2,750	2,143
California Statewide Financing Authority Revenue Bonds, Series 2002
6.000% due 05/01/2037	20,000	18,724
Carlsbad, California Special Assessment Bonds, Series 2004
6.000% due 09/02/2034	1,000	988
Chicago, Illinois Board of Education General Obligation Bonds, (NPFGC-FGIC Insured), Series 1998
0.000% due 12/01/2031	4,500	1,332
Chicago, Illinois Board of Education General Obligation Bonds, (NPFGC-FGIC Insured), Series 1999
0.000% due 12/01/2016	15,535	11,842
0.000% due 12/01/2028	26,000	9,528
Chicago, Illinois General Obligation Bonds, (FSA Insured), Series 2006
4.750% due 01/01/2038	23,420	23,836
Chicago, Illinois General Obligation Bonds, (NPFGC-FGIC Insured), Series 1999
0.000% due 01/01/2037	32,670	7,354
0.000% due 01/01/2038	29,145	6,177
0.000% due 01/01/2039	32,670	6,517
Chicago, Illinois General Obligation Notes, (FSA Insured), Series 2006
8.514% due 01/01/2014	12,465	13,407
Chicago, Illinois Metropolitan Water Reclamation District General Obligation Bonds, Series 2009
5.720% due 12/01/2038	15,000	16,282
Chicago, Illinois O’Hare International Airport Revenue Bonds, (NPFGC-FGIC Insured), Series 2005
5.000% due 01/01/2033	42,500	43,341
Chicago, Illinois Special Assessment Bonds, Series 2003
6.625% due 12/01/2022	1,600	1,473
6.750% due 12/01/2032	3,456	2,997
Chicago, Illinois Tax Allocation Notes, Series 2004
6.570% due 02/15/2013	2,550	2,540
Chicago, Illinois Transit Authority Revenue Bonds, Series 2008
6.300% due 12/01/2021	43,020	46,668
6.899% due 12/01/2040	398,340	446,380
Chula Vista, California Community Facilities District Special Tax Bonds, Series 2002
6.150% due 09/01/2026	2,500	2,529
6.200% due 09/01/2033	6,000	6,028
Chula Vista, California Community Facilities District Special Tax Bonds, Series 2003
5.750% due 09/01/2033	1,600	1,396
Chula Vista, California Community Facilities District Special Tax Bonds, Series 2005
5.250% due 09/01/2030	1,960	1,379
Chula Vista, California Community Facilities District Special Tax Bonds, Series 2006
5.125% due 09/01/2036	4,745	3,599
Clark County, Nevada General Obligation Bonds, (FSA Insured), Series 2006
4.750% due 06/01/2030	5,400	5,480
Clark County, Nevada General Obligation Bonds, (NPFGC-FGIC Insured), Series 2006
4.750% due 11/01/2031	8,485	8,547
Clark County, Nevada General Obligation Bonds, Series 2008
5.000% due 06/01/2033	25,000	26,068
5.000% due 06/01/2038	1,300	1,338
Clark County, Nevada Revenue Bonds, (AMBAC Insured), Series 2007
5.000% due 07/01/2040	4,500	4,578

See Accompanying Notes

Schedule of Investments (Cont.)

Total Return Fund

September 30, 2009 (Unaudited)

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
Clovis, California Unified School District General Obligation Bonds, (NPFGC-FGIC Insured), Series 2002
0.000% due 08/01/2020	$400	$250
0.000% due 08/01/2023	2,000	1,050
0.000% due 08/01/2025	3,535	1,631
0.000% due 08/01/2027	2,500	1,017
Colorado State E-470 Public Highway Authority Revenue Bonds, (NPFGC Insured), Series 2006
0.000% due 09/01/2035	20,000	3,481
0.000% due 09/01/2037	15,000	2,324
Colorado State Health Facilities Authority Revenue Bonds, Series 2007
5.900% due 08/01/2037	1,000	773
Colorado State Metro Wastewater Reclamation District Revenue Bonds, Series 2009
5.518% due 04/01/2024	5,000	5,190
Cook County, Illinois General Obligation Bonds, (AMBAC Insured), Series 2006
4.750% due 11/15/2030	15,545	15,925
4.750% due 11/15/2031	11,290	11,527
Covina-Valley, California Unified School District General Obligation Bonds, (NPFGC-FGIC Insured), Series 2003
0.000% due 06/01/2025	3,130	1,349
Cumberland County, Pennsylvania Municipal Authority Revenue Bonds, Series 2008
5.625% due 07/01/2028	500	433
Cypress-Fairbanks, Texas Independent School District General Obligation Notes, (PSF-GTD Insured), Series 2006
8.714% due 02/15/2014	6,500	7,057
Dallas, Texas Convention Center Hotel Development Corp. Revenue Bonds, Series 2009
7.088% due 01/01/2042	150,000	157,422
Delaware County, Pennsylvania Authority Revenue Bonds, Series 2001
5.800% due 10/01/2017	2,575	2,626
Denton, Texas Independent School District General Obligation Bonds, (PSF-GTD Insured), Series 2002
0.000% due 08/15/2026	255	101
0.000% due 08/15/2027	255	95
0.000% due 08/15/2028	215	75
0.000% due 08/15/2029	255	84
0.000% due 08/15/2030	85	26
0.000% due 08/15/2031	340	99
Denton, Texas Independent School District General Obligation Bonds, (PSF-GTD Insured), Series 2006
0.000% due 08/15/2025	4,000	1,911
Detroit, Michigan Revenue Bonds, (NPFGC Insured), Series 2003
5.000% due 07/01/2034	1,300	1,311
Detroit, Michigan School District General Obligation Bonds, (FGIC/Q-SBLF Insured), Series 1998
4.750% due 05/01/2028	4,500	4,155
District of Columbia Metropolitan Airports Authority Revenue Bonds, Series 2009
7.462% due 10/01/2046	160,000	173,339
Eagle County, Colorado School District No. 50J General Obligation Bonds, (FSA Insured), Series 2007
5.000% due 12/01/2026	2,500	2,722
East Lansing, Michigan Economic Corp. Revenue Bonds, Series 2007
5.250% due 07/01/2037	765	557
East Rochester, New York Housing Authority Revenue Bonds, Series 2006
5.500% due 08/01/2033	1,400	1,107
Empire Union, California School District Special Tax Bonds, (AMBAC Insured), Series 2002
0.000% due 10/01/2030	1,560	504
0.000% due 10/01/2032	1,265	364
Escondido, California Union School District General Obligation Bonds, (FSA Insured), Series 2002
0.000% due 08/01/2027	1,000	383
Eureka, California Union School District General Obligation Bonds, (FSA Insured), Series 2002
0.000% due 08/01/2027	2,440	887
Florida State Board of Education General Obligation Bonds, (NPFGC Insured), Series 2007
4.750% due 06/01/2037	10,120	10,424
Florida State Board of Education General Obligation Bonds, (ST-GTD Insured), Series 2005
4.750% due 06/01/2035	1,500	1,536
Florida State Board of Education General Obligation Bonds, Series 2008
5.000% due 06/01/2035	115	123
Florida State Development Finance Corp. Revenue Bonds, Series 2007
6.000% due 02/15/2037	3,250	2,620
Florida State JPMorgan Chase Putters/Drivers Trust Revenue Bonds, Series 2008
19.701% due 12/01/2026	2,755	4,786
Foothill, California Eastern Transportation Corridor Agency Revenue Bonds, Series 1995
0.000% due 01/01/2025	7,100	3,941
0.000% due 01/01/2026	3,270	1,724
Foothill, California Eastern Transportation Corridor Agency Revenue Bonds, Series 1999
0.000% due 01/15/2033	5,000	1,031
0.000% due 01/15/2034	5,000	963
Fremont, California Community DACS District No. 1 Special Tax Bonds, Series 2001
6.300% due 09/01/2031	5,000	4,710
Fremont, California Community DACS District No. 1 Special Tax Bonds, Series 2005
5.300% due 09/01/2030	1,250	999
Gainesville, Florida Revenue Bonds, (FSA Insured), Series 2005
4.750% due 10/01/2036	140	143
Golden State, California Tobacco Securitization Corp. Revenue Bonds, (FGIC Insured), Series 2005
5.000% due 06/01/2035	20,200	19,436
5.000% due 06/01/2038	45,000	42,891
Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2007
0.000% due 06/01/2037 (g)	7,000	4,625
5.000% due 06/01/2033	25,700	22,230
5.125% due 06/01/2047	37,000	27,829
5.750% due 06/01/2047	67,100	56,009
Highlands County, Florida Health Facilities Authority Revenue Bonds, Series 2003
5.375% due 11/15/2035	1,355	1,543
Hillside, Illinois Tax Allocation Bonds, Series 2008
6.550% due 01/01/2020	4,170	3,884
7.000% due 01/01/2028	2,740	2,385
Houston, Texas Housing Finance Corp. Revenue Notes, (GNMA Insured), Series 2001
6.600% due 03/20/2010	29	29
Houston, Texas Port Authority General Obligation Bonds, Series 2008
5.625% due 10/01/2038	1,000	1,074
Houston, Texas Water & Sewer System Revenue Bonds, (FSA Insured), Series 1998
0.000% due 12/01/2028	8,720	3,515
Huntington Beach, California Community Facilities District Special Tax Bonds, Series 2002
6.300% due 09/01/2032	1,750	1,567
Huntsville-Redstone Village, Alabama Special Care Facilities Financing Authority Revenue Bonds, Series 2007
5.500% due 01/01/2043	1,600	1,187
Illinois State Finance Authority Revenue Bonds, Series 2006
5.875% due 02/15/2038	1,050	889
Illinois State Finance Authority Revenue Bonds, Series 2007
5.500% due 05/15/2037	1,500	1,001
5.750% due 05/15/2031	2,000	1,547
6.000% due 11/15/2037	1,500	751
7.000% due 12/01/2037	3,800	2,025
Illinois State Finance Authority Revenue Bonds, Series 2008
6.250% due 08/15/2035	1,000	826
Illinois State Finance Authority Revenue Bonds, Series 2009
5.500% due 07/01/2037	45,400	51,816
5.750% due 07/01/2033	10,500	11,843
Illinois State Finance Authority Revenue Notes, Series 2009
5.000% due 07/01/2017	8,800	10,092
Illinois State JPMorgan Chase Putters/Drivers Trust Revenue Bonds, Series 2008
19.283% due 06/01/2026	2,315	3,448
Illinois State Metropolitan Pier & Exposition Authority Revenue Bonds, (NPFGC Insured), Series 2002
0.000% due 12/15/2030	60,000	20,297
0.000% due 12/15/2032	55,000	16,384
0.000% due 12/15/2033	50,000	13,872
0.000% due 06/15/2038	2,460	526
Illinois State Municipal Electric Agency Revenue Bonds, Series 2009
6.832% due 02/01/2035	34,200	37,687
Illinois State Regional Transportation Authority Revenue Bonds, (NPFGC Insured), Series 2006
5.000% due 07/01/2025	1,000	1,073
Illinois State Revenue Bonds, (NPFGC-FGIC Insured), Series 2002
5.750% due 06/15/2019	6,250	7,909
Illinois State Toll Highway Authority Revenue Bonds, Series 2009
6.184% due 01/01/2034	10,000	10,927

See Accompanying Notes

Schedule of Investments (Cont.)

Total Return Fund

September 30, 2009 (Unaudited)

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
Indiana State Anderson School Building Corp. Revenue Bonds, (FSA Insured), Series 2006
4.750% due 01/15/2027	$2,715	$2,893
4.750% due 01/15/2028	2,000	2,115
Indiana State Bond Bank Revenue Bonds, (FSA Insured), Series 2003
5.000% due 02/01/2033	7,535	7,524
Indiana State Health & Educational Facilities Financing Authority Revenue Bonds, Series 2007
5.500% due 03/01/2037	4,000	4,022
Iowa State Finance Authority Revenue Bonds, Series 2007
5.625% due 12/01/2045	2,900	1,382
Iowa State Revenue Bonds, Series 2009
6.750% due 06/01/2034	22,500	24,078
Iowa State Tobacco Settlement Authority Revenue Bonds, Series 2005
5.600% due 06/01/2034	16,100	14,791
6.500% due 06/01/2023	49,760	38,779
Jurupa, California Unified School District General Obligation Bonds, (NPFGC-FGIC Insured), Series 2002
0.000% due 05/01/2027	1,900	772
Kane & Du Page Counties, Illinois Community Unit School District No. 303 General Obligation Bonds, (FSA Insured), Series 2002
5.500% due 01/01/2015	100	110
King County, Washington General Obligation Bonds, Series 2008
4.750% due 01/01/2034	28,780	30,075
King County, Washington Public Hospital District No. 1 General Obligation Bonds, Series 2008
5.250% due 12/01/2037	18,400	19,747
Kings Canyon, California Joint Unified School District General Obligation Bonds, (NPFGC-FGIC Insured), Series 2002
0.000% due 08/01/2027	2,450	1,048
Lake County, Illinois Community High School District No. 127-Grayslake General Obligation Bonds, (NPFGC-FGIC Insured), Series 2002
0.000% due 02/01/2019	5,000	3,553
0.000% due 02/01/2020	5,000	3,376
0.000% due 02/01/2022	5,690	3,459
Las Vegas, Nevada Valley Water District General Obligation Bonds, Series 2008
5.000% due 02/01/2031	2,125	2,248
5.000% due 02/01/2032	2,305	2,428
5.000% due 02/01/2033	8,300	8,702
5.000% due 02/01/2034	415	434
5.000% due 02/01/2035	9,150	9,548
5.000% due 02/01/2036	9,605	10,016
Las Vegas, Nevada Valley Water District General Obligation Bonds, Series 2009
7.100% due 06/01/2039	33,000	34,448
Lenexa, Kansas Revenue Bonds, Series 2007
5.500% due 05/15/2039	500	346
Liberty, New York Development Corp. Revenue Bonds, Series 2005
5.250% due 10/01/2035	14,592	14,969
Los Angeles, California Community College District General Obligation Bonds, (NPFGC-FGIC Insured), Series 2007
5.000% due 08/01/2027	200	217
Los Angeles, California Community Redevelopment Agency Tax Allocation Bonds, Series 2001
5.875% due 09/01/2026	520	459
6.000% due 09/01/2031	325	277
Los Angeles, California Department of Water & Power Revenue Bonds, (AMBAC Insured), Series 2007
5.000% due 07/01/2038	6,150	6,447
Los Angeles, California Department of Water & Power Revenue Bonds, (FSA Insured), Series 2005
4.750% due 07/01/2036	17,500	18,039
Los Angeles, California Department of Water & Power Revenue Notes, (FSA Insured), Series 2005
17.598% due 07/01/2013	12,500	14,960
Los Angeles, California Unified School District General Obligation Bonds, (FSA Insured), Series 2007
4.500% due 07/01/2022	6,295	6,545
4.500% due 07/01/2023	27,780	28,733
4.500% due 07/01/2024	55,290	56,888
Los Angeles, California Unified School District General Obligation Bonds, (NPFGC Insured), Series 2007
4.500% due 07/01/2025	39,600	40,010
4.500% due 01/01/2028	50,140	49,828
Louisiana State Tobacco Settlement Financing Corp. Revenue Bonds, Series 2001
5.875% due 05/15/2039	19,305	18,584
Manhattan Beach, California Unified School District General Obligation Bonds, (NPFGC-FGIC Insured), Series 2001
0.000% due 09/01/2025	1,000	438
Manteca, California Unified School District Special Tax Bonds, (NPFGC Insured), Series 2001
0.000% due 09/01/2025	2,365	1,072
Massachusetts State General Obligation Bonds, Series 2001
5.500% due 11/01/2014	2,235	2,634
Massachusetts State General Obligation Bonds, Series 2003
5.500% due 10/01/2017	3,700	4,499
Massachusetts State Health & Educational Facilities Authority Revenue Bonds, Series 2009
5.500% due 11/15/2036	38,200	43,794
Massachusetts State Water Resources Authority Revenue Bonds, (FSA Insured), Series 2005
9.150% due 08/01/2032	250	269
Mesquite, Texas Independent School District General Obligation Bonds, (PSF-GTD Insured), Series 2005
0.000% due 08/15/2016	1,365	1,095
0.000% due 08/15/2018	1,000	709
0.000% due 08/15/2019	1,000	667
0.000% due 08/15/2020	1,000	629
Michigan City, Indiana Area-Wide School Building Corp. Revenue Bonds, (NPFGC-FGIC Insured), Series 2002
0.000% due 01/15/2021	2,500	1,546
0.000% due 07/15/2021	1,000	603
0.000% due 01/15/2022	1,000	589
Michigan State Public Educational Facilities Authority Revenue Bonds, (Q-SBLF Insured), Series 2008
7.000% due 10/01/2036 (p)	110	99
Michigan State Public Educational Facilities Authority Revenue Bonds, Series 2007
5.000% due 09/01/2022	775	630
5.000% due 09/01/2036	1,500	1,024
Michigan State Star International Academy Certificates of Participation Bonds, Series 2007
6.125% due 03/01/2037	1,460	1,164
Michigan State Tobacco Settlement Finance Authority Revenue Bonds, Series 2006
7.309% due 06/01/2034	325	260
Michigan Technical University Revenue Bonds, (XLCA Insured), Series 2003
5.000% due 10/01/2033	750	770
Milwaukee, Wisconsin Redevelopment Authority Revenue Bonds, Series 2007
5.650% due 08/01/2037	1,250	881
Minnehaha County, South Dakota Revenue Bonds, Series 2007
5.375% due 12/01/2027	1,705	1,219
Missouri State Joint Municipal Electric Utility Commission Revenue Bonds, (AMBAC Insured), Series 2007
5.000% due 01/01/2042	39,525	40,340
Missouri State University Place Transportation Development District Special Assessment Bonds, Series 2006
5.000% due 03/01/2032	500	357
Monrovia, California Financing Authority Revenue Bonds, (AMBAC Insured), Series 2002
5.125% due 12/01/2031	2,385	2,526
Montclair, California Redevelopment Agency Tax Allocation Bonds, (NPFGC Insured), Series 2001
5.300% due 10/01/2030	5,820	5,697
Montebello, California Unified School District General Obligation Bonds, (FSA Insured), Series 2001
0.000% due 08/01/2024	1,485	654
Montebello, California Unified School District General Obligation Bonds, (NPFGC-FGIC Insured), Series 2002
0.000% due 08/01/2024	1,500	656
0.000% due 08/01/2025	2,830	1,145
0.000% due 08/01/2027	2,775	974
Moreno Valley, California Unified School District Community Facilities District Special Tax Bonds, Series 2005
5.200% due 09/01/2036	4,585	3,381
Morgan Hill, California Unified School District General Obligation Bonds, (FGIC Insured), Series 2002
0.000% due 08/01/2023	2,400	1,486
Nassau County, New York Industrial Development Agency Revenue Bonds, Series 2007
6.700% due 01/01/2043	1,300	1,123
Naugatuck, Connecticut General Obligation Bonds, (FSA-CR/FGIC Insured), Series 2003
5.910% due 06/01/2033	165	170
Nebraska State Public Power Generation Agency Revenue Bonds, Series 2009
7.242% due 01/01/2041	44,800	46,263
Nevada State System of Higher Education Revenue Bonds, (AMBAC Insured), Series 2005
5.000% due 07/01/2030	10,000	10,340

See Accompanying Notes

Schedule of Investments (Cont.)

Total Return Fund

September 30, 2009 (Unaudited)

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
Nevada State Truckee Meadows Water Authority Revenue Bonds, (NPFGC Insured), Series 2005
5.000% due 07/01/2036	$5,560	$5,645
New Jersey State Economic Development Authority Revenue Bonds, Series 1998
5.875% due 05/15/2016	2,510	2,382
New Jersey State Health Care Facilities Financing Authority Revenue Bonds, Series 2003
5.500% due 07/01/2033	2,000	1,472
New Jersey State Tobacco Settlement Financing Corp. Revenue Bonds, Series 2007
5.000% due 06/01/2029	14,600	12,550
5.000% due 06/01/2041	32,755	24,786
New Jersey State Transportation Trust Fund Authority Revenue Bonds, Series 2009
6.875% due 12/15/2039	25,000	26,816
New Jersey State Turnpike Authority Revenue Bonds, Series 2009
7.414% due 01/01/2040	155	191
New Mexico State Finance Authority Revenue Bonds, Series 2006
5.000% due 12/15/2026	5,000	5,437
New York City, New York General Obligation Bonds, Series 2009
6.491% due 03/01/2021	190	214
New York City, New York Municipal Water Finance Authority Revenue Bonds, Series 2006
4.750% due 06/15/2037	300	309
New York City, New York Municipal Water Finance Authority Revenue Bonds, Series 2008
5.750% due 06/15/2040	9,685	11,018
New York State Counties Tobacco Trust II Revenue Bonds, Series 2001
5.625% due 06/01/2035	8,000	7,177
New York State Counties Tobacco Trust III Revenue Bonds, Series 2005
6.000% due 06/01/2027	15,770	13,006
New York State Dormitory Authority Revenue Bonds, (NPFGC-FHA Insured), Series 2001
5.400% due 02/01/2031	90	92
5.500% due 02/01/2041	1,435	1,458
New York State Dormitory Authority Revenue Bonds, (Radian Insured), Series 2003
5.000% due 07/01/2027	2,000	1,860
New York State JPMorgan Chase Putters/Drivers Trust Revenue Bonds, Series 2008
10.141% due 09/15/2029	13,810	17,553
New York State JPMorgan Chase Putters/Drivers Trust Revenue Notes, Series 2008
9.360% due 07/15/2012	6,820	8,201
13.911% due 06/15/2011	6,645	7,248
New York State Metropolitan Transportation Authority Revenue Bonds, (NPFGC-FGIC Insured), Series 2002
5.000% due 07/01/2025	6,040	6,324
New York State Metropolitan Transportation Authority Revenue Bonds, (NPFGC-FGIC Insured), Series 2003
5.000% due 11/15/2032	200	205
New York State Metropolitan Transportation Authority Revenue Bonds, Series 2009
7.336% due 11/15/2039	1,020	1,262
New York State Port Authority of New York & New Jersey Revenue Bonds, Series 2008
5.250% due 09/15/2023	1,800	1,956
5.750% due 11/01/2030	3,500	3,900
New York State TSASC, Inc. Revenue Bonds, Series 2006
5.000% due 06/01/2034	23,000	18,908
New York State Urban Development Corp. Revenue Bonds, Series 2009
5.250% due 03/15/2038	3,000	3,278
Newark, California Unified School District General Obligation Bonds, (FSA Insured), Series 2002
0.000% due 08/01/2026	3,245	1,505
North Carolina State Medical Care Commission Revenue Bonds, Series 2007
5.250% due 01/01/2032	1,000	711
North Carolina State Medical Care Commission Revenue Bonds, Series 2008
6.000% due 04/01/2038	1,500	1,149
North Carolina State Turnpike Authority Revenue Bonds, Series 2009
6.700% due 01/01/2039	36,200	38,688
North Oaks, Minnesota Revenue Bonds, Series 2007
6.000% due 10/01/2033	1,070	997
6.125% due 10/01/2039	620	579
Northwest Harris County, Texas Municipal Utility District No. 16 General Obligation Bonds, (Radian Insured), Series 2002
5.300% due 10/01/2029	2,105	2,129
Oakland, California General Obligation Bonds, (NPFGC-FGIC Insured), Series 2002
5.000% due 01/15/2027	8,670	8,789
5.000% due 01/15/2032	11,135	11,232
Ohio State Buckeye Tobacco Settlement Financing Authority Revenue Bonds, Series 2007
5.750% due 06/01/2034	11,000	10,312
5.875% due 06/01/2030	13,800	13,203
5.875% due 06/01/2047	381,300	309,787
Orange County, Florida Housing Finance Authority Revenue Bonds, Series 2002
5.250% due 01/01/2028	1,000	1,019
Oregon State Department of Administrative Services Revenue Bonds, Series 2009
5.000% due 04/01/2029	1,550	1,710
Palmdale, California Community Redevelopment Agency Tax Allocation Bonds, (AMBAC Insured), Series 2002
0.000% due 12/01/2030	1,230	406
0.000% due 12/01/2031	1,230	386
0.000% due 12/01/2032	1,225	362
Paramount, California Unified School District General Obligation Bonds, (FSA Insured), Series 2001
0.000% due 09/01/2023	1,750	921
Pennsylvania State Higher Educational Facilities Authority Revenue Bonds, Series 2007
5.000% due 05/01/2037	1,000	889
Perris, California Public Financing Authority Tax Allocation Bonds, Series 2002
5.375% due 10/01/2020	780	811
5.625% due 10/01/2031	1,800	1,811
Phoenix, Arizona Civic Improvement Corp. Revenue Bonds, Series 2007
5.000% due 07/01/2018	5,000	5,690
Pima County, Arizona Industrial Development Authority Revenue Bonds, Series 2007
5.000% due 06/01/2037	1,260	927
5.500% due 07/01/2037	5,000	3,742
Placer County, California Union High School District General Obligation Bonds, (FSA Insured), Series 2004
0.000% due 08/01/2033	10,150	2,500
Poway, California Unified School District Special Tax Bonds, Series 2002
5.600% due 09/01/2033	2,000	1,914
6.050% due 09/01/2025	2,285	2,300
6.125% due 09/01/2033	7,600	7,520
Poway, California Unified School District Special Tax Bonds, Series 2005
5.125% due 09/01/2028	4,400	4,020
Puerto Rico Aqueduct & Sewer Authority Revenue Bonds, Series 2008
6.000% due 07/01/2038	1,200	1,252
Puerto Rico Sales Tax Financing Corp. Revenue Bonds, (AMBAC Insured), Series 2007
0.000% due 08/01/2047	51,800	5,808
0.000% due 08/01/2054	77,000	5,758
Puerto Rico Sales Tax Financing Corp. Revenue Bonds, Series 2007
0.000% due 08/01/2056	21,600	1,375
Rancho Cucamonga, California Community Facilities District Special Tax Bonds, Series 2001
6.375% due 09/01/2031	2,000	1,902
Rancho Mirage, California Redevelopment Agency Tax Allocation Bonds, Series 2001
5.500% due 04/01/2024	1,190	1,201
5.625% due 04/01/2033	1,580	1,537
Rhode Island State Convention Center Authority Revenue Bonds, (FSA Insured), Series 2006
6.060% due 05/15/2035	165	169
Rhode Island State Tobacco Settlement Financing Corp. Revenue Bonds, Series 2002
6.125% due 06/01/2032	7,000	6,978
Richmond, California Revenue Bonds, (FGIC Insured), Series 1999
0.000% due 08/01/2030	1,500	594
Riverside, California Revenue Bonds, Series 2009
7.000% due 08/01/2029	20,000	21,114
7.200% due 08/01/2039	35,000	37,668
Rochester, Minnesota Revenue Bonds, Series 2007
5.300% due 04/01/2037	100	75
Rocklin, California Unified School District General Obligation Bonds, (NPFGC-FGIC Insured), Series 2002
0.000% due 08/01/2023	2,610	1,248
0.000% due 08/01/2024	5,000	2,240
0.000% due 08/01/2025	4,000	1,662
0.000% due 08/01/2026	4,000	1,567
0.000% due 08/01/2027	4,500	1,641
Sacramento, California Financing Authority Revenue Bonds, Series 1999
6.250% due 09/01/2023	5,115	4,825
Sacramento, California Revenue Bonds, (CM Insured), Series 1998
5.300% due 01/01/2024	1,920	1,921
Sacramento, California Special Tax Bonds, Series 1999
5.700% due 09/01/2023	2,945	2,674

See Accompanying Notes

Schedule of Investments (Cont.)

Total Return Fund

September 30, 2009 (Unaudited)

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
Sacramento, California Special Tax Bonds, Series 2001
6.100% due 09/01/2021	$655	$603
6.150% due 09/01/2026	1,240	1,120
Salinas, California Union High School District General Obligation Bonds, (NPFGC-FGIC Insured), Series 2003
0.000% due 10/01/2023	485	236
San Antonio, Texas Water Revenue Bonds, (NPFGC Insured), Series 2005
4.750% due 05/15/2037	3,000	3,097
San Diego, California Community Facilities District No. 3 Special Tax Bonds, Series 2006
5.600% due 09/01/2021 (p)	2,090	1,910
San Diego, California Tobacco Settlement Revenue Funding Corp. Revenue Bonds, Series 2006
7.125% due 06/01/2032	53,585	41,815
San Juan, California Unified School District General Obligation Bonds, (FSA Insured), Series 1999
0.000% due 08/01/2023	1,770	880
San Juan, California Unified School District General Obligation Bonds, (FSA Insured), Series 2001
0.000% due 08/01/2022	9,445	4,989
0.000% due 08/01/2025	10,895	4,762
0.000% due 08/01/2026	12,215	5,001
San Mateo, California Union High School District General Obligation Bonds, (NPFGC-FGIC Insured), Series 2002
0.000% due 09/01/2020	2,300	1,498
Santa Ana, California Unified School District General Obligation Bonds, (NPFGC-FGIC Insured), Series 2002
0.000% due 08/01/2026	2,515	1,005
0.000% due 08/01/2028	3,520	1,224
0.000% due 08/01/2030	2,500	753
0.000% due 08/01/2031	3,780	1,063
0.000% due 08/01/2032	3,770	987
Santa Clara County, California East Side Union High School District General Obligation Bonds, (XLCA Insured), Series 2005
0.000% due 08/01/2021	1,985	1,071
0.000% due 08/01/2022	1,490	769
Santa Clara, California Unified School District General Obligation Bonds, (NPFGC Insured), Series 2002
5.000% due 07/01/2025	2,155	2,232
5.000% due 07/01/2027	3,040	3,139
Santa Clarita, California Community College District General Obligation Bonds, (NPFGC Insured), Series 2007
4.750% due 08/01/2037	6,665	6,673
Santa Margarita, California Water District Special Tax Bonds, Series 1999
6.250% due 09/01/2029	4,005	4,032
Santa Monica, California Community College District General Obligation Bonds, (NPFGC Insured), Series 2005
0.000% due 08/01/2026	2,000	890
0.000% due 08/01/2027	3,550	1,490
Sarasota County, Florida Health Facility Authority Revenue Bonds, Series 2007
5.625% due 07/01/2027	4,720	3,928
Shasta, California Union High School District General Obligation Bonds, (NPFGC-FGIC Insured), Series 2002
0.000% due 08/01/2024	1,000	456
Signal Hill, California Redevelopment Agency Tax Allocation Bonds, (NPFGC-FGIC Insured), Series 2006
5.581% due 10/01/2016	195	196
South Carolina State Jobs-Economic Development Authority Revenue Bonds, (Radian Insured), Series 2001
5.375% due 02/01/2030	3,000	2,954
South Carolina State Jobs-Economic Development Authority Revenue Bonds, Series 2007
6.000% due 11/15/2037	750	530
South Tahoe, California Joint Powers Parking Financing Authority Revenue Bonds, Series 2002
7.000% due 12/01/2027	2,745	2,063
Southbridge, Massachusetts Associates LLC Revenue Bonds, (NPFGC Insured), Series 2000
7.590% due 02/01/2022	31,105	35,220
Southern California State Metropolitan Water District Revenue Bonds, Series 2009
5.906% due 07/01/2025	9,000	9,389
6.538% due 07/01/2039	40,000	42,536
Southern California State Tobacco Securitization Authority Revenue Bonds, Series 2006
5.000% due 06/01/2037	36,040	29,335
Southwestern Illinois State Development Authority Revenue Bonds, Series 2007
6.625% due 06/01/2037	600	543
Spanish Fork City, Utah Revenue Bonds, Series 2006
5.700% due 11/15/2036	750	614
Spokane County, Washington Revenue Bonds, Series 2009
6.474% due 12/01/2029	8,000	8,286
St. Louis, Missouri Industrial Development Authority Revenue Bonds, (GNMA Insured), Series 2002
5.125% due 12/20/2029	1,500	1,518
5.125% due 12/20/2030	1,500	1,521
Stanislaus County, California Modesto Elementary School District General Obligation Bonds, (NPFGC-FGIC Insured), Series 2002
0.000% due 08/01/2023	2,615	1,346
0.000% due 08/01/2024	2,705	1,312
0.000% due 05/01/2027	2,000	820
Stanislaus County, California Modesto High School District General Obligation Bonds, (NPFGC-FGIC Insured), Series 2002
0.000% due 08/01/2026	2,150	831
Stark County, North Dakota Revenue Bonds, Series 2007
6.750% due 01/01/2033	5,400	5,251
Stockton, California Public Financing Authority Revenue Bonds, Series 2009
7.942% due 10/01/2038	47,000	48,542
Sumner County, Tennessee Health Educational & Housing Facilities Board Revenue Bonds, Series 2007
5.500% due 11/01/2037	5,000	2,030
Temecula, California Public Financing Authority Community Facilities District No. 3-1 Special Tax Bonds, Series 2003
6.000% due 09/01/2033	2,000	1,841
Texas State General Obligation Bonds, Series 2005
4.750% due 04/01/2035	12,500	12,821
Texas State General Obligation Bonds, Series 2007
4.750% due 04/01/2029	1,500	1,583
Texas State General Obligation Bonds, Series 2008
4.750% due 04/01/2037	64,410	67,151
Texas State General Obligation Bonds, Series 2009
5.517% due 04/01/2039	19,200	20,449
Texas State JPMorgan Chase Putters/Drivers Trust General Obligation Bonds, (PSF-GTD Insured), Series 2008
15.840% due 02/15/2032	4,690	6,448
18.768% due 02/15/2028	5,565	8,310
Texas State JPMorgan Chase Putters/Drivers Trust General Obligation Notes, (PSF-GTD Insured), Series 2008
13.490% due 02/15/2012	3,985	4,496
Texas State Leander Independent School District General Obligation Bonds, (NPFGC-FGIC Insured), Series 2005
0.000% due 08/15/2023	1,000	503
Texas State Turnpike Authority Revenue Bonds, (AMBAC Insured), Series 2002
0.000% due 08/15/2019	10,000	6,121
0.000% due 08/15/2025	19,990	8,312
Tracy, California Community Facilities District Special Tax Bonds, Series 2002
6.000% due 09/01/2027	995	834
Tuscaloosa, Alabama Educational Building Authority Revenue Bonds, Series 2007
5.000% due 06/01/2026	1,400	1,167
Ulster County, New York Industrial Development Agency Revenue Bonds, Series 2007
6.000% due 09/15/2037	1,225	963
University of California Regents Medical Center Revenue Bonds, (NPFGC Insured), Series 2007
4.750% due 05/15/2031	4,000	4,045
University of California Revenue Bonds, (FSA Insured), Series 2005
4.750% due 05/15/2035	6,900	7,034
University of California Revenue Bonds, (NPFGC-FGIC Insured), Series 2007
5.000% due 05/15/2037	100	105
5.000% due 05/15/2041	1,000	1,046
University of California Revenue Bonds, Series 2009
5.770% due 05/15/2043	18,700	20,164
University of Toledo, Ohio Revenue Bonds, Series 2009
7.100% due 06/01/2026	5,000	5,223
7.875% due 06/01/2031	7,000	7,274
Utah County, Utah General Obligation Bonds, Series 2007
5.875% due 06/15/2037	1,320	1,063
Utah State Charter School Finance Authority Revenue Bonds, Series 2008
6.750% due 08/15/2028	250	227
Utah State Transit Authority Revenue Bonds, (NPFGC Insured), Series 2007
0.000% due 06/15/2023	10,000	5,004
0.000% due 06/15/2029	10,000	3,383
Utah State Transit Authority Revenue Bonds, Series 2009
5.937% due 06/15/2039	140	152

See Accompanying Notes

Schedule of Investments (Cont.)

Total Return Fund

September 30, 2009 (Unaudited)

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
Ventura County, California Community College District General Obligation Bonds, Series 2008
5.500% due 08/01/2033	$15,000	$16,252
Victor, California Elementary School District General Obligation Bonds, (NPFGC-FGIC Insured), Series 2002
0.000% due 08/01/2024	1,125	520
0.000% due 08/01/2026	2,410	953
Victoria, Texas General Obligation Bonds, Series 2009
6.124% due 08/15/2030 (d)	5,000	5,112
Vigo County, Indiana Hospital Authority Revenue Bonds, Series 2007
5.700% due 09/01/2037	3,000	2,440
5.750% due 09/01/2042	2,000	1,621
Virginia State Tobacco Settlement Financing Corp. Revenue Bonds, Series 2005
5.500% due 06/01/2026	1,050	1,184
Virginia State Tobacco Settlement Financing Corp. Revenue Bonds, Series 2007
0.000% due 06/01/2046 (g)	11,000	6,488
Vista, California Unified School District General Obligation Bonds, (FSA Insured), Series 2002
0.000% due 08/01/2026	1,000	409
Washington County, Pennsylvania Redevelopment Authority Tax Allocation Bonds, Series 2006
5.450% due 07/01/2035	350	239
Washington State Energy Northwest Revenue Bonds, (NPFGC Insured), Series 2002
5.750% due 07/01/2015	6,600	7,331
Washington State Energy Northwest Revenue Notes, Series 2008
5.000% due 07/01/2015	5,000	5,774
Washington State General Obligation Bonds, (NPFGC-FGIC Insured), Series 2003
0.000% due 06/01/2016	700	571
Washington State Housing Finance Commission Revenue Bonds, Series 2007
5.625% due 01/01/2038	10,200	7,528
Washington State Housing Finance Commission Revenue Notes, Series 2007
5.250% due 01/01/2017	1,500	1,361
Washington State Port of Seattle Revenue Bonds, Series 2009
7.000% due 05/01/2036	11,820	12,569
Washington State Tobacco Settlement Authority Revenue Bonds, Series 2002
6.625% due 06/01/2032	7,150	7,046
Weber County, Utah Revenue Bonds, Series 1999
5.000% due 08/15/2030	1,750	1,752
West Contra Costa, California Unified School District General Obligation Bonds, (NPFGC Insured), Series 2002
5.000% due 08/01/2026	2,740	2,749
5.000% due 08/01/2028	2,690	2,696
5.000% due 08/01/2031	1,890	1,891
West Contra Costa, California Unified School District General Obligation Bonds, Series 2009
8.460% due 08/01/2034	20,115	20,968
West Virginia State Tobacco Settlement Financing Authority Revenue Bonds, Series 2007
7.467% due 06/01/2047	162,555	128,794
Willacy County, Texas Revenue Bonds, Series 2007
6.875% due 09/01/2028	6,500	5,495
Wisconsin State Clean Water Revenue Bonds, Series 2009
6.000% due 05/01/2036	17,700	20,784
Wisconsin State Health & Educational Facilities Authority Revenue Bonds, Series 2006
5.000% due 05/01/2032	2,250	1,858
Yuba City, California Unified School District General Obligation Bonds, (NPFGC-FGIC Insured), Series 2002
0.000% due 09/01/2025	2,110	881

Total Municipal Bonds & Notes (Cost $4,142,617)		4,573,926

U.S. GOVERNMENT AGENCIES 47.9%
Bolivia Government AID Bond
0.408% due 02/01/2019	4,710	4,479
Fannie Mae
0.000% due 04/25/2018 - 08/25/2023 (c)	34	31
0.000% due 10/09/2019	13,300	7,455
0.366% due 03/25/2034	161	147
0.376% due 03/25/2036	15,416	13,590
0.396% due 08/25/2034	151	144
0.446% due 05/25/2035 - 10/27/2037	101,190	95,728
0.486% due 06/25/2032	44	36
0.496% due 03/25/2035 - 06/25/2044	85	84
0.546% due 02/25/2032	61	60
0.566% due 06/25/2037	72	69
0.596% due 07/25/2021 - 03/25/2044	6,872	6,274
0.644% due 04/18/2028	158	156
0.646% due 06/25/2029 - 11/25/2036	22,749	22,240
0.694% due 10/18/2030	1,231	1,215
0.696% due 10/25/2030 - 02/25/2033	721	709
0.731% due 08/25/2021 - 03/25/2022	34	34
0.746% due 03/25/2017 - 07/25/2034	1,988	1,966
0.794% due 12/18/2031	456	452
0.846% due 05/25/2030	543	537
0.881% due 11/25/2013 - 08/25/2022	112	111
0.896% due 05/25/2030	543	537
0.931% due 10/25/2023 - 03/25/2024	2,843	2,827
1.000% due 09/25/2023	1	1
1.081% due 01/25/2022	43	43
1.111% due 01/25/2022	101	101
1.131% due 12/25/2021	47	47
1.146% due 04/25/2032	59	59
1.181% due 04/25/2021	8	8
1.281% due 04/25/2023	291	291
1.381% due 04/01/2027	34	35
2.250% due 02/01/2020	4	4
2.251% due 07/01/2042 - 10/01/2044	64,511	64,159
2.252% due 12/01/2044	7,546	7,571
2.301% due 09/01/2041	56	55
2.451% due 10/01/2030 - 10/01/2040	4,368	4,381
2.599% due 05/01/2023	147	148
2.630% due 03/01/2033	144	144
2.637% due 09/01/2024	101	101
2.678% due 08/01/2033	32	32
2.826% due 02/01/2034	87	88
2.837% due 09/01/2035	172	175
2.849% due 10/01/2020	17	17
2.887% due 07/01/2017	767	775
2.954% due 04/01/2027	40	41
2.969% due 09/01/2017	526	529
2.990% due 03/01/2034	8,518	8,687
2.998% due 11/01/2035	7,624	7,699
3.015% due 09/01/2029	11	12
3.029% due 11/01/2024	1,874	1,875
3.055% due 05/01/2024	79	81
3.082% due 01/01/2021	17	17
3.095% due 07/01/2026	11	11
3.098% due 10/01/2034	2,455	2,497
3.138% due 06/01/2033	121	123
3.186% due 03/01/2019	766	767
3.223% due 09/01/2035	2,645	2,693
3.231% due 10/01/2024	26	26
3.236% due 04/01/2027	3	3
3.252% due 06/01/2024	29	30
3.300% due 08/01/2031	127	130
3.312% due 11/01/2025	72	73
3.325% due 10/01/2020	30	30
3.341% due 06/01/2021	461	461
3.343% due 08/01/2035	8,271	8,474
3.345% due 10/01/2027 - 07/01/2035	4,575	4,696
3.350% due 07/01/2024	328	337
3.431% due 07/01/2035	3,494	3,590
3.436% due 09/01/2024	136	139
3.440% due 11/01/2034	1,066	1,083
3.450% due 12/01/2020	498	502
3.472% due 08/01/2027	34	34
3.485% due 05/01/2026	39	40
3.512% due 05/01/2035	448	459
3.514% due 09/01/2034	1,522	1,534
3.529% due 02/01/2022	185	183
3.533% due 04/01/2027	54	55
3.549% due 08/01/2026	112	114
3.553% due 09/01/2022	121	122
3.587% due 08/01/2027	1,124	1,147
3.605% due 02/01/2027	271	273
3.623% due 03/01/2035	75	76
3.643% due 08/01/2027	1,408	1,436
3.646% due 11/01/2025	542	554
3.686% due 07/01/2034	5,133	5,252
3.709% due 11/01/2025	137	138
3.715% due 08/01/2025	882	909
3.722% due 04/01/2026 - 05/01/2027	34	35
3.750% due 08/01/2024	96	96
3.752% due 06/01/2035	2,514	2,610
3.769% due 05/01/2025	224	228
3.789% due 09/01/2034	22,317	22,893
3.815% due 11/01/2025 - 03/01/2036	641	660
3.817% due 09/01/2035	16,748	16,855
3.824% due 01/01/2020 - 12/01/2022	545	546
3.847% due 04/01/2033	98	99

See Accompanying Notes

Schedule of Investments (Cont.)

Total Return Fund

September 30, 2009 (Unaudited)

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
3.872% due 05/01/2035	$5,373	$5,561
3.873% due 11/01/2025	26	26
3.886% due 12/01/2018	56	56
3.920% due 11/01/2023	32	32
3.932% due 06/01/2034	39	40
3.989% due 02/01/2036	459	472
3.990% due 02/01/2026	73	73
3.995% due 10/01/2024	102	103
4.000% due 11/01/2010 - 09/01/2039	460,377	456,971
4.004% due 11/01/2035	850	881
4.020% due 02/01/2024	63	64
4.036% due 04/01/2034	378	389
4.038% due 03/01/2025	735	750
4.040% due 06/01/2025	73	75
4.053% due 01/01/2026	142	145
4.125% due 10/01/2024	4	4
4.149% due 05/01/2022	11	11
4.158% due 05/25/2035	35,560	36,365
4.165% due 03/01/2035	2,230	2,310
4.206% due 12/01/2025	298	303
4.210% due 12/01/2034	159	164
4.234% due 09/01/2019 - 11/01/2034	4,332	4,425
4.250% due 01/01/2018	104	104
4.251% due 02/01/2028	571	571
4.270% due 11/01/2035	5,447	5,616
4.303% due 12/01/2034	61	63
4.306% due 09/01/2033	245	252
4.315% due 11/01/2023 - 12/01/2023	338	341
4.318% due 02/01/2035	109	113
4.325% due 01/01/2024	27	27
4.351% due 05/01/2035	35,798	37,198
4.368% due 04/01/2034	26	27
4.372% due 01/01/2024	105	107
4.375% due 04/01/2017	33	33
4.401% due 12/01/2023	18	19
4.450% due 12/01/2023	77	78
4.453% due 02/01/2028	33	33
4.498% due 06/01/2025	352	361
4.500% due 10/01/2010 - 12/01/2035	168,804	174,732
4.505% due 09/01/2035	2,522	2,586
4.530% due 10/01/2034	3,319	3,412
4.535% due 12/01/2025	187	188
4.538% due 12/01/2023	57	58
4.542% due 07/01/2033	26	27
4.552% due 09/01/2035	10,580	10,931
4.553% due 02/01/2028	61	63
4.554% due 06/01/2035	11,744	12,042
4.563% due 11/01/2034	82	85
4.565% due 09/01/2021	13	13
4.585% due 11/01/2023	15	15
4.597% due 04/01/2024	259	268
4.617% due 06/01/2015	170	173
4.622% due 08/01/2035	2,083	2,170
4.634% due 12/01/2036	968	972
4.647% due 01/01/2035	421	435
4.659% due 02/01/2035	4,074	4,213
4.660% due 12/01/2034 - 11/01/2035	25,652	26,136
4.662% due 05/01/2035	25,811	26,811
4.677% due 02/01/2035	4,665	4,819
4.680% due 12/01/2012	358	380
4.685% due 09/01/2014	17	17
4.686% due 05/01/2030	12	13
4.687% due 02/01/2033	2	2
4.691% due 06/01/2035	18,759	18,941
4.733% due 04/01/2018	158	162
4.741% due 08/01/2023	80	83
4.747% due 03/01/2035	118	123
4.758% due 06/01/2035	3,557	3,639
4.760% due 08/01/2035	798	832
4.773% due 12/01/2027	252	257
4.776% due 12/01/2017 - 11/01/2034	4,622	4,772
4.781% due 11/01/2012	49	52
4.791% due 10/01/2034	6,134	6,293
4.796% due 11/01/2035	15,370	15,963
4.809% due 08/01/2035	4,419	4,611
4.819% due 06/01/2023	90	91
4.820% due 06/01/2023	19	20
4.826% due 02/01/2035	7,358	7,612
4.827% due 06/01/2035	264	275
4.834% due 09/01/2034 - 01/01/2035	17,104	17,652
4.845% due 11/01/2019	153	155
4.850% due 12/01/2026	12	13
4.870% due 05/01/2013	127	135
4.873% due 04/01/2013	55	58
4.881% due 12/01/2033	510	528
4.883% due 04/01/2038	41	43
4.889% due 04/01/2035	3,582	3,750
4.901% due 01/01/2035	17,583	18,196
4.903% due 02/01/2035	5,172	5,350
4.912% due 12/01/2034	2,058	2,130
4.940% due 03/01/2035	416	435
4.943% due 12/01/2034	382	394
4.955% due 07/01/2021	31	32
4.961% due 11/01/2031	183	185
4.962% due 06/01/2035 - 07/01/2035	5,260	5,474
4.966% due 01/01/2035	20,022	20,722
4.979% due 08/01/2035	83	86
4.985% due 03/01/2034	9,553	9,858
5.000% due 12/01/2012 - 11/01/2039	13,530,584	14,047,016
5.027% due 02/01/2021	126	129
5.035% due 03/01/2024	30	30
5.037% due 11/01/2034	1,975	2,038
5.054% due 06/01/2035	3,581	3,796
5.085% due 03/01/2026	53	54
5.091% due 07/01/2035	3,539	3,669
5.105% due 09/01/2023	140	142
5.111% due 12/01/2030	14	14
5.128% due 07/01/2019	80	82
5.132% due 10/01/2035	3,408	3,585
5.139% due 09/01/2035	3,545	3,729
5.148% due 11/01/2035	2,204	2,319
5.157% due 02/01/2016	195	212
5.159% due 11/01/2010	28	29
5.164% due 08/01/2035 - 01/01/2036	3,483	3,690
5.165% due 08/01/2035	3,134	3,300
5.167% due 10/01/2035	3,057	3,182
5.169% due 07/01/2035	2,971	3,126
5.172% due 10/01/2023	21	21
5.176% due 09/01/2035	3,622	3,815
5.186% due 10/01/2035	4,147	4,369
5.201% due 10/01/2019	222	227
5.208% due 11/01/2035	3,432	3,610
5.210% due 07/01/2035	2,871	3,017
5.220% due 08/01/2035 - 09/01/2035	5,035	5,287
5.225% due 06/01/2029	74	74
5.228% due 12/01/2035	3,107	3,271
5.238% due 09/01/2035	3,378	3,594
5.240% due 07/01/2024	148	151
5.250% due 11/01/2026	37	37
5.269% due 07/01/2035	2,553	2,688
5.271% due 10/01/2035	3,964	4,191
5.290% due 11/25/2033	1,307	1,380
5.296% due 08/01/2027	131	133
5.297% due 09/01/2035	66	69
5.304% due 10/01/2035	3,815	4,019
5.310% due 08/25/2033	4,122	4,313
5.346% due 11/01/2035	5,102	5,364
5.370% due 08/25/2043	2,652	2,588
5.375% due 11/15/2011 - 03/01/2023	1,326	1,442
5.376% due 11/01/2035	3,858	4,057
5.377% due 01/01/2036	2,808	2,990
5.410% due 09/01/2012	290	311
5.425% due 01/01/2037	708	746
5.436% due 05/01/2036	1,583	1,653
5.442% due 01/01/2036	101	106
5.445% due 12/01/2017	5	5
5.466% due 12/01/2035	35	36
5.499% due 09/01/2021	8	8
5.500% due 03/01/2011 - 11/01/2039	28,709,794	30,100,220
5.500% due 02/01/2038 - 09/01/2038 (m)	1,691,898	1,774,367
5.500% due 06/01/2038 (k)(m)	6,737,366	7,067,216
5.505% due 02/01/2021	78	80
5.533% due 10/01/2026	11	11
5.535% due 03/01/2036	2,310	2,422
5.542% due 01/01/2036	1,866	1,943
5.561% due 01/01/2037	663	700
5.589% due 02/01/2036	4,645	4,872
5.593% due 10/01/2027	216	221
5.608% due 12/01/2035	2,597	2,726
5.638% due 02/01/2036	436	460
5.639% due 03/01/2036	2,276	2,395
5.675% due 09/01/2036	14	14
5.700% due 02/28/2025	150	148
5.709% due 03/01/2036	3,529	3,700
5.750% due 01/01/2020 - 05/01/2037	1,209	1,268
5.755% due 03/01/2036	3,942	4,136
5.768% due 09/01/2037	36	38
5.780% due 09/01/2012	472	510
5.790% due 10/01/2017	392	437
5.800% due 02/09/2026	50,000	51,794
5.806% due 05/01/2023	307	316
5.840% due 04/01/2036	16	17
5.855% due 08/01/2022	1,045	1,076
5.874% due 12/01/2036	307	325
5.915% due 02/01/2012	766	822
5.922% due 10/01/2011	481	511
5.930% due 06/01/2022	34	35

See Accompanying Notes

Schedule of Investments (Cont.)

Total Return Fund

September 30, 2009 (Unaudited)

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
5.934% due 06/01/2036	$1,254	$1,319
5.950% due 02/25/2044	911	972
5.954% due 02/01/2020	46	48
5.970% due 07/01/2019	12	12
5.975% due 02/01/2012	408	438
5.981% due 11/01/2011	123	131
6.000% due 07/01/2011 - 10/25/2044	23,398,529	24,738,767
6.001% due 07/01/2032	132	141
6.043% due 09/01/2036	70	74
6.082% due 03/01/2023	242	243
6.091% due 05/01/2011	499	523
6.113% due 02/01/2012	500	540
6.160% due 08/01/2017	155	171
6.200% due 05/01/2011 - 01/01/2012	615	656
6.250% due 02/01/2011 - 02/25/2029	39,492	41,864
6.270% due 06/01/2011	89	95
6.280% due 06/15/2027	166,000	178,913
6.290% due 02/25/2029	500	561
6.300% due 10/17/2038	8,841	8,838
6.305% due 05/01/2011	320	337
6.390% due 05/25/2036	10,946	11,887
6.413% due 03/25/2039	75	81
6.480% due 01/01/2011	290	302
6.500% due 07/01/2011 - 02/25/2047	252,881	274,004
6.589% due 03/01/2023	659	675
6.642% due 05/01/2014	58	59
6.730% due 06/01/2022	14	14
6.745% due 02/01/2018	41	42
6.750% due 10/25/2023	269	297
6.834% due 11/01/2021	58	60
6.900% due 05/25/2023	46	51
6.960% due 07/01/2019	172	172
7.000% due 12/01/2009 - 01/25/2048	24,143	26,449
7.025% due 11/01/2022	19	19
7.084% due 12/01/2010	359	363
7.110% due 10/01/2009	448	448
7.200% due 05/01/2021	17	17
7.250% due 01/01/2023	734	825
7.360% due 04/01/2011	300	319
7.375% due 05/25/2022	998	1,089
7.500% due 11/01/2010 - 07/25/2041	5,011	5,666
7.556% due 06/01/2030	105	107
7.750% due 01/25/2022	1,475	1,649
7.780% due 01/01/2018	2,002	2,343
7.800% due 10/25/2022 - 06/25/2026	230	249
7.920% due 03/01/2018	2,483	2,929
7.980% due 05/01/2030	6,033	6,909
8.000% due 12/01/2010 - 07/01/2032	3,909	4,327
8.000% due 08/18/2027 (b)	9	2
8.060% due 04/01/2030	1,680	1,923
8.080% due 04/01/2030	924	1,058
8.200% due 04/25/2025	14	14
8.250% due 02/01/2017	4	4
8.490% due 06/01/2025	844	978
8.500% due 06/01/2012 - 10/01/2032	3,121	3,537
8.750% due 01/25/2021	196	223
9.000% due 07/01/2016 - 11/01/2025	1,369	1,538
9.250% due 04/25/2018	19	21
9.300% due 05/25/2018 - 08/25/2019	60	66
9.325% due 09/25/2028	346	368
9.500% due 11/01/2009 - 03/01/2026	914	1,046
10.000% due 11/01/2013 - 05/01/2022	115	128
10.500% due 11/01/2013 - 04/01/2022	24	27
11.000% due 11/01/2013 - 11/01/2020	114	128
11.500% due 08/20/2016 - 11/01/2019	4	4
12.000% due 05/01/2016	1	1
13.250% due 09/01/2011	1	1
14.750% due 08/01/2012	6	7
15.000% due 10/15/2012	20	23
15.500% due 10/01/2012 - 12/01/2012	1	2
15.750% due 12/01/2011 - 08/01/2012	6	7
16.000% due 09/01/2012	9	9
903.212% due 08/25/2021 (b)	0	5
1000.000% due 04/25/2022 (b)	0	4
Farmer Mac
7.997% due 01/25/2012	252	244
Federal Farm Credit Bank
5.580% due 07/03/2013 (j)	520	583
Federal Home Loan Bank
2.250% due 10/02/2009	650	650
5.500% due 08/13/2014 (j)	645	732
5.625% due 06/13/2016 (j)	175	177
5.750% due 05/15/2012 (j)	100	111
7.400% due 02/01/2021	720	717
Federal Housing Administration
4.918% due 11/01/2019	20	20
6.780% due 07/25/2040	7,168	7,068
6.880% due 02/01/2041	10,903	10,750
6.896% due 07/01/2020	8,660	8,511
6.960% due 05/01/2016	239	235
6.997% due 09/01/2019	57	56
7.110% due 05/01/2019	1,265	1,250
7.315% due 08/01/2019	4,312	4,296
7.350% due 04/01/2019 - 11/01/2020	562	560
7.375% due 02/01/2018	140	139
7.380% due 04/01/2041	2,368	2,364
7.400% due 01/25/2020	986	982
7.430% due 10/01/2018 - 06/01/2024	12,769	12,793
7.450% due 05/01/2021	2,205	2,208
7.460% due 01/01/2023	153	154
7.465% due 11/01/2019	1,724	1,730
7.500% due 03/01/2032	3,069	3,078
7.580% due 12/01/2040	7,086	7,116
7.630% due 08/01/2041	17,023	17,172
7.780% due 11/01/2040	7,091	7,143
8.250% due 01/01/2041	4,543	4,577
8.375% due 02/01/2012	37	37
Freddie Mac
0.286% due 12/25/2036	13,978	12,781
0.393% due 07/15/2019	24,597	24,142
0.483% due 05/15/2036	73	71
0.493% due 01/14/2011 (j)	1,659	1,660
0.493% due 07/15/2034	648	635
0.506% due 08/25/2031	404	325
0.593% due 12/15/2029 - 06/15/2031	6,623	6,554
0.643% due 06/15/2018 - 01/15/2033	725	714
0.693% due 06/15/2023 - 12/15/2031	96	94
0.743% due 06/15/2030 - 12/15/2032	517	510
1.125% due 06/01/2011 (j)	600	603
1.246% due 05/25/2043	11,675	11,462
1.250% due 02/15/2021	15	15
2.251% due 10/25/2044 - 02/25/2045	49,570	47,314
2.451% due 07/25/2044	4,305	4,230
2.500% due 06/01/2017	2	2
2.625% due 04/01/2017	4	4
2.881% due 06/01/2022	21	21
2.972% due 07/01/2032	3	3
3.050% due 10/25/2023	833	825
3.060% due 07/01/2023	61	62
3.110% due 07/01/2022	100	102
3.141% due 08/01/2023	94	96
3.147% due 06/01/2022	385	388
3.200% due 06/01/2024	244	248
3.221% due 06/01/2022	114	115
3.224% due 08/01/2023	80	81
3.229% due 08/01/2023	471	477
3.238% due 08/01/2035	933	958
3.240% due 09/01/2023	70	71
3.282% due 09/01/2023	350	356
3.284% due 05/01/2023	65	66
3.305% due 07/01/2020	131	132
3.327% due 05/01/2023 - 07/01/2027	536	545
3.340% due 02/01/2026	395	401
3.384% due 07/01/2030	870	886
3.430% due 02/01/2025	20	21
3.432% due 08/01/2035	65	66
3.439% due 08/01/2023	43	44
3.478% due 07/01/2019	200	203
3.500% due 09/01/2018 - 07/15/2032	1,344	1,335
3.564% due 10/01/2026	313	318
3.596% due 09/01/2035	78	80
3.598% due 07/01/2035	13,008	13,381
3.612% due 10/01/2024	144	147
3.649% due 08/15/2032	4,205	4,240
3.667% due 07/01/2032	89	91
3.670% due 07/01/2024	62	63
3.777% due 08/01/2023	1	1
3.805% due 09/01/2023	171	175
3.806% due 07/01/2023	217	223
3.823% due 06/01/2024	440	449
3.829% due 04/01/2025	80	82
3.843% due 10/01/2023	108	111
3.844% due 12/01/2022	15	16
3.875% due 01/01/2019	1	1

See Accompanying Notes

Schedule of Investments (Cont.)

Total Return Fund

September 30, 2009 (Unaudited)

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
3.986% due 02/01/2023	$77	$79
3.996% due 06/01/2020	80	81
4.000% due 04/01/2011 - 05/01/2023	3,544	3,621
4.003% due 04/01/2024	648	659
4.030% due 02/01/2019	181	181
4.031% due 01/01/2034	5,750	5,928
4.050% due 04/01/2023	13	13
4.062% due 11/01/2034	130	136
4.129% due 01/01/2028	21	21
4.180% due 11/01/2028	467	474
4.198% due 05/01/2021	1,203	1,205
4.209% due 07/01/2025	607	613
4.216% due 03/01/2024	222	231
4.237% due 01/01/2024	46	46
4.245% due 09/01/2028	3	3
4.250% due 09/15/2024	5	5
4.282% due 01/01/2022	83	84
4.295% due 08/01/2023	1,021	1,034
4.296% due 06/01/2021	371	376
4.366% due 03/01/2022	1,087	1,107
4.407% due 09/01/2035	11,854	12,253
4.433% due 11/01/2026	328	330
4.446% due 12/01/2026 - 01/01/2035	1,389	1,418
4.480% due 02/01/2021	6	6
4.500% due 12/01/2010 - 06/01/2039	12,719	13,175
4.506% due 11/01/2023	213	215
4.526% due 04/01/2029	134	136
4.554% due 05/01/2023	160	163
4.568% due 12/01/2018	251	251
4.606% due 10/01/2023	53	54
4.672% due 11/01/2020	81	83
4.700% due 03/01/2035	837	876
4.712% due 06/01/2035	4,817	4,993
4.714% due 10/01/2023	178	181
4.798% due 06/01/2030	377	382
4.826% due 10/01/2035	27,847	28,915
4.842% due 11/01/2035	28,625	29,583
4.846% due 03/01/2035	3,807	3,929
4.868% due 10/01/2035	52,183	54,222
4.878% due 10/01/2035	3,470	3,600
4.880% due 10/01/2035	20,516	21,343
4.894% due 03/01/2035	36	37
4.907% due 10/01/2035	26,926	27,995
4.925% due 07/01/2035	49	51
4.938% due 11/01/2035	21,919	22,824
4.940% due 10/01/2022	44	46
4.972% due 09/01/2035	99	103
4.980% due 05/01/2022	33	34
4.990% due 11/01/2023	2	2
5.000% due 08/15/2012 (j)	75	82
5.000% due 01/01/2014 - 11/01/2039	231,097	242,131
5.012% due 01/01/2021	41	41
5.053% due 05/01/2018	230	235
5.075% due 01/01/2019	2	1
5.092% due 10/01/2035	4,009	4,208
5.105% due 05/01/2018	51	52
5.120% due 04/01/2029	40	41
5.129% due 10/01/2023	186	188
5.138% due 09/01/2023	27	28
5.142% due 05/01/2035	31,795	33,028
5.156% due 10/01/2023	269	276
5.188% due 05/01/2018	209	211
5.200% due 10/25/2023	167	151
5.208% due 07/01/2019	8	8
5.210% due 03/01/2021	698	705
5.250% due 07/18/2011 (j)	100	108
5.265% due 05/01/2020	62	63
5.268% due 05/01/2037	413	434
5.288% due 09/01/2035	148	154
5.404% due 11/01/2035	2,598	2,734
5.428% due 12/01/2035	2,928	3,075
5.477% due 01/01/2037	704	742
5.486% due 02/01/2038	163	170
5.500% due 09/15/2011 - 11/01/2039	3,173,746	3,314,048
5.500% due 02/01/2038 (k)	1,350,785	1,416,073
5.535% due 09/01/2037	54	57
5.578% due 07/01/2036	35	37
5.684% due 04/01/2036	14	14
5.700% due 03/01/2036	2,466	2,588
5.702% due 06/01/2037	92	97
5.705% due 02/01/2037	106	111
5.750% due 01/15/2012	3	3
5.824% due 04/01/2036	2,870	3,036
5.871% due 04/01/2036	3,229	3,387
5.874% due 12/01/2037	1,493	1,576
5.875% due 09/01/2018 - 05/01/2037	251	264
5.950% due 06/15/2028	44,746	47,351
5.986% due 02/01/2037	92	97
6.000% due 01/01/2011 - 11/01/2039	1,830,902	1,938,082
6.250% due 12/15/2028 - 01/15/2036	1,242	1,340
6.284% due 10/01/2020	8	8
6.500% due 09/01/2010 - 10/25/2043	309,100	333,028
6.500% due 09/15/2023 (b)	1	0
6.515% due 05/01/2020	14	15
6.900% due 12/01/2010	360	370
6.924% due 10/01/2020	226	231
6.950% due 07/15/2021 - 08/15/2021	102	106
7.000% due 03/15/2010 (j)	200	206
7.000% due 10/01/2010 - 10/25/2043	35,434	38,517
7.000% due 09/15/2023 (b)	24	5
7.030% due 01/01/2019	52	53
7.500% due 05/01/2011 - 11/01/2037	15,488	16,737
7.645% due 05/01/2025	5,541	6,073
7.800% due 09/15/2020	10	11
8.000% due 04/01/2010 - 09/15/2024	3,598	3,887
8.250% due 06/01/2016 (j)	300	367
8.250% due 06/15/2022	213	233
8.500% due 01/01/2010 - 06/01/2030	2,056	2,158
8.750% due 12/01/2010 - 12/15/2020	103	112
8.900% due 11/15/2020	725	791
9.000% due 09/01/2010 - 07/01/2030	555	576
9.000% due 05/01/2022 (b)	4	1
9.250% due 07/01/2017	2	3
9.500% due 09/01/2016 - 12/01/2022	534	591
10.000% due 11/01/2011 - 03/01/2021	41	46
10.500% due 10/01/2017 - 01/01/2021	17	19
11.000% due 06/01/2011 - 05/01/2020	29	32
11.250% due 10/01/2009 - 09/01/2015	1	1
11.500% due 01/01/2018	1	1
13.250% due 10/01/2013	42	48
14.000% due 04/01/2016	2	2
15.500% due 08/01/2011	1	1
884.500% due 01/15/2021 (b)	0	2
1007.500% due 02/15/2022 (b)	0	4
Ginnie Mae
0.641% due 06/16/2031 - 03/16/2032	460	453
0.741% due 02/16/2030 - 04/16/2032	3,125	3,124
0.746% due 09/20/2030	178	176
0.780% due 11/16/2029 - 10/16/2030	562	556
0.791% due 12/16/2025	93	93
0.841% due 02/16/2030	2,143	2,131
0.980% due 02/16/2030	908	906
1.196% due 03/20/2031	157	157
3.750% due 02/20/2032	1,190	1,206
4.000% due 02/20/2016 - 11/20/2032	350	356
4.125% due 12/20/2015 - 10/20/2033	25,661	26,117
4.250% due 01/20/2028 - 03/20/2030	6,412	6,547
4.375% due 02/20/2017 - 05/20/2030	52,269	53,504
4.500% due 02/20/2018 - 02/20/2034	7,260	7,619
4.625% due 07/20/2017 - 09/20/2033	32,007	32,814
5.000% due 06/20/2028 - 03/15/2039	3,249	3,351
5.500% due 05/15/2021 - 11/01/2039	7,488	7,860
6.000% due 03/15/2013 - 10/01/2039	797,348	843,993
6.000% due 08/15/2038 - 10/15/2038 (k)	162,946	172,473
6.250% due 03/16/2029	588	639
6.500% due 02/15/2026 - 07/15/2040	96,854	103,858
6.670% due 08/15/2040	905	924
6.750% due 06/20/2028 - 10/16/2040	41,806	46,183
7.000% due 09/15/2010 - 11/15/2032	5,826	6,323
7.250% due 07/16/2028	13	13
7.500% due 06/15/2011 - 03/15/2032	6,589	7,269
7.700% due 03/15/2041	6,468	6,790
7.750% due 08/20/2025 - 12/15/2040	1,556	1,683
See Accompanying Notes

Schedule of Investments (Cont.)

Total Return Fund

September 30, 2009 (Unaudited)

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
8.000% due 10/15/2011 - 10/20/2031	$988	$1,117
8.250% due 04/15/2020	80	89
8.300% due 06/15/2019	18	20
8.500% due 07/15/2016 - 04/15/2031	1,019	1,164
9.000% due 06/15/2010 - 01/15/2031	991	1,126
9.250% due 12/20/2016	1	1
9.500% due 05/15/2016 - 07/15/2025	339	380
10.000% due 02/15/2013 - 02/15/2025	344	384
10.250% due 02/20/2019	9	10
10.500% due 12/15/2015 - 09/15/2021	87	98
11.000% due 04/15/2010 - 04/20/2019	8	9
11.500% due 04/15/2013 - 10/15/2015	9	10
12.000% due 11/15/2012 - 05/15/2016	58	64
13.000% due 12/15/2012	1	1
13.500% due 10/15/2012 - 09/15/2014	12	14
15.000% due 08/15/2011 - 09/15/2012	19	22
16.000% due 11/15/2011 - 05/15/2012	9	10
17.000% due 11/15/2011 - 12/15/2011	8	9
Small Business Administration
0.875% due 05/25/2021 - 01/25/2022	157	156
1.000% due 03/25/2025 - 07/25/2025	126	126
1.100% due 01/25/2019 - 11/25/2024	178	178
3.870% due 01/01/2014	980	1,008
4.330% due 07/01/2014	164	170
4.340% due 03/01/2024	209	217
4.504% due 02/01/2014	55	56
4.524% due 02/10/2013	7,389	7,626
4.684% due 09/10/2014	4,754	4,902
4.750% due 07/01/2025	941	996
4.754% due 08/10/2014	37	39
4.770% due 04/01/2024	961	1,012
4.870% due 12/01/2024	1,855	1,963
4.890% due 12/01/2023	1,194	1,261
4.930% due 01/01/2024	2,418	2,556
4.950% due 03/01/2025	2,016	2,138
4.980% due 11/01/2023	8,661	9,093
5.090% due 10/01/2025	828	879
5.110% due 05/01/2017 - 08/01/2025	2,081	2,208
5.120% due 11/01/2017	194	207
5.130% due 09/01/2023	5,235	5,560
5.136% due 08/10/2013	488	511
5.160% due 02/01/2028	2,401	2,552
5.190% due 01/01/2017 - 07/01/2024	523	558
5.200% due 11/01/2015	342	362
5.230% due 11/01/2016	367	390
5.290% due 12/01/2027	80,530	86,041
5.310% due 05/01/2027	431	466
5.340% due 11/01/2021	5,960	6,332
5.370% due 09/01/2016	308	328
5.490% due 05/01/2028	28,228	30,612
5.680% due 06/01/2028	28,213	31,082
5.725% due 09/01/2018	49,584	52,994
5.780% due 08/01/2027	85	92
5.902% due 02/10/2018	548	600
6.030% due 02/01/2012	4,143	4,347
6.340% due 03/01/2021	9,800	10,602
6.344% due 08/01/2011	304	320
6.640% due 02/01/2011	910	955
6.700% due 12/01/2016	2,498	2,718
6.900% due 12/01/2020	3,085	3,364
6.950% due 11/01/2016	610	652
7.060% due 11/01/2019	535	582
7.150% due 03/01/2017	1,019	1,120
7.190% due 12/01/2019	100	109
7.220% due 11/01/2020	729	799
7.449% due 08/01/2010	5,630	5,824
7.500% due 04/01/2017	676	742
7.630% due 06/01/2020	4,875	5,360
7.700% due 07/01/2016	75	83
8.017% due 02/10/2010	4,894	5,007
Tennessee Valley Authority
5.250% due 09/15/2039	98,000	103,833
6.790% due 05/23/2012	3,000	3,382
Vendee Mortgage Trust
0.446% due 06/15/2023 (b)	19,969	239
6.500% due 09/15/2024	14,305	14,923
6.809% due 01/15/2030	1,983	2,113

Total U.S. Government Agencies (Cost $86,722,921)		89,467,128

U.S. TREASURY OBLIGATIONS 11.3%
Treasury Inflation Protected Securities (h)
2.000% due 07/15/2014	360	374
U.S. Treasury Bonds
3.500% due 02/15/2039 (m)	725,029	657,284
4.250% due 05/15/2039	1,858,830	1,924,181
4.375% due 02/15/2038	745,600	786,026
4.500% due 02/15/2036	75,600	81,258
4.500% due 05/15/2038	682,900	735,399
4.500% due 08/15/2039 (j)	3,340,900	3,603,999
4.750% due 02/15/2037	28,100	31,371
5.375% due 02/15/2031	257,600	306,303
U.S. Treasury Notes
0.875% due 12/31/2010	267,400	268,664
0.875% due 02/28/2011	149,700	150,332
0.875% due 03/31/2011	179,300	179,986
0.875% due 04/30/2011 (m)	4,130	4,143
0.875% due 05/31/2011 (m)	964,564	967,353
1.000% due 07/31/2011 (j)(m)	4,427,696	4,442,746
1.000% due 08/31/2011 (m)	2,645,027	2,651,021
1.000% due 09/30/2011	1,670,600	1,672,820
1.125% due 06/30/2011	150,000	150,943
2.375% due 09/30/2014	1,979,000	1,985,180
3.000% due 09/30/2016	392,000	393,746
4.750% due 05/31/2012	500	546

Total U.S. Treasury Obligations (Cost $20,574,573)		20,993,675

MORTGAGE-BACKED SECURITIES 3.1%
ABN AMRO Mortgage Corp.
5.500% due 01/25/2034	69	69
Adjustable Rate Mortgage Trust
5.374% due 11/25/2035	1,582	1,112
5.398% due 01/25/2036	2,770	2,342
American Home Mortgage Assets
0.436% due 05/25/2046	50,291	24,165
0.436% due 09/25/2046	20,438	9,587
0.456% due 10/25/2046	31,644	14,313
1.601% due 02/25/2047	21,913	8,945
1.821% due 11/25/2046	106,558	43,077
American Home Mortgage Investment Trust
3.098% due 10/25/2034	1,262	917
4.390% due 02/25/2045	72,436	58,439
4.440% due 02/25/2045	33	26
4.985% due 09/25/2035	600	412
5.660% due 09/25/2045	8,377	5,296
Banc of America Commercial Mortgage, Inc.
3.878% due 09/11/2036	2,941	2,977
4.342% due 03/11/2041	858	869
4.772% due 07/11/2043	41,484	42,521
4.811% due 12/10/2042	10	10
5.381% due 01/15/2049	517	517
5.414% due 09/10/2047	15,000	13,684
5.421% due 04/10/2049	143	145
5.451% due 01/15/2049	200	177
5.492% due 02/10/2051	35,000	28,623
5.578% due 06/10/2039	460	464
5.611% due 05/10/2045	135	138
5.837% due 06/10/2049	14,050	11,549
5.867% due 04/10/2049	5,349	4,621
5.929% due 05/10/2045	29,000	27,946
5.935% due 02/10/2051	600	535
6.354% due 02/10/2051	70	64
9.073% due 10/11/2037	94	115
Banc of America Funding Corp.
0.536% due 05/20/2035	2,394	1,286
3.487% due 05/25/2035	131,602	123,914
3.898% due 03/20/2035	4,134	2,796
4.043% due 11/20/2034	2,511	2,235
4.568% due 02/20/2036	1,586	1,399
4.975% due 09/20/2034	2,421	2,272
5.250% due 09/20/2034	200	194
5.321% due 11/20/2035	1,897	1,346
5.746% due 03/20/2036	3,648	2,200
5.753% due 10/25/2036	2,400	1,458
5.835% due 03/20/2036	1,001	659
5.837% due 01/25/2037	1,900	973
5.888% due 04/25/2037	5,600	3,386
5.915% due 10/20/2046	9,659	5,364
6.093% due 01/20/2047	443	291
Banc of America Mortgage Securities, Inc.
0.696% due 12/25/2033	646	638
3.915% due 05/25/2033	624	570
3.994% due 07/25/2033	458	427
4.091% due 07/25/2034	536	475
4.680% due 07/20/2032	1,428	1,314
5.417% due 02/25/2036	5,513	4,029
5.500% due 11/25/2033	89	89
6.500% due 10/25/2031	225	215
6.500% due 09/25/2033	9,867	9,373
BCAP LLC Trust
0.416% due 01/25/2037	108,646	51,088

See Accompanying Notes

Schedule of Investments (Cont.)

Total Return Fund

September 30, 2009 (Unaudited)

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
Bear Stearns Adjustable Rate Mortgage Trust
2.216% due 03/25/2035	$935	$829
2.900% due 03/25/2035	11,595	10,371
3.273% due 11/25/2034	237	229
3.651% due 11/25/2030	5,853	5,559
3.753% due 08/25/2033	97	93
3.762% due 09/25/2034	228	211
3.915% due 11/25/2034	4,796	4,421
4.153% due 05/25/2034	138	128
4.171% due 07/25/2034	477	378
4.342% due 11/25/2034	1,455	1,363
4.444% due 05/25/2034	40	33
4.484% due 05/25/2033	1,524	1,456
4.531% due 08/25/2033	248	235
4.550% due 08/25/2035	530	466
4.616% due 01/25/2034	2,492	2,261
4.617% due 10/25/2035	74,569	73,064
4.630% due 05/25/2034	46	37
4.648% due 10/25/2033	81	78
4.673% due 01/25/2035	531	467
4.979% due 01/25/2035	774	701
5.117% due 04/25/2033	379	364
5.131% due 02/25/2034	778	663
5.273% due 02/25/2033	64	62
5.348% due 04/25/2033	4,037	3,985
5.394% due 01/25/2034	12	12
5.427% due 04/25/2033	11,585	11,328
5.432% due 04/25/2033	419	402
5.440% due 05/25/2047	51,686	33,969
5.509% due 01/25/2034	19	16
5.622% due 02/25/2033	8,171	8,030
5.734% due 02/25/2036	6,952	4,505
Bear Stearns Alt-A Trust
0.406% due 02/25/2034	6,623	4,665
0.446% due 02/25/2034	95	27
0.466% due 04/25/2035	4,032	2,232
0.466% due 12/25/2046	415	35
3.619% due 09/25/2034	359	246
3.972% due 12/25/2033	1,543	1,381
4.651% due 02/25/2034	8,213	7,118
4.956% due 01/25/2035	6,272	3,712
5.209% due 03/25/2035	34	22
5.285% due 08/25/2036	9,100	3,866
5.355% due 05/25/2035	155,271	104,764
5.490% due 09/25/2035	75,062	47,629
5.654% due 11/25/2036	120	73
5.712% due 03/25/2036	3,583	1,840
5.714% due 02/25/2036	2,961	1,709
5.718% due 01/25/2036	31,577	19,592
5.820% due 11/25/2036	916	490
6.250% due 08/25/2036	183	87
Bear Stearns Commercial Mortgage Securities
0.353% due 03/15/2019	497	411
3.970% due 11/11/2035	128	129
4.980% due 02/11/2041	400	409
5.060% due 11/15/2016	1,944	1,979
5.116% due 02/11/2041	900	883
5.201% due 12/11/2038	2,100	1,953
5.331% due 02/11/2044	21,525	19,429
5.468% due 06/11/2041	100	100
5.471% due 01/12/2045	30,000	27,885
5.593% due 06/11/2040	4,143	4,244
5.610% due 11/15/2033	1,770	1,852
5.622% due 03/11/2039	13,650	13,207
5.694% due 06/11/2050	47,410	41,965
5.700% due 06/11/2050	36,100	32,058
5.703% due 06/11/2050	1,300	1,236
5.878% due 09/11/2038	518	525
5.908% due 06/11/2040	43,766	40,092
6.440% due 06/16/2030	333	333
6.480% due 02/15/2035	250	259
7.000% due 05/20/2030	27,020	29,066
Bear Stearns Mortgage Funding Trust
0.316% due 02/25/2037	252	215
Bear Stearns Mortgage Securities, Inc.
3.462% due 06/25/2030	113	113
Bear Stearns Structured Products, Inc.
5.485% due 12/26/2046	6,713	4,213
5.636% due 01/26/2036	6,406	3,655
Bella Vista Mortgage Trust
0.496% due 05/20/2045	72	32
CC Mortgage Funding Corp.
0.426% due 05/25/2036	4,615	3,666
Chase Mortgage Finance Corp.
5.427% due 03/25/2037	20,381	14,266
6.000% due 09/25/2036	275	192
Chaseflex Trust
5.500% due 06/25/2035	50	46
Citicorp Mortgage Securities, Inc.
5.250% due 12/25/2033	250	232
Citigroup Commercial Mortgage Trust
5.622% due 12/10/2049	71	73
5.888% due 12/10/2049	782	723
6.299% due 12/10/2049	21,000	18,966
Citigroup Mortgage Loan Trust, Inc.
0.316% due 01/25/2037	1,592	1,361
1.046% due 08/25/2035	4,805	3,044
4.098% due 08/25/2035	15,356	12,623
4.248% due 08/25/2035	81,457	66,817
4.647% due 08/25/2035	96,544	79,147
4.700% due 12/25/2035	52,211	44,679
4.748% due 08/25/2035	2,737	2,361
4.760% due 12/25/2035	5,157	2,593
4.900% due 10/25/2035	273	216
5.674% due 07/25/2046	15,296	10,487
5.985% due 09/25/2037	100,595	62,531
Citigroup/Deutsche Bank Commercial Mortgage Trust
5.322% due 12/11/2049	50,225	42,127
5.617% due 10/15/2048	3,515	3,253
5.886% due 11/15/2044	400	374
CitiMortgage Alternative Loan Trust
6.000% due 06/25/2037	4,338	3,243
Collateralized Mortgage Obligation Trust
8.000% due 09/20/2021	447	447
Commercial Mortgage Asset Trust
6.975% due 01/17/2032	170	181
Commercial Mortgage Pass-Through Certificates
0.473% due 02/05/2019	500	378
0.741% due 02/16/2034	16,703	14,670
0.741% due 07/16/2034	1,090	928
4.049% due 10/15/2037	140	140
5.306% due 12/10/2046	137,853	120,329
Countrywide Alternative Loan Trust
0.326% due 09/20/2046	12	12
0.396% due 05/20/2046	1,466	1,284
0.416% due 01/25/2037	4,100	2,064
0.426% due 05/25/2047	6,013	2,703
0.436% due 09/25/2046	44,427	22,136
0.441% due 12/20/2046	119,925	58,928
0.446% due 05/25/2036	3,523	1,721
0.456% due 05/25/2035	396	210
0.456% due 07/20/2046	52,671	22,175
0.456% due 07/25/2046	8,310	4,141
0.496% due 09/25/2046	1,000	86
0.496% due 10/25/2046	591	127
0.506% due 07/25/2046	800	79
0.516% due 05/25/2036	611	89
0.526% due 02/25/2037	5,840	3,032
0.596% due 09/25/2035	3,579	1,869
0.596% due 05/25/2037	442	205
1.901% due 12/25/2035	1,086	576
1.901% due 02/25/2036	1,427	745
2.001% due 08/25/2035	642	310
2.401% due 11/25/2035	3,041	1,484
2.941% due 11/25/2035	39	21
4.500% due 06/25/2035	44	43
5.000% due 08/25/2019	1,112	1,041
5.250% due 06/25/2035	2,832	2,383
5.304% due 10/25/2035	1,501	1,127
5.750% due 03/25/2037	3,000	1,853
5.869% due 11/25/2035	3,533	2,070
5.883% due 02/25/2037	46,048	29,193
6.000% due 10/25/2032	2,855	2,502
6.000% due 10/25/2033	902	880
6.000% due 12/25/2033	23	21
6.000% due 02/25/2034	28	27
6.000% due 01/25/2037	17,996	11,809
6.000% due 02/25/2037	2,505	2,132
6.126% due 08/25/2036	606	579
6.250% due 12/25/2033	23	23
6.250% due 11/25/2036	2,951	1,886
6.250% due 08/25/2037	8,348	4,284
6.500% due 05/25/2036	10,189	6,322
Countrywide Home Loan Mortgage Pass-Through Trust
0.476% due 05/25/2035	18,970	10,068
0.536% due 04/25/2035	22,911	12,395
0.566% due 03/25/2035	675	344
0.576% due 02/25/2035	1,697	988
0.586% due 02/25/2035	23	13
0.586% due 06/25/2035	7,789	5,308
0.586% due 03/25/2036	1,022	195
0.596% due 02/25/2036	546	101
0.626% due 09/25/2034	44	26
0.646% due 08/25/2018	3,155	3,050
3.750% due 07/19/2031	27	25
3.885% due 04/20/2035	26	25
3.944% due 07/25/2034	6,762	6,583
4.004% due 08/25/2034	17	11
4.110% due 11/19/2033	1,225	1,209
4.635% due 02/20/2035	2,469	2,169
4.654% due 11/25/2034	2,869	2,133
5.230% due 01/20/2035	1,729	1,535
5.250% due 02/20/2036	48,804	32,969
5.287% due 10/19/2032	8	4
5.341% due 02/25/2047	3,158	1,639
5.364% due 10/20/2035	3,768	2,602
5.500% due 11/25/2035	15,956	6,649
5.528% due 04/20/2036	3,032	1,654
5.535% due 02/20/2036	918	608
5.554% due 03/25/2037	3,052	1,535
5.755% due 05/20/2036	5,637	3,168
6.073% due 09/25/2047	9,903	6,303

See Accompanying Notes

Schedule of Investments (Cont.)

Total Return Fund

September 30, 2009 (Unaudited)

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
6.500% due 01/25/2034	$542	$396
7.500% due 06/25/2035	538	512
Credit Suisse Mortgage Capital Certificates
5.383% due 02/15/2040	4,200	3,300
5.467% due 09/15/2039	37,500	31,971
5.579% due 04/25/2037	2,100	999
5.695% due 09/15/2040	19,765	15,635
5.846% due 03/15/2039	14,987	13,301
5.863% due 02/25/2037	5,400	3,122
CS First Boston Mortgage Securities Corp.
0.950% due 03/25/2032	783	658
2.799% due 05/25/2032	91	89
3.762% due 04/25/2034	38,876	35,613
3.847% due 07/25/2033	44	40
3.877% due 08/25/2033	245	230
3.920% due 06/25/2032	32	29
4.106% due 12/15/2035	7,432	7,563
4.485% due 11/15/2036	3,202	3,268
4.495% due 05/25/2032	162	155
5.016% due 06/25/2032	15	14
5.435% due 09/15/2034	8,849	9,120
6.000% due 11/25/2035	80	68
6.500% due 04/25/2033	1,967	1,713
7.170% due 05/17/2040	1,472	1,517
7.500% due 12/25/2032	4	4
8.116% due 09/15/2041	34	34
CSAB Mortgage-Backed Trust
5.684% due 12/25/2036	4,100	2,342
5.720% due 09/25/2036	4,000	2,316
6.172% due 06/25/2036	4,940	2,449
CW Capital Cobalt Ltd.
5.484% due 04/15/2047	4,100	3,231
Deutsche ALT-A Securities, Inc. Alternate Loan Trust
0.316% due 12/25/2036	5,563	5,488
0.316% due 01/25/2047	106	100
0.326% due 03/25/2037	293	290
0.336% due 08/25/2037	9,672	9,040
0.346% due 10/25/2036	40	36
0.396% due 02/25/2047	18,546	8,665
5.050% due 09/25/2035	15	15
5.500% due 12/25/2035	4,100	2,996
5.598% due 10/25/2035	2,663	2,025
5.869% due 10/25/2036	3,800	2,106
5.886% due 10/25/2036	3,800	2,108
6.005% due 10/25/2036	4,116	2,740
6.300% due 07/25/2036	4,126	2,102
DLJ Mortgage Acceptance Corp.
6.502% due 08/01/2021 (p)	211	187
8.000% due 03/25/2022	16	16
Downey Savings & Loan Association Mortgage Loan Trust
0.426% due 04/19/2048	5,627	1,375
3.059% due 07/19/2044	97	65
Drexel Burnham Lambert CMO Trust
9.500% due 11/20/2017	18	18
First Horizon Alternative Mortgage Securities
0.746% due 06/25/2035	21,252	12,431
6.250% due 08/25/2037	2,685	2,100
First Horizon Asset Securities, Inc.
3.148% due 07/25/2033	22	20
4.129% due 12/25/2033	31	28
5.366% due 08/25/2035	139	115
5.483% due 01/25/2037	259	175
5.500% due 01/25/2035	900	738
First Nationwide Trust
6.750% due 08/21/2031	838	722
First Republic Mortgage Loan Trust
0.493% due 11/15/2030	75	71
0.543% due 08/15/2032	369	323
0.593% due 11/15/2031	196	164
0.726% due 06/25/2030	1,801	1,658
First Union National Bank Commercial Mortgage
6.141% due 02/12/2034	190	201
First Union National Bank-Bank of America Commercial Mortgage Trust
6.136% due 03/15/2033	5,408	5,572
Fund America Investors Corp. II
3.896% due 06/25/2023	220	209
5.856% due 06/25/2023	3	3
GE Capital Commercial Mortgage Corp.
0.584% due 06/10/2048 (b)	3,202	39
4.229% due 12/10/2037	12,304	12,426
6.496% due 01/15/2033	1,934	2,007
GMAC Commercial Mortgage Securities, Inc.
5.301% due 08/10/2038	3,325	3,234
5.713% due 10/15/2038	600	627
6.957% due 09/15/2035	1,939	2,016
7.455% due 08/16/2033	1,461	1,498
GMAC Mortgage Securities, Inc.
7.430% due 12/01/2021	269	270
8.950% due 08/20/2017	37	41
Government Lease Trust
4.000% due 05/18/2011	39,915	41,351
6.480% due 05/18/2011	4,566	4,726
Greenpoint Mortgage Funding Trust
0.326% due 10/25/2046	1,292	1,023
0.326% due 01/25/2047	1,340	1,071
0.446% due 10/25/2046	1,000	107
0.446% due 12/25/2046	900	105
0.466% due 06/25/2045	675	345
0.516% due 04/25/2036	754	251
0.516% due 11/25/2045	661	346
0.586% due 10/25/2046	900	37
Greenwich Capital Commercial Funding Corp.
4.022% due 01/05/2036	38	39
4.799% due 08/10/2042	2,600	2,500
5.444% due 03/10/2039	85,431	75,930
GS Mortgage Securities Corp. II
0.344% due 03/06/2020	3,999	3,683
0.616% due 05/03/2018	100	100
4.761% due 07/10/2039	225	206
5.560% due 11/10/2039	28,220	24,875
5.999% due 08/10/2045	310,700	257,682
6.044% due 08/15/2018	6,404	6,593
6.615% due 02/14/2016	1,800	1,929
6.624% due 05/03/2018	56,100	60,101
GSMPS Mortgage Loan Trust
7.500% due 06/25/2043	6,603	6,113
GSR Mortgage Loan Trust
0.596% due 01/25/2034	88	67
3.376% due 12/25/2034	2,147	1,560
3.716% due 09/25/2035	50,698	43,541
3.717% due 06/25/2034	64	59
4.116% due 09/25/2035	86,796	80,386
4.510% due 03/25/2033	105	102
4.556% due 11/25/2035	10,688	8,979
4.827% due 04/25/2036	187	144
5.167% due 01/25/2036	588	432
5.237% due 11/25/2035	180,563	160,037
5.338% due 11/25/2035	3,647	2,890
5.500% due 03/25/2035	150	109
6.000% due 03/25/2032	82	82
GSRPM Mortgage Loan Trust
0.946% due 01/25/2032	1,401	931
Harborview Mortgage Loan Trust
0.336% due 01/19/2038	72	68
0.376% due 04/19/2038	31,080	14,366
0.396% due 01/25/2047	8,143	3,867
0.426% due 07/19/2046	50,822	23,888
0.436% due 07/21/2036	8,884	4,220
0.436% due 01/19/2038	9,415	4,816
0.446% due 09/19/2046	12,089	5,735
0.466% due 05/19/2035	425	226
0.486% due 03/19/2036	18,838	8,862
0.586% due 06/20/2035	1,896	1,073
0.596% due 01/19/2035	3,925	2,166
0.616% due 02/19/2034	11	9
1.246% due 11/25/2047	5,074	2,835
3.653% due 06/19/2034	12,826	10,505
4.244% due 05/19/2033	154	145
5.144% due 07/19/2035	1,118	696
5.220% due 07/19/2035	278	202
5.833% due 08/19/2036	7,692	4,956
Homebanc Mortgage Trust
0.426% due 12/25/2036	4,093	1,983
5.794% due 04/25/2037	3,703	2,876
5.858% due 04/25/2037	4,100	2,273
Housing Development (AID Jamaica)
3.104% due 10/01/2018	6,130	5,973
Impac CMB Trust
1.006% due 10/25/2033	11	8
1.246% due 07/25/2033	1,648	1,264
5.473% due 09/25/2034	635	482
Impac Secured Assets CMN Owner Trust
0.326% due 01/25/2037	536	392
0.336% due 11/25/2036	5,643	2,417
Indymac ARM Trust
2.947% due 08/25/2031	487	455
4.000% due 01/25/2032	690	518
4.196% due 01/25/2032	216	158
Indymac IMSC Mortgage Loan Trust
0.426% due 07/25/2047	18,533	8,507
Indymac INDA Mortgage Loan Trust
5.865% due 08/25/2036	4,100	2,569
Indymac INDB Mortgage Loan Trust
0.546% due 11/25/2035	1,535	672
Indymac Index Mortgage Loan Trust
0.336% due 11/25/2046	49	45
0.436% due 09/25/2046	34,168	15,469
0.446% due 11/25/2046	1,106	182
0.446% due 06/25/2047	17,985	8,533
0.486% due 07/25/2035	5,254	2,823
0.546% due 06/25/2037	2,943	1,185
1.026% due 05/25/2034	35	22
4.039% due 01/25/2036	14,599	8,709
4.755% due 01/25/2035	358	257

See Accompanying Notes

Schedule of Investments (Cont.)

Total Return Fund

September 30, 2009 (Unaudited)

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
4.944% due 12/25/2034	$2,700	$1,638
5.000% due 08/25/2035	3,808	2,409
5.099% due 09/25/2035	3,797	2,490
5.261% due 01/25/2036	1,965	1,479
5.271% due 06/25/2035	3,249	2,189
5.278% due 09/25/2035	3,563	1,599
5.331% due 10/25/2035	1,793	1,351
5.440% due 04/25/2037	20,875	10,423
5.715% due 06/25/2036	2,900	1,945
5.735% due 04/25/2037	45,833	24,432
JPMorgan Alternative Loan Trust
5.550% due 10/25/2036	977	867
JPMorgan Chase Commercial Mortgage Securities Corp.
0.055% due 01/12/2043 (b)	14,046	9
4.393% due 07/12/2037	36	37
4.575% due 07/15/2042	6,972	7,004
4.824% due 09/12/2037	16,300	16,373
4.851% due 08/15/2042	45	45
5.050% due 12/12/2034	10,000	10,217
5.273% due 02/12/2051	27	28
5.336% due 05/15/2047	198,231	170,382
5.420% due 01/15/2049	67,859	57,386
5.429% due 12/12/2043	500	464
5.440% due 06/12/2047	29,740	25,632
5.794% due 02/12/2051	200	175
5.857% due 10/12/2035	2,020	2,128
5.882% due 02/15/2051	53,040	45,219
5.920% due 02/12/2049	4,250	3,999
5.937% due 02/12/2049	51,543	44,265
6.006% due 06/15/2049	58,410	51,659
6.244% due 04/15/2035	10	10
JPMorgan Commercial Mortgage Finance Corp.
7.371% due 08/15/2032	470	473
JPMorgan Mortgage Trust
4.194% due 02/25/2036	9,434	7,811
4.376% due 11/25/2033	99	93
4.493% due 07/25/2035	3,342	3,005
4.805% due 02/25/2034	4,579	4,349
4.872% due 04/25/2035	1,782	1,664
5.005% due 07/25/2035	39,504	33,147
5.012% due 02/25/2035	3,419	3,277
5.122% due 10/25/2035	3,723	2,126
5.334% due 02/25/2036	153	139
5.371% due 08/25/2035	3,700	2,989
5.395% due 11/25/2035	2,946	2,628
5.500% due 10/25/2035	2,424	1,830
5.778% due 04/25/2037	115	99
LB Mortgage Trust
8.438% due 01/20/2017	10,510	10,487
LB-UBS Commercial Mortgage Trust
4.553% due 07/15/2030	56	56
4.563% due 09/15/2026	9,207	9,462
4.568% due 01/15/2031	390	369
5.372% due 09/15/2039	1,650	1,507
5.424% due 02/15/2040	21,400	18,005
5.430% due 02/15/2040	52,549	42,789
5.866% due 09/15/2045	23,730	21,009
6.080% due 06/15/2038	2,516	2,388
6.133% due 12/15/2030	1,150	1,211
6.365% due 12/15/2028	694	728
6.510% due 12/15/2026	1,442	1,491
6.653% due 11/15/2027	35	37
7.370% due 08/15/2026	212	217
Lehman Brothers Floating Rate Commercial Mortgage Trust
0.323% due 09/15/2021	768	685
Luminent Mortgage Trust
0.416% due 12/25/2036	26,215	12,809
0.426% due 12/25/2036	12,131	5,695
0.446% due 10/25/2046	8,719	4,010
MASTR Adjustable Rate Mortgages Trust
0.456% due 04/25/2046	15,525	7,471
0.486% due 05/25/2037	3,438	1,523
0.546% due 05/25/2047	1,000	132
3.034% due 10/25/2032	2,777	2,706
3.111% due 11/21/2034	11,700	9,293
3.665% due 05/25/2034	253	216
5.476% due 12/25/2033	737	665
MASTR Alternative Loans Trust
0.646% due 03/25/2036	15,020	7,133
MASTR Asset Securitization Trust
5.500% due 09/25/2033	3,606	3,558
MASTR Seasoned Securities Trust
6.210% due 09/25/2017	16,175	15,943
6.500% due 08/25/2032	31,723	30,806
Mellon Residential Funding Corp.
0.593% due 11/15/2031	15,772	11,825
0.683% due 12/15/2030	3,660	3,136
0.723% due 06/15/2030	5,483	4,706
1.123% due 11/15/2031	266	180
2.610% due 10/20/2029	10,192	9,845
Merrill Lynch Alternative Note Asset
0.546% due 03/25/2037	5,945	2,606
5.540% due 06/25/2037	4,196	1,996
Merrill Lynch Countrywide Commercial Mortgage Trust
0.790% due 07/09/2021	8,700	7,033
5.172% due 12/12/2049	10,415	8,800
5.378% due 08/12/2048	4,000	2,996
5.485% due 03/12/2051	31,860	24,902
5.700% due 09/12/2049	18,965	15,034
5.810% due 06/12/2050	29,150	22,780
6.156% due 08/12/2049	9,600	7,706
Merrill Lynch Floating Trust
0.313% due 06/15/2022	166	128
Merrill Lynch Mortgage Investors, Inc.
0.456% due 02/25/2036	73	42
0.496% due 08/25/2036	1,926	1,059
3.120% due 08/25/2034	4,503	4,330
3.771% due 05/25/2033	1,502	1,434
4.300% due 02/25/2034	39	35
4.441% due 02/25/2033	74	66
4.872% due 06/25/2035	16,711	14,052
4.910% due 12/25/2032	443	416
5.001% due 05/25/2033	24	23
6.720% due 11/15/2026	17	18
Merrill Lynch Mortgage Trust
0.328% due 11/12/2035 (b)	3,259	7
Merrill Lynch Mortgage-Backed Securities Trust
5.792% due 04/25/2037	21,417	14,222
MLCC Mortgage Investors, Inc.
0.496% due 11/25/2035	2,572	1,848
0.576% due 06/25/2028	3,796	3,250
1.246% due 10/25/2035	2,048	1,813
3.100% due 01/25/2029	750	632
4.250% due 10/25/2035	129,960	112,999
4.855% due 04/25/2035	1,648	1,452
Morgan Stanley Capital I
0.304% due 10/15/2020	51,478	39,445
5.332% due 12/15/2043	41,870	37,589
5.364% due 03/15/2044	2,500	2,135
5.447% due 02/12/2044	530	454
5.558% due 03/12/2044	700	671
5.569% due 12/15/2044	26,700	22,110
5.692% due 04/15/2049	3,600	2,955
5.809% due 12/12/2049	81,830	70,268
6.076% due 06/11/2049	25,695	22,623
Morgan Stanley Dean Witter Capital I
4.740% due 11/13/2036	26,500	26,939
5.500% due 04/25/2017	27	27
5.720% due 12/18/2032	1,275	1,308
6.660% due 02/15/2033	5,964	6,171
Morgan Stanley Mortgage Loan Trust
0.556% due 01/25/2035	30	18
5.362% due 06/25/2036	5,947	5,371
5.701% due 02/25/2047	4,100	2,009
6.352% due 06/25/2036	37,757	20,781
Nomura Asset Acceptance Corp.
5.050% due 10/25/2035	336	202
5.533% due 02/25/2036	1,851	962
5.820% due 03/25/2047	3,300	2,009
6.138% due 03/25/2047	3,000	1,847
7.000% due 02/19/2030	2,454	2,385
Ocwen Residential MBS Corp.
7.000% due 10/25/2040	242	28
Opteum Mortgage Acceptance Corp.
0.506% due 07/25/2035	2,988	2,392
Pacific Collateralized Mortgage Obligation Trust
8.000% due 03/20/2018	28	30
Paine Webber CMO Trust
8.625% due 09/01/2018	3	3
1359.500% due 08/01/2019 (b)	0	2
Prime Mortgage Trust
0.646% due 02/25/2019	1,639	1,556
0.646% due 02/25/2034	10,695	9,705
5.000% due 02/25/2019	67	66
Provident Funding Mortgage Loan Trust
3.368% due 10/25/2035	10,128	8,439
3.924% due 04/25/2034	11,261	10,879
Prudential Securities Secured Financing Corp.
7.555% due 06/16/2031	1,200	1,203
Prudential-Bache CMO Trust
8.400% due 03/20/2021	185	190
Regal Trust IV
3.332% due 09/29/2031	1,089	982
Resecuritization Mortgage Trust
0.496% due 04/26/2021	1	1
Residential Accredit Loans, Inc.
0.426% due 06/25/2046	160,653	76,019
0.496% due 08/25/2037	13,518	6,359
0.551% due 09/25/2046	500	109
0.576% due 03/25/2037	3,546	1,425
0.896% due 07/25/2033	288	200
4.095% due 08/25/2035	2,481	1,144
5.664% due 09/25/2035	2,850	1,926
5.714% due 02/25/2036	3,090	1,608
6.000% due 06/25/2036	216	115
Residential Asset Mortgage Products, Inc.
5.000% due 09/25/2034	2,893	2,888
8.500% due 10/25/2031	648	579

See Accompanying Notes

Schedule of Investments (Cont.)

Total Return Fund

September 30, 2009 (Unaudited)

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
Residential Asset Securitization Trust
0.646% due 01/25/2046	$33,240	$15,483
0.696% due 12/25/2036	1,126	554
5.750% due 02/25/2036	2,604	1,601
6.250% due 10/25/2036	1,700	915
Residential Funding Mortgage Securities I
0.646% due 07/25/2018	422	303
5.203% due 09/25/2035	317	212
5.250% due 03/25/2034	360	354
5.500% due 12/25/2034	900	681
6.500% due 03/25/2032	820	827
Salomon Brothers Mortgage Securities VII, Inc.
0.746% due 05/25/2032	168	153
4.211% due 12/25/2030	127	123
4.865% due 03/18/2036	80	82
5.045% due 03/18/2036	40	39
Santa Barbara Savings & Loan Association
9.500% due 11/20/2018	195	213
Sears Mortgage Securities
12.000% due 02/25/2014	48	48
Securitized Asset Sales, Inc.
4.315% due 11/26/2023	120	114
Sequoia Mortgage Trust
0.446% due 07/20/2036	138	99
0.596% due 10/19/2026	317	250
0.596% due 07/20/2033	677	570
0.906% due 06/20/2033	57	43
3.781% due 04/20/2035	32,267	28,767
4.316% due 01/20/2047	7,509	5,653
Sovereign Commercial Mortgage Securities Trust
5.840% due 07/22/2030	1,200	1,204
Structured Adjustable Rate Mortgage Loan Trust
0.466% due 05/25/2037	425	218
0.486% due 06/25/2035	1,655	1,046
2.451% due 01/25/2035	252	123
3.257% due 03/25/2034	1,924	1,668
3.568% due 08/25/2034	715	566
3.750% due 02/25/2034	2,262	1,889
5.190% due 12/25/2034	322	267
5.210% due 09/25/2034	2,464	2,161
5.246% due 05/25/2036	4,100	1,795
5.379% due 11/25/2035	1,950	1,365
5.413% due 09/25/2036	4,100	1,980
5.450% due 01/25/2036	9,482	6,440
5.558% due 06/25/2035	5,488	3,465
5.950% due 02/25/2036	3,232	2,008
6.000% due 03/25/2036	3,213	2,006
6.000% due 10/25/2037	2,706	1,276
Structured Asset Mortgage Investments, Inc.
0.316% due 08/25/2036	1,143	1,114
0.346% due 09/25/2047	1,139	1,059
0.366% due 08/25/2036	24,679	11,775
0.376% due 03/25/2037	1,356	627
0.416% due 03/25/2037	48	8
0.436% due 06/25/2036	1,936	927
0.436% due 07/25/2046	54,781	26,014
0.456% due 04/25/2036	178	90
0.456% due 08/25/2036	5,229	2,570
0.456% due 05/25/2046	233	130
0.466% due 05/25/2036	70	33
0.466% due 05/25/2046	18,690	9,334
0.466% due 09/25/2047	300	100
0.476% due 05/25/2045	203	108
0.496% due 07/19/2035	682	514
0.506% due 05/25/2046	611	180
0.546% due 08/25/2036	1,100	164
0.556% due 12/25/2035	9,226	4,898
0.576% due 10/19/2034	1,125	915
0.596% due 03/19/2034	17	11
0.826% due 07/19/2034	41	30
0.906% due 09/19/2032	10,166	7,448
1.086% due 10/19/2033	965	765
4.475% due 05/25/2022	1,552	1,442
5.394% due 04/30/2030	2	1
Structured Asset Securities Corp.
0.296% due 05/25/2036	508	480
3.443% due 05/25/2032	283	258
3.535% due 01/25/2032	2,199	2,048
3.580% due 07/25/2032	986	821
3.832% due 01/25/2034	1,502	1,173
3.832% due 10/25/2035	137	84
4.565% due 02/25/2032	2,126	1,908
5.000% due 12/25/2034	20	19
5.250% due 12/25/2034	7,739	7,143
5.416% due 03/25/2033	8,138	7,995
8.426% due 04/15/2027	61	49
Structured Mortgage Asset Residential Trust
6.950% due 07/25/2024	38	38
TBW Mortgage-Backed Pass-Through Certificates
0.356% due 01/25/2037	2,026	1,856
5.630% due 01/25/2037	1,600	785
5.970% due 09/25/2036	5,900	3,052
6.014% due 07/25/2037	3,300	1,915
6.080% due 09/25/2036	189	188
6.500% due 07/25/2036	13,291	8,246
Thornburg Mortgage Securities Trust
0.366% due 09/25/2046	21,882	20,953
0.396% due 06/25/2037	1,936	1,756
4.278% due 10/25/2043	1,602	1,480
Union Planters Mortgage Finance Corp.
6.750% due 01/25/2028	4,000	3,935
6.800% due 01/25/2028	418	418
Wachovia Bank Commercial Mortgage Trust
0.323% due 06/15/2020	150	119
0.333% due 09/15/2021	4,847	3,621
0.418% due 06/15/2049	184,300	98,655
5.215% due 01/15/2041	450	437
5.308% due 11/15/2048	41,775	37,717
5.342% due 12/15/2043	194,250	148,381
5.416% due 01/15/2045	4,100	3,611
5.509% due 04/15/2047	58,608	45,560
5.678% due 05/15/2046	60	55
5.891% due 05/15/2043	50	49
5.926% due 05/15/2043	655	631
Wachovia Mortgage Loan Trust LLC
5.454% due 10/20/2035	1,993	1,780
WaMu Mortgage Pass-Through Certificates
0.466% due 07/25/2046	705	196
0.476% due 04/25/2045	611	384
0.506% due 11/25/2045	5,463	3,277
0.516% due 12/25/2045	62	38
0.536% due 10/25/2045	39,099	21,170
0.556% due 01/25/2045	25	16
0.566% due 01/25/2045	671	411
0.620% due 11/25/2034	1,525	863
0.626% due 11/25/2045	3,935	3,341
0.656% due 11/25/2045	800	238
0.656% due 12/25/2045	800	214
0.740% due 11/25/2034	1,573	705
0.786% due 12/25/2027	4,627	3,267
0.886% due 12/25/2027	23,101	17,363
1.641% due 01/25/2047	25,374	10,074
1.661% due 04/25/2047	35,582	17,110
1.711% due 07/25/2047	1,304	601
1.721% due 12/25/2046	22,679	9,088
1.751% due 02/25/2047	59,747	31,212
1.751% due 03/25/2047	52,756	24,084
1.881% due 06/25/2046	44,690	23,439
1.901% due 02/25/2046	139	71
1.901% due 08/25/2046	471	247
2.101% due 11/25/2042	236	146
2.301% due 06/25/2042	1,767	1,363
2.301% due 08/25/2042	212	146
2.304% due 05/25/2041	30	28
2.401% due 11/25/2046	2,300	1,555
2.723% due 02/27/2034	1,200	1,114
2.910% due 06/25/2033	11,514	10,045
2.954% due 08/25/2034	161	152
2.973% due 05/25/2046	3,126	1,341
3.099% due 09/25/2046	66	34
3.099% due 10/25/2046	31,855	17,105
3.099% due 12/25/2046	6,382	3,360
3.708% due 03/25/2034	622	579
3.771% due 03/25/2033	63	55
4.678% due 05/25/2035	536	461
4.826% due 09/25/2035	575	434
5.281% due 01/25/2037	16,130	10,688
5.392% due 02/25/2037	59,719	38,481
5.456% due 04/25/2037	11,405	6,961
5.564% due 12/25/2036	34,841	22,444
5.565% due 12/25/2036	10,283	7,265
5.635% due 05/25/2037	25,941	17,219
5.678% due 02/25/2037	31,147	19,926
5.834% due 02/25/2037	40,470	27,335
5.922% due 09/25/2036	17,395	13,009
Washington Mutual Alternative Mortgage Pass-Through Certificates
1.671% due 04/25/2047	1,078	256
1.871% due 05/25/2046	11,488	5,747
6.268% due 07/25/2036	2,371	1,102
Washington Mutual MSC Mortgage Pass-Through Certificates
3.056% due 02/25/2031	64	54
3.665% due 05/25/2033	337	246
3.933% due 01/25/2035	1,193	994
4.089% due 06/25/2033	10,262	9,625
4.665% due 02/25/2033	73	67
6.500% due 06/25/2032	15	15
Wells Fargo Mortgage-Backed Securities Trust
0.746% due 07/25/2037	8,516	5,157
3.295% due 09/25/2034	25,835	25,122
3.299% due 12/25/2034	3,851	3,716
3.789% due 05/25/2035	10,844	10,286
3.818% due 04/25/2036	128	112
3.862% due 10/25/2035	868	831
3.887% due 07/25/2035	49,723	36,425
4.396% due 03/25/2036	6,205	4,411
4.500% due 11/25/2018	94	95
4.600% due 01/25/2034	6,868	6,551
4.608% due 06/25/2035	7,620	7,329
4.690% due 12/25/2033	841	809
4.719% due 07/25/2034	209	199

See Accompanying Notes

Schedule of Investments (Cont.)

Total Return Fund

September 30, 2009 (Unaudited)

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
4.940% due 01/25/2035	$58	$52
4.948% due 03/25/2036	201,716	154,277
5.778% due 04/25/2036	1,803	478

Total Mortgage-Backed Securities (Cost $6,613,701)		5,735,283

ASSET-BACKED SECURITIES 1.3%
Access Group, Inc.
1.804% due 10/27/2025	10,594	10,699
Accredited Mortgage Loan Trust
0.296% due 02/25/2037	3,560	3,413
ACE Securities Corp.
0.296% due 12/25/2036	141	114
0.306% due 10/25/2036	74	49
AFC Home Equity Loan Trust
0.956% due 12/22/2027	13	7
American Express Credit Account Master Trust
0.243% due 01/15/2013	800	797
AmeriCredit Automobile Receivables Trust
3.430% due 07/06/2011	21	21
Ameriquest Mortgage Securities, Inc.
0.476% due 11/25/2035	499	410
0.676% due 10/25/2033	55	49
Amortizing Residential Collateral Trust
0.516% due 06/25/2032	249	186
0.536% due 07/25/2032	66	41
Argent Securities, Inc.
0.446% due 10/25/2035	3,931	3,043
Asset-Backed Funding Certificates
0.306% due 11/25/2036	116	114
0.306% due 01/25/2037	165	146
0.596% due 06/25/2034	1,681	1,102
Asset-Backed Securities Corp. Home Equity
0.326% due 05/25/2037	5,763	4,796
0.406% due 06/25/2035	429	424
0.521% due 09/25/2034	130	92
BA Credit Card Trust
0.253% due 02/15/2013	100	99
0.273% due 11/15/2013	19,860	19,599
0.463% due 04/16/2012	955	955
0.943% due 12/15/2014	150	149
Bank of America Auto Trust
1.700% due 12/15/2011	167,550	168,080
Bank One Issuance Trust
0.433% due 06/15/2012	125	125
0.493% due 05/16/2016	500	490
Bay View Auto Trust
5.010% due 06/25/2014	15	15
Bear Stearns Asset-Backed Securities Trust
0.286% due 02/25/2037	3,969	3,573
0.296% due 11/25/2036	1,283	1,184
0.306% due 01/25/2037	817	728
0.316% due 12/25/2036	6,334	5,706
0.326% due 10/25/2036	133	121
0.336% due 06/25/2047	39	31
0.396% due 01/25/2037	19,038	14,883
0.436% due 01/25/2047	355	283
0.646% due 10/27/2032	2,283	1,531
0.696% due 03/25/2043	63	58
0.746% due 11/25/2042	753	595
0.886% due 12/25/2034	9	6
0.906% due 10/25/2032	6,160	4,908
1.246% due 10/25/2037	691	433
4.450% due 06/25/2043	2,165	1,938
4.749% due 10/25/2036	383	226
4.762% due 07/25/2036	387	200
BNC Mortgage Loan Trust
0.346% due 05/25/2037	1,244	882
Brazos Student Finance Corp.
1.114% due 06/01/2023	691	688
Capital Auto Receivables Asset Trust
1.693% due 10/15/2012	42,200	42,359
Carrington Mortgage Loan Trust
0.296% due 10/25/2036	643	616
0.296% due 01/25/2037	266	254
0.346% due 06/25/2037	1,842	1,601
0.566% due 10/25/2035	2,048	1,848
Cendant Mortgage Corp.
5.977% due 07/25/2043	809	811
Centex Home Equity
0.346% due 06/25/2036	758	745
Chase Funding Mortgage Loan Asset-Backed Certificates
0.746% due 03/25/2032	1	1
0.886% due 08/25/2032	1,451	1,147
0.986% due 10/25/2032	84	59
4.499% due 11/25/2034	46	42
Chase Issuance Trust
0.243% due 04/16/2012	800	799
0.283% due 10/15/2012	600	598
4.230% due 01/15/2013	190	194
4.550% due 03/15/2013	10	10
5.120% due 10/15/2014	100	108
CIT Group Home Equity Loan Trust
0.516% due 06/25/2033	6	4
Citibank Credit Card Issuance Trust
0.279% due 03/22/2012	589	588
4.850% due 04/22/2015	125	134
Citigroup Mortgage Loan Trust, Inc.
0.286% due 12/25/2036	73	61
0.306% due 05/25/2037	12,205	10,226
0.306% due 07/25/2045	10,017	6,708
0.316% due 12/25/2036	349	338
0.316% due 05/25/2037 (p)	18,442	13,201
0.346% due 10/25/2036	3,399	3,223
5.764% due 01/25/2037	2,600	1,307
Community Program Loan Trust
4.500% due 10/01/2018	4,947	4,971
4.500% due 04/01/2029	26,000	23,478
Conseco Finance
0.893% due 05/15/2032	145	101
Conseco Finance Securitizations Corp.
6.681% due 12/01/2033	229	213
Conseco Financial Corp.
6.240% due 12/01/2028	115	106
6.870% due 04/01/2030	770	719
7.140% due 01/15/2029	72	70
9.100% due 04/15/2025	1,099	1,104
Countrywide Asset-Backed Certificates
0.296% due 03/25/2037	3,945	3,906
0.296% due 05/25/2037	8,356	8,113
0.296% due 07/25/2037	1,716	1,602
0.296% due 08/25/2037	31,328	28,471
0.296% due 12/25/2046	195	192
0.296% due 03/25/2047	457	451
0.296% due 05/25/2047	305	289
0.296% due 06/25/2047	3,400	3,223
0.306% due 03/25/2037	1	1
0.316% due 06/25/2047	378	364
0.326% due 06/25/2037	9,563	9,034
0.326% due 10/25/2047	996	899
0.336% due 06/25/2037	958	868
0.356% due 10/25/2046	1,846	1,783
0.406% due 02/25/2036	2,110	2,022
0.426% due 09/25/2036	7,655	5,688
0.586% due 12/25/2036	111	42
0.726% due 12/25/2031	3	1
0.986% due 05/25/2032	15	10
Credit-Based Asset Servicing & Securitization LLC
0.306% due 11/25/2036	1,295	940
0.316% due 01/25/2037	70	38
0.366% due 07/25/2037	1,891	1,380
1.346% due 04/25/2032	466	265
4.831% due 08/25/2035	180	168
6.280% due 05/25/2035	2,200	1,775
CS First Boston Mortgage Securities Corp.
0.866% due 01/25/2032	658	449
0.946% due 07/25/2032	52	24
0.986% due 08/25/2032	1,556	856
Daimler Chrysler Auto Trust
1.734% due 09/10/2012	6,140	6,167
5.000% due 02/08/2012	50	51
Delta Funding Home Equity Loan Trust
1.063% due 09/15/2029	210	112
Denver Arena Trust
6.940% due 11/15/2019	3,333	2,999
Discover Card Master Trust I
0.618% due 10/16/2013	400	398
Equity One Asset-Backed Securities, Inc.
0.806% due 11/25/2032	151	96
Equivantage Home Equity Loan Trust
7.300% due 10/25/2025	1	1
First Alliance Mortgage Loan Trust
1.006% due 03/20/2031	675	534
First Franklin Mortgage Loan Asset-Backed Certificates
0.286% due 01/25/2038	467	446
0.296% due 10/25/2036	4,763	4,564
0.296% due 11/25/2036	2,751	2,707
0.296% due 03/25/2037	2,532	2,391
0.316% due 12/25/2036	3,881	3,610
0.316% due 12/25/2037	502	484
0.336% due 07/25/2036	19,209	18,137
0.616% due 12/25/2034	592	477
First NLC Trust
0.316% due 08/25/2037	2,890	2,131
FMAC Loan Receivables Trust
6.500% due 09/15/2020	15	8
7.900% due 04/15/2019	18	14
Ford Credit Auto Lease Trust
2.600% due 05/15/2011	160	162
Ford Credit Auto Owner Trust
1.143% due 01/15/2011	987	988
1.663% due 06/15/2012	70	71
2.000% due 12/15/2011	70,000	70,601
4.950% due 03/15/2013	25	26
5.150% due 11/15/2011	92	94
Franklin Auto Trust
1.826% due 06/20/2012	28,900	29,125

See Accompanying Notes

Schedule of Investments (Cont.)

Total Return Fund

September 30, 2009 (Unaudited)

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
Fremont Home Loan Trust
0.296% due 10/25/2036	$3,874	$2,870
0.306% due 01/25/2037	661	431
0.356% due 02/25/2036	385	365
GE-WMC Mortgage Securities LLC
0.286% due 08/25/2036	34	22
Greenpoint Manufactured Housing
7.270% due 06/15/2029	505	351
GSAA Trust
0.546% due 03/25/2037	6,200	2,665
0.546% due 05/25/2047	1,000	450
GSAMP Trust
0.286% due 10/25/2046	220	216
0.316% due 09/25/2036	121	120
0.316% due 12/25/2036	1,209	729
0.336% due 11/25/2035	754	98
0.536% due 03/25/2034	138	137
1.096% due 02/25/2047	135,208	101,435
HFC Home Equity Loan Asset-Backed Certificates
0.316% due 03/20/2036	1,177	1,163
0.396% due 03/20/2036	9,531	8,047
0.516% due 01/20/2035	950	855
0.536% due 01/20/2034	14,135	11,962
0.596% due 09/20/2033	691	612
Home Equity Asset Trust
0.306% due 05/25/2037	11,117	10,198
0.846% due 11/25/2032	154	65
Honda Auto Receivables Owner Trust
1.500% due 08/15/2011	225	226
HSBC Asset Loan Obligation
0.306% due 12/25/2036	1,367	1,118
HSI Asset Securitization Corp. Trust
0.296% due 10/25/2036	2,893	1,923
0.296% due 12/25/2036	23,043	15,603
0.306% due 05/25/2037	136	126
IMC Home Equity Loan Trust
5.644% due 07/25/2026	68	68
7.310% due 11/20/2028	32	30
7.500% due 04/25/2026	31	31
7.520% due 08/20/2028	28	25
Indymac Residential Asset-Backed Trust
0.306% due 04/25/2037	340	332
0.326% due 07/25/2037	567	548
JPMorgan Mortgage Acquisition Corp.
0.296% due 07/25/2036	2,504	2,405
0.296% due 08/25/2036	24	24
0.296% due 10/25/2036	4,090	3,736
0.296% due 05/25/2037	1,944	1,686
0.306% due 03/25/2047	4,374	3,008
0.326% due 08/25/2036	1,683	1,414
0.326% due 03/25/2037	113	93
0.336% due 10/25/2036	296	269
LA Arena Funding LLC
7.656% due 12/15/2026	241	228
Lehman ABS Mortgage Loan Trust
0.336% due 06/25/2037	9,318	6,184
Lehman XS Trust
0.326% due 11/25/2046	135	119
Long Beach Mortgage Loan Trust
0.286% due 11/25/2036	437	420
0.306% due 10/25/2036	22	21
0.426% due 08/25/2035	76	75
0.526% due 10/25/2034	4,943	3,781
Massachusetts Educational Financing Authority
1.454% due 04/25/2038	4,121	4,138
MASTR Asset-Backed Securities Trust
0.296% due 01/25/2037	182	59
0.306% due 11/25/2036	704	673
0.326% due 05/25/2037	128	114
0.356% due 02/25/2036	15	15
MBNA Credit Card Master Note Trust
0.283% due 11/15/2012	200	199
4.100% due 10/15/2012	70	71
Merrill Lynch First Franklin Mortgage Loan Trust
0.306% due 07/25/2037	4,145	3,857
Merrill Lynch Mortgage Investors, Inc.
0.296% due 05/25/2037	20	20
0.316% due 07/25/2037	5,428	5,204
0.366% due 02/25/2037	3,755	2,329
Mesa Trust Asset-Backed Certificates
0.646% due 12/25/2031	1,780	1,535
Mid-State Trust
6.340% due 10/15/2036	19,921	17,328
7.340% due 07/01/2035	1,189	1,089
7.791% due 03/15/2038	3,272	2,820
8.330% due 04/01/2030	15,398	16,045
Morgan Stanley ABS Capital I
0.286% due 10/25/2036	69	68
0.296% due 07/25/2036	628	382
0.296% due 09/25/2036	2,272	2,235
0.296% due 10/25/2036	53	51
0.296% due 11/25/2036	1,329	1,280
0.306% due 05/25/2037	1,010	779
0.346% due 09/25/2036	200	161
0.346% due 11/25/2036	5,000	3,115
1.046% due 07/25/2037	20,247	16,584
Morgan Stanley Home Equity Loan Trust
0.296% due 12/25/2036	9,795	9,134
Morgan Stanley IXIS Real Estate Capital Trust
0.296% due 11/25/2036	113	110
0.356% due 11/25/2036	200	77
Morgan Stanley Mortgage Loan Trust
0.316% due 01/25/2047	100	86
0.476% due 02/25/2037	1,675	681
0.606% due 04/25/2037	7,659	1,737
5.726% due 10/25/2036	2,800	1,563
5.750% due 11/25/2036	3,074	1,737
5.750% due 04/25/2037	2,548	1,963
6.000% due 07/25/2047	2,742	2,066
MPC Natural Gas Funding Trust
6.200% due 03/15/2013	2,631	2,789
Nationstar Home Equity Loan Trust
0.306% due 03/25/2037	5,455	5,185
0.366% due 04/25/2037	1,234	1,138
Nelnet Student Loan Trust
1.034% due 04/27/2015	182	182
1.204% due 07/25/2018	10,000	10,053
1.434% due 10/25/2019	5,000	4,993
New Century Home Equity Loan Trust
0.506% due 06/25/2035	810	634
0.516% due 09/25/2035	20,690	17,642
Nissan Auto Receivables Owner Trust
4.280% due 06/16/2014	50	52
Nomura Asset Acceptance Corp.
0.386% due 01/25/2036	402	375
Option One Mortgage Loan Trust
0.296% due 01/25/2037	97	95
0.306% due 07/25/2037	78	69
0.336% due 04/25/2037	2,819	2,707
Park Place Securities, Inc.
0.506% due 09/25/2035	247	158
0.558% due 10/25/2034	192	173
Popular ABS Mortgage Pass-Through Trust
0.336% due 01/25/2037	379	356
0.336% due 06/25/2047	23,718	20,818
Renaissance Home Equity Loan Trust
0.606% due 11/25/2034	116	76
0.746% due 12/25/2033	417	270
0.946% due 08/25/2032	104	65
5.565% due 02/25/2036	19	19
Residential Asset Mortgage Products, Inc.
0.336% due 10/25/2036	5	5
0.346% due 08/25/2046	439	425
0.646% due 06/25/2047	1,700	587
Residential Asset Securities Corp.
0.316% due 11/25/2036	49	49
0.316% due 02/25/2037	26	24
0.746% due 07/25/2032	7	3
Residential Funding Mortgage Securities II, Inc.
0.346% due 12/25/2035	501	489
Residential Mortgage Loan Trust
1.812% due 09/25/2029	14	10
SACO I, Inc.
0.306% due 05/25/2036	4,573	2,710
0.456% due 03/25/2036	292	41
0.496% due 12/25/2035	216	51
Salomon Brothers Mortgage Securities VII, Inc.
0.546% due 03/25/2032	495	467
0.806% due 09/25/2028	1,366	1,022
Saxon Asset Securities Trust
0.306% due 10/25/2046	139	136
0.766% due 08/25/2032	328	288
SBI HELOC Trust
0.416% due 08/25/2036	3	3
Securitized Asset-Backed Receivables LLC Trust
0.286% due 01/25/2037	101	89
0.306% due 12/25/2036	515	271
0.376% due 05/25/2037	2,500	1,737
Security National Mortgage Loan Trust
0.536% due 10/25/2036	5,389	5,100
SLC Student Loan Trust
0.420% due 02/15/2015	125	125
1.199% due 06/15/2021	3,100	3,062
SLM Student Loan Trust
0.484% due 04/25/2014	577	577
0.494% due 07/25/2017	81	81
0.504% due 10/25/2013	2	2
0.504% due 04/25/2017	828	827
0.504% due 07/25/2017	4,800	4,750
0.514% due 10/26/2015	3	3
0.594% due 10/25/2022	2,700	2,670
0.614% due 04/25/2017	1,214	1,201
0.654% due 01/25/2017	234	234
0.834% due 01/25/2022	12,000	11,535
0.904% due 10/27/2014	659	659
1.004% due 10/27/2014	40	40
1.004% due 10/25/2017	32,200	32,057
1.054% due 10/25/2017	150	150
1.254% due 01/25/2019	40,000	39,434

See Accompanying Notes

Schedule of Investments (Cont.)

Total Return Fund

September 30, 2009 (Unaudited)

	PRINCIPAL AMOUNT (000s)		MARKET VALUE (000s)
1.499% due 12/15/2033		$30,800	$30,974
1.604% due 10/25/2016		2,000	2,034
1.604% due 07/25/2023		5,000	4,936
1.804% due 01/25/2018		1,490	1,528
2.004% due 04/25/2023		1,273,850	1,324,475
2.204% due 07/25/2023		2,100	2,180
Soundview Home Equity Loan Trust
0.306% due 11/25/2036		2,655	1,734
0.326% due 01/25/2037		361	356
0.326% due 06/25/2037		42	31
South Carolina Student Loan Corp.
0.861% due 09/02/2014		606	607
0.911% due 03/01/2018		2,900	2,909
1.111% due 03/02/2020		700	698
1.361% due 09/03/2024		600	599
Specialty Underwriting & Residential Finance
0.291% due 11/25/2037		47	46
0.306% due 01/25/2038		2,314	1,636
0.346% due 11/25/2037		3,100	1,692
0.926% due 01/25/2034		23	13
Structured Asset Investment Loan Trust
0.296% due 07/25/2036		358	343
0.946% due 04/25/2033		2,194	1,648
Structured Asset Securities Corp.
0.296% due 10/25/2036		259	242
0.326% due 01/25/2037		10,772	9,882
0.346% due 01/25/2037		205	125
0.396% due 05/25/2037		2,918	2,319
0.536% due 01/25/2033		6,371	3,827
0.546% due 06/25/2035		7,090	2,959
0.646% due 05/25/2034		22	19
4.900% due 04/25/2035		27,154	18,096
4.910% due 06/25/2033		83	61
Truman Capital Mortgage Loan Trust
0.586% due 01/25/2034		37	34
UPFC Auto Receivables Trust
5.490% due 05/15/2012		12	12
WaMu Asset-Backed Certificates
0.296% due 01/25/2037		9,046	6,285
Wells Fargo Home Equity Trust
0.346% due 07/25/2036		3,239	3,187
0.346% due 03/25/2037		149	147
0.486% due 10/25/2035		23	23
0.496% due 12/25/2035		35,334	32,433
WMC Mortgage Loan Pass-Through Certificates
0.923% due 05/15/2030		2,441	2,114
1.143% due 10/15/2029		438	418

Total Asset-Backed Securities (Cost $2,548,622)			2,514,955

SOVEREIGN ISSUES 0.3%
Banque Centrale de Tunisie
7.375% due 04/25/2012		4,220	4,663
Belgium Government International Bond
9.200% due 06/28/2010		900	951
Brazil Government International Bond
6.000% due 01/17/2017		200	217
Chile Government International Bond
5.500% due 01/15/2013		50	56
China Development Bank Corp.
5.000% due 10/15/2015		24,200	26,068
China Government International Bond
4.750% due 10/29/2013		50	54
Colombia Government International Bond
8.125% due 05/21/2024		10	12
8.250% due 12/22/2014		10	12
Croatia Government International Bond
1.750% due 07/30/2010		86	85
Export-Import Bank of China
4.875% due 07/21/2015		28,300	30,148
Export-Import Bank of Korea
0.798% due 10/04/2011		88,600	88,803
8.125% due 01/21/2014		23,000	26,375
Hydro Quebec
0.750% due 09/29/2049		5,600	3,748
Indonesia Government International Bond
7.250% due 04/20/2015		37	41
Israel Government International Bond
5.500% due 11/09/2016		57	62
Korea Development Bank
4.625% due 09/16/2010		3,570	3,649
Korea Expressway Corp.
5.125% due 05/20/2015		100	100
Malaysia Government International Bond
7.500% due 07/15/2011		100	110
Mexico Government International Bond
5.950% due 03/19/2019 (l)		96,500	101,807
6.050% due 01/11/2040		135,200	135,538
6.750% due 09/27/2034		317	350
7.500% due 04/08/2033		650	775
8.125% due 12/30/2019		25	31
9.875% due 02/01/2010		90	93
Poland Government International Bond
5.000% due 10/19/2015		100	106
6.250% due 07/03/2012		47	52
6.375% due 07/15/2019		36	41
Province of Ontario Canada
5.450% due 04/27/2016		800	895
Province of Quebec Canada
4.625% due 05/14/2018		1,000	1,044
Republic of Korea
4.875% due 09/22/2014		103	108
Russia Government International Bond
7.500% due 03/31/2030		94	103
Societe Financement de l’Economie Francaise
3.375% due 05/05/2014		78,300	80,495
South Africa Government International Bond
5.875% due 05/30/2022		100	103
6.500% due 06/02/2014		27,000	29,700

Total Sovereign Issues (Cost $521,149)			536,395

FOREIGN CURRENCY-DENOMINATED ISSUES 3.7%
American International Group, Inc.
0.633% due 03/23/2012	SEK	20,000	2,353
1.144% due 07/19/2013	EUR	200	224
4.000% due 09/20/2011		30,500	42,185
4.875% due 03/15/2067		31,500	20,973
5.750% due 03/15/2067	GBP	31,650	23,267
8.000% due 05/22/2038	EUR	44,900	36,137
8.625% due 05/22/2038	GBP	216,350	191,897
ASB Finance Ltd.
0.933% due 02/13/2012	EUR	700	991
ASIF III Jersey Ltd.
5.500% due 03/07/2011		17,329	24,620
Atlas Reinsurance PLC
5.108% due 01/10/2010	EUR	3,000	4,347
BAC Capital Trust VII
5.250% due 08/10/2035	GBP	14,550	14,940
Bank of America Corp.
4.000% due 03/28/2018	EUR	3,550	4,597
4.750% due 05/23/2017		11,000	14,580
4.750% due 05/06/2019		3,000	3,941
Bank of Scotland PLC
5.625% due 05/23/2013		6,400	9,944
Bank of Tokyo-Mitsubishi UFJ Ltd.
3.500% due 12/16/2015		2,500	3,675
Barclays Bank PLC
6.000% due 01/23/2018		900	1,387
14.000% due 11/29/2049	GBP	301,700	626,811
Bauhaus Securities Ltd.
1.228% due 10/30/2052	EUR	20	28
BBVA International Preferred S.A. Unipersonal
4.952% due 09/29/2049		8,000	9,892
Bear Stearns Cos. LLC
1.219% due 10/20/2009		6,050	8,849
1.227% due 07/27/2012		24,000	34,405
1.540% due 11/30/2011	JPY	2,000,000	22,280
Brazil Government International Bond
10.000% due 01/01/2013	BRL	190,000	101,888
10.250% due 01/10/2028		111,700	60,844
12.500% due 01/05/2022		1,000	624
Brazil Notas do Tesouro Nacional Series F
10.000% due 01/01/2012		5,534,006	3,033,818
10.000% due 01/01/2017		1,518,624	751,299
BTM Curacao Holdings NV
1.320% due 11/29/2049	JPY	1,000,000	10,806
3.500% due 04/19/2015	EUR	800	1,158
Canada Government Bond
5.500% due 06/01/2010	CAD	1,250	1,207
CIT Group, Inc.
5.000% due 05/13/2014	EUR	25,000	22,133
Citigroup, Inc.
0.903% due 06/28/2013		10,600	14,375
0.949% due 03/05/2014		20,000	26,897
3.625% due 11/30/2017		2,300	2,798
4.250% due 02/25/2030		60,000	61,934
4.750% due 05/31/2017		11,500	14,487
4.750% due 02/10/2019		5,975	7,298
6.400% due 03/27/2013		8,000	12,492
Countrywide Financial Corp.
1.251% due 11/23/2010		50,640	73,695
Danske Bank A/S
4.878% due 05/29/2049		8,000	8,634
5.684% due 12/29/2049	GBP	17,100	20,633
Ford Auto Securitization Trust
3.396% due 11/15/2011	CAD	98,926	92,401
Fortis Bank Nederland Holding NV
1.737% due 06/10/2011	EUR	500	734
3.000% due 04/17/2012		100	150
France Government Bond
4.000% due 10/25/2038		700	1,011
5.750% due 10/25/2032		100	182
Gaz Capital S.A.
5.875% due 06/01/2015		20,000	29,305
GE Capital UK Funding
0.651% due 02/09/2010	GBP	16,000	25,483

See Accompanying Notes

Schedule of Investments (Cont.)

Total Return Fund

September 30, 2009 (Unaudited)

	PRINCIPAL AMOUNT (000s)		MARKET VALUE (000s)
General Electric Capital Corp.
4.625% due 09/15/2066	EUR	10,000	$11,414
5.500% due 09/15/2067		170,250	195,571
6.500% due 09/15/2067	GBP	4,500	5,748
General Motors Corp.
8.375% due 07/05/2033 (a)	EUR	20,000	4,317
GMAC LLC
5.375% due 06/06/2011		5,000	6,841
Goldman Sachs Group, Inc.
1.173% due 11/15/2014		200	272
1.193% due 02/04/2013		12,100	16,928
1.201% due 05/23/2016		5,000	6,622
1.219% due 05/18/2015		17,000	22,874
1.258% due 01/30/2017		23,200	30,422
4.750% due 01/28/2014		1,800	2,712
5.375% due 02/15/2013		400	618
6.375% due 05/02/2018		25,700	41,816
Grohe Holding GmbH
3.871% due 01/15/2014		600	746
HBOS Capital Funding LP
9.540% due 03/29/2049	GBP	200	229
International Lease Finance Corp.
1.248% due 08/15/2011	EUR	31,150	37,650
6.625% due 12/07/2009	GBP	4,000	6,364
Intesa Sanpaolo SpA
8.047% due 06/29/2049	EUR	3,000	4,302
John Hancock Global Funding II
2.050% due 06/08/2010	JPY	1,250,000	13,907
JPMorgan Chase & Co.
0.993% due 09/26/2013	EUR	36,675	51,522
JPMorgan Chase Bank N.A.
4.375% due 11/30/2021		5,400	7,696
KeyBank N.A.
0.979% due 11/21/2011		17,000	20,828
1.036% due 11/05/2009		2,500	3,644
KeyCorp
1.051% due 11/22/2010		23,795	32,050
Lehman Brothers Holdings, Inc.
1.121% due 06/05/2012 (a)	JPY	900,000	801
1.150% due 10/26/2010 (a)		300,000	485
1.690% due 06/05/2012 (a)		600,000	902
2.500% due 10/13/2010 (a)	CHF	6,380	908
4.850% due 09/03/2013 (a)(p)	CAD	15,770	2,203
5.000% due 01/26/2010 (a)	GBP	250	59
5.080% due 03/05/2010 (a)	EUR	800	173
5.163% due 10/25/2011 (a)		500	108
5.218% due 11/09/2009 (a)		3,000	648
5.316% due 04/05/2011 (a)		615	133
6.000% due 01/25/2013 (a)	GBP	10,650	2,532
6.375% due 05/10/2011 (a)	EUR	1,000	218
7.875% due 05/08/2018 (a)	GBP	8,650	2,056
Lighthouse International Co. S.A.
8.000% due 04/30/2014	EUR	600	579
Lloyds TSB Bank PLC
0.947% due 06/09/2011		1,300	1,911
6.350% due 10/29/2049		18,500	18,815
Lloyds TSB Capital
7.375% due 12/29/2049		7,500	9,823
Merrill Lynch & Co., Inc.
1.083% due 02/08/2010		12,700	18,441
1.112% due 03/22/2011		7,800	11,025
1.134% due 05/30/2014		4,600	6,082
1.394% due 07/22/2014		5,000	6,732
Metropolitan Life Global Funding I
2.000% due 09/14/2011	CHF	20,000	18,842
Morgan Stanley
1.134% due 11/29/2013	EUR	6,600	8,877
1.155% due 03/01/2013		5,000	6,830
1.269% due 07/20/2012		27,900	38,784
1.299% due 05/02/2014		10,000	13,382
1.418% due 04/13/2016		7,000	9,008
2.000% due 11/17/2011	CHF	20,000	18,970
6.500% due 04/15/2011	EUR	400	614
MUFG Capital Finance 2 Ltd.
4.850% due 07/29/2049		2,700	3,260
MUFG Capital Finance 5 Ltd.
6.299% due 01/29/2049	GBP	11,246	14,828
Nalco Co.
7.750% due 11/15/2011	EUR	2,000	2,949
New York Life Global Funding
3.750% due 10/19/2009		10,000	14,650
NIBC Bank NV
3.625% due 12/19/2011		100	152
Nordic Telephone Co. Holdings ApS
6.399% due 05/01/2016		150	220
Norinchukin Finance Ltd.
5.625% due 09/28/2016	GBP	25,000	40,154
Pacific Life Global Funding
2.750% due 05/15/2012	CHF	27,790	27,299
Principal Financial Global Funding LLC
0.573% due 03/20/2010	GBP	9,300	14,635
2.375% due 02/28/2012	CHF	20,745	18,917
2.375% due 01/24/2013		5,000	4,473
Province of Ontario Canada
5.850% due 03/08/2033	CAD	140,000	153,270
6.200% due 06/02/2031		5,000	5,672
6.500% due 03/08/2029		25,000	29,004
7.600% due 06/02/2027		20,000	25,356
Republic of Germany Government Bond
5.625% due 01/04/2028	EUR	2,500	4,422
6.250% due 01/04/2030		3,500	6,664
Royal Bank of Scotland Group PLC
6.200% due 03/29/2049	GBP	15,000	15,462
7.092% due 10/29/2049	EUR	2,700	1,995
SLM Corp.
0.623% due 06/15/2010	SEK	175,000	23,052
0.810% due 10/25/2011		24,500	2,856
0.973% due 12/15/2010	EUR	48,684	64,830
1.090% due 12/15/2010	JPY	3,500,000	34,181
1.123% due 11/15/2011	EUR	4,800	5,830
1.277% due 04/26/2011		13,028	16,586
3.125% due 09/17/2012		5,000	5,707
4.750% due 03/17/2014		11,300	12,402
SMFG Preferred Capital USD 1 Ltd.
6.164% due 01/29/2049	GBP	11,000	14,347
Societe Financement de l’Economie Francaise
2.125% due 05/20/2012	EUR	100	148
Societe Generale
7.756% due 05/29/2049		2,700	3,714
Sumitomo Mitsui Banking Corp.
0.950% due 06/02/2049	JPY	1,000,000	10,819
1.149% due 12/31/2049		1,100,000	12,156
4.375% due 10/27/2014	EUR	2,160	3,160
SunTrust Bank
0.686% due 06/22/2012	GBP	5,000	7,125
0.876% due 12/20/2011	EUR	10,000	13,430
UniCredit SpA
6.700% due 06/05/2018	EUR	2,100	3,178
Wachovia Bank N.A.
6.000% due 05/23/2013		11,200	17,865
Wachovia Corp.
0.999% due 08/01/2011		22,800	32,360
1.033% due 02/13/2014		41,900	57,557
Wells Fargo & Co.
0.958% due 03/23/2016		3,600	4,758

Total Foreign Currency-Denominated Issues (Cost $6,462,192)			6,933,086

	SHARES
CONVERTIBLE PREFERRED SECURITIES 0.0%
American International Group, Inc.
8.500% due 08/01/2011		430,800	4,976
Motors Liquidation Co.
5.250% due 03/06/2032 (a)		8,212,560	30,079
6.250% due 07/15/2033 (a)		475,440	1,741

Total Convertible Preferred Securities (Cost $31,313)			36,796

	PRINCIPAL AMOUNT (000s)
SHORT-TERM INSTRUMENTS 8.4%
CERTIFICATES OF DEPOSIT 0.1%
Barclays Bank PLC
1.109% due 03/22/2011		$163,000	163,000
Calyon Financial, Inc.
0.318% due 06/29/2010		43,140	43,129

			206,129

COMMERCIAL PAPER 2.6%
BNP Paribas Finance, Inc.
0.125% due 10/01/2009		395,100	395,100
Fannie Mae
0.129% due 11/16/2009		403,630	403,587
0.170% due 12/17/2009		250,000	249,987
0.175% due 12/02/2009		283,900	283,888
Federal Home Loan Bank
0.166% due 11/04/2009		441,790	441,730
0.171% due 11/25/2009		444,079	443,972
0.180% due 11/13/2009		294,258	294,205
0.193% due 11/06/2009		55,041	55,033
Freddie Mac
0.160% due 11/23/2009 (m)		11,900	11,897
0.167% due 02/02/2010		309,535	309,434
0.170% due 01/26/2010		19,650	19,624
0.320% due 12/07/2009		700,000	699,967
Lloyds Banking Group PLC
0.160% due 10/01/2009		250,000	250,000
Rabobank USA Financial Corp.
0.050% due 10/01/2009		454,200	454,200
Royal Bank of Scotland Group PLC
0.540% due 12/30/2009		40,000	39,966
Societe Generale N.A.
0.140% due 10/01/2009		500,000	500,000

			4,852,590

See Accompanying Notes

Schedule of Investments (Cont.)

Total Return Fund

September 30, 2009 (Unaudited)

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
REPURCHASE AGREEMENTS 5.1%
Banc of America Securities LLC
0.040% due 10/01/2009	$792,700	$792,700

(Dated 09/29/2009. Collateralized by Freddie Mac 5.000% due 07/01/2035 valued at $394,479; Ginnie Mae 6.500% due 09/20/2038 valued at $391,505; and U.S. Cash Management Bills 1.000% due 07/15/2010 valued at $3,880. Repurchase proceeds are $792,701.)

0.060% due 10/01/2009	474,300	474,300
(Dated 09/29/2009. Collateralized by Fannie Mae 5.000% due 03/01/2035 valued at $480,583. Repurchase proceeds are $474,300.)
0.090% due 10/02/2009	22,000	22,000
(Dated 09/30/2009. Collateralized by U.S. Cash Management Bills 1.000% due 07/15/2010 valued at $22,444. Repurchase proceeds are $22,000.)
Barclays Capital, Inc.
0.020% due 10/01/2009	66,900	66,900
(Dated 09/30/2009. Collateralized by U.S. Treasury Inflation Protected Securities 0.875% due 04/15/2010 valued at $68,917. Repurchase proceeds are $66,900.)
BNP Paribas Bank
0.030% due 10/01/2009	938,100	938,100

(Dated 09/29/2009. Collateralized by Federal Home Loan Bank 0.570% - 0.950% due 07/06/2010 - 11/30/2010 valued at $206,931 and Freddie Mac 0.086% due 02/01/2010 - 06/01/2010 valued at $749,315. Repurchase proceeds are $938,100.)

0.040% due 10/01/2009	802,500	802,500
(Dated 09/30/2009. Collateralized by Federal Home Loan Bank 0.570% - 0.950% due 03/30/2010 - 07/06/2010 valued at $818,703. Repurchase proceeds are $802,501.)
Deutsche Bank AG
0.070% due 10/02/2009	45,000	45,000

(Dated 09/30/2009. Collateralized by U.S. Treasury Bonds 7.625% due 11/15/2022 valued at $6,010 and U.S. Treasury Inflation Protected Securities 3.000% due 07/15/2012 valued at $39,903. Repurchase proceeds are $45,000.)

0.080% due 10/02/2009	3,300	3,300
(Dated 09/30/2009. Collateralized by Fannie Mae 0.389% due 04/01/2010 valued at $3,367. Repurchase proceeds are $3,300.)
Fixed Income Clearing Corp.
0.010% due 10/01/2009	750,000	750,000

(Dated 09/30/2009. Collateralized by Fannie Mae 0.000% due 11/25/2009 valued at $104,150; Freddie Mac 0.000% due 11/23/2009 - 12/07/2009 valued at $19,267; and U.S. Treasury Notes 1.125% - 4.875% due 01/15/2012 - 08/15/2019 valued at $641,584. Repurchase proceeds are $750,000.)

JPMorgan Chase Bank N.A.
0.030% due 10/01/2009	3,078,500	3,078,500
(Dated 09/30/2009. Collateralized by U.S. Treasury Notes 0.875% - 3.625% due 06/15/2010 - 09/30/2016 valued at $3,145,673. Repurchase proceeds are $3,078,503.)
0.040% due 10/01/2009	149,600	149,600

(Dated 09/30/2009. Collateralized by Fannie Mae 2.153% - 2.178% due 04/23/2012 - 05/07/2012 valued at $53,610; Federal Home Loan Bank 2.150% due 08/10/2012 valued at $7,348; Freddie Mac 1.722% - 6.875% due 09/15/2010 - 05/07/2012 valued at $81,668; and U.S. Treasury Inflation Protected Securities 1.875% due 07/15/2013 valued at $10,150. Repurchase proceeds are $149,600.)

0.060% due 10/01/2009	62,200	62,200
(Dated 09/30/2009. Collateralized by Fannie Mae 6.000% due 07/01/2037 valued at $63,046. Repurchase proceeds are $62,200.)
0.070% due 10/01/2009	980,200	980,200
(Dated 09/30/2009. Collateralized by U.S. Treasury Bonds 7.625% due 02/15/2025 valued at $984,201 and U.S. Treasury Notes 3.000% due 09/30/2016 valued at $15,330. Repurchase proceeds are $980,202.)
0.080% due 10/02/2009	654,000	654,000
(Dated 09/30/2009. Collateralized by Freddie Mac 0.059% due 02/08/2010 valued at $180,124 and U.S. Treasury Bills 0.115% due 12/31/2009 valued at $487,008. Repurchase proceeds are $654,001.)
0.100% due 10/02/2009	393,900	393,900
(Dated 09/30/2009. Collateralized by Fannie Mae 6.000% due 07/01/2037 valued at $397,796. Repurchase proceeds are $393,901.)
State Street Bank and Trust Co.
0.010% due 10/01/2009	202,240	202,240
(Dated 09/30/2009. Collateralized by U.S. Treasury Bills 0.000% due 11/27/2009 - 12/10/2009 valued at $206,289. Repurchase proceeds are $202,240.)

		9,415,440

U.S. CASH MANAGEMENT BILLS 0.1%
0.214% due 04/01/2010 (j)(m)	167,398	167,258

U.S. TREASURY BILLS 0.1%
0.202% due 02/18/2010 - 03/25/2010 (f)(j)(k)(m)	219,440	219,292

	SHARES
SHORT-TERM FLOATING NAV PORTFOLIO (i) 0.4%
	81,014,499	811,198

Total Short-Term Instruments (Cost $15,671,383)		15,671,907

Total Investments 103.5% (Cost $188,351,029)		$193,171,452

Written Options (o) (0.0%) (Premiums $212,471)		(89,943)

Other Assets and Liabilities (Net) (3.5%)		(6,462,913)

Net Assets 100.0%		$186,618,596

See Accompanying Notes

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Security is in default.
(b)	Interest only security.
(c)	Principal only security.
(d)	When-issued security.
(e)	Payment in-kind bond security.
(f)	Coupon represents a weighted average rate.
(g)	Security becomes interest bearing at a future date.
(h)	Principal amount of security is adjusted for inflation.
(i)	Affiliated to the Fund.
(j)	Securities with an aggregate market value of $201,688 have been pledged as collateral for swap and swaption contracts on September 30, 2009.
(k)	Securities with an aggregate market value of $481,296 and cash of 231,500 have been pledged as collateral for delayed-delivery mortgage-backed securities on September 30, 2009.
(l)	The average amount of borrowings while outstanding during the period ended September 30, 2009 was $5,814,141 at a weighted average interest rate of 0.364%. On September 30, 2009, securities valued at $79,728 were pledged as collateral for reverse repurchase agreements.
(m)	Securities with an aggregate market value of $329,534 and cash of $4,215 have been pledged as collateral for the following open futures contracts on September 30, 2009:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
90-Day Euribor December Futures	Long	12/2009	9,224	$23,734
90-Day Euribor March Futures	Long	03/2010	12,107	31,022
90-Day Eurodollar December Futures	Long	12/2009	146,748	457,258
90-Day Eurodollar December Futures	Long	12/2010	27,656	18,671
90-Day Eurodollar June Futures	Long	06/2010	30,946	55,319
90-Day Eurodollar June Futures	Long	06/2011	116	70
90-Day Eurodollar March Futures	Long	03/2010	36,359	257,123
90-Day Eurodollar March Futures	Long	03/2011	620	406
90-Day Eurodollar September Futures	Long	09/2010	11,678	19,507
U.S. Treasury 2-Year Note December Futures	Long	12/2009	6,242	(293)
U.S. Treasury 5-Year Note December Futures	Long	12/2009	5,768	7,569
U.S. Treasury 10-Year Note December Futures	Long	12/2009	46,928	56,993
U.S. Treasury 30-Year Bond December Futures	Long	12/2009	13,844	31,165
United Kingdom 90-Day LIBOR Sterling Interest Rate December Futures	Long	12/2009	2,016	16,922
United Kingdom 90-Day LIBOR Sterling Interest Rate December Futures	Long	12/2010	4,093	3,030
United Kingdom 90-Day LIBOR Sterling Interest Rate December Futures Put Options Strike @ GBP 92.000	Short	12/2009	5,750	2,229
United Kingdom 90-Day LIBOR Sterling Interest Rate June Futures	Long	06/2010	4,491	6,649
United Kingdom 90-Day LIBOR Sterling Interest Rate March Futures	Long	03/2010	2,977	5,315
United Kingdom 90-Day LIBOR Sterling Interest Rate March Futures	Long	03/2011	2,114	485
United Kingdom 90-Day LIBOR Sterling Interest Rate September Futures	Long	09/2010	4,091	4,445

				$997,619

Total Return Fund

(n)	Swap agreements outstanding on September 30, 2009:

Credit Default Swaps on Corporate, Sovereign, and U.S. Municipal Issues - Buy Protection(1)

Reference Entity	Counterparty	Fixed Deal (Pay) Rate	Maturity Date	Implied Credit Spread at September 30, 2009(3)	Notional Amount(4)	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
ABX Financing Co.	JPM	(0.530)%	12/20/2016	0.720%	$10,000	$121	$0	$121
ABX Financing Co.	MSC	(0.640)%	12/20/2016	0.806%	2,300	24	169	(145)
Alcoa, Inc.	BOA	(0.560)%	03/20/2017	2.611%	1,900	233	289	(56)
Alcoa, Inc.	BOA	(1.290)%	09/20/2018	2.704%	5,000	478	0	478
Alcoa, Inc.	GSC	(1.320)%	09/20/2018	2.704%	2,200	206	424	(218)
American Electric Power Co., Inc.	CITI	(0.830)%	06/20/2015	0.475%	8,300	(159)	0	(159)
AmerisourceBergen Corp.	MSC	(0.600)%	09/20/2012	0.293%	10,000	(92)	0	(92)
Anadarko Finance Co.	BOA	(0.900)%	06/20/2011	0.610%	10,600	(55)	0	(55)
Anadarko Petroleum Corp.	CITI	(0.330)%	03/20/2012	0.683%	1,800	15	61	(46)
Arrow Electronics, Inc.	GSC	(1.000)%	12/20/2019	0.853%	15,000	(190)	0	(190)
AutoZone, Inc.	BOA	(0.620)%	12/20/2012	0.536%	3,000	(9)	78	(87)
AutoZone, Inc.	BOA	(1.070)%	03/20/2014	0.618%	20,000	(391)	0	(391)
AutoZone, Inc.	BOA	(1.890)%	03/20/2014	0.618%	10,000	(547)	0	(547)
AutoZone, Inc.	BOA	(0.870)%	06/20/2016	0.692%	1,000	(11)	28	(39)
AutoZone, Inc.	BOA	(1.100)%	09/20/2018	0.751%	15,000	(406)	0	(406)
AutoZone, Inc.	CITI	(0.680)%	12/20/2012	0.536%	1,850	(9)	37	(46)
AutoZone, Inc.	CITI	(1.030)%	03/20/2014	0.618%	10,000	(178)	0	(178)
AutoZone, Inc.	DUB	(1.320)%	09/20/2018	0.751%	5,000	(220)	0	(220)
AutoZone, Inc.	RBS	(0.810)%	12/20/2015	0.682%	10,000	(75)	0	(75)
AutoZone, Inc.	UBS	(1.320)%	09/20/2018	0.751%	7,000	(308)	0	(308)
Avnet, Inc.	DUB	(1.000)%	09/20/2016	1.160%	2,000	19	37	(18)
Block Financial LLC	BOA	(1.550)%	03/20/2013	0.416%	32,100	(1,246)	(113)	(1,133)
Block Financial LLC	CSFB	(1.110)%	03/20/2013	0.416%	6,000	(143)	0	(143)
Block Financial LLC	DUB	(1.050)%	03/20/2013	0.416%	5,000	(109)	0	(109)
Block Financial LLC	JPM	(1.270)%	03/20/2013	0.416%	10,000	(293)	0	(293)
Boston Scientific Corp.	BCLY	(1.000)%	03/20/2017	0.870%	1,000	(9)	5	(14)
Boston Scientific Corp.	MSC	(1.000)%	06/20/2014	0.811%	2,000	(17)	9	(26)
Boston Scientific Corp.	MSC	(1.000)%	06/20/2016	0.859%	2,000	(18)	12	(30)
Boston Scientific Corp.	UBS	(0.500)%	06/20/2011	0.720%	10,000	36	0	36
Brunswick Corp.	BOA	(4.100)%	09/20/2013	4.854%	18,000	441	0	441
Cardinal Health, Inc.	BCLY	(0.420)%	12/20/2016	0.495%	13,000	62	0	62
Cardinal Health, Inc.	DUB	(0.500)%	12/20/2016	0.495%	10,000	(4)	110	(114)
Cardinal Health, Inc.	GSC	(0.710)%	06/20/2017	0.501%	9,600	(140)	0	(140)
CBS Corp.	JPM	(0.590)%	09/20/2012	1.237%	15,000	277	0	277
Centex Corp.	BCLY	(1.000)%	06/20/2016	0.740%	4,000	(64)	37	(101)
Centex Corp.	BNP	(1.000)%	06/20/2016	0.740%	2,000	(32)	15	(47)
Centex Corp.	BOA	(1.000)%	06/20/2015	0.722%	4,500	(68)	148	(216)
Centex Corp.	DUB	(1.000)%	12/20/2017	0.768%	2,500	(42)	(9)	(33)
Centex Corp.	GSC	(1.000)%	06/20/2014	0.673%	1,500	(23)	20	(43)
CenturyTel, Inc.	JPM	(1.000)%	06/20/2017	0.819%	6,000	(76)	(4)	(72)
CenturyTel, Inc.	JPM	(1.000)%	09/20/2019	0.849%	4,000	(51)	(49)	(2)
CNA Financial Corp.	BCLY	(0.295)%	09/20/2011	2.306%	15,000	573	0	573
CNA Financial Corp.	BCLY	(1.390)%	12/20/2014	2.386%	10,000	449	1,209	(760)
CNA Financial Corp.	BOA	(0.690)%	12/20/2014	2.386%	10,300	792	0	792
CNA Financial Corp.	BOA	(4.170)%	12/20/2014	2.386%	8,000	(658)	0	(658)
CNA Financial Corp.	BOA	(3.360)%	09/20/2016	2.382%	6,250	(354)	0	(354)
CNA Financial Corp.	CITI	(0.470)%	12/20/2014	2.386%	10,200	887	0	887
CNA Financial Corp.	JPM	(0.440)%	09/20/2011	2.306%	13,500	478	255	223
Comcast Corp.	JPM	(0.535)%	03/20/2016	1.217%	15,000	587	0	587
Commercial Metals Co.	BOA	(1.430)%	09/20/2018	1.544%	3,000	24	0	24
Commercial Metals Co.	DUB	(1.005)%	09/20/2017	1.498%	15,660	511	1,369	(858)
Commercial Metals Co.	JPM	(1.430)%	09/20/2018	1.544%	10,000	79	0	79
Computer Sciences Corp.	BCLY	(1.230)%	03/20/2013	0.224%	5,000	(173)	0	(173)

Total Return Fund

Computer Sciences Corp.	BCLY	(1.550)%	03/20/2018	0.372%	10,000	(889)	0	(889)
Computer Sciences Corp.	MSC	(0.620)%	03/20/2013	0.224%	2,000	(27)	17	(44)
Computer Sciences Corp.	UBS	(1.130)%	03/20/2018	0.372%	8,745	(500)	0	(500)
Con-way, Inc.	BOA	(1.834)%	03/20/2018	1.353%	19,000	(654)	1,663	(2,317)
Coventry Health Care, Inc.	DUB	(1.000)%	03/20/2015	4.101%	7,500	1,021	684	337
CRH America, Inc.	CITI	(2.590)%	09/20/2018	1.974%	10,000	(442)	0	(442)
CSX Corp.	BCLY	(1.350)%	03/20/2018	0.560%	5,052	(298)	0	(298)
CSX Corp.	DUB	(1.550)%	06/20/2017	0.547%	21,200	(1,472)	72	(1,544)
CSX Corp.	JPM	(0.165)%	03/20/2011	0.306%	10,600	22	0	22
CVS Caremark Corp.	BOA	(0.550)%	09/20/2016	0.472%	6,745	(35)	0	(35)
CVS Caremark Corp.	CSFB	(0.250)%	09/20/2011	0.275%	10,200	4	0	4
CVS Caremark Corp.	RBS	(0.240)%	09/20/2011	0.275%	6,200	4	0	4
Cytec Industries, Inc.	CITI	(1.000)%	09/20/2017	1.555%	4,700	172	431	(259)
Cytec Industries, Inc.	DUB	(1.000)%	09/20/2017	1.555%	2,300	85	198	(113)
Cytec Industries, Inc.	JPM	(1.000)%	09/20/2013	1.315%	2,000	23	46	(23)
Daimler Finance N.A. LLC	BCLY	(0.535)%	09/20/2011	0.745%	3,000	12	0	12
Daimler Finance N.A. LLC	GSC	(6.750)%	06/20/2010	0.416%	8,000	(384)	0	(384)
Daimler Finance N.A. LLC	GSC	(6.750)%	03/20/2011	0.636%	30,000	(2,754)	0	(2,754)
Daimler Finance N.A. LLC	JPM	(0.520)%	06/20/2010	0.416%	10,000	(9)	0	(9)
Daimler Finance N.A. LLC	JPM	(0.520)%	03/20/2011	0.636%	10,000	16	0	16
Daimler Finance N.A. LLC	JPM	(0.655)%	03/20/2011	0.636%	10,000	(5)	0	(5)
Darden Restaurants, Inc.	CITI	(1.450)%	12/20/2017	1.430%	2,000	(3)	96	(99)
Darden Restaurants, Inc.	CITI	(1.920)%	12/20/2017	1.430%	7,000	(239)	0	(239)
Darden Restaurants, Inc.	DUB	(2.250)%	12/20/2017	1.430%	5,000	(285)	0	(285)
Dominion Resources, Inc.	JPM	(0.385)%	12/20/2016	0.468%	3,000	16	160	(144)
DR Horton, Inc.	BCLY	(1.000)%	06/20/2016	1.714%	26,000	1,064	1,623	(559)
DR Horton, Inc.	BNP	(1.000)%	03/20/2016	1.709%	10,000	394	783	(389)
DR Horton, Inc.	BNP	(1.000)%	06/20/2016	1.714%	9,500	389	717	(328)
DR Horton, Inc.	DUB	(1.000)%	03/20/2016	1.709%	3,000	118	309	(191)
DR Horton, Inc.	DUB	(1.000)%	06/20/2016	1.714%	4,500	184	471	(287)
DR Horton, Inc.	GSC	(1.000)%	03/20/2014	1.640%	5,000	130	335	(205)
DR Horton, Inc.	GSC	(1.000)%	09/20/2014	1.664%	3,000	89	163	(74)
Embarq Corp.	BCLY	(1.000)%	06/20/2013	0.493%	300	(5)	(5)	0
Embarq Corp.	BCLY	(1.650)%	06/20/2016	0.633%	6,669	(417)	0	(417)
Embarq Corp.	BOA	(2.200)%	06/20/2016	0.633%	4,000	(385)	0	(385)
Embarq Corp.	DUB	(1.000)%	06/20/2016	0.623%	40,500	(945)	(688)	(257)
Enterprise Products Operating LLC	MLP	(0.200)%	03/20/2011	0.890%	14,300	144	202	(58)
Erac USA Finance Co.	JPM	(2.700)%	12/20/2012	1.044%	10,000	(524)	789	(1,313)
Exelon Corp.	CITI	(3.730)%	06/20/2015	1.009%	7,200	(1,030)	0	(1,030)
Exelon Corp.	MLP	(0.520)%	06/20/2015	1.009%	2,713	69	0	69
Expedia, Inc.	RBS	(4.250)%	09/20/2016	1.388%	16,500	(2,884)	0	(2,884)
Fosters Finance Corp.	BCLY	(2.140)%	12/20/2014	0.509%	6,000	(485)	0	(485)
Gannett Co., Inc.	JPM	(0.330)%	06/20/2011	3.518%	6,500	343	0	343
GATX Financial Corp.	GSC	(1.000)%	12/20/2012	1.313%	15,000	141	185	(44)
GATX Financial Corp.	HSBC	(1.000)%	12/20/2012	1.313%	10,000	94	124	(30)
Genworth Financial, Inc.	BCLY	(0.879)%	06/20/2018	4.544%	8,000	1,812	2,790	(978)
Genworth Financial, Inc.	DUB	(0.980)%	06/20/2018	4.544%	4,000	881	1,261	(380)
Hanson Ltd.	BCLY	(1.000)%	09/20/2016	2.433%	20,000	1,671	3,056	(1,385)
HCP, Inc.	CITI	(5.000)%	03/20/2018	1.973%	4,500	(928)	(743)	(185)
HCP, Inc.	CSFB	(0.530)%	09/20/2011	1.668%	7,350	160	0	160
HCP, Inc.	DUB	(3.860)%	03/20/2018	2.005%	20,000	(2,527)	1,296	(3,823)
HCP, Inc.	JPM	(0.610)%	09/20/2011	1.668%	5,000	101	0	101
HCP, Inc.	MLP	(0.650)%	09/20/2016	1.907%	13,500	989	0	989
Health Care REIT, Inc.	BCLY	(3.310)%	06/20/2015	1.904%	5,000	(356)	0	(356)
HSBC Finance Corp.	BNP	(0.165)%	12/20/2013	1.434%	16,900	842	330	512
HSBC Finance Corp.	DUB	(1.450)%	06/20/2016	1.429%	10,000	(16)	3	(19)
HSBC Finance Corp.	JPM	(0.220)%	06/20/2016	1.429%	10,000	703	0	703
International Paper Co.	BCLY	(5.030)%	06/20/2018	1.576%	20,000	(4,937)	0	(4,937)
International Paper Co.	BOA	(0.870)%	06/20/2016	1.512%	1,400	52	177	(125)
iStar Financial, Inc.	BCLY	(0.400)%	03/20/2012	21.563%	10,000	3,631	0	3,631
iStar Financial, Inc.	MSC	(0.600)%	12/20/2013	18.622%	10,000	4,288	0	4,288
JC Penney Corp., Inc.	BCLY	(1.000)%	09/20/2012	1.652%	2,200	40	91	(51)

Total Return Fund

JC Penney Corp., Inc.	DUB	(0.270)%	03/20/2010	1.169%	28,300	118	454	(336)
Johnson Controls, Inc.	JPM	(0.500)%	03/20/2016	1.273%	20,000	888	0	888
KB Home	BNP	(1.000)%	06/20/2015	2.255%	5,000	309	465	(156)
KB Home	DUB	(1.000)%	03/20/2014	2.177%	3,000	142	249	(107)
KB Home	DUB	(1.000)%	03/20/2015	2.239%	5,000	294	491	(197)
KB Home	DUB	(5.000)%	03/20/2015	2.239%	2,500	(333)	(194)	(139)
KB Home	GSC	(1.000)%	03/20/2014	2.177%	7,000	331	329	2
Kerr-McGee Corp.	RBS	(0.160)%	09/20/2011	0.271%	10,500	23	0	23
KeySpan Corp.	JPM	(0.450)%	06/20/2013	0.400%	6,900	(14)	65	(79)
Kohl’s Corp.	BOA	(1.910)%	12/20/2017	1.034%	46,000	(2,862)	288	(3,150)
Kraft Foods, Inc.	BOA	(1.040)%	06/20/2018	0.986%	5,000	(21)	8	(29)
Kraft Foods, Inc.	CITI	(0.990)%	06/20/2018	0.986%	4,000	(2)	0	(2)
Kraft Foods, Inc.	GSC	(0.950)%	09/20/2018	1.001%	6,000	21	20	1
Kraft Foods, Inc.	JPM	(0.150)%	12/20/2011	0.589%	10,000	96	0	96
Kraft Foods, Inc.	JPM	(0.160)%	12/20/2011	0.589%	4,800	45	0	45
Lennar Corp.	DUB	(0.785)%	12/20/2011	2.261%	9,000	282	0	282
Lennar Corp.	GSC	(1.000)%	09/20/2014	2.464%	4,500	285	483	(198)
Lennar Corp.	GSC	(5.000)%	06/20/2015	2.496%	4,000	(493)	(235)	(258)
Lennar Corp.	GSC	(1.000)%	06/20/2016	2.517%	4,000	333	478	(145)
Lexmark International, Inc.	BOA	(1.400)%	06/20/2018	1.600%	13,000	179	0	179
Lexmark International, Inc.	CITI	(3.320)%	06/20/2013	1.388%	5,590	(388)	0	(388)
Lexmark International, Inc.	JPM	(1.190)%	06/20/2013	1.388%	15,880	106	0	106
Liberty Mutual Group, Inc.	BOA	(1.390)%	03/20/2014	2.253%	7,600	261	836	(575)
Lockheed Martin Corp.	BOA	(0.370)%	06/20/2016	0.314%	4,600	(17)	52	(69)
Loews Corp.	BOA	(0.660)%	03/20/2016	0.494%	7,500	(75)	207	(282)
Loews Corp.	JPM	(0.280)%	03/20/2016	0.494%	20,000	253	0	253
Loews Corp.	JPM	(0.300)%	03/20/2016	0.494%	9,800	112	0	112
Ltd Brands, Inc.	BNP	(1.000)%	12/20/2014	2.584%	2,500	180	193	(13)
Ltd Brands, Inc.	BOA	(1.000)%	09/20/2017	2.735%	10,000	1,083	907	176
Ltd Brands, Inc.	DUB	(1.000)%	09/20/2017	2.735%	5,000	541	566	(25)
Ltd Brands, Inc.	DUB	(4.800)%	09/20/2017	2.811%	43,000	(5,386)	0	(5,386)
Ltd Brands, Inc.	JPM	(2.850)%	09/20/2017	2.811%	2,700	(9)	150	(159)
Ltd Brands, Inc.	RBS	(4.500)%	09/20/2017	2.811%	18,700	(1,991)	0	(1,991)
Macy’s Retail Holdings, Inc.	BCLY	(6.780)%	09/20/2015	3.026%	11,810	(2,229)	0	(2,229)
Macy’s Retail Holdings, Inc.	BCLY	(7.150)%	09/20/2015	3.026%	10,000	(2,072)	0	(2,072)
Macy’s Retail Holdings, Inc.	BOA	(6.870)%	03/20/2012	2.623%	7,000	(710)	0	(710)
Macy’s Retail Holdings, Inc.	BOA	(2.430)%	03/20/2013	2.712%	5,000	41	432	(391)
Macy’s Retail Holdings, Inc.	BOA	(1.000)%	09/20/2015	2.979%	3,800	371	423	(52)
Macy’s Retail Holdings, Inc.	BOA	(7.060)%	09/20/2015	3.026%	8,000	(1,622)	0	(1,622)
Macy’s Retail Holdings, Inc.	MSC	(2.470)%	09/20/2015	3.026%	10,000	270	1,103	(833)
Macy’s Retail Holdings, Inc.	RBS	(1.000)%	12/20/2016	3.011%	15,000	1,710	709	1,001
Macy’s Retail Holdings, Inc.	RBS	(2.640)%	09/20/2017	3.129%	22,500	659	1,376	(717)
Marks & Spencer PLC	RBS	(0.950)%	12/20/2017	1.314%	2,200	55	400	(345)
Marriott International, Inc.	BOA	(1.650)%	06/20/2017	1.327%	10,000	(217)	2,739	(2,956)
Marriott International, Inc.	BOA	(1.730)%	06/20/2017	1.327%	1,400	(38)	137	(175)
Marriott International, Inc.	CITI	(0.260)%	06/20/2012	1.052%	15,000	314	0	314
Marriott International, Inc.	DUB	(1.880)%	12/20/2015	1.276%	5,000	(170)	577	(747)
Marsh & McLennan Cos., Inc.	BCLY	(0.760)%	09/20/2015	0.452%	18,000	(311)	0	(311)
Marsh & McLennan Cos., Inc.	BOA	(0.830)%	09/20/2015	0.452%	20,000	(424)	0	(424)
Marsh & McLennan Cos., Inc.	BOA	(0.990)%	09/20/2015	0.452%	30,000	(904)	(237)	(667)
Marsh & McLennan Cos., Inc.	BOA	(0.900)%	06/20/2019	0.490%	8,000	(274)	0	(274)
Marsh & McLennan Cos., Inc.	CITI	(1.000)%	09/20/2015	0.445%	7,000	(218)	(198)	(20)
Marsh & McLennan Cos., Inc.	CITI	(1.000)%	06/20/2019	0.482%	3,800	(164)	(155)	(9)
Marsh & McLennan Cos., Inc.	DUB	(0.590)%	09/20/2014	0.428%	10,000	(78)	85	(163)
Marsh & McLennan Cos., Inc.	DUB	(0.670)%	09/20/2014	0.428%	11,000	(127)	59	(186)
Marsh & McLennan Cos., Inc.	DUB	(1.000)%	09/20/2015	0.445%	5,000	(155)	(116)	(39)
Marsh & McLennan Cos., Inc.	DUB	(1.000)%	06/20/2019	0.482%	800	(34)	(34)	0
Masco Corp.	CITI	(4.240)%	03/20/2017	2.138%	9,020	(1,170)	0	(1,170)
Masco Corp.	GSC	(1.000)%	03/20/2017	2.071%	3,000	196	268	(72)
Masco Corp.	JPM	(1.000)%	06/20/2015	1.985%	5,000	245	232	13
Masco Corp.	MSC	(0.580)%	09/20/2012	1.905%	5,000	186	0	186
Masco Corp.	MSC	(0.680)%	09/20/2013	1.947%	10,000	462	0	462
Masco Corp.	UBS	(4.650)%	12/20/2016	2.125%	10,000	(1,519)	0	(1,519)
Mattel, Inc.	JPM	(0.400)%	06/20/2011	0.356%	10,300	(9)	0	(9)
Maytag Corp.	JPM	(0.460)%	06/20/2015	0.504%	10,000	22	0	22
McKesson Corp.	BOA	(0.380)%	03/20/2017	0.303%	1,600	(8)	15	(23)
McKesson Corp.	BOA	(1.020)%	03/20/2017	0.303%	10,000	(489)	(320)	(169)
McKesson Corp.	BOA	(0.640)%	03/20/2019	0.315%	8,000	(215)	0	(215)
MDC Holdings, Inc.	BNP	(1.250)%	12/20/2014	0.762%	9,000	(217)	0	(217)
MDC Holdings, Inc.	BOA	(1.000)%	12/20/2014	0.750%	3,000	(37)	0	(37)
MDC Holdings, Inc.	MLP	(1.350)%	12/20/2012	0.662%	10,500	(231)	0	(231)
Motorola, Inc.	DUB	(1.000)%	12/20/2011	0.995%	5,000	(2)	133	(135)
Motorola, Inc.	DUB	(1.000)%	12/20/2012	1.146%	7,500	32	294	(262)
Nabors Industries, Inc.	BCLY	(2.710)%	03/20/2018	1.096%	8,000	(932)	0	(932)
Nabors Industries, Inc.	CITI	(1.000)%	03/20/2018	1.078%	9,000	48	80	(32)
Nabors Industries, Inc.	CITI	(1.050)%	03/20/2018	1.096%	20,000	59	0	59
Nabors Industries, Inc.	CITI	(2.510)%	03/20/2018	1.096%	2,200	(225)	0	(225)
Nabors Industries, Inc.	DUB	(0.630)%	03/20/2018	1.096%	6,000	199	832	(633)
Nabors Industries, Inc.	DUB	(0.900)%	03/20/2018	1.096%	15,000	207	0	207
Nationwide Health Properties, Inc.	DUB	(0.620)%	09/20/2011	1.633%	13,600	264	0	264
Newell Rubbermaid, Inc.	BOA	(2.710)%	06/20/2019	1.756%	12,000	(880)	0	(880)
Newell Rubbermaid, Inc.	UBS	(1.790)%	06/20/2018	1.730%	19,000	(90)	0	(90)
NiSource Finance Corp.	RBS	(0.540)%	03/20/2013	1.449%	12,400	370	0	370

Total Return Fund

Nordstrom, Inc.	BOA	(0.850)%	03/20/2018	1.748%	4,300	268	693	(425)
Nordstrom, Inc.	BOA	(5.190)%	03/20/2018	1.748%	15,000	(3,613)	0	(3,613)
Nordstrom, Inc.	DUB	(1.530)%	03/20/2018	1.748%	12,925	191	0	191
Nordstrom, Inc.	GSC	(0.820)%	03/20/2018	1.748%	2,600	167	368	(201)
Nordstrom, Inc.	UBS	(1.400)%	03/20/2018	1.748%	8,000	191	0	191
Northrop Grumman Space & Mission Systems Corp.	JPM	(0.110)%	03/20/2010	0.156%	5,000	1	0	1
Nucor Corp.	BCLY	(0.510)%	06/20/2018	0.669%	6,000	71	594	(523)
Nucor Corp.	GSC	(0.530)%	06/20/2018	0.669%	4,000	42	426	(384)
Office Depot, Inc.	DUB	(5.000)%	09/20/2013	5.847%	8,000	210	240	(30)
Omnicom Group, Inc.	MSC	(0.380)%	06/20/2016	0.668%	9,600	168	0	168
ONEOK Partners LP	JPM	(0.660)%	12/20/2016	0.947%	10,200	184	0	184
ORIX Corp.	MLP	(0.280)%	12/20/2011	3.664%	20,000	1,422	0	1,422
Packaging Corp. of America	CSFB	(0.940)%	09/20/2013	0.634%	10,000	(119)	0	(119)
Pactiv Corp.	BOA	(1.230)%	03/20/2018	0.807%	6,745	(211)	182	(393)
Pearson Dollar Finance PLC	BCLY	(0.610)%	06/20/2013	0.408%	25,000	(187)	0	(187)
Pearson Dollar Finance PLC	BCLY	(0.730)%	06/20/2018	0.581%	7,000	(81)	0	(81)
Pearson Dollar Finance PLC	BCLY	(0.770)%	06/20/2018	0.581%	10,000	(146)	0	(146)
Pearson Dollar Finance PLC	DUB	(0.720)%	06/20/2018	0.581%	11,000	(119)	0	(119)
Pearson Dollar Finance PLC	JPM	(0.830)%	06/20/2014	0.459%	5,000	(85)	5	(90)
Plains All American Pipeline LP	MSC	(0.550)%	12/20/2013	1.188%	10,000	252	0	252
PMI Group, Inc.	JPM	(0.460)%	09/20/2016	12.327%	9,500	4,015	0	4,015
Qwest Corp.	BOA	(2.500)%	06/20/2013	2.577%	5,000	10	363	(353)
Qwest Corp.	MSC	(4.320)%	06/20/2013	2.577%	2,000	(122)	0	(122)
RadioShack Corp.	BOA	(1.250)%	06/20/2011	0.781%	10,000	(84)	0	(84)
RadioShack Corp.	MLP	(2.250)%	06/20/2011	0.781%	35,200	(908)	0	(908)
Reed Elsevier Capital, Inc.	MLP	(0.290)%	06/20/2012	0.488%	5,000	26	0	26
Rexam PLC	BCLY	(1.450)%	06/20/2013	1.075%	12,500	(172)	981	(1,153)
Rexam PLC	RBS	(1.450)%	06/20/2013	1.075%	4,000	(55)	273	(328)
Rohm and Haas Co.	BNP	(1.000)%	09/20/2017	1.013%	30,000	17	(437)	454
Rohm and Haas Co.	BNP	(1.600)%	09/20/2017	1.025%	4,665	(186)	0	(186)
Rohm and Haas Co.	BOA	(0.700)%	09/20/2017	1.025%	13,425	297	0	297
Rohm and Haas Co.	BOA	(1.000)%	09/20/2017	1.013%	1,500	1	(17)	18
Rohm and Haas Co.	CITI	(0.540)%	09/20/2017	1.025%	7,000	232	0	232
RPM International, Inc.	BCLY	(1.460)%	03/20/2018	1.428%	2,800	(7)	0	(7)
RPM International, Inc.	BOA	(1.030)%	03/20/2018	1.428%	9,000	249	399	(150)
RPM International, Inc.	GSC	(1.000)%	03/20/2018	1.415%	15,000	433	220	213
RR Donnelley & Sons Co.	BOA	(5.000)%	09/20/2016	2.372%	17,300	(2,659)	(1,598)	(1,061)
RR Donnelley & Sons Co.	BOA	(3.500)%	03/20/2019	2.489%	25,000	(1,842)	0	(1,842)
RR Donnelley & Sons Co.	DUB	(3.250)%	03/20/2017	2.415%	10,000	(520)	0	(520)
RR Donnelley & Sons Co.	GSC	(1.000)%	09/20/2016	2.372%	7,700	610	962	(352)
Ryder System, Inc.	BCLY	(3.540)%	03/20/2013	1.001%	10,000	(856)	0	(856)
Ryder System, Inc.	BOA	(1.490)%	09/20/2015	1.145%	10,000	(190)	0	(190)
Ryder System, Inc.	BOA	(1.730)%	09/20/2015	1.145%	11,000	(351)	0	(351)
Ryder System, Inc.	CITI	(3.060)%	03/20/2013	1.001%	8,690	(604)	0	(604)
Ryder System, Inc.	DUB	(1.320)%	12/20/2016	1.145%	10,000	(114)	883	(997)
Ryder System, Inc.	GSC	(1.700)%	09/20/2015	1.145%	7,000	(212)	0	(212)
Ryder System, Inc.	GSC	(1.050)%	12/20/2016	1.145%	7,700	44	806	(762)
Ryder System, Inc.	GSC	(1.960)%	12/20/2016	1.145%	7,300	(378)	0	(378)
Ryder System, Inc.	JPM	(0.270)%	06/20/2011	0.880%	5,300	55	0	55
Ryland Group, Inc.	BCLY	(1.000)%	06/20/2017	1.572%	2,200	81	159	(78)
Ryland Group, Inc.	DUB	(1.000)%	03/20/2015	1.534%	9,000	233	668	(435)
Ryland Group, Inc.	RBS	(1.000)%	06/20/2017	1.572%	900	33	67	(34)
SCA Finans AB	DUB	(0.810)%	09/20/2015	0.966%	5,250	43	664	(621)
Seagate Technology HDD Holdings	JPM	(2.250)%	12/20/2011	3.359%	11,100	249	735	(486)
Sealed Air Corp.	BOA	(1.060)%	09/20/2013	0.982%	9,250	(30)	517	(547)
Sempra Energy	DUB	(1.250)%	03/20/2019	0.780%	15,000	(566)	0	(566)
Simon Property Group LP	GSC	(1.470)%	12/20/2016	1.471%	8,400	(3)	1,023	(1,026)
Simon Property Group LP	GSC	(3.010)%	12/20/2016	1.471%	3,300	(316)	0	(316)
Simon Property Group LP	JPM	(0.180)%	06/20/2010	0.721%	8,000	31	0	31
Simon Property Group LP	MSC	(1.120)%	06/20/2016	1.475%	10,000	204	1,361	(1,157)
Simon Property Group LP	MSC	(0.885)%	06/20/2018	1.516%	2,000	89	268	(179)
Simon Property Group LP	RBS	(0.220)%	09/20/2011	1.204%	5,100	97	0	97
Simon Property Group LP	RBS	(1.060)%	03/20/2017	1.479%	8,000	210	1,135	(925)
Spectra Energy Capital LLC	DUB	(1.200)%	06/20/2018	0.656%	1,200	(50)	52	(102)
Spectra Energy Capital LLC	MSC	(1.150)%	06/20/2018	0.656%	2,500	(94)	120	(214)
Spectra Energy Capital LLC	RBS	(2.000)%	03/20/2014	0.556%	24,000	(1,493)	0	(1,493)
Sprint Capital Corp.	BCLY	(3.630)%	03/20/2012	3.065%	11,000	(156)	0	(156)
Staples, Inc.	BOA	(3.750)%	03/20/2014	1.046%	18,000	(2,063)	0	(2,063)
Starwood Hotels & Resorts Worldwide, Inc.	DUB	(5.000)%	06/20/2012	2.631%	5,500	(342)	(167)	(175)
Starwood Hotels & Resorts Worldwide, Inc.	DUB	(5.000)%	03/20/2013	2.709%	2,000	(149)	(97)	(52)
Tate & Lyle International Finance PLC	BCLY	(1.250)%	12/20/2014	1.375%	12,000	67	0	67
Temple-Inland, Inc.	BNP	(6.670)%	03/20/2018	1.649%	7,430	(2,602)	0	(2,602)
Temple-Inland, Inc.	BOA	(1.000)%	03/20/2018	1.589%	4,000	163	209	(46)
Toll Brothers Finance Corp.	BOA	(1.000)%	12/20/2019	1.378%	7,000	213	251	(38)
Toll Brothers Finance Corp.	GSC	(1.000)%	12/20/2017	1.322%	2,700	60	71	(11)
Toll Brothers Finance Corp.	MSC	(1.390)%	09/20/2013	1.076%	9,800	(120)	0	(120)
Tyco Electronics Group S.A.	DUB	(0.950)%	12/20/2017	1.015%	7,500	32	494	(462)
Tyco Electronics Group S.A.	GSC	(1.530)%	12/20/2012	0.769%	6,500	(158)	0	(158)
Tyson Foods, Inc.	BNP	(1.000)%	03/20/2014	1.880%	4,000	143	136	7
Tyson Foods, Inc.	RBS	(3.200)%	12/20/2011	1.714%	25,000	(825)	0	(825)
Tyson Foods, Inc.	RBS	(3.250)%	06/20/2016	2.045%	19,000	(1,316)	0	(1,316)
UBS AG	GSC	(2.010)%	06/20/2018	1.012%	10,000	(741)	0	(741)
UBS AG	MSC	(0.505)%	12/20/2017	1.004%	29,600	1,035	1,498	(463)

Total Return Fund

Universal Health Services, Inc.	BOA	(0.787)%	06/20/2016	0.667%	2,575	(19)	129	(148)
Universal Health Services, Inc.	BOA	(1.250)%	06/20/2016	0.667%	8,000	(286)	303	(589)
Universal Health Services, Inc.	BOA	(1.610)%	06/20/2016	0.667%	7,000	(404)	50	(454)
UST, Inc.	BCLY	(0.700)%	03/20/2018	0.186%	24,000	(938)	0	(938)
Valero Energy Corp.	CSFB	(2.650)%	03/20/2019	2.508%	15,000	(162)	0	(162)
Viacom, Inc.	DUB	(1.150)%	06/20/2016	0.924%	5,000	(70)	394	(464)
Vivendi	BCLY	(1.510)%	06/20/2018	1.308%	20,000	(300)	0	(300)
Vivendi	BOA	(1.200)%	06/20/2013	1.127%	10,000	(29)	102	(131)
Vivendi	BOA	(1.280)%	06/20/2013	1.127%	30,000	(173)	204	(377)
Vivendi	CSFB	(1.465)%	06/20/2018	1.308%	8,000	(94)	12	(106)
Vivendi	CSFB	(1.540)%	06/20/2018	1.308%	4,700	(81)	7	(88)
Vivendi	DUB	(1.000)%	06/20/2018	1.308%	15,000	329	0	329
Vivendi	RBS	(1.500)%	06/20/2018	1.308%	20,000	(286)	29	(315)
VTB Capital S.A.	BCLY	(2.150)%	05/20/2013	3.672%	15,000	633	6,476	(5,843)
Waste Management, Inc.	BOA	(1.460)%	03/20/2014	0.725%	7,650	(241)	(127)	(114)
Waste Management, Inc.	CITI	(1.300)%	03/20/2019	0.829%	12,000	(453)	0	(453)
Weatherford International, Inc.	BCLY	(0.790)%	06/20/2012	0.838%	16,500	17	586	(569)
Wesfarmers Ltd.	BCLY	(2.235)%	06/20/2013	0.718%	25,000	(1,377)	372	(1,749)
Wesfarmers Ltd.	GSC	(2.510)%	06/20/2013	0.718%	23,200	(1,508)	0	(1,508)
Westvaco Corp.	JPM	(1.000)%	09/20/2019	1.057%	20,000	88	318	(230)
Weyerhaeuser Co.	DUB	(1.000)%	03/20/2012	1.446%	7,500	78	50	28
XL Capital Finance Europe PLC	BCLY	(0.310)%	03/20/2012	1.441%	10,600	287	0	287
XL Capital Ltd.	CSFB	(1.410)%	09/20/2014	1.646%	1,600	16	435	(419)
Xstrata Finance Canada Ltd.	JPM	(0.290)%	12/20/2011	1.445%	11,250	282	0	282

						$(36,776)	$59,266	$(96,042)

Credit Default Swaps on Corporate, Sovereign, and U.S. Municipal Issues - Sell Protection(2)

Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at September 30, 2009(3)	Notional Amount(4)	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
American Express Co.	CITI	4.300%	12/20/2013	1.268%	$18,000	$2,178	$0	$2,178
American International Group, Inc.	BCLY	1.800%	03/20/2013	8.112%	3,700	(654)	0	(654)
American International Group, Inc.	BCLY	1.815%	03/20/2013	8.112%	9,150	(1,614)	0	(1,614)
American International Group, Inc.	BCLY	1.130%	06/20/2013	8.099%	9,100	(1,877)	0	(1,877)
American International Group, Inc.	BCLY	6.500%	12/20/2013	8.079%	20,000	(992)	0	(992)
American International Group, Inc.	BOA	0.195%	03/20/2010	7.981%	5,000	(180)	0	(180)
American International Group, Inc.	BOA	5.000%	12/20/2010	5.000%	25,000	(965)	(1,000)	35
American International Group, Inc.	CITI	6.550%	12/20/2013	8.079%	25,000	(1,199)	0	(1,199)
American International Group, Inc.	CSFB	1.810%	03/20/2013	8.112%	6,000	(1,059)	0	(1,059)
American International Group, Inc.	CSFB	2.270%	03/20/2013	8.112%	5,000	(817)	0	(817)
American International Group, Inc.	DUB	1.120%	06/20/2013	8.099%	10,700	(2,210)	0	(2,210)
American International Group, Inc.	DUB	1.130%	06/20/2013	8.099%	200	(41)	0	(41)
American International Group, Inc.	GSC	5.000%	06/20/2010	7.856%	4,000	(74)	(640)	566
American International Group, Inc.	GSC	5.000%	09/20/2011	8.199%	17,400	(960)	(4,002)	3,042
American International Group, Inc.	GSC	1.150%	06/20/2013	8.099%	10,000	(2,057)	0	(2,057)
American International Group, Inc.	GSC	1.650%	06/20/2013	8.099%	17,000	(3,242)	0	(3,242)
American International Group, Inc.	UBS	5.000%	12/20/2010	5.000%	25,000	(965)	(1,000)	35
American International Group, Inc.	UBS	5.000%	12/20/2011	5.000%	25,000	(1,715)	(1,750)	35
American International Group, Inc.	UBS	2.250%	03/20/2013	8.112%	1,000	(164)	0	(164)
Berkshire Hathaway Finance Corp.	BCLY	1.012%	09/20/2013	1.380%	20,000	(269)	0	(269)
Brazil Government International Bond	BCLY	1.400%	05/20/2010	0.574%	25,000	290	0	290
Brazil Government International Bond	BCLY	0.980%	01/20/2012	0.832%	15,000	80	0	80
Brazil Government International Bond	BCLY	1.620%	03/20/2013	1.004%	20,900	440	0	440
Brazil Government International Bond	CSFB	2.090%	05/20/2016	1.365%	10,000	505	0	505
Brazil Government International Bond	DUB	0.980%	01/20/2012	0.832%	7,500	40	0	40
Brazil Government International Bond	MLP	1.710%	05/20/2013	1.034%	15,000	450	0	450
Brazil Government International Bond	MLP	1.950%	04/20/2016	1.361%	300	13	0	13
Brazil Government International Bond	MSC	1.140%	11/20/2011	0.810%	50,000	562	0	562
Brazil Government International Bond	MSC	1.660%	03/20/2013	1.004%	47,000	1,054	0	1,054
Brazil Government International Bond	MSC	1.770%	09/20/2014	1.236%	15,000	378	0	378
Brazil Government International Bond	MSC	1.520%	01/20/2017	1.401%	6,000	64	0	64
California State General Obligation Notes, Series 2005	GSC	0.610%	03/20/2018	1.902%	25,000	(1,762)	0	(1,762)
Chrysler Financial	DUB	5.050%	09/20/2012	6.558%	6,000	(180)	0	(180)
CIT Group, Inc.	CITI	5.000%	12/20/2013	27.483%	5,200	(1,755)	(1,326)	(429)
CIT Group, Inc.	DUB	5.000%	12/20/2013	27.483%	15,000	(5,061)	(3,750)	(1,311)
CIT Group, Inc.	GSC	5.000%	03/20/2014	27.107%	10,000	(3,414)	(800)	(2,614)
CIT Group, Inc.	MLP	5.000%	12/20/2013	27.483%	10,000	(3,374)	(2,200)	(1,174)
CIT Group, Inc.	MLP	5.000%	03/20/2014	27.107%	5,000	(1,707)	(425)	(1,282)
Colombia Government International Bond	BCLY	2.200%	05/20/2010	0.757%	25,000	479	0	479
El Paso Corp.	CITI	5.000%	06/20/2012	5.448%	3,900	(37)	(193)	156
Florida State Board of Education General Obligation Notes, Series 2005	CITI	0.470%	03/20/2018	0.650%	10,000	(120)	0	(120)
Ford Motor Credit Co. LLC	BCLY	4.150%	09/20/2012	5.348%	10,000	(304)	0	(304)
Ford Motor Credit Co. LLC	BCLY	5.800%	09/20/2012	5.348%	4,100	55	0	55
Ford Motor Credit Co. LLC	BNP	4.450%	06/20/2011	4.916%	10,000	(63)	0	(63)
Ford Motor Credit Co. LLC	CITI	5.800%	09/20/2012	5.348%	10,000	135	0	135
Ford Motor Credit Co. LLC	DUB	4.760%	06/20/2011	4.916%	10,000	(12)	0	(12)
Ford Motor Credit Co. LLC	DUB	4.770%	06/20/2011	4.916%	10,000	(10)	0	(10)
Ford Motor Credit Co. LLC	DUB	4.830%	06/20/2011	4.916%	10,000	(1)	0	(1)
Ford Motor Credit Co. LLC	DUB	4.920%	06/20/2011	4.916%	10,000	14	0	14
Ford Motor Credit Co. LLC	DUB	5.020%	06/20/2011	4.916%	3,000	9	0	9
Ford Motor Credit Co. LLC	DUB	4.620%	09/20/2011	4.991%	25,000	(139)	0	(139)
Ford Motor Credit Co. LLC	DUB	3.850%	09/20/2012	5.348%	10,000	(383)	0	(383)

Total Return Fund

Ford Motor Credit Co. LLC	DUB	5.650%	09/20/2012	5.348%	3,500	33	0	33
Ford Motor Credit Co. LLC	DUB	5.750%	09/20/2012	5.348%	10,000	122	0	122
Ford Motor Credit Co. LLC	DUB	5.850%	09/20/2012	5.348%	10,000	148	0	148
Ford Motor Credit Co. LLC	GSC	5.050%	06/20/2011	4.916%	10,000	36	0	36
Ford Motor Credit Co. LLC	GSC	3.850%	09/20/2012	5.348%	5,800	(222)	0	(222)
Ford Motor Credit Co. LLC	GSC	5.700%	09/20/2012	5.348%	10,000	108	0	108
Ford Motor Credit Co. LLC	GSC	5.850%	09/20/2012	5.348%	12,800	190	0	190
Ford Motor Credit Co. LLC	JPM	4.150%	06/20/2010	4.273%	10,000	3	0	3
Ford Motor Credit Co. LLC	JPM	4.600%	06/20/2011	4.916%	15,000	(58)	0	(58)
Ford Motor Credit Co. LLC	JPM	5.320%	06/20/2011	4.916%	10,000	80	0	80
Ford Motor Credit Co. LLC	JPM	5.620%	09/20/2012	5.348%	10,000	87	0	87
Ford Motor Credit Co. LLC	JPM	5.750%	09/20/2012	5.348%	8,000	97	0	97
Ford Motor Credit Co. LLC	MLP	5.620%	09/20/2012	5.348%	5,100	44	0	44
Ford Motor Credit Co. LLC	MSC	4.750%	03/20/2011	4.815%	10,000	4	0	4
Ford Motor Credit Co. LLC	MSC	4.500%	06/20/2011	4.916%	20,000	(110)	0	(110)
Ford Motor Credit Co. LLC	UBS	5.350%	12/20/2010	4.676%	10,000	94	0	94
Ford Motor Credit Co. LLC	UBS	4.750%	03/20/2011	4.815%	5,000	2	0	2
Ford Motor Credit Co. LLC	UBS	4.470%	06/20/2011	4.916%	25,000	(150)	0	(150)
Ford Motor Credit Co. LLC	UBS	4.800%	06/20/2011	4.916%	25,000	(14)	0	(14)
France Government Bond OAT	JPM	0.250%	03/20/2015	0.219%	30,000	34	0	34
General Electric Capital Corp.	BCLY	0.770%	06/20/2010	1.471%	6,500	(32)	0	(32)
General Electric Capital Corp.	BCLY	0.850%	06/20/2010	1.471%	17,500	(74)	0	(74)
General Electric Capital Corp.	BCLY	1.020%	09/20/2010	1.492%	52,100	(224)	0	(224)
General Electric Capital Corp.	BCLY	0.935%	12/20/2010	1.504%	7,200	(48)	0	(48)
General Electric Capital Corp.	BCLY	0.620%	03/20/2011	1.638%	32,500	(475)	0	(475)
General Electric Capital Corp.	BCLY	5.000%	06/20/2012	1.858%	22,300	1,860	459	1,401
General Electric Capital Corp.	BCLY	0.640%	12/20/2012	1.959%	33,800	(1,349)	0	(1,349)
General Electric Capital Corp.	BCLY	0.910%	03/20/2013	1.977%	50,000	(1,721)	0	(1,721)
General Electric Capital Corp.	BCLY	1.580%	03/20/2013	1.977%	25,000	(312)	0	(312)
General Electric Capital Corp.	BCLY	1.280%	06/20/2013	1.994%	40,000	(973)	0	(973)
General Electric Capital Corp.	BCLY	4.050%	12/20/2013	2.021%	25,000	1,986	0	1,986
General Electric Capital Corp.	BCLY	4.800%	12/20/2013	2.021%	30,000	3,258	0	3,258
General Electric Capital Corp.	BCLY	5.000%	06/20/2014	1.972%	20,000	2,605	560	2,045
General Electric Capital Corp.	BNP	1.100%	12/20/2009	1.471%	1,300	(1)	0	(1)
General Electric Capital Corp.	BNP	1.000%	09/20/2010	1.444%	2,000	(8)	(25)	17
General Electric Capital Corp.	BNP	0.940%	12/20/2010	1.504%	22,800	(150)	0	(150)
General Electric Capital Corp.	BNP	0.800%	06/20/2011	1.736%	10,000	(156)	0	(156)
General Electric Capital Corp.	BNP	5.000%	09/20/2011	1.750%	14,400	923	674	249
General Electric Capital Corp.	BNP	4.700%	12/20/2013	2.021%	7,300	765	0	765
General Electric Capital Corp.	BOA	0.193%	03/20/2010	1.471%	50,000	(299)	0	(299)
General Electric Capital Corp.	BOA	0.800%	06/20/2010	1.471%	25,000	(116)	0	(116)
General Electric Capital Corp.	BOA	5.000%	06/20/2010	1.424%	15,300	417	(421)	838
General Electric Capital Corp.	BOA	5.000%	09/20/2011	1.750%	49,000	3,141	2,591	550
General Electric Capital Corp.	BOA	5.000%	06/20/2012	1.858%	25,000	2,085	332	1,753
General Electric Capital Corp.	BOA	5.000%	06/20/2014	1.972%	120,500	15,695	4,012	11,683
General Electric Capital Corp.	CITI	1.050%	03/20/2010	1.471%	5,400	(9)	0	(9)
General Electric Capital Corp.	CITI	1.100%	03/20/2010	1.471%	14,800	(21)	0	(21)
General Electric Capital Corp.	CITI	1.150%	03/20/2010	1.471%	9,000	(11)	0	(11)
General Electric Capital Corp.	CITI	1.100%	06/20/2010	1.471%	26,400	(63)	0	(63)
General Electric Capital Corp.	CITI	5.000%	06/20/2010	1.424%	12,400	338	(292)	630
General Electric Capital Corp.	CITI	1.000%	09/20/2010	1.444%	25,000	(101)	(236)	135
General Electric Capital Corp.	CITI	1.120%	12/20/2010	1.504%	8,600	(37)	0	(37)
General Electric Capital Corp.	CITI	5.000%	06/20/2011	1.680%	7,000	403	(340)	743
General Electric Capital Corp.	CITI	4.000%	12/20/2013	2.021%	17,300	1,341	0	1,341
General Electric Capital Corp.	CITI	4.325%	12/20/2013	2.021%	57,300	5,165	0	5,165
General Electric Capital Corp.	CITI	4.800%	12/20/2013	2.021%	50,000	5,431	0	5,431
General Electric Capital Corp.	CITI	4.875%	12/20/2013	2.021%	46,900	5,231	0	5,231
General Electric Capital Corp.	CITI	3.800%	03/20/2014	2.029%	30,000	2,185	0	2,185
General Electric Capital Corp.	CITI	3.820%	03/20/2014	2.029%	50,000	3,682	0	3,682
General Electric Capital Corp.	CITI	3.850%	03/20/2014	2.029%	25,900	1,939	0	1,939
General Electric Capital Corp.	CITI	3.950%	03/20/2014	2.029%	15,000	1,184	0	1,184
General Electric Capital Corp.	CITI	4.000%	03/20/2014	2.029%	50,000	4,049	0	4,049
General Electric Capital Corp.	CITI	5.000%	09/20/2014	1.978%	50,000	6,785	1,187	5,598
General Electric Capital Corp.	DUB	5.000%	12/20/2009	1.424%	1,000	9	6	3
General Electric Capital Corp.	DUB	0.800%	06/20/2010	1.471%	20,200	(94)	0	(94)
General Electric Capital Corp.	DUB	1.020%	06/20/2010	1.471%	26,400	(79)	0	(79)
General Electric Capital Corp.	DUB	1.000%	09/20/2010	1.444%	8,500	(34)	(95)	61
General Electric Capital Corp.	DUB	1.070%	09/20/2010	1.492%	21,900	(83)	0	(83)
General Electric Capital Corp.	DUB	0.950%	12/20/2010	1.504%	10,400	(67)	0	(67)
General Electric Capital Corp.	DUB	5.000%	03/20/2011	1.638%	1,100	55	(72)	127
General Electric Capital Corp.	DUB	1.000%	09/20/2011	1.750%	10,000	(142)	(285)	143
General Electric Capital Corp.	DUB	1.500%	09/20/2011	1.808%	900	(5)	0	(5)
General Electric Capital Corp.	DUB	5.000%	06/20/2013	1.930%	55,000	5,924	1,269	4,655
General Electric Capital Corp.	DUB	5.000%	09/20/2013	1.944%	30,000	3,405	634	2,771
General Electric Capital Corp.	DUB	4.300%	12/20/2013	2.021%	24,700	2,203	0	2,203
General Electric Capital Corp.	DUB	4.800%	12/20/2013	2.021%	20,000	2,172	0	2,172
General Electric Capital Corp.	DUB	4.900%	12/20/2013	2.021%	34,100	3,836	0	3,836
General Electric Capital Corp.	DUB	4.000%	03/20/2014	2.029%	10,000	810	0	810
General Electric Capital Corp.	DUB	4.050%	03/20/2014	2.029%	25,000	2,075	0	2,075

Total Return Fund

General Electric Capital Corp.	DUB	5.000%	06/20/2014	1.972%		49,800	6,486	1,614	4,872
General Electric Capital Corp.	GSC	0.900%	12/20/2010	1.504%		6,400	(45)	0	(45)
General Electric Capital Corp.	GSC	8.000%	03/20/2011	1.638%		2,900	274	0	274
General Electric Capital Corp.	GSC	0.960%	06/20/2011	1.736%		14,000	(180)	0	(180)
General Electric Capital Corp.	GSC	5.000%	06/20/2011	1.680%		16,400	945	245	700
General Electric Capital Corp.	GSC	1.280%	06/20/2013	1.994%		10,000	(243)	0	(243)
General Electric Capital Corp.	JPM	5.000%	06/20/2010	1.424%		100	3	(4)	7
General Electric Capital Corp.	JPM	5.000%	09/20/2011	1.750%		24,200	1,551	1,250	301
General Electric Capital Corp.	JPM	0.280%	03/20/2016	2.049%		10,000	(969)	0	(969)
General Electric Capital Corp.	MLP	1.100%	12/20/2009	1.471%		23,000	(12)	0	(12)
General Electric Capital Corp.	MLP	0.800%	06/20/2010	1.471%		15,000	(69)	0	(69)
General Electric Capital Corp.	UBS	1.000%	09/20/2010	1.444%		43,000	(173)	(406)	233
GMAC, Inc.	DUB	4.000%	09/20/2012	6.550%		10,000	(642)	0	(642)
GMAC, Inc.	JPM	3.750%	09/20/2012	6.550%		12,000	(848)	0	(848)
HSBC Finance Corp.	CITI	1.000%	09/20/2010	1.191%		4,400	(7)	(67)	60
HSBC Finance Corp.	DUB	5.000%	12/20/2011	1.309%		355	29	19	10
HSBC Finance Corp.	RBS	1.800%	03/20/2010	1.237%		16,700	53	0	53
Indonesia Government International Bond	RBS	1.310%	12/20/2011	1.494%		44,300	(161)	0	(161)
Indonesia Government International Bond	RBS	1.330%	12/20/2011	1.494%		50,000	(160)	0	(160)
Indonesia Government International Bond	RBS	1.085%	03/20/2012	1.534%		24,270	(255)	0	(255)
JPMorgan Chase & Co.	BNP	0.930%	03/20/2013	0.667%		10,000	91	0	91
JPMorgan Chase & Co.	MSC	0.860%	03/20/2013	0.667%		9,000	61	0	61
JSC Gazprom	JPM	0.970%	10/20/2012	2.566%		45,400	(1,897)	0	(1,897)
JSC Gazprom	JPM	1.020%	10/20/2012	2.566%		45,400	(1,821)	0	(1,821)
JSC Gazprom	JPM	2.170%	02/20/2013	2.634%		58,600	(716)	0	(716)
JSC Gazprom	JPM	2.180%	02/20/2013	2.634%		49,900	(593)	0	(593)
JSC Gazprom	MSC	0.870%	11/20/2011	2.310%		50,000	(1,340)	0	(1,340)
JSC Gazprom	MSC	2.180%	02/20/2013	2.634%		29,600	(352)	0	(352)
Mexico Government International Bond	BCLY	2.100%	05/20/2010	0.914%		40,000	682	0	682
Mexico Government International Bond	JPM	0.920%	03/20/2016	1.633%		6,950	(281)	0	(281)
Mexico Government International Bond	MLP	2.100%	05/20/2010	0.914%		10,000	170	0	170
Morgan Stanley	DUB	1.863%	06/20/2010	1.207%		20,000	105	0	105
Morgan Stanley	RBS	1.850%	06/20/2010	1.207%		6,100	32	0	32
Panama Government International Bond	CSFB	1.200%	02/20/2017	1.535%		14,400	(288)	0	(288)
Panama Government International Bond	DUB	1.170%	04/20/2017	1.541%		20,000	(375)	0	(375)
Panama Government International Bond	HSBC	0.760%	01/20/2012	0.963%		4,600	(14)	0	(14)
Panama Government International Bond	JPM	0.730%	01/20/2012	0.963%		12,600	(48)	0	(48)
Panama Government International Bond	JPM	1.250%	01/20/2017	1.532%		2,800	(43)	0	(43)
Panama Government International Bond	JPM	1.230%	02/20/2017	1.535%		10,000	(180)	0	(180)
Panama Government International Bond	MSC	0.750%	01/20/2012	0.963%		44,400	(148)	0	(148)
Prudential Financial, Inc.	BOA	5.000%	09/20/2014	2.171%		10,000	1,264	(179)	1,443
Prudential Financial, Inc.	CITI	5.000%	09/20/2014	2.171%		5,000	632	(90)	722
Prudential Financial, Inc.	GSC	2.250%	03/20/2013	2.079%		10,000	62	0	62
Qwest Capital Funding, Inc.	BOA	4.750%	09/20/2010	3.269%		5,000	78	0	78
Qwest Capital Funding, Inc.	CSFB	4.160%	09/20/2010	3.195%		3,000	31	0	31
Qwest Capital Funding, Inc.	CSFB	4.170%	09/20/2010	3.269%		5,000	49	0	49
Qwest Capital Funding, Inc.	CSFB	4.650%	09/20/2010	3.269%		2,000	29	0	29
Qwest Capital Funding, Inc.	GSC	4.170%	09/20/2010	3.269%		5,000	49	0	49
Republic of Germany Government Bond	BNP	0.250%	03/20/2015	0.191%		30,000	94	55	39
Republic of Greece Government Bond	JPM	1.000%	03/20/2015	1.183%		30,000	(265)	(239)	(26)
Republic of Italy Government Bond	JPM	1.000%	03/20/2015	0.648%		30,000	547	504	43
Republic of Korea Government Bond	JPM	3.800%	12/20/2009	0.673%		3,000	24	0	24
SLM Corp.	BCLY	5.000%	09/20/2011	9.000%		2,800	(188)	(196)	8
SLM Corp.	BNP	4.600%	03/20/2010	10.112%		5,000	(120)	0	(120)
SLM Corp.	BOA	4.350%	06/20/2010	10.114%		50,000	(1,926)	0	(1,926)
SLM Corp.	BOA	5.000%	06/20/2010	9.954%		4,600	(150)	(241)	91
SLM Corp.	BOA	5.000%	09/20/2010	9.858%		25,000	(1,071)	(2,250)	1,179
SLM Corp.	BOA	5.000%	12/20/2010	9.802%		20,600	(1,080)	(1,830)	750
SLM Corp.	BOA	5.000%	09/20/2011	9.000%		10,500	(703)	(1,312)	609
SLM Corp.	BOA	5.000%	12/20/2011	8.854%		44,200	(3,159)	(3,536)	377
SLM Corp.	CITI	5.000%	06/20/2011	9.191%		25,000	(1,556)	(1,812)	256
SLM Corp.	CITI	5.000%	12/20/2013	8.728%		35,900	(4,127)	(4,909)	782
SLM Corp.	DUB	4.530%	03/20/2010	10.112%		20,000	(485)	0	(485)
SLM Corp.	DUB	5.000%	09/20/2010	9.858%		2,600	(111)	(208)	97
SLM Corp.	DUB	5.000%	12/20/2013	8.728%		15,000	(1,724)	(1,987)	263
SLM Corp.	DUB	5.000%	09/20/2014	8.553%		1,500	(183)	(169)	(14)
SLM Corp.	GSC	5.000%	03/20/2010	10.112%		4,500	(99)	(180)	81
SLM Corp.	GSC	4.660%	06/20/2010	10.114%		25,000	(907)	0	(907)
SLM Corp.	RBS	4.100%	03/20/2011	9.600%		10,000	(717)	0	(717)
SLM Corp.	UBS	5.000%	03/20/2010	9.953%		1,300	(28)	(52)	24
Swedbank AB	BNP	5.000%	09/20/2014	2.320%	EUR	25,000	4,462	4,065	397
Sweden Government International Bond	JPM	1.000%	03/20/2015	0.410%		$30,000	919	801	118
UBS AG	BNP	0.760%	03/20/2013	0.835%		30	0	0	0
United Kingdom Gilt	MSC	0.250%	03/20/2015	0.433%		30,000	(280)	(339)	59
United States Treasury Note	BNP	0.250%	03/20/2015	0.203%	EUR	20,000	74	42	32
Wells Fargo & Co.	BCLY	1.000%	03/20/2013	0.777%		$5,600	43	(116)	159
Wells Fargo & Co.	BCLY	2.500%	12/20/2013	0.809%		5,000	342	0	342
Wells Fargo & Co.	CITI	1.000%	03/20/2013	0.777%		7,100	55	(160)	215
Wells Fargo & Co.	DUB	1.240%	03/20/2013	0.789%		4,500	69	0	69
Wells Fargo & Co.	DUB	1.000%	09/20/2013	0.790%		14,000	115	(352)	467
Wells Fargo & Co.	DUB	2.500%	12/20/2013	0.809%		5,000	342	0	342
Wells Fargo & Co.	MSC	1.000%	03/20/2013	0.777%		3,600	28	(83)	111

							$41,222	$(19,250)	$60,472

Total Return Fund

Credit Default Swaps on Credit Indices - Buy Protection(1)

Index/Tranches	Counterparty	Fixed Deal (Pay) Rate	Maturity Date	Notional Amount(4)	Market Value(5)	Upfront Premiums Paid/(Received)	Unrealized (Depreciation)
CDX.HY-12 5-Year Index	DUB	(5.000)%	06/20/2014	$52,734	$3,157	$6,658	$(3,501)
CDX.IG-12 5-Year Index	GSC	(1.000)%	06/20/2014	428,900	1,724	4,549	(2,825)

					$4,881	$11,207	$(6,326)

Credit Default Swaps on Credit Indices - Sell Protection(2)

Index/Tranches	Counterparty	Fixed Deal Receive Rate	Maturity Date	Notional Amount(4)	Market Value(5)	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
CDX.HY-8 5-Year Index 35-100%	CITI	0.360%	06/20/2012	$100,146	$(2,610)	$0	$(2,610)
CDX.HY-8 5-Year Index 35-100%	CITI	0.401%	06/20/2012	126,049	(3,148)	0	(3,148)
CDX.HY-8 5-Year Index 35-100%	CITI	0.415%	06/20/2012	96,294	(2,370)	0	(2,370)
CDX.IG-9 5-Year Index 15-30%	DUB	0.990%	12/20/2012	50,000	901	0	901
CDX.IG-9 5-Year Index 15-30%	DUB	1.180%	12/20/2012	30,000	723	0	723
CDX.IG-9 5-Year Index 15-30%	GSC	0.830%	12/20/2012	30,000	387	0	387
CDX.IG-9 5-Year Index 15-30%	GSC	0.940%	12/20/2012	33,800	555	0	555
CDX.IG-9 5-Year Index 15-30%	MSC	0.963%	12/20/2012	102,700	1,763	0	1,763
CDX.IG-9 5-Year Index 30-100%	DUB	0.530%	12/20/2012	213,028	1,995	0	1,995
CDX.IG-9 5-Year Index 30-100%	DUB	0.695%	12/20/2012	97,229	1,414	0	1,414
CDX.IG-9 5-Year Index 30-100%	DUB	0.701%	12/20/2012	80,894	1,192	0	1,192
CDX.IG-9 5-Year Index 30-100%	DUB	0.705%	12/20/2012	9,917	147	0	147
CDX.IG-9 5-Year Index 30-100%	DUB	0.708%	12/20/2012	14,001	209	0	209
CDX.IG-9 5-Year Index 30-100%	DUB	0.710%	12/20/2012	27,807	418	0	418
CDX.IG-9 5-Year Index 30-100%	DUB	0.770%	12/20/2012	165,288	2,793	0	2,793
CDX.IG-9 5-Year Index 30-100%	DUB	0.780%	12/20/2012	243,071	4,184	0	4,184
CDX.IG-9 5-Year Index 30-100%	GSC	0.695%	12/20/2012	14,195	207	0	207
CDX.IG-9 5-Year Index 30-100%	GSC	0.705%	12/20/2012	22,071	328	0	328
CDX.IG-9 5-Year Index 30-100%	MSC	0.711%	12/20/2012	388,914	5,855	0	5,855
CDX.IG-9 5-Year Index 30-100%	MSC	0.771%	12/20/2012	184,734	3,129	0	3,129
CDX.IG-9 10-Year Index 30-100%	GSC	0.508%	12/20/2017	243,071	2,621	0	2,621
CDX.IG-9 10-Year Index 30-100%	GSC	0.548%	12/20/2017	62,518	850	0	850
CDX.IG-9 10-Year Index 30-100%	JPM	0.510%	12/20/2017	145,843	1,599	0	1,599
CDX.IG-9 10-Year Index 30-100%	JPM	0.553%	12/20/2017	132,036	1,843	0	1,843
CDX.IG-10 5-Year Index 30-100%	DUB	0.530%	06/20/2013	133,203	1,547	0	1,547
CDX.IG-10 5-Year Index 30-100%	GSC	0.463%	06/20/2013	164,899	1,556	0	1,556
CDX.IG-10 5-Year Index 30-100%	MLP	0.461%	06/20/2013	243,071	2,283	0	2,283

					$30,371	$0	$30,371

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities compromising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities compromising the referenced index.

(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities compromising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities compromising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, U.S. municipal issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end.

Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Total Return Fund

Interest Rate Swaps

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Pay	1-Month EUR- FRCPXTOB Index	2.090%	10/15/2010	BNP	EUR	65,400	$3,801	$(1)	$3,802
Pay	1-Month EUR- FRCPXTOB Index	2.103%	10/15/2010	BCLY		50,700	2,858	(69)	2,927
Pay	1-Month EUR- FRCPXTOB Index	2.146%	10/15/2010	UBS		58,500	3,695	0	3,695
Pay	1-Year BRL-CDI	11.360%	01/04/2010	BCLY	BRL	485,600	771	0	771
Pay	1-Year BRL-CDI	11.430%	01/04/2010	MLP		148,200	378	0	378
Pay	1-Year BRL-CDI	11.430%	01/04/2010	MSC		170,000	434	0	434
Pay	1-Year BRL-CDI	11.465%	01/04/2010	GSC		126,400	382	0	382
Pay	1-Year BRL-CDI	12.410%	01/04/2010	UBS		282,200	4,238	(505)	4,743
Pay	1-Year BRL-CDI	12.670%	01/04/2010	MSC		282,400	4,348	(410)	4,758
Pay	1-Year BRL-CDI	12.780%	01/04/2010	MSC		427,800	8,585	442	8,143
Pay	1-Year BRL-CDI	12.860%	01/04/2010	GSC		7,100	150	15	135
Pay	1-Year BRL-CDI	12.948%	01/04/2010	MLP		203,900	4,583	177	4,406
Pay	1-Year BRL-CDI	14.370%	01/04/2010	MLP		193,200	8,293	0	8,293
Pay	1-Year BRL-CDI	10.575%	01/02/2012	UBS		159,000	(2,488)	(2,885)	397
Pay	1-Year BRL-CDI	10.600%	01/02/2012	BCLY		62,100	(328)	0	(328)
Pay	1-Year BRL-CDI	10.600%	01/02/2012	JPM		47,800	(252)	0	(252)
Pay	1-Year BRL-CDI	10.610%	01/02/2012	HSBC		99,700	(515)	0	(515)
Pay	1-Year BRL-CDI	10.835%	01/02/2012	GSC		540,400	(1,348)	518	(1,866)
Pay	1-Year BRL-CDI	10.990%	01/02/2012	GSC		183,500	(494)	0	(494)
Pay	1-Year BRL-CDI	11.650%	01/02/2012	BCLY		247,000	1,480	120	1,360
Pay	1-Year BRL-CDI	14.765%	01/02/2012	HSBC		8,300	353	56	297
Pay	1-Year BRL-CDI	14.765%	01/02/2012	MLP		47,500	2,019	175	1,844
Pay	3-Month AUD Bank Bill	4.250%	06/15/2011	RBC	AUD	350,900	(3,432)	(51)	(3,381)
Pay	3-Month AUD Bank Bill	4.500%	06/15/2011	DUB		400,800	(3,088)	490	(3,578)
Pay	3-Month AUD Bank Bill	4.500%	06/15/2011	UBS		389,700	(3,002)	1,167	(4,169)
Pay	3-Month AUD Bank Bill	5.000%	12/15/2011	UBS		907,900	(6,143)	2,330	(8,473)
Pay	3-Month CAD Bank Bill	5.800%	12/19/2023	JPM	CAD	39,100	683	231	452
Pay	3-Month CAD Bank Bill	5.800%	12/19/2023	RBC		35,800	625	200	425
Pay	3-Month CAD Bank Bill	5.800%	12/19/2023	RBS		212,400	3,709	1,244	2,465
Pay	3-Month USD- LIBOR	3.000%	12/16/2010	BOA		$2,749,300	59,195	57,488	1,707
Pay	3-Month USD- LIBOR	3.000%	12/16/2010	MSC		7,194,400	154,903	150,777	4,126
Pay	3-Month USD- LIBOR	3.150%	12/17/2010	RBS		5,369,500	195,966	0	195,966
Pay	3-Month USD- LIBOR	4.000%	12/17/2010	BOA		4,393,900	216,251	30,010	186,241
Pay	3-Month USD- LIBOR	4.000%	12/17/2010	MSC		384,830	18,940	(897)	19,837
Pay	3-Month USD- LIBOR	4.000%	12/17/2010	RBS		176,600	8,692	4,565	4,127
Pay	3-Month USD- LIBOR	3.000%	02/04/2011	BCLY		7,419,300	242,522	(72,969)	315,491
Pay	3-Month USD- LIBOR	3.000%	02/04/2011	RBS		8,279,900	270,653	51,368	219,285
Pay	3-Month USD- LIBOR	4.000%	06/17/2011	BCLY		166,400	9,876	6,395	3,481
Pay	3-Month USD- LIBOR	4.000%	06/17/2011	BOA		2,066,300	122,382	66,439	55,943
Pay	3-Month USD- LIBOR	4.000%	06/17/2011	DUB		1,161,900	68,962	41,674	27,288
Pay	3-Month USD- LIBOR	4.000%	06/17/2011	MLP		1,336,600	79,330	41,189	38,141
Pay	3-Month USD- LIBOR	4.000%	06/17/2011	RBS		1,487,600	88,292	51,678	36,614
Pay	3-Month USD- LIBOR	3.600%	07/07/2011	RBS		1,570,400	79,241	0	79,241
Pay	3-Month USD- LIBOR	3.450%	08/05/2011	BCLY		4,654,700	214,200	0	214,200
Pay	3-Month USD- LIBOR	3.450%	08/05/2011	JPM		3,549,800	163,355	0	163,355
Pay	3-Month USD- LIBOR	3.450%	08/05/2011	MLP		998,800	45,963	0	45,963
Pay	3-Month USD- LIBOR	3.450%	08/05/2011	MSC		8,771,300	403,638	92,992	310,646
Pay	3-Month USD- LIBOR	3.450%	08/05/2011	RBS		6,935,100	319,139	79,666	239,473
Pay	3-Month USD- LIBOR	3.000%	12/16/2011	BOA		771,600	22,323	17,924	4,399
Pay	3-Month USD- LIBOR	4.000%	12/16/2014	MSC		21,200	1,183	376	807
Pay	3-Month USD- LIBOR	4.000%	12/16/2014	RBS		835,700	46,652	17,864	28,788
Pay	3-Month USD- LIBOR	4.000%	12/16/2016	RBS		415,100	20,434	16,770	3,664
Pay	3-Month USD- LIBOR	4.000%	06/17/2019	MLP		700	41	66	(25)
Pay	3-Month USD- LIBOR	4.000%	12/16/2019	BOA		99,600	3,840	(2,177)	6,017
Pay	3-Month USD- LIBOR	4.000%	12/16/2019	MSC		597,500	23,034	(9,139)	32,173
Pay	3-Month USD- LIBOR	4.000%	12/16/2019	RBS		77,200	2,976	(1,797)	4,773
Pay	6-Month AUD Bank Bill	4.250%	09/15/2011	UBS	AUD	813,600	(9,569)	5,211	(14,780)
Pay	6-Month AUD Bank Bill	6.000%	09/15/2012	GSC		255,000	132	0	132
Pay	6-Month AUD Bank Bill	6.000%	09/15/2012	UBS		31,800	16	0	16
Pay	6-Month AUD Bank Bill	5.000%	06/15/2013	DUB		251,400	(6,068)	948	(7,016)
Pay	6-Month EUR- LIBOR	4.500%	03/18/2014	BNP	EUR	257,200	36,211	(3,876)	40,087
Pay	6-Month GBP- LIBOR	6.000%	12/19/2009	GSC	GBP	188,200	6,944	(1,961)	8,905
Pay	6-Month GBP- LIBOR	6.000%	03/20/2010	GSC		300,000	12,529	4,594	7,935
Pay	6-Month GBP- LIBOR	5.000%	06/16/2011	BCLY		1,930	204	17	187
Pay	6-Month GBP- LIBOR	2.500%	03/17/2012	HSBC		1,800	(2)	(7)	5
Pay	6-Month GBP- LIBOR	5.100%	09/15/2013	RBS		19,200	2,517	(37)	2,554
Pay	6-Month GBP- LIBOR	5.000%	09/17/2013	GSC		23,300	2,910	209	2,701
Pay	6-Month GBP- LIBOR	5.000%	09/17/2013	HSBC		162,900	20,346	1,649	18,697
Pay	6-Month GBP- LIBOR	5.000%	03/18/2014	DUB		107,500	13,792	54	13,738
Pay	6-Month GBP- LIBOR	5.250%	03/18/2014	CSFB		80,000	11,618	(91)	11,709
Pay	6-Month GBP- LIBOR	5.250%	03/18/2014	GSC		100,300	14,565	(57)	14,622
Pay	6-Month GBP- LIBOR	5.250%	03/18/2014	MSC		70,000	10,165	0	10,165
Pay	28-Day MXN TIIE	8.000%	02/17/2014	BCLY	MXN	300,000	578	0	578
Pay	28-Day MXN TIIE	8.000%	02/17/2014	JPM		440,000	848	28	820

							$3,030,014	$650,187	$2,379,827

Total Return Fund

(o)	Written options outstanding on September 30, 2009:

Options on Exchange-Traded Futures Contracts

Description	Exercise Price	Expiration Date	# of Contracts	Premium	Market Value
Call - CBOT U.S. Treasury 10-Year Note December Futures	$121.000	11/20/2009	3,632	$2,056	$1,305
Put - CBOT U.S. Treasury 10-Year Note December Futures	115.000	11/20/2009	3,532	2,855	1,380

				$4,911	$2,685

Interest Rate Swaptions

Description	Counterparty	Floating Rate Index	Pay/ Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premium	Market Value
Put - OTC 10-Year Interest Rate Swap	BCLY	6-Month EUR-LIBOR	Pay	10.000%	07/01/2014	EUR	81,000	$619	$383
Put - OTC 7-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Pay	4.000%	11/23/2009		$401,000	3,949	542
Put - OTC 10-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Pay	4.350%	11/23/2009		109,900	543	204
Put - OTC 5-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Pay	5.500%	08/31/2010		991,000	7,820	4,256
Put - OTC 7-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Pay	6.000%	08/31/2010		163,300	1,135	758
Put - OTC 5-Year Interest Rate Swap	BNP	3-Month USD-LIBOR	Pay	3.750%	11/23/2009		67,000	657	37
Put - OTC 5-Year Interest Rate Swap	CITI	3-Month USD-LIBOR	Pay	3.750%	11/23/2009		41,000	403	22
Put - OTC 7-Year Interest Rate Swap	CITI	3-Month USD-LIBOR	Pay	4.000%	11/23/2009		500,000	5,289	676
Put - OTC 10-Year Interest Rate Swap	CSFB	3-Month USD-LIBOR	Pay	4.350%	11/23/2009		500,000	3,423	927
Put - OTC 10-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	4.350%	11/23/2009		811,000	5,702	1,504
Put - OTC 7-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	6.000%	08/31/2010		480,800	3,769	2,230
Put - OTC 7-Year Interest Rate Swap	GSC	3-Month USD-LIBOR	Pay	4.000%	11/23/2009		771,000	8,351	1,042
Put - OTC 10-Year Interest Rate Swap	GSC	3-Month USD-LIBOR	Pay	4.350%	11/23/2009		1,944,200	13,844	3,604
Put - OTC 5-Year Interest Rate Swap	GSC	3-Month USD-LIBOR	Pay	5.000%	06/15/2010		15,000	152	56
Put - OTC 7-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Pay	4.000%	11/23/2009		449,000	4,900	607
Put - OTC 5-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Pay	5.500%	08/31/2010		679,000	7,327	2,916
Put - OTC 7-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Pay	6.000%	08/31/2010		1,494,400	11,682	6,932
Put - OTC 10-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Pay	6.000%	08/31/2010		990,300	9,992	6,654
Put - OTC 5-Year Interest Rate Swap	MLP	3-Month USD-LIBOR	Pay	3.750%	11/23/2009		241,000	2,385	131
Put - OTC 10-Year Interest Rate Swap	MLP	3-Month USD-LIBOR	Pay	4.350%	11/23/2009		565,300	3,850	1,048
Put - OTC 5-Year Interest Rate Swap	MLP	3-Month USD-LIBOR	Pay	5.800%	06/28/2010		45,000	253	97
Put - OTC 5-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Pay	3.750%	11/23/2009		17,000	191	9
Put - OTC 7-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Pay	4.000%	11/23/2009		350,000	1,918	473
Put - OTC 10-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Pay	4.350%	11/23/2009		189,100	1,214	351
Put - OTC 5-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Pay	5.500%	08/31/2010		66,000	629	283
Call - OTC 10-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Receive	3.000%	11/23/2009		1,641,000	10,416	5,125
Put - OTC 7-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	4.000%	11/23/2009		1,448,000	7,538	1,957
Put - OTC 10-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	4.350%	11/23/2009		3,029,000	22,162	5,616
Put - OTC 5-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	5.800%	06/28/2010		1,750,000	10,622	3,769
Put - OTC 5-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	5.500%	08/31/2010		634,000	4,988	2,723
Put - OTC 7-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	6.000%	08/31/2010		4,406,100	34,008	20,440
Put - OTC 10-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	6.000%	08/31/2010		1,768,900	17,829	11,886

								$207,560	$87,258

Transactions in written call and put options for the period ended September 30, 2009:

	# of Contracts	Notional Amount in $	Notional Amount in EUR		Premium
Balance at 03/31/2009	38,243	$10,521,800	EUR	250,000	$77,500
Sales	23,595	26,558,300		81,000	221,170
Closing Buys	(54,674)	(10,521,800)		(250,000)	(86,199)
Expirations	0	0		0	0
Exercised	0	0		0	0

Balance at 09/30/2009	7,164	$26,558,300	EUR	81,000	$212,471

(p)	Restricted securities as of September 30, 2009:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
California Statewide Communities Development Authority Certificates of Participation Bonds, Series 1999	6.100%	11/01/2015	12/10/2008	$1,108	$1,171	0.00%
Citigroup Mortgage Loan Trust, Inc.	0.316%	05/25/2037	05/16/2007	18,442	13,201	0.01%
DLJ Mortgage Acceptance Corp.	6.502%	08/01/2021	07/21/1992	213	187	0.00%
Lehman Brothers Holdings, Inc.	4.850%	09/03/2013	10/10/2008	1,147	2,203	0.00%
Michigan State Public Educational Facilities Authority Revenue Bonds, (Q-SBLF Insured), Series 2008	7.000%	10/01/2036	12/11/2008	83	99	0.00%
San Diego, California Community Facilities District No. 3 Special Tax Bonds, Series 2006	5.600%	09/01/2021	12/10/2008 - 12/11/2008	1,682	1,910	0.00%
United Airlines, Inc.	11.080%	05/27/2024	12/28/2001	0	7	0.00%

				$22,675	$18,778	0.01%

(q)	Short sales outstanding on September 30, 2009:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Market Value
Fannie Mae	4.000%	10/01/2039	$450,000	$445,676	$445,640
Fannie Mae	5.500%	10/01/2039	10,392,640	10,778,679	10,871,678
Fannie Mae	5.500%	11/01/2039	11,358,314	11,802,069	11,842,814
Fannie Mae	6.000%	10/01/2039	2,763,000	2,914,025	2,914,534
Fannie Mae	6.000%	11/01/2039	2,320,400	2,435,197	2,440,409
Freddie Mac	5.500%	10/01/2039	827,000	865,013	865,637
Freddie Mac	6.000%	09/01/2039	323,000	336,672	341,724

				$29,577,331	$29,722,436

Total Return Fund

(r)	Foreign currency contracts outstanding on September 30, 2009:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	AUD	117,553	10/2009	CITI	$1,564	$0	$1,564
Buy		120,971	10/2009	JPM	1,181	0	1,181
Buy		120,971	10/2009	RBS	6,109	0	6,109
Buy		59,593	11/2009	JPM	558	0	558
Sell		4,000	11/2009	RBS	0	(64)	(64)
Buy	BRL	810,000	10/2009	BCLY	8,087	0	8,087
Sell		70,169	10/2009	BCLY	0	(3,688)	(3,688)
Buy		177,990	10/2009	CITI	2,240	0	2,240
Sell		511,290	10/2009	CITI	0	(35,992)	(35,992)
Buy		43,368	10/2009	DUB	1,448	0	1,448
Buy		661,795	10/2009	GSC	6,302	0	6,302
Sell		1,547,287	10/2009	GSC	0	(104,946)	(104,946)
Buy		1,477,269	10/2009	HSBC	19,295	0	19,295
Sell		1,889,228	10/2009	HSBC	0	(105,925)	(105,925)
Sell		711,390	10/2009	JPM	0	(50,795)	(50,795)
Buy		1,000,000	10/2009	RBC	14,860	0	14,860
Buy		558,942	10/2009	RBS	8,221	0	8,221
Sell		810,000	02/2010	BCLY	0	(8,012)	(8,012)
Sell		177,990	02/2010	CITI	0	(2,178)	(2,178)
Sell		43,368	02/2010	DUB	0	(1,438)	(1,438)
Sell		661,795	02/2010	GSC	0	(6,292)	(6,292)
Sell		1,477,269	02/2010	HSBC	0	(19,317)	(19,317)
Sell		1,000,000	02/2010	RBC	0	(14,711)	(14,711)
Sell		558,942	02/2010	RBS	0	(8,239)	(8,239)
Buy	CAD	75,401	10/2009	BCLY	928	0	928
Buy		72,582	10/2009	CITI	690	0	690
Buy		5,800	10/2009	RBS	36	0	36
Buy	CHF	1,132	10/2009	RBC	44	0	44
Buy		1,100	10/2009	RBS	0	(4)	(4)
Buy		2,232	12/2009	HSBC	0	(10)	(10)
Buy	CNY	233,076	03/2010	BCLY	0	(396)	(396)
Buy		233,622	03/2010	HSBC	0	(316)	(316)
Buy		372,463	03/2010	JPM	0	(537)	(537)
Buy		265,469	08/2010	HSBC	0	(107)	(107)
Buy		527,525	08/2010	JPM	0	(238)	(238)
Buy		544,574	08/2010	MSC	0	(277)	(277)
Sell	EUR	354,701	10/2009	BCLY	0	(10,939)	(10,939)
Sell		424,173	10/2009	BNP	0	(13,294)	(13,294)
Buy		3,512	10/2009	JPM	0	(8)	(8)
Buy		10,000	10/2009	RBC	107	0	107
Buy		7,602	10/2009	RBS	0	(35)	(35)
Buy	GBP	1,000	10/2009	BCLY	0	(60)	(60)
Sell		801,591	10/2009	BNP	54,280	(235)	54,045
Buy		45,000	10/2009	HSBC	464	0	464
Buy		22,421	10/2009	RBS	0	(603)	(603)
Buy	IDR	28,112,900	01/2010	BCLY	0	(32)	(32)
Sell	JPY	9,689,014	10/2009	BNP	0	(3,227)	(3,227)
Sell		23,256,163	10/2009	RBC	0	(2,689)	(2,689)
Sell		4,587,555	10/2009	RBS	0	(819)	(819)
Buy	KRW	19,476,216	11/2009	DUB	789	0	789
Buy		41,323,012	11/2009	JPM	1,781	0	1,781
Buy		20,371,746	11/2009	MSC	808	0	808
Buy	MXN	2,601	11/2009	CITI	0	(2)	(2)
Sell		418	11/2009	CITI	0	(3)	(3)
Sell		1,606	11/2009	DUB	0	(2)	(2)
Buy		2,371	11/2009	HSBC	0	(1)	(1)
Buy		5,269	11/2009	JPM	1	(1)	0
Buy	MYR	110,256	11/2009	BCLY	567	0	567
Buy		64,110	11/2009	BOA	309	0	309
Buy		226,720	11/2009	JPM	393	0	393
Buy		59,110	11/2009	RBS	304	0	304
Buy	NZD	8,236	10/2009	CITI	38	0	38
Sell	SEK	19,776	10/2009	MSC	0	(291)	(291)
Sell		9,531	10/2009	RBS	0	(133)	(133)
Sell		29,307	12/2009	HSBC	3	0	3
Buy	SGD	49,894	11/2009	CITI	408	0	408
Buy		46,417	11/2009	DUB	784	0	784
Buy		89,630	11/2009	HSBC	1,093	0	1,093
Buy		487	11/2009	UBS	1	0	1
Buy	TWD	1,073,665	11/2009	GSC	809	0	809
Buy		1,076,952	11/2009	HSBC	912	0	912

					$135,414	$(395,856)	$(260,442)

Total Return Fund

(s)	Fair Value Measurements+

The following is a summary of the fair valuations according to the inputs used as of September 30, 2009 in valuing the Fund’s assets and liabilities:

Category++	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 9/30/2009
Corporate Bonds & Notes	$0	$46,113,140	$2,841	$46,115,981
U.S. Government Agencies	0	89,267,366	199,762	89,467,128
U.S. Treasury Obligations	0	20,993,675	0	20,993,675
Short-Term Instruments	811,198	14,860,709	0	15,671,907
Other Investments+++	4,976	20,889,122	28,663	20,922,761

Investments, at value	$816,174	$192,124,012	$231,266	$193,171,452

Short Sales, at value	$0	$(29,722,436)	$0	$(29,722,436)

Financial Derivative Instruments++++	$997,723	$2,017,993	$(180)	$3,015,536

Total	$1,813,897	$164,419,569	$231,086	$166,464,552

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ending September 30, 2009:

Category++	Beginning Balance at 03/31/2009	Net Purchases/ (Sales)	Accrued Discounts/ (Premiums)	Realized Gain/ (Loss)	Net Change in Unrealized Appreciation/ (Depreciation)	Net Transfers In/(Out) of Level 3	Ending Balance at 09/30/2009	Net Change in Unrealized Appreciation/ (Depreciation) on investments held at 09/30/2009
Corporate Bonds & Notes	$3,374	$(1,152)	$3	$(193)	$344	$465	$2,841	$144
U.S. Government Agencies	106,233	(1,392)	85	(63)	3,846	91,053	199,762	3,798
Other Investments+++	32,697	(4,833)	17	151	1,982	(1,351)	28,663	1,476

Investments, at value	$142,304	$(7,377)	$105	$(105)	$6,172	$90,167	$231,266	$5,418

Financial Derivative Instruments++++	$11,987	$0	$0	$0	$(1,995)	$(10,172)	$(180)	$2,544

Total	$154,291	$(7,377)	$105	$(105)	$4,177	$79,995	$231,086	$7,962

+	See note 2 in the Notes to Financial Statements for additional information.
++	Refer to the Schedule of Investments for additional information.
+++	Sum of all other categories each of which individually has an aggregate market value of less than 5% of net assets.
++++	Financial derivative instruments may include open futures contracts, swap contracts, written options, and foreign currency contracts.

(t)	Fair Value of Derivative Instruments ^

The following is a summary of the fair valuations of the Fund’s derivative instruments categorized by risk exposure:

Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of September 30, 2009:

	Derivatives not accounted for as hedging instruments under Statement 133
	Interest rate contracts	Foreign exchange contracts	Credit contracts	Equity contracts	Other contracts	Total
Assets:
Variation margin receivable^^	$997,912	$0	$0	$0	$0	$997,912
Unrealized appreciation on foreign currency contracts	0	135,414	0	0	0	135,414
Unrealized appreciation on swap agreements	2,424,704	0	177,637	0	0	2,602,341

	$3,422,616	$135,414	$177,637	$0	$0	$3,735,667

Liabilities:
Written options outstanding	$89,943	$0	$0	$0	$0	$89,943
Variation margin payable^^	293	0	0	0	0	293
Unrealized depreciation on foreign currency contracts	0	395,856	0	0	0	395,856
Unrealized depreciation on swap agreements	44,877	0	189,162	0	0	234,039

	$135,113	$395,856	$189,162	$0	$0	$720,131

The Effect of Derivative Instruments on the Statement of Operations for the Six Months Ended September 30, 2009:

	Derivatives not accounted for as hedging instruments under Statement 133
	Interest rate contracts	Foreign exchange contracts	Credit contracts	Equity contracts	Other contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result from Operations:
Net realized gain on investments (purchased options)	$59,329	$0	$0	$0	$0	$59,329
Net realized gain (loss) on futures contracts, written options and swaps	1,952,874	0	(818,093)	0	0	1,134,781
Net realized (loss) on foreign currency transactions	0	(607,662)	0	0	0	(607,662)

	$2,012,203	$(607,662)	$(818,093)	$0	$0	$586,448

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result from Operations:
Net change in unrealized (depreciation) on investments (purchased options)	$(920,795)	$0	$0	$0	$0	$(920,795)
Net change in unrealized appreciation on futures contracts, written options and swaps	469,920	0	1,155,052	0	0	1,624,972
Net change in unrealized (depreciation) on translation of assets and liabilities denominated in foreign currencies	0	(146,584)	0	0	0	(146,584)

	$(450,875)	$(146,584)	$1,155,052	$0	$0	$557,593

^	See note 2 in the Notes to Financial Statements for additional information.
^^	The Fair Values of Derivative Instruments may include cumulative appreciation/depreciation of futures contracts as reported in the Notes to Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

Total Return Fund

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchases.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11.	Controls and Procedures.

(a) The principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) provide reasonable assurances that material information relating to the Trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Trust’s internal control over financial reporting.

Item 12.	Exhibits.

(a) Exhibit 99.CERT—Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

(b) Exhibit 99.906CERT—Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PIMCO Funds

By:	/s/ BRENT R. HARRIS
Brent R. Harris
President and Chairman of the Board, Principal Executive Officer

Date: December 8, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ BRENT R. HARRIS
Brent R. Harris
President and Chairman of the Board, Principal Executive Officer

Date: December 8, 2009

By:	/s/ JOHN P. HARDAWAY
John P. Hardaway
Treasurer, Principal Financial Officer

Date: December 8, 2009